Exhibit 99.C.2

SPECIAL EDITION Official Gazette (GLWHGDWWKH2I¿FHRIWKH3UHVLGHQWRIWKH3KLOLSSLQHV pursuant to Commonwealth Act No. 638 as amended by the Administrative Code of 1987 VOL. 118 Manila, Philippines, January 3, 2022 NO. 1 Republic of the Philippines REPUBLIC ACT NO. 11639 FISCAL YEAR General Appropriations Act VOLUME I-B Sustaining the Legacy of Real Change for the Future Generations

Republic of the Philippines

GENERAL APPROPRIATIONS ACT, FY 2022

January 1 - December 31, 2022

VOLUME I - B

A.	Office of the Secretary	335
B.	Intramuros Administration	345
C.	National Parks Development Committee	348

XXIV.	DEPARTMENT OF TRADE AND INDUSTRY	352

A.	Office of the Secretary	352
B.	Board of Investments	370
C.	Construction Industry Authority of the Philippines	373
D.	Cooperative Development Authority	376
E.	Design Center of the Philippines	385
F.	Philippine Trade Training Center	388
G.	Technical Education and Skills Development Authority	390

XXV.	DEPARTMENT OF TRANSPORTATION	401

A.	Office of the Secretary	401
B.	Civil Aeronautics Board	424
C.	Maritime Industry Authority	427
D.	Office of Transportation Cooperatives	431
E.	Office for Transportation Security	433
F.	Philippine Coast Guard	435
G.	Toll Regulatory Board	445

XXVI.	NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY	449

A.	Office of the Secretary	449
B.	Commission on Population and Development	462
C.	Philippine National Volunteer Service Coordinating Agency	469
D.	Public-Private Partnership Center of the Philippines	472
E.	Philippine Statistical Research and Training Institute	475
F.	Philippine Statistics Authority	477
G.	Tariff Commission	489

XXVII.	PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE	494

A.	Presidential Communications Operations Office (Proper)	494
B.	Bureau of Broadcast Services	496
C.	Bureau of Communications Services	499
D.	National Printing Office	501
E.	News and Information Bureau	503
F.	Philippine Information Agency	506
G.	Presidential Broadcast Staff (RTVM)	508

XXVIII.	OTHER EXECUTIVE OFFICES	513

A.	Anti-Money Laundering Council	513
B.	Anti-Red Tape Authority	514
C.	Climate Change Commission	517
D.	Commission on Filipinos Overseas	519
E.	Commission on Higher Education	522

F.	Commission on the Filipino Language	529
G.	Dangerous Drugs Board	531
H.	Energy Regulatory Commission	535
I.	Film Development Council of the Philippines	537
J.	Games and Amusements Board	540
K.	Governance Commission for Government-Owned or Controlled Corporations	542
L.	Mindanao Development Authority	545
M.	Movie and Television Review and Classification Board	547
N.	National Commission for Culture and the Arts	549

N.1	National Commission for Culture and the Arts (Proper)	549
N.2	National Historical Commission of the Philippines	552
N.3	National Library of the Philippines	556
N.4	National Archives of the Philippines	559

O.	National Commission of Senior Citizens	562
P.	National Intelligence Coordinating Agency	564
Q.	National Security Council	567
R.	Office of the Presidential Adviser on the Peace Process	569
S.	Optical Media Board	573
T.	Philippine Competition Commission	575
U.	Philippine Drug Enforcement Agency	577
V.	Philippine Racing Commission	580
W.	Philippine Space Agency	583
X.	Philippine Sports Commission	585
Y.	Presidential Legislative Liason Office	589
Z.	Presidential Management Staff	591

XXIX.	JOINT LEGISLATIVE-EXECUTIVE COUNCILS	597

A.	Legislative-Executive Development Advisory Council	597

XXX.	THE JUDICIARY	600

A.	Supreme Court of the Philippines and the Lower Courts	600
B.	Presidential Electoral Tribunal	604
C.	Sandiganbayan	606
D.	Court of Appeals	610
E.	Court of Tax Appeals	613

XXXI.	CIVIL SERVICE COMMISSION	617

A.	Civil Service Commission	617
B.	Career Executive Service Board	628

XXXII.	COMMISSION ON AUDIT	633

XXXIII.	COMMISSION ON ELECTIONS	648

XXXIV.	OFFICE OF THE OMBUDSMAN	655

XXXV.	COMMISSION ON HUMAN RIGHTS	660

A.	Commission on Human Rights	660
B.	Human Rights Violations Victims’ Memorial Commission	663

XXXVI.	BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS	668

A.	DEPARTMENT OF AGRICULTURE	668
A.1	National Dairy Authority	668
A.2	National Food Authority	670
A.3	National Tobacco Administration	671
A.4	Philippine Coconut Authority	672
A.5	Philippine Fisheries Development Authority	674
A.6	Philippine Rice Research Institute	676
A.7	Sugar Regulatory Administration	677

B.	DEPARTMENT OF ENERGY	679
B.1	National Electrification Administration	679
B.2	National Power Corporation	681

C.	DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES	682
C.1	Laguna Lake Development Authorithy	682

D.	DEPARTMENT OF FINANCE	683
D.1	Philippine Crop Insurance Corporation	683
D.2	Philippine Tax Academy	684

E.	DEPARTMENT OF HEALTH	686
E.1	Lung Center of the Philippines	686
E.2	National Kidney and Transplant Institute	687
E.3	Philippine Children’s Medical Center	688
E.4	Philippine Health Insurance Corporation	690
E.5	Philippine Heart Center	692
E.6	Philippine Institute of Traditional and Alternative Health Care	693

F.	DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT	694
F.1	National Home Mortgage Finance Corporation	694
F.2	National Housing Authority	696
F.3	Social Housing Finance Corporation	698

G.	DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS	699
G.1	Local Water Utilities Administration	699

H.	DEPARTMENT OF TOURISM	700
H.1	Tourism Infrastructure and Enterprise Zone Authority	700

I.	DEPARTMENT OF TRADE AND INDUSTRY	702
I.1	Aurora Pacific Economic Zone and Freeport Authority	702
I.2	Center for International Trade Expositions and Missions	703
I.3	Small Business Corporation	704

J.	DEPARTMENT OF TRANSPORTATION	706
J.1	Civil Aviation Authority of the Philippines	706
J.2	Light Rail Transit Authority	707
J.3	Philippine National Railways	708

K.	NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY	709
K.1	Philippine Institute for Development Studies	709

L.	PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE	711
L.1	Intercontinental Broadcasting Corporation	711
L.2	People’s Television Network, Incorporated	712

M.	OTHER EXECUTIVE OFFICES	713
M.1	Authority of the Freeport Area of Bataan	713
M.2	Bases Conversion and Development Authority	714
M.3	Cagayan Economic Zone Authority	715
M.4	Credit Information Corporation	716
M.5	Cultural Center of the Philippines	717
M.6	Development Academy of the Philippines	719
M.7	National Irrigation Administration	721
M.8	Philippine Center for Economic Development	726
M.9	Philippine Postal Corporation	727
M.10	Southern Philippines Development Authority	728
M.11	Subic Bay Metropolitan Authority	729
M.12	Zamboanga City Special Economic Zone Authority	731

N.	BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS - OTHERS	732

XXXVII.	ALLOCATIONS TO LOCAL GOVERNMENT UNITS	737
A.	Metropolitan Manila Development Authority	737
B.	Special Shares of LGUs in the Proceeds of National Taxes	746
C.	Local Government Support Fund	748
D.	Special Shares of LGUs in the Proceeds of Fire Code Fees	750
E.	Barangay Officials Death Benefits	751
F.	Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	752

XXXVIII.	CONTINGENT FUND	755

XXXIX.	MISCELLANEOUS PERSONNEL BENEFITS FUND	758

XL.	NATIONAL DISASTER RISK REDUCTION AND MANAGEMENT FUND	762

XLI.	PENSION AND GRATUITY FUND	765

XLII.	UNPROGRAMMED APPROPRIATIONS	768

Budgets of Department of Energy Attached Corporations

I.	National Electrification Administration	776
II.	National Power Corporation	778

III.	Philippine National Oil Company	782

	General Provisions	784

	President’s Veto Message	807

	Summary of FY 2021 New Appropriations	825

	ANNEXES

	A. Automatic Appropriations	841

	B. Debt Service-Principal Amortization	842

	Department of Agriculture - Farm to Market Roads	843

	Department of Education - Non-Implementing Unit Secondary Schools	859

	Department of Health - Health Facilities Enhancement Program (HFEP)	983

	List of Beneficiaries of the Support to the Barangay Development Program of the National Task Force to the End Local Communist Armed Conflict (NTF-Elcac)	1037

JANUARY 3, 2022	OFFICIAL GAZETTE	1
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

XX. DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations including locally-funded and foreign-assisted projects, as indicated hereunder	₱	785,725,522,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	8,754,928,000	₱	641,728,000	₱	1,008,187,000	₱	10,404,843,000
Support to Operations		939,139,000		4,708,376,000		2,660,902,000		8,308,417,000
Operations						767,012,262,000		767,012,262,000

ASSET PRESERVATION PROGRAM						117,481,826,000		117,481,826,000
NETWORK DEVELOPMENT PROGRAM						126,950,442,000		126,950,442,000
BRIDGE PROGRAM						25,382,854,000		25,382,854,000
FLOOD MANAGEMENT PROGRAM						128,966,729,000		128,966,729,000
LOCAL PROGRAM						15,433,220,000		15,433,220,000
CONVERGENCE AND SPECIAL SUPPORT PROGRAM						352,797,191,000		352,797,191,000

TOTAL NEW APPROPRIATIONS	₱	9,694,067,000	₱	5,350,104,000	₱	770,681,351,000	₱	785,725,522,000

Special Provision(s)

1. Assessments and Other Collections. The DPWH is authorized to assess service utilities and franchise holders or any other corporation, entity or person, which may cause damage to public works or highway projects, the estimated amount for the reconstruction, restoration or renovation of the damaged infrastructure. The proceeds therefrom shall be deposited with the National Treasury and recorded as trust receipts in accordance with E. O. No. 338, s. 1996.

Other collections by the DPWH such as liquidated damages due from suppliers, consultants or contractors shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Public-Private Partnership Infrastructure Projects. The amount appropriated herein for the Public-Private Partnership Strategic Support Fund shall be used for payment of: (i) right-of-way acquisition expenses under R.A. No. 8974 and R.A. No. 10752 and other laws of the land; (ii) fees and charges as may be imposed by BIR in accordance with the existing tax rules; (iii) incidental expenses that may be imposed by National Government Agencies, GOCCs, LGUs and the courts for the transfer of land titles in the name of the Republic of the Philippines or annotation of its liens and encumbrances, certification fee and fee for issuance of certified true copy of documents; (iv) just compensation and other expenses related to expropriation proceedings, notarization of documents, land appraisal, subdivision and titling of partially affected lots; (v) fees and/or expenses for variation orders, transaction advisors, feasibility studies, business case studies, or independent consultants; and (vi) reimbursements to the Project Development and Monitoring Facility Fund for the following projects:

(a) Cavite-Laguna Expressway Project;

(b) Ninoy Aquino International Airport Expressway;

(c) North Luzon Expressway - South Luzon Expressway (NLEX-SLEX) Connector Road;

(d) Tarlac-Pangasinan-La Union Toll Expressway;

(e) Daang Hari-SLEX Link Road;

(f) Central Luzon Link Expressway, Phase II;

(g) Davao Bypass;

2	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

(h) Davao-Digos Expressway Project;

(i) Dingalan-Capas-Botolan Expressway Project;

(j) DPWH-Central Office Building;

(k) Iloilo-Capiz-Aklan Expressway;

(l) Kennon Road Project;

(m) Laguna Lakeshore Expressway Dike;

(n) Metro Cebu Expressway;

(o) Mindoro-Batangas Super Bridge;

(p) NLEX East Phase I and II;

(q) Opol-Naawan Expressway Project;

(r) Pacific Eastern Seaboard Expressway;

(s) Pangasinan-Nueva Ecija Expressway;

(t) Plaridel Bypass Toll Road Project;

(u) Quirino Highway Project; and

(v) Villanueva-Cagayan de Oro-Opol Expressway.

In no case shall said amount be used for the unsolicited projects and payment of the private partner’s financial obligations which the government has guaranteed.

3. Tourism Road Infrastructure Program. The amount appropriated herein for Access Roads leading to Declared Tourism Destinations under the Tourism Road Infrastructure Program shall be used for the construction, reconstruction, upgrading, and improvement of roads and bridges jointly identified by the DPWH and the DOT based on the technical criteria and priority areas in support of the National Tourism Development Plan, and which are not yet covered by other funding sources.

4. Roads Leveraging Linkages of Industry and Trade (ROLL IT) Program. The amount appropriated herein for the Access Roads Leading to Trades, Industries and Economic Zones under the ROLL IT Program shall be used for the construction, reconstruction, upgrading, and improvement of roads and bridges jointly identified by the DPWH and the DTI based on the technical criteria and priority areas in support of the Philippine Inclusive Innovation Industrial Strategy (I3S) and Comprehensive National Industrial Strategy, and which are not yet covered by other funding sources.

5. Tatag ng Imprastruktura para sa Kapayapaan at Seguridad (TIKAS) Program. The amount appropriated herein for various infrastructure in support of national security under the TIKAS Program shall be used to cover the construction, rehabilitation, upgrading, and improvement of facilities for the military and police jointly identified by the DPWH and DND or PNP, based on the technical criteria and priority areas in order to enhance the facility capability and readiness of the military and police in providing a secured environment conducive for national development and overall increase in quality of life.

6. Basic Infrastructure Program. The amount appropriated herein for the implementation of the Basic Infrastructure Program shall be subject to the following:

(a) Engineering and Administrative Overhead (EAO) expenses shall not exceed one percent (1%) of the project cost;

(b) compliance with the standards, designs, or specifications including universal design standards set by law, such as B.P. Blg. 344 (Accessibility Law) and R.A. No. 6541 (National Building Code of The Philippines) and the following agencies: (i) DPWH for local roads and bridges, flood control and drainage systems, or multi-purpose buildings; (ii) DPWH and Local Water Utilities Administration for Levels 2 and 3 water supply systems; or (iii) DPWH and DepEd or CHED, as the case may be, for classrooms, school buildings or academic buildings; and

(c) turnover of the management and ownership of the infrastructure projects upon completion thereof to LGUs, which shall shoulder the maintenance and repair costs.

7. Infrastructure Projects. In the implementation of infrastructure projects, the DPWH may consider the following:

(a) clustering or de-clustering in the procurement of infrastructure projects for cost efficiency and effective management with due compliance with R.A. No. 9184 and its IRR and the guidelines issued by the GPPB;

(b) adoption of standards for various hazards, global warming or climate change in the feasibility study, design and detailed engineering works of all infrastructure projects, in coordination with the Climate Change Commission;

(c) provision of bike lanes and pedestrian-safe sidewalks as well as roadside tree planting; and

(d) use of available and cost-effective Coconet Bio-Engineering Solution for soil erosion control and slope stabilization.

8. Inclusion of Active Transportation Facilities in all Road and Bridge Projects. All projects pertaining to the construction, preventive maintenance, rehabilitation, reconstruction, upgrading, off-carriageway improvement, widening and/or paving of primary, secondary, tertiary, bypass and diversion roads, and the construction, widening, or replacement of bridges, shall be so designed and implemented as to include protected lanes for pedestrians and bicycles/light mobility vehicles, in accordance with E.O. No. 774, s. 2008, NEDA Board Resolution No. 5, s. 2017, and all applicable guidelines issued by the executive branch on promoting active transportation. Pedestrian crossings shall by default be at-grade for the inclusion of persons with disability, senior citizens, pregnant women, children with strollers, tourists with luggage, and parents with children, consistent with public health and safety regulations.

9. Pedestrian Refuge Island. The DPWH shall provide pedestrian refuge islands along existing national roads. For new roads to be constructed, the DPWH shall include the provision for pedestrian refuge island in the design and program cost of road construction projects. The island shall be installed at accident-prone areas and other areas where there are concentration of pedestrians to provide additional safety measures to pedestrians crossing the national road. This provision shall be subject to the guidelines of DPWH.

10. Restriction on Delegation of Project Implementation. To ensure the efficient implementation of infrastructure projects, the DPWH may delegate in the following instances: (i) the AFP Corps of Engineers in high transportation security risk areas; (ii) inter-department or inter-agency projects; and (iii) LGUs with the capability to implement projects either by administration or contract as determined by DPWH, subject to the overall technical supervision of the DPWH.

In addition, for the National Sewerage and Septage Management Program, the DPWH shall: (i) provide the technical requirements; (ii) ensure that the contractors to be engaged by the LGUs are technically capable; and (iii) regularly monitor the Program.

JANUARY 3, 2022	OFFICIAL GAZETTE	3
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

11. LGU Infrastructure Capacity Program. The DPWH shall assess and conduct infrastructure capacity building programs to enable LGUs to effectively implement infrastructure projects.

12. Special Road Fund. The amount appropriated herein for the Special Road Fund constituting the amount collected by virtue of R.A. No. 8794, as amended by R.A. No. 11239, shall be automatically credited to a Special Account in the General Fund of the National Treasury, constituted as the Special Road Fund, and shall be earmarked solely for the construction, upgrading, repair, and rehabilitation of roads, bridges, and road drainage.

13. Right-of-Way Acquisitions and Payments of Contractual Obligations. The amount appropriated herein shall be used exclusively for right-of-way expenses under R.A. No. 10752 and other contractual obligations of the DPWH, relative to the implementation of infrastructure projects. The DPWH shall pursue that all ROW expenses are settled before the commencement of projects.

Release of funds shall be subject to the submission of the list of claimants with the corresponding projects and amounts certified correct by the DPWH and a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

14. Project Related Expenses. For infrastructure projects costing more than One Million Pesos (P1,000,000), the DPWH is authorized to deduct, but not to exceed the following percentages of the project cost, to be used for: (i) EAO expenses and (ii) MOOE:

(a) three and one-half percent (3.5%) for releases to the Central Office;

(b) two and one-half percent (2.5%) for releases to the Regional Offices (ROs);

(c) two percent (2%) for releases to the District Engineering Offices (DEOs);

(d) one percent (1%) for infrastructure projects under the Basic Infrastructure Program undertaken by the Central Office, ROs and DEOs; Provided , That the 1% EAO shall be given only to the implementing unit, regardless where the fund was released; or

(e) one-half percent (0.5%) for infrastructure projects of other agencies undertaken by the Central Office, ROs or DEOs.

For EAO expenses, the same shall be limited to: (i) administrative overhead including the hiring of individuals engaged through job orders or contracts of service or such other engagement of personnel without any employer-employee relationship; (ii) pre-construction activities after detailed engineering; (iii) construction project management; (iv) testing and quality control; (v) acquisition, rehabilitation and repair of related equipment and parts; and (vi) contingencies in relation to pre-construction activities. The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost.

Disbursements or expenditures by DPWH in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

15. Implementation of Flood Control Projects in the National Capital Region. The DPWH shall implement foreign-assisted flood control projects and transfer the same to the MMDA only upon completion thereof or revision of the loan agreement indicating the MMDA as the implementing agency.

16. Mandatory Compliance with Existing Standards and Guidelines for Flood Control Projects. No appropriation or allocation for flood control, river control, or other similar projects, including but not limited to floodways, drainage, dikes, retarding basins, water impounding structures, revetments, dredging/channelization works, spur dikes, or other related structures shall be obligated and/or disbursed unless the same has complied with all applicable standards and guidelines issued by the department, such as but not limited to Department Order No. 100, s. 2020, Department Order No. 23, s. 2015, and the manual on flood control planning.

17. Geo-tagging of Infrastructure Projects. The DPWH shall undertake the geo-tagging of all its completed and ongoing infrastructure projects subject to the guidelines issued by DPWH.

The Secretary of Public Works and Highways and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the status of accomplishments, including the geo-tagged photos taken at a spatial resolution of 2-4 cm per pixel with time stamp of the sites, are posted in the DPWH website.

18. Quick Response Fund. The amount of One Billion Pesos (P1,000,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for reconstruction and rehabilitation programs, activities or projects, including pre-positioning of goods and equipment and repair/replacement of accessibility facilities for persons with disabilities, in order that the situation and living conditions of people, including persons with disabilities, living in communities or areas stricken by calamities, epidemics, crises, and catastrophes, which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities nor for any other purpose not authorized in this Act.

19. Green Evacuation Centers. The DPWH shall take into account, as much as possible, climate risk information and green building standards set forth under the Philippine Green Building Code and other applicable laws, policies, rules and regulations in the siting, design, and construction of evacuation centers.

20. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with section 99 of the General Provisions of this Act

21. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Personal Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	8,754,928,000	₱	641,728,000	₱	1,008,187,000	₱	10,404,843,000

General Management and Supervision		8,512,105,000		641,728,000		1,008,187,000		10,162,020,000

4	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

National Capital Region (NCR)	1,730,707,000	254,340,000	1,008,187,000	2,993,234,000

Central Office	1,372,803,000	232,042,000	1,008,187,000	2,613,032,000
NCR Regional Office - Proper	75,542,000	10,076,000		85,618,000
Las Piñas-Muntinlupa District Engineering Office	20,256,000	1,358,000		21,614,000
Malabon-Navotas District Engineering Office	22,685,000	1,358,000		24,043,000
Metro Manila 1st District Engineering Office	31,467,000	1,358,000		32,825,000
Metro Manila 2nd District Engineering Office	30,070,000	1,358,000		31,428,000
Metro Manila 3rd District Engineering Office	30,414,000	1,358,000		31,772,000
North Manila District Engineering Office	30,867,000	1,358,000		32,225,000
Quezon City 1st District Engineering Office	37,509,000	1,358,000		38,867,000
Quezon City 2nd District Engineering Office	38,726,000	1,358,000		40,084,000
South Manila District Engineering Office	40,368,000	1,358,000		41,726,000
Region I - Ilocos	430,072,000	23,503,000		453,575,000

Regional Office I - Proper	124,098,000	10,123,000		134,221,000
Ilocos Norte 1st District Engineering Office	32,175,000	1,338,000		33,513,000
Ilocos Norte 2nd District Engineering Office	28,537,000	1,338,000		29,875,000
Ilocos Sur 1st District Engineering Office	22,397,000	1,338,000		23,735,000
Ilocos Sur 2nd District Engineering Office	38,364,000	1,338,000		39,702,000
La Union 1st District Engineering Office	31,818,000	1,338,000		33,156,000
La Union 2nd District Engineering Office	28,579,000	1,338,000		29,917,000
Pangasinan 1st District Engineering Office	32,007,000	1,338,000		33,345,000
Pangasinan 2nd District Engineering Office	28,766,000	1,338,000		30,104,000
Pangasinan 3rd District Engineering Office	33,446,000	1,338,000		34,784,000
Pangasinan 4th District Engineering Office	29,885,000	1,338,000		31,223,000

JANUARY 3, 2022	OFFICIAL GAZETTE	5
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Cordillera Administrative Region (CAR)	442,457,000	27,105,000	469,562,000

Regional Office CAR - Proper	85,789,000	11,040,000	96,829,000
Abra District Engineering Office	30,775,000	1,336,000	32,111,000
Apayao 1st District Engineering Office	27,840,000	1,336,000	29,176,000
Apayao 2nd District Engineering Office	27,881,000	1,336,000	29,217,000
Baguio City District Engineering Office	28,743,000	1,336,000	30,079,000
Benguet 1st District Engineering Office	28,087,000	1,336,000	29,423,000
Benguet 2nd District Engineering Office	28,786,000	1,336,000	30,122,000
Ifugao 1st District Engineering Office	30,516,000	1,336,000	31,852,000
Ifugao 2nd District Engineering Office	28,070,000	1,336,000	29,406,000
Lower Kalinga District Engineering Office	37,738,000	1,336,000	39,074,000
Mountain Province First District Engineering Office	31,168,000	1,336,000	32,504,000
Mountain Province 2nd District Engineering Office	28,430,000	1,369,000	29,799,000
Upper Kalinga District Engineering Office	28,634,000	1,336,000	29,970,000
Region II - Cagayan Valley	413,740,000	24,822,000	438,562,000

Regional Office II - Proper	65,186,000	10,060,000	75,246,000
Batanes District Engineering Office	24,369,000	1,342,000	25,711,000
Cagayan 1st District Engineering Office	37,484,000	1,342,000	38,826,000
Cagayan 2nd District Engineering Office	36,496,000	1,342,000	37,838,000
Cagayan 3rd District Engineering Office	30,025,000	1,342,000	31,367,000
Isabela 1st District Engineering Office	31,462,000	1,342,000	32,804,000
Isabela 2nd District Engineering Office	30,043,000	1,342,000	31,385,000
Isabela 3rd District Engineering Office	30,935,000	1,342,000	32,277,000

6	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Isabela 4th District Engineering Office	28,293,000	1,342,000	29,635,000
Nueva Vizcaya 2nd District Engineering Office	28,741,000	1,342,000	30,083,000
Nueva Vizcaya District Engineering Office	30,581,000	1,342,000	31,923,000
Quirino District Engineering Office	40,125,000	1,342,000	41,467,000
Region III - Central Luzon	635,843,000	29,800,000	665,643,000

Regional Office III - Proper	191,214,000	10,494,000	201,708,000
Aurora District Engineering Office	39,351,000	1,379,000	40,730,000
Bataan 1st District Engineering Office	30,799,000	1,379,000	32,178,000
Bataan 2nd District Engineering Office	28,791,000	1,379,000	30,170,000
Bulacan 1st District Engineering Office	29,630,000	1,379,000	31,009,000
Bulacan 2nd District Engineering Office	30,755,000	1,379,000	32,134,000
Nueva Ecija 1st District Engineering Office	43,244,000	1,379,000	44,623,000
Nueva Ecija 2nd District Engineering Office	38,960,000	1,379,000	40,339,000
Pampanga 1st District Engineering Office	33,350,000	1,379,000	34,729,000
Pampanga 2nd District Engineering Office	22,068,000	1,379,000	23,447,000
Pampanga 3rd District Engineering Office	22,908,000	1,379,000	24,287,000
Tarlac 2nd District Engineering Office	29,568,000	1,379,000	30,947,000
Tarlac District Engineering Office	39,758,000	1,379,000	41,137,000
Zambales 1st District Engineering Office	31,649,000	1,379,000	33,028,000
Zambales 2nd District Engineering Office	23,798,000	1,379,000	25,177,000
Region IVA - CALABARZON	545,511,000	31,829,000	577,340,000

Regional Office IVA - Proper	69,480,000	9,926,000	79,406,000

JANUARY 3, 2022	OFFICIAL GAZETTE	7
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Batangas 1st District Engineering Office	31,781,000	1,369,000	33,150,000
Batangas 2nd District Engineering Office	28,055,000	1,370,000	29,425,000
Batangas 3rd District Engineering Office	28,630,000	1,369,000	29,999,000
Batangas 4th District Engineering Office	28,488,000	1,369,000	29,857,000
Cavite 2nd District Engineering Office	36,569,000	1,370,000	37,939,000
Cavite District Engineering Office	37,367,000	1,369,000	38,736,000
Cavite Third District Engineering Office	9,410,000	1,370,000	10,780,000
Laguna 1st District Engineering Office	27,775,000	1,369,000	29,144,000
Laguna 2nd District Engineering Office	28,287,000	1,369,000	29,656,000
Laguna 3rd District Engineering Office	28,835,000	1,369,000	30,204,000
Quezon 1st District Engineering Office	28,079,000	1,369,000	29,448,000
Quezon 2nd District Engineering Office	28,578,000	1,369,000	29,947,000
Quezon 3rd District Engineering Office	38,426,000	1,368,000	39,794,000
Quezon 4th District Engineering Office	37,596,000	1,368,000	38,964,000
Rizal 1st District Engineering Office	29,770,000	1,368,000	31,138,000
Rizal 2nd District Engineering Office	28,385,000	1,368,000	29,753,000
Region IVB - MIMAROPA	355,165,000	21,608,000	376,773,000

Regional Office IVB - Proper	86,974,000	10,720,000	97,694,000
Marinduque District Engineering Office	32,560,000	1,361,000	33,921,000
Mindoro Occidental District Engineering Office	39,203,000	1,361,000	40,564,000
Mindoro Oriental District Engineering Office	29,229,000	1,361,000	30,590,000

8	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Palawan 1st District Engineering Office	34,684,000	1,361,000	36,045,000
Palawan 2nd District Engineering Office	39,009,000	1,361,000	40,370,000
Palawan 3rd District Engineering Office	25,529,000	1,361,000	26,890,000
Romblon District Engineering Office	39,248,000	1,361,000	40,609,000
Southern Mindoro District Engineering Office	28,729,000	1,361,000	30,090,000
Region V - Bicol	545,726,000	30,302,000	576,028,000

Regional Office V - Proper	81,285,000	9,783,000	91,068,000
Albay 1st District Engineering Office	28,575,000	1,393,000	29,968,000
Albay 2nd District Engineering Office	32,398,000	1,364,000	33,762,000
Albay 3rd District Engineering Office	27,376,000	1,394,000	28,770,000
Camarines Norte District Engineering Office	36,157,000	1,364,000	37,521,000
Camarines Sur 1st District Engineering Office	30,464,000	1,364,000	31,828,000
Camarines Sur 2nd District Engineering Office	23,686,000	1,364,000	25,050,000
Camarines Sur 3rd District Engineering Office	30,686,000	1,364,000	32,050,000
Camarines Sur 4th District Engineering Office	36,356,000	1,364,000	37,720,000
Camarines Sur 5th District Engineering Office	27,767,000	1,364,000	29,131,000
Catanduanes District Engineering Office	38,163,000	1,364,000	39,527,000
Masbate 1st District Engineering Office	27,876,000	1,364,000	29,240,000
Masbate 2nd District Engineering Office	29,537,000	1,364,000	30,901,000
Masbate 3rd District Engineering Office	26,839,000	1,364,000	28,203,000
Sorsogon 2nd District Engineering Office	29,800,000	1,364,000	31,164,000

JANUARY 3, 2022	OFFICIAL GAZETTE	9
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Sorsogon District Engineering Office	38,761,000	1,364,000	40,125,000
Region VI - Western Visayas	546,490,000	30,873,000	577,363,000

Regional Office VI - Proper	81,194,000	9,756,000	90,950,000
Aklan District Engineering Office	29,686,000	1,379,000	31,065,000
Antique District Engineering Office	33,816,000	1,381,000	35,197,000
Bacolod City District Engineering Office	30,927,000	1,382,000	32,309,000
Capiz 1st District Engineering Office	27,681,000	1,373,000	29,054,000
Capiz 2nd District Engineering Office	25,810,000	1,373,000	27,183,000
Guimaras District Engineering Office	27,444,000	1,373,000	28,817,000
Iloilo 1st District Engineering Office	27,532,000	1,373,000	28,905,000
Iloilo 2nd District Engineering Office	37,617,000	1,665,000	39,282,000
Iloilo 3rd District Engineering Office	29,526,000	1,543,000	31,069,000
Iloilo 4th District Engineering Office	27,369,000	1,374,000	28,743,000
Iloilo City District Engineering Office	29,546,000	1,373,000	30,919,000
Negros Occidental 1st District Engineering Office	41,136,000	1,382,000	42,518,000
Negros Occidental 2nd District Engineering Office	31,258,000	1,382,000	32,640,000
Negros Occidental 3rd District Engineering Office	38,822,000	1,382,000	40,204,000
Negros Occidental 4th District Engineering Office	27,126,000	1,382,000	28,508,000
Region VII - Central Visayas	491,891,000	29,239,000	521,130,000

Regional Office VII - Proper	100,619,000	9,871,000	110,490,000
Bohol 1st District Engineering Office	27,054,000	1,383,000	28,437,000
Bohol 2nd District Engineering Office	26,567,000	1,383,000	27,950,000

10	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Bohol 3rd District Engineering Office	31,828,000	1,383,000	33,211,000
Cebu 1st District Engineering Office	27,899,000	1,383,000	29,282,000
Cebu 2nd District Engineering Office	26,929,000	1,383,000	28,312,000
Cebu 3rd District Engineering Office	28,775,000	1,383,000	30,158,000
Cebu 4th District Engineering Office	28,047,000	1,383,000	29,430,000
Cebu 5th District Engineering Office	22,936,000	1,383,000	24,319,000
Cebu 6th District Engineering Office	21,820,000	1,383,000	23,203,000
Cebu City District Engineering Office	28,607,000	1,383,000	29,990,000
Negros Oriental 1st District Engineering Office	30,587,000	1,385,000	31,972,000
Negros Oriental 2nd District Engineering Office	35,899,000	1,385,000	37,284,000
Negros Oriental 3rd District Engineering Office	32,274,000	1,385,000	33,659,000
Siquijor District Engineering Office	22,050,000	1,383,000	23,433,000
Region VIII - Eastern Visayas	486,043,000	27,928,000	513,971,000

Regional Office VIII - Proper	98,606,000	9,897,000	108,503,000
Biliran District Engineering Office	28,598,000	1,387,000	29,985,000
Eastern Samar District Engineering Office	39,420,000	1,387,000	40,807,000
Leyte 1st District Engineering Office	29,031,000	1,387,000	30,418,000
Leyte 2nd District Engineering Office	27,699,000	1,387,000	29,086,000
Leyte 3rd District Engineering Office	28,709,000	1,387,000	30,096,000
Leyte 4th District Engineering Office	31,008,000	1,387,000	32,395,000
Leyte 5th District Engineering Office	29,392,000	1,387,000	30,779,000

JANUARY 3, 2022	OFFICIAL GAZETTE	11
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Northern Samar 1st District Engineering Office	25,199,000	1,387,000	26,586,000
Northern Samar 2nd District Engineering Office	28,147,000	1,387,000	29,534,000
Samar 1st District Engineering Office	30,445,000	1,387,000	31,832,000
Samar 2nd District Engineering Office	27,220,000	1,387,000	28,607,000
Southern Leyte District Engineering Office	40,780,000	1,387,000	42,167,000
Tacloban City District Engineering Office	21,789,000	1,387,000	23,176,000
Region IX - Zamboanga Peninsula	391,262,000	22,361,000	413,623,000

Regional Office IX - Proper	120,841,000	9,896,000	130,737,000
Isabela City District Engineering Office	22,006,000	1,385,000	23,391,000
Zamboanga City District Engineering Office	31,308,000	1,385,000	32,693,000
Zamboanga del Norte 1st District Engineering Office	29,756,000	1,385,000	31,141,000
Zamboanga del Norte 2nd District Engineering Office	36,342,000	1,385,000	37,727,000
Zamboanga del Norte 3rd District Engineering Office	28,944,000	1,385,000	30,329,000
Zamboanga del Sur 1st District Engineering Office	37,681,000	1,385,000	39,066,000
Zamboanga del Sur 2nd District Engineering Office	34,860,000	1,385,000	36,245,000
Zamboanga Sibugay 1st District Engineering Office	20,645,000	1,385,000	22,030,000
Zamboanga Sibugay 2nd District Engineering Office	28,879,000	1,385,000	30,264,000
Region X - Northern Mindanao	438,926,000	25,784,000	464,710,000

Regional Office X - Proper	75,072,000	9,895,000	84,967,000
Bukidnon 1st District Engineering Office	38,421,000	1,324,000	39,745,000
Bukidnon 2nd District Engineering Office	30,825,000	1,324,000	32,149,000

12	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Bukidnon 3rd District Engineering Office	35,220,000	1,324,000	36,544,000
Cagayan de Oro City 1st District Engineering Office	21,962,000	1,324,000	23,286,000
Cagayan de Oro City 2nd District Engineering Office	23,062,000	1,324,000	24,386,000
Camiguin District Engineering Office	20,452,000	1,324,000	21,776,000
Lanao del Norte 1st District Engineering Office	39,705,000	1,324,000	41,029,000
Lanao del Norte 2nd District Engineering Office	36,196,000	1,324,000	37,520,000
Misamis Occidental 2nd District Engineering Office	29,705,000	1,324,000	31,029,000
Misamis Occidental District Engineering Office	30,567,000	1,324,000	31,891,000
Misamis Oriental 1st District Engineering Office	30,112,000	1,325,000	31,437,000
Misamis Oriental 2nd District Engineering Office	27,627,000	1,324,000	28,951,000
Region XI - Davao	372,725,000	20,922,000	393,647,000

Regional Office XI - Proper	105,627,000	9,826,000	115,453,000
Compostela Valley District Engineering Office	36,658,000	1,387,000	38,045,000
Davao City 2nd District Engineering Office	29,538,000	1,387,000	30,925,000
Davao City District Engineering Office	39,142,000	1,387,000	40,529,000
Davao del Norte District Engineering Office	39,024,000	1,387,000	40,411,000
Davao del Sur District Engineering Office	28,347,000	1,387,000	29,734,000
Davao Occidental District Engineering Office	36,830,000	1,387,000	38,217,000
Davao Oriental 1st District Engineering Office	28,837,000	1,387,000	30,224,000
Davao Oriental 2nd District Engineering Office	28,722,000	1,387,000	30,109,000
Region XII - SOCCSKSARGEN	330,610,000	19,189,000	349,799,000

JANUARY 3, 2022	OFFICIAL GAZETTE	13
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Regional Office XII - Proper	78,673,000	9,713,000	88,386,000
Cotabato 1st District Engineering Office	38,906,000	1,354,000	40,260,000
Cotabato 2nd District Engineering Office	37,271,000	1,354,000	38,625,000
Cotabato City District Engineering Office	20,068,000		20,068,000
Sarangani District Engineering Office	37,028,000	1,352,000	38,380,000
South Cotabato 2nd District Engineering Office	28,787,000	1,354,000	30,141,000
South Cotabato District Engineering Office	31,635,000	1,354,000	32,989,000
Sultan Kudarat 1st District Engineering Office	24,352,000	1,354,000	25,706,000
Sultan Kudarat 2nd District Engineering Office	33,890,000	1,354,000	35,244,000
Region XIII - Caraga	354,937,000	22,123,000	377,060,000

Regional Office XIII - Proper	78,822,000	9,865,000	88,687,000
Agusan del Norte District Engineering Office	30,663,000	1,362,000	32,025,000
Agusan del Sur 1st District Engineering Office	39,162,000	1,362,000	40,524,000
Agusan del Sur 2nd District Engineering Office	31,496,000	1,362,000	32,858,000
Butuan City District Engineering Office	27,535,000	1,362,000	28,897,000
Dinagat Islands District Engineering Office	28,025,000	1,362,000	29,387,000
Surigao del Norte 1st District Engineering Office (formerly Surigao del Norte 2nd) District Engineering Office	29,407,000	1,362,000	30,769,000
Surigao del Norte 2nd District Engineering Office	29,118,000	1,362,000	30,480,000
Surigao del Sur 1st District Engineering Office	31,914,000	1,362,000	33,276,000
Surigao del Sur 2nd District Engineering Office	28,795,000	1,362,000	30,157,000

14	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Administration of Personnel Benefits	242,823,000			242,823,000

National Capital Region (NCR)	242,823,000			242,823,000

Central Office	242,823,000			242,823,000

Sub-total, General Administration and Support	8,754,928,000	641,728,000	1,008,187,000	10,404,843,000

Support to Operations
Design of Public Works and Highways Projects	82,421,000	25,587,000		108,008,000

National Capital Region (NCR)	82,421,000	25,587,000		108,008,000

Central Office	82,421,000	25,587,000		108,008,000
Preparation of Manuals for Construction, Rehabilitation and Improvement of Infrastructure Facilities	94,950,000	8,826,000		103,776,000

National Capital Region (NCR)	94,950,000	8,826,000		103,776,000

Central Office	94,950,000	8,826,000		103,776,000
Management of Construction and Maintenance Equipment and Ancillary Facilities	51,490,000	139,139,000		190,629,000

National Capital Region (NCR)	51,490,000	139,139,000		190,629,000

Central Office	51,490,000	139,139,000		190,629,000
Infrastructure Research, Quality Control and Management, Ancillary Facilities	104,998,000	69,256,000		174,254,000

National Capital Region (NCR)	104,998,000	69,256,000		174,254,000

Central Office	104,998,000	69,256,000		174,254,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Bureau Proper	56,499,000	29,710,000		86,209,000

National Capital Region (NCR)	56,499,000	29,710,000		86,209,000

Central Office	56,499,000	29,710,000		86,209,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Routine Maintenance of National Roads		1,519,126,000		1,519,126,000

National Capital Region (NCR)		1,519,126,000		1,519,126,000

Central Office		1,519,126,000		1,519,126,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Routine Maintenance of National Bridges		626,090,000		626,090,000

National Capital Region (NCR)		626,090,000		626,090,000

Central Office		626,090,000		626,090,000

JANUARY 3, 2022	OFFICIAL GAZETTE	15
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Operation of Weighbridge Stations and ATOME	101,331,000	101,331,000

National Capital Region (NCR)	101,331,000	101,331,000

Central Office	101,331,000	101,331,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance and Operations of DPWH Floating Equipment	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Installation of Conduit along National Roads for Fiber Optics Cable	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Repair and Maintenance of Road Safety Facilities	345,000,000	345,000,000

National Capital Region (NCR)	345,000,000	345,000,000

Central Office	345,000,000	345,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Services for Automated Traffic Data Collection Program	111,224,000	111,224,000

National Capital Region (NCR)	111,224,000	111,224,000

Central Office	111,224,000	111,224,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Public Buildings	460,000,000	460,000,000

National Capital Region (NCR)	460,000,000	460,000,000

Central Office	460,000,000	460,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities	470,000,000	470,000,000

National Capital Region (NCR)	470,000,000	470,000,000

Central Office	470,000,000	470,000,000

16	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Flood Control and Sabo Engineering Center	5,000,000	5,000,000

National Capital Region (NCR)	5,000,000	5,000,000

Central Office	5,000,000	5,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - KAMANAVA/VOM Flood Control Structures	40,000,000	40,000,000

National Capital Region (NCR)	40,000,000	40,000,000

Central Office	40,000,000	40,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - East and West of Mangahan Flood Control Structures	40,000,000	40,000,000

National Capital Region (NCR)	40,000,000	40,000,000

Central Office	40,000,000	40,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Agno Flood Control Structures (Phases I and II)	40,000,000	40,000,000

National Capital Region (NCR)	40,000,000	40,000,000

Central Office	40,000,000	40,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Iloilo Flood Control Structures	40,000,000	40,000,000

National Capital Region (NCR)	40,000,000	40,000,000

Central Office	40,000,000	40,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Lower Agusan Flood Control Structures	40,000,000	40,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	17
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

National Capital Region (NCR)	40,000,000	40,000,000

Central Office	40,000,000	40,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Laoag River Basin Flood Control Structures	40,000,000	40,000,000

National Capital Region (NCR)	40,000,000	40,000,000

Central Office	40,000,000	40,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Post Ondoy and Pepeng Short Term Infrastructure Project (POPSTIRP)	30,000,000	30,000,000

National Capital Region (NCR)	30,000,000	30,000,000

Central Office	30,000,000	30,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Pinatubo Hazard Urgent Mitigation Project (PHUMP)	40,000,000	40,000,000

National Capital Region (NCR)	40,000,000	40,000,000

Central Office	40,000,000	40,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities Nationwide - Esteros and Creeks Improvement/ Maintenance in National Capital Region	40,000,000	40,000,000

National Capital Region (NCR)	40,000,000	40,000,000

Central Office	40,000,000	40,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Third River Flood Control Structures	30,000,000	30,000,000

National Capital Region (NCR)	30,000,000	30,000,000

Central Office	30,000,000	30,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance,

18	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Manila Bay Rehabilitation Program		85,000,000	85,000,000

National Capital Region (NCR)		85,000,000	85,000,000

Central Office		85,000,000	85,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Flood Control and Drainage Systems, Structures and Related Facilities Nationwide - Pasig-Marikina River Channel Improvement Project		40,000,000	40,000,000

National Capital Region (NCR)		40,000,000	40,000,000

Central Office		40,000,000	40,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Flood Control Flood Control and Drainage Systems, Structures and Related Facilities Nationwide - Pampanga Delta Development Project		40,000,000	40,000,000

National Capital Region (NCR)		40,000,000	40,000,000

Central Office		40,000,000	40,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Flood Control Flood Control and Drainage Systems, Structures and Related Facilities Nationwide - Flood Risk Management for Cagayan River, Tagoloan River, and Imus River		40,000,000	40,000,000

National Capital Region (NCR)		40,000,000	40,000,000

Central Office		40,000,000	40,000,000
Regional Support (Planning and Design, Construction, Maintenance and Material Quality Control and Hydrology Division)	397,928,000	9,737,000	407,665,000

National Capital Region (NCR)	32,569,000	613,000	33,182,000

NCR Regional Office - Proper	32,569,000	613,000	33,182,000
Region I - Ilocos	10,150,000	613,000	10,763,000

Regional Office I - Proper	10,150,000	613,000	10,763,000
Cordillera Administrative Region (CAR)	40,852,000	614,000	41,466,000

Regional Office CAR - Proper	40,852,000	614,000	41,466,000
Region II - Cagayan Valley	31,081,000	607,000	31,688,000

Regional Office II - Proper	31,081,000	607,000	31,688,000

JANUARY 3, 2022	OFFICIAL GAZETTE	19
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region III - Central Luzon		607,000	607,000

Regional Office III - Proper		607,000	607,000
Region IVA - CALABARZON	28,969,000	608,000	29,577,000

Regional Office IVA - Proper	28,969,000	608,000	29,577,000
Region IVB - MIMAROPA	33,547,000	606,000	34,153,000

Regional Office IVB - Proper	33,547,000	606,000	34,153,000
Region V - Bicol	44,606,000	608,000	45,214,000

Regional Office V - Proper	44,606,000	608,000	45,214,000
Region VI - Western Visayas	31,549,000	608,000	32,157,000

Regional Office VI - Proper	31,549,000	608,000	32,157,000
Region VII - Central Visayas	22,987,000	607,000	23,594,000

Regional Office VII - Proper	22,987,000	607,000	23,594,000
Region VIII - Eastern Visayas	19,984,000	608,000	20,592,000

Regional Office VIII - Proper	19,984,000	608,000	20,592,000
Region IX - Zamboanga Peninsula		608,000	608,000

Regional Office IX - Proper		608,000	608,000
Region X - Northern Mindanao	30,512,000	608,000	31,120,000

Regional Office X - Proper	30,512,000	608,000	31,120,000
Region XI - Davao	22,025,000	607,000	22,632,000

Regional Office XI - Proper	22,025,000	607,000	22,632,000
Region XII - SOCCSKSARGEN	27,759,000	607,000	28,366,000

Regional Office XII - Proper	27,759,000	607,000	28,366,000
Region XIII - Caraga	21,338,000	608,000	21,946,000

Regional Office XIII - Proper	21,338,000	608,000	21,946,000
Testing Materials Needed in Road, Bridge and Building Construction and Other Public Works Projects	150,853,000	3,350,000	154,203,000

National Capital Region (NCR)	10,926,000	208,000	11,134,000

NCR Regional Office - Proper	10,926,000	208,000	11,134,000
Region I - Ilocos		210,000	210,000

Regional Office I - Proper		210,000	210,000

20	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Cordillera Administrative Region (CAR)	4,755,000	209,000		4,964,000

Regional Office CAR - Proper	4,755,000	209,000		4,964,000
Region II - Cagayan Valley	27,532,000	209,000		27,741,000

Regional Office II - Proper	27,532,000	209,000		27,741,000
Region III - Central Luzon		210,000		210,000

Regional Office III - Proper		210,000		210,000
Region IVA - CALABARZON	10,264,000	210,000		10,474,000

Regional Office IVA - Proper	10,264,000	210,000		10,474,000
Region IVB - MIMAROPA	11,219,000	208,000		11,427,000

Regional Office IVB - Proper	11,219,000	208,000		11,427,000
Region V - Bicol	12,421,000	210,000		12,631,000

Regional Office V - Proper	12,421,000	210,000		12,631,000
Region VI - Western Visayas	7,591,000	209,000		7,800,000

Regional Office VI - Proper	7,591,000	209,000		7,800,000
Region VII - Central Visayas	14,710,000	209,000		14,919,000

Regional Office VII - Proper	14,710,000	209,000		14,919,000
Region VIII - Eastern Visayas	6,246,000	210,000		6,456,000

Regional Office VIII - Proper	6,246,000	210,000		6,456,000
Region IX - Zamboanga Peninsula		209,000		209,000

Regional Office IX - Proper		209,000		209,000
Region X - Northern Mindanao	13,837,000	210,000		14,047,000

Regional Office X - Proper	13,837,000	210,000		14,047,000
Region XI - Davao	7,031,000	210,000		7,241,000

Regional Office XI - Proper	7,031,000	210,000		7,241,000
Region XII - SOCCSKSARGEN	9,394,000	210,000		9,604,000

Regional Office XII - Proper	9,394,000	210,000		9,604,000
Region XIII - Caraga	14,927,000	209,000		15,136,000

Regional Office XIII - Proper	14,927,000	209,000		15,136,000
Pre-Feasibility Study/Feasibility Study/Preliminary and Detailed Engineering			1,173,045,000	1,173,045,000

JANUARY 3, 2022	OFFICIAL GAZETTE	21
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

National Capital Region (NCR)			1,173,045,000	1,173,045,000

Central Office			1,173,045,000	1,173,045,000
Payments of Right-of-Way (ROW)			1,187,857,000	1,187,857,000

National Capital Region (NCR)			1,187,857,000	1,187,857,000

Central Office			1,187,857,000	1,187,857,000
Payments of Contractual Obligations, VAT and Other Taxes - Highways Flood Control and Others			300,000,000	300,000,000

National Capital Region			300,000,000	300,000,000

Central Office			300,000,000	300,000,000

Sub-total, Support to Operations	939,139,000	4,708,376,000	2,660,902,000	8,308,417,000

Operations			767,012,262,000	767,012,262,000

Ensure Safe and Reliable National Road System			269,815,122,000	269,815,122,000

ASSET PRESERVATION PROGRAM			117,481,826,000	117,481,826,000

Preventive Maintenance - Primary Roads			8,822,222,000	8,822,222,000

Preventive Maintenance of Primary Roads			8,712,222,000	8,712,222,000

National Capital Region (NCR)			4,483,889,000	4,483,889,000

Central Office			4,327,081,000	4,327,081,000
Las Piñas-Muntinlupa District Engineering Office			41,896,000	41,896,000
Metro Manila 1st District Engineering Office			43,751,000	43,751,000
Quezon City 1st District Engineering Office			21,161,000	21,161,000
Quezon City 2nd District Engineering Office			50,000,000	50,000,000
Region I - Ilocos			132,935,000	132,935,000

Ilocos Norte 1st District Engineering Office			25,609,000	25,609,000
Ilocos Norte 2nd District Engineering Office			21,326,000	21,326,000
Pangasinan 2nd District Engineering Office			46,000,000	46,000,000
Pangasinan 3rd District Engineering Office			20,000,000	20,000,000

22	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Pangasinan 4th District Engineering Office	20,000,000	20,000,000
Cordillera Administrative Region (CAR)	28,275,000	28,275,000

Baguio City District Engineering Office	16,887,000	16,887,000
Lower Kalinga District Engineering Office	11,388,000	11,388,000
Region II - Cagayan Valley	306,470,000	306,470,000

Cagayan 2nd District Engineering Office	49,984,000	49,984,000
Isabela 1st District Engineering Office	88,297,000	88,297,000
Isabela 4th District Engineering Office	18,353,000	18,353,000
Nueva Vizcaya 2nd District Engineering Office	149,836,000	149,836,000
Region III - Central Luzon	291,510,000	291,510,000

Bulacan 1st District Engineering Office	4,100,000	4,100,000
Bulacan 2nd District Engineering Office	50,000,000	50,000,000
Nueva Ecija 1st District Engineering Office	27,165,000	27,165,000
Nueva Ecija 2nd District Engineering Office	40,420,000	40,420,000
Pampanga 1st District Engineering Office	16,404,000	16,404,000
Pampanga 3rd District Engineering Office	26,768,000	26,768,000
Tarlac District Engineering Office	89,953,000	89,953,000
Tarlac 2nd District Engineering Office	36,700,000	36,700,000
Region IVA - CALABARZON	754,425,000	754,425,000

Batangas 3rd District Engineering Office	10,677,000	10,677,000
Batangas 4th District Engineering Office	212,278,000	212,278,000

JANUARY 3, 2022	OFFICIAL GAZETTE	23
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Cavite Third District Engineering Office	50,000,000	50,000,000
Laguna 2nd District Engineering Office	182,614,000	182,614,000
Laguna 3rd District Engineering Office	210,125,000	210,125,000
Quezon 2nd District Engineering Office	25,000,000	25,000,000
Rizal 1st District Engineering Office	63,731,000	63,731,000
Region V - Bicol	41,942,000	41,942,000

Camarines Norte District Engineering Office	20,000,000	20,000,000
Sorsogon District Engineering Office	21,942,000	21,942,000
Region VI - Western Visayas	580,587,000	580,587,000

Antique District Engineering Office	46,000,000	46,000,000
Bacolod City District Engineering Office	27,325,000	27,325,000
Capiz 1st District Engineering Office	35,476,000	35,476,000
Capiz 2nd District Engineering Office	32,180,000	32,180,000
Iloilo 2nd District Engineering Office	5,643,000	5,643,000
Iloilo City District Engineering Office	22,194,000	22,194,000
Negros Occidental 1st District Engineering Office	233,735,000	233,735,000
Negros Occidental 4th District Engineering Office	178,034,000	178,034,000
Region VII - Central Visayas	452,187,000	452,187,000

Cebu 2nd District Engineering Office	150,819,000	150,819,000
Cebu 4th District Engineering Office	13,909,000	13,909,000
Cebu 5th District Engineering Office	23,301,000	23,301,000

24	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Cebu 6th District Engineering Office	75,000,000	75,000,000
Cebu City District Engineering Office	100,000,000	100,000,000
Negros Oriental 3rd District Engineering Office	89,158,000	89,158,000
Region VIII - Eastern Visayas	686,754,000	686,754,000

Leyte 1st District Engineering Office	84,749,000	84,749,000
Leyte 2nd District Engineering Office	23,903,000	23,903,000
Leyte 4th District Engineering Office	15,000,000	15,000,000
Northern Samar 1st District Engineering Office	74,774,000	74,774,000
Samar 1st District Engineering Office	22,085,000	22,085,000
Samar 2nd District Engineering Office	340,162,000	340,162,000
Southern Leyte District Engineering Office	49,572,000	49,572,000
Tacloban City District Engineering Office	76,509,000	76,509,000
Region IX - Zamboanga Peninsula	82,059,000	82,059,000

Zamboanga City District Engineering Office	33,164,000	33,164,000
Zamboanga del Norte 2nd District Engineering Office	8,895,000	8,895,000
Zamboanga del Norte 3rd District Engineering Office	40,000,000	40,000,000
Region X - Northern Mindanao	598,887,000	598,887,000

Bukidnon 1st District Engineering Office	44,799,000	44,799,000
Bukidnon 2nd District Engineering Office	108,857,000	108,857,000
Bukidnon 3rd District Engineering Office	32,987,000	32,987,000
Lanao del Norte 1st District Engineering Office	90,603,000	90,603,000

JANUARY 3, 2022	OFFICIAL GAZETTE	25
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Lanao del Norte 2nd District Engineering Office	103,656,000	103,656,000
Misamis Occidental District Engineering Office	100,278,000	100,278,000
Misamis Occidental 2nd District Engineering Office	69,750,000	69,750,000
Misamis Oriental 2nd District Engineering Office	47,957,000	47,957,000
Region XI - Davao	191,658,000	191,658,000

Davao City District Engineering Office	73,633,000	73,633,000
Davao del Norte District Engineering Office	57,326,000	57,326,000
Davao Oriental 2nd District Engineering Office	60,699,000	60,699,000
Region XII - SOCCSKSARGEN	80,644,000	80,644,000

South Cotabato District Engineering Office	80,644,000	80,644,000
Project(s)
Foreign - Assisted Project(s)	110,000,000	110,000,000

Road Upgrading and Preservation Project (RUPP), JICA, PH-P247	110,000,000	110,000,000

Loan Proceeds	10,000,000	10,000,000

National Capital Region (NCR)	10,000,000	10,000,000

Central Office	10,000,000	10,000,000
GOP Counterpart	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
Preventive Maintenance - Secondary Roads	11,789,350,000	11,789,350,000

Preventive Maintenance of Secondary Roads	11,789,350,000	11,789,350,000

National Capital Region (NCR)	7,793,353,000	7,793,353,000

Central Office	7,241,150,000	7,241,150,000
Las Piñas-Muntinlupa District Engineering Office	76,232,000	76,232,000
Metro Manila 1st District Engineering Office	29,722,000	29,722,000

26	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Metro Manila 2nd District Engineering Office	3,917,000	3,917,000
North Manila District Engineering Office	212,000,000	212,000,000
Quezon City 1st District Engineering Office	7,552,000	7,552,000
Quezon City 2nd District Engineering Office	100,000,000	100,000,000
South Manila District Engineering Office	122,780,000	122,780,000
Region I - Ilocos	84,877,000	84,877,000

Ilocos Norte 2nd District Engineering Office	4,500,000	4,500,000
Ilocos Sur 2nd District Engineering Office	3,980,000	3,980,000
Pangasinan 2nd District Engineering Office	10,000,000	10,000,000
Pangasinan 4th District Engineering Office	66,397,000	66,397,000
Cordillera Administrative Region (CAR)	171,478,000	171,478,000

Baguio City District Engineering Office	74,202,000	74,202,000
Benguet 2nd District Engineering Office	35,000,000	35,000,000
Ifugao 1st District Engineering Office	20,000,000	20,000,000
Ifugao 2nd District Engineering Office	19,139,000	19,139,000
Lower Kalinga District Engineering Office	9,298,000	9,298,000
Upper Kalinga District Engineering Office	13,839,000	13,839,000
Region II - Cagayan Valley	41,847,000	41,847,000

Cagayan 2nd District Engineering Office	28,200,000	28,200,000
Quirino District Engineering Office	13,647,000	13,647,000
Region III - Central Luzon	229,010,000	229,010,000

Aurora District Engineering Office	76,522,000	76,522,000
Bataan 1st District Engineering Office	26,427,000	26,427,000

JANUARY 3, 2022	OFFICIAL GAZETTE	27
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Bataan 2nd District Engineering Office	36,200,000	36,200,000
Bulacan 1st District Engineering Office	10,000,000	10,000,000
Nueva Ecija 1st District Engineering Office	21,844,000	21,844,000
Nueva Ecija 2nd District Engineering Office	11,225,000	11,225,000
Tarlac 2nd District Engineering Office	33,782,000	33,782,000
Zambales 1st District Engineering Office	13,010,000	13,010,000
Region IVA - CALABARZON	695,859,000	695,859,000

Batangas 1st District Engineering Office	99,617,000	99,617,000
Batangas 3rd District Engineering Office	45,044,000	45,044,000
Batangas 4th District Engineering Office	88,664,000	88,664,000
Cavite 2nd District Engineering Office	34,100,000	34,100,000
Laguna 1st District Engineering Office	53,395,000	53,395,000
Quezon 1st District Engineering Office	47,012,000	47,012,000
Quezon 3rd District Engineering Office	199,397,000	199,397,000
Quezon 4th District Engineering Office	50,000,000	50,000,000
Rizal 1st District Engineering Office	55,535,000	55,535,000
Rizal 2nd District Engineering Office	23,095,000	23,095,000
Region IVB - MIMAROPA	20,432,000	20,432,000

Mindoro Occidental District Engineering Office	8,292,000	8,292,000
Mindoro Oriental District Engineering Office	12,140,000	12,140,000

28	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region V - Bicol	306,525,000	306,525,000

Albay 2nd District Engineering Office	61,060,000	61,060,000
Camarines Norte District Engineering Office	9,447,000	9,447,000
Camarines Sur 2nd District Engineering Office	32,500,000	32,500,000
Camarines Sur 3rd District Engineering Office	83,000,000	83,000,000
Camarines Sur 4th District Engineering Office	45,938,000	45,938,000
Camarines Sur 5th District Engineering Office	9,579,000	9,579,000
Masbate 2nd District Engineering Office	43,192,000	43,192,000
Masbate 3rd District Engineering Office	6,809,000	6,809,000
Sorsogon 2nd District Engineering Office	15,000,000	15,000,000
Region VI - Western Visayas	667,981,000	667,981,000

Aklan District Engineering Office	5,728,000	5,728,000
Antique District Engineering Office	30,781,000	30,781,000
Bacolod City District Engineering Office	89,549,000	89,549,000
Capiz 1st District Engineering Office	38,998,000	38,998,000
Capiz 2nd District Engineering Office	21,852,000	21,852,000
Guimaras District Engineering Office	26,451,000	26,451,000
Iloilo 1st District Engineering Office	124,382,000	124,382,000
Iloilo 2nd District Engineering Office	20,061,000	20,061,000
Iloilo 3rd District Engineering Office	85,670,000	85,670,000
Iloilo 4th District Engineering Office	24,000,000	24,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	29
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Iloilo City District Engineering Office	81,133,000	81,133,000
Negros Occidental 1st District Engineering Office	45,059,000	45,059,000
Negros Occidental 2nd District Engineering Office	33,116,000	33,116,000
Negros Occidental 3rd District Engineering Office	16,505,000	16,505,000
Negros Occidental 4th District Engineering Office	24,696,000	24,696,000
Region VII - Central Visayas	632,455,000	632,455,000

Bohol 1st District Engineering Office	97,860,000	97,860,000
Bohol 2nd District Engineering Office	94,833,000	94,833,000
Cebu 1st District Engineering Office	10,908,000	10,908,000
Cebu 2nd District Engineering Office	90,000,000	90,000,000
Cebu 3rd District Engineering Office	127,548,000	127,548,000
Cebu 5th District Engineering Office	25,000,000	25,000,000
Cebu 6th District Engineering Office	5,055,000	5,055,000
Cebu City District Engineering Office	99,221,000	99,221,000
Negros Oriental 1st District Engineering Office	50,000,000	50,000,000
Siquijor District Engineering Office	32,030,000	32,030,000
Region VIII - Eastern Visayas	493,561,000	493,561,000

Biliran District Engineering Office	45,410,000	45,410,000
Eastern Samar District Engineering Office	89,581,000	89,581,000
Leyte 3rd District Engineering Office	17,270,000	17,270,000

30	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Northern Samar 1st District Engineering Office	120,353,000	120,353,000
Northern Samar 2nd District Engineering Office	121,558,000	121,558,000
Southern Leyte District Engineering Office	30,917,000	30,917,000
Tacloban City District Engineering Office	68,472,000	68,472,000
Region IX - Zamboanga Peninsula	84,000,000	84,000,000

Zamboanga City District Engineering Office	9,000,000	9,000,000
Zamboanga del Norte 3rd District Engineering Office	75,000,000	75,000,000
Region X - Northern Mindanao	308,735,000	308,735,000

Bukidnon 1st District Engineering Office	13,016,000	13,016,000
Bukidnon 2nd District Engineering Office	50,000,000	50,000,000
Bukidnon 3rd District Engineering Office	100,000,000	100,000,000
Misamis Occidental District Engineering Office	50,000,000	50,000,000
Misamis Oriental 1st District Engineering Office	95,719,000	95,719,000
Region XI - Davao	129,331,000	129,331,000

Davao City District Engineering Office	55,785,000	55,785,000
Davao del Norte District Engineering Office	73,546,000	73,546,000
Region XII - SOCCSKSARGEN	104,161,000	104,161,000

Sarangani District Engineering Office	78,549,000	78,549,000
Sultan Kudarat 2nd District Engineering Office	25,612,000	25,612,000
Region XIII - Caraga	25,745,000	25,745,000

Surigao del Sur 2nd District Engineering Office	25,745,000	25,745,000

JANUARY 3, 2022	OFFICIAL GAZETTE	31
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Preventive Maintenance - Tertiary Roads	9,010,793,000	9,010,793,000

Preventive Maintenance of Tertiary Roads	9,010,793,000	9,010,793,000

National Capital Region (NCR)	5,277,122,000	5,277,122,000

Central Office	4,795,442,000	4,795,442,000
Las Piñas - Muntinlupa District Engineering Office	48,645,000	48,645,000
Metro Manila 1st District Engineering Office	111,104,000	111,104,000
Metro Manila 2nd District Engineering Office	16,110,000	16,110,000
Metro Manila 3rd District Engineering Office	16,300,000	16,300,000
North Manila District Engineering Office	128,267,000	128,267,000
Quezon City 1st District Engineering Office	25,188,000	25,188,000
Quezon City 2nd District Engineering Office	56,000,000	56,000,000
South Manila District Engineering Office	80,066,000	80,066,000
Region I - Ilocos	241,733,000	241,733,000

Ilocos Norte 2nd District Engineering Office	200,425,000	200,425,000
Ilocos Sur 1st District Engineering Office	15,201,000	15,201,000
Ilocos Sur 2nd District Engineering Office	16,107,000	16,107,000
Pangasinan 2nd District Engineering Office	10,000,000	10,000,000
Cordillera Administrative Region (CAR)	102,450,000	102,450,000

Baguio City District Engineering Office	74,032,000	74,032,000
Benguet 2nd District Engineering Office	6,000,000	6,000,000
Ifugao 1st District Engineering Office	15,043,000	15,043,000
Lower Kalinga District Engineering Office	7,375,000	7,375,000

32	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region II - Cagayan Valley	133,145,000	133,145,000

Isabela 3rd District Engineering Office	3,521,000	3,521,000
Nueva Vizcaya 2nd District Engineering Office	18,274,000	18,274,000
Quirino District Engineering Office	111,350,000	111,350,000
Region III - Central Luzon	919,989,000	919,989,000

Aurora District Engineering Office	50,163,000	50,163,000
Bataan 1st District Engineering Office	23,790,000	23,790,000
Bataan 2nd District Engineering Office	92,193,000	92,193,000
Bulacan 1st District Engineering Office	211,000,000	211,000,000
Bulacan 2nd District Engineering Office	340,315,000	340,315,000
Nueva Ecija 1st District Engineering Office	15,173,000	15,173,000
Nueva Ecija 2nd District Engineering Office	82,352,000	82,352,000
Pampanga 1st District Engineering Office	30,729,000	30,729,000
Pampanga 2nd District Engineering Office	13,964,000	13,964,000
Tarlac 2nd District Engineering Office	60,310,000	60,310,000
Region IVA - CALABARZON	375,489,000	375,489,000

Batangas 3rd District Engineering Office	48,825,000	48,825,000
Cavite District Engineering Office	6,744,000	6,744,000
Cavite Third District Engineering Office	63,000,000	63,000,000
Laguna 1st District Engineering Office	34,052,000	34,052,000
Laguna 3rd District Engineering Office	25,415,000	25,415,000

JANUARY 3, 2022	OFFICIAL GAZETTE	33
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Rizal 1st District Engineering Office	181,540,000	181,540,000
Rizal 2nd District Engineering Office	15,913,000	15,913,000
Region V - Bicol	107,667,000	107,667,000

Camarines Norte District Engineering Office	7,592,000	7,592,000
Camarines Sur 2nd District Engineering Office	26,000,000	26,000,000
Camarines Sur 3rd District Engineering Office	27,000,000	27,000,000
Catanduanes District Engineering Office	12,000,000	12,000,000
Sorsogon 2nd District Engineering Office	35,075,000	35,075,000
Region VI - Western Visayas	470,889,000	470,889,000

Bacolod City District Engineering Office	31,573,000	31,573,000
Capiz 1st District Engineering Office	26,062,000	26,062,000
Capiz 2nd District Engineering Office	24,928,000	24,928,000
Iloilo 1st District Engineering Office	47,738,000	47,738,000
Iloilo 2nd District Engineering Office	47,869,000	47,869,000
Iloilo 4th District Engineering Office	71,997,000	71,997,000
Iloilo City District Engineering Office	25,977,000	25,977,000
Negros Occidental 1st District Engineering Office	24,330,000	24,330,000
Negros Occidental 2nd District Engineering Office	53,591,000	53,591,000
Negros Occidental 3rd District Engineering Office	73,132,000	73,132,000
Negros Occidental 4th District Engineering Office	43,692,000	43,692,000
Region VII - Central Visayas	770,049,000	770,049,000

Bohol 2nd District Engineering Office	30,000,000	30,000,000
Cebu 2nd District Engineering Office	74,400,000	74,400,000

34	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Cebu 3rd District Engineering Office	15,000,000	15,000,000
Cebu 4th District Engineering Office	39,826,000	39,826,000
Cebu 5th District Engineering Office	25,000,000	25,000,000
Cebu 6th District Engineering Office	26,801,000	26,801,000
Cebu 7th District Engineering Office	19,307,000	19,307,000
Cebu City District Engineering Office	454,715,000	454,715,000
Negros Oriental 1st District Engineering Office	40,000,000	40,000,000
Negros Oriental 3rd District Engineering Office	30,000,000	30,000,000
Siquijor District Engineering Office	15,000,000	15,000,000
Region VIII - Eastern Visayas	210,284,000	210,284,000

Leyte 1st District Engineering Office	80,904,000	80,904,000
Leyte 2nd District Engineering Office	47,442,000	47,442,000
Northern Samar 2nd District Engineering Office	29,795,000	29,795,000
Tacloban City District Engineering Office	52,143,000	52,143,000
Region X - Northern Mindanao	301,514,000	301,514,000

Bukidnon 1st District Engineering Office	149,786,000	149,786,000
Bukidnon 2nd District Engineering Office	91,787,000	91,787,000
Cagayan de Oro City 2nd District Engineering Office	7,678,000	7,678,000
Lanao del Norte 1st District Engineering Office	22,265,000	22,265,000
Misamis Occidental 2nd District Engineering Office	9,998,000	9,998,000
Misamis Occidental District Engineering Office	20,000,000	20,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	35
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region XI - Davao	25,000,000	25,000,000

Davao Oriental 2nd District Engineering Office	25,000,000	25,000,000
Region XII - SOCCSKSARGEN	75,462,000	75,462,000

Cotabato 3rd District Engineering Office	75,462,000	75,462,000
Rehabilitation/ Reconstruction/ Upgrading of Damaged Paved Roads - Primary Roads	3,931,888,000	3,931,888,000

Rehabilitation/ Reconstruction/ Upgrading of Damaged Paved Roads, Primary Roads	3,931,888,000	3,931,888,000

National Capital Region (NCR)	2,311,336,000	2,311,336,000

Central Office	2,081,336,000	2,081,336,000
Metro Manila 2nd District Engineering Office	190,000,000	190,000,000
South Manila District Engineering Office	40,000,000	40,000,000
Region I - Ilocos	84,272,000	84,272,000

Ilocos Norte 1st District Engineering Office	23,907,000	23,907,000
La Union 1st District Engineering Office	25,000,000	25,000,000
Pangasinan 2nd District Engineering Office	19,240,000	19,240,000
Pangasinan 3rd District Engineering Office	16,125,000	16,125,000
Region II - Cagayan Valley	54,045,000	54,045,000

Cagayan 2nd District Engineering Office	43,000,000	43,000,000
Nueva Vizcaya 2nd District Engineering Office	11,045,000	11,045,000
Region III - Central Luzon	259,699,000	259,699,000

Bataan 1st District Engineering Office	6,800,000	6,800,000
Bulacan 1st District Engineering Office	150,000,000	150,000,000
Nueva Ecija 1st District Engineering Office	13,399,000	13,399,000

36	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Nueva Ecija 2nd District Engineering Office	14,741,000	14,741,000
Pampanga 1st District Engineering Office	40,987,000	40,987,000
Pampanga 2nd District Engineering Office	4,325,000	4,325,000
Tarlac District Engineering Office	29,447,000	29,447,000
Region IVA - CALABARZON	152,512,000	152,512,000

Batangas 3rd District Engineering Office	12,000,000	12,000,000
Cavite 1st District Engineering Office	96,685,000	96,685,000
Quezon 4th District Engineering Office	43,827,000	43,827,000
Region V - Bicol	59,316,000	59,316,000

Albay 2nd District Engineering Office	31,516,000	31,516,000
Camarines Sur 2nd District Engineering Office	27,800,000	27,800,000
Region VI - Western Visayas	91,897,000	91,897,000

Negros Occidental 2nd Engineering Office	26,898,000	26,898,000
Negros Occidental 3rd Engineering Office	34,157,000	34,157,000
Negros Occidental 4th District Engineering Office	30,842,000	30,842,000
Region VII - Central Visayas	181,844,000	181,844,000

Cebu 2nd District Engineering Office	62,849,000	62,849,000
Cebu 3rd District Engineering Office	25,000,000	25,000,000
Cebu 4th District Engineering Office	38,995,000	38,995,000
Cebu 5th District Engineering Office	15,000,000	15,000,000
Negros Oriental 3rd District Engineering Office	40,000,000	40,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	37
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region VIII - Eastern Visayas	313,257,000	313,257,000

Leyte 1st District Engineering Office	28,409,000	28,409,000
Leyte 2nd District Engineering Office	181,254,000	181,254,000
Leyte 5th District Engineering Office	15,000,000	15,000,000
Samar 2nd District Engineering Office	88,594,000	88,594,000
Region IX - Zamboanga Peninsula	57,118,000	57,118,000

Zamboanga City District Engineering Office	11,618,000	11,618,000
Zamboanga del Norte 2nd District Engineering Office	20,500,000	20,500,000
Zamboanga Sibugay 1st District Engineering Office	25,000,000	25,000,000
Region X - Northern Mindanao	169,336,000	169,336,000

Bukidnon 3rd District Engineering Office	24,500,000	24,500,000
Misamis Occidental 1st District Engineering Office	43,770,000	43,770,000
Misamis Occidental 2nd District Engineering Office	72,292,000	72,292,000
Misamis Oriental 1st District Engineering Office	28,774,000	28,774,000
Region XI - Davao	90,373,000	90,373,000

Davao de Oro District Engineering Office	29,021,000	29,021,000
Davao City 2nd District Engineering Office	20,352,000	20,352,000
Davao del Sur District Engineering Office	41,000,000	41,000,000
Region XII - SOCCSKSARGEN	71,530,000	71,530,000

Cotabato 1st District Engineering Office	2,000,000	2,000,000
Cotabato 2nd District Engineering Office	40,000,000	40,000,000
Sarangani District Engineering Office	29,530,000	29,530,000

38	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region XIII - Caraga	35,353,000	35,353,000

Agusan del Norte District Engineering Office	15,000,000	15,000,000
Agusan del Sur 1st District Engineering Office	20,353,000	20,353,000
Rehabilitation/ Reconstruction/ Upgrading of Damaged Paved Roads - Secondary Roads	6,032,766,000	6,032,766,000

Rehabilitation/ Reconstruction/ Upgrading of Damaged Paved Roads - Secondary Roads	6,032,766,000	6,032,766,000

National Capital Region (NCR)	2,907,249,000	2,907,249,000

Central Office	2,643,713,000	2,643,713,000
Metro Manila 2nd District Engineering Office	82,601,000	82,601,000
Metro Manila 3rd District Engineering Office	54,226,000	54,226,000
North Manila District Engineering Office	92,000,000	92,000,000
South Manila District Engineering Office	34,709,000	34,709,000
Region I - Ilocos	55,815,000	55,815,000

Ilocos Sur 2nd District Engineering Office	14,685,000	14,685,000
Pangasinan 2nd District Engineering Office	20,000,000	20,000,000
Pangasinan 3rd District Engineering Office	20,000,000	20,000,000
Pangasinan 4th District Engineering Office	1,130,000	1,130,000
Cordillera Administrative Region (CAR)	54,017,000	54,017,000

Ifugao 1st District Engineering Office	1,600,000	1,600,000
Ifugao 2nd District Engineering Office	49,107,000	49,107,000
Lower Kalinga District Engineering Office	3,310,000	3,310,000
Region II - Cagayan Valley	256,667,000	256,667,000

Quirino District Engineering Office	256,667,000	256,667,000

JANUARY 3, 2022	OFFICIAL GAZETTE	39
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region III - Central Luzon	160,730,000	160,730,000

Bataan 1st District Engineering Office	41,564,000	41,564,000
Bulacan 1st District Engineering Office	7,000,000	7,000,000
Nueva Ecija 1st District Engineering Office	28,739,000	28,739,000
Nueva Ecija 2nd District Engineering Office	4,783,000	4,783,000
Pampanga 2nd District Engineering Office	62,380,000	62,380,000
Tarlac 2nd District Engineering Office	16,264,000	16,264,000
Region IVA - CALABARZON	378,539,000	378,539,000

Batangas 1st District Engineering Office	8,000,000	8,000,000
Batangas 2nd District Engineering Office	3,030,000	3,030,000
Batangas 3rd District Engineering Office	45,000,000	45,000,000
Cavite 1st District Engineering Office	202,755,000	202,755,000
Cavite Third District Engineering Office	46,605,000	46,605,000
Quezon 3rd District Engineering Office	51,149,000	51,149,000
Rizal 1st District Engineering Office	22,000,000	22,000,000
Region IVB - MIMAROPA	158,717,000	158,717,000

Mindoro Occidental District Engineering Office	7,396,000	7,396,000
Mindoro Oriental District Engineering Office	36,961,000	36,961,000
Palawan 2nd District Engineering Office	5,000,000	5,000,000
Romblon District Engineering Office	88,790,000	88,790,000
Southern Mindoro District Engineering Office	20,570,000	20,570,000

40	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region V - Bicol	210,785,000	210,785,000

Camarines Sur 4th District Engineering Office	55,891,000	55,891,000
Catanduanes District Engineering Office	23,000,000	23,000,000
Masbate 1st District Engineering Office	10,165,000	10,165,000
Masbate 2nd District Engineering Office	99,602,000	99,602,000
Masbate 3rd District Engineering Office	22,127,000	22,127,000
Region VI - Western Visayas	364,360,000	364,360,000

Antique District Engineering Office	22,468,000	22,468,000
Capiz 1st District Engineering Office	9,528,000	9,528,000
Capiz 2nd District Engineering Office	78,992,000	78,992,000
Iloilo 1st District Engineering Office	36,281,000	36,281,000
Iloilo 3rd District Engineering Office	87,407,000	87,407,000
Negros Occidental 1st District Engineering Office	26,552,000	26,552,000
Negros Occidental 2nd District Engineering Office	10,036,000	10,036,000
Negros Occidental 3rd District Engineering Office	77,152,000	77,152,000
Negros Occidental 4th District Engineering Office	15,944,000	15,944,000
Region VII - Central Visayas	511,099,000	511,099,000

Bohol 1st District Engineering Office	28,216,000	28,216,000
Bohol 3rd District Engineering Office	34,310,000	34,310,000
Cebu 1st District Engineering Office	70,409,000	70,409,000
Cebu 2nd District Engineering Office	13,769,000	13,769,000
Cebu 3rd District Engineering Office	32,000,000	32,000,000
Cebu 5th District Engineering Office	24,000,000	24,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	41
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Cebu 6th District Engineering Office	23,675,000	23,675,000
Cebu 7th District Engineering Office	150,000,000	150,000,000
Negros Oriental 3rd District Engineering Office	40,000,000	40,000,000
Siquijor District Engineering Office	94,720,000	94,720,000
Region VIII - Eastern Visayas	417,862,000	417,862,000

Biliran District Engineering Office	50,000,000	50,000,000
Eastern Samar District Engineering Office	22,100,000	22,100,000
Leyte 3rd District Engineering Office	12,314,000	12,314,000
Northern Samar 1st District Engineering Office	33,188,000	33,188,000
Samar 2nd District Engineering Office	217,000,000	217,000,000
Southern Leyte District Engineering Office	83,260,000	83,260,000
Region IX - Zamboanga Peninsula	13,739,000	13,739,000

Zamboanga City District Engineering Office	13,739,000	13,739,000
Region X - Northern Mindanao	139,718,000	139,718,000

Bukidnon 3rd District Engineering Office	100,000,000	100,000,000
Cagayan de Oro City 2nd District Engineering Office	25,419,000	25,419,000
Misamis Oriental 1st District Engineering Office	14,299,000	14,299,000
Region XI - Davao	40,000,000	40,000,000

Davao Oriental 1st District Engineering Office	15,000,000	15,000,000
Davao Oriental 2nd District Engineering Office	25,000,000	25,000,000

42	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region XII - SOCCSKSARGEN	344,673,000	344,673,000

Sarangani District Engineering Office	333,016,000	333,016,000
Sultan Kudarat 2nd District Engineering Office	11,657,000	11,657,000
Region XIII - Caraga	18,796,000	18,796,000

Dinagat Islands District Engineering Office	18,796,000	18,796,000
Rehabilitation/ Reconstruction/ Upgrading of Damaged Paved Roads - Tertiary Roads	5,959,654,000	5,959,654,000

Rehabilitation/ Reconstruction/ Upgrading of Damaged Paved Roads - Tertiary Roads	5,759,654,000	5,759,654,000

National Capital Region (NCR)	3,438,331,000	3,438,331,000

Central Office	2,964,193,000	2,964,193,000
Metro Manila 3rd District Engineering Office	244,000,000	244,000,000
North Manila District Engineering Office	88,733,000	88,733,000
Quezon City 1st District Engineering Office	32,000,000	32,000,000
South Manila District Engineering Office	109,405,000	109,405,000
Region I - Ilocos	228,279,000	228,279,000

Ilocos Norte 2nd District Engineering Office	113,009,000	113,009,000
Ilocos Sur 2nd District Engineering Office	15,270,000	15,270,000
La Union 1st District Engineering Office	30,000,000	30,000,000
Pangasinan 1st District Engineering Office	20,000,000	20,000,000
Pangasinan 3rd District Engineering Office	50,000,000	50,000,000
Cordillera Administrative Region (CAR)	135,542,000	135,542,000

Abra District Engineering Office	50,000,000	50,000,000
Apayao 2nd District Engineering Office	3,481,000	3,481,000

JANUARY 3, 2022	OFFICIAL GAZETTE	43
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Baguio City District Engineering Office	9,500,000	9,500,000
Ifugao 1st District Engineering Office	14,000,000	14,000,000
Lower Kalinga District Engineering Office	22,220,000	22,220,000
Mountain Province 2nd District Engineering Office	36,341,000	36,341,000
Region II - Cagayan Valley	170,300,000	170,300,000

Batanes District Engineering Office	33,000,000	33,000,000
Isabela 2nd District Engineering Office	3,663,000	3,663,000
Isabela 3rd District Engineering Office	6,800,000	6,800,000
Nueva Vizcaya 2nd District Engineering Office	126,837,000	126,837,000
Region III - Central Luzon	287,849,000	287,849,000

Bataan 1st District Engineering Office	13,502,000	13,502,000
Bataan 2nd District Engineering Office	14,229,000	14,229,000
Bulacan 1st District Engineering Office	93,000,000	93,000,000
Bulacan 2nd District Engineering Office	3,064,000	3,064,000
Nueva Ecija 1st District Engineering Office	9,160,000	9,160,000
Nueva Ecija 2nd District Engineering Office	24,243,000	24,243,000
Pampanga 1st District Engineering Office	38,146,000	38,146,000
Pampanga 2nd District Engineering Office	16,846,000	16,846,000
Tarlac 2nd District Engineering Office	61,064,000	61,064,000
Zambales 1st District Engineering Office	14,595,000	14,595,000
Region IVA - CALABARZON	411,503,000	411,503,000

Batangas 2nd District Engineering Office	9,723,000	9,723,000

44	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Cavite District Engineering Office	134,543,000	134,543,000
Cavite Third District Engineering Office	110,225,000	110,225,000
Laguna 3rd District Engineering Office	70,000,000	70,000,000
Quezon 3rd District Engineering Office	25,000,000	25,000,000
Quezon 4th District Engineering Office	37,012,000	37,012,000
Rizal 2nd District Engineering Office	25,000,000	25,000,000
Region IVB - MIMAROPA	28,242,000	28,242,000

Marinduque District Engineering Office	10,242,000	10,242,000
Southern Mindoro District Engineering Office	18,000,000	18,000,000
Region V - Bicol	89,509,000	89,509,000

Camarines Norte District Engineering Office	10,000,000	10,000,000
Camarines Sur 4th District Engineering Office	6,638,000	6,638,000
Catanduanes District Engineering Office	13,016,000	13,016,000
Masbate 1st District Engineering Office	9,855,000	9,855,000
Sorsogon District Engineering Office	50,000,000	50,000,000
Region VI - Western Visayas	458,030,000	458,030,000

Bacolod City District Engineering Office	7,321,000	7,321,000
Capiz 2nd District Engineering Office	123,618,000	123,618,000
Iloilo 1st District Engineering Office	137,499,000	137,499,000
Iloilo 2nd District Engineering Office	52,203,000	52,203,000
Iloilo 3rd District Engineering Office	13,094,000	13,094,000

JANUARY 3, 2022	OFFICIAL GAZETTE	45
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Iloilo 4th District Engineering Office	16,468,000	16,468,000
Iloilo City District Engineering Office	28,813,000	28,813,000
Negros Occidental 3rd District Engineering Office	38,930,000	38,930,000
Negros Occidental 4th District Engineering Office	40,084,000	40,084,000
Region VII - Central Visayas	128,386,000	128,386,000

Cebu 2nd District Engineering Office	13,500,000	13,500,000
Cebu 4th District Engineering Office	46,575,000	46,575,000
Cebu 5th District Engineering Office	18,443,000	18,443,000
Cebu 6th District Engineering Office	12,893,000	12,893,000
Cebu 7th District Engineering Office	17,375,000	17,375,000
Siquijor District Engineering Office	19,600,000	19,600,000
Region VIII - Eastern Visayas	178,289,000	178,289,000

Leyte 1st District Engineering Office	20,000,000	20,000,000
Leyte 2nd District Engineering Office	20,000,000	20,000,000
Leyte 3rd District Engineering Office	50,000,000	50,000,000
Northern Samar 1st District Engineering Office	68,031,000	68,031,000
Northern Samar 2nd District Engineering Office	14,075,000	14,075,000
Tacloban City District Engineering Office	6,183,000	6,183,000
Region IX - Zamboanga Peninsula	49,420,000	49,420,000

Zamboanga del Norte 3rd District Engineering Office	27,420,000	27,420,000
Zamboanga del Sur 2nd District Engineering Office	20,000,000	20,000,000

46	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Zamboanga Sibugay 2nd District Engineering Office	2,000,000	2,000,000
Region X - Northern Mindanao	92,219,000	92,219,000

Bukidnon 1st District Engineering Office	1,695,000	1,695,000
Cagayan de Oro City 2nd District Engineering Office	16,285,000	16,285,000
Lanao del Norte 1st District Engineering Office	5,234,000	5,234,000
Lanao del Norte 2nd District Engineering Office	20,365,000	20,365,000
Misamis Oriental 1st District Engineering Office	48,640,000	48,640,000
Region XI - Davao	37,000,000	37,000,000

Davao City 2nd District Engineering Office	12,000,000	12,000,000
Davao Occidental District Engineering Office	25,000,000	25,000,000
Region XIII - Caraga	26,755,000	26,755,000

Dinagat Islands District Engineering Office	26,755,000	26,755,000
Project(s)
Foreign-Assisted Project(s)	200,000,000	200,000,000

Reconstruction and Development Plan for Greater Marawi, Stage 2, ADB Loan No. 3769-PHI	200,000,000	200,000,000

Loan Proceeds	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
GOP Counterpart	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
Rehabilitation/ Reconstruction of Roads with Slips, Slope Collapse and Landslide - Primary Roads	6,906,996,000	6,906,996,000

JANUARY 3, 2022	OFFICIAL GAZETTE	47
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Rehabilitation/ Reconstruction of Roads with Slips, Slope Collapse and Landslide - Primary Roads	6,906,996,000	6,906,996,000

National Capital Region (NCR)	5,418,427,000	5,418,427,000

Central Office	5,418,427,000	5,418,427,000
Region I - Ilocos	96,800,000	96,800,000

Ilocos Norte 1st District Engineering Office	90,000,000	90,000,000
La Union 2nd District Engineering Office	6,800,000	6,800,000
Cordillera Administrative Region (CAR)	21,600,000	21,600,000

Benguet 1st District Engineering Office	16,100,000	16,100,000
Lower Kalinga District Engineering Office	5,500,000	5,500,000
Region II - Cagayan Valley	147,514,000	147,514,000

Cagayan 2nd District Engineering Office	71,500,000	71,500,000
Cagayan 3rd District Engineering Office	10,500,000	10,500,000
Isabela 1st District Engineering Office	15,514,000	15,514,000
Nueva Vizcaya District Engineering Office	50,000,000	50,000,000
Region III - Central Luzon	168,500,000	168,500,000

Bataan 1st District Engineering Office	25,500,000	25,500,000
Nueva Ecija 1st District Engineering Office	108,000,000	108,000,000
Zambales 2nd District Engineering Office	35,000,000	35,000,000
Region V - Bicol	113,268,000	113,268,000

Camarines Norte District Engineering Office	113,268,000	113,268,000
Region VI - Western Visayas	45,000,000	45,000,000

Capiz 2nd District Engineering Office	35,000,000	35,000,000
Iloilo 2nd District Engineering Office	10,000,000	10,000,000

48	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region VII - Central Visayas	52,000,000	52,000,000

Negros Oriental 2nd District Engineering Office	52,000,000	52,000,000
Region VIII - Eastern Visayas	468,375,000	468,375,000

Leyte 2nd District Engineering Office	12,000,000	12,000,000
Leyte 5th District Engineering Office	50,000,000	50,000,000
Northern Samar 1st District Engineering Office	30,375,000	30,375,000
Samar 1st District Engineering Office	56,000,000	56,000,000
Samar 2nd District Engineering Office	120,000,000	120,000,000
Southern Leyte District Engineering Office	200,000,000	200,000,000
Region IX - Zamboanga Peninsula	20,000,000	20,000,000

Zamboanga del Norte 1st District Engineering Office	20,000,000	20,000,000
Region X - Northern Mindanao	193,652,000	193,652,000

Bukidnon 1st District Engineering Office	28,500,000	28,500,000
Bukidnon 2nd District Engineering Office	20,250,000	20,250,000
Bukidnon 3rd District Engineering Office	4,000,000	4,000,000
Lanao del Norte 1st District Engineering Office	140,902,000	140,902,000
Region XI - Davao	74,900,000	74,900,000

Davao City 2nd District Engineering Office	48,900,000	48,900,000
Davao Oriental 2nd District Engineering Office	26,000,000	26,000,000
Region XII - SOCCSKSARGEN	48,000,000	48,000,000

Cotabato 1st District Engineering Office	48,000,000	48,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	49
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region XIII - Caraga	38,960,000	38,960,000

Agusan del Norte District Engineering Office	23,105,000	23,105,000
Surigao del Sur 2nd District Engineering Office	15,855,000	15,855,000
Rehabilitation/ Reconstruction of Roads with Slips, Slope Collapse and Landslide - Secondary Roads	32,812,970,000	32,812,970,000

Rehabilitation/ Reconstruction of Roads with Slips, Slope Collapse and Landslide - Secondary Roads	32,812,970,000	32,812,970,000

National Capital Region (NCR)	27,032,500,000	27,032,500,000

Central Office	27,032,500,000	27,032,500,000
Region I - Ilocos	173,488,000	173,488,000

Ilocos Sur 2nd District Engineering Office	139,874,000	139,874,000
La Union 2nd District Engineering Office	9,003,000	9,003,000
Pangasinan 1st District Engineering Office	24,611,000	24,611,000
Cordillera Administrative Region (CAR)	1,073,795,000	1,073,795,000

Abra District Engineering Office	550,000,000	550,000,000
Apayao 1st District Engineering Office	75,000,000	75,000,000
Benguet 1st District Engineering Office	16,900,000	16,900,000
Benguet 2nd District Engineering Office	56,380,000	56,380,000
Ifugao 1st District Engineering Office	45,000,000	45,000,000
Ifugao 2nd District Engineering Office	25,700,000	25,700,000
Lower Kalinga District Engineering Office	51,000,000	51,000,000
Mountain Province First District Engineering Office	80,520,000	80,520,000
Upper Kalinga District Engineering Office	173,295,000	173,295,000

50	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region II - Cagayan Valley	2,280,000	2,280,000

Nueva Vizcaya 2nd District Engineering Office	2,280,000	2,280,000
Region III - Central Luzon	510,581,000	510,581,000

Aurora District Engineering Office	463,112,000	463,112,000
Bataan 2nd District Engineering Office	44,640,000	44,640,000
Zambales 2nd District Engineering Office	2,829,000	2,829,000
Region IVA - CALABARZON	514,565,000	514,565,000

Batangas 1st District Engineering Office	20,000,000	20,000,000
Batangas 2nd District Engineering Office	62,529,000	62,529,000
Cavite 2nd District Engineering Office	206,650,000	206,650,000
Quezon 1st District Engineering Office	55,000,000	55,000,000
Quezon 2nd District Engineering Office	30,000,000	30,000,000
Quezon 3rd District Engineering Office	140,386,000	140,386,000
Region IVB - MIMAROPA	371,564,000	371,564,000

Mindoro Oriental District Engineering Office	40,417,000	40,417,000
Palawan 2nd District Engineering Office	115,047,000	115,047,000
Palawan 3rd District Engineering Office	216,100,000	216,100,000
Region V - Bicol	225,291,000	225,291,000

Albay 2nd District Engineering Office	25,000,000	25,000,000
Albay 3rd District Engineering Office	89,541,000	89,541,000
Catanduanes District Engineering Office	30,000,000	30,000,000
Masbate 1st District Engineering Office	10,750,000	10,750,000

JANUARY 3, 2022	OFFICIAL GAZETTE	51
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Masbate 3rd District Engineering Office	70,000,000	70,000,000
Region VI - Western Visayas	214,420,000	214,420,000

Aklan District Engineering Office	20,000,000	20,000,000
Antique District Engineering Office	50,000,000	50,000,000
Capiz 1st District Engineering Office	15,000,000	15,000,000
Iloilo 1st District Engineering Office	59,120,000	59,120,000
Iloilo 2nd District Engineering Office	31,500,000	31,500,000
Iloilo 3rd District Engineering Office	38,800,000	38,800,000
Region VII - Central Visayas	514,791,000	514,791,000

Bohol 2nd District Engineering Office	47,332,000	47,332,000
Bohol 3rd District Engineering Office	83,259,000	83,259,000
Cebu 3rd District Engineering Office	93,000,000	93,000,000
Cebu 6th District Engineering Office	20,000,000	20,000,000
Negros Oriental 1st District Engineering Office	55,500,000	55,500,000
Negros Oriental 2nd District Engineering Office	29,700,000	29,700,000
Negros Oriental 3rd District Engineering Office	74,000,000	74,000,000
Siquijor District Engineering Office	112,000,000	112,000,000
Region VIII - Eastern Visayas	1,186,300,000	1,186,300,000

Biliran District Engineering Office	539,000,000	539,000,000
Eastern Samar District Engineering Office	118,721,000	118,721,000
Leyte 4th District Engineering Office	36,419,000	36,419,000
Northern Samar 1st District Engineering Office	129,665,000	129,665,000
Northern Samar 2nd District Engineering Office	172,400,000	172,400,000

52	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Samar 1st District Engineering Office	110,095,000	110,095,000
Samar 2nd District Engineering Office	30,000,000	30,000,000
Southern Leyte District Engineering Office	50,000,000	50,000,000
Region IX - Zamboanga Peninsula	103,956,000	103,956,000

Zamboanga del Norte 2nd District Engineering Office	73,956,000	73,956,000
Zamboanga del Norte 3rd District Engineering Office	30,000,000	30,000,000
Region X - Northern Mindanao	177,200,000	177,200,000

Bukidnon 1st District Engineering Office	57,200,000	57,200,000
Cagayan de Oro City 1st District Engineering Office	10,000,000	10,000,000
Misamis Occidental District Engineering Office	10,000,000	10,000,000
Misamis Oriental 2nd District Engineering Office	100,000,000	100,000,000
Region XI - Davao	249,450,000	249,450,000

Davao City District Engineering Office	50,000,000	50,000,000
Davao del Norte District Engineering Office	100,000,000	100,000,000
Davao Oriental 1st District Engineering Office	99,450,000	99,450,000
Region XII - SOCCSKSARGEN	225,555,000	225,555,000

Cotabato 2nd District Engineering Office	30,000,000	30,000,000
Sarangani District Engineering Office	50,000,000	50,000,000
Sultan Kudarat 2nd District Engineering Office	145,555,000	145,555,000
Region XIII - Caraga	237,234,000	237,234,000

Dinagat Islands District Engineering Office	187,047,000	187,047,000
Surigao del Sur 2nd District Engineering Office	50,187,000	50,187,000

JANUARY 3, 2022	OFFICIAL GAZETTE	53
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Rehabilitation/ Reconstruction of Roads with Slips, Slope Collapse and Landslide - Tertiary Roads	24,388,017,000	24,388,017,000

Rehabilitation/ Reconstruction of Roads with Slips, Slope Collapse and Landslide - Tertiary Roads	24,388,017,000	24,388,017,000

National Capital Region (NCR)	20,140,027,000	20,140,027,000

Central Office	20,140,027,000	20,140,027,000
Region I - Ilocos	326,430,000	326,430,000

Ilocos Norte 2nd District Engineering Office	156,430,000	156,430,000
La Union 1st District Engineering Office	50,000,000	50,000,000
Pangasinan 1st District Engineering Office	120,000,000	120,000,000
Cordillera Administrative Region (CAR)	662,651,000	662,651,000

Abra District Engineering Office	150,000,000	150,000,000
Apayao 1st District Engineering Office	28,057,000	28,057,000
Baguio City District Engineering Office	57,556,000	57,556,000
Benguet 1st District Engineering Office	6,300,000	6,300,000
Benguet 2nd District Engineering Office	150,302,000	150,302,000
Ifugao 1st District Engineering Office	70,960,000	70,960,000
Ifugao 2nd District Engineering Office	11,340,000	11,340,000
Lower Kalinga District Engineering Office	26,000,000	26,000,000
Mountain Province 2nd District Engineering Office	138,286,000	138,286,000
Upper Kalinga District Engineering Office	23,850,000	23,850,000
Region II - Cagayan Valley	463,200,000	463,200,000

Batanes District Engineering Office	135,000,000	135,000,000

54	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Cagayan 1st District Engineering Office	100,000,000	100,000,000
Cagayan 2nd District Engineering Office	75,000,000	75,000,000
Cagayan 3rd District Engineering Office	13,750,000	13,750,000
Isabela 1st District Engineering Office	14,450,000	14,450,000
Nueva Vizcaya District Engineering Office	75,000,000	75,000,000
Nueva Vizcaya 2nd District Engineering Office	50,000,000	50,000,000
Region III - Central Luzon	74,989,000	74,989,000

Aurora District Engineering Office	3,989,000	3,989,000
Bataan 2nd District Engineering Office	40,000,000	40,000,000
Nueva Ecija 1st District Engineering Office	31,000,000	31,000,000
Region IVA - CALABARZON	400,270,000	400,270,000

Batangas 2nd District Engineering Office	50,000,000	50,000,000
Cavite 2nd District Engineering Office	84,143,000	84,143,000
Cavite District Engineering Office	78,628,000	78,628,000
Laguna 1st District Engineering Office	60,000,000	60,000,000
Laguna 3rd District Engineering Office	22,499,000	22,499,000
Quezon 1st District Engineering Office	100,000,000	100,000,000
Rizal 1st District Engineering Office	5,000,000	5,000,000
Region IVB - MIMAROPA	201,141,000	201,141,000

Mindoro Occidental District Engineering Office	20,000,000	20,000,000
Palawan 2nd District Engineering Office	91,141,000	91,141,000
Romblon District Engineering Office	90,000,000	90,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	55
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region V - Bicol	82,000,000	82,000,000

Camarines Sur 5th District Engineering Office	46,000,000	46,000,000
Masbate 1st District Engineering Office	30,000,000	30,000,000
Sorsogon 2nd District Engineering Office	6,000,000	6,000,000
Region VI - Western Visayas	325,679,000	325,679,000

Capiz 1st District Engineering Office	23,456,000	23,456,000
Capiz 2nd District Engineering Office	30,000,000	30,000,000
Iloilo 1st District Engineering Office	93,340,000	93,340,000
Iloilo 2nd District Engineering Office	24,800,000	24,800,000
Iloilo 3rd District Engineering Office	35,846,000	35,846,000
Iloilo 4th District Engineering Office	50,000,000	50,000,000
Negros Occidental 2nd District Engineering Office	6,237,000	6,237,000
Negros Occidental 3rd District Engineering Office	50,000,000	50,000,000
Negros Occidental 4th District Engineering Office	12,000,000	12,000,000
Region VII - Central Visayas	575,459,000	575,459,000

Bohol 1st District Engineering Office	67,238,000	67,238,000
Bohol 2nd District Engineering Office	110,000,000	110,000,000
Bohol 3rd District Engineering Office	50,000,000	50,000,000
Cebu 4th District Engineering Office	50,000,000	50,000,000
Cebu 5th District Engineering Office	50,000,000	50,000,000
Cebu 7th District Engineering Office	124,031,000	124,031,000

56	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Negros Oriental 1st District Engineering Office	94,190,000	94,190,000
Siquijor District Engineering Office	30,000,000	30,000,000
Region VIII - Eastern Visayas	370,195,000	370,195,000

Eastern Samar District Engineering Office	9,500,000	9,500,000
Leyte 1st District Engineering Office	200,000,000	200,000,000
Leyte 3rd District Engineering Office	50,000,000	50,000,000
Leyte 4th District Engineering Office	50,000,000	50,000,000
Northern Samar 1st District Engineering Office	60,695,000	60,695,000
Region X - Northern Mindanao	305,008,000	305,008,000

Bukidnon 1st District Engineering Office	25,850,000	25,850,000
Bukidnon 2nd District Engineering Office	12,850,000	12,850,000
Bukidnon 3rd District Engineering Office	50,000,000	50,000,000
Cagayan de Oro City 1st District Engineering Office	35,500,000	35,500,000
Lanao del Norte 1st District Engineering Office	149,808,000	149,808,000
Lanao del Norte 2nd District Engineering Office	31,000,000	31,000,000
Region XI - Davao	130,968,000	130,968,000

Davao de Oro District Engineering Office	30,400,000	30,400,000
Davao Occidental District Engineering Office	100,568,000	100,568,000
Region XII - SOCCSKSARGEN	200,000,000	200,000,000

Sarangani District Engineering Office	100,000,000	100,000,000
South Cotabato 2nd District Engineering Office	100,000,000	100,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	57
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region XIII - Caraga	130,000,000	130,000,000

Agusan del Sur 1st District Engineering Office	10,000,000	10,000,000
Butuan City District Engineering Office	120,000,000	120,000,000
Construction/ Upgrading/ Rehabilitation of Drainage along National Roads - Primary Roads	2,667,283,000	2,667,283,000

Construction/ Upgrading/ Rehabilitation of Drainage along National Roads - Primary Roads	2,667,283,000	2,667,283,000

National Capital Region (NCR)	1,281,068,000	1,281,068,000

Central Office	1,281,068,000	1,281,068,000
Region I - Ilocos	115,625,000	115,625,000

Ilocos Norte 2nd District Engineering Office	12,900,000	12,900,000
Ilocos Sur 1st District Engineering Office	6,000,000	6,000,000
Ilocos Sur 2nd District Engineering Office	30,000,000	30,000,000
La Union 1st District Engineering Office	47,308,000	47,308,000
Pangasinan 2nd District Engineering Office	19,417,000	19,417,000
Cordillera Administrative Region (CAR)	4,800,000	4,800,000

Baguio City District Engineering Office	4,800,000	4,800,000
Region III - Central Luzon	109,200,000	109,200,000

Bataan 1st District Engineering Office	17,000,000	17,000,000
Pampanga 2nd District Engineering Office	15,000,000	15,000,000
Pampanga 3rd District Engineering Office	25,000,000	25,000,000
Tarlac District Engineering Office	52,200,000	52,200,000
Region IVA - CALABARZON	87,065,000	87,065,000

Batangas 4th District Engineering Office	32,000,000	32,000,000

58	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Cavite Third District Engineering Office	27,065,000	27,065,000
Laguna 3rd District Engineering Office	13,000,000	13,000,000
Quezon 4th District Engineering Office	15,000,000	15,000,000
Region V - Bicol	40,000,000	40,000,000

Albay 2nd District Engineering Office	40,000,000	40,000,000
Region VI - Western Visayas	143,381,000	143,381,000

Bacolod City District Engineering Office	31,294,000	31,294,000
Capiz 1st District Engineering Office	21,427,000	21,427,000
Capiz 2nd District Engineering Office	4,653,000	4,653,000
Iloilo 2nd District Engineering Office	19,000,000	19,000,000
Iloilo 4th District Engineering Office	29,500,000	29,500,000
Negros Occidental 1st District Engineering Office	11,495,000	11,495,000
Negros Occidental 4th District Engineering Office	26,012,000	26,012,000
Region VII - Central Visayas	136,737,000	136,737,000

Cebu 3rd District Engineering Office	20,000,000	20,000,000
Negros Oriental 1st District Engineering Office	12,737,000	12,737,000
Negros Oriental 3rd District Engineering Office	104,000,000	104,000,000
Region VIII - Eastern Visayas	327,726,000	327,726,000

Leyte 1st District Engineering Office	95,000,000	95,000,000
Leyte 4th District Engineering Office	20,000,000	20,000,000
Leyte 5th District Engineering Office	4,000,000	4,000,000
Northern Samar 1st District Engineering Office	21,270,000	21,270,000

JANUARY 3, 2022	OFFICIAL GAZETTE	59
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Samar 1st District Engineering Office	153,756,000	153,756,000
Tacloban City District Engineering Office	33,700,000	33,700,000
Region IX- Zamboanga Peninsula	36,953,000	36,953,000

Zamboanga del Norte 1st District Engineering Office	35,453,000	35,453,000
Zamboanga del Norte 3rd District Engineering Office	1,500,000	1,500,000
Region X - Northern Mindanao	254,508,000	254,508,000

Bukidnon 1st District Engineering Office	40,000,000	40,000,000
Cagayan de Oro City 1st District Engineering Office	17,183,000	17,183,000
Cagayan de Oro City 2nd District Engineering Office	70,837,000	70,837,000
Lanao del Norte 1st District Engineering Office	26,607,000	26,607,000
Lanao del Norte 2nd District Engineering Office	5,000,000	5,000,000
Misamis Occidental 2nd District Engineering Office	33,875,000	33,875,000
Misamis Occidental District Engineering Office	61,006,000	61,006,000
Region XI - Davao	58,220,000	58,220,000

Davao del Norte District Engineering Office	58,220,000	58,220,000
Region XII - SOCCSKSARGEN	50,000,000	50,000,000

South Cotabato District Engineering Office	50,000,000	50,000,000
Region XIII - Caraga	22,000,000	22,000,000

Agusan del Norte District Engineering Office	22,000,000	22,000,000
Construction/ Upgrading/ Rehabilitation of Drainage along National Roads - Secondary Roads	3,446,241,000	3,446,241,000

Construction/ Upgrading/ Rehabilitation of Drainage along National Roads - Secondary Roads	3,446,241,000	3,446,241,000

60	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

National Capital Region (NCR)	1,201,439,000	1,201,439,000

Central Office	1,059,019,000	1,059,019,000
Las Piñas-Muntinlupa District Engineering Office	142,420,000	142,420,000
Region I - Ilocos	129,953,000	129,953,000

Ilocos Sur 2nd District Engineering Office	80,000,000	80,000,000
La Union 1st District Engineering Office	5,000,000	5,000,000
Pangasinan 1st District Engineering Office	10,000,000	10,000,000
Pangasinan 2nd District Engineering Office	14,953,000	14,953,000
Pangasinan 4th District Engineering Office	20,000,000	20,000,000
Cordillera Administrative Region (CAR)	172,400,000	172,400,000

Baguio City District Engineering Office	3,500,000	3,500,000
Benguet 2nd District Engineering Office	48,000,000	48,000,000
Ifugao 1st District Engineering Office	65,774,000	65,774,000
Ifugao 2nd District Engineering Office	17,126,000	17,126,000
Mountain Province First District Engineering Office	38,000,000	38,000,000
Region III - Central Luzon	316,393,000	316,393,000

Aurora District Engineering Office	50,100,000	50,100,000
Bataan 2nd District Engineering Office	132,500,000	132,500,000
Bulacan 1st District Engineering Office	9,076,000	9,076,000
Nueva Ecija 1st District Engineering Office	2,000,000	2,000,000
Nueva Ecija 2nd District Engineering Office	50,000,000	50,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	61
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Pampanga 2nd District Engineering Office	20,000,000	20,000,000
Pampanga 3rd District Engineering Office	23,000,000	23,000,000
Tarlac 2nd District Engineering Office	29,717,000	29,717,000
Region IVA - CALABARZON	467,025,000	467,025,000

Batangas 1st District Engineering Office	74,939,000	74,939,000
Batangas 2nd District Engineering Office	85,511,000	85,511,000
Batangas 3rd District Engineering Office	5,000,000	5,000,000
Batangas 4th District Engineering Office	62,078,000	62,078,000
Cavite 2nd District Engineering Office	71,905,000	71,905,000
Cavite Third District Engineering Office	18,123,000	18,123,000
Laguna 2nd District Engineering Office	8,152,000	8,152,000
Quezon 1st District Engineering Office	14,862,000	14,862,000
Quezon 3rd District Engineering Office	118,955,000	118,955,000
Rizal 1st District Engineering Office	7,500,000	7,500,000
Region IVB - MIMAROPA	220,336,000	220,336,000

Marinduque District Engineering Office	10,200,000	10,200,000
Mindoro Oriental District Engineering Office	96,640,000	96,640,000
Palawan 2nd District Engineering Office	4,500,000	4,500,000
Romblon District Engineering Office	14,996,000	14,996,000
Southern Mindoro District Engineering Office	94,000,000	94,000,000

62	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region V - Bicol	166,055,000	166,055,000

Albay 2nd District Engineering Office	56,000,000	56,000,000
Camarines Norte District Engineering Office	39,215,000	39,215,000
Catanduanes District Engineering Office	20,000,000	20,000,000
Masbate 1st District Engineering Office	15,850,000	15,850,000
Masbate 2nd District Engineering Office	13,740,000	13,740,000
Masbate 3rd District Engineering Office	21,250,000	21,250,000
Region VI - Western Visayas	145,532,000	145,532,000

Bacolod City District Engineering Office	28,543,000	28,543,000
Capiz 1st District Engineering Office	30,000,000	30,000,000
Capiz 2nd District Engineering Office	10,860,000	10,860,000
Guimaras District Engineering Office	18,564,000	18,564,000
Iloilo 1st District Engineering Office	12,060,000	12,060,000
Iloilo 2nd District Engineering Office	40,180,000	40,180,000
Iloilo 3rd District Engineering Office	5,325,000	5,325,000
Region VII - Central Visayas	152,114,000	152,114,000

Bohol 1st District Engineering Office	31,301,000	31,301,000
Cebu 3rd District Engineering Office	60,813,000	60,813,000
Cebu 6th District Engineering Office	40,000,000	40,000,000
Negros Oriental 3rd District Engineering Office	20,000,000	20,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	63
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region VIII - Eastern Visayas	192,624,000	192,624,000

Biliran District Engineering Office	49,735,000	49,735,000
Eastern Samar District Engineering Office	32,369,000	32,369,000
Leyte 1st District Engineering Office	25,000,000	25,000,000
Leyte 4th District Engineering Office	10,000,000	10,000,000
Northern Samar 1st District Engineering Office	5,520,000	5,520,000
Northern Samar 2nd District Engineering Office	10,000,000	10,000,000
Southern Leyte District Engineering Office	2,000,000	2,000,000
Tacloban City District Engineering Office	58,000,000	58,000,000
Region IX - Zamboanga Peninsula	70,480,000	70,480,000

Isabela City District Engineering Office	11,112,000	11,112,000
Zamboanga City District Engineering Office	49,998,000	49,998,000
Zamboanga del Norte 3rd District Engineering Office	9,370,000	9,370,000
Region X - Northern Mindanao	157,482,000	157,482,000

Bukidnon 2nd District Engineering Office	119,835,000	119,835,000
Cagayan de Oro City 1st District Engineering Office	20,000,000	20,000,000
Camiguin District Engineering Office	17,647,000	17,647,000
Region XI - Davao	20,000,000	20,000,000

Davao City District Engineering Office	20,000,000	20,000,000
Region XII - SOCCSKARGEN	34,408,000	34,408,000

Sarangani District Engineering Office	34,408,000	34,408,000
Construction/ Upgrading/ Rehabilitation of Drainage along National Roads - Tertiary Roads	1,713,646,000	1,713,646,000

64	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Construction/ Upgrading/ Rehabilitation of Drainage along National Roads - Tertiary Roads	1,713,646,000	1,713,646,000

National Capital Region (NCR)	560,457,000	560,457,000

Central Office	560,457,000	560,457,000
Region I - Ilocos	81,158,000	81,158,000

Ilocos Norte 2nd District Engineering Office	15,520,000	15,520,000
Ilocos Sur 1st District Engineering Office	25,638,000	25,638,000
La Union 1st District Engineering Office	40,000,000	40,000,000
Cordillera Administrative Region (CAR)	91,000,000	91,000,000

Apayao 2nd District Engineering Office	15,000,000	15,000,000
Baguio City District Engineering Office	25,000,000	25,000,000
Benguet 1st District Engineering Office	20,000,000	20,000,000
Ifugao 1st District Engineering Office	10,000,000	10,000,000
Ifugao 2nd District Engineering Office	21,000,000	21,000,000
Region II - Cagayan Valley	54,325,000	54,325,000

Batanes District Engineering Office	54,325,000	54,325,000
Region III - Central Luzon	186,200,000	186,200,000

Bataan 1st District Engineering Office	20,000,000	20,000,000
Bataan 2nd District Engineering Office	60,000,000	60,000,000
Pampanga 1st District Engineering Office	12,500,000	12,500,000
Pampanga 2nd District Engineering Office	5,000,000	5,000,000
Tarlac 2nd District Engineering Office	88,700,000	88,700,000

JANUARY 3, 2022	OFFICIAL GAZETTE	65
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region IVA - CALABARZON	159,334,000	159,334,000

Batangas 2nd District Engineering Office	23,001,000	23,001,000
Cavite 2nd District Engineering Office	37,761,000	37,761,000
Cavite District Engineering Office	40,608,000	40,608,000
Cavite Third District Engineering Office	18,271,000	18,271,000
Laguna 3rd District Engineering Office	5,000,000	5,000,000
Quezon 4th District Engineering Office	4,693,000	4,693,000
Rizal 2nd District Engineering Office	30,000,000	30,000,000
Region V - Bicol	78,906,000	78,906,000

Albay 2nd District Engineering Office	7,500,000	7,500,000
Camarines Norte District Engineering Office	11,475,000	11,475,000
Camarines Sur 3rd District Engineering Office	37,657,000	37,657,000
Catanduanes District Engineering Office	22,274,000	22,274,000
Region VI - Western Visayas	193,988,000	193,988,000

Bacolod City District Engineering Office	7,300,000	7,300,000
Capiz 2nd District Engineering Office	10,640,000	10,640,000
Iloilo 1st District Engineering Office	17,252,000	17,252,000
Iloilo 2nd District Engineering Office	52,208,000	52,208,000
Iloilo 3rd District Engineering Office	26,665,000	26,665,000
Iloilo 4th District Engineering Office	22,973,000	22,973,000
Negros Occidental 4th District Engineering Office	56,950,000	56,950,000

66	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region VII - Central Visayas	51,784,000	51,784,000

Bohol 1st District Engineering Office	20,784,000	20,784,000
Cebu 3rd District Engineering Office	9,000,000	9,000,000
Cebu 5th District Engineering Office	12,000,000	12,000,000
Negros Oriental 3rd District Engineering Office	10,000,000	10,000,000
Region VIII - Eastern Visayas	142,460,000	142,460,000

Eastern Samar District Engineering Office	18,000,000	18,000,000
Leyte 1st District Engineering Office	17,500,000	17,500,000
Northern Samar 1st District Engineering Office	15,956,000	15,956,000
Samar 1st District Engineering Office	50,000,000	50,000,000
Tacloban City District Engineering Office	41,004,000	41,004,000
Region X - Northern Mindanao	114,034,000	114,034,000

Bukidnon 1st District Engineering Office	20,000,000	20,000,000
Bukidnon 2nd District Engineering Office	26,444,000	26,444,000
Lanao del Norte 1st District Engineering Office	67,590,000	67,590,000
NETWORK DEVELOPMENT PROGRAM	126,950,442,000	126,950,442,000

Road Widening - Primary Roads	10,320,632,000	10,320,632,000

Road Widening of Primary Roads	10,320,632,000	10,320,632,000

National Capital Region (NCR)	7,356,900,000	7,356,900,000

Central Office	7,356,900,000	7,356,900,000
Region I - Ilocos	358,870,000	358,870,000

Ilocos Norte 1st District Engineering Office	220,000,000	220,000,000
Ilocos Norte 2nd District Engineering Office	22,570,000	22,570,000

JANUARY 3, 2022	OFFICIAL GAZETTE	67
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Ilocos Sur 2nd District Engineering Office	115,000,000	115,000,000
Pangasinan 4th District Engineering Office	1,300,000	1,300,000
Cordillera Administrative Region (CAR)	47,975,000	47,975,000

Lower Kalinga District Engineering Office	47,975,000	47,975,000
Region II - Cagayan Valley	317,315,000	317,315,000

Cagayan 2nd District Engineering Office	84,509,000	84,509,000
Cagayan 3rd District Engineering Office	44,431,000	44,431,000
Isabela 1st District Engineering Office	49,320,000	49,320,000
Isabela 3rd District Engineering Office	52,604,000	52,604,000
Isabela 4th District Engineering Office	45,878,000	45,878,000
Nueva Vizcaya 2nd District Engineering Office	40,573,000	40,573,000
Region III - Central Luzon	122,150,000	122,150,000

Nueva Ecija 1st District Engineering Office	30,300,000	30,300,000
Nueva Ecija 2nd District Engineering Office	45,000,000	45,000,000
Pampanga 1st District Engineering Office	44,550,000	44,550,000
Zambales 2nd District Engineering Office	2,300,000	2,300,000
Region IVA - CALABARZON	160,110,000	160,110,000

Cavite District Engineering Office	61,182,000	61,182,000
Cavite Third District Engineering Office	15,000,000	15,000,000
Laguna 1st District Engineering Office	18,824,000	18,824,000
Laguna 3rd District Engineering Office	6,604,000	6,604,000

68	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Quezon 2nd District Engineering Office	38,500,000	38,500,000
Quezon 4th District Engineering Office	20,000,000	20,000,000
Region V - Bicol	63,213,000	63,213,000

Camarines Norte District Engineering Office	30,128,000	30,128,000
Camarines Sur 2nd District Engineering Office	33,085,000	33,085,000
Region VI - Western Visayas	93,589,000	93,589,000

Capiz 2nd District Engineering Office	39,509,000	39,509,000
Negros Occidental 2nd District Engineering Office	25,000,000	25,000,000
Negros Occidental 3rd District Engineering Office	29,080,000	29,080,000
Region VII - Central Visayas	228,277,000	228,277,000

Cebu 2nd District Engineering Office	68,166,000	68,166,000
Cebu 4th District Engineering Office	34,135,000	34,135,000
Negros Oriental 1st District Engineering Office	93,777,000	93,777,000
Negros Oriental 3rd District Engineering Office	32,199,000	32,199,000
Region VIII - Eastern Visayas	379,908,000	379,908,000

Leyte 1st District Engineering Office	12,036,000	12,036,000
Leyte 2nd District Engineering Office	130,000,000	130,000,000
Leyte 5th District Engineering Office	34,359,000	34,359,000
Northern Samar 1st District Engineering Office	6,593,000	6,593,000
Samar 1st District Engineering Office	50,000,000	50,000,000
Samar 2nd District Engineering Office	106,000,000	106,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	69
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Southern Leyte District Engineering Office	40,920,000	40,920,000
Region IX - Zamboanga Peninsula	150,949,000	150,949,000

Zamboanga City District Engineering Office	25,000,000	25,000,000
Zamboanga del Norte 2nd District Engineering Office	23,064,000	23,064,000
Zamboanga del Sur 1st District Engineering Office	30,000,000	30,000,000
Zamboanga del Sur 2nd District Engineering Office	50,000,000	50,000,000
Zamboanga Sibugay 2nd District Engineering Office	22,885,000	22,885,000
Region X - Northern Mindanao	528,006,000	528,006,000

Bukidnon 1st District Engineering Office	143,696,000	143,696,000
Bukidnon 2nd District Engineering Office	10,630,000	10,630,000
Bukidnon 3rd District Engineering Office	10,881,000	10,881,000
Lanao del Norte 1st District Engineering Office	94,885,000	94,885,000
Lanao del Norte 2nd District Engineering Office	45,595,000	45,595,000
Misamis Occidental 2nd District Engineering Office	100,000,000	100,000,000
Misamis Oriental 1st District Engineering Office	71,463,000	71,463,000
Misamis Oriental 2nd District Engineering Office	50,856,000	50,856,000
Region XI - Davao	102,702,000	102,702,000

Davao City District Engineering Office	29,288,000	29,288,000
Davao del Sur District Engineering Office	73,414,000	73,414,000
Region XII - SOCCSKSARGEN	207,088,000	207,088,000

Cotabato 3rd District Engineering Office	63,405,000	63,405,000

70	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

South Cotabato 2nd District Engineering Office	94,000,000	94,000,000
Sultan Kudarat 1st District Engineering Office	49,683,000	49,683,000
Region XIII - Caraga	203,580,000	203,580,000

Agusan del Norte District Engineering Office	102,500,000	102,500,000
Agusan del Sur 1st District Engineering Office	50,000,000	50,000,000
Agusan del Sur 2nd District Engineering Office	31,080,000	31,080,000
Butuan City District Engineering Office	20,000,000	20,000,000
Road Widening - Secondary Roads	15,470,271,000	15,470,271,000

Road Widening of Secondary Roads	15,470,271,000	15,470,271,000

National Capital Region (NCR)	10,164,308,000	10,164,308,000

Central Office	10,164,308,000	10,164,308,000
Region I - Ilocos	329,905,000	329,905,000

La Union 1st District Engineering Office	12,000,000	12,000,000
Pangasinan 1st District Engineering Office	70,000,000	70,000,000
Pangasinan 2nd District Engineering Office	15,871,000	15,871,000
Pangasinan 3rd District Engineering Office	43,547,000	43,547,000
Pangasinan 4th District Engineering Office	188,487,000	188,487,000
Cordillera Administrative Region (CAR)	36,429,000	36,429,000

Baguio City District Engineering Office	36,429,000	36,429,000
Region II - Cagayan Valley	173,122,000	173,122,000

Cagayan 1st District Engineering Office	41,122,000	41,122,000
Quirino District Engineering Office	132,000,000	132,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	71
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region III - Central Luzon	302,421,000	302,421,000

Bataan 2nd District Engineering Office	100,000,000	100,000,000
Nueva Ecija 2nd District Engineering Office	50,000,000	50,000,000
Pampanga 3rd District Engineering Office	35,115,000	35,115,000
Tarlac 2nd District Engineering Office	12,500,000	12,500,000
Zambales 1st District Engineering Office	62,500,000	62,500,000
Zambales 2nd District Engineering Office	42,306,000	42,306,000
Region IVA - CALABARZON	396,910,000	396,910,000

Batangas 3rd District Engineering Office	70,000,000	70,000,000
Batangas 4th District Engineering Office	48,934,000	48,934,000
Cavite 2nd District Engineering Office	44,900,000	44,900,000
Cavite District Engineering Office	7,464,000	7,464,000
Cavite Third District Engineering Office	33,834,000	33,834,000
Laguna 1st District Engineering Office	50,000,000	50,000,000
Quezon 2nd District Engineering Office	141,778,000	141,778,000
Region IVB - MIMAROPA	733,946,000	733,946,000

Marinduque District Engineering Office	30,000,000	30,000,000
Mindoro Occidental District Engineering Office	180,000,000	180,000,000
Mindoro Oriental District Engineering Office	35,475,000	35,475,000
Palawan 2nd District Engineering Office	50,000,000	50,000,000
Palawan 3rd District Engineering Office	315,764,000	315,764,000

72	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Southern Mindoro District Engineering Office	122,707,000	122,707,000
Region V - Bicol	312,934,000	312,934,000

Albay 1st District Engineering Office	30,339,000	30,339,000
Albay 3rd District Engineering Office	44,226,000	44,226,000
Camarines Sur 4th District Engineering Office	26,000,000	26,000,000
Masbate 2nd District Engineering Office	37,983,000	37,983,000
Masbate 3rd District Engineering Office	174,386,000	174,386,000
Region VI - Western Visayas	1,018,113,000	1,018,113,000

Aklan District Engineering Office	81,756,000	81,756,000
Antique District Engineering Office	82,902,000	82,902,000
Capiz 1st District Engineering Office	111,864,000	111,864,000
Guimaras District Engineering Office	30,053,000	30,053,000
Iloilo 1st District Engineering Office	51,644,000	51,644,000
Iloilo 2nd District Engineering Office	262,043,000	262,043,000
Iloilo 3rd District Engineering Office	88,738,000	88,738,000
Iloilo 4th District Engineering Office	98,270,000	98,270,000
Negros Occidental 1st District Engineering Office	57,063,000	57,063,000
Negros Occidental 2nd District Engineering Office	50,000,000	50,000,000
Negros Occidental 3rd District Engineering Office	49,738,000	49,738,000
Negros Occidental 4th District Engineering Office	54,042,000	54,042,000

JANUARY 3, 2022	OFFICIAL GAZETTE	73
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region VII - Central Visayas	53,983,000	53,983,000

Cebu 6th District Engineering Office	28,983,000	28,983,000
Negros Oriental 3rd District Engineering Office	25,000,000	25,000,000
Region VIII - Eastern Visayas	1,073,528,000	1,073,528,000

Biliran District Engineering Office	464,750,000	464,750,000
Eastern Samar District Engineering Office	75,000,000	75,000,000
Leyte 3rd District Engineering Office	180,000,000	180,000,000
Leyte 4th District Engineering Office	60,000,000	60,000,000
Northern Samar 1st District Engineering Office	168,778,000	168,778,000
Northern Samar 2nd District Engineering Office	100,000,000	100,000,000
Samar 1st District Engineering Office	25,000,000	25,000,000
Region X - Northern Mindanao	306,287,000	306,287,000

Bukidnon 1st District Engineering Office	78,471,000	78,471,000
Bukidnon 2nd District Engineering Office	50,000,000	50,000,000
Cagayan de Oro City 1st District Engineering Office	3,493,000	3,493,000
Misamis Occidental District Engineering Office	100,000,000	100,000,000
Misamis Oriental 1st District Engineering Office	44,323,000	44,323,000
Misamis Oriental 2nd District Engineering Office	30,000,000	30,000,000
Region XI - Davao	334,993,000	334,993,000

Davao de Oro District Engineering Office	99,999,000	99,999,000
Davao City District Engineering Office	25,000,000	25,000,000

74	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Davao Oriental 1st District Engineering Office	159,994,000	159,994,000
Davao Oriental 2nd District Engineering Office	50,000,000	50,000,000
Region XII - SOCCSKSARGEN	87,348,000	87,348,000

Cotabato 1st District Engineering Office	25,441,000	25,441,000
Sultan Kudarat 1st District Engineering Office	11,907,000	11,907,000
Sultan Kudarat 2nd District Engineering Office	50,000,000	50,000,000
Region XIII - Caraga	146,044,000	146,044,000

Surigao del Norte 2nd District Engineering Office	31,369,000	31,369,000
Surigao del Sur 1st District Engineering Office	35,000,000	35,000,000
Surigao del Sur 2nd District Engineering Office	79,675,000	79,675,000
Road Widening - Tertiary Roads	6,182,660,000	6,182,660,000

Road Widening of Tertiary Roads	6,182,660,000	6,182,660,000

National Capital Region (NCR)	3,302,225,000	3,302,225,000

Central Office	3,302,225,000	3,302,225,000
Region I - Ilocos	39,014,000	39,014,000

Ilocos Norte 1st District Engineering Office	29,014,000	29,014,000
Pangasinan 3rd District Engineering Office	10,000,000	10,000,000
Cordillera Administrative Region (CAR)	15,000,000	15,000,000

Baguio City District Engineering Office	15,000,000	15,000,000
Region II - Cagayan Valley	110,174,000	110,174,000

Isabela 3rd District Engineering Office	26,600,000	26,600,000
Isabela 4th District Engineering Office	19,051,000	19,051,000
Quirino District Engineering Office	64,523,000	64,523,000

JANUARY 3, 2022	OFFICIAL GAZETTE	75
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region III - Central Luzon	316,840,000	316,840,000

Bulacan 2nd District Engineering Office	146,430,000	146,430,000
Nueva Ecija 1st District Engineering Office	9,300,000	9,300,000
Pampanga 1st District Engineering Office	50,000,000	50,000,000
Tarlac District Engineering Office	111,110,000	111,110,000
Region IVA - CALABARZON	757,659,000	757,659,000

Batangas 3rd District Engineering Office	197,000,000	197,000,000
Cavite District Engineering Office	180,920,000	180,920,000
Laguna 1st District Engineering Office	71,706,000	71,706,000
Quezon 2nd District Engineering Office	90,000,000	90,000,000
Rizal 1st District Engineering Office	163,033,000	163,033,000
Rizal 2nd District Engineering Office	55,000,000	55,000,000
Region IVB - MIMAROPA	93,637,000	93,637,000

Mindoro Oriental District Engineering Office	53,925,000	53,925,000
Palawan 2nd District Engineering Office	39,712,000	39,712,000
Region V - Bicol	136,600,000	136,600,000

Albay 1st District Engineering Office	25,000,000	25,000,000
Camarines Sur 1st District Engineering Office	111,600,000	111,600,000
Region VI - Western Visayas	152,210,000	152,210,000

Capiz 1st District Engineering Office	10,000,000	10,000,000
Capiz 2nd District Engineering Office	38,305,000	38,305,000
Iloilo 2nd District Engineering Office	94,000,000	94,000,000

76	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Negros Occidental 1st District Engineering Office	9,905,000	9,905,000
Region VII - Central Visayas	81,149,000	81,149,000

Bohol 1st District Engineering Office	25,000,000	25,000,000
Cebu 6th District Engineering Office	31,149,000	31,149,000
Negros Oriental 3rd District Engineering Office	25,000,000	25,000,000
Region VIII - Eastern Visayas	384,660,000	384,660,000

Eastern Samar District Engineering Office	20,000,000	20,000,000
Leyte 1st District Engineering Office	164,660,000	164,660,000
Leyte 2nd District Engineering Office	70,000,000	70,000,000
Leyte 4th District Engineering Office	25,000,000	25,000,000
Northern Samar 1st District Engineering Office	35,000,000	35,000,000
Northern Samar 2nd District Engineering Office	40,000,000	40,000,000
Samar 2nd District Engineering Office	30,000,000	30,000,000
Region IX - Zamboanga Peninsula	60,000,000	60,000,000

Zamboanga del Sur 1st District Engineering Office	10,000,000	10,000,000
Zamboanga del Sur 2nd District Engineering Office	50,000,000	50,000,000
Region X - Northern Mindanao	293,625,000	293,625,000

Bukidnon 1st District Engineering Office	73,625,000	73,625,000
Bukidnon 2nd District Engineering Office	70,000,000	70,000,000
Bukidnon 3rd District Engineering Office	100,000,000	100,000,000
Misamis Occidental 2nd District Engineering Office	50,000,000	50,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	77
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region XI - Davao	57,346,000	57,346,000

Davao de Oro District Engineering Office	8,564,000	8,564,000
Davao City District Engineering Office	48,782,000	48,782,000
Region XII - SOCCSKSARGEN	232,470,000	232,470,000

Cotabato 2nd District Engineering Office	50,000,000	50,000,000
Cotabato 3rd District Engineering Office	143,470,000	143,470,000
South Cotabato 2nd District Engineering Office	39,000,000	39,000,000
Region XIII - Caraga	150,051,000	150,051,000

Butuan City District Engineering Office	22,000,000	22,000,000
Surigao del Norte 1st District Engineering Office (formerly Surigao del Norte 2nd District Engineering Office)	128,051,000	128,051,000
Construction of By-Pass and Diversion Roads	56,507,898,000	56,507,898,000

Construction of By-Pass and Diversion Roads	52,637,716,000	52,637,716,000

National Capital Region (NCR)	47,278,595,000	47,278,595,000

Central Office	47,278,595,000	47,278,595,000
Region I - Ilocos	15,000,000	15,000,000

Pangasinan 3rd District Engineering Office	15,000,000	15,000,000
Cordillera Administrative Region (CAR)	123,000,000	123,000,000

Baguio City District Engineering Office	123,000,000	123,000,000
Region II - Cagayan Valley	347,850,000	347,850,000

Cagayan 1st District Engineering Office	50,000,000	50,000,000
Cagayan 2nd District Engineering Office	65,000,000	65,000,000
Cagayan 3rd District Engineering Office	50,000,000	50,000,000
Isabela 2nd District Engineering Office	80,000,000	80,000,000

78	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Isabela 3rd District Engineering Office	83,300,000	83,300,000
Isabela 4th District Engineering Office	19,550,000	19,550,000
Region III - Central Luzon	511,000,000	511,000,000

Bulacan 1st District Engineering Office	100,000,000	100,000,000
Nueva Ecija 1st District Engineering Office	185,000,000	185,000,000
Pampanga 1st District Engineering Office	40,000,000	40,000,000
Tarlac District Engineering Office	186,000,000	186,000,000
Region IVA - CALABARZON	830,041,000	830,041,000

Batangas 3rd District Engineering Office	45,191,000	45,191,000
Batangas 4th District Engineering Office	50,000,000	50,000,000
Cavite 2nd District Engineering Office	38,600,000	38,600,000
Cavite District Engineering Office	140,000,000	140,000,000
Cavite Third District Engineering Office	30,000,000	30,000,000
Quezon 1st District Engineering Office	291,000,000	291,000,000
Quezon 3rd District Engineering Office	80,000,000	80,000,000
Quezon 4th District Engineering Office	65,250,000	65,250,000
Rizal 1st District Engineering Office	40,000,000	40,000,000
Rizal 2nd District Engineering Office	50,000,000	50,000,000
Region IVB - MIMAROPA	15,000,000	15,000,000

Palawan 3rd District Engineering Office	15,000,000	15,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	79
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region V - Bicol	311,500,000	311,500,000

Albay 1st District Engineering Office	100,000,000	100,000,000
Camarines Sur 4th District Engineering Office	100,000,000	100,000,000
Camarines Sur 5th District Engineering Office	100,000,000	100,000,000
Sorsogon District Engineering Office	11,500,000	11,500,000
Region VI - Western Visayas	345,548,000	345,548,000

Aklan District Engineering Office	15,000,000	15,000,000
Capiz 1st District Engineering Office	135,548,000	135,548,000
Capiz 2nd District Engineering Office	50,000,000	50,000,000
Iloilo 2nd District Engineering Office	125,000,000	125,000,000
Iloilo 3rd District Engineering Office	20,000,000	20,000,000
Region VII - Central Visayas	250,000,000	250,000,000

Cebu 2nd District Engineering Office	50,000,000	50,000,000
Cebu 3rd District Engineering Office	50,000,000	50,000,000
Cebu 5th District Engineering Office	50,000,000	50,000,000
Cebu City District Engineering Office	50,000,000	50,000,000
Negros Oriental 2nd District Engineering Office	50,000,000	50,000,000
Region VIII - Eastern Visayas	470,000,000	470,000,000

Biliran District Engineering Office	80,000,000	80,000,000
Eastern Samar District Engineering Office	50,000,000	50,000,000
Leyte 2nd District Engineering Office	50,000,000	50,000,000

80	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Leyte 5th District Engineering Office	150,000,000	150,000,000
Northern Samar 2nd District Engineering Office	40,000,000	40,000,000
Samar 1st District Engineering Office	100,000,000	100,000,000
Region IX - Zamboanga Peninsula	1,140,182,000	1,140,182,000

Isabela City District Engineering Office	50,000,000	50,000,000
Zamboanga City District Engineering Office	223,000,000	223,000,000
Zamboanga del Norte 2nd District Engineering Office	80,000,000	80,000,000
Zamboanga del Norte 3rd District Engineering Office	127,182,000	127,182,000
Zamboanga del Sur 1st District Engineering Office	260,000,000	260,000,000
Zamboanga del Sur 2nd District Engineering Office	150,000,000	150,000,000
Zamboanga Sibugay 1st District Engineering Office	200,000,000	200,000,000
Zamboanga Sibugay 2nd District Engineering Office	50,000,000	50,000,000
Region X - Northern Mindanao	660,000,000	660,000,000

Regional Office X	50,000,000	50,000,000
Bukidnon 2nd District Engineering Office	50,000,000	50,000,000
Cagayan de Oro City 1st District Engineering Office	100,000,000	100,000,000
Cagayan de Oro City 2nd District Engineering Office	50,000,000	50,000,000
Misamis Occidental 2nd District Engineering Office	310,000,000	310,000,000
Misamis Oriental 2nd District Engineering Office	100,000,000	100,000,000
Region XI - Davao	150,000,000	150,000,000

Davao Occidental District Engineering Office	100,000,000	100,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	81
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Davao Oriental 1st District Engineering Office	50,000,000	50,000,000
Region XIII - Caraga	190,000,000	190,000,000

Agusan del Sur 1st District Engineering Office	50,000,000	50,000,000
Agusan del Sur 2nd District Engineering Office	110,000,000	110,000,000
Butuan City District Engineering Office	30,000,000	30,000,000
Project(s)
Foreign - Assisted Project(s)	3,870,182,000	3,870,182,000

Central Luzon Link Expressway (CLLEX), Phase I, La Paz, Tarlac to Cabanatuan City, JICA, PH - P249	150,000,000	150,000,000

Loan Proceeds	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
GOP Counterpart	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000
Davao City By-Pass Construction Project (South and Center Sections), JICA, PH-P261	2,089,091,000	2,089,091,000

Loan Proceeds	1,099,567,000	1,099,567,000

National Capital Region (NCR)	1,099,567,000	1,099,567,000

Central Office	1,099,567,000	1,099,567,000
GOP Counterpart	989,524,000	989,524,000

National Capital Region (NCR)	989,524,000	989,524,000

Central Office	989,524,000	989,524,000
Arterial Road Bypass Construction Project, Phase III JICA - PH-P266	150,000,000	150,000,000

Loan Proceeds	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
GOP Counterpart	50,000,000	50,000,000

82	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000
Philippines-Korea Project Preparation Facility (PK-PPF)	88,489,000	88,489,000

Loan Proceeds	48,230,000	48,230,000

National Capital Region (NCR)	48,230,000	48,230,000

Central Office	48,230,000	48,230,000
GOP Counterpart	40,259,000	40,259,000

National Capital Region (NCR)	40,259,000	40,259,000

Central Office	40,259,000	40,259,000
Cebu-Mactan Bridge and Coastal Road Construction Project	50,000,000	50,000,000

GOP Counterpart	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000
Panay-Guimaras-Negros (PGN) Island Bridges Project	50,000,000	50,000,000

GOP Counterpart	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000
Dalton Pass East Alignment Road Project (East Dalton Bypass Project) - JICA	5,000,000	5,000,000

GOP Counterpart	5,000,000	5,000,000

National Capital Region (NCR)	5,000,000	5,000,000

Central Office	5,000,000	5,000,000
Davao City Expressway Project	50,000,000	50,000,000

GOP Counterpart	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000
Bataan-Cavite Interlink Bridge Project	50,000,000	50,000,000

GOP Counterpart	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	83
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Laguna-Lakeshore Road Network Project	50,000,000	50,000,000

GOP Counterpart	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000
Infrastructure Preparation and Innovation Facility (IPIF), Additional Financing, ADB Loan No. 3886 - PHI	200,000,000	200,000,000

Loan Proceeds	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
GOP Counterpart	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
Capas-Botolan Road Project, Capas, Tarlac and Botolan, Zambales, Region III	11,315,000	11,315,000

GOP Counterpart	11,315,000	11,315,000

National Capital Region (NCR)	11,315,000	11,315,000

Central Office	11,315,000	11,315,000
Panglao Island-Tagbilaran City Bridge Offshore Connector, Main Bridge and Dupinga Bridge	10,000,000	10,000,000

GOP Counterpart	10,000,000	10,000,000

National Capital Region (NCR)	10,000,000	10,000,000

Central Office	10,000,000	10,000,000
Davao By-Pass Construction Project, Package I (South and Center Sections), JICA, PH-P273	916,287,000	916,287,000

Loan Proceeds	717,136,000	717,136,000

National Capital Region (NCR)	717,136,000	717,136,000

Central Office	717,136,000	717,136,000
GOP Counterpart	199,151,000	199,151,000

National Capital Region (NCR)	199,151,000	199,151,000

Central Office	199,151,000	199,151,000
Construction of Missing Links/New Roads	27,408,701,000	27,408,701,000

Construction of Missing Links/New Roads	27,108,701,000	27,108,701,000

84	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

National Capital Region (NCR)	25,026,340,000	25,026,340,000

Central Office	25,026,340,000	25,026,340,000
Region I - Ilocos	90,000,000	90,000,000

Ilocos Sur 2nd District Engineering Office	90,000,000	90,000,000
Cordillera Administrative Region (CAR)	354,861,000	354,861,000

Abra District Engineering Office	32,861,000	32,861,000
Apayao 1st District Engineering Office	60,000,000	60,000,000
Apayao 2nd District Engineering Office	112,000,000	112,000,000
Mountain Province 2nd District Engineering Office	35,000,000	35,000,000
Mountain Province First District Engineering Office	75,000,000	75,000,000
Upper Kalinga District Engineering Office	40,000,000	40,000,000
Region II - Cagayan Valley	327,500,000	327,500,000

Batanes District Engineering Office	100,000,000	100,000,000
Isabela 3rd District Engineering Office	115,000,000	115,000,000
Quirino District Engineering Office	112,500,000	112,500,000
Region IVA - CALABARZON	545,000,000	545,000,000

Quezon 1st District Engineering Office	200,000,000	200,000,000
Quezon 2nd District Engineering Office	285,000,000	285,000,000
Quezon 3rd District Engineering Office	30,000,000	30,000,000
Quezon 4th District Engineering Office	30,000,000	30,000,000
Region IVB - MIMAROPA	240,000,000	240,000,000

Mindoro Occidental District Engineering Office	240,000,000	240,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	85
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region V - Bicol	90,000,000	90,000,000

Masbate 1st District Engineering Office	90,000,000	90,000,000
Region VIII - Eastern Visayas	235,000,000	235,000,000

Eastern Samar District Engineering Office	35,000,000	35,000,000
Leyte 2nd District Engineering Office	100,000,000	100,000,000
Leyte 4th District Engineering Office	50,000,000	50,000,000
Southern Leyte District Engineering Office	50,000,000	50,000,000
Region IX - Zamboanga Peninsula	100,000,000	100,000,000

Zamboanga del Sur 2nd District Engineering Office	100,000,000	100,000,000
Region X - Northern Mindanao	50,000,000	50,000,000

Bukidnon 1st District Engineering Office	50,000,000	50,000,000
Region XIII - Caraga	50,000,000	50,000,000

Surigao del Norte 2nd District Engineering Office	50,000,000	50,000,000
Project(s)
Foreign - Assisted Project(s)	300,000,000	300,000,000

Improving Growth Corridors in Mindanao Road Sector Project	200,000,000	200,000,000

Loan Proceeds	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
GOP Counterpart	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
Infrastructure Preparation and Innovation Facility (IPIF), Output 1 (Roads and Bridges), ADB, Technical Assistance Loan (Loan No. 3589-PHI)	100,000,000	100,000,000

86	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Loan Proceeds	60,000,000	60,000,000

National Capital Region (NCR)	60,000,000	60,000,000

Central Office	60,000,000	60,000,000
GOP Counterpart	40,000,000	40,000,000

National Capital Region (NCR)	40,000,000	40,000,000

Central Office	40,000,000	40,000,000
Construction of Flyovers/Interchanges/ Underpasses/Long Span Bridges	3,827,698,000	3,827,698,000

Construction of Flyovers/Interchanges/ Underpasses/Long Span Bridges	3,777,260,000	3,777,260,000

National Capital Region (NCR)	3,747,260,000	3,747,260,000

Central Office	3,747,260,000	3,747,260,000
Region III - Central Luzon	30,000,000	30,000,000

Bulacan 1st District Engineering Office	30,000,000	30,000,000
Project(s)
Foreign - Assisted Project(s)	50,438,000	50,438,000

Metro Manila Interchange Construction Project, Phase VI (JICA, PH - P258)	50,438,000	50,438,000

Loan Proceeds	46,602,000	46,602,000

National Capital Region (NCR)	46,602,000	46,602,000

Central Office	46,602,000	46,602,000
GOP Counterpart	3,836,000	3,836,000

National Capital Region (NCR)	3,836,000	3,836,000

Central Office	3,836,000	3,836,000
Off-Carriageway Improvement - Primary Roads	1,196,997,000	1,196,997,000

Off-Carriageway Improvement of Primary Roads	1,196,997,000	1,196,997,000

National Capital Region (NCR)	571,900,000	571,900,000

Central Office	571,900,000	571,900,000
Region I - Ilocos	74,544,000	74,544,000

Ilocos Norte 1st District Engineering Office	20,000,000	20,000,000
La Union 1st District Engineering Office	30,000,000	30,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	87
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Pangasinan 3rd District Engineering Office	24,544,000	24,544,000
Region III - Central Luzon	40,781,000	40,781,000

Bataan 1st District Engineering Office	11,194,000	11,194,000
Nueva Ecija 1st District Engineering Office	7,410,000	7,410,000
Nueva Ecija 2nd District Engineering Office	10,000,000	10,000,000
Tarlac 2nd District Engineering Office	12,177,000	12,177,000
Region IVA - CALABARZON	209,696,000	209,696,000

Cavite District Engineering Office	17,177,000	17,177,000
Laguna 1st District Engineering Office	10,000,000	10,000,000
Laguna 2nd District Engineering Office	132,431,000	132,431,000
Laguna 3rd District Engineering Office	27,088,000	27,088,000
Quezon 2nd District Engineering Office	23,000,000	23,000,000
Region V - Bicol	5,543,000	5,543,000

Sorsogon District Engineering Office	5,543,000	5,543,000
Region VII - Central Visayas	26,613,000	26,613,000

Cebu 5th District Engineering Office	3,000,000	3,000,000
Cebu 6th District Engineering Office	23,613,000	23,613,000
Region VIII - Eastern Visayas	61,000,000	61,000,000

Leyte 4th District Engineering Office	30,000,000	30,000,000
Samar 1st District Engineering Office	20,000,000	20,000,000
Tacloban City District Engineering Office	11,000,000	11,000,000

88	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region X - Northern Mindanao	107,993,000	107,993,000

Cagayan de Oro City 1st District Engineering Office	20,000,000	20,000,000
Cagayan de Oro City 2nd District Engineering Office	9,995,000	9,995,000
Lanao del Norte 1st District Engineering Office	77,998,000	77,998,000
Region XI - Davao	34,848,000	34,848,000

Davao City 2nd District Engineering Office	4,848,000	4,848,000
Davao City District Engineering Office	30,000,000	30,000,000
Region XII - SOCCSKSARGEN	54,037,000	54,037,000

South Cotabato District Engineering Office	29,037,000	29,037,000
Sultan Kudarat 1st District Engineering Office	25,000,000	25,000,000
Region XIII - Caraga	10,042,000	10,042,000

Agusan del Norte District Engineering Office	10,042,000	10,042,000
Off-Carriageway Improvement - Secondary Roads	2,619,775,000	2,619,775,000

Off-Carriageway Improvement of Secondary Roads	2,619,775,000	2,619,775,000

National Capital Region (NCR)	1,265,613,000	1,265,613,000

Central Office	1,265,613,000	1,265,613,000
Region I - Ilocos	25,000,000	25,000,000

Ilocos Norte 2nd District Engineering Office	20,000,000	20,000,000
Pangasinan 2nd District Engineering Office	5,000,000	5,000,000
Cordillera Administrative Region (CAR)	129,118,000	129,118,000

Benguet 2nd District Engineering Office	55,000,000	55,000,000
Ifugao 1st District Engineering Office	20,000,000	20,000,000
Ifugao 2nd District Engineering Office	23,309,000	23,309,000

JANUARY 3, 2022	OFFICIAL GAZETTE	89
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Mountain Province First District Engineering Office	30,809,000	30,809,000
Region II - Cagayan Valley	3,458,000	3,458,000

Quirino District Engineering Office	3,458,000	3,458,000
Region III - Central Luzon	161,729,000	161,729,000

Aurora District Engineering Office	72,747,000	72,747,000
Bataan 1st District Engineering Office	20,000,000	20,000,000
Bataan 2nd District Engineering Office	37,269,000	37,269,000
Nueva Ecija 2nd District Engineering Office	31,713,000	31,713,000
Region IVA - CALABARZON	193,010,000	193,010,000

Batangas 1st District Engineering Office	10,000,000	10,000,000
Batangas 3rd District Engineering Office	29,112,000	29,112,000
Cavite District Engineering Office	7,445,000	7,445,000
Cavite Third District Engineering Office	1,391,000	1,391,000
Quezon 2nd District Engineering Office	43,000,000	43,000,000
Quezon 3rd District Engineering Office	102,062,000	102,062,000
Region IVB - MIMAROPA	44,811,000	44,811,000

Marinduque District Engineering Office	25,920,000	25,920,000
Mindoro Oriental District Engineering Office	6,891,000	6,891,000
Palawan 2nd District Engineering Office	12,000,000	12,000,000
Region V - Bicol	111,688,000	111,688,000

Albay 2nd District Engineering Office	39,284,000	39,284,000
Camarines Sur 4th District Engineering Office	15,000,000	15,000,000

90	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Catanduanes District Engineering Office	15,000,000	15,000,000
Masbate 1st District Engineering Office	7,404,000	7,404,000
Sorsogon 2nd District Engineering Office	35,000,000	35,000,000
Region VI - Western Visayas	106,358,000	106,358,000

Aklan District Engineering Office	42,517,000	42,517,000
Guimaras District Engineering Office	28,407,000	28,407,000
Iloilo 3rd District Engineering Office	24,810,000	24,810,000
Iloilo City District Engineering Office	10,624,000	10,624,000
Region VII - Central Visayas	25,000,000	25,000,000

Bohol 1st District Engineering Office	25,000,000	25,000,000
Region VIII - Eastern Visayas	159,533,000	159,533,000

Eastern Samar District Engineering Office	32,906,000	32,906,000
Leyte 4th District Engineering Office	9,001,000	9,001,000
Northern Samar 2nd District Engineering Office	9,645,000	9,645,000
Samar 1st District Engineering Office	20,000,000	20,000,000
Southern Leyte District Engineering Office	87,981,000	87,981,000
Region X - Northern Mindanao	31,661,000	31,661,000

Cagayan de Oro City 1st Engineering Office	31,661,000	31,661,000
Region XI - Davao	158,834,000	158,834,000

Davao City District Engineering Office	49,711,000	49,711,000
Davao Occidental District Engineering Office	109,123,000	109,123,000

JANUARY 3, 2022	OFFICIAL GAZETTE	91
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region XII - SOCCSKSARGEN	90,000,000	90,000,000

South Cotabato District Engineering Office	90,000,000	90,000,000
Region XIII - Caraga	113,962,000	113,962,000

Agusan del Norte District Engineering Office	17,953,000	17,953,000
Butuan City District Engineering Office	8,000,000	8,000,000
Dinagat Islands District Engineering Office	63,009,000	63,009,000
Surigao del Sur 2nd District Engineering Office	25,000,000	25,000,000
Off-Carriageway Improvement - Tertiary Roads	1,555,401,000	1,555,401,000

Off-Carriageway Improvement of Tertiary Roads	1,555,401,000	1,555,401,000

National Capital Region (NCR)	436,335,000	436,335,000

Central Office	416,335,000	416,335,000
South Manila District Engineering Office	20,000,000	20,000,000
Region I - Ilocos	35,000,000	35,000,000

Ilocos Norte 2nd District Engineering Office	35,000,000	35,000,000
Cordillera Administrative Region (CAR)	147,669,000	147,669,000

Apayao 1st District Engineering Office	12,760,000	12,760,000
Benguet 1st District Engineering Office	33,000,000	33,000,000
Benguet 2nd District Engineering Office	33,500,000	33,500,000
Ifugao 1st District Engineering Office	25,253,000	25,253,000
Ifugao 2nd District Engineering Office	43,156,000	43,156,000
Region II - Cagayan Valley	114,068,000	114,068,000

Batanes District Engineering Office	114,068,000	114,068,000
Region III - Central Luzon	112,538,000	112,538,000

Bataan 2nd District Engineering Office	50,000,000	50,000,000
Bulacan 1st District Engineering Office	8,100,000	8,100,000

92	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Nueva Ecija 1st District Engineering Office	33,357,000	33,357,000
Pampanga 2nd District Engineering Office	6,500,000	6,500,000
Pampanga 3rd District Engineering Office	14,581,000	14,581,000
Region IVA - CALABARZON	141,676,000	141,676,000

Batangas 4th District Engineering Office	23,000,000	23,000,000
Laguna 3rd District Engineering Office	86,236,000	86,236,000
Quezon 3rd District Engineering Office	32,440,000	32,440,000
Region IVB - MIMAROPA	18,559,000	18,559,000

Mindoro Occidental District Engineering Office	18,559,000	18,559,000
Region V - Bicol	196,771,000	196,771,000

Camarines Sur 2nd District Engineering Office	22,878,000	22,878,000
Camarines Sur 3rd District Engineering Office	55,000,000	55,000,000
Camarines Sur 4th District Engineering Office	23,893,000	23,893,000
Masbate 1st District Engineering Office	30,000,000	30,000,000
Sorsogon District Engineering Office	65,000,000	65,000,000
Region VI - Western Visayas	73,717,000	73,717,000

Bacolod City District Engineering Office	20,000,000	20,000,000
Iloilo 1st District Engineering Office	2,000,000	2,000,000
Iloilo 3rd District Engineering Office	25,000,000	25,000,000
Iloilo 4th District Engineering Office	26,717,000	26,717,000
Region VII - Central Visayas	120,778,000	120,778,000

Bohol 1st District Engineering Office	119,158,000	119,158,000

JANUARY 3, 2022	OFFICIAL GAZETTE	93
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Negros Oriental 3rd District Engineering Office	1,620,000	1,620,000
Region X - Northern Mindanao	48,750,000	48,750,000

Bukidnon 1st District Engineering Office	6,244,000	6,244,000
Cagayan de Oro City 1st District Engineering Office	20,000,000	20,000,000
Lanao del Norte 1st District Engineering Office	22,506,000	22,506,000
Region XI - Davao	80,540,000	80,540,000

Davao de Oro District Engineering Office	50,000,000	50,000,000
Davao Occidental District Engineering Office	30,540,000	30,540,000
Region XII - SOCCSKSARGEN	4,000,000	4,000,000

South Cotabato 2nd District Engineering Office	4,000,000	4,000,000
Region XIII - Caraga	25,000,000	25,000,000

Surigao del Norte 1st District Engineering Office (formerly Surigao del Norte 2nd District Engineering Office)	25,000,000	25,000,000
Paving of Unpaved Roads - Secondary Roads	610,467,000	610,467,000

Paving of Unpaved Roads of Secondary Roads	378,497,000	378,497,000

National Capital Region (NCR)	231,747,000	231,747,000

Central Office	231,747,000	231,747,000
Region V - Bicol	40,000,000	40,000,000

Catanduanes District Engineering Office	40,000,000	40,000,000
Region IX - Zamboanga Peninsula	106,750,000	106,750,000

Zamboanga del Norte 2nd District Engineering Office	106,750,000	106,750,000
Project(s)
Foreign - Assisted Project(s)	231,970,000	231,970,000

Samar Pacific Coastal Road (Palapag- Mapanas-Lapinig-Jipapad-Arteche-San Policarpio- Oras) Northern and Eastern Samar, Korean -EDCF, Loan No. PHL - 14	31,970,000	31,970,000

94	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

GOP Counterpart	31,970,000	31,970,000

National Capital Region (NCR)	31,970,000	31,970,000

Central Office	31,970,000	31,970,000
Road Network Development Project in Conflict-Affected Areas in Mindanao (RNDP-CAAM), JICA-Assisted	200,000,000	200,000,000

Loan Proceeds	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
GOP Counterpart	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
Paving of Unpaved Roads - Tertiary Roads	1,249,942,000	1,249,942,000

Paving of Unpaved Roads of Tertiary Roads	1,249,942,000	1,249,942,000

National Capital Region (NCR)	825,727,000	825,727,000

Central Office	825,727,000	825,727,000
Cordillera Administrative Region (CAR)	240,776,000	240,776,000

Apayao 1st District Engineering Office	30,492,000	30,492,000
Apayao 2nd District Engineering Office	72,396,000	72,396,000
Mountain Province 2nd District Engineering Office	92,970,000	92,970,000
Upper Kalinga District Engineering Office	44,918,000	44,918,000
Region II - Cagayan Valley	61,025,000	61,025,000

Cagayan 2nd District Engineering Office	61,025,000	61,025,000
Region X - Northern Mindanao	72,414,000	72,414,000

Bukidnon 3rd District Engineering Office	22,414,000	22,414,000
Lanao del Norte 1st District Engineering Office	50,000,000	50,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	95
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region XII - SOCCSKSARGEN	50,000,000	50,000,000

South Cotabato 2nd District Engineering Office	50,000,000	50,000,000
BRIDGE PROGRAM	25,382,854,000	25,382,854,000

Replacement of Bridges Temporary to Permanent	20,000,000	20,000,000

Replacement of Bridges Temporary to Permanent	20,000,000	20,000,000

Region XII	20,000,000	20,000,000

Sarangani District Engineering Office	20,000,000	20,000,000
Replacement of Permanent Weak Bridges	3,321,303,000	3,321,303,000

Replacement of Permanent Weak Bridges	3,321,303,000	3,321,303,000

National Capital Region (NCR)	2,683,303,000	2,683,303,000

Central Office	2,683,303,000	2,683,303,000
Region I - Ilocos	36,300,000	36,300,000

Ilocos Norte 1st District Engineering Office	36,300,000	36,300,000
Cordillera Administrative Region (CAR)	50,000,000	50,000,000

Apayao 2nd District Engineering Office	50,000,000	50,000,000
Region II - Cagayan Valley	72,000,000	72,000,000

Cagayan 1st District Engineering Office	72,000,000	72,000,000
Region III - Central Luzon	66,600,000	66,600,000

Nueva Ecija 1st District Engineering Office	41,600,000	41,600,000
Zambales 1st District Engineering Office	25,000,000	25,000,000
Region IVA - CALABARZON	21,000,000	21,000,000

Quezon 4th District Engineering Office	21,000,000	21,000,000
Region IVB - MIMAROPA	67,000,000	67,000,000

Mindoro Occidental District Engineering Office	34,000,000	34,000,000
Romblon District Engineering Office	33,000,000	33,000,000

96	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region V - Bicol	171,100,000	171,100,000

Albay 1st District Engineering Office	68,100,000	68,100,000
Camarines Norte District Engineering Office	40,000,000	40,000,000
Catanduanes District Engineering Office	35,000,000	35,000,000
Masbate 3rd District Engineering Office	28,000,000	28,000,000
Region VII - Central Visayas	30,000,000	30,000,000

Siquijor District Engineering Office	30,000,000	30,000,000
Region VIII - Eastern Visayas	39,000,000	39,000,000

Southern Leyte District Engineering Office	21,000,000	21,000,000
Tacloban City District Engineering Office	18,000,000	18,000,000
Region X - Northern Mindanao	45,000,000	45,000,000

Lanao del Norte 2nd District Engineering Office	15,000,000	15,000,000
Misamis Oriental 1st District Engineering Office	30,000,000	30,000,000
Region XII - SOCCSKARGEN	40,000,000	40,000,000

South Cotabato 2nd District Engineering Office	40,000,000	40,000,000
Retrofitting/Strengthening of Permanent Bridges	3,969,378,000	3,969,378,000

Retrofitting/Strengthening of Permanent Bridges	3,969,378,000	3,969,378,000

National Capital Region (NCR)	2,182,281,000	2,182,281,000

Central Office	1,883,031,000	1,883,031,000
Malabon-Navotas District Engineering Office	15,000,000	15,000,000
North Manila District Engineering Office	99,000,000	99,000,000
Quezon City 1st District Engineering Office	135,250,000	135,250,000
South Manila District Engineering Office	50,000,000	50,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	97
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region I - Ilocos	30,000,000	30,000,000

Pangasinan 1st District Engineering Office	30,000,000	30,000,000
Cordillera Administrative Region (CAR)	192,800,000	192,800,000

Apayao 2nd District Engineering Office	60,300,000	60,300,000
Benguet 1st District Engineering Office	42,500,000	42,500,000
Mountain Province 2nd District Engineering Office	15,000,000	15,000,000
Mountain Province First District Engineering Office	75,000,000	75,000,000
Region II - Cagayan Valley	24,000,000	24,000,000

Isabela 4th District Engineering Office	24,000,000	24,000,000
Region III - Central Luzon	181,935,000	181,935,000

Aurora District Engineering Office	15,625,000	15,625,000
Tarlac 2nd District Engineering Office	96,810,000	96,810,000
Pampanga 3rd District Engineering Office	30,000,000	30,000,000
Zambales 1st District Engineering Office	39,500,000	39,500,000
Region IVA - CALABARZON	411,712,000	411,712,000

Batangas 3rd District Engineering Office	10,000,000	10,000,000
Cavite 2nd District Engineering Office	14,000,000	14,000,000
Cavite Third District Engineering Office	87,000,000	87,000,000
Laguna 1st District Engineering Office	11,000,000	11,000,000
Laguna 3rd District Engineering Office	44,550,000	44,550,000
Quezon 2nd District Engineering Office	109,312,000	109,312,000
Quezon 3rd District Engineering Office	50,000,000	50,000,000

98	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Quezon 4th District Engineering Office	85,850,000	85,850,000
Region IVB - MIMAROPA	122,500,000	122,500,000

Mindoro Occidental District Engineering Office	72,000,000	72,000,000
Romblon District Engineering Office	50,500,000	50,500,000
Region V - Bicol	59,750,000	59,750,000

Camarines Sur 2nd District Engineering Office	12,000,000	12,000,000
Camarines Sur 3rd District Engineering Office	25,000,000	25,000,000
Camarines Sur 4th District Engineering Office	8,750,000	8,750,000
Sorsogon 2nd District Engineering Office	14,000,000	14,000,000
Region VI - Western Visayas	29,000,000	29,000,000

Negros Occidental 4th District Engineering Office	29,000,000	29,000,000
Region VII - Central Visayas	214,300,000	214,300,000

Bohol 1st District Engineering Office	5,800,000	5,800,000
Cebu 2nd District Engineering Office	50,000,000	50,000,000
Cebu 3rd District Engineering Office	95,500,000	95,500,000
Cebu 5th District Engineering Office	5,000,000	5,000,000
Cebu 6th District Engineering Office	50,000,000	50,000,000
Negros Oriental 3rd District Engineering Office	8,000,000	8,000,000
Region VIII - Eastern Visayas	233,000,000	233,000,000

Leyte 2nd District Engineering Office	89,000,000	89,000,000
Leyte 3rd District Engineering Office	78,000,000	78,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	99
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Leyte 5th District Engineering Office	20,000,000	20,000,000
Northern Samar 2nd District Engineering Office	30,000,000	30,000,000
Southern Leyte District Engineering Office	16,000,000	16,000,000
Region IX - Zamboanga Peninsula	14,500,000	14,500,000

Zamboanga del Norte 2nd District Engineering Office	4,500,000	4,500,000
Zamboanga del Norte 3rd District Engineering Office	10,000,000	10,000,000
Region X - Northern Mindanao	89,000,000	89,000,000

Bukidnon 1st District Engineering Office	27,500,000	27,500,000
Bukidnon 2nd District Engineering Office	4,000,000	4,000,000
Cagayan de Oro City 2nd Engineering Office	50,000,000	50,000,000
Lanao del Norte 1st District Engineering Office	1,500,000	1,500,000
Misamis Oriental 1st District Engineering Office	6,000,000	6,000,000
Region XI - Davao	73,600,000	73,600,000

Davao de Oro District Engineering Office	30,600,000	30,600,000
Davao City District Engineering Office	20,000,000	20,000,000
Davao del Norte District Engineering Office	11,000,000	11,000,000
Davao Occidental District Engineering Office	12,000,000	12,000,000
Region XII - SOCCSKSARGEN	52,000,000	52,000,000

Sarangani District Engineering Office	45,000,000	45,000,000
Sultan Kudarat 1st District Engineering Office	7,000,000	7,000,000

100	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region XIII - Caraga	59,000,000	59,000,000

Butuan City District Engineering Office	40,000,000	40,000,000
Surigao del Sur 1st District Engineering Office	19,000,000	19,000,000
Rehabilitation/Major Repair of Permanent Bridges	2,921,671,000	2,921,671,000

Rehabilitation/Major Repair of Permanent Bridges	2,521,671,000	2,521,671,000

National Capital Region (NCR)	1,164,836,000	1,164,836,000

Central Office	911,836,000	911,836,000
Metro Manila 1st District Engineering Office	24,000,000	24,000,000
Metro Manila 2nd District Engineering Office	25,000,000	25,000,000
North Manila District Engineering Office	38,000,000	38,000,000
Quezon City 2nd District Engineering Office	145,000,000	145,000,000
South Manila District Engineering Office	21,000,000	21,000,000
Region I - Ilocos	54,037,000	54,037,000

Ilocos Sur 2nd District Engineering Office	15,000,000	15,000,000
Pangasinan 1st District Engineering Office	17,000,000	17,000,000
Pangasinan 2nd District Engineering Office	10,037,000	10,037,000
Pangasinan 3rd District Engineering Office	12,000,000	12,000,000
Cordillera Administrative Region (CAR)	44,000,000	44,000,000

Mountain Province First District Engineering Office	44,000,000	44,000,000
Region II - Cagayan Valley	27,704,000	27,704,000

Batanes District Engineering Office	8,704,000	8,704,000
Cagayan 3rd District Engineering Office	10,000,000	10,000,000
Nueva Vizcaya 2nd District Engineering Office	9,000,000	9,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	101
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region III - Central Luzon	42,000,000	42,000,000

Bulacan 2nd District Engineering Office	26,000,000	26,000,000
Nueva Ecija 2nd District Engineering Office	16,000,000	16,000,000
Region IVA - CALABARZON	107,650,000	107,650,000

Batangas 1st District Engineering Office	30,000,000	30,000,000
Batangas 2nd District Engineering Office	7,650,000	7,650,000
Cavite Third District Engineering Office	50,000,000	50,000,000
Laguna 2nd District Engineering Office	20,000,000	20,000,000
Region IVB - MIMAROPA	55,000,000	55,000,000

Mindoro Occidental District Engineering Office	55,000,000	55,000,000
Region V - Bicol	34,685,000	34,685,000

Albay 2nd District Engineering Office	10,585,000	10,585,000
Camarines Sur 2nd District Engineering Office	6,100,000	6,100,000
Camarines Sur 4th District Engineering Office	18,000,000	18,000,000
Region VI - Western Visayas	424,584,000	424,584,000

Aklan District Engineering Office	25,000,000	25,000,000
Bacolod City District Engineering Office	16,300,000	16,300,000
Capiz 1st District Engineering Office	50,000,000	50,000,000
Capiz 2nd District Engineering Office	10,000,000	10,000,000
Iloilo 1st District Engineering Office	20,000,000	20,000,000
Iloilo 2nd District Engineering Office	10,000,000	10,000,000

102	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Iloilo 3rd District Engineering Office	64,300,000	64,300,000
Iloilo 4th District Engineering Office	45,000,000	45,000,000
Iloilo City District Engineering Office	102,700,000	102,700,000
Negros Occidental 1st District Engineering Office	3,700,000	3,700,000
Negros Occidental 2nd District Engineering Office	65,584,000	65,584,000
Negros Occidental 3rd District Engineering Office	12,000,000	12,000,000
Region VII - Central Visayas	123,200,000	123,200,000

Cebu 2nd District Engineering Office	23,200,000	23,200,000
Cebu 6th District Engineering Office	15,000,000	15,000,000
Cebu City District Engineering Office	85,000,000	85,000,000
Region VIII - Eastern Visayas	214,500,000	214,500,000

Biliran District Engineering Office	50,000,000	50,000,000
Eastern Samar District Engineering Office	111,000,000	111,000,000
Northern Samar 1st District Engineering Office	21,000,000	21,000,000
Northern Samar 2nd District Engineering Office	30,000,000	30,000,000
Tacloban City District Engineering Office	2,500,000	2,500,000
Region IX - Zamboanga Peninsula	59,000,000	59,000,000

Zamboanga del Norte 2nd District Engineering Office	2,000,000	2,000,000
Zamboanga del Sur 2nd District Engineering Office	57,000,000	57,000,000
Region X - Northern Mindanao	55,500,000	55,500,000

Bukidnon 3rd District Engineering Office	12,500,000	12,500,000

JANUARY 3, 2022	OFFICIAL GAZETTE	103
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Cagayan de Oro City 1st District Engineering Office	20,000,000	20,000,000
Misamis Occidental District Engineering Office	10,000,000	10,000,000
Misamis Oriental 1st District Engineering Office	13,000,000	13,000,000
Region XI - Davao	17,700,000	17,700,000

Davao City District Engineering Office	11,500,000	11,500,000
Davao del Norte District Engineering Office	5,000,000	5,000,000
Davao Oriental 2nd District Engineering Office	1,200,000	1,200,000
Region XII - SOCCSKSARGEN	68,275,000	68,275,000

Cotabato 1st District Engineering Office	15,000,000	15,000,000
Sarangani District Engineering Office	14,660,000	14,660,000
Sultan Kudarat 2nd District Engineering Office	38,615,000	38,615,000
Region XIII - Caraga	29,000,000	29,000,000

Agusan del Norte District Engineering Office	24,000,000	24,000,000
Dinagat Islands District Engineering Office	1,000,000	1,000,000
Surigao del Sur 1st District Engineering Office	4,000,000	4,000,000
Project(s)
Foreign - Assisted Project(s)	400,000,000	400,000,000

Metro Manila Priority Bridges for Seismic Design Improvement Project, JICA, PH-P260	200,000,000	200,000,000

Loan Proceeds	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
GOP Counterpart	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000

104	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Metro Manila Priority Bridges for Seismic Design Improvement Project, JICA, PH-P272	200,000,000	200,000,000

Loan Proceeds	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
GOP Counterpart	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
Widening of Permanent Bridges	12,559,375,000	12,559,375,000

Widening of Permanent Bridges	12,559,375,000	12,559,375,000

National Capital Region (NCR)	7,623,707,000	7,623,707,000

Central Office	7,623,707,000	7,623,707,000
Region I - Ilocos	376,945,000	376,945,000

Ilocos Norte 1st District Engineering Office	81,000,000	81,000,000
Ilocos Sur 2nd District Engineering Office	53,800,000	53,800,000
Pangasinan 1st District Engineering Office	79,000,000	79,000,000
Pangasinan 2nd District Engineering Office	103,145,000	103,145,000
Pangasinan 4th District Engineering Office	60,000,000	60,000,000
Region II - Cagayan Valley	276,600,000	276,600,000

Cagayan 1st District Engineering Office	28,000,000	28,000,000
Cagayan 2nd District Engineering Office	64,000,000	64,000,000
Cagayan 3rd District Engineering Office	22,600,000	22,600,000
Nueva Vizcaya 2nd District Engineering Office	88,000,000	88,000,000
Nueva Vizcaya District Engineering Office	24,000,000	24,000,000
Quirino District Engineering Office	50,000,000	50,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	105
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region III - Central Luzon	105,500,000	105,500,000

Bataan 2nd District Engineering Office	10,000,000	10,000,000
Nueva Ecija 1st District Engineering Office	80,500,000	80,500,000
Pampanga 3rd District Engineering Office	15,000,000	15,000,000
Region IVA - CALABARZON	265,350,000	265,350,000

Batangas 2nd District Engineering Office	44,000,000	44,000,000
Cavite District Engineering Office	8,000,000	8,000,000
Cavite Third District Engineering Office	25,600,000	25,600,000
Laguna 3rd District Engineering Office	37,000,000	37,000,000
Quezon 2nd District Engineering Office	72,250,000	72,250,000
Quezon 3rd District Engineering Office	15,000,000	15,000,000
Rizal 1st District Engineering Office	10,000,000	10,000,000
Rizal 2nd District Engineering Office	53,500,000	53,500,000
Region IVB - MIMAROPA	359,254,000	359,254,000

Marinduque District Engineering Office	16,300,000	16,300,000
Mindoro Oriental District Engineering Office	83,000,000	83,000,000
Palawan 1st District Engineering Office	78,000,000	78,000,000
Palawan 2nd District Engineering Office	91,254,000	91,254,000
Palawan 3rd District Engineering Office	56,300,000	56,300,000
Southern Mindoro District Engineering Office	34,400,000	34,400,000

106	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region V - Bicol	469,000,000	469,000,000

Camarines Sur 1st District Engineering Office	54,000,000	54,000,000
Camarines Sur 2nd District Engineering Office	30,000,000	30,000,000
Masbate 3rd District Engineering Office	241,000,000	241,000,000
Sorsogon District Engineering Office	144,000,000	144,000,000
Region VI - Western Visayas	205,200,000	205,200,000

Bacolod City District Engineering Office	26,400,000	26,400,000
Capiz 1st District Engineering Office	18,900,000	18,900,000
Capiz 2nd District Engineering Office	60,100,000	60,100,000
Iloilo 4th District Engineering Office	32,200,000	32,200,000
Negros Occidental 1st District Engineering Office	27,600,000	27,600,000
Negros Occidental 2nd District Engineering Office	40,000,000	40,000,000
Region VII - Central Visayas	81,800,000	81,800,000

Negros Oriental 1st District Engineering Office	81,800,000	81,800,000
Region VIII - Eastern Visayas	1,038,350,000	1,038,350,000

Biliran District Engineering Office	105,000,000	105,000,000
Leyte 1st District Engineering Office	45,300,000	45,300,000
Leyte 4th District Engineering Office	66,000,000	66,000,000
Leyte 5th District Engineering Office	175,000,000	175,000,000
Northern Samar 1st District Engineering Office	61,050,000	61,050,000
Northern Samar 2nd District Engineering Office	197,000,000	197,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	107
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Samar 1st District Engineering Office	98,000,000	98,000,000
Samar 2nd District Engineering Office	165,000,000	165,000,000
Southern Leyte District Engineering Office	126,000,000	126,000,000
Region IX - Zamboanga Peninsula	331,300,000	331,300,000

Isabela City District Engineering Office	54,000,000	54,000,000
Zamboanga del Norte 1st District Engineering Office	48,000,000	48,000,000
Zamboanga del Norte 2nd District Engineering Office	42,000,000	42,000,000
Zamboanga del Sur 2nd District Engineering Office	40,000,000	40,000,000
Zamboanga Sibugay 2nd District Engineering Office	147,300,000	147,300,000
Region X - Northern Mindanao	761,849,000	761,849,000

Bukidnon 3rd District Engineering Office	47,400,000	47,400,000
Cagayan de Oro City 1st District Engineering Office	60,000,000	60,000,000
Camiguin District Engineering Office	16,000,000	16,000,000
Lanao del Norte 2nd District Engineering Office	49,000,000	49,000,000
Misamis Occidental 2nd District Engineering Office	282,146,000	282,146,000
Misamis Oriental 1st District Engineering Office	307,303,000	307,303,000
Region XI - Davao	130,000,000	130,000,000

Davao del Norte District Engineering Office	80,000,000	80,000,000
Davao Oriental 2nd District Engineering Office	50,000,000	50,000,000
Region XII - SOCCSKSARGEN	282,800,000	282,800,000

Cotabato 2nd District Engineering Office	184,900,000	184,900,000

108	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Cotabato 3rd District Engineering Office	81,000,000	81,000,000
Sultan Kudarat 1st District Engineering Office	16,900,000	16,900,000
Region XIII - Caraga	251,720,000	251,720,000

Butuan City District Engineering Office	35,200,000	35,200,000
Surigao del Sur 1st Engineering Office	216,520,000	216,520,000
Construction of New Bridges	2,591,127,000	2,591,127,000

Construction of New Permanent Bridges	1,801,353,000	1,801,353,000

National Capital Region (NCR)	1,439,075,000	1,439,075,000

Central Office	1,439,075,000	1,439,075,000
Region I - Ilocos	95,040,000	95,040,000

Ilocos Sur 2nd District Engineering Office	71,040,000	71,040,000
Pangasinan 4th District Engineering Office	24,000,000	24,000,000
Region II - Cagayan Valley	70,200,000	70,200,000

Batanes District Engineering Office	20,200,000	20,200,000
Quirino District Engineering Office	50,000,000	50,000,000
Region IVB - MIMAROPA	75,000,000	75,000,000

Romblon District Engineering Office	75,000,000	75,000,000
Region V - Bicol	22,000,000	22,000,000

Catanduanes District Engineering Office	22,000,000	22,000,000
Region VII - Central Visayas	41,000,000	41,000,000

Negros Oriental 1st District Engineering Office	41,000,000	41,000,000
Region VIII - Eastern Visayas	31,248,000	31,248,000

Leyte 3rd District Engineering Office	31,248,000	31,248,000

JANUARY 3, 2022	OFFICIAL GAZETTE	109
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region IX - Zamboanga Peninsula	27,790,000	27,790,000

Zamboanga del Norte 2nd District Engineering Office	27,790,000	27,790,000
Project(s)
Foreign-Assisted Project(s)	789,774,000	789,774,000

Two China Aid Bridges Project: Estrella-Pantaleon Bridge and Binondo-Intramuros Bridge	50,000,000	50,000,000

GOP Counterpart	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000
Priority Bridges crossing Pasig-Marikina River and Manggahan Floodway Bridges Construction Project, under China Government Financing Facility	208,000,000	208,000,000

Loan Proceeds	108,000,000	108,000,000

National Capital Region (NCR)	108,000,000	108,000,000

Central Office	108,000,000	108,000,000
GOP Counterpart	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
Samal Island Davao City Connector (SIDC) Project	100,000,000	100,000,000

GOP Counterpart	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
Panguil Bay Bridge Construction Project, Misamis Occidental and Lanao del Norte Provinces, Region X, Cooperation Fund, KEDCF, L/A No. 18	200,000,000	200,000,000

Loan Proceeds	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
GOP Counterpart	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000

110	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

China Aid Localized Project for Davao River Bridge (Bucana Bridge)	11,774,000	11,774,000

GOP Counterpart	11,774,000	11,774,000

National Capital Region (NCR)	11,774,000	11,774,000

Central Office	11,774,000	11,774,000
Iconic Bridges Project for Sustainable Socio-Economic Development of the Republic of the Philippines, Phase I	10,000,000	10,000,000

GOP Counterpart	10,000,000	10,000,000

National Capital Region (NCR)	10,000,000	10,000,000

Central Office	10,000,000	10,000,000
Steel Flyover Construction for Traffic Decongestion in Urban Areas, Phase I	10,000,000	10,000,000

GOP Counterpart	10,000,000	10,000,000

National Capital Region (NCR)	10,000,000	10,000,000

Central Office	10,000,000	10,000,000
Metro Manila Bridges Project (MMPB)	200,000,000	200,000,000

Loan Proceeds	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
GOP Counterpart	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
Protect Lives and Properties Against Major Floods	128,966,729,000	128,966,729,000

FLOOD MANAGEMENT PROGRAM	128,966,729,000	128,966,729,000

Construction/ Maintenance of Flood Mitigation Structures and Drainage Systems	84,044,714,000	84,044,714,000

Construction/ Maintenance of Flood Mitigation Structures and Drainage Systems	83,944,714,000	83,944,714,000

National Capital Region (NCR)	60,312,023,000	60,312,023,000

Central Office	56,108,111,000	56,108,111,000
Las Piñas-Muntinlupa District Engineering Office	70,000,000	70,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	111
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Malabon-Navotas District Engineering Office	760,000,000	760,000,000
Metro Manila 1st District Engineering Office	536,000,000	536,000,000
Metro Manila 2nd District Engineering Office	425,815,000	425,815,000
Metro Manila 3rd District Engineering Office	787,000,000	787,000,000
North Manila District Engineering Office	919,145,000	919,145,000
Quezon City 1st District Engineering Office	324,952,000	324,952,000
Quezon City 2nd District Engineering Office	331,000,000	331,000,000
South Manila District Engineering Office	50,000,000	50,000,000
Region I - Ilocos	1,291,846,000	1,291,846,000

Ilocos Norte 1st District Engineering Office	250,000,000	250,000,000
Ilocos Sur 2nd District Engineering Office	380,000,000	380,000,000
La Union 1st District Engineering Office	30,000,000	30,000,000
Pangasinan 2nd District Engineering Office	150,000,000	150,000,000
Pangasinan 3rd District Engineering Office	461,846,000	461,846,000
Pangasinan 4th District Engineering Office	20,000,000	20,000,000
Cordillera Administrative Region (CAR)	429,184,000	429,184,000

Apayao 1st District Engineering Office	40,000,000	40,000,000
Apayao 2nd District Engineering Office	50,000,000	50,000,000
Benguet 1st District Engineering Office	62,000,000	62,000,000
Benguet 2nd District Engineering Office	50,000,000	50,000,000
Ifugao 2nd District Engineering Office	78,184,000	78,184,000
Mountain Province 2nd District Engineering Office	45,000,000	45,000,000
Upper Kalinga District Engineering Office	104,000,000	104,000,000

112	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region II - Cagayan Valley	362,000,000	362,000,000

Batanes District Engineering Office	7,000,000	7,000,000
Cagayan 2nd District Engineering Office	135,000,000	135,000,000
Isabela 1st District Engineering Office	120,000,000	120,000,000
Isabela 4th District Engineering Office	100,000,000	100,000,000
Region III - Central Luzon	3,502,621,000	3,502,621,000

Aurora District Engineering Office	200,000,000	200,000,000
Bataan 1st District Engineering Office	422,945,000	422,945,000
Bataan 2nd District Engineering Office	355,000,000	355,000,000
Bulacan 1st District Engineering Office	349,092,000	349,092,000
Bulacan 2nd District Engineering Office	362,607,000	362,607,000
Nueva Ecija 1st District Engineering Office	616,245,000	616,245,000
Nueva Ecija 2nd District Engineering Office	50,000,000	50,000,000
Pampanga 1st District Engineering Office	85,180,000	85,180,000
Pampanga 2nd District Engineering Office	299,100,000	299,100,000
Pampanga 3rd District Engineering Office	175,000,000	175,000,000
Tarlac 2nd District Engineering Office	229,000,000	229,000,000
Tarlac District Engineering Office	218,452,000	218,452,000
Zambales 1st District Engineering Office	100,000,000	100,000,000
Zambales 2nd District Engineering Office	40,000,000	40,000,000
Region IVA - CALABARZON	3,423,173,000	3,423,173,000

Batangas 1st District Engineering Office	50,000,000	50,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	113
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Batangas 2nd District Engineering Office	55,000,000	55,000,000
Batangas 3rd District Engineering Office	79,747,000	79,747,000
Batangas 4th District Engineering Office	65,000,000	65,000,000
Cavite 2nd District Engineering Office	33,506,000	33,506,000
Cavite District Engineering Office	500,000,000	500,000,000
Cavite Third District Engineering Office	50,000,000	50,000,000
Laguna 2nd District Engineering Office	525,164,000	525,164,000
Laguna 3rd District Engineering Office	175,907,000	175,907,000
Quezon 2nd District Engineering Office	516,400,000	516,400,000
Quezon 3rd District Engineering Office	148,149,000	148,149,000
Quezon 4th District Engineering Office	295,800,000	295,800,000
Rizal 1st District Engineering Office	828,500,000	828,500,000
Rizal 2nd District Engineering Office	100,000,000	100,000,000
Region IVB - MIMAROPA	574,544,000	574,544,000

Mindoro Occidental District Engineering Office	90,000,000	90,000,000
Mindoro Oriental District Engineering Office	14,234,000	14,234,000
Palawan 2nd District Engineering Office	347,519,000	347,519,000
Romblon District Engineering Office	108,500,000	108,500,000
Southern Mindoro District Engineering Office	14,291,000	14,291,000
Region V - Bicol	3,629,277,000	3,629,277,000

Albay 1st District Engineering Office	60,000,000	60,000,000

114	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Albay 2nd District Engineering Office	643,959,000	643,959,000
Albay 3rd District Engineering Office	94,270,000	94,270,000
Camarines Norte District Engineering Office	175,488,000	175,488,000
Camarines Sur 2nd District Engineering Office	1,200,000,000	1,200,000,000
Camarines Sur 3rd District Engineering Office	140,000,000	140,000,000
Camarines Sur 5th District Engineering Office	230,000,000	230,000,000
Catanduanes District Engineering Office	203,499,000	203,499,000
Masbate 1st District Engineering Office	45,000,000	45,000,000
Masbate 2nd District Engineering Office	311,878,000	311,878,000
Masbate 3rd District Engineering Office	107,988,000	107,988,000
Sorsogon 2nd District Engineering Office	250,000,000	250,000,000
Sorsogon District Engineering Office	167,195,000	167,195,000
Region VI - Western Visayas	1,557,957,000	1,557,957,000

Aklan District Engineering Office	200,000,000	200,000,000
Antique District Engineering Office	150,000,000	150,000,000
Bacolod City District Engineering Office	120,679,000	120,679,000
Iloilo 1st District Engineering Office	145,000,000	145,000,000
Iloilo 2nd District Engineering Office	111,761,000	111,761,000
Iloilo 3rd District Engineering Office	80,517,000	80,517,000
Negros Occidental 1st District Engineering Office	600,000,000	600,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	115
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Negros Occidental 2nd District Engineering Office	50,000,000	50,000,000
Negros Occidental 4th District Engineering Office	100,000,000	100,000,000
Region VII - Central Visayas	2,134,567,000	2,134,567,000

Bohol 1st District Engineering Office	173,212,000	173,212,000
Bohol 3rd District Engineering Office	100,000,000	100,000,000
Cebu 1st District Engineering Office	150,000,000	150,000,000
Cebu 2nd District Engineering Office	50,000,000	50,000,000
Cebu 3rd District Engineering Office	243,759,000	243,759,000
Cebu 4th District Engineering Office	148,325,000	148,325,000
Cebu 6th District Engineering Office	47,224,000	47,224,000
Cebu 7th District Engineering Office	640,000,000	640,000,000
Cebu City District Engineering Office	128,066,000	128,066,000
Negros Oriental 1st District Engineering Office	268,981,000	268,981,000
Siquijor District Engineering Office	185,000,000	185,000,000
Region VIII - Eastern Visayas	3,072,357,000	3,072,357,000

Biliran District Engineering Office	518,000,000	518,000,000
Eastern Samar District Engineering Office	248,265,000	248,265,000
Leyte 1st District Engineering Office	135,000,000	135,000,000
Leyte 2nd District Engineering Office	149,578,000	149,578,000
Leyte 3rd District Engineering Office	150,000,000	150,000,000
Leyte 4th District Engineering Office	270,000,000	270,000,000

116	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Leyte 5th District Engineering Office	100,000,000	100,000,000
Northern Samar 1st District Engineering Office	280,000,000	280,000,000
Northern Samar 2nd District Engineering Office	50,000,000	50,000,000
Samar 1st District Engineering Office	200,000,000	200,000,000
Samar 2nd District Engineering Office	306,000,000	306,000,000
Southern Leyte District Engineering Office	565,514,000	565,514,000
Tacloban City District Engineering Office	100,000,000	100,000,000
Region IX - Zamboanga Peninsula	237,020,000	237,020,000

Zamboanga City District Engineering Office	155,779,000	155,779,000
Zamboanga del Norte 1st District Engineering Office	81,241,000	81,241,000
Region X - Northern Mindanao	1,911,645,000	1,911,645,000

Bukidnon 1st District Engineering Office	150,000,000	150,000,000
Bukidnon 2nd District Engineering Office	144,000,000	144,000,000
Bukidnon 3rd District Engineering Office	200,000,000	200,000,000
Camiguin District Engineering Office	386,186,000	386,186,000
Lanao del Norte 2nd District Engineering Office	667,674,000	667,674,000
Misamis Occidental District Engineering Office	132,254,000	132,254,000
Misamis Occidental 2nd District Engineering Office	131,531,000	131,531,000
Misamis Oriental 2nd District Engineering Office	100,000,000	100,000,000
Region XI - Davao	808,000,000	808,000,000

Davao de Oro District Engineering Office	90,000,000	90,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	117
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Davao City District Engineering Office	278,000,000	278,000,000
Davao Oriental 1st District Engineering Office	200,000,000	200,000,000
Davao Oriental 2nd District Engineering Office	240,000,000	240,000,000
Region XII - SOCCSKSARGEN	249,000,000	249,000,000

Cotabato 2nd District Engineering Office	50,000,000	50,000,000
Sarangani District Engineering Office	129,000,000	129,000,000
South Cotabato 2nd District Engineering Office	70,000,000	70,000,000
Region XIII - Caraga	449,500,000	449,500,000

Agusan del Norte District Engineering Office	92,842,000	92,842,000
Agusan del Sur 1st District Engineering Office	320,000,000	320,000,000
Dinagat Islands District Engineering Office	36,658,000	36,658,000
Project(s)
Foreign-Assisted Projects(s)	100,000,000	100,000,000

Metro Manila Flood Management Project, Phase I (MMFMPI)	100,000,000	100,000,000

Loan Proceeds	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000
GOP Counterpart	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000
Construction/ Rehabilitation of Flood Mitigation Facilities within Major River Basins and Principal Rivers	44,922,015,000	44,922,015,000

Construction/ Rehabilitation of Flood Mitigation Facilities within Major River Basins and Principal Rivers	43,525,585,000	43,525,585,000

118	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

National Capital Region (NCR)	29,344,019,000	29,344,019,000

Central Office	28,112,718,000	28,112,718,000
Las Piñas-Muntinlupa District Engineering Office	535,301,000	535,301,000
Metro Manila 1st District Engineering Office	50,000,000	50,000,000
Metro Manila 2nd District Engineering Office	480,000,000	480,000,000
Quezon City 1st District Engineering Office	143,000,000	143,000,000
Quezon City 2nd District Engineering Office	23,000,000	23,000,000
Region I - Ilocos	3,229,661,000	3,229,661,000

Ilocos Norte 1st District Engineering Office	82,000,000	82,000,000
Ilocos Norte 2nd District Engineering Office	1,136,000,000	1,136,000,000
Ilocos Sur 1st District Engineering Office	142,163,000	142,163,000
Ilocos Sur 2nd District Engineering Office	90,000,000	90,000,000
La Union 1st District Engineering Office	325,476,000	325,476,000
La Union 2nd District Engineering Office	234,022,000	234,022,000
Pangasinan 1st District Engineering Office	100,000,000	100,000,000
Pangasinan 2nd District Engineering Office	280,000,000	280,000,000
Pangasinan 3rd District Engineering Office	690,000,000	690,000,000
Pangasinan 4th District Engineering Office	150,000,000	150,000,000
Cordillera Administrative Region (CAR)	1,126,620,000	1,126,620,000

Abra District Engineering Office	280,794,000	280,794,000
Apayao 1st District Engineering Office	24,360,000	24,360,000
Apayao 2nd District Engineering Office	50,000,000	50,000,000
Baguio City District Engineering Office	168,000,000	168,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	119
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Benguet 1st District Engineering Office	188,000,000	188,000,000
Benguet 2nd District Engineering Office	50,000,000	50,000,000
Ifugao 1st District Engineering Office	93,160,000	93,160,000
Ifugao 2nd District Engineering Office	50,000,000	50,000,000
Lower Kalinga District Engineering Office	91,306,000	91,306,000
Mountain Province First District Engineering Office	81,000,000	81,000,000
Upper Kalinga District Engineering Office	50,000,000	50,000,000
Region II - Cagayan Valley	2,238,145,000	2,238,145,000

Cagayan 1st District Engineering Office	415,000,000	415,000,000
Cagayan 2nd District Engineering Office	394,649,000	394,649,000
Cagayan 3rd District Engineering Office	33,640,000	33,640,000
Isabela 1st District Engineering Office	560,222,000	560,222,000
Isabela 2nd District Engineering Office	90,000,000	90,000,000
Isabela 3rd District Engineering Office	242,974,000	242,974,000
Isabela 4th District Engineering Office	20,000,000	20,000,000
Nueva Vizcaya District Engineering Office	381,660,000	381,660,000
Quirino District Engineering Office	100,000,000	100,000,000
Region III - Central Luzon	1,085,170,000	1,085,170,000

Bataan 2nd District Engineering Office	50,000,000	50,000,000
Bulacan 1st District Engineering Office	180,000,000	180,000,000
Bulacan 2nd District Engineering Office	48,500,000	48,500,000
Nueva Ecija 1st District Engineering Office	120,000,000	120,000,000
Nueva Ecija 2nd District Engineering Office	130,000,000	130,000,000

120	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Tarlac District Engineering Office	456,670,000	456,670,000
Tarlac 2nd District Engineering Office	100,000,000	100,000,000
Region IVA - CALABARZON	321,436,000	321,436,000

Batangas 4th District Engineering Office	29,000,000	29,000,000
Cavite District Engineering Office	142,436,000	142,436,000
Laguna 2nd District Engineering Office	70,000,000	70,000,000
Quezon 4th District Engineering Office	30,000,000	30,000,000
Rizal 2nd District Engineering Office	50,000,000	50,000,000
Region IVB - MIMAROPA	1,092,000,000	1,092,000,000

Marinduque District Engineering Office	20,000,000	20,000,000
Mindoro Occidental District Engineering Office	317,000,000	317,000,000
Mindoro Oriental District Engineering Office	100,000,000	100,000,000
Palawan 2nd District Engineering Office	30,000,000	30,000,000
Romblon District Engineering Office	175,000,000	175,000,000
Southern Mindoro District Engineering Office	450,000,000	450,000,000
Region V - Bicol	140,000,000	140,000,000

Albay 2nd District Engineering Office	40,000,000	40,000,000
Camarines Norte District Engineering Office	60,000,000	60,000,000
Camarines Sur 5th District Engineering Office	40,000,000	40,000,000
Region VI - Western Visayas	1,034,886,000	1,034,886,000

Aklan District Engineering Office	290,000,000	290,000,000
Antique District Engineering Office	135,000,000	135,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	121
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Capiz 2nd District Engineering Office	221,108,000	221,108,000
Iloilo 2nd District Engineering Office	175,000,000	175,000,000
Negros Occidental 1st District Engineering Office	128,778,000	128,778,000
Negros Occidental 3rd District Engineering Office	35,000,000	35,000,000
Negros Occidental 4th District Engineering Office	50,000,000	50,000,000
Region VII - Central Visayas	586,633,000	586,633,000

Bohol 1st District Engineering Office	50,000,000	50,000,000
Negros Oriental 3rd District Engineering Office	536,633,000	536,633,000
Region VIII - Eastern Visayas	1,180,951,000	1,180,951,000

Eastern Samar District Engineering Office	220,000,000	220,000,000
Leyte 1st District Engineering Office	143,000,000	143,000,000
Leyte 2nd District Engineering Office	350,000,000	350,000,000
Leyte 5th District Engineering Office	100,000,000	100,000,000
Northern Samar 1st District Engineering Office	43,125,000	43,125,000
Northern Samar 2nd District Engineering Office	100,000,000	100,000,000
Samar 1st District Engineering Office	184,826,000	184,826,000
Samar 2nd District Engineering Office	40,000,000	40,000,000
Region IX - Zamboanga Peninsula	90,000,000	90,000,000

Zamboanga City District Engineering Office	20,000,000	20,000,000
Zamboanga Sibugay 2nd District Engineering Office	70,000,000	70,000,000

122	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region X - Northern Mindanao	100,000,000	100,000,000

Cagayan de Oro City 1st District Engineering Office	60,000,000	60,000,000
Lanao del Norte 2nd District Engineering Office	40,000,000	40,000,000
Region XI - Davao	420,000,000	420,000,000

Davao de Oro District Engineering Office	300,000,000	300,000,000
Davao City 2nd District Engineering Office	50,000,000	50,000,000
Davao Oriental 1st District Engineering Office	40,000,000	40,000,000
Davao Oriental 2nd District Engineering Office	30,000,000	30,000,000
Region XII - SOCCSKSARGEN	1,076,500,000	1,076,500,000

Cotabato 1st District Engineering Office	150,000,000	150,000,000
Cotabato 2nd District Engineering Office	249,500,000	249,500,000
Cotabato 3rd District Engineering Office	200,000,000	200,000,000
South Cotabato District Engineering Office	50,000,000	50,000,000
Sultan Kudarat 1st District Engineering Office	427,000,000	427,000,000
Region XIII - Caraga	459,564,000	459,564,000

Agusan del Sur 1st District Engineering Office	275,109,000	275,109,000
Agusan del Sur 2nd District Engineering Office	64,455,000	64,455,000
Surigao del Norte 1st District Engineering Office (formerly Surigao del Norte 2nd District Engineering Office)	20,000,000	20,000,000
Surigao del Sur 2nd District Engineering Office	100,000,000	100,000,000
Project(s)
Foreign-Assisted Projects(s)	1,396,430,000	1,396,430,000

JANUARY 3, 2022	OFFICIAL GAZETTE	123
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Flood Risk Management Project (FRIMP) in Cagayan, Tagoloan and Imus Rivers, JICA, PH - P253	100,457,000	100,457,000

GOP Counterpart	100,457,000	100,457,000

National Capital Region (NCR)	100,457,000	100,457,000

Central Office	100,457,000	100,457,000
Flood Risk Management Project for Cagayan de Oro River (JICA, PH - P259)	200,000,000	200,000,000

Loan Proceeds	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
GOP Counterpart	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
Cavite Industrial Area Flood Risk Management Project (CIA-FRMP)	200,000,000	200,000,000

Loan Proceeds	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
GOP Counterpart	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
Infrastructure Preparation and Innovation Facility (IPIF), Output 2 (Water Projects), ADB, Technical Assistance Loan, ADB 3589-PHI	150,000,000	150,000,000

Loan Proceeds	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
GOP Counterpart	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000
Ambal-Simuay River and Rio Grande de Mindanao River Flood Control Projects	248,026,000	248,026,000

124	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Loan Proceeds	148,026,000	148,026,000

National Capital Region (NCR)	148,026,000	148,026,000

Central Office	148,026,000	148,026,000
GOP Counterpart	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
Pasig - Marikina River Channel Improvement Project (PMRCIP), Phase IV, JICA, PH - P271	197,947,000	197,947,000

Loan Proceeds	147,947,000	147,947,000

National Capital Region (NCR)	147,947,000	147,947,000

Central Office	147,947,000	147,947,000
GOP Counterpart	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000
Integrated Disaster Risk Reduction and Climate Change Adaptation Measures in the Low Lying Areas of Pampanga Bay, Pampanga (KEDCF L/A No. PHL-17)	100,000,000	100,000,000

GOP Counterpart	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
Philippines-Korea Project Preparation Facility (PK-PPF), KEDCF PHL-20, Output 2 (Flood Control)	150,000,000	150,000,000

Loan Proceeds	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
GOP Counterpart	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000
Infrastructure Preparation and Innovation Facility (IPIF), Output 2 (Water Projects), ADB, Technical Assistance Loan, ADB 3886-PHI	50,000,000	50,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	125
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

GOP Counterpart	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000
LOCAL PROGRAM	15,433,220,000	15,433,220,000

Buildings and Other Structures - MULTIPURPOSE / FACILITIES - National Building Program	14,433,220,000	14,433,220,000

Project(s)
Locally-Funded Project(s)	14,433,220,000	14,433,220,000

Construction/Rehabilitation of Buildings	14,433,220,000	14,433,220,000

National Capital Region (NCR)	10,551,465,000	10,551,465,000

Central Office	9,377,465,000	9,377,465,000
Las Piñas-Muntinlupa District Engineering Office	81,000,000	81,000,000
Malabon-Navotas District Engineering Office	110,000,000	110,000,000
Metro Manila 1st District Engineering Office	539,000,000	539,000,000
North Manila District Engineering Office	125,000,000	125,000,000
Quezon City 1st District Engineering Office	97,000,000	97,000,000
Quezon City 2nd District Engineering Office	140,000,000	140,000,000
South Manila District Engineering Office	82,000,000	82,000,000
Region I - Ilocos	247,000,000	247,000,000

Ilocos Norte 1st District Engineering Office	7,000,000	7,000,000
Ilocos Sur 1st District Engineering Office	50,000,000	50,000,000
Ilocos Sur 2nd District Engineering Office	105,000,000	105,000,000
La Union 1st District Engineering Office	20,000,000	20,000,000
La Union 2nd District Engineering Office	15,000,000	15,000,000

126	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Pangasinan 3rd District Engineering Office	50,000,000	50,000,000
Cordillera Administrative Region (CAR)	107,000,000	107,000,000

Abra District Engineering Office	30,000,000	30,000,000
Apayao 2nd District Engineering Office	15,000,000	15,000,000
Baguio City District Engineering Office	20,000,000	20,000,000
Benguet 2nd District Engineering Office	8,000,000	8,000,000
Ifugao 2nd District Engineering Office	10,000,000	10,000,000
Mountain Province 2nd District Engineering Office	24,000,000	24,000,000
Region II - Cagayan Valley	117,000,000	117,000,000

Batanes District Engineering Office	20,000,000	20,000,000
Cagayan 3rd District Engineering Office	67,000,000	67,000,000
Isabela 2nd District Engineering Office	10,000,000	10,000,000
Isabela 3rd District Engineering Office	20,000,000	20,000,000
Region III - Central Luzon	501,700,000	501,700,000

Aurora District Engineering Office	20,000,000	20,000,000
Bataan 1st District Engineering Office	20,000,000	20,000,000
Bataan 2nd District Engineering Office	67,700,000	67,700,000
Bulacan 1st District Engineering Office	135,000,000	135,000,000
Bulacan 2nd District Engineering Office	90,000,000	90,000,000
Nueva Ecija 2nd District Engineering Office	15,000,000	15,000,000
Pampanga 1st District Engineering Office	65,000,000	65,000,000
Pampanga 2nd District Engineering Office	35,000,000	35,000,000
Tarlac 2nd District Engineering Office	40,000,000	40,000,000
Tarlac District Engineering Office	14,000,000	14,000,000
Region IVA - CALABARZON	407,000,000	407,000,000

Batangas 2nd District Engineering Office	20,000,000	20,000,000
Batangas 4th District Engineering Office	20,000,000	20,000,000
Cavite 2nd District Engineering Office	35,000,000	35,000,000
Cavite District Engineering Office	70,000,000	70,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	127
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Laguna 1st District Engineering Office	5,000,000	5,000,000
Laguna 2nd District Engineering Office	20,000,000	20,000,000
Laguna 3rd District Engineering Office	15,000,000	15,000,000
Quezon 1st District Engineering Office	10,000,000	10,000,000
Quezon 2nd District Engineering Office	100,000,000	100,000,000
Quezon 3rd District Engineering Office	27,000,000	27,000,000
Quezon 4th District Engineering Office	85,000,000	85,000,000
Region IVB- MIMAROPA	343,387,000	343,387,000

Marinduque District Engineering Office	38,000,000	38,000,000
Mindoro Occidental District Engineering Office	148,387,000	148,387,000
Mindoro Oriental District Engineering Office	19,000,000	19,000,000
Palawan 2nd District Engineering Office	138,000,000	138,000,000
Region V - Bicol	751,500,000	751,500,000

Albay 2nd District Engineering Office	264,000,000	264,000,000
Albay 3rd District Engineering Office	91,000,000	91,000,000
Camarines Norte District Engineering Office	50,000,000	50,000,000
Camarines Sur 1st District Engineering Office	35,000,000	35,000,000

Camarines Sur 4th District Engineering Office	5,000,000	5,000,000
Catanduanes District Engineering Office	55,000,000	55,000,000
Masbate 1st District Engineering Office	12,000,000	12,000,000
Masbate 2nd District Engineering Office	166,500,000	166,500,000
Masbate 3rd District Engineering Office	7,000,000	7,000,000
Sorsogon 2nd District Engineering Office	14,000,000	14,000,000
Sorsogon District Engineering Office	52,000,000	52,000,000
Region VI - Western Visayas	80,516,000	80,516,000

Bacolod City District Engineering Office	8,000,000	8,000,000
Capiz 2nd District Engineering Office	14,016,000	14,016,000

128	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Iloilo 3rd District Engineering Office	7,000,000	7,000,000
Iloilo City District Engineering Office	50,000,000	50,000,000
Negros Occidental 3rd District Engineering Office	1,500,000	1,500,000
Region VII - Central Visayas	164,000,000	164,000,000

Bohol 1st District Engineering Office	15,000,000	15,000,000
Bohol 2nd District Engineering Office	17,000,000	17,000,000
Bohol 3rd District Engineering Office	10,000,000	10,000,000
Cebu 2nd District Engineering Office	30,000,000	30,000,000
Cebu 6th District Engineering Office	50,000,000	50,000,000
Cebu 7th District Engineering Office	30,000,000	30,000,000
Cebu City District Engineering Office	12,000,000	12,000,000
Region VIII - Eastern Visayas	330,000,000	330,000,000

Biliran District Engineering Office	55,000,000	55,000,000
Eastern Samar District Engineering Office	20,000,000	20,000,000
Leyte 1st District Engineering Office	57,000,000	57,000,000
Leyte 2nd District Engineering Office	8,000,000	8,000,000
Leyte 4th District Engineering Office	25,000,000	25,000,000
Leyte 5th District Engineering Office	10,000,000	10,000,000
Northern Samar 2nd District Engineering Office	30,000,000	30,000,000
Samar 2nd District Engineering Office	50,000,000	50,000,000
Southern Leyte District Engineering Office	28,000,000	28,000,000
Tacloban City District Engineering Office	47,000,000	47,000,000
Region IX - Zamboanga Peninsula	200,000,000	200,000,000

Zamboanga del Norte 1st District Engineering Office	8,000,000	8,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	129
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Zamboanga del Sur 1st District Engineering Office	185,000,000	185,000,000
Zamboanga Sibugay 2nd District Engineering Office	7,000,000	7,000,000
Region X - Northern Mindanao	74,110,000	74,110,000

Bukidnon 1st District Engineering Office	25,000,000	25,000,000
Bukidnon 2nd District Engineering Office	7,000,000	7,000,000
Lanao del Norte 1st District Engineering Office	7,000,000	7,000,000
Lanao del Norte 2nd District Engineering Office	13,110,000	13,110,000
Misamis Occidental 2nd District Engineering Office	22,000,000	22,000,000
Region XI - Davao	190,026,000	190,026,000

Davao de Oro District Engineering Office	70,000,000	70,000,000
Davao City 2nd District Engineering Office	25,000,000	25,000,000
Davao City District Engineering Office	55,026,000	55,026,000
Davao del Norte District Engineering Office	30,000,000	30,000,000
Davao Oriental 2nd District Engineering Office	10,000,000	10,000,000
Region XII - SOCCSKSARGEN	195,000,000	195,000,000

Cotabato 1st District Engineering Office	20,000,000	20,000,000
Cotabato 2nd District Engineering Office	30,000,000	30,000,000
South Cotabato 2nd District Engineering Office	70,000,000	70,000,000
South Cotabato District Engineering Office	50,000,000	50,000,000
Sultan Kudarat 2nd District Engineering Office	25,000,000	25,000,000

130	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region XIII - Caraga	173,516,000	173,516,000

Agusan del Sur 1st District Engineering Office	40,194,000	40,194,000
Butuan City District Engineering Office	40,000,000	40,000,000
Surigao del Norte 1st District Engineering Office (formerly Surigao del Norte 2nd District Engineering Office)	57,000,000	57,000,000
Surigao del Norte 2nd District Engineering Office	7,000,000	7,000,000
Surigao del Sur 1st District Engineering Office	10,000,000	10,000,000
Surigao del Sur 2nd District Engineering Office	19,322,000	19,322,000
National roads and bridges - National Roads - Public-Private Partnership Strategic Support Fund (including ROW and Subsidy)	1,000,000,000	1,000,000,000

Project(s)
Locally-Funded Project(s)	1,000,000,000	1,000,000,000

Public-Private Partnership Strategic Support Fund (including ROW and Subsidy, and Variations)	1,000,000,000	1,000,000,000

National Capital Region (NCR)	1,000,000,000	1,000,000,000

Central Office	1,000,000,000	1,000,000,000
CONVERGENCE AND SPECIAL SUPPORT PROGRAM	352,797,191,000	352,797,191,000

Rehabilitation of Disaster-Related Infrastructure and Other Facilities	1,000,000,000	1,000,000,000

National Capital Region (NCR)	1,000,000,000	1,000,000,000

Central Office	1,000,000,000	1,000,000,000
Pasig River Ferry Convergence Program	350,000,000	350,000,000

National Capital Region (NCR)	350,000,000	350,000,000

Central Office	350,000,000	350,000,000
Construction/ Improvement of Access Roads leading to Airports	1,516,937,000	1,516,937,000

Construction/ Improvement of Access Roads leading to Airports	1,516,937,000	1,516,937,000

National Capital Region (NCR)	1,350,653,000	1,350,653,000

Central Office	1,350,653,000	1,350,653,000

JANUARY 3, 2022	OFFICIAL GAZETTE	131
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region II - Cagayan Valley	7,500,000	7,500,000

Cagayan 1st District Engineering Office	7,500,000	7,500,000
Region IVB - MIMAROPA	73,524,000	73,524,000

Palawan 1st District Engineering Office	49,260,000	49,260,000
Southern Mindoro District Engineering Office	24,264,000	24,264,000
Region VII - Central Visayas	10,000,000	10,000,000

Bohol 1st District Engineering Office	10,000,000	10,000,000
Region VIII - Eastern Visayas	25,260,000	25,260,000

Tacloban City District Engineering Office	25,260,000	25,260,000
Region X - Northern Mindanao	50,000,000	50,000,000

Cagayan de Oro City District Engineering Office	50,000,000	50,000,000
Construction/ Improvement of Access Roads Leading to Seaports	1,919,028,000	1,919,028,000

Construction/ Improvement of Access Roads Leading to Seaports	1,919,028,000	1,919,028,000

National Capital Region (NCR)	1,362,868,000	1,362,868,000

Central Office	1,362,868,000	1,362,868,000
Region II - Cagayan Valley	64,500,000	64,500,000

Batanes District Engineering Office	64,500,000	64,500,000
Region III - Central Luzon	5,000,000	5,000,000

Zambales 1st District Engineering Office	5,000,000	5,000,000
Region IVA - CALABARZON	79,645,000	79,645,000

Cavite District Engineering Office	47,145,000	47,145,000
Quezon 2nd District Engineering Office	30,000,000	30,000,000
Quezon 4th District Engineering Office	2,500,000	2,500,000
Region IVB - MIMAROPA	5,000,000	5,000,000

Palawan 2nd District Engineering Office	5,000,000	5,000,000

132	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region V - Bicol	65,000,000	65,000,000

Albay 1st District Engineering Office	25,000,000	25,000,000
Camarines Sur 2nd District Engineering Office	15,000,000	15,000,000
Catanduanes District Engineering Office	25,000,000	25,000,000
Region VI - Western Visayas	31,855,000	31,855,000

Capiz 1st District Engineering Office	7,695,000	7,695,000
Iloilo 2nd District Engineering Office	24,160,000	24,160,000
Region VII - Central Visayas	194,642,000	194,642,000

Bohol 1st District Engineering Office	10,000,000	10,000,000
Bohol 2nd District Engineering Office	60,000,000	60,000,000
Cebu 1st District Engineering Office	74,642,000	74,642,000
Siquijor District Engineering Office	50,000,000	50,000,000
Region VIII - Eastern Visayas	50,000,000	50,000,000

Leyte 3rd District Engineering Office	50,000,000	50,000,000
Region IX - Zamboanga Peninsula	54,518,000	54,518,000

Zamboanga City District Engineering Office	32,018,000	32,018,000
Zamboanga del Sur 2nd District Engineering Office	22,500,000	22,500,000
Region XI - Davao	6,000,000	6,000,000

Davao del Norte District Engineering Office	6,000,000	6,000,000
Construction/Improvement of Access Roads leading to Declared Tourism Destinations	17,087,000,000	17,087,000,000

Construction/Improvement of Access Roads leading to Declared Tourism Destinations (Tourism Road Infrastructure Program - TRIP)	17,087,000,000	17,087,000,000

National Capital Region (NCR)	9,247,466,000	9,247,466,000

Central Office	9,247,466,000	9,247,466,000
Region I - Ilocos	410,881,000	410,881,000

Ilocos Norte 1st District Engineering Office	24,000,000	24,000,000
Ilocos Norte 2nd District Engineering Office	70,000,000	70,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	133
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Ilocos Sur 2nd District Engineering Office	135,000,000	135,000,000
La Union 1st District Engineering Office	20,000,000	20,000,000
La Union 2nd District Engineering Office	30,541,000	30,541,000
Pangasinan 1st District Engineering Office	56,340,000	56,340,000
Pangasinan 2nd District Engineering Office	40,000,000	40,000,000
Pangasinan 3rd District Engineering Office	5,000,000	5,000,000
Pangasinan 4th District Engineering Office	30,000,000	30,000,000
Cordillera Administrative Region (CAR)	471,633,000	471,633,000

Abra District Engineering Office	9,000,000	9,000,000
Apayao 1st District Engineering Office	50,000,000	50,000,000
Apayao 2nd District Engineering Office	86,500,000	86,500,000
Benguet 1st District Engineering Office	60,000,000	60,000,000
Benguet 2nd District Engineering Office	17,500,000	17,500,000
Ifugao 2nd District Engineering Office	93,621,000	93,621,000
Ifugao 1st District Engineering Office	38,000,000	38,000,000
Lower Kalinga District Engineering Office	8,000,000	8,000,000
Mountain Province First District Engineerimg Office	77,571,000	77,571,000
Upper Kalinga District Engineerimg Office	31,441,000	31,441,000
Region II - Cagayan Valley	680,627,000	680,627,000

Batanes District Engineering Office	43,525,000	43,525,000
Cagayan 1st District Engineering Office	122,692,000	122,692,000

134	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Cagayan 2nd District Engineering Office	320,883,000	320,883,000
Cagayan 3rd District Engineering Office	30,000,000	30,000,000
Isabela 4th District Engineering Office	60,000,000	60,000,000
Nueva Vizcaya 2nd District Engineering Office	14,000,000	14,000,000
Nueva Vizcaya District Engineering Office	20,000,000	20,000,000
Quirino District Engineering Office	69,527,000	69,527,000
Region III - Central Luzon	412,065,000	412,065,000

Aurora District Engineering Office	5,000,000	5,000,000
Bataan 1st District Engineering Office	185,000,000	185,000,000
Nueva Ecija 1st District Engineering Office	29,654,000	29,654,000
Nueva Ecija 2nd District Engineering Office	53,925,000	53,925,000
Tarlac District Engineering Office	100,486,000	100,486,000
Tarlac 2nd District Engineering Office	18,000,000	18,000,000
Zambales 1st District Engineering Office	20,000,000	20,000,000
Region IVA - CALABARZON	453,238,000	453,238,000

Batangas 2nd District Engineering Office	30,000,000	30,000,000
Batangas 3rd District Engineering Office	255,000,000	255,000,000
Laguna 3rd District Engineering Office	17,238,000	17,238,000
Quezon 4th District Engineering Office	137,688,000	137,688,000
Rizal 2nd District Engineering Office	13,312,000	13,312,000
Region IVB - MIMAROPA	524,901,000	524,901,000

Mindoro Occidental District Engineering Office	127,403,000	127,403,000

JANUARY 3, 2022	OFFICIAL GAZETTE	135
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Palawan 1st District Engineering Office	140,910,000	140,910,000
Palawan 2nd District Engineering Office	184,706,000	184,706,000
Southern Mindoro District Engineering Office	71,882,000	71,882,000
Region V - Bicol	334,026,000	334,026,000

Albay 1st District Engineering Office	45,000,000	45,000,000
Albay 2nd District Engineering Office	33,127,000	33,127,000
Albay 3rd District Engineering Office	12,500,000	12,500,000
Camarines Norte District Engineering Office	44,376,000	44,376,000
Camarines Sur 3rd District Engineering Office	15,000,000	15,000,000
Camarines Sur 4th District Engineering Office	31,658,000	31,658,000
Catanduanes District Engineering Office	56,153,000	56,153,000
Masbate 1st District Engineering Office	46,212,000	46,212,000
Masbate 2nd District Engineering Office	50,000,000	50,000,000
Region VI - Western Visayas	837,371,000	837,371,000

Aklan District Engineering Office	83,999,000	83,999,000
Antique District Engineering Office	139,172,000	139,172,000
Bacolod City District Engineering Office	56,114,000	56,114,000
Capiz 1st District Engineering Office	7,000,000	7,000,000
Capiz 2nd District Engineering Office	97,803,000	97,803,000
Guimaras District Engineering Office	59,850,000	59,850,000
Iloilo 1st District Engineering Office	124,773,000	124,773,000
Iloilo 2nd District Engineering Office	71,272,000	71,272,000
Iloilo 3rd District Engineering Office	48,600,000	48,600,000
Negros Occidental 1st District Engineering Office	39,058,000	39,058,000
Negros Occidental 2nd District Engineering Office	59,376,000	59,376,000

136	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Negros Occidental 3rd District Engineering Office	36,201,000	36,201,000
Negros Occidental 4th District Engineering Office	14,153,000	14,153,000
Region VII - Central Visayas	945,413,000	945,413,000

Bohol 1st District Engineering Office	93,758,000	93,758,000
Bohol 2nd District Engineering Office	55,000,000	55,000,000
Bohol 3rd District Engineering Office	195,000,000	195,000,000
Cebu 3rd District Engineering Office	102,500,000	102,500,000
Cebu 4th District Engineering Office	40,000,000	40,000,000
Cebu 5th District Engineering Office	97,301,000	97,301,000
Cebu 6th District Engineering Office	10,230,000	10,230,000
Cebu 7th District Engineering Office	120,000,000	120,000,000
Cebu City District Engineering Office	6,273,000	6,273,000
Negros Oriental 1st District Engineering Office	29,010,000	29,010,000
Negros Oriental 2nd District Engineering Office	47,500,000	47,500,000
Negros Oriental 3rd District Engineering Office	80,000,000	80,000,000
Siquijor District Engineering Office	68,841,000	68,841,000
Region VIII - Eastern Visayas	438,115,000	438,115,000

Biliran District Engineering Office	95,000,000	95,000,000
Eastern Samar District Engineering Office	27,555,000	27,555,000
Leyte 1st District Engineering Office	20,000,000	20,000,000
Leyte 4th District Engineering Office	30,000,000	30,000,000
Leyte 5th District Engineering Office	40,000,000	40,000,000
Northern Samar 1st District Engineering Office	20,841,000	20,841,000
Samar 1st District Engineering Office	60,599,000	60,599,000
Samar 2nd District Engineering Office	59,007,000	59,007,000
Southern Leyte District Engineering Office	65,000,000	65,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	137
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Tacloban City District Engineering Office	20,113,000	20,113,000
Region IX - Zamboanga Peninsula	615,770,000	615,770,000

Isabela City District Engineering Office	13,886,000	13,886,000
Zamboanga del Norte 1st District Engineering Office	40,000,000	40,000,000
Zamboanga del Norte 2nd District Engineering Office	10,000,000	10,000,000
Zamboanga del Norte 3rd District Engineering Office	15,000,000	15,000,000
Zamboanga del Sur 1st District Engineering Office	39,709,000	39,709,000
Zamboanga del Sur 2nd District Engineering Office	60,997,000	60,997,000
Zamboanga Sibugay 1st District Engineering Office	371,040,000	371,040,000
Zamboanga Sibugay 2nd District Engineering Office	65,138,000	65,138,000
Region X - Northern Mindanao	447,625,000	447,625,000

Bukidnon 1st District Engineering Office	20,000,000	20,000,000
Camiguin District Engineering Office	20,000,000	20,000,000
Lanao del Norte 1st District Engineering Office	47,250,000	47,250,000
Lanao del Norte 2nd District Engineering Office	10,000,000	10,000,000
Misamis Occidental 2nd District Engineering Office	100,000,000	100,000,000
Misamis Occidental District Engineering Office	187,500,000	187,500,000
Misamis Oriental 1st District Engineering Office	62,875,000	62,875,000
Region XI - Davao	585,616,000	585,616,000

Davao de Oro District Engineering Office	154,873,000	154,873,000
Davao City 2nd District Engineering Office	10,000,000	10,000,000
Davao City District Engineering Office	122,838,000	122,838,000

138	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Davao del Norte District Engineering Office	73,286,000	73,286,000
Davao del Sur District Engineering Office	10,369,000	10,369,000
Davao Oriental 1st District Engineering Office	84,250,000	84,250,000
Davao Oriental 2nd District Engineering Office	130,000,000	130,000,000
Region XII - SOCCSKSARGEN	483,673,000	483,673,000

Cotabato 1st District Engineering Office	181,632,000	181,632,000
Cotabato 2nd District Engineering Office	56,641,000	56,641,000
Cotabato 3rd District Engineering Office	10,000,000	10,000,000
Sarangani District Engineering Office	35,000,000	35,000,000
South Cotabato District Engineering Office	10,000,000	10,000,000
South Cotabato 2nd District Engineering Office	125,454,000	125,454,000
Sultan Kudarat 1st District Engineering Office	21,000,000	21,000,000
Sultan Kudarat 2nd District Engineering Office	43,946,000	43,946,000
Region XIII - Caraga	198,580,000	198,580,000

Agusan del Norte District Engineering Office	30,806,000	30,806,000
Agusan del Sur 2nd District Engineering Office	12,500,000	12,500,000
Butuan City District Engineering Office	22,500,000	22,500,000
Dinagat Islands District Engineering Office	30,000,000	30,000,000
Surigao del Sur 1st District Engineering Office	41,358,000	41,358,000
Surigao del Sur 2nd District Engineering Office	61,416,000	61,416,000
Construction/Improvement of Access Roads leading to Trades, Industries and Economic Zones	9,170,579,000	9,170,579,000

JANUARY 3, 2022	OFFICIAL GAZETTE	139
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Construction/Improvement of Access Roads leading to Trades, Industries and Economic Zones (Roads Leveraging Linkages for Industry and Trade Infrastructure Program - (ROLL-IT)	9,170,579,000	9,170,579,000

National Capital Region (NCR)	4,835,459,000	4,835,459,000

Central Office	4,835,459,000	4,835,459,000
Region I - Ilocos	36,521,000	36,521,000

Ilocos Norte 1st District Engineering Office	11,521,000	11,521,000
Ilocos Sur 2nd District Engineering Office	10,000,000	10,000,000
La Union 2nd District Engineering Office	10,000,000	10,000,000
Pangasinan 2nd District Engineering Office	5,000,000	5,000,000
Cordillera Administrative Region (CAR)	494,223,000	494,223,000

Abra District Engineering Office	27,345,000	27,345,000
Apayao 1st District Engineering Office	49,214,000	49,214,000
Apayao 2nd District Engineering Office	101,520,000	101,520,000
Benguet 1st District Engineering Office	57,800,000	57,800,000
Benguet 2nd District Engineering Office	21,394,000	21,394,000
Ifugao 2nd District Engineering Office	20,023,000	20,023,000
Lower Kalinga District Engineering Office	23,523,000	23,523,000
Mountain Province First District Engineerimg Office	65,000,000	65,000,000
Mountain Province Second District Engineerimg Office	48,522,000	48,522,000
Upper Kalinga District Engineering Office	79,882,000	79,882,000
Region II - Cagayan Valley	788,309,000	788,309,000

Cagayan 1st District Engineering Office	90,000,000	90,000,000
Cagayan 2nd District Engineering Office	335,201,000	335,201,000
Cagayan 3rd District Engineering Office	45,000,000	45,000,000
Isabela 3rd District Engineering Office	100,124,000	100,124,000
Isabela 4th District Engineering Office	10,000,000	10,000,000
Nueva Vizcaya 2nd District Engineering Office	50,000,000	50,000,000
Nueva Vizcaya District Engineering Office	22,484,000	22,484,000

140	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Quirino District Engineering Office	135,500,000	135,500,000
Region III - Central Luzon	163,561,000	163,561,000

Aurora District Engineering Office	5,000,000	5,000,000
Bataan 1st District Engineering Office	50,000,000	50,000,000
Bataan 2nd District Engineering Office	30,000,000	30,000,000
Bulacan 1st District Engineering Office	6,000,000	6,000,000
Pampanga 3rd District Engineering Office	72,561,000	72,561,000
Region IVA - CALABARZON	32,500,000	32,500,000

Quezon 4th District Engineering Office	32,500,000	32,500,000
Region IVB - MIMAROPA	238,900,000	238,900,000

Palawan 1st District Engineering Office	100,000,000	100,000,000
Palawan 2nd District Engineering Office	20,000,000	20,000,000
Palawan 3rd District Engineering Office	118,900,000	118,900,000
Region V - Bicol	100,000,000	100,000,000

Albay 1st District Engineering Office	20,000,000	20,000,000
Albay 2nd District Engineering Office	10,000,000	10,000,000
Camarines Norte District Engineering Office	20,000,000	20,000,000
Camarines Sur 2nd District Engineering Office	50,000,000	50,000,000
Region VI - Western Visayas	45,138,000	45,138,000

Antique District Engineering Office	30,000,000	30,000,000
Iloilo 3rd District Engineering Office	15,138,000	15,138,000
Region VII - Central Visayas	463,518,000	463,518,000

Bohol 1st District Engineering Office	120,000,000	120,000,000
Bohol 2nd District Engineering Office	45,800,000	45,800,000
Bohol 3rd District Engineering Office	104,653,000	104,653,000
Cebu 3rd District Engineering Office	77,500,000	77,500,000
Cebu 4th District Engineering Office	10,000,000	10,000,000
Cebu 5th District Engineering Office	15,000,000	15,000,000
Negros Oriental 1st District Engineering Office	57,565,000	57,565,000

JANUARY 3, 2022	OFFICIAL GAZETTE	141
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Siquijor District Engineering Office	33,000,000	33,000,000
Region VIII - Eastern Visayas	110,000,000	110,000,000

Biliran District Engineering Office	100,000,000	100,000,000
Leyte 2nd District Engineering Office	10,000,000	10,000,000
Region IX - Zamboanga Peninsula	541,062,000	541,062,000

Zamboanga City District Engineering Office	50,000,000	50,000,000
Zamboanga del Norte 1st District Engineering Office	51,247,000	51,247,000
Zamboanga del Norte 2nd District Engineering Office	102,337,000	102,337,000
Zamboanga del Norte 3rd District Engineering Office	152,478,000	152,478,000
Zamboanga del Sur 1st District Engineering Office	35,000,000	35,000,000
Zamboanga Sibugay 1st District Engineering Office	90,000,000	90,000,000
Zamboanga Sibugay 2nd District Engineering Office	60,000,000	60,000,000
Region X - Northern Mindanao	374,264,000	374,264,000

Bukidnon 1st District Engineering Office	10,000,000	10,000,000
Bukidnon 2nd District Engineering Office	100,000,000	100,000,000
Bukidnon 3rd District Engineering Office	110,143,000	110,143,000
Camiguin District Engineering Office	20,000,000	20,000,000
Lanao del Norte 2nd District Engineering Office	61,996,000	61,996,000
Misamis Occidental 2nd District Engineering Office	30,000,000	30,000,000
Misamis Oriental 1st District Engineering Office	37,125,000	37,125,000
Misamis Oriental 2nd District Engineering Office	5,000,000	5,000,000
Region XI - Davao	393,663,000	393,663,000

Davao de Oro District Engineering Office	128,137,000	128,137,000

142	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Davao City 2nd District Engineering Office	10,000,000	10,000,000
Davao City District Engineering Office	60,000,000	60,000,000
Davao del Norte District Engineering Office	39,000,000	39,000,000
Davao del Sur District Engineering Office	9,000,000	9,000,000
Davao Oriental 1st District Engineering Office	70,000,000	70,000,000
Davao Oriental 2nd District Engineering Office	77,526,000	77,526,000
Region XII - SOCCSKSARGEN	504,841,000	504,841,000

Cotabato 1st District Engineering Office	52,007,000	52,007,000
Cotabato 2nd District Engineering Office	20,000,000	20,000,000
Cotabato 3rd District Engineering Office	155,015,000	155,015,000
Sarangani District Engineering Office	77,591,000	77,591,000
South Cotabato 2nd District Engineering Office	30,000,000	30,000,000
South Cotabato District Engineering Office	46,174,000	46,174,000
Sultan Kudarat 1st District Engineering Office	98,000,000	98,000,000
Sultan Kudarat 2nd District Engineering Office	26,054,000	26,054,000
Region XIII - Caraga	48,620,000	48,620,000

Agusan del Norte District Engineering Office	10,000,000	10,000,000
Agusan del Sur 2nd District Engineering Office	21,120,000	21,120,000
Butuan City District Engineering Office	7,500,000	7,500,000
Dinagat Islands District Engineering Office	10,000,000	10,000,000
Construction/Rehabilitation of Water Supply/ Septage and Sewerage/Rain Water Collector Systems	4,254,139,000	4,254,139,000

Construction/Rehabilitation of Water Supply/ Septage and Sewerage/Rain Water Collector	4,254,139,000	4,254,139,000

JANUARY 3, 2022	OFFICIAL GAZETTE	143
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

National Capital Region (NCR)	2,035,088,000	2,035,088,000

Central Office	2,025,088,000	2,025,088,000
Metro Manila 1st District Engineering Office	10,000,000	10,000,000
Region I - Ilocos	20,000,000	20,000,000

La Union 2nd District Engineering Office	20,000,000	20,000,000
Cordillera Administrative Region (CAR)	417,437,000	417,437,000

Benguet 1st District Engineering Office	108,000,000	108,000,000
Benguet 2nd District Engineering Office	103,000,000	103,000,000
Ifugao 2nd District Engineering Office	34,000,000	34,000,000
Lower Kalinga District Engineering Office	43,000,000	43,000,000
Mountain Province 2nd District Engineering Office	20,000,000	20,000,000
Mountain Province First District Engineering Office	67,437,000	67,437,000
Upper Kalinga District Engineering Office	42,000,000	42,000,000
Region II - Cagayan	70,000,000	70,000,000

Batanes District Engineering Office	40,000,000	40,000,000
Isabela 3rd District Engineering Office	30,000,000	30,000,000
Region III - Central Luzon	30,000,000	30,000,000

Aurora District Engineering Office	20,000,000	20,000,000
Nueva Ecija 1st District Engineering Office	10,000,000	10,000,000
Region IVA - CALABARZON	50,000,000	50,000,000

Batangas 2nd District Engineering Office	10,000,000	10,000,000
Batangas 3rd District Engineering Office	5,000,000	5,000,000
Batangas 4th District Engineering Office	25,000,000	25,000,000

144	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Quezon 1st District Engineering Office	10,000,000	10,000,000
Region IVB - MIMAROPA	110,000,000	110,000,000

Romblon District Engineering Office	110,000,000	110,000,000
Region V - Bicol	285,000,000	285,000,000

Albay 2nd District Engineering Office	205,000,000	205,000,000
Albay 3rd District Engineering Office	30,000,000	30,000,000
Catanduanes District Engineering Office	50,000,000	50,000,000
Region VII - Central Visayas	407,114,000	407,114,000

Bohol 1st District Engineering Office	30,000,000	30,000,000
Bohol 2nd District Engineering Office	120,000,000	120,000,000
Bohol 3rd District Engineering Office	137,114,000	137,114,000
Cebu 4th District Engineering Office	100,000,000	100,000,000
Cebu 7th District Engineering Office	20,000,000	20,000,000
Region VIII - Eastern Visayas	290,000,000	290,000,000

Leyte 1st District Engineering Office	98,000,000	98,000,000
Leyte 5th District Engineering Office	142,000,000	142,000,000
Samar 1st District Engineering Office	50,000,000	50,000,000
Region IX - Zamboanga Peninsula	99,000,000	99,000,000

Zamboanga del Norte 3rd District Engineering Office	4,000,000	4,000,000
Zamboanga del Sur 1st District Engineering Office	35,000,000	35,000,000
Zamboanga Sibugay 1st District Engineering Office	50,000,000	50,000,000
Zamboanga Sibugay 2nd District Engineering Office	10,000,000	10,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	145
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region X - Northern Mindanao	260,000,000	260,000,000

Bukidnon 3rd District Engineering Office	50,000,000	50,000,000
Misamis Occidental 2nd District Engineering Office	130,000,000	130,000,000
Misamis Oriental 2nd District Engineering Office	80,000,000	80,000,000
Region XI - Davao	155,500,000	155,500,000

Davao City 2nd District Engineering Office	52,000,000	52,000,000
Davao City District Engineering Office	63,500,000	63,500,000
Davao De Oro District Engineering Office	20,000,000	20,000,000
Davao Occidental District Engineering Office	5,000,000	5,000,000
Davao Oriental 1st District Engineering Office	15,000,000	15,000,000
Region XII - SOCCSKSARGEN	25,000,000	25,000,000

Cotabato 1st District Engineering Office	5,000,000	5,000,000
Cotabato 2nd District Engineering Office	10,000,000	10,000,000
Cotabato 3rd District Engineering Office	10,000,000	10,000,000
Construction/Improvement of Various Infrastructure in Support of National Security	7,437,471,000	7,437,471,000

Construction/Improvement of Various Infrastructure in Support of National Security (Tatag ng Imprastraktura para sa Kapayapaan at Seguridad Program - TIKAS)	7,437,471,000	7,437,471,000

National Capital Region (NCR)	4,406,797,000	4,406,797,000

Central Office	3,581,895,000	3,581,895,000
Metro Manila 1st District Engineering Office	309,896,000	309,896,000
Metro Manila 3rd District Engineering Office	12,000,000	12,000,000
North Manila District Engineering Office	100,000,000	100,000,000

146	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Quezon City 2nd District Engineering Office	233,906,000	233,906,000
South Manila District Engineering Office	169,100,000	169,100,000
Region I - Ilocos	77,500,000	77,500,000

La Union 1st District Engineering Office	52,500,000	52,500,000
Pangasinan 2nd District Engineering Office	25,000,000	25,000,000
Cordillera Administrative Region - (CAR)	210,700,000	210,700,000

Baguio City District Engineering Office	120,700,000	120,700,000
Benguet 1st District Engineering Office	40,000,000	40,000,000
Ifugao 1st District Engineering Office	50,000,000	50,000,000
Region II - Cagayan Valley	319,185,000	319,185,000

Cagayan 1st District Engineering Office	159,185,000	159,185,000
Cagayan 2nd District Engineering Office	65,000,000	65,000,000
Cagayan 3rd District Engineering Office	25,000,000	25,000,000
Isabela 1st District Engineering Office	10,000,000	10,000,000
Isabela 4th District Engineering Office	60,000,000	60,000,000
Region III - Central Luzon	817,400,000	817,400,000

Bulacan 2nd District Engineering Office	82,000,000	82,000,000
Nueva Ecija 2nd District Engineering Office	304,400,000	304,400,000
Pampanga 1st District Engineering Office	40,000,000	40,000,000
Pampanga 2nd District Engineering Office	70,000,000	70,000,000
Tarlac 2nd District Engineering Office	78,000,000	78,000,000
Tarlac District Engineering Office	73,000,000	73,000,000
Zambales 1st District Engineering Office	170,000,000	170,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	147
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region IVA - CALABARZON	450,299,000	450,299,000

Batangas 2nd District Engineering Office	15,000,000	15,000,000
Batangas 4th District Engineering Office	45,000,000	45,000,000
Cavite 2nd District Engineering Office	100,000,000	100,000,000
Cavite District Engineering Office	176,027,000	176,027,000
Laguna 2nd District Engineering Office	11,772,000	11,772,000
Quezon 2nd District Engineering Office	85,000,000	85,000,000
Quezon 4th District Engineering Office	17,500,000	17,500,000
Region IVB - MIMAROPA	90,000,000	90,000,000

Palawan 3rd District Engineering Office	90,000,000	90,000,000
Region V - Bicol	170,667,000	170,667,000

Camarines Norte District Engineering Office	25,000,000	25,000,000
Camarines Sur 3rd District Engineering Office	110,667,000	110,667,000
Sorsogon District Engineering Office	35,000,000	35,000,000
Region VI - Western Visayas	55,000,000	55,000,000

Bacolod City District Engineering Office	10,000,000	10,000,000
Capiz 2nd District Engineering Office	10,000,000	10,000,000
Iloilo 2nd District Engineering Office	20,000,000	20,000,000
Negros Occidental 2nd District Engineering Office	15,000,000	15,000,000
Region VII - Central Visayas	95,996,000	95,996,000

Bohol 2nd District Engineering Office	10,000,000	10,000,000
Cebu 1st District Engineering Office	30,000,000	30,000,000

148	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Cebu 6th District Engineering Office	50,000,000	50,000,000
Cebu City District Engineering Office	5,996,000	5,996,000
Region VIII - Eastern Visayas	23,000,000	23,000,000

Leyte 4th District Engineering Office	10,000,000	10,000,000
Samar 1st District Engineering Office	5,000,000	5,000,000
Samar 2nd District Engineering Office	8,000,000	8,000,000
Region IX - Zamboanga Peninsula	226,427,000	226,427,000

Zamboanga City District Engineering Office	18,427,000	18,427,000
Zamboanga Sibugay 1st District Engineering Office	208,000,000	208,000,000
Region X - Northern Mindanao	73,000,000	73,000,000

Bukidnon 1st District Engineering Office	3,000,000	3,000,000
Bukidnon 3rd District Engineering Office	10,000,000	10,000,000
Cagayan de Oro City 1st District Engineering Office	30,000,000	30,000,000
Lanao del Norte 2nd District Engineering Office	30,000,000	30,000,000
Region XI - Davao	262,000,000	262,000,000

Davao de Oro District Engineering Office	57,000,000	57,000,000
Davao City District Engineering Office	195,000,000	195,000,000
Davao del Norte District Engineering Office	5,000,000	5,000,000
Davao Oriental 2nd District Engineering Office	5,000,000	5,000,000
Region XII - SOCCSKSARGEN	132,000,000	132,000,000

Sarangani District Engineering Office	25,000,000	25,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	149
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

South Cotabato District Engineering Office	107,000,000	107,000,000
Region XIII - Caraga	27,500,000	27,500,000

Butuan City District Engineering Office	10,000,000	10,000,000
Surigao del Sur 1st District Engineering Office	17,500,000	17,500,000
Construction/Improvement of Access Roads leading to Railway Stations (Kalsada Tungo sa Paliparan, Riles at Daungan Program - KATUPARAN)	139,550,000	139,550,000

Construction/Improvement of Access Roads leading to Railway Stations (Kalsada Tungo sa Paliparan, Riles at Daungan Program - KATUPARAN)	139,550,000	139,550,000

National Capital Region	35,550,000	35,550,000

Central Office	35,550,000	35,550,000
Region XI - Davao	104,000,000	104,000,000

Davao City District Engineering Office	100,000,000	100,000,000
Davao del Norte District Engineering Office	4,000,000	4,000,000
Improvement of Capacity of Provincial Bridges along Provincial Roads (Provincial Bridges for Economic Development-PROBRED)	553,160,000	553,160,000

Improvement of Capacity of Provincial Bridges along Provincial Roads (Provincial Bridges for Economic Development-PROBRED)	553,160,000	553,160,000

National Capital Region (NCR)	503,160,000	503,160,000

Central Office	503,160,000	503,160,000
Region IVA - CALABARZON	50,000,000	50,000,000

Batangas 4th District Engineering Office	50,000,000	50,000,000
Construction/Rehabilitation/Improvement of Facilities for Persons with Disabilities (PWD) and Elderlies/Senior Citizens, including Gender-Responsive Facilities	480,000,000	480,000,000

Construction/Rehabilitation/Improvement of Facilities for Persons with Disabilities (PWD) and Elderlies/Senior Citizens, including Gender-Responsive Facilities	480,000,000	480,000,000

National Capital Region (NCR)	480,000,000	480,000,000

Central Office	480,000,000	480,000,000
Special Road Fund - Motor Vehicle User’s Charge (MVUC) as per R.A. 11239	13,910,149,000	13,910,149,000

150	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Special Road Fund - Motor Vehicle User’s Charge (MVUC) as per R.A. 11239	13,910,149,000	13,910,149,000

National Capital Region (NCR)	8,984,286,000	8,984,286,000

Central Office	8,611,516,000	8,611,516,000
Las Piñas-Muntinlupa District Engineering Office	54,270,000	54,270,000
Metro Manila 3rd District Engineering Office	55,500,000	55,500,000
Quezon City 1st District Engineering Office	205,000,000	205,000,000
Quezon City 2nd District Engineering Office	23,000,000	23,000,000
South Manila District Engineering Office	35,000,000	35,000,000
Region I - Ilocos	175,000,000	175,000,000

Ilocos Norte 2nd District Engineering Office	25,000,000	25,000,000
Ilocos Sur 2nd District Engineering Office	50,000,000	50,000,000
Pangasinan 3rd District Engineering Office	100,000,000	100,000,000
Cordillera Administrative Region - (CAR)	541,625,000	541,625,000

Abra District Engineering Office	312,000,000	312,000,000
Baguio City District Engineering Office	125,000,000	125,000,000
Ifugao 2nd District Engineering Office	4,625,000	4,625,000
Upper Kalinga District Engineering Office	100,000,000	100,000,000
Region II - Cagayan Valley	50,086,000	50,086,000

Isabela 1st District Engineering Office	5,000,000	5,000,000
Isabela 4th District Engineering Office	10,000,000	10,000,000
Nueva Vizcaya District Engineering Office	35,086,000	35,086,000
Region III - Central Luzon	467,350,000	467,350,000

Bulacan 2nd District Engineering Office	76,300,000	76,300,000
Nueva Ecija 2nd District Engineering Office	42,168,000	42,168,000

JANUARY 3, 2022	OFFICIAL GAZETTE	151
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Pampanga 3rd District Engineering Office	98,000,000	98,000,000
Tarlac District Engineering Office	160,000,000	160,000,000
Tarlac 2nd District Engineering Office	90,882,000	90,882,000
Region IVA - CALABARZON	1,895,874,000	1,895,874,000

Batangas 1st District Engineering Office	9,219,000	9,219,000
Batangas 2nd District Engineering Office	25,000,000	25,000,000
Batangas 3rd District Engineering Office	33,271,000	33,271,000
Batangas 4th District Engineering Office	360,900,000	360,900,000
Cavite District Engineering Office	31,800,000	31,800,000
Cavite Third District Engineering Office	105,769,000	105,769,000
Laguna 1st District Engineering Office	127,302,000	127,302,000
Laguna 2nd District Engineering Office	68,754,000	68,754,000
Laguna 3rd District Engineering Office	142,610,000	142,610,000
Quezon 1st District Engineering Office	230,733,000	230,733,000
Quezon 2nd District Engineering Office	382,317,000	382,317,000
Quezon 3rd District Engineering Office	31,121,000	31,121,000
Quezon 4th District Engineering Office	199,318,000	199,318,000
Rizal 1st District Engineering Office	147,760,000	147,760,000
Region IVB - MIMAROPA	418,978,000	418,978,000

Marinduque District Engineering Office	200,000,000	200,000,000
Palawan 2nd District Engineering Office	121,227,000	121,227,000

152	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Palawan 3rd District Engineering Office	75,751,000	75,751,000
Romblon District Engineering Office	22,000,000	22,000,000
Region V - Bicol	239,000,000	239,000,000

Albay 1st District Engineering Office	61,000,000	61,000,000
Albay 2nd District Engineering Office	98,000,000	98,000,000
Catanduanes District Engineering Office	30,000,000	30,000,000
Sorsogon District Engineering Office	50,000,000	50,000,000
Region VI - Western Visayas	147,504,000	147,504,000

Antique District Engineering Office	17,504,000	17,504,000
Iloilo 1st District Engineering Office	40,000,000	40,000,000
Iloilo 4th District Engineering Office	10,000,000	10,000,000
Iloilo City District Engineering Office	10,000,000	10,000,000
Negros Occidental 1st District Engineering Office	30,000,000	30,000,000
Negros Occidental 2nd District Engineering Office	40,000,000	40,000,000
Region VII - Central Visayas	370,121,000	370,121,000

Bohol 1st District Engineering Office	30,000,000	30,000,000
Bohol 3rd District Engineering Office	50,000,000	50,000,000
Cebu 7th District Engineering Office	100,000,000	100,000,000
Negros Oriental 2nd District Engineering Office	190,121,000	190,121,000
Region VIII - Eastern Visayas	276,000,000	276,000,000

Leyte 1st District Engineering Office	20,000,000	20,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	153
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Leyte 4th District Engineering Office	64,000,000	64,000,000
Leyte 5th District Engineering Office	24,000,000	24,000,000
Northern Samar 1st District Engineering Office	168,000,000	168,000,000
Region XI - Davao	307,800,000	307,800,000

Davao City District Engineering Office	128,800,000	128,800,000
Davao City 2nd District Engineering Office	44,000,000	44,000,000
Davao del Sur District Engineering Office	125,000,000	125,000,000
Davao Oriental 2nd District Engineering Office	10,000,000	10,000,000
Region XII - SOCCSKSARGEN	10,000,000	10,000,000

South Cotabato 2nd District Engineering Office	10,000,000	10,000,000
Region XIII - Caraga	26,525,000	26,525,000

Dinagat Islands District Engineering Office	26,525,000	26,525,000
Sustainable Infrastructure Projects Alleviating Gaps (SIPAG)- Access Roads and/or Bridges from the National Road/s leading to Major/Strategic Public Buildings/Facilities	102,957,711,000	102,957,711,000

Sustainable Infrastructure Projects Alleviating Gaps (SIPAG)- Access Roads and/or Bridges from the National Road/s leading to Major/Strategic Public Buildings/Facilities	102,957,711,000	102,957,711,000

National Capital Region (NCR)	69,095,450,000	69,095,450,000

Central Office	65,419,350,000	65,419,350,000
Las Piñas-Muntinlupa District Engineering Office	455,597,000	455,597,000
Malabon-Navotas District Engineering Office	152,000,000	152,000,000
Metro Manila 1st District Engineering Office	557,000,000	557,000,000
Metro Manila 2nd District Engineering Office	75,000,000	75,000,000
Metro Manila 3rd District Engineering Office	1,097,824,000	1,097,824,000

154	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

North Manila District Engineering Office	48,700,000	48,700,000
Quezon City 1st District Engineering Office	652,455,000	652,455,000
Quezon City 2nd District Engineering Office	392,880,000	392,880,000
South Manila District Engineering Office	244,644,000	244,644,000
Region I - Ilocos	1,785,606,000	1,785,606,000

Ilocos Norte 1st District Engineering Office	441,106,000	441,106,000
Ilocos Sur 1st District Engineering Office	84,500,000	84,500,000
Ilocos Sur 2nd District Engineering Office	217,000,000	217,000,000
La Union 1st District Engineering Office	80,000,000	80,000,000
La Union 2nd District Engineering Office	370,000,000	370,000,000
Pangasinan 1st District Engineering Office	110,000,000	110,000,000
Pangasinan 2nd District Engineering Office	235,000,000	235,000,000
Pangasinan 3rd District Engineering Office	195,000,000	195,000,000
Pangasinan 4th District Engineering Office	53,000,000	53,000,000
Cordillera Administrative Region (CAR)	3,094,000,000	3,094,000,000

Abra District Engineering Office	2,579,000,000	2,579,000,000
Benguet 1st District Engineering Office	279,000,000	279,000,000
Benguet 2nd District Engineering Office	163,000,000	163,000,000
Lower Kalinga District Engineering Office	33,000,000	33,000,000
Mountain Province First District Engineering Office	40,000,000	40,000,000
Region II - Cagayan Valley	1,293,374,000	1,293,374,000

JANUARY 3, 2022	OFFICIAL GAZETTE	155
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Batanes District Engineering Office	10,000,000	10,000,000
Cagayan 1st District Engineering Office	195,000,000	195,000,000
Cagayan 2nd District Engineering Office	18,000,000	18,000,000
Cagayan 3rd District Engineering Office	179,447,000	179,447,000
Isabela 1st District Engineering Office	75,000,000	75,000,000
Isabela 2nd District Engineering Office	125,127,000	125,127,000
Isabela 3rd District Engineering Office	244,000,000	244,000,000
Isabela 4th District Engineering Office	217,000,000	217,000,000
Nueva Vizcaya District Engineering Office	69,800,000	69,800,000
Quirino District Engineering Office	160,000,000	160,000,000
Region III - Central Luzon	3,794,401,000	3,794,401,000

Aurora District Engineering Office	423,000,000	423,000,000
Bataan 1st District Engineering Office	70,000,000	70,000,000
Bataan 2nd District Engineering Office	70,000,000	70,000,000
Bulacan 1st District Engineering Office	475,000,000	475,000,000
Bulacan 2nd District Engineering Office	531,000,000	531,000,000
Nueva Ecija 1st District Engineering Office	520,700,000	520,700,000
Nueva Ecija 2nd District Engineering Office	17,000,000	17,000,000
Pampanga 1st District Engineering Office	1,009,000,000	1,009,000,000
Pampanga 2nd District Engineering Office	15,000,000	15,000,000
Pampanga 3rd District Engineering Office	120,000,000	120,000,000

156	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Tarlac 2nd District Engineering Office	103,492,000	103,492,000
Tarlac District Engineering Office	295,209,000	295,209,000
Zambales 1st District Engineering Office	105,000,000	105,000,000
Zambales 2nd District Engineering Office	40,000,000	40,000,000
Region IVA - CALABARZON	3,462,602,000	3,462,602,000

Batangas 1st District Engineering Office	17,000,000	17,000,000
Batangas 2nd District Engineering Office	210,000,000	210,000,000
Batangas 3rd District Engineering Office	35,000,000	35,000,000
Batangas 4th District Engineering Office	100,000,000	100,000,000
Cavite 2nd District Engineering Office	284,200,000	284,200,000
Cavite District Engineering Office	707,000,000	707,000,000
Cavite Third District Engineering Office	439,852,000	439,852,000
Laguna 1st District Engineering Office	82,850,000	82,850,000
Laguna 2nd District Engineering Office	263,000,000	263,000,000
Laguna 3rd District Engineering Office	191,000,000	191,000,000
Quezon 1st District Engineering Office	62,000,000	62,000,000
Quezon 2nd District Engineering Office	127,700,000	127,700,000
Quezon 3rd District Engineering Office	239,000,000	239,000,000
Quezon 4th District Engineering Office	479,000,000	479,000,000
Rizal 1st District Engineering Office	165,000,000	165,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	157
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Rizal 2nd District Engineering Office	60,000,000	60,000,000
Region IVB - MIMAROPA	2,583,135,000	2,583,135,000

Marinduque District Engineering Office	376,000,000	376,000,000
Mindoro Occidental District Engineering Office	245,000,000	245,000,000
Mindoro Oriental District Engineering Office	347,223,000	347,223,000
Palawan 1st District Engineering Office	995,813,000	995,813,000
Palawan 2nd District Engineering Office	163,155,000	163,155,000
Palawan 3rd District Engineering Office	5,000,000	5,000,000
Romblon District Engineering Office	337,000,000	337,000,000
Southern Mindoro District Engineering Office	113,944,000	113,944,000
Region V - Bicol	4,664,500,000	4,664,500,000

Albay 1st District Engineering Office	130,000,000	130,000,000
Albay 2nd District Engineering Office	937,500,000	937,500,000
Albay 3rd District Engineering Office	545,000,000	545,000,000
Camarines Norte District Engineering Office	1,255,000,000	1,255,000,000
Camarines Sur 2nd District Engineering Office	636,000,000	636,000,000
Camarines Sur 3rd District Engineering Office	50,000,000	50,000,000
Camarines Sur 4th District Engineering Office	162,000,000	162,000,000
Camarines Sur 5th District Engineering Office	120,000,000	120,000,000
Catanduanes District Engineering Office	330,000,000	330,000,000
Masbate 1st District Engineering Office	110,000,000	110,000,000
Masbate 2nd District Engineering Office	14,000,000	14,000,000

158	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Sorsogon 2nd District Engineering Office	335,000,000	335,000,000
Sorsogon District Engineering Office	40,000,000	40,000,000
Region VI - Western Visayas	843,243,000	843,243,000

Aklan District Engineering Office	35,000,000	35,000,000
Antique District Engineering Office	227,000,000	227,000,000
Bacolod City District Engineering Office	115,000,000	115,000,000
Guimaras District Engineering Office	40,000,000	40,000,000
Iloilo 1st District Engineering Office	50,000,000	50,000,000
Iloilo 2nd District Engineering Office	49,929,000	49,929,000
Iloilo 4th District Engineering Office	89,000,000	89,000,000
Negros Occidental 1st District Engineering Office	49,000,000	49,000,000
Negros Occidental 2nd District Engineering Office	113,314,000	113,314,000
Negros Occidental 3rd District Engineering Office	75,000,000	75,000,000
Region VII - Central Visayas	2,108,529,000	2,108,529,000

Bohol 1st District Engineering Office	365,000,000	365,000,000
Bohol 2nd District Engineering Office	175,000,000	175,000,000
Bohol 3rd District Engineering Office	750,000,000	750,000,000
Cebu 2nd District Engineering Office	20,000,000	20,000,000
Cebu 3rd District Engineering Office	40,000,000	40,000,000
Cebu 4th District Engineering Office	115,000,000	115,000,000
Cebu 5th District Engineering Office	30,000,000	30,000,000
Cebu 6th District Engineering Office	135,529,000	135,529,000
Cebu 7th District Engineering Office	100,000,000	100,000,000
Cebu City District Engineering Office	55,000,000	55,000,000
Negros Oriental 1st District Engineering Office	205,000,000	205,000,000
Negros Oriental 2nd District Engineering Office	103,000,000	103,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	159
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Negros Oriental 3rd District Engineering Office	15,000,000	15,000,000
Region VIII - Eastern Visayas	1,593,626,000	1,593,626,000

Biliran District Engineering Office	20,000,000	20,000,000
Eastern Samar District Engineering Office	400,000,000	400,000,000
Leyte 1st District Engineering Office	45,000,000	45,000,000
Leyte 3rd District Engineering Office	503,626,000	503,626,000
Leyte 4th District Engineering Office	130,000,000	130,000,000
Leyte 5th District Engineering Office	155,000,000	155,000,000
Northern Samar 2nd District Engineering Office	65,000,000	65,000,000
Samar 1st District Engineering Office	20,000,000	20,000,000
Samar 2nd District Engineering Office	20,000,000	20,000,000
Southern Leyte District Engineering Office	145,000,000	145,000,000
Tacloban City District Engineering Office	90,000,000	90,000,000
Region IX - Zamboanga Peninsula	1,474,500,000	1,474,500,000

Isabela City District Engineering Office	40,000,000	40,000,000
Zamboanga del Norte 1st District Engineering Office	100,000,000	100,000,000
Zamboanga del Norte 2nd District Engineering Office	27,000,000	27,000,000
Zamboanga del Sur 1st District Engineering Office	912,500,000	912,500,000
Zamboanga del Sur 2nd District Engineering Office	365,000,000	365,000,000
Zamboanga Sibugay 2nd District Engineering Office	30,000,000	30,000,000
Region X - Northern Mindanao	1,658,000,000	1,658,000,000

Bukidnon 1st District Engineering Office	240,000,000	240,000,000
Bukidnon 2nd District Engineering Office	310,000,000	310,000,000
Lanao del Norte 1st District Engineering Office	70,000,000	70,000,000

160	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Lanao del Norte 2nd District Engineering Office	170,000,000	170,000,000
Misamis Occidental 2nd District Engineering Office	553,000,000	553,000,000
Misamis Oriental 1st District Engineering Office	45,000,000	45,000,000
Misamis Oriental 2nd District Engineering Office	270,000,000	270,000,000
Region XI - Davao	3,639,452,000	3,639,452,000

Davao de Oro District Engineering Office	570,000,000	570,000,000
Davao City District Engineering Office	1,053,000,000	1,053,000,000
Davao City 2nd District Engineering Office	878,000,000	878,000,000
Davao del Norte District Engineering Office	588,452,000	588,452,000
Davao del Sur District Engineering Office	180,000,000	180,000,000
Davao Occidental District Engineering Office	10,000,000	10,000,000
Davao Oriental 1st District Engineering Office	190,000,000	190,000,000
Davao Oriental 2nd District Engineering Office	170,000,000	170,000,000
Region XII - SOCCSKSARGEN	1,255,793,000	1,255,793,000

Cotabato 1st District Engineering Office	380,000,000	380,000,000
Cotabato 2nd District Engineering Office	415,000,000	415,000,000
Cotabato 3rd District Engineering Office	100,000,000	100,000,000
Sarangani District Engineering Office	317,000,000	317,000,000
Sultan Kudarat 2nd District Engineering Office	43,793,000	43,793,000
Region XIII - Caraga	611,500,000	611,500,000

Agusan del Norte District Engineering Office	100,000,000	100,000,000
Agusan del Sur 1st District Engineering Office	50,000,000	50,000,000
Agusan del Sur 2nd District Engineering Office	80,000,000	80,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	161
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Butuan City District Engineering Office	20,000,000	20,000,000
Dinagat Islands District Engineering Office	159,500,000	159,500,000
Surigao del Norte 1st District Engineering Office (formerly Surigao del Norte 2nd District Engineering Office)	5,000,000	5,000,000
Surigao del Norte 2nd District Engineering Office	10,000,000	10,000,000
Surigao del Sur 1st District Engineering Office	187,000,000	187,000,000
Sustainable Infrastructure Projects Alleviating Gaps (SIPAG)-Access Roads and/or Bridges from the National Roads connecting to Indigenous People (IP) Communities	299,000,000	299,000,000

Sustainable Infrastructure Projects Alleviating Gaps (SIPAG)-Access Roads and/or Bridges from the National Roads connecting to Indigenous People (IP) Communities	299,000,000	299,000,000

Cordillera Administrative Region (CAR)	123,000,000	123,000,000

Abra District Engineering Office	93,000,000	93,000,000
Lower Kalinga District Engineering Office	30,000,000	30,000,000
Region II - Cagayan Valley	130,000,000	130,000,000

Isabela 2nd District Engineering Office	55,000,000	55,000,000
Isabela 3rd District Engineering Office	75,000,000	75,000,000
Region IVB - MIMAROPA	16,000,000	16,000,000

Mindoro Occidental District
Engineering Office	16,000,000	16,000,000
Region XI - Davao	30,000,000	30,000,000

Davao del Sur District Engineering Office	30,000,000	30,000,000
Sustainable Infrastructure Projects Alleviating Gaps (SIPAG)- Interjurisdictional Roads and/or Bridges (or roads that traverse multiple LGU jurisdictions)	16,109,000,000	16,109,000,000

Sustainable Infrastructure Projects Alleviating Gaps (SIPAG)- Interjurisdictional Roads and/or Bridges (or roads that traverse multiple LGU jurisdictions)	16,109,000,000	16,109,000,000

National Capital Region (NCR)	15,028,000,000	15,028,000,000

Central Office	15,028,000,000	15,028,000,000

162	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Cordillera Administrative Region (CAR)	155,000,000	155,000,000

Abra District Engineering Office	150,000,000	150,000,000
Mountain Province First District Engineering Office	5,000,000	5,000,000
Region II - Cagayan Valley	100,000,000	100,000,000

Isabela 1st District Engineering Office	100,000,000	100,000,000
Region III - Central Luzon	530,000,000	530,000,000

Pampanga 1st District Engineering Office	130,000,000	130,000,000
Tarlac District Engineering Office	400,000,000	400,000,000
Region IVA - CALABARZON	100,000,000	100,000,000

Rizal 2nd District Engineering Office	100,000,000	100,000,000
Region VI - Western Visayas	105,000,000	105,000,000

Antique District Engineering Office	10,000,000	10,000,000
Capiz 1st Engineering Office	35,000,000	35,000,000
Capiz 2nd Engineering Office	50,000,000	50,000,000
Negros Occidental 3rd Engineering Office	10,000,000	10,000,000
Region VII - Central Visayas	30,000,000	30,000,000

Siquijor District Engineering Office	30,000,000	30,000,000
Region X - Northern Mindanao	35,000,000	35,000,000

Misamis Occidental District Engineering Office	35,000,000	35,000,000
Region XI - Davao	26,000,000	26,000,000

Davao del Norte District Engineering Office	26,000,000	26,000,000
Sustainable Infrastructure Projects Alleviating Gaps (SIPAG)-Coastal Roads/Causeway for environmental protection/conservation	5,308,278,000	5,308,278,000

Sustainable Infrastructure Projects Alleviating Gaps (SIPAG)-Coastal Roads/Causeway for environmental protection/conservation	5,308,278,000	5,308,278,000

National Capital Region (NCR)	4,685,291,000	4,685,291,000

Central Office	4,685,291,000	4,685,291,000

JANUARY 3, 2022	OFFICIAL GAZETTE	163
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region I - Ilocos	50,000,000	50,000,000

Ilocos Sur 2nd District Engineering Office	20,000,000	20,000,000
La Union 2nd District Engineering Office	30,000,000	30,000,000
Region IVB - MIMAROPA	37,000,000	37,000,000

Romblon District Engineering Office	37,000,000	37,000,000
Region V - Bicol	155,000,000	155,000,000

Catanduanes District Engineering Office	50,000,000	50,000,000
Masbate 1st District Engineering Office	20,000,000	20,000,000
Sorsogon 2nd District Engineering Office	35,000,000	35,000,000
Sorsogon District Engineering Office	50,000,000	50,000,000
Region VII - Central Visayas	132,987,000	132,987,000

Bohol 3rd District Engineering Office	35,000,000	35,000,000
Cebu 6th Engineering Office	97,987,000	97,987,000
Region IX - Zamboanga Peninsula	50,000,000	50,000,000

Zamboanga Sibugay 2nd District Engineering Office	50,000,000	50,000,000
Region X - Northern Mindanao	100,000,000	100,000,000

Lanao Del Norte 2nd District Engineering Office	100,000,000	100,000,000
Region XI - Davao	40,000,000	40,000,000

Davao Oriental 2nd District Engineering Office	40,000,000	40,000,000
Region XIII - Caraga	58,000,000	58,000,000

Surigao del Norte 2nd District Engineering Office	50,000,000	50,000,000
Surigao del Sur 1st District Engineering Office	8,000,000	8,000,000
Sustainable Infrastructure Projects Alleviating Gaps (SIPAG)-Flood Mitigation Structures protecting Public Infrastructures/Facilities	62,931,219,000	62,931,219,000

Sustainable Infrastructure Projects Alleviating Gaps (SIPAG)-Flood Mitigation Structures protecting Public Infrastructures/Facilities	62,931,219,000	62,931,219,000

164	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

National Capital Region (NCR)	36,772,076,000	36,772,076,000

Central Office	35,044,234,000	35,044,234,000
Las Piñas-Muntinlupa District Engineering Office	210,000,000	210,000,000
Malabon-Navotas District Engineering Office	414,000,000	414,000,000
Metro Manila 1st District Engineering Office	250,000,000	250,000,000
Metro Manila 2nd District Engineering Office	159,000,000	159,000,000
Metro Manila 3rd District Engineering Office	297,000,000	297,000,000
North Manila District Engineering Office	100,000,000	100,000,000
Quezon City 1st District Engineering Office	297,842,000	297,842,000
Region I - Ilocos	1,683,200,000	1,683,200,000

Ilocos Norte 1st District Engineering Office	300,000,000	300,000,000
Ilocos Norte 2nd District Engineering Office	50,000,000	50,000,000
Ilocos Sur 1st District Engineering Office	130,000,000	130,000,000
Ilocos Sur 2nd District Engineering Office	145,000,000	145,000,000
La Union 2nd District Engineering Office	350,700,000	350,700,000
Pangasinan 1st District Engineering Office	55,000,000	55,000,000
Pangasinan 2nd District Engineering Office	277,500,000	277,500,000
Pangasinan 3rd District Engineering Office	375,000,000	375,000,000
Cordillera Administrative Region (CAR)	1,336,500,000	1,336,500,000

Abra District Engineering Office	1,022,000,000	1,022,000,000
Apayao 1st District Engineering Office	50,000,000	50,000,000
Benguet 1st District Engineering Office	87,500,000	87,500,000
Benguet 2nd District Engineering Office	122,000,000	122,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	165
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Ifugao 2nd District Engineering Office	50,000,000	50,000,000
Mountain Province First District Engineering Office	5,000,000	5,000,000
Region II - Cagayan Valley	1,706,995,000	1,706,995,000

Cagayan 1st District Engineering Office	72,995,000	72,995,000
Cagayan 2nd District Engineering Office	285,000,000	285,000,000
Cagayan 3rd District Engineering Office	7,000,000	7,000,000
Isabela 1st District Engineering Office	154,000,000	154,000,000
Isabela 2nd District Engineering Office	215,000,000	215,000,000
Isabela 3rd District Engineering Office	435,000,000	435,000,000
Isabela 4th District Engineering Office	488,000,000	488,000,000
Nueva Vizcaya District Engineering Office	50,000,000	50,000,000
Region III - Central Luzon	5,755,366,000	5,755,366,000

Aurora District Engineering Office	628,000,000	628,000,000
Bataan 1st District Engineering Office	160,000,000	160,000,000
Bataan 2nd District Engineering Office	85,250,000	85,250,000
Bulacan 1st District Engineering Office	2,411,116,000	2,411,116,000
Bulacan 2nd District Engineering Office	457,000,000	457,000,000
Nueva Ecija 1st District Engineering Office	171,000,000	171,000,000
Nueva Ecija 2nd District Engineering Office	50,000,000	50,000,000
Pampanga 1st District Engineering Office	515,000,000	515,000,000
Pampanga 2nd District Engineering Office	165,000,000	165,000,000
Pampanga 3rd District Engineering Office	473,000,000	473,000,000
Tarlac 2nd District Engineering Office	170,000,000	170,000,000
Tarlac District Engineering Office	270,000,000	270,000,000

166	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Zambales 1st District Engineering Office	150,000,000	150,000,000
Zambales 2nd District Engineering Office	50,000,000	50,000,000
Region IVA - CALABARZON	1,778,985,000	1,778,985,000

Batangas 1st District Engineering Office	150,000,000	150,000,000
Batangas 2nd District Engineering Office	300,000,000	300,000,000
Cavite 2nd District Engineering Office	109,985,000	109,985,000
Cavite District Engineering Office	67,000,000	67,000,000
Cavite Third District Engineering Office	287,000,000	287,000,000
Laguna 2nd District Engineering Office	285,000,000	285,000,000
Quezon 2nd District Engineering Office	230,000,000	230,000,000
Quezon 3rd District Engineering Office	80,000,000	80,000,000
Quezon 4th District Engineering Office	50,000,000	50,000,000
Rizal 1st District Engineering Office	180,000,000	180,000,000
Rizal 2nd District Engineering Office	40,000,000	40,000,000
Region IVB - MIMAROPA	1,256,000,000	1,256,000,000

Marinduque District Engineering Office	228,000,000	228,000,000
Mindoro Occidental District Engineering Office	20,000,000	20,000,000
Mindoro Oriental District Engineering Office	367,000,000	367,000,000
Palawan 2nd District Engineering Office	30,000,000	30,000,000
Romblon District Engineering Office	291,000,000	291,000,000
Southern Mindoro District Engineering Office	320,000,000	320,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	167
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region V - Bicol	5,996,000,000	5,996,000,000

Albay 1st District Engineering Office	642,000,000	642,000,000
Albay 2nd District Engineering Office	845,000,000	845,000,000
Albay 3rd District Engineering Office	1,180,000,000	1,180,000,000
Camarines Norte District Engineering Office	1,234,000,000	1,234,000,000
Camarines Sur 4th District Engineering Office	470,000,000	470,000,000
Camarines Sur 5th District Engineering Office	370,000,000	370,000,000
Catanduanes District Engineering Office	560,000,000	560,000,000
Masbate 1st District Engineering Office	205,000,000	205,000,000
Masbate 3rd District Engineering Office	50,000,000	50,000,000
Sorsogon District Engineering Office	130,000,000	130,000,000
Sorsogon 2nd District Engineering Office	310,000,000	310,000,000
Region VI - Western Visayas	726,463,000	726,463,000

Antique District Engineering Office	100,000,000	100,000,000
Capiz 1st District Engineering Office	30,000,000	30,000,000
Iloilo 1st District Engineering Office	90,000,000	90,000,000
Iloilo 4th District Engineering Office	35,000,000	35,000,000
Iloilo City District Engineering Office	85,000,000	85,000,000
Negros Occidental 1st District Engineering Office	185,000,000	185,000,000
Negros Occidental 2nd District Engineering Office	51,463,000	51,463,000
Negros Occidental 3rd District Engineering Office	50,000,000	50,000,000
Negros Occidental 4th District Engineering Office	100,000,000	100,000,000
Region VII - Central Visayas	1,577,000,000	1,577,000,000

Bohol 2nd District Engineering Office	185,000,000	185,000,000

168	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Bohol 3rd District Engineering Office	174,000,000	174,000,000
Cebu 3rd District Engineering Office	265,000,000	265,000,000
Cebu 7th District Engineering Office	528,000,000	528,000,000
Cebu City District Engineering Office	25,000,000	25,000,000
Negros Oriental 2nd District Engineering Office	50,000,000	50,000,000
Negros Oriental 3rd District Engineering Office	300,000,000	300,000,000
Siquijor District Engineering Office	50,000,000	50,000,000
Region VIII - Eastern Visayas	869,000,000	869,000,000

Biliran District Engineering Office	150,000,000	150,000,000
Leyte 3rd District Engineering Office	50,000,000	50,000,000
Leyte 4th District Engineering Office	150,000,000	150,000,000
Leyte 5th District Engineering Office	100,000,000	100,000,000
Northern Samar 2nd District Engineering Office	100,000,000	100,000,000
Samar 1st District Engineering Office	230,000,000	230,000,000
Southern Leyte District Engineering Office	74,000,000	74,000,000
Tacloban City District Engineering Office	15,000,000	15,000,000
Region IX - Zamboanga Peninsula	145,500,000	145,500,000

Zamboanga City District Engineering Office	20,000,000	20,000,000
Zamboanga del Sur 1st District Engineering Office	27,500,000	27,500,000
Zamboanga del Sur 2nd District Engineering Office	50,000,000	50,000,000
Zamboanga Sibugay 2nd District Engineering Office	48,000,000	48,000,000
Region X - Northern Mindanao	610,000,000	610,000,000

Bukidnon 1st District Engineering Office	25,000,000	25,000,000
Bukidnon 2nd District Engineering Office	160,000,000	160,000,000
Camiguin District Engineering Office	5,000,000	5,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	169
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Lanao del Norte 2nd District Engineering Office	265,000,000	265,000,000
Misamis Occidental 2nd District Engineering Office	65,000,000	65,000,000
Misamis Oriental 1st District Engineering Office	90,000,000	90,000,000
Region XI - Davao	802,000,000	802,000,000

Davao de Oro District Engineering Office	90,000,000	90,000,000
Davao City 2nd District Engineering Office	30,000,000	30,000,000
Davao City District Engineering Office	372,000,000	372,000,000
Davao del Norte District Engineering Office	170,000,000	170,000,000
Davao del Sur District Engineering Office	50,000,000	50,000,000
Davao Occidental District Engineering Office	30,000,000	30,000,000
Davao Oriental 2nd District Engineering Office	60,000,000	60,000,000
Region XII - SOCCSKSARGEN	870,000,000	870,000,000

Cotabato 1st District Engineering Office	40,000,000	40,000,000
South Cotabato 1st District Engineering Office	50,000,000	50,000,000
South Cotabato 2nd District Engineering Office	555,000,000	555,000,000
Sultan Kudarat 1st District Engineering Office	225,000,000	225,000,000
Region XIII - Caraga	1,046,134,000	1,046,134,000

Surigao del Norte 2nd District Engineering Office	940,000,000	940,000,000
Surigao del Sur 1st District Engineering Office	106,134,000	106,134,000
Sustainable Infrastructure Projects Alleviating Gaps (SIPAG)- Multi-Purpose Buildings/ Facilities to support Social Services	21,949,750,000	21,949,750,000

170	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Sustainable Infrastructure Projects Alleviating Gaps (SIPAG)- Multi-Purpose Buildings/ Facilities to support Social Services	21,949,750,000	21,949,750,000

National Capital Region (NCR)	13,542,839,000	13,542,839,000

Central Office	9,558,729,000	9,558,729,000
Las Piñas-Muntinlupa District Engineering Office	187,000,000	187,000,000
Malabon-Navotas District Engineering Office	310,105,000	310,105,000
Metro Manila 1st District Engineering Office	1,588,342,000	1,588,342,000
Metro Manila 2nd District Engineering Office	188,796,000	188,796,000
Metro Manila 3rd District Engineering Office	218,500,000	218,500,000
North Manila District Engineering Office	96,000,000	96,000,000
Quezon City 1st District Engineering Office	763,350,000	763,350,000
Quezon City 2nd District Engineering Office	541,017,000	541,017,000
South Manila District Engineering Office	91,000,000	91,000,000
Region I - Ilocos	353,091,000	353,091,000

Ilocos Norte 1st District Engineering Office	5,000,000	5,000,000
Ilocos Norte 2nd District Engineering Office	30,000,000	30,000,000
Ilocos Sur 2nd District Engineering Office	119,091,000	119,091,000
La Union 1st District Engineering Office	10,000,000	10,000,000
Pangasinan 2nd District Engineering Office	37,000,000	37,000,000
Pangasinan 3rd District Engineering Office	135,000,000	135,000,000
Pangasinan 4th District Engineering Office	17,000,000	17,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	171
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Cordillera Administrative Region (CAR)	880,903,000	880,903,000

Abra District Engineering Office	280,000,000	280,000,000
Apayao 1st District Engineering Office	3,903,000	3,903,000
Baguio City District Engineering Office	55,000,000	55,000,000
Benguet 1st District Engineering Office	283,000,000	283,000,000
Benguet 2nd District Engineering Office	239,000,000	239,000,000
Lower Kalinga District Engineering Office	5,000,000	5,000,000
Mountain Province First District Engineering Office	15,000,000	15,000,000
Region II - Cagayan Valley	435,000,000	435,000,000

Batanes District Engineering Office	30,000,000	30,000,000
Cagayan 1st District Engineering Office	54,000,000	54,000,000
Cagayan 2nd District Engineering Office	10,000,000	10,000,000
Cagayan 3rd District Engineering Office	59,000,000	59,000,000
Isabela 3rd District Engineering Office	51,000,000	51,000,000
Isabela 4th District Engineering Office	10,000,000	10,000,000
Nueva Vizcaya 2nd District Engineering Office	8,000,000	8,000,000
Nueva Vizcaya District Engineering Office	82,000,000	82,000,000
Quirino District Engineering Office	131,000,000	131,000,000
Region III - Central Luzon	1,236,058,000	1,236,058,000

Aurora District Engineering Office	335,000,000	335,000,000
Bataan 1st District Engineering Office	5,000,000	5,000,000
Bataan 2nd District Engineering Office	60,000,000	60,000,000
Bulacan 1st District Engineering Office	152,717,000	152,717,000

172	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Bulacan 2nd District Engineering Office	100,000,000	100,000,000
Nueva Ecija 1st District Engineering Office	61,341,000	61,341,000
Nueva Ecija 2nd District Engineering Office	17,000,000	17,000,000
Pampanga 1st District Engineering Office	211,000,000	211,000,000
Pampanga 2nd District Engineering Office	30,000,000	30,000,000
Pampanga 3rd District Engineering Office	10,000,000	10,000,000
Tarlac District Engineering Office	139,000,000	139,000,000
Zambales 1st District Engineering Office	90,000,000	90,000,000
Zambales 2nd District Engineering Office	25,000,000	25,000,000
Region IVA - CALABARZON	1,130,700,000	1,130,700,000

Batangas 1st District Engineering Office	60,000,000	60,000,000
Batangas 3rd District Engineering Office	20,000,000	20,000,000
Batangas 4th District Engineering Office	65,000,000	65,000,000
Cavite District Engineering Office	155,500,000	155,500,000
Cavite Third District Engineering Office	20,000,000	20,000,000
Laguna 1st District Engineering Office	52,200,000	52,200,000
Laguna 2nd District Engineering Office	160,000,000	160,000,000
Laguna 3rd District Engineering Office	34,000,000	34,000,000
Quezon 1st District Engineering Office	196,000,000	196,000,000
Quezon 2nd District Engineering Office	40,000,000	40,000,000
Quezon 3rd District Engineering Office	258,000,000	258,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	173
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Quezon 4th District Engineering Office	58,000,000	58,000,000
Rizal 1st District Engineering Office	12,000,000	12,000,000
Region IVB - MIMAROPA	681,000,000	681,000,000

Marinduque District Engineering Office	220,000,000	220,000,000
Mindoro Occidental District Engineering Office	12,000,000	12,000,000
Mindoro Oriental District Engineering Office	281,000,000	281,000,000
Palawan 1st District Engineering Office	100,000,000	100,000,000
Palawan 2nd District Engineering Office	10,000,000	10,000,000
Palawan 3rd District Engineering Office	12,000,000	12,000,000
Romblon District Engineering Office	15,000,000	15,000,000
Southern Mindoro District Engineering Office	31,000,000	31,000,000
Region V - Bicol	665,776,000	665,776,000

Albay 1st District Engineering Office	118,311,000	118,311,000
Albay 2nd District Engineering Office	290,500,000	290,500,000
Camarines Norte District Engineering Office	50,000,000	50,000,000
Camarines Sur 2nd District Engineering Office	5,000,000	5,000,000
Camarines Sur 3rd District Engineering Office	25,000,000	25,000,000
Camarines Sur 4th District Engineering Office	25,000,000	25,000,000
Catanduanes District Engineering Office	29,000,000	29,000,000
Masbate 1st District Engineering Office	42,965,000	42,965,000
Sorsogon District Engineering Office	80,000,000	80,000,000

174	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region VI - Western Visayas	380,000,000	380,000,000

Aklan District Engineering Office	5,000,000	5,000,000
Antique District Engineering Office	3,000,000	3,000,000
Bacolod City District Engineering Office	78,000,000	78,000,000
Guimaras District Engineering Office	5,000,000	5,000,000
Iloilo 1st District Engineering Office	5,000,000	5,000,000
Iloilo 2nd District Engineering Office	10,000,000	10,000,000
Iloilo 3rd District Engineering Office	135,000,000	135,000,000
Iloilo 4th District Engineering Office	5,000,000	5,000,000
Iloilo City District Engineering Office	30,000,000	30,000,000
Negros Occidental 1st District Engineering Office	102,000,000	102,000,000
Negros Occidental 3rd District Engineering Office	2,000,000	2,000,000
Region VII - Central Visayas	463,830,000	463,830,000

Bohol 1st District Engineering Office	88,830,000	88,830,000
Bohol 2nd District Engineering Office	45,000,000	45,000,000
Bohol 3rd District Engineering Office	214,000,000	214,000,000
Cebu 4th District Engineering Office	7,000,000	7,000,000
Cebu 5th District Engineering Office	27,000,000	27,000,000
Cebu City District Engineering Office	5,000,000	5,000,000
Negros Oriental 2nd District Engineering Office	2,000,000	2,000,000
Negros Oriental 3rd District Engineering Office	75,000,000	75,000,000
Region VIII - Eastern Visayas	445,000,000	445,000,000

Biliran District Engineering Office	72,000,000	72,000,000
Leyte 3rd District Engineering Office	50,000,000	50,000,000
Leyte 4th District Engineering Office	107,000,000	107,000,000
Leyte 5th District Engineering Office	103,000,000	103,000,000
Northern Samar 1st District Engineering Office	10,000,000	10,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	175
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Northern Samar 2nd District Engineering Office	38,000,000	38,000,000
Samar 1st District Engineering Office	20,000,000	20,000,000
Southern Leyte District Engineering Office	45,000,000	45,000,000
Region IX - Zamboanga Peninsula	153,000,000	153,000,000

Isabela City District Engineering Office	10,000,000	10,000,000
Zamboanga City District Engineering Office	30,000,000	30,000,000
Zamboanga del Norte 1st District Engineering Office	50,000,000	50,000,000
Zamboanga del Norte 2nd District Engineering Office	10,000,000	10,000,000
Zamboanga del Sur 1st District Engineering Office	44,000,000	44,000,000
Zamboanga Sibugay 2nd District Engineering Office	9,000,000	9,000,000
Region X - Northern Mindanao	572,553,000	572,553,000

Bukidnon 1st District Engineering Office	76,500,000	76,500,000
Bukidnon 2nd District Engineering Office	135,000,000	135,000,000
Camiguin District Engineering Office	5,000,000	5,000,000
Lanao del Norte 1st District Engineering Office	25,000,000	25,000,000
Lanao del Norte 2nd District Engineering Office	3,000,000	3,000,000
Misamis Occidental 2nd District Engineering Office	144,053,000	144,053,000
Misamis Occidental District Engineering Office	52,000,000	52,000,000
Misamis Oriental 2nd District Engineering Office	132,000,000	132,000,000
Region XI - Davao	815,000,000	815,000,000

Davao de Oro District Engineering Office	110,000,000	110,000,000
Davao City District Engineering Office	449,000,000	449,000,000
Davao City 2nd District Engineering Office	130,000,000	130,000,000

176	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Davao del Norte District Engineering Office	20,000,000	20,000,000
Davao del Sur District Engineering Office	46,000,000	46,000,000
Davao Oriental 2nd District Engineering Office	60,000,000	60,000,000
Region XII - SOCCSKSARGEN	49,000,000	49,000,000

Cotabato 1st District Engineering Office	2,000,000	2,000,000
Cotabato 2nd District Engineering Office	15,000,000	15,000,000
Sarangani District Engineering Office	2,000,000	2,000,000
South Cotabato 1st District Engineering Office	30,000,000	30,000,000
Region XIII - Caraga	146,000,000	146,000,000

Agusan del Sur 1st District Engineering Office	5,000,000	5,000,000
Dinagat Islands District Engineering Office	20,000,000	20,000,000
Surigao del Norte 1st District Engineering Office (formerly Surigao del Norte 2nd District Engineering Office)	77,000,000	77,000,000
Surigao del Norte 2nd District Engineering Office	5,000,000	5,000,000
Surigao del Sur 1st District Engineering Office	17,000,000	17,000,000
Surigao del Sur 2nd District Engineering Office	22,000,000	22,000,000
Basic Infrastructure Program (BIP) - Access Roads and/or Bridges from the National Road/s leading to Major/Strategic Public Buildings/Facilities	25,573,770,000	25,573,770,000

Basic Infrastructure Program (BIP) - Access Roads and/or Bridges from the National Road/s leading to Major/Strategic Public Buildings/Facilities	25,573,770,000	25,573,770,000

National Capital Region (NCR)	6,318,500,000	6,318,500,000

Central Office	4,956,250,000	4,956,250,000
Las Piñas-Muntinlupa District Engineering Office	100,000,000	100,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	177
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Malabon-Navotas District Engineering Office	51,000,000	51,000,000
Metro Manila 1st District Engineering Office	426,000,000	426,000,000
Metro Manila 3rd District Engineering Office	95,000,000	95,000,000
North Manila District Engineering Office	170,000,000	170,000,000
Quezon City 1st District Engineering Office	184,750,000	184,750,000
Quezon City 2nd District Engineering Office	45,000,000	45,000,000
South Manila District Engineering Office	290,500,000	290,500,000
Region I - Ilocos	1,905,000,000	1,905,000,000

Ilocos Norte 1st District Engineering Office	95,000,000	95,000,000
Ilocos Norte 2nd District Engineering Office	165,000,000	165,000,000
Ilocos Sur 1st District Engineering Office	35,500,000	35,500,000
Ilocos Sur 2nd District Engineering Office	125,000,000	125,000,000
La Union 1st District Engineering Office	61,500,000	61,500,000
La Union 2nd District Engineering Office	75,000,000	75,000,000
Pangasinan 1st District Engineering Office	470,000,000	470,000,000
Pangasinan 2nd District Engineering Office	233,000,000	233,000,000
Pangasinan 3rd District Engineering Office	522,000,000	522,000,000
Pangasinan 4th District Engineering Office	123,000,000	123,000,000
Cordillera Administrative Region (CAR)	271,000,000	271,000,000

Abra District Engineering Office	50,000,000	50,000,000
Apayao 2nd District Engineering Office	7,000,000	7,000,000
Baguio City District Engineering Office	69,000,000	69,000,000

178	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Benguet 1st District Engineering Office	15,000,000	15,000,000
Ifugao 2nd District Engineering Office	10,000,000	10,000,000
Ifugao 1st District Engineering Office	20,000,000	20,000,000
Lower Kalinga District Engineering Office	90,000,000	90,000,000
Mountain Province District Engineering Office	5,000,000	5,000,000
Upper Kalinga District Engineering Office	5,000,000	5,000,000
Region II - Cagayan Valley	1,425,000,000	1,425,000,000

Batanes District Engineering Office	23,000,000	23,000,000
Cagayan 1st District Engineering Office	80,000,000	80,000,000
Cagayan 2nd District Engineering Office	165,000,000	165,000,000
Cagayan 3rd District Engineering Office	20,000,000	20,000,000
Isabela 1st District Engineering Office	242,000,000	242,000,000
Isabela 2nd District Engineering Office	112,000,000	112,000,000
Isabela 3rd District Engineering Office	270,000,000	270,000,000
Isabela 4th District Engineering Office	292,000,000	292,000,000
Nueva Vizcaya 2nd District Engineering Office	40,000,000	40,000,000
Quirino District Engineering Office	181,000,000	181,000,000
Region III - Central Luzon	1,773,400,000	1,773,400,000

Aurora District Engineering Office	5,000,000	5,000,000
Bataan 1st District Engineering Office	57,500,000	57,500,000
Bataan 2nd District Engineering Office	60,000,000	60,000,000
Bulacan 1st District Engineering Office	243,000,000	243,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	179
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Bulacan 2nd District Engineering Office	226,000,000	226,000,000
Nueva Ecija 1st District Engineering Office	249,000,000	249,000,000
Nueva Ecija 2nd District Engineering Office	101,000,000	101,000,000
Pampanga 1st District Engineering Office	217,000,000	217,000,000
Pampanga 2nd District Engineering Office	139,000,000	139,000,000
Pampanga 3rd District Engineering Office	95,000,000	95,000,000
Tarlac 2nd District Engineering Office	86,000,000	86,000,000
Tarlac District Engineering Office	204,900,000	204,900,000
Zambales 1st District Engineering Office	80,000,000	80,000,000
Zambales 2nd District Engineering Office	10,000,000	10,000,000
Region IVA - CALABARZON	3,141,000,000	3,141,000,000

Batangas 1st District Engineering Office	176,000,000	176,000,000
Batangas 2nd District Engineering Office	230,000,000	230,000,000
Batangas 3rd District Engineering Office	213,000,000	213,000,000
Batangas 4th District Engineering Office	765,000,000	765,000,000
Cavite 2nd District Engineering Office	27,000,000	27,000,000
Cavite District Engineering Office	205,000,000	205,000,000
Cavite Third District Engineering Office	245,000,000	245,000,000
Laguna 1st District Engineering Office	25,000,000	25,000,000
Laguna 2nd District Engineering Office	329,000,000	329,000,000

180	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Laguna 3rd District Engineering Office	75,000,000	75,000,000
Quezon 1st District Engineering Office	25,000,000	25,000,000
Quezon 2nd District Engineering Office	205,000,000	205,000,000
Quezon 3rd District Engineering Office	30,000,000	30,000,000
Quezon 4th District Engineering Office	135,000,000	135,000,000
Rizal 1st District Engineering Office	311,000,000	311,000,000
Rizal 2nd District Engineering Office	145,000,000	145,000,000
Region IVB - MIMAROPA	801,000,000	801,000,000

Marinduque District Engineering Office	265,000,000	265,000,000
Mindoro Occidental District Engineering Office	65,000,000	65,000,000
Mindoro Oriental District Engineering Office	135,000,000	135,000,000
Palawan 1st District Engineering Office	62,000,000	62,000,000
Palawan 2nd District Engineering Office	15,000,000	15,000,000
Palawan 3rd District Engineering Office	106,000,000	106,000,000
Romblon District Engineering Office	45,000,000	45,000,000
Southern Mindoro District Engineering Office	108,000,000	108,000,000
Region V - Bicol	2,473,000,000	2,473,000,000

Albay 1st District Engineering Office	43,000,000	43,000,000
Albay 2nd District Engineering Office	190,000,000	190,000,000
Albay 3rd District Engineering Office	65,000,000	65,000,000
Camarines Norte District Engineering Office	840,000,000	840,000,000
Camarines Sur 1st District Engineering Office	52,000,000	52,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	181
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Camarines Sur 2nd District Engineering Office	8,000,000	8,000,000
Camarines Sur 3rd District Engineering Office	20,000,000	20,000,000
Camarines Sur 4th District Engineering Office	49,000,000	49,000,000
Camarines Sur 5th District Engineering Office	120,000,000	120,000,000
Catanduanes District Engineering Office	61,000,000	61,000,000
Masbate 1st District Engineering Office	25,000,000	25,000,000
Masbate 3rd District Engineering Office	111,000,000	111,000,000
Sorsogon District Engineering Office	725,000,000	725,000,000
Sorsogon 2nd District Engineering Office	164,000,000	164,000,000
Region VI - Western Visayas	1,116,300,000	1,116,300,000

Aklan District Engineering Office	102,000,000	102,000,000
Antique District Engineering Office	153,000,000	153,000,000
Bacolod City District Engineering Office	71,000,000	71,000,000
Capiz 1st District Engineering Office	83,150,000	83,150,000
Capiz 2nd District Engineering Office	40,000,000	40,000,000
Guimaras District Engineering Office	11,500,000	11,500,000
Iloilo 1st District Engineering Office	100,000,000	100,000,000
Iloilo 2nd District Engineering Office	185,000,000	185,000,000
Iloilo 3rd District Engineering Office	10,000,000	10,000,000
Iloilo 4th District Engineering Office	89,650,000	89,650,000
Iloilo City District Engineering Office	66,000,000	66,000,000
Negros Occidental 1st District Engineering Office	65,000,000	65,000,000
Negros Occidental 2nd District Engineering Office	25,000,000	25,000,000
Negros Occidental 3rd District Engineering Office	30,000,000	30,000,000

182	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Negros Occidental 4th District Engineering Office	85,000,000	85,000,000
Region VII - Central Visayas	1,409,000,000	1,409,000,000

Bohol 1st District Engineering Office	66,000,000	66,000,000
Bohol 2nd District Engineering Office	101,000,000	101,000,000
Bohol 3rd District Engineering Office	348,000,000	348,000,000
Cebu 1st District Engineering Office	5,000,000	5,000,000
Cebu 3rd District Engineering Office	125,000,000	125,000,000
Cebu 4th District Engineering Office	95,000,000	95,000,000
Cebu 5th District Engineering Office	27,000,000	27,000,000
Cebu 6th District Engineering Office	207,000,000	207,000,000
Cebu 7th District Engineering Office	60,000,000	60,000,000
Cebu City District Engineering Office	71,000,000	71,000,000
Negros Oriental 2nd District Engineering Office	181,000,000	181,000,000
Negros Oriental 3rd District Engineering Office	31,000,000	31,000,000
Siquijor District Engineering Office	92,000,000	92,000,000
Region VIII - Eastern Visayas	1,239,000,000	1,239,000,000

Biliran District Engineering Office	50,000,000	50,000,000
Eastern Samar District Engineering Office	65,000,000	65,000,000
Leyte 1st District Engineering Office	35,000,000	35,000,000
Leyte 2nd District Engineering Office	85,000,000	85,000,000
Leyte 3rd District Engineering Office	35,000,000	35,000,000
Leyte 4th District Engineering Office	157,000,000	157,000,000
Leyte 5th District Engineering Office	65,000,000	65,000,000
Northern Samar 1st District Engineering Office	35,000,000	35,000,000
Northern Samar 2nd District Engineering Office	100,000,000	100,000,000
Samar 1st District Engineering Office	10,000,000	10,000,000
Samar 2nd District Engineering Office	244,000,000	244,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	183
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Southern Leyte District Engineering Office	313,000,000	313,000,000
Tacloban City District Engineering Office	45,000,000	45,000,000
Region IX - Zamboanga Peninsula	862,950,000	862,950,000

Regional Office IX	45,000,000	45,000,000
Isabela City District Engineering Office	149,000,000	149,000,000
Zamboanga City District Engineering Office	120,000,000	120,000,000
Zamboanga del Norte 1st District Engineering Office	87,000,000	87,000,000
Zamboanga del Norte 2nd District Engineering Office	66,950,000	66,950,000
Zamboanga del Norte 3rd District Engineering Office	70,000,000	70,000,000
Zamboanga del Sur 1st District Engineering Office	145,000,000	145,000,000
Zamboanga del Sur 2nd District Engineering Office	55,000,000	55,000,000
Zamboanga Sibugay 1st District Engineering Office	40,000,000	40,000,000
Zamboanga Sibugay 2nd District Engineering Office	85,000,000	85,000,000
Region X - Northern Mindanao	958,520,000	958,520,000

Regional Office X	107,000,000	107,000,000
Bukidnon 1st District Engineering Office	75,000,000	75,000,000
Bukidnon 2nd District Engineering Office	28,520,000	28,520,000
Bukidnon 3rd District Engineering Office	75,000,000	75,000,000
Cagayan de Oro City 1st District Engineering Office	113,000,000	113,000,000
Cagayan de Oro City 2nd District Engineering Office	90,000,000	90,000,000
Camiguin District Engineering Office	135,000,000	135,000,000

184	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Lanao del Norte 1st District Engineering Office	10,000,000	10,000,000
Lanao del Norte 2nd District Engineering Office	80,000,000	80,000,000
Misamis Occidental 2nd District Engineering Office	107,000,000	107,000,000
Misamis Occidental District Engineering Office	50,000,000	50,000,000
Misamis Oriental 1st District Engineering Office	13,000,000	13,000,000
Misamis Oriental 2nd District Engineering Office	75,000,000	75,000,000
Region XI - Davao	665,500,000	665,500,000

Davao de Oro District Engineering Office	20,000,000	20,000,000
Davao City District Engineering Office	242,000,000	242,000,000
Davao City 2nd District Engineering Office	145,500,000	145,500,000
Davao del Norte District Engineering Office	60,000,000	60,000,000
Davao del Sur District Engineering Office	20,000,000	20,000,000
Davao Occidental District Engineering Office	110,000,000	110,000,000
Davao Oriental 1st District Engineering Office	58,000,000	58,000,000
Davao Oriental 2nd District Engineering Office	10,000,000	10,000,000
Region XII - SOCCSKSARGEN	862,600,000	862,600,000

Regional Office XII	35,000,000	35,000,000
Cotabato 1st District Engineering Office	150,000,000	150,000,000
Cotabato 3rd District Engineering Office	135,000,000	135,000,000
Sarangani District Engineering Office	98,000,000	98,000,000
South Cotabato District Engineering Office	199,600,000	199,600,000

JANUARY 3, 2022	OFFICIAL GAZETTE	185
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Sultan Kudarat 1st District Engineering Office	215,000,000	215,000,000
Sultan Kudarat 2nd District Engineering Office	30,000,000	30,000,000
Region XIII - Caraga	352,000,000	352,000,000

Agusan del Sur 1st District Engineering Office	20,000,000	20,000,000
Agusan del Sur 2nd District Engineering Office	10,000,000	10,000,000
Butuan City District Engineering Office	85,000,000	85,000,000
Dinagat Islands District Engineering Office	12,000,000	12,000,000
Surigao del Norte 1st District Engineering Office (formerly Surigao del Norte 2nd District Engineering Office)	20,000,000	20,000,000
Surigao del Norte 2nd District Engineering Office	50,000,000	50,000,000
Surigao del Sur 1st District Engineering Office	65,000,000	65,000,000
Surigao del Sur 2nd District Engineering Office	90,000,000	90,000,000
Basic Infrastructure Program (BIP) - Access Roads and/or Bridges from the National Road connecting to Indigenous People (IP) Communities	1,779,500,000	1,779,500,000

Basic Infrastructure Program (BIP) - Access Roads and/or Bridges from the National Road connecting to Indigenous People (IP) Communities	1,779,500,000	1,779,500,000

National Capital Region (NCR)	1,035,000,000	1,035,000,000

Central Office	1,035,000,000	1,035,000,000
Region I - Ilocos	5,000,000	5,000,000

Pangasinan 3rd District Engineering Office	5,000,000	5,000,000
Cordillera Administrative Region (CAR)	287,000,000	287,000,000

Apayao 2nd District Engineering Office	50,000,000	50,000,000
Benguet 1st District Engineering Office	21,000,000	21,000,000
Benguet 2nd District Engineering Office	37,000,000	37,000,000

186	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Lower Kalinga District Engineering Office	53,000,000	53,000,000
Mountain Province 2nd District Engineering Office	10,000,000	10,000,000
Mountain Province First District Engineering Office	90,000,000	90,000,000
Upper Kalinga District Engineering Office	26,000,000	26,000,000
Region III - Central Luzon	83,000,000	83,000,000

Zambales 2nd District Engineering Office	83,000,000	83,000,000
Region V - Bicol	80,000,000	80,000,000

Camarines Norte District Engineering Office	50,000,000	50,000,000
Camarines Sur 3rd District Engineering Office	20,000,000	20,000,000
Camarines Sur 4th District Engineering Office	10,000,000	10,000,000
Region VII - Central Visayas	198,500,000	198,500,000

Cebu 1st District Engineering Office	47,000,000	47,000,000
Cebu 4th District Engineering Office	50,000,000	50,000,000
Cebu 7th District Engineering Office	66,500,000	66,500,000
Negros Oriental 1st District Engineering Office	35,000,000	35,000,000
Region IX - Zamboanga Peninsula	46,000,000	46,000,000

Zamboanga del Norte 1st District Engineering Office	46,000,000	46,000,000
Region XI - Davao	10,000,000	10,000,000

Davao del Sur District Engineering Office	10,000,000	10,000,000
Region XII - SOCCSKSARGEN	15,000,000	15,000,000

Cotabato 1st District Engineering Office	5,000,000	5,000,000
Cotabato 3rd District Engineering Office	10,000,000	10,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	187
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region XIII - Caraga	20,000,000	20,000,000

Surigao del Sur 1st District Engineering Office	20,000,000	20,000,000
Basic Infrastructure Program (BIP) - Interjurisdictional Roads and/or Bridges (or, roads that traverse multiple LGU Jurisdictions)	2,881,300,000	2,881,300,000

Basic Infrastructure Program (BIP) - Interjurisdictional Roads and/or Bridges (or, roads that traverse multiple LGU Jurisdictions)	2,881,300,000	2,881,300,000

National Capital Region (NCR)	1,209,800,000	1,209,800,000

Central Office	1,209,800,000	1,209,800,000
Region I - Ilocos	5,500,000	5,500,000

Ilocos Sur 2nd District Engineering Office	5,500,000	5,500,000
Region II - Cagayan Valley	60,000,000	60,000,000

Isabela 3rd District Engineering Office	20,000,000	20,000,000
Isabela 4th District Engineering Office	40,000,000	40,000,000
Region III - Central Luzon	30,000,000	30,000,000

Bataan 2nd District Engineering Office	30,000,000	30,000,000
Region IVA - CALABARZON	261,500,000	261,500,000

Batangas 2nd District Engineering Office	205,000,000	205,000,000
Batangas 3rd District Engineering Office	15,000,000	15,000,000
Batangas 4th District Engineering Office	35,500,000	35,500,000
Quezon 4th District Engineering Office	6,000,000	6,000,000
Region V - Bicol	523,000,000	523,000,000

Albay 2nd District Engineering Office	230,000,000	230,000,000
Albay 3rd District Engineering Office	5,000,000	5,000,000
Camarines Sur 2nd District Engineering Office	14,000,000	14,000,000

188	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Camarines Sur 5th District Engineering Office	40,000,000	40,000,000
Masbate 2nd District Engineering Office	120,000,000	120,000,000
Masbate 3rd District Engineering Office	34,000,000	34,000,000
Sorsogon District Engineering Office	80,000,000	80,000,000
Region VI - Western Visayas	355,000,000	355,000,000

Aklan District Engineering Office	10,000,000	10,000,000
Antique District Engineering Office	120,000,000	120,000,000
Guimaras District Engineering Office	40,000,000	40,000,000
Negros Occidental 1st District Engineering Office	85,000,000	85,000,000
Negros Occidental 3rd District Engineering Office	60,000,000	60,000,000
Negros Occidental 4th District Engineering Office	40,000,000	40,000,000
Region VII - Central Visayas	220,000,000	220,000,000

Cebu 3rd District Engineering Office	20,000,000	20,000,000
Cebu 4th District Engineering Office	78,000,000	78,000,000
Cebu 5th District Engineering Office	7,000,000	7,000,000
Negros Oriental 1st District Engineering Office	15,000,000	15,000,000
Siquijor District Engineering Office	100,000,000	100,000,000
Region VIII - Eastern Visayas	60,000,000	60,000,000

Samar 2nd District Engineering Office	60,000,000	60,000,000
Region XIII - Caraga	156,500,000	156,500,000

Agusan del Norte District Engineering Office	101,500,000	101,500,000
Dinagat Islands District Engineering Office	10,000,000	10,000,000
Surigao del Norte 1st District Engineering Office (formerly Surigao del Norte 2nd District Engineering Office)	10,000,000	10,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	189
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Suigao del Norte 2nd District Engineering Office	35,000,000	35,000,000
Basic Infrastructure Program (BIP) - Coastal Roads/Causeway for environmental protection/conservation	315,000,000	315,000,000

Basic Infrastructure Program (BIP) - Coastal Roads/Causeway for environmental protection/conservation	315,000,000	315,000,000

National Capital Region (NCR)	145,000,000	145,000,000

Central Office	145,000,000	145,000,000
Region I - Ilocos	10,000,000	10,000,000

Ilocos Sur 2nd District Engineering Office	10,000,000	10,000,000
Region V - Bicol	58,000,000	58,000,000

Albay 2nd District Engineering Office	50,000,000	50,000,000
Catanduanes District Engineering Office	3,000,000	3,000,000
Sorsogon 2nd District Engineering Office	5,000,000	5,000,000
Region VII - Central Visayas	70,000,000	70,000,000

Cebu 6th District Engineering Office	10,000,000	10,000,000
Cebu 7th District Engineering Office	60,000,000	60,000,000
Region VIII - Eastern Visayas	20,000,000	20,000,000

Leyte 5th District Engineering Office	20,000,000	20,000,000
Region XI - Davao	5,000,000	5,000,000

Davao del Norte District Engineering Office	5,000,000	5,000,000
Region XIII - Caraga	7,000,000	7,000,000

Surigao del Norte 1st District Engineering Office (formerly Surigao del Norte 2nd District Engineering Office)	7,000,000	7,000,000
Basic Infrastructure Program (BIP) - Flood Mitigation Structures protecting Public Infrastructures/Facilities	16,655,200,000	16,655,200,000

Basic Infrastructure Program (BIP) - Flood Mitigation Structures protecting Public Infrastructures/Facilities	16,655,200,000	16,655,200,000

190	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

National Capital Region (NCR)	5,954,500,000	5,954,500,000

Central Office	4,907,000,000	4,907,000,000
Las Piñas-Muntinlupa District Engineering Office	133,500,000	133,500,000
Malabon-Navotas District Engineering Office	300,000,000	300,000,000
Metro Manila 1st District Engineering Office	150,000,000	150,000,000
Metro Manila 2nd District Engineering Office	141,000,000	141,000,000
Metro Manila 3rd District Engineering Office	135,000,000	135,000,000
Quezon City 1st District Engineering Office	131,000,000	131,000,000
Quezon City 2nd District Engineering Office	57,000,000	57,000,000
Region I - Ilocos	567,500,000	567,500,000

Ilocos Norte 1st District Engineering Office	130,000,000	130,000,000
Ilocos Norte 2nd District Engineering Office	63,000,000	63,000,000
Ilocos Sur 1st District Engineering Office	65,500,000	65,500,000
Ilocos Sur 2nd District Engineering Office	155,000,000	155,000,000
La Union 1st District Engineering Office	13,000,000	13,000,000
La Union 2nd District Engineering Office	5,000,000	5,000,000
Pangasinan 2nd District Engineering Office	43,000,000	43,000,000
Pangasinan 3rd District Engineering Office	15,000,000	15,000,000
Pangasinan 4th District Engineering Office	78,000,000	78,000,000
Cordillera Administrative Region (CAR)	1,512,000,000	1,512,000,000

Abra District Engineering Office	1,480,000,000	1,480,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	191
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Apayao 2nd District Engineering Office	7,000,000	7,000,000
Benguet 2nd District Engineering Office	5,000,000	5,000,000
Lower Kalinga District Engineering Office	15,000,000	15,000,000
Mountain Province First District Engineering Office	5,000,000	5,000,000
Region II - Cagayan Valley	416,000,000	416,000,000

Batanes District Engineering Office	63,000,000	63,000,000
Cagayan 1st District Engineering Office	180,000,000	180,000,000
Cagayan 2nd District Engineering Office	12,000,000	12,000,000
Isabela 1st District Engineering Office	30,000,000	30,000,000
Isabela 2nd District Engineering Office	21,000,000	21,000,000
Isabela 3rd District Engineering Office	10,000,000	10,000,000
Isabela 4th District Engineering Office	15,000,000	15,000,000
Nueva Vizcaya 2nd District Engineering Office	85,000,000	85,000,000
Region III - Central Luzon	2,104,400,000	2,104,400,000

Aurora District Engineering Office	5,000,000	5,000,000
Bataan 1st District Engineering Office	129,000,000	129,000,000
Bataan 2nd District Engineering Office	35,000,000	35,000,000
Bulacan 1st District Engineering Office	647,000,000	647,000,000
Bulacan 2nd District Engineering Office	90,000,000	90,000,000
Nueva Ecija 1st District Engineering Office	59,000,000	59,000,000
Nueva Ecija 2nd District Engineering Office	18,000,000	18,000,000

192	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Pampanga 1st District Engineering Office	55,000,000	55,000,000
Pampanga 2nd District Engineering Office	105,000,000	105,000,000
Pampanga 3rd District Engineering Office	295,000,000	295,000,000
Tarlac District Engineering Office	260,000,000	260,000,000
Tarlac 2nd District Engineering Office	171,000,000	171,000,000
Zambales 1st District Engineering Office	235,400,000	235,400,000
Region IVA - CALABARZON	1,060,000,000	1,060,000,000

Batangas 1st District Engineering Office	55,000,000	55,000,000
Batangas 2nd District Engineering Office	65,000,000	65,000,000
Batangas 3rd District Engineering Office	39,000,000	39,000,000
Batangas 4th District Engineering Office	125,000,000	125,000,000
Cavite 1st District Engineering Office	72,000,000	72,000,000
Cavite Third District Engineering Office	118,000,000	118,000,000
Laguna 2nd District Engineering Office	170,000,000	170,000,000
Quezon 2nd District Engineering Office	50,000,000	50,000,000
Quezon 4th District Engineering Office	55,000,000	55,000,000
Rizal 1st District Engineering Office	156,000,000	156,000,000
Rizal 2nd District Engineering Office	155,000,000	155,000,000
Region IVB - MIMAROPA	490,500,000	490,500,000

Marinduque District Engineering Office	167,000,000	167,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	193
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Mindoro Occidental District Engineering Office	158,000,000	158,000,000
Mindoro Oriental District Engineering Office	5,000,000	5,000,000
Palawan 1st District Engineering Office	5,000,000	5,000,000
Palawan 3rd District Engineering Office	15,000,000	15,000,000
Romblon District Engineering Office	65,000,000	65,000,000
Southern Mindoro District Engineering Office	75,500,000	75,500,000
Region V - Bicol	1,414,400,000	1,414,400,000

Albay 1st District Engineering Office	124,000,000	124,000,000
Albay 2nd District Engineering Office	360,000,000	360,000,000
Albay 3rd District Engineering Office	60,000,000	60,000,000
Camarines Norte District Engineering Office	60,000,000	60,000,000
Camarines Sur 1st District Engineering Office	70,000,000	70,000,000
Camarines Sur 3rd District Engineering Office	60,000,000	60,000,000
Camarines Sur 4th District Engineering Office	15,500,000	15,500,000
Camarines Sur 5th District Engineering Office	55,000,000	55,000,000
Catanduanes District Engineering Office	113,000,000	113,000,000
Sorsogon District Engineering Office	325,900,000	325,900,000
Sorsogon 2nd District Engineering Office	171,000,000	171,000,000
Region VI - Western Visayas	630,400,000	630,400,000

Aklan District Engineering Office	35,000,000	35,000,000
Antique District Engineering Office	5,000,000	5,000,000
Bacolod City District Engineering Office	22,000,000	22,000,000
Capiz 1st District Engineering Office	10,000,000	10,000,000

194	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Iloilo 1st District Engineering Office	11,000,000	11,000,000
Iloilo 3rd District Engineering Office	50,000,000	50,000,000
Iloilo City District Engineering Office	15,000,000	15,000,000
Negros Occidental 1st District Engineering Office	112,400,000	112,400,000
Negros Occidental 2nd District Engineering Office	80,000,000	80,000,000
Negros Occidental 4th District Engineering Office	290,000,000	290,000,000
Region VII - Central Visayas	526,000,000	526,000,000

Bohol 1st District Engineering Office	5,000,000	5,000,000
Cebu 2nd District Engineering Office	75,000,000	75,000,000
Cebu 6th District Engineering Office	62,000,000	62,000,000
Cebu 7th District Engineering Office	244,000,000	244,000,000
Cebu City District Engineering Office	65,000,000	65,000,000
Negros Oriental 1st District Engineering Office	5,000,000	5,000,000
Negros Oriental 2nd District Engineering Office	10,000,000	10,000,000
Negros Oriental 3rd District Engineering Office	60,000,000	60,000,000
Region VIII - Eastern Visayas	950,000,000	950,000,000

Biliran District Engineering Office	80,000,000	80,000,000
Eastern Samar District Engineering Office	35,000,000	35,000,000
Leyte 1st District Engineering Office	250,000,000	250,000,000
Leyte 2nd District Engineering Office	5,000,000	5,000,000
Leyte 3rd District Engineering Office	20,000,000	20,000,000
Leyte 4th District Engineering Office	160,000,000	160,000,000
Leyte 5th District Engineering Office	50,000,000	50,000,000
Northern Samar 1st District Engineering Office	20,000,000	20,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	195
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Northern Samar 2nd District Engineering Office	135,000,000	135,000,000
Samar 1st District Engineering Office	20,000,000	20,000,000
Samar 2nd District Engineering Office	41,000,000	41,000,000
Southern Leyte District Engineering Office	60,000,000	60,000,000
Tacloban City District Engineering Office	74,000,000	74,000,000
Region IX - Zamboanga Peninsula	160,000,000	160,000,000

Zamboanga City District Engineering Office	110,000,000	110,000,000
Zamboanga del Norte 1st District Engineering Office	5,000,000	5,000,000
Zamboanga del Norte 3rd District Engineering Office	25,000,000	25,000,000
Zamboanga Sibugay 1st District Engineering Office	20,000,000	20,000,000
Region X - Northern Mindanao	250,000,000	250,000,000

Regional Office X	162,000,000	162,000,000
Bukidnon 2nd District Engineering Office	5,000,000	5,000,000
Cagayan de Oro City 2nd District Engineering Office	40,000,000	40,000,000
Camiguin District Engineering Office	5,000,000	5,000,000
Lanao del Norte 2nd District Engineering Office	28,000,000	28,000,000
Misamis Occidental District Engineering Office	5,000,000	5,000,000
Misamis Oriental 1st District Engineering Office	5,000,000	5,000,000
Region XI - Davao	279,500,000	279,500,000

Davao de Oro District Engineering Office	65,000,000	65,000,000
Davao City District Engineering Office	72,500,000	72,500,000
Davao City 2nd District Engineering Office	30,000,000	30,000,000

196	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Davao del Norte District Engineering Office	10,000,000	10,000,000
Davao Occidental District Engineering Office	95,000,000	95,000,000
Davao Oriental 1st District Engineering Office	7,000,000	7,000,000
Region XII - SOCCSKSARGEN	88,000,000	88,000,000

Cotabato 2nd District Engineering Office	10,000,000	10,000,000
Cotabato 3rd District Engineering Office	5,000,000	5,000,000
Sarangani District Engineering Office	15,000,000	15,000,000
South Cotabato 2nd District Engineering Office	5,000,000	5,000,000
South Cotabato District Engineering Office	38,000,000	38,000,000
Sultan Kudarat 1st District Engineering Office	5,000,000	5,000,000
Sultan Kudarat 2nd District Engineering Office	10,000,000	10,000,000
Region XIII - Caraga	252,000,000	252,000,000

Agusan del Sur 2nd District Engineering Office	150,000,000	150,000,000
Butuan City District Engineering Office	5,000,000	5,000,000
Dinagat Islands District Engineering Office	35,000,000	35,000,000
Surigao del Norte 1st District Engineering Office (formerly Surigao del Norte 2nd District Engineering Office)	20,000,000	20,000,000
Surigao del Norte 2nd District Engineering Office	27,000,000	27,000,000
Surigao del Sur 1st District Engineering Office	15,000,000	15,000,000
Basic Infrastructure Program (BIP) - Multi-Purpose Buildings/Facilities to support Social Services	33,156,750,000	33,156,750,000

Basic Infrastructure Program (BIP) - Multi-Purpose Buildings/Facilities to support Social Services	33,156,750,000	33,156,750,000

JANUARY 3, 2022	OFFICIAL GAZETTE	197
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

National Capital Region (NCR)	7,952,000,000	7,952,000,000

Central Office	4,203,500,000	4,203,500,000
Las Piñas-Muntinlupa District Engineering Office	168,000,000	168,000,000
Malabon-Navotas District Engineering Office	167,000,000	167,000,000
Metro Manila 1st District Engineering Office	899,000,000	899,000,000
Metro Manila 2nd District Engineering Office	352,000,000	352,000,000
Metro Manila 3rd District Engineering Office	357,000,000	357,000,000
North Manila District Engineering Office	476,500,000	476,500,000
Quezon City 1st District Engineering Office	743,000,000	743,000,000
Quezon City 2nd District Engineering Office	458,000,000	458,000,000
South Manila District Engineering Office	128,000,000	128,000,000
Region I - Ilocos	1,138,600,000	1,138,600,000

Ilocos Norte 1st District Engineering Office	136,000,000	136,000,000
Ilocos Norte 2nd District Engineering Office	140,000,000	140,000,000
Ilocos Sur 1st District Engineering Office	135,000,000	135,000,000
Ilocos Sur 2nd District Engineering Office	40,000,000	40,000,000
La Union 1st District Engineering Office	73,000,000	73,000,000
La Union 2nd District Engineering Office	40,000,000	40,000,000
Pangasinan 1st District Engineering Office	45,000,000	45,000,000
Pangasinan 2nd District Engineering Office	114,600,000	114,600,000
Pangasinan 3rd District Engineering Office	358,000,000	358,000,000

198	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Pangasinan 4th District Engineering Office	57,000,000	57,000,000
Cordillera Administrative Region (CAR)	473,000,000	473,000,000

Abra District Engineering Office	155,000,000	155,000,000
Apayao 1st District Engineering Office	15,000,000	15,000,000
Apayao 2nd District Engineering Office	60,000,000	60,000,000
Baguio City District Engineering Office	105,000,000	105,000,000
Benguet 2nd District Engineering Office	7,000,000	7,000,000
Ifugao 1st District Engineering Office	38,000,000	38,000,000
Ifugao 2nd District Engineering Office	47,000,000	47,000,000
Lower Kalinga District Engineering Office	17,000,000	17,000,000
Mountain Province First District Engineering Office	20,000,000	20,000,000
Upper Kalinga District Engineering Office	9,000,000	9,000,000
Region II - Cagayan Valley	1,130,500,000	1,130,500,000

Batanes District Engineering Office	30,500,000	30,500,000
Cagayan 1st District Engineering Office	80,000,000	80,000,000
Cagayan 2nd District Engineering Office	155,000,000	155,000,000
Cagayan 3rd District Engineering Office	89,000,000	89,000,000
Isabela 1st District Engineering Office	161,000,000	161,000,000
Isabela 2nd District Engineering Office	127,000,000	127,000,000
Isabela 3rd District Engineering Office	160,000,000	160,000,000
Isabela 4th District Engineering Office	123,000,000	123,000,000
Nueva Vizcaya 2nd District Engineering Office	77,500,000	77,500,000
Nueva Vizcaya District Engineering Office	127,500,000	127,500,000

JANUARY 3, 2022	OFFICIAL GAZETTE	199
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region III - Central Luzon	2,690,500,000	2,690,500,000

Aurora District Engineering Office	114,500,000	114,500,000
Bataan 1st District Engineering Office	55,500,000	55,500,000
Bataan 2nd District Engineering Office	120,000,000	120,000,000
Bulacan 1st District Engineering Office	440,000,000	440,000,000
Bulacan 2nd District Engineering Office	507,000,000	507,000,000
Nueva Ecija 1st District Engineering Office	257,000,000	257,000,000
Nueva Ecija 2nd District Engineering Office	193,000,000	193,000,000
Pampanga 1st District Engineering Office	316,000,000	316,000,000
Pampanga 2nd District Engineering Office	114,000,000	114,000,000
Pampanga 3rd District Engineering Office	30,000,000	30,000,000
Tarlac 2nd District Engineering Office	33,000,000	33,000,000
Tarlac District Engineering Office	348,500,000	348,500,000
Zambales 1st District Engineering Office	125,000,000	125,000,000
Zambales 2nd District Engineering Office	37,000,000	37,000,000
Region IVA - CALABARZON	5,255,000,000	5,255,000,000

Batangas 1st District Engineering Office	270,000,000	270,000,000
Batangas 2nd District Engineering Office	358,000,000	358,000,000
Batangas 3rd District Engineering Office	518,500,000	518,500,000
Batangas 4th District Engineering Office	1,891,500,000	1,891,500,000
Cavite District Engineering Office	625,000,000	625,000,000

200	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Cavite 2nd District Engineering Office	195,000,000	195,000,000
Cavite Third District Engineering Office	162,500,000	162,500,000
Laguna 1st District Engineering Office	224,000,000	224,000,000
Laguna 2nd District Engineering Office	150,000,000	150,000,000
Laguna 3rd District Engineering Office	144,000,000	144,000,000
Quezon 1st District Engineering Office	189,500,000	189,500,000
Quezon 2nd District Engineering Office	78,000,000	78,000,000
Quezon 3rd District Engineering Office	130,000,000	130,000,000
Quezon 4th District Engineering Office	121,000,000	121,000,000
Rizal 1st District Engineering Office	158,000,000	158,000,000
Rizal 2nd District Engineering Office	40,000,000	40,000,000
Region IVB - MIMAROPA	1,463,000,000	1,463,000,000

Marinduque District Engineering Office	633,000,000	633,000,000
Mindoro Occidental District Engineering Office	50,000,000	50,000,000
Mindoro Oriental District Engineering Office	174,000,000	174,000,000
Palawan 1st District Engineering Office	155,000,000	155,000,000
Palawan 2nd District Engineering Office	133,000,000	133,000,000
Palawan 3rd District Engineering Office	110,000,000	110,000,000
Romblon District Engineering Office	108,000,000	108,000,000
Southern Mindoro District Engineering Office	100,000,000	100,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	201
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region V - Bicol	2,148,500,000	2,148,500,000

Albay 1st District Engineering Office	55,000,000	55,000,000
Albay 2nd District Engineering Office	250,000,000	250,000,000
Albay 3rd District Engineering Office	75,000,000	75,000,000
Camarines Norte District Engineering Office	285,000,000	285,000,000
Camarines Sur 1st District Engineering Office	63,000,000	63,000,000
Camarines Sur 2nd District Engineering Office	138,000,000	138,000,000
Camarines Sur 3rd District Engineering Office	132,000,000	132,000,000
Camarines Sur 4th District Engineering Office	93,000,000	93,000,000
Camarines Sur 5th District Engineering Office	83,000,000	83,000,000
Catanduanes District Engineering Office	72,000,000	72,000,000
Masbate 1st District Engineering Office	10,000,000	10,000,000
Masbate 2nd District Engineering Office	5,000,000	5,000,000
Sorsogon District Engineering Office	677,500,000	677,500,000
Sorsogon 2nd District Engineering Office	210,000,000	210,000,000
Region VI - Western Visayas	1,947,100,000	1,947,100,000

Aklan District Engineering Office	145,000,000	145,000,000
Bacolod City District Engineering Office	192,500,000	192,500,000
Capiz 1st District Engineering Office	105,000,000	105,000,000
Capiz 2nd District Engineering Office	89,000,000	89,000,000
Guimaras District Engineering Office	68,500,000	68,500,000
Iloilo 1st District Engineering Office	231,000,000	231,000,000

202	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Iloilo 2nd District Engineering Office	217,000,000	217,000,000
Iloilo 3rd District Engineering Office	165,000,000	165,000,000
Iloilo 4th District Engineering Office	225,000,000	225,000,000
Iloilo City District Engineering Office	146,000,000	146,000,000
Negros Occidental 1st District Engineering Office	124,600,000	124,600,000
Negros Occidental 2nd District Engineering Office	99,500,000	99,500,000
Negros Occidental 3rd District Engineering Office	54,000,000	54,000,000
Negros Occidental 4th District Engineering Office	85,000,000	85,000,000
Region VII - Central Visayas	1,760,000,000	1,760,000,000

Bohol 1st District Engineering Office	242,000,000	242,000,000
Bohol 2nd District Engineering Office	160,000,000	160,000,000
Bohol 3rd District Engineering Office	132,000,000	132,000,000
Cebu 1st District Engineering Office	123,000,000	123,000,000
Cebu 2nd District Engineering Office	140,000,000	140,000,000
Cebu 3rd District Engineering Office	67,000,000	67,000,000
Cebu 4th District Engineering Office	62,000,000	62,000,000
Cebu 5th District Engineering Office	192,000,000	192,000,000
Cebu 6th District Engineering Office	136,000,000	136,000,000
Cebu 7th District Engineering Office	34,500,000	34,500,000
Cebu City District Engineering Office	154,000,000	154,000,000
Negros Oriental 1st District Engineering Office	128,000,000	128,000,000
Negros Oriental 2nd District Engineering Office	29,000,000	29,000,000
Negros Oriental 3rd District Engineering Office	129,500,000	129,500,000
Siquijor District Engineering Office	31,000,000	31,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	203
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region VIII - Eastern Visayas	941,000,000	941,000,000

Biliran District Engineering Office	34,000,000	34,000,000
Eastern Samar District Engineering Office	6,000,000	6,000,000
Leyte 1st District Engineering Office	121,000,000	121,000,000
Leyte 2nd District Engineering Office	35,000,000	35,000,000
Leyte 3rd District Engineering Office	67,000,000	67,000,000
Leyte 4th District Engineering Office	195,000,000	195,000,000
Leyte 5th District Engineering Office	57,000,000	57,000,000
Northern Samar 1st District Engineering Office	115,000,000	115,000,000
Northern Samar 2nd District Engineering Office	40,000,000	40,000,000
Samar 1st District Engineering Office	125,000,000	125,000,000
Samar 2nd District Engineering Office	45,000,000	45,000,000
Southern Leyte District Engineering Office	24,000,000	24,000,000
Tacloban City District Engineering Office	77,000,000	77,000,000
Region IX - Zamboanga Peninsula	744,050,000	744,050,000

Regional Office IX	123,000,000	123,000,000
Isabela City District Engineering Office	126,000,000	126,000,000
Zamboanga City District Engineering Office	30,000,000	30,000,000
Zamboanga del Norte 1st District Engineering Office	14,000,000	14,000,000
Zamboanga del Norte 2nd District Engineering Office	95,050,000	95,050,000
Zamboanga del Norte 3rd District Engineering Office	108,000,000	108,000,000
Zamboanga del Sur 1st District Engineering Office	117,000,000	117,000,000
Zamboanga del Sur 2nd District Engineering Office	85,000,000	85,000,000
Zamboanga Sibugay 2nd District Engineering Office	46,000,000	46,000,000

204	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region X - Northern Mindanao	1,623,500,000	1,623,500,000

Regional Office X	79,000,000	79,000,000
Bukidnon 1st District Engineering Office	151,500,000	151,500,000
Bukidnon 2nd District Engineering Office	382,000,000	382,000,000
Bukidnon 3rd District Engineering Office	136,000,000	136,000,000
Cagayan de Oro City 1st District Engineering Office	70,000,000	70,000,000
Cagayan de Oro City 2nd District Engineering Office	40,000,000	40,000,000
Camiguin District Engineering Office	120,000,000	120,000,000
Lanao del Norte 1st District Engineering Office	8,000,000	8,000,000
Lanao del Norte 2nd District Engineering Office	180,000,000	180,000,000
Misamis Occidental 2nd District Engineering Office	117,000,000	117,000,000
Misamis Occidental District Engineering Office	77,000,000	77,000,000
Misamis Oriental 1st District Engineering Office	116,000,000	116,000,000
Misamis Oriental 2nd District Engineering Office	147,000,000	147,000,000
Region XI - Davao	1,419,500,000	1,419,500,000

Davao de Oro District Engineering Office	341,000,000	341,000,000
Davao City District Engineering Office	135,000,000	135,000,000
Davao City 2nd District Engineering Office	299,500,000	299,500,000
Davao del Norte District Engineering Office	240,000,000	240,000,000
Davao del Sur District Engineering Office	124,000,000	124,000,000
Davao Occidental District Engineering Office	70,000,000	70,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	205
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Davao Oriental 1st District Engineering Office	90,000,000	90,000,000
Davao Oriental 2nd District Engineering Office	120,000,000	120,000,000
Region XII - SOCCSKSARGEN	1,480,000,000	1,480,000,000

Regional Office XII	106,000,000	106,000,000
Cotabato 1st District Engineering Office	15,000,000	15,000,000
Cotabato 2nd District Engineering Office	142,000,000	142,000,000
Cotabato 3rd District Engineering Office	118,000,000	118,000,000
Cotabato City District Engineering Office	8,000,000	8,000,000
Sarangani District Engineering Office	302,600,000	302,600,000
South Cotabato 2nd District Engineering Office	197,000,000	197,000,000
South Cotabato District Engineering Office	331,400,000	331,400,000
Sultan Kudarat 1st District Engineering Office	110,000,000	110,000,000
Sultan Kudarat 2nd District Engineering Office	150,000,000	150,000,000
Region XIII - Caraga	990,500,000	990,500,000

Agusan del Norte District Engineering Office	28,500,000	28,500,000
Agusan del Sur 1st District Engineering Office	112,000,000	112,000,000
Agusan del Sur 2nd District Engineering Office	129,000,000	129,000,000
Butuan City District Engineering Office	35,000,000	35,000,000
Dinagat Islands District Engineering Office	112,000,000	112,000,000
Surigao del Norte 1st District Engineering Office (formerly Surigao del Norte 2nd District Engineering Office)	293,000,000	293,000,000

206	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Surigao del Norte 2nd District Engineering Office	71,000,000	71,000,000
Surigao del Sur 1st District Engineering Office	110,000,000	110,000,000
Surigao del Sur 2nd District Engineering Office	100,000,000	100,000,000
Basic Infrastructure Program (BIP) - Major/Strategic Public Buildings/ Facilities Structural and Resilience Program	415,500,000	415,500,000

Basic Infrastructure Program (BIP) - Major/Strategic Public Buildings/ Facilities Structural and Resilience Program	415,500,000	415,500,000

National Capital Region (NCR)	263,500,000	263,500,000

Las Piñas-Muntinlupa District Engineering Office	40,500,000	40,500,000
Malabon-Navotas District Engineering Office	2,000,000	2,000,000
Metro Manila 2nd District Engineering Office	7,000,000	7,000,000
Metro Manila 3rd District Engineering Office	3,000,000	3,000,000
North Manila District Engineering Office	70,000,000	70,000,000
Quezon City 2nd District Engineering Office	6,000,000	6,000,000
South Manila District Engineering Office	135,000,000	135,000,000
Region I - Ilocos	27,000,000	27,000,000

La Union 1st District Engineering Office	22,000,000	22,000,000
Pangasinan 1st District Engineering Office	5,000,000	5,000,000
Cordillera Administrative Region (CAR)	15,000,000	15,000,000

Baguio City District Engineering Office	15,000,000	15,000,000
Region III - Central Luzon	42,000,000	42,000,000

Bulacan 1st District Engineering Office	5,000,000	5,000,000
Pampanga 1st District Engineering Office	37,000,000	37,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	207
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region IVA - CALABARZON	40,000,000	40,000,000

Batangas 4th District Engineering Office	30,000,000	30,000,000
Quezon 3rd District Engineering Office	10,000,000	10,000,000
Region VI - Western Visayas	25,000,000	25,000,000

Negros Occidental 2nd District Engineering Office	25,000,000	25,000,000
Region IX - Zamboanga Peninsula	3,000,000	3,000,000

Zamboanga del Norte 3rd District Engineering Office	3,000,000	3,000,000
Basic Infrastructure Program (BIP) - Evacuation Centers/Quarantine Facilities/ Public Health Facilities	2,736,600,000	2,736,600,000

Basic Infrastructure Program (BIP) - Evacuation Centers/Quarantine Facilities/ Public Health Facilities	2,736,600,000	2,736,600,000

National Capital Region (NCR)	939,000,000	939,000,000

Central Office	909,000,000	909,000,000
Las Piñas - Muntinlupa District Engineering Office	30,000,000	30,000,000
Region I - Ilocos	125,000,000	125,000,000

Ilocos Norte 1st District Engineering Office	10,000,000	10,000,000
Ilocos Sur 1st District Engineering Office	15,000,000	15,000,000
Ilocos Sur 2nd District Engineering Office	44,000,000	44,000,000
La Union 2nd District Engineering Office	30,000,000	30,000,000
Pangasinan 2nd District Engineering Office	7,000,000	7,000,000
Pangasinan 3rd District Engineering Office	7,000,000	7,000,000
Pangasinan 4th District Engineering Office	12,000,000	12,000,000

208	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Cordillera Administrative Region (CAR)	45,000,000	45,000,000

Apayao 2nd District Engineering Office	5,000,000	5,000,000
Benguet 1st District Engineering Office	17,000,000	17,000,000
Benguet 2nd District Engineering Office	23,000,000	23,000,000
Region II - Cagayan Valley	80,000,000	80,000,000

Cagayan 2nd District Engineering Office	10,000,000	10,000,000
Isabela 1st District Engineering Office	5,000,000	5,000,000
Isabela 2nd District Engineering Office	6,000,000	6,000,000
Isabela 3rd District Engineering Office	10,000,000	10,000,000
Isabela 4th District Engineering Office	5,000,000	5,000,000
Quirino District Engineering Office	44,000,000	44,000,000
Region III - Central Luzon	282,000,000	282,000,000

Bataan 2nd District Engineering Office	156,000,000	156,000,000
Bulacan 1st District Engineering Office	5,000,000	5,000,000
Bulacan 2nd District Engineering Office	60,000,000	60,000,000
Nueva Ecija 1st District Engineering Office	37,000,000	37,000,000
Nueva Ecija 2nd District Engineering Office	19,000,000	19,000,000
Zambales 2nd District Engineering Office	5,000,000	5,000,000
Region IVA - CALABARZON	259,000,000	259,000,000

Batangas 1st District Engineering Office	85,000,000	85,000,000
Batangas 2nd District Engineering Office	15,000,000	15,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	209
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Batangas 3rd District Engineering Office	15,000,000	15,000,000
Batangas 4th District Engineering Office	5,000,000	5,000,000
Cavite District Engineering Office	18,000,000	18,000,000
Cavite 2nd District Engineering Office	35,000,000	35,000,000
Cavite Third District Engineering Office	18,000,000	18,000,000
Laguna 2nd District Engineering Office	18,000,000	18,000,000
Quezon 2nd District Engineering Office	20,000,000	20,000,000
Quezon 4th District Engineering Office	10,000,000	10,000,000
Rizal 1st District Engineering Office	20,000,000	20,000,000
Region IVB - MIMAROPA	62,000,000	62,000,000

Marinduque District Engineering Office	5,000,000	5,000,000
Mindoro Occidental District Engineering Office	42,000,000	42,000,000
Palawan 1st District Engineering Office	10,000,000	10,000,000
Southern Mindoro District Engineering Office	5,000,000	5,000,000
Region V - Bicol	209,600,000	209,600,000

Albay 1st District Engineering Office	33,000,000	33,000,000
Albay 3rd District Engineering Office	30,000,000	30,000,000
Camarines Norte District Engineering Office	15,000,000	15,000,000
Camarines Sur 1st District Engineering Office	5,000,000	5,000,000
Camarines Sur 3rd District Engineering Office	10,000,000	10,000,000
Camarines Sur 5th District Engineering Office	59,600,000	59,600,000
Catanduanes District Engineering Office	10,000,000	10,000,000

210	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Sorsogon 2nd District Engineering Office	10,000,000	10,000,000
Sorsogon District Engineering Office	37,000,000	37,000,000
Region VI - Western Visayas	42,000,000	42,000,000
Bacolod City District Engineering Office	5,000,000	5,000,000
Capiz 1st District Engineering Office	5,000,000	5,000,000
Capiz 2nd District Engineering Office	5,000,000	5,000,000
Iloilo 1st District Engineering Office	10,000,000	10,000,000
Iloilo 2nd District Engineering Office	5,000,000	5,000,000
Iloilo 4th District Engineering Office	7,000,000	7,000,000
Negros Occidental 1st District Engineering Office	5,000,000	5,000,000
Region VII - Central Visayas	90,000,000	90,000,000

Bohol 1st District Engineering Office	30,000,000	30,000,000
Cebu 3rd District Engineering Office	5,000,000	5,000,000
Cebu 6th District Engineering Office	5,000,000	5,000,000
Negros Oriental 1st District Engineering Office	15,000,000	15,000,000
Negros Oriental 2nd District Engineering Office	35,000,000	35,000,000
Region VIII - Eastern Visayas	139,000,000	139,000,000

Eastern Samar District Engineering Office	19,000,000	19,000,000
Leyte 4th District Engineering Office	14,000,000	14,000,000
Leyte 5th District Engineering Office	8,000,000	8,000,000
Northern Samar 1st District Engineering Office	35,000,000	35,000,000
Northern Samar 2nd District Engineering Office	7,000,000	7,000,000
Southern Leyte District Engineering Office	56,000,000	56,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	211
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region IX - Zamboanga Peninsula	5,000,000	5,000,000

Zamboanga del Norte 3rd District Engineering Office	5,000,000	5,000,000
Region X - Northern Mindanao	90,000,000	90,000,000

Regional Office X	10,000,000	10,000,000
Bukidnon 2nd District Engineering Office	20,000,000	20,000,000
Bukidnon 3rd District Engineering Office	5,000,000	5,000,000
Cagayan de Oro City 1st District Engineering Office	20,000,000	20,000,000
Camiguin District Engineering Office	25,000,000	25,000,000
Misamis Occidental District Engineering Office	5,000,000	5,000,000
Misamis Oriental 1st District Engineering Office	5,000,000	5,000,000
Region XI - Davao	255,000,000	255,000,000

Davao City District Engineering Office	211,000,000	211,000,000
Davao City 2nd District Engineering Office	24,000,000	24,000,000
Davao del Norte District Engineering Office	10,000,000	10,000,000
Davao Oriental 2nd District Engineering Office	10,000,000	10,000,000
Region XII - SOCCSKSARGEN	53,000,000	53,000,000

Cotabato 3rd District Engineering Office	15,000,000	15,000,000
Sarangani District Engineering Office	30,000,000	30,000,000
South Cotabato 1st District Engineering Office	8,000,000	8,000,000
Region XIII - Caraga	61,000,000	61,000,000

Agusan del Sur 1st District Engineering Office	6,000,000	6,000,000
Surigao del Sur 1st District Engineering Office	55,000,000	55,000,000
Basic Infrastructure Program (BIP) - Public Water Supply System (Level II or III)	1,910,600,000	1,910,600,000

Basic Infrastructure Program (BIP) - Public Water Supply System (Level II or III)	1,910,600,000	1,910,600,000

212	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

National Capital Region (NCR)	210,000,000	210,000,000

Central Office	210,000,000	210,000,000
Region I - Ilocos	16,000,000	16,000,000

Ilocos Norte 1st District Engineering Office	6,000,000	6,000,000
Ilocos Sur 1st District Engineering Office	5,000,000	5,000,000
La Union 1st District Engineering Office	5,000,000	5,000,000
Cordillera Administrative Region (CAR)	38,000,000	38,000,000

Abra District Engineering Office	20,000,000	20,000,000
Benguet 2nd District Engineering Office	3,000,000	3,000,000
Ifugao 1st District Engineering Office	10,000,000	10,000,000
Mountain Province First District Engineering Office	5,000,000	5,000,000
Region II - Cagayan Valley	61,500,000	61,500,000

Batanes District Engineering Office	10,500,000	10,500,000
Cagayan 1st District Engineering Office	5,000,000	5,000,000
Cagayan 3rd District Engineering Office	36,000,000	36,000,000
Isabela 1st District Engineering Office	5,000,000	5,000,000
Isabela 2nd District Engineering Office	5,000,000	5,000,000
Region III - Central Luzon	5,500,000	5,500,000

Aurora District Engineering Office	5,500,000	5,500,000
Region IVA - CALABARZON	188,000,000	188,000,000

Batangas 1st District Engineering Office	66,000,000	66,000,000
Batangas 2nd District Engineering Office	15,000,000	15,000,000
Batangas 3rd District Engineering Office	30,000,000	30,000,000
Batangas 4th District Engineering Office	38,000,000	38,000,000
Laguna 2nd District Engineering Office	10,000,000	10,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	213
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Quezon 1st District Engineering Office	14,000,000	14,000,000
Quezon 2nd District Engineering Office	10,000,000	10,000,000
Rizal 2nd District Engineering Office	5,000,000	5,000,000
Region IVB - MIMAROPA	47,000,000	47,000,000

Marinduque District Engineering Office	20,000,000	20,000,000
Mindoro Oriental District Engineering Office	5,000,000	5,000,000
Palawan 1st District Engineering Office	5,000,000	5,000,000
Palawan 3rd District Engineering Office	10,000,000	10,000,000
Romblon District Engineering Office	7,000,000	7,000,000
Region V - Bicol	569,600,000	569,600,000

Albay 1st District Engineering Office	20,000,000	20,000,000
Albay 2nd District Engineering Office	455,000,000	455,000,000
Albay 3rd District Engineering Office	24,000,000	24,000,000
Camarines Sur 4th District Engineering Office	2,500,000	2,500,000
Catanduanes District Engineering Office	50,000,000	50,000,000
Sorsogon District Engineering Office	18,100,000	18,100,000
Region VI - Western Visayas	186,000,000	186,000,000

Aklan District Engineering Office	15,000,000	15,000,000
Bacolod City District Engineering Office	59,000,000	59,000,000
Iloilo 1st District Engineering Office	28,000,000	28,000,000
Negros Occidental 1st District Engineering Office	49,000,000	49,000,000
Negros Occidental 2nd District Engineering Office	15,000,000	15,000,000
Negros Occidental 3rd District Engineering Office	10,000,000	10,000,000
Negros Occidental 4th District Engineering Office	10,000,000	10,000,000

214	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region VII - Central Visayas	78,500,000	78,500,000

Bohol 2nd District Engineering Office	5,000,000	5,000,000
Bohol 3rd District Engineering Office	6,000,000	6,000,000
Cebu 5th District Engineering Office	17,000,000	17,000,000
Cebu City District Engineering Office	5,000,000	5,000,000
Negros Oriental 1st District Engineering Office	7,000,000	7,000,000
Negros Oriental 2nd District Engineering Office	15,000,000	15,000,000
Negros Oriental 3rd District Engineering Office	19,500,000	19,500,000
Siquijor District Engineering Office	4,000,000	4,000,000
Region VIII - Eastern Visayas	5,000,000	5,000,000

Leyte 3rd District Engineering Office	5,000,000	5,000,000
Region IX - Zamboanga Peninsula	67,000,000	67,000,000

Regional Office IX	10,000,000	10,000,000
Zamboanga del Norte 2nd District Engineering Office	3,000,000	3,000,000
Zamboanga del Norte 3rd District Engineering Office	49,000,000	49,000,000
Zamboanga del Sur 2nd District Engineering Office	5,000,000	5,000,000
Region X - Northern Mindanao	193,000,000	193,000,000

Bukidnon 1st District Engineering Office	23,000,000	23,000,000
Bukidnon 2nd District Engineering Office	23,000,000	23,000,000
Bukidnon 3rd District Engineering Office	55,000,000	55,000,000
Lanao del Norte 1st District Engineering Office	45,000,000	45,000,000
Misamis Occidental 2nd District Engineering Office	25,000,000	25,000,000
Misamis Oriental 1st District Engineering Office	12,000,000	12,000,000
Misamis Oriental 2nd District Engineering Office	10,000,000	10,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	215
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region XI - Davao						165,500,000		165,500,000

Davao de Oro District Engineering Office						28,000,000		28,000,000
Davao City District Engineering Office						15,500,000		15,500,000
Davao City 2nd District Engineering Office						20,000,000		20,000,000
Davao del Norte District Engineering Office						27,000,000		27,000,000
Davao del Sur District Engineering Office						15,000,000		15,000,000
Davao Occidental District Engineering Office						20,000,000		20,000,000
Davao Oriental 1st District Engineering Office						40,000,000		40,000,000
Region XII - SOCCSKSARGEN						65,000,000		65,000,000

Cotabato 2nd District Engineering Office						15,000,000		15,000,000
Cotabato 3rd District Engineering Office						5,000,000		5,000,000
South Cotabato District Engineering Office						45,000,000		45,000,000
Region XIII - Caraga						15,000,000		15,000,000

Butuan City District Engineering Office						5,000,000		5,000,000
Surigao del Norte 2nd District Engineering Office						10,000,000		10,000,000
Sub-total, Operations						767,012,262,000		767,012,262,000

TOTAL NEW APPROPRIATIONS	₱	9,694,067,000	₱	5,350,104,000	₱	770,681,351,000	₱	785,725,522,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	7,288,439

Total Permanent Positions	7,288,439

216	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Other Compensation Common to All
Personnel Economic Relief Allowance	421,224
Representation Allowance	31,824
Transportation Allowance	30,150
Clothing and Uniform Allowance	105,306
Mid-Year End Bonus	607,367
Year End Bonus	607,367
Cash Gift	87,755
Productivity Enhancement Incentive	87,755

Step Increment	18,226
Total Other Compensation Common to All	1,996,974

Other Benefits
PAG-IBIG Contributions	21,060
PhilHealth Contributions	123,711
Employees Compensation Insurance Premiums	21,060
Terminal Leave	242,823

Total Other Benefits	408,654

Total Personnel Services	9,694,067

Maintenance and Other Operating Expenses Travelling Expenses	15,046
Training and Scholarship Expenses	12,745
Supplies and Materials Expenses	59,338
Utility Expenses	304,321
Communication Expenses	53,275
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,079
Professional Services	15,034
General Services	74,843
Repairs and Maintenance	4,634,376
Taxes, Insurance Premiums and Other Fees	102,081
Other Maintenance and Operating Expenses
Advertising Expenses	1,432
Printing and Publication Expenses	8,172
Representation Expenses	1,879
Transportation and Delivery Expenses	8,601
Rent/Lease Expenses	26,883
Membership Dues and Contributions to Organizations	321
Subscription Expenses	21,517
Other Maintenance and Operating Expense	6,161

Total Maintenance and Other Operating Expenses	5,350,104

Total Current Operating Expenditures	15,044,171

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	717,623,667
Buildings and Other Structures	52,049,497
Machinery and Equipment Outlay	1,008,187

Total Capital Outlays	770,681,351

TOTAL NEW APPROPRIATIONS	785,725,522

JANUARY 3, 2022	OFFICIAL GAZETTE	217
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

GENERAL SUMMARY

DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	9,694,067,000	₱	5,350,104,000	₱	770,681,351,000	₱	785,725,522,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS	₱	9,694,067,000	₱	5,350,104,000	₱	770,681,351,000	₱	785,725,522,000

218	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

XXI. DEPARTMENT OF SCIENCE AND TECHNOLOGY

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	6,673,183,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	121,922,000	₱	113,171,000	₱	26,847,000	₱	261,940,000
Support to Operations		37,740,000		20,530,000		1,000,000		59,270,000
Operations		526,309,000		5,825,664,000				6,351,973,000

STRATEGIC SCIENCE AND TECHNOLOGY (S&T) PROGRAM				3,633,174,000				3,633,174,000
S&T PROGRAM FOR REGIONAL AND COUNTRYSIDE DEVELOPMENT		526,309,000		2,192,490,000				2,718,799,000

TOTAL NEW APPROPRIATIONS	₱	685,971,000	₱	5,959,365,000	₱	27,847,000	₱	6,673,183,000

Special Provision(s)

1. Priority Research Program. The DOST, in coordination with the CCC, NEDA, and DILG, shall give priority to research on disaster risk reduction and climate change adaptation and mitigation, including climate impact models and climate-related technologies, to ensure that policy and technology development and application are consistent with local and international development initiatives and are based on science and contribute to resilience-building, promote inclusive and sustainable industrialization, and foster innovation.

The DOST shall also facilitate research on integrated approaches for an efficient transition to low-carbon development.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	113,075,000	₱	113,171,000	₱	26,847,000	₱	253,093,000

National Capital Region (NCR)		113,075,000		113,171,000		26,847,000		253,093,000

Central Office		113,075,000		113,171,000		26,847,000		253,093,000

JANUARY 3, 2022	OFFICIAL GAZETTE	219
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Administration of Personnel Benefits	8,847,000			8,847,000

National Capital Region (NCR)	647,000			647,000

Central Office	647,000			647,000
Region IVA - CALABARZON	3,110,000			3,110,000

Regional Office - IVA	3,110,000			3,110,000
Region VI - Western Visayas	2,121,000			2,121,000

Regional Office - VI	2,121,000			2,121,000
Region IX - Zamboanga Peninsula	1,267,000			1,267,000

Regional Office - IX	1,267,000			1,267,000
Region X - Northern Mindanao	1,702,000			1,702,000

Regional Office - X	1,702,000			1,702,000

Sub-total, General Administration and Support	121,922,000	113,171,000	26,847,000	261,940,000

Support to Operations
Planning, policy formulation, monitoring, evaluation and management information services	37,740,000	9,275,000		47,015,000

National Capital Region (NCR)	37,740,000	9,275,000		47,015,000

Central Office	37,740,000	9,275,000		47,015,000

Project(s)
Locally-Funded Project(s)		9,000,000	1,000,000	10,000,000

Integrating Futures Thinking in the DOST’s
Regional and Provincial Office Operations		9,000,000	1,000,000	10,000,000
Conduct of scientific and technological conferences and exhibitions and international/local science and technological networking and other related activities		2,255,000		2,255,000

National Capital Region (NCR)		2,255,000		2,255,000

Central Office		2,255,000		2,255,000

Sub-total, Support to Operations	37,740,000	20,530,000	1,000,000	59,270,000

Operations
Increased benefits to Filipinos from scientific knowledge and cutting-edge technological innovations	526,309,000	5,825,664,000		6,351,973,000

STRATEGIC SCIENCE AND TECHNOLOGY (S&T) PROGRAM		3,633,174,000		3,633,174,000

Support to the harmonized national S&T agenda		3,633,174,000		3,633,174,000

220	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

National Capital Region (NCR)		3,633,174,000	3,633,174,000

Central Office		3,633,174,000	3,633,174,000
S&T PROGRAM FOR REGIONAL AND COUNTRYSIDE DEVELOPMENT	526,309,000	2,192,490,000	2,718,799,000

Diffusion and transfer of knowledge and technologies and other related projects and activities		1,966,351,000	1,966,351,000

National Capital Region (NCR)		149,757,000	149,757,000

Regional Office - NCR		149,757,000	149,757,000
Region I - Ilocos		87,557,000	87,557,000

Regional Office - I		87,557,000	87,557,000
Cordillera Administrative Region (CAR)		91,722,000	91,722,000

Regional Office - CAR		91,722,000	91,722,000
Region II - Cagayan Valley		178,090,000	178,090,000

Regional Office - II		178,090,000	178,090,000
Region III - Central Luzon		224,143,000	224,143,000

Regional Office - III		224,143,000	224,143,000
Region IVA - CALABARZON		151,847,000	151,847,000

Regional Office - IVA		151,847,000	151,847,000
Region IVB - MIMAROPA		111,866,000	111,866,000

Regional Office - IVB		111,866,000	111,866,000
Region V - Bicol		103,377,000	103,377,000

Regional Office - V		103,377,000	103,377,000
Region VI - Western Visayas		143,614,000	143,614,000

Regional Office - VI		143,614,000	143,614,000
Region VII - Central Visayas		102,878,000	102,878,000

Regional Office - VII		102,878,000	102,878,000
Region VIII - Eastern Visayas		83,287,000	83,287,000

Regional Office - VIII		83,287,000	83,287,000
Region IX - Zamboanga Peninsula		125,361,000	125,361,000

Regional Office - IX		125,361,000	125,361,000
Region X - Northern Mindanao		126,996,000	126,996,000

Regional Office - X		126,996,000	126,996,000

JANUARY 3, 2022	OFFICIAL GAZETTE	221
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Region XI - Davao		91,106,000	91,106,000

Regional Office - XI		91,106,000	91,106,000
Region XII - SOCCSKSARGEN		91,914,000	91,914,000

Regional Office - XII		91,914,000	91,914,000
Region XIII - Caraga		102,836,000	102,836,000

Regional Office - XIII		102,836,000	102,836,000
Enhancement of science and technology projects/activities	526,309,000	226,139,000	752,448,000

National Capital Region (NCR)	30,282,000	8,366,000	38,648,000

Regional Office - NCR	30,282,000	8,366,000	38,648,000
Region I - Ilocos	25,787,000	14,617,000	40,404,000

Regional Office - I	25,787,000	14,617,000	40,404,000
Cordillera Administrative Region (CAR)	37,182,000	15,127,000	52,309,000

Regional Office - CAR	37,182,000	15,127,000	52,309,000
Region II - Cagayan Valley	31,809,000	9,624,000	41,433,000

Regional Office - II	31,809,000	9,624,000	41,433,000
Region III - Central Luzon	45,245,000	12,079,000	57,324,000

Regional Office - III	45,245,000	12,079,000	57,324,000
Region IVA - CALABARZON	35,412,000	14,879,000	50,291,000

Regional Office - IVA	35,412,000	14,879,000	50,291,000
Region IVB - MIMAROPA	33,982,000	7,498,000	41,480,000

Regional Office - IVB	33,982,000	7,498,000	41,480,000
Region V - Bicol	32,846,000	17,803,000	50,649,000

Regional Office - V	32,846,000	17,803,000	50,649,000
Region VI - Western Visayas	37,246,000	15,638,000	52,884,000

Regional Office - VI	37,246,000	15,638,000	52,884,000
Region VII - Central Visayas	32,301,000	17,006,000	49,307,000

Regional Office - VII	32,301,000	17,006,000	49,307,000
Region VIII - Eastern Visayas	39,692,000	15,155,000	54,847,000

Regional Office - VIII	39,692,000	15,155,000	54,847,000

222	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Region IX - Zamboanga Peninsula		27,753,000		14,026,000				41,779,000

Regional Office - IX		27,753,000		14,026,000				41,779,000
Region X - Northern Mindanao		27,457,000		14,228,000				41,685,000

Regional Office - X		27,457,000		14,228,000				41,685,000
Region XI - Davao		35,542,000		13,252,000				48,794,000

Regional Office - XI		35,542,000		13,252,000				48,794,000
Region XII - SOCCSKSARGEN		24,611,000		23,810,000				48,421,000

Regional Office - XII		24,611,000		23,810,000				48,421,000
Region XIII - Caraga		29,162,000		13,031,000				42,193,000

Regional Office - XIII		29,162,000		13,031,000				42,193,000
Sub-total, Operations		526,309,000		5,825,664,000				6,351,973,000

TOTAL NEW APPROPRIATIONS	₱	685,971,000	₱	5,959,365,000	₱	27,847,000	₱	6,673,183,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								393,980

Total Permanent Positions								393,980

Other Compensation Common to All
Personnel Economic Relief Allowance								17,280
Representation Allowance								4,758
Transportation Allowance								4,638
Clothing and Uniform Allowance								4,320
Mid-Year Bonus								32,832
Year End Bonus								32,832
Cash Gift								3,600
Productivity Enhancement Incentive								3,600

Total Other Compensation Common to All								103,860

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel								170,517

Total Other Compensation for Specific Groups								170,517

JANUARY 3, 2022	OFFICIAL GAZETTE	223
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Other Benefits
PAG-IBIG Contributions	866
PhilHealth Contributions	6,250
Employees Compensation Insurance Premiums	866
Loyalty Award - Civilian	785
Terminal Leave	8,847

Total Other Benefits	17,614

Total Personnel Services	685,971

Maintenance and Other Operating Expenses
Travelling Expenses	36,555
Training and Scholarship Expenses	11,824
Supplies and Materials Expenses	54,530
Utility Expenses	39,411
Communication Expenses	18,844
Awards/Rewards and Prizes	257
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,267
Professional Services	25,637
General Services	80,922
Repairs and Maintenance	30,870
Financial Assistance/Subsidy	5,599,525
Taxes, Insurance Premiums and Other Fees	8,346
Other Maintenance and Operating Expenses
Advertising Expenses	587
Printing and Publication Expenses	2,712
Representation Expenses	9,822
Transportation and Delivery Expenses	497
Rent/Lease Expenses	6,725
Membership Dues and Contributions to Organizations	639
Subscription Expenses	24,228
Other Maintenance and Operating Expenses	3,167

Total Maintenance and Other Operating Expenses	5,959,365

Total Current Operating Expenditures	6,645,336

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	27,847

Total Capital Outlays	27,847

TOTAL NEW APPROPRIATIONS	6,673,183

B. ADVANCED SCIENCE AND TECHNOLOGY INSTITUTE

For general administration and support, and operations, as indicated hereunder	₱	514,243,000

New Appropriations, by Program

224	OFFICIAL GAZETTE	VOL. 118, NO. 1
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	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	29,280,000	₱	35,051,000	₱		₱	64,331,000
Operations		39,051,000		410,346,000		515,000		449,912,000

ADVANCED SCIENCE AND TECHNOLOGY RESEARCH AND DEVELOPMENT PROGRAM		39,051,000		53,600,000		515,000		93,166,000
ADVANCED SCIENCE AND TECHNOLOGY TRANSFER PROGRAM				356,746,000				356,746,000

TOTAL NEW APPROPRIATIONS	₱	68,331,000	₱	445,397,000	₱	515,000	₱	514,243,000

Special Provisions

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	29,280,000	₱	35,051,000	₱		₱	64,331,000

Sub-total, General Administration and Support		29,280,000		35,051,000				64,331,000

Operations
Increased benefits to Filipinos from scientific knowledge and technologies in ICT and Microelectronics		39,051,000		410,346,000		515,000		449,912,000

ADVANCED SCIENCE AND TECHNOLOGY RESEARCH AND DEVELOPMENT PROGRAM		39,051,000		53,600,000		515,000		93,166,000

Scientific Research and Development in the Advanced Fields of Studies including Microelectronics and Information Technology		39,051,000		53,600,000		515,000		93,166,000
ADVANCED SCIENCE AND TECHNOLOGY TRANSFER PROGRAM				356,746,000				356,746,000

Technical transfer through diffusion and commercialization				356,746,000				356,746,000

JANUARY 3, 2022	OFFICIAL GAZETTE	225
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Sub-total, Operations		39,051,000		410,346,000		515,000		449,912,000

TOTAL NEW APPROPRIATIONS	₱	68,331,000	₱	445,397,000	₱	515,000	₱	514,243,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	40,815

Total Permanent Positions	40,815

Other Compensation Common to All
Personnel Economic Relief Allowance	1,896
Representation Allowance	408
Transportation Allowance	408
Clothing and Uniform Allowance	474
Mid-Year Bonus - Civilian	3,402
Year End Bonus	3,402
Cash Gift	395
Productivity Enhancement Incentive	395

Total Other Compensation Common to All	10,780

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	15,872

Total Other Compensation for Specific Groups	15,872

Other Benefits
PAG-IBIG Contributions	95
PhilHealth Contributions	674
Employees Compensation Insurance Premiums	95

Total Other Benefits	864

Total Personnel Services	68,331

Maintenance and Other Operating Expenses
Travelling Expenses	3,605
Training and Scholarship Expenses	2,737
Supplies and Materials Expenses	10,500
Utility Expenses	17,587
Communication Expenses	243,480
Awards/Rewards and Prizes	250
Survey, Research, Exploration and Development Expenses	3,130

226	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	74,477
General Services	12,022
Repairs and Maintenance	4,015
Taxes, Insurance Premiums and Other Fees	12,791
Labor and Wages	120
Other Maintenance and Operating Expenses
Advertising Expenses	484
Printing and Publication Expenses	325
Representation Expenses	739
Transportation and Delivery Expenses	665
Rent/Lease Expenses	35,138
Membership Dues and Contributions to Organization	60
Subscription Expenses	22,426
Other Maintenance and Operating Expenses	710

Total Maintenance and Other Operating Expenses	445,397

Total Current Operating Expenditures	513,728

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	515

Total Capital Outlays	515

TOTAL NEW APPROPRIATIONS	514,243

C. FOOD AND NUTRITION RESEARCH INSTITUTE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	543,991,000

New Appropriations, by Program
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	52,433,000	₱	22,796,000	₱		₱	75,229,000
Operations		72,089,000		381,673,000		15,000,000		468,762,000

FOOD AND NUTRITION RESEARCH AND DEVELOPMENT PROGRAM		25,438,000		34,844,000				60,282,000
NUTRITIONAL ASSESSMENT AND MONITORING PROGRAM		22,466,000		336,752,000		15,000,000		374,218,000
FOOD AND NUTRITION TECHNOLOGY AND KNOWLEDGE DIFFUSION PROGRAM		24,185,000		10,077,000				34,262,000

TOTAL NEW APPROPRIATIONS	₱	124,522,000	₱	404,469,000	₱	15,000,000	₱	543,991,000

JANUARY 3, 2022	OFFICIAL GAZETTE	227
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Special Provisions

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	49,162,000	₱	22,796,000	₱		₱	71,958,000
Administration of Personnel Benefits		3,271,000						3,271,000

Sub-total, General Administration and Support		52,433,000		22,796,000				75,229,000

Operations
Increased benefits to Filipinos from scientific knowledge and food and nutrition technologies		72,089,000		381,673,000		15,000,000		468,762,000

FOOD AND NUTRITION RESEARCH AND DEVELOPMENT PROGRAM		25,438,000		34,844,000				60,282,000

Scientific Research and Development Services on Basic and Applied Researches on Food and Nutrition		25,438,000		14,145,000				39,583,000
Project(s)
Locally-Funded Project(s)				20,699,000				20,699,000

Expanding the Food and Nutrition Research Institute’s Nutrigenomics Laboratory: Towards Establishment of a World Class Philippine Nutrigenomics Center				20,699,000				20,699,000
NUTRITIONAL ASSESSMENT AND MONITORING PROGRAM		22,466,000		336,752,000		15,000,000		374,218,000

Nutritional Assessment and Monitoring on Food and Nutrition		22,466,000		2,820,000				25,286,000
Project(s)
Locally-Funded Project(s)				333,932,000		15,000,000		348,932,000

Expanded National Nutrition Survey				333,932,000		15,000,000		348,932,000
FOOD AND NUTRITION TECHNOLOGY AND KNOWLEDGE DIFFUSION PROGRAM		24,185,000		10,077,000				34,262,000

Technical Services on Food and Nutrition		24,185,000		10,077,000				34,262,000

228	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Sub-total, Operations		72,089,000		381,673,000		15,000,000		468,762,000

TOTAL NEW APPROPRIATIONS	₱	124,522,000	₱	404,469,000	₱	15,000,000	₱	543,991,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	70,525

Total Permanent Positions	70,525

Other Compensation Common to All
Personnel Economic Relief Allowance	3,648
Representation Allowance	462
Transportation Allowance	462
Clothing and Uniform Allowance	912
Mid-Year Bonus - Civilian	5,877
Year End Bonus	5,877
Cash Gift	760
Productivity Enhancement Incentive	760

Total Other Compensation Common to All	18,758

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	29,835
Anniversary Bonus - Civilian	465

Total Other Compensation for Specific Groups	30,300

Other Benefits
PAG-IBIG Contributions	182
PhilHealth Contributions	1,194
Employees Compensation Insurance Premiums	182
Loyalty Award - Civilian	110
Terminal Leave	3,271

Total Other Benefits	4,939

Total Personnel Services	124,522

Maintenance and Other Operating Expenses
Travelling Expenses	12,290
Training and Scholarship Expenses	3,750
Supplies and Materials Expenses	66,786
Utility Expenses	9,635
Communication Expenses	4,414
Awards/Rewards and Prizes	300

JANUARY 3, 2022	OFFICIAL GAZETTE	229
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	238,450
General Services	4,047
Repairs and Maintenance	10,300
Taxes, Insurance Premiums and Other Fees	2,209
Other Maintenance and Operating Expenses
Advertising Expenses	20
Printing and Publication Expenses	2,587
Representation Expenses	2,532
Transportation and Delivery Expenses	2,070
Rent/Lease Expenses	900
Subscription Expenses	285
Other Maintenance and Operating Expenses	43,758

Total Maintenance and Other Operating Expenses	404,469

Total Current Operating Expenditures	528,991

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	15,000

Total Capital Outlays	15,000

TOTAL NEW APPROPRIATIONS	543,991

D. FOREST PRODUCTS RESEARCH AND DEVELOPMENT INSTITUTE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	207,629,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	77,960,000	₱	21,857,000	₱		₱	99,817,000
Operations		66,240,000		26,008,000		15,564,000		107,812,000

FOREST PRODUCTS RESEARCH AND DEVELOPMENT PROGRAM		41,429,000		14,101,000		15,564,000		71,094,000
FOREST PRODUCTS TECHNOLOGY TRANSFER PROGRAM		18,274,000		714,000				18,988,000
FOREST PRODUCTS SCIENCE AND TECHNOLOGY SERVICES PROGRAM		6,537,000		11,193,000				17,730,000

TOTAL NEW APPROPRIATIONS	₱	144,200,000	₱	47,865,000	₱	15,564,000	₱	207,629,000

Special Provisions

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

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2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	69,755,000	₱	21,857,000	₱		₱	91,612,000
Administration of Personnel Benefits		8,205,000						8,205,000

Sub-total, General Administration and Support		77,960,000		21,857,000				99,817,000

Operations
Increased benefits to Filipinos from scientific knowledge and forest-based product technological innovations		66,240,000		26,008,000		15,564,000		107,812,000

FOREST PRODUCTS RESEARCH AND DEVELOPMENT PROGRAM		41,429,000		14,101,000		15,564,000		71,094,000

Scientific Research and Development Services on
Wood and Non-Wood Forest Products		41,429,000		11,907,000				53,336,000
Project(s)
Locally-Funded Project(s)				2,194,000		15,564,000		17,758,000

Development of FPRDI’s Strategic and Administrative Information Systems				2,194,000		6,564,000		8,758,000
Rehabilitation of Pulp and Paper Laboratories						4,000,000		4,000,000
Renovation of Material Science Division (MSD) Laboratories and Offices						5,000,000		5,000,000
FOREST PRODUCTS TECHNOLOGY TRANSFER PROGRAM		18,274,000		714,000				18,988,000

Technology Transfer/Promotion on Wood and Non-wood Forest Products		18,274,000		714,000				18,988,000
FOREST PRODUCTS SCIENCE AND TECHNOLOGY SERVICES PROGRAM		6,537,000		11,193,000				17,730,000

Testing, analysis and other technical services on wood and non-wood forest products		6,537,000		11,193,000				17,730,000

Sub-total, Operations		66,240,000		26,008,000		15,564,000		107,812,000

TOTAL NEW APPROPRIATIONS	₱	144,200,000	₱	47,865,000	₱	15,564,000	₱	207,629,000

JANUARY 3, 2022	OFFICIAL GAZETTE	231
DEPARTMENT OF SCIENCE AND TECHNOLOGY

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	71,810

Total Permanent Positions	71,810

Other Compensation Common to All
Personnel Economic Relief Allowance	4,032
Representation Allowance	762
Transportation Allowance	762
Clothing and Uniform Allowance	1,008
Mid-Year Bonus - Civilian	5,983
Year End Bonus	5,983
Cash Gift	840
Productivity Enhancement Incentive	840

Total Other Compensation Common to All	20,210

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	41,654
Anniversary Bonus - Civilian	576

Total Other Compensation for Specific Groups	42,230

Other Benefits
PAG-IBIG Contributions	201
PhilHealth Contributions	1,223
Employees Compensation Insurance Premiums	201
Loyalty Award - Civilian	120
Terminal Leave	8,205

Total Other Benefits	9,950

Total Personnel Services	144,200

Maintenance and Other Operating Expenses
Travelling Expenses	6,200
Training and Scholarship Expenses	3,610
Supplies and Materials Expenses	10,933
Utility Expenses	9,186
Communication Expenses	2,432
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	2,488
General Services	3,779
Repairs and Maintenance	2,970

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Taxes, Insurance Premiums and Other Fees	1,330
Labor and Wages	1,800
Other Maintenance and Operating Expenses
Advertising Expenses	30
Printing and Publication Expenses	500
Representation Expenses	350
Transportation and Delivery Expenses	150
Rent/Lease Expenses	315
Membership Dues and Contributions to Organizations	400
Subscription Expenses	956
Other Maintenance and Operating Expenses	300

Total Maintenance and Other Operating Expenses	47,865

Total Current Operating Expenditures	192,065

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	9,000
Machinery and Equipment Outlay	6,564

Total Capital Outlays	15,564

TOTAL NEW APPROPRIATIONS	207,629

E. INDUSTRIAL TECHNOLOGY DEVELOPMENT INSTITUTE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	397,255,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	94,061,000	₱	11,306,000	₱	2,400,000	₱	107,767,000
Operations		154,054,000		95,434,000		40,000,000		289,488,000

INDUSTRIAL TECHNOLOGY RESEARCH AND DEVELOPMENT PROGRAM		83,189,000		58,749,000		40,000,000		181,938,000
INDUSTRIAL TECHNOLOGY TRANSFER PROGRAM		23,538,000		6,793,000				30,331,000
INDUSTRIAL TECHNOLOGY TECHNICAL SERVICES PROGRAM		47,327,000		29,892,000				77,219,000

TOTAL NEW APPROPRIATIONS	₱	248,115,000	₱	106,740,000	₱	42,400,000	₱	397,255,000

Special Provisions

1. Calibration Fees. Of the amounts appropriated herein, Three Million Seven Hundred Thousand Pesos (₱3,700,000) shall be used for the enhancement of the capabilities of the National Metrology Laboratory and modernization of metrological and measurement standard activities sourced from fifty percent (50%) of the fees and charges collected from calibration services in accordance with Section 18 of R.A. No. 9236.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

JANUARY 3, 2022	OFFICIAL GAZETTE	233
DEPARTMENT OF SCIENCE AND TECHNOLOGY

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	83,669,000	₱	10,284,000	₱	2,400,000	₱	96,353,000
Administration of Personnel Benefits		1,153,000						1,153,000
Evaluation, Coordination and Monitoring of Industrial Programs/Projects and Management Information System		9,239,000		1,022,000				10,261,000

Sub-total, General Administration and Support		94,061,000		11,306,000		2,400,000		107,767,000

Operations
Increased benefits to Filipinos from scientific knowledge and technologies for industry productivity and competitiveness		154,054,000		95,434,000		40,000,000		289,488,000

INDUSTRIAL TECHNOLOGY RESEARCH AND DEVELOPMENT PROGRAM		83,189,000		58,749,000		40,000,000		181,938,000

Research and Development of Technologies in Industrial Manufacturing, Mineral Processing and Energy		83,189,000		49,662,000				132,851,000
Project(s)
Locally-Funded Project(s)				9,087,000		40,000,000		49,087,000

Repair/Renovation and Maintenance of ITDI Buildings and Facilities						40,000,000		40,000,000
ITDI Information Technology Capability Enhancement and Sustainability				9,087,000				9,087,000
INDUSTRIAL TECHNOLOGY TRANSFER PROGRAM		23,538,000		6,793,000				30,331,000

Transfer of Technologies in Industrial Manufacturing, Mineral Processing and Energy				2,876,000				2,876,000
Promotion and Marketing of Industrial Technologies and Services		23,538,000		3,917,000				27,455,000

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GENERAL APPROPRIATIONS ACT, FY 2022

INDUSTRIAL TECHNOLOGY TECHNICAL SERVICES PROGRAM		47,327,000		29,892,000				77,219,000

Testing and Analysis of Materials/Products, Calibration of Instruments and Apparatus and other Technical Services		47,327,000		29,892,000				77,219,000

Sub-total, Operations		154,054,000		95,434,000		40,000,000		289,488,000

TOTAL NEW APPROPRIATIONS	₱	248,115,000	₱	106,740,000	₱	42,400,000	₱	397,255,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	142,675

Total Permanent Positions	142,675

Other Compensation Common to All
Personnel Economic Relief Allowance	7,536
Representation Allowance	558
Transportation Allowance	558
Clothing and Uniform Allowance	1,884
Mid-Year Bonus - Civilian	11,889
Year End Bonus	11,889
Cash Gift	1,570
Productivity Enhancement Incentive	1,570

Total Other Compensation Common to All	37,454

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	63,637

Total Other Compensation for Specific Groups	63,637

Other Benefits
PAG-IBIG Contributions	378
PhilHealth Contributions	2,440
Employees Compensation Insurance Premiums	378
Terminal Leave	1,153

Total Other Benefits	4,349

Total Personnel Services	248,115

JANUARY 3, 2022	OFFICIAL GAZETTE	235
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Maintenance and Other Operating Expenses
Travelling Expenses		4,653
Training and Scholarship Expenses		2,550
Supplies and Materials Expenses		20,572
Utility Expenses		32,388
Communication Expenses		2,013
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses		491
Professional Services		9,276
General Services		12,752
Repairs and Maintenance		10,092
Taxes, Insurance Premiums and Other Fees		3,312
Other Maintenance and Operating Expenses
Advertising Expenses		400
Printing and Publication Expenses		441
Representation Expenses		1,089
Transportation and Delivery Expenses		135
Rent/Lease Expenses		315
Membership Dues and Contributions to Organizations		400
Subscription Expenses		2,429
Other Maintenance and Operating Expenses		3,432

Total Maintenance and Other Operating Expenses		106,740

Total Current Operating Expenditures		354,855

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures		40,000
Transportation Equipment Outlay		2,400

Total Capital Outlays		42,400

TOTAL NEW APPROPRIATIONS		397,255

F. METALS INDUSTRY RESEARCH AND DEVELOPMENT CENTER
For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	246,946,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	91,768,000	₱	18,067,000	₱	3,960,000	₱	113,795,000
Operations		83,443,000		27,708,000		22,000,000		133,151,000

METALS INDUSTRY RESEARCH PROGRAM		43,691,000		19,842,000		22,000,000		85,533,000
METALS INDUSTRY TECHNOLOGY TRANSFER PROGRAM		19,576,000		3,505,000				23,081,000

236	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

METALS INDUSTRY SCIENCE AND TECHNOLOGY SERVICES PROGRAM		20,176,000		4,361,000				24,537,000

TOTAL NEW APPROPRIATIONS	₱	175,211,000	₱	45,775,000	₱	25,960,000	₱	246,946,000

Special Provisions

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	87,828,000	₱	18,067,000	₱	3,960,000	₱	109,855,000
Administration of Personnel Benefits		3,940,000						3,940,000

Sub-total, General Administration and Support		91,768,000		18,067,000		3,960,000		113,795,000

Operations
Increased benefits to Filipinos from scientific knowledge and technologies in cutting-edge metals and engineering innovations		83,443,000		27,708,000		22,000,000		133,151,000

METALS INDUSTRY RESEARCH PROGRAM		43,691,000		19,842,000		22,000,000		85,533,000

Prototype and process development through metalcasting, metalworking and surface engineering processes		43,691,000		11,642,000				55,333,000
Project(s)
Locally-Funded Project(s)				8,200,000		22,000,000		30,200,000

Repair of Perimeter Fence (90,000 square meters)						8,000,000		8,000,000
Upgrading of MIRDC Laboratory and Administration Building						12,000,000		12,000,000
Advancement of Information and Communication Technology (ICT) and Implementation of Information Security Management System (ISMS) in MIRDC - (AIM)				8,200,000		2,000,000		10,200,000
METALS INDUSTRY TECHNOLOGY TRANSFER PROGRAM		19,576,000		3,505,000				23,081,000

Technical assistance and technology transfer through consultancy, training and information awareness program		19,576,000		3,505,000				23,081,000

JANUARY 3, 2022	OFFICIAL GAZETTE	237
DEPARTMENT OF SCIENCE AND TECHNOLOGY

METALS INDUSTRY SCIENCE AND TECHNOLOGY SERVICES PROGRAM		20,176,000		4,361,000				24,537,000

Testing, analysis and calibration services		20,176,000		4,361,000				24,537,000

Sub-total, Operations		83,443,000		27,708,000		22,000,000		133,151,000

TOTAL NEW APPROPRIATIONS	₱	175,211,000	₱	45,775,000	₱	25,960,000	₱	246,946,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	96,238

Total Permanent Positions	96,238

Other Compensation Common to All
Personnel Economic Relief Allowance	5,208
Representation Allowance	672
Transportation Allowance	672
Clothing and Uniform Allowance	1,302
Mid-Year Bonus - Civilian	8,020
Year End Bonus	8,020
Cash Gift	1,085
Productivity Enhancement Incentive	1,085

Total Other Compensation Common to All	26,064

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	46,838

Total Other Compensation for Specific Groups	46,838

Other Benefits
PAG-IBIG Contributions	260
PhilHealth Contributions	1,611
Employees Compensation Insurance Premiums	260
Terminal Leave	3,940

Total Other Benefits	6,071

Total Personnel Services	175,211

Maintenance and Other Operating Expenses
Travelling Expenses	1,275
Training and Scholarship Expenses	1,100

238	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Supplies and Materials Expenses	4,456
Utility Expenses	14,850
Communication Expenses	905
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	6,065
General Services	6,440
Repairs and Maintenance	4,276
Taxes, Insurance Premiums and Other Fees	430
Other Maintenance and Operating Expenses
Advertising Expenses	60
Printing and Publication Expenses	140
Representation Expenses	250
Transportation and Delivery Expenses	140
Rent/Lease Expenses	1,110
Membership Dues and Contributions to Organizations	10
Subscription Expenses	3,650
Other Maintenance and Operating Expenses	482

Total Maintenance and Other Operating Expenses	45,775

Total Current Operating Expenditures	220,986

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	20,000
Machinery and Equipment Outlay	5,960

Total Capital Outlays	25,960

TOTAL NEW APPROPRIATIONS	246,946

G. NATIONAL ACADEMY OF SCIENCE AND TECHNOLOGY

For general administration and support, and operations, as indicated hereunder	₱	108,598,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	11,732,000	₱	6,802,000		₱	18,534,000
Operations		6,618,000		83,446,000			90,064,000

SCIENCE AND TECHNOLOGY RECOGNITION AND POLICY ADVISORY PROGRAM		6,618,000		83,446,000			90,064,000

TOTAL NEW APPROPRIATIONS	₱	18,350,000	₱	90,248,000		₱	108,598,000

JANUARY 3, 2022	OFFICIAL GAZETTE	239
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Special Provisions

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	11,732,000	₱	6,802,000		₱	18,534,000

Sub-total, General Administration and Support		11,732,000		6,802,000			18,534,000

Operations
Increased benefits to Filipinos from scientific knowledge by recognizing outstanding achievements and enhancing and fostering policy environment for the development of Science and Technology		6,618,000		83,446,000			90,064,000

SCIENCE AND TECHNOLOGY RECOGNITION AND POLICY ADVISORY PROGRAM		6,618,000		83,446,000			90,064,000

Formulation of policy recommendations on relevant Science and Technology concerns		4,184,000		4,999,000			9,183,000
Screening of nominations and granting of performance awards and achievements incentives for exemplary contributions to the development of Science and Technology in the country		1,217,000		15,930,000			17,147,000
Provision of benefits and privileges of national scientists and members of the Academy, including research fellowship grants, pursuant to the Academy’s Charter				60,812,000			60,812,000
Promotion of S&T achievements through the operation and maintenance of the Philippine Science Heritage Center		1,217,000		1,705,000			2,922,000

Sub-total, Operations		6,618,000		83,446,000			90,064,000

TOTAL NEW APPROPRIATIONS	₱	18,350,000	₱	90,248,000		₱	108,598,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

240	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	10,601

Total Permanent Positions	10,601

Other Compensation Common to All
Personnel Economic Relief Allowance	432
Representation Allowance	228
Transportation Allowance	228
Clothing and Uniform Allowance	108
Mid-Year Bonus - Civilian	884
Year End Bonus	884
Cash Gift	90
Per Diems	703
Productivity Enhancement Incentive	90

Total Other Compensation Common to All	3,647

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	3,626

Total Other Compensation for Specific Groups	3,626

Other Benefits
PAG-IBIG Contributions	21
PhilHealth Contributions	157
Employees Compensation Insurance Premiums	21

Total Other Benefits	199

Non-Permanent Positions	277

Total Personnel Services	18,350

Maintenance and Other Operating Expenses
Travelling Expenses	3,993
Training and Scholarship Expenses	167
Supplies and Materials Expenses	2,456
Utility Expenses	1,040
Communication Expenses	1,030
Awards/Rewards and Prizes	61,060
Survey, Research, Exploration and Development Expenses	4,320
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	2,915
General Services	2,343
Repairs and Maintenance	751
Taxes, Insurance Premiums and Other Fees	445
Other Maintenance and Operating Expenses
Advertising Expenses	323

JANUARY 3, 2022	OFFICIAL GAZETTE	241
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Printing and Publication Expenses	617
Representation Expenses	5,764
Transportation and Delivery Expenses	45
Rent/Lease Expenses	290
Membership Dues and Contributions to Organizations	145
Subscription Expenses	321
Other Maintenance and Operating Expenses	2,087

Total Maintenance and Other Operating Expenses	90,248

Total Current Operating Expenditures	108,598

TOTAL NEW APPROPRIATIONS	108,598

H. NATIONAL RESEARCH COUNCIL OF THE PHILIPPINES

For general administration and support, support to operations, and operations, as indicated hereunder	₱	197,419,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	21,170,000	₱	13,069,000	₱	5,292,000	₱	39,531,000
Support to Operations		4,602,000		7,692,000				12,294,000
Operations		7,426,000		138,168,000				145,594,000

POLICY DEVELOPMENT FOR SCIENCE AND TECHNOLOGY ADVISORY PROGRAM		1,720,000		704,000				2,424,000
BASIC RESEARCH AND DEVELOPMENT MANAGEMENT PROGRAM		5,706,000		137,464,000				143,170,000

TOTAL NEW APPROPRIATIONS	₱	33,198,000	₱	158,929,000	₱	5,292,000	₱	197,419,000

Special Provisions

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

242	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,969,000	₱	13,069,000	₱	5,292,000	₱	39,330,000
Administartion of Personnel Benefits		201,000						201,000

Sub-total, General Administration and Support		21,170,000		13,069,000		5,292,000		39,531,000

Support to Operations
NRCP Library Operation		3,852,000		634,000				4,486,000
IT support		750,000		7,058,000				7,808,000

Sub-total, Support to Operations		4,602,000		7,692,000				12,294,000

Operations
Problem-focused multi-disciplinary basic research, policy formulation and collaboration among Filipino researchers enhanced		7,426,000		138,168,000				145,594,000

POLICY DEVELOPMENT FOR SCIENCE AND TECHNOLOGY ADVISORY PROGRAM		1,720,000		704,000				2,424,000

Research based Policy Development for S&T and issues of national concern		1,720,000		704,000				2,424,000
BASIC RESEARCH AND DEVELOPMENT MANAGEMENT PROGRAM		5,706,000		137,464,000				143,170,000

Development, integration and coordination of the National Research System for Basic Research		4,472,000		133,669,000				138,141,000
Programming, monitoring and evaluation of basic research and other resource requirements		1,234,000		3,795,000				5,029,000

Sub-total, Operations		7,426,000		138,168,000				145,594,000

TOTAL NEW APPROPRIATIONS	₱	33,198,000	₱	158,929,000	₱	5,292,000	₱	197,419,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								18,243

Total Permanent Positions								18,243

JANUARY 3, 2022	OFFICIAL GAZETTE	243
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Other Compensation Common to All
Personnel Economic Relief Allowance	936
Representation Allowance	228
Transportation Allowance	228
Clothing and Uniform Allowance	234
Honoraria	3,000
Mid-Year Bonus - Civilian	1,521
Year End Bonus	1,521
Cash Gift	195
Productivity Enhancement Incentive	195

Total Other Compensation Common to All	8,058

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	6,286

Total Other Compensation for Specific Groups	6,286

Other Benefits
PAG-IBIG Contributions	47
PhilHealth Contributions	296
Employees Compensation Insurance Premiums	47
Loyalty Award - Civilian	20
Terminal Leave	201

Total Other Benefits	611

Total Personnel Services	33,198

Maintenance and Other Operating Expenses
Travelling Expenses	5,160
Training and Scholarship Expenses	1,160
Supplies and Materials Expenses	4,389
Utility Expenses	2,440
Communication Expenses	1,487
Awards/Rewards and Prizes	450
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	9,735
General Services	1,549
Repairs and Maintenance	2,710
Financial Assistance/Subsidy	117,390
Taxes, Insurance Premiums and Other Fees	178
Other Maintenance and Operating Expenses
Advertising Expenses	11
Printing and Publication Expenses	3,647
Representation Expenses	7,556
Transportation and Delivery Expenses	5
Rent/Lease Expenses	165
Subscription Expenses	749
Other Maintenance and Operating Expenses	12

Total Maintenance and Other Operating Expenses	158,929

Total Current Operating Expenditures	192,127

244	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	3,292
Transportation Equipment Outlay	2,000

Total Capital Outlays	5,292

TOTAL NEW APPROPRIATIONS	197,419

I. PHILIPPINE ATMOSPHERIC, GEOPHYSICAL AND ASTRONOMICAL SERVICES ADMINISTRATION

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder							₱	1,348,410,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	222,517,000	₱	47,576,000	₱		₱	270,093,000
Support to Operations		37,557,000		150,700,000		87,100,000		275,357,000
Operations		316,231,000		304,430,000		182,299,000		802,960,000

WEATHER AND CLIMATE FORECASTING AND WARNING PROGRAM		254,549,000		232,357,000		156,765,000		643,671,000
FLOOD FORECASTING AND WARNING PROGRAM		19,374,000		43,989,000		21,034,000		84,397,000
RESEARCH AND DEVELOPMENT ON ATMOSPHERIC, GEOPHYSICAL AND ASTRONOMICAL AND ALLIED SCIENCES PROGRAM		42,308,000		28,084,000		4,500,000		74,892,000

TOTAL NEW APPROPRIATIONS	₱	576,305,000	₱	502,706,000	₱	269,399,000	₱	1,348,410,000

Special Provisions

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	206,123,000	₱	47,576,000	₱	₱	253,699,000

JANUARY 3, 2022	OFFICIAL GAZETTE	245
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Administration of Personnel Benefits	16,394,000			16,394,000

Sub-total, General Administration and Support	222,517,000	47,576,000		270,093,000

Support to Operations
Operation and maintenance of Weather Surveillance Radar Network		104,930,000		104,930,000
Installation, Repair and Maintenance of Telemetering Multiplex System for Flood Forecasting and Warning Systems of the 18 Major River Basins		4,842,000		4,842,000
Construction/Repair/Rehabilitation of damaged weather stations and ICT equipment and facilities	37,557,000	30,928,000		68,485,000
Project(s)
Locally-Funded Project(s)		10,000,000	87,100,000	97,100,000

All Weather Communication System (Phase 2)		10,000,000	87,100,000	97,100,000

Sub-total, Support to Operations	37,557,000	150,700,000	87,100,000	275,357,000

Operations
Enhanced safety and resiliency of Filipinos to disaster risks from extreme weather, flooding, storm surge and related events	316,231,000	304,430,000	182,299,000	802,960,000

WEATHER AND CLIMATE FORECASTING AND WARNING PROGRAM	254,549,000	232,357,000	156,765,000	643,671,000

Typhoon and weather warning, including marine and aviation forecasting and operation of meteorological communication and regional forecast center	45,450,000	21,629,000		67,079,000
Climate data management, agrometeorological and climate change research and development	28,102,000	12,923,000		41,025,000
Observation, measurement, recording and reporting of atmospheric, geophysical and astronomical data, including the operation and maintenance of automated observational data from surface and upper-air observation network	180,997,000	181,890,000		362,887,000
Operation of upgraded meteorological satellite receiving and processing systems		4,414,000		4,414,000
Project(s)
Locally-Funded Project(s)		11,501,000	156,765,000	168,266,000

Integrated Digital Weather Forecasting Project		4,300,000	152,850,000	157,150,000
Data Rescue and Digitization of Climatological and Agrometeorological Archive		4,911,000	1,875,000	6,786,000

246	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Operationalization of Agrometeorological Information System				2,290,000		2,040,000		4,330,000
FLOOD FORECASTING AND WARNING PROGRAM		19,374,000		43,989,000		21,034,000		84,397,000

Flood forecasting and hydro-meteorological services		19,374,000		21,454,000				40,828,000
Operation and maintenance of the flood forecasting and warning system for dam operation				14,352,000				14,352,000
Project(s)
Locally-Funded Project(s)				8,183,000		21,034,000		29,217,000

Establishment of an Integrated Hydrological Data Management System (HDMS) for Flood Forecasters				8,183,000		21,034,000		29,217,000
RESEARCH AND DEVELOPMENT ON ATMOSPHERIC, GEOPHYSICAL AND ASTRONOMICAL AND ALLIED SCIENCES PROGRAM		42,308,000		28,084,000		4,500,000		74,892,000

Research on Atmospheric, Geophysical and Allied Sciences		42,308,000		24,983,000				67,291,000
Operation and maintenance of astronomical observatories/planetarium including the provisions of standard time services				3,101,000				3,101,000
Project(s)
Locally-Funded Project(s)						4,500,000		4,500,000

Harmonization of PAGASA Geographical Information System (GIS-Base Product Service)						4,500,000		4,500,000

Sub-total, Operations		316,231,000		304,430,000		182,299,000		802,960,000

TOTAL NEW APPROPRIATIONS	₱	576,305,000	₱	502,706,000	₱	269,399,000	₱	1,348,410,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	306,516

Total Permanent Positions	306,516

Other Compensation Common to All
Personnel Economic Relief Allowance	19,068
Representation Allowance	996
Transportation Allowance	996

JANUARY 3, 2022	OFFICIAL GAZETTE	247
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Clothing and Uniform Allowance	4,872
Mid-Year Bonus - Civilian	25,542
Year End Bonus	25,542
Cash Gift	4,060
Productivity Enhancement Incentive	4,060

Total Other Compensation Common to All	85,136

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	152,582
Night Shift Differential Pay	7,809
Total Other Compensation for Specific Groups	160,391

Other Benefits
PAG-IBIG Contributions	975
PhilHealth Contributions	5,323
Employees Compensation Insurance Premiums	945
Loyalty Award - Civilian	625
Terminal Leave	16,394

Total Other Benefits	24,262

Total Personnel Services	576,305

Maintenance and Other Operating Expenses
Travelling Expenses	25,528
Training and Scholarship Expenses	14,229
Supplies and Materials Expenses	185,036
Utility Expenses	38,297
Communication Expenses	47,575
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	42,211
General Services	25,610
Repairs and Maintenance	81,501
Taxes, Insurance Premiums and Other Fees	34,617
Other Maintenance and Operating Expenses
Advertising Expenses	170
Printing and Publication Expenses	1,207
Representation Expenses	2,056
Transportation and Delivery Expenses	1,000
Rent/Lease Expenses	2,683
Membership Dues and Contributions to Organizations	50
Subscription Expenses	300
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	502,706

Total Current Operating Expenditures	1,079,011

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	269,399

248	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Total Capital Outlays	269,399

TOTAL NEW APPROPRIATIONS	1,348,410

J. PHILIPPINE COUNCIL FOR AGRICULTURE, AQUATIC AND NATURAL RESOURCES RESEARCH AND DEVELOPMENT

For general administration and support, and operations, as indicated hereunder	₱	1,397,118,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	63,864,000	₱	37,858,000	₱	10,092,000	₱	111,814,000
Operations		113,259,000		1,172,045,000				1,285,304,000

NATIONAL AANR SECTOR R&D PROGRAM		113,259,000		1,172,045,000				1,285,304,000

TOTAL NEW APPROPRIATIONS	₱	177,123,000	₱	1,209,903,000	₱	10,092,000	₱	1,397,118,000

Special Provisions

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	62,647,000	₱	37,858,000	₱	10,092,000	₱	110,597,000
Administration of Personnel Benefits		1,217,000						1,217,000

Sub-total, General Administration and Support		63,864,000		37,858,000		10,092,000		111,814,000

Operations
Increased benefits to Filipinos from science-based know-how and tools for agricultural productivity in the Agriculture, Aquatic and Natural Resources (AANR) sectors		113,259,000		1,172,045,000				1,285,304,000

JANUARY 3, 2022	OFFICIAL GAZETTE	249
DEPARTMENT OF SCIENCE AND TECHNOLOGY

NATIONAL AANR SECTOR R&D PROGRAM		113,259,000		1,172,045,000				1,285,304,000

Development, integration and coordination of the National Research System for the AANR Sector		113,259,000		1,172,045,000				1,285,304,000

Sub-total, Operations		113,259,000		1,172,045,000				1,285,304,000

TOTAL NEW APPROPRIATIONS	₱	177,123,000	₱	1,209,903,000	₱	10,092,000	₱	1,397,118,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	102,867

Total Permanent Positions	102,867

Other Compensation Common to All
Personnel Economic Relief Allowance	5,136
Representation Allowance	870
Transportation Allowance	870
Clothing and Uniform Allowance	1,284
Honoraria	641
Mid-Year Bonus - Civilian	8,573
Year End Bonus	8,573
Cash Gift	1,070
Productivity Enhancement Incentive	1,070

Total Other Compensation Common to All	28,087

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	41,508
Anniversary Bonus - Civilian	633

Total Other Compensation for Specific Groups	42,141

Other Benefits
PAG-IBIG Contributions	257
PhilHealth Contributions	1,727
Employees Compensation Insurance Premiums	257
Loyalty Award - Civilian	570
Terminal Leave	1,217

Total Other Benefits	4,028

Total Personnel Services	177,123

Maintenance and Other Operating Expenses
Travelling Expenses	22,650

250	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Training and Scholarship Expenses	2,710
Supplies and Materials Expenses	15,056
Utility Expenses	7,800
Communication Expenses	8,158
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	43,385
General Services	14,200
Repairs and Maintenance	10,804
Financial Assistance/Subsidy	1,070,132
Taxes, Insurance Premiums and Other Fees	2,021
Other Maintenance and Operating Expenses
Advertising Expenses	10
Printing and Publication Expenses	3,804
Representation Expenses	4,340
Transportation and Delivery Expenses	200
Rent/Lease Expenses	1,325
Membership Dues and Contributions to Organizations	40
Subscription Expenses	2,532
Other Maintenance and Operating Expenses	600

Total Maintenance and Other Operating Expenses	1,209,903

Total Current Operating Expenditures	1,387,026

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	5,692
Transportation Equipment Outlay	4,400

Total Capital Outlays	10,092

TOTAL NEW APPROPRIATIONS	1,397,118

K. PHILIPPINE COUNCIL FOR HEALTH RESEARCH AND DEVELOPMENT

For general administration and support, and operations, as indicated hereunder	₱	774,644,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	17,205,000	₱	11,333,000	₱	9,120,000	₱	37,658,000
Operations		28,805,000		708,181,000				736,986,000

NATIONAL HEALTH RESEARCH AND DEVELOPMENT PROGRAM		28,805,000		708,181,000				736,986,000

TOTAL NEW APPROPRIATIONS	₱	46,010,000	₱	719,514,000	₱	9,120,000	₱	774,644,000

JANUARY 3, 2022	OFFICIAL GAZETTE	251
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Special Provisions

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	17,205,000	₱	11,333,000	₱	9,120,000	₱	37,658,000

Sub-total, General Administration and Support		17,205,000		11,333,000		9,120,000		37,658,000

Operations
Increased benefits to Filipinos from scientific knowledge and technological innovations for healthcare		28,805,000		708,181,000				736,986,000

NATIONAL HEALTH RESEARCH AND DEVELOPMENT PROGRAM		28,805,000		708,181,000				736,986,000

Development, Integration, Management and Coordination of the National Health Research System for Health and Related Fields		28,805,000		708,181,000				736,986,000

Sub-total, Operations		28,805,000		708,181,000				736,986,000

TOTAL NEW APPROPRIATIONS	₱	46,010,000	₱	719,514,000	₱	9,120,000	₱	774,644,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	28,014

Total Permanent Positions	28,014

Other Compensation Common to All
Personnel Economic Relief Allowance	1,344
Representation Allowance	288
Transportation Allowance	288
Clothing and Uniform Allowance	336
Mid-Year Bonus - Civilian	2,334

252	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Year End Bonus	2,334
Cash Gift	280
Per Diems	199
Productivity Enhancement Incentive	280

Total Other Compensation Common to All	7,683

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	9,525
Anniversary Bonus - Civilian	171

Total Other Compensation for Specific Groups	9,696

Other Benefits
PAG-IBIG Contributions	67
PhilHealth Contributions	463
Employees Compensation Insurance Premiums	67
Loyalty Award - Civilian	20

Total Other Benefits	617

Total Personnel Services	46,010

Maintenance and Other Operating Expenses
Travelling Expenses	1,100
Training and Scholarship Expenses	4,153
Supplies and Materials Expenses	3,814
Utility Expenses	3,500
Communication Expenses	4,670
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	23,949
General Services	3,332
Repairs and Maintenance	1,350
Financial Assistance/Subsidy	664,572
Taxes, Insurance Premiums and Other Fees	575
Other Maintenance and Operating Expenses
Advertising Expenses	60
Printing and Publication Expenses	588
Representation Expenses	2,046
Rent/Lease Expenses	100
Subscription Expenses	4,330
Other Maintenance and Operating Expenses	1,225

Total Maintenance and Other Operating Expenses	719,514

Total Current Operating Expenditures	765,524

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	6,620
Transportation Equipment Outlay	2,500

Total Capital Outlays	9,120

TOTAL NEW APPROPRIATIONS	774,644

JANUARY 3, 2022	OFFICIAL GAZETTE	253
DEPARTMENT OF SCIENCE AND TECHNOLOGY

L. PHILIPPINE COUNCIL FOR INDUSTRY, ENERGY AND EMERGING TECHNOLOGY RESEARCH AND DEVELOPMENT

For general administration and support, and operations, as indicated hereunder							₱	815,221,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	31,267,000	₱	14,824,000	₱	7,800,000	₱	53,891,000
Operations		41,873,000		719,457,000				761,330,000

NATIONAL INDUSTRY, ENERGY AND EMERGING TECHNOLOGY SECTORS R&D PROGRAM		41,873,000		719,457,000				761,330,000

TOTAL NEW APPROPRIATIONS	₱	73,140,000	₱	734,281,000	₱	7,800,000	₱	815,221,000

Special Provisions

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	31,140,000	₱	14,824,000	₱	7,800,000	₱	53,764,000
Administration of Personnel Benefits		127,000						127,000

Sub-total, General Administration and Support		31,267,000		14,824,000		7,800,000		53,891,000

Operations
Increased benefits to Filipinos from scientific knowledge and technological innovations for productivity and competitiveness		41,873,000		719,457,000				761,330,000

NATIONAL INDUSTRY, ENERGY AND EMERGING TECHNOLOGY SECTORS R&D PROGRAM		41,873,000		719,457,000				761,330,000

254	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Development, integration and coordination of the National Research System for Industry, Energy and Emerging Technology Sectors		41,873,000		719,457,000				761,330,000

Sub-total, Operations		41,873,000		719,457,000				761,330,000

TOTAL NEW APPROPRIATIONS	₱	73,140,000	₱	734,281,000	₱	7,800,000	₱	815,221,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	42,212

Total Permanent Positions	42,212

Other Compensation Common to All
Personnel Economic Relief Allowance	1,776
Representation Allowance	528
Transportation Allowance	528
Clothing and Uniform Allowance	444
Honoraria	300
Mid-Year Bonus - Civilian	3,518
Year End Bonus	3,518
Cash Gift	370
Productivity Enhancement Incentive	370

Total Other Compensation Common to All	11,352

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	18,528

Total Other Compensation for Specific Groups	18,528

Other Benefits
PAG-IBIG Contributions	89
PhilHealth Contributions	693
Employees Compensation Insurance Premiums	89
Loyalty Award - Civilian	50
Terminal Leave	127

Total Other Benefits	1,048

Total Personnel Services	73,140

JANUARY 3, 2022	OFFICIAL GAZETTE	255
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Maintenance and Other Operating Expenses
Travelling Expenses	1,000
Training and Scholarship Expenses	100
Supplies and Materials Expenses	2,792
Utility Expenses	3,790
Communication Expenses	1,245
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	200
Professional Services	2,764
General Services	1,800
Repairs and Maintenance	2,330
Financial Assistance/Subsidy	712,480
Taxes, Insurance Premiums and Other Fees	370
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	50
Representation Expenses	400
Rent/Lease Expenses	100
Subscription Expenses	4,710
Other Maintenance and Operating Expenses	100

Total Maintenance and Other Operating Expenses	734,281

Total Current Operating Expenditures	807,421

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	7,800

Total Capital Outlays	7,800

TOTAL NEW APPROPRIATIONS	815,221

M. PHILIPPINE INSTITUTE OF VOLCANOLOGY AND SEISMOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	544,501,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	65,216,000	₱	69,182,000	₱	3,770,000	₱	138,168,000
Support to Operations				1,281,000				1,281,000
Operations		88,371,000		168,114,000		148,567,000		405,052,000

VOLCANO, EARTHQUAKE AND TSUNAMI MONITORING AND WARNING PROGRAM		59,009,000		93,127,000		128,627,000		280,763,000

256	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

VOLCANO, EARTHQUAKE AND TSUNAMI HAZARDS MAPPING, RISK ASSESSMENT AND RESEARCH AND DEVELOPMENT PROGRAM		18,007,000		63,162,000		18,410,000		99,579,000
VOLCANO, EARTHQUAKE AND TSUNAMI DISASTER PREPAREDNESS AND RISK REDUCTION PROGRAM		11,355,000		11,825,000		1,530,000		24,710,000

TOTAL NEW APPROPRIATIONS	₱	153,587,000	₱	238,577,000	₱	152,337,000	₱	544,501,000

Special Provisions

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	63,934,000	₱	69,182,000	₱	3,770,000	₱	136,886,000
Administration of Personnel Benefits		1,282,000						1,282,000

Sub-total, General Administration and Support		65,216,000		69,182,000		3,770,000		138,168,000

Support to Operations
Participation in national and international scientific and technological societies and conferences/meetings				1,281,000				1,281,000

Sub-total, Support to Operations				1,281,000				1,281,000

Operations
Enhanced safety and resiliency of Filipinos to volcanic eruptions, earthquakes, tsunamis and other related hazards		88,371,000		168,114,000		148,567,000		405,052,000

VOLCANO, EARTHQUAKE AND TSUNAMI MONITORING AND WARNING PROGRAM		59,009,000		93,127,000		128,627,000		280,763,000

Operations and development of volcano monitoring and warning systems		26,566,000		23,841,000		18,800,000		69,207,000
Operations and development of earthquake monitoring and information systems		32,443,000		40,169,000		57,079,000		129,691,000
Operations and development of tsunami monitoring and warning systems				18,117,000				18,117,000

JANUARY 3, 2022	OFFICIAL GAZETTE	257
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Project(s)
Locally-Funded Project(s)		11,000,000	52,748,000	63,748,000

Rehabilitation of Volcano Observatories and Construction of Seismic Vaults and Housing for Volcano Monitoring and Unmanned Seismic Stations for Earthquake Monitoring - Rehabilitation of volcano monitoring stations			10,000,000	10,000,000
Rehabilitation of Volcano Observatories and Construction of Seismic Vaults and Housing for Volcano Monitoring and Unmanned Seismic Stations for Earthquake Monitoring - Construction of seismic vaults and housing for volcano monitoring			7,148,000	7,148,000
Rehabilitation of Volcano Observatories and Construction of Seismic Vaults and Housing for Volcano Monitoring and Unmanned Seismic Stations for Earthquake Monitoring - Construction of unmanned seismic stations for earthquake monitoring			11,900,000	11,900,000
Rehabilitation of Earthquake Monitoring Stations			23,700,000	23,700,000
Enhancement of Volcano, Earthquake and Tsunami Warning Systems for Disaster Risk Reduction in the Philippines - Counterpart Fund for JICA Grant Aid Project		11,000,000		11,000,000
VOLCANO, EARTHQUAKE AND TSUNAMI HAZARDS MAPPING, RISK ASSESSMENT AND RESEARCH AND DEVELOPMENT PROGRAM	18,007,000	63,162,000	18,410,000	99,579,000

Volcanological, Seismological and geophysical instrumentation research and development		7,113,000		7,113,000
Volcanic, earthquake and tsunami hazard mapping and risk assessment		2,884,000		2,884,000
Geo-scientific research and development and prediction studies on volcanic systems, earthquakes and tsunami	18,007,000	2,292,000	3,930,000	24,229,000
Project(s)
Locally-Funded Project(s)		50,873,000	14,480,000	65,353,000

DYNASLOPE: Development of Site-Specific Threshold for Deep-seated Landslides and Slope Failures		44,823,000	980,000	45,803,000
Measurement of Velocities of Earthquake Faults (MOVE FAULTS)		6,050,000	13,500,000	19,550,000
VOLCANO, EARTHQUAKE AND TSUNAMI DISASTER PREPAREDNESS AND RISK REDUCTION PROGRAM	11,355,000	11,825,000	1,530,000	24,710,000

Information, education and communication activities for the promotion of disaster preparedness and risk reduction	11,355,000	6,655,000	1,230,000	19,240,000

258	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Project(s)
Locally-Funded Project(s)				5,170,000		300,000		5,470,000

REDAS: Capacity-building of Philippine Local Communities on the use of REDAS Software				5,170,000		300,000		5,470,000

Sub-total, Operations		88,371,000		168,114,000		148,567,000		405,052,000

TOTAL NEW APPROPRIATIONS	₱	153,587,000	₱	238,577,000	₱	152,337,000	₱	544,501,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	82,790

Total Permanent Positions	82,790

Other Compensation Common to All
Personnel Economic Relief Allowance	5,160
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	1,290
Mid-Year Bonus - Civilian	6,899
Year End Bonus	6,899
Cash Gift	1,075
Productivity Enhancement Incentive	1,075

Total Other Compensation Common to All	22,758

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	40,999
Night Shift Differential Pay	3,000
Anniversary Bonus - Civilian	654

Total Other Compensation for Specific Groups	44,653

Other Benefits
PAG-IBIG Contributions	258
PhilHealth Contributions	1,433
Employees Compensation Insurance Premiums	258
Loyalty Award - Civilian	155
Terminal Leave	1,282

Total Other Benefits	3,386

Total Personnel Services	153,587

JANUARY 3, 2022	OFFICIAL GAZETTE	259
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Maintenance and Other Operating Expenses
Travelling Expenses	29,177
Training and Scholarship Expenses	7,435
Supplies and Materials Expenses	22,075
Utility Expenses	13,707
Communication Expenses	39,965
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	44,179
General Services	17,010
Repairs and Maintenance	18,711
Taxes, Insurance Premiums and Other Fees	6,600
Other Maintenance and Operating Expenses
Advertising Expenses	80
Printing and Publication Expenses	1,590
Representation Expenses	835
Transportation and Delivery Expenses	1,770
Rent/Lease Expenses	30,337
Membership Dues and Contributions to Organizations	100
Subscription Expenses	2,140
Other Maintenance and Operating Expenses	2,730

Total Maintenance and Other Operating Expenses	238,577

Total Current Operating Expenditures	392,164

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	52,748
Machinery and Equipment Outlay	99,589

Total Capital Outlays	152,337

TOTAL NEW APPROPRIATIONS	544,501

N. PHILIPPINE NUCLEAR RESEARCH INSTITUTE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder							₱	409,017,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	67,404,000	₱	86,243,000	₱		₱	153,647,000
Support to Operations				6,905,000		94,522,000		101,427,000
Operations		109,491,000		44,452,000				153,943,000

NUCLEAR RESEARCH AND DEVELOPMENT PROGRAM		39,621,000		7,611,000				47,232,000

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NUCLEAR SCIENCE AND TECHNOLOGY SERVICES AND ADVISORY PROGRAM		51,604,000		35,961,000				87,565,000
NUCLEAR REGULATIONS, SECURITY AND SAFEGUARDS PROGRAM		18,266,000		880,000				19,146,000

TOTAL NEW APPROPRIATIONS	₱	176,895,000	₱	137,600,000	₱	94,522,000	₱	409,017,000

Special Provisions

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	64,046,000	₱	86,068,000	₱		₱	150,114,000
Human Resource Development				175,000				175,000
Administration of Personnel Benefits		3,358,000						3,358,000

Sub-total, General Administration and Support		67,404,000		86,243,000				153,647,000

Support to Operations
Nuclear Power Program in support to Executive Order No. 243				79,000				79,000
Nuclear and Radiation Facilities Utilization				72,000				72,000
Capacity Building for Nuclear S&T under the Framework of Multilateral and Bilateral Cooperation				807,000				807,000
Project(s)
Locally-Funded Project(s)				5,947,000		94,522,000		100,469,000

Upgrading of ARC Building						14,676,000		14,676,000
Capacity Building to Utilize the Philippine Research Reactor-I (PRR-I) Triga Fuel Subcritical Assembly to Re-establish Nuclear Science Knowledge and Expertise in the Philippines				500,000		21,000,000		21,500,000
Establishment of a Two-Storey Radiation Protection Services Facility				3,020,000				3,020,000

JANUARY 3, 2022	OFFICIAL GAZETTE	261
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Implementation of Strategic Information Systems for Nuclear Safety and Provision of Nuclear Allied Services in the Philippines				2,182,000		300,000		2,482,000
Development of a Web-based Office Information Management System				245,000				245,000
Innovating Nuclear Medicine Research and Services: Development of Emerging PET Radiopharmaceuticals for Early Cancer Staging and Assessment of Biologic Functions in Cancer Cells						58,546,000		58,546,000

Sub-total, Support to Operations				6,905,000		94,522,000		101,427,000

Operations
Increased benefits to Filipinos from science-based R&D know-how and tools in cutting-edge nuclear and radiation technologies		91,225,000		43,572,000				134,797,000

NUCLEAR RESEARCH AND DEVELOPMENT PROGRAM		39,621,000		7,611,000				47,232,000

Nuclear Research Technology Development and Application		39,621,000		7,611,000				47,232,000
NUCLEAR SCIENCE AND TECHNOLOGY SERVICES AND ADVISORY PROGRAM		51,604,000		35,961,000				87,565,000

Nuclear and Allied Services		35,986,000		34,283,000				70,269,000
Diffusion and Transfer of Nuclear Knowledge and Technologies		15,618,000		1,678,000				17,296,000
Increased benefits to Filipinos from safe and secure utilization of nuclear and radiation technologies and materials		18,266,000		880,000				19,146,000

NUCLEAR REGULATIONS, SECURITY AND SAFEGUARDS PROGRAM		18,266,000		880,000				19,146,000

Nuclear Regulations, Licensing, Inspection and Security and Safeguards		18,266,000		880,000				19,146,000

Sub-total, Operations		109,491,000		44,452,000				153,943,000

TOTAL NEW APPROPRIATIONS	₱	176,895,000	₱	137,600,000	₱	94,522,000	₱	409,017,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	101,598

262	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Total Permanent Positions	101,598

Other Compensation Common to All
Personnel Economic Relief Allowance	5,160
Representation Allowance	666
Transportation Allowance	666
Clothing and Uniform Allowance	1,290
Mid-Year Bonus - Civilian	8,466
Year End Bonus	8,466
Cash Gift	1,075
Productivity Enhancement Incentive	1,075

Total Other Compensation Common to All	26,864

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	42,649

Total Other Compensation for Specific Groups	42,649

Other Benefits
PAG-IBIG Contributions	257
PhilHealth Contributions	1,722
Employees Compensation Insurance Premiums	257
Loyalty Award	190
Terminal Leave	3,358

Total Other Benefits	5,784

Total Personnel Services	176,895

Maintenance and Other Operating Expenses
Travelling Expenses	1,515
Training and Scholarship Expenses	227
Supplies and Materials Expenses	33,393
Utility Expenses	20,078
Communication Expenses	5,917
Awards/Rewards and Prizes	150
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	4,012
General Services	9,500
Repairs and Maintenance	10,485
Taxes, Insurance Premiums and Other Fees	1,749
Other Maintenance and Operating Expenses
Advertising Expenses	30
Printing and Publication Expenses	225
Representation Expenses	661
Transportation and Delivery Expenses	350
Rent/Lease Expenses	46,985
Membership Dues and Contributions to Organizations	312
Subscription Expenses	1,442
Other Maintenance and Operating Expenses	433

Total Maintenance and Other Operating Expenses	137,600

JANUARY 3, 2022	OFFICIAL GAZETTE	263
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Total Current Operating Expenditures	314,495

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	77,222
Machinery and Equipment Outlay	17,300

Total Capital Outlays	94,522

TOTAL NEW APPROPRIATIONS	409,017

O. PHILIPPINE SCIENCE HIGH SCHOOL

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	2,411,671,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	184,308,000	₱	46,251,000	₱	500,000	₱	231,059,000
Operations		1,161,025,000		864,587,000		155,000,000		2,180,612,000

SCIENCE, TECHNOLOGY, ENGINEERING AND MATHEMATICS (STEM) SECONDARY EDUCATION ON SCHOLARSHIP BASIS PROGRAM		1,159,842,000		852,671,000		155,000,000		2,167,513,000
SCIENCE, TECHNOLOGY, ENGINEERING AND MATHEMATICS (STEM) PROMOTION PROGRAM		1,183,000		11,916,000				13,099,000

TOTAL NEW APPROPRIATIONS	₱	1,345,333,000	₱	910,838,000	₱	155,500,000	₱	2,411,671,000

Special Provisions

1. School Fees. Of the amounts appropriated herein, Four Million One Hundred Thousand Pesos (P4,100,000) shall be used for the improvement of information technology facilities, laboratory and office equipment, and furniture and fixtures sourced from fees collected by each Philippine Science High School (PSHS) for school-related activities in accordance with Section 8 (k) of R.A. No. 9036.

Release of funds shall be subject to the approval of the PSHS System Board of Trustees, and the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292

2. Funds for Local Scholarships. In the over-all programming of the scholarship grants, the PSHS shall ensure that the full requirements of existing scholars shall be considered to ensure continued funding within the period of scholarship grant.

3. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

264	OFFICIAL GAZETTE	VOL. 118, NO. 1
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PROGRAMS
General Administration and Support
General Management and Supervision	₱	29,594,000	₱	46,251,000	₱	500,000	₱	76,345,000

National Capital Region (NCR)		29,594,000		46,251,000		500,000		76,345,000

Office of the Executive Director (Central Office)		29,594,000		46,251,000		500,000		76,345,000
Administration of Personnel Benefits		154,714,000						154,714,000

National Capital Region (NCR)		20,086,000						20,086,000

Office of the Executive Director (Central Office)		5,542,000						5,542,000
Secondary Education
Diliman Campus		14,544,000						14,544,000
Region I - Ilocos		5,572,000						5,572,000

Secondary Education
Ilocos Region Campus		5,572,000						5,572,000
Cordillera Administrative Region (CAR)		6,597,000						6,597,000

Secondary Education
Cordillera Administrative Region Campus		6,597,000						6,597,000
Region II - Cagayan Valley		5,271,000						5,271,000

Secondary Education
Cagayan Valley Campus		5,271,000						5,271,000
Region III - Central Luzon		13,621,000						13,621,000

Secondary Education
Central Luzon Campus		13,621,000						13,621,000
Region IVA - CALABARZON		17,224,000						17,224,000

Secondary Education
CALABARZON Region Campus		17,224,000						17,224,000
Region IVB - MIMAROPA		8,729,000						8,729,000

Secondary Education
MIMAROPA Region Campus		8,729,000						8,729,000
Region V - Bicol		7,094,000						7,094,000

Secondary Education
Bicol Region Campus		7,094,000						7,094,000
Region VI - Western Visayas		1,353,000						1,353,000

Secondary Education
Western Visayas Campus		1,353,000						1,353,000

JANUARY 3, 2022	OFFICIAL GAZETTE	265
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Region VII - Central Visayas	10,402,000			10,402,000

Secondary Education
Central Visayas Campus	10,402,000			10,402,000
Region VIII - Eastern Visayas	13,540,000			13,540,000

Secondary Education
Eastern Visayas Campus	13,540,000			13,540,000
Region IX - Zamboanga Peninsula	5,515,000			5,515,000

Secondary Education
Zamboanga Peninsula Region Campus	5,515,000			5,515,000
Region X - Northern Mindanao	14,091,000			14,091,000

Secondary Education
Central Mindanao Campus	14,091,000			14,091,000
Region XI - Davao	5,616,000			5,616,000

Secondary Education
Southern Mindanao Campus	5,616,000			5,616,000
Region XII - SOCCSKSARGEN	8,799,000			8,799,000

Secondary Education
SOCCSKSARGEN Region Campus	8,799,000			8,799,000
Region XIII - Caraga	11,204,000			11,204,000

Secondary Education
Caraga Region Campus	11,204,000			11,204,000

Sub-total, General Administration and Support	184,308,000	46,251,000	500,000	231,059,000

Operations
Increased competitiveness of Filipinos in Science and Engineering	1,161,025,000	864,587,000	155,000,000	2,180,612,000

SCIENCE, TECHNOLOGY, ENGINEERING AND MATHEMATICS (STEM) SECONDARY EDUCATION ON SCHOLARSHIP BASIS PROGRAM	1,159,842,000	852,671,000	155,000,000	2,167,513,000

Operation of school campuses	1,155,313,000	835,610,000	3,600,000	1,994,523,000

National Capital Region (NCR)	202,524,000	89,531,000	920,000	292,975,000

Secondary Education
Diliman Campus	202,524,000	89,531,000	920,000	292,975,000
Region I - Ilocos	79,017,000	54,509,000	250,000	133,776,000

Secondary Education
Ilocos Region Campus	79,017,000	54,509,000	250,000	133,776,000
Cordillera Administrative Region (CAR)	72,211,000	48,215,000	200,000	120,626,000

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Secondary Education
Cordillera Administrative Region Campus	72,211,000	48,215,000	200,000	120,626,000
Region II - Cagayan Valley	73,681,000	51,608,000	200,000	125,489,000

Secondary Education
Cagayan Valley Campus	73,681,000	51,608,000	200,000	125,489,000
Region III - Central Luzon	66,517,000	55,300,000	200,000	122,017,000

Secondary Education
Central Luzon Campus	66,517,000	55,300,000	200,000	122,017,000
Region IVA - CALABARZON	54,222,000	48,289,000	120,000	102,631,000

Secondary Education
CALABARZON Region Campus	54,222,000	48,289,000	120,000	102,631,000
Region IVB - MIMAROPA	26,979,000	25,696,000	100,000	52,775,000

Secondary Education
MIMAROPA Region Campus	26,979,000	25,696,000	100,000	52,775,000
Region V - Bicol	73,311,000	52,717,000	250,000	126,278,000

Secondary Education
Bicol Region Campus	73,311,000	52,717,000	250,000	126,278,000
Region VI - Western Visayas	81,662,000	57,465,000	210,000	139,337,000

Secondary Education
Western Visayas Campus	81,662,000	57,465,000	210,000	139,337,000
Region VII - Central Visayas	64,341,000	58,230,000	200,000	122,771,000

Secondary Education
Central Visayas Campus	64,341,000	58,230,000	200,000	122,771,000
Region VIII - Eastern Visayas	70,624,000	52,537,000	200,000	123,361,000

Secondary Education
Eastern Visayas Campus	70,624,000	52,537,000	200,000	123,361,000
Region IX - Zamboanga Peninsula	33,178,000	36,125,000	100,000	69,403,000

Secondary Education
Zamboanga Peninsula Region Campus	33,178,000	36,125,000	100,000	69,403,000
Region X - Northern Mindanao	66,969,000	51,981,000	200,000	119,150,000

Secondary Education
Central Mindanao Campus	66,969,000	51,981,000	200,000	119,150,000
Region XI - Davao	77,681,000	54,553,000	210,000	132,444,000

Secondary Education
Southern Mindanao Campus	77,681,000	54,553,000	210,000	132,444,000
Region XII - SOCCSKSARGEN	61,433,000	53,074,000	120,000	114,627,000

JANUARY 3, 2022	OFFICIAL GAZETTE	267
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Secondary Education
SOCCSKSARGEN Region Campus	61,433,000	53,074,000	120,000	114,627,000
Region XIII - Caraga	50,963,000	45,780,000	120,000	96,863,000

Secondary Education
Caraga Region Campus	50,963,000	45,780,000	120,000	96,863,000
Policy Formulation, Program Planning and Standards Development	4,529,000	17,061,000		21,590,000

National Capital Region (NCR)	4,529,000	17,061,000		21,590,000

Office of the Executive Director (Central Office)	4,529,000	17,061,000		21,590,000
Project(s)
Locally-Funded Project(s)			151,400,000	151,400,000

Completion of Academic Building for Senior High Program			50,000,000	50,000,000

National Capital Region (NCR)			50,000,000	50,000,000

Diliman Campus			50,000,000	50,000,000
Construction of Dormitory Building 1			40,000,000	40,000,000

Region IVB - MIMAROPA			40,000,000	40,000,000

Secondary Education
MIMAROPA Region Campus			40,000,000	40,000,000
Upgrading of Electrical System			15,250,000	15,250,000

Region VII - Central Visayas			15,250,000	15,250,000

Secondary Education
Central Visayas Campus			15,250,000	15,250,000
Implementation of K-12 Program (MITHI-ICT Infrastructure)			13,150,000	13,150,000

National Capital Region (NCR)			7,000,000	7,000,000

Office of the Executive Director (Central Office)			3,000,000	3,000,000
Secondary Education
Diliman Campus			4,000,000	4,000,000
Region III - Central Luzon			150,000	150,000

Secondary Education
Central Luzon Campus			150,000	150,000
Region IX - Zamboanga Penisula			6,000,000	6,000,000

Secondary Education
Zamboanga Peninsula Region Campus			6,000,000	6,000,000
Completion of Academic Building I			3,000,000	3,000,000

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Region XII - SOCCSKSARGEN						3,000,000		3,000,000

Secondary Education
SOCCSKSARGEN Region Campus						3,000,000		3,000,000
Completion of Academic Building III						30,000,000		30,000,000

Region XI - Davao						30,000,000		30,000,000

Secondary Education
Southern Mindanao Campus						30,000,000		30,000,000
SCIENCE, TECHNOLOGY, ENGINEERING AND MATHEMATICS (STEM) PROMOTION PROGRAM		1,183,000		11,916,000				13,099,000

National Competitive Examination (NCE)		1,183,000		8,619,000				9,802,000

National Capital Region (NCR)		1,183,000		8,619,000				9,802,000

Office of the Executive Director (Central Office)		1,183,000		8,619,000				9,802,000
STEM Promotional Activities				3,297,000				3,297,000

National Capital Region (NCR)				3,297,000				3,297,000

Office of the Executive Director (Central Office)				3,297,000				3,297,000

Sub-total, Operations		1,161,025,000		864,587,000		155,000,000		2,180,612,000

TOTAL NEW APPROPRIATIONS	₱	1,345,333,000	₱	910,838,000	₱	155,500,000	₱	2,411,671,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	727,718

Total Permanent Positions	727,718

Other Compensation Common to All
Personnel Economic Relief Allowance	31,392
Representation Allowance	4,560
Transportation Allowance	4,560
Clothing and Uniform Allowance	7,848
Honoraria	685
Mid-Year Bonus - Civilian	60,643
Year End Bonus	60,643
Cash Gift	6,540
Productivity Enhancement Incentive	6,540

Total Other Compensation Common to All	183,411

JANUARY 3, 2022	OFFICIAL GAZETTE	269
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	259,215
Lump-sum for Filling of Positions - Civilian	154,015
Anniversary Bonus - Civilian	225

Total Other Compensation for Specific Groups	413,455

Other Benefits
PAG-IBIG Contributions	1,569
PhilHealth Contributions	12,109
Employees Compensation Insurance Premiums	1,569
Loyalty Award - Civilian	795
Terminal Leave	699

Total Other Benefits	16,741

Non-Permanent Positions	4,008

Total Personnel Services	1,345,333

Maintenance and Other Operating Expenses
Travelling Expenses	36,210
Training and Scholarship Expenses	423,624
Supplies and Materials Expenses	81,423
Utility Expenses	63,769
Communication Expenses	27,266
Awards/Rewards and Prizes	250
Survey, Research, Exploration and Development Expenses	70
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,992
Professional Services	33,127
General Services	145,202
Repairs and Maintenance	26,003
Taxes, Insurance Premiums and Other Fees	30,525
Other Maintenance and Operating Expenses
Advertising Expenses	3,266
Printing and Publication Expenses	4,825
Representation Expenses	7,703
Transportation and Delivery Expenses	725
Rent/Lease Expenses	3,543
Membership Dues and Contributions to Organizations	206
Subscription Expenses	19,756
Other Maintenance and Operating Expenses	1,353

Total Maintenance and Other Operating Expenses	910,838

Total Current Operating Expenditures	2,256,171

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	28,400
Buildings and Other Structures	123,000
Machinery and Equipment Outlay	4,100

270	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Total Capital Outlays	155,500

TOTAL NEW APPROPRIATIONS	2,411,671

P. PHILIPPINE TEXTILE RESEARCH INSTITUTE

For general administration and support, and operations, including locally-funded project, as indicated hereunder	₱	134,454,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	31,456,000	₱	16,029,000	₱		₱	47,485,000
Operations		29,081,000		27,888,000		30,000,000		86,969,000

TEXTILE AND OTHER TEXTILE-RELATED RESEARCH AND DEVELOPMENT PROGRAM		10,971,000		4,148,000		20,000,000		35,119,000
TEXTILE S&T SERVICES PROGRAM		13,378,000		22,493,000		10,000,000		45,871,000
TEXTILE TECHNOLOGY TRANSFER PROGRAM		4,732,000		1,247,000				5,979,000

TOTAL NEW APPROPRIATIONS	₱	60,537,000	₱	43,917,000	₱	30,000,000	₱	134,454,000

Special Provisions

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	29,606,000	₱	15,838,000		₱	45,444,000
Human Resource Development				191,000			191,000
Administration of Personnel Benefits		1,850,000					1,850,000

Sub-total, General Administration and Support		31,456,000		16,029,000			47,485,000

JANUARY 3, 2022	OFFICIAL GAZETTE	271
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Operations
Increased benefits to Filipinos from scientific knowledge and technological innovations for the productivity and competitiveness of textile, garment and allied industries and other institutions		29,081,000		27,888,000		30,000,000		86,969,000

TEXTILE AND OTHER TEXTILE-RELATED RESEARCH AND DEVELOPMENT PROGRAM		10,971,000		4,148,000		20,000,000		35,119,000

Scientific research studies on chemical and physical characterization and optimization of textile raw materials and textile product properties and end-use diversification		10,971,000		4,148,000				15,119,000
Project(s)
Locally-Funded Project(s)						20,000,000		20,000,000

Rehabilitation and Retrofitting of the Natural Fiber Processing Center						20,000,000		20,000,000
TEXTILE S&T SERVICES PROGRAM		13,378,000		22,493,000		10,000,000		45,871,000

Testing of raw materials and allied products and provision of technical assistance to the textile, garments and allied industries on textile processing and machinery utilization		13,378,000		22,493,000		10,000,000		45,871,000
TEXTILE TECHNOLOGY TRANSFER PROGRAM		4,732,000		1,247,000				5,979,000

Dissemination of textile information and provision of documentation of services to textile millers and allied industries		4,732,000		1,247,000				5,979,000

Sub-total, Operations		29,081,000		27,888,000		30,000,000		86,969,000

TOTAL NEW APPROPRIATIONS	₱	60,537,000	₱	43,917,000	₱	30,000,000	₱	134,454,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	32,725

Total Permanent Positions	32,725

Other Compensation Common to All
Personnel Economic Relief Allowance	1,896
Representation Allowance	288

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Transportation Allowance	288
Clothing and Uniform Allowance	474
Mid-Year Bonus - Civilian	2,727
Year End Bonus	2,727
Cash Gift	395
Productivity Enhancement Incentive	395

Total Other Compensation Common to All	9,190

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	15,755
Anniversary Bonus - Civilian	243

Total Other Compensation for Specific Groups	15,998

Other Benefits
PAG-IBIG Contributions	95
PhilHealth Contributions	544
Employees Compensation Insurance Premiums	95
Loyalty Award - Civilian	40
Terminal Leave	1,850

Total Other Benefits	2,624

Total Personnel Services	60,537

Maintenance and Other Operating Expenses
Travelling Expenses	359
Training and Scholarship Expenses	97
Supplies and Materials Expenses	5,322
Utility Expenses	6,527
Communication Expenses	470
Awards/Rewards and Prizes	91
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	19,592
General Services	4,461
Repairs and Maintenance	1,183
Taxes, Insurance Premiums and Other Fees	1,528
Other Maintenance and Operating Expenses
Advertising Expenses	24
Printing and Publication Expenses	89
Representation Expenses	96
Transportation and Delivery Expenses	116
Rent/Lease Expenses	18
Subscription Expenses	797
Other Maintenance and Operating Expenses	3,011

Total Maintenance and Other Operating Expenses	43,917

Total Current Operating Expenditures	104,454

JANUARY 3, 2022	OFFICIAL GAZETTE	273
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	20,000
Machinery and Equipment Outlay	10,000

Total Capital Outlays	30,000

TOTAL NEW APPROPRIATIONS	134,454

Q. SCIENCE EDUCATION INSTITUTE

For general administration and support, and operations, including locally-funded project, as indicated hereunder	₱	6,959,721,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	21,533,000	₱	19,874,000	₱	6,502,000	₱	47,909,000
Operations		22,135,000		6,889,677,000				6,911,812,000

SCIENCE AND TECHNOLOGY SCHOLARSHIP PROGRAM		8,239,000		6,837,720,000				6,845,959,000
SCIENCE AND TECHNOLOGY EDUCATION DEVELOPMENT PROGRAM		13,896,000		51,957,000				65,853,000

TOTAL NEW APPROPRIATIONS	₱	43,668,000	₱	6,909,551,000	₱	6,502,000	₱	6,959,721,000

Special Provisions

1. Funds for Local and Foreign Scholarships. In the over-all programming of the scholarship grants, the Science Education Institute (SEI) shall ensure that the full requirements of existing scholars are considered to guarantee their continued funding.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures				Capital Outlays		Total
	Personnel Services		Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,393,000	₱	19,874,000	₱	6,502,000	₱	46,769,000

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Administration of Personnel Benefits		1,140,000						1,140,000

Sub-total, General Administration and Support		21,533,000		19,874,000		6,502,000		47,909,000

Operations
Competitiveness of Filipinos in Science, Technology, Engineering and Mathematics (STEM) enhanced		22,135,000		6,889,677,000				6,911,812,000

SCIENCE AND TECHNOLOGY SCHOLARSHIP PROGRAM		8,239,000		6,837,720,000				6,845,959,000

Development and Administration of S&T Scholarship Programs, Awards and Grants for Graduate Level		4,227,000		2,751,310,000				2,755,537,000
Development and Administration of S&T Scholarship Programs, Awards and Grants for Undergraduate Level		4,012,000		4,086,410,000				4,090,422,000
SCIENCE AND TECHNOLOGY EDUCATION DEVELOPMENT PROGRAM		13,896,000		51,957,000				65,853,000

Research, Promotion and Development of S&T Education and Training		13,896,000		50,657,000				64,553,000
Project(s)
Locally-Funded Project(s)				1,300,000				1,300,000

Support to the Presidential Committee Implementing PD 997				1,300,000				1,300,000

Sub-total, Operations		22,135,000		6,889,677,000				6,911,812,000

TOTAL NEW APPROPRIATIONS	₱	43,668,000	₱	6,909,551,000	₱	6,502,000	₱	6,959,721,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	26,209

Total Permanent Positions	26,209

Other Compensation Common to All
Personnel Economic Relief Allowance	1,128
Representation Allowance	330
Transportation Allowance	330
Clothing and Uniform Allowance	282
Mid-Year Bonus - Civilian	2,184
Year End Bonus	2,184

JANUARY 3, 2022	OFFICIAL GAZETTE	275
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Cash Gift	235
Productivity Enhancement Incentive	235

Total Other Compensation Common to All	6,908

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	8,878

Total Other Compensation for Specific Groups	8,878

Other Benefits
PAG-IBIG Contributions	56
PhilHealth Contributions	421
Employees Compensation Insurance Premiums	56
Terminal Leave	1,140

Total Other Benefits	1,673

Total Personnel Services	43,668

Maintenance and Other Operating Expenses
Travelling Expenses	1,140
Training and Scholarship Expenses	6,884,087
Supplies and Materials Expenses	2,938
Utility Expenses	3,500
Communication Expenses	3,750
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	2,900
General Services	3,000
Repairs and Maintenance	400
Taxes, Insurance Premiums and Other Fees	900
Other Maintenance and Operating Expenses
Printing and Publication Expenses	20
Representation Expenses	30
Subscription Expenses	6,750

Total Maintenance and Other Operating Expenses	6,909,551

Total Current Operating Expenditures	6,953,219

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	3,102
Transportation Equipment Outlay	3,400

Total Capital Outlays	6,502

TOTAL NEW APPROPRIATIONS	6,959,721

R. SCIENCE AND TECHNOLOGY INFORMATION INSTITUTE

For general administration and support, and operations, including locally-funded project, as indicated hereunder	₱	107,600,000

New Appropriations, by Program

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	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	24,812,000	₱	13,280,000	₱	2,834,000	₱	40,926,000
Operations		23,300,000		43,374,000				66,674,000

SCIENCE AND TECHNOLOGY INFORMATION PROGRAM		23,300,000		43,374,000				66,674,000

TOTAL NEW APPROPRIATIONS	₱	48,112,000	₱	56,654,000	₱	2,834,000	₱	107,600,000

Special Provisions

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	24,622,000	₱	13,280,000	₱	2,834,000	₱	40,736,000
Administration of Personnel Benefits		190,000						190,000

Sub-total, General Administration and Support		24,812,000		13,280,000		2,834,000		40,926,000

Operations
Public Science and Technology awareness increased		23,300,000		43,374,000				66,674,000

SCIENCE AND TECHNOLOGY INFORMATION PROGRAM		23,300,000		43,374,000				66,674,000

Operation of Science and Technology Center for Information Services		11,065,000		16,360,000				27,425,000
Science and Technology Promotion and Advocacy Services		12,235,000		7,055,000				19,290,000
Project(s)
Locally-Funded Project(s)				19,959,000				19,959,000

Continuing Operation and Broadcast of DOST Science and Technology Channel “DOSTv”				19,959,000				19,959,000

JANUARY 3, 2022	OFFICIAL GAZETTE	277
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Sub-total, Operations		23,300,000		43,374,000				66,674,000

TOTAL NEW APPROPRIATIONS	₱	48,112,000	₱	56,654,000	₱	2,834,000	₱	107,600,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	28,165

Total Permanent Positions	28,165

Other Compensation Common to All
Personnel Economic Relief Allowance	1,368
Representation Allowance	288
Transportation Allowance	288
Clothing and Uniform Allowance	342
Mid-Year Bonus - Civilian	2,347
Year End Bonus	2,347
Cash Gift	285
Productivity Enhancement Incentive	285

Total Other Compensation Common to All	7,550

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	9,033
Anniversary Bonus - Civilian	186

Total Other Compensation for Specific Groups	9,219

Other Benefits
PAG-IBIG Contributions	68
PhilHealth Contributions	464
Employees Compensation Insurance Premiums	68
Loyalty Award - Civilian	10
Terminal Leave	190

Total Other Benefits	800

Non-Permanent Positions	2,378

Total Personnel Services	48,112

Maintenance and Other Operating Expenses
Travelling Expenses	3,089
Training and Scholarship Expenses	1,125
Supplies and Materials Expenses	8,334
Utility Expenses	2,190

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Communication Expenses	1,121
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	9,305
General Services	2,500
Repairs and Maintenance	605
Taxes, Insurance Premiums and Other Fees	102
Labor and Wages	6,440
Other Maintenance and Operating Expenses
Advertising Expenses	10,968
Printing and Publication Expenses	3,069
Representation Expenses	5,953
Rent/Lease Expenses	939
Subscription Expenses	170
Other Maintenance and Operating Expenses	608

Total Maintenance and Other Operating Expenses	56,654

Total Current Operating Expenditures	104,766

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	334
Transportation Equipment Outlay	2,500

Total Capital Outlays	2,834

TOTAL NEW APPROPRIATIONS	107,600

S. TECHNOLOGY APPLICATION AND PROMOTION INSTITUTE

For general administration and support, and operations, as indicated hereunder	₱	193,561,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	21,223,000	₱	12,964,000	₱	3,625,000	₱	37,812,000
Operations		33,992,000		108,307,000		13,450,000		155,749,000

TECHNOLOGY APPLICATION AND INVENTION DEVELOPMENT PROGRAM		33,992,000		108,307,000		13,450,000		155,749,000

TOTAL NEW APPROPRIATIONS	₱	55,215,000	₱	121,271,000	₱	17,075,000	₱	193,561,000

Special Provisions

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

JANUARY 3, 2022	OFFICIAL GAZETTE	279
DEPARTMENT OF SCIENCE AND TECHNOLOGY

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,223,000	₱	12,964,000	₱	3,625,000	₱	37,812,000

Sub-total, General Administration and Support		21,223,000		12,964,000		3,625,000		37,812,000

Operations
Filipinos protecting and venturing for innovative and emerging technology based projects increased		33,992,000		108,307,000		13,450,000		155,749,000

TECHNOLOGY APPLICATION AND INVENTION DEVELOPMENT PROGRAM		33,992,000		108,307,000		13,450,000		155,749,000

Technology Application, Promotion and Commercialization		23,015,000		45,622,000				68,637,000
Technology and Invention Development Assistance		10,977,000		18,135,000		10,000,000		39,112,000
Project(s)
Locally-Funded Project(s)				44,550,000		3,450,000		48,000,000

Technology Innovation for Commercialization (TECHNICOM) Program				44,550,000		3,450,000		48,000,000

Sub-total, Operations		33,992,000		108,307,000		13,450,000		155,749,000

TOTAL NEW APPROPRIATIONS	₱	55,215,000	₱	121,271,000	₱	17,075,000	₱	193,561,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	34,680

Total Permanent Positions	34,680

280	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Other Compensation Common to All
Personnel Economic Relief Allowance	1,560
Representation Allowance	348
Transportation Allowance	348
Clothing and Uniform Allowance	390
Mid-Year Bonus - Civilian	2,890
Year End Bonus	2,890
Cash Gift	325
Productivity Enhancement Incentive	325

Total Other Compensation Common to All	9,076

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	10,640

Total Other Compensation for Specific Groups	10,640

Other Benefits
PAG-IBIG Contributions	78
PhilHealth Contributions	573
Employees Compensation Insurance Premiums	78
Loyalty Award - Civilian	90

Total Other Benefits	819

Total Personnel Services	55,215

Maintenance and Other Operating Expenses
Travelling Expenses	1,639
Training and Scholarship Expenses	2,500
Supplies and Materials Expenses	2,963
Utility Expenses	1,490
Communication Expenses	2,300
Awards/Rewards and Prizes	80
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	25,833
General Services	2,830
Repairs and Maintenance	2,865
Financial Assistance/Subsidy	57,000
Taxes, Insurance Premiums and Other Fees	270
Other Maintenance and Operating Expenses
Advertising Expenses	750
Printing and Publication Expenses	800
Representation Expenses	1,500
Transportation and Delivery Expenses	1,000
Rent/Lease Expenses	11,075
Membership Dues and Contributions to Organizations	75
Subscription Expenses	675
Litigation/Acquired Assets Expenses	2,000
Other Maintenance and Operating Expenses	3,490

Total Maintenance and Other Operating Expenses	121,271

Total Current Operating Expenditures	176,486

JANUARY 3, 2022	OFFICIAL GAZETTE	281
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Capital Outlays
Loans Outlay	10,000
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	3,450
Transportation Equipment Outlay	3,625

Total Capital Outlays	17,075

TOTAL NEW APPROPRIATIONS	193,561

282	OFFICIAL GAZETTE	VOL. 118, NO. 1
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GENERAL SUMMARY

DEPARTMENT OF SCIENCE AND TECHNOLOGY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	685,971,000	₱	5,959,365,000	₱	27,847,000	₱	6,673,183,000
B. ADVANCED SCIENCE AND TECHNOLOGY INSTITUTE		68,331,000		445,397,000		515,000		514,243,000
C. FOOD AND NUTRITION RESEARCH INSTITUTE		124,522,000		404,469,000		15,000,000		543,991,000
D. FOREST PRODUCTS RESEARCH AND DEVELOPMENT INSTITUTE		144,200,000		47,865,000		15,564,000		207,629,000
E. INDUSTRIAL TECHNOLOGY DEVELOPMENT INSTITUTE		248,115,000		106,740,000		42,400,000		397,255,000
F. METALS INDUSTRY RESEARCH AND DEVELOPMENT CENTER		175,211,000		45,775,000		25,960,000		246,946,000
G. NATIONAL ACADEMY OF SCIENCE AND TECHNOLOGY		18,350,000		90,248,000				108,598,000
H. NATIONAL RESEARCH COUNCIL OF THE PHILIPPINES		33,198,000		158,929,000		5,292,000		197,419,000
I. PHILIPPINE ATMOSPHERIC, GEOPHYSICAL AND ASTRONOMICAL SERVICES ADMINISTRATION		576,305,000		502,706,000		269,399,000		1,348,410,000
J. PHILIPPINE COUNCIL FOR AGRICULTURE, AQUATIC AND NATURAL RESOURCES RESEARCH AND DEVELOPMENT		177,123,000		1,209,903,000		10,092,000		1,397,118,000
K. PHILIPPINE COUNCIL FOR HEALTH RESEARCH AND DEVELOPMENT		46,010,000		719,514,000		9,120,000		774,644,000
L. PHILIPPINE COUNCIL FOR INDUSTRY, ENERGY AND EMERGING TECHNOLOGY RESEARCH AND DEVELOPMENT		73,140,000		734,281,000		7,800,000		815,221,000
M. PHILIPPINE INSTITUTE OF VOLCANOLOGY AND SEISMOLOGY		153,587,000		238,577,000		152,337,000		544,501,000
N. PHILIPPINE NUCLEAR RESEARCH INSTITUTE		176,895,000		137,600,000		94,522,000		409,017,000
O. PHILIPPINE SCIENCE HIGH SCHOOL		1,345,333,000		910,838,000		155,500,000		2,411,671,000
P. PHILIPPINE TEXTILE RESEARCH INSTITUTE		60,537,000		43,917,000		30,000,000		134,454,000
Q. SCIENCE EDUCATION INSTITUTE		43,668,000		6,909,551,000		6,502,000		6,959,721,000
R. SCIENCE AND TECHNOLOGY INFORMATION INSTITUTE		48,112,000		56,654,000		2,834,000		107,600,000
S. TECHNOLOGY APPLICATION AND PROMOTION INSTITUTE		55,215,000		121,271,000		17,075,000		193,561,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF SCIENCE AND TECHNOLOGY	₱	4,253,823,000	₱	18,843,600,000	₱	887,759,000	₱	23,985,182,000

JANUARY 3, 2022	OFFICIAL GAZETTE	283
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

XXII. DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded and foreign-assisted project(s), as indicated hereunder	₱	202,449,416,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	283,406,000	₱	646,396,000	₱		₱	117,320,000	₱	1,047,122,000
Support to Operations		210,864,000		1,419,303,000				294,758,000		1,924,925,000
Operations		8,713,798,000		190,026,298,000		388,430,000		348,843,000		199,477,369,000

PROMOTIVE SOCIAL WELFARE PROGRAM		6,960,912,000		114,755,017,000		371,720,000		148,843,000		122,236,492,000
PROTECTIVE SOCIAL WELFARE PROGRAM		737,834,000		70,768,524,000		16,710,000		200,000,000		71,723,068,000
DISASTER RESPONSE AND MANAGEMENT PROGRAM				4,293,670,000						4,293,670,000
SOCIAL WELFARE AND DEVELOPMENT AGENCIES REGULATORY PROGRAM		24,787,000		41,115,000						65,902,000
SOCIAL WELFARE AND DEVELOPMENT TECHNICAL ASSISTANCE AND RESOURCE AUGMENTATION PROGRAM		990,265,000		167,972,000						1,158,237,000

TOTAL NEW APPROPRIATIONS	₱	9,208,068,000	₱	192,091,997,000	₱	388,430,000	₱	760,921,000	₱	202,449,416,000

Special Provision(s)

1. Pantawid Pamilyang Pilipino Program. The amount of One Hundred Seven Billion Six Hundred Sixty Nine Million Nine Hundred Forty Two Thousand Pesos (P107,669,942,000) appropriated herein for the Pantawid Pamilyang Pilipino Program (4Ps) shall be used to support the poverty reduction and social development strategy of the National Government, composed of:

(a) Cash Grants including the amount for rice subsidy	₱	99,084,724,000
(b) Trainings		91,901,000
(c) Information, Education and Communication and Advocacy Materials and Printing of Manuals and Booklets		27,186,000
(d) Personnel Services		6,602,250,000
(e) Cost of Service		716,736,000
(f) Administrative Expenses		455,183,000
(g) Bank Service Fees		371,720,000
(h) Monitoring and Evaluation/Spot Checks		320,242,000

Total	₱	107,669,942,000

The 4Ps shall cover the following beneficiaries, as determined by the DSWD: (i) those registered in the National Household Targeting System for Poverty Reduction (NHTS-PR); (ii) victims of natural and man-made disasters rendered homeless and with no means of livelihood; (iii) indigenous peoples in GIDAs; (iv) homeless street families; and (v) household beneficiaries of 4Ps, whose level of well-being have improved but still at high risk of subsequently falling back into survival level as they

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precariously live with little or no buffer against economic shocks. To ensure the consistent use of relevant statistical information, the NHTS-PR shall be shared with the PSA.

The above-mentioned beneficiaries who are compliant to program conditions shall continue to receive educational and health grants under Pantawid Pamilya and other social protection programs such as, but not limited to, livelihood assistance and health services through PhilHealth.

The DSWD shall provide beneficiaries direct and secured access to cash grants through an authorized government depository bank (AGDB). In case there is no AGDB in the locality, the DSWD may enter into contracts with rural banks, thrift banks, cooperative banks, and institutions engaged in money remittances duly accredited by the BSP.

2. Rice Subsidy. The amount of Twenty Eight Billion One Hundred Twenty Four Million Four Hundred Forty Six Thousand Pesos (P28,124,446,000) appropriated herein under the Pantawid Pamilyang Pilipino Program shall be used for the provision of rice subsidy amounting to Six Hundred Pesos (P600) a month in the form of financial assistance to the qualified 4Ps beneficiaries. However, when the price of palay drops to a critical level as determined and recommended by the Department of Agriculture, Department of Finance, and National Economic and Development Authority, the DSWD may enter into a Memorandum of Agreement (MOA) with the National Food Authority (NFA) for the purchase of rice for the distribution to the 4Ps beneficiaries: Provided, That in areas where there are no NFA offices or warehouses, or in isolated or hard-to-reach areas, the DSWD may enter into a MOA with the LGU or accredited farmers’ organization for the same purpose. The MOA shall clearly stipulate mechanisms for the distribution of rice, as well as the monitoring of the beneficiaries. The Six Hundred Pesos (P600) a month shall also cover all administrative costs in the procurement and distribution of the twenty (20) kilos of rice per beneficiary.

(CONDITIONAL IMPLEMENTATION – President’s Veto Message, December 30, 2021, Volume I-B, page 816, R.A. No. 11639)

3. Protective Services Program. The amount appropriated herein for protective services for individuals, families and communities in difficult circumstances shall be used to carry-out the alternative family care program and to implement and to provide financial assistance to individuals, families and communities in difficult situations. This includes food assistance, food packs, transportation, medical, burial assistance, assistance to students, cash/food for work, and all other types of assistance to individuals/sectors/communities in especially difficult circumstances who are vulnerable, at risk, or affected by the COVID-19 pandemic and/or disastrous calamities.

The DSWD shall post the following on its official websites: (i) list of cases responded to and the type of intervention provided; and (ii) list of program-beneficiaries, their locations, the specific assistance given to them and the corresponding amounts, subject to the provisions of R.A. No. 10173 (Data Privacy Act of 2012). The Secretary of Social Welfare and Development and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that said reports are posted on the official website of the DSWD, which shall be considered compliance with the said reportorial requirements.

Implementation of this provision shall be subject to guidelines as may be issued for this purpose.

4. Social Pension for Indigent Senior Citizens. The amount of Twenty Five Billion Eighteen Million Fifteen Thousand Pesos (P25,018,015,000) appropriated herein for the social pension of indigent senior citizens shall be used for the monthly stipend of Five Hundred Pesos (P500) to senior citizen-beneficiaries, as determined by the DSWD. In no case shall more than five percent (5%) of said amount be used for administrative expenses.

The DSWD shall ensure that the stipend shall be given directly to senior citizen-beneficiaries. In case the senior citizen-beneficiaries are not capable of personally receiving the stipend for health or safety reasons, as verified by the DSWD, it may engage the services of money remittance companies duly accredited by the BSP and other secure means of money remittance as determined by the DSWD.

5. Trust Receipts from the Proceeds from the Sale of the Welfareville Property. Proceeds derived from the sale of the Welfareville Property, net of lawful expenses, including the cost of relocation of the National Center for Mental Health, Center for Health Development-National Capital Region, and DOJ Correctional Institution for Women shall be used to promote the welfare of indigent children, constituted as the Children’s Welfare and Development Fund in accordance with R.A. No. 5260. Said proceeds shall be deposited with the National Treasury in accordance with E.O. No. 338, s. 1996 and shall be recorded as Trust Receipts.

6. Quick Response Fund. The amount of One Billion Two Hundred Fifty Million Pesos (P1,250,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for rehabilitation and relief programs, including the prepositioning of goods and equipment, in order that the situation and living conditions of people in communities or areas affected by natural or human-induced calamities, epidemics, crises, catastrophes which occured in the last quarter of the immediately preceding year and those occuring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information initiatives, or any other purpose not authorized in this Act.

7. PAyapa at MAsaganang PamayaNAn Program. The amount of Eight Hundred Seventy Nine Million Five Hundred Fifty Seven Thousand Pesos (P879,557,000) appropriated herein for the PAyapa at MAsaganang PamayaNAn (PAMANA) Program shall be used exclusively to implement projects in conflict-affected areas already identified by the OPAPP.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

8. Supplementary Feeding Program. The amount appropriated herein for Supplementary Feeding Program shall be used to implement the Supplementary Feeding for children within the ages zero to four (0-4), and children under five (5) years of age who are not yet formally enrolled in kindergarten schools, using the community-based procurement system. The feeding program shall be administered in the child development center, daycare center, or in any other appropriate facility. Priority shall be given to children in fourth, fifth, and sixth class municipalities and in areas with the large population of undernourished children. In order to provide complete nutrition for program beneficiaries, the DSWD shall coordinate with the Department of Health, The National Nutrition Council, the Department of Agriculture, the Early Childhood Care and Development Council and other concerned departments/agencies for the incorporation of therapeutic milk and other protein-, vitamin-, and mineral-enriched foods in the fortified meals. (CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, pages 818, R.A. No. 11639)

9. Cash-for-Work Program. The amount appropriated herein under the Kapit-Bisig Laban sa Kahirapan-Comprehensive and Integrated Delivery of Social Services: Kapangyarihan at Kaunlaran sa Barangay (KALAHI-CIDSS-KKB) shall be used to provide cash for work for no income or low income families, homeless/street families, returning overseas filipino worker, indigenous peoples, persons with disabilities, families in conflict-affected communities, and other indigent or individuals/families in especially difficult circumstances who are vulnerable, at risks or affected by the COVID-19 pandemic. The projects and activities covered under the Cash-for-Work Program shall include, but not limited to, projects related to the management of, or response to, the COVID-19 pandemic such as the construction of isolation/quarantine facilities and handwashing facilities.

10. Fisherfolk Income Support. The DSWD, in consultation with the Bureau of Fisheries and Aquatic Resources (BFAR), shall develop a social protection system, including income support, for fisherfolk whose livelihoods are negatively affected during periods of closed seasons for fishing declared by BFAR and also during periods of inclement weather, when small crafts are prevented from going out to sea.

JANUARY 3, 2022	OFFICIAL GAZETTE	285
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

11. Social Protection Program for Adolescent Mothers and Their Children (SPPAMC). The amount of Ten Million Pesos (10,000,000) appropriated herein for the Social Protection Program for Adolescent Mothers and Their Children shall be used for the implementation of the approved strategies and interventions under such program developed by the DSWD, the Commission on Population and Development (CPD) and other relevant agencies. The fund shall also cover the Conditional Cash Transfer as part of the Social Protection Services for Adolescent Mothers based on approved criteria and mechanism by DSWD and CPD.

12. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

13. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	262,278,000	₱	646,396,000	₱	₱	117,320,000	₱	1,025,994,000

National Capital Region (NCR)		262,278,000		462,195,000			20,420,000		744,893,000

Central Office		262,278,000		403,301,000			11,510,000		677,089,000
Regional Office - NCR				58,894,000			8,910,000		67,804,000
Region I - Ilocos				19,881,000			6,960,000		26,841,000

Regional Office - I				19,881,000			6,960,000		26,841,000
Cordillera Administrative Region (CAR)				9,474,000			6,960,000		16,434,000

Regional Office - CAR				9,474,000			6,960,000		16,434,000
Region II - Cagayan Valley				6,580,000			6,960,000		13,540,000

Regional Office - II				6,580,000			6,960,000		13,540,000
Region III - Central Luzon				18,875,000			6,960,000		25,835,000

Regional Office - III				18,875,000			6,960,000		25,835,000
Region IVA - CALABARZON				22,454,000			5,460,000		27,914,000

Regional Office - IVA				22,454,000			5,460,000		27,914,000
Region IVB - MIMAROPA				15,673,000			5,460,000		21,133,000

Regional Office - IVB				15,673,000			5,460,000		21,133,000
Region V - Bicol				9,521,000			5,460,000		14,981,000

Regional Office - V				9,521,000			5,460,000		14,981,000
Region VI - Western Visayas				4,605,000			6,960,000		11,565,000

Regional Office - VI				4,605,000			6,960,000		11,565,000

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Region VII - Central Visayas		5,759,000	6,960,000	12,719,000

Regional Office - VII		5,759,000	6,960,000	12,719,000
Region VIII - Eastern Visayas		29,876,000	5,460,000	35,336,000

Regional Office - VIII		29,876,000	5,460,000	35,336,000
Region IX - Zamboanga Peninsula		10,177,000	6,960,000	17,137,000

Regional Office - IX		10,177,000	6,960,000	17,137,000
Region X - Northern Mindanao		12,692,000	6,960,000	19,652,000

Regional Office - X		12,692,000	6,960,000	19,652,000
Region XI - Davao		4,943,000	6,960,000	11,903,000

Regional Office - XI		4,943,000	6,960,000	11,903,000
Region XII - SOCCSKSARGEN		9,024,000	5,460,000	14,484,000

Regional Office - XII		9,024,000	5,460,000	14,484,000
Region XIII - Caraga		4,667,000	6,960,000	11,627,000

Regional Office - XIII		4,667,000	6,960,000	11,627,000
Administration of Personnel Benefits	21,128,000			21,128,000

National Capital Region (NCR)	21,128,000			21,128,000

Central Office	21,128,000			21,128,000

Sub-total, General Administration and Support	283,406,000	646,396,000	117,320,000	1,047,122,000

Support to Operations
Information and Communication Technology Service Management	12,350,000	1,231,332,000	294,758,000	1,538,440,000

National Capital Region (NCR)	12,350,000	1,231,332,000	294,758,000	1,538,440,000

Central Office	12,350,000	1,231,332,000	294,758,000	1,538,440,000
Social Marketing Services	13,085,000	6,902,000		19,987,000

National Capital Region (NCR)	13,085,000	6,902,000		19,987,000

Central Office	13,085,000	6,902,000		19,987,000
Social Technology Development and Enhancement	31,493,000	43,029,000		74,522,000

National Capital Region (NCR)	31,493,000	43,029,000		74,522,000

Central Office	31,493,000	43,029,000		74,522,000

JANUARY 3, 2022	OFFICIAL GAZETTE	287
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Formulation and development of policies and plans	44,856,000	23,272,000	68,128,000

National Capital Region (NCR)	44,856,000	23,272,000	68,128,000

Central Office	44,856,000	23,272,000	68,128,000
Enhanced Partnership Against Hunger and Poverty-National Program Management Office (EPAHP-NPMO)		69,160,000	69,160,000

National Capital Region (NCR)		69,160,000	69,160,000

Central Office		69,160,000	69,160,000
Project(s)
Locally-Funded Project(s)	109,080,000	45,608,000	154,688,000

National Household Targeting System for Poverty Reduction	109,080,000	45,608,000	154,688,000

National Capital Region (NCR)	37,614,000	31,950,000	69,564,000

Central Office	33,280,000	31,144,000	64,424,000
Regional Office - NCR	4,334,000	806,000	5,140,000
Region I - Ilocos	4,334,000	806,000	5,140,000

Regional Office - I	4,334,000	806,000	5,140,000
Cordillera Administrative Region (CAR)	4,334,000	806,000	5,140,000

Regional Office - CAR	4,334,000	806,000	5,140,000
Region II - Cagayan Valley	4,334,000	806,000	5,140,000

Regional Office - II	4,334,000	806,000	5,140,000
Region III - Central Luzon	4,650,000	806,000	5,456,000

Regional Office - III	4,650,000	806,000	5,456,000
Region IVA - CALABARZON	4,334,000	806,000	5,140,000

Regional Office - IVA	4,334,000	806,000	5,140,000
Region IVB - MIMAROPA	4,334,000	806,000	5,140,000

Regional Office - IVB	4,334,000	806,000	5,140,000
Region V - Bicol	4,650,000	806,000	5,456,000

Regional Office - V	4,650,000	806,000	5,456,000
Region VI - Western Visayas	4,650,000	806,000	5,456,000

Regional Office - VI	4,650,000	806,000	5,456,000

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Region VII - Central Visayas	4,334,000	806,000			5,140,000

Regional Office - VII	4,334,000	806,000			5,140,000
Region VIII - Eastern Visayas	4,650,000	806,000			5,456,000

Regional Office - VIII	4,650,000	806,000			5,456,000
Region IX - Zamboanga Peninsula	6,614,000	1,590,000			8,204,000

Regional Office - IX	6,614,000	1,590,000			8,204,000
Region X - Northern Mindanao	4,334,000	806,000			5,140,000

Regional Office - X	4,334,000	806,000			5,140,000
Region XI - Davao	4,650,000	806,000			5,456,000

Regional Office - XI	4,650,000	806,000			5,456,000
Region XII - SOCCSKSARGEN	6,614,000	1,590,000			8,204,000

Regional Office - XII	6,614,000	1,590,000			8,204,000
Region XIII - Caraga	4,650,000	806,000			5,456,000

Regional Office - XIII	4,650,000	806,000			5,456,000

Sub-total, Support to Operations	210,864,000	1,419,303,000		294,758,000	1,924,925,000

Operations
Well-being of poor families improved	6,960,912,000	114,755,017,000	371,720,000	148,843,000	122,236,492,000

PROMOTIVE SOCIAL WELFARE PROGRAM	6,960,912,000	114,755,017,000	371,720,000	148,843,000	122,236,492,000

Pantawid Pamilyang Pilipino Program (Implementation of Conditional Cash Transfer)	6,602,250,000	100,695,972,000	371,720,000		107,669,942,000

National Capital Region (NCR)	624,102,000	16,165,250,000	371,720,000		17,161,072,000

Central Office	212,684,000	11,102,158,000	371,720,000		11,686,562,000
Regional Office - NCR	411,418,000	5,063,092,000			5,474,510,000
Region I - Ilocos	318,988,000	4,306,128,000			4,625,116,000

Regional Office - I	318,988,000	4,306,128,000			4,625,116,000
Cordillera Administrative Region (CAR)	161,960,000	1,442,763,000			1,604,723,000

Regional Office - CAR	161,960,000	1,442,763,000			1,604,723,000
Region II - Cagayan Valley	204,957,000	2,479,739,000			2,684,696,000

Regional Office - II	204,957,000	2,479,739,000			2,684,696,000

JANUARY 3, 2022	OFFICIAL GAZETTE	289
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Region III - Central Luzon	503,323,000	6,815,526,000	7,318,849,000

Regional Office - III	503,323,000	6,815,526,000	7,318,849,000
Region IVA - CALABARZON	453,215,000	7,027,987,000	7,481,202,000

Regional Office - IVA	453,215,000	7,027,987,000	7,481,202,000
Region IVB - MIMAROPA	316,504,000	4,535,745,000	4,852,249,000

Regional Office - IVB	316,504,000	4,535,745,000	4,852,249,000
Region V - Bicol	549,402,000	8,691,665,000	9,241,067,000

Regional Office - V	549,402,000	8,691,665,000	9,241,067,000
Region VI - Western Visayas	466,495,000	7,348,525,000	7,815,020,000

Regional Office - VI	466,495,000	7,348,525,000	7,815,020,000
Region VII - Central Visayas	433,489,000	6,758,932,000	7,192,421,000

Regional Office - VII	433,489,000	6,758,932,000	7,192,421,000
Region VIII - Eastern Visayas	426,000,000	6,380,410,000	6,806,410,000

Regional Office - VIII	426,000,000	6,380,410,000	6,806,410,000
Region IX - Zamboanga Peninsula	552,406,000	7,307,066,000	7,859,472,000

Regional Office - IX	552,406,000	7,307,066,000	7,859,472,000
Region X - Northern Mindanao	466,598,000	6,192,309,000	6,658,907,000

Regional Office - X	466,598,000	6,192,309,000	6,658,907,000
Region XI - Davao	373,940,000	6,084,286,000	6,458,226,000

Regional Office - XI	373,940,000	6,084,286,000	6,458,226,000
Region XII - SOCCSKSARGEN	435,605,000	4,974,382,000	5,409,987,000

Regional Office - XII	435,605,000	4,974,382,000	5,409,987,000
Region XIII - Caraga	315,266,000	4,185,259,000	4,500,525,000

Regional Office - XIII	315,266,000	4,185,259,000	4,500,525,000
Sustainable Livelihood Program	358,662,000	4,394,426,000	4,753,088,000

National Capital Region (NCR)	47,047,000	935,222,000	982,269,000

Central Office	33,327,000	801,888,000	835,215,000
Regional Office - NCR	13,720,000	133,334,000	147,054,000
Region I - Ilocos	13,553,000	230,030,000	243,583,000

Regional Office - I	13,553,000	230,030,000	243,583,000

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Cordillera Administrative Region (CAR)	15,990,000	125,943,000	141,933,000

Regional Office - CAR	15,990,000	125,943,000	141,933,000
Region II - Cagayan Valley	11,350,000	245,161,000	256,511,000

Regional Office - II	11,350,000	245,161,000	256,511,000
Region III - Central Luzon	11,350,000	229,357,000	240,707,000

Regional Office - III	11,350,000	229,357,000	240,707,000
Region IVA - CALABARZON	11,776,000	187,932,000	199,708,000

Regional Office - IVA	11,776,000	187,932,000	199,708,000
Region IVB - MIMAROPA	22,773,000	181,858,000	204,631,000

Regional Office - IVB	22,773,000	181,858,000	204,631,000
Region V - Bicol	22,014,000	255,120,000	277,134,000

Regional Office - V	22,014,000	255,120,000	277,134,000
Region VI - Western Visayas	18,462,000	332,800,000	351,262,000

Regional Office - VI	18,462,000	332,800,000	351,262,000
Region VII - Central Visayas	15,497,000	338,891,000	354,388,000

Regional Office - VII	15,497,000	338,891,000	354,388,000
Region VIII - Eastern Visayas	26,593,000	244,242,000	270,835,000

Regional Office - VIII	26,593,000	244,242,000	270,835,000
Region IX - Zamboanga Peninsula	40,391,000	170,722,000	211,113,000

Regional Office - IX	40,391,000	170,722,000	211,113,000
Region X - Northern Mindanao	27,945,000	243,441,000	271,386,000

Regional Office - X	27,945,000	243,441,000	271,386,000
Region XI - Davao	25,573,000	340,574,000	366,147,000

Regional Office - XI	25,573,000	340,574,000	366,147,000
Region XII - SOCCSKSARGEN	12,271,000	194,626,000	206,897,000

Regional Office - XII	12,271,000	194,626,000	206,897,000
Region XIII - Caraga	36,077,000	138,507,000	174,584,000

Regional Office - XIII	36,077,000	138,507,000	174,584,000

JANUARY 3, 2022	OFFICIAL GAZETTE	291
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Project(s)
Locally-Funded Project(s)		4,705,310,000			4,705,310,000

Kapit-Bisig Laban sa Kahirapan-Comprehensive and Integrated Delivery of Social Services: Kapangyarihan at Kaunlaran sa Barangay (KALAHI-CIDSS-KKB)		4,705,310,000			4,705,310,000

National Capital Region (NCR)		4,705,310,000			4,705,310,000

Central Office		4,705,310,000			4,705,310,000
Foreign-Assisted Project(s)		4,959,309,000		148,843,000	5,108,152,000

Additional Financing for Kapit-Bisig Laban sa Kahirapan - Comprehensive and Integrated Delivery of Social Services: National Community Driven Development Project (AF KC NCDDP)		4,698,319,000			4,698,319,000

Loan Proceeds		500,003,000			500,003,000

National Capital Region (NCR)		500,003,000			500,003,000

Central Office		500,003,000			500,003,000
GOP Counterpart		4,198,316,000			4,198,316,000

National Capital Region (NCR)		4,198,316,000			4,198,316,000

Central Office		4,198,316,000			4,198,316,000
Beneficiary FIRST (Fast, Innovative and Responsive Service Transformation) (Emergency Social Protection Project)		260,990,000		148,843,000	409,833,000

Loan Proceeds		260,990,000		148,843,000	409,833,000

National Capital Region (NCR)		260,990,000		148,843,000	409,833,000

Central Office		260,990,000		148,843,000	409,833,000
Rights of the poor and vulnerable sectors promoted and protected	737,834,000	70,768,524,000	16,710,000	200,000,000	71,723,068,000

PROTECTIVE SOCIAL WELFARE PROGRAM	737,834,000	70,768,524,000	16,710,000	200,000,000	71,723,068,000

RESIDENTIAL AND NON-RESIDENTIAL CARE SUB-PROGRAM	626,299,000	1,382,839,000		100,000,000	2,109,138,000

Services for residential and center-based clients	626,299,000	1,382,839,000		100,000,000	2,109,138,000

National Capital Region (NCR)	213,412,000	719,973,000		100,000,000	1,033,385,000

Central Office		364,544,000		100,000,000	464,544,000

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Regional Office - NCR	213,412,000	355,429,000	568,841,000
Region I - Ilocos	34,127,000	49,381,000	83,508,000

Regional Office - I	34,127,000	49,381,000	83,508,000
Cordillera Administrative Region (CAR)	16,916,000	25,656,000	42,572,000

Regional Office - CAR	16,916,000	25,656,000	42,572,000
Region II - Cagayan Valley	20,577,000	21,915,000	42,492,000

Regional Office - II	20,577,000	21,915,000	42,492,000
Region III - Central Luzon	46,850,000	75,284,000	122,134,000

Regional Office - III	46,850,000	75,284,000	122,134,000
Region IVA - CALABARZON	57,481,000	70,809,000	128,290,000

Regional Office - IVA	57,481,000	70,809,000	128,290,000
Region IVB - MIMAROPA	996,000	5,045,000	6,041,000

Regional Office - IVB	996,000	5,045,000	6,041,000
Region V - Bicol	20,063,000	23,583,000	43,646,000

Regional Office - V	20,063,000	23,583,000	43,646,000
Region VI - Western Visayas	19,875,000	20,654,000	40,529,000

Regional Office - VI	19,875,000	20,654,000	40,529,000
Region VII - Central Visayas	36,854,000	34,759,000	71,613,000

Regional Office - VII	36,854,000	34,759,000	71,613,000
Region VIII - Eastern Visayas	29,874,000	39,278,000	69,152,000

Regional Office - VIII	29,874,000	39,278,000	69,152,000
Region IX - Zamboanga Peninsula	39,004,000	153,274,000	192,278,000

Regional Office - IX	39,004,000	153,274,000	192,278,000
Region X - Northern Mindanao	21,384,000	36,348,000	57,732,000

Regional Office - X	21,384,000	36,348,000	57,732,000
Region XI - Davao	44,374,000	59,941,000	104,315,000

Regional Office - XI	44,374,000	59,941,000	104,315,000
Region XII - SOCCSKSARGEN	15,345,000	23,741,000	39,086,000

Regional Office - XII	15,345,000	23,741,000	39,086,000

JANUARY 3, 2022	OFFICIAL GAZETTE	293
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Region XIII - Caraga	9,167,000	23,198,000	32,365,000

Regional Office - XIII	9,167,000	23,198,000	32,365,000
SUPPLEMENTARY FEEDING SUB-PROGRAM		4,161,542,000	4,161,542,000

Supplementary Feeding Program		4,161,542,000	4,161,542,000

National Capital Region (NCR)		593,268,000	593,268,000

Central Office		385,505,000	385,505,000
Regional Office - NCR		207,763,000	207,763,000
Region I - Ilocos		159,808,000	159,808,000

Regional Office - I		159,808,000	159,808,000
Cordillera Administrative Region (CAR)		121,961,000	121,961,000

Regional Office - CAR		121,961,000	121,961,000
Region II - Cagayan Valley		175,153,000	175,153,000

Regional Office - II		175,153,000	175,153,000
Region III - Central Luzon		228,666,000	228,666,000

Regional Office - III		228,666,000	228,666,000
Region IVA - CALABARZON		369,583,000	369,583,000

Regional Office - IVA		369,583,000	369,583,000
Region IVB - MIMAROPA		191,412,000	191,412,000

Regional Office - IVB		191,412,000	191,412,000
Region V - Bicol		298,308,000	298,308,000

Regional Office - V		298,308,000	298,308,000
Region VI - Western Visayas		371,916,000	371,916,000

Regional Office - VI		371,916,000	371,916,000
Region VII - Central Visayas		294,401,000	294,401,000

Regional Office - VII		294,401,000	294,401,000
Region VIII - Eastern Visayas		162,516,000	162,516,000

Regional Office - VIII		162,516,000	162,516,000
Region IX - Zamboanga Peninsula		216,268,000	216,268,000

Regional Office - IX		216,268,000	216,268,000

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Region X - Northern Mindanao		340,138,000		340,138,000

Regional Office - X		340,138,000		340,138,000
Region XI - Davao		233,031,000		233,031,000

Regional Office - XI		233,031,000		233,031,000
Region XII - SOCCSKSARGEN		186,041,000		186,041,000

Regional Office - XII		186,041,000		186,041,000
Region XIII - Caraga		219,072,000		219,072,000

Regional Office - XIII		219,072,000		219,072,000
SOCIAL WELFARE FOR SENIOR CITIZENS SUB-PROGRAM	30,701,000	25,148,461,000	16,710,000	25,195,872,000

Social Pension for Indigent Senior Citizens	30,701,000	24,970,604,000	16,710,000	25,018,015,000

National Capital Region (NCR)	7,391,000	2,454,487,000	16,710,000	2,478,588,000

Central Office	5,837,000	1,094,648,000	16,710,000	1,117,195,000
Regional Office - NCR	1,554,000	1,359,839,000		1,361,393,000
Region I - Ilocos	1,554,000	1,259,637,000		1,261,191,000

Regional Office - I	1,554,000	1,259,637,000		1,261,191,000
Cordillera Administrative Region (CAR)	1,554,000	695,968,000		697,522,000

Regional Office - CAR	1,554,000	695,968,000		697,522,000
Region II - Cagayan Valley	1,554,000	1,492,899,000		1,494,453,000

Regional Office - II	1,554,000	1,492,899,000		1,494,453,000
Region III - Central Luzon	1,554,000	806,159,000		807,713,000

Regional Office - III	1,554,000	806,159,000		807,713,000
Region IVA - CALABARZON	1,554,000	2,021,772,000		2,023,326,000

Regional Office - IVA	1,554,000	2,021,772,000		2,023,326,000
Region IVB - MIMAROPA	1,554,000	1,254,418,000		1,255,972,000

Regional Office - IVB	1,554,000	1,254,418,000		1,255,972,000
Region V - Bicol	1,554,000	1,741,244,000		1,742,798,000

Regional Office - V	1,554,000	1,741,244,000		1,742,798,000
Region VI - Western Visayas	1,554,000	2,337,630,000		2,339,184,000

JANUARY 3, 2022	OFFICIAL GAZETTE	295
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Regional Office - VI	1,554,000	2,337,630,000		2,339,184,000
Region VII - Central Visayas	1,554,000	1,832,309,000		1,833,863,000

Regional Office - VII	1,554,000	1,832,309,000		1,833,863,000
Region VIII - Eastern Visayas	1,554,000	1,770,562,000		1,772,116,000

Regional Office - VIII	1,554,000	1,770,562,000		1,772,116,000
Region IX - Zamboanga Peninsula	1,554,000	1,311,351,000		1,312,905,000

Regional Office - IX	1,554,000	1,311,351,000		1,312,905,000
Region X - Northern Mindanao	1,554,000	1,421,448,000		1,423,002,000

Regional Office - X	1,554,000	1,421,448,000		1,423,002,000
Region XI - Davao	1,554,000	1,749,989,000		1,751,543,000

Regional Office - XI	1,554,000	1,749,989,000		1,751,543,000
Region XII - SOCCSKSARGEN	1,554,000	1,689,160,000		1,690,714,000

Regional Office - XII	1,554,000	1,689,160,000		1,690,714,000
Region XIII - Caraga	1,554,000	1,131,571,000		1,133,125,000

Regional Office - XIII	1,554,000	1,131,571,000		1,133,125,000
Implementation of R.A. No. 10868 or the Centenarians Act of 2016		177,857,000		177,857,000

National Capital Region (NCR)		177,857,000		177,857,000

Central Office		177,857,000		177,857,000
PROTECTIVE PROGRAM FOR INDIVIDUALS AND FAMILIES IN ESPECIALLY DIFFICULT CIRCUMSTANCES SUB-PROGRAM	55,907,000	39,928,550,000	98,000,000	40,082,457,000

Protective services for individuals and families in difficult circumstances	55,907,000	39,711,163,000	98,000,000	39,865,070,000

National Capital Region (NCR)	55,907,000	39,711,163,000	98,000,000	39,865,070,000

Central Office	55,907,000	37,889,431,000	98,000,000	38,043,338,000
Regional Office - NCR		1,821,732,000		1,821,732,000
Assistance to Persons with Disability and Older Persons		11,167,000		11,167,000

National Capital Region (NCR)		11,167,000		11,167,000

Central Office		11,167,000		11,167,000
Project(s)

296	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Locally-Funded Project(s)		206,220,000		206,220,000

Comprehensive Project for Street Children, Street Families and IPs- Especially Badjaus		34,924,000		34,924,000

National Capital Region (NCR)		34,924,000		34,924,000

Central Office		34,924,000		34,924,000
Reducing Vulnerabilities of Children from Hunger and Malnutrition in BARMM or Bangsamoro Umpungan sa Nutrisyon (BangUN)		161,296,000		161,296,000

National Capital Region (NCR)		161,296,000		161,296,000

Central Office		161,296,000		161,296,000
Social Protection Program for Adolescent Mothers and Their Children		10,000,000		10,000,000

National Capital Region (NCR)		10,000,000		10,000,000

Central Office		10,000,000		10,000,000
SOCIAL WELFARE FOR DISTRESSED OVERSEAS FILIPINOS AND TRAFFICKED PERSONS SUB-PROGRAM	24,927,000	147,132,000	2,000,000	174,059,000

Services to Distressed Oversease Filipinos	24,927,000	69,061,000		93,988,000

National Capital Region (NCR)	24,927,000	69,061,000		93,988,000

Central Office	24,927,000	69,061,000		93,988,000
Services to Displaced Persons (Deportees)		53,291,000	2,000,000	55,291,000

National Capital Region (NCR)		53,291,000	2,000,000	55,291,000

Central Office		53,291,000	2,000,000	55,291,000
Recovery and Reintegration Program for Trafficked Persons		24,780,000		24,780,000

National Capital Region (NCR)		11,007,000		11,007,000

Central Office		9,493,000		9,493,000
Regional Office - NCR		1,514,000		1,514,000
Region I - Ilocos		1,013,000		1,013,000

Regional Office - I		1,013,000		1,013,000
Cordillera Administrative Region (CAR)		801,000		801,000

Regional Office - CAR		801,000		801,000
Region II - Cagayan Valley		729,000		729,000

Regional Office - II		729,000		729,000

JANUARY 3, 2022	OFFICIAL GAZETTE	297
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Region III - Central Luzon	937,000	937,000

Regional Office - III	937,000	937,000
Region IVA - CALABARZON	806,000	806,000

Regional Office - IVA	806,000	806,000
Region IVB - MIMAROPA	699,000	699,000

Regional Office - IVB	699,000	699,000
Region V - Bicol	785,000	785,000

Regional Office - V	785,000	785,000
Region VI - Western Visayas	931,000	931,000

Regional Office - VI	931,000	931,000
Region VII - Central Visayas	960,000	960,000

Regional Office - VII	960,000	960,000
Region VIII - Eastern Visayas	896,000	896,000

Regional Office - VIII	896,000	896,000
Region IX - Zamboanga Peninsula	1,112,000	1,112,000

Regional Office - IX	1,112,000	1,112,000
Region X - Northern Mindanao	820,000	820,000

Regional Office - X	820,000	820,000
Region XI - Davao	1,031,000	1,031,000

Regional Office - XI	1,031,000	1,031,000
Region XII - SOCCSKSARGEN	1,003,000	1,003,000

Regional Office - XII	1,003,000	1,003,000
Region XIII - Caraga	1,250,000	1,250,000

Regional Office - XIII	1,250,000	1,250,000
Immediate relief and early recovery of disaster victims/survivors ensured	4,293,670,000	4,293,670,000

DISASTER RESPONSE AND MANAGEMENT PROGRAM	4,293,670,000	4,293,670,000

Disaster response and rehabilitation program	2,116,741,000	2,116,741,000

298	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

National Capital Region (NCR)		2,116,741,000	2,116,741,000

Central Office		2,116,741,000	2,116,741,000
National Resource Operation		47,372,000	47,372,000

National Capital Region (NCR)		47,372,000	47,372,000

Central Office		47,372,000	47,372,000
Quick Response Fund		1,250,000,000	1,250,000,000

National Capital Region (NCR)		1,250,000,000	1,250,000,000

Central Office		1,250,000,000	1,250,000,000
Project(s)
Locally-Funded Project(s)		879,557,000	879,557,000

Implementation and Monitoring of PAyapa at MAsaganang PamayaNAn (PAMANA) Program - Peace and Development Fund		460,917,000	460,917,000

National Capital Region (NCR)		460,917,000	460,917,000

Central Office		460,917,000	460,917,000
Implementation and Monitoring of PAyapa at MAsaganang PamayaNAn (PAMANA) Program - DSWD/LGU Led Livelihood		418,640,000	418,640,000

National Capital Region (NCR)		418,640,000	418,640,000

Central Office		418,640,000	418,640,000
Continuing compliance of Social Welfare and Development Agencies (SWDAs) to standards in the delivery of social welfare services ensured	24,787,000	41,115,000	65,902,000

SOCIAL WELFARE AND DEVELOPMENT AGENCIES REGULATORY PROGRAM	24,787,000	41,115,000	65,902,000

Standards-setting, licensing, accreditation and monitoring services	24,787,000	41,115,000	65,902,000

National Capital Region (NCR)	24,787,000	41,115,000	65,902,000

Central Office	24,787,000	41,115,000	65,902,000
Delivery of Social Welfare and Development (SWD) programs by LGUs through Local Social Welfare and Development Offices (LSWDOs) improved	990,265,000	167,972,000	1,158,237,000

JANUARY 3, 2022	OFFICIAL GAZETTE	299
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

SOCIAL WELFARE AND DEVELOPMENT TECHNICAL ASSISTANCE AND RESOURCE AUGMENTATION PROGRAM	990,265,000	167,972,000	1,158,237,000

Provision of technical/advisory assistance and other related support services	977,452,000	143,274,000	1,120,726,000

National Capital Region (NCR)	94,607,000	14,196,000	108,803,000

Regional Office - NCR	94,607,000	14,196,000	108,803,000
Region I - Ilocos	56,931,000	7,835,000	64,766,000

Regional Office - I	56,931,000	7,835,000	64,766,000
Cordillera Administrative Region (CAR)	51,890,000	7,036,000	58,926,000

Regional Office - CAR	51,890,000	7,036,000	58,926,000
Region II - Cagayan Valley	55,615,000	10,915,000	66,530,000

Regional Office - II	55,615,000	10,915,000	66,530,000
Region III - Central Luzon	71,263,000	13,246,000	84,509,000

Regional Office - III	71,263,000	13,246,000	84,509,000
Region IVA - CALABARZON	60,512,000	8,289,000	68,801,000

Regional Office - IVA	60,512,000	8,289,000	68,801,000
Region IVB - MIMAROPA	55,165,000	11,601,000	66,766,000

Regional Office - IVB	55,165,000	11,601,000	66,766,000
Region V - Bicol	55,543,000	7,132,000	62,675,000

Regional Office - V	55,543,000	7,132,000	62,675,000
Region VI - Western Visayas	59,576,000	7,513,000	67,089,000

Regional Office - VI	59,576,000	7,513,000	67,089,000
Region VII - Central Visayas	63,709,000	6,723,000	70,432,000

Regional Office - VII	63,709,000	6,723,000	70,432,000
Region VIII - Eastern Visayas	49,413,000	7,840,000	57,253,000

Regional Office - VIII	49,413,000	7,840,000	57,253,000
Region IX - Zamboanga Peninsula	65,643,000	10,276,000	75,919,000

Regional Office - IX	65,643,000	10,276,000	75,919,000
Region X - Northern Mindanao	58,392,000	6,948,000	65,340,000

300	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Regional Office - X		58,392,000		6,948,000						65,340,000
Region XI - Davao		58,336,000		7,931,000						66,267,000

Regional Office - XI		58,336,000		7,931,000						66,267,000
Region XII - SOCCSKSARGEN		63,542,000		9,667,000						73,209,000

Regional Office - XII		63,542,000		9,667,000						73,209,000
Region XIII - Caraga		57,315,000		6,126,000						63,441,000

Regional Office - XIII		57,315,000		6,126,000						63,441,000
Provision of capability training programs		12,813,000		24,698,000						37,511,000

National Capital Region (NCR)		12,813,000		24,698,000						37,511,000

Central Office		12,813,000		24,698,000						37,511,000

Sub-total, Operations		8,713,798,000		190,026,298,000		388,430,000		348,843,000		199,477,369,000

TOTAL NEW APPROPRIATIONS	₱	9,208,068,000	₱	192,091,997,000	₱	388,430,000	₱	760,921,000	₱	202,449,416,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,222,261

Total Permanent Positions	1,222,261

Other Compensation Common to All
Personnel Economic Relief Allowance	70,392
Representation Allowance	11,178
Transportation Allowance	10,986
Clothing and Uniform Allowance	17,598
Mid-Year Bonus - Civilian	101,859
Year End Bonus	101,859
Cash Gift	14,665
Productivity Enhancement Incentive	14,665
Step Increment	3,057

Total Other Compensation Common to All	346,259

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,261

JANUARY 3, 2022	OFFICIAL GAZETTE	301
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Magna Carta for Public Social Workers	102,364
Overseas Allowance	24,927

Total Other Compensation for Specific Groups	128,552

Other Benefits
PAG-IBIG Contributions	3,516
PhilHealth Contributions	19,972
Employees Compensation Insurance Premiums	3,516
Loyalty Award - Civilian	2,225
Terminal Leave	21,128

Total Other Benefits	50,357

Non-Permanent Positions	7,460,639

Total Personnel Services	9,208,068

Maintenance and Other Operating Expenses
Travelling Expenses	1,449,697
Training and Scholarship Expenses	1,081,622
Supplies and Materials Expenses	2,017,949
Utility Expenses	260,778
Communication Expenses	250,898
Awards/Rewards and Prizes	23,180
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	20,000
Extraordinary and Miscellaneous Expenses	6,565
Professional Services	7,901,452
General Services	559,085
Repairs and Maintenance	171,703
Financial Assistance/Subsidy	176,895,218
Taxes, Insurance Premiums and Other Fees	73,706
Labor and Wages	83,687
Other Maintenance and Operating Expenses
Advertising Expenses	43,655
Printing and Publication Expenses	49,336
Representation Expenses	129,948
Transportation and Delivery Expenses	43,542
Rent/Lease Expenses	185,350
Membership Dues and Contributions to Organizations	73
Subscription Expenses	740,882
Other Maintenance and Operating Expenses	103,671

Total Maintenance and Other Operating Expenses	192,091,997

Financial Expenses
Bank Charges	388,430

Total Financial Expenses	388,430

Total Current Operating Expenditures	201,688,495

Capital Outlays

302	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Property, Plant and Equipment Outlay
Infrastructure Outlay	107,670
Buildings and Other Structures	188,640
Machinery and Equipment Outlay	335,931
Transportation and Equipment Outlay	128,680

Total Capital Outlays	760,921

TOTAL NEW APPROPRIATIONS	202,449,416

B. COUNCIL FOR THE WELFARE OF CHILDREN

For general administration and support, and operations, including locally-funded project(s) as indicated hereunder	₱	81,494,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	15,351,000	₱	14,070,000	₱		₱	29,421,000
Operations		6,209,000		43,469,000		2,395,000		52,073,000

CHILD RIGHTS COORDINATION PROGRAM		6,209,000		43,469,000		2,395,000		52,073,000

TOTAL NEW APPROPRIATIONS	₱	21,560,000	₱	57,539,000	₱	2,395,000	₱	81,494,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provision of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,351,000	₱	14,070,000	₱	₱	29,421,000

Sub-total, General Administration and Support		15,351,000		14,070,000			29,421,000

Operations

JANUARY 3, 2022	OFFICIAL GAZETTE	303
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Coordination of government actions for the fulfillment of the rights of the child		6,209,000		43,469,000		2,395,000		52,073,000

CHILD RIGHTS COORDINATION PROGRAM		6,209,000		43,469,000		2,395,000		52,073,000

Policy formulation and coordination of the implementation of plans and programs on the fulfillment of the rights of the child		6,209,000		39,469,000		1,195,000		46,873,000

Project(s)
Locally-Funded Project(s)				4,000,000		1,200,000		5,200,000

Monitoring/Operation of the Subaybay Bata				4,000,000		1,200,000		5,200,000

Sub-total, Operations		6,209,000		43,469,000		2,395,000		52,073,000

TOTAL NEW APPROPRIATIONS	₱	21,560,000	₱	57,539,000	₱	2,395,000	₱	81,494,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	16,487

Total Permanent Positions	16,487

Other Compensation Common to All
Personnel Economic Relief Allowance	672
Representation Allowance	360
Transportation Allowance	120
Clothing and Uniform Allowance	168
Honoraria	367
Mid-Year Bonus - Civilian	1,374
Year End Bonus	1,374
Cash Gift	140
Productivity Enhancement Incentive	140
Step Increment	41

Total Other Compensation Common to All	4,756

Other Benefits
PAG-IBIG Contributions	34
PhilHealth Contributions	249
Employees Compensation Insurance Premiums	34

304	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Total Other Benefits	317

Total Personnel Services	21,560

Maintenance and Other Operating Expenses
Travelling Expenses	2,130
Training and Scholarship Expenses	5,458
Supplies and Materials Expenses	3,059
Utility Expenses	2,099
Communication Expenses	3,786
Awards/Rewards and Prizes	95
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	333
Professional Services	24,352
General Services	2,400
Repairs and Maintenance	570
Taxes, Insurance Premiums and Other Fees	223
Other Maintenance and Operating Expenses
Advertising Expenses	29
Printing and Publication Expenses	3,109
Representation Expenses	2,564
Rent/Lease Expenses	60
Subscription Expenses	2,972
Other Maintenance and Operating Expenses	4,300

Total Maintenance and Other Operating Expenses	57,539

Total Current Operating Expenditures	79,099

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,395

Total Capital Outlays	2,395

TOTAL NEW APPROPRIATIONS	81,494

C. INTER-COUNTRY ADOPTION BOARD

For general administration and support, and operations, as indicated hereunder	₱	56,097,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	6,455,000	₱	9,830,000		₱	16,285,000
Operations		13,439,000		26,373,000			39,812,000

JANUARY 3, 2022	OFFICIAL GAZETTE	305
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

INTER-COUNTRY ADOPTION REGULATORY PROGRAM		4,656,000		5,516,000		10,172,000
INTER-COUNTRY ADOPTION PROGRAM		8,783,000		20,857,000		29,640,000

TOTAL NEW APPROPRIATIONS	₱	19,894,000	₱	36,203,000	₱	56,097,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provision of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	6,316,000	₱	9,830,000		₱	16,146,000
Administration of Personnel Benefits		139,000					139,000

Sub-total, General Administration and Support		6,455,000		9,830,000			16,285,000

Operations
Filipino children in suitable permanent adoptive families abroad protected and secured		13,439,000		26,373,000			39,812,000

INTER-COUNTRY ADOPTION REGULATORY PROGRAM		4,656,000		5,516,000			10,172,000

Accredit/Authorize Foreign Adoption Agencies and Child Caring Agencies as Liaison Service Agencies		4,656,000		5,516,000			10,172,000
INTER-COUNTRY ADOPTION PROGRAM		8,783,000		20,857,000			29,640,000

Adjudication/Entrustment of Children for Inter-Country Adoption		8,783,000		20,857,000			29,640,000

Sub-total, Operations		13,439,000		26,373,000			39,812,000

TOTAL NEW APPROPRIATIONS	₱	19,894,000	₱	36,203,000		₱	56,097,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

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Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	15,063

Total Permanent Positions	15,063

Other Compensation Common to All
Personnel Economic Relief Allowance	744
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	186
Mid-Year Bonus - Civilian	1,255
Year End Bonus	1,255
Cash Gift	155
Productivity Enhancement Incentive	155
Step Increment	38

Total Other Compensation Common to All	4,124

Other Compensation for Specific Groups
Magna Carta for Public Social Workers	251

Total Other Compensation for Specific Groups	251

Other Benefits
PAG-IBIG Contributions	38
PhilHealth Contributions	241
Employees Compensation Insurance Premiums	38
Terminal Leave	139

Total Other Benefits	456

Total Personnel Services	19,894

Maintenance and Other Operating Expenses
Travelling Expenses	5,626
Training and Scholarship Expenses	5,705
Supplies and Materials Expenses	5,561
Utility Expenses	672
Communication Expenses	2,140
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	8,010
General Services	2,600
Repairs and Maintenance	409
Taxes, Insurance Premiums and Other Fees	160
Other Maintenance and Operating Expenses
Printing and Publication Expenses	205
Representation Expenses	1,100
Rent/Lease Expenses	3,604

JANUARY 3, 2022	OFFICIAL GAZETTE	307
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Subscription Expenses	5
Donations	100
Other Maintenance and Operating Expenses	170

Total Maintenance and Other Operating Expenses	36,203

Total Current Operating Expenditures	56,097

TOTAL NEW APPROPRIATIONS	56,097

D. JUVENILE JUSTICE AND WELFARE COUNCIL

For general administration and support, and operations, including locally-funded project(s) as indicated hereunder	₱	186,826,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	21,512,000	₱	5,535,000	₱		₱	27,047,000
Operations		24,495,000		134,191,000		1,093,000		159,779,000

JUVENILE JUSTICE AND WELFARE PROGRAM		24,495,000		134,191,000		1,093,000		159,779,000

TOTAL NEW APPROPRIATIONS	₱	46,007,000	₱	139,726,000	₱	1,093,000	₱	186,826,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,512,000	₱	5,535,000	₱		₱	27,047,000

Sub-total, General Administration and Support		21,512,000		5,535,000				27,047,000

Operations
Coordination of government actions for the implementation of the juvenile intervention programs and activities improved		24,495,000		134,191,000		1,093,000		159,779,000

308	OFFICIAL GAZETTE	VOL. 118, NO. 1
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JUVENILE JUSTICE AND WELFARE PROGRAM		24,495,000		134,191,000		1,093,000		159,779,000

Formulate policies and coordinate the implementation of plans and programs on children at risk and children in conflict with the law		24,495,000		59,191,000		1,093,000		84,779,000

Project(s)
Locally-Funded Project(s)				75,000,000				75,000,000

Operation and Maintenance of Bahay Pag-Asa				75,000,000				75,000,000

Sub-total, Operations		24,495,000		134,191,000		1,093,000		159,779,000

TOTAL NEW APPROPRIATIONS	₱	46,007,000	₱	139,726,000	₱	1,093,000	₱	186,826,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	32,274

Total Permanent Positions	32,274

Other Compensation Common to All
Personnel Economic Relief Allowance	1,560
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	390
Mid-Year Bonus - Civilian	2,689
Year End Bonus	2,689
Cash Gift	325
Productivity Enhancement Incentive	325
Step Increment	80

Total Other Compensation Common to All	8,622

Other Compensation for Specific Groups
Magna Carta for Public Social Workers	4,432

Total Other Compensation for Specific Groups	4,432

Other Benefits
PAG-IBIG Contributions	78
PhilHealth Contributions	523

JANUARY 3, 2022	OFFICIAL GAZETTE	309
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Employees Compensation Insurance Premiums	78

Total Other Benefits	679

Total Personnel Services	46,007

Maintenance and Other Operating Expenses
Travelling Expenses	5,350
Training and Scholarship Expenses	17,158
Supplies and Materials Expenses	5,717
Utility Expenses	640
Communication Expenses	3,290
Awards/Rewards and Prizes	350
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	14,729
General Services	2,235
Repairs and Maintenance	1,300
Financial Assistance/Subsidy	75,000
Taxes, Insurance Premiums and Other Fees	300
Other Maintenance and Operating Expenses
Advertising Expenses	150
Printing and Publication Expenses	750
Representation Expenses	5,500
Transportation and Delivery Expenses	200
Rent/Lease Expenses	3,180
Subscription Expenses	1,211
Other Maintenance and Operating Expenses	2,530

Total Maintenance and Other Operating Expenses	139,726

Total Current Operating Expenditures	185,733

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,093

Total Capital Outlays	1,093

TOTAL NEW APPROPRIATIONS	186,826

E. NATIONAL ANTI-POVERTY COMMISSION

For general administration and support, and operations, including locally-funded project(s) as indicated hereunder	₱	288,837,000

New Appropriations, by Program

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS

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General Administration and Support	₱	24,408,000	₱	31,828,000	₱	1,740,000	₱	57,976,000
Operations		44,122,000		186,739,000				230,861,000

SOCIAL REFORM AND POVERTY ERADICATION COORDINATION AND OVERSIGHT PROGRAM		44,122,000		186,739,000				230,861,000

TOTAL NEW APPROPRIATIONS	₱	68,530,000	₱	218,567,000	₱	1,740,000	₱	288,837,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	24,408,000	₱	31,828,000	₱	1,740,000	₱	57,976,000

Sub-total, General Administration and Support		24,408,000		31,828,000		1,740,000		57,976,000

Operations
People-responsive anti-poverty government policies and programs institutionalized		44,122,000		186,739,000				230,861,000

SOCIAL REFORM AND POVERTY ERADICATION COORDINATION AND OVERSIGHT PROGRAM		44,122,000		186,739,000				230,861,000

POLICY, PLAN AND PROGRAM ADVISORY, COORDINATION, DEVELOPMENT, REVIEW AND ADVOCACY SUB-PROGRAM		25,120,000		95,235,000				120,355,000

Formulation, prototyping and monitoring of policies, plans and programs and inter-agency and inter-stakeholder coordination platforms		25,120,000		36,803,000				61,923,000
Provision of information and advocacy support				8,432,000				8,432,000
Project(s)
Locally-Funded Project(s)				50,000,000				50,000,000

National Poverty Reduction Program (NPRP) Monitoring and Evaluation				50,000,000				50,000,000

BASIC SECTOR PARTNERSHIP AND PARTICIPATORY PLATFORMS DEVELOPMENT AND MAINTENANCE SUB-PROGRAM		19,002,000		91,504,000				110,506,000

JANUARY 3, 2022	OFFICIAL GAZETTE	311
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Support to consultative and convergence platforms		19,002,000		91,504,000				110,506,000

Sub-total, Operations		44,122,000		186,739,000				230,861,000

TOTAL NEW APPROPRIATIONS	₱	68,530,000	₱	218,567,000	₱	1,740,000	₱	288,837,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	38,736

Total Permanent Positions	38,736

Other Compensation Common to All
Personnel Economic Relief Allowance	1,080
Representation Allowance	918
Transportation Allowance	918
Clothing and Uniform Allowance	270
Mid-Year Bonus - Civilian	3,228
Year End Bonus	3,228
Cash Gift	225
Per Diems	17,520
Productivity Enhancement Incentive	225
Step Increment	97

Total Other Compensation Common to All	27,709

Other Compensation for Specific Groups
RATA of Sectoral/Alternate Sectoral Representatives	1,482

Total Other Compensation for Specific Groups	1,482

Other Benefits
PAG-IBIG Contributions	54
PhilHealth Contributions	495
Employees Compensation Insurance Premiums	54

Total Other Benefits	603

Total Personnel Services	68,530

Maintenance and Other Operating Expenses
Travelling Expenses	20,701
Training and Scholarship Expenses	10,000
Supplies and Materials Expenses	10,887

312	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Utility Expenses	3,342
Communication Expenses	9,439
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	750
Professional Services	142,294
General Services	3,145
Repairs and Maintenance	730
Taxes, Insurance Premiums and Other Fees	180
Other Maintenance and Operating Expenses
Printing and Publication Expenses	889
Representation Expenses	11,788
Rent/Lease Expenses	4,196
Subscription Expenses	35
Other Maintenance and Operating Expenses	191

Total Maintenance and Other Operating Expenses	218,567

Total Current Operating Expenditures	287,097

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,740

Total Capital Outlays	1,740

TOTAL NEW APPROPRIATIONS	288,837

F. NATIONAL COMMISSION ON INDIGENOUS PEOPLES

For general administration and support, support to operations, and operations, as indicated hereunder	₱	1,432,402,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	217,773,000	₱	89,198,000	₱	93,785,000	₱	400,756,000
Support to Operations		219,347,000		27,300,000		16,240,000		262,887,000
Operations		392,688,000		376,071,000				768,759,000

ANCESTRAL DOMAIN/LAND SECURITY AND DEVELOPMENT PROGRAM		102,934,000		82,126,000				185,060,000
HUMAN, SOCIO-ECONOMIC AND ECOLOGY DEVELOPMENT AND PROTECTION PROGRAM		181,130,000		207,003,000				388,133,000
INDIGENOUS PEOPLES RIGHTS PROTECTION PROGRAM		108,624,000		86,942,000				195,566,000

TOTAL NEW APPROPRIATIONS	₱	829,808,000	₱	492,569,000	₱	110,025,000	₱	1,432,402,000

JANUARY 3, 2022	OFFICIAL GAZETTE	313
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Special Provision(s)

1. PAyapa at MAsaganang PamayaNAn Program. The amount of Ninety Four Million Eight Hundred Seventy One Thousand Pesos (₱94,871,000) appropriated herein for the PAyapa at MAsaganang PamayaNAn (PAMANA) Program shall be used exclusively to implement projects in conflict-affected areas already identified by OPAPP.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

2. Climate-Resilient Livelihood for Indigenous Peoples. The National Commission on Indigenous Peoples (NCIP), under an integrated climate adaptation and resilience approach, shall develop and implement climate-resilient livelihood programs and projects for indigenous peoples, including sustainable bamboo propagation and processing, traditional weaving, and handicraft-making.

3. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	212,603,000	₱	89,198,000	₱	93,785,000	₱	395,586,000

National Capital Region (NCR)		67,358,000		34,280,000				101,638,000

Central Office		67,358,000		34,280,000				101,638,000
Region I - Ilocos		10,926,000		3,832,000				14,758,000

Regional Office - I		10,926,000		3,832,000				14,758,000
Cordillera Administrative Region (CAR)		18,179,000		5,363,000				23,542,000

Regional Office - CAR		18,179,000		5,363,000				23,542,000
Region II - Cagayan Valley		12,657,000		4,776,000				17,433,000

Regional Office - II		12,657,000		4,776,000				17,433,000
Region III - Central Luzon		14,971,000		4,875,000				19,846,000

Regional Office - III		14,971,000		4,875,000				19,846,000
Region IVA - CALABARZON		6,228,000		2,808,000				9,036,000

Regional Office - IVA		6,228,000		2,808,000				9,036,000
Region IVB - MIMAROPA		20,000		1,705,000				1,725,000

Regional Office - IVB		20,000		1,705,000				1,725,000
Region V - Bicol		9,713,000		3,528,000		2,300,000		15,541,000

Regional Office - V		9,713,000		3,528,000		2,300,000		15,541,000

314	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region VI - Western Visayas	6,573,000	5,232,000	10,000,000	21,805,000

Regional Office - VI	6,573,000	5,232,000	10,000,000	21,805,000
Region VII - Central Visayas	2,216,000	45,000		2,261,000

Regional Office - VII	2,216,000	45,000		2,261,000
Region IX - Zamboanga Peninsula	10,811,000	3,496,000		14,307,000

Regional Office - IX	10,811,000	3,496,000		14,307,000
Region X - Northern Mindanao	11,582,000	4,569,000	2,300,000	18,451,000

Regional Office - X	11,582,000	4,569,000	2,300,000	18,451,000
Region XI - Davao	14,573,000	6,220,000	79,185,000	99,978,000

Regional Office - XI	14,573,000	6,220,000	79,185,000	99,978,000
Region XII - SOCCSKSARGEN	14,037,000	4,678,000		18,715,000

Regional Office - XII	14,037,000	4,678,000		18,715,000
Region XIII - Caraga	12,759,000	3,791,000		16,550,000

Regional Office - XIII	12,759,000	3,791,000		16,550,000
Administration of Personnel Benefits	5,170,000			5,170,000

National Capital Region (NCR)	598,000			598,000

Central Office	598,000			598,000
Region I - Ilocos	745,000			745,000

Regional Office - I	745,000			745,000
Cordillera Administrative Region (CAR)	322,000			322,000

Regional Office - CAR	322,000			322,000
Region II - Cagayan Valley	88,000			88,000

Regional Office - II	88,000			88,000
Region III - Central Luzon	1,518,000			1,518,000

Regional Office - III	1,518,000			1,518,000
Region IVA - CALABARZON	140,000			140,000

Regional Office - IVA	140,000			140,000
Region XI - Davao	191,000			191,000

Regional Office - XI	191,000			191,000

JANUARY 3, 2022	OFFICIAL GAZETTE	315
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Region XII - SOCCSKSARGEN	948,000			948,000

Regional Office - XII	948,000			948,000
Region XIII - Caraga	620,000			620,000

Regional Office - XIII	620,000			620,000

Sub-total, General Administration and Support	217,773,000	89,198,000	93,785,000	400,756,000

Support to Operations
Policy formulation, planning and coordination of programs and projects	219,347,000	27,300,000	16,240,000	262,887,000

National Capital Region (NCR)	48,061,000	27,268,000	16,240,000	91,569,000

Central Office	48,061,000	27,268,000	16,240,000	91,569,000
Region I - Ilocos	13,643,000			13,643,000

Regional Office - I	13,643,000			13,643,000
Cordillera Administrative Region (CAR)	28,557,000			28,557,000

Regional Office - CAR	28,557,000			28,557,000
Region II - Cagayan Valley	10,970,000			10,970,000

Regional Office - II	10,970,000			10,970,000
Region III - Central Luzon	17,556,000			17,556,000

Regional Office - III	17,556,000			17,556,000
Region IVA - CALABARZON	7,380,000			7,380,000

Regional Office - IVA	7,380,000			7,380,000
Region V - Bicol	10,616,000			10,616,000

Regional Office - V	10,616,000			10,616,000
Region VI - Western Visayas	4,645,000	5,000		4,650,000

Regional Office - VI	4,645,000	5,000		4,650,000
Region VII - Central Visayas	4,609,000			4,609,000

Regional Office - VII	4,609,000			4,609,000
Region IX - Zamboanga Peninsula	13,688,000			13,688,000

Regional Office - IX	13,688,000			13,688,000
Region X - Northern Mindanao	15,411,000	27,000		15,438,000

Regional Office - X	15,411,000	27,000		15,438,000

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Region XI - Davao	18,397,000			18,397,000

Regional Office - XI	18,397,000			18,397,000
Region XII - SOCCSKSARGEN	13,469,000			13,469,000

Regional Office - XII	13,469,000			13,469,000
Region XIII - Caraga	12,345,000			12,345,000

Regional Office - XIII	12,345,000			12,345,000

Sub-total, Support to Operations	219,347,000	27,300,000	16,240,000	262,887,000

Operations
Indigenous Cultural Communities/Indigenous Peoples (ICCs/IPs) rights ensured	392,688,000	376,071,000		768,759,000

ANCESTRAL DOMAIN/LAND SECURITY AND DEVELOPMENT PROGRAM	102,934,000	82,126,000		185,060,000

Ancestral Domain/Land Recognition	33,594,000	65,403,000		98,997,000

National Capital Region (NCR)		2,739,000		2,739,000

Central Office		2,739,000		2,739,000
Region I - Ilocos	2,415,000	1,422,000		3,837,000

Regional Office - I	2,415,000	1,422,000		3,837,000
Cordillera Administrative Region (CAR)	5,520,000	16,059,000		21,579,000

Regional Office - CAR	5,520,000	16,059,000		21,579,000
Region II - Cagayan Valley	3,191,000	3,614,000		6,805,000

Regional Office - II	3,191,000	3,614,000		6,805,000
Region III - Central Luzon	3,036,000	1,795,000		4,831,000

Regional Office - III	3,036,000	1,795,000		4,831,000
Region IVA - CALABARZON	1,343,000	750,000		2,093,000

Regional Office - IVA	1,343,000	750,000		2,093,000
Region IVB - MIMAROPA		1,213,000		1,213,000

Regional Office - IVB		1,213,000		1,213,000
Region V - Bicol	2,026,000	500,000		2,526,000

Regional Office - V	2,026,000	500,000		2,526,000
Region VI - Western Visayas	764,000	4,874,000		5,638,000

Regional Office - VI	764,000	4,874,000		5,638,000

JANUARY 3, 2022	OFFICIAL GAZETTE	317
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Region VII - Central Visayas		796,000	796,000

Regional Office - VII		796,000	796,000
Region IX - Zamboanga Peninsula	1,625,000	12,243,000	13,868,000

Regional Office - IX	1,625,000	12,243,000	13,868,000
Region X - Northern Mindanao	3,677,000	7,861,000	11,538,000

Regional Office - X	3,677,000	7,861,000	11,538,000
Region XI - Davao	3,811,000	7,403,000	11,214,000

Regional Office - XI	3,811,000	7,403,000	11,214,000
Region XII - SOCCSKSARGEN	2,608,000	3,142,000	5,750,000

Regional Office - XII	2,608,000	3,142,000	5,750,000
Region XIII - Caraga	3,578,000	992,000	4,570,000

Regional Office - XIII	3,578,000	992,000	4,570,000
Assistance to Ancestral Domain Sustainable Development and Protection Plan (ADSDPP) Formulation	69,340,000	16,723,000	86,063,000

National Capital Region (NCR)		1,000,000	1,000,000

Central Office		1,000,000	1,000,000
Region I - Ilocos	2,474,000	1,000,000	3,474,000

Regional Office - I	2,474,000	1,000,000	3,474,000
Cordillera Administrative Region (CAR)	7,898,000	1,703,000	9,601,000

Regional Office - CAR	7,898,000	1,703,000	9,601,000
Region II - Cagayan Valley	3,780,000	1,318,000	5,098,000

Regional Office - II	3,780,000	1,318,000	5,098,000
Region III - Central Luzon	3,292,000	1,400,000	4,692,000

Regional Office - III	3,292,000	1,400,000	4,692,000
Region IVA - CALABARZON	435,000	400,000	835,000

Regional Office - IVA	435,000	400,000	835,000
Region IVB - MIMAROPA	29,857,000	755,000	30,612,000

Regional Office - IVB	29,857,000	755,000	30,612,000
Region V - Bicol	1,947,000	700,000	2,647,000

Regional Office - V	1,947,000	700,000	2,647,000

318	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Region VI - Western Visayas	403,000	800,000	1,203,000

Regional Office - VI	403,000	800,000	1,203,000
Region VII - Central Visayas	1,291,000		1,291,000

Regional Office - VII	1,291,000		1,291,000
Region IX - Zamboanga Peninsula	2,432,000	822,000	3,254,000

Regional Office - IX	2,432,000	822,000	3,254,000
Region X - Northern Mindanao	2,873,000	1,000,000	3,873,000

Regional Office - X	2,873,000	1,000,000	3,873,000
Region XI - Davao	8,058,000	1,663,000	9,721,000

Regional Office - XI	8,058,000	1,663,000	9,721,000
Region XII - SOCCSKSARGEN	1,652,000	1,517,000	3,169,000

Regional Office - XII	1,652,000	1,517,000	3,169,000
Region XIII - Caraga	2,948,000	2,645,000	5,593,000

Regional Office - XIII	2,948,000	2,645,000	5,593,000
HUMAN SOCIO-ECONOMIC AND ECOLOGY DEVELOPMENT AND PROTECTION PROGRAM	181,130,000	207,003,000	388,133,000

Culturally-appropriate/responsive and Gender-sensitive Socio-economic and Ecology Development and Protection Services	6,174,000	29,598,000	35,772,000

National Capital Region (NCR)		1,994,000	1,994,000

Central Office		1,994,000	1,994,000
Region I - Ilocos	581,000	1,548,000	2,129,000

Regional Office - I	581,000	1,548,000	2,129,000
Cordillera Administrative Region (CAR)	581,000	3,120,000	3,701,000

Regional Office - CAR	581,000	3,120,000	3,701,000
Region II - Cagayan Valley	581,000	2,207,000	2,788,000

Regional Office - II	581,000	2,207,000	2,788,000
Region III - Central Luzon	541,000	945,000	1,486,000

Regional Office - III	541,000	945,000	1,486,000
Region IVA - CALABARZON		981,000	981,000

Regional Office - IVA		981,000	981,000

JANUARY 3, 2022	OFFICIAL GAZETTE	319
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Region IVB - MIMAROPA		1,000,000	1,000,000

Regional Office - IVB		1,000,000	1,000,000
Region V - Bicol	553,000	1,331,000	1,884,000

Regional Office - V	553,000	1,331,000	1,884,000
Region VI - Western Visayas	581,000	650,000	1,231,000

Regional Office - VI	581,000	650,000	1,231,000
Region VII - Central Visayas		150,000	150,000

Regional Office - VII		150,000	150,000
Region IX - Zamboanga Peninsula	546,000	1,000,000	1,546,000

Regional Office - IX	546,000	1,000,000	1,546,000
Region X - Northern Mindanao	546,000	2,340,000	2,886,000

Regional Office - X	546,000	2,340,000	2,886,000
Region XI - Davao	558,000	2,903,000	3,461,000

Regional Office - XI	558,000	2,903,000	3,461,000
Region XII - SOCCSKSARGEN	553,000	2,539,000	3,092,000

Regional Office - XII	553,000	2,539,000	3,092,000
Region XIII - Caraga	553,000	6,890,000	7,443,000

Regional Office - XIII	553,000	6,890,000	7,443,000
IP Education and Advocacy Services	20,649,000	168,878,000	189,527,000

National Capital Region (NCR)		3,598,000	3,598,000

Central Office		3,598,000	3,598,000
Region I - Ilocos	1,531,000	17,853,000	19,384,000

Regional Office - I	1,531,000	17,853,000	19,384,000
Cordillera Administrative Region (CAR)	2,798,000	27,667,000	30,465,000

Regional Office - CAR	2,798,000	27,667,000	30,465,000
Region II - Cagayan Valley	1,836,000	15,134,000	16,970,000

Regional Office - II	1,836,000	15,134,000	16,970,000
Region III - Central Luzon	2,201,000	4,412,000	6,613,000

Regional Office - III	2,201,000	4,412,000	6,613,000

320	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region IVA - CALABARZON	878,000	1,550,000	2,428,000

Regional Office - IVA	878,000	1,550,000	2,428,000
Region IVB - MIMAROPA		7,991,000	7,991,000

Regional Office - IVB		7,991,000	7,991,000
Region V - Bicol	883,000	3,338,000	4,221,000

Regional Office - V	883,000	3,338,000	4,221,000
Region VI - Western Visayas	581,000	4,511,000	5,092,000

Regional Office - VI	581,000	4,511,000	5,092,000
Region VII - Central Visayas	315,000	2,263,000	2,578,000

Regional Office - VII	315,000	2,263,000	2,578,000
Region IX - Zamboanga Peninsula	1,512,000	35,283,000	36,795,000

Regional Office - IX	1,512,000	35,283,000	36,795,000
Region X - Northern Mindanao	1,847,000	8,287,000	10,134,000

Regional Office - X	1,847,000	8,287,000	10,134,000
Region XI - Davao	2,953,000	21,775,000	24,728,000

Regional Office - XI	2,953,000	21,775,000	24,728,000
Region XII - SOCCSKSARGEN	1,505,000	7,380,000	8,885,000

Regional Office - XII	1,505,000	7,380,000	8,885,000
Region XIII - Caraga	1,809,000	7,836,000	9,645,000

Regional Office - XIII	1,809,000	7,836,000	9,645,000
IP Culture Services	29,659,000	4,712,000	34,371,000

National Capital Region (NCR)		2,281,000	2,281,000

Central Office		2,281,000	2,281,000
Region I - Ilocos	1,925,000	321,000	2,246,000

Regional Office - I	1,925,000	321,000	2,246,000
Cordillera Administrative Region (CAR)	6,041,000	438,000	6,479,000

Regional Office - CAR	6,041,000	438,000	6,479,000
Region II - Cagayan Valley	3,200,000	317,000	3,517,000

Regional Office - II	3,200,000	317,000	3,517,000

JANUARY 3, 2022	OFFICIAL GAZETTE	321
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Region III - Central Luzon	2,889,000	128,000	3,017,000

Regional Office - III	2,889,000	128,000	3,017,000
Region IVA - CALABARZON	330,000	50,000	380,000

Regional Office - IVA	330,000	50,000	380,000
Region IVB - MIMAROPA		71,000	71,000

Regional Office - IVB		71,000	71,000
Region V - Bicol	955,000	52,000	1,007,000

Regional Office - V	955,000	52,000	1,007,000
Region VI - Western Visayas	313,000		313,000

Regional Office - VI	313,000		313,000
Region VII - Central Visayas	642,000	162,000	804,000

Regional Office - VII	642,000	162,000	804,000
Region IX - Zamboanga Peninsula	2,542,000	96,000	2,638,000

Regional Office - IX	2,542,000	96,000	2,638,000
Region X - Northern Mindanao	2,536,000	218,000	2,754,000

Regional Office - X	2,536,000	218,000	2,754,000
Region XI - Davao	2,884,000	252,000	3,136,000

Regional Office - XI	2,884,000	252,000	3,136,000
Region XII - SOCCSKSARGEN	2,832,000	166,000	2,998,000

Regional Office - XII	2,832,000	166,000	2,998,000
Region XIII - Caraga	2,570,000	160,000	2,730,000

Regional Office - XIII	2,570,000	160,000	2,730,000
IP Health Services	124,648,000	3,815,000	128,463,000

National Capital Region (NCR)		327,000	327,000

Central Office		327,000	327,000
Region I - Ilocos	9,541,000	350,000	9,891,000

Regional Office - I	9,541,000	350,000	9,891,000
Cordillera Administrative Region (CAR)	22,463,000	565,000	23,028,000

Regional Office - CAR	22,463,000	565,000	23,028,000

322	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Region II - Cagayan Valley	11,870,000	345,000	12,215,000

Regional Office - II	11,870,000	345,000	12,215,000
Region III - Central Luzon	13,210,000	134,000	13,344,000

Regional Office - III	13,210,000	134,000	13,344,000
Region IVA - CALABARZON	4,031,000	100,000	4,131,000

Regional Office - IVA	4,031,000	100,000	4,131,000
Region IVB - MIMAROPA		82,000	82,000

Regional Office - IVB		82,000	82,000
Region V - Bicol	6,550,000	100,000	6,650,000

Regional Office - V	6,550,000	100,000	6,650,000
Region VI - Western Visayas	3,954,000	96,000	4,050,000

Regional Office - VI	3,954,000	96,000	4,050,000
Region VII - Central Visayas	1,989,000	30,000	2,019,000

Regional Office - VII	1,989,000	30,000	2,019,000
Region IX - Zamboanga Peninsula	9,263,000	103,000	9,366,000

Regional Office - IX	9,263,000	103,000	9,366,000
Region X - Northern Mindanao	10,428,000	398,000	10,826,000

Regional Office - X	10,428,000	398,000	10,826,000
Region XI - Davao	12,071,000	421,000	12,492,000

Regional Office - XI	12,071,000	421,000	12,492,000
Region XII - SOCCSKSARGEN	9,543,000	180,000	9,723,000

Regional Office - XII	9,543,000	180,000	9,723,000
Region XIII - Caraga	9,735,000	584,000	10,319,000

Regional Office - XIII	9,735,000	584,000	10,319,000
INDIGENOUS PEOPLES RIGHTS PROTECTION PROGRAM	108,624,000	86,942,000	195,566,000

Gender and Rights-based Services	33,563,000	53,717,000	87,280,000

National Capital Region (NCR)		8,438,000	8,438,000

Central Office		8,438,000	8,438,000

JANUARY 3, 2022	OFFICIAL GAZETTE	323
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Region I - Ilocos	2,713,000	1,866,000	4,579,000

Regional Office - I	2,713,000	1,866,000	4,579,000
Cordillera Administrative Region (CAR)	5,722,000	4,630,000	10,352,000

Regional Office - CAR	5,722,000	4,630,000	10,352,000
Region II - Cagayan Valley	3,003,000	2,012,000	5,015,000

Regional Office - II	3,003,000	2,012,000	5,015,000
Region III - Central Luzon	3,545,000	2,089,000	5,634,000

Regional Office - III	3,545,000	2,089,000	5,634,000
Region IVA - CALABARZON	840,000	4,503,000	5,343,000

Regional Office - IVA	840,000	4,503,000	5,343,000
Region IVB - MIMAROPA		7,071,000	7,071,000

Regional Office - IVB		7,071,000	7,071,000
Region V - Bicol	1,646,000	796,000	2,442,000

Regional Office - V	1,646,000	796,000	2,442,000
Region VI - Western Visayas	549,000	2,810,000	3,359,000

Regional Office - VI	549,000	2,810,000	3,359,000
Region VII - Central Visayas	1,100,000		1,100,000

Regional Office - VII	1,100,000		1,100,000
Region IX - Zamboanga Peninsula	1,905,000	2,677,000	4,582,000

Regional Office - IX	1,905,000	2,677,000	4,582,000
Region X - Northern Mindanao	2,694,000	5,840,000	8,534,000

Regional Office - X	2,694,000	5,840,000	8,534,000
Region XI - Davao	3,570,000	6,208,000	9,778,000

Regional Office - XI	3,570,000	6,208,000	9,778,000
Region XII - SOCCSKSARGEN	2,992,000	2,107,000	5,099,000

Regional Office - XII	2,992,000	2,107,000	5,099,000
Region XIII - Caraga	3,284,000	2,670,000	5,954,000

Regional Office - XIII	3,284,000	2,670,000	5,954,000
IP Rights Advocacy and Monitoring of Treaty Obligations	18,927,000	27,183,000	46,110,000

324	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

National Capital Region (NCR)	5,344,000	25,249,000	30,593,000

Central Office	5,344,000	25,249,000	30,593,000
Region I - Ilocos	1,175,000		1,175,000

Regional Office - I	1,175,000		1,175,000
Cordillera Administrative Region (CAR)		250,000	250,000

Regional Office - CAR		250,000	250,000
Region II - Cagayan Valley	1,156,000		1,156,000

Regional Office - II	1,156,000		1,156,000
Region III - Central Luzon	1,175,000	148,000	1,323,000

Regional Office - III	1,175,000	148,000	1,323,000
Region V - Bicol	5,328,000		5,328,000

Regional Office - V	5,328,000		5,328,000
Region VI - Western Visayas	1,209,000		1,209,000

Regional Office - VI	1,209,000		1,209,000
Region X - Northern Mindanao	1,175,000		1,175,000

Regional Office - X	1,175,000		1,175,000
Region XI - Davao	1,209,000	36,000	1,245,000

Regional Office - XI	1,209,000	36,000	1,245,000
Region XIII - Caraga	1,156,000	1,500,000	2,656,000

Regional Office - XIII	1,156,000	1,500,000	2,656,000
Legal Services	35,411,000	3,066,000	38,477,000

National Capital Region (NCR)		50,000	50,000

Central Office		50,000	50,000
Region I - Ilocos	3,614,000	296,000	3,910,000

Regional Office - I	3,614,000	296,000	3,910,000
Cordillera Administrative Region (CAR)	5,950,000	802,000	6,752,000

Regional Office - CAR	5,950,000	802,000	6,752,000
Region II - Cagayan Valley	3,542,000	292,000	3,834,000

Regional Office - II	3,542,000	292,000	3,834,000

JANUARY 3, 2022	OFFICIAL GAZETTE	325
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Region III - Central Luzon	5,841,000	114,000	5,955,000

Regional Office - III	5,841,000	114,000	5,955,000
Region IVA - CALABARZON		116,000	116,000

Regional Office - IVA		116,000	116,000
Region IVB - MIMAROPA		95,000	95,000

Regional Office - IVB		95,000	95,000
Region V - Bicol		68,000	68,000

Regional Office - V		68,000	68,000
Region VI - Western Visayas		104,000	104,000

Regional Office - VI		104,000	104,000
Region VII - Central Visayas	1,175,000		1,175,000

Regional Office - VII	1,175,000		1,175,000
Region IX - Zamboanga Peninsula	3,594,000	83,000	3,677,000

Regional Office - IX	3,594,000	83,000	3,677,000
Region X - Northern Mindanao	1,156,000	115,000	1,271,000

Regional Office - X	1,156,000	115,000	1,271,000
Region XI - Davao	4,682,000	324,000	5,006,000

Regional Office - XI	4,682,000	324,000	5,006,000
Region XII - SOCCSKSARGEN	2,348,000	153,000	2,501,000

Regional Office - XII	2,348,000	153,000	2,501,000
Region XIII - Caraga	3,509,000	454,000	3,963,000

Regional Office - XIII	3,509,000	454,000	3,963,000
Adjudication Services	20,723,000	2,976,000	23,699,000

Region I - Ilocos	2,163,000		2,163,000

Regional Office - I	2,163,000		2,163,000
Cordillera Administrative Region (CAR)	2,204,000	969,000	3,173,000

Regional Office - CAR	2,204,000	969,000	3,173,000
Region II - Cagayan Valley	2,112,000		2,112,000

Regional Office - II	2,112,000		2,112,000

326	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Region III - Central Luzon		1,801,000						1,801,000

Regional Office - III		1,801,000						1,801,000
Region IVA - CALABARZON		2,085,000		142,000				2,227,000

Regional Office - IVA		2,085,000		142,000				2,227,000
Region V -Bicol		284,000		96,000				380,000

Regional Office - V		284,000		96,000				380,000
Region VI - Western Visayas		1,775,000		181,000				1,956,000

Regional Office - VI		1,775,000		181,000				1,956,000
Region IX - Zamboanga Peninsula		1,775,000		359,000				2,134,000

Regional Office - IX		1,775,000		359,000				2,134,000
Region X - Northern Mindanao		2,060,000		474,000				2,534,000

Regional Office - X		2,060,000		474,000				2,534,000
Region XI - Davao		297,000		314,000				611,000

Regional Office - XI		297,000		314,000				611,000
Region XII - SOCCSKSARGEN		2,110,000		199,000				2,309,000

Regional Office - XII		2,110,000		199,000				2,309,000
Region XIII - Caraga		2,057,000		242,000				2,299,000

Regional Office - XIII		2,057,000		242,000				2,299,000

Sub-total, Operations		392,688,000		376,071,000				768,759,000

TOTAL NEW APPROPRIATIONS	₱	829,808,000	₱	492,569,000	₱	110,025,000	₱	1,432,402,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	608,250

Total Permanent Positions	608,250

Other Compensation Common to All

JANUARY 3, 2022	OFFICIAL GAZETTE	327
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Personnel Economic Relief Allowance	34,440
Representation Allowance	8,604
Transportation Allowance	8,604
Clothing and Uniform Allowance	8,610
Mid Year Bonus - Civilian	50,688
Year End Bonus	50,688
Cash Gift	7,175
Productivity Enhancement Incentive	7,175
Step Increment	1,518

Total Other Compensation Common to All	177,502

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	25,333

Total Other Compensation for Specific Groups	25,333

Other Benefits
PAG-IBIG Contributions	1,718
PhilHealth Contributions	9,547
Employees Compensation Insurance Premiums	1,718
Loyalty Award - Civilian	570
Terminal Leave	5,170

Total Other Benefits	18,723

Total Personnel Services	829,808

Maintenance and Other Operating Expenses
Travelling Expenses	55,859
Training and Scholarship Expenses	167,141
Supplies and Materials Expenses	40,333
Utility Expenses	12,168
Communication Expenses	16,837
Awards/Rewards and Prizes	142
Survey, Research, Exploration and Development Expenses	6,036
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,921
Professional Services	26,935
General Services	12,468
Repairs and Maintenance	3,014
Financial Assistance/Subsidy	3,984
Taxes, Insurance Premiums and Other Fees	1,920
Labor and Wages	4,831
Other Maintenance and Operating Expenses
Advertising Expenses	2,259
Printing and Publication Expenses	2,799
Representation Expenses	74,601
Transportation and Delivery Expenses	6,479
Rent/Lease Expenses	36,167
Membership Dues and Contributions to Organizations	29
Subscription Expenses	3,288
Donations	6,416
Other Maintenance and Operating Expenses	4,942

328	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Total Maintenance and Other Operating Expenses	492,569

Total Current Operating Expenditures	1,322,377

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	86,885
Machinery and Equipment Outlay	16,240
Transportation Equipment Outlay	6,900

Total Capital Outlays	110,025

TOTAL NEW APPROPRIATIONS	1,432,402

G. NATIONAL COUNCIL ON DISABILITY AFFAIRS

For general administration and support, and operations, as indicated hereunder	₱	72,433,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	5,598,000	₱	6,839,000	₱		₱	12,437,000
Operations		22,161,000		18,683,000		19,152,000		59,996,000

PERSONS WITH DISABILITY RIGHTS PROGRAM		22,161,000		18,683,000		19,152,000		59,996,000

TOTAL NEW APPROPRIATIONS	₱	27,759,000	₱	25,522,000	₱	19,152,000	₱	72,433,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishements shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	4,514,000	₱	6,839,000	₱	₱	11,353,000

JANUARY 3, 2022	OFFICIAL GAZETTE	329
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Administration of Personnel Benefits		1,084,000						1,084,000

Sub-total, General Administration and Support		5,598,000		6,839,000				12,437,000

Operations
Coordination of government policies, programs and services in the promotion, protection and fulfillment of the rights of Persons with Disabilities improved		22,161,000		18,683,000		19,152,000		59,996,000

PERSONS WITH DISABILITY RIGHTS PROGRAM		22,161,000		18,683,000		19,152,000		59,996,000

Policy formulation and coordination for the implementation of plans and programs on the realization of the rights of person with disabilities to achieve the sustainable development goals by 2030		22,161,000		18,683,000		19,152,000		59,996,000

Sub-total, Operations		22,161,000		18,683,000		19,152,000		59,996,000

TOTAL NEW APPROPRIATIONS	₱	27,759,000	₱	25,522,000	₱	19,152,000	₱	72,433,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	20,567

Total Permanent Positions	20,567

Other Compensation Common to All
Personnel Economic Relief Allowance	984
Representation Allowance	270
Transportation Allowance	270
Clothing and Uniform Allowance	246
Honoraria	46
Mid-Year Bonus - Civilian	1,714
Year End Bonus	1,714
Cash Gift	205
Productivity Enhacement Inventive	205
Step Increment	51

Total Other Compensation Common to All	5,705

Other Benefits
PAG-IBIG Contributions	49
PhilHealth Contributions	305

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Employees Compensation Insurance Premiums	49
Terminal Leave	1,084

Total Other Benefits	1,487

Total Personnel Services	27,759

Maintenance and Other Operating Expenses
Travelling Expenses	1,495
Training and Scholarship Expenses	900
Supplies and Materials Expenses	2,156
Utility Expenses	2,450
Communication Expenses	1,795
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	1,731
General Services	4,324
Repairs and Maintenance	1,300
Taxes, Insurance Premiums and Other Fees	330
Other Maintenance and Operating Expenses
Printing and Publication Expenses	705
Representation Expenses	3,950
Transportation and Delivery Expenses	375
Subscription Expenses	2,550
Donations	1,000
Other Maintenance and Operating Expenses	325

Total Maintenance and Other Operating Expenses	25,522

Total Current Operating Expenditures	53,281

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	19,152

Total Capital Outlays	19,152

TOTAL NEW APPROPRIATIONS	72,433

H. PRESIDENTIAL COMMISSION FOR THE URBAN POOR

For general administration and support, and operations, as indicated hereunder	₱	191,161,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	32,772,000	₱	35,103,000	₱	₱	67,875,000

JANUARY 3, 2022	OFFICIAL GAZETTE	331
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Operations		59,410,000		57,339,000		6,537,000		123,286,000

URBAN POOR COORDINATION AND SUPPORT PROGRAM		59,410,000		57,339,000		6,537,000		123,286,000

TOTAL NEW APPROPRIATIONS	₱	92,182,000	₱	92,442,000	₱	6,537,000	₱	191,161,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	32,312,000	₱	35,103,000	₱		₱	67,415,000
Administration of Personnel Benefits		460,000						460,000

Sub-total, General Administration and Support		32,772,000		35,103,000				67,875,000

Operations
Access of the urban poor to asset reform, human development, basic services and other programs enhanced		59,410,000		57,339,000		6,537,000		123,286,000

URBAN POOR COORDINATION AND SUPPORT PROGRAM		59,410,000		57,339,000		6,537,000		123,286,000

Coordination and Monitoring of Programs and projects for the urban poor		59,410,000		57,339,000		6,537,000		123,286,000

Sub-total, Operations		59,410,000		57,339,000		6,537,000		123,286,000

TOTAL NEW APPROPRIATIONS	₱	92,182,000	₱	92,442,000	₱	6,537,000	₱	191,161,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

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Permanent Positions
Basic Salary	69,433

Total Permanent Positions	69,433

Other Compensation Common to All
Personnel Economic Relief Allowance	3,600
Representation Allowance	744
Transportation Allowance	744
Clothing and Uniform Allowance	900
Mid-Year Bonus - Civilian	5,786
Year End Bonus	5,786
Cash Gift	750
Productivity Enhancement Incentive	750
Step Increment	174

Total Other Compensation Common to All	19,234

Other Benefits
PAG-IBIG Contributions	180
PhilHealth Contributions	1,111
Employees Compensation Insurance Premiums	180
Loyalty Award - Civilian	140
Terminal Leave	460

Total Other Benefits	2,071

Non-Permanent Positions	1,444

Total Personnel Services	92,182

Maintenance and Other Operating Expenses
Travelling Expenses	12,000
Training and Scholarship Expenses	33,800
Supplies and Materials Expenses	5,074
Utility Expenses	3,200
Communication Expenses	3,050
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	664
Professional Services	11,289
General Services	6,838
Repairs and Maintenance	1,630
Taxes, Insurance Premiums and Other Fees	500
Other Maintenance and Operating Expenses
Printing and Publication Expenses	200
Representation Expenses	400
Rent/Lease Expenses	9,709
Subscription Expenses	4,088

Total Maintenance and Other Operating Expenses	92,442

Total Current Operating Expenditures	184,624

JANUARY 3, 2022	OFFICIAL GAZETTE	333
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	3,637
Transportation Equipment Outlay	2,900

Total Capital Outlays	6,537

TOTAL NEW APPROPRIATIONS	191,161

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GENERAL SUMMARY

DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	9,208,068,000	₱	192,091,997,000	₱	388,430,000	₱	760,921,000	₱	202,449,416,000
B. COUNCIL FOR THE WELFARE OF CHILDREN		21,560,000		57,539,000				2,395,000		81,494,000
C. INTER-COUNTRY ADOPTION BOARD		19,894,000		36,203,000						56,097,000
D. JUVENILE JUSTICE AND WELFARE COUNCIL		46,007,000		139,726,000				1,093,000		186,826,000
E. NATIONAL ANTI-POVERTY COMMISSION		68,530,000		218,567,000				1,740,000		288,837,000
F. NATIONAL COMMISSION ON INDIGENOUS PEOPLES		829,808,000		492,569,000				110,025,000		1,432,402,000
G. NATIONAL COUNCIL ON DISABILITY AFFAIRS		27,759,000		25,522,000				19,152,000		72,433,000
H. PRESIDENTIAL COMMISSION FOR THE URBAN URBAN POOR		92,182,000		92,442,000				6,537,000		191,161,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT	₱	10,313,808,000	₱	193,154,565,000	₱	388,430,000	₱	901,863,000	₱	204,758,666,000

JANUARY 3, 2022	OFFICIAL GAZETTE	335
DEPARTMENT OF TOURISM

XXIII. DEPARTMENT OF TOURISM

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	2,483,602,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	398,077,000	₱	459,844,000	₱	1,010,000		28,100,000	₱	887,031,000
Support to Operations		29,747,000		40,931,000						70,678,000
Operations		188,288,000		1,311,316,000		2,570,000		23,719,000		1,525,893,000

TOURISM POLICY FORMULATION AND PLANNING PROGRAM		111,797,000		153,632,000		50,000		10,469,000		275,948,000
TOURISM INDUSTRY TRAINING PROGRAM		9,730,000		148,700,000				2,050,000		160,480,000
STANDARDS DEVELOPMENT AND ENFORCEMENT PROGRAM		48,853,000		86,427,000		20,000		250,000		135,550,000
MARKET AND PRODUCT DEVELOPMENT PROGRAM		17,908,000		922,557,000		2,500,000		10,950,000		953,915,000

TOTAL NEW APPROPRIATIONS	₱	616,112,000	₱	1,812,091,000	₱	3,580,000	₱	51,819,000	₱	2,483,602,000

Special Provision(s)

1. Tourism Development Fund. In addition to the amounts appropriated herein, Four Million Five Hundred Seventy Eight Thousand Pesos (P4,578,000) shall be used for the development, promotion, and marketing of tourism in the country sourced from accreditation, identification card, sticker and code fees, constituted into the Tourism Development Fund in accordance with Section 16 of R.A. No. 9593.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Trust Receipts from Income in Merchandising Operations. The amount of Two Hundred Forty Three Million Seven Hundred Eighty Five Thousand Pesos (P243,785,000) sourced from the net profits of the merchandising operations of the Duty Free Philippines shall be used for tourism related projects and activities in accordance with E.O. No. 46, s. 1986. Said amount shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

Disbursements or expenditures by the DOT in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292 and to appropriate criminal action under existing penal laws.

3. Income and Unexpended Funds for Expositions and Similar Events. All income and any unexpended funds in connection with government participation in expositions and other similar events shall be deposited with the National Treasury as income of the General Fund in accordance with Section 44, Chapter 5, Book VI of E.O. No. 292.

4. Traditional Art and Craft. The DOT shall include weaving, artisan crafts, and other Schools of Living Traditions (SLTs) in all its promotion, market and tourism development. The DOT shall coordinate with the National Museum of the Philippines and the National Commission for Culture and the Arts (NCCA) for the implementation of this provision.

5. Green Hotels. The DOT shall promote, as much as possible, ecotourism along with the greening of hotels and accommodation facilities, including activities on offsetting of the carbon footprint of tourists, water and energy conservation, and ecological solid waste management.

6. Priority Areas for Tourism Promotion. The DOT shall prioritize areas for ecotourism, protected and biodiversity conservation areas, heritage tourism sites, and agro-tourism areas in its tourism promotion activities. In this regard, it shall coordinate with the concerned agencies of government including, but not limited to, the

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NCCA, Department of Environment and Natural Resources, and local government units to implement this provision.

7. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishment shall be in accordance with Section 99 of the General Provisions of this Act.

8. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	183,057,000	₱	292,155,000	₱	10,000	28,100,000	₱	503,322,000

National Capital Region (NCR)		136,224,000		217,851,000		10,000			354,085,000

Central Office		132,096,000		215,175,000		10,000			347,281,000
Regional Office - NCR		4,128,000		2,676,000					6,804,000
Region I - Ilocos		4,654,000		5,288,000					9,942,000

Regional Office - I		4,654,000		5,288,000					9,942,000
Cordillera Administrative Region (CAR)		1,469,000		3,557,000					5,026,000

Regional Office - CAR		1,469,000		3,557,000					5,026,000
Region II - Cagayan Valley		2,886,000		2,178,000			10,000,000		15,064,000

Regional Office - II		2,886,000		2,178,000			10,000,000		15,064,000
Region III - Central Luzon		4,348,000		6,579,000					10,927,000

Regional Office - III		4,348,000		6,579,000					10,927,000
Region IVA - CALABARZON		3,210,000		5,338,000					8,548,000

Regional Office - IVA		3,210,000		5,338,000					8,548,000
Region IVB - MIMAROPA		2,986,000		8,529,000			1,100,000		12,615,000

Regional Office - IVB		2,986,000		8,529,000			1,100,000		12,615,000
Region V - Bicol		1,978,000		2,561,000					4,539,000

Regional Office - V		1,978,000		2,561,000					4,539,000
Region VI - Western Visayas		3,263,000		3,399,000			10,000,000		16,662,000

Regional Office - VI		3,263,000		3,399,000			10,000,000		16,662,000

JANUARY 3, 2022	OFFICIAL GAZETTE	337
DEPARTMENT OF TOURISM

Region VII - Central Visayas	3,646,000	7,774,000			11,420,000

Regional Office - VII	3,646,000	7,774,000			11,420,000
Region VIII - Eastern Visayas	4,553,000	2,973,000			7,526,000

Regional Office - VIII	4,553,000	2,973,000			7,526,000
Region IX - Zamboanga Peninsula	1,157,000	5,125,000			6,282,000

Regional Office - IX	1,157,000	5,125,000			6,282,000
Region X - Northern Mindanao	4,154,000	7,372,000		5,000,000	16,526,000

Regional Office - X	4,154,000	7,372,000		5,000,000	16,526,000
Region XI - Davao	3,533,000	7,270,000		1,000,000	11,803,000

Regional Office - XI	3,533,000	7,270,000		1,000,000	11,803,000
Region XII - SOCCSKSARGEN	878,000	3,750,000		1,000,000	5,628,000

Regional Office - XII	878,000	3,750,000		1,000,000	5,628,000
Region XIII - Caraga	4,118,000	2,611,000			6,729,000

Regional Office - XIII	4,118,000	2,611,000			6,729,000
Human Resource and Development		5,599,000			5,599,000

National Capital Region (NCR)		5,599,000			5,599,000

Central Office		5,599,000			5,599,000
Administration of Personnel Benefits	883,000				883,000

National Capital Region (NCR)	883,000				883,000

Central Office	883,000				883,000
Maintenance of Foreign Offices	214,137,000	162,090,000	1,000,000		377,227,000

National Capital Region (NCR)	214,137,000	162,090,000	1,000,000		377,227,000

Central Office	214,137,000	162,090,000	1,000,000		377,227,000

Sub-total, General Administration and Support	398,077,000	459,844,000	1,010,000	28,100,000	887,031,000

Support to Operations
Media and Communication Service	11,850,000	8,381,000			20,231,000

National Capital Region (NCR)	11,850,000	8,381,000			20,231,000

Central Office	11,850,000	8,381,000			20,231,000
Legal Services	10,536,000	3,939,000			14,475,000

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National Capital Region (NCR)	10,536,000	3,939,000			14,475,000

Central Office	10,536,000	3,939,000			14,475,000
Legislation, Policy Coordination and Special Concerns	7,361,000	28,129,000			35,490,000

National Capital Region (NCR)	7,361,000	28,129,000			35,490,000

Central Office	7,361,000	28,129,000			35,490,000
Resource Generation Services		482,000			482,000

National Capital Region (NCR)		482,000			482,000

Central Office		482,000			482,000

Sub-total, Support to Operations	29,747,000	40,931,000			70,678,000

Operations
Tourism Revenue, Employment and Arrivals Increased	188,288,000	1,311,316,000	2,570,000	23,719,000	1,525,893,000

TOURISM POLICY FORMULATION AND PLANNING PROGRAM	111,797,000	153,632,000	50,000	10,469,000	275,948,000

Tourism Planning	111,797,000	153,632,000	50,000	10,469,000	275,948,000

National Capital Region (NCR)	29,886,000	118,472,000	50,000		148,408,000

Central Office	23,088,000	117,752,000	50,000		140,890,000
Regional Office - NCR	6,798,000	720,000			7,518,000
Region I - Ilocos	4,534,000	1,037,000			5,571,000

Regional Office - I	4,534,000	1,037,000			5,571,000
Cordillera Administrative Region (CAR)	4,540,000	1,655,000			6,195,000

Regional Office - CAR	4,540,000	1,655,000			6,195,000
Region II - Cagayan Valley	6,217,000	602,000			6,819,000

Regional Office - II	6,217,000	602,000			6,819,000
Region III - Central Luzon	3,915,000	481,000			4,396,000

Regional Office - III	3,915,000	481,000			4,396,000
Region IVA - CALABARZON	8,878,000	572,000			9,450,000

Regional Office - IVA	8,878,000	572,000			9,450,000
Region IVB - MIMAROPA	10,517,000	2,049,000			12,566,000

Regional Office - IVB	10,517,000	2,049,000			12,566,000

JANUARY 3, 2022	OFFICIAL GAZETTE	339
DEPARTMENT OF TOURISM

Region V - Bicol	6,334,000	3,451,000	3,222,000	13,007,000

Regional Office - V	6,334,000	3,451,000	3,222,000	13,007,000
Region VI - Western Visayas	4,052,000	7,485,000		11,537,000

Regional Office - VI	4,052,000	7,485,000		11,537,000
Region VII - Central Visayas	5,326,000	1,715,000	1,771,000	8,812,000

Regional Office - VII	5,326,000	1,715,000	1,771,000	8,812,000
Region VIII - Eastern Visayas	3,264,000	2,657,000	250,000	6,171,000

Regional Office - VIII	3,264,000	2,657,000	250,000	6,171,000
Region IX - Zamboanga Peninsula	5,788,000	979,000	2,500,000	9,267,000

Regional Office - IX	5,788,000	979,000	2,500,000	9,267,000
Region X - Northern Mindanao	3,647,000	256,000		3,903,000

Regional Office - X	3,647,000	256,000		3,903,000
Region XI - Davao	4,119,000	1,425,000		5,544,000

Regional Office - XI	4,119,000	1,425,000		5,544,000
Region XII - SOCCSKSARGEN	6,384,000	7,876,000		14,260,000

Regional Office - XII	6,384,000	7,876,000		14,260,000
Region XIII - Caraga	4,396,000	2,920,000	2,726,000	10,042,000

Regional Office - XIII	4,396,000	2,920,000	2,726,000	10,042,000
TOURISM INDUSTRY TRAINING PROGRAM	9,730,000	148,700,000	2,050,000	160,480,000

Tourism Industry Training	9,730,000	148,700,000	2,050,000	160,480,000

National Capital Region (NCR)	9,730,000	127,413,000		137,143,000

Central Office	9,730,000	124,397,000		134,127,000
Regional Office - NCR		3,016,000		3,016,000
Region I - Ilocos		1,800,000		1,800,000

Regional Office - I		1,800,000		1,800,000
Cordillera Administrative Region (CAR)		2,147,000		2,147,000

Regional Office - CAR		2,147,000		2,147,000
Region II - Cagayan Valley		787,000		787,000

Regional Office - II		787,000		787,000

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Region III - Central Luzon		1,815,000		1,800,000	3,615,000

Regional Office - III		1,815,000		1,800,000	3,615,000
Region IVA - CALABARZON		876,000			876,000

Regional Office - IVA		876,000			876,000
Region IVB - MIMAROPA		1,063,000			1,063,000

Regional Office - IVB		1,063,000			1,063,000
Region V - Bicol		1,092,000			1,092,000

Regional Office - V		1,092,000			1,092,000
Region VI - Western Visayas		643,000			643,000

Regional Office - VI		643,000			643,000
Region VII - Central Visayas		1,891,000			1,891,000

Regional Office - VII		1,891,000			1,891,000
Region VIII - Eastern Visayas		1,732,000		250,000	1,982,000

Regional Office - VIII		1,732,000		250,000	1,982,000
Region IX - Zamboanga Peninsula		1,262,000			1,262,000

Regional Office - IX		1,262,000			1,262,000
Region X - Northern Mindanao		952,000			952,000

Regional Office - X		952,000			952,000
Region XI - Davao		2,403,000			2,403,000

Regional Office - XI		2,403,000			2,403,000
Region XII - SOCCSKSARGEN		892,000			892,000

Regional Office - XII		892,000			892,000
Region XIII - Caraga		1,932,000			1,932,000

Regional Office - XIII		1,932,000			1,932,000
STANDARDS DEVELOPMENT AND ENFORCEMENT PROGRAM	48,853,000	86,427,000	20,000	250,000	135,550,000

Tourism Standards Development, Regulation and Accreditation, Monitoring and Enforcement	45,192,000	80,922,000	20,000	250,000	126,384,000

National Capital Region (NCR)	22,151,000	56,606,000	20,000		78,777,000

JANUARY 3, 2022	OFFICIAL GAZETTE	341
DEPARTMENT OF TOURISM

Central Office	15,392,000	55,628,000	20,000		71,040,000
Regional Office - NCR	6,759,000	978,000			7,737,000
Region I - Ilocos	4,608,000	1,217,000			5,825,000

Regional Office - I	4,608,000	1,217,000			5,825,000
Cordillera Administrative Region (CAR)		1,009,000			1,009,000

Regional Office - CAR		1,009,000			1,009,000
Region II - Cagayan Valley		1,269,000			1,269,000

Regional Office - II		1,269,000			1,269,000
Region III - Central Luzon	4,495,000	1,107,000			5,602,000

Regional Office - III	4,495,000	1,107,000			5,602,000
Region IVA - CALABARZON		2,482,000			2,482,000

Regional Office - IVA		2,482,000			2,482,000
Region IVB - MIMAROPA		2,945,000			2,945,000

Regional Office - IVB		2,945,000			2,945,000
Region V - Bicol		1,575,000			1,575,000

Regional Office - V		1,575,000			1,575,000
Region VI - Western Visayas	4,342,000	1,461,000			5,803,000

Regional Office - VI	4,342,000	1,461,000			5,803,000
Region VII - Central Visayas	5,124,000	4,920,000			10,044,000

Regional Office - VII	5,124,000	4,920,000			10,044,000
Region VIII - Eastern Visayas		1,566,000		250,000	1,816,000

Regional Office - VIII		1,566,000		250,000	1,816,000
Region IX - Zamboanga Peninsula		581,000			581,000

Regional Office - IX		581,000			581,000
Region X - Northern Mindanao		469,000			469,000

Regional Office - X		469,000			469,000
Region XI - Davao	4,472,000	1,716,000			6,188,000

Regional Office - XI	4,472,000	1,716,000			6,188,000

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Region XII - SOCCSKSARGEN		733,000			733,000

Regional Office - XII		733,000			733,000
Region XIII - Caraga		1,266,000			1,266,000

Regional Office - XIII		1,266,000			1,266,000
Projects and Investments Evaluation	3,661,000	5,505,000			9,166,000

National Capital Region (NCR)	3,661,000	5,505,000			9,166,000

Central Office	3,661,000	5,505,000			9,166,000
MARKET AND PRODUCT DEVELOPMENT PROGRAM	17,908,000	922,557,000	2,500,000	10,950,000	953,915,000

Market and Product Development	17,908,000	613,982,000	1,500,000	10,950,000	644,340,000

National Capital Region (NCR)	17,908,000	387,813,000	1,500,000		407,221,000

Central Office	17,908,000	367,178,000	1,500,000		386,586,000
Regional Office - NCR		20,635,000			20,635,000
Region I - Ilocos		12,364,000		8,000,000	20,364,000

Regional Office - I		12,364,000		8,000,000	20,364,000
Cordillera Administrative Region (CAR)		21,530,000			21,530,000

Regional Office - CAR		21,530,000			21,530,000
Region II - Cagayan Valley		8,538,000			8,538,000

Regional Office - II		8,538,000			8,538,000
Region III - Central Luzon		15,213,000			15,213,000

Regional Office - III		15,213,000			15,213,000
Region IVA - CALABARZON		20,333,000			20,333,000

Regional Office - IVA		20,333,000			20,333,000
Region IVB - MIMAROPA		12,993,000			12,993,000

Regional Office - IVB		12,993,000			12,993,000
Region V - Bicol		13,702,000			13,702,000

Regional Office - V		13,702,000			13,702,000
Region VI - Western Visayas		16,784,000			16,784,000

Regional Office - VI		16,784,000			16,784,000

JANUARY 3, 2022	OFFICIAL GAZETTE	343
DEPARTMENT OF TOURISM

Region VII - Central Visayas				17,794,000						17,794,000

Regional Office - VII				17,794,000						17,794,000
Region VIII - Eastern Visayas				15,692,000				250,000		15,942,000

Regional Office - VIII				15,692,000				250,000		15,942,000
Region IX - Zamboanga Peninsula				17,373,000				1,200,000		18,573,000

Regional Office - IX				17,373,000				1,200,000		18,573,000
Region X - Northern Mindanao				12,342,000						12,342,000

Regional Office - X				12,342,000						12,342,000
Region XI - Davao				18,287,000						18,287,000

Regional Office - XI				18,287,000						18,287,000
Region XII - SOCCSKSARGEN				10,382,000				1,500,000		11,882,000

Regional Office - XII				10,382,000				1,500,000		11,882,000
Region XIII - Caraga				12,842,000						12,842,000

Regional Office - XIII				12,842,000						12,842,000
Project(s)
Locally-Funded Project(s)				308,575,000		1,000,000				309,575,000

Branding Campaign Program				308,575,000		1,000,000				309,575,000

National Capital Region (NCR)				308,575,000		1,000,000				309,575,000

Central Office				308,575,000		1,000,000				309,575,000

Sub-total, Operations		188,288,000		1,311,316,000		2,570,000		23,719,000		1,525,893,000

TOTAL NEW APPROPRIATIONS	₱	616,112,000	₱	1,812,091,000	₱	3,580,000	₱	51,819,000	₱	2,483,602,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	322,172

Total Permanent Positions	322,172

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Other Compensation Common to All
Personnel Economic Relief Allowance	13,392
Representation Allowance	6,348
Transportation Allowance	5,508
Clothing and Uniform Allowance	3,348
Mid-Year Bonus - Civilian	26,848
Year End Bonus	26,848
Cash Gift	2,790
Productivity Enhancement Incentive	2,790
Step Increment	808

Total Other Compensation Common to All	88,680

Other Compensation for Specific Groups
Overseas Allowance	193,277

Total Other Compensation for Specific Groups	193,277

Other Benefits
PAG-IBIG Contributions	668
PhilHealth Contributions	4,800
Employees Compensation Insurance Premiums	668
Loyalty Award - Civilian	230
Terminal Leave	883

Total Other Benefits	7,249

Non-Permanent Positions	4,734

Total Personnel Services	616,112

Maintenance and Other Operating Expenses
Travelling Expenses	108,876
Training and Scholarship Expenses	142,891
Supplies and Materials Expenses	80,595
Utility Expenses	28,654
Communication Expenses	45,532
Awards/Rewards and Prizes	4,032
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	7,372
Professional Services	516,235
General Services	39,639
Repairs and Maintenance	8,615
Financial Assistance/Subsidy	3,242
Taxes, Insurance Premiums and Other Fees	2,854
Labor and Wages	1
Other Maintenance and Operating Expenses
Advertising Expenses	357,878
Printing and Publication Expenses	26,269
Representation Expenses	177,053
Transportation and Delivery Expenses	4,917
Rent/Lease Expenses	233,279
Membership Dues and Contributions to Organizations	192

JANUARY 3, 2022	OFFICIAL GAZETTE	345
DEPARTMENT OF TOURISM

Subscription Expenses	19,425
Donations	2,613
Other Maintenance and Operating Expenses	1,927

Total Maintenance and Other Operating Expenses	1,812,091

Financial Expenses
Bank Charges	3,580

Total Financial Expenses	3,580

Total Current Operating Expenditures	2,431,783

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	20,500
Machinery and Equipment Outlay	8,334
Transportation Equipment Outlay	13,565
Furniture, Fixtures and Books Outlay	7,920
Intangible Assets Outlay	1,500

Total Capital Outlays	51,819

TOTAL NEW APPROPRIATIONS	2,483,602

B. INTRAMUROS ADMINISTRATION

For general administration and support, support to operations, and operations, as indicated hereunder	₱	60,250,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	15,267,000	₱	5,429,000		₱	20,696,000
Support to Operations		4,333,000		1,702,000			6,035,000
Operations		18,391,000		15,128,000			33,519,000

INTRAMUROS PROPERTY CONSERVATION AND DEVELOPMENT PROGRAM		5,484,000		10,448,000			15,932,000
INTRAMUROS COMMERCIAL PROPERTY LEASING PROGRAM		4,764,000		178,000			4,942,000
INTRAMUROS TOURISM PROMOTIONS PROGRAM		2,432,000		1,295,000			3,727,000
INTRAMUROS REGULATORY PROGRAM		5,711,000		3,207,000			8,918,000

TOTAL NEW APPROPRIATIONS	₱	37,991,000	₱	22,259,000		₱	60,250,000

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Special Provision(s)

1. Revolving Fund for the Operations of Intramuros Administration. The revolving fund constituted from the revenues generated from operations and commercial transactions of the Intramuros Administration (IA) shall be used for expenses incurred in such commercial operations, including minor repairs of buildings and other structures and facilities used directly in its commercial operations, subject to the provisions of P.D. No. 1616, and National Budget Circular No. 377 dated August 27, 1984.

Disbursements or expenditures by the IA in violation of the above requirement shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishment shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	14,970,000	₱	5,429,000		₱	20,399,000
Administration of Personnel Benefits		297,000					297,000

Sub-total, General Administration and Support		15,267,000		5,429,000			20,696,000

Support to Operations Planning		4,333,000		1,702,000			6,035,000

Sub-total, Support to Operations		4,333,000		1,702,000			6,035,000

Operations
Cultural heritage conserved		10,248,000		10,626,000			20,874,000

INTRAMUROS PROPERTY CONSERVATION AND DEVELOPMENT PROGRAM		5,484,000		10,448,000			15,932,000

Cultural properties conservation		5,484,000		10,448,000			15,932,000
INTRAMUROS COMMERCIAL PROPERTY LEASING PROGRAM		4,764,000		178,000			4,942,000

Business Management		4,764,000		178,000			4,942,000
Tourism development promoted and visitor experience enriched		8,143,000		4,502,000			12,645,000

INTRAMUROS TOURISM PROMOTIONS PROGRAM		2,432,000		1,295,000			3,727,000

Tourism marketing and promotions		2,432,000		1,295,000			3,727,000
INTRAMUROS REGULATORY PROGRAM		5,711,000		3,207,000			8,918,000

JANUARY 3, 2022	OFFICIAL GAZETTE	347
DEPARTMENT OF TOURISM

Urban Planning and Community Development		5,711,000		3,207,000		8,918,000

Sub-total, Operations		18,391,000		15,128,000		33,519,000

TOTAL NEW APPROPRIATIONS	₱	37,991,000	₱	22,259,000	₱	60,250,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	28,836

Total Permanent Positions	28,836

Other Compensation Common to All
Personnel Economic Relief Allowance	1,344
Representation Allowance	492
Transportation Allowance	492
Clothing and Uniform Allowance	336
Mid-Year Bonus - Civilian	2,403
Year End Bonus	2,403
Cash Gift	280
Per Diem	144
Productivity Enhancement Incentive	280
Step Increment	72

Total Other Compensation Common to All	8,246

Other Benefits
PAG-IBIG Contributions	68
PhilHealth Contributions	451
Employees Compensation Insurance Premiums	68
Loyalty Award - Civilian	25
Terminal Leave	297

Total Other Benefits	909

Total Personnel Services	37,991

Maintenance and Other Operating Expenses
Travelling Expenses	730
Training and Scholarship Expenses	980
Supplies and Materials Expenses	2,570
Utility Expenses	3,535
Communication Expenses	743
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	6,447

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General Services	2,200
Repairs and Maintenance	3,515
Taxes, Insurance Premiums and Other Fees	241
Other Maintenance and Operating Expenses
Advertising Expenses	515
Printing and Publication Expenses	35
Representation Expenses	250
Rent/Lease Expenses	200
Subscription Expenses	100

Total Maintenance and Other Operating Expenses	22,259

Total Current Operating Expenditures	60,250

TOTAL NEW APPROPRIATIONS	60,250

C. NATIONAL PARKS DEVELOPMENT COMMITTEE

For general administration and support, and operations, as indicated hereunder	₱	198,058,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	28,346,000	₱	12,486,000		₱	40,832,000
Operations		36,450,000		120,776,000			157,226,000

PARKS MANAGEMENT PROGRAM		29,431,000		107,071,000			136,502,000
CULTURAL AND EVENTS PROGRAM		7,019,000		13,705,000			20,724,000

TOTAL NEW APPROPRIATIONS	₱	64,796,000	₱	133,262,000		₱	198,058,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishment shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support

JANUARY 3, 2022	OFFICIAL GAZETTE	349
DEPARTMENT OF TOURISM

General Management and Supervision	₱	27,974,000	₱	12,486,000	₱	40,460,000
Administration of Personnel Benefits		372,000				372,000

Sub-total, General Administration and Support		28,346,000		12,486,000		40,832,000

Operations
National Parks preserved and developed		29,431,000		107,071,000		136,502,000

PARKS MANAGEMENT PROGRAM		29,431,000		107,071,000		136,502,000

Development, beautification, preservation and maintenance of the Rizal Park and satellite parks		29,431,000		80,918,000		110,349,000
Provision of park security services				26,153,000		26,153,000
Visitor experience enriched		7,019,000		13,705,000		20,724,000

CULTURAL AND EVENTS PROGRAM		7,019,000		13,705,000		20,724,000

Promotion of arts and cultural activities in the parks		7,019,000		13,705,000		20,724,000

Sub-total, Operations		36,450,000		120,776,000		157,226,000

TOTAL NEW APPROPRIATIONS	₱	64,796,000	₱	133,262,000	₱	198,058,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	47,831

Total Permanent Positions	47,831

Other Compensation Common to All
Personnel Economic Relief Allowance	3,792
Representation Allowance	510
Transportation Allowance	510
Clothing and Uniform Allowance	948
Mid-Year Bonus - Civilian	3,986
Year End Bonus	3,986
Cash Gift	790
Productivity Enhancement Incentive	790
Step Increment	119

Total Other Compensation Common to All	15,431

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GENERAL APPROPRIATIONS ACT, FY 2022

Other Benefits
PAG-IBIG Contributions	190
PhilHealth Contributions	782
Employees Compensation Insurance Premiums	190
Terminal Leave	372

Total Other Benefits	1,534

Total Personnel Services	64,796

Maintenance and Other Operating Expenses
Travelling Expenses	1,010
Training and Scholarship Expenses	1,551
Supplies and Materials Expenses	13,013
Utility Expenses	24,800
Communication Expenses	1,935
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	300
Professional Services	21,361
General Services	44,394
Repairs and Maintenance	22,390
Taxes, Insurance Premiums and Other Fees	1,206
Labor and Wages	150
Other Maintenance and Operating Expenses
Advertising Expenses	100
Representation Expenses	650
Rent/Lease Expenses	344
Subscription Expenses	58

Total Maintenance and Other Operating Expenses	133,262

Total Current Operating Expenditures	198,058

TOTAL NEW APPROPRIATIONS	198,058

JANUARY 3, 2022	OFFICIAL GAZETTE	351
DEPARTMENT OF TOURISM

GENERAL SUMMARY

DEPARTMENT OF TOURISM

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	616,112,000	₱	1,812,091,000	₱	3,580,000		51,819,000	₱	2,483,602,000
B. INTRAMUROS ADMINISTRATION		37,991,000		22,259,000						60,250,000
C. NATIONAL PARKS DEVELOPMENT COMMITTEE		64,796,000		133,262,000						198,058,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF TOURISM	₱	718,899,000	₱	1,967,612,000	₱	3,580,000	₱	51,819,000	₱	2,741,910,000

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XXIV. DEPARTMENT OF TRADE AND INDUSTRY

A. OFFICE OF THE SECRETARY

For general administration and support, and operations, including locally-funded and foreign-assisted project(s), as indicated herunder	₱	6,683,680,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	543,737,000	₱	737,822,000	₱		₱	70,279,000	₱	1,351,838,000
Operations		1,462,046,000		3,794,610,000		4,915,000		70,271,000		5,331,842,000

EXPORTS AND INVESTMENTS DEVELOPMENT PROGRAM		400,694,000		385,406,000		4,365,000				790,465,000
INDUSTRY DEVELOPMENT PROGRAM		253,612,000		252,535,000		550,000				506,697,000
MSME DEVELOPMENT PROGRAM		430,190,000		2,984,806,000				70,271,000		3,485,267,000
CONSUMER PROTECTION PROGRAM		362,728,000		103,156,000						465,884,000
CONSUMER EDUCATION AND ADVOCACY PROGRAM		14,822,000		68,707,000						83,529,000

TOTAL NEW APPROPRIATIONS	₱	2,005,783,000	₱	4,532,432,000	₱	4,915,000	₱	140,550,000	₱	6,683,680,000

Special Provision(s)

1. Micro, Small and Medium Enterprise Development Council Fund. In addition to the amounts appropriated herein, Twenty One Million Three Hundred Twenty One Thousand Pesos (P21,321,000) shall be used for the development of the Micro, Small and Medium Enterprises (MSMEs) sector sourced from ninety percent (90%) of the total penalties collected by the BSP from lending institutions, constituted into the MSME Development Council Fund in accordance with Section 20 of R.A. No. 9501.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Remedies Fund. In addition to the amounts appropriated herein, Two Million One Hundred Thousand Pesos (P2,100,000) shall be used for the implementation of remedies or safeguard measures for the protection of the domestic industries and producers from increased imports which cause or threaten to cause serious injury to the local industry, sourced from fifty percent (50%) of the revenues collected from fees, charges, and safeguard duties, constituted into the Remedies Fund in accordance with Section 34 of R.A. No. 8800.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

3. Fees and Other Receipts of the Intellectual Property Office of the Philippines. The income of the Intellectual Property Office of the Philippines (IPOPHIL) shall be used for its operational requirements, including acquisition of office space and equipment, upgrading of facilities, and human resource development sourced from fees, fines, royalties, and other charges in accordance with Section 14.1 of R.A. No. 8293, as amended.

Disbursements or expenditures by the IPOPHIL in violation of the above requirement shall render any disbursement from said income void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

4. Comprehensive Agrarian Reform Program. The amount of One Hundred Twenty One Million One Hundred Ninety Four Thousand Pesos (121,194,000) appropriated herein shall be used in support of the Program Beneficiaries Development component of the Comprehensive Agrarian Reform Program.

5. Implementation of Shared Service Facilities. The amount of Seventy Eight Million One Hundred Thirty Two Thousand Pesos (P78,132,000) appropriated herein for the implementation of the Shared Service Facilities (SSF) shall be used for projects that aim to improve the quality and productivity of MSMEs. Its implementation shall be primarily based on priority industry clusters identified by the DTI in consultation with key stakeholders.

Upon the procurement of the equipment for the SSF, the DTI shall turn over the management thereof to the Cooperators, which shall commit to shoulder

JANUARY 3, 2022	OFFICIAL GAZETTE	353
DEPARTMENT OF TRADE AND INDUSTRY

maintenance and repair costs upon acceptance thereof. After the period of two years, the DTI may either: (i) transfer ownership of the SSF to the Cooperators that demonstrated successful management of the facilities; (ii) extend the usufruct period for another two years if the Cooperator needs additional period to establish the successful operation of the SSF; or (iii) transfer the management of the SSF equipment to another Cooperator for failure to secure, operate, properly maintain, or repair the SSF equipment upon acceptance.

6. Negosyo Centers. The amount of Five Hundred Fifty Eight Million One Hundred Eight Thousand Pesos (P558,108,000) appropriated herein shall be used for the establishment and management of Negosyo Centers in accordance with Section 3 of R.A. No. 10644. All existing similar activities undertaken by the DTI shall now be implemented by the Negosyo Centers.

7. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

8. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	490,252,000	₱	737,822,000	₱	70,279,000	₱	1,298,353,000

National Capital Region (NCR)		256,007,000		567,866,000		70,279,000		894,152,000

Central Office		256,007,000		567,866,000		70,279,000		894,152,000
Region I - Ilocos		14,542,000		13,389,000				27,931,000

Regional Office - I		14,542,000		13,389,000				27,931,000
Cordillera Administrative Region (CAR)		22,380,000		9,361,000				31,741,000

Regional Office - CAR		22,380,000		9,361,000				31,741,000
Region II - Cagayan Valley		16,000,000		8,790,000				24,790,000

Regional Office - II		16,000,000		8,790,000				24,790,000
Region III - Central Luzon		13,944,000		9,351,000				23,295,000

Regional Office - III		13,944,000		9,351,000				23,295,000
Region IVA - CALABARZON		27,930,000		16,978,000				44,908,000

Regional Office - IVA		27,930,000		16,978,000				44,908,000
Region IVB - MIMAROPA		13,046,000		5,158,000				18,204,000

Regional Office - IVB		13,046,000		5,158,000				18,204,000
Region V - Bicol		13,276,000		10,550,000				23,826,000

Regional Office - V		13,276,000		10,550,000				23,826,000

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GENERAL APPROPRIATIONS ACT, FY 2022

Region VI - Western Visayas	19,530,000	14,389,000			33,919,000

Regional Office - VI	19,530,000	14,389,000			33,919,000
Region VII - Central Visayas	11,114,000	16,281,000			27,395,000

Regional Office - VII	11,114,000	16,281,000			27,395,000
Region VIII - Eastern Visayas	12,460,000	4,386,000			16,846,000

Regional Office - VIII	12,460,000	4,386,000			16,846,000
Region IX - Zamboanga Peninsula	19,217,000	11,705,000			30,922,000

Regional Office - IX	19,217,000	11,705,000			30,922,000
Region X - Northern Mindanao	11,354,000	15,173,000			26,527,000

Regional Office - X	11,354,000	15,173,000			26,527,000
Region XI - Davao	11,919,000	10,673,000			22,592,000

Regional Office - XI	11,919,000	10,673,000			22,592,000
Region XII - SOCCSKSARGEN	6,931,000	12,521,000			19,452,000

Regional Office - XII	6,931,000	12,521,000			19,452,000
Region XIII - Caraga	20,602,000	11,251,000			31,853,000

Regional Office - XIII	20,602,000	11,251,000			31,853,000
Administration of Personnel Benefits	53,485,000				53,485,000

National Capital Region (NCR)	53,485,000				53,485,000

Central Office	53,485,000				53,485,000

Sub-total, General Administration and Support	543,737,000	737,822,000		70,279,000	1,351,838,000

Operations
Exports and investments increased	400,694,000	385,406,000	4,365,000		790,465,000

EXPORTS AND INVESTMENTS DEVELOPMENT PROGRAM	400,694,000	385,406,000	4,365,000		790,465,000

Formulation of strategic plans, programs and policies on exports and investments		15,209,000			15,209,000

National Capital Region (NCR)		15,209,000			15,209,000

Central Office		15,209,000			15,209,000
Development, facilitation, and promotion of exports and investments, domestic and foreign	400,694,000	370,197,000	4,365,000		775,256,000

JANUARY 3, 2022	OFFICIAL GAZETTE	355
DEPARTMENT OF TRADE AND INDUSTRY

National Capital Region (NCR)	240,539,000	335,542,000	4,365,000	580,446,000

Central Office	240,539,000	335,542,000	4,365,000	580,446,000
Region I - Ilocos	4,260,000	878,000		5,138,000

Regional Office - I	4,260,000	878,000		5,138,000
Cordillera Administrative Region (CAR)	15,408,000	521,000		15,929,000

Regional Office - CAR	15,408,000	521,000		15,929,000
Region II - Cagayan Valley	14,951,000	2,370,000		17,321,000

Regional Office - II	14,951,000	2,370,000		17,321,000
Region III - Central Luzon	22,391,000	825,000		23,216,000

Regional Office - III	22,391,000	825,000		23,216,000
Region IVA - CALABARZON	3,944,000	2,449,000		6,393,000

Regional Office - IVA	3,944,000	2,449,000		6,393,000
Region IVB - MIMAROPA	7,305,000	1,646,000		8,951,000

Regional Office - IVB	7,305,000	1,646,000		8,951,000
Region V - Bicol	10,512,000	2,898,000		13,410,000

Regional Office - V	10,512,000	2,898,000		13,410,000
Region VI - Western Visayas	4,402,000	849,000		5,251,000

Regional Office - VI	4,402,000	849,000		5,251,000
Region VII - Central Visayas	14,561,000	2,524,000		17,085,000

Regional Office - VII	14,561,000	2,524,000		17,085,000
Region VIII - Eastern Visayas	17,962,000	3,508,000		21,470,000

Regional Office - VIII	17,962,000	3,508,000		21,470,000
Region IX - Zamboanga Peninsula	6,833,000	5,078,000		11,911,000

Regional Office - IX	6,833,000	5,078,000		11,911,000
Region X - Northern Mindanao	8,032,000	1,421,000		9,453,000

Regional Office - X	8,032,000	1,421,000		9,453,000
Region XI - Davao	10,897,000	3,422,000		14,319,000

Regional Office - XI	10,897,000	3,422,000		14,319,000
Region XII - SOCCSKSARGEN	11,746,000	3,047,000		14,793,000

Regional Office - XII	11,746,000	3,047,000		14,793,000

356	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region XIII - Caraga	6,951,000	3,219,000		10,170,000

Regional Office - XIII	6,951,000	3,219,000		10,170,000
Industries developed	253,612,000	252,535,000	550,000	506,697,000

INDUSTRY DEVELOPMENT PROGRAM	253,612,000	252,535,000	550,000	506,697,000

Formulation of strategic plans, programs, and policies to develop competitive industries	214,172,000	196,212,000	550,000	410,934,000

National Capital Region (NCR)	130,967,000	148,442,000	550,000	279,959,000

Central Office	130,967,000	148,442,000	550,000	279,959,000
Region I - Ilocos		1,991,000		1,991,000

Regional Office - I		1,991,000		1,991,000
Cordillera Administrative Region (CAR)	693,000	5,507,000		6,200,000

Regional Office - CAR	693,000	5,507,000		6,200,000
Region II - Cagayan Valley		1,867,000		1,867,000

Regional Office - II		1,867,000		1,867,000
Region III - Central Luzon	7,595,000	2,246,000		9,841,000

Regional Office - III	7,595,000	2,246,000		9,841,000
Region IVA - CALABARZON	8,632,000	3,064,000		11,696,000

Regional Office - IVA	8,632,000	3,064,000		11,696,000
Region IVB - MIMAROPA	3,378,000	796,000		4,174,000

Regional Office - IVB	3,378,000	796,000		4,174,000
Region V - Bicol	7,715,000	3,841,000		11,556,000

Regional Office - V	7,715,000	3,841,000		11,556,000
Region VI - Western Visayas		3,104,000		3,104,000

Regional Office - VI		3,104,000		3,104,000
Region VII - Central Visayas	3,991,000	3,462,000		7,453,000

Regional Office - VII	3,991,000	3,462,000		7,453,000
Region VIII - Eastern Visayas	2,400,000	796,000		3,196,000

Regional Office - VIII	2,400,000	796,000		3,196,000
Region IX - Zamboanga Peninsula	10,470,000	2,993,000		13,463,000

Regional Office - IX	10,470,000	2,993,000		13,463,000

JANUARY 3, 2022	OFFICIAL GAZETTE	357
DEPARTMENT OF TRADE AND INDUSTRY

Region X - Northern Mindanao	6,685,000	5,489,000		12,174,000

Regional Office - X	6,685,000	5,489,000		12,174,000
Region XI - Davao	10,182,000	4,817,000		14,999,000

Regional Office - XI	10,182,000	4,817,000		14,999,000
Region XII - SOCCSKSARGEN	12,337,000	3,085,000		15,422,000

Regional Office - XII	12,337,000	3,085,000		15,422,000
Region XIII - Caraga	9,127,000	4,712,000		13,839,000

Regional Office - XIII	9,127,000	4,712,000		13,839,000
Promotion of competitiveness through administration of awards program, voluntary certification and accreditation programs	39,440,000	47,087,000		86,527,000

National Capital Region (NCR)	39,440,000	47,087,000		86,527,000

Central Office	39,440,000	47,087,000		86,527,000
Project(s)
Locally-Funded Project(s)		9,236,000		9,236,000

Go Lokal		9,236,000		9,236,000

National Capital Region (NCR)		9,236,000		9,236,000

Central Office		9,236,000		9,236,000
MSMEs assisted and developed	430,190,000	2,984,806,000	70,271,000	3,485,267,000

MSME DEVELOPMENT PROGRAM	430,190,000	2,984,806,000	70,271,000	3,485,267,000

Formulation of strategic plans, programs, and policies on MSME development	6,772,000	5,038,000		11,810,000

National Capital Region (NCR)	6,772,000	5,038,000		11,810,000

Central Office	6,772,000	5,038,000		11,810,000
Implementation of the MSME Development Plan and other initiatives to promote the growth of Micro,
Small and Medium Enterprises	333,896,000	262,975,000		596,871,000

National Capital Region (NCR)	78,097,000	100,187,000		178,284,000

Central Office	78,097,000	100,187,000		178,284,000
Region I - Ilocos	33,255,000	8,662,000		41,917,000

Regional Office - I	33,255,000	8,662,000		41,917,000

358	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Cordillera Administrative Region (CAR)	15,002,000	13,185,000	28,187,000

Regional Office - CAR	15,002,000	13,185,000	28,187,000
Region II - Cagayan Valley	13,089,000	11,893,000	24,982,000

Regional Office - II	13,089,000	11,893,000	24,982,000
Region III - Central Luzon	24,475,000	16,461,000	40,936,000

Regional Office - III	24,475,000	16,461,000	40,936,000
Region IVA - CALABARZON	15,933,000	9,004,000	24,937,000

Regional Office - IVA	15,933,000	9,004,000	24,937,000
Region IVB - MIMAROPA	18,363,000	12,171,000	30,534,000

Regional Office - IVB	18,363,000	12,171,000	30,534,000
Region V - Bicol	25,419,000	8,459,000	33,878,000

Regional Office - V	25,419,000	8,459,000	33,878,000
Region VI - Western Visayas	16,813,000	10,984,000	27,797,000

Regional Office - VI	16,813,000	10,984,000	27,797,000
Region VII - Central Visayas	19,167,000	11,711,000	30,878,000

Regional Office - VII	19,167,000	11,711,000	30,878,000
Region VIII - Eastern Visayas	14,782,000	10,440,000	25,222,000

Regional Office - VIII	14,782,000	10,440,000	25,222,000
Region IX - Zamboanga Peninsula	8,070,000	10,099,000	18,169,000

Regional Office - IX	8,070,000	10,099,000	18,169,000
Region X - Northern Mindanao	12,705,000	9,210,000	21,915,000

Regional Office - X	12,705,000	9,210,000	21,915,000
Region XI - Davao	18,328,000	14,171,000	32,499,000

Regional Office - XI	18,328,000	14,171,000	32,499,000
Region XII - SOCCSKSARGEN	10,168,000	8,203,000	18,371,000

Regional Office - XII	10,168,000	8,203,000	18,371,000
Region XIII - Caraga	10,230,000	8,135,000	18,365,000

Regional Office - XIII	10,230,000	8,135,000	18,365,000
For the requirements of the Program Beneficiaries Development Component of the Comprehensive Agrarian Reform Program	89,522,000	31,672,000	121,194,000

JANUARY 3, 2022	OFFICIAL GAZETTE	359
DEPARTMENT OF TRADE AND INDUSTRY

National Capital Region (NCR)	89,522,000	31,672,000	121,194,000

Central Office	89,522,000	31,672,000	121,194,000
Project(s)
Locally - Funded Project(s)		1,930,738,000	1,930,738,000

Establishment of Negosyo Centers		558,108,000	558,108,000

National Capital Region (NCR)		23,348,000	23,348,000

Central Office		23,348,000	23,348,000
Region I - Ilocos		26,290,000	26,290,000

Regional Office - I		26,290,000	26,290,000
Cordillera Administrative Region (CAR)		27,550,000	27,550,000

Regional Office - CAR		27,550,000	27,550,000
Region II - Cagayan Valley		34,235,000	34,235,000

Regional Office - II		34,235,000	34,235,000
Region III - Central Luzon		43,514,000	43,514,000

Regional Office - III		43,514,000	43,514,000
Region IVA - CALABARZON		52,310,000	52,310,000

Regional Office - IVA		52,310,000	52,310,000
Region IVB - MIMAROPA		25,700,000	25,700,000

Regional Office - IVB		25,700,000	25,700,000
Region V - Bicol		40,924,000	40,924,000

Regional Office - V		40,924,000	40,924,000
Region VI - Western Visayas		48,072,000	48,072,000

Regional Office - VI		48,072,000	48,072,000
Region VII - Central Visayas		36,256,000	36,256,000

Regional Office - VII		36,256,000	36,256,000
Region VIII - Eastern Visayas		47,842,000	47,842,000

Regional Office - VIII		47,842,000	47,842,000
Region IX - Zamboanga Peninsula		25,153,000	25,153,000

Regional Office - IX		25,153,000	25,153,000

360	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region X - Northern Mindanao	39,280,000	39,280,000

Regional Office - X	39,280,000	39,280,000
Region XI - Davao	31,681,000	31,681,000

Regional Office - XI	31,681,000	31,681,000
Region XII - SOCCSKSARGEN	27,351,000	27,351,000

Regional Office - XII	27,351,000	27,351,000
Region XIII - Caraga	28,602,000	28,602,000

Regional Office - XIII	28,602,000	28,602,000
OTOP: Next Generation	91,498,000	91,498,000

National Capital Region (NCR)	14,427,000	14,427,000

Central Office	14,427,000	14,427,000
Region I - Ilocos	3,854,000	3,854,000

Regional Office - I	3,854,000	3,854,000
Cordillera Administrative Region (CAR)	6,590,000	6,590,000

Regional Office - CAR	6,590,000	6,590,000
Region II - Cagayan Valley	4,791,000	4,791,000

Regional Office - II	4,791,000	4,791,000
Region III - Central Luzon	4,892,000	4,892,000

Regional Office - III	4,892,000	4,892,000
Region IVA - CALABARZON	5,989,000	5,989,000

Regional Office - IVA	5,989,000	5,989,000
Region IVB - MIMAROPA	5,796,000	5,796,000

Regional Office - IVB	5,796,000	5,796,000
Region V - Bicol	4,653,000	4,653,000

Regional Office - V	4,653,000	4,653,000
Region VI - Western Visayas	3,983,000	3,983,000

Regional Office - VI	3,983,000	3,983,000
Region VII - Central Visayas	4,781,000	4,781,000

Regional Office - VII	4,781,000	4,781,000

JANUARY 3, 2022	OFFICIAL GAZETTE	361
DEPARTMENT OF TRADE AND INDUSTRY

Region VIII - Eastern Visayas	4,192,000	4,192,000

Regional Office - VIII	4,192,000	4,192,000
Region IX - Zamboanga Peninsula	5,552,000	5,552,000

Regional Office - IX	5,552,000	5,552,000
Region X - Northern Mindanao	4,743,000	4,743,000

Regional Office - X	4,743,000	4,743,000
Region XI - Davao	4,781,000	4,781,000

Regional Office - XI	4,781,000	4,781,000
Region XII - SOCCSKSARGEN	5,580,000	5,580,000

Regional Office - XII	5,580,000	5,580,000
Region XIII - Caraga	6,894,000	6,894,000

Regional Office - XIII	6,894,000	6,894,000
Shared Service Facilities (SSF) Project	78,132,000	78,132,000

National Capital Region (NCR)	9,988,000	9,988,000

Central Office	9,988,000	9,988,000
Region I - Ilocos	5,420,000	5,420,000

Regional Office - I	5,420,000	5,420,000
Cordillera Administrative Region (CAR)	4,012,000	4,012,000

Regional Office - CAR	4,012,000	4,012,000
Region II - Cagayan Valley	6,790,000	6,790,000

Regional Office - II	6,790,000	6,790,000
Region III - Central Luzon	6,101,000	6,101,000

Regional Office - III	6,101,000	6,101,000
Region IVA - CALABARZON	4,163,000	4,163,000

Regional Office - IVA	4,163,000	4,163,000
Region IVB - MIMAROPA	3,235,000	3,235,000

Regional Office - IVB	3,235,000	3,235,000
Region V - Bicol	4,097,000	4,097,000

Regional Office - V	4,097,000	4,097,000

362	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region VI - Western Visayas	4,205,000	4,205,000

Regional Office - VI	4,205,000	4,205,000
Region VII - Central Visayas	3,999,000	3,999,000

Regional Office - VII	3,999,000	3,999,000
Region VIII - Eastern Visayas	3,973,000	3,973,000

Regional Office - VIII	3,973,000	3,973,000
Region IX - Zamboanga Peninsula	3,956,000	3,956,000

Regional Office - IX	3,956,000	3,956,000
Region X - Northern Mindanao	5,148,000	5,148,000

Regional Office - X	5,148,000	5,148,000
Region XI - Davao	4,837,000	4,837,000

Regional Office - XI	4,837,000	4,837,000
Region XII - SOCCSKSARGEN	3,792,000	3,792,000

Regional Office - XII	3,792,000	3,792,000
Region XIII - Caraga	4,416,000	4,416,000

Regional Office - XIII	4,416,000	4,416,000
Livelihood Seeding Program and Negosyo Serbisyo sa Barangay (LSP-NSB)	203,000,000	203,000,000

National Capital Region	2,317,000	2,317,000

Central Office	2,317,000	2,317,000
Region I - Ilocos	12,011,000	12,011,000

Regional Office - I	12,011,000	12,011,000
Cordillera Administrative Region (CAR)	11,481,000	11,481,000

Regional Office - CAR	11,481,000	11,481,000
Region II - Cagayan Valley	9,159,000	9,159,000

Regional Office - II	9,159,000	9,159,000
Region III - Central Luzon	5,115,000	5,115,000

Regional Office - III	5,115,000	5,115,000
Region IVA - CALABARZON	14,400,000	14,400,000

Regional Office - IVA	14,400,000	14,400,000

JANUARY 3, 2022	OFFICIAL GAZETTE	363
DEPARTMENT OF TRADE AND INDUSTRY

Region IVB - MIMAROPA	4,651,000	4,651,000

Regional Office - IVB	4,651,000	4,651,000
Region V - Bicol	16,059,000	16,059,000

Regional Office - V	16,059,000	16,059,000
Region VI - Western Visayas	18,049,000	18,049,000

Regional Office - VI	18,049,000	18,049,000
Region VII - Central Visayas	20,702,000	20,702,000

Regional Office - VII	20,702,000	20,702,000
Region VIII - Eastern Visayas	35,628,000	35,628,000

Regional Office - VIII	35,628,000	35,628,000
Region IX - Zamboanga Peninsula	11,017,000	11,017,000

Regional Office - IX	11,017,000	11,017,000
Region X - Northern Mindanao	14,002,000	14,002,000

Regional Office - X	14,002,000	14,002,000
Region XI - Davao	6,575,000	6,575,000

Regional Office - XI	6,575,000	6,575,000
Region XII - SOCCSKSARGEN	13,206,000	13,206,000

Regional Office - XII	13,206,000	13,206,000
Region XIII - Caraga	8,628,000	8,628,000

Regional Office - XIII	8,628,000	8,628,000
Pangkabuhayan sa Pagbangon at Ginhawa	1,000,000,000	1,000,000,000

National Capital Region (NCR)	184,768,000	184,768,000

Central Office	184,768,000	184,768,000
Region I - Ilocos	73,440,000	73,440,000

Regional Office - I	73,440,000	73,440,000
Cordillera Administrative Region (CAR)	45,216,000	45,216,000

Regional Office - CAR	45,216,000	45,216,000
Region II - Cagayan Valley	41,528,000	41,528,000

Regional Office - II	41,528,000	41,528,000

364	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region III - Central Luzon	76,992,000		76,992,000

Regional Office - III	76,992,000		76,992,000
Region IVA - CALABARZON	90,928,000		90,928,000

Regional Office - IVA	90,928,000		90,928,000
Region IVB - MIMAROPA	31,128,000		31,128,000

Regional Office - IVB	31,128,000		31,128,000
Region V - Bicol	87,616,000		87,616,000

Regional Office - V	87,616,000		87,616,000
Region VI - Western Visayas	53,516,000		53,516,000

Regional Office - VI	53,516,000		53,516,000
Region VII - Central Visayas	64,640,000		64,640,000

Regional Office - VII	64,640,000		64,640,000
Region VIII - Eastern Visayas	40,816,000		40,816,000

Regional Office - VIII	40,816,000		40,816,000
Region IX - Zamboanga Peninsula	35,428,000		35,428,000

Regional Office - IX	35,428,000		35,428,000
Region X - Northern Mindanao	65,428,000		65,428,000

Regional Office - X	65,428,000		65,428,000
Region XI - Davao	44,916,000		44,916,000

Regional Office - XI	44,916,000		44,916,000
Region XII - SOCCSKSARGEN	44,916,000		44,916,000

Regional Office - XII	44,916,000		44,916,000
Region XIII - Caraga	18,724,000		18,724,000

Regional Office - XIII	18,724,000		18,724,000
Foreign-Assisted Project(s)	754,383,000	70,271,000	824,654,000

Rural Agro-Enterprise Partnership for Inclusive Development (RAPID) Growth	754,383,000	70,271,000	824,654,000

Loan Proceeds	641,269,000	70,271,000	711,540,000

National Capital Region	641,269,000	70,271,000	711,540,000

Central Office	641,269,000	70,271,000	711,540,000

JANUARY 3, 2022	OFFICIAL GAZETTE	365
DEPARTMENT OF TRADE AND INDUSTRY

GOP Counterpart		113,114,000	113,114,000

National Capital Region		113,114,000	113,114,000

Central Office		113,114,000	113,114,000
Consumer welfare enhanced	377,550,000	171,863,000	549,413,000

CONSUMER PROTECTION PROGRAM	362,728,000	103,156,000	465,884,000

Formulation of strategic plans, programs, and policies on consumer protection		5,222,000	5,222,000

National Capital Region (NCR)		5,222,000	5,222,000

Central Office		5,222,000	5,222,000
Monitoring and enforcement of FTL including consumer complaints handling	177,105,000	59,033,000	236,138,000

National Capital Region (NCR)	22,718,000	39,377,000	62,095,000

Central Office	22,718,000	39,377,000	62,095,000
Region I - Ilocos	7,604,000	691,000	8,295,000

Regional Office - I	7,604,000	691,000	8,295,000
Cordillera Administrative Region (CAR)	10,303,000	2,075,000	12,378,000

Regional Office - CAR	10,303,000	2,075,000	12,378,000
Region II - Cagayan Valley	15,356,000	819,000	16,175,000

Regional Office - II	15,356,000	819,000	16,175,000
Region III - Central Luzon	16,203,000	2,152,000	18,355,000

Regional Office - III	16,203,000	2,152,000	18,355,000
Region IVA - CALABARZON	14,513,000	1,952,000	16,465,000

Regional Office - IVA	14,513,000	1,952,000	16,465,000
Region IVB - MIMAROPA	4,787,000	494,000	5,281,000

Regional Office - IVB	4,787,000	494,000	5,281,000
Region V - Bicol	10,053,000	701,000	10,754,000

Regional Office - V	10,053,000	701,000	10,754,000
Region VI - Western Visayas	11,615,000	1,177,000	12,792,000

Regional Office - VI	11,615,000	1,177,000	12,792,000
Region VII - Central Visayas	9,060,000	1,726,000	10,786,000

Regional Office - VII	9,060,000	1,726,000	10,786,000

366	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region VIII - Eastern Visayas	6,958,000	1,653,000	8,611,000

Regional Office - VIII	6,958,000	1,653,000	8,611,000
Region IX - Zamboanga Peninsula	11,329,000	707,000	12,036,000

Regional Office - IX	11,329,000	707,000	12,036,000
Region X - Northern Mindanao	7,446,000	1,973,000	9,419,000

Regional Office - X	7,446,000	1,973,000	9,419,000
Region XI - Davao	12,464,000	508,000	12,972,000

Regional Office - XI	12,464,000	508,000	12,972,000
Region XII - SOCCSKSARGEN	8,649,000	1,616,000	10,265,000

Regional Office - XII	8,649,000	1,616,000	10,265,000
Region XIII - Caraga	8,047,000	1,412,000	9,459,000

Regional Office - XIII	8,047,000	1,412,000	9,459,000
Accreditation and issuance of business licenses, permits registration and authorities	185,623,000	38,901,000	224,524,000

National Capital Region (NCR)	87,162,000	19,084,000	106,246,000

Central Office	87,162,000	19,084,000	106,246,000
Region I - Ilocos	4,368,000	1,592,000	5,960,000

Regional Office - I	4,368,000	1,592,000	5,960,000
Cordillera Administrative Region (CAR)	7,064,000		7,064,000

Regional Office - CAR	7,064,000		7,064,000
Region II - Cagayan Valley	10,827,000	1,061,000	11,888,000

Regional Office - II	10,827,000	1,061,000	11,888,000
Region III - Central Luzon	9,054,000	3,984,000	13,038,000

Regional Office - III	9,054,000	3,984,000	13,038,000
Region IVA - CALABARZON	9,299,000	2,627,000	11,926,000

Regional Office - IVA	9,299,000	2,627,000	11,926,000
Region IVB - MIMAROPA	5,770,000	569,000	6,339,000

Regional Office - IVB	5,770,000	569,000	6,339,000
Region V - Bicol	8,346,000	400,000	8,746,000

Regional Office - V	8,346,000	400,000	8,746,000

JANUARY 3, 2022	OFFICIAL GAZETTE	367
DEPARTMENT OF TRADE AND INDUSTRY

Region VI - Western Visayas	3,447,000	1,172,000	4,619,000

Regional Office - VI	3,447,000	1,172,000	4,619,000
Region VII - Central Visayas	8,276,000	1,192,000	9,468,000

Regional Office - VII	8,276,000	1,192,000	9,468,000
Region VIII - Eastern Visayas	4,245,000	987,000	5,232,000

Regional Office - VIII	4,245,000	987,000	5,232,000
Region IX - Zamboanga Peninsula	2,123,000	377,000	2,500,000

Regional Office - IX	2,123,000	377,000	2,500,000
Region X - Northern Mindanao	14,147,000	1,059,000	15,206,000

Regional Office - X	14,147,000	1,059,000	15,206,000
Region XI - Davao	4,492,000	1,055,000	5,547,000

Regional Office - XI	4,492,000	1,055,000	5,547,000
Region XII - SOCCSKSARGEN	4,242,000	2,063,000	6,305,000

Regional Office - XII	4,242,000	2,063,000	6,305,000
Region XIII - Caraga	2,761,000	1,679,000	4,440,000

Regional Office - XIII	2,761,000	1,679,000	4,440,000
CONSUMER EDUCATION AND ADVOCACY PROGRAM	14,822,000	68,707,000	83,529,000

Formulation of strategic plans, programs, and policies on consumer education, awareness and advocacy	14,822,000	9,652,000	24,474,000

National Capital Region (NCR)	14,822,000	9,652,000	24,474,000

Central Office	14,822,000	9,652,000	24,474,000
Implementation of plans, projects and activities on consumer awareness, education, and advocacy		59,055,000	59,055,000

National Capital Region (NCR)		26,098,000	26,098,000

Central Office		26,098,000	26,098,000
Region I - Ilocos		815,000	815,000

Regional Office - I		815,000	815,000
Cordillera Administrative Region (CAR)		1,818,000	1,818,000

Regional Office - CAR		1,818,000	1,818,000

368	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region II - Cagayan Valley				1,056,000						1,056,000

Regional Office - II				1,056,000						1,056,000
Region III - Central Luzon				2,554,000						2,554,000

Regional Office - III				2,554,000						2,554,000
Region IVA - CALABARZON				2,778,000						2,778,000

Regional Office - IVA				2,778,000						2,778,000
Region IVB - MIMAROPA				2,732,000						2,732,000

Regional Office - IVB				2,732,000						2,732,000
Region V - Bicol				3,110,000						3,110,000

Regional Office - V				3,110,000						3,110,000
Region VI - Western Visayas				2,317,000						2,317,000

Regional Office - VI				2,317,000						2,317,000
Region VII - Central Visayas				2,628,000						2,628,000

Regional Office - VII				2,628,000						2,628,000
Region VIII - Eastern Visayas				2,037,000						2,037,000

Regional Office - VIII				2,037,000						2,037,000
Region IX - Zamboanga Peninsula				3,303,000						3,303,000

Regional Office - IX				3,303,000						3,303,000
Region X - Northern Mindanao				1,811,000						1,811,000

Regional Office - X				1,811,000						1,811,000
Region XI - Davao				3,096,000						3,096,000

Regional Office - XI				3,096,000						3,096,000
Region XII - SOCCSKSARGEN				1,904,000						1,904,000

Regional Office - XII				1,904,000						1,904,000
Region XIII - Caraga				998,000						998,000

Regional Office - XIII				998,000						998,000

Sub-total, Operations		1,462,046,000		3,794,610,000		4,915,000		70,271,000		5,331,842,000

TOTAL NEW APPROPRIATIONS	₱	2,005,783,000	₱	4,532,432,000	₱	4,915,000	₱	140,550,000	₱	6,683,680,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

JANUARY 3, 2022	OFFICIAL GAZETTE	369
DEPARTMENT OF TRADE AND INDUSTRY

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,291,180

Total Permanent Positions	1,291,180

Other Compensation Common to All
Personnel Economic Relief Allowance	54,072
Representation Allowance	23,154
Transportation Allowance	23,064
Clothing and Uniform Allowance	13,518
Mid-Year Bonus - Civilian	107,600
Year End Bonus	107,600
Cash Gift	11,265
Productivity Enhancement Incentive	11,265
Step Increment	3,231

Total Other Compensation Common to All	354,769

Other Compensation for Specific Groups
Magna Carta for Science and Technology Personnel	3,124
Overseas Allowance	144,355

Total Other Compensation for Specific Groups	147,479

Other Benefits
PAG-IBIG Contributions	2,702
PhilHealth Contributions	19,710
Employees Compensation Insurance Premiums	2,702
Terminal Leave	53,485

Total Other Benefits	78,599

Non-Permanent Positions	133,756

Total Personnel Services	2,005,783

Maintenance and Other Operating Expenses
Travelling Expenses	271,371
Training and Scholarship Expenses	1,264,621
Supplies and Materials Expenses	218,368
Utility Expenses	72,521
Communication Expenses	120,629
Awards/Rewards and Prizes	1,137
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	8,779
Professional Services	886,101
General Services	258,473
Repairs and Maintenance	500,814

370	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Financial Assistance/Subsidy	169,388
Taxes, Insurance Premiums and Other Fees	20,612
Other Maintenance and Operating Expenses
Advertising Expenses	36,480
Printing and Publication Expenses	44,312
Representation Expenses	128,596
Transportation and Delivery Expenses	17,575
Rent/Lease Expenses	419,809
Membership Dues and Contributions to Organizations	594
Subscription Expenses	13,797
Other Maintenance and Operating Expenses	78,455

Total Maintenance and Other Operating Expenses	4,532,432

Financial Expenses
Bank Charges	4,915

Total Financial Expenses	4,915

Total Current Operating Expenditures	6,543,130

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	21,986
Machinery and Equipment Outlay	118,564

Total Capital Outlays	140,550

TOTAL NEW APPROPRIATIONS	6,683,680

B. BOARD OF INVESTMENTS

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	399,715,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	65,798,000	₱	114,669,000	₱	27,196,000	₱	207,663,000
Operations		115,703,000		76,349,000				192,052,000

INDUSTRY DEVELOPMENT PROGRAM		35,549,000		29,698,000				65,247,000
INVESTMENT PROMOTION PROGRAM		80,154,000		46,651,000				126,805,000

TOTAL NEW APPROPRIATIONS	₱	181,501,000	₱	191,018,000	₱	27,196,000	₱	399,715,000

JANUARY 3, 2022	OFFICIAL GAZETTE	371
DEPARTMENT OF TRADE AND INDUSTRY

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	56,866,000	₱	114,669,000	₱	27,196,000	₱	198,731,000
Administration of Personnel Benefits		8,932,000						8,932,000

Sub-total, General Administration and Support		65,798,000		114,669,000		27,196,000		207,663,000

Operations
Competitive Industries Developed		35,549,000		29,698,000				65,247,000

INDUSTRY DEVELOPMENT PROGRAM		35,549,000		29,698,000				65,247,000

Policy Analysis and Advocacy Formulation		15,389,000		10,117,000				25,506,000
Implementation of the Comprehensive National Industrial Strategy		20,160,000		11,870,000				32,030,000
Project(s)
Locally-Funded Project(s)				7,711,000				7,711,000

Industry Development Program				7,711,000				7,711,000
Investments Increased		80,154,000		46,651,000				126,805,000

INVESTMENT PROMOTION PROGRAM		80,154,000		46,651,000				126,805,000

Promotion of Foreign Investments		11,600,000		14,581,000				26,181,000
Promotion of Local Investments		18,817,000		15,502,000				34,319,000
Registration and Supervision of Investment Projects		25,557,000		1,656,000				27,213,000
Dispensation of Incentives		10,406,000		3,187,000				13,593,000
Provision of Investment Counselling and Aftercare Services		13,774,000		3,452,000				17,226,000
Project(s)
Locally-Funded Project(s)				8,273,000				8,273,000

372	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Comprehensive Automotive Resurgence Strategy (CARS)				8,273,000				8,273,000

Sub-total, Operations		115,703,000		76,349,000				192,052,000

TOTAL NEW APPROPRIATIONS	₱	181,501,000	₱	191,018,000	₱	27,196,000	₱	399,715,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	133,581

Total Permanent Positions	133,581

Other Compensation Common to All
Personnel Economic Relief Allowance	5,232
Representation Allowance	2,172
Transportation Allowance	2,172
Clothing and Uniform Allowance	1,308
Mid-Year Bonus - Civilian	11,133
Year End Bonus	11,133
Cash Gift	1,090
Productivity Enhancement Incentive	1,090
Step Increment	333

Total Other Compensation Common to All	35,663

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	663

Total Other Compensation for Specific Groups	663

Other Benefits
PAG-IBIG Contributions	262
PhilHealth Contributions	2,028
Employees Compensation Insurance Premium	262
Loyalty Award - Civilian	110
Terminal Leave	8,932

Total Other Benefits	11,594

Total Personnel Services	181,501

Maintenance and Other Operating Expenses
Travelling Expenses	20,017
Training and Scholarship Expenses	4,143

JANUARY 3, 2022	OFFICIAL GAZETTE	373
DEPARTMENT OF TRADE AND INDUSTRY

Supplies and Materials Expenses	12,356
Utility Expenses	10,590
Communication Expenses	10,459
Awards/Rewards and Prizes	1,357
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,058
Professional Services	14,610
General Services	41,734
Repairs and Maintenance	1,948
Taxes, Insurance Premiums and Other Fees	1,132
Other Maintenance and Operating Expenses
Advertising Expenses	392
Printing and Publication Expenses	1,322
Representation Expenses	19,250
Transportation and Delivery Expenses	1,030
Rent/Lease Expenses	33,917
Subscription Expenses	14,703

Total Maintenance and Other Operating Expenses	191,018

Total Current Operating Expenditures	372,519

Capital Outlay
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	10,896
Transportation Equipment Outlay	16,300

Total Capital Outlays	27,196

TOTAL NEW APPROPRIATIONS	399,715

C. CONSTRUCTION INDUSTRY AUTHORITY OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	126,612,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	12,069,000	₱	44,444,000		₱	56,513,000
Operations		51,078,000		19,021,000			70,099,000

CONSTRUCTION INDUSTRY DEVELOPMENT PROGRAM		26,099,000		13,379,000			39,478,000
CONSTRUCTION INDUSTRY REGULATORY PROGRAM		24,979,000		5,642,000			30,621,000

TOTAL NEW APPROPRIATIONS	₱	63,147,000	₱	63,465,000		₱	126,612,000

374	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	9,426,000	₱	44,444,000		₱	53,870,000
Administration of Personnel Benefits		2,643,000					2,643,000

Sub-total, General Administration and Support		12,069,000		44,444,000			56,513,000

Operations
Competitiveness of the construction industry increased		51,078,000		19,021,000			70,099,000

CONSTRUCTION INDUSTRY DEVELOPMENT PROGRAM		26,099,000		13,379,000			39,478,000

Domestic and overseas construction service promotion and development		3,221,000		1,569,000			4,790,000
Industry policy development		9,741,000		3,673,000			13,414,000
Capacity Building for human resources in the construction industry		13,137,000		8,137,000			21,274,000
CONSTRUCTION INDUSTRY REGULATORY PROGRAM		24,979,000		5,642,000			30,621,000

Licensing, accreditation and registration of construction contractors (domestic and overseas) and issuance of overseas project authorization		12,165,000		4,509,000			16,674,000
Investigation and litigation of violations on Contractors License Law		5,614,000		622,000			6,236,000
Resolution of claims and disputes under construction contract through arbitration and mediation		7,200,000		511,000			7,711,000

Sub-total, Operations		51,078,000		19,021,000			70,099,000

TOTAL NEW APPROPRIATIONS	₱	63,147,000	₱	63,465,000		₱	126,612,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

JANUARY 3, 2022	OFFICIAL GAZETTE	375
DEPARTMENT OF TRADE AND INDUSTRY

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	46,771

Total Permanent Positions	46,771

Other Compensation Common to All
Personnel Economic Relief Allowance	2,160
Representation Allowance	612
Transportation Allowance	612
Clothing and Uniform Allowance	540
Mid-Year Bonus - Civilian	3,897
Year End Bonus	3,897
Cash Gift	450
Productivity Enhancement Incentive	450
Step Increment	117

Total Other Compensation Common to All	12,735

Other Benefits
PAG-IBIG Contributions	108
PhilHealth Contributions	737
Employees Compensation Insurance Premiums	108
Loyalty Award - Civilian	45
Terminal Leave	2,643

Total Other Benefits	3,641

Total Personnel Services	63,147

Maintenance and Other Operating Expenses
Travelling Expenses	1,490
Training and Scholarship Expenses	1,248
Supplies and Materials Expenses	3,486
Utility Expenses	3,601
Communication Expenses	2,722
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	816
Professional Services	12,273
General Services	6,949
Repairs and Maintenance	740
Taxes, Insurance Premiums and Other Fees	476
Other Maintenance and Operating Expenses
Printing and Publication Expenses	210
Representation Expenses	1,517
Rent/Lease Expenses	27,937

Total Maintenance and Other Operating Expenses	63,465

376	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Total Current Operating Expenditures	126,612

TOTAL NEW APPROPRIATIONS	126,612

D. COOPERATIVE DEVELOPMENT AUTHORITY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	733,262,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	128,168,000	₱	82,855,000	₱	13,900,000	₱	224,923,000
Support to Operations		17,520,000		60,757,000		9,736,000		88,013,000
Operations		277,651,000		142,675,000				420,326,000

COOPERATIVE DEVELOPMENT PROGRAM		186,783,000		101,682,000				288,465,000
COOPERATIVE REGULATION PROGRAM		90,868,000		40,993,000				131,861,000

TOTAL NEW APPROPRIATIONS	₱	423,339,000	₱	286,287,000	₱	23,636,000	₱	733,262,000

Special Provision(s)

1. Requirements of the Cooperative Development Authority and Reversion of Balances from Revolving Funds. The amounts appropriated herein for the programs, activities and projects of the Cooperative Development Authority (CDA) shall be used exclusively for regulation of cooperatives and provision of technical advisory services. In no case shall said amounts be used for providing credit services in accordance with E.O. No. 138, s. 1999.

Balances of the Cooperative Development Loan Fund, Cooperative Marketing Project Fund, Cooperative Support Fund, and Cooperative Rehabilitation Development Fund, including payments from debtors arising from outstanding loans shall revert to the unappropriated surplus of the General Fund pursuant to Section 45, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	124,395,000	₱	82,855,000	₱	13,900,000	₱	221,150,000

JANUARY 3, 2022	OFFICIAL GAZETTE	377
DEPARTMENT OF TRADE AND INDUSTRY

National Capital Region (NCR)	63,741,000	39,142,000	13,900,000	116,783,000

Central Office	58,696,000	31,848,000	13,900,000	104,444,000
Manila Extension Office	5,045,000	7,294,000		12,339,000
Region I - Ilocos	4,696,000	3,700,000		8,396,000

Dagupan Extension Office	4,696,000	3,700,000		8,396,000
Cordillera Administrative Region (CAR)	4,209,000	2,649,000		6,858,000

Cordillera Extension Office	4,209,000	2,649,000		6,858,000
Region II - Cagayan Valley	4,595,000	2,346,000		6,941,000

Tuguegarao Extension Office	4,595,000	2,346,000		6,941,000
Region III - Central Luzon	4,186,000	2,601,000		6,787,000

Pampanga Extension Office	4,186,000	2,601,000		6,787,000
Region IVA - CALABARZON	4,707,000	3,103,000		7,810,000

Calamba Extension Office	4,707,000	3,103,000		7,810,000
Region IVB - MIMAROPA	3,198,000	2,421,000		5,619,000

MIMAROPA Extension Office	3,198,000	2,421,000		5,619,000
Region V - Bicol	4,934,000	2,054,000		6,988,000

Naga Extension Office	4,934,000	2,054,000		6,988,000
Region VI - Western Visayas	3,546,000	3,340,000		6,886,000

Iloilo Extension Office	3,546,000	3,340,000		6,886,000
Region VII - Central Visayas	3,921,000	2,602,000		6,523,000

Cebu Extension Office	3,921,000	2,602,000		6,523,000
Region VIII - Eastern Visayas	2,473,000	3,558,000		6,031,000

Tacloban Extension Office	2,473,000	3,558,000		6,031,000
Region IX - Zamboanga Peninsula	4,336,000	2,793,000		7,129,000

Pagadian Extension Office	4,336,000	2,793,000		7,129,000
Region X - Northern Mindanao	3,520,000	3,457,000		6,977,000

Cagayan de Oro City Extension Office	3,520,000	3,457,000		6,977,000
Region XI - Davao	4,472,000	3,681,000		8,153,000

Davao Extension Office	4,472,000	3,681,000		8,153,000

378	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region XII - SOCCSKSARGEN	4,167,000	2,272,000		6,439,000

Kidapawan Extension Office	4,167,000	2,272,000		6,439,000
Region XIII - Caraga	3,694,000	3,136,000		6,830,000

Caraga Extension Office	3,694,000	3,136,000		6,830,000
Administration of Personnel Benefits	3,773,000			3,773,000

National Capital Region (NCR)	3,773,000			3,773,000

Central Office	3,773,000			3,773,000

Sub-total, General Administration and Support	128,168,000	82,855,000	13,900,000	224,923,000

Support to Operations
Formulation of plans and programs including monitoring and evaluation, maintenance of Management Information System (MIS) and Quality Management System (QMS)	17,520,000	60,757,000	9,736,000	88,013,000

National Capital Region (NCR)	6,063,000	57,593,000	9,736,000	73,392,000

Central Office	6,063,000	57,358,000	9,736,000	73,157,000
Manila Extension Office		235,000		235,000
Region I - Ilocos		215,000		215,000

Dagupan Extension Office		215,000		215,000
Cordillera Administrative Region (CAR)	1,039,000	190,000		1,229,000

Cordillera Extension Office	1,039,000	190,000		1,229,000
Region II - Cagayan Valley	1,039,000	220,000		1,259,000

Tuguegarao Extension Office	1,039,000	220,000		1,259,000
Region III - Central Luzon	1,053,000	211,000		1,264,000

Pampanga Extension Office	1,053,000	211,000		1,264,000
Region IVA - CALABARZON	1,039,000	205,000		1,244,000

Calamba Extension Office	1,039,000	205,000		1,244,000
Region IVB - MIMAROPA	1,039,000	70,000		1,109,000

MIMAROPA Extension Office	1,039,000	70,000		1,109,000
Region V - Bicol	1,039,000	223,000		1,262,000

Naga Extension Office	1,039,000	223,000		1,262,000
Region VI - Western Visayas		236,000		236,000

Iloilo Extension Office		236,000		236,000

JANUARY 3, 2022	OFFICIAL GAZETTE	379
DEPARTMENT OF TRADE AND INDUSTRY

Region VII - Central Visayas	1,039,000	225,000		1,264,000

Cebu Extension Office	1,039,000	225,000		1,264,000
Region VIII - Eastern Visayas	1,053,000	221,000		1,274,000

Tacloban Extension Office	1,053,000	221,000		1,274,000
Region IX - Zamboanga Peninsula	1,039,000	233,000		1,272,000

Pagadian Extension Office	1,039,000	233,000		1,272,000
Region X - Northern Mindanao		220,000		220,000

Cagayan de Oro City Extension Office		220,000		220,000
Region XI - Davao	1,039,000	224,000		1,263,000

Davao Extension Office	1,039,000	224,000		1,263,000
Region XII - SOCCSKSARGEN		240,000		240,000

Kidapawan Extension Office		240,000		240,000
Region XIII - Caraga	1,039,000	231,000		1,270,000

Caraga Extension Office	1,039,000	231,000		1,270,000

Sub-total, Support to Operations	17,520,000	60,757,000	9,736,000	88,013,000

Operations
Growth and viability of cooperative enterprises improved	277,651,000	142,675,000		420,326,000

COOPERATIVE DEVELOPMENT PROGRAM	186,783,000	101,682,000		288,465,000

Provision of Technical Assistance on Cooperative Development, Research Communication and Advocacy, Standard Setting and Accreditation, Awards and Recognition and Documentation of Best Practices, Capability Building Program for Cooperatives, and Project Development Assistance	186,783,000	101,682,000		288,465,000

National Capital Region (NCR)	20,101,000	47,307,000		67,408,000

Central Office	4,382,000	46,972,000		51,354,000
Manila Extension Office	15,719,000	335,000		16,054,000
Region I - Ilocos	11,813,000	435,000		12,248,000

Dagupan Extension Office	11,813,000	435,000		12,248,000
Cordillera Administrative Region (CAR)	8,473,000	703,000		9,176,000

Cordillera Extension Office	8,473,000	703,000		9,176,000

380	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region II - Cagayan Valley	10,022,000	592,000	10,614,000

Tuguegarao Extension Office	10,022,000	592,000	10,614,000
Region III - Central Luzon	17,424,000	1,157,000	18,581,000

Pampanga Extension Office	17,424,000	1,157,000	18,581,000
Region IVA - CALABARZON	15,600,000	1,257,000	16,857,000

Calamba Extension Office	15,600,000	1,257,000	16,857,000
Region IVB - MIMAROPA	4,583,000	920,000	5,503,000

MIMAROPA Extension Office	4,583,000	920,000	5,503,000
Region V - Bicol	13,540,000	836,000	14,376,000

Naga Extension Office	13,540,000	836,000	14,376,000
Region VI - Western Visayas	15,824,000	1,177,000	17,001,000

Iloilo Extension Office	15,824,000	1,177,000	17,001,000
Region VII - Central Visayas	11,116,000	444,000	11,560,000

Cebu Extension Office	11,116,000	444,000	11,560,000
Region VIII - Eastern Visayas	10,698,000	1,053,000	11,751,000

Tacloban Extension Office	10,698,000	1,053,000	11,751,000
Region IX - Zamboanga Peninsula	8,325,000	608,000	8,933,000

Pagadian Extension Office	8,325,000	608,000	8,933,000
Region X - Northern Mindanao	12,938,000	1,060,000	13,998,000

Cagayan de Oro City Extension Office	12,938,000	1,060,000	13,998,000
Region XI - Davao	9,086,000	318,000	9,404,000

Davao Extension Office	9,086,000	318,000	9,404,000
Region XII - SOCCSKSARGEN	5,638,000	43,050,000	48,688,000

Kidapawan Extension Office	5,638,000	43,050,000	48,688,000
Region XIII - Caraga	11,602,000	765,000	12,367,000

Caraga Extension Office	11,602,000	765,000	12,367,000
COOPERATIVE REGULATION PROGRAM	90,868,000	40,993,000	131,861,000

Registration of cooperatives and amendments	23,908,000	6,122,000	30,030,000

National Capital Region (NCR)	2,264,000	2,937,000	5,201,000

Central Office	1,580,000	2,752,000	4,332,000

JANUARY 3, 2022	OFFICIAL GAZETTE	381
DEPARTMENT OF TRADE AND INDUSTRY

Manila Extension Office	684,000	185,000	869,000
Region I - Ilocos	1,634,000	237,000	1,871,000

Dagupan Extension Office	1,634,000	237,000	1,871,000
Cordillera Administrative Region (CAR)	1,685,000	103,000	1,788,000

Cordillera Extension Office	1,685,000	103,000	1,788,000
Region II - Cagayan Valley	1,634,000	164,000	1,798,000

Tuguegarao Extension Office	1,634,000	164,000	1,798,000
Region III - Central Luzon	1,634,000	311,000	1,945,000

Pampanga Extension Office	1,634,000	311,000	1,945,000
Region IVA - CALABARZON	1,634,000	221,000	1,855,000

Calamba Extension Office	1,634,000	221,000	1,855,000
Region IVB - MIMAROPA	684,000	265,000	949,000

MIMAROPA Extension Office	684,000	265,000	949,000
Region V - Bicol	1,678,000	163,000	1,841,000

Naga Extension Office	1,678,000	163,000	1,841,000
Region VI - Western Visayas	1,678,000	299,000	1,977,000

Iloilo Extension Office	1,678,000	299,000	1,977,000
Region VII - Central Visayas	947,000	146,000	1,093,000

Cebu Extension Office	947,000	146,000	1,093,000
Region VIII - Eastern Visayas	1,640,000	279,000	1,919,000

Tacloban Extension Office	1,640,000	279,000	1,919,000
Region IX - Zamboanga Peninsula	1,634,000	176,000	1,810,000

Pagadian Extension Office	1,634,000	176,000	1,810,000
Region X - Northern Mindanao	947,000	189,000	1,136,000

Cagayan de Oro City Extension Office	947,000	189,000	1,136,000
Region XI - Davao	1,634,000	250,000	1,884,000

Davao Extension Office	1,634,000	250,000	1,884,000
Region XII - SOCCSKSARGEN	947,000	225,000	1,172,000

Kidapawan Extension Office	947,000	225,000	1,172,000

382	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region XIII - Caraga	1,634,000	157,000	1,791,000

Caraga Extension Office	1,634,000	157,000	1,791,000
Regulation of cooperatives, formulation of guidelines, rules and regulations	52,762,000	25,541,000	78,303,000

National Capital Region (NCR)	16,819,000	10,041,000	26,860,000

Central Office	13,272,000	8,677,000	21,949,000
Manila Extension Office	3,547,000	1,364,000	4,911,000
Region I - Ilocos	2,601,000	918,000	3,519,000

Dagupan Extension Office	2,601,000	918,000	3,519,000
Cordillera Administrative Region (CAR)	3,317,000	1,489,000	4,806,000

Cordillera Extension Office	3,317,000	1,489,000	4,806,000
Region II - Cagayan Valley	1,916,000	912,000	2,828,000

Tuguegarao Extension Office	1,916,000	912,000	2,828,000
Region III - Central Luzon	2,059,000	1,116,000	3,175,000

Pampanga Extension Office	2,059,000	1,116,000	3,175,000
Region IVA - CALABARZON	1,916,000	1,382,000	3,298,000

Calamba Extension Office	1,916,000	1,382,000	3,298,000
Region IVB - MIMAROPA	1,916,000	698,000	2,614,000

MIMAROPA Extension Office	1,916,000	698,000	2,614,000
Region V - Bicol	2,601,000	888,000	3,489,000

Naga Extension Office	2,601,000	888,000	3,489,000
Region VI - Western Visayas	2,601,000	1,121,000	3,722,000

Iloilo Extension Office	2,601,000	1,121,000	3,722,000
Region VII - Central Visayas	2,630,000	1,358,000	3,988,000

Cebu Extension Office	2,630,000	1,358,000	3,988,000
Region VIII - Eastern Visayas	2,608,000	782,000	3,390,000

Tacloban Extension Office	2,608,000	782,000	3,390,000
Region IX - Zamboanga Peninsula	2,601,000	713,000	3,314,000

Pagadian Extension Office	2,601,000	713,000	3,314,000
Region X - Northern Mindanao	2,059,000	1,226,000	3,285,000

Cagayan de Oro City Extension Office	2,059,000	1,226,000	3,285,000

JANUARY 3, 2022	OFFICIAL GAZETTE	383
DEPARTMENT OF TRADE AND INDUSTRY

Region XI - Davao	1,916,000	1,087,000	3,003,000

Davao Extension Office	1,916,000	1,087,000	3,003,000
Region XII - SOCCSKSARGEN	2,601,000	963,000	3,564,000

Kidapawan Extension Office	2,601,000	963,000	3,564,000
Region XIII - Caraga	2,601,000	847,000	3,448,000

Caraga Extension Office	2,601,000	847,000	3,448,000
Investigation, hearing of cases and legal actions, and alternative dispute resolution	14,198,000	9,330,000	23,528,000

National Capital Region (NCR)	3,954,000	7,061,000	11,015,000

Central Office	3,954,000	6,955,000	10,909,000
Manila Extension Office		106,000	106,000
Region I - Ilocos		157,000	157,000

Dagupan Extension Office		157,000	157,000
Cordillera Administrative Region (CAR)	930,000	190,000	1,120,000

Cordillera Extension Office	930,000	190,000	1,120,000
Region II - Cagayan Valley	930,000	96,000	1,026,000

Tuguegarao Extension Office	930,000	96,000	1,026,000
Region III - Central Luzon	930,000	182,000	1,112,000

Pampanga Extension Office	930,000	182,000	1,112,000
Region IVA - CALABARZON	930,000	147,000	1,077,000

Calamba Extension Office	930,000	147,000	1,077,000
Region IVB - MIMAROPA		118,000	118,000

MIMAROPA Extension Office		118,000	118,000
Region V - Bicol	944,000	135,000	1,079,000

Naga Extension Office	944,000	135,000	1,079,000
Region VI - Western Visayas	930,000	173,000	1,103,000

Iloilo Extension Office	930,000	173,000	1,103,000
Region VII - Central Visayas	930,000	117,000	1,047,000

Cebu Extension Office	930,000	117,000	1,047,000

384	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region VIII - Eastern Visayas		930,000		205,000				1,135,000

Tacloban Extension Office		930,000		205,000				1,135,000
Region IX - Zamboanga Peninsula				148,000				148,000

Pagadian Extension Office				148,000				148,000
Region X - Northern Mindanao		930,000		165,000				1,095,000

Cagayan de Oro City Extension Office		930,000		165,000				1,095,000
Region XI - Davao		930,000		81,000				1,011,000

Davao Extension Office		930,000		81,000				1,011,000
Region XII - SOCCSKSARGEN				201,000				201,000

Kidapawan Extension Office				201,000				201,000
Region XIII - Caraga		930,000		154,000				1,084,000

Caraga Extension Office		930,000		154,000				1,084,000

Sub-total, Operations		277,651,000		142,675,000				420,326,000

TOTAL NEW APPROPRIATIONS	₱	423,339,000	₱	286,287,000	₱	23,636,000	₱	733,262,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	323,468

Total Permanent Positions	323,468

Other Compensation Common to All
Personnel Economic Relief Allowance	16,872
Representation Allowance	3,132
Transportation Allowance	3,132
Clothing and Uniform Allowance	4,218
Mid-Year Bonus - Civilian	26,957
Year End Bonus	26,957
Cash Gift	3,515
Productivity Enhancement Incentive	3,515
Step Increment	809

Total Other Compensation Common to All	89,107

JANUARY 3, 2022	OFFICIAL GAZETTE	385
DEPARTMENT OF TRADE AND INDUSTRY

Other Benefits
PAG-IBIG Contributions	849
PhilHealth Contributions	5,293
Employees Compensation Insurance Premiums	849
Terminal Leave	3,773

Total Other Benefits	10,764

Total Personnel Services	423,339

Maintenance and Other Operating Expenses
Travelling Expenses	57,579
Training and Scholarship Expenses	40,706
Supplies and Materials Expenses	23,388
Utility Expenses	8,152
Communication Expenses	29,002
Awards, Rewards and Prizes	500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,464
Professional Services	2,518
General Services	16,828
Repairs and Maintenance	12,498
Financial Assistance/Subsidy	35,570
Taxes, Insurance Premiums and Other Fees	2,797
Other Maintenance and Operating Expenses
Advertising Expenses	269
Printing and Publication Expenses	877
Representation Expenses	21,448
Transportation and Delivery Expenses	95
Rent/Lease Expenses	15,582
Membership Dues and Contributions to Organizations	570
Subscription Expenses	15,419
Other Maintenance and Operating Expenses	25

Total Maintenance and Other Operating Expenses	286,287

Total Current Operating Expenditures	709,626

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	9,736
Transportation Equipment Outlay	13,900

Total Capital Outlays	23,636

TOTAL NEW APPROPRIATIONS	733,262

E. DESIGN CENTER OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	116,170,000

New Appropriations, by Program

386	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	9,081,000	₱	26,372,000	₱	4,120,000	₱	39,573,000
Operations		26,156,000		50,441,000				76,597,000

DESIGN INNOVATION, PROMOTION AND INDUSTRY DEVELOPMENT PROGRAM		26,156,000		50,441,000				76,597,000

TOTAL NEW APPROPRIATIONS	₱	35,237,000	₱	76,813,000	₱	4,120,000	₱	116,170,000

Special Provision(s)

1. Design Innovation. As the design innovation arm of the government, the Design Center of the Philippines (DCP) shall conduct continuing research and development on the different design strengths and assets of the Philippines to create innovative and globally competitive Philippine products, while advocating for economic and environmental sustainability. This shall be implemented through: (i) materials research and development; (ii) design research and development; and (iii) product development.

The DCP shall work with relevant stakeholders from both the design and manufacturing industries who have extensive experience in design, materials and market exploration in the optimum development of these materials and utilization of the same into innovative and market competitive products.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	9,081,000	₱	26,372,000	₱	4,120,000	₱	39,573,000

Sub-total, General Administration and Support		9,081,000		26,372,000		4,120,000		39,573,000

Operations
Strong design culture cultivated and global competitiveness of Philippine products improved through design		26,156,000		50,441,000				76,597,000

DESIGN INNOVATION, PROMOTION, AND INDUSTRY DEVELOPMENT PROGRAM		26,156,000		50,441,000				76,597,000

Planning, policy formulation and review		3,909,000		7,385,000				11,294,000
Design Innovation		13,406,000		15,659,000				29,065,000
Design promotion and industry development		8,841,000		27,397,000				36,238,000

JANUARY 3, 2022	OFFICIAL GAZETTE	387
DEPARTMENT OF TRADE AND INDUSTRY

Sub-total, Operations		26,156,000		50,441,000				76,597,000

TOTAL NEW APPROPRIATIONS	₱	35,237,000	₱	76,813,000	₱	4,120,000	₱	116,170,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	27,171

Total Permanent Positions	27,171

Other Compensation Common to All
Personnel Economic Relief Allowance	1,176
Representation Allowance	288
Transportation Allowance	288
Clothing and Uniform Allowance	294
Mid-Year Bonus - Civilian	2,264
Year End Bonus	2,264
Cash Gift	245
Productivity Enhancement Incentive	245
Step Increment	67

Total Other Compensation Common to All	7,131

Other Benefits
PAG-IBIG Contributions	60
PhilHealth Contributions	442
Employees Compensation Insurance Premiums	60
Loyalty Award - Civilian	10

Total Other Benefits	572

Non-Permanent Positions	363

Total Personnel Services	35,237

Maintenance and Other Operating Expenses
Travelling Expenses	4,800
Training and Scholarship Expenses	4,749
Supplies and Materials Expenses	5,979
Utility Expenses	6,240
Communication Expenses	11,457
Awards/Rewards and Prizes	90
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	18,871

388	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

General Services	4,167
Repairs and Maintenance	350
Taxes, Insurance Premiums and Other Fees	344
Other Maintenance and Operating Expenses
Advertising Expenses	600
Printing and Publication Expenses	800
Representation Expenses	1,287
Transportation and Delivery Expenses	600
Rent/Lease Expenses	9,450
Membership Dues and Contributions to Organizations	6
Subscription Expenses	5,905

Total Maintenance and Other Operating Expenses	76,813

Total Current Operating Expenditures	112,050

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,520
Transportation Equipment Outlay	1,600

Total Capital Outlays	4,120

TOTAL NEW APPROPRIATIONS	116,170

F. PHILIPPINE TRADE TRAINING CENTER

For general administration and support, and operations, as indicated hereunder	₱	71,656,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	13,284,000	₱	3,400,000	₱		₱	16,684,000
Operations		17,319,000		36,217,000		1,436,000		54,972,000

TRADE BUSINESS MANAGEMENT TRAINING PROGRAM		17,319,000		36,217,000		1,436,000		54,972,000

TOTAL NEW APPROPRIATIONS	₱	30,603,000	₱	39,617,000	₱	1,436,000	₱	71,656,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

JANUARY 3, 2022	OFFICIAL GAZETTE	389
DEPARTMENT OF TRADE AND INDUSTRY

New Appropriations, by Programs/Activities/Projects

PROGRAMS
General Administration and Support
General Management and Supervision	₱	13,284,000	₱	3,400,000	₱		₱	16,684,000

Sub-total, General Administration and Support		13,284,000		3,400,000				16,684,000

Operations
More responsive trade training center		17,319,000		36,217,000		1,436,000		54,972,000

TRADE BUSINESS MANAGEMENT TRAINING PROGRAM		17,319,000		36,217,000		1,436,000		54,972,000

Planning, policy formulation and provision of trade related training research		3,513,000		10,843,000				14,356,000
Development and implementation of training modules		8,941,000		11,134,000		1,436,000		21,511,000
Management and maintenance of facilities for training, exhibitions, conferences and other activities		4,865,000		14,240,000				19,105,000

Sub-total, Operations		17,319,000		36,217,000		1,436,000		54,972,000

TOTAL NEW APPROPRIATIONS	₱	30,603,000	₱	39,617,000	₱	1,436,000	₱	71,656,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	23,509

Total Permanent Positions	23,509

Other Compensation Common to All
Personnel Economic Relief Allowance	1,080
Representation Allowance	342
Transportation Allowance	342
Clothing and Uniform Allowance	270
Mid-Year Bonus - Civilian	1,959
Year End Bonus	1,959
Cash Gift	225
Productivity Enhancement Incentive	225
Step Increment	58

Total Other Compensation Common to All	6,460

390	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	129

Total Other Compensation for Specific Groups	129

Other Benefits
PAG-IBIG Contributions	54
PhilHealth Contributions	377
Employees Compensation Insurance Premiums	54
Loyalty - Award Civilian	20

Total Other Benefits	505

Total Personnel Services	30,603

Maintenance and Other Operating Expenses
Travelling Expenses	786
Training and Scholarship Expenses	1,411
Supplies and Materials Expenses	1,168
Utility Expenses	7,907
Communication Expenses	2,849
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	102
Professional Services	13,788
General Services	5,810
Repairs and Maintenance	946
Taxes, Insurance Premiums and Other Fees	246
Other Maintenance and Operating Expenses
Advertising Expenses	1,981
Printing and Publication Expenses	783
Representation Expenses	166
Rent/Lease Expenses	46
Membership Dues and Contributions to Organizations	3
Subscription Expenses	1,025
Other Maintenance and Operating Expenses	600

Total Maintenance and Other Operating Expenses	39,617

Total Current Operating Expenditures	70,220

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,436

Total Capital Outlays	1,436

TOTAL NEW APPROPRIATIONS	71,656

G. TECHNICAL EDUCATION AND SKILLS DEVELOPMENT AUTHORITY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	13,812,793,000

New Appropriations, by Program

JANUARY 3, 2022	OFFICIAL GAZETTE	391
DEPARTMENT OF TRADE AND INDUSTRY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	280,489,000	₱	109,835,000	₱		₱	390,324,000
Support to Operations		7,119,000		23,091,000		10,400,000		40,610,000
Operations		2,155,214,000		10,487,195,000		739,450,000		13,381,859,000

TECHNICAL EDUCATION AND SKILLS
DEVELOPMENT POLICY PROGRAM		26,490,000		27,719,000				54,209,000
TECHNICAL EDUCATION AND SKILLS
DEVELOPMENT REGULATORY PROGRAM		42,608,000		41,684,000				84,292,000
TECHNICAL EDUCATION AND SKILLS
DEVELOPMENT PROGRAM		2,086,116,000		10,417,792,000		739,450,000		13,243,358,000

TOTAL NEW APPROPRIATIONS	₱	2,442,822,000	₱	10,620,121,000	₱	749,850,000	₱	13,812,793,000

Special Provision(s)

1. Revolving Fund for Manufacturing and Production Programs. The revolving fund constituted from manufacturing and production programs, including auxiliary services of technical vocational schools shall be used for: (i) expenses directly incurred in the said manufacturing and production activities; (ii) student loans essential to support school-student projects or enterprises; (iii) other instructional programs of the school; and (iv) scholarship to students directly involved in the manufacturing and production programs of the school in accordance with L.O.I. No. 1026 dated May 23, 1980.

Disbursements or expenditures by the schools in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

2. Revolving Fund for Training-cum-Production Activities. The revolving fund constituted from various training-cum-production activities such as, but not limited to, trade testing, use of training equipment and facilities, consultancy and technical services, and repair and maintenance services shall be used to defray all the operational expenses incurred in activities under the Sariling Sikap Program, including payment of honoraria of personnel in accordance with E.O. No. 939, s. 1984.

Disbursements or expenditures by the TESDA in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987 and to appropriate criminal action under existing penal laws.

3. Training for Work Scholarship Program. The amount of Three Billion Five Hundred Seventy Million Three Hundred Seventeen Thousand Pesos (P3,570,317,000) appropriated herein for the Training for Work Scholarship Program under the Promotion, Development, Implementation, Monitoring, and Evaluation of Technical Education and Skills Development Scholarship and Student Assistance Programs shall be used to support rapid, inclusive and sustained economic growth through the course offerings to key employment generators in the areas of agri-fishery, agri-business, agro-industrial, tourism, information technology-business process management, semiconductor and electronics, automotives, other priority manufacturing industries, logistics, general infrastructure, and new and emerging sectors. In no case shall more than two percent (2%) of the said amount be used for administrative expenses.

In the selection of students, the TESDA shall prioritize those without prior formal or vocational training as well as those coming from regions or provinces where the absolute number of poor residents and the incidence of poverty are high, as identified in the latest official poverty statistics of the PSA. The TESDA shall update its existing database to effectively monitor the employment of graduates under this Program.

4. Special Training for Employment Program. The amount of One Billion Two Hundred Twenty Two Million Seven Hundred Nine Thousand Pesos (P1,222,709,000) appropriated herein for the Special Training for Employment Program under the Promotion, Development and Implementation of Quality Technical Education and Skills Development Programs shall be used for the conduct of community-based specialty training. In no case shall more than two percent (2%) of the said amount be used for the administrative expenses.

In the identification of beneficiaries, the TESDA shall give priority to the following, in the order of preference: (i) indigent families under the National Household Targeting System for Poverty Reduction (NHTS-PR); (ii) Informal Sector Families; and (iii) those under the next lower poverty level, as determined by the DSWD.

Release of subsequent cash allocations shall be made only when the amount previously released has been fully liquidated in accordance with accounting and auditing rules and regulations.

5. Universal Access to Quality Tertiary Education. The amount of Two Billion Nine Hundred Ten Million Pesos (P2,910,000,000) appropriated herein for the Universal Access to Quality Tertiary Education under the Promotion, Development and Implementation of Quality Technical Education and Skills Development Programs

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shall be used to cover the cost of tertiary education for all Filipino students enrolled in Technical Vocational Institutions registered under the TESDA pursuant to R.A. No. 10931 and its IRR. The amount appropriated shall cover tuition and other school fees for 2022. In no case shall more than two percent (2%) of the said amount be used for administrative expenses.

Release of funds shall be subject to the submission of Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O No. 292.

6. Tulong Trabaho Fund. The amount of One Billion Five Hundred Fifteen Million Pesos (P1,515,000,000) appropriated herein for the Tulong Trabaho Fund under the Promotion, Development and Implementation of Quality Technical Education and Skills Development Programs shall be used to strengthen the qualification of the Filipino workforce to meet the challenges of the rapidly evolving workplaces and work structures; provide for more innovative approaches to Technical-Vocational Education and Training (TVET) linked to the requirement of industry to primarily address unemployment and job-skills mismatch; facilitate access to quality TVET; and encourage the participation of industry and communities in competencies formation and upgrading towards a more competitive Filipino workforce, through funding of program offerings in higher level qualifications, in new and emerging skills in areas with critical skills shortages in identified priority sectors. In no case shall more than two percent (2%) of the said amount be used for administrative expenses.

In the selection of trainees, TESDA shall prioritize those who are not employed, Not in Education and Not in Training.

7. Traditional Skills and Green Skills Training. The TESDA, in coordination with the National Commission for Culture and the Arts (NCCA) the Philippine Textile Research Institute (PTRI) and the Philippine Fiber Industry Development Authority (PhilFIDA), shall include in their non-formal technical vocational education and training the traditional skills such as, but not limited to, wood carving, pottery making, weaving, arts, and crafts, taking into consideration the availability of materials in the locality.

The TESDA, in coordination with the Department of Labor and Employment (DOLE), shall likewise conduct a skills and training needs assessment for green jobs and accelerate its development and provision of green skills traininng programs pursuant to R.A No. 10771 (Philippine Green Jobs Act of 2016).

8. Skills Demand Forecasting Model or Strategy. The amount of Ten Million Pesos (P10,000,000) appropriated herein under the Promotion, Development, Implementation, Monitoring, and Evaluation of Technical Education and Skills Development Scholarships and Student Assistance Programs shall be used to develop, with the technical assistance of the National Economic and Development Authority (NEDA) and the Philippine Institute for Development Studies (PIDS), a Skills Demand Forecasting Model or Strategy to ensure demand-driven TVET programs offering, and for other policy development purposes.

9. Application of Benefits to Teachers in Technical Education and Skills Development Authority-Supervised Institutions. Teachers of equivalent positions in TESDA-Supervised Institutions shall likewise be entitled to the benefits granted to teachers under the DepEd.

10. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

11. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	142,181,000	₱	109,835,000	₱		₱	252,016,000

National Capital Region (NCR)		142,181,000		109,835,000				252,016,000

Central Office		142,181,000		109,835,000				252,016,000
Administration of Personnel Benefits		138,308,000						138,308,000

National Capital Region (NCR)		138,308,000						138,308,000

Central Office		138,308,000						138,308,000

Sub-total, General Administration and Support		280,489,000		109,835,000				390,324,000

Support to Operations
Provision of Management and Information Technology
Services		7,119,000		23,091,000		10,400,000		40,610,000

JANUARY 3, 2022	OFFICIAL GAZETTE	393
DEPARTMENT OF TRADE AND INDUSTRY

National Capital Region (NCR)	7,119,000	23,091,000	10,400,000	40,610,000

Central Office	7,119,000	23,091,000	10,400,000	40,610,000

Sub-total, Support to Operations	7,119,000	23,091,000	10,400,000	40,610,000

Operations
Employability increased and/or enhanced	2,155,214,000	10,487,195,000	739,450,000	13,381,859,000

TECHNICAL EDUCATION AND SKILLS
DEVELOPMENT POLICY PROGRAM	26,490,000	27,719,000		54,209,000

Formulation of Technical Education and Skills
Development Policies, Plans and Programs	26,490,000	27,719,000		54,209,000

National Capital Region (NCR)	26,490,000	27,719,000		54,209,000

Central Office	26,490,000	27,719,000		54,209,000
TECHNICAL EDUCATION AND SKILLS
DEVELOPMENT REGULATORY PROGRAM	42,608,000	41,684,000		84,292,000

Development, Implementation, Monitoring and Evaluation of Quality Assurance for Technical
Education and Skills Development Provision	3,883,000	11,761,000		15,644,000

National Capital Region (NCR)	3,883,000	11,761,000		15,644,000

Central Office	3,883,000	11,761,000		15,644,000
Development, Implementation, Monitoring and Evaluation of Assessment and Certification Systems	17,995,000	9,379,000		27,374,000

National Capital Region (NCR)	17,995,000	9,379,000		27,374,000

Central Office	17,995,000	9,379,000		27,374,000
Competency Standards Development	20,730,000	20,544,000		41,274,000

National Capital Region (NCR)	20,730,000	20,544,000		41,274,000

Central Office	20,730,000	20,544,000		41,274,000
TECHNICAL EDUCATION AND SKILLS DEVELOPMENT PROGRAM	2,086,116,000	10,417,792,000	739,450,000	13,243,358,000

Promotion, Development and Implementation of Quality Technical Education and Skills Development Programs	1,348,107,000	6,847,475,000	739,450,000	8,935,032,000

National Capital Region (NCR)	84,999,000	5,898,462,000	739,450,000	6,722,911,000

Central Office	66,555,000	5,839,198,000	739,450,000	6,645,203,000
National Capital Region	18,444,000	59,264,000		77,708,000
Region I - Ilocos	96,791,000	50,037,000		146,828,000

Regional Office - I	20,589,000	40,365,000		60,954,000

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Bangui Institute of Technology
(formerly Bangui School of Fisheries)	10,275,000	1,500,000	11,775,000
Luciano Milan Memorial School of Arts and Trades	13,920,000	2,223,000	16,143,000
Marcos Agro-Industrial School	14,008,000	2,602,000	16,610,000
Pangasinan School of Arts and Trades	28,458,000	1,493,000	29,951,000
Pangasinan Technological Institute	9,541,000	1,854,000	11,395,000
Cordillera Administrative Region (CAR)	31,330,000	49,834,000	81,164,000

Regional Office - CAR	22,127,000	46,836,000	68,963,000
Cordillera State Institute of Technical Education (formerly Baguio City Schools of Arts and Trades)	9,203,000	2,998,000	12,201,000
Region II - Cagayan Valley	105,458,000	54,380,000	159,838,000

Regional Office II	5,386,000	39,697,000	45,083,000
Aparri School of Arts and Trades	25,003,000	4,306,000	29,309,000
Isabela School of Arts and Trades	27,575,000	1,730,000	29,305,000
Kasibu National Agricultural School	8,828,000	1,715,000	10,543,000
Lasam National Agricultural School	12,574,000	1,617,000	14,191,000
Southern Isabela College of Arts and Trades	26,092,000	5,315,000	31,407,000
Region III - Central Luzon	62,172,000	70,320,000	132,492,000

Regional Office III	47,015,000	65,766,000	112,781,000
Concepcion Vocational School	7,309,000	2,571,000	9,880,000
Gonzalo Puyat School of Arts and Trades	7,848,000	1,983,000	9,831,000
Region IVA - CALABARZON	82,331,000	62,359,000	144,690,000

Regional Office - IVA	30,257,000	51,270,000	81,527,000
Bondoc Peninsula Technological Institute	7,189,000	1,478,000	8,667,000
Jacobo Z. Gonzales Memorial School of Arts and Trades	27,060,000	3,399,000	30,459,000
Quezon National Agricultural School	17,825,000	6,212,000	24,037,000
Region IVB - MIMAROPA	80,533,000	48,955,000	129,488,000

Regional Office - IVB		30,577,000	30,577,000
Buyabod School of Arts and Trades	9,857,000	4,910,000	14,767,000
Puerto Princesa School of Arts and Trades	20,221,000	4,685,000	24,906,000

JANUARY 3, 2022	OFFICIAL GAZETTE	395
DEPARTMENT OF TRADE AND INDUSTRY

Rizal, Occidental Mindoro TESDA Training and Accreditation Center	6,902,000		6,902,000
Romblon National Institute of Technology	12,262,000	4,468,000	16,730,000
Simeon Suan Vocational and Technical College	19,590,000	2,049,000	21,639,000
Torrijos Poblacion School of Arts and Trades	11,701,000	2,266,000	13,967,000
Region V - Bicol	132,378,000	86,502,000	218,880,000

Regional Office V	27,652,000	56,171,000	83,823,000
Bulusan National Vocational and Technical School	8,393,000	3,335,000	11,728,000
Cabugao School of Handicrafts & Cottage Industries	11,995,000	2,644,000	14,639,000
Camarines Sur Institute of Fisheries and Marine Sciences	29,765,000	13,045,000	42,810,000
Masbate School of Fisheries	8,991,000	1,913,000	10,904,000
Ragay Polytechnic Skills Institute	11,294,000	1,731,000	13,025,000
San Francisco Institute of Science and Technology	22,843,000	4,122,000	26,965,000
Sorsogon National Agricultural School	11,445,000	3,541,000	14,986,000
Region VI - Western Visayas	147,420,000	71,046,000	218,466,000

Regional Office VI	33,178,000	58,496,000	91,674,000
Dumalag Vocational Technical School	33,625,000	3,959,000	37,584,000
Leon Ganzon Polytechnic College	32,602,000	2,253,000	34,855,000
New Lucena Polytechnic College	25,075,000	2,904,000	27,979,000
Passi Trade School	22,940,000	3,434,000	26,374,000
Region VII - Central Visayas	46,090,000	59,020,000	105,110,000

Regional Office VII	37,907,000	55,301,000	93,208,000
Lazi Technical Institute	8,183,000	3,719,000	11,902,000
Region VIII - Eastern Visayas	130,656,000	59,563,000	190,219,000

Regional Office VIII	27,510,000	45,300,000	72,810,000
Arteche National Agricultural School	15,916,000	2,031,000	17,947,000
Balangiga National Agricultural School	11,760,000	1,548,000	13,308,000
Balicuatro College of Arts and Trades	25,710,000	3,387,000	29,097,000
Cabucgayan National School of Arts & Trades	12,780,000	2,343,000	15,123,000

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GENERAL APPROPRIATIONS ACT, FY 2022

Calubian National Vocational School	13,619,000	1,699,000	15,318,000
Las Navas Agro-Industrial School	8,569,000	1,579,000	10,148,000
Samar National School of Arts and Trades	14,792,000	1,676,000	16,468,000
Region IX - Zamboanga Peninsula	60,615,000	61,333,000	121,948,000

Regional Office IX	11,496,000	44,989,000	56,485,000
Dipolog School of Fisheries	17,847,000	5,507,000	23,354,000
Zamboanga Sibugay Polytechnic Institute	31,272,000	10,837,000	42,109,000
Region X - Northern Mindanao	94,733,000	62,390,000	157,123,000

Regional Office X	27,142,000	45,779,000	72,921,000
Cagayan de Oro (BUGO) School of Arts and Trades	19,639,000	2,910,000	22,549,000
Camiguin School of Arts and Trades	6,333,000	2,475,000	8,808,000
Kinoguitan National Agricultural School	10,846,000	1,947,000	12,793,000
Lanao del Norte National Agro-Industrial School	10,593,000	1,593,000	12,186,000
Oroquieta Agro-Industrial School	12,115,000	4,561,000	16,676,000
Salvador Trade School	8,065,000	3,125,000	11,190,000
Region XI - Davao	73,248,000	128,739,000	201,987,000

Regional Office XI	25,610,000	114,648,000	140,258,000
Carmelo de los Cientos, Sr. National Trade School	11,683,000	3,483,000	15,166,000
Davao National Agricultural School	12,426,000	2,535,000	14,961,000
Lupon School of Fisheries	14,788,000	6,210,000	20,998,000
Wangan National Agricultural School	8,741,000	1,863,000	10,604,000
Region XII - SOCCSKSARGEN	63,870,000	40,841,000	104,711,000

Regional Office XII	13,405,000	37,033,000	50,438,000
General Santos National School of Arts and Trades	27,685,000	3,808,000	31,493,000
Surallah National Agricultural School	22,780,000		22,780,000
Region XIII - Caraga	55,483,000	43,694,000	99,177,000

Regional Office XIII	6,073,000	27,536,000	33,609,000
Agusan del Sur School of Arts and Trades	16,924,000	7,464,000	24,388,000

JANUARY 3, 2022	OFFICIAL GAZETTE	397
DEPARTMENT OF TRADE AND INDUSTRY

Northern Mindanao School of Fisheries	16,607,000	4,284,000	20,891,000
Surigao del Norte College of Agriculture and
Technology	15,879,000	4,410,000	20,289,000
Promotion, Development, Implementation, Monitoring, and Evaluation of Technical Education and Skills Development Scholarship and Student Assistance Programs	738,009,000	3,570,317,000	4,308,326,000

National Capital Region (NCR)	72,565,000	1,697,580,000	1,770,145,000

Central Office	5,311,000	1,494,286,000	1,499,597,000
National Capital Region	67,254,000	203,294,000	270,548,000
Region I - Ilocos	38,609,000	89,569,000	128,178,000

Regional Office - I	38,609,000	89,569,000	128,178,000
Cordillera Administrative Region (CAR)	52,207,000	54,019,000	106,226,000

Regional Office - CAR	52,207,000	54,019,000	106,226,000
Region II - Cagayan Valley	41,074,000	83,051,000	124,125,000

Regional Office II	41,074,000	83,051,000	124,125,000
Region III - Central Luzon	58,710,000	229,258,000	287,968,000

Regional Office III	58,710,000	229,258,000	287,968,000
Region IVA - CALABARZON	53,271,000	216,388,000	269,659,000

Regional Office - IVA	53,271,000	216,388,000	269,659,000
Region IVB - MIMAROPA	49,383,000	77,437,000	126,820,000

Regional Office - IVB	49,383,000	77,437,000	126,820,000
Region V - Bicol	45,994,000	140,860,000	186,854,000

Regional Office V	45,994,000	140,860,000	186,854,000
Region VI - Western Visayas	50,671,000	136,265,000	186,936,000

Regional Office VI	50,671,000	136,265,000	186,936,000
Region VII - Central Visayas	38,618,000	197,970,000	236,588,000

Regional Office VII	38,618,000	197,970,000	236,588,000
Region VIII - Eastern Visayas	47,315,000	107,734,000	155,049,000

Regional Office VIII	47,315,000	107,734,000	155,049,000
Region IX - Zamboanga Peninsula	32,641,000	109,389,000	142,030,000

Regional Office IX	32,641,000	109,389,000	142,030,000

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Region X - Northern Mindanao		41,276,000		119,111,000				160,387,000

Regional Office X		41,276,000		119,111,000				160,387,000
Region XI - Davao		38,742,000		114,250,000				152,992,000

Regional Office XI		38,742,000		114,250,000				152,992,000
Region XII - SOCCSKSARGEN		37,298,000		114,125,000				151,423,000

Regional Office XII		37,298,000		114,125,000				151,423,000
Region XIII - Caraga		39,635,000		83,311,000				122,946,000

Regional Office XIII		39,635,000		83,311,000				122,946,000

Sub-total, Operations		2,155,214,000		10,487,195,000		739,450,000		13,381,859,000

TOTAL NEW APPROPRIATIONS	₱	2,442,822,000	₱	10,620,121,000	₱	749,850,000	₱	13,812,793,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,741,050

Total Permanent Positions	1,741,050

Other Compensation Common to All
Personnel Economic Relief Allowance	90,720
Representation Allowance	17,016
Transportation Allowance	17,016
Clothing and Uniform Allowance	22,680
Mid-Year Bonus - Civilian	145,093
Year End Bonus	145,093
Cash Gift	18,900
Productivity Enhancement Incentive	18,900
Step Increment	4,352

Total Other Compensation Common to All	479,770

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	5,593
Lump-sum for filling of Positions - Civilian	119,973

Total Other Compensation for Specific Groups	125,566

JANUARY 3, 2022	OFFICIAL GAZETTE	399
DEPARTMENT OF TRADE AND INDUSTRY

Other Benefits
PAG-IBIG Contributions	4,539
PhilHealth Contributions	28,496
Employees Compensation Insurance Premiums	4,539
Loyalty Award - Civilian	75
Terminal Leave	18,335

Total Other Benefits	55,984

Non-Permanent Positions	40,452

Total Personnel Services	2,442,822

Maintenance and Other Operating Expenses
Travelling Expenses	98,436
Training and Scholarship Expenses	9,616,490
Supplies and Materials Expenses	244,204
Utility Expenses	112,198
Communication Expenses	50,938
Awards/Rewards and Prizes	3,074
Survey, Research, Exploration and Development Expenses	160
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,898
Professional Services	114,534
General Services	149,450
Repairs and Maintenance	76,183
Taxes, Insurance Premiums and Other Fees	25,903
Labor and Wages	35
Other Maintenance and Operating Expenses
Advertising Expenses	1,973
Printing and Publication Expenses	14,557
Representation Expenses	13,432
Transportation and Delivery Expenses	6,332
Rent/Lease Expenses	18,881
Membership Dues and Contributions to Organizations	354
Subscription Expenses	12,600
Donations	5
Other Maintenance and Operating Expenses	56,484

Total Maintenance and Other Operating Expenses	10,620,121

Total Current Operating Expenditures	13,062,943

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	200,000
Machinery and Equipment Outlay	510,412
Transportation Equipment Outlay	39,438

Total Capital Outlays	749,850

TOTAL NEW APPROPRIATIONS	13,812,793

400	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

GENERAL SUMMARY

DEPARTMENT OF TRADE AND INDUSTRY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	2,005,783,000	₱	4,532,432,000	₱	4,915,000	₱	140,550,000	₱	6,683,680,000
B. BOARD OF INVESTMENTS		181,501,000		191,018,000				27,196,000		399,715,000
C. CONSTRUCTION INDUSTRY AUTHORITY OF THE PHILIPPINES		63,147,000		63,465,000						126,612,000
D. COOPERATIVE DEVELOPMENT AUTHORITY		423,339,000		286,287,000				23,636,000		733,262,000
E. DESIGN CENTER OF THE PHILIPPINES		35,237,000		76,813,000				4,120,000		116,170,000
F. PHILIPPINE TRADE TRAINING CENTER		30,603,000		39,617,000				1,436,000		71,656,000
G. TECHNICAL EDUCATION AND SKILLS DEVELOPMENT AUTHORITY		2,442,822,000		10,620,121,000				749,850,000		13,812,793,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF TRADE AND INDUSTRY	₱	5,182,432,000	₱	15,809,753,000	₱	4,915,000	₱	946,788,000	₱	21,943,888,000

JANUARY 3, 2022	OFFICIAL GAZETTE	401
DEPARTMENT OF TRANSPORTATION

XXV. DEPARTMENT OF TRANSPORTATION

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded and foreign-assisted projects, as indicated hereunder	₱	54,441,716,000

New Appropriations, by Programs

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	1,183,857,000	₱	944,816,000	₱	7,068,000	₱	123,880,000	₱	2,259,621,000
Support to Operations		82,738,000		62,943,000				2,926,974,000		3,072,655,000
Operations		1,186,801,000		24,321,186,000		820,000		23,600,633,000		49,109,440,000

RAIL TRANSPORT PROGRAM		324,528,000		11,211,133,000		820,000		11,583,212,000		23,119,693,000
AVIATION INFRASTRUCTURE PROGRAM								3,874,980,000		3,874,980,000
MARITIME INFRASTRUCTURE PROGRAM								2,606,410,000		2,606,410,000
MOTOR VEHICLE REGULATORY PROGRAM		661,729,000		1,596,583,000				1,280,000,000		3,538,312,000
LAND PUBLIC TRANSPORTATION PROGRAM		200,544,000		11,513,470,000				4,256,031,000		15,970,045,000

TOTAL NEW APPROPRIATIONS	₱	2,453,396,000	₱	25,328,945,000	₱	7,888,000	₱	26,651,487,000	₱	54,441,716,000

Special Provision(s)

1. Seat Belt Use Promotions and Child Restraint Systems Installation, Use and Maintenance Promotions. In addition to the amounts appropriated for the Land Transportation Office (LTO), Sixty Seven Million Eight Hundred Seventy Four Thousand Pesos (P67,874,000) shall be used for the implementation of the provisions of R.A. No. 8750 and R.A. No. 11229, including the necessary promotion campaigns on the use of seat belt devices and the installation, use and maintenance of child restraint systems sourced from fines imposed by LTO against drivers, operators, vehicle owners, manufacturers, assemblers, importers or distributors for violation of the rules and regulations on the use and installation of seat belts in accordance with Section 13 of R.A. No. 8750, and Sections 11 and 14 of R.A. No. 11229.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Servicing of Metro Rail Transit Obligations. The amount needed for the payment of prior and current years’ obligations for equity rental, maintenance fees and other obligations due to the Metro Rail Transit Corporation (MRTC), as specified in the build-lease-and-transfer agreement between the DOTr and MRTC, shall be charged against the fare box revenue and all non-rail collections or income of the MRT 3.

Any deficiency in collections or income may be augmented by the amounts appropriated herein for mass transport subsidy.

3. Engineering and Administrative Overhead Expenses. The DOTr is authorized to deduct engineering and administrative overhead (EAO) expenses for infrastructure projects costing more than Five Million Pesos (P5,000,000) but not to exceed three percent (3%) of the project cost.

The authorized EAO expenses shall be limited to: (i) administrative overhead including the hiring of individuals engaged through job orders or contracts of service or such other engagement of personnel without any employer-employee relationship; (ii) pre-construction activities after detailed engineering; (iii) construction project management; (iv) testing and quality control; (v) acquisition, rehabilitation and repair of related equipment and parts; and (vi) contingencies in relation to pre-construction activities. The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost.

Disbursements or expenditures by the DOTr in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

4. Construction of Various Airports and Navigational Facilities. The amount appropriated herein for the construction of various airports and navigational facilities, and acquisition of navigational equipment shall be recorded in the books of accounts of the DOTr and transferred to the Civil Aviation Authority of the Philippines as equity contribution of the National Government in accordance with Section 14 of R.A No. 9497.

402	OFFICIAL GAZETTE	VOL. 118, NO. 1
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5. Inventory of Rail System Spare Parts. The DOTr, Philippine National Railways, Light Rail Transit Authority, the Panay Railways, Incorporated, the North Luzon Railways Corporation, and all other rail offices and agencies are authorized to maintain and ensure continued availability of adequate spare parts inventory. The purchase of spare parts exceeding the agency’s one-year requirement shall be subject to the approval of the President of the Philippines, upon the joint recommendation of the Chairperson of the COA and the Secretary of the DOTr.

6. Right-of-Way Acquisition. The amount of One Billion Six Hundred Fifty One Million Sixty One Thousand Pesos (P1,651,061,000) appropriated herein shall be used exclusively for Right-of-Way expenses authorized under R.A. No. 10752 (The Right-of-Way Act), relative to the implementation of infrastructure projects of the DOTr, such as, but not limited to the following: (i) North-South Commuter Railway System; (ii) Philippine National Railways South Long Haul Project; and (iii) New Cebu International Container Port Project.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

7. Establishment of Active Transportation Facilities in All Road and Bridge Projects. The amount of Two Billion Pesos (P2,000,000,000) appropriated herein for active transport, bike share system, and safe pathways program in Metro Manila shall be used to construct protected bike lanes, procure bike racks, improve end-of-trip cycling infrastructure, construct safe and accessible pedestrian pathways, and upgrade existing pop-up bike lanes into permanent bike lanes in accordance with DPWH D.O. No. 88, s. 2020, the DOH Active Transport Playbook, E.O. No. 774, s. 2008, NEDA Board Resolution No. 5, s. 2017, and applicable guidelines issued by the Executive Branch on promoting active transportation.

The DOTr, in coordination with the DPWH, shall also establish proper public transport stops for the benefit of commuters, and ensure that all projects pertaining to the construction, preventive maintenance, rehabilitation, reconstruction, upgrading, off-carriageway improvement, widening and/or paving of primary, secondary, tertiary, bypass and diversion roads, and the construction, widening, or replacement of bridges, shall be so designed and implemented so as to allocate, in so far as practicable, at least 50% of the road space for public transport, pedestrians, and bicycles/light mobility devices. This shall include safe pedestrian pathways, sidewalks, and the planting of urban shade trees consistent with environmental laws and public health and safety regulations. Pedestrian walkways and pedestrian crossings shall by default be at-grade for the inclusion of persons with disability, senior citizens, pregnant women, children with strollers, tourists with luggage, and parents with children. For commuter safety and comfort, wherever feasible, pedestrian and cycling infrastructure shall be protected or grade-separated and include shaded walkways including urban shade trees.

8. Fuel Subsidy Program. The amount of Two Billion Five Hundred Million Pesos (P2,500,000,000) appropriated herein shall be used to provide financial assistance/fuel vouchers to qualified public utility vehicle (PUV), taxi, tricycle, and full-time ride-hailing and delivery services drivers nationwide as identified and validated by the LTFRB, when the average Dubai crude oil price based on Mean of Platts Singapore (MOPS) for three (3) months reaches or exceeds eighty dollars (USD 80) per barrel. The implementation of the Program shall be subject to the guidelines issued by the DOTr, the DOE and the DBM.

9. Public Utility Vehicle Modernization Program and its Social Support Component. The amount of One Billion Eight Hundred Million Seven Hundred Twenty One Thousand Pesos (P1,800,721,000) appropriated herein for the Public Utility Vehicle Modernization Program shall be used to subsidize the equity of modernized units for drivers and cooperatives who choose to upgrade to more environmentally friendly and compliant vehicles to ensure a just and equitable transition for transport workers: Provided, That these modernized vehicles shall ensure proper health standards and safe air quality and ventilation, among other minimum public health standards given the COVID-19 pandemic: Provided, further, That no franchise or authority to operate shall be withheld, cancelled or revoked based on the failure to consolidate, given the systemic shortage in public transportation: Provided, furthermore, That the DOTr shall work with private and public financial institutions to provide equitable financing for these modernized vehicles: Provided, finally, That there shall be transparency and accountability in the use of funds through the creation of a multi-sectoral governance committee with transport drivers, operators, cooperatives, or associations, commuters, academics, and civil society representatives that will provide real-time community feedback and ground reports to improve operations; and a real-time public dashboard on the outputs and outcomes of the use of Public Utility Vehicle Modernization Fund.

Of the total amount appropriated herein, Seven Hundred Fifty Million Pesos (P750,000,000) shall be allocated for the social support component of the Program. Said Fund shall be used to provide social safety net, training, employment, and other social assistance to drivers, operators, and their dependents, through the Tsuper Iskolar Program and the Entsuperneur Program. (CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, page 816, R.A. No. 11639)

10. PUV Service Contracting. The amount of Seven Billion Pesos (P7,000,000,000) appropriated herein shall be used for the implementation of the service contracting in partnership with priority local government units to facilitate the broad engagement of public transport cooperatives, associations, or corporations operating within their jurisdiction. The DOTr and LGUs shall take active roles to facilitate individual transport workers to join cooperatives.

The DOTr road sector shall create a Technical Working Group (TWG) to ensure that existing PUV transport drivers, operators, cooperatives, and associations are included and prioritized by the LGUs in the implementation of the said program. The said TWG shall be composed of the DOTr road sector as the Chairperson, the DOTr-Office of Transportation Cooperatives (OTC) as Deputy Chairperson, and the Cooperatives Development Authority (CDA), the Union of Local Authorities of the Philippines (ULAP) and other stakeholders from the transportation sector as members.

The DOTr shall enter into agreements with priority LGUs to allow the LGUs to directly contract public transport cooperatives, associations, or corporations. The DOTr shall issue a policy that empowers LGUs to co-implement and co-finance service contracting by permitting LGUs to collect fares and manage the assignment of routes within their respective jurisdictions. The DOTr and the LGUs shall also use the service contracting budget to improve the adherence of PUVs under service contracts to comply with the minimum public health standards, especially proper air quality and ventilation, safe physical distancing, proper mask wearing, and minimized exposure and trip times for commuters. The TWG shall device a mechanism for monitoring performance of operators, certifying the transport services delivered and incentives and penalties applied, and advising on how services can be enhanced and optimized to meet travel needs of the commuting public.

There shall be transparency and accountability in the use of funds through (1) the creation of a multi-sectoral governance committee with public transport workers, cooperatives, associations, or corporations, commuters, academe, civil society representatives and the congressional committees that have oversight in order to ensure real-time community feedback and ground reports to improve operations; and (2) a real-time public dashboard on the outputs and outcomes of the use of the service contracting funds. The service contracting program and the policy shift towards stable, long-term contracts and delivery of transport service will provide an additional and necessary mechanism to support the public utility vehicle modernization program.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, page 816, R.A. No. 11639)

JANUARY 3, 2022	OFFICIAL GAZETTE	403
DEPARTMENT OF TRANSPORTATION

11. Resettlement of Project-Affected Persons who are Pag-IBIG Fund Members. The DOTr may enter into a Memorandum of Agreement (MOA) with the Home Development Mutual Fund and other appropriate government agencies, in accordance with R. A. No. 10752 and other pertinent laws, for the resettlement of Pag-IBIG Fund members and informal occupants who are Pag-IBIG Fund members affected by DOTr projects. The MOA shall include the necessary support that will be provided to Pag-IBIG Fund members, which may include cash grants and loans to its members for the purpose of acquiring houses under the government housing projects.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, page 818, R.A. No. 11639)

~~12. Motor Vehicle Inspection System.~~

(DIRECT VETO - President’s Veto Message, December 30, 2021, Volume I-B, page 812, R.A. No. 11639)

~~13. Gender Responsive Restroom Program.~~

(DIRECT VETO - President’s Veto Message, December 30, 2021, Volume I-B, page 812, R.A. No. 11639)

14. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

15. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,118,040,000	₱	944,218,000	₱	7,068,000	₱123,880,000	₱	2,193,206,000

National Capital Region (NCR)		534,373,000		573,206,000		7,068,000	123,880,000		1,238,527,000

Central Office		290,601,000		291,232,000		7,068,000	3,880,000		592,781,000
Central Office (LTO)		115,783,000		209,961,000			120,000,000		445,744,000
Regional Office - NCR (LTO)		106,153,000		53,674,000					159,827,000
Central Office (LTFRB)		21,836,000		18,339,000					40,175,000
Region I - Ilocos		42,828,000		26,864,000					69,692,000

Regional Office - I (LTO)		42,828,000		26,864,000					69,692,000
Cordillera Administrative Region (CAR)		26,830,000		12,043,000					38,873,000

Regional Office - CAR		26,830,000		12,043,000					38,873,000
Region II - Cagayan Valley		34,613,000		23,958,000					58,571,000

Regional Office - II (LTO)		34,613,000		23,958,000					58,571,000
Region III - Central Luzon		66,073,000		44,882,000					110,955,000

Regional Office - III (LTO)		66,073,000		44,882,000					110,955,000
Region IVA - CALABARZON		67,839,000		70,950,000					138,789,000

Regional Office - IVA (LTO)		67,839,000		70,950,000					138,789,000

404	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region IVB - MIMAROPA	24,384,000	6,198,000	30,582,000

Regional Office - IVB (LTO)	24,384,000	6,198,000	30,582,000
Region V - Bicol	40,064,000	20,306,000	60,370,000

Regional Office - V (LTO)	40,064,000	20,306,000	60,370,000
Region VI - Western Visayas	41,252,000	17,203,000	58,455,000

Regional Office - VI (LTO)	41,252,000	17,203,000	58,455,000
Region VII - Central Visayas	36,278,000	36,145,000	72,423,000

Regional Office - VII (LTO)	36,278,000	36,145,000	72,423,000
Region VIII - Eastern Visayas	47,993,000	18,040,000	66,033,000

Regional Office - VIII (LTO)	47,993,000	18,040,000	66,033,000
Region IX - Zamboanga Peninsula	27,451,000	16,906,000	44,357,000

Regional Office - IX (LTO)	27,451,000	16,906,000	44,357,000
Region X - Northern Mindanao	35,394,000	25,222,000	60,616,000

Regional Office - X (LTO)	35,394,000	25,222,000	60,616,000
Region XI - Davao	32,595,000	16,985,000	49,580,000

Regional Office - XI (LTO)	32,595,000	16,985,000	49,580,000
Region XII - SOCCSKSARGEN	29,611,000	19,710,000	49,321,000

Regional Office - XII (LTO)	29,611,000	19,710,000	49,321,000
Region XIII - Caraga	30,462,000	15,600,000	46,062,000

Regional Office - XIII	30,462,000	15,600,000	46,062,000
Operation of the DOTr Action/Monitoring Center	14,107,000	251,000	14,358,000

National Capital Region (NCR)	14,107,000	251,000	14,358,000

Central Office	14,107,000	251,000	14,358,000
Conduct of conferences, seminars and trainings, including the granting of scholarships	8,366,000	347,000	8,713,000

National Capital Region (NCR)	8,366,000	347,000	8,713,000

Central Office	8,366,000	347,000	8,713,000
Administration of Personnel Benefits	43,344,000		43,344,000

National Capital Region (NCR)	39,090,000		39,090,000

Central Office	3,341,000		3,341,000

JANUARY 3, 2022	OFFICIAL GAZETTE	405
DEPARTMENT OF TRANSPORTATION

Central Office (LTO)	33,957,000				33,957,000
Central Office (LTFRB)	1,792,000				1,792,000
Cordillera Administrative Region (CAR)	128,000				128,000

Regional Office - CAR	128,000				128,000
Region XIII - Caraga	4,126,000				4,126,000

Regional Office - XIII	4,126,000				4,126,000

Sub-total, General Administration and Support	1,183,857,000	944,816,000	7,068,000	123,880,000	2,259,621,000

Support to Operations
Program planning and standards development for transportation and communications services, including infrastructure projects	82,738,000	52,147,000			134,885,000

National Capital Region (NCR)	82,738,000	52,147,000			134,885,000

Central Office	82,738,000	52,147,000			134,885,000
Feasibility Studies, including Pre-Feasiblity and Development Research Studies/Project Management/Preliminary Detailed Engineering and Design of Transportation Infrastructure Projects				50,000,000	50,000,000

National Capital Region (NCR)				50,000,000	50,000,000

Central Office				50,000,000	50,000,000
Payment of Right-of-Way				1,651,061,000	1,651,061,000

National Capital Region (NCR)				1,651,061,000	1,651,061,000

Central Office				1,651,061,000	1,651,061,000
Operation of the Philippine Railways Institute		10,796,000		6,000,000	16,796,000

National Capital Region (NCR)		10,796,000		6,000,000	16,796,000

Central Office		10,796,000		6,000,000	16,796,000
Project(s)
Foreign-Assisted Project(s)				1,219,913,000	1,219,913,000

Infrastructure Preparation and Innovation Facility (IPIF)				1,219,913,000	1,219,913,000

Loan Proceeds				964,948,000	964,948,000

National Capital Region (NCR)				964,948,000	964,948,000

Central Office				964,948,000	964,948,000

406	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

GOP Counterpart				254,965,000	254,965,000
National Capital Region (NCR)				254,965,000	254,965,000
Central Office				254,965,000	254,965,000

Sub-total, Support to Operations	82,738,000	62,943,000		2,926,974,000	3,072,655,000

Operations
Rail transport services improved	324,528,000	11,211,133,000	820,000	11,583,212,000	23,119,693,000

RAIL TRANSPORT PROGRAM	324,528,000	11,211,133,000	820,000	11,583,212,000	23,119,693,000

METRO RAIL TRANSIT (MRT) SUB-PROGRAM	324,528,000	11,211,133,000	820,000	10,317,000	11,546,798,000

Operation and Maintenance of the Metro Rail Transit	324,528,000	958,241,000	820,000	10,317,000	1,293,906,000

National Capital Region (NCR)	324,528,000	958,241,000	820,000	10,317,000	1,293,906,000

Central Office	324,528,000	958,241,000	820,000	10,317,000	1,293,906,000
Project(s)
Locally-Funded Project(s)		7,111,507,000			7,111,507,000

Subsidy for Mass Transport (MRT3)		7,111,507,000			7,111,507,000

National Capital Region (NCR)		7,111,507,000			7,111,507,000

Central Office		7,111,507,000			7,111,507,000
Foreign-Assisted Project(s)		3,141,385,000			3,141,385,000

MRT 3 Rehabilitation Project		3,141,385,000			3,141,385,000

Loan Proceeds		3,008,871,000			3,008,871,000

National Capital Region (NCR)		3,008,871,000			3,008,871,000

Central Office		3,008,871,000			3,008,871,000
GOP Counterpart		132,514,000			132,514,000

National Capital Region (NCR)		132,514,000			132,514,000

Central Office		132,514,000			132,514,000
RAILWAY CONSTRUCTION, REHABILITATION AND IMPROVEMENT SUB-PROGRAM				11,572,895,000	11,572,895,000

Project(s)
Locally-Funded Project(s)				243,000,000	243,000,000

Construction, Rehabilitation and Improvement of Other Transportation Infrastructure-Railways				1,000,000	1,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	407
DEPARTMENT OF TRANSPORTATION

National Capital Region (NCR)	1,000,000	1,000,000

Central Office	1,000,000	1,000,000
LRT Line 2 Extension Project	167,000,000	167,000,000

National Capital Region (NCR)	167,000,000	167,000,000

Central Office	167,000,000	167,000,000
Feasibility Studies for Bataan Railway Project	75,000,000	75,000,000

National Capital Region (NCR)	75,000,000	75,000,000

Central Office	75,000,000	75,000,000
Foreign-Assisted Project(s)	11,329,895,000	11,329,895,000

LRT Line 1 Cavite Extension Project	501,042,000	501,042,000

GOP Counterpart	501,042,000	501,042,000

National Capital Region (NCR)	501,042,000	501,042,000

Central Office	501,042,000	501,042,000
Metro Manila Subway Project Phase 1	3,804,645,000	3,804,645,000

Loan Proceeds	2,777,146,000	2,777,146,000

National Capital Region (NCR)	2,777,146,000	2,777,146,000

Central Office	2,777,146,000	2,777,146,000
GOP Counterpart	1,027,499,000	1,027,499,000

National Capital Region (NCR)	1,027,499,000	1,027,499,000

Central Office	1,027,499,000	1,027,499,000
North-South Commuter Railway System	3,021,589,000	3,021,589,000

Loan Proceeds	1,921,027,000	1,921,027,000

National Capital Region (NCR)	1,921,027,000	1,921,027,000

Central Office	1,921,027,000	1,921,027,000
GOP Counterpart	1,100,562,000	1,100,562,000

National Capital Region (NCR)	1,100,562,000	1,100,562,000

Central Office	1,100,562,000	1,100,562,000

408	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PNR South Long Haul Project	2,981,989,000	2,981,989,000

Loan Proceeds	2,424,382,000	2,424,382,000

National Capital Region (NCR)	2,424,382,000	2,424,382,000

Central Office	2,424,382,000	2,424,382,000
GOP Counterpart	557,607,000	557,607,000

National Capital Region (NCR)	557,607,000	557,607,000

Central Office	557,607,000	557,607,000
Subic-Clark Railway Project	1,020,630,000	1,020,630,000

GOP Counterpart	1,020,630,000	1,020,630,000

National Capital Region (NCR)	1,020,630,000	1,020,630,000

Central Office	1,020,630,000	1,020,630,000
Air and water transport facilities and services improved	6,481,390,000	6,481,390,000

AVIATION INFRASTRUCTURE PROGRAM	3,874,980,000	3,874,980,000

Project(s)
Locally-Funded Project(s)	3,874,980,000	3,874,980,000

Construction, Rehabilitation and Improvement of Other Transportation Infrastructure - Aviation	1,000,000	1,000,000

National Capital Region (NCR)	1,000,000	1,000,000

Central Office	1,000,000	1,000,000
Ormoc Airport	415,000,000	415,000,000

National Capital Region (NCR)	415,000,000	415,000,000

Central Office	415,000,000	415,000,000
Catbalogan Airport	950,000,000	950,000,000

National Capital Region (NCR)	950,000,000	950,000,000

Central Office	950,000,000	950,000,000
Tandag Airport	264,480,000	264,480,000

National Capital Region (NCR)	264,480,000	264,480,000

Central Office	264,480,000	264,480,000

JANUARY 3, 2022	OFFICIAL GAZETTE	409
DEPARTMENT OF TRANSPORTATION

Itbayat Airport	54,500,000	54,500,000

National Capital Region (NCR)	54,500,000	54,500,000

Central Office	54,500,000	54,500,000
Laoag International Airport	30,000,000	30,000,000

National Capital Region (NCR)	30,000,000	30,000,000

Central Office	30,000,000	30,000,000
Candon Airport	270,000,000	270,000,000

National Capital Region (NCR)	270,000,000	270,000,000

Central Office	270,000,000	270,000,000
Cauayan Airport	30,000,000	30,000,000

National Capital Region (NCR)	30,000,000	30,000,000

Central Office	30,000,000	30,000,000
Loakan Airport	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000
Catanduanes Airport	30,000,000	30,000,000

National Capital Region (NCR)	30,000,000	30,000,000

Central Office	30,000,000	30,000,000
Bicol International Airport	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
Busuanga Airport	30,000,000	30,000,000

National Capital Region (NCR)	30,000,000	30,000,000

Central Office	30,000,000	30,000,000
Dumaguete Airport	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000
Siquijor Airport	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000

410	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

General Santos International Airport	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000
Ipil Airport	70,000,000	70,000,000

National Capital Region (NCR)	70,000,000	70,000,000

Central Office	70,000,000	70,000,000
Central Mindanao Airport, M’lang, Cotabato	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000
Ozamiz Airport	30,000,000	30,000,000

National Capital Region (NCR)	30,000,000	30,000,000

Central Office	30,000,000	30,000,000
Marinduque Airport	300,000,000	300,000,000

National Capital Region (NCR)	300,000,000	300,000,000

Central Office	300,000,000	300,000,000
Bukidnon Airport	1,000,000,000	1,000,000,000

National Capital Region (NCR)	1,000,000,000	1,000,000,000

Central Office	1,000,000,000	1,000,000,000
MARITIME INFRASTRUCTURE PROGRAM	2,606,410,000	2,606,410,000

Project(s)
Locally-Funded Project(s)	2,441,000,000	2,441,000,000

Construction, Rehabilitation and Improvement of Other Transportation Infrastructure - Maritime	1,000,000	1,000,000

National Capital Region (NCR)	1,000,000	1,000,000

Central Office	1,000,000	1,000,000
Sorsogon RoRo Terminal Expansion Project	550,000,000	550,000,000

National Capital Region (NCR)	550,000,000	550,000,000

Central Office	550,000,000	550,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	411
DEPARTMENT OF TRANSPORTATION

Agoo Port Development	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000
Navotas Feeder Port	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
San Juan Seaport, Tingloy, Batangas	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Burdeos Port, Quezon	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Panukulan Port, Quezon	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Polillo Port, Quezon	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Cawayan Port, Bacacay, Albay	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Pili Port, Bacacay, Albay	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Sogod Port, Tiwi, Albay	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Baybay Port, Malinao, Albay	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000

412	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Brgy. Granada Port (Gigantes Norte), Carles, Iloilo	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Brgy. Lantangan Port, Carles, Iloilo	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Brgy. Polopiña Port, Concepcion, Iloilo	10,000,000	10,000,000

National Capital Region (NCR)	10,000,000	10,000,000

Central Office	10,000,000	10,000,000
Brgy. Tambaliza Port, Concepcion, Iloilo	10,000,000	10,000,000

National Capital Region (NCR)	10,000,000	10,000,000

Central Office	10,000,000	10,000,000
Duero Port, Bohol	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Baclayon Port, Bohol	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Inabanga Port, Bohol	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Albuera Port, Leyte	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Hindang Port Development	25,000,000	25,000,000

National Capital Region (NCR)	25,000,000	25,000,000

Central Office	25,000,000	25,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	413
DEPARTMENT OF TRANSPORTATION

San Jose Port, San Jose, Northern Samar	25,000,000	25,000,000

National Capital Region (NCR)	25,000,000	25,000,000

Central Office	25,000,000	25,000,000
San Isidro Port Development Project, Northern Samar	25,000,000	25,000,000

National Capital Region (NCR)	25,000,000	25,000,000

Central Office	25,000,000	25,000,000
San Roque Wharf, San Isidro, Northern Samar	25,000,000	25,000,000

National Capital Region (NCR)	25,000,000	25,000,000

Central Office	25,000,000	25,000,000
Allen Municipal Wharf, Allen, Northern Samar	25,000,000	25,000,000

National Capital Region (NCR)	25,000,000	25,000,000

Central Office	25,000,000	25,000,000
Mapanas Port, Northern Samar	25,000,000	25,000,000

National Capital Region (NCR)	25,000,000	25,000,000

Central Office	25,000,000	25,000,000
Villaba Port, Villaba, Leyte	25,000,000	25,000,000

National Capital Region (NCR)	25,000,000	25,000,000

Central Office	25,000,000	25,000,000
Merida Port, Leyte	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Leyte Port, Leyte	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Calubian Port, Leyte	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000

414	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Palompon Port, Leyte	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Isabel Port, Leyte	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Matalom Port, Leyte	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Inopacan Port, Leyte	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Tubalan Port, Malita, Davao Occidental	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Malita Poblacion Port, Malita, Davao Occidental	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Sta. Maria Port, Sta. Maria, Davao Occidental	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Balut Island Port, Sarangani, Davao Occidental	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Balangonan Port, San Jose Abad Santos, Davao Occidental	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Carmen Port, Agusan del Norte	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	415
DEPARTMENT OF TRANSPORTATION

Sindangan Pier, Sindangan, Zamboanga del Norte	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Mabila Port, Brgy. Patuco, Sarangani, Davao Occidental	15,000,000	15,000,000

National Capital Region (NCR)	15,000,000	15,000,000

Central Office	15,000,000	15,000,000
Isabela Port, Basilan	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Illana Port, Lanao del Norte	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Brgy. Pag-Asa Sheltered Port Project (Phase III)	490,000,000	490,000,000

National Capital Region (NCR)	490,000,000	490,000,000

Central Office	490,000,000	490,000,000
Repair/Rehabilitation of Balogo Port Sta. Cruz, Marinduque	300,000,000	300,000,000

National Capital Region (NCR)	300,000,000	300,000,000

Central Office	300,000,000	300,000,000
Construction of Brgy. Cagbalete 1 Port Mauban, Quezon	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Construction/Improvement of Port Barton, Pagdanan Road, San Vicente, Palawan	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
Construction of Light Craft Landing Station Port Benoni, Camiguin	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000

416	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Foreign-Assisted Project(s)			165,410,000	165,410,000

Maritime Safety Capability Improvement Project, Phase 2			155,250,000	155,250,000

Loan Proceeds			135,000,000	135,000,000

National Capital Region (NCR)			135,000,000	135,000,000

Central Office			135,000,000	135,000,000
GOP Counterpart			20,250,000	20,250,000

National Capital Region (NCR)			20,250,000	20,250,000

Central Office			20,250,000	20,250,000
New Cebu International Container Port Project			10,160,000	10,160,000

Loan Proceeds			8,835,000	8,835,000

National Capital Region (NCR)			8,835,000	8,835,000

Central Office			8,835,000	8,835,000
GOP Counterpart			1,325,000	1,325,000

National Capital Region (NCR)			1,325,000	1,325,000

Central Office			1,325,000	1,325,000
Road transport services improved	862,273,000	13,110,053,000	5,536,031,000	19,508,357,000

MOTOR VEHICLE REGULATORY PROGRAM	661,729,000	1,596,583,000	1,280,000,000	3,538,312,000

Motor vehicle registration system	309,661,000	1,193,341,000		1,503,002,000

National Capital Region (NCR)	60,427,000	1,038,763,000		1,099,190,000

Central Office (LTO)	9,810,000	924,747,000		934,557,000
Regional Office - NCR (LTO)	50,617,000	114,016,000		164,633,000
Region I - Ilocos	15,481,000	12,978,000		28,459,000

Regional Office - I (LTO)	15,481,000	12,978,000		28,459,000
Cordillera Administrative Region (CAR)	19,793,000	15,020,000		34,813,000

Regional Office - CAR	19,793,000	15,020,000		34,813,000
Region II - Cagayan Valley	11,344,000	4,949,000		16,293,000

Regional Office - II (LTO)	11,344,000	4,949,000		16,293,000
Region III - Central Luzon	36,932,000	37,590,000		74,522,000

Regional Office - III (LTO)	36,932,000	37,590,000		74,522,000

JANUARY 3, 2022	OFFICIAL GAZETTE	417
DEPARTMENT OF TRANSPORTATION

Region IVA - CALABARZON	44,648,000	3,500,000		48,148,000

Regional Office - IVA (LTO)	44,648,000	3,500,000		48,148,000
Region IVB - MIMAROPA	7,102,000	4,601,000		11,703,000

Regional Office - IVB (LTO)	7,102,000	4,601,000		11,703,000
Region V - Bicol	13,730,000	3,097,000		16,827,000

Regional Office - V (LTO)	13,730,000	3,097,000		16,827,000
Region VI - Western Visayas	19,112,000	12,447,000		31,559,000

Regional Office - VI (LTO)	19,112,000	12,447,000		31,559,000
Region VII - Central Visayas	8,582,000	12,059,000		20,641,000

Regional Office - VII (LTO)	8,582,000	12,059,000		20,641,000
Region VIII - Eastern Visayas	5,978,000	6,017,000		11,995,000

Regional Office - VIII (LTO)	5,978,000	6,017,000		11,995,000
Region IX - Zamboanga Peninsula	9,532,000	14,435,000		23,967,000

Regional Office - IX (LTO)	9,532,000	14,435,000		23,967,000
Region X - Northern Mindanao	10,897,000	2,550,000		13,447,000

Regional Office - X (LTO)	10,897,000	2,550,000		13,447,000
Region XI - Davao	11,037,000	11,392,000		22,429,000

Regional Office - XI (LTO)	11,037,000	11,392,000		22,429,000
Region XII - SOCCSKSARGEN	8,562,000	4,030,000		12,592,000

Regional Office - XII (LTO)	8,562,000	4,030,000		12,592,000
Region XIII - Caraga	26,504,000	9,913,000		36,417,000

Regional Office - XIII	26,504,000	9,913,000		36,417,000
Project(s)
Locally-Funded Project(s)			80,000,000	80,000,000

Acquisition of Lot, LTO Regional Office, Lipa City, Batangas - Region IV-A			80,000,000	80,000,000

National Capital Region (NCR)			80,000,000	80,000,000

Central Office (LTO)			80,000,000	80,000,000

418	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Law enforcement and adjudication	158,297,000	39,721,000	198,018,000

National Capital Region (NCR)	58,524,000	30,760,000	89,284,000

Central Office (LTO)	45,477,000	30,760,000	76,237,000
Regional Office - NCR (LTO)	13,047,000		13,047,000
Region I - Ilocos	8,772,000	100,000	8,872,000

Regional Office - I (LTO)	8,772,000	100,000	8,872,000
Cordillera Administrative Region (CAR)	541,000		541,000

Regional Office - CAR	541,000		541,000
Region II - Cagayan Valley	7,851,000	250,000	8,101,000

Regional Office - II (LTO)	7,851,000	250,000	8,101,000
Region III - Central Luzon	10,916,000	128,000	11,044,000

Regional Office - III (LTO)	10,916,000	128,000	11,044,000
Region IVA - CALABARZON	7,925,000	250,000	8,175,000

Regional Office - IVA (LTO)	7,925,000	250,000	8,175,000
Region IVB - MIMAROPA	2,051,000	370,000	2,421,000

Regional Office - IVB (LTO)	2,051,000	370,000	2,421,000
Region V - Bicol	7,560,000	448,000	8,008,000

Regional Office - V (LTO)	7,560,000	448,000	8,008,000
Region VI - Western Visayas	9,388,000	450,000	9,838,000

Regional Office - VI (LTO)	9,388,000	450,000	9,838,000
Region VII - Central Visayas	9,722,000	300,000	10,022,000

Regional Office - VII (LTO)	9,722,000	300,000	10,022,000
Region VIII - Eastern Visayas	6,979,000	428,000	7,407,000

Regional Office - VIII (LTO)	6,979,000	428,000	7,407,000
Region IX - Zamboanga Peninsula	7,762,000	607,000	8,369,000

Regional Office - IX (LTO)	7,762,000	607,000	8,369,000
Region X - Northern Mindanao	7,689,000	550,000	8,239,000

Regional Office - X (LTO)	7,689,000	550,000	8,239,000
Region XI - Davao	6,384,000	1,850,000	8,234,000

Regional Office - XI (LTO)	6,384,000	1,850,000	8,234,000

JANUARY 3, 2022	OFFICIAL GAZETTE	419
DEPARTMENT OF TRANSPORTATION

Region XII - SOCCSKSARGEN	5,692,000	3,230,000	8,922,000

Regional Office - XII (LTO)	5,692,000	3,230,000	8,922,000
Region XIII - Caraga	541,000		541,000

Regional Office - XIII	541,000		541,000
Issuance of driver’s license and permits	193,771,000	363,521,000	557,292,000

National Capital Region (NCR)	68,703,000	322,610,000	391,313,000

Central Office (LTO)		278,000,000	278,000,000
Regional Office - NCR (LTO)	68,703,000	44,610,000	113,313,000
Region I - Ilocos	10,513,000	3,958,000	14,471,000

Regional Office - I (LTO)	10,513,000	3,958,000	14,471,000
Cordillera Administrative Region (CAR)	256,000		256,000

Regional Office - CAR	256,000		256,000
Region II - Cagayan Valley	6,289,000	2,313,000	8,602,000

Regional Office - II (LTO)	6,289,000	2,313,000	8,602,000
Region III - Central Luzon	21,550,000	6,000,000	27,550,000

Regional Office - III (LTO)	21,550,000	6,000,000	27,550,000
Region IVA - CALABARZON	19,985,000	5,000,000	24,985,000

Regional Office - IVA (LTO)	19,985,000	5,000,000	24,985,000
Region IVB - MIMAROPA	2,711,000	2,146,000	4,857,000

Regional Office - IVB (LTO)	2,711,000	2,146,000	4,857,000
Region V - Bicol	8,619,000	1,250,000	9,869,000

Regional Office - V (LTO)	8,619,000	1,250,000	9,869,000
Region VI - Western Visayas	11,380,000	550,000	11,930,000

Regional Office - VI (LTO)	11,380,000	550,000	11,930,000
Region VII - Central Visayas	8,657,000	2,596,000	11,253,000

Regional Office - VII (LTO)	8,657,000	2,596,000	11,253,000
Region VIII - Eastern Visayas	4,706,000	4,165,000	8,871,000

Regional Office - VIII (LTO)	4,706,000	4,165,000	8,871,000
Region IX - Zamboanga Peninsula	5,223,000	2,802,000	8,025,000

Regional Office - IX (LTO)	5,223,000	2,802,000	8,025,000

420	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region X - Northern Mindanao	9,315,000	1,378,000		10,693,000

Regional Office - X (LTO)	9,315,000	1,378,000		10,693,000
Region XI - Davao	5,538,000	4,523,000		10,061,000

Regional Office - XI (LTO)	5,538,000	4,523,000		10,061,000
Region XII - SOCCSKSARGEN	7,065,000	4,230,000		11,295,000

Regional Office - XII (LTO)	7,065,000	4,230,000		11,295,000
Region XIII - Caraga	3,261,000			3,261,000

Regional Office - XIII	3,261,000			3,261,000
Project(s)
Locally-Funded Project(s)			1,200,000,000	1,200,000,000

DOTr - LTO IT Infrastructure Project			1,200,000,000	1,200,000,000

National Capital Region (NCR)			1,200,000,000	1,200,000,000

Central Office (LTO)			1,200,000,000	1,200,000,000
LAND PUBLIC TRANSPORTATION PROGRAM	200,544,000	11,513,470,000	4,256,031,000	15,970,045,000

Issuance of Certificate of Public Convenience, granting of permits and establishments of routes	200,544,000	212,749,000	52,031,000	465,324,000

National Capital Region (NCR)	79,555,000	146,135,000	52,031,000	277,721,000

Central Office (LTFRB)	66,827,000	134,807,000	52,031,000	253,665,000
Regional Office - NCR (LTFRB)	12,728,000	11,328,000		24,056,000
Region I - Ilocos	10,399,000	4,518,000		14,917,000

Regional Office - I (LTFRB)	10,399,000	4,518,000		14,917,000
Region II - Cagayan Valley	10,499,000	4,041,000		14,540,000

Regional Office - II (LTFRB)	10,499,000	4,041,000		14,540,000
Region III - Central Luzon	9,676,000	7,351,000		17,027,000

Regional Office - III (LTFRB)	9,676,000	7,351,000		17,027,000
Region IVA - CALABARZON	10,290,000	6,555,000		16,845,000

Regional Office - IVA (LTFRB)	10,290,000	6,555,000		16,845,000
Region IVB - MIMAROPA	4,016,000	2,166,000		6,182,000

Regional Office - IVB (LTFRB)	4,016,000	2,166,000		6,182,000

JANUARY 3, 2022	OFFICIAL GAZETTE	421
DEPARTMENT OF TRANSPORTATION

Region V - Bicol	11,138,000	4,317,000		15,455,000

Regional Office - V (LTFRB)	11,138,000	4,317,000		15,455,000
Region VI - Western Visayas	11,269,000	6,087,000		17,356,000

Regional Office - VI (LTFRB)	11,269,000	6,087,000		17,356,000
Region VII - Central Visayas	10,309,000	7,892,000		18,201,000

Regional Office - VII (LTFRB)	10,309,000	7,892,000		18,201,000
Region VIII - Eastern Visayas	9,837,000	4,649,000		14,486,000

Regional Office - VIII (LTFRB)	9,837,000	4,649,000		14,486,000
Region IX - Zamboanga Peninsula	10,024,000	4,033,000		14,057,000

Regional Office - IX (LTFRB)	10,024,000	4,033,000		14,057,000
Region X - Northern Mindanao	8,818,000	5,345,000		14,163,000

Regional Office - X (LTFRB)	8,818,000	5,345,000		14,163,000
Region XI - Davao	4,706,000	5,451,000		10,157,000

Regional Office - XI (LTFRB)	4,706,000	5,451,000		10,157,000
Region XII - SOCCSKSARGEN	10,008,000	4,209,000		14,217,000

Regional Office - XII (LTFRB)	10,008,000	4,209,000		14,217,000
Project(s)
Locally-Funded Project(s)		11,300,721,000	4,204,000,000	15,504,721,000

Construction, Rehabilitation and Improvement of Other Transportation Infrastructure - Land Public Transportation			1,000,000	1,000,000

National Capital Region (NCR)			1,000,000	1,000,000

Central Office			1,000,000	1,000,000
Servicing Contracting of Public Utility Vehicle Program		7,000,000,000		7,000,000,000

National Capital Region (NCR)		7,000,000,000		7,000,000,000

Central Office		7,000,000,000		7,000,000,000
Public Utility Vehicle Modernization Program		1,800,721,000		1,800,721,000

National Capital Region (NCR)		1,800,721,000		1,800,721,000

Central Office		1,800,721,000		1,800,721,000
Active Transport Bike Share System and Safe Pathways Program in Metropolitan Areas			2,000,000,000	2,000,000,000

422	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

National Capital Region (NCR)								2,000,000,000		2,000,000,000

Central Office								2,000,000,000		2,000,000,000
EDSA Busway Project								473,000,000		473,000,000

National Capital Region (NCR)								473,000,000		473,000,000

Central Office								473,000,000		473,000,000
Rehabilitation of El Nido Transport Terminal								150,000,000		150,000,000

National Capital Region (NCR)								150,000,000		150,000,000

Central Office								150,000,000		150,000,000
Southwest Integrated Transport System Project-Annual Grantor’s Payment								200,000,000		200,000,000

National Capital Region (NCR)								200,000,000		200,000,000

Central Office								200,000,000		200,000,000
Fuel Subsidy to Transport Sector Affected by Rising Fuel Prices				2,500,000,000						2,500,000,000

National Capital Region (NCR)				2,500,000,000						2,500,000,000

Central Office				2,500,000,000						2,500,000,000
Davao City High Priority Bus System Project								1,000,000,000		1,000,000,000

National Capital Region (NCR)								1,000,000,000		1,000,000,000

Central Office								1,000,000,000		1,000,000,000
Construction of Ilocos Norte Transport Hub and Parking Building (Central Terminal), Laoag City, Ilocos Norte								380,000,000		380,000,000

National Capital Region (NCR)								380,000,000		380,000,000

Central Office								380,000,000		380,000,000
Sub-total, Operations		1,186,801,000		24,321,186,000		820,000		23,600,633,000		49,109,440,000

TOTAL NEW APPROPRIATIONS	₱	2,453,396,000	₱	25,328,945,000	₱	7,888,000	₱	26,651,487,000	₱	54,441,716,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,544,613

JANUARY 3, 2022	OFFICIAL GAZETTE	423
DEPARTMENT OF TRANSPORTATION

Total Permanent Positions	1,544,613

Other Compensation Common to All
Personnel Economic Relief Allowance	102,744
Representation Allowance	18,180
Transportation Allowance	17,892
Clothing and Uniform Allowance	25,686
Mid-Year Bonus - Civilian	128,716
Year End Bonus	128,716
Cash Gift	21,405
Productivity Enhancement Incentive	21,405
Step Increment	3,864

Total Other Compensation Common to All	468,608

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	918

Total Other Compensation for Specific Groups	918

Other Benefits
PAG-IBIG Contributions	5,131
PhilHealth Contributions	25,539
Employees Compensation Insurance Premiums	5,131
Loyalty Award - Civilian	690
Terminal Leave	43,344

Total Other Benefits	79,835

Non-Permanent Positions	359,422

Total Personnel Services	2,453,396

Maintenance and Other Operating Expenses
Travelling Expenses	60,383
Training and Scholarship Expenses	36,955
Supplies and Materials Expenses	1,502,026
Utility Expenses	565,038
Communication Expenses	87,116
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	6,914
Professional Services	188,065
General Services	700,236
Repairs and Maintenance	3,219,812
Financial Assistance/Subsidy	2,500,000
Taxes, Insurance Premiums and Other Fees	22,054
Labor and Wages	32,122
Other Maintenance and Operating Expenses
Advertising Expenses	8,648
Printing and Publication Expenses	5,937
Representation Expenses	17,411
Transportation and Delivery Expenses	17,220
Rent/Lease Expenses	7,207,725

424	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Membership Dues and Contributions to Organizations	6,367
Subscription Expenses	4,956
Other Maintenance and Operating Expenses	9,139,960

Total Maintenance and Other Operating Expenses	25,328,945

Financial Expenses
Bank Charges	7,888

Total Financial Expenses	7,888

Total Current Operating Expenditures	27,790,229

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	80,000
Infrastructure Outlay	26,224,009
Buildings and Other Structures	120,000
Machinery and Equipment Outlay	49,228
Transportation Equipment Outlay	155,250
Furniture, Fixtures and Books Outlay	23,000

Total Capital Outlays	26,651,487

TOTAL NEW APPROPRIATIONS	54,441,716

B. CIVIL AERONAUTICS BOARD

For general administration and support, and operations, as indicated hereunder	₱	216,273,000

New Appropriations, by Programs

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	22,207,000	₱	17,595,000	₱	2,475,000	₱	42,277,000
Operations		125,993,000		48,003,000				173,996,000

AIR TRANSPORT DEVELOPMENT AND REGULATORY PROGRAM		33,488,000		452,000				33,940,000
AIR PASSENGER BILL OF RIGHTS PROGRAM		92,505,000		47,551,000				140,056,000

TOTAL NEW APPROPRIATIONS	₱	148,200,000	₱	65,598,000	₱	2,475,000	₱	216,273,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

JANUARY 3, 2022	OFFICIAL GAZETTE	425
DEPARTMENT OF TRANSPORTATION

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	22,207,000	₱	17,595,000	₱	2,475,000	₱	42,277,000

Sub-total, General Administration and Support		22,207,000		17,595,000		2,475,000		42,277,000

Operations
Improved services by adopting policies and encouraging growth through progressive liberalization, fair competition and promotion of users welfare		125,993,000		48,003,000				173,996,000

AIR TRANSPORT DEVELOPMENT AND REGULATORY PROGRAM		33,488,000		452,000				33,940,000

Air transport policy formulation and implementation		16,098,000		151,000				16,249,000
Air transport regulatory services		8,127,000		151,000				8,278,000
Other organizational and system improvement		9,263,000		150,000				9,413,000
AIR PASSENGER BILL OF RIGHTS PROGRAM		92,505,000		47,551,000				140,056,000

Implementation and monitoring of APBR pursuant to DOTC-DTI JAO No. 1		92,505,000		47,551,000				140,056,000

Sub-total, Operations		125,993,000		48,003,000				173,996,000

TOTAL NEW APPROPRIATIONS	₱	148,200,000	₱	65,598,000	₱	2,475,000	₱	216,273,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	49,471

Total Permanent Positions	49,471

Other Compensation Common to All
Personnel Economic Relief Allowance	2,256
Representation Allowance	570

426	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Transportation Allowance	570
Clothing and Uniform Allowance	564
Honoraria	322
Mid-Year Bonus - Civilian	4,122
Year End Bonus	4,122
Cash Gift	470
Productivity Enhancement Incentive	470
Step Increment	123

Total Other Compensation Common to All	13,589

Other Benefits
PAG-IBIG Contributions	113
PhilHealth Contributions	798
Employees Compensation Insurance Premiums	113

Total Other Benefits	1,024

Non-Permanent Positions	68,676

Other Compensation for Specific Groups
Flying Pay	15,440

Total Other Compensation for Specific Groups	15,440

Total Personnel Services	148,200

Maintenance and Other Operating Expenses
Travelling Expenses	8,000
Training and Scholarship Expenses	3,200
Supplies and Materials Expenses	3,620
Utility Expenses	3,000
Communication Expenses	2,800
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	34,000
General Services	3,500
Repairs and Maintenance	1,500
Taxes, Insurance Premiums and Other Fees	200
Other Maintenance and Operating Expenses
Advertising Expenses	260
Representation Expenses	5,000
Rent/Lease Expenses	300
Subscription Expenses	100

Total Maintenance and Other Operating Expenses	65,598

Total Current Operating Expenditures	213,798

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,475

JANUARY 3, 2022	OFFICIAL GAZETTE	427
DEPARTMENT OF TRANSPORTATION

Total Capital Outlays	2,475

TOTAL NEW APPROPRIATIONS	216,273

C. MARITIME INDUSTRY AUTHORITY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	909,201,000

New Appropriations, by Programs

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	63,900,000	₱	96,120,000	₱		₱	160,020,000
Support to Operations		11,508,000		3,014,000				14,522,000
Operations		365,664,000		253,995,000		115,000,000		734,659,000

MARITIME INDUSTRY PROMOTION AND DEVELOPMENT PROGRAM		9,846,000		1,526,000				11,372,000
MARITIME INDUSTRY REGULATORY AND SUPERVISION PROGRAM		355,818,000		252,469,000		115,000,000		723,287,000

TOTAL NEW APPROPRIATIONS	₱	441,072,000	₱	353,129,000	₱	115,000,000	₱	909,201,000

Special Provision(s)

1. Tonnage Fees. In addition to the amounts appropriated herein, Twenty Five Million Four Hundred Thirty Six Thousand Pesos (₱25,436,000) shall be used for the promotion and development of the domestic shipping industry, enhancement of maritime safety, and promotion of the ship-building and ship repair industry in the country sourced from the annual tonnage fees collected by the Maritime Industry Authority (MARINA) from ship owners or operators in accordance with Section 17, Chapter VII of R.A. No. 9295.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	53,422,000	₱	96,120,000	₱	₱	149,542,000

National Capital Region (NCR)		53,422,000		96,120,000			149,542,000

Central Office		53,422,000		96,120,000			149,542,000

428	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Administration of Personnel Benefits	10,478,000			10,478,000

National Capital Region (NCR)	10,478,000			10,478,000

Central Office	10,478,000			10,478,000

Sub-total, General Administration and Support	63,900,000	96,120,000		160,020,000

Support to Operations
Implementation of the Management Information System	11,508,000	3,014,000		14,522,000

National Capital Region (NCR)	11,508,000	3,014,000		14,522,000

Central Office	11,508,000	3,014,000		14,522,000

Sub-total, Support to Operations	11,508,000	3,014,000		14,522,000

Operations
Global competitiveness of maritime industry enhanced	9,846,000	1,526,000		11,372,000

MARITIME INDUSTRY PROMOTION AND DEVELOPMENT PROGRAM	9,846,000	1,526,000		11,372,000

Formulation of policies, projects and programs for the promotion and development of the maritime industry	9,846,000	1,526,000		11,372,000

National Capital Region (NCR)	9,846,000	1,526,000		11,372,000

Central Office	9,846,000	1,526,000		11,372,000
Accessibility, safety and efficiency of maritime transport services improved	355,818,000	252,469,000	115,000,000	723,287,000

MARITIME INDUSTRY REGULATORY AND SUPERVISION PROGRAM	355,818,000	252,469,000	115,000,000	723,287,000

Registration and provision of authority for ships and shipyards; certification and documentation for seafarers; accreditation of training programs, faculty and other maritime enterprises	341,130,000	249,916,000	115,000,000	706,046,000

National Capital Region (NCR)	187,911,000	160,164,000	115,000,000	463,075,000

Central Office	187,911,000	160,164,000	115,000,000	463,075,000
Region I - Ilocos	8,829,000	5,920,000		14,749,000

Regional Office - I	8,829,000	5,920,000		14,749,000
Region IVA - CALABARZON	20,849,000	10,693,000		31,542,000

Regional Office - IVA	20,849,000	10,693,000		31,542,000
Region V - Bicol	11,813,000	5,822,000		17,635,000

Regional Office - V	11,813,000	5,822,000		17,635,000

JANUARY 3, 2022	OFFICIAL GAZETTE	429
DEPARTMENT OF TRANSPORTATION

Region VI - Western Visayas		15,513,000		8,445,000				23,958,000

Regional Office - VI		15,513,000		8,445,000				23,958,000
Region VII - Central Visayas		19,951,000		16,746,000				36,697,000

Regional Office - VII		19,951,000		16,746,000				36,697,000
Region VIII - Eastern Visayas		16,456,000		11,138,000				27,594,000

Regional Office - VIII		16,456,000		11,138,000				27,594,000
Region IX - Zamboanga Peninsula		15,801,000		6,094,000				21,895,000

Regional Office - IX		15,801,000		6,094,000				21,895,000
Region X - Northern Mindanao		11,848,000		5,047,000				16,895,000

Regional Office - X		11,848,000		5,047,000				16,895,000
Region XI - Davao		11,453,000		10,250,000				21,703,000

Regional Office - XI		11,453,000		10,250,000				21,703,000
Region XII - SOCCSKSARGEN		11,609,000		4,386,000				15,995,000

Regional Office - XII		11,609,000		4,386,000				15,995,000
Region XIII - Caraga		9,097,000		5,211,000				14,308,000

Regional Office - XIII		9,097,000		5,211,000				14,308,000
Monitoring and enforcement of maritime laws and regulations		14,688,000		2,553,000				17,241,000

National Capital Region (NCR)		14,688,000		2,553,000				17,241,000

Central Office		14,688,000		2,553,000				17,241,000

Sub-total, Operations		365,664,000		253,995,000		115,000,000		734,659,000

TOTAL NEW APPROPRIATIONS	₱	441,072,000	₱	353,129,000	₱	115,000,000	₱	909,201,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	323,454

Total Permanent Positions	323,454

430	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Other Compensation Common to All
Personnel Economic Relief Allowance	15,168
Representation Allowance	4,896
Transportation Allowance	4,896
Clothing and Uniform Allowance	3,792
Honoraria	10,726
Mid-Year Bonus - Civilian	26,955
Year End Bonus	26,955
Cash Gift	3,160
Productivity Enhancement Incentive	3,160
Step Increment	809

Total Other Compensation Common to All	100,517

Other Benefits
PAG-IBIG Contributions	760
PhilHealth Contributions	5,103
Employees Compensation Insurance Premiums	760
Terminal Leave	10,478

Total Other Benefits	17,101

Total Personnel Services	441,072

Maintenance and Other Operating Expenses
Travelling Expenses	28,678
Training and Scholarship Expenses	12,067
Supplies and Materials Expenses	99,455
Utility Expenses	39,817
Communication Expenses	16,702
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	600
Extraordinary and Miscellaneous Expenses	3,107
Professional Services	3,936
General Services	27,155
Repairs and Maintenance	5,124
Taxes, Insurance Premiums and Other Fees	1,834
Labor and Wages	48,470
Other Maintenance and Operating Expenses
Advertising Expenses	60
Printing and Publication Expenses	2,901
Representation Expenses	15,668
Transportation and Delivery Expenses	633
Rent/Lease Expenses	24,648
Subscription Expenses	10,272
Other Maintenance and Operating Expenses	12,002

Total Maintenance and Other Operating Expenses	353,129

Total Current Operating Expenditures	794,201

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	94,000
Transportation Equipment Outlay	21,000

JANUARY 3, 2022	OFFICIAL GAZETTE	431
DEPARTMENT OF TRANSPORTATION

Total Capital Outlays	115,000

TOTAL NEW APPROPRIATIONS	909,201

D. OFFICE OF TRANSPORTATION COOPERATIVES

For general administration and support, and operations, as indicated hereunder	₱	33,085,000

New Appropriations, by Programs

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	11,621,000	₱	4,977,000		₱	16,598,000
Operations		10,269,000		6,218,000			16,487,000

TRANSPORTATION COOPERATIVE DEVELOPMENT PROGRAM		10,269,000		6,218,000			16,487,000

TOTAL NEW APPROPRIATIONS	₱	21,890,000	₱	11,195,000		₱	33,085,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures				Capital Outlays	Total
	Personnel Services		Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support
General Management and Supervision	₱	11,621,000	₱	4,977,000		₱	16,598,000

Sub-total, General Administration and Support		11,621,000		4,977,000			16,598,000

Operations
Transportation Cooperatives Developed		10,269,000		6,218,000			16,487,000

TRANSPORTATION COOPERATIVE DEVELOPMENT PROGRAM		10,269,000		6,218,000			16,487,000

Transportation Cooperative Promotion and Accreditation Services		3,913,000		2,470,000			6,383,000

432	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Transportation Cooperative Development Services		6,356,000		3,748,000		10,104,000

Sub-total, Operations		10,269,000		6,218,000		16,487,000

TOTAL NEW APPROPRIATIONS	₱	21,890,000	₱	11,195,000	₱	33,085,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	16,450

Total Permanent Positions	16,450

Other Compensation Common to All
Personnel Economic Relief Allowance	912
Representation Allowance	222
Transportation Allowance	222
Clothing and Uniform Allowance	228
Mid-Year Bonus - Civilian	1,371
Year End Bonus	1,371
Cash Gift	190
Per Diem	306
Productivity Enhancement Incentive	190
Step Increment	41

Total Other Compensation Common to All	5,053

Other Benefits
PAG-IBIG Contributions	46
PhilHealth Contributions	265
Employees Compensation Insurance Premiums	46
Loyalty Award - Civilian	30

Total Other Benefits	387

Total Personnel Services	21,890

Maintenance and Other Operating Expenses
Travelling Expenses	446
Training and Scholarship Expenses	200
Supplies and Materials Expenses	400
Utility Expenses	300
Communication Expenses	525
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
General Services	320
Repairs and Maintenance	134
Taxes, Insurance Premiums and Other Fees	100

JANUARY 3, 2022	OFFICIAL GAZETTE	433
DEPARTMENT OF TRANSPORTATION

Other Maintenance and Operating Expenses
Representation Expenses	100
Rent/Lease Expenses	8,560

Total Maintenance and Other Operating Expenses	11,195

Total Current Operating Expenditures	33,085

TOTAL NEW APPROPRIATIONS	33,085

E. OFFICE FOR TRANSPORTATION SECURITY

For general administration and support, and operations, as indicated hereunder	₱	312,788,000

New Appropriations, by Programs

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	28,779,000	₱	197,448,000		₱	226,227,000
Operations		83,277,000		3,284,000			86,561,000

TRANSPORTATION SECURITY PROGRAM		83,277,000		3,284,000			86,561,000

TOTAL NEW APPROPRIATIONS	₱	112,056,000	₱	200,732,000		₱	312,788,000

Special Provision(s)

1. Aviation Security Fees. In addition to the amounts appropriated herein, Two Hundred Thirty Two Million One Hundred Fifty Nine Thousand Pesos (₱232,159,000) shall be used for the operating requirements of the National Civil Aviation Security Committee sourced from the collections of aviation security fees in accordance with L.O.I. No. 414-A dated June 17, 1976, as amended.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	27,581,000	₱	197,448,000		₱	225,029,000
Administration of Personnel Benefits		1,198,000					1,198,000

434	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Sub-total, General Administration and Support		28,779,000		197,448,000		226,227,000

Operations
Transportation systems secured		83,277,000		3,284,000		86,561,000

TRANSPORTATION SECURITY PROGRAM		83,277,000		3,284,000		86,561,000

Assessment of the risk vulnerability of transport facilities and infrastructure and issuance of threat advisories		32,785,000		1,374,000		34,159,000
Evaluation of capability of transport security trainors and personnel and accreditation of transport security training institutions for issuance of compliance certificates		9,862,000		72,000		9,934,000
Policy formulation and development		2,864,000		528,000		3,392,000
Audit compliance/non-compliance to security programs and plans		23,855,000		655,000		24,510,000
Evaluation of security plans for issuance of compliance certificates		13,911,000		655,000		14,566,000

Sub-total, Operations		83,277,000		3,284,000		86,561,000

TOTAL NEW APPROPRIATIONS	₱	112,056,000	₱	200,732,000	₱	312,788,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	85,850

Total Permanent Positions	85,850

Other Compensation Common to All
Personnel Economic Relief Allowance	3,936
Representation Allowance	1,068
Transportation Allowance	1,068
Clothing and Uniform Allowance	984
Mid-Year Bonus - Civilian	7,154
Year End Bonus	7,154
Cash Gift	820
Productivity Enhancement Incentive	820
Step Increment	214

Total Other Compensation Common to All	23,218

JANUARY 3, 2022	OFFICIAL GAZETTE	435
DEPARTMENT OF TRANSPORTATION

Other Benefits
PAG-IBIG Contributions	197
PhilHealth Contributions	1,396
Employees Compensation Insurance Premiums	197
Terminal Leave	1,198

Total Other Benefits	2,988

Total Personnel Services	112,056

Maintenance and Other Operating Expenses
Travelling Expenses	1,871
Training and Scholarship Expenses	102
Supplies and Materials Expenses	2,741
Utility Expenses	200
Communication Expenses	518
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	62
Professional Services	1,923
General Services	191,016
Repairs and Maintenance	723
Other Maintenance and Operating Expenses
Advertising Expenses	358
Printing and Publication Expenses	50
Representation Expenses	200
Transportation and Delivery Expenses	50
Rent/Lease Expenses	41
Other Maintenance and Operating Expenses	877

Total Maintenance and Other Operating Expenses	200,732

Total Current Operating Expenditures	312,788

TOTAL NEW APPROPRIATIONS	312,788

F. PHILIPPINE COAST GUARD

For general administration and support, support to operations, and operations, as indicated hereunder	₱	19,300,594,000

New Appropriations, by Programs

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	4,414,241,000	₱	728,507,000	₱	36,414,000	₱	5,179,162,000
Support to Operations		3,019,939,000		107,302,000				3,127,241,000
Operations		6,128,501,000		2,059,690,000		2,806,000,000		10,994,191,000

MARITIME SEARCH AND RESCUE PROGRAM		1,612,596,000		166,708,000		2,761,000,000		4,540,304,000

436	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

MARITIME SECURITY AND LAW ENFORCEMENT PROGRAM		2,109,157,000		1,604,762,000		45,000,000		3,758,919,000
MARINE ENVIRONMENTAL PROTECTION PROGRAM		1,277,391,000		40,767,000				1,318,158,000
MARITIME SAFETY PROGRAM		1,129,357,000		247,453,000				1,376,810,000

TOTAL NEW APPROPRIATIONS	₱	13,562,681,000	₱	2,895,499,000	₱	2,842,414,000	₱	19,300,594,000

Special Provisions

1. Rice Subsidy. The amount of One Hundred Fifty Two Million Six Hundred Fifty Thousand Pesos (₱152,650,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of Philippine Coast Guard (PCG).

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,630,447,000	₱	728,507,000	₱	36,414,000	₱	2,395,368,000

National Capital Region (NCR)		1,630,447,000		649,934,000		36,414,000		2,316,795,000

Central Office		1,630,447,000		649,934,000		36,414,000		2,316,795,000
Region I - Ilocos				8,443,000				8,443,000

Region I - Northwestern Luzon				8,443,000				8,443,000
Region II - Cagayan Valley				6,815,000				6,815,000

Region II - Northeastern Luzon				6,815,000				6,815,000
Region IVA - CALABARZON				8,504,000				8,504,000

Region IV-A - Southern Tagalog				8,504,000				8,504,000
Region IVB - MIMAROPA				7,143,000				7,143,000

Region IV-B - Palawan				7,143,000				7,143,000
Region V - Bicol				4,031,000				4,031,000

Region V - Bicol				4,031,000				4,031,000
Region VI - Western Visayas				7,465,000				7,465,000

Region VI - Western Visayas				7,465,000				7,465,000

JANUARY 3, 2022	OFFICIAL GAZETTE	437
DEPARTMENT OF TRANSPORTATION

Region VII - Central Visayas		11,146,000		11,146,000

Region VII - Central Visayas		11,146,000		11,146,000
Region VIII - Eastern Visayas		3,831,000		3,831,000

Region VIII - Eastern Visayas		3,831,000		3,831,000
Region IX - Zamboanga Peninsula		7,166,000		7,166,000

Region IX - Southwestern Mindanao		7,166,000		7,166,000
Region X - Northern Mindanao		7,079,000		7,079,000

Region X - Northern Mindanao		7,079,000		7,079,000
Region XI - Davao		6,950,000		6,950,000

Region XI - Southeastern Mindanao		6,950,000		6,950,000
Administration of Personnel Benefits	2,783,794,000			2,783,794,000

National Capital Region (NCR)	2,783,794,000			2,783,794,000

Central Office	2,783,794,000			2,783,794,000

Sub-total, General Administration and Support	4,414,241,000	728,507,000	36,414,000	5,179,162,000

Support to Operations
Conduct Coast Guard Training Courses	3,019,939,000	107,302,000		3,127,241,000

National Capital Region (NCR)	3,019,939,000	107,302,000		3,127,241,000

Central Office	3,019,939,000	107,302,000		3,127,241,000

Sub-total, Support to Operations	3,019,939,000	107,302,000		3,127,241,000

Operations
Maritime violations, incidents, and marine pollution reduced	6,128,501,000	2,059,690,000	2,806,000,000	10,994,191,000

MARITIME SEARCH AND RESCUE PROGRAM	1,612,596,000	166,708,000	2,761,000,000	4,540,304,000

Maritime search and rescue operations	1,029,014,000	145,724,000	1,600,000,000	2,774,738,000

National Capital Region (NCR)	1,029,014,000	143,251,000		1,172,265,000

Central Office	1,029,014,000	143,251,000		1,172,265,000
Region I - Ilocos		100,000		100,000

Region I - Northwestern Luzon		100,000		100,000
Region II - Cagayan Valley		706,000		706,000

Region II - Northeastern Luzon		706,000		706,000

438	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region IVA - CALABARZON		3,000		3,000

Region IV-A - Southern Tagalog		3,000		3,000
Region VI - Western Visayas		716,000		716,000

Region VI - Western Visayas		716,000		716,000
Region XI - Davao		948,000		948,000

Region XI - Southeastern Mindanao		948,000		948,000
Project(s)
Locally-Funded Project(s)			1,600,000,000	1,600,000,000

Acquisition of LET 410 NG fixed-wing aircraft			1,600,000,000	1,600,000,000

National Capital Region (NCR)			1,600,000,000	1,600,000,000

Central Office			1,600,000,000	1,600,000,000
Disaster response operations	583,582,000	20,984,000	1,161,000,000	1,765,566,000

National Capital Region (NCR)	583,582,000	19,208,000	1,161,000,000	1,763,790,000

Central Office	583,582,000	19,208,000	1,161,000,000	1,763,790,000
Region I - Ilocos		819,000		819,000

Region I - Northwestern Luzon		819,000		819,000
Region II - Cagayan Valley		8,000		8,000

Region II - Northeastern Luzon		8,000		8,000
Region IVA - CALABARZON		3,000		3,000

Region IV-A - Southern Tagalog		3,000		3,000
Region IVB - MIMAROPA		33,000		33,000

Region IV-B - Palawan		33,000		33,000
Region V - Bicol		186,000		186,000

Region V - Bicol		186,000		186,000
Region VI - Western Visayas		80,000		80,000

Region VI - Western Visayas		80,000		80,000
Region VII - Central Visayas		291,000		291,000

Region VII - Central Visayas		291,000		291,000
Region VIII - Eastern Visayas		42,000		42,000

Region VIII - Eastern Visayas		42,000		42,000

JANUARY 3, 2022	OFFICIAL GAZETTE	439
DEPARTMENT OF TRANSPORTATION

Region IX - Zamboanga Peninsula		42,000		42,000

Region IX - Southwestern Mindanao		42,000		42,000
Region X - Northern Mindanao		9,000		9,000

Region X - Northern Mindanao		9,000		9,000
Region XI - Davao		263,000		263,000

Region XI - Southeastern Mindanao		263,000		263,000
MARITIME SECURITY AND LAW ENFORCEMENT PROGRAM	2,109,157,000	1,604,762,000	45,000,000	3,758,919,000

Operate the National Coast Watch Center	90,248,000	7,832,000		98,080,000

National Capital Region (NCR)	90,248,000	7,832,000		98,080,000

Central Office	90,248,000	7,832,000		98,080,000
Shore operations	956,435,000	140,973,000		1,097,408,000

National Capital Region (NCR)	956,435,000	136,167,000		1,092,602,000

Central Office	956,435,000	136,167,000		1,092,602,000
Region I - Ilocos		1,232,000		1,232,000

Region I - Northwestern Luzon		1,232,000		1,232,000
Region II - Cagayan Valley		1,000		1,000

Region II - Northeastern Luzon		1,000		1,000
Region IVA - CALABARZON		2,599,000		2,599,000

Region IV-A - Southern Tagalog		2,599,000		2,599,000
Region IVB - MIMAROPA		562,000		562,000

Region IV-B - Palawan		562,000		562,000
Region V - Bicol		49,000		49,000

Region V - Bicol		49,000		49,000
Region VI - Western Visayas		344,000		344,000

Region VI - Western Visayas		344,000		344,000
Region XI - Davao		19,000		19,000

Region XI - Southeastern Mindanao		19,000		19,000
Sea based operations	1,062,474,000	1,455,957,000	45,000,000	2,563,431,000

National Capital Region (NCR)	1,062,474,000	1,338,011,000	45,000,000	2,445,485,000

Central Office	1,062,474,000	1,338,011,000	45,000,000	2,445,485,000

440	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region I - Ilocos	156,000	156,000

Region I - Northwestern Luzon	156,000	156,000
Region II - Cagayan Valley	482,000	482,000

Region II - Northeastern Luzon	482,000	482,000
Region IVA - CALABARZON	1,878,000	1,878,000

Region IV-A - Southern Tagalog	1,878,000	1,878,000
Region IVB - MIMAROPA	2,728,000	2,728,000

Region IV-B - Palawan	2,728,000	2,728,000
Region V - Bicol	4,042,000	4,042,000

Region V - Bicol	4,042,000	4,042,000
Region VI - Western Visayas	204,000	204,000

Region VI - Western Visayas	204,000	204,000
Region VII - Central Visayas	832,000	832,000

Region VII - Central Visayas	832,000	832,000
Region VIII - Eastern Visayas	1,391,000	1,391,000

Region VIII - Eastern Visayas	1,391,000	1,391,000
Region IX - Zamboanga Peninsula	1,496,000	1,496,000

Region IX - Southwestern Mindanao	1,496,000	1,496,000
Region X - Northern Mindanao	3,563,000	3,563,000

Region X - Northern Mindanao	3,563,000	3,563,000
Region XI - Davao	1,174,000	1,174,000

Region XI - Southeastern Mindanao	1,174,000	1,174,000
Project(s)
Locally-Funded Project(s)	100,000,000	100,000,000

Periodic Maintenance Service (PMS) for the Ten (10) Multi-Role Response Vessels	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	441
DEPARTMENT OF TRANSPORTATION

MARINE ENVIRONMENTAL PROTECTION PROGRAM	1,277,391,000	40,767,000	1,318,158,000

Site inspections	487,229,000	6,164,000	493,393,000

National Capital Region (NCR)	487,229,000	5,994,000	493,223,000

Central Office	487,229,000	5,994,000	493,223,000
Region I - Ilocos		113,000	113,000

Region I - Northwestern Luzon		113,000	113,000
Region VI - Western Visayas		45,000	45,000

Region VI - Western Visayas		45,000	45,000
Region XI - Davao		12,000	12,000

Region XI - Southeastern Mindanao		12,000	12,000
Site recovery activities	499,221,000	9,935,000	509,156,000

National Capital Region (NCR)	499,221,000	9,875,000	509,096,000

Central Office	499,221,000	9,875,000	509,096,000
Region I - Ilocos		1,000	1,000

Region I - Northwestern Luzon		1,000	1,000
Region IVA - CALABARZON		37,000	37,000

Region IV-A - Southern Tagalog		37,000	37,000
Region XI - Davao		22,000	22,000

Region XI - Southeastern Mindanao		22,000	22,000
Enforce laws, rules and regulations for the protection of marine environment	290,941,000	24,668,000	315,609,000

National Capital Region (NCR)	290,941,000	24,668,000	315,609,000

Central Office	290,941,000	24,668,000	315,609,000
MARITIME SAFETY PROGRAM	1,129,357,000	247,453,000	1,376,810,000

Salvage Operations	225,068,000	30,641,000	255,709,000

National Capital Region (NCR)	225,068,000	30,641,000	255,709,000

Central Office	225,068,000	30,641,000	255,709,000
Provision of aids to navigation, vessel traffic system and maritime communications	350,171,000	30,945,000	381,116,000

National Capital Region (NCR)	350,171,000	30,810,000	380,981,000

Central Office	350,171,000	30,810,000	380,981,000

442	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region I - Ilocos		2,000	2,000

Region I - Northwestern Luzon		2,000	2,000
Region IVA - CALABARZON		3,000	3,000

Region IV-A - Southern Tagalog		3,000	3,000
Region V - Bicol		57,000	57,000

Region V - Bicol		57,000	57,000
Region VI - Western Visayas		32,000	32,000

Region VI - Western Visayas		32,000	32,000
Region VII - Central Visayas		32,000	32,000

Region VII - Central Visayas		32,000	32,000
Region VIII - Eastern Visayas		9,000	9,000

Region VIII - Eastern Visayas		9,000	9,000
Enforce flag and port state control inspections	304,057,000	179,827,000	483,884,000

National Capital Region (NCR)	304,057,000	156,994,000	461,051,000

Central Office	304,057,000	156,994,000	461,051,000
Region I - Ilocos		1,585,000	1,585,000

Region I - Northwestern Luzon		1,585,000	1,585,000
Region II - Cagayan Valley		519,000	519,000

Region II - Northeastern Luzon		519,000	519,000
Region IVA - CALABARZON		5,659,000	5,659,000

Region IV-A - Southern Tagalog		5,659,000	5,659,000
Region IVB - MIMAROPA		1,068,000	1,068,000

Region IV-B - Palawan		1,068,000	1,068,000
Region V - Bicol		1,936,000	1,936,000

Region V - Bicol		1,936,000	1,936,000
Region VI - Western Visayas		3,558,000	3,558,000

Region VI - Western Visayas		3,558,000	3,558,000
Region VII - Central Visayas		1,357,000	1,357,000

Region VII - Central Visayas		1,357,000	1,357,000

JANUARY 3, 2022	OFFICIAL GAZETTE	443
DEPARTMENT OF TRANSPORTATION

Region VIII - Eastern Visayas				703,000				703,000

Region VIII - Eastern Visayas				703,000				703,000
Region IX - Zamboanga Peninsula				2,332,000				2,332,000

Region IX - Southwestern Mindanao				2,332,000				2,332,000
Region X - Northern Mindanao				1,808,000				1,808,000

Region X - Northern Mindanao				1,808,000				1,808,000
Region XI - Davao				2,308,000				2,308,000

Region XI - Southeastern Mindanao				2,308,000				2,308,000
Enforce salvage regulations		250,061,000		6,040,000				256,101,000

National Capital Region (NCR)		250,061,000		6,040,000				256,101,000

Central Office		250,061,000		6,040,000				256,101,000

Sub-total, Operations		6,128,501,000		2,059,690,000		2,806,000,000		10,994,191,000

TOTAL NEW APPROPRIATIONS	₱	13,562,681,000	₱	2,895,499,000	₱	2,842,414,000	₱	19,300,594,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								86,248

Total Permanent Positions								86,248

Other Compensation Common to All
Personnel Economic Relief Allowance								9,192
Clothing and Uniform Allowance								2,298
Mid-Year Bonus - Civilian								7,187
Year End Bonus								7,187
Cash Gift								1,915
Productivity Enhancement Incentive								1,915
Step Increment								216

Total Other Compensation Common to All								29,910

Other Compensation for Specific Groups
Magna Carta for Public Health Workers								19,740

Total Other Compensation for Specific Groups								19,740

444	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Other Benefits
PAG-IBIG Contributions	460
PhilHealth Contributions	1,508
Employees Compensation Insurance Premiums	460

Total Other Benefits	2,428

Non-Permanent Positions	2,815

Total Civilian Personnel	141,141

Military/Uniformed Personnel
Basic Pay
Base Pay	6,628,569

Total Basic Pay	6,628,569

Other Compensation Common to All
Personnel Economic Relief Allowance	440,568
Clothing/ Uniform Allowance	82,672
Subsistence Allowance	1,005,048
Laundry Allowance	6,775
Quarters Allowance	89,363
Longevity Pay	491,393
Mid-Year Bonus - Military/Uniformed Personnel	552,382
Year-end Bonus	552,382
Cash Gift	91,785
Productivity Enhancement Incentive	91,785

Total Other Compensation Common to All	3,404,153

Other Compensation for Specific Groups
High Risk Duty Pay	8,589
Hazardous Duty Pay	85,594
Flying Pay	26,352
Overseas Allowance	15,150
Sea Duty Pay	134,602
Hazard Duty Pay	109,707
Instructor’s Duty Pay	57,194
Lump-sum for Fillng of Positions - Military/Uniformed Personnel (MUP)	2,599,817

Total Other Compensation for Specific Groups	3,037,005

Other Benefits
Special Group Term Insurance	1,321
PAG-IBIG Contributions	22,028
PhilHealth Contributions	122,459
Employees Compensation Insurance Premiums	22,028
Retirement Gratuity	89,995
Terminal Leave	93,982

Total Other Benefits	351,813

JANUARY 3, 2022	OFFICIAL GAZETTE	445
DEPARTMENT OF TRANSPORTATION

Total Military/Uniformed Personnel	13,421,540

Total Personnel Services	13,562,681

Maintenance and Other Operating Expenses
Travelling Expenses	18,803
Training and Scholarship Expenses	59,797
Supplies and Materials Expenses	1,834,701
Utility Expenses	96,308
Communication Expenses	36,672
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	10,000
Professional Services	30,815
General Services	308
Repairs and Maintenance	279,548
Financial Assistance/Subsidy	137,147
Taxes, Insurance Premiums and Other Fees	96,103
Labor and Wages	7
Other Maintenance and Operating Expenses
Advertising Expenses	80
Printing and Publication Expenses	4,896
Representation Expenses	59,389
Transportation and Delivery Expenses	221
Rent/Lease Expenses	46,847
Subscription Expenses	52
Other Maintenance and Operating Expenses	183,805

Total Maintenance and Other Operating Expenses	2,895,499

Total Current Operating Expenditures	16,458,180

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	36,414
Transportation Equipment Outlay	2,806,000

Total Capital Outlays	2,842,414

TOTAL NEW APPROPRIATIONS	19,300,594

G. TOLL REGULATORY BOARD

For general administration and support, and operations, as indicated hereunder	₱	34,075,000

New Appropriations, by Programs

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	7,889,000	₱	10,184,000		₱	18,073,000
Operations		9,412,000		6,590,000			16,002,000

446	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

TOLLWAY REGULATORY PROGRAM		9,412,000		6,590,000		16,002,000

TOTAL NEW APPROPRIATIONS	₱	17,301,000	₱	16,774,000	₱	34,075,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	7,889,000	₱	10,184,000		₱	18,073,000

Sub-total, General Administration and Support		7,889,000		10,184,000			18,073,000

Operations
Tollway regulatory services improved		9,412,000		6,590,000			16,002,000

TOLLWAY REGULATORY PROGRAM		9,412,000		6,590,000			16,002,000

Evaluation and granting of tollway franchise and/or tollway operation permits/certificates		1,376,000		1,448,000			2,824,000
Regulation and examination of tollway operations and maintenance		3,552,000		1,587,000			5,139,000
Regulation and construction supervision of tollways, toll facilities and BOT projects		3,235,000		2,762,000			5,997,000
Toll rate setting and adjustment		1,249,000		793,000			2,042,000

Sub-total, Operations		9,412,000		6,590,000			16,002,000

TOTAL NEW APPROPRIATIONS	₱	17,301,000	₱	16,774,000		₱	34,075,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	13,393

JANUARY 3, 2022	OFFICIAL GAZETTE	447
DEPARTMENT OF TRANSPORTATION

Total Permanent Positions	13,393

Other Compensation Common to All
Personnel Economic Relief Allowance	624
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	156
Mid-Year Bonus - Civilian	1,117
Year End Bonus	1,117
Cash Gift	130
Productivity Enhancement Incentive	130
Step Increment	33

Total Other Compensation Common to All	3,631

Other Benefits
PAG-IBIG Contributions	31
PhilHealth Contributions	215
Employees Compensation Insurance Premiums	31

Total Other Benefits	277

Total Personnel Services	17,301

Maintenance and Other Operating Expenses
Travelling Expenses	200
Training and Scholarship Expenses	250
Supplies and Materials Expenses	752
Utility Expenses	770
Communication Expenses	366
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	4,898
General Services	2,181
Repairs and Maintenance	735
Taxes, Insurance Premiums and Other Fees	154
Other Maintenance and Operating Expenses
Representation Expenses	200
Rent/Lease Expenses	6,120
Subscription Expenses	12

Total Maintenance and Other Operating Expenses	16,774

Total Current Operating Expenditures	34,075

TOTAL NEW APPROPRIATIONS	34,075

448	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

GENERAL SUMMARY

DEPARTMENT OF TRANSPORTATION

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	2,453,396,000	₱	25,328,945,000	₱	7,888,000	₱	26,651,487,000	₱	54,441,716,000
B. CIVIL AERONAUTICS BOARD		148,200,000		65,598,000				2,475,000		216,273,000
C. MARITIME INDUSTRY AUTHORITY		441,072,000		353,129,000				115,000,000		909,201,000
D. OFFICE OF TRANSPORTATION COOPERATIVES		21,890,000		11,195,000						33,085,000
E. OFFICE FOR TRANSPORTATION SECURITY		112,056,000		200,732,000						312,788,000
F. PHILIPPINE COAST GUARD		13,562,681,000		2,895,499,000				2,842,414,000		19,300,594,000
G. TOLL REGULATORY BOARD		17,301,000		16,774,000						34,075,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF TRANSPORTATION	₱	16,756,596,000	₱	28,871,872,000	₱	7,888,000	₱	29,611,376,000	₱	75,247,732,000

JANUARY 3, 2022	OFFICIAL GAZETTE	449
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

XXVI. NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,719,892,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	301,108,000	₱	147,601,000	₱	266,940,000	₱	715,649,000
Support to Operations		54,449,000		12,717,000		5,025,000		72,191,000
Operations		562,898,000		369,154,000				932,052,000

SOCIO-ECONOMIC POLICY AND PLANNING PROGRAM		287,831,000		254,530,000				542,361,000
NATIONAL INVESTMENT PROGRAMMING PROGRAM		147,176,000		23,885,000				171,061,000
NATIONAL DEVELOPMENT MONITORING AND EVALUATION PROGRAM		127,891,000		90,739,000				218,630,000

TOTAL NEW APPROPRIATIONS	₱	918,455,000	₱	529,472,000	₱	271,965,000	₱	1,719,892,000

Special Provision(s)

1. Build-Operate-Transfer and Official Development Assistance. The NEDA shall evaluate build-operate-transfer and official development assistance loan-funded projects to determine their technical, financial, economic and social viability.

2. Appropriations for Regional Development Councils. The amount appropriated herein for the Regional Development Councils (RDCs) shall be allocated among, and released directly to, the fifteen (15) RDCs to be used for their operations, including the monitoring of development projects undertaken by agencies and special development authorities in their respective regions.

3. Public Investment Program. The NEDA shall submit a copy of the Public Investment Program (PIP) and its updates, to the House Committee on Appropriations, Senate Committee on Finance, and Committees on Economic Affairs of both Houses of Congress.

4. Gross National Happiness. The NEDA shall ensure that the implementation of projects and activities authorized under this Act should contribute towards the improvement of the level of happiness in the country as measured through the four pillars of the Bhutanese concept of gross national happiness - good governance, sustainable socio-economic development, preservation and promotion of culture, and environmental conservation.

5. Low-Cost and Socialized Housing in the Vicinity of Train Stations. In support of the Balik Probinsya Program in Luzon and consistent with regional spatial strategies, the NEDA, through its offices in Regions III, IV-A, V and NCR, shall support the Department of Human Settlements and Urban Development (DHSUD) and the Department of Transportation (DOTr) in increasing the scope for low-cost and socialized housing in the vicinity of train stations and along roads approaching the upcoming train stations. Among other things, NEDA may: (i) Update the definition of the project footprint for DOTr rail projects to include the specification of land parcels to be used for the resettlement of persons and communities displaced by government possession of project right-of-way; and (ii) Specify NG-LGU cost-sharing rules for projects that contribute both to increased train ridership and urban development around and towards the transit stations.

6. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

7. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

450	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	296,384,000	₱	146,145,000	₱	266,940,000	₱	709,469,000

National Capital Region (NCR)		124,811,000		68,284,000		218,960,000		412,055,000

Central Office		124,811,000		68,284,000		218,960,000		412,055,000
Region I - Ilocos		11,177,000		4,328,000		4,558,000		20,063,000

Regional Office - I		11,177,000		4,328,000		4,558,000		20,063,000
Cordillera Administrative Region (CAR)		9,769,000		4,172,000		5,358,000		19,299,000

Regional Office - CAR		9,769,000		4,172,000		5,358,000		19,299,000
Region II - Cagayan Valley		12,820,000		4,229,000		4,008,000		21,057,000

Regional Office - II		12,820,000		4,229,000		4,008,000		21,057,000
Region III - Central Luzon		11,021,000		5,731,000		2,008,000		18,760,000

Regional Office - III		11,021,000		5,731,000		2,008,000		18,760,000
Region IVA - CALABARZON		10,044,000		5,761,000		3,058,000		18,863,000

Regional Office - IVA		10,044,000		5,761,000		3,058,000		18,863,000
Region IVB - MIMAROPA		9,047,000		5,366,000		3,208,000		17,621,000

Regional Office - IVB		9,047,000		5,366,000		3,208,000		17,621,000
Region V - Bicol		12,521,000		3,246,000		3,208,000		18,975,000

Regional Office - V		12,521,000		3,246,000		3,208,000		18,975,000
Region VI - Western Visayas		11,326,000		3,787,000		3,208,000		18,321,000

Regional Office - VI		11,326,000		3,787,000		3,208,000		18,321,000
Region VII - Central Visayas		11,782,000		5,566,000		2,008,000		19,356,000

Regional Office - VII		11,782,000		5,566,000		2,008,000		19,356,000
Region VIII - Eastern Visayas		12,341,000		5,057,000		2,008,000		19,406,000

Regional Office - VIII		12,341,000		5,057,000		2,008,000		19,406,000
Region IX - Zamboanga Peninsula		10,615,000		7,771,000		3,208,000		21,594,000

JANUARY 3, 2022	OFFICIAL GAZETTE	451
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Regional Office - IX	10,615,000	7,771,000	3,208,000	21,594,000
Region X - Northern Mindanao	13,700,000	3,922,000	2,958,000	20,580,000

Regional Office - X	13,700,000	3,922,000	2,958,000	20,580,000
Region XI - Davao	10,239,000	7,549,000	3,218,000	21,006,000

Regional Office - XI	10,239,000	7,549,000	3,218,000	21,006,000
Region XII - SOCCSKSARGEN	12,557,000	6,001,000	3,208,000	21,766,000

Regional Office - XII	12,557,000	6,001,000	3,208,000	21,766,000
Region XIII - Caraga	12,614,000	5,375,000	2,758,000	20,747,000

Regional Office - XIII	12,614,000	5,375,000	2,758,000	20,747,000
Legislative liaison services	3,398,000	733,000		4,131,000

National Capital Region (NCR)	3,398,000	733,000		4,131,000

Central Office	3,398,000	733,000		4,131,000
Human resource development		723,000		723,000

National Capital Region (NCR)		723,000		723,000

Central Office		723,000		723,000
Administration of Personnel Benefits	1,326,000			1,326,000

National Capital Region (NCR)	117,000			117,000

Central Office	117,000			117,000
Cordillera Administrative Region (CAR)	212,000			212,000

Regional Office - CAR	212,000			212,000
Region III - Central Luzon	310,000			310,000

Regional Office - III	310,000			310,000
Region XI - Davao	687,000			687,000

Regional Office - XI	687,000			687,000

Sub-total, General Administration and Support	301,108,000	147,601,000	266,940,000	715,649,000

Support to Operations
Internal planning and management services	4,901,000	3,378,000		8,279,000

National Capital Region (NCR)	4,901,000	3,378,000		8,279,000

Central Office	4,901,000	3,378,000		8,279,000

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GENERAL APPROPRIATIONS ACT, FY 2022

Public relations, multimedia development, and knowledge management	15,527,000	3,817,000		19,344,000

National Capital Region (NCR)	15,527,000	3,817,000		19,344,000

Central Office	15,527,000	3,817,000		19,344,000
Internal information and communications technology (ICT) services	18,090,000	2,003,000		20,093,000

National Capital Region (NCR)	15,612,000	2,003,000		17,615,000

Central Office	15,612,000	2,003,000		17,615,000
Region VII - Central Visayas	1,021,000			1,021,000

Regional Office - VII	1,021,000			1,021,000
Region VIII - Eastern Visayas	1,021,000			1,021,000

Regional Office - VIII	1,021,000			1,021,000
Region XII - SOCCSKSARGEN	436,000			436,000

Regional Office - XII	436,000			436,000
Legal services	15,931,000	2,749,000		18,680,000

National Capital Region (NCR)	15,931,000	2,749,000		18,680,000

Central Office	15,931,000	2,749,000		18,680,000
Project(s)
Locally-Funded Project(s)		770,000	5,025,000	5,795,000

Implementation of the Management Information System		770,000	5,025,000	5,795,000

National Capital Region (NCR)		770,000	5,025,000	5,795,000

Central Office		770,000	5,025,000	5,795,000

Sub-total, Support to Operations	54,449,000	12,717,000	5,025,000	72,191,000

Operations
Sound economic and development management effected	562,898,000	369,154,000		932,052,000

SOCIO-ECONOMIC POLICY AND PLANNING PROGRAM	287,831,000	254,530,000		542,361,000

Coordination of Formulation and Updating of National, Inter-regional, Regional and Sectoral Socio-economic, Physical and Development Policies and Plans	144,057,000	67,829,000		211,886,000

National Capital Region (NCR)	67,816,000	60,173,000		127,989,000

Central Office	67,816,000	60,173,000		127,989,000

JANUARY 3, 2022	OFFICIAL GAZETTE	453
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Region I - Ilocos	4,373,000	746,000	5,119,000

Regional Office - I	4,373,000	746,000	5,119,000
Cordillera Administrative Region (CAR)	3,810,000	599,000	4,409,000

Regional Office - CAR	3,810,000	599,000	4,409,000
Region II - Cagayan Valley	5,383,000	120,000	5,503,000

Regional Office - II	5,383,000	120,000	5,503,000
Region III - Central Luzon	5,837,000	340,000	6,177,000

Regional Office - III	5,837,000	340,000	6,177,000
Region IVA - CALABARZON	4,384,000	941,000	5,325,000

Regional Office - IVA	4,384,000	941,000	5,325,000
Region IVB - MIMAROPA	4,264,000	1,654,000	5,918,000

Regional Office - IVB	4,264,000	1,654,000	5,918,000
Region V - Bicol	5,837,000	193,000	6,030,000

Regional Office - V	5,837,000	193,000	6,030,000
Region VI - Western Visayas	5,890,000	284,000	6,174,000

Regional Office - VI	5,890,000	284,000	6,174,000
Region VII - Central Visayas	5,932,000	369,000	6,301,000

Regional Office - VII	5,932,000	369,000	6,301,000
Region VIII - Eastern Visayas	5,853,000	672,000	6,525,000

Regional Office - VIII	5,853,000	672,000	6,525,000
Region IX - Zamboanga Peninsula	7,472,000	465,000	7,937,000

Regional Office - IX	7,472,000	465,000	7,937,000
Region X - Northern Mindanao	2,975,000	482,000	3,457,000

Regional Office - X	2,975,000	482,000	3,457,000
Region XI - Davao	4,443,000	257,000	4,700,000

Regional Office - XI	4,443,000	257,000	4,700,000
Region XII - SOCCSKSARGEN	5,855,000	290,000	6,145,000

Regional Office - XII	5,855,000	290,000	6,145,000
Region XIII - Caraga	3,933,000	244,000	4,177,000

Regional Office - XIII	3,933,000	244,000	4,177,000

454	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Provision of Technical and Secretariat Support Services to the NEDA Board and its Committees and other Inter-Agency Committees	9,157,000	93,465,000	102,622,000

National Capital Region (NCR)	9,157,000	92,807,000	101,964,000

Central Office	9,157,000	92,807,000	101,964,000
Region III - Central Luzon		21,000	21,000

Regional Office - III		21,000	21,000
Region IVB - MIMAROPA		84,000	84,000

Regional Office - IVB		84,000	84,000
Region V - Bicol		78,000	78,000

Regional Office - V		78,000	78,000
Region VI - Western Visayas		84,000	84,000

Regional Office - VI		84,000	84,000
Region IX - Zamboanga Peninsula		87,000	87,000

Regional Office - IX		87,000	87,000
Region XI - Davao		220,000	220,000

Regional Office - XI		220,000	220,000
Region XII - SOCCSKSARGEN		84,000	84,000

Regional Office - XII		84,000	84,000
Provision of Support Services to Regional Development Councils	19,743,000	64,786,000	84,529,000

National Capital Region (NCR)		825,000	825,000

Central Office		825,000	825,000
Region I - Ilocos	1,626,000	3,233,000	4,859,000

Regional Development Council - I	1,626,000	3,233,000	4,859,000
Cordillera Administrative Region (CAR)	2,097,000	15,307,000	17,404,000

Regional Office - CAR		44,000	44,000
Regional Development Council - CAR	2,097,000	15,263,000	17,360,000
Region II - Cagayan Valley	588,000	3,450,000	4,038,000

Regional Office - II		48,000	48,000
Regional Development Council - II	588,000	3,402,000	3,990,000

JANUARY 3, 2022	OFFICIAL GAZETTE	455
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Region III - Central Luzon	490,000	2,844,000	3,334,000

Regional Office - III		24,000	24,000
Regional Development Council - III	490,000	2,820,000	3,310,000
Region IVA - CALABARZON	1,481,000	5,023,000	6,504,000

Regional Office - IVA		85,000	85,000
Regional Development Council - IVA	1,481,000	4,938,000	6,419,000
Region IVB - MIMAROPA	808,000	3,298,000	4,106,000

Regional Office - IVB		54,000	54,000
Regional Development Council - IVB	808,000	3,244,000	4,052,000
Region V - Bicol	766,000	3,513,000	4,279,000

Regional Office - V		70,000	70,000
Regional Development Council - V	766,000	3,443,000	4,209,000
Region VI - Western Visayas	1,223,000	3,192,000	4,415,000

Regional Office - VI		36,000	36,000
Regional Development Council - VI	1,223,000	3,156,000	4,379,000
Region VII - Central Visayas	1,218,000	3,704,000	4,922,000

Regional Development Council - VII	1,218,000	3,704,000	4,922,000
Region VIII - Eastern Visayas	1,857,000	3,848,000	5,705,000

Regional Office - VIII		161,000	161,000
Regional Development Council - VIII	1,857,000	3,687,000	5,544,000
Region IX - Zamboanga Peninsula	1,712,000	3,365,000	5,077,000

Regional Office - IX		156,000	156,000
Regional Development Council - IX	1,712,000	3,209,000	4,921,000
Region X - Northern Mindanao	1,563,000	3,259,000	4,822,000

Regional Office - X		97,000	97,000
Regional Development Council - X	1,563,000	3,162,000	4,725,000
Region XI - Davao	956,000	3,321,000	4,277,000

Regional Office - XI		49,000	49,000
Regional Development Council - XI	956,000	3,272,000	4,228,000
Region XII - SOCCSKSARGEN	1,642,000	3,296,000	4,938,000

456	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Regional Office - XII		29,000	29,000
Regional Development Council - XII	1,642,000	3,267,000	4,909,000
Region XIII - Caraga	1,716,000	3,308,000	5,024,000

Regional Office - XIII		76,000	76,000
Regional Development Council - XIII	1,716,000	3,232,000	4,948,000
Provision of Advisory Services and Assistance to the President, Cabinet, Congress, Inter-Agency Bodies, and other Government Entities and Instrumentalities on Socio-Economic and Development Matters	114,874,000	11,267,000	126,141,000

National Capital Region (NCR)	36,845,000	7,651,000	44,496,000

Central Office	36,845,000	7,651,000	44,496,000
Region I - Ilocos	5,941,000	432,000	6,373,000

Regional Office - I	5,941,000	432,000	6,373,000
Cordillera Administrative Region (CAR)	4,705,000	293,000	4,998,000

Regional Office - CAR	4,705,000	293,000	4,998,000
Region II - Cagayan Valley	5,338,000	82,000	5,420,000

Regional Office - II	5,338,000	82,000	5,420,000
Region III - Central Luzon	5,447,000	277,000	5,724,000

Regional Office - III	5,447,000	277,000	5,724,000
Region IVA - CALABARZON	5,809,000	679,000	6,488,000

Regional Office - IVA	5,809,000	679,000	6,488,000
Region IVB - MIMAROPA	5,798,000	132,000	5,930,000

Regional Office - IVB	5,798,000	132,000	5,930,000
Region V - Bicol	5,338,000	238,000	5,576,000

Regional Office - V	5,338,000	238,000	5,576,000
Region VI - Western Visayas	5,381,000	189,000	5,570,000

Regional Office - VI	5,381,000	189,000	5,570,000
Region VII - Central Visayas	5,366,000	429,000	5,795,000

Regional Office - VII	5,366,000	429,000	5,795,000
Region VIII - Eastern Visayas	6,504,000	411,000	6,915,000

Regional Office - VIII	6,504,000	411,000	6,915,000

JANUARY 3, 2022	OFFICIAL GAZETTE	457
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Region IX - Zamboanga Peninsula	3,378,000	163,000	3,541,000

Regional Office - IX	3,378,000	163,000	3,541,000
Region X - Northern Mindanao	4,732,000	78,000	4,810,000

Regional Office - X	4,732,000	78,000	4,810,000
Region XI - Davao	2,585,000	86,000	2,671,000

Regional Office - XI	2,585,000	86,000	2,671,000
Region XII - SOCCSKSARGEN	5,841,000	47,000	5,888,000

Regional Office - XII	5,841,000	47,000	5,888,000
Region XIII - Caraga	5,866,000	80,000	5,946,000

Regional Office - XIII	5,866,000	80,000	5,946,000
Project(s)
Locally-Funded Project(s)		17,183,000	17,183,000

Provision of Secretariat Services to the National Innovation Council		17,183,000	17,183,000

National Capital Region (NCR)		17,183,000	17,183,000

Central Office		17,183,000	17,183,000
NATIONAL INVESTMENT PROGRAMMING PROGRAM	147,176,000	23,885,000	171,061,000

Provision of Technical and Secretariat Support Services to the Investment Coordination Committee and the Infrastructure Committee	3,704,000	989,000	4,693,000

National Capital Region (NCR)	3,704,000	989,000	4,693,000

Central Office	3,704,000	989,000	4,693,000
Coordination of the Formulation and Updating of Public Investment Programs	114,063,000	8,780,000	122,843,000

National Capital Region (NCR)	34,544,000	3,510,000	38,054,000

Central Office	34,544,000	3,510,000	38,054,000
Region I - Ilocos	5,919,000	364,000	6,283,000

Regional Office - I	5,919,000	364,000	6,283,000
Cordillera Administrative Region (CAR)	5,953,000	271,000	6,224,000

Regional Office - CAR	5,953,000	271,000	6,224,000
Region II - Cagayan Valley	5,775,000	147,000	5,922,000

Regional Office - II	5,775,000	147,000	5,922,000

458	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region III - Central Luzon	5,468,000	316,000	5,784,000

Regional Office - III	5,468,000	316,000	5,784,000
Region IVA - CALABARZON	5,408,000	984,000	6,392,000

Regional Office - IVA	5,408,000	984,000	6,392,000
Region IVB - MIMAROPA	3,698,000	455,000	4,153,000

Regional Office - IVB	3,698,000	455,000	4,153,000
Region V - Bicol	5,449,000	183,000	5,632,000

Regional Office - V	5,449,000	183,000	5,632,000
Region VI - Western Visayas	5,444,000	119,000	5,563,000

Regional Office - VI	5,444,000	119,000	5,563,000
Region VII - Central Visayas	3,944,000	433,000	4,377,000

Regional Office - VII	3,944,000	433,000	4,377,000
Region VIII - Eastern Visayas	4,240,000	508,000	4,748,000

Regional Office - VIII	4,240,000	508,000	4,748,000
Region IX - Zamboanga Peninsula	5,902,000	540,000	6,442,000

Regional Office - IX	5,902,000	540,000	6,442,000
Region X - Northern Mindanao	5,126,000	354,000	5,480,000

Regional Office - X	5,126,000	354,000	5,480,000
Region XI - Davao	5,380,000	221,000	5,601,000

Regional Office - XI	5,380,000	221,000	5,601,000
Region XII - SOCCSKSARGEN	5,976,000	279,000	6,255,000

Regional Office - XII	5,976,000	279,000	6,255,000
Region XIII - Caraga	5,837,000	96,000	5,933,000

Regional Office - XIII	5,837,000	96,000	5,933,000
Appraisal of Proposed Projects for Official Development Assistance, Local Financing, and for Public-Private Partnership Implementation	12,609,000	2,528,000	15,137,000

National Capital Region (NCR)	12,609,000	2,528,000	15,137,000

Central Office	12,609,000	2,528,000	15,137,000
Coordination of the Programming of Official Development Assistance in the Form of Grants and Concessional Loans	16,800,000	2,968,000	19,768,000

JANUARY 3, 2022	OFFICIAL GAZETTE	459
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

National Capital Region (NCR)	16,800,000	2,968,000	19,768,000

Central Office	16,800,000	2,968,000	19,768,000
Project(s)
Locally-Funded Project(s)		8,620,000	8,620,000

Value Engineering/Value Analysis (VE/VA) Project		8,620,000	8,620,000

National Capital Region (NCR)		8,620,000	8,620,000

Central Office		8,620,000	8,620,000
NATIONAL DEVELOPMENT MONITORING AND EVALUATION PROGRAM	127,891,000	90,739,000	218,630,000

Monitoring and Evaluation of the Implementation of Plans, Programs, Policies and Projects	127,891,000	89,007,000	216,898,000

National Capital Region (NCR)	45,250,000	77,174,000	122,424,000

Central Office	45,250,000	77,174,000	122,424,000
Region I - Ilocos	4,752,000	839,000	5,591,000

Regional Office - I	4,752,000	355,000	5,107,000
Regional Development Council - I		484,000	484,000
Cordillera Administrative Region (CAR)	5,992,000	613,000	6,605,000

Regional Office - CAR	5,992,000	141,000	6,133,000
Regional Development Council - CAR		472,000	472,000
Region II - Cagayan Valley	5,805,000	541,000	6,346,000

Regional Office - II	5,805,000	82,000	5,887,000
Regional Development Council - II		459,000	459,000
Region III - Central Luzon	6,015,000	765,000	6,780,000

Regional Office - III	6,015,000	280,000	6,295,000
Regional Development Council - III		485,000	485,000
Region IVA - CALABARZON	5,328,000	1,269,000	6,597,000

Regional Office - IVA	5,328,000	311,000	5,639,000
Regional Development Council - IVA		958,000	958,000
Region IVB - MIMAROPA	4,863,000	556,000	5,419,000

Regional Office - IVB	4,863,000	240,000	5,103,000
Regional Development Council - IVB		316,000	316,000

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Region V - Bicol	5,891,000	821,000	6,712,000

Regional Office - V	5,891,000	163,000	6,054,000
Regional Development Council - V		658,000	658,000
Region VI - Western Visayas	5,893,000	740,000	6,633,000

Regional Office - VI	5,893,000	174,000	6,067,000
Regional Development Council - VI		566,000	566,000
Region VII - Central Visayas	4,569,000	1,016,000	5,585,000

Regional Office - VII	4,569,000	332,000	4,901,000
Regional Development Council - VII		684,000	684,000
Region VIII - Eastern Visayas	4,648,000	956,000	5,604,000

Regional Office - VIII	4,648,000	239,000	4,887,000
Regional Development Council - VIII		717,000	717,000
Region IX - Zamboanga Peninsula	5,329,000	947,000	6,276,000

Regional Office - IX	5,329,000	173,000	5,502,000
Regional Development Council - IX		774,000	774,000
Region X - Northern Mindanao	5,818,000	939,000	6,757,000

Regional Office - X	5,818,000	74,000	5,892,000
Regional Development Council - X		865,000	865,000
Region XI - Davao	5,851,000	701,000	6,552,000

Regional Office - XI	5,851,000	72,000	5,923,000
Regional Development Council - XI		629,000	629,000
Region XII - SOCCSKSARGEN	5,978,000	536,000	6,514,000

Regional Office - XII	5,978,000	30,000	6,008,000
Regional Development Council - XII		506,000	506,000
Region XIII - Caraga	5,909,000	594,000	6,503,000

Regional Office - XIII	5,909,000	58,000	5,967,000
Regional Development Council - XIII		536,000	536,000
Evaluation Services Pursuant to Laws, Rules and Regulations, and other Issuances		1,732,000	1,732,000

National Capital Region (NCR)		1,732,000	1,732,000

Central Office		1,732,000	1,732,000

JANUARY 3, 2022	OFFICIAL GAZETTE	461
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Sub-total, Operations		562,898,000		369,154,000				932,052,000

TOTAL NEW APPROPRIATIONS	₱	918,455,000	₱	529,472,000	₱	271,965,000	₱	1,719,892,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								685,521

Total Permanent Positions								685,521

Other Compensation Common to All
Personnel Economic Relief Allowance								27,360
Representation Allowance								11,880
Transportation Allowance								11,880
Clothing and Uniform Allowance								6,840
Mid-Year Bonus - Civilian								57,130
Year End Bonus								57,130
Cash Gift								5,700
Per Diems								32,931
Productivity Enhancement Incentive								5,700
Step Increment								1,713

Total Other Compensation Common to All								218,264

Other Benefits
PAG-IBIG Contributions								1,354
PhilHealth Contributions								10,636
Employees Compensation Insurance Premiums								1,354
Terminal Leave								1,326

Total Other Benefits								14,670

Total Personnel Services								918,455

Maintenance and Other Operating Expenses
Travelling Expenses								45,989
Training and Scholarship Expenses								24,424
Supplies and Materials Expenses								48,657
Utility Expenses								35,069
Communication Expenses								24,732
Survey, Research, Exploration and Development Expenses								40,763
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses								5,432
Professional Services								90,029
General Services								77,612
Repairs and Maintenance								19,805
Taxes, Insurance Premiums and Other Fees								6,658

462	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Other Maintenance and Operating Expenses
Advertising Expenses	508
Printing and Publication Expenses	7,339
Representation Expenses	53,666
Transportation and Delivery Expenses	493
Rent/Lease Expenses	9,485
Membership Dues and Contributions to Organizations	608
Subscription Expenses	38,104
Other Maintenance and Operating Expenses	99

Total Maintenance and Other Operating Expenses	529,472

Total Current Operating Expenditures	1,447,927

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures Outlay	176,089
Machinery and Equipment Outlay	34,416
Transportation and Equipment Outlay	61,460

Total Capital Outlays	271,965

TOTAL NEW APPROPRIATIONS	1,719,892

B. COMMISSION ON POPULATION AND DEVELOPMENT

For general administration and support, and operations, as indicated hereunder	₱	520,991,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	111,468,000	₱	80,262,000	₱	13,440,000	₱	205,170,000
Operations		113,759,000		202,062,000				315,821,000

PHILIPPINE POPULATION MANAGEMENT PROGRAM		113,759,000		202,062,000				315,821,000

TOTAL NEW APPROPRIATIONS	₱	225,227,000	₱	282,324,000	₱	13,440,000	₱	520,991,000

Special Provision(s)

1. Social Protection Program for Adolescent Mothers and Their Children. The Commission on Population and Development (CPD) and the Department of Social Welfare and Development (DSWD) shall formulate and implement the Social Protection Program for Adolescent Mothers and Their Children (SPPAMC).

The CPD may also request financial assistance from DSWD under its Social Protection Program to implement approved interventions which may be transferred to and managed by CPD subject to conditions under a Memorandum of Agreement and existing government accounting rules and regulations. The CPD shall also recommend policy measures towards the institutionalization of SPPAMC as an integral part of the Social Protection Program in the country.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

JANUARY 3, 2022	OFFICIAL GAZETTE	463
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱108,405,000	₱80,262,000	₱13,440,000	₱202,107,000

National Capital Region (NCR)	41,779,000	49,065,000	13,440,000	104,284,000

Central Office	37,004,000	47,418,000	13,440,000	97,862,000
National Capital Region	4,775,000	1,647,000		6,422,000
Region I - Ilocos	5,113,000	2,550,000		7,663,000

Regional Office - I	5,113,000	2,550,000		7,663,000
Cordillera Administrative Region (CAR)	4,719,000	2,247,000		6,966,000

Regional Office - CAR	4,719,000	2,247,000		6,966,000
Region II - Cagayan Valley	4,640,000	2,198,000		6,838,000

Regional Office - II	4,640,000	2,198,000		6,838,000
Region III - Central Luzon	4,375,000	1,870,000		6,245,000

Regional Office - III	4,375,000	1,870,000		6,245,000
Region IVA - CALABARZON	4,663,000	3,052,000		7,715,000

Regional Office - IVA	4,663,000	3,052,000		7,715,000
Region IVB - MIMAROPA	1,364,000	766,000		2,130,000

Regional Office - IVB	1,364,000	766,000		2,130,000
Region V - Bicol	4,892,000	1,610,000		6,502,000

Regional Office - V	4,892,000	1,610,000		6,502,000
Region VI - Western Visayas	4,481,000	2,649,000		7,130,000

Regional Office - VI	4,481,000	2,649,000		7,130,000
Region VII - Central Visayas	4,325,000	1,865,000		6,190,000

Regional Office - VII	4,325,000	1,865,000		6,190,000

464	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region VIII - Eastern Visayas	5,009,000	2,286,000		7,295,000

Regional Office - VIII	5,009,000	2,286,000		7,295,000
Region IX - Zamboanga Peninsula	3,705,000	2,417,000		6,122,000

Regional Office - IX	3,705,000	2,417,000		6,122,000
Region X - Northern Mindanao	4,485,000	1,804,000		6,289,000

Regional Office - X	4,485,000	1,804,000		6,289,000
Region XI - Davao	4,712,000	2,263,000		6,975,000

Regional Office - XI	4,712,000	2,263,000		6,975,000
Region XII - SOCCSKSARGEN	4,855,000	1,700,000		6,555,000

Regional Office - XII	4,855,000	1,700,000		6,555,000
Region XIII - Caraga	5,288,000	1,920,000		7,208,000

Regional Office - XIII	5,288,000	1,920,000		7,208,000
Administration of Personnel Benefits	3,063,000			3,063,000

Region I - Ilocos	345,000			345,000

Regional Office - I	345,000			345,000
Region II - Cagayan	903,000			903,000

Regional Office - II	903,000			903,000
Region III - Central Luzon	1,181,000			1,181,000

Regional Office - III	1,181,000			1,181,000
Region VIII - Eastern Visayas	235,000			235,000

Regional Office - VIII	235,000			235,000
Region XII - SOCCSKSARGEN	338,000			338,000

Regional Office - XII	338,000			338,000
Region XIII - Caraga	61,000			61,000

Regional Office - XIII	61,000			61,000

Sub-total, General Administration and Support	111,468,000	80,262,000	13,440,000	205,170,000

Operations
Access to population management information and services improved	113,759,000	202,062,000		315,821,000

PHILIPPINE POPULATION MANAGEMENT PROGRAM	113,759,000	202,062,000		315,821,000

JANUARY 3, 2022	OFFICIAL GAZETTE	465
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Coordination and Development of Population Policy and Programs	76,205,000	15,031,000	91,236,000

National Capital Region (NCR)	17,808,000	8,015,000	25,823,000

Central Office	15,365,000	7,712,000	23,077,000
National Capital Region	2,443,000	303,000	2,746,000
Region I - Ilocos	4,177,000	1,143,000	5,320,000

Regional Office - I	4,177,000	1,143,000	5,320,000
Cordillera Administrative Region (CAR)	3,196,000	466,000	3,662,000

Regional Office - CAR	3,196,000	466,000	3,662,000
Region II - Cagayan Valley	4,143,000	570,000	4,713,000

Regional Office - II	4,143,000	570,000	4,713,000
Region III - Central Luzon	4,143,000	485,000	4,628,000

Regional Office - III	4,143,000	485,000	4,628,000
Region IVA - CALABARZON	3,744,000	632,000	4,376,000

Regional Office - IVA	3,744,000	632,000	4,376,000
Region IVB - MIMAROPA	5,183,000		5,183,000

Regional Office - IVB	5,183,000		5,183,000
Region V - Bicol	4,175,000	554,000	4,729,000

Regional Office - V	4,175,000	554,000	4,729,000
Region VI - Western Visayas	3,606,000	371,000	3,977,000

Regional Office - VI	3,606,000	371,000	3,977,000
Region VII - Central Visayas	3,052,000	173,000	3,225,000

Regional Office - VII	3,052,000	173,000	3,225,000
Region VIII - Eastern Visayas	3,738,000	265,000	4,003,000

Regional Office - VIII	3,738,000	265,000	4,003,000
Region IX - Zamboanga Peninsula	3,488,000	266,000	3,754,000

Regional Office - IX	3,488,000	266,000	3,754,000
Region X - Northern Mindanao	2,985,000	221,000	3,206,000

Regional Office - X	2,985,000	221,000	3,206,000
Region XI - Davao	3,455,000	929,000	4,384,000

466	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Regional Office - XI	3,455,000	929,000	4,384,000
Region XII - SOCCSKSARGEN	4,290,000	676,000	4,966,000

Regional Office - XII	4,290,000	676,000	4,966,000
Region XIII - Caraga	5,022,000	265,000	5,287,000

Regional Office - XIII	5,022,000	265,000	5,287,000
Support to the implementation of approved national, sectoral, regional and local population plans and programs	37,554,000	29,952,000	67,506,000

National Capital Region (NCR)	14,369,000	22,619,000	36,988,000

Central Office	12,718,000	21,902,000	34,620,000
National Capital Region	1,651,000	717,000	2,368,000
Region I - Ilocos	1,651,000	1,066,000	2,717,000

Regional Office - I	1,651,000	1,066,000	2,717,000
Cordillera Administrative Region (CAR)	1,651,000	622,000	2,273,000

Regional Office - CAR	1,651,000	622,000	2,273,000
Region II - Cagayan Valley	1,651,000	985,000	2,636,000

Regional Office - II	1,651,000	985,000	2,636,000
Region III - Central Luzon	1,651,000	364,000	2,015,000

Regional Office - III	1,651,000	364,000	2,015,000
Region IVA - CALABARZON	1,651,000	306,000	1,957,000

Regional Office - IVA	1,651,000	306,000	1,957,000
Region IVB - MIMAROPA		116,000	116,000

Regional Office - IVB		116,000	116,000
Region V - Bicol	1,651,000	380,000	2,031,000

Regional Office - V	1,651,000	380,000	2,031,000
Region VI - Western Visayas	1,651,000	500,000	2,151,000

Regional Office - VI	1,651,000	500,000	2,151,000
Region VII - Central Visayas	1,651,000	499,000	2,150,000

Regional Office - VII	1,651,000	499,000	2,150,000
Region VIII - Eastern Visayas	1,651,000	189,000	1,840,000

Regional Office - VIII	1,651,000	189,000	1,840,000

JANUARY 3, 2022	OFFICIAL GAZETTE	467
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Region IX - Zamboanga Peninsula	1,651,000	278,000	1,929,000

Regional Office - IX	1,651,000	278,000	1,929,000
Region X - Northern Mindanao	1,651,000	464,000	2,115,000

Regional Office - X	1,651,000	464,000	2,115,000
Region XI - Davao	1,722,000	984,000	2,706,000

Regional Office - XI	1,722,000	984,000	2,706,000
Region XII - SOCCSKSARGEN	1,651,000	233,000	1,884,000

Regional Office - XII	1,651,000	233,000	1,884,000
Region XIII - Caraga	1,651,000	347,000	1,998,000

Regional Office - XIII	1,651,000	347,000	1,998,000
Provision of grants, subsidies and contributions in support of population programs		157,079,000	157,079,000

National Capital Region (NCR)		17,623,000	17,623,000

Central Office		9,233,000	9,233,000
National Capital Region		8,390,000	8,390,000
Region I - Ilocos		5,662,000	5,662,000

Regional Office - I		5,662,000	5,662,000
Cordillera Administrative Region (CAR)		3,479,000	3,479,000

Regional Office - CAR		3,479,000	3,479,000
Region II - Cagayan Valley		4,790,000	4,790,000

Regional Office - II		4,790,000	4,790,000
Region III - Central Luzon		7,051,000	7,051,000

Regional Office - III		7,051,000	7,051,000
Region IVA - CALABARZON		11,330,000	11,330,000

Regional Office - IVA		11,330,000	11,330,000
Region IVB - MIMAROPA		7,024,000	7,024,000

Regional Office - IVB		7,024,000	7,024,000
Region V - Bicol		11,589,000	11,589,000

Regional Office - V		11,589,000	11,589,000
Region VI - Western Visayas		11,938,000	11,938,000

Regional Office - VI		11,938,000	11,938,000

468	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region VII - Central Visayas				8,756,000				8,756,000

Regional Office - VII				8,756,000				8,756,000
Region VIII - Eastern Visayas				11,554,000				11,554,000

Regional Office - VIII				11,554,000				11,554,000
Region IX - Zamboanga Peninsula				5,814,000				5,814,000

Regional Office - IX				5,814,000				5,814,000
Region X - Northern Mindanao				12,742,000				12,742,000

Regional Office - X				12,742,000				12,742,000
Region XI - Davao				6,341,000				6,341,000

Regional Office - XI				6,341,000				6,341,000
Region XII - SOCCSKSARGEN				22,000,000				22,000,000

Regional Office - XII				22,000,000				22,000,000
Region XIII - Caraga				9,386,000				9,386,000

Regional Office - XIII				9,386,000				9,386,000

Sub-total, Operations		113,759,000		202,062,000				315,821,000

TOTAL NEW APPROPRIATIONS	₱	225,227,000	₱	282,324,000	₱	13,440,000	₱	520,991,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	136,181

Total Permanent Positions	136,181

Other Compensation Common to All
Personnel Economic Relief Allowance	7,248
Representation Allowance	2,754
Transportation Allowance	2,634
Clothing and Uniform Allowance	1,812
Mid-Year Bonus - Civilian	11,352
Year End Bonus	11,352
Cash Gift	1,510
Productivity Enhancement Incentive	1,510
Step Increment	343

Total Other Compensation Common to All	40,515

JANUARY 3, 2022	OFFICIAL GAZETTE	469
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	42,398

Total Other Compensation for Specific Groups	42,398

Other Benefits
PAG-IBIG Contributions	355
PhilHealth Contributions	2,225
Employees Compensation Insurance Premiums	355
Loyalty Award - Civilian	135
Terminal Leave	3,063

Total Other Benefits	6,133

Total Personnel Services	225,227

Maintenance and Other Operating Expenses
Travelling Expenses	11,040
Training and Scholarship Expenses	17,091
Supplies and Materials Expenses	9,023
Utility Expenses	9,453
Communication Expenses	15,977
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,088
Professional Services	37,126
Repairs and Maintenance	6,842
Financial Assistance/Subsidy	157,079
Taxes, Insurance Premiums and Other Fees	1,871
Other Maintenance and Operating Expenses
Advertising Expenses	280
Printing and Publication Expenses	1,206
Representation Expenses	1,403
Transportation and Delivery Expenses	1,495
Rent/Lease Expenses	6,256
Membership Dues and Contributions to Organizations	81
Subscription Expenses	3,657
Other Maintenance and Operating Expenses	356

Total Maintenance and Other Operating Expenses	282,324

Total Current Operating Expenditures	507,551

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	13,440

Total Capital Outlays	13,440

TOTAL NEW APPROPRIATIONS	520,991

C. PHILIPPINE NATIONAL VOLUNTEER SERVICE COORDINATING AGENCY

For general administration and support, and operations, as indicated hereunder	₱	34,918,000

470	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	8,213,000	₱	8,258,000	₱	2,000	₱	3,064,000	₱	19,537,000
Operations		7,907,000		7,468,000		6,000				15,381,000

NATIONAL VOLUNTEER SERVICE PROGRAM		7,907,000		7,468,000		6,000				15,381,000

TOTAL NEW APPROPRIATIONS	₱	16,120,000	₱	15,726,000	₱	8,000	₱	3,064,000	₱	34,918,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures						Capital Outlays		Total
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses
PROGRAMS
General Administration and Support
General Management and Supervision	₱	8,213,000	₱	8,258,000	₱	2,000	₱	3,064,000	₱	19,537,000

Sub-total, General Administration and Support		8,213,000		8,258,000		2,000		3,064,000		19,537,000

Operations
Alignment of volunteer programs and activities to the national development priorities assured		7,907,000		7,468,000		6,000				15,381,000

NATIONAL VOLUNTEER SERVICE PROGRAM		7,907,000		7,468,000		6,000				15,381,000

Policy advocacy and technical assistance		2,955,000		3,245,000						6,200,000
Program coordination, partnership monitoring and evaluation		4,952,000		4,223,000		6,000				9,181,000

Sub-total, Operations		7,907,000		7,468,000		6,000				15,381,000

TOTAL NEW APPROPRIATIONS	₱	16,120,000	₱	15,726,000	₱	8,000	₱	3,064,000	₱	34,918,000

JANUARY 3, 2022	OFFICIAL GAZETTE	471
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	12,363

Total Permanent Positions	12,363

Other Compensation Common to All
Personnel Economic Relief Allowance	576
Representation Allowance	228
Transportation Allowance	228
Clothing and Uniform Allowance	144
Mid-Year Bonus - Civilian	1,031
Year End Bonus	1,031
Cash Gift	120
Productivity Enhancement Incentive	120
Step Increment	32

Total Other Compensation Common to All	3,510

Other Benefits
PAG-IBIG Contributions	28
PhilHealth Contributions	191
Employees Compensation Insurance Premiums	28

Total Other Benefits	247

Total Personnel Services	16,120

Maintenance and Other Operating Expenses
Travelling Expenses	1,070
Training and Scholarship Expenses	372
Supplies and Materials Expenses	1,206
Utility Expenses	547
Communication Expenses	774
Awards/Rewards and Prizes	289
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	2,946
General Services	1,643
Repairs and Maintenance	387
Taxes, Insurance Premiums and Other Fees	63
Other Maintenance and Operating Expenses
Printing and Publication Expenses	421
Representation Expenses	2,709
Rent/Lease Expenses	3,067
Subscription Expenses	77
Other Maintenance and Operating Expenses	19

472	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Total Maintenance and Other Operating Expenses	15,726

Financial Expenses
Bank Charges	8

Total Financial Expenses	8

Total Current Operating Expenditures	31,854

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	414
Transportation Equipment Outlay	2,650

Total Capital Outlays	3,064

TOTAL NEW APPROPRIATIONS	34,918

D. PUBLIC-PRIVATE PARTNERSHIP CENTER OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	206,848,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	35,630,000	₱	62,536,000	₱		₱	98,166,000
Operations		81,542,000		21,186,000		5,954,000		108,682,000

PUBLIC-PRIVATE PARTNERSHIP MANAGEMENT PROGRAM		81,542,000		21,186,000		5,954,000		108,682,000

TOTAL NEW APPROPRIATIONS	₱	117,172,000	₱	83,722,000	₱	5,954,000	₱	206,848,000

Special Provision(s)

1. Project Development and Monitoring Facility Fund. All income of the Public-Private Partnership Center of the Philippines (PPPCP) shall be used for the preparation and conduct of business case, pre-feasibility and feasibility studies, preparation of tender documents, and other activities in the preparation of Public-Private Partnership (PPP) projects sourced from reasonable fees and reimbursements of expenses incurred for pre-investment activities and monitoring of PPP project implementation, constituted into Project Development and Monitoring Facility Fund.

Disbursements or expenditures by the PPPCP in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

JANUARY 3, 2022	OFFICIAL GAZETTE	473
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

	Current Operating Expenditures				Capital Outlays		Total
	Personnel Services		Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support
General Management and Supervision	₱	35,279,000	₱	62,536,000	₱		₱	97,815,000
Administration of Personnel Benefits		351,000						351,000

Sub-total, General Administration and Support		35,630,000		62,536,000				98,166,000

Operations
Greater private sector participation thru Public-Private Partnership to accelerate provision of safe, efficient, reliable and sustainable infrastructure and development projects		81,542,000		21,186,000		5,954,000		108,682,000

PUBLIC-PRIVATE PARTNERSHIP MANAGEMENT PROGRAM		81,542,000		21,186,000		5,954,000		108,682,000

Project Development and Advisory Assistance		14,722,000		1,205,000				15,927,000
Management and Administration of the Project Development and Monitoring Facility (PDMF) Funds		10,850,000		561,000				11,411,000
Public-Private Partnership Policy Formulation and Advocacy, and Project Monitoring and Evaluation		23,485,000		2,030,000				25,515,000
Provision of Capacity Building, Knowledge Management Services, Legal Services and ICT Services		32,485,000		17,390,000		5,954,000		55,829,000

Sub-total, Operations		81,542,000		21,186,000		5,954,000		108,682,000

TOTAL NEW APPROPRIATIONS	₱	117,172,000	₱	83,722,000	₱	5,954,000	₱	206,848,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								90,029

Total Permanent Positions								90,029

474	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Other Compensation Common to All
Personnel Economic Relief Allowance	2,856
Representation Allowance	2,484
Transportation Allowance	1,962
Clothing and Uniform Allowance	714
Honoraria	800
Mid-Year Bonus - Civilian	7,502
Year End Bonus	7,502
Cash Gift	595
Productivity Enhancement Incentive	595
Step Increment	225

Total Other Compensation Common to All	25,235

Other Benefits
PAG-IBIG Contributions	142
PhilHealth Contributions	1,273
Employees Compensation Insurance Premiums	142
Terminal Leave	351

Total Other Benefits	1,908

Total Personnel Services	117,172

Maintenance and Other Operating Expenses
Travelling Expenses	4,360
Training and Scholarship Expenses	6,722
Supplies and Materials Expenses	4,105
Utility Expenses	2,990
Communication Expenses	5,950
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,194
Professional Services	1,388
General Services	7,386
Repairs and Maintenance	4,640
Taxes, Insurance Premiums and Other Fees	909
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	362
Representation Expenses	2,047
Transportation and Delivery Expenses	78
Rent/Lease Expenses	34,735
Subscription Expenses	6,756

Total Maintenance and Other Operating Expenses	83,722

Total Current Operating Expenditures	200,894

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	5,954

Total Capital Outlays	5,954

TOTAL NEW APPROPRIATIONS	206,848

JANUARY 3, 2022	OFFICIAL GAZETTE	475
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

E. PHILIPPINE STATISTICAL RESEARCH AND TRAINING INSTITUTE

For general administration and support, and operations, as indicated hereunder	₱	59,503,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	10,053,000	₱	11,751,000	₱		₱	21,804,000
Operations		18,901,000		18,703,000		95,000		37,699,000

PHILIPPINE STATISTICAL SYSTEM CAPACITY DEVELOPMENT PROGRAM		14,014,000		9,108,000		95,000		23,217,000
STATISTICAL RESEARCH PROGRAM		4,887,000		9,595,000				14,482,000

TOTAL NEW APPROPRIATIONS	₱	28,954,000	₱	30,454,000	₱	95,000	₱	59,503,000

Special Provision(s)

1. Philippine Statistical Research and Training Institute Endowment Fund. In addition to the amounts appropriated herein, Five Million Seven Hundred Thousand Pesos (P5,700,000) shall be used by the Philippine Statistical Research and Training Institute (PSRTI) for its MOOE and Capital Outlay requirements sourced from interest earnings of the PSRTI Endowment Fund in accordance with Section 21 of R.A. No. 10625.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	10,053,000	₱	11,751,000	₱		₱	21,804,000

Sub-total, General Administration and Support		10,053,000		11,751,000				21,804,000

Operations
Statistical Capacity of Government Strengthened		18,901,000		18,703,000		95,000		37,699,000

PHILIPPINE STATISTICAL SYSTEM CAPACITY DEVELOPMENT PROGRAM		14,014,000		9,108,000		95,000		23,217,000

476	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Development, promotion, implementation and enhancement of statistical training		14,014,000		9,108,000		95,000		23,217,000
STATISTICAL RESEARCH PROGRAM		4,887,000		9,595,000				14,482,000

Development, promotion, implementation and enhancement of statistical research		4,887,000		9,595,000				14,482,000

Sub-total, Operations		18,901,000		18,703,000		95,000		37,699,000

TOTAL NEW APPROPRIATIONS	₱	28,954,000	₱	30,454,000	₱	95,000	₱	59,503,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	21,484

Total Permanent Positions	21,484

Other Compensation Common to All
Personnel Economic Relief Allowance	984
Representation Allowance	288
Transportation Allowance	288
Clothing and Uniform Allowance	246
Honoraria	600
Mid-Year Bonus - Civilian	1,790
Year End Bonus	1,790
Cash Gift	205
Productivity Enhancement Incentive	205
Step Increment	54

Total Other Compensation Common to All	6,450

Other Benefits
PAG-IBIG Contributions	49
PhilHealth Contributions	346
Employees Compensation Insurance Premiums	49
Loyalty Award - Civilian	20

Total Other Benefits	464

Non-Permanent Positions	556

Total Personnel Services	28,954

Maintenance and Other Operating Expenses
Travelling Expenses	659
Training and Scholarship Expenses	2,222

JANUARY 3, 2022	OFFICIAL GAZETTE	477
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Supplies and Materials Expenses	1,545
Utility Expenses	1,545
Communication Expenses	2,403
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	10,842
General Services	1,600
Repairs and Maintenance	445
Taxes, Insurance Premiums and Other Fees	721
Other Maintenance and Operating Expenses
Printing and Publication Expenses	45
Representation Expenses	271
Transportation and Delivery Services	20
Rent/Lease Expenses	7,265
Membership Dues and Contributions to Organizations	195
Subscription Expenses	485
Other Maintenance and Operating Expenses	55

Total Maintenance and Other Operating Expenses	30,454

Total Current Operating Expenditures	59,408

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	95

Total Capital Outlays	95

TOTAL NEW APPROPRIATIONS	59,503

F. PHILIPPINE STATISTICS AUTHORITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	10,980,211,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	229,370,000	₱	603,247,000	₱		₱	832,617,000
Support to Operations		64,869,000		170,615,000		934,239,000		1,169,723,000
Operations		1,072,357,000		7,398,057,000		507,457,000		8,977,871,000

NATIONAL STATISTICS DEVELOPMENT PROGRAM		844,131,000		2,309,320,000		457,210,000		3,610,661,000
STATISTICAL POLICY AND COORDINATION PROGRAM		71,193,000		86,144,000				157,337,000
CIVIL REGISTRATION PROGRAM		157,033,000		5,002,593,000		50,247,000		5,209,873,000

TOTAL NEW APPROPRIATIONS	₱	1,366,596,000	₱	8,171,919,000	₱	1,441,696,000	₱	10,980,211,000

478	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Special Provision(s)

1. Philippine Identification System. The amount of Four Billion Eight Hundred Forty Million Four Hundred Four Thousand Pesos (P4,840,404,000) appropriated herein for the Philippine Identification System shall be used for the continuing establishment of a single national identification system for all citizens and resident aliens of the Philippines pursuant to R.A. No. 11055. The Philippine Statistics Authority (PSA) shall set a timetable to fully establish and implement the system, which shall not be later than December 31, 2024.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	202,064,000	₱	603,247,000	₱	₱	805,311,000

National Capital Region (NCR)		175,132,000		276,361,000			451,493,000

Central Office		95,231,000		228,785,000			324,016,000
Regional Statistical Services Office - NCR		79,901,000		47,576,000			127,477,000
Region I - Ilocos				18,653,000			18,653,000

Regional Statistical Services Office - I				18,653,000			18,653,000
Cordillera Administrative Region (CAR)		2,131,000		18,260,000			20,391,000

Regional Statistical Services Office - CAR		2,131,000		18,260,000			20,391,000
Region II - Cagayan Valley		2,131,000		14,189,000			16,320,000

Regional Statistical Services Office - II		2,131,000		14,189,000			16,320,000
Region III - Central Luzon		298,000		23,935,000			24,233,000

Regional Statistical Services Office - III		298,000		23,935,000			24,233,000
Region IVA - CALABARZON		2,131,000		26,392,000			28,523,000

Regional Statistical Services Office - IVA		2,131,000		26,392,000			28,523,000
Region IVB - MIMAROPA		2,131,000		21,581,000			23,712,000

Regional Statistical Services Office - IVB		2,131,000		21,581,000			23,712,000
Region V - Bicol		1,861,000		29,896,000			31,757,000

Regional Statistical Services Office - V		1,861,000		29,896,000			31,757,000
Region VI - Western Visayas		1,835,000		28,778,000			30,613,000

JANUARY 3, 2022	OFFICIAL GAZETTE	479
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Regional Statistical Services Office - VI	1,835,000	28,778,000	30,613,000
Region VII - Central Visayas	2,158,000	20,271,000	22,429,000

Regional Statistical Services Office - VII	2,158,000	20,271,000	22,429,000
Region VIII - Eastern Visayas	2,215,000	23,214,000	25,429,000

Regional Statistical Services Office - VIII	2,215,000	23,214,000	25,429,000
Region IX - Zamboanga Peninsula	2,131,000	13,111,000	15,242,000

Regional Statistical Services Office - IX	2,131,000	13,111,000	15,242,000
Region X - Northern Mindanao	2,131,000	20,224,000	22,355,000

Regional Statistical Services Office - X	2,131,000	20,224,000	22,355,000
Region XI - Davao	1,681,000	22,803,000	24,484,000

Regional Statistical Services Office - XI	1,681,000	22,803,000	24,484,000
Region XII - SOCCSKSARGEN	2,209,000	14,823,000	17,032,000

Regional Statistical Services Office - XII	2,209,000	14,823,000	17,032,000
Region XIII - Caraga	1,889,000	13,328,000	15,217,000

Regional Statistical Services Office - XIII	1,889,000	13,328,000	15,217,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		17,428,000	17,428,000

Regional Statistical Services Office - BARMM		17,428,000	17,428,000
Administration of Personnel Benefits	27,306,000		27,306,000

National Capital Region (NCR)	27,306,000		27,306,000

Central Office	27,306,000		27,306,000

Sub-total, General Administration and Support	229,370,000	603,247,000	832,617,000

Support to Operations
Provision of Management and Corporate Planning and Legal Services	12,859,000	25,247,000	38,106,000

National Capital Region (NCR)	12,859,000	25,247,000	38,106,000

Central Office	12,859,000	25,247,000	38,106,000
Coordination and Formulation of Policies on International Cooperation in Statistics and Civil Registration	5,362,000	2,257,000	7,619,000

National Capital Region (NCR)	5,362,000	2,257,000	7,619,000

Central Office	5,362,000	2,257,000	7,619,000

480	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Development and Maintenance of Information Systems and Databases	42,158,000	137,650,000	67,589,000	247,397,000

National Capital Region (NCR)	42,158,000	137,650,000	67,589,000	247,397,000

Central Office	42,158,000	137,650,000	67,589,000	247,397,000
Coordination in the Development of Statistical Methodologies and Survey Designs	4,490,000	5,461,000		9,951,000

National Capital Region (NCR)	4,490,000	5,461,000		9,951,000

Central Office	4,490,000	5,461,000		9,951,000
Project(s)
Locally-Funded Project(s)			866,650,000	866,650,000

Construction of PSA Building			866,650,000	866,650,000

National Capital Region (NCR)			866,650,000	866,650,000

Central Office			866,650,000	866,650,000

Sub-total, Support to Operations	64,869,000	170,615,000	934,239,000	1,169,723,000

Operations
Relevant and accessible statistics provided for evidence-based decision making	915,324,000	2,395,464,000	457,210,000	3,767,998,000

NATIONAL STATISTICS DEVELOPMENT PROGRAM	844,131,000	2,309,320,000	457,210,000	3,610,661,000

Conduct of Censuses and Surveys on the Agriculture, Fisheries, Industry and Services Sectors	703,866,000	488,837,000		1,192,703,000

National Capital Region (NCR)	119,469,000	351,150,000		470,619,000

Central Office	119,469,000	335,296,000		454,765,000
Regional Statistical Services Office - NCR		15,854,000		15,854,000
Region I - Ilocos	28,244,000	7,718,000		35,962,000

Regional Statistical Services Office - I	28,244,000	7,718,000		35,962,000
Cordillera Administrative Region (CAR)	32,597,000	7,787,000		40,384,000

Regional Statistical Services Office - CAR	32,597,000	7,787,000		40,384,000
Region II - Cagayan Valley	31,850,000	8,439,000		40,289,000

Regional Statistical Services Office - II	31,850,000	8,439,000		40,289,000
Region III - Central Luzon	57,557,000	11,472,000		69,029,000

Regional Statistical Services Office - III	57,557,000	11,472,000		69,029,000
Region IVA - CALABARZON	60,338,000	10,183,000		70,521,000

JANUARY 3, 2022	OFFICIAL GAZETTE	481
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Regional Statistical Services Office - IVA	60,338,000	10,183,000	70,521,000
Region IVB - MIMAROPA	27,044,000	8,610,000	35,654,000

Regional Statistical Services Office - IVB	27,044,000	8,610,000	35,654,000
Region V - Bicol	35,734,000	10,025,000	45,759,000

Regional Statistical Services Office - V	35,734,000	10,025,000	45,759,000
Region VI - Western Visayas	44,391,000	10,979,000	55,370,000

Regional Statistical Services Office - VI	44,391,000	10,979,000	55,370,000
Region VII - Central Visayas	39,031,000	7,706,000	46,737,000

Regional Statistical Services Office - VII	39,031,000	7,706,000	46,737,000
Region VIII - Eastern Visayas	38,657,000	9,332,000	47,989,000

Regional Statistical Services Office - VIII	38,657,000	9,332,000	47,989,000
Region IX - Zamboanga Peninsula	24,901,000	6,710,000	31,611,000

Regional Statistical Services Office - IX	24,901,000	6,710,000	31,611,000
Region X - Northern Mindanao	31,811,000	8,511,000	40,322,000

Regional Statistical Services Office - X	31,811,000	8,511,000	40,322,000
Region XI - Davao	33,093,000	8,924,000	42,017,000

Regional Statistical Services Office - XI	33,093,000	8,924,000	42,017,000
Region XII - SOCCSKSARGEN	30,892,000	6,846,000	37,738,000

Regional Statistical Services Office - XII	30,892,000	6,846,000	37,738,000
Region XIII - Caraga	35,903,000	7,200,000	43,103,000

Regional Statistical Services Office - XIII	35,903,000	7,200,000	43,103,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	32,354,000	7,245,000	39,599,000

Regional Statistical Services Office - BARMM	32,354,000	7,245,000	39,599,000
Conduct of Household-based Censuses and Surveys	140,265,000	80,153,000	220,418,000

National Capital Region (NCR)	36,063,000	67,310,000	103,373,000

Central Office	29,629,000	65,790,000	95,419,000
Regional Statistical Services Office - NCR	6,434,000	1,520,000	7,954,000
Region I - Ilocos	6,890,000	817,000	7,707,000

Regional Statistical Services Office - I	6,890,000	817,000	7,707,000

482	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Cordillera Administrative Region (CAR)	5,111,000	742,000	5,853,000

Regional Statistical Services Office - CAR	5,111,000	742,000	5,853,000
Region II - Cagayan Valley	8,213,000	579,000	8,792,000

Regional Statistical Services Office - II	8,213,000	579,000	8,792,000
Region III - Central Luzon	7,637,000	1,049,000	8,686,000

Regional Statistical Services Office - III	7,637,000	1,049,000	8,686,000
Region IVA - CALABARZON	7,460,000	722,000	8,182,000

Regional Statistical Services Office - IVA	7,460,000	722,000	8,182,000
Region IVB - MIMAROPA	5,763,000	619,000	6,382,000

Regional Statistical Services Office - IVB	5,763,000	619,000	6,382,000
Region V - Bicol	8,303,000	719,000	9,022,000

Regional Statistical Services Office - V	8,303,000	719,000	9,022,000
Region VI - Western Visayas	7,614,000	674,000	8,288,000

Regional Statistical Services Office - VI	7,614,000	674,000	8,288,000
Region VII - Central Visayas	7,145,000	513,000	7,658,000

Regional Statistical Services Office - VII	7,145,000	513,000	7,658,000
Region VIII - Eastern Visayas	7,142,000	1,355,000	8,497,000

Regional Statistical Services Office - VIII	7,142,000	1,355,000	8,497,000
Region IX - Zamboanga Peninsula	6,654,000	853,000	7,507,000

Regional Statistical Services Office - IX	6,654,000	853,000	7,507,000
Region X - Northern Mindanao	5,720,000	541,000	6,261,000

Regional Statistical Services Office - X	5,720,000	541,000	6,261,000
Region XI - Davao	6,859,000	616,000	7,475,000

Regional Statistical Services Office - XI	6,859,000	616,000	7,475,000
Region XII - SOCCSKSARGEN	5,459,000	1,202,000	6,661,000

Regional Statistical Services Office - XII	5,459,000	1,202,000	6,661,000
Region XIII - Caraga		598,000	598,000

Regional Statistical Services Office - XIII		598,000	598,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	8,232,000	1,244,000	9,476,000

Regional Statistical Services Office - BARMM	8,232,000	1,244,000	9,476,000

JANUARY 3, 2022	OFFICIAL GAZETTE	483
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Generation/Compilation of administrative-based statistics and derived indicators	2,047,000		2,047,000

National Capital Region (NCR)	2,047,000		2,047,000

Central Office	2,047,000		2,047,000
Project(s)
Locally-Funded Project(s)	1,738,283,000	457,210,000	2,195,493,000

Census of Agriculture and Fisheries	739,005,000		739,005,000

National Capital Region (NCR)	739,005,000		739,005,000

Central Office	739,005,000		739,005,000
Census of Philippine Business and Industry	37,734,000		37,734,000

National Capital Region (NCR)	37,734,000		37,734,000

Central Office	37,734,000		37,734,000
Annual Survey of Philippine Business and Industry	98,234,000		98,234,000

National Capital Region (NCR)	98,234,000		98,234,000

Central Office	98,234,000		98,234,000
Annual Poverty Indicators Survey	5,052,000		5,052,000

National Capital Region (NCR)	5,052,000		5,052,000

Central Office	5,052,000		5,052,000
Annual Survey of Information and Communication Technology	4,586,000		4,586,000

National Capital Region (NCR)	4,586,000		4,586,000

Central Office	4,586,000		4,586,000
Family Income and Expenditures Survey	284,929,000		284,929,000

National Capital Region (NCR)	284,929,000		284,929,000

Central Office	284,929,000		284,929,000
National Demographic Health Survey	81,603,000		81,603,000

National Capital Region (NCR)	81,603,000		81,603,000

Central Office	81,603,000		81,603,000
Census of Population and Housing	140,548,000		140,548,000

National Capital Region (NCR)	140,548,000		140,548,000

Central Office	140,548,000		140,548,000

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GENERAL APPROPRIATIONS ACT, FY 2022

Development/Enhancement of the Design of Statistical Frame Integrating Geospatial Information		217,473,000		217,473,000

National Capital Region (NCR)		217,473,000		217,473,000

Central Office		217,473,000		217,473,000
Generation/Compilation of Community-Based Statistics		116,950,000	457,210,000	574,160,000

National Capital Region (NCR)		116,950,000	457,210,000	574,160,000

Central Office		116,950,000	457,210,000	574,160,000
Survey on Tourism Establishments in the Philippines (STEP)		12,169,000		12,169,000

National Capital Region (NCR)		12,169,000		12,169,000

Central Office		12,169,000		12,169,000
STATISTICAL POLICY AND COORDINATION PROGRAM	71,193,000	86,144,000		157,337,000

Statistical Planning, Programming, Budgeting, Monitoring and Evaluation	6,439,000	27,832,000		34,271,000

National Capital Region (NCR)	6,439,000	27,832,000		34,271,000

Central Office	6,439,000	27,832,000		34,271,000
Development and Improvement of Statistical Frameworks and Standards	44,726,000	51,734,000		96,460,000

National Capital Region (NCR)	44,726,000	51,734,000		96,460,000

Central Office	44,726,000	51,734,000		96,460,000
Coordination of Statistical Activities at the National and Local Levels	20,028,000	6,578,000		26,606,000

National Capital Region (NCR)	20,028,000	2,123,000		22,151,000

Central Office	20,028,000	2,049,000		22,077,000
Regional Statistical Services Office - NCR		74,000		74,000
Region I - Ilocos		347,000		347,000

Regional Statistical Services Office - I		347,000		347,000
Cordillera Administrative Region (CAR)		178,000		178,000

Regional Statistical Services Office - CAR		178,000		178,000
Region II - Cagayan Valley		118,000		118,000

Regional Statistical Services Office - II		118,000		118,000
Region III - Central Luzon		220,000		220,000

JANUARY 3, 2022	OFFICIAL GAZETTE	485
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Regional Statistical Services Office - III		220,000		220,000
Region IVA - CALABARZON		415,000		415,000

Regional Statistical Services Office - IVA		415,000		415,000
Region IVB - MIMAROPA		306,000		306,000

Regional Statistical Services Office - IVB		306,000		306,000
Region V - Bicol		258,000		258,000

Regional Statistical Services Office - V		258,000		258,000
Region VI - Western Visayas		264,000		264,000

Regional Statistical Services Office - VI		264,000		264,000
Region VII - Central Visayas		137,000		137,000

Regional Statistical Services Office - VII		137,000		137,000
Region VIII - Eastern Visayas		474,000		474,000

Regional Statistical Services Office - VIII		474,000		474,000
Region IX - Zamboanga Peninsula		121,000		121,000

Regional Statistical Services Office - IX		121,000		121,000
Region X - Northern Mindanao		432,000		432,000

Regional Statistical Services Office - X		432,000		432,000
Region XI - Davao		165,000		165,000

Regional Statistical Services Office - XI		165,000		165,000
Region XII - SOCCSKSARGEN		413,000		413,000

Regional Statistical Services Office - XII		413,000		413,000
Region XIII - Caraga		264,000		264,000

Regional Statistical Services Office - XIII		264,000		264,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		343,000		343,000

Regional Statistical Services Office - BARMM		343,000		343,000
Citizen’s access to social services facilitated	157,033,000	5,002,593,000	50,247,000	5,209,873,000

CIVIL REGISTRATION PROGRAM	157,033,000	5,002,593,000	50,247,000	5,209,873,000

Processing and Archiving of Civil Registry Documents	135,970,000	63,231,000		199,201,000

National Capital Region (NCR)	34,503,000	25,402,000		59,905,000

Central Office	29,964,000	24,179,000		54,143,000

486	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Regional Statistical Services Office - NCR	4,539,000	1,223,000	5,762,000
Region I - Ilocos	7,094,000	2,360,000	9,454,000

Regional Statistical Services Office - I	7,094,000	2,360,000	9,454,000
Cordillera Administrative Region (CAR)	6,106,000	1,163,000	7,269,000

Regional Statistical Services Office - CAR	6,106,000	1,163,000	7,269,000
Region II - Cagayan Valley	6,269,000	2,619,000	8,888,000

Regional Statistical Services Office - II	6,269,000	2,619,000	8,888,000
Region III - Central Luzon	7,107,000	3,526,000	10,633,000

Regional Statistical Services Office - III	7,107,000	3,526,000	10,633,000
Region IVA - CALABARZON	6,066,000	3,436,000	9,502,000

Regional Statistical Services Office - IVA	6,066,000	3,436,000	9,502,000
Region IVB - MIMAROPA	7,113,000	2,656,000	9,769,000

Regional Statistical Services Office - IVB	7,113,000	2,656,000	9,769,000
Region V - Bicol	6,818,000	1,664,000	8,482,000

Regional Statistical Services Office - V	6,818,000	1,664,000	8,482,000
Region VI - Western Visayas	7,127,000	2,732,000	9,859,000

Regional Statistical Services Office - VI	7,127,000	2,732,000	9,859,000
Region VII - Central Visayas	6,761,000	1,912,000	8,673,000

Regional Statistical Services Office - VII	6,761,000	1,912,000	8,673,000
Region VIII - Eastern Visayas	6,290,000	4,815,000	11,105,000

Regional Statistical Services Office - VIII	6,290,000	4,815,000	11,105,000
Region IX - Zamboanga Peninsula	5,774,000	923,000	6,697,000

Regional Statistical Services Office - IX	5,774,000	923,000	6,697,000
Region X - Northern Mindanao	5,013,000	1,553,000	6,566,000

Regional Statistical Services Office - X	5,013,000	1,553,000	6,566,000
Region XI - Davao	7,102,000	2,022,000	9,124,000

Regional Statistical Services Office - XI	7,102,000	2,022,000	9,124,000
Region XII - SOCCSKSARGEN	4,702,000	4,195,000	8,897,000

Regional Statistical Services Office - XII	4,702,000	4,195,000	8,897,000
Region XIII - Caraga	6,448,000	1,181,000	7,629,000

JANUARY 3, 2022	OFFICIAL GAZETTE	487
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Regional Statistical Services Office - XIII		6,448,000		1,181,000				7,629,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		5,677,000		1,072,000				6,749,000

Regional Statistical Services Office - BARMM		5,677,000		1,072,000				6,749,000
Issuance of Civil Registration Certification/Authentication of Documents		21,063,000		90,950,000				112,013,000

National Capital Region (NCR)		21,063,000		90,950,000				112,013,000

Central Office		21,063,000		90,950,000				112,013,000
Technical Supervision over Local Civil Registrars				3,255,000				3,255,000

National Capital Region (NCR)				3,255,000				3,255,000

Central Office				3,255,000				3,255,000
Project(s)
Locally-Funded Project(s)				4,845,157,000		50,247,000		4,895,404,000

Unified Multi-Purpose ID (UMID) System - Central Verification and Enrolment Agency Component (UMID-CVEA)				55,000,000				55,000,000

National Capital Region (NCR)				55,000,000				55,000,000

Central Office				55,000,000				55,000,000
Philippine Identification System				4,790,157,000		50,247,000		4,840,404,000

National Capital Region (NCR)				4,790,157,000		50,247,000		4,840,404,000

Central Office				4,790,157,000		50,247,000		4,840,404,000

Sub-total, Operations		1,072,357,000		7,398,057,000		507,457,000		8,977,871,000

TOTAL NEW APPROPRIATIONS	₱	1,366,596,000	₱	8,171,919,000	₱	1,441,696,000	₱	10,980,211,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,019,540

Total Permanent Positions	1,019,540

488	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Other Compensation Common to All
Personnel Economic Relief Allowance	56,256
Representation Allowance	11,820
Transportation Allowance	11,820
Clothing and Uniform Allowance	14,064
Mid-Year Bonus - Civilian	84,964
Year End Bonus	84,964
Cash Gift	11,720
Per Diems	7,410
Productivity Enhancement Incentive	11,720
Step Increment	2,553

Total Other Compensation Common to All	297,291

Other Benefits
PAG-IBIG Contributions	2,806
PhilHealth Contributions	16,847
Employees Compensation Insurance Premiums	2,806
Terminal Leave	27,306

Total Other Benefits	49,765

Total Personnel Services	1,366,596

Maintenance and Other Operating Expenses
Travelling Expenses	637,061
Training and Scholarship Expenses	359,496
Supplies and Materials Expenses	462,019
Utility Expenses	149,446
Communication Expenses	572,543
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,771
Professional Services	1,343,168
General Services	3,046,845
Repairs and Maintenance	85,952
Taxes, Insurance Premiums and Other Fees	72,491
Other Maintenance and Operating Expenses
Advertising Expenses	1,436
Printing and Publication Expenses	434,967
Representation Expenses	18,321
Transportation and Delivery Expenses	2,201
Rent/Lease Expenses	445,813
Membership Dues and Contributions to Organizations	140
Subscription Expenses	493,634
Other Maintenance and Operating Expenses	41,615

Total Maintenance and Other Operating Expenses	8,171,919

Total Current Operating Expenditures	9,538,515

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	866,650
Machinery and Equipment Outlay	575,046

JANUARY 3, 2022	OFFICIAL GAZETTE	489
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Total Capital Outlays	1,441,696

TOTAL NEW APPROPRIATIONS	10,980,211

G. TARIFF COMMISSION

For general administration and support, support to operations, and operations, as indicated hereunder	₱	93,619,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	31,647,000	₱	14,699,000	₱		₱	46,346,000
Support to Operations		4,593,000		5,806,000		3,338,000		13,737,000
Operations		26,830,000		6,706,000				33,536,000

TARIFF ADMINISTRATION PROGRAM		15,888,000		3,320,000				19,208,000
INTERNATIONAL TRADE AND TARIFF NEGOTIATIONS PROGRAM		8,226,000		1,752,000				9,978,000
TRADE REMEDY MEASURES PROGRAM		2,716,000		1,634,000				4,350,000

TOTAL NEW APPROPRIATIONS	₱	63,070,000	₱	27,211,000	₱	3,338,000	₱	93,619,000

Special Provision(s)

1. Remedies Fund. In addition to the amounts appropriated herein, Four Million Pesos (P4,000,000) shall be used in the implementation of remedies or safeguard measures for the protection of the domestic industries and producers from increased imports which cause or threaten to cause injury to the local industry, sourced from fifty percent (50%) of the revenues collected from fees, charges, and safeguard duties, constituted into the Remedies Fund in accordance with Section 34 of R.A. No. 8800.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	28,979,000	₱	14,699,000	₱	₱	43,678,000

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Administration of Personnel Benefits		2,668,000						2,668,000

Sub-total, General Administration and Support		31,647,000		14,699,000				46,346,000

Support to Operations
Planning and Program Development and Monitoring		2,179,000		219,000				2,398,000
Information, Packaging and Dissemination		1,022,000		200,000				1,222,000
Information System Development and Maintenance		1,392,000		5,387,000		3,338,000		10,117,000

Sub-total, Support to Operations		4,593,000		5,806,000		3,338,000		13,737,000

Operations
Competitiveness of local industries enhanced and international trade promoted		26,830,000		6,706,000				33,536,000

TARIFF ADMINISTRATION PROGRAM		15,888,000		3,320,000				19,208,000

Conduct of investigations and public hearings on petitions for tariff modification		2,081,000		2,337,000				4,418,000
Issuance of rulings and opinions on applications for tariff classification		10,971,000		459,000				11,430,000
Conduct of studies on the impact of tariff policies and programs on national competitiveness and consumer welfare in line with the economic objectives of the government		2,836,000		524,000				3,360,000
INTERNATIONAL TRADE AND TARIFF NEGOTIATIONS PROGRAM		8,226,000		1,752,000				9,978,000

Conduct of investigations and public consultations on tariff concessions to be granted by the Philippines under multilateral, regional, bilateral and other international trade agreements		1,241,000		539,000				1,780,000
Participation in international trade and tariff negotiations including review of the trade agreements for negotiation and trade agreements entered into by the Philippines		4,439,000		610,000				5,049,000
Administration, updating and conduct of consultations on the ASEAN Harmonized Tariff Nomenclature		2,546,000		603,000				3,149,000
TRADE REMEDY MEASURES PROGRAM		2,716,000		1,634,000				4,350,000

Adjudication of cases on the application of trade remedies against imports		2,716,000		1,634,000				4,350,000

Sub-total, Operations		26,830,000		6,706,000				33,536,000

TOTAL NEW APPROPRIATIONS	₱	63,070,000	₱	27,211,000	₱	3,338,000	₱	93,619,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

JANUARY 3, 2022	OFFICIAL GAZETTE	491
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	46,760

Total Permanent Positions	46,760

Other Compensation Common to All
Personnel Economic Relief Allowance	1,896
Representation Allowance	834
Transportation Allowance	834
Clothing and Uniform Allowance	474
Mid-Year Bonus - Civilian	3,897
Year End Bonus	3,897
Cash Gift	395
Productivity Enhancement Incentive	395
Step Increment	116

Total Other Compensation Common to All	12,738

Other Benefits
PAG-IBIG Contributions	96
PhilHealth Contributions	712
Employees Compensation Insurance Premiums	96
Terminal Leave	2,668

Total Other Benefits	3,572

Total Personnel Services	63,070

Maintenance and Other Operating Expenses
Travelling Expenses	4,235
Training and Scholarship Expenses	915
Supplies and Materials Expenses	1,709
Utility Expenses	1,028
Communication Expenses	2,327
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	440
Professional Services	245
General Services	1,138
Repairs and Maintenance	975
Taxes, Insurance Premiums and Other Fees	130
Other Maintenance and Operating Expenses
Advertising Expenses	288
Printing and Publication Expenses	530
Representation Expenses	90
Rent/Lease Expenses	10,201
Membership Dues and Contributions to Organizations	8
Subscription Expenses	2,934
Donations	8
Other Maintenance and Operating Expenses	10

492	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Total Maintenance and Other Operating Expenses	27,211

Total Current Operating Expenditures	90,281

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	3,338

Total Capital Outlays	3,338

TOTAL NEW APPROPRIATIONS	93,619

JANUARY 3, 2022	OFFICIAL GAZETTE	493
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

GENERAL SUMMARY

NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total

A. OFFICE OF THE SECRETARY	₱	918,455,000	₱	529,472,000	₱		₱	271,965,000	₱	1,719,892,000
B. COMMISSION ON POPULATION AND DEVELOPMENT		225,227,000		282,324,000				13,440,000		520,991,000
C. PHILIPPINE NATIONAL VOLUNTEER SERVICE COORDINATING AGENCY		16,120,000		15,726,000		8,000		3,064,000		34,918,000
D. PUBLIC-PRIVATE PARTNERSHIP CENTER OF THE PHILIPPINES		117,172,000		83,722,000				5,954,000		206,848,000
E. PHILIPPINE STATISTICAL RESEARCH AND TRAINING INSTITUTE		28,954,000		30,454,000				95,000		59,503,000
F. PHILIPPINE STATISTICS AUTHORITY		1,366,596,000		8,171,919,000				1,441,696,000		10,980,211,000
G. TARIFF COMMISSION		63,070,000		27,211,000				3,338,000		93,619,000

TOTAL NEW APPROPRIATIONS, NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY	₱	2,735,594,000	₱	9,140,828,000	₱	8,000	₱	1,739,552,000	₱	13,615,982,000

494	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

XXVII. PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

A. PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE (PROPER)

For general administration and support, and operations, as indicated hereunder	₱	827,121,000

New Appropriations, by Program

	Current Operating Expenditures
	Personal Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	122,469,000	₱	127,459,000	₱		₱	249,928,000
Operations		24,678,000		186,601,000		365,914,000		577,193,000

PRESIDENTIAL COMMUNICATIONS PROGRAM		24,678,000		186,601,000		365,914,000		577,193,000

TOTAL NEW APPROPRIATIONS	₱	147,147,000	₱	314,060,000	₱	365,914,000	₱	827,121,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments, shall be in accordance with Section 99 of the General Provisions of this Act.

2. Hiring of Contract of Service. The hiring of individuals under contract of service shall comply with Joint Circular No. 1 issued by the Civil Service Commission, Department of Budget and Management, and the Commission on Audit. No part of the appropriations can be used to produce content or engage in activities that involve fake news, hate speech or red-tagging of individuals.

(GENERAL OBSERVATION - President’s Veto Message, December 30, 2021, Volume I-B, page 822, R.A.No.11639)

3. Appropriations for Activities or Project(s). The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personal Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	122,469,000	₱	127,459,000	₱		₱	249,928,000

Sub-total, General Administration and Support		122,469,000		127,459,000				249,928,000

Operations
Public access, engagement and understanding of Presidential policies and government programs achieved		24,678,000		186,601,000		365,914,000		577,193,000

JANUARY 3, 2022	OFFICIAL GAZETTE	495
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

PRESIDENTIAL COMMUNICATIONS PROGRAM		24,678,000		186,601,000		365,914,000		577,193,000

Formulation, coordination and implementation of integrated public information plans and programs		24,678,000		186,601,000		365,914,000		577,193,000

Sub-total, Operations		24,678,000		186,601,000		365,914,000		577,193,000

TOTAL NEW APPROPRIATIONS	₱	147,147,000	₱	314,060,000	₱	365,914,000	₱	827,121,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	112,512

Total Permanent Positions	112,512

Other Compensation Common to All
Personnel Economic Relief Allowance	3,528
Representation Allowance	3,246
Transportation Allowance	3,246
Clothing and Uniform Allowance	882
Mid - Year Bonus - Civilian	9,376
Year - End Bonus	9,376
Cash Gift	735
Productivity Enhancement Incentive	735
Step Increment	281

Total Other Compensation Common to All	31,405

Other Benefits
PAG-IBIG Contributions	176
PhilHealth Contributions	1,455
Employees Compensation Insurance Premiums	176
Loyalty Award - Civilian	50

Total Other Benefits	1,857

Non - Permanent Positions	1,373

Total Personnel Services	147,147

Maintenance and Other Operating Expenses
Travelling Expenses	39,000
Training and Scholarship Expenses	16,018
Supplies and Materials Expenses	25,179
Utility Expenses	6,699
Communication Expenses	31,362

496	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,928
Professional Services	15,000
General Services	8,060
Repairs and Maintenance	28,694
Taxes, Insurance Premiums and Other Fees	869
Other Maintenance and Operating Expenses
Advertising Expenses	9,288
Representation Expenses	16,000
Transportation and Delivery Expenses	235
Rent/Lease Expenses	46,445
Subscription Expenses	7,700
Other Maintenance and Operating Expenses	60,583

Total Maintenance and Other Operating Expenses	314,060

Total Current Operating Expenditures	461,207

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	316,514
Furniture, Fixture and Book Outlay	49,400

Total Capital Outlays	365,914

TOTAL NEW APPROPRIATIONS	827,121

B. BUREAU OF BROADCAST SERVICES

For general administration and support, and operations, as indicated hereunder	₱	432,296,000

New Appropriations, by Program

	Current Operating Expenditures
	Personal Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	46,304,000	₱	49,206,000	₱	8,000,000	₱	103,510,000
Operations		215,167,000		95,848,000		17,771,000		328,786,000

PUBLIC RADIO BROADCASTING PROGRAM		215,167,000		95,848,000		17,771,000		328,786,000

TOTAL NEW APPROPRIATIONS	₱	261,471,000	₱	145,054,000	₱	25,771,000		432,296,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments, shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Project(s). The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

JANUARY 3, 2022	OFFICIAL GAZETTE	497
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personal Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	41,721,000	₱	49,206,000	₱	8,000,000	₱	98,927,000
Administration of Personnel Benefits		4,583,000						4,583,000

Sub-total, General Administration and Support		46,304,000		49,206,000		8,000,000		103,510,000

Operations
Public access, engagement and understanding of Presidential policies and government programs achieved		215,167,000		95,848,000		17,771,000		328,786,000

PUBLIC RADIO BROADCASTING PROGRAM		215,167,000		95,848,000		17,771,000		328,786,000

Production and transmission of various types of radio programs, including news and other special features		134,860,000		49,641,000				184,501,000
Maintenance and operation of radio stations nationwide		80,307,000		40,887,000		17,771,000		138,965,000
Provision of creative services for the production of radio dramas and other special programs				5,320,000				5,320,000

Sub-total, Operations		215,167,000		95,848,000		17,771,000		328,786,000

TOTAL NEW APPROPRIATIONS	₱	261,471,000	₱	145,054,000	₱	25,771,000	₱	432,296,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	197,761

Total Permanent Positions	197,761

Other Compensation Common to All
Personnel Economic Relief Allowance	11,568
Representation Allowance	168

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Transportation Allowance	168
Clothing and Uniform Allowance	2,892
Mid - Year Bonus - Civilian	16,481
Year - End Bonus	16,481
Cash Gift	2,410
Productivity Enhancement Incentive	2,410
Step Increment	495

Total Other Compensation Common to All	53,073

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	1,467

Total Compensation for Specific Groups	1,467

Other Benefits
PAG-IBIG Contributions	579
PhilHealth Contributions	3,429
Employees Compensation Insurance Premiums	579
Terminal Leave	4,583

Total Other Benefits	9,170

Total Personnel Services	261,471

Maintenance and Other Operating Expenses
Travelling Expenses	5,791
Training and Scholarship Expenses	1,000
Supplies and Materials Expenses	12,664
Utility Expenses	29,105
Communication Expenses	14,234
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	35,880
General Services	28,300
Repairs and Maintenance	7,485
Taxes, Insurance Premiums and Other Fees	1,870
Other Maintenance and Operating Expenses
Advertising Expenses	90
Printing and Publication Expenses	70
Representation Expenses	2,995
Transportation and Delivery Expenses	500
Rent/Lease Expenses	2,290
Membership Dues and Contribution to Organizations	50
Subscription Expenses	1,134
Donations	50
Other Maintenance and Operating Expenses	1,410

Total Maintenance and Other Operating Expenses	145,054

Total Current Operating Expenditures	406,525

JANUARY 3, 2022	OFFICIAL GAZETTE	499
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	17,771
Transportation Equipment Outlay	8,000

Total Capital Outlays	25,771

TOTAL NEW APPROPRIATIONS	432,296

C. BUREAU OF COMMUNICATIONS SERVICES

For general administration and support, and operations, as indicated hereunder	₱	75,138,000

New Appropriations, by Program

	Current Operating Expenditures
	Personal Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	14,801,000	₱	12,868,000	₱	3,240,000	₱	30,909,000
Operations		24,074,000		9,105,000		11,050,000		44,229,000

GOVERNMENT COMMUNICATIONS PROGRAM		24,074,000		9,105,000		11,050,000		44,229,000

TOTAL NEW APPROPRIATIONS	₱	38,875,000	₱	21,973,000	₱	14,290,000	₱	75,138,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments, shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Project(s). The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personal Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	14,801,000	₱	12,868,000	₱	3,240,000	₱	30,909,000

Sub-total, General Administration and Support		14,801,000		12,868,000		3,240,000		30,909,000

500	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Operations
Public access, engagement and understanding of Presidential policies and government programs achieved		24,074,000		9,105,000		11,050,000		44,229,000

GOVERNMENT COMMUNICATIONS PROGRAM		24,074,000		9,105,000		11,050,000		44,229,000

Development and production of special publications and audio-visual information/communication materials		15,915,000		3,368,000		2,150,000		21,433,000
Production and dissemination of print publications		8,159,000		3,734,000		7,300,000		19,193,000
Research, planning and evaluation				2,003,000		1,600,000		3,603,000

Sub-total, Operations		24,074,000		9,105,000		11,050,000		44,229,000

TOTAL NEW APPROPRIATIONS	₱	38,875,000	₱	21,973,000	₱	14,290,000	₱	75,138,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	29,618

Total Permanent Positions	29,618

Other Compensation Common to All
Personnel Economic Relief Allowance	1,680
Representation Allowance	288
Transportation Allowance	288
Clothing and Uniform Allowance	420
Mid - Year Bonus - Civilian	2,469
Year - End Bonus	2,469
Cash Gift	350
Productivity Enhancement Incentive	350
Step Increment	74

Total Other Compensation Common to All	8,388

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	213

Total Compensation for Specific Groups	213

JANUARY 3, 2022	OFFICIAL GAZETTE	501
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

Other Benefits
PAG-IBIG Contributions	84
PhilHealth Contributions	488
Employees Compensation Insurance Premiums	84

Total Other Benefits	656

Total Personnel Services	38,875

Maintenance and Other Operating Expenses
Travelling Expenses	277
Training and Scholarship Expenses	791
Supplies and Materials Expenses	2,927
Utility Expenses	2,849
Communication Expenses	1,863
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	409
General Services	652
Repairs and Maintenance	1,260
Taxes, Insurance Premiums and Other Fees	180
Other Maintenance and Operating Expenses
Printing and Publication Expenses	2,139
Transportation and Delivery Expenses	16
Rent/Lease Expenses	4,587
Subscription Expenses	2,190
Other Maintenance and Operating Expenses	1,697

Total Maintenance and Other Operating Expenses	21,973

Total Current Operating Expenditures	60,848

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	11,350
Transportation Equipment Outlay	2,940

Total Capital Outlays	14,290

TOTAL NEW APPROPRIATIONS	75,138

D. NATIONAL PRINTING OFFICE

For general administration and support, and operations, as indicated hereunder	₱	9,129,000

New Appropriations, by Program

Current Operating Expenditures
Personal Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

502	OFFICIAL GAZETTE	VOL. 118, NO. 1
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PROGRAMS
General Administration and Support	₱	1,547,000	₱	1,547,000
Operations		7,582,000		7,582,000

NATIONAL PRINTING PROGRAM		7,582,000		7,582,000

TOTAL NEW APPROPRIATIONS	₱	9,129,000	₱	9,129,000

Special Provision(s)

1. Revolving Fund for the National Printing Office. The revolving fund constituted from income derived from the production and other printing activities of the National Printing Office (NPO) shall be used to cover its operating requirements consistent with Section 3 of E.O. No. 378 s. 2004. Disbursements shall be made in accordance with budgeting, accounting and auditing rules and regulations.

2. Appropriations for the National Printing Office. The amount of Nine Million One Hundred Twenty Nine Thousand Pesos (P9,129,000) appropriated herein for Personnel Services shall be used exclusively for deficiencies in the payment of regular pay, allowances and benefits of NPO personnel. In no case shall said amount be used for any other purpose.

3. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments, shall be in accordance with Section 99 of the General Provisions of this Act.

4. Appropriations for Activities or Project(s). The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personal Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	₱	1,547,000			₱	1,547,000

Sub-total, General Administration and Support		1,547,000				1,547,000

Operations
Responsive and self-sustaining printing operations achieved		7,582,000				7,582,000

NATIONAL PRINTING PROGRAM		7,582,000				7,582,000

Production, planning and control of printing and binding activities		476,000				476,000
Maintenance and repair of printing machines		576,000				576,000
Type setting, monotyping and photolithographic services		2,216,000				2,216,000
Press operation and cutting into standard forms and binding of printed materials		3,879,000				3,879,000

JANUARY 3, 2022	OFFICIAL GAZETTE	503
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

Storing, shipping and trucking of finished products		435,000		435,000

Sub-total, Operations		7,582,000		7,582,000

TOTAL NEW APPROPRIATIONS	₱	9,129,000	₱	9,129,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	8,209

Total Permanent Positions	8,209

Other Compensation Common to All
Personnel Economic Relief Allowance	646
Representation Allowance	34
Transportation Allowance	34
Step Increment	21

Total Other Compensation Common to All	735

Other Benefits
PAG-IBIG Contributions	33
PhilHealth Contributions	119
Employees Compensation Insurance Premiums	33

Total Other Benefits	185

Total Personnel Services	9,129

Total Current Operating Expenditures	9,129

TOTAL NEW APPROPRIATIONS	9,129

E. NEWS AND INFORMATION BUREAU

For general administration and support, and operations, as indicated hereunder	₱	121,750,000

New Appropriations, by Program

Current Operating Expenditures
Personal Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

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PROGRAMS
General Administration and Support	₱	17,030,000	₱	9,318,000	₱	1,250,000	₱	27,598,000
Operations		65,541,000		28,611,000				94,152,000

GOVERNMENT NEWS INFORMATION AND MEDIA SERVICES PROGRAM		65,541,000		28,611,000				94,152,000

TOTAL NEW APPROPRIATIONS	₱	82,571,000	₱	37,929,000	₱	1,250,000	₱	121,750,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments, shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Project(s). The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personal Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	15,082,000	₱	9,318,000	₱	1,250,000	₱	25,650,000
Administration of Personnel Benefits		1,948,000						1,948,000

Sub-total, General Administration and Support		17,030,000		9,318,000		1,250,000		27,598,000

Operations
Public access, engagement and understanding of Presidential policies and government programs achieved		65,541,000		28,611,000				94,152,000

GOVERNMENT NEWS INFORMATION AND MEDIA SERVICES PROGRAM		65,541,000		28,611,000				94,152,000

Provision of media coverage of Presidential activities and media relations and accreditation		19,548,000		13,384,000				32,932,000
Provision of daily news and services to both local and foreign public on the activities of the government and the Presidency		45,993,000		15,227,000				61,220,000

Sub-total, Operations		65,541,000		28,611,000				94,152,000

TOTAL NEW APPROPRIATIONS	₱	82,571,000	₱	37,929,000	₱	1,250,000	₱	121,750,000

JANUARY 3, 2022	OFFICIAL GAZETTE	505
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	62,053

Total Permanent Positions	62,053

Other Compensation Common to All
Personnel Economic Relief Allowance	3,456
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	864
Mid - Year Bonus - Civilian	5,172
Year - End Bonus	5,172
Cash Gift	720
Productivity Enhancement Incentive	720
Step Increment	156

Total Other Compensation Common to All	16,680

Other Benefits
PAG-IBIG Contributions	172
PhilHealth Contributions	1,057
Employees Compensation Insurance Premiums	172
Loyalty Award - Civilian	85
Terminal Leave	1,948

Total Other Benefits	3,434

Non - Permanent Positions	404

Total Personnel Services	82,571

Maintenance and Other Operating Expenses
Travelling Expenses	7,999
Training and Scholarship Expenses	665
Supplies and Materials Expenses	8,225
Utility Expenses	3,978
Communication Expenses	4,881
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	7,195
General Services	1,905
Repairs and Maintenance	821
Taxes, Insurance Premiums and Other Fees	50
Other Maintenance and Operating Expenses
Advertising Expenses	1
Printing and Publication Expenses	425
Transportation and Delivery Expenses	106

506	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Rent/Lease Expenses	1,554
Membership Dues and Contributions to Organizations	6

Total Maintenance and Other Operating Expenses	37,929

Total Current Operating Expenditures	120,500

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,250

Total Capital Outlays	1,250

TOTAL NEW APPROPRIATIONS	121,750

F. PHILIPPINE INFORMATION AGENCY

For general administration and support, and operations, as indicated hereunder	₱	315,466,000

New Appropriations, by Program

	Current Operating Expenditures
	Personal Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	35,844,000	₱	32,992,000	₱	6,769,000	₱	75,605,000
Operations		160,815,000		77,999,000		1,047,000		239,861,000

DEVELOPMENT COMMUNICATION PROGRAM		160,815,000		77,999,000		1,047,000		239,861,000

TOTAL NEW APPROPRIATIONS	₱	196,659,000	₱	110,991,000	₱	7,816,000	₱	315,466,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments, shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Project(s). The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personal Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	27,420,000	₱	29,992,000	₱	6,769,000	₱	64,181,000

JANUARY 3, 2022	OFFICIAL GAZETTE	507
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

Training of PIA personnel		7,315,000		3,000,000				10,315,000
Administration of Personnel Benefits		1,109,000						1,109,000

Sub-total, General Administration and Support		35,844,000		32,992,000		6,769,000		75,605,000

Operations
Public access, engagement and understanding of Presidential policies and government programs achieved		160,815,000		77,999,000		1,047,000		239,861,000

DEVELOPMENT COMMUNICATION PROGRAM		160,815,000		77,999,000		1,047,000		239,861,000

Coordination, monitoring and evaluation		4,212,000		1,204,000				5,416,000
Communication research		10,753,000		1,204,000				11,957,000
Production of developmental information		14,264,000		1,326,000				15,590,000
Information systems development and maintenance		7,737,000		1,372,000				9,109,000
Dissemination of developmental information		115,051,000		71,893,000		1,047,000		187,991,000
Institutional networking and capability building		8,798,000		1,000,000				9,798,000

Sub-total, Operations		160,815,000		77,999,000		1,047,000		239,861,000

TOTAL NEW APPROPRIATIONS	₱	196,659,000	₱	110,991,000	₱	7,816,000	₱	315,466,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	150,606

Total Permanent Positions	150,606

Other Compensation Common to All
Personnel Economic Relief Allowance	7,920
Representation Allowance	1,272
Transportation Allowance	1,272
Clothing and Uniform Allowance	1,980
Mid - Year Bonus - Civilian	12,550
Year - End Bonus	12,550
Cash Gift	1,650
Productivity Enhancement Incentive	1,650
Step Increment	376

Total Other Compensation Common to All	41,220

508	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Other Benefits
PAG-IBIG Contributions	395
PhilHealth Contributions	2,505
Employees Compensation Insurance Premiums	395
Loyalty Award - Civilian	429
Terminal Leave	1,109

Total Other Benefits	4,833

Total Personnel Services	196,659

Maintenance and Other Operating Expenses
Travelling Expenses	7,069
Training and Scholarship Expenses	600
Supplies and Materials Expenses	16,055
Utility Expenses	12,703
Communication Expenses	10,709
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	348
Professional Services	19,141
General Services	12,933
Repairs and Maintenance	4,003
Taxes, Insurance Premiums and Other Fees	1,779
Other Maintenance and Operating Expenses
Advertising Expenses	1,520
Printing and Publication Expenses	118
Representation Expenses	13,064
Transportation and Delivery Expenses	10
Rent/Lease Expenses	8,808
Membership Dues and Contributions to Organizations	94
Subscription Expenses	2,037

Total Maintenance and Other Operating Expenses	110,991

Total Current Operating Expenditures	307,650

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	7,816

Total Capital Outlays	7,816

TOTAL NEW APPROPRIATIONS	315,466

G. PRESIDENTIAL BROADCAST STAFF (RTVM)

For general administration and support, and operations, as indicated hereunder	₱	165,814,000

New Appropriations, by Program

Current Operating Expenditures
Personal Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	509
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

PROGRAMS
General Administration and Support	₱	13,678,000	₱	13,442,000		₱	₱	27,120,000
Operations		52,218,000		78,029,000		8,447,000		138,694,000

PRESIDENTIAL DOCUMENTATION AND BROADCAST MANAGEMENT PROGRAM		52,218,000		78,029,000		8,447,000		138,694,000

TOTAL NEW APPROPRIATIONS	₱	65,896,000	₱	91,471,000	₱	8,447,000	₱	165,814,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments, shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Project(s). The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personal Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	13,678,000	₱	13,442,000	₱		₱	27,120,000

Sub-total, General Administration and Support		13,678,000		13,442,000				27,120,000

Operations
Public access, engagement and understanding of Presidential policies and government programs achieved		52,218,000		78,029,000		8,447,000		138,694,000

PRESIDENTIAL DOCUMENTATION AND BROADCAST MANAGEMENT PROGRAM		52,218,000		78,029,000		8,447,000		138,694,000

Provision of audio/video coverage of Presidential events and the Executives for documentation and broadcast dissemination; and production of developmental communication programs for public information		52,218,000		78,029,000		8,447,000		138,694,000

Sub-total, Operations		52,218,000		78,029,000		8,447,000		138,694,000

TOTAL NEW APPROPRIATIONS	₱	65,896,000	₱	91,471,000	₱	8,447,000	₱	165,814,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

510	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	50,344

Total Permanent Positions	50,344

Other Compensation Common to All
Personnel Economic Relief Allowance	3,024
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	756
Mid - Year Bonus - Civilian	4,195
Year - End Bonus	4,195
Cash Gift	630
Productivity Enhancement Incentive	630
Step Increment	126

Total Other Compensation Common to All	13,916

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	378

Total Compensation for Specific Groups	378

Other Benefits
PAG-IBIG Contributions	152
PhilHealth Contributions	864
Employees Compensation Insurance Premiums	152
Loyalty Award - Civilian	90

Total Other Benefits	1,258

Total Personnel Services	65,896

Maintenance and Other Operating Expenses
Travelling Expenses	41,000
Training and Scholarship Expenses	939
Supplies and Materials Expenses	17,127
Utility Expenses	1,078
Communication Expenses	5,979
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	143
Professional Services	7,549
General Services	2,000
Repairs and Maintenance	6,270
Taxes, Insurance Premiums and Other Fees	3,969
Other Maintenance and Operating Expenses
Printing and Publication Expenses	617
Representation Expenses	300

JANUARY 3, 2022	OFFICIAL GAZETTE	511
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

Rent/Lease Expenses	3,800
Subscription Expenses	700

Total Maintenance and Other Operating Expenses	91,471

Total Current Operating Expenditures	157,367

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	8,447

Total Capital Outlays	8,447

TOTAL NEW APPROPRIATIONS	165,814

512	OFFICIAL GAZETTE	VOL. 118, NO. 1
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GENERAL SUMMARY

PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

	Current Operating Expenditures
	Personal Services		Maintenance and Other Operating Expenses		Capital Outlays		Total

A. PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE (PROPER)	₱	147,147,000	₱	314,060,000	₱	365,914,000	₱	827,121,000
B. BUREAU OF BROADCAST SERVICES		261,471,000		145,054,000		25,771,000		432,296,000
C. BUREAU OF COMMUNICATIONS SERVICES		38,875,000		21,973,000		14,290,000		75,138,000
D. NATIONAL PRINTING OFFICE		9,129,000						9,129,000
E. NEWS AND INFORMATION BUREAU		82,571,000		37,929,000		1,250,000		121,750,000
F. PHILIPPINE INFORMATION AGENCY		196,659,000		110,991,000		7,816,000		315,466,000
G. PRESIDENTIAL BROADCAST STAFF (RTVM)		65,896,000		91,471,000		8,447,000		165,814,000

TOTAL NEW APPROPRIATIONS, PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE	₱	801,748,000	₱	721,478,000	₱	423,488,000	₱	1,946,714,000

JANUARY 3, 2022	OFFICIAL GAZETTE	513
OTHER EXECUTIVE OFFICES

XXVIII. OTHER EXECUTIVE OFFICES

A. ANTI-MONEY LAUNDERING COUNCIL

For the operations, as indicated hereunder						₱	147,342,000

New Appropriations, by Program
	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
Operations		₱	118,170,000	₱	29,172,000	₱	147,342,000

ANTI-MONEY LAUNDERING PROGRAM			118,170,000		29,172,000		147,342,000

TOTAL NEW APPROPRIATIONS		₱	118,170,000	₱	29,172,000	₱	147,342,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
Operations
Effective Anti-Money Laundering and Combating the Financing of Terrorism (AML and CFT) Regime Improved		₱	118,170,000	₱	29,172,000	₱	147,342,000

ANTI-MONEY LAUNDERING PROGRAM			118,170,000		29,172,000		147,342,000

Implementation of Anti-Money Laundering Program			118,170,000		29,172,000		147,342,000

Sub-total, Operations			118,170,000		29,172,000		147,342,000

TOTAL NEW APPROPRIATIONS		₱	118,170,000	₱	29,172,000	₱	147,342,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Travelling Expenses	6,071

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GENERAL APPROPRIATIONS ACT, FY 2022

Training and Scholarship Expenses	13,992
Supplies and Materials Expenses	4,737
Utility Expenses	3,506
Communication Expenses	9,171
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	11,600
Professional Services	16,038
Repairs and Maintenance	2,464
Taxes, Insurance Premiums and Other Fees	1,140
Other Maintenance and Operating Expenses
Advertising Expenses	521
Printing and Publication Expenses	600
Representation Expenses	5,517
Rent/Lease Expenses	3,100
Membership Dues and Contributions to Organizations	2,200
Subscription Expenses	34,851
Other Maintenance and Operating Expenses	2,662

Total Maintenance and Other Operating Expenses	118,170

Total Current Operating Expenditures	118,170

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	14,302
Intangible Assets Outlay	14,870

Total Capital Outlays	29,172

TOTAL NEW APPROPRIATIONS	147,342

B. ANTI-RED TAPE AUTHORITY

For general administration and support, and operations, as indicated hereunder	P 271,124,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	45,550,000	₱	98,557,000		9,700,000	₱	153,807,000
Operations		41,809,000		75,508,000				117,317,000

EASE OF DOING BUSINESS AND EFFICIENT DELIVERY OF GOVERNMENT SERVICES PROGRAM		41,809,000		75,508,000				117,317,000

TOTAL NEW APPROPRIATIONS	₱	87,359,000	₱	174,065,000	₱	9,700,000	₱	271,124,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

JANUARY 3, 2022	OFFICIAL GAZETTE	515
OTHER EXECUTIVE OFFICES

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	45,550,000	₱	98,557,000	₱	9,700,000	₱	153,807,000

General Management and Supervision		45,550,000		98,557,000		9,700,000		153,807,000

Sub-total, General Administration and Support		45,550,000		98,557,000		9,700,000		153,807,000

Operations
Better government services delivery by institutionalization and implementation of effective and efficient policies and practices to reduce red tape and promote ease of doing business		41,809,000		75,508,000				117,317,000

EASE OF DOING BUSINESS AND EFFICIENT DELIVERY OF GOVERNMENT SERVICES PROGRAM		41,809,000		75,508,000				117,317,000

Monitor and Evaluate Compliance to R.A. 11032		16,409,000		28,120,000				44,529,000
Institutionalize Regulatory Management System and EODB Reforms		10,516,000		28,751,000				39,267,000
Provide Legal Services and Public Assistance		14,884,000		18,637,000				33,521,000

Sub-total, Operations		41,809,000		75,508,000				117,317,000

TOTAL NEW APPROPRIATIONS	₱	87,359,000	₱	174,065,000	₱	9,700,000	₱	271,124,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	68,044

Total Permanent Positions	68,044

Other Compensation Common to All
Personnel Economic Relief Allowance	2,376

516	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Representation Allowance	1,314
Transportation Allowance	1,314
Clothing and Uniform Allowance	594
Mid-Year Bonus - Civilian	5,671
Year End Bonus	5,671
Cash Gift	495
Productivity Enhancement Incentive	495
Step Increment	170

Total Other Compensation Common to All	18,100

Other Benefits
PAG-IBIG Contributions	118
PhilHealth Contributions	979
Employees Compensation Insurance Premiums	118

Total Other Benefits	1,215

Total Personnel Services	87,359

Maintenance and Other Operating Expenses
Travelling Expenses	6,265
Training and Scholarship Expenses	8,521
Supplies and Materials Expenses	11,872
Utility Expenses	8,600
Communication Expenses	6,780
Awards/Rewards and Prizes	6,500
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	10,000
Extraordinary and Miscellaneous Expenses	1,355
Professional Services	31,864
General Services	2,304
Repairs and Maintenance	155
Taxes, Insurance Premiums and Other Fees	400
Other Maintenance and Operating Expenses
Advertising Expenses	244
Printing and Publication Expenses	6,617
Representation Expenses	6,114
Rent/Lease Expenses	45,018
Subscription Expenses	21,145
Other Maintenance and Operating Expenses	311

Total Maintenance and Other Operating Expenses	174,065

Total Current Operating Expenditures	261,424

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	5,200
Transportation Equipment Outlay	4,500

Total Capital Outlays	9,700

TOTAL NEW APPROPRIATIONS	271,124

JANUARY 3, 2022	OFFICIAL GAZETTE	517
OTHER EXECUTIVE OFFICES

C. CLIMATE CHANGE COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	140,006,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	45,063,000	₱	38,196,000		₱	83,259,000
Operations		12,926,000		43,821,000			56,747,000

CLIMATE CHANGE POLICY AND ADVISORY PROGRAM		9,210,000		41,553,000			50,763,000
RESEARCH AND DEVELOPMENT MANAGEMENT PROGRAM		3,716,000		2,268,000			5,984,000

TOTAL NEW APPROPRIATIONS	₱	57,989,000	₱	82,017,000		₱	140,006,000

Special Provision(s)

1. Technical Assistance and Capacity Building on Climate Risk Assessment and Development of Climate Change Adaptation and Mitigation Policies, Plans and Programs. The Climate Change Commission (CCC), pursuant to its mandate, shall extend the necessary technical and capacity building assistance to all agencies of the government and LGUs in the conduct of climate risk assessment and in the development of climate change adaptation and mitigation policies, plans and programs. For this purpose, the CCC may also utilize the services of the international experts under the country’s official development assistance portfolio.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	45,063,000	₱	38,196,000		₱	83,259,000

Sub-total, General Administration and Support		45,063,000		38,196,000			83,259,000

Operations
Adaptive capacity of communities built, resilience of natural ecosystems to climate change increased, and mitigation opportunities towards sustainable development optimized		12,926,000		43,821,000			56,747,000

CLIMATE CHANGE POLICY AND ADVISORY PROGRAM		9,210,000		41,553,000			50,763,000

Coordination meetings with stakeholders		3,297,000		9,413,000			12,710,000

518	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Policy Development		1,580,000		13,966,000		15,546,000
Community Liaison		4,333,000		10,659,000		14,992,000
Training course development				424,000		424,000
Production of training and information materials/knowledge management				3,989,000		3,989,000
Delivery of training workshops				3,102,000		3,102,000
RESEARCH AND DEVELOPMENT MANAGEMENT PROGRAM		3,716,000		2,268,000		5,984,000

Review of project proposals		3,716,000		1,628,000		5,344,000
Monitoring of research projects-in-progress				107,000		107,000
Publication and dissemination of results of completed projects				533,000		533,000

Sub-total, Operations		12,926,000		43,821,000		56,747,000

TOTAL NEW APPROPRIATIONS	₱	57,989,000	₱	82,017,000	₱	140,006,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary						44,974

Total Permanent Positions						44,974

Other Compensation Common to All
Personnel Economic Relief Allowance						1,608
Representation Allowance						966
Transportation Allowance						966
Clothing and Uniform Allowance						402
Mid-Year Bonus - Civilian						3,747
Year End Bonus						3,747
Cash Gift						335
Productivity Enhancement Incentive						335
Step Increment						111

Total Other Compensation Common to All						12,217

Other Benefits
PAG-IBIG Contributions						80
PhilHealth Contributions						638

JANUARY 3, 2022	OFFICIAL GAZETTE	519
OTHER EXECUTIVE OFFICES

Employees Compensation Insurance Premiums	80

Total Other Benefits	798

Total Personnel Services	57,989

Maintenance and Other Operating Expenses
Travelling Expenses	2,750
Training and Scholarship Expenses	811
Supplies and Materials Expenses	10,240
Utility Expenses	1,873
Communication Expenses	2,450
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	900
Professional Services	24,168
General Services	4,040
Repairs and Maintenance	579
Taxes, Insurance Premiums and Other Fees	332
Other Maintenance and Operating Expenses
Printing and Publication Expenses	2,200
Representation Expenses	8,509
Rent/Lease Expenses	17,360
Subscription Expenses	2,465
Other Maintenance and Operating Expenses	3,340

Total Maintenance and Other Operating Expenses	82,017

Total Current Operating Expenditures	140,006

TOTAL NEW APPROPRIATIONS	140,006

D. COMMISSION ON FILIPINOS OVERSEAS

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	133,736,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	25,773,000	₱	30,328,000	₱		₱	56,101,000
Operations		31,999,000		35,856,000		9,780,000		77,635,000

OVERSEAS FILIPINO WELFARE PROGRAM		31,999,000		35,856,000		9,780,000		77,635,000

TOTAL NEW APPROPRIATIONS	₱	57,772,000	₱	66,184,000	₱	9,780,000	₱	133,736,000

Special Provision(s)

1. Collection of Fees. In the conduct of the provision of welfare services such as pre-departure orientation seminars, among others, the Commission on Filipinos Overseas cannot charge any kind of fee that is not expressly provided by any law.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

520	OFFICIAL GAZETTE	VOL. 118, NO. 1
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3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	25,773,000	₱	30,328,000	₱		₱	56,101,000

Sub-total, General Administration and Support		25,773,000		30,328,000				56,101,000

Operations
Filipinos overseas are productive, well-integrated and active in local development initiatives		31,999,000		35,856,000		9,780,000		77,635,000

OVERSEAS FILIPINO WELFARE PROGRAM		31,999,000		35,856,000		9,780,000		77,635,000

Policy formulation, coordination, plan implementation of the Filipinos overseas program		31,999,000		15,466,000		6,900,000		54,365,000
Project(s)
Locally-Funded Project(s)				20,390,000		2,880,000		23,270,000

BaLinkBayan Portal				13,885,000		2,080,000		15,965,000
CFO Information System Improvement Project (CFO-ISIP)				6,505,000		800,000		7,305,000

Sub-total, Operations		31,999,000		35,856,000		9,780,000		77,635,000

TOTAL NEW APPROPRIATIONS	₱	57,772,000	₱	66,184,000	₱	9,780,000	₱	133,736,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	44,977

Total Permanent Positions	44,977

JANUARY 3, 2022	OFFICIAL GAZETTE	521
OTHER EXECUTIVE OFFICES

Other Compensation Common to All
Personnel Economic Relief Allowance	1,824
Representation Allowance	642
Transportation Allowance	642
Clothing and Uniform Allowance	456
Mid-Year Bonus - Civilian	3,748
Year End Bonus	3,748
Cash Gift	380
Productivity Enhancement Incentive	380
Step Increment	112

Total Other Compensation Common to All	11,932

Other Benefits
PAG-IBIG Contributions	92
PhilHealth Contributions	679
Employees Compensation Insurance Premiums	92

Total Other Benefits	863

Total Personnel Services	57,772

Maintenance and Other Operating Expenses
Travelling Expenses	1,295
Training and Scholarship Expenses	5,255
Supplies and Materials Expenses	5,330
Utility Expenses	3,951
Communication Expenses	7,340
Survey, Research, Exploration and Development Expenses	3,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	552
Professional Services	16,282
General Services	1,750
Repairs and Maintenance	350
Taxes, Insurance Premiums and Other Fees	222
Other Maintenance and Operating Expenses
Advertising Expenses	189
Printing and Publication Expenses	500
Representation Expenses	730
Rent/Lease Expenses	15,453
Subscription Expenses	3,785
Other Maintenance and Operating Expenses	200

Total Maintenance and Other Operating Expenses	66,184

Total Current Operating Expenditures	123,956

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	9,780

Total Capital Outlays	9,780

TOTAL NEW APPROPRIATIONS	133,736

522	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

E. COMMISSION ON HIGHER EDUCATION

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	31,684,508,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	74,814,000	₱	40,337,000	₱		₱	115,151,000
Support to Operations		10,460,000		1,598,000				12,058,000
Operations		358,045,000		30,990,374,000		208,880,000		31,557,299,000

HIGHER EDUCATION REGULATION PROGRAM		313,546,000		123,480,000				437,026,000
HIGHER EDUCATION DEVELOPMENT PROGRAM		44,499,000		30,866,894,000		208,880,000		31,120,273,000

TOTAL NEW APPROPRIATIONS	₱	443,319,000	₱	31,032,309,000	₱	208,880,000	₱	31,684,508,000

Special Provision(s)

1. Higher Education Development Fund. In addition to the amounts appropriated herein, One Billion Twenty Six Million Six Hundred Fifty Five Thousand Pesos (P1,026,655,000) shall be used for the MOOE requirements of the Commission, sourced from the following in accordance with Section 10 of R.A. No. 7722:

(i)	Travel tax collections of the Tourism Infrastructure and Enterprise Zone Authority;

(ii)	Sales from the lotto operations of PCSO; and

(iii)	Collections of the Professional Regulation Commission.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. 292, s. 1987.

In the overall programming of Higher Education Development Fund, the CHED shall ensure that the full requirements of existing scholars are considered to guarantee their continuing funding. The CHED shall likewise prioritize courses aligned with global innovation platforms of Science, Technology, Engineering, Agri-fisheries and Mathematics (STEAM), as well as the priorities of the government in key growth areas, such as semiconductor and electronics, business process outsourcing, tourism, general infrastructure and other priority manufacturing industries in the grant of scholarships.

2. Rationalization of State Universities and Colleges (SUCs) Programs and Course Offerings. The CHED shall evaluate and rationalize all existing programs and course offerings of the SUCs to ensure that they are directly aligned with the SUC’s core mandate, consistent with its supervisory and regulatory functions. The CHED shall likewise evaluate requests for the opening of new programs and course offerings if they are within the core mandate of the SUCs or fall under the fields of STEAM, which are considered as engines of agro-industrial growth.

3. Universal Access to Quality Tertiary Education. The amount appropriated herein for the Universal Access to Quality Tertiary Education shall be used to cover the cost of tertiary education for all Filipino students enrolled in SUCs, local universities and colleges, and private higher education institutions (HEIs) pursuant to R.A. No. 10931 and its IRR. This amount shall also include the requirement to cover any deficiency in the appropriation of SUCs to implement the free higher education. In no case shall more than one percent (1%) of the amount for tertiary education subsidy and student loan program be used as administrative cost.

The Unified Student Financial Assistance System for Tertiary Education (UniFAST) Board shall administer the amount appropriated herein which shall cover tuition and other school fees for FY 2022.

The implementation of Tertiary Education Subsidy (TES) shall cover the existing or ongoing grantees under the Tulong Dunong Program, as well as the grant of financial assistance to deserving new students which shall be managed by UniFAST under CHED: PROVIDED , That a duly issued certificate of indigency from the barangay concerned shall be a sufficient proof of income document in the grant of the Tulong Dunong Program-Tertiary Education Subsidy (TDP-TES). A list of participating HEIs in the TES shall be posted in the UniFAST website.

Release of funds shall be subject to the submission of Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

4. Scholarship Grants for Dependents of Sugar Industry Workers. The amount of Sixty Five Million One Hundred Forty Seven Thousand Pesos (P65,147,000) appropriated under provision of assistance and incentives, scholarships and grants through Student Financial Assistance Programs shall be used as scholarship grants for dependents of sugar industry workers and small farmers pursuant to R.A. No. 10659.

5. Agriculture and Fisheries Modernization Program. The amount of Fifteen Million Six Hundred Sixty Nine Thousand Pesos (P15,669,000) appropriated herein under the Development of Standards of Excellence for Higher Education Programs and Institutions shall be used in support of the programs and projects under the Agriculture and Fisheries Modernization Program.

JANUARY 3, 2022	OFFICIAL GAZETTE	523
OTHER EXECUTIVE OFFICES

6. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

7. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	62,735,000	₱	38,973,000	₱		₱	101,708,000

National Capital Region (NCR)		62,735,000		38,973,000				101,708,000

Central Office		62,735,000		38,973,000				101,708,000
Administration of Personnel Benefits		6,041,000						6,041,000

National Capital Region (NCR)		328,000						328,000

Central Office		328,000						328,000
Region IVA - CALABARZON		5,713,000						5,713,000

Regional Office - IVA		5,713,000						5,713,000
Management of receipts and payments in relation to Higher Education Development Fund		6,038,000		1,364,000				7,402,000

National Capital Region (NCR)		6,038,000		1,364,000				7,402,000

Central Office		6,038,000		1,364,000				7,402,000

Sub-total, General Administration and Support		74,814,000		40,337,000				115,151,000

Support to Operations
Provision of Legal Service		10,460,000		1,598,000				12,058,000

National Capital Region (NCR)		10,460,000		1,598,000				12,058,000

Central Office		10,460,000		1,598,000				12,058,000

Sub-total, Support to Operations		10,460,000		1,598,000				12,058,000

Operations
Quality Tertiary Education Program to produce holistically-developed and civic-minded critical thinkers, lifelong learners, innovators, job creators and entrepreneurs for inclusive growth		358,045,000		30,990,374,000		208,880,000		31,557,299,000

524	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

HIGHER EDUCATION REGULATION PROGRAM	313,546,000	123,480,000	437,026,000

Monitoring and evaluation of performance of higher education programs	258,235,000	67,960,000	326,195,000

National Capital Region (NCR)	20,240,000	9,837,000	30,077,000

Regional Office - NCR	20,240,000	9,837,000	30,077,000
Region I - Ilocos	18,076,000	4,842,000	22,918,000

Regional Office - I	18,076,000	4,842,000	22,918,000
Cordillera Administrative Region (CAR)	18,578,000	3,602,000	22,180,000

Regional Office - CAR	18,578,000	3,602,000	22,180,000
Region II - Cagayan Valley	13,720,000	3,284,000	17,004,000

Regional Office - II	13,720,000	3,284,000	17,004,000
Region III - Central Luzon	15,159,000	3,488,000	18,647,000

Regional Office - III	15,159,000	3,488,000	18,647,000
Region IVA - CALABARZON	16,972,000	4,416,000	21,388,000

Regional Office - IVA	16,972,000	4,416,000	21,388,000
Region IVB - MIMAROPA	11,179,000	2,919,000	14,098,000

Regional Office - IVB	11,179,000	2,919,000	14,098,000
Region V - Bicol	14,571,000	3,758,000	18,329,000

Regional Office - V	14,571,000	3,758,000	18,329,000
Region VI - Western Visayas	22,022,000	4,014,000	26,036,000

Regional Office - VI	22,022,000	4,014,000	26,036,000
Region VII - Central Visayas	19,870,000	5,930,000	25,800,000

Regional Office - VII	19,870,000	5,930,000	25,800,000
Region VIII - Eastern Visayas	18,108,000	4,053,000	22,161,000

Regional Office - VIII	18,108,000	4,053,000	22,161,000
Region IX - Zamboanga Peninsula	14,651,000	3,641,000	18,292,000

Regional Office - IX	14,651,000	3,641,000	18,292,000
Region X - Northern Mindanao	16,590,000	4,062,000	20,652,000

Regional Office - X	16,590,000	4,062,000	20,652,000

JANUARY 3, 2022	OFFICIAL GAZETTE	525
OTHER EXECUTIVE OFFICES

Region XI - Davao	13,468,000	3,316,000		16,784,000

Regional Office - XI	13,468,000	3,316,000		16,784,000
Region XII - SOCCSKSARGEN	13,399,000	3,174,000		16,573,000

Regional Office - XII	13,399,000	3,174,000		16,573,000
Region XIII - CARAGA	11,632,000	3,624,000		15,256,000

Regional Office - XIII	11,632,000	3,624,000		15,256,000
Development of standards of excellence for higher education programs and institutions	41,453,000	45,253,000		86,706,000

National Capital Region (NCR)	41,453,000	45,253,000		86,706,000

Central Office	41,453,000	45,253,000		86,706,000
Development of standards and monitoring of Expanded Tertiary Education Equivalency Accreditation Program (ETEEAP) and Ladderized Education Program and other non-conventional higher education programs	3,594,000	2,720,000		6,314,000

National Capital Region (NCR)	3,594,000	2,720,000		6,314,000

Central Office	3,594,000	2,720,000		6,314,000
Provision of appropriate incentives to quality HEIs and programs	10,264,000	7,547,000		17,811,000

National Capital Region (NCR)	10,264,000	7,547,000		17,811,000

Central Office	10,264,000	7,547,000		17,811,000
HIGHER EDUCATION DEVELOPMENT PROGRAM	44,499,000	30,866,894,000	208,880,000	31,120,273,000

Formulation of higher education plans, directions, priorities and policies	22,634,000	27,139,000		49,773,000

National Capital Region (NCR)	22,634,000	27,139,000		49,773,000

Central Office	22,634,000	27,139,000		49,773,000
Development of strategies and schemes to establish linkages with international institutions of higher learning	5,518,000	3,835,000		9,353,000

National Capital Region (NCR)	5,518,000	3,835,000		9,353,000

Central Office	5,518,000	3,835,000		9,353,000
Provision of assistance and incentives, scholarships and grants through Student Financial Assistance Programs		1,821,929,000		1,821,929,000

National Capital Region (NCR)		1,821,929,000		1,821,929,000

Central Office		1,821,929,000		1,821,929,000

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GENERAL APPROPRIATIONS ACT, FY 2022

Formulation of policies and guidelines on student affairs and provision of student services	13,100,000	13,229,000	26,329,000

National Capital Region (NCR)	13,100,000	13,229,000	26,329,000

Central Office	13,100,000	13,229,000	26,329,000
Development of policies for Unified Student Financial Assistance System in Tertiary Education Program	3,247,000	12,278,000	15,525,000

National Capital Region (NCR)	3,247,000	12,278,000	15,525,000

Central Office	3,247,000	12,278,000	15,525,000
Universal Access to Quality Tertiary Education		26,054,201,000	26,054,201,000

National Capital Region (NCR)		26,054,201,000	26,054,201,000

Central Office		26,054,201,000	26,054,201,000

PROJECT(s)
Locally-Funded Project(s)	2,934,283,000	208,880,000	3,143,163,000

Institutionalization of Philippine Qualifications Framework (PQF) in Higher Education (R.A. No. 10968-PQF Act)	50,000,000		50,000,000

National Capital Region (NCR)	50,000,000		50,000,000

Central Office	50,000,000		50,000,000
Research and Scholarship Project	445,283,000	195,880,000	641,163,000

National Capital Region (NCR)	445,283,000	195,880,000	641,163,000

Central Office	445,283,000	195,880,000	641,163,000
Subsidy for Tuition Fees of Medical Students in State Universities and Colleges	167,000,000		167,000,000

National Capital Region (NCR)	167,000,000		167,000,000

Central Office	167,000,000		167,000,000
Financial Assistance for Post Graduate Students	1,505,000,000		1,505,000,000

National Capital Region (NCR)	1,505,000,000		1,505,000,000

Central Office	1,505,000,000		1,505,000,000
Medical Scholarship and Return Service Program	500,000,000		500,000,000

National Capital Region (NCR)	500,000,000		500,000,000

Central Office	500,000,000		500,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	527
OTHER EXECUTIVE OFFICES

Purchase of Office Equipment and Furniture and Fixtures, Legal Education Board						7,000,000		7,000,000

National Capital Region (NCR)						7,000,000		7,000,000

Central Office						7,000,000		7,000,000
Procurement of Service Vehicles						6,000,000		6,000,000

National Capital Region (NCR)						6,000,000		6,000,000

Central Office						6,000,000		6,000,000
Legal Education Advance Program (LEAP) and Clinical Legal Education Program (CLEP)				7,000,000				7,000,000

National Capital Region (NCR)				7,000,000				7,000,000

Central Office				7,000,000				7,000,000
Seed Fund for Development of Medical Schools in SUCs				250,000,000				250,000,000

National Capital Region (NCR)				250,000,000				250,000,000

Central Office				250,000,000				250,000,000
Flexible Learning and Experiential
Learning for Teacher Education				10,000,000				10,000,000

National Capital Region (NCR)				10,000,000				10,000,000

Central Office				10,000,000				10,000,000

Sub-total, Operations		358,045,000		30,990,374,000		208,880,000		31,557,299,000

TOTAL NEW APPROPRIATIONS	₱	443,319,000	₱	31,032,309,000	₱	208,880,000	₱	31,684,508,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	338,595

Total Permanent Positions	338,595

Other Compensation Common to All
Personnel Economic Relief Allowance	12,768
Representation Allowance	6,534
Transportation Allowance	6,534
Clothing and Uniform Allowance	3,192

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Honoraria	722
Mid-Year Bonus - Civilian	28,218
Year End Bonus	28,218
Cash Gift	2,660
Productivity Enhancement Incentive	2,660
Step Increment	848

Total Other Compensation Common to All	92,354

Other Benefits
PAG-IBIG Contributions	637
PhilHealth Contributions	5,055
Employees Compensation Insurance Premiums	637
Terminal Leave	6,041

Total Other Benefits	12,370

Total Personnel Services	443,319

Maintenance and Other Operating Expenses
Travelling Expenses	36,052
Training and Scholarship Expenses	27,757
Supplies and Materials Expenses	37,648
Utility Expenses	22,362
Communication Expenses	21,204
Survey, Research, Exploration and Development Expenses	5,000
Awards/Rewards and Prizes	60
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,664
Professional Services	162,875
General Services	21,931
Repairs and Maintenance	5,079
Taxes, Insurance Premiums and Other Fees	4,785
Other Maintenance and Operating Expenses
Advertising Expenses	646
Printing and Publication Expenses	2,579
Representation Expenses	24,304
Transportation and Delivery Expenses	187
Rent/Lease Expenses	20,556
Membership Dues and Contributions to Organizations	247
Subscription Expenses	836
Donations	30,593,221
Other Maintenance and Operating Expenses	39,316

Total Maintenance and Other Operating Expenses	31,032,309

Total Current Operating Expenditures	31,475,628

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	199,880
Transportation Equipment Outlay	6,000
Furniture, Fixtures and Books Outlay	3,000

Total Capital Outlays	208,880

TOTAL NEW APPROPRIATIONS	31,684,508

JANUARY 3, 2022	OFFICIAL GAZETTE	529
OTHER EXECUTIVE OFFICES

F. COMMISSION ON THE FILIPINO LANGUAGE

For general administration and support, and operations, as indicated hereunder	₱	78,462,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	5,497,000	₱	5,734,000	₱	1,500,000	₱	12,731,000
Operations		37,525,000		28,206,000				65,731,000

FILIPINO AND OTHER PHILIPPINE LANGUAGES DEVELOPMENT PROGRAM		37,525,000		28,206,000				65,731,000

TOTAL NEW APPROPRIATIONS	₱	43,022,000	₱	33,940,000	₱	1,500,000	₱	78,462,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	5,497,000	₱	5,734,000	₱	1,500,000	₱	12,731,000

Sub-total, General Administration and Support		5,497,000		5,734,000		1,500,000		12,731,000

Operations
Filipino and other Philippine languages preserved, enriched, and promoted		37,525,000		28,206,000				65,731,000

FILIPINO AND OTHER PHILIPPINE LANGUAGES DEVELOPMENT PROGRAM		37,525,000		28,206,000				65,731,000

Policy Advisory on Filipino and other Philippine languages		21,450,000		8,092,000				29,542,000

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Promotion and enrichment of
Filipino and other Philippine languages		16,075,000		20,114,000				36,189,000

Sub-total, Operations		37,525,000		28,206,000				65,731,000

TOTAL NEW APPROPRIATIONS	₱	43,022,000	₱	33,940,000	₱	1,500,000	₱	78,462,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	33,171

Total Permanent Positions	33,171

Other Compensation Common to All
Personnel Economic Relief Allowance	1,128
Representation Allowance	720
Transportation Allowance	720
Clothing and Uniform Allowance	282
Honoraria	360
Mid-Year Bonus - Civilian	2,764
Year End Bonus	2,764
Cash Gift	235
Productivity Enhancement Incentive	235
Step Increment	83

Total Other Compensation Common to All	9,291

Other Benefits
PAG-IBIG Contributions	56
PhilHealth Contributions	443
Employees Compensation Insurance Premiums	56
Loyalty Award - Civilian	5

Total Other Benefits	560

Total Personnel Services	43,022

Maintenance and Other Operating Expenses
Travelling Expenses	5,100
Training and Scholarship Expenses	1,050
Supplies and Materials Expenses	3,650
Utility Expenses	1,400
Communication Expenses	1,212
Awards/Rewards and Prizes	500

JANUARY 3, 2022	OFFICIAL GAZETTE	531
OTHER EXECUTIVE OFFICES

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	800
Professional Services	12,899
General Services	1,500
Repairs and Maintenance	300
Taxes, Insurance Premiums and Other Fees	75
Other Maintenance and Operating Expenses
Advertising Expenses	600
Printing and Publication Expenses	2,900
Representation Expenses	500
Transportation and Delivery Expenses	250
Rent/Lease Expenses	500
Subscription Expenses	264
Other Maintenance and Operating Expenses	440

Total Maintenance and Other Operating Expenses	33,940

Total Current Operating Expenditures	76,962

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	1,500

Total Capital Outlays	1,500

TOTAL NEW APPROPRIATIONS	78,462

G. DANGEROUS DRUGS BOARD

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	307,865,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	44,379,000	₱	21,464,000	₱	5,550,000	₱	71,393,000
Support to Operations		9,203,000		83,168,000				92,371,000
Operations		19,283,000		122,518,000		2,300,000		144,101,000

DRUG ABUSE PREVENTION AND CONTROL PROGRAM		19,283,000		122,518,000		2,300,000		144,101,000

TOTAL NEW APPROPRIATIONS	₱	72,865,000	₱	227,150,000	₱	7,850,000	₱	307,865,000

Special Provision(s)

1. Collections for Drug Rehabilitation Activities. In addition to the amounts appropriated herein, the following shall be the fund sources of the Board and shall be utilized accordingly:

(a) Twenty five percent (25%) gross receipts from breakage by the Philippine Racing Commission in accordance with R.A. No. 6632; the Manila Jockey Club, Inc. pursuant to R.A. No. 6631; and Metro Manila Turf Club under R.A. No. 7978 for the rehabilitation of drug dependents;

532	OFFICIAL GAZETTE	VOL. 118, NO. 1
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(b) Ten percent (10%) of all unclaimed and forfeited sweepstakes and lotto prizes of the PCSO for the implementation of R.A. No. 9165, except for operating expenses of the Board and other agencies concerned. At least fifty percent (50%) thereof shall be reserved for assistance to government-owned or operated rehabilitation centers; and

(c) Five Million Pesos (P5,000,000) a month from the national government share in the income of the Philippine Amusement and Gaming Corporation for the establishment, maintenance and operations of drug rehabilitation centers in accordance with Section 87 of R.A. No. 9165.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts or conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	42,953,000	₱	21,464,000	₱	5,550,000	₱	69,967,000
Administration of Personnel Benefits		1,426,000						1,426,000

Sub-total, General Administration and Support		44,379,000		21,464,000		5,550,000		71,393,000

Support to Operations
Program monitoring and evaluation		9,203,000		83,168,000				92,371,000

Sub-total, Support to Operations		9,203,000		83,168,000				92,371,000

Operations
Institutionalization of the Philippine Anti-Illegal Drugs Strategy		19,283,000		122,518,000		2,300,000		144,101,000

DRUG ABUSE PREVENTION AND CONTROL PROGRAM		19,283,000		122,518,000		2,300,000		144,101,000

Policy formulation and other issuances through the conduct of surveys / researches / studies on drug related issues and concerns		9,748,000		53,821,000				63,569,000
Development and implementation of advocacies / information programs and production of IEC materials on Drug Abuse Prevention and Control		4,387,000		28,694,000				33,081,000
Conduct of capacity building programs for stakeholders		5,148,000		19,630,000				24,778,000
Project(s)
Locally-Funded Project(s)				20,373,000		2,300,000		22,673,000

Enhancement of Integrated Drug Monitoring and Reporting Information System (IDMRIS)				2,560,000				2,560,000

JANUARY 3, 2022	OFFICIAL GAZETTE	533
OTHER EXECUTIVE OFFICES

Enhancement of Policy Implementation Information System (PIIS)				6,300,000				6,300,000
Enhancement of Treatment and Rehabilitation Information System (TRIS)				1,000,000				1,000,000
Enhancement of Regulatory Control and Monitoring Information System (RCMIS)				2,600,000				2,600,000
Enhancement of Drug Information Portal				5,500,000		2,300,000		7,800,000
Drug Treatment Monitoring System				250,000				250,000
Electronic Specialized Prescription Information System				250,000				250,000
International Forum Against Drug Use and Illicit Trafficking				1,120,000				1,120,000
Continuing Training on the Universal Prevention Curriculum (UPC) for ASEAN Member States				793,000				793,000

Sub-total, Operations		19,283,000		122,518,000		2,300,000		144,101,000

TOTAL NEW APPROPRIATIONS	₱	72,865,000	₱	227,150,000	₱	7,850,000	₱	307,865,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	53,540

Total Permanent Positions	53,540

Other Compensation Common to All
Personnel Economic Relief Allowance	2,520
Representation Allowance	1,104
Transportation Allowance	852
Clothing and Uniform Allowance	630
Mid-Year Bonus - Civilian	4,461
Year End Bonus	4,461
Cash Gift	525
Per Diems	70
Productivity Enhancement Incentive	525
Step Increment	133

Total Other Compensation Common to All	15,281

534	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,230
Anniversary Bonus - Civilian	315

Total Other Compensation for Specific Groups	1,545

Other Benefits
PAG-IBIG Contributions	126
PhilHealth Contributions	751
Employees Compensation Insurance Premiums	126
Loyalty Award - Civilian	70
Terminal Leave	1,426

Total Other Benefits	2,499

Total Personnel Services	72,865

Maintenance and Other Operating Expenses
Travelling Expenses	5,066
Training and Scholarship Expenses	80,651
Supplies and Materials Expenses	13,320
Utility Expenses	10,201
Communication Expenses	5,090
Survey, Research, Exploration and Development Expenses	4,616
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,248
Professional Services	35,193
General Services	6,182
Repairs and Maintenance	1,671
Taxes, Insurance Premiums and Other Fees	533
Other Maintenance and Operating Expenses
Advertising Expenses	13,754
Printing and Publication Expenses	10,750
Representation Expenses	21,963
Rent/Lease Expenses	9,558
Membership Dues and Contributions to Organizations	70
Subscription Expenses	2,087
Other Maintenance and Operating Expenses	5,197

Total Maintenance and Other Operating Expenses	227,150

Total Current Operating Expenditures	300,015

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,300
Transportation Equipment Outlay	5,550

Total Capital Outlays	7,850

TOTAL NEW APPROPRIATIONS	307,865

JANUARY 3, 2022	OFFICIAL GAZETTE	535
OTHER EXECUTIVE OFFICES

H. ENERGY REGULATORY COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	857,493,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	110,013,000	₱	346,187,000	₱	22,324,000	₱	478,524,000
Operations		137,855,000		221,275,000		19,839,000		378,969,000

ELECTRIC POWER INDUSTRY REGULATORY PROGRAM		137,855,000		221,275,000		19,839,000		378,969,000

TOTAL NEW APPROPRIATIONS	₱	247,868,000	₱	567,462,000	₱	42,163,000	₱	857,493,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	104,666,000	₱	346,187,000	₱	22,324,000	₱	473,177,000
Administration of Personnel Benefits		5,347,000						5,347,000

Sub-total, General Administration and Support		110,013,000		346,187,000		22,324,000		478,524,000

Operations
Quality and reliability of electricity supply, and reasonable pricing ensured		137,855,000		221,275,000		19,839,000		378,969,000

ELECTRIC POWER INDUSTRY REGULATORY PROGRAM		137,855,000		221,275,000		19,839,000		378,969,000

Regulation of energy related industries through screening and registration		36,669,000		104,001,000		1,339,000		142,009,000

536	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Enforcement of rules and regulations		26,586,000		13,088,000				39,674,000
Monitoring of regulated entities		31,387,000		44,830,000		3,524,000		79,741,000
Consumer Education and Protection Program		43,213,000		59,356,000		14,976,000		117,545,000

Sub-total, Operations		137,855,000		221,275,000		19,839,000		378,969,000

TOTAL NEW APPROPRIATIONS	₱	247,868,000	₱	567,462,000	₱	42,163,000	₱	857,493,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	188,485

Total Permanent Positions	188,485

Other Compensation Common to All
Personnel Economic Relief Allowance	7,104
Representation Allowance	2,544
Transportation Allowance	2,544
Clothing and Uniform Allowance	1,776
Mid-Year Bonus - Civilian	15,865
Year End Bonus	15,865
Cash Gift	1,480
Productivity Enhancement Incentive	1,480
Step Increment	2,287

Total Other Compensation Common to All	50,945

Other Benefits
PAG-IBIG Contributions	355
PhilHealth Contributions	2,381
Employees Compensation Insurance Premiums	355
Terminal Leave	5,347

Total Other Benefits	8,438

Total Personnel Services	247,868

Maintenance and Other Operating Expenses
Travelling Expenses	55,512
Training and Scholarship Expenses	81,372
Supplies and Materials Expenses	55,625
Utility Expenses	12,000
Communication Expenses	16,170

JANUARY 3, 2022	OFFICIAL GAZETTE	537
OTHER EXECUTIVE OFFICES

Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	15,000
Extraordinary and Miscellaneous Expenses	2,200
Professional Services	166,413
General Services	12,680
Repairs and Maintenance	2,600
Taxes, Insurance Premiums and Other Fees	1,500
Other Maintenance and Operating Expenses
Advertising Expenses	14,804
Printing and Publication Expenses	1,286
Rent/Lease Expenses	106,487
Subscription Expenses	23,813

Total Maintenance and Other Operating Expenses	567,462

Total Current Operating Expenditures	815,330

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	42,163

Total Capital Outlays	42,163

TOTAL NEW APPROPRIATIONS	857,493

I. FILM DEVELOPMENT COUNCIL OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	280,881,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	12,211,000	₱	16,873,000		₱	29,084,000
Operations		14,754,000		237,043,000			251,797,000

FILM INDUSTRY PROMOTION AND DEVELOPMENT PROGRAM		13,671,000		222,221,000			235,892,000
FILM HERITAGE PRESERVATION PROGRAM		1,083,000		14,822,000			15,905,000

TOTAL NEW APPROPRIATIONS	₱	26,965,000	₱	253,916,000		₱	280,881,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

538	OFFICIAL GAZETTE	VOL. 118, NO. 1
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2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	11,402,000	₱	16,873,000		₱	28,275,000
Administration of Personnel benefits		809,000					809,000

Sub-total, General Administration and Support		12,211,000		16,873,000			29,084,000

Operations
Local films quality upgraded		13,671,000		222,221,000			235,892,000

FILM INDUSTRY PROMOTION AND DEVELOPMENT PROGRAM		13,671,000		222,221,000			235,892,000

Film industry promotion and development		13,671,000		222,221,000			235,892,000
Film heritage preserved and protected		1,083,000		14,822,000			15,905,000

FILM HERITAGE PRESERVATION PROGRAM		1,083,000		14,822,000			15,905,000

Film preservation		1,083,000		14,822,000			15,905,000

Sub-total, Operations		14,754,000		237,043,000			251,797,000

TOTAL NEW APPROPRIATIONS	₱	26,965,000	₱	253,916,000		₱	280,881,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	16,064

Total Permanent Positions	16,064

JANUARY 3, 2022	OFFICIAL GAZETTE	539
OTHER EXECUTIVE OFFICES

Other Compensation Common to All
Personnel Economic Relief Allowance	576
Representation Allowance	420
Transportation Allowance	420
Clothing and Uniform Allowance	144
Mid-Year Bonus - Civilian	1,339
Year End Bonus	1,339
Cash Gift	120
Productivity Enhancement Incentive	120
Step Increment	40

Total Other Compensation Common to All	4,518

Other Benefits
PAG-IBIG Contributions	28
PhilHealth Contributions	228
Employees Compensation Insurance Premiums	28
Terminal Leave	809

Total Other Benefits	1,093

Non-Permanent Positions	5,290

Total Personnel Services	26,965

Maintenance and Other Operating Expenses
Travelling Expenses	12,609
Training and Scholarship Expenses	3,300
Supplies and Materials Expenses	5,927
Utility Expenses	2,490
Communication Expenses	2,251
Awards/Rewards and Prizes	25,735
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	278
Professional Services	14,430
Repairs and Maintenance	9,031
Financial Assistance/Subsidy	150,429
Taxes, Insurance Premiums and Other Fees	815
Other Maintenance and Operating Expenses
Advertising Expenses	9,150
Printing and Publication Expenses	250
Representation Expenses	4,814
Transportation and Delivery Expenses	935
Rent/Lease Expenses	9,100
Membership Dues and Contributions to Organizations	388
Subscription Expenses	310
Other Maintenance and Operating Expenses	1,674

Total Maintenance and Other Operating Expenses	253,916

Total Current Operating Expenditures	280,881

TOTAL NEW APPROPRIATIONS	280,881

540	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

J. GAMES AND AMUSEMENTS BOARD

For general administration and support, and operations, as indicated hereunder	₱	142,061,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	41,813,000	₱	43,103,000	₱	8,170,000	₱	93,086,000
Operations		41,959,000		7,016,000				48,975,000

PROFESSIONAL GAMES AND AMUSEMENTS REGULATORY PROGRAM		41,959,000		7,016,000				48,975,000

TOTAL NEW APPROPRIATIONS	₱	83,772,000	₱	50,119,000	₱	8,170,000	₱	142,061,000

Special Provision(s)

1. Income from Admission Receipts and Radio, Television and Motion Picture Rights. In addition to the amounts appropriated herein, Nine Million Five Hundred Thousand Pesos (P9,500,000) shall be used to augment the MOOE of Games and Amusements Board (GAB) sourced from three percent (3%) of the gross gate receipts and income from television, radio and motion picture rights of all professional games under the supervision and regulation of the GAB in accordance with Section 8 of P.D. No. 871.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	41,813,000	₱	43,103,000	₱	8,170,000	₱	93,086,000

Sub-total, General Administration and Support		41,813,000		43,103,000		8,170,000		93,086,000

Operations
Fair and safe professional sports and games developed		41,959,000		7,016,000				48,975,000

PROFESSIONAL GAMES AND AMUSEMENTS REGULATORY PROGRAM		41,959,000		7,016,000				48,975,000

Supervision of Professional Games and Amusements		25,575,000		5,932,000				31,507,000
Supervision of Betting During Horse Racing		16,384,000		1,084,000				17,468,000

JANUARY 3, 2022	OFFICIAL GAZETTE	541
OTHER EXECUTIVE OFFICES

Sub-total, Operations		41,959,000		7,016,000				48,975,000

TOTAL NEW APPROPRIATIONS	₱	83,772,000	₱	50,119,000	₱	8,170,000	₱	142,061,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	61,293

Total Permanent Positions	61,293

Other Compensation Common to All
Personnel Economic Relief Allowance	3,432
Representation Allowance	756
Transportation Allowance	756
Clothing and Uniform Allowance	858
Mid-Year Bonus - Civilian	5,107
Year End Bonus	5,107
Cash Gift	715
Productivity Enhancement Incentive	715
Step Increment	154

Total Other Compensation Common to All	17,600

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	529

Total Other Compensation for Specific Groups	529

Other Benefits
PAG-IBIG Contributions	171
PhilHealth Contributions	987
Employees Compensation Insurance Premiums	171
Loyalty Award - Civilian	145
Terminal Leave	749

Total Other Benefits	2,223

Non-Permanent Positions	2,127

Total Personnel Services	83,772

Maintenance and Other Operating Expenses
Travelling Expenses	6,775
Training and Scholarship Expenses	1,465
Supplies and Materials Expenses	4,956
Utility Expenses	1,474
Communication Expenses	1,855

542	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Awards, Rewards and Prizes	3,908
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	4,000
Extraordinary and Miscellaneous Expenses	132
Professional Services	6,417
General Services	1,349
Repairs and Maintenance	6,387
Taxes, Insurance Premiums and Other Fees	465
Other Maintenance and Operating Expenses
Advertising Expenses	3,005
Printing and Publication Expenses	93
Representation Expenses	332
Rent/Lease Expenses	2,791
Subscription Expenses	725
Other Maintenance and Operating Expenses	3,990

Total Maintenance and Other Operating Expenses	50,119

Total Current Operating Expenditures	133,891

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	670
Transportation Equipment Outlay	7,500

Total Capital Outlays	8,170

TOTAL NEW APPROPRIATIONS	142,061

K. GOVERNANCE COMMISSION FOR GOVERNMENT-OWNED OR CONTROLLED CORPORATIONS

For general administration and support, and operations, as indicated hereunder	₱	195,296,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	54,742,000	₱	79,884,000	₱	11,481,000	₱	146,107,000
Operations		39,363,000		9,826,000				49,189,000

GOCC REGULATORY PROGRAM		39,363,000		9,826,000				49,189,000

TOTAL NEW APPROPRIATIONS	₱	94,105,000	₱	89,710,000	₱	11,481,000	₱	195,296,000

Special Provision(s)

1. Submission of Annual Report. The GCG shall submit to the Office of the President, the House of Representatives, the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document, an annual report on the performance of the GOCCs under its coverage pursuant to Section 4 of R.A. No. 10149. Said annual report shall contain the following information on the GOCCs concerned: (i) FY 2022 performance targets and accomplishments; (ii) GCG performance assessment for FY 2022; (iii) summary of year-end financial statements; (iv) dividends remitted to the National Government; and (v) FYs 2021 and 2022 comparative report on basic salaries, allowances, benefits, and incentives received by members of the boards of directors or trustees, officers and personnel of GOCCs.

JANUARY 3, 2022	OFFICIAL GAZETTE	543
OTHER EXECUTIVE OFFICES

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	54,742,000	₱	79,884,000	₱	11,481,000	₱	146,107,000

Sub-total, General Administration and Support		54,742,000		79,884,000		11,481,000		146,107,000

Operations
Transformed GOCC sector significantly contributing to inclusive and sustainable economic growth and development		39,363,000		9,826,000				49,189,000

GOCC REGULATORY PROGRAM		39,363,000		9,826,000				49,189,000

CORPORATE STANDARDS SERVICES SUB-PROGRAM		11,834,000		3,114,000				14,948,000

GOCC Compensation and Position Classification Services		5,065,000		1,107,000				6,172,000
GOCC Leadership Management		6,769,000		2,007,000				8,776,000
CORPORATE GOVERNANCE SERVICES SUB-PROGRAM		27,529,000		6,712,000				34,241,000

Performance Monitoring and Evaluation Services		13,161,000		4,539,000				17,700,000
GOCC Rationalization Services		14,368,000		2,173,000				16,541,000

Sub-total, Operations		39,363,000		9,826,000				49,189,000

TOTAL NEW APPROPRIATIONS	₱	94,105,000	₱	89,710,000	₱	11,481,000	₱	195,296,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	72,565

Total Permanent Positions	72,565

544	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Other Compensation Common to All
Personnel Economic Relief Allowance	2,016
Representation Allowance	2,370
Transportation Allowance	2,370
Clothing and Uniform Allowance	504
Mid Year Bonus - Civilian	6,047
Year End Bonus	6,047
Cash Gift	420
Productivity Enhancement Incentive	420
Step Increment	181

Total Other Compensation Common to All	20,375

Other Benefits
PAG-IBIG Contributions	100
PhilHealth Contributions	965
Employees Compensation Insurance Premiums	100

Total Other Benefits	1,165

Total Personnel Services	94,105

Maintenance and Other Operating Expenses
Travelling Expenses	1,094
Training and Scholarship Expenses	9,453
Supplies and Materials Expenses	5,043
Utility Expenses	2,220
Communication Expenses	7,890
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,835
Professional Services	3,375
General Services	5,600
Repairs and Maintenance	1,650
Taxes, Insurance Premiums and Other Fees	2,021
Other Maintenance and Operating Expenses
Advertising Expenses	220
Printing and Publication Expenses	300
Representation Expenses	1,678
Rent/Lease Expenses	10,400
Membership Dues and Contributions to Organizations	20
Subscription Expenses	14,450
Other Maintenance and Operating Expenses	22,461

Total Maintenance and Other Operating Expenses	89,710

Total Current Operating Expenditures	183,815

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	11,481

Total Capital Outlays	11,481

TOTAL NEW APPROPRIATIONS	195,296

JANUARY 3, 2022	OFFICIAL GAZETTE	545
OTHER EXECUTIVE OFFICES

L. MINDANAO DEVELOPMENT AUTHORITY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	197,270,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	40,783,000	₱	30,385,000	₱	10,050,000	₱	81,218,000
Support to Operations		10,334,000		7,594,000				17,928,000
Operations		28,487,000		69,637,000				98,124,000

MINDANAO DEVELOPMENT PLANNING AND MANAGEMENT PROGRAM		9,372,000		18,732,000				28,104,000
MINDANAO GOVERNANCE AND INSTITUTIONAL SUPPORT PROGRAM		11,935,000		6,747,000				18,682,000
MINDANAO INVESTMENTS PROMOTION PROGRAM		7,180,000		44,158,000				51,338,000

TOTAL NEW APPROPRIATIONS	₱	79,604,000	₱	107,616,000	₱	10,050,000	₱	197,270,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	40,783,000	₱	30,385,000	₱	10,050,000	₱	81,218,000

Sub-total, General Administration and Support		40,783,000		30,385,000		10,050,000		81,218,000

Support to Operations
Performance management/ Operations Audit Service (OAS)				3,699,000				3,699,000
Technical support on program communication and knowledge management		8,245,000		3,612,000				11,857,000
Legal Services		2,089,000		283,000				2,372,000

Sub-total, Support to Operations		10,334,000		7,594,000				17,928,000

546	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Operations
Development of Mindanao coordinated and facilitated		28,487,000		69,637,000				98,124,000

MINDANAO DEVELOPMENT PLANNING AND MANAGEMENT PROGRAM		9,372,000		18,732,000				28,104,000

Planning and policy development		6,439,000		6,408,000				12,847,000
Project development and resource generation		2,933,000		12,324,000				15,257,000
MINDANAO GOVERNANCE AND INSTITUTIONAL SUPPORT PROGRAM		11,935,000		6,747,000				18,682,000

Institutional strengthening		11,935,000		6,747,000				18,682,000
MINDANAO INVESTMENTS PROMOTION PROGRAM		7,180,000		44,158,000				51,338,000

Investment promotion		3,707,000		38,346,000				42,053,000
BIMP-EAGA and other International trade cooperations		3,473,000		5,812,000				9,285,000

Sub-total, Operations		28,487,000		69,637,000				98,124,000

TOTAL NEW APPROPRIATIONS	₱	79,604,000	₱	107,616,000	₱	10,050,000	₱	197,270,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	59,812

Total Permanent Positions	59,812

Other Compensation Common to All
Personnel Economic Relief Allowance	2,160
Representation Allowance	1,350
Transportation Allowance	1,350
Clothing and Uniform Allowance	540
Honoraria	2,288
Mid-Year Bonus - Civilian	4,985
Year End Bonus	4,985
Cash Gift	450
Productivity Enhancement Incentive	450
Step Increment	150

Total Other Compensation Common to All	18,708

Other Benefits
PAG-IBIG Contributions	108
PhilHealth Contributions	868
Employees Compensation Insurance Premiums	108

JANUARY 3, 2022	OFFICIAL GAZETTE	547
OTHER EXECUTIVE OFFICES

Total Other Benefits	1,084

Total Personnel Services	79,604

Maintenance and Other Operating Expenses
Travelling Expenses	11,003
Training and Scholarship Expenses	4,800
Supplies and Materials Expenses	5,964
Utility Expenses	2,855
Communication Expenses	3,895
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,110
Professional Services	30,887
General Services	8,902
Repairs and Maintenance	2,050
Taxes, Insurance Premiums and Other Fees	199
Other Maintenance and Operating Expenses
Advertising Expenses	300
Printing and Publication Expenses	476
Representation Expenses	9,400
Rent/Lease Expenses	18,908
Subscription Expenses	603
Other Maintenance and Operating Expenses	6,264

Total Maintenance and Other Operating Expenses	107,616

Total Current Operating Expenditures	187,220

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,500
Transportation Equipment Outlay	5,150
Furniture, Fixtures and Books Outlay	2,400

Total Capital Outlays	10,050

TOTAL NEW APPROPRIATIONS	197,270

M. MOVIE AND TELEVISION REVIEW AND CLASSIFICATION BOARD

For general administration and support, and operations, as indicated hereunder	₱	40,093,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	15,054,000			₱	15,054,000
Operations		25,039,000				25,039,000

548	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

MOVIE AND TELEVISION REGULATORY AND DEVELOPMENTAL PROGRAM		25,039,000		25,039,000

TOTAL NEW APPROPRIATIONS	₱	40,093,000	₱	40,093,000

Special Provision(s)

1. Fees, Charges and Assessments. In addition to the amounts appropriated herein, Seventy Six Million Three Hundred Forty Thousand Pesos (₱76,340,000) shall be used for the MOOE and Capital Outlay requirements of the Movie and Television Review and Classification Board (MTRCB) sourced from fees and charges levied, assessed, and collected by the MTRCB in the conduct of its operations, in accordance with Section 20 of P.D. No. 1986.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,054,000			₱	15,054,000

Sub-total, General Administration and Support		15,054,000				15,054,000

Operations
Contemporary Filipino cultural values protected and promoted through the review and classification of movies, television, publicity materials, and optical media		25,039,000				25,039,000

MOVIE AND TELEVISION REGULATORY AND DEVELOPMENTAL PROGRAM		25,039,000				25,039,000

Registration of entities; review and classification of movies, television programs, publicity and optical media material		18,826,000				18,826,000
Monitoring and Enforcement of movies and television programs		4,636,000				4,636,000
“Matalinong Panonood” seminars and other information campaigns and initiatives for stakeholders awareness and empowerment in terms of media literacy, audience sensitivity and age-appropriate content		1,577,000				1,577,000

Sub-total, Operations		25,039,000				25,039,000

TOTAL NEW APPROPRIATIONS	₱	40,093,000			₱	40,093,000

JANUARY 3, 2022	OFFICIAL GAZETTE	549
OTHER EXECUTIVE OFFICES

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	20,949

Total Permanent Positions	20,949

Other Compensation Common to All
Personnel Economic Relief Allowance	1,128
Representation Allowance	300
Transportation Allowance	300
Clothing and Uniform Allowance	282
Mid-Year Bonus - Civilian	1,746
Year End Bonus	1,746
Cash Gift	235
Per Diems	6,324
Productivity Enhancement Incentive	235
Step Increment	53

Total Other Compensation Common to All	12,349

Other Compensation for Specific Groups
RATA of Sectoral/Alternate Sectoral Representatives	6,324

Total Other Compensation for Specific Groups	6,324

Other Benefits
PAG-IBIG Contributions	56
PhilHealth Contributions	329
Employees Compensation Insurance Premiums	56
Loyalty Award - Civilian	30

Total Other Benefits	471

Total Personnel Services	40,093

Total Current Operating Expenditures	40,093

TOTAL NEW APPROPRIATIONS	40,093

N. NATIONAL COMMISSION FOR CULTURE AND THE ARTS

N.1. NATIONAL COMMISSION FOR CULTURE AND THE ARTS (PROPER)

For general administration and support, support to operations, and operations, as indicated hereunder	₱	156,283,000

550	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	6,130,000	₱		₱		₱	6,130,000
Support to Operations		3,571,000						3,571,000
Operations		17,232,000		99,350,000		30,000,000		146,582,000

NATIONAL CULTURE AND ARTS COORDINATION PROGRAM		12,639,000						12,639,000
NATIONAL CULTURE AND ARTS DEVELOPMENT PROGRAM		4,593,000		99,350,000		30,000,000		133,943,000

TOTAL NEW APPROPRIATIONS	₱	26,933,000	₱	99,350,000	₱	30,000,000	₱	156,283,000

Special Provision(s)

1. National Endowment Fund for Culture and Arts. In addition to the amounts appropriated herein, Five Hundred Million Three Hundred Fifty Four Thousand Pesos (P500,354,000) shall be used for the operating requirements of the National Commission for Culture and the Arts (NCCA) sourced from the contributions of PAGCOR and share from travel tax collections, constituted into the National Endowment Fund for Culture and Arts (NEFCA) in accordance with Section 20 of R.A. No. 7356. In no case shall more than twenty percent (20%) of said amount be used for Personnel Services.

Release of funds shall be subject to the guidelines on the utilization of the NEFCA pursuant to Section 72 of the amended IRR of R.A. No. 7356, and the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Revolving Fund for Fabrication of Cultural Items and Printing Publications. The revolving fund in the amount of Five Hundred Thousand Pesos (P500,000) constituted from the sale of cultural items and publications shall be used to cover the fabrication of cultural items and printing of publications. The income collected in excess of said amount shall be deposited with the National Treasury as income of the General Fund pursuant to Section 22 of R.A. No. 7356.

Disbursements or expenditures by the NCCA in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

3. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	6,130,000	₱	₱	₱	6,130,000

Sub-total, General Administration and Support		6,130,000				6,130,000

Support to Operations
Project Monitoring and Evaluation Services		3,571,000				3,571,000

Sub-total, Support to Operations		3,571,000				3,571,000

JANUARY 3, 2022	OFFICIAL GAZETTE	551
OTHER EXECUTIVE OFFICES

Operations
Arts and culture management enhanced through coordinated actions among affiliated cultural agencies		12,639,000						12,639,000

NATIONAL CULTURAL AND ARTS COORDINATION PROGRAM		12,639,000						12,639,000

Formulation and development of plans and policies and coordination with affiliated cultural agencies		12,639,000						12,639,000
Sense of nationhood and pride in being Filipino strengthened		4,593,000						4,593,000

NATIONAL CULTURE AND ARTS DEVELOPMENT PROGRAM		4,593,000						4,593,000

Administration and supervision of the NEFCA funds		4,593,000						4,593,000
Project(s)
Locally-Funded Project(s)				99,350,000		30,000,000		129,350,000

Documentation and Cultural Hub, Promotion, Exhibition, Training and Film Production to Preserve and Promote the Tangible and Intangible Filipino Heritage, including the Documentation of Philippine Participation in International and Local Fair				75,000,000				75,000,000
Operations, Maintenance and Continued Conservation of the Metropolitan Theater (MET)				22,350,000				22,350,000
Filipino Heritage Festival				2,000,000				2,000,000
Site Development of Boac Heritage Areas, Boac, Marinduque						30,000,000		30,000,000

Sub-total, Operations		17,232,000		99,350,000		30,000,000		146,582,000

TOTAL NEW APPROPRIATIONS	₱	26,933,000	₱	99,350,000	₱	30,000,000	₱	156,283,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								20,390

Total Permanent Positions								20,390

552	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Other Compensation Common to All
Personnel Economic Relief Allowance	792
Representation Allowance	450
Transportation Allowance	450
Clothing and Uniform Allowance	198
Mid-Year Bonus - Civilian	1,699
Year End Bonus	1,699
Cash Gift	165
Per Diems	486
Productivity Enhancement Incentive	165
Step Increment	51

Total Other Compensation Common to All	6,155

Other Benefits
PAG-IBIG Contributions	40
PhilHealth Contributions	308
Employees Compensation Insurance Premiums	40

Total Other Benefits	388

Total Personnel Services	26,933

Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	99,350

Total Maintenance and Other Operating Expenses	99,350

Total Current Operating Expenditures	126,283

Capital Outlays
Property, Plant and Equipment Outlay
Heritage Assets	30,000

Total Capital Outlays	30,000

TOTAL NEW APPROPRIATIONS	156,283

N.2. NATIONAL HISTORICAL COMMISSION OF THE PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	292,516,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	18,377,000	₱	10,086,000	₱		₱	28,463,000
Support to Operations		1,747,000		18,046,000		5,440,000		25,233,000

JANUARY 3, 2022	OFFICIAL GAZETTE	553
OTHER EXECUTIVE OFFICES

Operations		71,321,000		109,781,000		57,718,000		238,820,000

HISTORICAL ASSET PRESERVATION AND MANAGEMENT PROGRAM		59,457,000		61,033,000		57,718,000		178,208,000
HISTORICAL COMMEMORATION AND PROMOTION PROGRAM		11,864,000		48,748,000				60,612,000

TOTAL NEW APPROPRIATIONS	₱	91,445,000	₱	137,913,000	₱	63,158,000	₱	292,516,000

Special Provision(s)

1. Revolving Fund for Projects of the National Historical Commission of the Philippines. The revolving fund in the amount of One Million Pesos (P1,000,000) constituted from the fees and other charges collected by the National Historical Commission of the Philippines (NHCP) shall be used to cover implementation of its projects. The income in excess of the said amount shall be deposited with the National Treasury as income of the General Fund in accordance with Section 24 of R.A. No. 10086.

Disbursements or expenditures by the NHCP in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. 292, s. 1987, and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	18,132,000	₱	10,086,000	₱		₱	28,218,000
Administration of Personnel Benefits		245,000						245,000

Sub-total, General Administration and Support		18,377,000		10,086,000				28,463,000

Support to Operations
Formulation of Plans and Policies		714,000		165,000				879,000
Development and Maintenance of the Information System		1,033,000		17,881,000		5,440,000		24,354,000

Sub-total, Support to Operations		1,747,000		18,046,000		5,440,000		25,233,000

Operations
Management and Preservation of National Shrines and Artifacts strengthened		59,457,000		61,033,000		57,718,000		178,208,000

HISTORICAL ASSET PRESERVATION AND MANAGEMENT PROGRAM		59,457,000		61,033,000		57,718,000		178,208,000

Maintenance and administration of national shrines, museums and landmarks		36,658,000		53,771,000		12,067,000		102,496,000

554	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Restoration, preservation, survey and documentation of historic structures, edifices, ancestral houses and maintenance of the National Registry of Historical Structures of the Philippines	14,163,000	3,156,000	301,000	17,620,000
Restoration, preservation and conservation of relics of national heroes and other illustrious Filipinos	8,636,000	3,456,000		12,092,000
Project(s)
Locally-Funded Project(s)		650,000	45,350,000	46,000,000

Rehabilitation and maintenance of National Historical Commission of the Philippines Main and Annex Building including the rewiring of electrical system			30,000,000	30,000,000
Curatorial development of Jose B. Lingad Museum and Monument, Lubao, Pampanga		250,000	2,750,000	3,000,000
Restoration of Molo Church		100,000	2,900,000	3,000,000
Restoration of Punta Diamante including Belfry in Bulusan, Sorsogon		300,000	9,700,000	10,000,000
Awareness, appreciation and access of historical and cultural heritage increased	11,864,000	48,748,000		60,612,000

HISTORICAL COMMEMORATION AND PROMOTION PROGRAM	11,864,000	48,748,000		60,612,000

Design and supervision of heraldry objects	1,599,000	794,000		2,393,000
Research and production of educational materials on Philippine history and translation of Philippine historical works	5,486,000	7,635,000		13,121,000
Publication of result of historical researches and studies	1,267,000	1,564,000		2,831,000
Maintenance of historical data bank	1,466,000	625,000		2,091,000
Conduct of commemorative activities including lectures, symposia and exhibits on historical events and personages for the public	2,046,000	28,130,000		30,176,000
Project(s)
Locally-Funded Project(s)		10,000,000		10,000,000

Philippines-Spanish Friendship Day		5,000,000		5,000,000
Closing Activities for the 2022 National Quincentennial Commemoration in the Philippines		5,000,000		5,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	555
OTHER EXECUTIVE OFFICES

Sub-total, Operations		71,321,000		109,781,000		57,718,000		238,820,000

TOTAL NEW APPROPRIATIONS	₱	91,445,000	₱	137,913,000	₱	63,158,000	₱	292,516,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	68,902

Total Permanent Positions	68,902

Other Compensation Common to All
Personnel Economic Relief Allowance	4,368
Representation Allowance	474
Transportation Allowance	474
Clothing and Uniform Allowance	1,092
Honoraria	558
Mid-Year Bonus - Civilian	5,742
Year End Bonus	5,742
Cash Gift	910
Productivity Enhancement Incentive	910
Step Increment	171

Total Other Compensation Common to All	20,441

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	122

Total Other Compensation for Specific Groups	122

Other Benefits
PAG-IBIG Contributions	220
PhilHealth Contributions	1,150
Employees Compensation Insurance Premiums	220
Loyalty Award - Civilian	145
Terminal Leave	245

Total Other Benefits	1,980

Total Personnel Services	91,445

Maintenance and Other Operating Expenses
Travelling Expenses	7,057
Training and Scholarship Expenses	2,114
Supplies and Materials Expenses	15,396
Utility Expenses	16,122

556	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Communication Expenses	9,575
Awards/Rewards and Prizes	100
Survey, Research, Exploration and Development Expenses	300
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	139
Professional Services	6,860
General Services	44,085
Repairs and Maintenance	3,155
Taxes, Insurance Premiums and Other Fees	2,554
Other Maintenance and Operating Expenses
Printing and Publication Expenses	6,256
Representation Expenses	10,161
Rent/Lease Expenses	5,238
Subscription Expenses	8,801

Total Maintenance and Other Operating Expenses	137,913

Total Current Operating Expenditures	229,358

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	30,000
Machinery and Equipment Outlay	5,741
Heritage Assets	27,417

Total Capital Outlays	63,158

TOTAL NEW APPROPRIATIONS	292,516

N.3. NATIONAL LIBRARY OF THE PHILIPPINES

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	208,275,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	17,095,000	₱	53,947,000	₱	49,478,000	₱	120,520,000
Operations		50,872,000		36,883,000				87,755,000

NATIONAL LIBRARY PROGRAM		44,254,000		24,701,000				68,955,000
LIBRARY EXTENSION PROGRAM		6,618,000		12,182,000				18,800,000

TOTAL NEW APPROPRIATIONS	₱	67,967,000	₱	90,830,000	₱	49,478,000	₱	208,275,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

JANUARY 3, 2022	OFFICIAL GAZETTE	557
OTHER EXECUTIVE OFFICES

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	14,938,000	₱	53,947,000	₱	49,478,000	₱	118,363,000
Administration of Personnel Benefits		2,157,000						2,157,000

Sub-total, General Administration and Support		17,095,000		53,947,000		49,478,000		120,520,000

Operations
Collection, access, and preservation of library resources increased		50,872,000		36,883,000				87,755,000

NATIONAL LIBRARY PROGRAM		44,254,000		24,701,000				68,955,000

Acquisition, organization and access of library materials		21,445,000		9,340,000				30,785,000
Preservation and conservation of Filipiniana collection		10,749,000		4,632,000				15,381,000
Improvement and maintenance of information systems		3,412,000		9,380,000				12,792,000
Library promotional, educational and cultural activities		5,179,000		883,000				6,062,000
Research and publication of library and information, sources, services, methods and new practices		3,469,000		466,000				3,935,000
LIBRARY EXTENSION PROGRAM		6,618,000		12,182,000				18,800,000

Development and support to affiliated public libraries		6,618,000		8,357,000				14,975,000
Project(s)
Locally-Funded Project(s)				3,825,000				3,825,000

Operation of Congressional Library in Tayuman, Tondo, Manila				2,199,000				2,199,000
Operation of Congressional Library in Balilihan, Bohol				585,000				585,000
Operation of Batanes Provincial Library in Basco, Batanes				1,041,000				1,041,000

558	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Sub-total, Operations		50,872,000		36,883,000				87,755,000

TOTAL NEW APPROPRIATIONS	₱	67,967,000	₱	90,830,000	₱	49,478,000	₱	208,275,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	50,323

Total Permanent Positions	50,323

Other Compensation Common to All
Personnel Economic Relief Allowance	2,832
Representation Allowance	510
Transportation Allowance	510
Clothing and Uniform Allowance	708
Mid-Year Bonus - Civilian	4,195
Year End Bonus	4,195
Cash Gift	590
Productivity Enhancement Incentive	590
Step Increment	127

Total Other Compensation Common to All	14,257

Other Benefits
PAG-IBIG Contributions	141
PhilHealth Contributions	828
Employees Compensation Insurance Premiums	141
Loyalty Award - Civilian	120
Terminal Leave	2,157

Total Other Benefits	3,387

Total Personnel Services	67,967

Maintenance and Other Operating Expenses
Travelling Expenses	4,130
Training and Scholarship Expenses	2,850
Supplies and Materials Expenses	15,789
Utility Expenses	15,927
Communication Expenses	5,460
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	1,553
General Services	23,118
Repairs and Maintenance	1,947
Taxes, Insurance Premiums and Other Fees	1,332

JANUARY 3, 2022	OFFICIAL GAZETTE	559
OTHER EXECUTIVE OFFICES

Other Maintenance and Operating Expenses
Printing and Publication Expenses	46
Representation Expenses	800
Membership Dues and Contributions to Organizations	258
Subscription Expenses	3,700
Other Maintenance and Operating Expenses	13,802

Total Maintenance and Other Operating Expenses	90,830

Total Current Operating Expenditures	158,797

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	16,979
Machinery and Equipment Outlay	25,949
Transportation Equipment Outlay	6,550

Total Capital Outlays	49,478

TOTAL NEW APPROPRIATIONS	208,275

N.4. NATIONAL ARCHIVES OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	221,139,000

New Appropriations, by Program

	Current Operating Expenditures				Capital Outlays		Total
	Personnel Services		Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support	₱	12,065,000	₱	43,564,000	₱	54,805,000	₱	110,434,000
Operations		50,874,000		53,153,000		6,678,000		110,705,000

GOVERNMENT RECORDS MANAGEMENT PROGRAM		29,325,000		23,872,000		3,680,000		56,877,000
GOVERNMENT ARCHIVES ADMINISTRATION PROGRAM		21,549,000		29,281,000		2,998,000		53,828,000

TOTAL NEW APPROPRIATIONS	₱	62,939,000	₱	96,717,000	₱	61,483,000	₱	221,139,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

560	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	11,810,000	₱	43,564,000	₱	54,805,000	₱	110,179,000
Administration of Personnel Benefits		255,000						255,000

Sub-total, General Administration and Support		12,065,000		43,564,000		54,805,000		110,434,000

Operations
Management of Government Records Strengthened		29,325,000		23,872,000		3,680,000		56,877,000

GOVERNMENT RECORDS MANAGEMENT PROGRAM		29,325,000		23,872,000		3,680,000		56,877,000

Training for government agencies on the creation, maintenance, disposal and retirement of all government records		17,604,000		16,198,000		1,600,000		35,402,000
Management of transference of records of all government including those of abolished offices		7,868,000		7,301,000		2,080,000		17,249,000
Conduct of research studies, promulgation of policies, rules and regulations on the creation, maintenance, and disposition of all government records		3,853,000		373,000				4,226,000
Awareness, Appreciation and Access to Archival Records Strengthened		21,549,000		29,281,000		2,998,000		53,828,000

GOVERNMENT ARCHIVES ADMINISTRATION PROGRAM		21,549,000		29,281,000		2,998,000		53,828,000

Maintenance, preservation, rehabilitation and servicing of archival holdings		21,549,000		29,281,000		2,998,000		53,828,000

Sub-total, Operations		50,874,000		53,153,000		6,678,000		110,705,000

TOTAL NEW APPROPRIATIONS	₱	62,939,000	₱	96,717,000	₱	61,483,000	₱	221,139,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	47,323

JANUARY 3, 2022	OFFICIAL GAZETTE	561
OTHER EXECUTIVE OFFICES

Total Permanent Positions	47,323

Other Compensation Common to All
Personnel Economic Relief Allowance	2,952
Representation Allowance	618
Transportation Allowance	618
Clothing and Uniform Allowance	738
Mid-Year Bonus - Civilian	3,944
Year End Bonus	3,944
Cash Gift	615
Productivity Enhancement Incentive	615
Step Increment	118

Total Other Compensation Common to All	14,162

Other Benefits
PAG-IBIG Contributions	148
PhilHealth Contributions	773
Employees Compensation Insurance Premiums	148
Loyalty Award - Civilian	130
Terminal Leave	255

Total Other Benefits	1,454

Total Personnel Services	62,939

Maintenance and Other Operating Expenses
Travelling Expenses	2,435
Training and Scholarship Expenses	3,564
Supplies and Materials Expenses	8,349
Utility Expenses	11,110
Communication Expenses	3,195
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	108
Professional Services	7,256
General Services	24,999
Repairs and Maintenance	2,693
Taxes, Insurance Premiums and Other Fees	3,590
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	781
Representation Expenses	497
Transportation and Delivery Expenses	100
Rent/Lease Expenses	25,275
Membership Dues and Contributions to Organizations	40
Subscription Expenses	2,665
Other Maintenance and Operating Expenses	10

Total Maintenance and Other Operating Expenses	96,717

Total Current Operating Expenditures	159,656

Capital Outlays
Property, Plant and Equipment Outlay
Building and Other Structures	50,000
Machinery and Equipment Outlay	9,403

562	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Furniture, Fixtures and Books Outlay	2,080

Total Capital Outlays	61,483

TOTAL NEW APPROPRIATIONS	221,139

O. NATIONAL COMMISSION OF SENIOR CITIZENS

For general administration and support, and operations, as indicated hereunder	₱	171,363,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	24,581,000	₱	75,655,000	₱	31,400,000	₱	131,636,000
Operations				39,727,000				39,727,000

SENIOR CITIZENS RIGHTS AND WELFARE DEVELOPMENT PROGRAM				39,727,000				39,727,000

TOTAL NEW APPROPRIATIONS	₱	24,581,000	₱	115,382,000	₱	31,400,000	₱	171,363,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	24,581,000	₱	75,655,000	₱	31,400,000	₱	131,636,000

Sub-total, General Administration and Support		24,581,000		75,655,000		31,400,000		131,636,000

Operations
Supportive and enabling environment for the elderly ensured and promoted				39,727,000				39,727,000

SENIOR CITIZENS RIGHTS AND WELFARE DEVELOPMENT PROGRAM				39,727,000				39,727,000

JANUARY 3, 2022	OFFICIAL GAZETTE	563
OTHER EXECUTIVE OFFICES

Senior Citizens Rights and Welfare Development Services				39,727,000				39,727,000

Sub-total, Operations				39,727,000				39,727,000

TOTAL NEW APPROPRIATIONS	₱	24,581,000	₱	115,382,000	₱	31,400,000	₱	171,363,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	19,501

Total Permanent Positions	19,501

Other Compensation Common to All
Personnel Economic Relief Allowance	432
Representation Allowance	402
Transportation Allowance	402
Clothing and Uniform Allowance	108
Mid-Year Bonus - Civilian	1,625
Year End Bonus	1,625
Cash Gift	90
Productivity Enhancement Incentive	90
Step Increment	49

Total Other Compensation Common to All	4,823

Other Benefits
PAG-IBIG Contributions	22
PhilHealth Contributions	213
Employees Compensation Insurance Premiums	22

Total Other Benefits	257

Total Personnel Services	24,581

Maintenance and Other Operating Expenses
Travelling Expenses	19,282
Training and Scholarship Expenses	18,565
Supplies and Materials Expenses	11,226
Utility Expenses	3,124
Communication Expenses	7,670
Awards/Rewards and Prizes	300
Survey, Research, Exploration and Development Expenses	3,117
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,128
Professional Services	13,615

564	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

General Services	5,162
Repairs and Maintenance	2,180
Taxes, Insurance Premiums and Other Fees	2,970
Labor and Wages	9,000
Other Maintenance and Operating Expenses
Advertising Expenses	1,000
Printing and Publication Expenses	1,100
Representation Expenses	1,000
Transportation and Delivery Expenses	400
Rent/Lease Expenses	4,200
Other Maintenance and Operating Expenses	10,343

Total Maintenance and Other Operating Expenses	115,382

Total Current Operating Expenditures	139,963

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	12,245
Transportation Equipment Outlay	14,000
Furniture, Fixtures and Books Outlay	2,934
Other Property, Plant and Equipment Outlay	1,978
Intangible Assets Outlay	243

Total Capital Outlays	31,400

TOTAL NEW APPROPRIATIONS	171,363

P. NATIONAL INTELLIGENCE COORDINATING AGENCY

For general administration and support, and operations, as indicated hereunder	₱	1,455,449,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	141,772,000	₱	23,982,000	₱		₱	165,754,000
Operations		543,514,000		736,887,000		9,294,000		1,289,695,000

NATIONAL INTELLIGENCE MANAGEMENT PROGRAM		543,514,000		736,887,000		9,294,000		1,289,695,000

TOTAL NEW APPROPRIATIONS	₱	685,286,000	₱	760,869,000	₱	9,294,000	₱	1,455,449,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

JANUARY 3, 2022	OFFICIAL GAZETTE	565
OTHER EXECUTIVE OFFICES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	130,813,000	₱	23,982,000	₱		₱	154,795,000
Administration of Personnel Benefits		10,959,000						10,959,000

Sub-total, General Administration and Support		141,772,000		23,982,000				165,754,000

Operations
Relevant intelligence on national security issues and concerns expeditiously communicated to the President and the National Security Council		543,514,000		736,887,000		9,294,000		1,289,695,000

NATIONAL INTELLIGENCE MANAGEMENT PROGRAM		543,514,000		736,887,000		9,294,000		1,289,695,000

Direction, coordination, collection and production of intelligence pertaining to national security		538,487,000		723,893,000		9,294,000		1,271,674,000
Provision of secretariat services to the Anti-Terrorism Council		5,027,000		12,994,000				18,021,000

Sub-total, Operations		543,514,000		736,887,000		9,294,000		1,289,695,000

TOTAL NEW APPROPRIATIONS	₱	685,286,000	₱	760,869,000	₱	9,294,000	₱	1,455,449,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	371,278

Total Permanent Positions	371,278

Other Compensation Common to All
Personnel Economic Relief Allowance	19,488
Representation Allowance	8,970
Transportation Allowance	8,970
Clothing and Uniform Allowance	4,872
Mid Year Bonus-Civilian	30,940
Year End Bonus	30,940

566	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Cash Gift	4,060
Productivity Enhancement Incentive	4,060

Total Other Compensation Common to All	112,300

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	119
Quarters Allowance	12,687
Overseas Allowance	19,948
Longevity Pay	144,790

Total Other Compensation for Specific Groups	177,544

Other Benefits
PAG-IBIG Contributions	975
PhilHealth Contributions	5,728
Employees Compensation Insurance Premiums	975
Loyalty Award-Civilian	500
Terminal Leave	10,959

Total Other Benefits	19,137

Non-Permanent Positions	5,027

Total Personnel Services	685,286

Maintenance and Other Operating Expenses
Travelling Expenses	24,752
Training and Scholarship Expenses	10,457
Supplies and Materials Expenses	37,095
Utility Expenses	27,159
Communication Expenses	22,819
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	1,000
Extraordinary and Miscellaneous Expenses	3,610
Intelligence Expenses	548,200
Professional Services	5,624
Repairs and Maintenance	18,110
Taxes, Insurance Premiums and Other Fees	3,713
Other Maintenance and Operating Expenses
Printing and Publication Expenses	43
Representation Expenses	49,777
Transportation and Delivery Expenses	1,163
Rent/Lease Expenses	5,542
Subscription Expenses	1,795
Donations	10

Total Maintenance and Other Operating Expenses	760,869

Total Current Operating Expenditures	1,446,155

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	8,810
Intangible Assets Outlay	484

JANUARY 3, 2022	OFFICIAL GAZETTE	567
OTHER EXECUTIVE OFFICES

Total Capital Outlays	9,294

TOTAL NEW APPROPRIATIONS	1,455,449

Q. NATIONAL SECURITY COUNCIL

For general administration and support, support to operations, and operations, as indicated hereunder	₱	418,659,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	76,400,000	₱	128,184,000		₱	204,584,000
Support to Operations		15,657,000		29,380,000			45,037,000
Operations		46,439,000		122,599,000			169,038,000

NATIONAL SECURITY POLICY ADVISORY PROGRAM		35,311,000		115,602,000			150,913,000
NATIONAL SECURITY MANAGEMENT PROGRAM		11,128,000		6,997,000			18,125,000

TOTAL NEW APPROPRIATIONS	₱	138,496,000	₱	280,163,000		₱	418,659,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	65,894,000	₱	128,184,000		₱	194,078,000
Administration of Personnel Benefits		10,506,000					10,506,000

Sub-total, General Administration and Support		76,400,000		128,184,000			204,584,000

568	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Support to Operations
Information and communications technology management services		9,889,000		24,958,000		34,847,000
Agency planning and management services		2,363,000		3,329,000		5,692,000
Legislative and legal services		3,405,000		1,093,000		4,498,000

Sub-total, Support to Operations		15,657,000		29,380,000		45,037,000

Operations
Relevant, responsive, timely and accurate national security policy advice provided		46,439,000		122,599,000		169,038,000

NATIONAL SECURITY POLICY ADVISORY PROGRAM		35,311,000		115,602,000		150,913,000

National Security strategic planning		5,759,000		2,781,000		8,540,000
National Security policy and strategic studies		19,476,000		112,821,000		132,297,000
National Security situational awareness		10,076,000				10,076,000
NATIONAL SECURITY MANAGEMENT PROGRAM		11,128,000		6,997,000		18,125,000

Guidance and supervision to the NICA and the Intelligence Community		3,130,000		6,997,000		10,127,000
Crisis Management support services		3,379,000				3,379,000
Secretariat support to the National Security Council and Cabinet Cluster for Security, Justice and Peace, and other meetings of the NSC Secretariat		4,619,000				4,619,000

Sub-total, Operations		46,439,000		122,599,000		169,038,000

TOTAL NEW APPROPRIATIONS	₱	138,496,000	₱	280,163,000	₱	418,659,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	95,963

Total Permanent Positions	95,963

Other Compensation Common to All
Personnel Economic Relief Allowance	2,880

JANUARY 3, 2022	OFFICIAL GAZETTE	569
OTHER EXECUTIVE OFFICES

Representation Allowance	3,162
Transportation Allowance	3,162
Clothing and Uniform Allowance	720
Mid Year Bonus-Civilian	7,997
Year End Bonus	7,997
Cash Gift	600
Productivity Enhancement Incentive	600
Step Increment	239

Total Other Compensation Common to All	27,357

Other Benefits
PAG-IBIG Contributions	145
PhilHealth Contributions	1,231
Employees Compensation Insurance Premiums	145
Terminal Leave	10,506

Total Other Benefits	12,027

Non-Permanent Positions	3,149

Total Personnel Services	138,496

Maintenance and Other Operating Expenses
Travelling Expenses	10,771
Training and Scholarship Expenses	3,093
Supplies and Materials Expenses	19,051
Utility Expenses	6,000
Communication Expenses	8,539
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	182,000
Extraordinary and Miscellaneous Expenses	2,797
Professional Services	17,242
Repairs and Maintenance	6,783
Taxes, Insurance Premiums and Other Fees	1,250
Other Maintenance and Operating Expenses
Representation Expenses	20,725
Rent/Lease Expenses	912
Subscription Expenses	1,000

Total Maintenance and Other Operating Expenses	280,163

Total Current Operating Expenditures	418,659

TOTAL NEW APPROPRIATIONS	418,659

R. OFFICE OF THE PRESIDENTIAL ADVISER ON THE PEACE PROCESS

For general administration and support, and operations, including locally-funded projects, as indicated hereunder	₱	1,991,030,000

New Appropriations, by Program

570	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

	Current Operating Expenditures				Capital Outlays		Total
	Personnel Services		Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support	₱	50,208,000	₱	162,793,000	₱	4,619,000	₱	217,620,000
Operations		142,693,000		1,630,717,000				1,773,410,000

TECHNICAL ADVISORY AND SUPPORT SERVICES ON THE COMPREHENSIVE PEACE PROCESS PROGRAM		142,693,000		1,630,717,000				1,773,410,000

TOTAL NEW APPROPRIATIONS	₱	192,901,000	₱	1,793,510,000	₱	4,619,000	₱	1,991,030,000

Special Provision(s)

1. PAyapa at MAsaganang PamayaNAn Program. The OPAPP shall validate the quarterly reports on the status of the implementation of the PAyapa at MAsaganang PamayaNAn (PAMANA) Program within ten (10) calendar days from the submission thereof by the following implementing agencies and evaluate the progress, results and outcome of the Program to ensure its proper implementation:

Implementing Agency	Amount
DSWD	₱	879,557,000
NCIP		94,871,000
PHILHEALTH		61,229,000

2. Normalization Program in the Bangsamoro. The amount of Seven Hundred Sixty Million One Hundred Fifty Two Thousand Pesos (₱760,152,000) appropriated herein shall be used exclusively for the implementation of the Normalization Program in the Bangsamoro, subject to the execution of a MOA between the OPAPP and the National Government Agency concerned, particularly, DSWD, AFP, and PNP.

3. Government of the Philippines-Moro National Liberation Front Peace Process Program. The amount of Forty Five Million Nine Hundred Eighty Thousand Pesos (₱45,980,000) appropriated herein shall be used exclusively for the Socio-Economic Development Assistance to the former MNLF combatants in pursuit of the government of the Philippines-Moro National Liberation Front Peace Process Program, subject to the execution of a MOA between the OPAPP and the DSWD.

4. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures				Capital Outlays		Total
	Personnel Services		Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support
General Management and Supervision	₱	49,470,000	₱	162,793,000	₱	4,619,000	₱	216,882,000

JANUARY 3, 2022	OFFICIAL GAZETTE	571
OTHER EXECUTIVE OFFICES

Administration of Personnel Benefits		738,000						738,000

Sub-total, General Administration and Support		50,208,000		162,793,000		4,619,000		217,620,000

Operations
Negotiated political settlement of all internal armed conflicts achieved		142,693,000		1,630,717,000				1,773,410,000

TECHNICAL ADVISORY AND SUPPORT SERVICES ON THE COMPREHENSIVE PEACE PROCESS PROGRAM		142,693,000		1,630,717,000				1,773,410,000

Management and Supervision of the Comprehensive Peace Process		125,606,000		361,700,000				487,306,000
Project(s)
Locally-Funded Project(s)		17,087,000		1,269,017,000				1,286,104,000

Normalization Program in the Bangsamoro		17,087,000		833,037,000				850,124,000
Government of the Philippines-Moro National Liberation Front Peace Process Program				45,980,000				45,980,000
Implementation of various infrastructure projects under the PAMANA Program:				390,000,000				390,000,000

Concreting of Cagay-Sitio Imbodo Jamorawan - Santa Maria Road, Milagros and Mobo, Masbate (Phase 1)				100,000,000				100,000,000
Concreting of Junction National Road - Mabini, San Pascual, Masbate				40,000,000				40,000,000
Concreting of Junction National Road - San Rafael, San Pascual, Masbate				40,000,000				40,000,000
Concreting of Junction National Road - San Jose Road, San Pascual, Masbate				40,000,000				40,000,000
Concreting of Junction National Road - Quintina Road, San Pascual, Masbate				40,000,000				40,000,000
Concreting of Junction National Road - Ki-Buaya Road, San Pascual, Masbate				40,000,000				40,000,000
Concreting of Recodo - Guiom Road in Cawayan, Masbate				50,000,000				50,000,000
Concreting of Junction National Road - Sitio Escuala, Mapanique San Pascual Masbate				40,000,000				40,000,000

Sub-total, Operations		142,693,000		1,630,717,000				1,773,410,000

TOTAL NEW APPROPRIATIONS	₱	192,901,000	₱	1,793,510,000	₱	4,619,000	₱	1,991,030,000

572	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Other Benefits
Terminal Leave	738

Total Other Benefits	738

Non-Permanent Positions	192,163

Total Personnel Services	192,901

Maintenance and Other Operating Expenses
Travelling Expenses	55,202
Training and Scholarship Expenses	25,798
Supplies and Materials Expenses	37,336
Utility Expenses	10,053
Communication Expenses	9,489
Awards/Rewards and Prizes	171
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	60,000
Extraordinary and Miscellaneous Expenses	4,216
Professional Services	192,054
General Services	8,202
Repairs and Maintenance	6,689
Financial Assistance/Subsidy	1,260,450
Taxes, Insurance Premiums and Other Fees	1,601
Other Maintenance and Operating Expenses
Printing and Publication Expenses	4,169
Representation Expenses	53,060
Transportation and Delivery Expenses	375
Rent/Lease Expenses	61,930
Subscription Expenses	1,498
Other Maintenance and Operating Expenses	1,217

Total Maintenance and Other Operating Expenses	1,793,510

Total Current Operating Expenditures	1,986,411

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	4,619

Total Capital Outlays	4,619

TOTAL NEW APPROPRIATIONS	1,991,030

JANUARY 3, 2022	OFFICIAL GAZETTE	573
OTHER EXECUTIVE OFFICES

S. OPTICAL MEDIA BOARD

For general administration and support, and operations, as indicated hereunder	₱	72,773,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	16,670,000	₱	11,333,000	₱	2,900,000	₱	30,903,000
Operations		30,989,000		10,881,000				41,870,000

OPTICAL MEDIA INDUSTRY REGULATORY PROGRAM		30,989,000		10,881,000				41,870,000

TOTAL NEW APPROPRIATIONS	₱	47,659,000	₱	22,214,000	₱	2,900,000	₱	72,773,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,373,000	₱	11,333,000	₱	2,900,000	₱	29,606,000
Administration of Personnel Benefits		1,297,000						1,297,000

Sub-total, General Administration and Support		16,670,000		11,333,000		2,900,000		30,903,000

Operations
Optical Media Industry effectively regulated		30,989,000		10,881,000				41,870,000

OPTICAL MEDIA INDUSTRY REGULATORY PROGRAM		30,989,000		10,881,000				41,870,000

Regulatory Services for Optical Media Industry		30,989,000		10,881,000				41,870,000

Sub-total, Operations		30,989,000		10,881,000				41,870,000

TOTAL NEW APPROPRIATIONS	₱	47,659,000	₱	22,214,000	₱	2,900,000	₱	72,773,000

574	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	35,131

Total Permanent Positions	35,131

Other Compensation Common to All
Personnel Economic Relief Allowance	1,728
Representation Allowance	510
Transportation Allowance	510
Clothing and Uniform Allowance	432
Honoraria	600
Mid-Year Bonus - Civilian	2,928
Year End Bonus	2,928
Cash Gift	360
Productivity Enhancement Incentive	360
Step Increment	88

Total Other Compensation Common to All	10,444

Other Benefits
PAG-IBIG Contributions	86
PhilHealth Contributions	555
Employees Compensation Insurance Premiums	86
Loyalty Award - Civilian	60
Terminal Leave	1,297

Total Other Benefits	2,084

Total Personnel Services	47,659

Maintenance and Other Operating Expenses
Travelling Expenses	6,909
Training and Scholarship Expenses	800
Supplies and Materials Expenses	2,724
Utility Expenses	1,720
Communication Expenses	608
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	230
Professional Services	3,330
General Services	1,855
Repairs and Maintenance	1,031
Taxes, Insurance Premiums and Other Fees	507
Other Maintenance and Operating Expenses
Advertising Expenses	75
Printing and Publication Expenses	600
Representation Expenses	1,320
Rent/Lease Expenses	440

JANUARY 3, 2022	OFFICIAL GAZETTE	575
OTHER EXECUTIVE OFFICES

Subscription Expenses	65

Total Maintenance and Other Operating Expenses	22,214

Total Current Operating Expenditures	69,873

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	2,900

Total Capital Outlays	2,900

TOTAL NEW APPROPRIATIONS	72,773

T. PHILIPPINE COMPETITION COMMISSION

For general administration and support, and operations, including foreign-assisted project(s), as indicated hereunder	₱	869,183,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	115,795,000	₱	141,446,000	₱	22,100,000	₱	279,341,000
Operations		127,427,000		431,135,000		31,280,000		589,842,000

COMPETITION POLICY ENFORCEMENT PROGRAM		127,427,000		431,135,000		31,280,000		589,842,000

TOTAL NEW APPROPRIATIONS	₱	243,222,000	₱	572,581,000	₱	53,380,000	₱	869,183,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	115,795,000	₱	141,446,000	₱	22,100,000	₱	279,341,000

Sub-total, General Administration and Support		115,795,000		141,446,000		22,100,000		279,341,000

576	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Operations
Philippine Competition Act, which prohibits anti-competitive agreements, abuse of dominant position, and anti-competitive mergers and acquisitions enforced		127,427,000		431,135,000		31,280,000		589,842,000

COMPETITION POLICY ENFORCEMENT PROGRAM		127,427,000		431,135,000		31,280,000		589,842,000

Enforcement of Rules and Regulations, Review of Mergers and Acquisition, and Policy Research and Advocacy/Capacity Building Program		117,427,000		151,434,000				268,861,000
Project(s)
Foreign-Assisted Project(s)		10,000,000		279,701,000		31,280,000		320,981,000

Capacity Building to Foster Competition		10,000,000		279,701,000		31,280,000		320,981,000

Loan Proceeds				252,024,000		28,280,000		280,304,000
GOP Counterpart		10,000,000		27,677,000		3,000,000		40,677,000

Sub-total, Operations		127,427,000		431,135,000		31,280,000		589,842,000

TOTAL NEW APPROPRIATIONS	₱	243,222,000	₱	572,581,000	₱	53,380,000	₱	869,183,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	182,868

Total Permanent Positions	182,868

Other Compensation Common to All
Personnel Economic Relief Allowance	5,592
Representation Allowance	3,324
Transportation Allowance	3,324
Clothing and Uniform Allowance	1,398
Honoraria	10,000
Mid-Year Bonus - Civilian	15,239
Year End Bonus	15,239
Cash Gift	1,165
Productivity Enhancement Incentive	1,165
Step Increment	858

Total Other Compensation Common to All	57,304

JANUARY 3, 2022	OFFICIAL GAZETTE	577
OTHER EXECUTIVE OFFICES

Other Benefits
PAG-IBIG Contributions	280
PhilHealth Contributions	2,395
Employees Compensation Insurance Premiums	280
Loyalty Award - Civilian	95

Total Other Benefits	3,050

Total Personnel Services	243,222

Maintenance and Other Operating Expenses
Travelling Expenses	22,673
Training and Scholarship Expenses	184,372
Supplies and Materials Expenses	12,526
Utility Expenses	9,655
Communication Expenses	8,130
Survey, Research, Exploration and Development Expenses	56,926
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,245
Professional Services	93,118
General Services	20,208
Repairs and Maintenance	20,239
Taxes, Insurance Premiums and Other Fees	32,887
Other Maintenance and Operating Expenses
Advertising Expenses	1,608
Printing and Publication Expenses	2,553
Representation Expenses	15,845
Rent/Lease Expenses	68,776
Membership Dues and Contributions to Organizations	93
Subscription Expenses	20,727

Total Maintenance and Other Operating Expenses	572,581

Total Current Operating Expenditures	815,803

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	50,380
Transportation Equipment Outlay	3,000

Total Capital Outlays	53,380

TOTAL NEW APPROPRIATIONS	869,183

U. PHILIPPINE DRUG ENFORCEMENT AGENCY

For general administration and support, and operations, as indicated hereunder	₱	2,975,295,000

New Appropriations, by Program

578	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	111,840,000	₱	109,551,000	₱		₱	221,391,000
Operations		1,589,152,000		1,082,937,000		81,815,000		2,753,904,000

DANGEROUS DRUGS SUPPLY REDUCTION AND SUPPRESSION PROGRAM		1,589,152,000		1,082,937,000		81,815,000		2,753,904,000

TOTAL NEW APPROPRIATIONS	₱	1,700,992,000	₱	1,192,488,000	₱	81,815,000	₱	2,975,295,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	111,517,000	₱	109,551,000	₱		₱	221,068,000

National Capital Region (NCR)		111,517,000		109,551,000				221,068,000

Central Office		111,517,000		109,551,000				221,068,000

Administration of Personnel Benefits		323,000						323,000

National Capital Region (NCR)		323,000						323,000

Central Office		323,000						323,000

Sub-total, General Administration and Support		111,840,000		109,551,000				221,391,000

Operations
Supply of drugs suppressed		1,589,152,000		1,082,937,000		81,815,000		2,753,904,000

DANGEROUS DRUGS SUPPLY REDUCTION AND SUPPRESSION PROGRAM		1,589,152,000		1,082,937,000		81,815,000		2,753,904,000

Operations planning, support and supervision services		207,133,000		54,678,000				261,811,000

JANUARY 3, 2022	OFFICIAL GAZETTE	579
OTHER EXECUTIVE OFFICES

National Capital Region (NCR)		207,133,000		54,678,000				261,811,000

Central Office		207,133,000		54,678,000				261,811,000
Anti-Drug Operations		1,382,019,000		1,028,259,000		81,815,000		2,492,093,000

National Capital Region (NCR)		1,382,019,000		1,028,259,000		81,815,000		2,492,093,000

Central Office		1,382,019,000		1,028,259,000		81,815,000		2,492,093,000

Sub-total, Operations		1,589,152,000		1,082,937,000		81,815,000		2,753,904,000

TOTAL NEW APPROPRIATIONS	₱	1,700,992,000	₱	1,192,488,000	₱	81,815,000	₱	2,975,295,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,255,753

Total Permanent Positions	1,255,753

Other Compensation Common to All
Personnel Economic Relief Allowance	69,552
Representation Allowance	13,626
Transportation Allowance	13,626
Clothing and Uniform Allowance	17,388
Mid-Year Bonus - Civilian	104,642
Year End Bonus	104,642
Cash Gift	14,490
Productivity Enhancement Incentive	14,490
Step Increment	3,136

Total Other Compensation Common to All	355,592

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	75
Magna Carta for Science & Technology Personnel	9,666
Hazard Duty Pay	47,232
Special Counsel Allowance	1,000

Total Other Compensation for Specific Groups	57,973

Other Benefits
PAG-IBIG Contributions	3,483
PhilHealth Contributions	20,710
Employees Compensation Insurance Premiums	3,483
Loyalty Award - Civilian	3,675
Terminal Leave	323

580	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Total Other Benefits	31,674

Total Personnel Services	1,700,992

Maintenance and Other Operating Expenses
Travelling Expenses	22,543
Training and Scholarship Expenses	33,329
Supplies and Materials Expenses	255,907
Utility Expenses	22,896
Communication Expenses	13,740
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	500,000
Extraordinary and Miscellaneous Expenses	2,700
Professional Services	18,553
General Services	22,966
Repairs and Maintenance	19,950
Taxes, Insurance Premiums and Other Fees	380
Other Maintenance and Operating Expenses
Printing and Publication Expenses	4,505
Representation Expenses	204,188
Rent/Lease Expenses	68,432
Subscription Expenses	1,210
Other Maintenance and Operating Expenses	1,189

Total Maintenance and Other Operating Expenses	1,192,488

Total Current Operating Expenditures	2,893,480

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvement Outlay	14,500
Infrastructure Outlay	7,500
Machinery and Equipment Outlay	55,675
Furniture, Fixtures and Books Outlay	1,140
Intangible Assets Outlay	3,000

Total Capital Outlays	81,815

TOTAL NEW APPROPRIATIONS	2,975,295

V. PHILIPPINE RACING COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	239,384,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	20,764,000	₱	11,958,000	₱	5,000,000	₱	37,722,000

JANUARY 3, 2022	OFFICIAL GAZETTE	581
OTHER EXECUTIVE OFFICES

Operations		24,440,000		173,722,000		3,500,000		201,662,000

HORSE RACING INCENTIVE PROGRAM				139,946,000				139,946,000
HORSE RACING REGULATORY PROGRAM		24,440,000		33,776,000		3,500,000		61,716,000

TOTAL NEW APPROPRIATIONS	₱	45,204,000	₱	185,680,000	₱	8,500,000	₱	239,384,000

Special Provision(s)

1. Trust Receipts on Share from Breakages. Breakages or the fraction of ten (10) centavos eliminated from the dividends paid to the winning tickets remitted by the Philippine Racing Club, Inc., Manila Jockey Club, Inc., and the Metro Manila Turf Club, Inc., shall be used exclusively for the payment of additional prizes for races sponsored by the Philippine Racing Commission (PhilRACOM) and for the necessary Capital Outlays and other expenses relative to the horse-breeding activities of the Commission in accordance with E.O. Nos. 88 and 89, s. 1986 and R.A. No. 7978, as amended. Said amount shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,764,000	₱	11,958,000	₱	5,000,000	₱	37,722,000

Sub-total, General Administration and Support		20,764,000		11,958,000		5,000,000		37,722,000

Operations
Fair and safe horse racing industry developed		24,440,000		173,722,000		3,500,000		201,662,000

HORSE RACING INCENTIVE PROGRAM				139,946,000				139,946,000

Granting of racing incentives for the promotion of racing industry including prizes in stakes races				139,946,000				139,946,000
HORSE RACING REGULATORY PROGRAM		24,440,000		33,776,000		3,500,000		61,716,000

Formulation and implementation of policies and rules on horse racing and regulation of horse racing operations		24,440,000		33,776,000		3,500,000		61,716,000

Sub-total, Operations		24,440,000		173,722,000		3,500,000		201,662,000

TOTAL NEW APPROPRIATIONS	₱	45,204,000	₱	185,680,000	₱	8,500,000	₱	239,384,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

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Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	33,493

Total Permanent Positions	33,493

Other Compensation Common to All
Personnel Economic Relief Allowance	1,728
Representation Allowance	510
Transportation Allowance	510
Clothing and Uniform Allowance	432
Mid-Year Bonus - Civilian	2,791
Year End Bonus	2,791
Cash Gift	360
Per Diems	1,440
Productivity Enhancement Incentive	360
Step Increment	84

Total Other Compensation Common to All	11,006

Other Benefits
PAG-IBIG Contributions	87
PhilHealth Contributions	531
Employees Compensation Insurance Premiums	87

Total Other Benefits	705

Total Personnel Services	45,204

Maintenance and Other Operating Expenses
Travelling Expenses	1,930
Training and Scholarship Expenses	600
Supplies and Materials Expenses	14,188
Utility Expenses	1,270
Communication Expenses	2,015
Awards/Rewards and Prizes	139,946
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	210
Professional Services	1,540
General Services	700
Repairs and Maintenance	430
Taxes, Insurance Premiums and Other Fees	200
Other Maintenance and Operating Expenses
Advertising Expenses	12,000
Printing and Publication Expenses	100
Representation Expenses	500
Rent/Lease Expenses	1,450
Subscription Expenses	100
Other Maintenance and Operating Expenses	8,501

Total Maintenance and Other Operating Expenses	185,680

Total Current Operating Expenditures	230,884

JANUARY 3, 2022	OFFICIAL GAZETTE	583
OTHER EXECUTIVE OFFICES

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	8,500

Total Capital Outlays	8,500

TOTAL NEW APPROPRIATIONS	239,384

W. PHILIPPINE SPACE AGENCY

For general administration and support, and operations, as indicated hereunder	₱	179,404,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	15,757,000	₱	44,975,000	₱		₱	60,732,000
Operations		3,493,000		110,246,000		4,933,000		118,672,000

SPACE SCIENCE AND TECHNOLOGY APPLICATION (SSTA) PROGRAM		3,493,000		110,246,000		4,933,000		118,672,000

TOTAL NEW APPROPRIATIONS	₱	19,250,000	₱	155,221,000	₱	4,933,000	₱	179,404,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,757,000	₱	44,975,000	₱	₱	60,732,000

Sub-total, General Administration and Support		15,757,000		44,975,000			60,732,000

584	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Operations
Enhanced national security, ecological integrity, economic opportunities and evidence-based decision-making from Space Science and Technology Application (SSTA) utilization, capacity-building, innovations and workforce		3,493,000		110,246,000		4,933,000		118,672,000

SPACE SCIENCE AND TECHNOLOGY APPLICATION (SSTA) PROGRAM		3,493,000		110,246,000		4,933,000		118,672,000

Research and development and capacity building				38,375,000		4,300,000		42,675,000
Technical Operations and Services		2,454,000		62,867,000				65,321,000
Promotion, Policy Planning and International Cooperation		1,039,000		9,004,000		633,000		10,676,000

Sub-total, Operations		3,493,000		110,246,000		4,933,000		118,672,000

TOTAL NEW APPROPRIATIONS	₱	19,250,000	₱	155,221,000	₱	4,933,000	₱	179,404,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	14,788

Total Permanent Positions	14,788

Other Compensation Common to All
Personnel Economic Relief Allowance	384
Representation Allowance	390
Transportation Allowance	390
Clothing and Uniform Allowance	96
Mid-Year Bonus - Civilian	1,232
Year End Bonus	1,232
Cash Gift	80
Productivity Enhancement Incentive	80
Step Increment	37

Total Other Compensation Common to All	3,921

Other Benefits
PAG-IBIG Contributions	19
PhilHealth Contributions	196
Employees Compensation Insurance Premiums	19

Total Other Benefits	234

Non-Permanent Positions	307

JANUARY 3, 2022	OFFICIAL GAZETTE	585
OTHER EXECUTIVE OFFICES

Total Personnel Services	19,250

Maintenance and Other Operating Expenses
Travelling Expenses	3,570
Training and Scholarship Expenses	3,031
Supplies and Materials Expenses	3,090
Utility Expenses	2,300
Communication Expenses	5,327
Survey, Research, Exploration and Development Expenses	71,617
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,762
Professional Services	17,145
General Services	2,500
Repairs and Maintenance	1,100
Financial Assistance/Subsidy	7,587
Taxes, Insurance Premiums and Other Fees	560
Other Maintenance and Operating Expenses
Printing and Publication Expenses	650
Representation Expenses	765
Transportation and Delivery Expenses	100
Rent/Lease Expenses	22,450
Subscription Expenses	11,667

Total Maintenance and Other Operating Expenses	155,221

Total Current Operating Expenditures	174,471

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	4,933

Total Capital Outlays	4,933

TOTAL NEW APPROPRIATIONS	179,404

X. PHILIPPINE SPORTS COMMISSION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	725,238,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	40,427,000	₱	40,000,000		₱	80,427,000
Operations		31,401,000		613,410,000			644,811,000

AMATEUR SPORTS DEVELOPMENT PROGRAM		31,401,000		613,410,000			644,811,000

TOTAL NEW APPROPRIATIONS	₱	71,828,000	₱	653,410,000		₱	725,238,000

586	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Special Provision(s)

1. National Sports Development Fund. In addition to the amounts appropriated herein, the National Sports Development Fund (NSDF) shall be used for the National Sports Development Program sourced from the following, in accordance with Section 26 of R.A. No. 6847:

(a)

Twenty Nine Million Eight Hundred Twenty Six Thousand Pesos (₱29,826,000) from taxes on horse races during special holidays, share from all taxes collected on imported athletic equipment and proceeds from the sale of stamps depicting sports events. Said amount shall be deposited with the National Treasury and released subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987; and

(b)	Proceeds of sweepstakes or lottery draws of the PCSO and the PSC’s share from the gross income of the PAGCOR which shall be deposited with an authorized government depository bank.

The NSDF shall likewise be used for the following purposes:

(a)	At least Six Million Pesos (₱6,000,000) for the research, promotion, development and implementation of Sports Science and Sports Medicine in the country;

(b)	Assistance to national sports associations, private associations and entities, civil service organizations and individuals relative to the implementation of the National Physical Fitness and Sports;

(c)

Training and preparation of national athletes and coaches, as well as the selection of individual athletes at the elementary and high school levels for individual sports events and for maintenance of the training venues for the national athletes and coaches; and

(d)	Payment of cash incentives and retirement benefits to national athletes and coaches in accordance with the provisions of R.A. No. 10699.

In no case shall the foregoing amounts be used for any other purpose.

2. Appropriations for the Philippine Sports Commission. The amounts appropriated herein shall be used for the following:

(a)	Sixty Seven Million Four Hundred One Thousand Pesos (₱67,401,000) for Amateur Sports Promotion and Development;

(b)	Sixty Two Million Four Hundred Ten Thousand Pesos (₱62,410,000) for Grassroots Centerpiece Program; and

(c)	Eighty Million Four Hundred Twenty Seven Thousand Pesos (₱80,427,000) for General Administration and Support.

In no case shall said amounts be used as assistance to national sports associations and entities, civil service organizations, and individuals.

3. Basic and Meal Allowances of Athletes. The PSC shall ensure that all qualified national athletes are uniformly granted basic and meal allowances which should be charged against the NSDF. For this purpose, regular national athletes shall receive the following monthly basic allowance based on their classification:

(a)	Class A - Thirty Thousand Pesos (₱30,000);

(b)	Class B - Twenty Seven Thousand Pesos (₱27,000);

(c)	Class C - (i) Silver Medalist - Twenty Four Thousand Pesos (₱24,000); and (ii) Bronze Medalist - Twenty One Thousand Pesos (₱21,000);

(d)	Team Sports - Seventeen Thousand Pesos (₱17,000); and

(e)	Training Pool - (i) Non-medalist/downgraded - Twelve Thousand Six Hundred Pesos (₱12,600); and (ii) New Entries/Alternates/Sparring Partners - Ten Thousand Two Hundred Pesos (₱10,200)

For athletes who garnered medals during international competition for the year shall be allowed the following allowance scheme under the Priority Athletes Program of the Commission, with the following rates:.

(a)	Platinum - Forty Five Thousand Pesos (₱45,000);

(b)	Priority A - Forty Three Thousand Pesos (₱43,000);

(c)	Priority B - Thirty Six Thousand Pesos (₱36,000); and

(d)	Priority C - Thirty Three Thousand Pesos (₱33,000)

The scheme shall cover athletes who are qualified and endorsed by their respective National Sports Associations to be part of the said program.

Implementation of this provision shall be in accordance with PSC Resolution No. 400-2019 dated March 21, 2019, PSC Board Resolution No. 493-2020 dated March 2, 2020, and such other guidelines that may be issued for the purpose.

4. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	39,469,000	₱	40,000,000		₱	79,469,000
Administration of Personnel Benefits		958,000					958,000

Sub-total, General Administration and Support		40,427,000		40,000,000			80,427,000

JANUARY 3, 2022	OFFICIAL GAZETTE	587
OTHER EXECUTIVE OFFICES

Operations
Source of athletic talents widened		31,401,000		613,410,000		644,811,000

AMATEUR SPORTS DEVELOPMENT PROGRAM		31,401,000		613,410,000		644,811,000

Policy and Program Formulation and Amateur Sport
Development and Promotion		31,401,000		36,000,000		67,401,000
National Sport for All-Grassroot Centerpiece
Program				62,410,000		62,410,000
PROJECT(S)
Locally-Funded Project(s)				515,000,000		515,000,000

Preparation and drafting of the Master Development
Plan for the Philippine Sports Training Center (PSTC)				75,000,000		75,000,000
Site Development of the Philippine Sports
Training Center (PSTC)				125,000,000		125,000,000
Financial Assistance to Athletes				20,000,000		20,000,000
Preparation, Training and Support for the Samahang Kickboxing ng Philippines				3,000,000		3,000,000
Preparation, Hosting and Participation of the FIBA Basketball World Cup				65,000,000		65,000,000
Preparation, Training and Participation for the 19th Asian Games, Hangzhou, China				50,000,000		50,000,000
Preparation, Training and Participation for the Southeast Asian Games, Hanoi, Vietnam				50,000,000		50,000,000
5th Asian Youth Games, Shantou City, China				15,000,000		15,000,000
6th Asian Indoor Martial Arts Games, Bangkok, Thailand				50,000,000		50,000,000
Preparation, Training and Participation for PARA Games				50,000,000		50,000,000
Philippine National Anti-Doping Organization (PH-NADO)				12,000,000		12,000,000

Sub-total, Operations		31,401,000		613,410,000		644,811,000

TOTAL NEW APPROPRIATIONS	₱	71,828,000	₱	653,410,000	₱	725,238,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

588	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Permanent Positions
Basic Salary	54,259

Total Permanent Positions	54,259

Other Compensation Common to All
Personnel Economic Relief Allowance	2,568
Representation Allowance	1,056
Transportation Allowance	996
Clothing and Uniform Allowance	642
Mid-Year Bonus - Civilian	4,522
Year End Bonus	4,522
Cash Gift	535
Productivity Enhancement Incentive	535
Step Increment	136

Total Other Compensation Common to All	15,512

Other Benefits
PAG-IBIG Contributions	129
PhilHealth Contributions	796
Employees Compensation Insurance Premiums	129
Loyalty Award - Civilian	45
Terminal Leave	958

Total Other Benefits	2,057

Total Personnel Services	71,828

Maintenance and Other Operating Expenses
Travelling Expenses	117,575
Training and Scholarship Expenses	6,495
Supplies and Materials Expenses	96,750
Utility Expenses	20,000
Communication Expenses	3,130
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	800
Professional Services	195,200
General Services	30,000
Repairs and Maintenance	350
Financial Assistance/Subsidy	101,600
Taxes, Insurance Premiums and Other Fees	2,300
Other Maintenance and Operating Expenses
Advertising Expenses	200
Transportation and Delivery Expenses	900
Rents/Lease Expenses	3,065
Subscription Expenses	150
Other Maintenance and Operating Expenses	74,895

Total Maintenance and Other Operating Expenses	653,410

Total Current Operating Expenditures	725,238

TOTAL NEW APPROPRIATIONS	725,238

JANUARY 3, 2022	OFFICIAL GAZETTE	589
OTHER EXECUTIVE OFFICES

Y. PRESIDENTIAL LEGISLATIVE LIAISON OFFICE

For general administration and support, and operations, as indicated hereunder	₱	119,832,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	22,787,000	₱	15,717,000	₱		₱	38,504,000
Operations		41,763,000		35,510,000		4,055,000		81,328,000

LEGISLATIVE POLICY REFORMS AND DEVELOPMENT PROGRAM		41,763,000		35,510,000		4,055,000		81,328,000

TOTAL NEW APPROPRIATIONS	₱	64,550,000	₱	51,227,000	₱	4,055,000	₱	119,832,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	18,462,000	₱	15,717,000	₱		₱	34,179,000
Administration of Personnel Benefits		4,325,000						4,325,000

Sub-total, General Administration and Support		22,787,000		15,717,000				38,504,000

Operations
The Presidential policy reform agenda and the Administration’s program of governance promoted		41,763,000		35,510,000		4,055,000		81,328,000

LEGISLATIVE POLICY REFORMS AND DEVELOPMENT PROGRAM		41,763,000		35,510,000		4,055,000		81,328,000

Formulation and implementation of advocacy strategies and strategic interventions towards stakeholders consensus-building on congressional initiatives consistent with the policy reform and development programs of the Administration		41,763,000		35,510,000		4,055,000		81,328,000

Sub-total, Operations		41,763,000		35,510,000		4,055,000		81,328,000

TOTAL NEW APPROPRIATIONS	₱	64,550,000	₱	51,227,000	₱	4,055,000	₱	119,832,000

590	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	46,241

Total Permanent Positions	46,241

Other Compensation Common to All
Personnel Economic Relief Allowance	1,248
Representation Allowance	1,686
Transportation Allowance	1,554
Clothing and Uniform Allowance	312
Mid-Year Bonus - Civilian	3,853
Year End Bonus	3,853
Cash Gift	260
Productivity Enhancement Incentive	260
Step Increment	116

Total Other Compensation Common to All	13,142

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	156

Total Other Compensation for Specific Groups	156

Other Benefits
PAG-IBIG Contributions	63
PhilHealth Contributions	560
Employees Compensation Insurance Premiums	63
Terminal Leave	4,325

Total Other Benefits	5,011

Total Personnel Services	64,550

Maintenance and Other Operating Expenses
Travelling Expenses	5,374
Training and Scholarship Expenses	2,410
Supplies and Materials Expenses	5,160
Utility Expenses	1,806
Communication Expenses	3,377
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,829

JANUARY 3, 2022	OFFICIAL GAZETTE	591
OTHER EXECUTIVE OFFICES

Professional Services	6,519
General Services	540
Repairs and Maintenance	815
Taxes, Insurance Premiums and Other Fees	348
Other Maintenance and Operating Expenses
Representation Expenses	13,312
Transportation and Delivery Expenses	25
Rent/Lease Expenses	6,373
Subscription Expenses	389
Donations	100
Other Maintenance and Operating Expenses	2,850

Total Maintenance and Other Operating Expenses	51,227

Total Current Operating Expenditures	115,777

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	3,860
Furniture, Fixtures and Books Outlay	195

Total Capital Outlays	4,055

TOTAL NEW APPROPRIATIONS	119,832

Z. PRESIDENTIAL MANAGEMENT STAFF

For general administration and support, support to operations, and operations, as indicated hereunder	₱	731,838,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	107,892,000	₱	271,535,000	₱	93,712,000	₱	473,139,000
Support to Operations		13,252,000		15,699,000				28,951,000
Operations		145,496,000		84,252,000				229,748,000

PRESIDENTIAL STAFF SUPPORT PROGRAM		145,496,000		84,252,000				229,748,000

TOTAL NEW APPROPRIATIONS	₱	266,640,000	₱	371,486,000	₱	93,712,000	₱	731,838,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

592	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	106,151,000	₱	271,535,000	₱	93,712,000	₱	471,398,000
Administration of Personnel Benefits		1,741,000						1,741,000

Sub-total, General Administration and Support		107,892,000		271,535,000		93,712,000		473,139,000

Support to Operations
Provision of legal and information communication technology (ICT) services		13,252,000		15,699,000				28,951,000

Sub-total, Support to Operations		13,252,000		15,699,000				28,951,000

Operations
Responsive staff support for the Presidency and facilitation work on Presidential priorities and directives		145,496,000		84,252,000				229,748,000

PRESIDENTIAL STAFF SUPPORT PROGRAM		145,496,000		84,252,000				229,748,000

Provision of decision inputs for the Presidency and the conduct of policy research and complete staff work in support of the President’s priority development agenda		51,097,000		5,549,000				56,646,000
Monitoring and evaluation of and facilitation work on Presidential directives, priority programs, and projects		48,734,000		49,258,000				97,992,000
Management of Presidential engagements and provision of secretariat support to various Presidential bodies		45,665,000		29,445,000				75,110,000

Sub-total, Operations		145,496,000		84,252,000				229,748,000

TOTAL NEW APPROPRIATIONS	₱	266,640,000	₱	371,486,000	₱	93,712,000	₱	731,838,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services

JANUARY 3, 2022	OFFICIAL GAZETTE	593
OTHER EXECUTIVE OFFICES

Civilian Personnel
Permanent Positions
Basic Salary	161,128

Total Permanent Positions	161,128

Other Compensation Common to All
Personnel Economic Relief Allowance	6,336
Representation Allowance	3,186
Transportation Allowance	3,186
Clothing and Uniform Allowance	1,584
Mid-Year Bonus - Civilian	13,426
Year End Bonus	13,426
Cash Gift	1,320
Productivity Enhancement Incentive	1,320
Step Increment	403

Total Other Compensation Common to All	44,187

Other Benefits
PAG-IBIG Contributions	318
PhilHealth Contributions	2,413
Employees Compensation Insurance Premiums	318
Loyalty Award - Civilian	175
Terminal Leave	1,741

Total Other Benefits	4,965

Non-Permanent Positions	56,360

Total Personnel Services	266,640

Maintenance and Other Operating Expenses
Travelling Expenses	54,090
Training and Scholarship Expenses	6,795
Supplies and Materials Expenses	52,056
Utility Expenses	23,535
Communication Expenses	20,272
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,075
Professional Services	44,068
General Services	75,395
Repairs and Maintenance	15,781
Taxes, Insurance Premiums and Other Fees	3,540
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	100
Representation Expenses	8,795
Rent/Lease Expenses	17,589
Membership Dues and Contributions to Organizations	40
Subscription Expenses	44,255
Other Maintenance and Operating Expenses	2,000

Total Maintenance and Other Operating Expenses	371,486

594	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Total Current Operating Expenditures	638,126

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	92,903
Furniture, Fixtures and Books Outlay	809

Total Capital Outlays	93,712

TOTAL NEW APPROPRIATIONS	731,838

JANUARY 3, 2022	OFFICIAL GAZETTE	595
OTHER EXECUTIVE OFFICES

GENERAL SUMMARY

OTHER EXECUTIVE OFFICES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. ANTI-MONEY LAUNDERING COUNCIL	₱		₱	118,170,000	₱	29,172,000	₱	147,342,000
B. ANTI-RED TAPE AUTHORITY		87,359,000		174,065,000		9,700,000		271,124,000
C. CLIMATE CHANGE COMMISSION		57,989,000		82,017,000				140,006,000
D. COMMISSION ON FILIPINOS OVERSEAS		57,772,000		66,184,000		9,780,000		133,736,000
E. COMMISSION ON HIGHER EDUCATION		443,319,000		31,032,309,000		208,880,000		31,684,508,000
F. COMMISSION ON THE FILIPINO LANGUAGE		43,022,000		33,940,000		1,500,000		78,462,000
G. DANGEROUS DRUGS BOARD		72,865,000		227,150,000		7,850,000		307,865,000
H. ENERGY REGULATORY COMMISSION		247,868,000		567,462,000		42,163,000		857,493,000
I. FILM DEVELOPMENT COUNCIL OF THE PHILIPPINES		26,965,000		253,916,000				280,881,000
J. GAMES AND AMUSEMENT BOARD		83,772,000		50,119,000		8,170,000		142,061,000
K. GOVERNANCE COMMISSION FOR GOVERNMENT-OWNED OR CONTROLLED CORPORATIONS		94,105,000		89,710,000		11,481,000		195,296,000
L. MINDANAO DEVELOPMENT AUTHORITY		79,604,000		107,616,000		10,050,000		197,270,000
M. MOVIE AND TELEVISION REVIEW AND CLASSIFICATION BOARD		40,093,000						40,093,000
N. NATIONAL COMMISSION FOR CULTURE AND THE ARTS
N.1. NATIONAL COMMISSION FOR CULTURE AND THE ARTS (PROPER)		26,933,000		99,350,000		30,000,000		156,283,000
N.2. NATIONAL HISTORICAL COMMISSION OF THE PHILIPPINES		91,445,000		137,913,000		63,158,000		292,516,000
N.3. NATIONAL LIBRARY OF THE PHILIPPINES		67,967,000		90,830,000		49,478,000		208,275,000
N.4. NATIONAL ARCHIVES OF THE PHILIPPINES		62,939,000		96,717,000		61,483,000		221,139,000

SUB-TOTAL, NATIONAL COMMISSION FOR CULTURE AND THE ARTS		249,284,000		424,810,000		204,119,000		878,213,000

O. NATIONAL COMMISSION OF SENIOR CITIZENS		24,581,000		115,382,000		31,400,000		171,363,000
P. NATIONAL INTELLIGENCE COORDINATING AGENCY		685,286,000		760,869,000		9,294,000		1,455,449,000
Q. NATIONAL SECURITY COUNCIL		138,496,000		280,163,000				418,659,000

596	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

R. OFFICE OF THE PRESIDENTIAL ADVISER ON THE PEACE PROCESS		192,901,000		1,793,510,000		4,619,000		1,991,030,000
S. OPTICAL MEDIA BOARD		47,659,000		22,214,000		2,900,000		72,773,000
T. PHILIPPINE COMPETITION COMMISSION		243,222,000		572,581,000		53,380,000		869,183,000
U. PHILIPPINE DRUG ENFORCEMENT AGENCY		1,700,992,000		1,192,488,000		81,815,000		2,975,295,000
V. PHILIPPINE RACING COMMISSION		45,204,000		185,680,000		8,500,000		239,384,000
W. PHILIPPINE SPACE AGENCY		19,250,000		155,221,000		4,933,000		179,404,000
X. PHILIPPINE SPORTS COMMISSION		71,828,000		653,410,000				725,238,000
Y. PRESIDENTIAL LEGISLATIVE LIAISON OFFICE		64,550,000		51,227,000		4,055,000		119,832,000
Z. PRESIDENTIAL MANAGEMENT STAFF		266,640,000		371,486,000		93,712,000		731,838,000

TOTAL NEW APPROPRIATIONS, OTHER EXECUTIVE OFFICES	₱	5,084,626,000	₱	39,381,699,000	₱	837,473,000	₱	45,303,798,000

JANUARY 3, 2022	OFFICIAL GAZETTE	597
JOINT LEGISLATIVE-EXECUTIVE COUNCILS

XXIX. JOINT LEGISLATIVE-EXECUTIVE COUNCILS

A. LEGISLATIVE-EXECUTIVE DEVELOPMENT ADVISORY COUNCIL

For operations, as indicated hereunder	₱	3,983,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations	₱	3,717,000	₱	266,000		₱	3,983,000

LEDAC SECRETARIAT SUPPORT PROGRAM		3,717,000		266,000			3,983,000

TOTAL NEW APPROPRIATIONS	₱	3,717,000	₱	266,000		₱	3,983,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Effective collaboration among the executive and legislative branches of government and key stakeholders in decision and policy-making enhanced	₱	3,717,000	₱	266,000		₱	3,983,000

LEDAC SECRETARIAT SUPPORT PROGRAM		3,717,000		266,000			3,983,000

Provision of technical and secretariat support services to the Council and its sub-committee and technical working group		3,717,000		266,000			3,983,000

Sub-total, Operations		3,717,000		266,000			3,983,000

TOTAL NEW APPROPRIATIONS	₱	3,717,000	₱	266,000		₱	3,983,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

598	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,557

Total Permanent Positions	2,557

Other Compensation Common to All
Personnel Economic Relief Allowance	72
Clothing and Uniform Allowance	18
Mid-Year Bonus - Civilian	213
Year End Bonus	213
Cash Gift	15
Productivity Enhancement Incentive	15
Step Increment	6

Total Other Compensation Common to All	552

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	12

Total Other Compensation for Specific Groups	12

Other Benefits
PAG-IBIG Contributions	4
PhilHealth Contributions	44
Employees Compensation Insurance Premiums	4

Total Other Benefits	52

Non-Permanent Positions	544

Total Personnel Services	3,717

Maintenance and Other Operating Expenses
Travelling Expenses	1
Training and Scholarship Expenses	42
Supplies and Materials Expenses	109
Repairs and Maintenance	10
Taxes, Insurance Premiums and Other Fees	14
Other Maintenance and Operating Expenses
Representation Expenses	70
Subscription Expenses	20

Total Maintenance and Other Operating Expenses	266

Total Current Operating Expenditures	3,983

TOTAL NEW APPROPRIATIONS	3,983

JANUARY 3, 2022	OFFICIAL GAZETTE	599
JOINT LEGISLATIVE-EXECUTIVE COUNCILS

GENERAL SUMMARY

JOINT LEGISLATIVE-EXECUTIVE COUNCILS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. LEGISLATIVE-EXECUTIVE DEVELOPMENT ADVISORY COUNCIL	₱	3,717,000	₱	266,000		₱	3,983,000

TOTAL NEW APPROPRIATIONS, JOINT LEGISLATIVE-EXECUTIVE COUNCILS	₱	3,717,000	₱	266,000		₱	3,983,000

600	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

XXX. THE JUDICIARY

A. SUPREME COURT OF THE PHILIPPINES AND THE LOWER COURTS

For general administration and support, support to operations, and operations, including the requirements of the Judicial Reform Program and locally-funded project(s), as indicated hereunder	₱	39,720,211,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	10,749,760,000	₱	3,379,052,000	₱	115,478,000	₱	14,244,290,000
Support to Operations		156,997,000		281,457,000		1,369,273,000		1,807,727,000
Operations		20,570,987,000		3,082,652,000		14,555,000		23,668,194,000

ADJUDICATION PROGRAM		20,570,987,000		3,082,652,000		14,555,000		23,668,194,000

TOTAL NEW APPROPRIATIONS	₱	31,477,744,000	₱	6,743,161,000	₱	1,499,306,000	₱	39,720,211,000

Special Provision(s)

1. Judiciary Development Fund. In addition to the amounts appropriated herein, all income derived from increase in the legal fees prescribed in the amendments to Rule 141 of the Rules of Court promulgated by the Supreme Court of the Philippines after July 18, 1984, constituted into the Judiciary Development Fund (JDF), shall be used to augment the allowances of the members and personnel of the Judiciary and finance the acquisition, maintenance and repair of office equipment and facilities in accordance with Sections 1 and 3 of P.D. No. 1949. At least eighty percent (80%) of said amount shall be used for the payment of cost of living allowances and not more than twenty percent (20%) for the purchase of office equipment and facilities of the courts.

The COA shall audit the receipts, revenues, uses, disbursements and expenditures of the JDF every quarter and submit the appropriate report in writing to the Chief Justice of the Supreme Court, the Presiding Justice of the Court of Appeals and all Executive Judges.

2. Special Allowance of Justices and Judges. Considering that the special allowance of Justices, Judges and all other positions in the Judiciary with equivalent rank of Justices of the Court of Appeals and Judges of the Regional Trial Court under R.A. No. 9227, has already been fully integrated into their salaries as of June 1, 2012, the amount of Six Hundred Eighty Two Million Six Hundred Fifty Five Thousand Three Hundred Eighty Eight Pesos (₱682,655,388) corresponding to the Special Allowance for the Judiciary component of their salaries shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292, s. 1987. Once deposited, the salary being received by the members of the Judiciary shall be sourced and funded from the General Fund.

3. Administration of Appropriations. The appropriations provided herein for the Supreme Court of the Philippines and the Lower Courts shall be administered by the Chief Justice of the Supreme Court, subject to the provisions of P.D. No. 985, as amended, E.O. No. 292 and other budgeting, accounting and auditing rules and regulations.

4. Organizational Structure. Notwithstanding any provision of law to the contrary and within the limits of appropriations in this Act, the Chief Justice of the Supreme Court as Head of the Judiciary and as Chairperson of the Presidential Electoral Tribunal is hereby authorized to:

(a) formulate and implement the organizational structure of the Judiciary and the Presidential Electoral Tribunal;

(b) fix and determine the salaries, allowances and other benefits of personnel of the Judiciary and the Presidential Electoral Tribunal in accordance with the rates and levels authorized under R.A. No. 6758, as amended, and R.A. No. 6686, as amended; and

(c) create new positions, transfer an item or make other adjustments in the Personnel Services itemization, whenever public interest so requires.

Implementation of the foregoing shall be subject to: (i) compliance with organization, staffing and position classification and compensation standards of the DBM; (ii) scrap and build policy; and (iii) submission to DBM of a resolution stating the changes in the organization and staffing in accordance with the foregoing standards and policy for proper documentation.

The officials and employees whose positions are affected by a reorganization shall be granted retirement benefits or separation pay in accordance with existing laws, which shall be payable from any unexpended balance of, or savings in the appropriations of the Judiciary and the Presidential Electoral Tribunal.

5. Use of Savings. The Chief Justice of the Supreme Court is authorized to use savings to augment actual deficiencies in accordance with Section 25(5), Article VI of the Constitution and the General Provisions of this Act.

JANUARY 3, 2022	OFFICIAL GAZETTE	601
THE JUDICIARY

6. Non-Recurring Expenses. All non-recurring items of appropriations authorized herein such as, but not limited to, foreign-assisted projects and locally-funded projects, shall not form part of the Judiciary’s appropriations that may not be reduced by Congress under Section 3, Article VIII of the Constitution. The Supreme Court en banc, through a resolution, shall affirm the items of appropriation in the Judiciary’s budget that are non-recurring, as defined above, and which shall not be considered in the total appropriations that may not be reduced.

7. Maintenance and Other Operating Expenses of Lower Courts. The amount of Two Billion Seven Hundred Four Million One Hundred Eighty Four Thousand Pesos (₱2,704,184,000) appropriated herein for the MOOE of the lower courts shall be equitably allocated by the Supreme Court based on the standards prescribed for the lower courts by the Supreme Court.

To facilitate the utilization of said MOOE allocation and ensure that the requirements of lower courts are readily available and provided, the Procurement Service (PS), through its Regional Depots shall provide an easy access facility for lower courts to source all their MOOE requirements from the PS.

The Court’s web administrator or his/her equivalent shall be responsible for ensuring that the utilization of funds allocated for each lower court is posted on the Supreme Court website. (CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, page 813, R.A. No. 11639)

8. Expenses for Official Travel. The Chief Justice of the Supreme Court may authorize the reimbursement of actual and reasonable expenses incurred during official travel in carrying out the supervisory functions of the Supreme Court over the lower courts, subject to the limits prescribed under E.O. No. 77, s. 2019 and duly supported by receipts pursuant to accounting and auditing rules and regulations.

9. Payment of Adjusted Pension. The amounts appropriated herein for payment of pensions to retired Justices and Judges shall be adjusted at the rates authorized under Section 3-A of R.A. No. 910, as amended, and implemented by SC A.M. No. 91-8-225-C.A.

10. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

11. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Program/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	808,793,000	₱	2,950,631,000	₱	47,113,000	₱	3,806,537,000
Administration of Personnel Benefits		9,569,460,000						9,569,460,000
Supervision of Lower Courts		371,507,000		428,421,000		68,365,000		868,293,000

Sub-total, General Administration and Support	₱	10,749,760,000	₱	3,379,052,000	₱	115,478,000	₱	14,244,290,000

Support to Operations
Judicial Bar Council		40,099,000		29,006,000		2,300,000		71,405,000
Operations of Philippine Judicial Academy (PHILJA)		106,470,000		95,594,000		58,661,000		260,725,000
Operations of Mandatory Continuing Legal Education (MCLE)		10,428,000		6,957,000		500,000		17,885,000
Project(s)
Locally-Funded Project(s)				149,900,000		1,307,812,000		1,457,712,000

Subsidy to Integrated Bar of the Philippines (IBP)				130,900,000				130,900,000
Construction/Completion/ and /or Repair/Rehabilitation of the Halls of Justice nationwide (JUSIP)						1,307,812,000		1,307,812,000

602	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Justice Sector Convergence Program				19,000,000				19,000,000

Sub-total, Support to Operations		156,997,000		281,457,000		1,369,273,000		1,807,727,000

Operations
Independent, Effective and Efficient Administration of Justice		20,570,987,000		3,082,652,000		14,555,000		23,668,194,000

ADJUDICATION PROGRAM		20,570,987,000		3,082,652,000		14,555,000		23,668,194,000

Adjudication of Regional Trial Court Cases		11,107,598,000		1,367,350,000				12,474,948,000
Adjudication of Metropolitan Court Cases		999,946,000		148,525,000				1,148,471,000
Adjudication of Municipal Trial Court Cases in Cities		2,005,143,000		307,334,000				2,312,477,000
Adjudication of Municipal Circuit Court Cases		2,662,666,000		436,963,000				3,099,629,000
Adjudication of Municipal Court Cases		2,421,476,000		340,737,000				2,762,213,000
Adjudication of Shari’a District Court Cases		27,111,000		11,305,000				38,416,000
Adjudication of Shari’a Circuit Court Cases		146,337,000		26,901,000				173,238,000
Adjudication of Child and Family Court Cases		299,406,000		79,493,000				378,899,000
Adjudication of Supreme Court Cases		901,304,000		364,044,000		14,555,000		1,279,903,000

Sub-total, Operations		20,570,987,000		3,082,652,000		14,555,000		23,668,194,000

TOTAL NEW APPROPRIATIONS	₱	31,477,744,000	₱	6,743,161,000	₱	1,499,306,000	₱	39,720,211,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	12,073,129

Total Permanent Positions	12,073,129

Other Compensation Common to All
Personnel Economic Relief Allowance	624,972
Representation Allowance	299,886
Transportation Allowance	299,724
Clothing and Uniform Allowance	156,246
Mid-Year Bonus - Civilian	1,006,096
Year End Bonus	1,006,096

JANUARY 3, 2022	OFFICIAL GAZETTE	603
THE JUDICIARY

Cash Gift	130,205
Productivity Enhancement Incentive	130,205
Step Increment	30,183

Total Other Compensation Common to All	3,683,613

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	4,153
Magna Carta for Public Social Workers	14,998
Longevity Pay	183,782
Hazard Pay	217,068
Lump-sum for filling of Positions - Civilian	8,351,879

Total Other Compensation for Specific Groups	8,771,880

Other Benefits
PAG-IBIG Contributions	31,251
PhilHealth Contributions	163,341
Employees Compensation Insurance Premiums	31,251
Retirement Gratuity	866,575
Loyalty Award - Civilian	14,580
Terminal Leave	990,681

Total Other Benefits	2,097,679

Other Personnel Benefits
Pension, Civilian Personnel	4,824,360

Total Other Personnel Benefits	4,824,360

Non-Permanent Positions	27,083

Total Personal Services	31,477,744

Maintenance and Other Operating Expenses
Travelling Expenses	276,540
Training and Scholarship Expenses	225,398
Supplies and Materials Expenses	1,852,168
Utility Expenses	421,019
Communication Expenses	370,795
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	402,279
Professional Services	665,055
General Services	425,000
Repairs and Maintenance	628,816
Financial Assistance/Subsidy	161,801
Taxes, Insurance Premiums and Other Fees	85,829
Other Maintenance and Operating Expenses
Advertising Expenses	12,432
Printing and Publication Expenses	1,195
Representation Expenses	53,427
Transportation and Delivery Expenses	98,300
Rent/Lease Expenses	253,880
Subscription Expenses	2,193
Other Maintenance and Operating Expenses	807,034

604	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Total Maintenance and Other Operating Expenses	6,743,161

Total Current Operating Expenditures	38,220,905

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	1,344,312
Machinery and Equipment Outlay	145,714
Transportation Equipment Outlay	6,280
Furniture, Fixtures and Book Outlay	2,000
Intangible Assets Outlay	1,000

TOTAL CAPITAL OUTLAYS	1,499,306

TOTAL NEW APPROPRIATIONS	39,720,211

B. PRESIDENTIAL ELECTORAL TRIBUNAL

For general administration and support, and operations, as indicated hereunder	₱	157,320,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	85,242,000	₱	8,454,000	₱	7,300,000	₱	100,996,000
Operations		50,939,000		5,385,000				56,324,000

ADJUDICATION OF PRESIDENTIAL AND VICE-PRESIDENTIAL ELECTORAL PROTEST PROGRAM		50,939,000		5,385,000				56,324,000

TOTAL NEW APPROPRIATIONS	₱	136,181,000	₱	13,839,000	₱	7,300,000	₱	157,320,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	605
THE JUDICIARY

PROGRAMS
General Administration and Support
General Management and Supervision	₱	17,980,000	₱	8,454,000	₱	7,300,000	₱	33,734,000
Administration of Personnel Benefits		67,262,000						67,262,000

Sub-total, General Administration and Support		85,242,000		8,454,000		7,300,000		100,996,000

Operations
Fair and speedy Resolution of Presidential and Vice Presidential electoral cases/contests achieved		50,939,000		5,385,000				56,324,000

ADJUDICATION OF PRESIDENTIAL AND VICE-PRESIDENTIAL ELECTORAL PROTEST PROGRAM		50,939,000		5,385,000				56,324,000

Adjudication of Electoral Cases/Contests involving the President and Vice President of the Republic		50,939,000		5,385,000				56,324,000

Sub-total, Operations		50,939,000		5,385,000				56,324,000

TOTAL NEW APPROPRIATIONS	₱	136,181,000	₱	13,839,000	₱	7,300,000	₱	157,320,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	45,071

Total Permanent Positions	45,071

Other Compensation Common to All
Personnel Economic Relief Allowance	1,608
Representation Allowance	900
Transportation Allowance	900
Clothing and Uniform Allowance	402
Mid-Year Bonus - Civilian	3,756
Year End Bonus	3,756
Cash Gift	335
Productivity Enhancement Incentive	335
Step Increment	113

Total Other Compensation Common to All	12,105

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	67,262
Other Personnel Benefits	10,853

606	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Total Other Compensation for Specific Groups	78,115

Other Benefits
PAG-IBIG Contributions	81
PhilHealth Contributions	668
Employees Compensation Insurance Premiums	81
Loyalty Award - Civilian	60

Total Other Benefits	890

Total Personnel Services	136,181

Maintenance and Other Operating Expenses
Supplies and Materials Expenses	229
Utility Expenses	321
Communication Expenses	711
Repairs and Maintenance	84
Taxes, Insurance Premiums and Other Fees	39
Other Maintenance and Operating Expenses
Transportation and Delivery Expenses	38
Rent/Lease Expenses	716
Other Maintenance and Operating Expenses	11,701

Total Maintenance and Other Operating Expenses	13,839

Total Current Operating Expenditures	150,020

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	3,000
Transportation Equipment Outlay	3,300
Furniture, Fixtures and Book Outlay	1,000

TOTAL CAPITAL OUTLAYS	7,300

TOTAL NEW APPROPRIATIONS	157,320

C. SANDIGANBAYAN

For general administration and support, support to operations, and operations, as indicated hereunder	₱	1,592,660,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	607
THE JUDICIARY

PROGRAMS
General Administration and Support	₱	563,925,000	₱	477,702,000	₱		₱	1,041,627,000
Support to Operations		19,118,000		9,100,000		70,456,000		98,674,000
Operations		330,268,000		106,946,000		15,145,000		452,359,000

SANDIGANBAYAN ADJUDICATION PROGRAM		330,268,000		106,946,000		15,145,000		452,359,000

TOTAL NEW APPROPRIATIONS	₱	913,311,000	₱	593,748,000	₱	85,601,000	₱	1,592,660,000

Special Provision(s)

1. Administration of Appropriations. The appropriations provided herein for the Sandiganbayan shall be administered by the Presiding Justice of Sandiganbayan, subject to the provisions of P.D. No. 985, as amended, E.O. No. 292 and other budgeting, accounting and auditing rules and regulations.

2. Non-Recurring Expenses. All non-recurring items of appropriations authorized herein such as, but not limited to, foreign-assisted projects and locally-funded projects, shall not form part of the Sandiganbayan’s appropriations that may not be reduced by Congress under Section 3, Article VIII of the Constitution. The Supreme Court en banc, through a resolution, shall affirm the items of appropriation in the Judiciary’s budget that are non-recurring, as defined above, and which shall not be considered in the total appropriations that may not be reduced.

3. Payment of Adjusted Pension. The amounts appropriated herein for payment of pensions to retired Justices shall be adjusted at the rates authorized under Section 3-A of R.A. No. 910, as amended, and implemented by SC A.M. No. 91-8-225-C.A.

4. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	483,292,000	₱	477,702,000	₱		₱	960,994,000
Administration of Personnel Benefits		80,633,000						80,633,000

Sub-total, General Administration and Support		563,925,000		477,702,000				1,041,627,000

Support to Operations
Legal and Compliance Services		19,118,000		9,100,000		70,456,000		98,674,000

Sub-total, Support to Operations		19,118,000		9,100,000		70,456,000		98,674,000

Operations
Judgment of Graft and Corrupt Practices Committed by Public Officials and Employees Independently, Effectively and Efficiently Rendered		330,268,000		106,946,000		15,145,000		452,359,000

608	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

SANDIGANBAYAN ADJUDICATION PROGRAM		330,268,000		106,946,000		15,145,000		452,359,000

CASE MANAGEMENT SUB-PROGRAM		49,232,000		30,080,000		510,000		79,822,000

Docketing, Processing, Reporting and Calendaring of Cases for Hearing and Conduct of Proceedings		49,232,000		30,080,000		510,000		79,822,000

TRIAL MANAGEMENT SUB-PROGRAM		39,621,000		13,560,000				53,181,000

Trial of Cases, Preparation and Promulgation of Decisions and Issuance Processes		39,621,000		13,560,000				53,181,000
CASE DISPOSITION MANAGEMENT SUB-PROGRAM		241,415,000		63,306,000		14,635,000		319,356,000

Review of Case Records, Drafting and Promulgation of Decisions or Resolutions Disposing Cases		241,415,000		63,306,000		14,635,000		319,356,000

Sub-total, Operations		330,268,000		106,946,000		15,145,000		452,359,000

TOTAL NEW APPROPRIATIONS	₱	913,311,000	₱	593,748,000	₱	85,601,000	₱	1,592,660,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	288,316
Reclassification of Positions	23,137

Total Permanent Positions	311,453

Other Compensation Common to All
Personnel Economic Relief Allowance	10,896
Representation Allowance	10,212
Transportation Allowance	10,212
Clothing and Uniform Allowance	2,724
Honoraria	5,880
Overtime Pay	16,231
Mid-Year Bonus - Civilian	24,026
Year End Bonus	24,026
Cash Gift	2,270
Productivity Enhancement Incentive	2,270
Step Increment	721

Total Other Compensation Common to All	109,468

JANUARY 3, 2022	OFFICIAL GAZETTE	609
THE JUDICIARY

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	300
Longevity Pay	10,403
Hazard Pay	4,752
Lump-sum for filling of Positions - Civilian	91,369
Other Personnel Benefits	252,461

Total Other Compensation for Specific Groups	359,285

Other Benefits
PAG-IBIG Contributions	546
PhilHealth Contributions	3,692
Employees Compensation Insurance Premiums	546
Loyalty Award - Civilian	325
Terminal Leave	2,810

Total Other Benefits	7,919

Other Personnel Benefits
Pension, Civilian Personnel	78,608

Total Other Personnel Benefits	78,608

Non-Permanent Positions	46,578

Total Personnel Services	913,311

Maintenance and Other Operating Expenses
Travelling Expenses	20,554
Training and Scholarship Expenses	17,098
Supplies and Materials Expenses	99,385
Utility Expenses	25,767
Communication Expenses	18,727
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,038
Professional Services	7,406
General Services	25,015
Repairs and Maintenance	70,211
Taxes, Insurance Premiums and Other Fees	5,918
Other Maintenance and Operating Expenses
Advertising Expenses	252
Printing and Publication Expenses	213
Representation Expenses	2,976
Transportation and Delivery Expenses	135
Rent/Lease Expenses	171,379
Subscription Expenses	5,461
Donations	5
Other Maintenance and Operating Expenses	118,208

Total Maintenance and Other Operating Expenses	593,748

Total Current Operating Expenditures	1,507,059

610	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	85,601

TOTAL CAPITAL OUTLAYS	85,601

TOTAL NEW APPOPRIATIONS	1,592,660

D. COURT OF APPEALS

For general administration and support, and operations, as indicated hereunder	₱	3,503,927,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	1,690,011,000	₱	696,452,000	₱		₱	2,386,463,000
Operations		384,564,000		200,610,000		532,290,000		1,117,464,000

APPELLATE ADJUDICATION PROGRAM		384,564,000		200,610,000		532,290,000		1,117,464,000

TOTAL NEW APPROPRIATIONS	₱	2,074,575,000	₱	897,062,000	₱	532,290,000	₱	3,503,927,000

Special Provision(s)

1. Administration of Appropriations. The appropriations provided herein for the Court of Appeals shall be administered by the Presiding Justice of the Court of Appeals, subject to the provisions of P.D. No. 985, as amended, E.O. No. 292 and other budgeting, accounting and auditing rules and regulations.

2. Non-Recurring Expenses. All non-recurring items of appropriations authorized herein such as, but not limited to, foreign-assisted projects and locally-funded projects, shall not form part of the Court of Appeals’ appropriations that may not be reduced by Congress under Section 3, Article VIII of the Constitution. The Supreme Court en banc, through a resolution, shall affirm the items of appropriation in the Judiciary’s budget that are non-recurring, as defined above, and which shall not be considered in the total appropriations that may not be reduced.

3. Payment of Adjusted Pension. The amounts appropriated herein for payment of pensions to retired Justices shall be adjusted at the rates authorized under Section 3-A of R.A. No. 910, as amended, and implemented by SC A.M. No. 91-8-225-C.A.

4. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	611
THE JUDICIARY

PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,203,928,000	₱	696,452,000	₱		₱	1,900,380,000
Administration of Personnel Benefits		486,083,000						486,083,000

Sub-total, General Administration and Support		1,690,011,000		696,452,000				2,386,463,000

Operations
Judgment of Cases Independently, Effectively and Efficiently Rendered		384,564,000		200,610,000		532,290,000		1,117,464,000

APPELLATE ADJUDICATION PROGRAM		384,564,000		200,610,000		532,290,000		1,117,464,000

Adjudication of Appealed and Other Court Cases		384,564,000		200,610,000		532,290,000		1,117,464,000

Sub-total, Operations		384,564,000		200,610,000		532,290,000		1,117,464,000

TOTAL NEW APPROPRIATIONS	₱	2,074,575,000	₱	897,062,000	₱	532,290,000	₱	3,503,927,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	905,784

Total Permanent Positions	905,784

Other Compensation Common to All
Personnel Economic Relief Allowance	33,744
Representation Allowance	24,084
Transportation Allowance	24,084
Clothing and Uniform Allowance	8,436
Mid-Year Bonus - Civilian	75,482
Year End Bonus	75,482
Cash Gift	7,030
Productivity Enhancement Incentive	7,030
Step Increment	2,265

Total Other Compensation Common to All	257,637

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	610
Longevity Pay	31,138

612	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Lump-sum for filling of Positions - Civilian	353,820
Other Personnel Benefits	30,450

Total Other Compensation for Specific Groups	416,018

Other Benefits
PAG-IBIG Contributions	1,687
PhilHealth Contributions	11,728
Employees Compensation Insurance Premiums	1,687
Retirement Gratuity	85,735
Loyalty Award - Civilian	1,490
Terminal Leave	46,528

Total Other Benefits	148,855

Other Personnel Benefits
Pension, Civilian Personnel	334,271

Total Other Personnel Benefits	334,271

Non-Permanent Positions	12,010

Total Personnel Services	2,074,575

Maintenance and Other Operating Expenditures
Travelling Expenses	56,629
Training and Scholarship Expenses	26,025
Supplies and Materials Expenses	195,379
Utility Expenses	149,027
Communication Expenses	54,061
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	15,277
Professional Services	83,414
General Services	56,737
Repairs and Maintenance	86,052
Taxes, Insurance Premiums and Other Fees	7,920
Other Maintenance and Operating Expenses
Advertising Expenses	2,392
Printing and Publication Expenses	1,109
Transportation and Delivery Expenses	1,056
Rent/Lease Expenses	50,830
Membership Dues and Contributions to Organizations	77
Subscription Expenses	20,298
Other Maintenance and Operating Expenses	90,779

Total Maintenance and Other Operating Expenses	897,062

Total Current Operating Expenditures	2,971,637

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	214,290

JANUARY 3, 2022	OFFICIAL GAZETTE	613
THE JUDICIARY

Buildings and Other Structures	300,000
Transportation Equipment Outlay	18,000

Total Capital Outlays	532,290

TOTAL NEW APPROPRIATIONS	3,503,927

E. COURT OF TAX APPEALS

For general administration and support, and operations, as indicated hereunder	₱	760,900,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	468,716,000	₱	70,872,000	₱	26,883,000	₱	566,471,000
Operations		112,522,000		81,907,000				194,429,000

TAX APPELLATE ADJUDICATION PROGRAM		112,522,000		81,907,000				194,429,000

TOTAL NEW APPROPRIATIONS	₱	581,238,000	₱	152,779,000	₱	26,883,000	₱	760,900,000

Special Provision(s)

1. Administration of Appropriations. The appropriations provided herein for the Court of Tax Appeals shall be administered by the Presiding Justice of the Court of Tax Appeals, subject to the provisions of P.D. No. 985, as amended, E.O. No. 292 and other budgeting, accounting and auditing rules and regulations.

2. Non-Recurring Expenses. All non-recurring items of appropriations authorized herein such as, but not limited to, foreign-assisted projects and locally-funded projects, shall not form part of the Court of Tax Appeals’ appropriations that may not be reduced by Congress under Section 3, Article VIII of the Constitution. The Supreme Court en banc, through a resolution, shall affirm the items of appropriation in the Judiciary’s budget that are non-recurring, as defined above, and which shall not be considered in the total appropriations that may not be reduced.

3. Payment of Adjusted Pension. The amounts appropriated herein for payment of pensions to retired Justices shall be adjusted at the rates authorized under Section 3-A of R.A. No. 910, as amended, and implemented by SC A.M. No. 91-8-225-C.A.

4. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support

614	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

General Management and Supervision	₱	370,108,000	₱	70,872,000	₱	26,883,000	₱	467,863,000
Administration of Personnel Benefits		98,608,000						98,608,000

Sub-total, General Administration and Support		468,716,000		70,872,000		26,883,000		566,471,000

Operations
Judgment of Tax Cases Independently, Effectively and Efficiently Administered		112,522,000		81,907,000				194,429,000

TAX APPELLATE ADJUDICATION PROGRAM		112,522,000		81,907,000				194,429,000

Adjudication of Tax, Customs and Assessment Cases		112,522,000		81,907,000				194,429,000

Sub-total, Operations		112,522,000		81,907,000				194,429,000

TOTAL NEW APPROPRIATIONS	₱	581,238,000	₱	152,779,000	₱	26,883,000	₱	760,900,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	186,256
Reclassification of Positions	6,046

Total Permanent Positions	192,302

Other Compensation Common to All
Personnel Economic Relief Allowance	6,516
Representation Allowance	5,412
Transportation Allowance	5,412
Clothing and Uniform Allowance	1,632
Overtime Pay	2,773
Mid-Year Bonus - Civilian	15,521
Year End Bonus	15,521
Cash Gift	1,360
Productivity Enhancement Incentive	1,360
Step Increment	9,750

Total Other Compensation Common to All	65,257

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	995
Longevity Pay	4,560
Lump-sum for filling of Positions - Civilian	83,312
Other Personnel Benefits	149,695

JANUARY 3, 2022	OFFICIAL GAZETTE	615
THE JUDICIARY

Total Other Compensation for Specific Groups	238,562

Other Benefits
PAG-IBIG Contributions	326
PhilHealth Contributions	6,261
Employees Compensation Insurance Premiums	326
Retirement Gratuity	16,174
Loyalty Award - Civilian	300
Terminal Leave	20,992

Total Other Benefits	44,379

Other Personnel Benefits
Pension, Civilian Personnel	38,234

Total Other Personnel Benefits	38,234

Non-Permanent Positions	2,504

Total Personnel Services	581,238

Maintenance and Other Operating Expenses
Travelling Expenses	12,551
Training and Scholarship Expenses	17,753
Supplies and Materials Expenses	26,023
Utility Expenses	19,390
Communication Expenses	9,362
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,206
Professional Services	2,645
General Services	23,977
Repairs and Maintenance	9,980
Taxes, Insurance Premiums and Other Fees	4,002
Other Maintenance and Operating Expenses
Advertising Expenses	1,259
Printing and Publication Expenses	180
Representation Expenses	16,797
Transportation and Delivery Expenses	1,814
Rent/Lease Expenses	3,158
Membership Dues and Contributions to Organizations	285
Subscription Expenses	397

Total Maintenance and Other Operating Expenses	152,779

Total Current Operating Expenditures	734,017

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	24,683
Transportation Equipment Outlay	2,200

Total Capital Outlays	26,883

TOTAL NEW APPROPRIATIONS	760,900

616	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

GENERAL SUMMARY

THE JUDICIARY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. SUPREME COURT OF THE PHILIPPINES AND THE LOWER COURTS	₱	31,477,744,000	₱	6,743,161,000	₱	1,499,306,000	₱	39,720,211,000
B. PRESIDENTIAL ELECTORAL TRIBUNAL		136,181,000		13,839,000		7,300,000		157,320,000
C. SANDIGANBAYAN		913,311,000		593,748,000		85,601,000		1,592,660,000
D. COURT OF APPEALS		2,074,575,000		897,062,000		532,290,000		3,503,927,000
E. COURT OF TAX APPEALS		581,238,000		152,779,000		26,883,000		760,900,000

TOTAL NEW APPROPRIATIONS, THE JUDICIARY	₱	35,183,049,000	₱	8,400,589,000	₱	2,151,380,000		₱45,735,018,000

JANUARY 3, 2022	OFFICIAL GAZETTE	617
CIVIL SERVICE COMMISSION

XXXI. CIVIL SERVICE COMMISSION

A. CIVIL SERVICE COMMISSION

For general administration and support, support to operations, and operations, including locally funded project(s), as indicated hereunder	₱	1,796,110,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support		₱628,146,000	₱	262,108,000	₱	9,000	₱	20,294,000		₱910,557,000
Support to Operations		41,134,000		6,468,000						47,602,000
Operations		733,239,000		104,712,000						837,951,000

CIVIL SERVICE HUMAN RESOURCE GOVERNANCE PROGRAM		30,751,000		62,498,000						93,249,000
CIVIL SERVICE PROFESSIONALIZATION AND WORKPLACE COOPERATION PROGRAM		559,257,000		34,704,000						593,961,000
ADMINISTRATIVE JUSTICE PROGRAM		143,231,000		7,510,000						150,741,000

TOTAL NEW APPROPRIATIONS	₱	1,402,519,000	₱	373,288,000	₱	9,000	₱	20,294,000	₱	1,796,110,000

Special Provision(s)

1.    Organizational Structure. Notwithstanding any provision of law to the contrary and within the limits of appropriations in this Act, the Chairperson of CSC is hereby authorized to:

(a)	formulate and implement the CSC’s organizational structure;

(b)

fix and determine the salaries, allowances and other benefits of personnel of the CSC in accordance with the rates and levels authorized under R.A. No. 6758, as amended, and R.A. No. 6686, as amended; and

(c)	create new positions, transfer an item or make other adjustments in the Personnel Services itemization, whenever public interest so requires.

Implementation of the foregoing shall be subject to: (i) compliance with organization, staffing and position classification and compensation standards of the DBM; (ii) scrap and build policy; and (iii) submission to DBM of a resolution stating the changes in the organization and staffing in accordance with the foregoing standards and policy for proper documentation.

The officials and employees whose positions are affected by a reorganization shall be granted retirement benefits or separation pay in accordance with existing laws, which shall be payable from any unexpended balance of, or savings in the appropriations of the CSC.

2.    Use of Savings. The Chairperson of CSC is hereby authorized to use savings to augment actual deficiencies in its appropriations in accordance with Section 25(5), Article VI of the Constitution and the General Provisions of this Act.

3.    Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

4.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total

618	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PROGRAMS
General Administration and Support
General Management and Supervision	₱	355,162,000	₱	262,108,000	₱	9,000	₱	20,294,000	₱	637,573,000

National Capital Region (NCR)		214,986,000		237,595,000		9,000		20,294,000		472,884,000

Central Office		200,039,000		231,198,000		9,000		20,294,000		451,540,000
Regional Office - NCR		14,947,000		6,397,000						21,344,000
Region I - Ilocos		10,242,000		2,161,000						12,403,000

Regional Office - I		10,242,000		2,161,000						12,403,000
Cordillera Administrative Region (CAR)		9,483,000		1,366,000						10,849,000

Regional Office - CAR		9,483,000		1,366,000						10,849,000
Region II - Cagayan Valley		6,782,000		1,342,000						8,124,000

Regional Office - II		6,782,000		1,342,000						8,124,000
Region III - Central Luzon		8,107,000		1,800,000						9,907,000

Regional Office - III		8,107,000		1,800,000						9,907,000
Region IVA - CALABARZON		11,662,000		2,123,000						13,785,000

Regional Office - IVA		11,662,000		2,123,000						13,785,000
Region V - Bicol		6,479,000		1,892,000						8,371,000

Regional Office - V		6,479,000		1,892,000						8,371,000
Region VI - Western Visayas		8,571,000		1,756,000						10,327,000

Regional Office - VI		8,571,000		1,756,000						10,327,000
Region VII - Central Visayas		10,268,000		2,018,000						12,286,000

Regional Office - VII		10,268,000		2,018,000						12,286,000
Region VIII - Eastern Visayas		11,677,000		1,921,000						13,598,000

Regional Office - VIII		11,677,000		1,921,000						13,598,000
Region IX - Zamboanga Peninsula		8,522,000		1,219,000						9,741,000

Regional Office - IX		8,522,000		1,219,000						9,741,000
Region X - Northern Mindanao		9,698,000		1,864,000						11,562,000

Regional Office - X		9,698,000		1,864,000						11,562,000

JANUARY 3, 2022	OFFICIAL GAZETTE	619
CIVIL SERVICE COMMISSION

Region XI - Davao	10,484,000	1,633,000			12,117,000

Regional Office - XI	10,484,000	1,633,000			12,117,000
Region XII - SOCCSKSARGEN	9,159,000	813,000			9,972,000

Regional Office - XII	9,159,000	813,000			9,972,000
Region XIII - Caraga	9,058,000	1,585,000			10,643,000

Regional Office - XIII	9,058,000	1,585,000			10,643,000
Bangsamoro Autonomous Region in Muslim Mindanao	9,984,000	1,020,000			11,004,000

Regional Office - BARMM	9,984,000	1,020,000			11,004,000
Administration of Personnel Benefits	272,984,000				272,984,000

National Capital Region (NCR)	269,497,000				269,497,000

Central Office	269,497,000				269,497,000
Region II - Cagayan Valley	292,000				292,000

Regional Office - II	292,000				292,000
Region III - Central Luzon	207,000				207,000

Regional Office - III	207,000				207,000
Region VIII - Eastern Visayas	2,292,000				2,292,000

Regional Office - VIII	2,292,000				2,292,000
Region IX - Zamboanga Peninsula	696,000				696,000

Regional Office - IX	696,000				696,000

Sub-total, General Administration and Support	628,146,000	262,108,000	9,000	20,294,000	910,557,000

Support to Operations
Corporate Communication, Internal Planning, Internal Audit, ICT Management, and Commission Secretariat and Legislative/ External Relations Activities	41,134,000	6,468,000			47,602,000

National Capital Region (NCR)	41,134,000	6,468,000			47,602,000

Central Office	41,134,000	6,468,000			47,602,000

Sub-total, Support to Operations	41,134,000	6,468,000			47,602,000

620	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Operations
Improved Quality of Civil Servants	733,239,000	104,712,000	837,951,000

CIVIL SERVICE HUMAN RESOURCE GOVERNANCE PROGRAM	30,751,000	62,498,000	93,249,000

CIVIL SERVICE HR POLICY AND INFORMATION MANAGEMENT SUB-PROGRAM	15,841,000	17,533,000	33,374,000

HR Accreditation and HR policy research development implementation, and monitoring and evaluation	14,773,000	16,645,000	31,418,000

National Capital Region (NCR)	14,773,000	5,959,000	20,732,000

Central Office	14,773,000	4,680,000	19,453,000
Regional Office - NCR		1,279,000	1,279,000
Region I - Ilocos		648,000	648,000

Regional Office - I		648,000	648,000
Cordillera Administrative Region (CAR)		719,000	719,000

Regional Office - CAR		719,000	719,000
Region II - Cagayan Valley		663,000	663,000

Regional Office - II		663,000	663,000
Region III - Central Luzon		984,000	984,000

Regional Office - III		984,000	984,000
Region IVA - CALABARZON		1,371,000	1,371,000

Regional Office - IVA		1,371,000	1,371,000
Region V - Bicol		746,000	746,000

Regional Office - V		746,000	746,000
Region VI - Western Visayas		962,000	962,000

Regional Office - VI		962,000	962,000
Region VII - Central Visayas		661,000	661,000

Regional Office - VII		661,000	661,000
Region VIII - Eastern Visayas		790,000	790,000

Regional Office - VIII		790,000	790,000

JANUARY 3, 2022	OFFICIAL GAZETTE	621
CIVIL SERVICE COMMISSION

Region IX - Zamboanga Peninsula		484,000	484,000

Regional Office - IX		484,000	484,000
Region X - Northern Mindanao		625,000	625,000

Regional Office - X		625,000	625,000
Region XI - Davao		757,000	757,000

Regional Office - XI		757,000	757,000
Region XII - SOCCSKSARGEN		346,000	346,000

Regional Office - XII		346,000	346,000
Region XIII - Caraga		507,000	507,000

Regional Office - XIII		507,000	507,000
Bangsamoro Autonomous Region in Muslim Mindanao		423,000	423,000

Regional Office - BARMM		423,000	423,000
Government HR records management and Government HR inventory	1,068,000	888,000	1,956,000

National Capital Region (NCR)	1,068,000	888,000	1,956,000

Central Office	1,068,000	888,000	1,956,000
PUBLIC ASSISTANCE SUB-PROGRAM	14,910,000	44,965,000	59,875,000

Public Assistance and Contact Center ng Bayan operations/services	14,910,000	5,626,000	20,536,000

National Capital Region (NCR)	14,910,000	5,626,000	20,536,000

Central Office	14,910,000	5,626,000	20,536,000
Project(s)
Locally-Funded Project(s)		39,339,000	39,339,000

Implementation of R.A. No. 9485 Otherwise Known as the “Anti-Red Tape Act of 2007”		39,339,000	39,339,000

National Capital Region (NCR)		39,339,000	39,339,000

Central Office		39,339,000	39,339,000
CIVIL SERVICE PROFESSIONALIZATION AND WORKPLACE COOPERATION PROGRAM	559,257,000	34,704,000	593,961,000

CIVIL SERVICE PROFESSIONALIZATION SUB-PROGRAM	420,160,000	22,167,000	442,327,000

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Grant of Eligibility (Via Eligibility Examinations and Special Laws), Appointments Validation/Attestation and Rewards and Recognition/Honor Awards	420,160,000	22,167,000	442,327,000

National Capital Region (NCR)	89,462,000	18,872,000	108,334,000

Central Office	28,374,000	18,427,000	46,801,000
Regional Office - NCR	61,088,000	445,000	61,533,000
Region I - Ilocos	24,152,000	345,000	24,497,000

Regional Office - I	24,152,000	345,000	24,497,000
Cordillera Administrative Region (CAR)	17,663,000	205,000	17,868,000

Regional Office - CAR	17,663,000	205,000	17,868,000
Region II - Cagayan Valley	19,158,000	196,000	19,354,000

Regional Office - II	19,158,000	196,000	19,354,000
Region III - Central Luzon	28,616,000	265,000	28,881,000

Regional Office - III	28,616,000	265,000	28,881,000
Region IVA - CALABARZON	30,621,000	305,000	30,926,000

Regional Office - IVA	30,621,000	305,000	30,926,000
Region V - Bicol	24,355,000	215,000	24,570,000

Regional Office - V	24,355,000	215,000	24,570,000
Region VI - Western Visayas	25,384,000	201,000	25,585,000

Regional Office - VI	25,384,000	201,000	25,585,000
Region VII - Central Visayas	25,603,000	205,000	25,808,000

Regional Office - VII	25,603,000	205,000	25,808,000
Region VIII - Eastern Visayas	23,371,000	212,000	23,583,000

Regional Office - VIII	23,371,000	212,000	23,583,000
Region IX - Zamboanga Peninsula	17,703,000	208,000	17,911,000

Regional Office - IX	17,703,000	208,000	17,911,000
Region X - Northern Mindanao	17,212,000	152,000	17,364,000

Regional Office - X	17,212,000	152,000	17,364,000
Region XI - Davao	22,231,000	158,000	22,389,000

Regional Office - XI	22,231,000	158,000	22,389,000

JANUARY 3, 2022	OFFICIAL GAZETTE	623
CIVIL SERVICE COMMISSION

Region XII - SOCCSKSARGEN	21,409,000	256,000	21,665,000

Regional Office - XII	21,409,000	256,000	21,665,000
Region XIII - Caraga	18,420,000	127,000	18,547,000

Regional Office - XIII	18,420,000	127,000	18,547,000
Bangsamoro Autonomous Region in Muslim Mindanao	14,800,000	245,000	15,045,000

Regional Office - BARMM	14,800,000	245,000	15,045,000
CIVIL SERVICE CAPABILITY BUILDING SUB-PROGRAM	123,601,000	10,762,000	134,363,000

Competency-based learning and development including GAD mainstreaming	123,601,000	10,762,000	134,363,000

National Capital Region (NCR)	24,566,000	5,320,000	29,886,000

Central Office	17,171,000	4,745,000	21,916,000
Regional Office - NCR	7,395,000	575,000	7,970,000
Region I - Ilocos	7,435,000	341,000	7,776,000

Regional Office - I	7,435,000	341,000	7,776,000
Cordillera Administrative Region (CAR)	7,018,000	278,000	7,296,000

Regional Office - CAR	7,018,000	278,000	7,296,000
Region II - Cagayan Valley	6,662,000	243,000	6,905,000

Regional Office - II	6,662,000	243,000	6,905,000
Region III - Central Luzon	7,441,000	560,000	8,001,000

Regional Office - III	7,441,000	560,000	8,001,000
Region IVA - CALABARZON	3,692,000	678,000	4,370,000

Regional Office - IVA	3,692,000	678,000	4,370,000
Region V - Bicol	6,661,000	342,000	7,003,000

Regional Office - V	6,661,000	342,000	7,003,000
Region VI - Western Visayas	5,851,000	416,000	6,267,000

Regional Office - VI	5,851,000	416,000	6,267,000
Region VII - Central Visayas	6,652,000	415,000	7,067,000

Regional Office - VII	6,652,000	415,000	7,067,000

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Region VIII - Eastern Visayas	8,516,000	344,000	8,860,000

Regional Office - VIII	8,516,000	344,000	8,860,000
Region IX - Zamboanga Peninsula	6,421,000	281,000	6,702,000

Regional Office - IX	6,421,000	281,000	6,702,000
Region X - Northern Mindanao	5,006,000	348,000	5,354,000

Regional Office - X	5,006,000	348,000	5,354,000
Region XI - Davao	9,970,000	311,000	10,281,000

Regional Office - XI	9,970,000	311,000	10,281,000
Region XII - SOCCSKSARGEN	6,078,000	290,000	6,368,000

Regional Office - XII	6,078,000	290,000	6,368,000
Region XIII - Caraga	5,588,000	296,000	5,884,000

Regional Office - XIII	5,588,000	296,000	5,884,000
Bangsamoro Autonomous Region in Muslim Mindanao	6,044,000	299,000	6,343,000

Regional Office - BARMM	6,044,000	299,000	6,343,000
PUBLIC SECTOR UNIONISM SUB-PROGRAM	15,496,000	1,775,000	17,271,000

Promoting and Harnessing Public Sector Unionism	15,496,000	1,775,000	17,271,000

National Capital Region (NCR)	15,496,000	1,082,000	16,578,000

Central Office	15,496,000	994,000	16,490,000
Regional Office - NCR		88,000	88,000
Region I - Ilocos		40,000	40,000

Regional Office - I		40,000	40,000
Cordillera Administrative Region (CAR)		30,000	30,000

Regional Office - CAR		30,000	30,000
Region II - Cagayan Valley		30,000	30,000

Regional Office - II		30,000	30,000
Region III - Central Luzon		50,000	50,000

Regional Office - III		50,000	50,000
Region IVA - CALABARZON		65,000	65,000

Regional Office - IVA		65,000	65,000

JANUARY 3, 2022	OFFICIAL GAZETTE	625
CIVIL SERVICE COMMISSION

Region V - Bicol		40,000	40,000

Regional Office - V		40,000	40,000
Region VI - Western Visayas		50,000	50,000

Regional Office - VI		50,000	50,000
Region VII - Central Visayas		40,000	40,000

Regional Office - VII		40,000	40,000
Region VIII - Eastern Visayas		40,000	40,000

Regional Office - VIII		40,000	40,000
Region IX - Zamboanga Peninsula		40,000	40,000

Regional Office - IX		40,000	40,000
Region X - Northern Mindanao		50,000	50,000

Regional Office - X		50,000	50,000
Region XI - Davao		50,000	50,000

Regional Office - XI		50,000	50,000
Region XII - SOCCSKSARGEN		88,000	88,000

Regional Office - XII		88,000	88,000
Region XIII - Caraga		40,000	40,000

Regional Office - XIII		40,000	40,000
Bangsamoro Autonomous Region in Muslim Mindanao		40,000	40,000

Regional Office - BARMM		40,000	40,000
ADMINISTRATIVE JUSTICE PROGRAM	143,231,000	7,510,000	150,741,000

Efficient and effective administrative justice	143,231,000	7,510,000	150,741,000

National Capital Region (NCR)	60,297,000	3,447,000	63,744,000

Central Office	51,119,000	2,997,000	54,116,000
Regional Office - NCR	9,178,000	450,000	9,628,000
Region I - Ilocos	6,269,000	149,000	6,418,000

Regional Office - I	6,269,000	149,000	6,418,000
Cordillera Administrative Region (CAR)	5,322,000	148,000	5,470,000

Regional Office - CAR	5,322,000	148,000	5,470,000

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Region II - Cagayan Valley		7,120,000		141,000						7,261,000

Regional Office - II		7,120,000		141,000						7,261,000
Region III - Central Luzon		4,103,000		261,000						4,364,000

Regional Office - III		4,103,000		261,000						4,364,000
Region IVA - CALABARZON		5,664,000		497,000						6,161,000

Regional Office - IVA		5,664,000		497,000						6,161,000
Region V - Bicol		6,038,000		240,000						6,278,000

Regional Office - V		6,038,000		240,000						6,278,000
Region VI - Western Visayas		6,411,000		244,000						6,655,000

Regional Office - VI		6,411,000		244,000						6,655,000
Region VII - Central Visayas		5,784,000		240,000						6,024,000

Regional Office - VII		5,784,000		240,000						6,024,000
Region VIII - Eastern Visayas		6,310,000		240,000						6,550,000

Regional Office - VIII		6,310,000		240,000						6,550,000
Region IX - Zamboanga Peninsula		5,937,000		240,000						6,177,000

Regional Office - IX		5,937,000		240,000						6,177,000
Region X - Northern Mindanao		6,242,000		240,000						6,482,000

Regional Office - X		6,242,000		240,000						6,482,000
Region XI - Davao		6,405,000		250,000						6,655,000

Regional Office - XI		6,405,000		250,000						6,655,000
Region XII - SOCCSKSARGEN		3,502,000		571,000						4,073,000

Regional Office - XII		3,502,000		571,000						4,073,000
Region XIII - Caraga		5,137,000		402,000						5,539,000

Regional Office - XIII		5,137,000		402,000						5,539,000
Bangsamoro Autonomous Region in Muslim Mindanao		2,690,000		200,000						2,890,000

Regional Office - BARMM		2,690,000		200,000						2,890,000
Sub-total, Operations		733,239,000		104,712,000						837,951,000

TOTAL NEW APPROPRIATIONS	₱	1,402,519,000	₱	373,288,000	₱	9,000	₱	20,294,000	₱	1,796,110,000

JANUARY 3, 2022	OFFICIAL GAZETTE	627
CIVIL SERVICE COMMISSION

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	834,849

Total Permanent Positions	834,849

Other Compensation Common to All
Personnel Economic Relief Allowance	29,280
Representation Allowance	19,998
Transportation Allowance	19,098
Clothing and Uniform Allowance	7,320
Honoraria	625
Mid-Year Bonus - Civilian	69,571
Year End Bonus	69,571
Cash Gift	6,100
Per Diems	85
Productivity Enhancement Incentive	6,100
Step Increment	2,083

Total Other Compensation Common to All	229,831

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	238,164

Total Other Compensation for Specific Groups	238,164

Other Benefits
PAG-IBIG Contributions	1,463
PhilHealth Contributions	12,001
Employees Compensation Insurance Premiums	1,463
Retirement Gratuity	20,574
Terminal Leave	14,246

Total Other Benefits	49,747

Other Personnel Benefits
Pension, Civilian Personnel	38,729

Total Other Personnel Benefits	38,729

Non-Permanent Positions	11,199

Total Personnel Services	1,402,519

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Maintenance and Other Operating Expenses
Travelling Expenses	26,761
Training and Scholarship Expenses	17,894
Supplies and Materials Expenses	47,825
Utility Expenses	28,520
Communication Expenses	56,252
Awards/Rewards and Prizes	24,165
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	6,131
Professional Services	29,980
General Services	40,505
Repairs and Maintenance	20,383
Financial Assistance/Subsidy	10,000
Taxes, Insurance Premiums and Other Fees	2,151
Labor and Wages	13,037
Other Maintenance and Operating Expenses
Advertising Expenses	6,197
Printing and Publication Expenses	3,845
Representation Expenses	12,664
Transportation and Delivery Expenses	4,963
Rent/Lease Expenses	4,471
Membership Dues and Contributions to Organizations	109
Subscription Expenses	17,435

Total Maintenance and Other Operating Expenses	373,288

Financial Expenses
Bank Charges	9

Total Financial Expenses	9

Total Current Operating Expenditures	1,775,816

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	20,294

Total Capital Outlays	20,294

TOTAL NEW APPROPRIATIONS	1,796,110

B. CAREER EXECUTIVE SERVICE BOARD

For general administration and support, support to operations and operations, as indicated hereunder	₱	70,568,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	629
CIVIL SERVICE COMMISSION

PROGRAMS
General Administration and Support	₱	9,757,000	₱	14,887,000	₱	1,000	₱	32,000	₱	24,677,000
Support to Operations		4,339,000		4,504,000		1,000				8,844,000
Operations		14,870,000		22,175,000		2,000				37,047,000

CAREER EXECUTIVE SCREENING AND DEVELOPMENT PROGRAM		14,870,000		22,175,000		2,000				37,047,000

TOTAL NEW APPROPRIATIONS	₱	28,966,000	₱	41,566,000	₱	4,000	₱	32,000	₱	70,568,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	9,757,000	₱	14,887,000	₱	1,000	₱	32,000	₱	24,677,000

Sub-total, General Administration and Support		9,757,000		14,887,000		1,000		32,000		24,677,000

Support to Operations
Formulation, Implementation and Monitoring of Policies, Regulations, Rulings or Legal Opinions on the CES		1,864,000		913,000						2,777,000
Information Systems Development and Management		2,475,000		3,591,000		1,000				6,067,000

Sub-total, Support to Operations		4,339,000		4,504,000		1,000				8,844,000

Operations
Merit and Fitness System for Career Executive Service Officers Strengthened and pool of globally competitive Career Executive Service Officers sustained		14,870,000		22,175,000		2,000				37,047,000

CAREER EXECUTIVE SCREENING AND DEVELOPMENT PROGRAM		14,870,000		22,175,000		2,000				37,047,000

CES Eligibility Process and Appointment/ Promotion in CESO Rank		5,141,000		9,036,000		1,000				14,178,000

630	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

CES Capacity Building		4,943,000		6,876,000						11,819,000
CES Performance Management and External Relations		4,786,000		6,263,000		1,000				11,050,000

Sub-total, Operations		14,870,000		22,175,000		2,000				37,047,000

TOTAL NEW APPROPRIATIONS	₱	28,966,000	₱	41,566,000	₱	4,000	₱	32,000	₱	70,568,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	21,358

Total Permanent Positions	21,358

Other Compensation Common to All
Personnel Economic Relief Allowance	864
Representation Allowance	300
Transportation Allowance	300
Clothing and Uniform Allowance	216
Mid-Year Bonus - Civilian	1,779
Year End Bonus	1,779
Cash Gift	180
Per Diems	427
Productivity Enhancement Incentive	180
Step Increment	54

Total Other Compensation Common to All	6,079

Other Benefits
PAG-IBIG Contributions	42
PhilHealth Contributions	338
Employees Compensation Insurance Premiums	42

Total Other Benefits	422

Non-Permanent Positions	1,107

Total Personnel Services	28,966

Maintenance and Other Operating Expenses
Travelling Expenses	989
Training and Scholarship Expenses	7,815
Supplies and Materials Expenses	6,317
Utility Expenses	1,796
Communication Expenses	2,616
Awards/Rewards and Prizes	800

JANUARY 3, 2022	OFFICIAL GAZETTE	631
CIVIL SERVICE COMMISSION

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	346
Professional Services	10,827
General Services	2,011
Repairs and Maintenance	2,473
Taxes, Insurance Premiums and Other Fees	592
Other Maintenance and Operating Expenses
Advertising Expenses	731
Printing and Publication Expenses	998
Representation Expenses	1,316
Transportation and Delivery Expenses	165
Membership Dues and Contributions to Organizations	27
Subscription Expenses	1,747

Total Maintenance and Other Operating Expenses	41,566

Financial Expenses
Bank Charges	4

Total Financial Expenses	4

Total Current Operating Expenditures	70,536

Capital Outlays
Property, Plant and Equipment Outlay Machinery and Equipment Outlay	32

Total Capital Outlays	32

TOTAL NEW APPROPRIATIONS	70,568

632	OFFICIAL GAZETTE	VOL. 118, NO. 1
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GENERAL SUMMARY

CIVIL SERVICE COMMISSION

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. CIVIL SERVICE COMMISSION	₱	1,402,519,000	₱	373,288,000	₱	9,000	₱	20,294,000	₱	1,796,110,000
B. CAREER EXECUTIVE SERVICE BOARD		28,966,000		41,566,000		4,000		32,000		70,568,000

TOTAL NEW APPROPRIATIONS, CIVIL SERVICE COMMISSION	₱	1,431,485,000	₱	414,854,000	₱	13,000	₱	20,326,000	₱	1,866,678,000

JANUARY 3, 2022	OFFICIAL GAZETTE	633
COMMISSION ON AUDIT

XXXII. COMMISSION ON AUDIT

For general administration and support, support to operations, and operations, including locally-funded project(s) as indicated hereunder	₱	13,991,437,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	5,964,329,000	₱	523,828,000	₱	793,710,000	₱	7,281,867,000
Support to Operations		451,938,000		14,094,000				466,032,000
Operations		6,161,693,000		81,845,000				6,243,538,000

GOVERNMENT AUDITING PROGRAM		5,992,754,000		78,896,000				6,071,650,000
GOVERNMENT ACCOUNTANCY PROGRAM		53,548,000		889,000				54,437,000
GOVERNMENT FINANCIAL ADJUDICATION PROGRAM		115,391,000		2,060,000				117,451,000

TOTAL NEW APPROPRIATIONS	₱	12,577,960,000	₱	619,767,000	₱	793,710,000	₱	13,991,437,000

Special Provision(s)

1. Organizational Structure. Notwithstanding any provision of law to the contrary and within the limits of appropriations in this Act, the Chairperson of the Commission on Audit (COA) is hereby authorized to:

(a)	formulate and implement COA’s organizational structure;

(b)

fix and determine the salaries, allowances and other benefits of the COA personnel in accordance with the rates and levels authorized under R.A. No. 6758, as amended, and R.A. No. 6686, as amended; and

(c)	create new positions, transfer an item or make other adjustments in the Personnel Services itemization, whenever public interest so requires.

Implementation of the foregoing shall be subject to: (i) compliance with organization, staffing and position classification and compensation standards of the DBM; (ii) scrap and build policy; and (iii) submission to DBM of a resolution stating the changes in the organization and staffing in accordance with the foregoing standards and policy for proper documentation.

The officials and employees whose positions are affected by a reorganization shall be granted retirement benefits or separation pay in accordance with existing laws, which shall be payable from any unexpended balance of, or savings in the appropriations of the COA.

2. Use of Savings. The Chairperson of COA is hereby authorized to use savings to augment actual deficiencies in accordance with Section 25(5), Article VI of the Constitution and the General Provisions of this Act.

3. Appropriations for Auditing Services to Local Government Units (LGUs). The amounts appropriated herein include the requirements for the audit of LGU accounts. The cost of auditing services rendered to LGUs shall be deducted from the national tax collections and recorded in the National Treasury as income of the General Fund in accordance with Section 24(3) of P.D. No. 1445.

4. Assessments from Auditing Services to Government-Owned and Controlled Corporations (GOCCs). The COA shall assess GOCCs for the cost of audit services rendered in accordance with the provisions of E.O. No. 271, s. 1987. Proceeds from such assessments, including receipts derived from other sources authorized under P.D. No. 1445 shall be deposited with the National Treasury as income of the General Fund in accordance with Section 44, Chapter 5, Book VI of E.O. No. 292, s. 1987.

5. Submission of Annual Commission on Audit Report. The COA shall submit to the Congress and the President of the Philippines annual reports for each agency and instrumentality of the National Government, including GOCCs, LGUs and non-government entities subject to its audit, within one hundred twenty (120) days after the end of every fiscal year. The annual reports shall contain cumulative allotments, obligations incurred or liquidated, total disbursements, and the results of expended appropriations, including recommended measures necessary to improve their effectiveness and efficiency.

The Chairperson of COA and the Commission’s web administrator or his/her equivalent shall be responsible for ensuring that said reports are likewise posted on the COA website.

6. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishment shall be in accordance with Section 99 of the General Provisions of this Act.

7. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

634	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	598,574,000	₱	523,828,000	₱	143,710,000	₱	1,266,112,000

National Capital Region (NCR)		341,880,000		350,741,000		143,710,000		836,331,000

Central Office		341,880,000		350,741,000		143,710,000		836,331,000
Region I - Ilocos		16,716,000		10,906,000				27,622,000

Regional Office - I		16,716,000		10,906,000				27,622,000
Cordillera Administrative Region (CAR)		18,874,000		12,582,000				31,456,000

Regional Office - CAR		18,874,000		12,582,000				31,456,000
Region II - Cagayan Valley		16,233,000		12,332,000				28,565,000

Regional Office - II		16,233,000		12,332,000				28,565,000
Region III - Central Luzon		19,665,000		10,837,000				30,502,000

Regional Office - III		19,665,000		10,837,000				30,502,000
Region IVA - CALABARZON		30,475,000		8,001,000				38,476,000

Regional Office - IVA		30,475,000		8,001,000				38,476,000
Region IVB - MIMAROPA				6,735,000				6,735,000

Regional Office - IVB				6,735,000				6,735,000
Region V - Bicol		16,446,000		12,395,000				28,841,000

Regional Office - V		16,446,000		12,395,000				28,841,000
Region VI - Western Visayas		17,768,000		12,928,000				30,696,000

Regional Office - VI		17,768,000		12,928,000				30,696,000
Region VII - Central Visayas		15,353,000		12,522,000				27,875,000

Regional Office - VII		15,353,000		12,522,000				27,875,000

JANUARY 3, 2022	OFFICIAL GAZETTE	635
COMMISSION ON AUDIT

Region VIII - Eastern Visayas	16,588,000	10,578,000		27,166,000

Regional Office - VIII	16,588,000	10,578,000		27,166,000
Region IX - Zamboanga Peninsula	14,759,000	9,736,000		24,495,000

Regional Office - IX	14,759,000	9,736,000		24,495,000
Region X - Northern Mindanao	17,188,000	10,436,000		27,624,000

Regional Office - X	17,188,000	10,436,000		27,624,000
Region XI - Davao	14,911,000	11,189,000		26,100,000

Regional Office - XI	14,911,000	11,189,000		26,100,000
Region XII - SOCCSKSARGEN	14,647,000	10,451,000		25,098,000

Regional Office - XII	14,647,000	10,451,000		25,098,000
Region XIII - Caraga	13,683,000	11,865,000		25,548,000

Regional Office - XIII	13,683,000	11,865,000		25,548,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	13,388,000	9,594,000		22,982,000

Regional Office - BARMM	13,388,000	9,594,000		22,982,000
Administration of Personnel Benefits	5,365,755,000			5,365,755,000

National Capital Region (NCR)	5,365,755,000			5,365,755,000

Central Office	5,365,755,000			5,365,755,000
Project(s)
Locally-Funded Project(s)			650,000,000	650,000,000

Construction of COA Office Building with Basement Commonwealth Avenue, Quezon City			500,000,000	500,000,000

National Capital Region (NCR)			500,000,000	500,000,000

Central Office			500,000,000	500,000,000
Construction of Provincial Satellite Auditing Offices (PSAOs)			150,000,000	150,000,000

Region I - Ilocos			60,000,000	60,000,000

Laoag City, Ilocos Norte			30,000,000	30,000,000
Urdaneta, Pangasinan			30,000,000	30,000,000
Region VII - Central Visayas			30,000,000	30,000,000

Cebu South Reclamation Property			30,000,000	30,000,000

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Region X - Northern Mindanao			30,000,000	30,000,000

Balingasag, Misamis Oriental			30,000,000	30,000,000
Region XIII - Caraga			30,000,000	30,000,000

Siargao, Surigao Del Norte			30,000,000	30,000,000

Sub-total, General Administration and Support	5,964,329,000	523,828,000	793,710,000	7,281,867,000

Support to Operations
Legal assistance services	172,732,000	381,000		173,113,000

National Capital Region (NCR)	54,630,000	245,000		54,875,000

Central Office	54,630,000	245,000		54,875,000
Region I - Ilocos	9,003,000	10,000		9,013,000

Regional Office - I	9,003,000	10,000		9,013,000
Cordillera Administrative Region (CAR)	8,652,000	10,000		8,662,000

Regional Office - CAR	8,652,000	10,000		8,662,000
Region II - Cagayan Valley	4,815,000	10,000		4,825,000

Regional Office - II	4,815,000	10,000		4,825,000
Region III - Central Luzon	10,111,000	10,000		10,121,000

Regional Office - III	10,111,000	10,000		10,121,000
Region IVA - CALABARZON	12,199,000	5,000		12,204,000

Regional Office - IVA	12,199,000	5,000		12,204,000
Region IVB - MIMAROPA		5,000		5,000

Regional Office - IVB		5,000		5,000
Region V - Bicol	9,075,000	10,000		9,085,000

Regional Office - V	9,075,000	10,000		9,085,000
Region VI - Western Visayas	8,533,000	10,000		8,543,000

Regional Office - VI	8,533,000	10,000		8,543,000
Region VII - Central Visayas	4,991,000	10,000		5,001,000

Regional Office - VII	4,991,000	10,000		5,001,000
Region VIII - Eastern Visayas	9,952,000	10,000		9,962,000

Regional Office - VIII	9,952,000	10,000		9,962,000

JANUARY 3, 2022	OFFICIAL GAZETTE	637
COMMISSION ON AUDIT

Region IX - Zamboanga Peninsula	7,770,000	8,000	7,778,000

Regional Office - IX	7,770,000	8,000	7,778,000
Region X - Northern Mindanao	8,322,000	10,000	8,332,000

Regional Office - X	8,322,000	10,000	8,332,000
Region XI - Davao	6,753,000	10,000	6,763,000

Regional Office - XI	6,753,000	10,000	6,763,000
Region XII - SOCCSKSARGEN	6,767,000	6,000	6,773,000

Regional Office - XII	6,767,000	6,000	6,773,000
Region XIII - Caraga	6,941,000	6,000	6,947,000

Regional Office - XIII	6,941,000	6,000	6,947,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	4,218,000	6,000	4,224,000

Regional Office - BARMM	4,218,000	6,000	4,224,000
Development, installation and maintenance of in-house financial and other management information systems	55,142,000	10,417,000	65,559,000

National Capital Region (NCR)	55,142,000	10,417,000	65,559,000

Central Office	55,142,000	10,417,000	65,559,000
Comprehensive training program for commission personnel, including the provision of auditing materials and the dissemination of information including laws, rules, and regulations	29,526,000	2,920,000	32,446,000

National Capital Region (NCR)	29,526,000	2,920,000	32,446,000

Central Office	29,526,000	2,920,000	32,446,000
Technical assistance rendered to the Commission	194,538,000	376,000	194,914,000

Region I - Ilocos	14,415,000	24,000	14,439,000

Regional Office - I	14,415,000	24,000	14,439,000
Cordillera Administrative Region (CAR)	14,700,000	28,000	14,728,000

Regional Office - CAR	14,700,000	28,000	14,728,000
Region II - Cagayan Valley	17,462,000	24,000	17,486,000

Regional Office - II	17,462,000	24,000	17,486,000
Region III - Central Luzon	17,968,000	24,000	17,992,000

Regional Office - III	17,968,000	24,000	17,992,000

638	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region IVA - CALABARZON	20,911,000	24,000	20,935,000

Regional Office - IVA	20,911,000	24,000	20,935,000
Region IVB - MIMAROPA		24,000	24,000

Regional Office - IVB		24,000	24,000
Region V - Bicol	13,146,000	24,000	13,170,000

Regional Office - V	13,146,000	24,000	13,170,000
Region VI - Western Visayas	11,808,000	24,000	11,832,000

Regional Office - VI	11,808,000	24,000	11,832,000
Region VII - Central Visayas	12,483,000	24,000	12,507,000

Regional Office - VII	12,483,000	24,000	12,507,000
Region VIII - Eastern Visayas	13,260,000	24,000	13,284,000

Regional Office - VIII	13,260,000	24,000	13,284,000
Region IX - Zamboanga Peninsula	12,133,000	24,000	12,157,000

Regional Office - IX	12,133,000	24,000	12,157,000
Region X - Northern Mindanao	13,543,000	24,000	13,567,000

Regional Office - X	13,543,000	24,000	13,567,000
Region XI - Davao	11,035,000	24,000	11,059,000

Regional Office - XI	11,035,000	24,000	11,059,000
Region XII - SOCCSKSARGEN	5,236,000	24,000	5,260,000

Regional Office - XII	5,236,000	24,000	5,260,000
Region XIII - Caraga	9,476,000	24,000	9,500,000

Regional Office - XIII	9,476,000	24,000	9,500,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	6,962,000	12,000	6,974,000

Regional Office - BARMM	6,962,000	12,000	6,974,000

Sub-total, Support to Operations	451,938,000	14,094,000	466,032,000

Operations
Public accountability upheld and efficiency, economy and effectiveness of government programs improved	6,161,693,000	81,845,000	6,243,538,000

GOVERNMENT AUDITING PROGRAM	5,992,754,000	78,896,000	6,071,650,000

JANUARY 3, 2022	OFFICIAL GAZETTE	639
COMMISSION ON AUDIT

NATIONAL GOVERNMENT AUDITING SUB-PROGRAM	1,018,557,000	25,138,000	1,043,695,000

Audit of accounts and transactions of national government agencies, including government operations in foreign countries, conduct of fraud audit and audit of public debts; custody and preservation of vouchers and other supporting documents	917,263,000	23,396,000	940,659,000

National Capital Region (NCR)	917,263,000	3,749,000	921,012,000

Central Office	917,263,000	3,749,000	921,012,000
Region I - Ilocos		1,132,000	1,132,000

Regional Office - I		1,132,000	1,132,000
Cordillera Administrative Region (CAR)		1,239,000	1,239,000

Regional Office - CAR		1,239,000	1,239,000
Region II - Cagayan Valley		1,458,000	1,458,000

Regional Office - II		1,458,000	1,458,000
Region III - Central Luzon		1,234,000	1,234,000

Regional Office - III		1,234,000	1,234,000
Region IVA - CALABARZON		1,269,000	1,269,000

Regional Office - IVA		1,269,000	1,269,000
Region IVB - MIMAROPA		1,238,000	1,238,000

Regional Office - IVB		1,238,000	1,238,000
Region V - Bicol		1,367,000	1,367,000

Regional Office - V		1,367,000	1,367,000
Region VI - Western Visayas		1,169,000	1,169,000

Regional Office - VI		1,169,000	1,169,000
Region VII - Central Visayas		1,269,000	1,269,000

Regional Office - VII		1,269,000	1,269,000
Region VIII - Eastern Visayas		1,333,000	1,333,000

Regional Office - VIII		1,333,000	1,333,000
Region IX - Zamboanga Peninsula		959,000	959,000

Regional Office - IX		959,000	959,000

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Region X - Northern Mindanao		1,527,000	1,527,000

Regional Office - X		1,527,000	1,527,000
Region XI - Davao		1,532,000	1,532,000

Regional Office - XI		1,532,000	1,532,000
Region XII - SOCCSKSARGEN		969,000	969,000

Regional Office - XII		969,000	969,000
Region XIII - Caraga		1,153,000	1,153,000

Regional Office - XIII		1,153,000	1,153,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		799,000	799,000

Regional Office - BARMM		799,000	799,000
Formulation and development of operating standards and administrative techniques for the implementation of accounting and auditing rules and regulations in national offices/agencies	101,294,000	1,742,000	103,036,000

National Capital Region (NCR)	101,294,000	1,742,000	103,036,000

Central Office	101,294,000	1,742,000	103,036,000
CORPORATE GOVERNMENT AUDITING SUB-PROGRAM	580,993,000	27,374,000	608,367,000

Audit of accounts and transactions of corporate government agencies and their subsidiaries, including government operations in foreign countries; custody and preservation of vouchers and other supporting documents	520,718,000	25,388,000	546,106,000

National Capital Region (NCR)	520,718,000	5,215,000	525,933,000

Central Office	520,718,000	5,215,000	525,933,000
Region I - Ilocos		1,573,000	1,573,000

Regional Office - I		1,573,000	1,573,000
Cordillera Administrative Region (CAR)		1,193,000	1,193,000

Regional Office - CAR		1,193,000	1,193,000
Region II - Cagayan Valley		1,686,000	1,686,000

Regional Office - II		1,686,000	1,686,000
Region III - Central Luzon		1,220,000	1,220,000

Regional Office - III		1,220,000	1,220,000

JANUARY 3, 2022	OFFICIAL GAZETTE	641
COMMISSION ON AUDIT

Region IVA - CALABARZON		971,000	971,000

Regional Office - IVA		971,000	971,000
Region IVB - MIMAROPA		1,102,000	1,102,000

Regional Office - IVB		1,102,000	1,102,000
Region V - Bicol		1,605,000	1,605,000

Regional Office - V		1,605,000	1,605,000
Region VI - Western Visayas		1,531,000	1,531,000

Regional Office - VI		1,531,000	1,531,000
Region VII - Central Visayas		1,192,000	1,192,000

Regional Office - VII		1,192,000	1,192,000
Region VIII - Eastern Visayas		1,009,000	1,009,000

Regional Office - VIII		1,009,000	1,009,000
Region IX - Zamboanga Peninsula		1,383,000	1,383,000

Regional Office - IX		1,383,000	1,383,000
Region X - Northern Mindanao		1,241,000	1,241,000

Regional Office - X		1,241,000	1,241,000
Region XI - Davao		1,550,000	1,550,000

Regional Office - XI		1,550,000	1,550,000
Region XII - SOCCSKSARGEN		1,057,000	1,057,000

Regional Office - XII		1,057,000	1,057,000
Region XIII - Caraga		1,132,000	1,132,000

Regional Office - XIII		1,132,000	1,132,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		728,000	728,000

Regional Office - BARMM		728,000	728,000
Formulation and development of operating standards and administrative techniques for the implementation of accounting and auditing rules and regulations in corporate government offices/agencies	60,275,000	1,986,000	62,261,000

National Capital Region (NCR)	60,275,000	1,986,000	62,261,000

Central Office	60,275,000	1,986,000	62,261,000

642	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

LOCAL GOVERNMENT AUDITING SUB-PROGRAM	4,154,465,000	13,070,000	4,167,535,000

Audit of accounts and transactions of local government units, custody and preservation of vouchers and other supporting documents	4,109,025,000	11,969,000	4,120,994,000

National Capital Region (NCR)	240,295,000	3,744,000	244,039,000

Central Office	240,295,000	3,744,000	244,039,000
Region I - Ilocos	186,166,000	517,000	186,683,000

Regional Office - I	186,166,000	517,000	186,683,000
Cordillera Administrative Region (CAR)	256,338,000	612,000	256,950,000

Regional Office - CAR	256,338,000	612,000	256,950,000
Region II - Cagayan Valley	269,729,000	545,000	270,274,000

Regional Office - II	269,729,000	545,000	270,274,000
Region III - Central Luzon	386,125,000	417,000	386,542,000

Regional Office - III	386,125,000	417,000	386,542,000
Region IVA - CALABARZON	482,873,000	415,000	483,288,000

Regional Office - IVA	482,873,000	415,000	483,288,000
Region IVB- MIMAROPA		524,000	524,000

Regional Office - IVB		524,000	524,000
Region V - Bicol	281,079,000	432,000	281,511,000

Regional Office - V	281,079,000	432,000	281,511,000
Region VI - Western Visayas	247,293,000	539,000	247,832,000

Regional Office - VI	247,293,000	539,000	247,832,000
Region VII - Central Visayas	200,956,000	629,000	201,585,000

Regional Office - VII	200,956,000	629,000	201,585,000
Region VIII - Eastern Visayas	305,031,000	544,000	305,575,000

Regional Office - VIII	305,031,000	544,000	305,575,000
Region IX - Zamboanga Peninsula	244,497,000	523,000	245,020,000

Regional Office - IX	244,497,000	523,000	245,020,000
Region X - Northern Mindanao	266,072,000	422,000	266,494,000

Regional Office - X	266,072,000	422,000	266,494,000

JANUARY 3, 2022	OFFICIAL GAZETTE	643
COMMISSION ON AUDIT

Region XI - Davao	214,039,000	612,000	214,651,000

Regional Office - XI	214,039,000	612,000	214,651,000
Region XII - SOCCSKSARGEN	172,855,000	530,000	173,385,000

Regional Office - XII	172,855,000	530,000	173,385,000
Region XIII - Caraga	199,889,000	603,000	200,492,000

Regional Office - XIII	199,889,000	603,000	200,492,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	155,788,000	361,000	156,149,000

Regional Office - BARMM	155,788,000	361,000	156,149,000
Formulation and development of operating standards and administrative techniques for the implementation of accounting and auditing rules and regulations in local government offices/agencies	45,440,000	1,101,000	46,541,000

National Capital Region (NCR)	45,440,000	1,101,000	46,541,000

Central Office	45,440,000	1,101,000	46,541,000
SPECIAL AUDIT SUB-PROGRAM	132,116,000	10,094,000	142,210,000

Special audit, fraud audit and performance audit conducted on some government agencies, as well as to non-government entities, concerning subsidies and fund transfers from the national government, payment of levies or government shares and financial operations of public utilities for rate determination purposes	132,116,000	10,094,000	142,210,000

National Capital Region (NCR)	132,116,000	10,094,000	142,210,000

Central Office	132,116,000	10,094,000	142,210,000
TECHNICAL SERVICES AND SYSTEMS AUDIT SUB-PROGRAM	106,623,000	3,220,000	109,843,000

Technical services necessary for the discharge of the Commission’s functions including monitoring, analysis and evaluation of prices of goods and services purchased by government agencies	106,623,000	3,176,000	109,799,000

National Capital Region (NCR)	106,623,000	3,176,000	109,799,000

Central Office	106,623,000	3,176,000	109,799,000
Information System/Technology Audit conducted on government agencies with computerized environment		22,000	22,000

National Capital Region (NCR)		22,000	22,000

644	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Central Office				22,000				22,000
Consultancy services rendered to government agencies related to the design/development and installation of internal control systems				22,000				22,000

National Capital Region (NCR)				22,000				22,000

Central Office				22,000				22,000
GOVERNMENT ACCOUNTANCY PROGRAM		53,548,000		889,000				54,437,000

Preparation of annual and other financial reports as may be required of the Commission		44,189,000		407,000				44,596,000

National Capital Region (NCR)		44,189,000		407,000				44,596,000

Central Office		44,189,000		407,000				44,596,000
Formulation and development of accounting standards, policies, rules and regulations for implementation in government agencies				134,000				134,000

National Capital Region (NCR)				134,000				134,000

Central Office				134,000				134,000
Development, installation and maintenance of accounting-related information system for implementation in government agencies				28,000				28,000

National Capital Region (NCR)				28,000				28,000

Central Office				28,000				28,000
Maintenance of the general accounts of the government		9,359,000		320,000				9,679,000

National Capital Region (NCR)		9,359,000		320,000				9,679,000

Central Office		9,359,000		320,000				9,679,000
GOVERNMENT FINANCIAL ADJUDICATION PROGRAM		115,391,000		2,060,000				117,451,000

Adjudication of cases concerning settlement of all accounts pertaining to the revenue and receipts, and expenditures or uses of funds and property in the national, local and corporate agencies, as well as, money claims against the government		115,391,000		2,060,000				117,451,000

National Capital Region (NCR)		115,391,000		2,060,000				117,451,000

Central Office		115,391,000		2,060,000				117,451,000

Sub-total, Operations		6,161,693,000		81,845,000				6,243,538,000

TOTAL NEW APPROPRIATIONS	₱	12,577,960,000	₱	619,767,000	₱	793,710,000	₱	13,991,437,000

JANUARY 3, 2022	OFFICIAL GAZETTE	645
COMMISSION ON AUDIT

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	5,590,239

Total Permanent Positions	5,590,239

Other Compensation Common to All
Personnel Economic Relief Allowance	198,624
Representation Allowance	92,605
Transportation Allowance	92,365
Clothing and Uniform Allowance	49,656
Mid-Year Bonus - Civilian	465,853
Year End Bonus	465,853
Cash Gift	41,380
Productivity Enhancement Incentive	41,380
Step Increment	13,978

Total Other Compensation Common to All	1,461,694

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	5,144,481

Total Other Compensation for Specific Groups	5,144,481

Other Benefits
PAG-IBIG Contributions	9,935
PhilHealth Contributions	87,876
Employees Compensation Insurance Premiums	9,935
Retirement Gratuity	3,794
Terminal Leave	217,480

Total Other Benefits	329,020

Other Personnel Benefits
Pension, Civilian Personnel	52,526

Total Other Personnel Benefits	52,526

Total Personnel Services	12,577,960

Maintenance and Other Operating Expenses
Travelling Expenses	85,326
Training and Scholarship Expenses	20,544
Supplies and Materials Expenses	76,171

646	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Utility Expenses	100,807
Communication Expenses	72,137
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	10,000
Extraordinary and Miscellaneous Expenses	7,622
General Services	134,098
Repairs and Maintenance	35,888
Taxes, Insurance Premiums and Other Fees	9,253
Other Maintenance and Operating Expenses
Advertising Expenses	927
Printing and Publication Expenses	171
Representation Expenses	19,996
Rent/Lease Expenses	2,519
Membership Dues and Contributions to Organizations	248
Subscription Expenses	44,060

Total Maintenance and Other Operating Expenses	619,767

Total Current Operating Expenditures	13,197,727

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	650,000
Machinery and Equipment Outlay	142,720
Intangible Assets Outlay	990

Total Capital Outlays	793,710

TOTAL NEW APPROPRIATIONS	13,991,437

JANUARY 3, 2022	OFFICIAL GAZETTE	647
COMMISSION ON AUDIT

GENERAL SUMMARY

COMMISSION ON AUDIT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. COMMISSION ON AUDIT	₱	12,577,960,000	₱	619,767,000	₱	793,710,000	₱	13,991,437,000

TOTAL NEW APPROPRIATIONS, COMMISSION ON AUDIT	₱	12,577,960,000	₱	619,767,000	₱	793,710,000	₱	13,991,437,000

648	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

XXXIII. COMMISSION ON ELECTIONS

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	26,697,689,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	1,133,053,000	₱	409,866,000	₱		₱	1,542,919,000
Operations		4,421,999,000		20,631,715,000		101,056,000		25,154,770,000

ELECTION ADMINISTRATION PROGRAM		4,366,490,000		20,630,188,000		101,056,000		25,097,734,000
ELECTION ENFORCEMENT AND ADJUDICATION PROGRAM		55,509,000		1,527,000				57,036,000

TOTAL NEW APPROPRIATIONS	₱	5,555,052,000	₱	21,041,581,000	₱	101,056,000	₱	26,697,689,000

Special Provision(s)

1. Organizational Structure. Notwithstanding any provision of law to the contrary and within the limits of appropriations in this Act, the Chairperson of COMELEC is authorized to:

(a) formulate and implement COMELEC’s organizational structure;

(b) fix and determine the salaries, allowances and other benefits of personnel of the COMELEC in accordance with the rates and levels authorized under R.A. No. 6758, as amended and R.A. No. 6686, as amended; and

(c) create new positions, transfer an item or make other adjustments in the Personnel Services itemization, whenever public interest so requires.

Implementation of the foregoing shall be subject to: (i) compliance with organization, staffing and position classification and compensation standards; (ii) scrap and build policy; and (iii) submission to DBM of a resolution stating the changes in the organization and staffing in accordance with the foregoing standards and policy for proper documentation.

The officials and employees whose positions are affected by a reorganization shall be granted retirement benefits or separation pay in accordance with existing laws, which shall be payable from any unexpended balance of, or savings in the appropriations of the COMELEC.

(GENERAL OBSERVATION - President’s Veto Message, December 30, 2021, Volume I-B, pages 821-822, R.A. No. 11639)

2. Use of Savings. The Chairperson of COMELEC is authorized to use savings to augment actual deficiencies in accordance with Section 25(5), Article VI of the Constitution and the General Provisions of this Act.

3. Special Audit of Printing Expenditures. The amounts appropriated herein for registration, plebiscite, referendum and election related expenditures, including those incurred for printing of ballots and similar paraphernalia shall be used exclusively for said purposes. A special audit on all expenditures incurred for printing jobs and materials used during said activities shall be undertaken by the COA within six (6) months from the conduct thereof.

The COA shall submit to the DBM, the Speaker of the House of Representatives and the President of the Senate of the Philippines, copies of the COA Special Audit report within one (1) month after the said audit.

4. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

5. Appropriations for Activities or Projects. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	649
COMMISSION ON ELECTIONS

PROGRAMS
General Administration and Support
General Management and Supervision	₱	581,324,000	₱	409,866,000	₱		₱	991,190,000

National Capital Region (NCR)		581,324,000		409,866,000				991,190,000

Central Office		581,324,000		409,866,000				991,190,000
Administration of Personnel Benefits		551,729,000						551,729,000

National Capital Region (NCR)		551,729,000						551,729,000

Central Office		551,729,000						551,729,000

Sub-total, General Administration and Support		1,133,053,000		409,866,000				1,542,919,000

Operations
Free, orderly, honest and credible political exercises		4,421,999,000		20,631,715,000		101,056,000		25,154,770,000

ELECTION ADMINISTRATION PROGRAM		4,366,490,000		20,630,188,000		101,056,000		25,097,734,000

VOTER EDUCATION AND REGISTRATION MANAGEMENT SUB-PROGRAM		15,966,000		844,000				16,810,000

Conduct of voter’s education and information campaign print/radio/television and social media		15,966,000		844,000				16,810,000

National Capital Region (NCR)		15,966,000		844,000				16,810,000

Central Office		15,966,000		844,000				16,810,000
ELECTORAL SUPERVISION AND MONITORING SUB-PROGRAM		4,350,524,000		20,629,344,000		101,056,000		25,080,924,000

Preparation of maps of territorial units of voting centers, the establishment of new voting centers, and the transfer, merger or abolition of existing ones		22,494,000		1,994,000				24,488,000

National Capital Region (NCR)		22,494,000		1,994,000				24,488,000

Central Office		22,494,000		1,994,000				24,488,000
Development of software system and procedures		31,820,000		317,663,000		101,056,000		450,539,000

National Capital Region (NCR)		31,820,000		317,663,000		101,056,000		450,539,000

Central Office		31,820,000		317,663,000		101,056,000		450,539,000
Monitoring the implementation of the conduct of election and other political exercises and development of measures to improve the registration and election systems including the dissemination of election results of previous elections		17,089,000		551,000				17,640,000

650	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

National Capital Region (NCR)	16,145,000	551,000	16,696,000

Central Office	16,145,000	551,000	16,696,000
Region XII - SOCCSKSARGEN	944,000		944,000

Regional Office XII	944,000		944,000
Conduct and supervision of elections, referenda, recall votes and plebiscites	2,078,361,000	85,574,000	2,163,935,000

National Capital Region (NCR)	114,185,000	16,728,000	130,913,000

Central Office	15,278,000		15,278,000
Regional Office - NCR	98,907,000	16,728,000	115,635,000
Region I - Ilocos	141,073,000	4,456,000	145,529,000

Regional Office - I	141,073,000	4,456,000	145,529,000
Cordillera Administrative Region (CAR)	92,815,000	3,447,000	96,262,000

Regional Office - CAR	92,815,000	3,447,000	96,262,000
Region II - Cagayan Valley	108,590,000	3,327,000	111,917,000

Regional Office - II	108,590,000	3,327,000	111,917,000
Region III - Central Luzon	171,349,000	5,423,000	176,772,000

Regional Office - III	171,349,000	5,423,000	176,772,000
Region IVA - CALABARZON	185,506,000	7,711,000	193,217,000

Regional Office - IVA	185,506,000	7,711,000	193,217,000
Region IVB - MIMAROPA	82,532,000	2,987,000	85,519,000

Regional Office IVB	82,532,000	2,987,000	85,519,000
Region V - Bicol	144,914,000	4,023,000	148,937,000

Regional Office - V	144,914,000	4,023,000	148,937,000
Region VI - Western Visayas	168,278,000	5,006,000	173,284,000

Regional Office - VI	168,278,000	5,006,000	173,284,000
Region VII - Central Visayas	157,918,000	5,438,000	163,356,000

Regional Office - VII	157,918,000	5,438,000	163,356,000
Region VIII - Eastern Visayas	162,037,000	4,863,000	166,900,000

Regional Office - VIII	162,037,000	4,863,000	166,900,000

JANUARY 3, 2022	OFFICIAL GAZETTE	651
COMMISSION ON ELECTIONS

Region IX - Zamboanga Peninsula	88,511,000	3,845,000	92,356,000

Regional Office - IX	88,511,000	3,845,000	92,356,000
Region X - Northern Mindanao	117,556,000	3,877,000	121,433,000

Regional Office - X	117,556,000	3,877,000	121,433,000
Region XI - Davao	68,850,000	3,667,000	72,517,000

Regional Office - XI	68,850,000	3,667,000	72,517,000
Region XII - SOCCSKSARGEN	190,298,000	7,189,000	197,487,000

Regional Office - BARMM	122,331,000	3,580,000	125,911,000
Regional Office - XII	67,967,000	3,609,000	71,576,000
Region XIII - Caraga	83,949,000	3,587,000	87,536,000

Regional Office - XIII	83,949,000	3,587,000	87,536,000
Maintenance, Updating and Safekeeping of Voter Registration Records, election statistics, results and records for record services	33,146,000	874,000	34,020,000

National Capital Region (NCR)	33,146,000	874,000	34,020,000

Central Office	33,146,000	874,000	34,020,000
Project(s)
Locally-Funded Project(s)	2,167,614,000	20,222,688,000	22,390,302,000

National and Local Elections	1,064,500,000	12,772,610,000	13,837,110,000

National Capital Region (NCR)	1,064,500,000	12,772,610,000	13,837,110,000

Central Office	1,064,500,000	12,772,610,000	13,837,110,000
Sangguniang Kabataan and Barangay Elections	1,044,505,000	7,396,775,000	8,441,280,000

National Capital Region (NCR)	1,044,505,000	7,396,775,000	8,441,280,000

Central Office	1,044,505,000	7,396,775,000	8,441,280,000
Overseas Absentee Voting Continuing Registration	58,609,000	53,303,000	111,912,000

National Capital Region (NCR)	58,609,000	53,303,000	111,912,000

Central Office	58,609,000	53,303,000	111,912,000
ELECTORAL ENFORCEMENT AND ADJUDICATION PROGRAM	55,509,000	1,527,000	57,036,000

Legal research and issuance of rulings and opinions	8,420,000	348,000	8,768,000

National Capital Region (NCR)	8,420,000	348,000	8,768,000

Central Office	8,420,000	348,000	8,768,000

652	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Investigation and prosecution of violations of election laws		15,874,000		553,000				16,427,000

National Capital Region (NCR)		15,874,000		553,000				16,427,000

Central Office		15,874,000		553,000				16,427,000
Processing and control of election records/paraphernalia subject to contests		4,150,000		118,000				4,268,000

National Capital Region (NCR)		4,150,000		118,000				4,268,000

Central Office		4,150,000		118,000				4,268,000
Hearing/Trial of cases		27,065,000		508,000				27,573,000

National Capital Region (NCR)		27,065,000		508,000				27,573,000

Central Office		27,065,000		508,000				27,573,000

Sub-total, Operations		4,421,999,000		20,631,715,000		101,056,000		25,154,770,000

TOTAL NEW APPROPRIATIONS	₱	5,555,052,000	₱	21,041,581,000	₱	101,056,000	₱	26,697,689,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,923,664

Total Permanent Positions	1,923,664

Other Compensation Common to All
Personnel Economic Relief Allowance	117,336
Representation Allowance	11,748
Transportation Allowance	11,748
Clothing and Uniform Allowance	29,334
Honoraria	58,609
Overtime Pay	2,029,005
Mid-Year Bonus - Civilian	160,306
Year End Bonus	160,306
Cash Gift	24,445
Productivity Enhancement Incentive	24,445
Step Increment	4,807

Total Other Compensation Common to All	2,632,089

Other Compensation for Specific Groups
Hazard Pay	80,000
Lump-sum for filling of Positions - Civilian	437,550

JANUARY 3, 2022	OFFICIAL GAZETTE	653
COMMISSION ON ELECTIONS

Total Other Compensation for Specific Groups	517,550

Other Benefits
PAG-IBIG Contributions	5,866
PhilHealth Contributions	31,659
Employees Compensation Insurance Premiums	5,866
Terminal Leave	114,179

Total Other Benefits	157,570

Non-Permanent Positions	227,265

Other Personnel Benefits
Pension, Civilian Personnel	96,914

Total Other Personnel Benefits	96,914

Total Personnel Services	5,555,052

Maintenance and Other Operating Expenses
Travelling Expenses	1,361,464
Training and Scholarship Expenses	1,369,179
Supplies and Materials Expenses	3,387,670
Utility Expenses	47,544
Communication Expenses	121,346
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,894
Professional Services	12,502,390
General Services	44,696
Repairs and Maintenance	145,437
Taxes, Insurance Premiums and Other Fees	8,638
Other Maintenance and Operating Expenses
Advertising Expenses	122,989
Printing and Publication Expenses	552,896
Representation Expenses	19,457
Transportation and Delivery Expenses	155,903
Rent/Lease Expenses	193,512
Subscription Expenses	18,342
Donations	1,000
Other Maintenance and Operating Expenses	983,224

Total Maintenance and Other Operating Expenses	21,041,581

Total Current Operating Expenditures	26,596,633

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	24,927
Machinery and Equipment Outlay	76,129

Total Capital Outlays	101,056

TOTAL NEW APPROPRIATIONS	26,697,689

654	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

GENERAL SUMMARY

COMMISSION ON ELECTIONS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. COMMISSION ON ELECTIONS	₱	5,555,052,000	₱	21,041,581,000	₱	101,056,000	₱	26,697,689,000

TOTAL NEW APPROPRIATIONS, COMMISSION ON ELECTIONS	₱	5,555,052,000	₱	21,041,581,000	₱	101,056,000	₱	26,697,689,000

JANUARY 3, 2022	OFFICIAL GAZETTE	655
OFFICE OF THE OMBUDSMAN

XXXIV. OFFICE OF THE OMBUDSMAN

For general administration and support, support to operations and operations, including locally-funded project(s), as indicated hereunder	₱	4,714,213,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	2,486,011,000	₱	781,941,000		₱	3,267,952,000
Support to Operations		14,664,000		22,603,000			37,267,000
Operations		971,920,000		437,074,000			1,408,994,000

ANTI-CORRUPTION INVESTIGATION PROGRAM		514,660,000		182,669,000			697,329,000
ANTI-CORRUPTION ENFORCEMENT PROGRAM		371,975,000		165,845,000			537,820,000
OMBUDSMAN PUBLIC ASSISTANCE PROGRAM		37,610,000		34,018,000			71,628,000
CORRUPTION PREVENTION PROGRAM		47,675,000		54,542,000			102,217,000

TOTAL NEW APPROPRIATIONS	₱	3,472,595,000	₱	1,241,618,000		₱	4,714,213,000

Special Provision(s)

1. Organizational Structure. Notwithstanding any provision of law to the contrary and within the limits of appropriations in this Act, the Ombudsman is hereby authorized to:

(a) formulate and implement Office of the Ombudsman’s organizational structure;

(b) fix and determine the salaries, allowances and other benefits of personnel of the Office of the Ombudsman in accordance with the rates and levels authorized under R.A. No. 6758, as amended, and R.A. No. 6686, as amended; and

(c) create new positions, transfer an item or make other adjustments in Personnel Services itemization, whenever public interest so requires.

Implementation of the foregoing shall be subject to: (i) compliance with organization, staffing and position classification and compensation standards of the DBM; (ii) scrap and build policy; and (iii) submission to DBM of a resolution stating the changes in the organization and staffing in accordance with the foregoing standards and policy for proper documentation.

The officials and employees whose positions are affected by a reorganization shall be granted retirement benefits or separation pay in accordance with existing laws, which shall be payable from any unexpended balance of, or savings in the appropriations of the Office of the Ombudsman.

2. Non-Recurring Expenses. All non-recurring appropriations authorized herein such as, but not limited to, foreign-assisted projects and locally-funded projects, shall not form part of the Office of the Ombudsman’s appropriations that may not be reduced by Congress under Section 38 of R.A. No. 6770.

3. Use of Savings. The Ombudsman is authorized to use savings from the appropriations of the Office of the Ombudsman to augment actual deficiencies in any item of its appropriations for the current year, which may include the following purposes: (i) printing and/or publications of decisions, resolutions and training information materials; (ii) repair, maintenance and improvement of central and regional offices, facilities and equipment; (iii) purchase of equipment, books, journals and periodicals; (iv) necessary expenses for the employment of temporary, contractual and casual employees; and (v) payment of extraordinary and miscellaneous expenses, representation and transportation allowances, and other authorized benefits of its officials and employees, subject to pertinent budgeting, accounting and auditing rules and regulations.

4. Use of Income. The Office of the Ombudsman may use the income generated from fees collected by it, subject to the conditions under pertinent sections in the General Provisions of this Act and for purposes as may be specifically authorized therein or by applicable provisions of law.

5. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

6. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities in the indicated amounts and conditions:

656	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,206,893,000	₱	781,941,000		₱	1,988,834,000
Administration of Personnel Benefits		1,279,118,000					1,279,118,000

Sub-total, General Administration and Support		2,486,011,000		781,941,000			3,267,952,000

Support to Operations
Operation and Maintenance of Computerized Management Information System		11,983,000		21,103,000			33,086,000
Statistical Services		2,681,000		1,500,000			4,181,000

Sub-total, Support to Operations		14,664,000		22,603,000			37,267,000

Operations
Reduced incidence and impact of corruption and red tape		971,920,000		437,074,000			1,408,994,000
ANTI-CORRUPTION INVESTIGATION PROGRAM		514,660,000		182,669,000			697,329,000

Conduct of fact-finding investigation and lifestyle check for case build-up against erring public officials		500,041,000		151,986,000			652,027,000
Preliminary investigation of criminal and forfeiture cases against erring public officials		14,619,000		30,683,000			45,302,000
ANTI-CORRUPTION ENFORCEMENT PROGRAM		371,975,000		165,845,000			537,820,000

Adjudication on administrative cases against erring public officials to enforce anti-corruption laws		112,770,000		18,595,000			131,365,000
Prosecution of criminal and forfeiture cases filed against erring public officials with the Sandiganbayan and Regional Trial Courts		238,242,000		137,073,000			375,315,000
Advocacy of Ombudsman cases appealed to the Court of Appeals and Supreme Court including the filing of special civil actions with the Supreme Court		20,963,000		177,000			21,140,000
Project(s)
Locally-Funded Project(s)				10,000,000			10,000,000

Whistleblower Account/Reward				10,000,000			10,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	657
OFFICE OF THE OMBUDSMAN

OMBUDSMAN PUBLIC ASSISTANCE PROGRAM		37,610,000		34,018,000		71,628,000

Delivery of responsive and meaningful Public Assistance to address red tape in the bureaucracy		37,610,000		34,018,000		71,628,000
CORRUPTION PREVENTION PROGRAM		47,675,000		54,542,000		102,217,000

Development and implementation of integrity promotion programs to generate a critical mass of anti-corruption advocates in the campaign against official abuse		11,231,000		27,050,000		38,281,000
Conduct of integrity assessments and corruption diagnostics to reduce the vulnerability of government agencies to corruption, inefficiency, and red tape		36,444,000		27,492,000		63,936,000

Sub-total, Operations		971,920,000		437,074,000		1,408,994,000

TOTAL NEW APPROPRIATIONS	₱	3,472,595,000	₱	1,241,618,000	₱	4,714,213,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,812,783

Total Permanent Positions	1,812,783

Other Compensation Common to All
Personnel Economic Relief Allowance	31,032
Representation Allowance	42,726
Transportation Allowance	42,726
Clothing and Uniform Allowance	7,758
Honoraria	6,038
Mid-Year Bonus - Civilian	83,240
Year End Bonus	83,240
Cash Gift	6,465
Productivity Enhancement Incentive	6,465
Step Increment	2,495

Total Other Compensation Common to All	312,185

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	525
Lump-sum for filling of Positions - Civilian	1,195,114

Total Other Compensation for Specific Groups	1,195,639

658	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Other Benefits
PAG-IBIG Contributions	1,552
PhilHealth Contributions	12,180
Employees Compensation Insurance Premiums	1,552
Retirement Gratuity	70,476
Loyalty Award - Civilian	1,120
Terminal Leave	13,528

Total Other Benefits	100,408

Other Personnel Benefits
Pension, Civilian Personnel	51,580

Total Other Personnel Benefits	51,580

Total Personnel Services	3,472,595

Maintenance and Other Operating Expenses
Travelling Expenses	202,018
Training and Scholarship Expenses	131,718
Supplies and Materials Expenses	313,908
Utility Expenses	113,892
Communication Expenses	59,698
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	51,468
Extraordinary and Miscellaneous Expenses	20,812
Professional Services	13,710
General Services	203,426
Repairs and Maintenance	40,799
Taxes, Insurance Premiums and Other Fees	8,757
Other Maintenance and Operating Expenses
Advertising Expenses	3,346
Printing and Publication Expenses	12,041
Representation Expenses	13,478
Transportation and Delivery Expenses	3,967
Rent/Lease Expenses	24,319
Subscription Expenses	11,523
Other Maintenance and Operating Expenses	12,738

Total Maintenance and Other Operating Expenses	1,241,618

Total Current Operating Expenditures	4,714,213

TOTAL NEW APPROPRIATIONS	4,714,213

JANUARY 3, 2022	OFFICIAL GAZETTE	659
OFFICE OF THE OMBUDSMAN

GENERAL SUMMARY

OFFICE OF THE OMBUDSMAN

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. OFFICE OF THE OMBUDSMAN	₱	3,472,595,000	₱	1,241,618,000		₱	4,714,213,000

TOTAL NEW APPROPRIATIONS, OFFICE OF THE OMBUDSMAN	₱	3,472,595,000	₱	1,241,618,000		₱	4,714,213,000

660	OFFICIAL GAZETTE	VOL. 118, NO. 1
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XXXV. COMMISSION ON HUMAN RIGHTS

A. COMMISSION ON HUMAN RIGHTS

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	921,156,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	193,596,000	₱	138,442,000	₱	10,000	₱	15,180,000	₱	347,228,000
Support to Operations		25,113,000		70,102,000				12,013,000		107,228,000
Operations		307,024,000		159,676,000						466,700,000

HUMAN RIGHTS PROTECTION PROGRAM		228,052,000		82,944,000						310,996,000
HUMAN RIGHTS PROMOTION PROGRAM		44,579,000		36,502,000						81,081,000
HUMAN RIGHTS POLICY ADVISORY PROGRAM		34,393,000		40,230,000						74,623,000

TOTAL NEW APPROPRIATIONS	₱	525,733,000	₱	368,220,000	₱	10,000	₱	27,193,000	₱	921,156,000

Special Provision(s)

~~1. Establishment of a Human Rights Institute. The Commission on Human Rights (CHR) shall include in its Human Rights Promotion Program the establishment of a Human Rights Institute.~~ (DIRECT VETO - President’s Veto Message, December 30, 2021, Volume I-B, page 812, R.A. No. 11639)

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Programs and or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	166,431,000	₱	138,442,000	₱	10,000	₱	15,180,000	₱	320,063,000
Administration of Personnel Benefits		27,165,000								27,165,000

Sub-total, General Administration and Support		193,596,000		138,442,000		10,000		15,180,000		347,228,000

JANUARY 3, 2022	OFFICIAL GAZETTE	661
COMMISSION ON HUMAN RIGHTS

Support to Operations
Formulation, coordination, monitoring and evaluation of Agency plans, policies, programs and projects; management of databank; information systems; and corporate communications		25,113,000		67,147,000			12,013,000		104,273,000
Project(s)
Locally-Funded Project(s)				2,955,000					2,955,000

Perception Survey on the Challenges in Human Rights Implementation in the Philippines				2,955,000					2,955,000

Sub-total, Support to Operations		25,113,000		70,102,000			12,013,000		107,228,000

Operations
Violations of human rights effectively addressed and remedied		228,052,000		82,944,000					310,996,000

HUMAN RIGHTS PROTECTION PROGRAM		228,052,000		82,944,000					310,996,000

Documentation and management of complaints of human rights violations (HRVs), forensic and medico-legal services, legal assistance and counseling, financial assistance, witness security and other adjunct protection services		219,180,000		67,566,000					286,746,000
Conduct of regular visitations in places of detention and rehabilitation facilities and preventive monitoring of human rights conditions herein		8,872,000		15,378,000					24,250,000
Human rights culture evolved and sustained		44,579,000		36,502,000					81,081,000

HUMAN RIGHTS PROMOTION PROGRAM		44,579,000		36,502,000					81,081,000

Implementation of a continuing program of research, education and information		44,579,000		36,502,000					81,081,000
Human rights mechanism strengthened		34,393,000		40,230,000					74,623,000

HUMAN RIGHTS POLICY ADVISORY PROGRAM		34,393,000		40,230,000					74,623,000

Formulation and advocacy of human rights policies, plans and programs; and monitoring implementation of international human rights instruments		34,393,000		40,230,000					74,623,000

Sub-total, Operations		307,024,000		159,676,000					466,700,000

TOTAL NEW APPROPRIATIONS	₱	525,733,000	₱	368,220,000	₱	10,000	27,193,000	₱	921,156,000

662	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	362,891

Total Permanent Positions	362,891

Other Compensation Common to All
Personnel Economic Relief Allowance	15,912
Representation Allowance	3,456
Transportation Allowance	3,456
Clothing and Uniform Allowance	3,978
Mid-Year Bonus - Civilian	30,242
Year End Bonus	30,242
Cash Gift	3,315
Productivity Enhancement Incentive	3,315
Step Increment	909

Total Other Compensation Common to All	94,825

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,129
Anniversary Bonus - Civilian	2,010

Total Other Compensation for Specific Groups	3,139

Other Benefits
PAG-IBIG Contributions	796
PhilHealth Contributions	5,577
Employees Compensation Insurance Premiums	796
Loyalty Award - Civilian	365
Terminal Leave	27,165

Total Other Benefits	34,699

Other Personnel Benefits
Pension, Civilian Personnel	18,034

Total Other Personnel Benefits	18,034

Non-Permanent Positions	12,145

Total Personnel Services	525,733

Maintenance and Other Operating Expenses
Travelling Expenses	49,867
Training and Scholarship Expenses	37,322

JANUARY 3, 2022	OFFICIAL GAZETTE	663
COMMISSION ON HUMAN RIGHTS

Supplies and Materials Expenses	28,682
Utility Expenses	17,432
Communication Expenses	31,661
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	1,000
Extraordinary and Miscellaneous Expenses	3,334
Professional Services	44,295
General Services	41,732
Repairs and Maintenance	6,627
Financial Assistance/Subsidy	8,800
Taxes, Insurance Premiums and Other Fees	2,602
Other Maintenance and Operating Expenses
Advertising Expenses	1,825
Printing and Publication Expenses	5,914
Representation Expenses	9,412
Transportation and Delivery Expenses	1,900
Rent/Lease Expenses	43,639
Membership Dues and Contributions to Organizations	450
Subscription Expenses	10,981
Donations	15,200
Other Maintenance and Operating Expenses	5,545

Total Maintenance and Other Operating Expenses	368,220

Financial Expenses
Bank Charges	10

Total Financial Expenses	10

Total Current Operating Expenditures	893,963

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	11,687
Furniture, Fixtures and Books Outlays	10,060
Intangible Assets Outlay	5,446

TOTAL CAPITAL OUTLAYS	27,193

TOTAL NEW APPROPRIATIONS	921,156

B. HUMAN RIGHTS VIOLATIONS VICTIMS’ MEMORIAL COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	36,334,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

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GENERAL APPROPRIATIONS ACT, FY 2022

PROGRAMS
General Administration and Support	₱	7,162,000	₱	9,198,000	₱	2,350,000	₱	18,710,000
Operations		4,213,000		13,411,000				17,624,000

HUMAN RIGHTS EDUCATION PROGRAM		4,213,000		13,411,000				17,624,000

TOTAL NEW APPROPRIATIONS	₱	11,375,000	₱	22,609,000	₱	2,350,000	₱	36,334,000

Special Provision(s)

1. Release of Trust Receipts. Pursuant to Section 26 of R.A. No. 10368 (Human Rights Victims Reparation and Recognition Act of 2013), the Bureau of the Treasury (BTr) and the Department of Budget and Management (DBM) shall release to the Human Rights Violations Victims’ Memorial Commission (HRVVMC) the accrued interest of Six Hundred Fifty Nine Million Two Hundred Forty Five Thousand Seven Hundred Seventy Seven Pesos and Ninety Five Centavos (₱659,245,777.95) as of February 19, 2020, notwithstanding the expiration of the balance of the said principal of Ten Billion Pesos (₱10,000,000,000) Reparation Fund as of December 31, 2019. The said interest, which is constituted as a trust fund in the National Treasury for the HRVVMC, shall be released upon request of the Memorial Commission to support its budgetary requirements for the establishment and operation of Human Rights Violations Victims’ Memorial, Museum, Library and Compendium until the fund is fully utilized subject to budgeting, accounting and auditing rules and regulations.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, page 815, R.A. No. 11639)

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Programs or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	7,162,000	₱	9,198,000	₱	2,350,000	₱	18,710,000

Sub-total, General Administration and Support		7,162,000		9,198,000		2,350,000		18,710,000

Operations
Establishment, restoration, preservation of the Memorial/Museum/Library/Compendium developed and sustained		4,213,000		13,411,000				17,624,000

HUMAN RIGHTS EDUCATION PROGRAM		4,213,000		13,411,000				17,624,000

Memorialization of the Lessons of the Martial Law Atrocities		4,213,000		13,411,000				17,624,000

Sub-total, Operations		4,213,000		13,411,000				17,624,000

TOTAL NEW APPROPRIATIONS	₱	11,375,000	₱	22,609,000	₱	2,350,000	₱	36,334,000

JANUARY 3, 2022	OFFICIAL GAZETTE	665
COMMISSION ON HUMAN RIGHTS

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	8,746

Total Permanent Positions	8,746

Other Compensation Common to All
Personnel Economic Relief Allowance	384
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	96
Mid-Year Bonus - Civilian	729
Year End Bonus	729
Cash Gift	80
Productivity Enhancement Incentive	80
Step Increment	22

Total Other Compensation Common to All	2,456

Other Benefits
PAG-IBIG Contributions	20
PhilHealth Contributions	133
Employees Compensation Insurance Premiums	20

Total Other Benefits	173

Total Personnel Services	11,375

Maintenance and Other Operating Expenses
Travelling Expenses	1,868
Training and Scholarship Expenses	2,610
Supplies and Materials Expenses	3,307
Utility Expenses	1,311
Communication Expenses	543
Professional Services	6,050
General Services	4,602
Other Maintenance and Operating Expenses
Advertising Expenses	55
Printing and Publication Expenses	164
Representation Expenses	139
Rent/Lease Expenses	1,780
Subscription Expenses	180

Total Maintenance and Other Operating Expenses	22,609

Total Current Operating Expenditures	33,984

666	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Capital Outlays
Property, Plant and Equipment Outlay Machinery and Equipment Outlay	2,350

Total Capital Outlays	2,350

TOTAL NEW APPROPRIATIONS	36,334

JANUARY 3, 2022	OFFICIAL GAZETTE	667
COMMISSION ON HUMAN RIGHTS

GENERAL SUMMARY

COMMISSION ON HUMAN RIGHTS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. COMMISSION ON HUMAN RIGHTS	₱	525,733,000	₱	368,220,000	₱	10,000	₱	27,193,000	₱	921,156,000
B. HUMAN RIGHTS VIOLATIONS VICTIMS’ MEMORIAL COMMISSION		11,375,000		22,609,000				2,350,000		36,334,000

TOTAL NEW APPROPRIATIONS, COMMISSION ON HUMAN RIGHTS	₱	537,108,000	₱	390,829,000	₱	10,000	₱	29,543,000	₱	957,490,000

668	OFFICIAL GAZETTE	VOL. 118, NO. 1
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XXXVI. BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

A. DEPARTMENT OF AGRICULTURE

A.1. NATIONAL DAIRY AUTHORITY

For subsidy requirements in accordance with the program(s), and project(s) as indicated hereunder	₱	510,908,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support		₱	24,088,000		₱	24,088,000
Support to Operations			33,577,000			33,577,000
Operations			453,243,000			453,243,000

DAIRY INDUSTRY DEVELOPMENT PROGRAM			453,243,000			453,243,000

TOTAL NEW APPROPRIATIONS		₱	510,908,000		₱	510,908,000

Special Provision(s)

1. Subsidy to the National Dairy Authority. The amount of Four Hundred Fifty Three Million Two Hundred Forty Three Thousand Pesos (₱453,243,000) appropriated herein under the subsidy to the National Dairy Authority (NDA) shall be used for the implementation of the Dairy Industry Development Program.

The NDA shall ensure that implementation of the foregoing shall directly benefit farmers registered under the Registry System for Basic Sectors in Agriculture, with priority given to the provinces or regions where the absolute number of poor farmers and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the NDA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision		₱	24,088,000		₱	24,088,000

Sub-total, General Administration and Support			24,088,000			24,088,000

Support to Operations
Industry Support Program			33,577,000			33,577,000

Sub-total, Support to Operations			33,577,000			33,577,000

JANUARY 3, 2022	OFFICIAL GAZETTE	669
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Operations
Growth and competitiveness of the dairy sector enhanced	453,243,000	453,243,000

DAIRY INDUSTRY DEVELOPMENT PROGRAM	453,243,000	453,243,000

Dairy herd build-up	119,243,000	119,243,000
Dairy enterprise development	64,130,000	64,130,000
Project(s)
Locally-Funded Project	269,870,000	269,870,000

Expanded Dairy Project	243,870,000	243,870,000

Region I - Ilocos	22,170,000	22,170,000

Province of La Union	11,085,000	11,085,000
Province of Pangasinan	11,085,000	11,085,000
Cordillera Administrative Region	11,085,000	11,085,000

Province of Abra	11,085,000	11,085,000
Region II - Cagayan Valley	11,085,000	11,085,000

Province of Isabela	11,085,000	11,085,000
Region III - Central Luzon	22,170,000	22,170,000

Province of Pampanga	11,085,000	11,085,000
Province of Tarlac	11,085,000	11,085,000
Region IVA - CALABARZON	11,085,000	11,085,000

Province of Quezon	11,085,000	11,085,000
Region IVB - MIMAROPA	33,255,000	33,255,000

Province of Mindoro Oriental	22,170,000	22,170,000
Province of Mindoro Occidental	11,085,000	11,085,000
Region V - Bicol	22,170,000	22,170,000

Province of Albay	11,085,000	11,085,000
Province of Camarines Sur	11,085,000	11,085,000
Region VI - Western Visayas	22,170,000	22,170,000

Province of Aklan	11,085,000	11,085,000
Province of Guimaras	11,085,000	11,085,000
Region VII - Central Visayas	22,170,000	22,170,000

Province of Cebu	11,085,000	11,085,000
Province of Negros Oriental	11,085,000	11,085,000
Region X - Northen Mindanao	33,255,000	33,255,000

Province of Misamis Occidental	11,085,000	11,085,000
Province of Misamis Oriental	11,085,000	11,085,000
Province of Lanao del Norte	11,085,000	11,085,000
Region XII - SOCCSKARGEN	22,170,000	22,170,000

Province of North Cotabato	11,085,000	11,085,000
Province of Sultan Kudarat	11,085,000	11,085,000

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Region XIII - Caraga		11,085,000		11,085,000

Province of Agusan del Norte		11,085,000		11,085,000
Implementation of Davao Oriental Dairy Development Program in Mati City, Davao Oriental		6,000,000		6,000,000
Implementation of Community-based Dairy Production Livelihood Program in the Province of Marinduque		10,000,000		10,000,000
Implementation of Community-based Dairy Production Livelihood Program in the Province of Ilocos Sur		10,000,000		10,000,000

Sub-total, Operations		453,243,000		453,243,000

TOTAL NEW APPROPRIATIONS	₱	510,908,000	₱	510,908,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	510,908

Total Maintenance and Other Operating Expenses	510,908

Total Current Operating Expenditures	510,908

TOTAL NEW APPROPRIATIONS	510,908

A.2. NATIONAL FOOD AUTHORITY

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	7,000,000,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	7,000,000,000		₱	7,000,000,000

BUFFER STOCKING PROGRAM			7,000,000,000			7,000,000,000

TOTAL NEW APPROPRIATIONS			7,000,000,000			7,000,000,000

Special Provision(s)

1. Subsidy to the National Food Authority. The amount of Seven Billion Pesos (₱7,000,000,000) appropriated herein shall be used for the implementation of the Buffer Stocking Program of the NFA in times of calamities, fortuitous events, or shortfall in production. Sufficient rice buffer stock shall be sourced solely from local farmers.

In order to monitor the country’s rice stocks, owners of duly licensed or accredited warehouses shall submit quarterly reports on actual rice stocks in their respective warehouses to the NFA, within thirty (30) days after the end of each quarter, either in printed form or by way of electronic document.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the NFA.

JANUARY 3, 2022	OFFICIAL GAZETTE	671
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Food security for rice and corn ensured
BUFFER STOCKING PROGRAM		₱	7,000,000,000		₱	7,000,000,000

Local palay procurement			7,000,000,000			7,000,000,000

Sub-total, Operations			7,000,000,000			7,000,000,000

TOTAL NEW APPROPRIATIONS		₱	7,000,000,000		₱	7,000,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	7,000,000

Total Maintenance and Other Operating Expenses	7,000,000

Total Current Operating Expenditures	7,000,000

TOTAL NEW APPROPRIATIONS	7,000,000

A.3. NATIONAL TOBACCO ADMINISTRATION

For subsidy requirements in accordance with the program(s) and project(s), as indicated hereunder	₱	50,000,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	50,000,000		₱	50,000,000

TOBACCO INDUSTRY DEVELOPMENT			50,000,000			50,000,000

TOTAL NEW APPROPRIATIONS			50,000,000			50,000,000

672	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Special Provision(s)

1. Tobacco Fund. In addition to the amount appropriated herein, the amount of Five Hundred Five Million Four Hundred Ninety Four Thousand Pesos (₱505,494,000) shall be used by the National Tobacco Administration (NTA) for its operating requirements sourced from the forty percent (40%) of the balance of the entire collection from the specific taxes on locally-manufactured Virginia-type cigarettes and tariff duties on imported leaf tobacco, after setting aside the share of the LGUs and BIR, in accordance with Section 5 of R.A. No. 4155, as amended by Section 3 of R.A. No. 5447.

The NTA shall utilize Two Hundred Million Pesos (₱200,000,000) of the Tobacco Fund which shall be allocated equally for the support of the contract growing system project and for the curing barn assistance projects.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the NTA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Productivity and income of tobacco farmers increased		₱	50,000,000		₱	50,000,000

TOBACCO INDUSTRY DEVELOPMENT PROGRAM			50,000,000			50,000,000

Project(s)
Locally-Funded Project(s)
Emergency Cash Assistance to Tobacco Farmers			50,000,000			50,000,000

Sub-total, Operations			50,000,000			50,000,000

TOTAL NEW APPROPRIATIONS		₱	50,000,000		₱	50,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	50,000

Total Maintenance and Other Operating Expenses	50,000

Total Current Operating Expenditures	50,000

TOTAL NEW APPROPRIATIONS	50,000

A.4. PHILIPPINE COCONUT AUTHORITY

For subsidy requirements in accordance with the program(s) and project(s), as indicated hereunder	₱	1,090,492,000

New Appropriations, by Program

JANUARY 3, 2022	OFFICIAL GAZETTE	673
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and support		₱	309,758,000		₱	309,758,000
Operations			780,734,000			780,734,000

COCONUT INDUSTRY DEVELOPMENT PROGRAM			680,734,000			680,734,000
OIL PALM INDUSTRY DEVELOPMENT PROGRAM			100,000,000			100,000,000

TOTAL NEW APPROPRIATIONS		₱	1,090,492,000		₱	1,090,492,000

Special Provision(s)

1. Coconut Development Fund and Coconut Consumers Stabilization Fund. The amount of Six Million Seven Hundred Fifty Thousand Pesos (₱6,750,000) shall be used for the development of the coconut industry sourced from service fees on desiccated coconut and from levies on copra rececada, constituted into the Coconut Development Fund and Coconut Consumers Stabilization Fund in accordance with Section 14 of R.A. No. 1145 and Section 1, Article III of P.D. No. 1468, respectively.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Subsidy to the Philippine Coconut Authority. The amount of Seven Hundred Eighty Million Seven Hundred Thirty Four Thousand Pesos (₱780,734,000) appropriated herein under subsidy for the Philippine Coconut Authority (PCA) shall be used for the implementation of the Coconut and Oil Palm Industry Development Program.

In the implementation of said projects, the PCA shall give priority to major coconut producing provinces and other provinces identified in the Focus Geographical Areas in accordance with National Budget Memorandum No. 126 dated April 4, 2016.

3. Prior Years’ Subsidy Releases from the National Government. The PCA is hereby authorized to use subsidy released for programs and projects in 2016-2021 to cover the additional funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the PCA shall prepare a work and financial plan covering the projects or activities to be funded from prior years’ subsidies subject to the endorsement of the PCA’s Board of Directors, to be submitted to the DBM for approval.

4. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PCA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision		₱	309,758,000		₱	309,758,000

Sub-total, General Administration and Support			309,758,000			309,758,000

Operations
Growth and Competitiveness of the Coconut and Oil Palm Industry Enhanced			780,734,000			780,734,000

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COCONUT INDUSTRY DEVELOPMENT PROGRAM		680,734,000		680,734,000

COCONUT PRODUCTIVITY ENHANCEMENT (CPE) SUB-PROGRAM		619,616,000		619,616,000

Farm Production and Extension Services		183,430,000		183,430,000
Locally-Funded Project(s)		436,186,000		436,186,000

Coconut Fertilization Project		225,489,000		225,489,000
Coconut Village Development Project		34,487,000		34,487,000
Planting and Replanting of Local Cultivars Project		176,210,000		176,210,000
COCONUT RESEARCH AND DEVELOPMENT SUB-PROGRAM		61,118,000		61,118,000

Conduct of Coconut Research		61,118,000		61,118,000
OIL PALM INDUSTRY DEVELOPMENT PROGRAM		100,000,000		100,000,000

OIL PALM PRODUCTIVITY ENHANCEMENT SUB-PROGRAM		100,000,000		100,000,000

Project(s)
Locally-Funded Project(s)		100,000,000		100,000,000

Smallholders Oil Palm Plantation Development Project		100,000,000		100,000,000

Sub-total, Operations		780,734,000		780,734,000

TOTAL NEW APPROPRIATIONS	₱	1,090,492,000	₱	1,090,492,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	1,090,492

Total Maintenance and Other Operating Expenses	1,090,492

Total Current Operating Expenditures	1,090,492

TOTAL NEW APPROPRIATIONS	1,090,492

A.5. PHILIPPINE FISHERIES DEVELOPMENT AUTHORITY

For the subsidy requirements in accordance with the program(s) and project(s), as indicated hereunder	₱	4,308,058,000

New Appropriations, by Program

JANUARY 3, 2022	OFFICIAL GAZETTE	675
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	4,308,058,000		₱	4,308,058,000

FISHERIES INFRASTRUCTURE DEVELOPMENT PROGRAM			4,308,058,000			4,308,058,000

TOTAL NEW APPROPRIATIONS		₱	4,308,058,000		₱	4,308,058,000

Special Provision(s)

1. Subsidy to the Philippine Fisheries Development Authority. The amount of Four Billion Three Hundred Eight Million Fifty Eight Thousand Pesos (₱4,308,058,000) appropriated herein as subsidy for the Philippine Fisheries Development Authority (PFDA) shall be used for the implementation of Fisheries Infrastructure Development Program.

Release of funds shall be subject to the submission of an updated work program and financial plan for each project.

2. Prior Years’ Subsidy Releases from the National Government. The PFDA is hereby authorized to use subsidy released for programs and projects in 2016-2021 to cover the additional funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the PFDA shall prepare a work and financial plan covering the projects or activities to be funded from prior years’ subsidies subject to the endorsement of the PFDA’s Board of Directors, to be submitted to the DBM for approval.

3. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PFDA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Fish ports and other post-harvest facilites and services enhanced		₱	4,308,058,000		₱	4,308,058,000

FISHERIES INFRASTRUCTURE DEVELOPMENT PROGRAM			4,308,058,000			4,308,058,000

Project(s)
Locally-Funded Project(s)			4,308,058,000			4,308,058,000

Construction/Rehabilitation/Improvement of Fish Ports			4,308,058,000			4,308,058,000

Sub-Total, Operations			4,308,058,000			4,308,058,000

TOTAL NEW APPROPRIATIONS		₱	4,308,058,000		₱	4,308,058,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

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Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	4,308,058

Total Maintenance and Other Operating Expenses	4,308,058

Total Current Operating Expenditures	4,308,058

TOTAL NEW APPROPRIATIONS	4,308,058

A.6. PHILIPPINE RICE RESEARCH INSTITUTE

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	621,796,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support		₱	295,981,000		₱	295,981,000
Operations			325,815,000			325,815,000

RESEARCH AND DEVELOPMENT PROGRAM			325,815,000			325,815,000

TOTAL NEW APPROPRIATIONS		₱	621,796,000		₱	621,796,000

Special Provision(s)

1. Subsidy to the Philippine Rice Research Institute. The amount of Three Hundred Twenty Five Million Eight Hundred Fifteen Thousand Pesos (₱325,815,000) appropriated herein under the subsidy to Philippine Rice Research Institute (PhilRice) shall be used for its Rice Research and Development Program, consistent with the National Rice Program of the DA.

2. Prior Years’ Subsidy Releases from the National Government. The PhilRice is hereby authorized to use subsidy released for programs and projects in 2016-2021 to cover the additional funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the PhilRice shall prepare a work and financial plan covering the projects or activities to be funded from prior years’ subsidies subject to the endorsement of the PhilRice’s Board of Directors, to be submitted to the DBM for approval.

3. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PhilRice.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision		₱	295,981,000		₱	295,981,000

JANUARY 3, 2022	OFFICIAL GAZETTE	677
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Sub-total, General Administration and Support		295,981,000		295,981,000

Operations
Adoption of high-quality seeds of developed/released rice varieties and other technologies increased		325,815,000		325,815,000

RESEARCH AND DEVELOPMENT PROGRAM		325,815,000		325,815,000

Conduct of regional rice research for development programs for Luzon, Visayas, and Mindanao		325,815,000		325,815,000

Sub-total, Operations		325,815,000		325,815,000

TOTAL NEW APPROPRIATIONS	₱	621,796,000	₱	621,796,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	621,796

Total Maintenance and Other Operating Expenses	621,796

Total Current Operating Expenditures	621,796

TOTAL NEW APPROPRIATIONS	621,796

A.7. SUGAR REGULATORY ADMINISTRATION

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	712,260,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	712,260,000		₱	712,260,000

SUGARCANE INDUSTRY DEVELOPMENT PROGRAM			712,260,000			712,260,000

TOTAL NEW APPROPRIATIONS		₱	712,260,000		₱	712,260,000

Special Provision(s)

1. Subsidy to the Sugar Regulatory Administration. The amount of Seven Hundred Twelve Million Two Hundred Sixty Thousand Pesos (₱712,260,000) appropriated herein under the subsidy to the Sugar Regulatory Administration (SRA) shall be used for the implementation of the Sugarcane Industry Development Program.

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2. Farm-to-Mill Roads Projects. Of the amounts appropriated herein, Three Hundred Fifty Six Million One Hundred Thirty Thousand Pesos (₱356,130,000) shall be used for Farm-to-Mill Road (FMR) projects which shall be released directly to the DPWH for the construction or rehabilitation of FMRs in key sugarcane producing provinces in accordance with the approved FMR Master Plan. For this purpose, the SRA shall ensure that: (i) the Master Plan shall include the scope of work, estimated length in kilometers, and specific location for each of the FMRs, as well as the list of priority FMR projects which must be connected to the national highways or arterial roads leading to sugarcane plantations, farms, and areas of influence; and (ii) the FMR projects implemented are properly geo-tagged.

The approved Master Plan shall be regularly updated to prioritize: (a) sugarcane plantations of at least one hundred (100) hectares which leads to block farms, small farms, and expansion areas; (b) sugarcane farms and expansion areas of at least one hundred (100) hectares regardless of farm sizes and ownership; and (c) sugarcane area of influence of at least ten (10) hectares.

Release of funds shall be subject to submission of a MOA between SRA and DPWH which shall contain the project description coverage, outline of milestones, measures of success, bill of materials and its corresponding costs.

Upon completion of the construction or rehabilitation of the FMRs, the DPWH shall turn over the management and ownership thereof to the LGUs concerned, which shall commit to shoulder the operations, repair, and maintenance costs thereof.

3. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the SRA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAM
Operations
Growth and competitiveness of the sugarcane industry sustained		₱	712,260,000		₱	712,260,000

SUGARCANE INDUSTRY DEVELOPMENT PROGRAM			712,260,000			712,260,000

Project(s)
Construction of Farm-to-Mill Roads			356,130,000			356,130,000
Block Farm Program			213,678,000			213,678,000
Socialized Credit			106,839,000			106,839,000
Scholarship			35,613,000			35,613,000

Sub-total, Operations			712,260,000			712,260,000

TOTAL NEW APPROPRIATIONS			712,260,000		₱	712,260,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	712,260

JANUARY 3, 2022	OFFICIAL GAZETTE	679
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Total Maintenance and Other Operating Expenses	712,260

Total Current Operating Expenditures	712,260

TOTAL NEW APPROPRIATIONS	712,260

B. DEPARTMENT OF ENERGY

B.1. NATIONAL ELECTRIFICATION ADMINISTRATION

For subsidy requirements in accordance with the program(s) and project(s), as indicated hereunder	₱	2,100,850,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	2,100,850,000		₱	2,100,850,000

NATIONAL RURAL ELECTRIFICATION PROGRAM			2,100,850,000			2,100,850,000

TOTAL NEW APPROPRIATIONS		₱	2,100,850,000		₱	2,100,850,000

Special Provision(s)

1. Subsidy to the National Electrification Administration. The amount of Two Billion One Hundred Million Eight Hundred Fifty Thousand Pesos (₱2,100,850,000) appropriated herein under the subsidy to NEA shall be used for the implementation of the National Rural Electrification Program.

The NEA is authorized to deduct engineering and administrative overhead (EAO) expenses not exceeding three percent (3%) of the project cost. The authorized EAO expenses shall be limited to: (i) pre-construction activities after detailed engineering; (ii) construction project management; (iii) testing and quality control; (iv) acquisition, rehabilitation and repair of related equipment and parts; and (v) contingencies in relation to pre-construction activities. The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost.

In the implementation of the Sitio Electrification Projects, the NEA shall observe the following:

(a)

Prioritize sitios where the absolute number of indigents and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA as well as those with the high probability of being energized;

(b)

Loans outlay to electric cooperatives shall be recorded as equity contribution of the National Government to NEA when its authorized capitalization is increased by law, while grants thereto remain to be treated as subsidy;

(c)

Release funds only to electric cooperatives which have fully liquidated funds from previous years’ electrification projects: Provided, however, that in cases where the electric cooperatives are not qualified to implement projects for barangay and sitio electrification, the NEA may enter into a Memorandum of Agreement with DPWH, and the latter through its district engineering offices will implement the project; and

(d)	Prohibition on the use of subsidy for the payment of salaries, allowances, incentives, separation or retirement benefits.

Release of funds for Sitio Electrification Projects shall be subject to the following: a) submission of National Unified Electrification Strategy as certified by the DOE; b) submission of parameters for the selection of beneficiary sitios as certified by the DOE; and c) submission of a certification from the Barangay Chairperson on the population and number of houses per sitio, map of the municipality or city indicating the sitios and barangays to be energized, and cost of energizing a sitio.

2. Electric Cooperatives Emergency and Resiliency Fund. The amount of Two Hundred Twenty Four Million Three Hundred Fifty Thousand Pesos (₱224,350,000) appropriated herein shall be used exclusively for the Electric Cooperatives Emergency and Resiliency Fund pursuant to R.A. No. 11039.

3. Prior Years’ Subsidy Releases from the National Government. The NEA is hereby authorized to use subsidy released for programs and projects in 2016-2021 to cover the additional funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the NEA shall prepare a work and financial plan covering the projects or activities to be funded from prior years’ subsidies subject to the endorsement of the NEA’s Board of Administrators, to be submitted to the DBM for approval.

4. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the NEA.

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New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Access to electrification expanded		₱	2,100,850,000		₱	2,100,850,000

NATIONAL RURAL ELECTRIFICATION PROGRAM			2,100,850,000			2,100,850,000

Sitio Electrification Sub-program			2,100,850,000			2,100,850,000

Project(s)			2,100,850,000			2,100,850,000

Locally-Funded Project(s)			2,100,850,000			2,100,850,000

Sitio Electrification Project			1,627,500,000			1,627,500,000
Electric Cooperatives Emergency and Resiliency Fund			224,350,000			224,350,000
Solar Electrification of Schools and Other Government Buildings			70,000,000			70,000,000
Line Enhancement and Improvement of Distribution Lines of Luuk, Sulu - Sulu Electric Cooperative (SULECO)			29,000,000			29,000,000
Line Enhancement and Improvement of Distribution Lines of Abucayan to Pinaglabanan to Lamon to Tamban, Goa to Sipaco to Map-id to Guibahoy, Lagonoy-Camarines Sur IV Electric Cooperative, Inc. (CASURECO IV)			50,000,000			50,000,000
Line Enhancement and Improvement of Distribution lines of Sta. Misericordia, Sto. Domingo, Albay up to Salvacion Substation - Albay Electric Cooperative, Inc. (ALECO)			50,000,000			50,000,000
Line Enhancement and Improvement of Distribution Lines of Barangay 1 to Denrica, Garchitorena, Camarines Sur and Barangay 4 to Harrison to Canlong, Camarines Sur - Camarines Sur IV Electric Cooperative, Inc. (CASURECO IV)			50,000,000			50,000,000

Sub-total, Operations			2,100,850,000			2,100,850,000

TOTAL NEW APPROPRIATIONS		₱	2,100,850,000		₱	2,100,850,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	2,100,850

Total Maintenance and Other Operating Expenses	2,100,850

JANUARY 3, 2022	OFFICIAL GAZETTE	681
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Total Current Operating Expenditures	2,100,850

TOTAL NEW APPROPRIATIONS	2,100,850

B.2. NATIONAL POWER CORPORATION

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	846,309,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	846,309,000		₱	846,309,000

MISSIONARY ELECTRIFICATION PROGRAM			846,309,000			846,309,000

TOTAL NEW APPROPRIATIONS		₱	846,309,000		₱	846,309,000

Special Provision(s)

1. Subsidy to the National Power Corporation. The amount of Eight Hundred Forty Six Million Three Hundred Nine Thousand Pesos (₱846,309,000) appropriated herein under the subsidy to NPC shall be used for the capital requirements of the Missionary Electrification Program.

Release of funds shall be subject to the submission of: (i) program of work for each Small Power Utilities Group plant covered indicating the project description and implementation schedule; and (ii) originating letter request from electric cooperatives which shall contain the description of work.

2. Missionary Electrification. The NPC, in the implementation of its missionary electrification function and in the utilization of the National Government subsidy, shall prioritize new areas and the use of hybrid generation systems with renewable energy over diesel generator sets.

3. Prior Years’ Subsidy Releases from the National Government. The NPC is hereby authorized to use subsidy released for programs and projects in 2016-2021 to cover the additional funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the NPC shall prepare a work and financial plan covering the projects or activities to be funded from prior years’ subsidies subject to the endorsement of the NPC’s Board of Directors, to be submitted to the DBM for approval.

4. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the NPC.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Access to electrification expanded		₱	846,309,000		₱	846,309,000

MISSIONARY ELECTRIFICATION PROGRAM			846,309,000			846,309,000

Commissioning of additional generating capacity			846,309,000			846,309,000

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Sub-total, Operations		846,309,000		846,309,000

TOTAL NEW APPROPRIATIONS	₱	846,309,000	₱	846,309,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	846,309

Total Maintenance and Other Operating Expenses	846,309

Total Current Operating Expenditures	846,309

TOTAL NEW APPROPRIATIONS	846,309

C. DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

C.1. LAGUNA LAKE DEVELOPMENT AUTHORITY

For subsidy requirements in accordance with the program(s) and project(s), as indicated hereunder	₱	44,000,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	44,000,000		₱	44,000,000

LAGUNA LAKE REHABILITATION PROGRAM			44,000,000			44,000,000

TOTAL NEW APPROPRIATIONS		₱	44,000,000		₱	44,000,000

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Laguna Lake Development Authority.

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	683
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

PROGRAMS
Operations
Rational allocation of the Lake resources to various users without compromising the integrity of the ecosystem	₱	44,000,000	₱	44,000,000

LAGUNA LAKE REHABILITATION PROGRAM		44,000,000		44,000,000

PROJECT(S)
Locally-Funded Project(s)		44,000,000		44,000,000

Introduction of nutrients limiting mechanism to prevent algal bloom in Laguna Lake		44,000,000		44,000,000

Sub-total, Operations		44,000,000		44,000,000

TOTAL NEW APPROPRIATIONS	₱	44,000,000	₱	44,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	44,000

Total Maintenance and Other Operating Expenses	44,000

Total Current Operating Expenditures	44,000

TOTAL NEW APPROPRIATIONS	44,000

D. DEPARTMENT OF FINANCE

D.1. PHILIPPINE CROP INSURANCE CORPORATION

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	4,500,000,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	4,500,000,000		₱	4,500,000,000

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CROP INSURANCE PROGRAM		4,500,000,000		4,500,000,000

TOTAL NEW APPROPRIATIONS	₱	4,500,000,000	₱	4,500,000,000

Special Provision(s)

1. Subsidy to the Philippine Crop Insurance Corporation. The amount of Four Billion Five Hundred Million Pesos (₱4,500,000,000) appropriated herein under the subsidy to the Philippine Crop Insurance Corporation (PCIC) shall be used for the full insurance premiums of subsistence farmers and fisherfolk to cover crops, livestock, fisheries and non-crop agricultural assets. The PCIC shall ensure that the beneficiaries identified are registered under the Registry System for Basic Sectors in Agriculture and are not insured for the same types of insurance, with priority given to those in localities declared as critical geo-hazard areas or no build zones identified by the Mines and Geo-Sciences Bureau.

Release of funds shall be subject to the submission of the list of subsistence farmers and fisherfolk duly endorsed by the Department of Agriculture.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PCIC.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Financial risk protection for agricultural producers increased		₱	4,500,000,000		₱	4,500,000,000

CROP INSURANCE PROGRAM			4,500,000,000			4,500,000,000

Agricultural insurance for farmers and fisherfolk under the RSBSA			4,500,000,000			4,500,000,000

Sub-total, Operations			4,500,000,000			4,500,000,000

TOTAL NEW APPROPRIATIONS		₱	4,500,000,000		₱	4,500,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	4,500,000

Total Maintenance and Other Operating Expenses	4,500,000

Total Current Operating Expenditures	4,500,000

TOTAL NEW APPROPRIATIONS	4,500,000

D.2. PHILIPPINE TAX ACADEMY

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	95,140,000

New Appropriations, by Program

JANUARY 3, 2022	OFFICIAL GAZETTE	685
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	95,140,000		₱	95,140,000

SPECIALIZED TAX TRAINING AND EDUCATION MANAGEMENT PROGRAM			95,140,000			95,140,000

TOTAL NEW APPROPRIATIONS		₱	95,140,000		₱	95,140,000

Special Provision(s)

1. Subsidy to the Philippine Tax Academy. The amount of Ninety Five Million One Hundred Forty Thousand Pesos (₱95,140,000) appropriated herein under the subsidy to the Philippine Tax Academy (PTA) shall be used for the implementation of the Specialized Tax Training and Education Management Program.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PTA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Fiscal Sustainability Strengthened and Enhanced through Professionalization of Revenue Personnel		₱	95,140,000		₱	95,140,000

SPECIALIZED TAX TRAINING AND EDUCATION MANAGEMENT PROGRAM			95,140,000			95,140,000

Administration and Management of Specialized Tax Training and Education			95,140,000			95,140,000

Sub-total, Operations			95,140,000			95,140,000

TOTAL NEW APPROPRIATIONS		₱	95,140,000		₱	95,140,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	95,140

Total Maintenance and Other Operating Expenses	95,140

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Total Current Operating Expenditures	95,140

TOTAL NEW APPROPRIATIONS	95,140

E. DEPARTMENT OF HEALTH

E.1. LUNG CENTER OF THE PHILIPPINES

For subsidy requirements in accordance with the program(s) and project(s), as indicated hereunder	₱	683,997,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	683,997,000		₱	683,997,000

HOSPITAL SERVICES PROGRAM			683,997,000			683,997,000

TOTAL NEW APPROPRIATIONS		₱	683,997,000		₱	683,997,000

Special Provision(s)

1. Prior Years’ Subsidy Releases from the National Government. The Lung Center of the Philippines (LCP) is hereby authorized to use subsidy released for programs and projects in 2016-2021 to cover the additional funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the LCP shall prepare a work and financial plan covering the projects or activities to be funded from prior years’ subsidies subject to the endorsement of the LCP’s Board of Trustees, to be submitted to the DBM for approval.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the LCP.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Access to quality and affordable pulmonary health care services assured		₱	683,997,000		₱	683,997,000

HOSPITAL SERVICES PROGRAM			683,997,000			683,997,000

Assistance to indigent patients			622,243,000			622,243,000
Project(s)
Locally-Funded Project(s)			61,754,000			61,754,000

JANUARY 3, 2022	OFFICIAL GAZETTE	687
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Acquisition of Medical Equipment and Machineries		11,754,000		11,754,000
Lung Transplant Program for patients with advanced lung disease		20,000,000		20,000,000
Procurement of new hospital informaton system		30,000,000		30,000,000

Sub-total, Operations		683,997,000		683,997,000

TOTAL NEW APPROPRIATIONS	₱	683,997,000	₱	683,997,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	683,997

Total Maintenance and Other Operating Expenses	683,997

Total Current Operating Expenditures	683,997

TOTAL NEW APPROPRIATIONS	683,997

E.2. NATIONAL KIDNEY AND TRANSPLANT INSTITUTE

For subsidy requirements in accordance with the program(s) and project(s), as indicated hereunder	₱	1,633,442,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	1,633,442,000		₱	1,633,442,000

HOSPITAL SERVICES PROGRAM			1,633,442,000			1,633,442,000

TOTAL NEW APPROPRIATIONS		₱	1,633,442,000		₱	1,633,442,000

Special Provision(s)

1. Prior Years’ Subsidy Releases from the National Government. The National Kidney and Transplant Institute (NKTI) is hereby authorized to use subsidy released for programs and projects in 2016-2021 to cover the additional funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the NKTI shall prepare a work and financial plan covering the projects or activities to be funded from prior years’ subsidies subject to the endorsement of the NKTI’s Board of Trustees, to be submitted to the DBM for approval.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the NKTI.

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New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Access to quality and affordable renal health care services assured		₱	1,633,442,000		₱	1,633,442,000

HOSPITAL SERVICES PROGRAM			1,633,442,000			1,633,442,000

Assistance to indigent patients			1,278,442,000			1,278,442,000

Project(s)
Locally-Funded Project(s)			355,000,000			355,000,000

Procurement of electric powered patients bed			105,000,000			105,000,000
Expansion of Out-Patient Department (OPD) Building Phase II			250,000,000			250,000,000

Sub-total, Operations			1,633,442,000			1,633,442,000

TOTAL NEW APPROPRIATIONS		₱	1,633,442,000		₱	1,633,442,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	1,633,442

Total Maintenance and Other Operating Expenses	1,633,442

Total Current Operating Expenditures	1,633,442

TOTAL NEW APPROPRIATIONS	1,633,442

E.3. PHILIPPINE CHILDREN’S MEDICAL CENTER

For subsidy requirements in accordance with the program(s) and project(s), as indicated hereunder	₱	1,502,391,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	689
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

PROGRAMS
Operations	₱	1,502,391,000	₱	1,502,391,000

HOSPITAL SERVICES PROGRAM		1,336,554,000		1,336,554,000
TRAINING AND RESEARCH DEVELOPMENT PROGRAM		165,837,000		165,837,000

TOTAL NEW APPROPRIATIONS	₱	1,502,391,000	₱	1,502,391,000

Special Provision(s)

1. Prior Years’ Subsidy Releases from the National Government. The Philippine Children’s Medical Center (PCMC) is hereby authorized to use subsidy released for programs and projects in 2016-2021 to cover the additional funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the PCMC shall prepare a work and financial plan covering the projects or activities to be funded from prior years’ subsidies subject to the endorsement of the PCMC’s Board of Trustees, to be submitted to the DBM for approval.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PCMC.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Access to quality and affordable tertiary pediatric health care services assured		₱	1,502,391,000		₱	1,502,391,000

HOSPITAL SERVICES PROGRAM			1,336,554,000			1,336,554,000

Assistance to indigent patients			1,256,554,000			1,256,554,000
Project(s)
Locally-Funded Project(s)			80,000,000			80,000,000

Expansion of services of the bladder clinic			10,000,000			10,000,000
Construction of Eskwelahang Munti			10,000,000			10,000,000
Shelter assistance of patient’s watchers			10,000,000			10,000,000
Procurement of equipment for center of rehabilitation medicine			50,000,000			50,000,000

TRAINING AND RESEARCH DEVELOPMENT PROGRAM			165,837,000			165,837,000

Conduct of research and development activities			5,038,000			5,038,000
Education and training for health professionals			160,799,000			160,799,000

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Sub-total, Operations		1,502,391,000		1,502,391,000

TOTAL NEW APPROPRIATIONS	₱	1,502,391,000	₱	1,502,391,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	1,502,391

Total Maintenance and Other Operating Expenses	1,502,391

Total Current Operating Expenditures	1,502,391

TOTAL NEW APPROPRIATIONS	1,502,391

E.4. PHILIPPINE HEALTH INSURANCE CORPORATION

For subsidy requirements in accordance with the program(s) and project(s), as indicated hereunder	₱	79,990,955,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	79,990,955,000		₱	79,990,955,000

NATIONAL HEALTH INSURANCE PROGRAM			79,990,955,000			79,990,955,000

TOTAL NEW APPROPRIATIONS		₱	79,990,955,000		₱	79,990,955,000

Special Provision(s)

1. Subsidy for the National Health Insurance Program. The amount of Seventy Nine Billion Nine Hundred Twenty Nine Million Seven Hundred Twenty Six Thousand Pesos (₱79,929,726,000) appropriated herein under the subsidy for the National Health Insurance Program (NHIP) shall be used for the health insurance premiums of indirect contributors composed of the following: (i) indigents under the National Household Targeting System for Poverty Reduction as identified by the DSWD; (ii) senior citizens pursuant to R.A. No. 10645; (iii) unemployed persons with disability as jointly determined by the DOH and the National Council on Disability Affairs; and (iv) financially-incapable Point-of-Service patients as identified by the DOH: Provided, That in no case shall the subsidy be used for the payment of Personnel Services.

Release of funds shall be subject to the submission of the following: (i) Board-approved Corporate Operating Budget which shall be compliant with organization, staffing, and position classification, and compensation standards as determined by the DBM; and (ii) billing indicating the names of enrollees approved by the PhilHealth Board. The DOH and PhilHealth shall ensure the conduct of special audit on the implementation of the NHIP.

The administrative cost of implementing the NHIP shall not exceed seven and a half percent (7.5%) of the actual total premium collected from direct and indirect contributory members during the immediately preceding year in accordance with Section 12 of R.A. No. 11223. In addition to the funding of the approved salary adjustment under the compensation and position classification system (CPCS), the administrative cost shall also be used to prioritize the digitalization of the corporation and implementation of other programs and projects to expedite its payment mechanism and increase its efficiency in the delivery of services in accordance with its mandate under the Universal Health Care Act.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, pages 819-820, R.A. No. 11639)

JANUARY 3, 2022	OFFICIAL GAZETTE	691
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

2. Payapa at Masaganang Pamayanan Program. The amount of Sixty One Million Two Hundred Twenty Nine Thousand Pesos (P61,229,000) appropriated herein shall be used for the health insurance premiums of the beneficiaries under the PAyapa at MAsaganang PamayaNAn (PAMANA) Program. The DOH, OPAPP and PhilHealth shall ensure that there shall be no duplication of the enrolled beneficiaries with other indirect contributors covered by the abovementioned subsidy under the immediately preceding Section, and with members of direct contributors.

3. Submission of Reports and Documents. The PhilHealth shall submit the following to the DBM, the Senate of the Philippines, the House of Representatives, the Senate Committee on Finance and the House Committee on Appropriations on or before December 31, 2022, unless otherwise stated:

(a)	a Management Audit Report detailing policies and reforms to control fraudulent practices;

(b)	a Fund Viability Plan including policies and reforms to increase premium collection rates and minimize the risk of deficits; and

(c)

an undertaking by PhilHealth to undergo a third-party review of its actuarial projections and benefit packages by the first quarter of 2022 to ensure PhilHealth’s effective implementation of its mandate and to reform benefit packages which may be underutilized or subject to fraud or abuse.

4. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PhilHealth.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Financial risk protection improved		₱	79,990,955,000		₱	79,990,955,000

NATIONAL HEALTH INSURANCE PROGRAM			79,990,955,000			79,990,955,000

Health insurance coverage under the Sin Tax Law			79,929,726,000			79,929,726,000
Project(s)
Locally-Funded Project(s)			61,229,000			61,229,000

Special Purpose Insurance Coverage			61,229,000			61,229,000

Sub-total, Operations			79,990,955,000			79,990,955,000

TOTAL NEW APPROPRIATIONS		₱	79,990,955,000		₱	79,990,955,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	79,990,955

Total Maintenance and Other Operating Expenses	79,990,955

Total Current Operating Expenditures	79,990,955

TOTAL NEW APPROPRIATIONS	79,990,955

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E.5. PHILIPPINE HEART CENTER

For subsidy requirements in accordance with the program(s) and project(s), as indicated hereunder	₱	1,887,827,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	1,887,827,000		₱	1,887,827,000

HOSPITAL SERVICES PROGRAM			1,887,827,000			1,887,827,000

TOTAL NEW APPROPRIATIONS		₱	1,887,827,000		₱	1,887,827,000

Special Provision(s)

1. Prior Years’ Subsidy Releases from the National Government. The Philippine Heart Center (PHC) is hereby authorized to use subsidy released for programs and projects in 2016-2021 to cover the additional funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the PHC shall prepare a work and financial plan covering the projects or activities to be funded from prior years’ subsidies subject to the endorsement of the PHC’s Board of Trustees, to be submitted to the DBM for approval.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PHC.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Access to quality and affordable cardiovascular services assured		₱	1,887,827,000		₱	1,887,827,000

HOSPITAL SERVICES PROGRAM			1,887,827,000			1,887,827,000

Assistance to indigent patients			1,772,827,000			1,772,827,000

Project(s)
Locally-Funded Project(s)			115,000,000			115,000,000

Construction of oxygen generating plant			70,000,000			70,000,000
Purchase of various medical equipment			30,000,000			30,000,000
Provision of independent electrical system for Annex Building			15,000,000			15,000,000

Sub-total, Operations			1,887,827,000			1,887,827,000

JANUARY 3, 2022	OFFICIAL GAZETTE	693
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

TOTAL NEW APPROPRIATIONS	₱	1,887,827,000	₱	1,887,827,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	1,887,827

Total Maintenance and Other Operating Expenses	1,887,827

Total Current Operating Expenditures	1,887,827

TOTAL NEW APPROPRIATIONS	1,887,827

E.6. PHILIPPINE INSTITUTE OF TRADITIONAL AND ALTERNATIVE HEALTH CARE

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	165,930,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support		₱	112,233,000		₱	112,233,000
Operations			53,697,000			53,697,000

TRADITIONAL AND COMPLEMENTARY MEDICINE DEVELOPMENT AND PROMOTION PROGRAM			53,697,000			53,697,000

TOTAL NEW APPROPRIATIONS		₱	165,930,000		₱	165,930,000

Special Provision(s)

1. Prior Years’ Subsidy Releases from the National Government. The Philippine Institute of Traditional and Alternative Health Care (PITAHC) is hereby authorized to use subsidy released for programs and projects in 2016-2021 to cover the additional funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the PITAHC shall prepare a work and financial plan covering the projects or activities to be funded from prior years’ subsidies subject to the endorsement of the PITAHC’s Board of Trustees, to be submitted to the DBM for approval.

2 Special Provisions Applicable to All Government Corporations. In addtion to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PITAHC.

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

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PROGRAMS
General Administration and Support
General Management and Supervision	₱	112,233,000	₱	112,233,000

Sub-total, General Administration and Support		112,233,000		112,233,000

Operations
Access to quality and cost effective Traditional and Complementary Medicine (T&CM) products and services improved		53,697,000		53,697,000

TRADITIONAL AND COMPLEMENTARY MEDICINE DEVELOPMENT AND PROMOTION PROGRAM		53,697,000		53,697,000

Research and development of T&CM products, services and technologies		43,272,000		43,272,000
Social advocacy and training on T&CM modalities		8,825,000		8,825,000
Regulation of traditional and alternative medicine practice		1,600,000		1,600,000

Sub-total, Operations		53,697,000		53,697,000

TOTAL NEW APPROPRIATIONS	₱	165,930,000	₱	165,930,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	165,930

Total Maintenance and Other Operating Expenses	165,930

Total Current Operating Expenditures	165,930

TOTAL NEW APPROPRIATIONS	165,930

F. DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

F.1. NATIONAL HOME MORTGAGE FINANCE CORPORATION

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	1,000,000,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	695
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

PROGRAMS
Operations	₱	1,000,000,000	₱	1,000,000,000

SOCIALIZED HOUSING LOAN TAKE-OUT OF RECEIVABLES (SHELTER) PROGRAM		1,000,000,000		1,000,000,000

TOTAL NEW APPROPRIATIONS	₱	1,000,000,000	₱	1,000,000,000

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the National Home Mortgage Finance Corporation.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Access to secure shelter financing of low income families improved		₱	1,000,000,000		₱	1,000,000,000

SOCIALIZED HOUSING LOAN TAKE-OUT OF RECEIVABLES (SHELTER) PROGRAM			1,000,000,000			1,000,000,000

Purchase of housing loan receivables from socialized housing originators			1,000,000,000			1,000,000,000

Sub-total, Operations			1,000,000,000			1,000,000,000

TOTAL NEW APPROPRIATIONS		₱	1,000,000,000		₱	1,000,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	1,000,000

Total Maintenance and Other Operating Expenses	1,000,000

Total Current Operating Expenditures	1,000,000

TOTAL NEW APPROPRIATIONS	1,000,000

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F.2. NATIONAL HOUSING AUTHORITY

For subsidy requirements in accordance with the program(s) and project(s), as indicated hereunder	₱	5,175,603,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	5,175,603,000		₱	5,175,603,000

COMPREHENSIVE AND INTEGRATED HOUSING PROGRAM			5,175,603,000			5,175,603,000

TOTAL NEW APPROPRIATIONS		₱	5,175,603,000		₱	5,175,603,000

Special Provision(s)

1. Subsidy to the National Housing Authority. The amount of Five Billion One Hundred Seventy Five Million Six Hundred Three Thousand Pesos (₱5,175,603,000) appropriated herein under the subsidy to the NHA shall be used in support of the implementation of priority programs and projects under the Lot Development and Provision of Housing and Community Facilities Sub-program, and Housing Assistance Sub-program in accordance with R.A. Nos. 7279, 7835 and 11201.

Release of funds shall be subject to submission of the NHA Board-approved IRR covering these priority programs and projects.

2. Prior Years’ Subsidy Releases from the National Government. The NHA is hereby authorized to use subsidy released for programs and projects in 2016-2021 to cover the additional funding requirements of activities or projects for various housing programs of the NHA. Accordingly, the NHA shall prepare a work and financial plan covering the projects or activities to be funded from prior years’ subsidies subject to the endorsement of the NHA’s Board of Directors, to be submitted to the DBM for approval.

The NHA shall obligate funds from its previous years’ unobligated funds to prioritize and ensure adequate housing for all residents and NHA clients previously residing in NHA resettlement sites, namely Kasiglahan and Southville 8-B in Rodriguez, Rizal, which are now rendered unsafe and also declared as danger zones by the Rodriguez LGU due to floods caused by 2020 Typhoon Ulysses, and resettlement of residents in LGUs devastated by calamities.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, page 816, R.A. No. 11639)

3. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the NHA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Adequate housing for low-income families provided		₱	5,175,603,000		₱	5,175,603,000

COMPREHENSIVE AND INTEGRATED HOUSING PROGRAM			5,175,603,000			5,175,603,000

Lot Development and Provision of Housing and Community Facilities Sub-program			3,175,603,000			3,175,603,000

Housing Assistance Program for Calamity Victims			1,000,000,000			1,000,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	697
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Government Employees Housing Program		100,000,000		100,000,000
Projects
Locally-Funded Projects		2,075,603,000		2,075,603,000

Resettlement Program for ISFs affected by the Supreme Court’s Mandamus to Clean-up the Manila Bay Area		1,400,000,000		1,400,000,000
Resettlement Program for the families affected by the construction of Bukidnon Airport		19,433,000		19,433,000
Construction of 23-Storey Residential Building (Socialized Housing), F. Manalo Street, Brgy. Batis, San Juan City		30,000,000		30,000,000
Resettlement Program for ISFs affected by DOTr Infrastructure Projects		100,000,000		100,000,000
Cagayan de Oro City ISF Housing Project in Brgy. San Simon, Cagayan de Oro City		50,000,000		50,000,000
Community Facilities Component of the Resettlement Project in Brgy. Mauraro, Guinobatan, Albay for families affected by the Mayon Volcano Eruption		75,000,000		75,000,000
Community Facilities Component of the Resettlement Project in Talisay, Batangas for families affected by the Taal Volcano Eruption		75,000,000		75,000,000
Socialized Permaculture Housing Project for Cordillera Administrative Region (CAR)		326,170,000		326,170,000
Housing Assistance Sub Program		2,000,000,000		2,000,000,000

Projects
Locally-Funded Projects		2,000,000,000		2,000,000,000

Emergency Housing Assistance Program		2,000,000,000		2,000,000,000

Sub-total, Operations		5,175,603,000		5,175,603,000

TOTAL NEW APPROPRIATIONS	₱	5,175,603,000	₱	5,175,603,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	5,175,603

Total Maintenance and Other Operating Expenses	5,175,603

Total Current Operating Expenditures	5,175,603

TOTAL NEW APPROPRIATIONS	5,175,603

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F.3. SOCIAL HOUSING FINANCE CORPORATION

For subsidy requirements in accordance with the program(s) and project(s), as indicated hereunder	₱	513,922,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
OPERATIONS		₱	513,922,000		₱	513,922,000
HIGH DENSITY HOUSING PROGRAM			313,922,000			313,922,000
COMMUNITY MORTGAGE PROGRAM			200,000,000			200,000,000

TOTAL NEW APPROPRIATIONS		₱	513,922,000		₱	513,922,000

Special Provision(s)

1. Subsidy to the Social Housing Finance Corporation. The amount of Three Hundred Thirteen Million Nine Hundred Twenty Two Thousand Pesos (₱313,922,000) appropriated herein under the subsidy for the Social Housing Finance Corporation (SHFC) shall be used for the High Density Housing Program-the Housing Program for Informal Settler Families Residing in Danger Areas in Metro Manila.

Release of funds shall be subject to the submission of the SHFC Board-approved People’s Plan, list of community associations, number of targeted beneficiaries, and the total amount of estimated housing loan to be availed of. For this purpose, the People’s Plan shall be prepared in coordination with the Presidential Commission for the Urban Poor, the NAPC and their partner civil society organizations.

2. Prior Years’ Subsidy Releases from the National Government. The SHFC is hereby authorized to use subsidy released for programs and projects in 2016-2021 to cover the additional funding requirements of activities and programs indicated herein. Accordingly, the SHFC shall prepare a work and financial plan covering the projects or activities to be funded from prior years’ subsidies subject to the endorsement of the SHFC’s Board of Directors, to be submitted to the DBM for approval.

3. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the SHFC.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAM(S)
OPERATIONS
Access to secure shelter financing of low-income families improved		₱	513,922,000		₱	513,922,000

HIGH DENSITY HOUSING PROGRAM			313,922,000			313,922,000

Locally-Funded Project(s)			313,922,000			313,922,000

Housing Program for Informal Settler Families Residing in Danger Areas in Metro Manila			313,922,000			313,922,000

JANUARY 3, 2022	OFFICIAL GAZETTE	699
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

COMMUNITY MORTGAGE PROGRAM		200,000,000		200,000,000

Provision of Housing Finance to legally organized associations of underprivileged and homeless citizens		200,000,000		200,000,000

Sub-total, Operations		513,922,000		513,922,000

TOTAL NEW APPROPRIATIONS	₱	513,922,000	₱	513,922,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	513,922

Total Maintenance and Other Operating Expenses	513,922

Total Current Operating Expenditures	513,922

TOTAL NEW APPROPRIATIONS	513,922

G. DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

G.1. LOCAL WATER UTILITIES ADMINISTRATION

For subsidy requirements in accordance with the program(s) and project(s), as indicated hereunder	₱	828,550,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	828,550,000		₱	828,550,000

WATER SUPPLY AND SANITATION PROGRAM			828,550,000			828,550,000

TOTAL NEW APPROPRIATIONS		₱	828,550,000		₱	828,550,000

Special Provision(s)

1. Subsidy to the Local Water Utilities Administration. The amount of Five Hundred Twenty Six Million Five Hundred Fifty Thousand Pesos (₱526,550,000) appropriated herein under the subsidy to the Local Water Utilities Administration (LWUA) shall be used for the implementation of sanitation projects in the Manila Bay Continuing Mandamus-covered areas.

2. Prior Years’ Subsidy Releases from the National Government. The LWUA is hereby authorized to use subsidy released for programs and projects in 2016-2021 to cover the additional funding requirements of activities or projects covered by the programs or sub-programs indicated under the Water Convergence Program: The Unified Financing Framework for Water Supply and Sanitation (UFF-WSS). Accordingly, the LWUA shall prepare a work and financial plan covering the projects or activities to be funded from prior years’ subsidies subject to the endorsement of LWUA’s Board members, to be submitted to the DBM for approval.

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3. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the LWUA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Access of Filipinos to adequate Level III water supply and sanitation system improved		₱	828,550,000		₱	828,550,000

WATER SUPPLY AND SANITATION PROGRAM			828,550,000			828,550,000

Project(s)
Locally-Funded Project(s)			828,550,000			828,550,000

Provision of Level III potable water supply and adequate sanitation system			526,550,000			526,550,000
Source Development for water supply, Marinduque			300,000,000			300,000,000
Segment expansion of water services, Cabanglasan Water District			2,000,000			2,000,000

Sub-total, Operations			828,550,000			828,550,000

TOTAL NEW APPROPRIATIONS		₱	828,550,000		₱	828,550,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	828,550

Total Maintenance and Other Operating Expenses	828,550

Total Current Operating Expenditures	828,550

TOTAL NEW APPROPRIATIONS	828,550

H. DEPARTMENT OF TOURISM

H.1. TOURISM INFRASTRUCTURE AND ENTERPRISE ZONE AUTHORITY

For subsidy requirements in accordance with the program(s) and project(s), as indicated hereunder	₱	186,296,000

JANUARY 3, 2022	OFFICIAL GAZETTE	701
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support			114,596,000			114,596,000
Operations		₱	71,700,000		₱	71,700,000

NATIONAL TOURISM DEVELOPMENT INITIATIVE			71,700,000			71,700,000

TOTAL NEW APPROPRIATIONS		₱	186,296,000		₱	186,296,000

Special Provision(s)

1. Subsidy to the Tourism Infrastructure and Enterprise Zone Authority. The amount of One Hundred Fourteen Million Five Hundred Ninety Six Thousand Pesos (₱114,596,000) appropriated herein under the subsidy to the Tourism Infrastructure and Enterprise Zone Authority (TIEZA) shall be used for the payment of the salaries and wages of TIEZA personnel.

2. Prior Years’ Subsidy Releases from the National Government. The TIEZA is hereby authorized to use subsidy released for programs and projects in 2016-2021 to cover the additional funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the TIEZA shall prepare a work and financial plan covering the projects or activities to be funded from prior years’ subsidies subject to the endorsement of the TIEZA’s Board of Directors, to be submitted to the DBM for approval.

3. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the TIEZA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision		₱	114,596,000		₱	114,596,000

Sub-total, General Administration and Support			114,596,000			114,596,000

Operations
NATIONAL TOURISM DEVELOPMENT INITIATIVE			71,700,000			71,700,000

Project(s)
Locally-Funded Project(s)			71,700,000			71,700,000

1. Construction of Liwasan ng Mamamayan (Orental Mindoro People’s Park and Public Plaza) Brgy. Camilmil, Calapan City, Oriental Mindoro			70,000,000			71,700,000
2. Construction of Resort Cottage, Marawi Resort Hotel Inc., Marawi City			1,700,000			1,700,000

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Sub-total, Operations		71,700,000		71,700,000

TOTAL NEW APPROPRIATIONS	₱	186,296,000	₱	186,296,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy				186,296

Total Maintenance and Other Operating Expenses				186,296

Total Current Operating Expenditures				186,296

TOTAL NEW APPROPRIATIONS				186,296

I. DEPARTMENT OF TRADE AND INDUSTRY

I.1. AURORA PACIFIC ECONOMIC ZONE AND FREEPORT AUTHORITY

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	45,000,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support		₱	45,000,000		₱	45,000,000

TOTAL NEW APPROPRIATIONS		₱	45,000,000		₱	45,000,000

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Aurora Pacific Economic Zone and Freeport Authority.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision		₱	45,000,000		₱	45,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	703
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Sub-total, General Administration and Support		45,000,000		45,000,000

TOTAL NEW APPROPRIATIONS	₱	45,000,000	₱	45,000,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy				45,000

Total Maintenance and Other Operating Expenses				45,000

Total Current Operating Expenditures				45,000

TOTAL NEW APPROPRIATIONS				45,000

I.2. CENTER FOR INTERNATIONAL TRADE EXPOSITIONS AND MISSIONS

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	152,612,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support		₱	31,249,000		₱	31,249,000
Support to Operations			31,351,000			31,351,000
Operations			90,012,000			90,012,000

EXPORT/TRADE PROMOTION PROGRAM			90,012,000			90,012,000

TOTAL NEW APPROPRIATIONS		₱	152,612,000		₱	152,612,000

Special Provision(s)

1. Prior Years’ Subsidy Releases from the National Government. The Center for International Trade Expositions and Missions (CITEM) is hereby authorized to use subsidy released for programs and projects in 2016-2021 to cover additional funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the CITEM shall prepare a work and financial plan covering the projects or activities to be funded from prior years’ subsidies subject to the endorsement of the CITEM’s Board of Governors, to be submitted to the DBM for approval.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the CITEM.

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

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PROGRAMS
General Administration and Support
General Management and Supervision	₱	31,249,000	₱	31,249,000

Sub-total, General Administration and Support		31,249,000		31,249,000

Support to Operations
Institutional promotion and information services management		31,351,000		31,351,000

Sub-total, Support to Operations		31,351,000		31,351,000

Operations
Increased Trade Promotion Activities		90,012,000		90,012,000

EXPORT/TRADE PROMOTION PROGRAM		90,012,000		90,012,000

Signature Events		90,012,000		90,012,000

Sub-total, Operations		90,012,000		90,012,000

TOTAL NEW APPROPRIATIONS	₱	152,612,000	₱	152,612,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy				152,612

Total Maintenance and Other Operating Expenses				152,612

Total Current Operating Expenditures				152,612

TOTAL NEW APPROPRIATIONS				152,612

I.3. SMALL BUSINESS CORPORATION

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	2,000,000,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	2,000,000,000		₱	2,000,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	705
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

PONDO PARA SA PAGBABAGO AT PAG-ASENSO PROGRAM		2,000,000,000		2,000,000,000

TOTAL NEW APPROPRIATIONS	₱	2,000,000,000	₱	2,000,000,000

Special Provision(s)

1. Pondo Para sa Pagbabago at Pag-asenso. The amount of Two Billion Pesos (₱2,000,000,000) appropriated herein as subsidy to the Small Business Corporation (SBC) shall be used for the implementation of the Pondo sa Pagbabago at Pag-Asenso Program, which is a microfinancing program for Micro, Small, and Medium Scale Enterprises (MSMEs). The amount shall be set-up as a separate fund and the transactions thereon shall be recorded and maintained in a separate book by the SBC.

The Secretary of Trade and Industry shall approve the program mechanics and components including the selection criteria for beneficiaries and such other factors in the implementation of the program which shall be in accordance with R.A. No. 6977 as amended by R.A. No. 9501. The DTI shall prioritize the provinces where the absolute number of indigents and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA, MSMEs of indigenous people, and sustainable rural livelihood.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the SBC.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Sustainable MSMEs increased		₱	2,000,000,000		₱	2,000,000,000

PONDO PARA SA PAGBABAGO AT PAG-ASENSO PROGRAM			2,000,000,000			2,000,000,000

Microfinance for Lending			1,900,000,000			1,900,000,000
Mobilization and Monitoring			100,000,000			100,000,000

Sub-total, Operations			2,000,000,000			2,000,000,000

TOTAL NEW APPROPRIATIONS		₱	2,000,000,000		₱	2,000,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	2,000,000

Total Maintenance and Other Operating Expenses	2,000,000

Total Current Operating Expenditures	2,000,000

TOTAL NEW APPROPRIATIONS	2,000,000

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J. DEPARTMENT OF TRANSPORTATION

J.1. CIVIL AVIATION AUTHORITY OF THE PHILIPPINES

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	2,439,279,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support		₱	2,439,279,000		₱	2,439,279,000

TOTAL NEW APPROPRIATIONS		₱	2,439,279,000		₱	2,439,279,000

Special Provision(s)

1. Subsidy for the Civil Aviation Authority of the Philippines. The amount of Two Billion Four Hundred Thirty Nine Million Two Hundred Seventy Nine Thousand Pesos (₱2,439,279,000) appropriated herein under the subsidy to the Civil Aviation Authority of the Philippines (CAAP) shall be used for its operating requirements.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the CAAP.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision		₱	2,439,279,000		₱	2,439,279,000

Sub-total, General Administration and Support			2,439,279,000			2,439,279,000

TOTAL NEW APPROPRIATIONS		₱	2,439,279,000		₱	2,439,279,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy						2,439,279

Total Maintenance and Other Operating Expenses						2,439,279

JANUARY 3, 2022	OFFICIAL GAZETTE	707
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Total Current Operating Expenditures	2,439,279

TOTAL NEW APPROPRIATIONS	2,439,279

J.2. LIGHT RAIL TRANSIT AUTHORITY

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	1,018,152,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support		₱	164,279,000		₱	164,279,000

Operations			853,873,000			853,873,000

SYSTEMS AND FACILITIES IMPROVEMENT, REHABILITATION AND MODERNIZATION PROGRAM			853,873,000			853,873,000

TOTAL NEW APPROPRIATIONS		₱	1,018,152,000		₱	1,018,152,000

Special Provision(s)

1. Prior Years’ Subsidy Releases from the National Government. The Light Rail Transit Authority (LRTA) is hereby authorized to use subsidy released for programs and projects in 2016-2021 to cover the additional funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the LRTA shall prepare a work and financial plan covering the projects or activities to be funded from prior years’ subsidies subject to the endorsement of LRTA’s Board of Directors, to be submitted to the DBM for approval.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the LRTA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision		₱	164,279,000		₱	164,279,000

Sub-total, General Administration and Support			164,279,000			164,279,000

Operations			853,873,000			853,873,000

Safe, secure, responsive and reliable LRT services provided			853,873,000			853,873,000

SYSTEMS AND FACILITIES IMPROVEMENT, REHABILITATION AND MODERNIZATION PROGRAM			853,873,000			853,873,000

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Systems and Facilities Improvement		853,873,000		853,873,000

Sub-total, Operations		853,873,000		853,873,000

TOTAL NEW APPROPRIATIONS	₱	1,018,152,000	₱	1,018,152,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy				1,018,152

Total Maintenance and Other Operating Expenses				1,018,152

Total Current Operating Expenditures				1,018,152

TOTAL NEW APPROPRIATIONS				1,018,152

J.3. PHILIPPINE NATIONAL RAILWAYS

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	1,433,000,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support		₱	429,300,000		₱	429,300,000

Operations			1,003,700,000			1,003,700,000

RAILWAY SYSTEM MAINTENANCE PROGRAM			1,003,700,000			1,003,700,000

TOTAL NEW APPROPRIATIONS		₱	1,433,000,000		₱	1,433,000,000

Special Provision(s)

1. Subsidy to the Philippine National Railways. The amount of One Billion Four Hundred Thirty Three Million Pesos (₱1,433,000,000) appropriated herein under the subsidy for the Philippine National Railways (PNR) shall be used for its operating requirements and railway system maintenance.

2. Prior Years’ Subsidy Releases from the National Government. The PNR is hereby authorized to use subsidy released for programs and projects in 2016-2021 to cover the additional funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the PNR shall prepare a work and financial plan covering the projects or activities to be funded from prior years’ subsidies subject to the endorsement of the PNR’s Board of Directors, to be submitted to the DBM for approval.

3. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PNR.

JANUARY 3, 2022	OFFICIAL GAZETTE	709
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision		₱	429,300,000		₱	429,300,000

Sub-total, General Administration and Support			429,300,000			429,300,000

Operations
Safe, reliable and efficient rail services provided			1,003,700,000			1,003,700,000

RAILWAY SYSTEM MAINTENANCE PROGRAM			1,003,700,000			1,003,700,000

Railway System Maintenance			803,700,000			803,700,000

Locally-Funded Projects			200,000,000			200,000,000

Acquisition of Right-of-Way			200,000,000			200,000,000

Sub-total, Operations			1,003,700,000			1,003,700,000

TOTAL NEW APPROPRIATIONS		₱	1,433,000,000		₱	1,433,000,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy						1,433,000

Total Maintenance and Other Operating Expenses						1,433,000

Total Current Operating Expenditures						1,433,000

TOTAL NEW APPROPRIATIONS						1,433,000

K. NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

K.1. PHILIPPINE INSTITUTE FOR DEVELOPMENT STUDIES

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	259,455,000

New Appropriations, by Program

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	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support		₱	56,200,000		₱	56,200,000
Support to Operations			18,583,000			18,583,000
Operations			184,672,000			184,672,000

SOCIO-ECONOMIC POLICY RESEARCH PROGRAM			184,672,000			184,672,000

TOTAL NEW APPROPRIATIONS		₱	259,455,000		₱	259,455,000

Special Provision(s)

1. Prior Years’ Subsidy Releases from the National Government. The Philippine Institute for Development Studies (PIDS) is hereby authorized to use subsidy released for programs and projects in 2016-2021 to cover the additional funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the PIDS shall prepare a work and financial plan covering the projects or activities to be funded from prior years’ subsidies subject to the endorsement of the PIDS’ Board of Trustees, to be submitted to the DBM for approval.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PIDS.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision		₱	56,200,000		₱	56,200,000

Sub-total, General Administration and Support			56,200,000			56,200,000

Support to Operations
Operations of the Philippine APEC Study Center Network (PASCN)			3,603,000			3,603,000
Publication, Seminars, Information and Communications Technology Services, and Research Program Management			14,980,000			14,980,000

Sub-total, Support to Operations			18,583,000			18,583,000

Operations
Government policies and services, through the aid of policy research, improved			184,672,000			184,672,000

SOCIO-ECONOMIC POLICY RESEARCH PROGRAM			184,672,000			184,672,000

JANUARY 3, 2022	OFFICIAL GAZETTE	711
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Conduct of policy research		184,672,000		184,672,000

Sub-total, Operations		184,672,000		184,672,000

TOTAL NEW APPROPRIATIONS	₱	259,455,000	₱	259,455,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy				259,455

Total Maintenance and Other Operating Expenses				259,455

Total Current Operating Expenditures				259,455

TOTAL NEW APPROPRIATIONS				259,455

L. PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

L.1. INTERCONTINENTAL BROADCASTING CORPORATION

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	73,689,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support		₱	73,689,000		₱	73,689,000

TOTAL NEW APPROPRIATIONS		₱	73,689,000		₱	73,689,000

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Intercontinental Broadcasting Corporation.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision		₱	73,689,000		₱	73,689,000

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Sub-total, General Administration and Support		73,689,000		73,689,000

TOTAL NEW APPROPRIATIONS	₱	73,689,000	₱	73,689,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy				73,689

Total Maintenance and Other Operating Expenses				73,689

Total Current Operating Expenditures				73,689

TOTAL NEW APPROPRIATIONS				73,689

L.2. PEOPLE’S TELEVISION NETWORK INCORPORATED

For subsidy and equity requirements in accordance with the program(s), indicated hereunder	₱	104,944,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support		₱	104,944,000		₱	104,944,000

TOTAL NEW APPROPRIATIONS		₱	104,944,000		₱	104,944,000

Special Provision(s)

1. Prior Years’ Subsidy Releases from the National Government. The People’s Television Network Incorporated (PTNI) is hereby authorized to use subsidy released for programs and projects in 2016-2021 to cover the additional funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the PTNI shall prepare a work and financial plan covering the projects or activities to be funded from prior years’ subsidies subject to the endorsement of the PTNI’s Board of Directors, to be submitted to the DBM for approval.

2. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PTNI.

New Appropriations, by Programs

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision		₱	104,944,000		₱	104,944,000

JANUARY 3, 2022	OFFICIAL GAZETTE	713
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Sub-total, General Administration and Support		104,944,000		104,944,000

TOTAL NEW APPROPRIATIONS	₱	104,944,000	₱	104,944,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy				104,944

Total Maintenance and Other Operating Expenses				104,944

Total Current Operating Expenditures				104,944

TOTAL NEW APPROPRIATIONS				104,944

M. OTHER EXECUTIVE OFFICES

M.1. AUTHORITY OF THE FREEPORT AREA OF BATAAN

For equity requirements in accordance with the program(s), as indicated hereunder	₱	191,260,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	191,260,000		₱	191,260,000

ECOZONE DEVELOPMENT PROGRAM			191,260,000			191,260,000

TOTAL NEW APPROPRIATIONS		₱	191,260,000		₱	191,260,000

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Authority of the Freeport Area of Bataan.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Business located and operating within the economic zone increased		₱	191,260,000		₱	191,260,000

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ECOZONE DEVELOPMENT PROGRAM		191,260,000		191,260,000

Ecozone infrastructure development		191,260,000		191,260,000

Sub-total, Operations		191,260,000		191,260,000

TOTAL NEW APPROPRIATIONS	₱	191,260,000	₱	191,260,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Capital Outlays
Investment Outlay				191,260

Total Capital Outlays				191,260

TOTAL NEW APPROPRIATIONS				191,260

M.2. BASES CONVERSION AND DEVELOPMENT AUTHORITY

For subsidy requirements in accordance with the program(s) and project(s), as indicated hereunder	₱	2,487,346,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	2,487,346,000		₱	2,487,346,000

INFRASTRUCTURE DEVELOPMENT PROGRAM			2,487,346,000			2,487,346,000

TOTAL NEW APPROPRIATIONS		₱	2,487,346,000		₱	2,487,346,000

Special Provision(s)

1. Subsidy to the Bases Conversion and Development Authority. The amount of Two Billion Four Hundred Eighty Seven Million Three Hundred Forty Six Thousand Pesos (₱2,487,346,000) appropriated herein under the subsidy to the Bases Conversion and Development Authority (BCDA) shall be used for the implementation of the Infrastructure Development Program of the BCDA.

Release of funds shall be subject to the submission of program of works.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the BCDA.

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	715
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

PROGRAMS
Operations
Amount of investments generated in BCDA Special Economic Zones and Metro Manila Camps increased	₱	2,487,346,000	₱	2,487,346,000

INFRASTRUCTURE DEVELOPMENT PROGRAM		2,487,346,000		2,487,346,000

PROJECT(S)
Locally-Funded Project(s)		2,487,346,000		2,487,346,000

Development of the New Clark City		400,000,000		400,000,000
Subic-Clark Railway Project		76,562,000		76,562,000
Military Replication Projects		1,000,000,000		1,000,000,000
Construction of sewage treatment plant and access road in the institutional area in Bonifacio Capital District, Taguig City		68,022,000		68,022,000
Clark Airport Facilities		200,000,000		200,000,000
Construction of facilities/amenities for the National Academy of Sports (NAS) Main Campus		499,740,000		499,740,000
Operation and Maintenance of the NCC Sports Facilities		243,022,000		243,022,000

Sub-total, Operations		2,487,346,000		2,487,346,000

TOTAL NEW APPROPRIATIONS	₱	2,487,346,000	₱	2,487,346,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy				2,487,346

Total Maintenance and Other Operating Expenses				2,487,346

Total Current Operating Expenditures				2,487,346

TOTAL NEW APPROPRIATIONS				2,487,346

M.3. CAGAYAN ECONOMIC ZONE AUTHORITY

For equity requirements in accordance with the program(s), as indicated hereunder	₱	228,844,000

New Appropriations, by Program

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GENERAL APPROPRIATIONS ACT, FY 2022

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays		Total
PROGRAMS
Operations			₱	228,844,000	₱	228,844,000

ECOZONE DEVELOPMENT PROGRAM				228,844,000		228,844,000

TOTAL NEW APPROPRIATIONS			₱	228,844,000	₱	228,844,000

Special Provision(s)

1.    Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Cagayan Economic Zone Authority.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays		Total
PROGRAMS
Operations
Business located and operating within the economic zone increased			₱	228,844,000	₱	228,844,000

ECOZONE DEVELOPMENT PROGRAM				228,844,000		228,844,000

Ecozone infrastructure development				228,844,000		228,844,000

Sub-total, Operations				228,844,000		228,844,000

TOTAL NEW APPROPRIATIONS			₱	228,844,000	₱	228,844,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Capital Outlays
Investment Outlay	228,844

Total Capital Outlays	228,844

TOTAL NEW APPROPRIATIONS	228,844

M.4. CREDIT INFORMATION CORPORATION
For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	121,990,000

New Appropriations, by Program

JANUARY 3, 2022	OFFICIAL GAZETTE	717
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support		₱	121,990,000		₱	121,990,000

TOTAL NEW APPROPRIATIONS		₱	121,990,000		₱	121,990,000

Special Provision(s)

1. Prior Years’ Subsidy Releases from the National Government. The Credit Information Corporation (CIC) is hereby authorized to use subsidy released for programs and projects in 2016-2021 to cover the additional funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the CIC shall prepare a work and financial plan covering the projects or activities to be funded from prior years’ subsidies subject to the endorsement of the CIC’s Board of Directors, to be submitted to the DBM for approval.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the CIC.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision		₱	121,990,000		₱	121,990,000

Sub-total, General Administration and Support			121,990,000			121,990,000

TOTAL NEW APPROPRIATIONS		₱	121,990,000		₱	121,990,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy						121,990

Total Maintenance and Other Operating Expenses						121,990

Total Current Operating Expenditures						121,990

TOTAL NEW APPROPRIATIONS						121,990

M.5. CULTURAL CENTER OF THE PHILIPPINES

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	450,913,000

New Appropriations, by Program

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	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support		₱	175,012,000		₱	175,012,000
Operations			275,901,000			275,901,000

PHILIPPINE ARTS AND CULTURE PROMOTION AND DEVELOPMENT PROGRAM			275,901,000			275,901,000

TOTAL NEW APPROPRIATIONS		₱	450,913,000		₱	450,913,000

Special Provision(s)

1. Tobacco Inspection Fees. The amount of Five Million Pesos (P5,000,000) shall be used by the Cultural Center of the Philippines (CCP) to augment its MOOE sourced from fifty percent (50%) of the tobacco inspection fees collected in accordance with Section 143 of P.D. No. 1158, as amended.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Prior Years’ Subsidy Releases from the National Government. The CCP is hereby authorized to use subsidy released for programs and projects in 2016-2021 to cover the additional funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the CCP shall prepare a work and financial plan covering the projects or activities to be funded from prior years’ subsidies subject to the endorsement of the CCP’s Board of Directors, to be submitted to the DBM for approval.

3. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the CCP.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision		₱	175,012,000		₱	175,012,000

Sub-total, General Administration and Support			175,012,000			175,012,000

Operations
Promotion of Philippine Arts and Culture improved			275,901,000			275,901,000

PHILIPPINE ARTS AND CULTURE PROMOTION AND DEVELOPMENT PROGRAM			275,901,000			275,901,000

Presentation of cultural and artistic events, arts, education and cultural exchange			275,901,000			275,901,000

Sub-total, Operations			275,901,000			275,901,000

TOTAL NEW APPROPRIATIONS		₱	450,913,000		₱	450,913,000

JANUARY 3, 2022	OFFICIAL GAZETTE	719
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	450,913

Total Maintenance and Other Operating Expenses	450,913

Total Current Operating Expenditures	450,913

TOTAL NEW APPROPRIATIONS	450,913

M.6. DEVELOPMENT ACADEMY OF THE PHILIPPINES

For subsidy requirements in accordance with the program(s) and project(s), as indicated hereunder					₱	614,417,000

New Appropriations, by Program
	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	614,417,000		₱	614,417,000

EDUCATION AND TRAINING PROGRAM			423,992,000			423,992,000
RESEARCH AND TECHNICAL ASSISTANCE ON PUBLIC SECTOR PRODUCTIVITY PROGRAM			190,425,000			190,425,000

TOTAL NEW APPROPRIATIONS		₱	614,417,000		₱	614,417,000

Special Provision(s)

1. Special Provisions Applicable to all Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Development Academy of the Philippines.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Transformative leaders, innovative ideas and synergistic solutions towards organizational effectiveness and efficiency achieved		₱	614,417,000		₱	614,417,000

EDUCATION AND TRAINING PROGRAM			423,992,000			423,992,000

720	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Public Management and Development Program (PMDP)		170,926,000		170,926,000
Support to the projects and programs of the Productivity Development Center		15,896,000		15,896,000
Education and Training Capability Building Seminar		31,246,000		31,246,000
Foresight and Anticipatory Governance		3,500,000		3,500,000
Support for the Academic Programs of the Graduate School of Public and Development Management		4,500,000		4,500,000
Smart and Creative Communities Program		3,500,000		3,500,000
Project(s)
Locally -funded Project(s)		194,424,000		194,424,000

DAP Idea Generation Hub		4,321,000		4,321,000
Construction of New Training Building in Tagaytay		158,603,000		158,603,000
Center of Excellence for Data Science and Analytics		3,500,000		3,500,000
Improvement of DAP Conference Center Training Facilities		3,000,000		3,000,000
Adaptive Governance and Innovative for Local Executives (AGILE) Program-Phase 2		25,000,000		25,000,000
RESEARCH AND TECHNICAL ASSISTANCE ON PUBLIC SECTOR PRODUCTIVITY PROGRAM		190,425,000		190,425,000

Harmonization of the National Government-Performance Monitoring, Information and Reporting System-Results Based Performance Management System (RBPMS)		26,443,000		26,443,000
Center for Excellence on Public Sector Productivity		40,135,000		40,135,000
Modernizing Government Regulations (MGR) for National Competetiveness and Productivity		32,138,000		32,138,000
Government Quality Management Program (GQMP)		71,230,000		71,230,000
Research Programs of the Graduate School of Public and Development Management		3,029,000		3,029,000
Research on the Sustainable Development Goals and Futures Thinking		17,450,000		17,450,000

Sub-total, Operations		614,417,000		614,417,000

TOTAL NEW APPROPRIATIONS	₱	614,417,000	₱	614,417,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures

JANUARY 3, 2022	OFFICIAL GAZETTE	721
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	614,417

Total Maintenance and Other Operating Expenses	614,417

Total Current Operating Expenditures	614,417

TOTAL NEW APPROPRIATIONS	614,417

M.7. NATIONAL IRRIGATION ADMINISTRATION

For subsidy requirements in accordance with the program(s) and project(s), as indicated hereunder	₱	31,468,839,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support		₱	7,546,420,000		₱	7,546,420,000
Support to Operations			1,275,881,000			1,275,881,000
Operations			22,646,538,000			22,646,538,000

IRRIGATION SYSTEMS RESTORATION PROGRAM			10,675,399,000			10,675,399,000
IRRIGATION SYSTEMS DEVELOPMENT PROGRAM			11,971,139,000			11,971,139,000

TOTAL NEW APPROPRIATIONS		₱	31,468,839,000		₱	31,468,839,000

Special Provision(s)

1. Subsidy for Operating Requirements. The amount of Seven Billion Three Hundred Twenty Five Million Thirty Thousand Pesos (₱7,325,030,000) appropriated herein shall be used to cover the operating requirements of NIA and the cost for the operations and maintenance of existing irrigation facilities.

In no case shall NIA collect irrigation service fees from farmers with landholdings of eight (8) hectares and below in accordance with Section 3 of R.A. No. 10969.

2. Right-of-Way and Feasibility Studies. The amount of Thirty Million Pesos (₱30,000,000) and Nine Hundred Sixty Five Million Nine Hundred Thousand Pesos (₱965,900,000) appropriated herein shall be used for: (i) Right-of-Way expenses authorized under R.A. No. 10752; and (ii) Feasibility Study and Detailed Engineering Design, relative to the implementation of projects of NIA.

Release of funds shall be subject to the guidelines issued by NIA for the purpose.

3. Comprehensive Agrarian Reform Program. The amount of Eight Hundred Three Million Thirteen Thousand Pesos (₱803,013,000) appropriated herein under the subsidy for NIA shall be used for Other Irrigation Sub-Program in support of the Program Beneficiaries Development Component of the Comprehensive Agrarian Reform Program.

4. Subsidy for National Irrigation Systems and Communal Irrigation Systems. The amount of Thirteen Billion Two Hundred Thirty Two Million Six Hundred Nineteen Thousand Pesos (₱13,232,619,000) appropriated herein shall be used for expenses directly related to the implementation of National Irrigation Systems and Communal Irrigation Systems. The NIA shall ensure that the master plan for irrigation projects gives priority to key production areas in major rice producing provinces and irrigation projects are undertaken by qualified irrigators associations consistent with the standard specifications set by DPWH, taking into account climate risk information, and using coconut bio-engineering solutions and high-density polyethylene pipes.

In no case shall said amount be used for administrative expenses or for the payment of Personnel Services or MOOE requirements.

5. Subsidy for Small Irrigation Projects. The amount of Three Billion Six Hundred Seventy One Million Four Hundred Ninety Eight Thousand Pesos (₱3,671,498,000) appropriated herein under the Special Irrigation Sub-program for Small Irrigation Projects (SIPs) shall be used for the implementation of irrigation projects that will generate new service areas within a year and the construction of dams or intake structures and canals, and drainage structures and facilities.

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GENERAL APPROPRIATIONS ACT, FY 2022

Upon completion of the construction of the SIPs, NIA may turn over its operation and maintenance to capable Irrigators Association concerned, which shall commit to shoulder the costs thereof. Implementation of this provision shall be subject to the guidelines issued by NIA.

6.    Prior Years’ Subsidy Releases from the National Government. The NIA is hereby authorized to use subsidy released for programs and projects in 2016-2021 to cover the additional funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the NIA shall prepare a work and financial plan covering the projects or activities to be funded from prior years’ subsidies subject to the endorsement of the NIA’s Board of Directors, to be submitted to the DBM for approval.

8.    Reportorial Requirement. The NIA shall submit to the DBM, the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document, quarterly reports on the utilization of funds, including the master plan of irrigation projects and inventory of all existing and ongoing irrigation projects. The Administrator of NIA and the Administration’s web administrator or his/her equivalent shall be responsible for ensuring that said quarterly reports are likewise posted on the NIA website.

9.    Special Provisions Applicable to All Government Corporations. In addition to the foregoing provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the NIA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
Operating Subsidy		₱	7,325,030,000		₱	7,325,030,000
Operation and Maintenance of NIS Pump Irrigation Systems			221,390,000			221,390,000

Sub-total, General Administration and Support			7,546,420,000			7,546,420,000

Support to Operations
Payment for Right-of-Way (ROW), Completion Works and Unpaid Claims and Damages of Completed Projects			30,000,000			30,000,000
Feasibility Study and Detailed Engineering (FSDE) and Pre-Engineering Activities of Various Projects - Proper			965,900,000			965,900,000
Irrigation Management Transfer Support Services-Proper			184,069,000			184,069,000
Establishment of Farmland Geographic Information System (GIS)			95,912,000			95,912,000

Sub-total, Support to Operations			1,275,881,000			1,275,881,000

Operations
Irrigation facilities and services enhanced			22,646,538,000			22,646,538,000

IRRIGATION SYSTEMS RESTORATION PROGRAM			10,675,399,000			10,675,399,000

NATIONAL IRRIGATION SYSTEMS SUB-PROGRAM			10,086,094,000			10,086,094,000

Restoration of National Irrigation System			4,255,574,000			4,255,574,000

JANUARY 3, 2022	OFFICIAL GAZETTE	723
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Agos River Irrigation System Improvement Project, Quezon	50,000,000	50,000,000
Climate Change Adaptation Works (NIS)	1,829,984,000	1,829,984,000
Repair of National Irrigation Systems	3,601,036,000	3,601,036,000
Improvement of Service Roads in National Irrigation Systems	249,500,000	249,500,000
Mindanao Irrigation Development Project	100,000,000	100,000,000
COMMUNAL IRRIGATION SYSTEMS (CIS) SUB-PROGRAM	476,525,000	476,525,000

Repair of Communal Irrigation Systems (CIS)	476,525,000	476,525,000
OTHER IRRIGATION SYSTEMS SUB-PROGRAM	112,780,000	112,780,000

Repair of Pump Irrigation Systems	112,780,000	112,780,000
IRRIGATION SYSTEMS DEVELOPMENT PROGRAM	11,971,139,000	11,971,139,000

NEW NATIONAL IRRIGATION SUB-PROGRAM	2,670,000,000	2,670,000,000

Project(s)
Locally-Funded Project(s)	2,620,000,000	2,620,000,000

Lower Agno River Irrigation System Improvement Project, Pangasinan	960,000,000	960,000,000
Ilocos Norte - Ilocos Sur - Abra Irrigation Project, Stage 2	10,000,000	10,000,000
Lower Apayao River Irrigation Project, Apayao	5,000,000	5,000,000
Tumauini River Multipurpose Project, Isabela	150,000,000	150,000,000
Balog-Balog Multipurpose Project Phase II, Tarlac	800,000,000	800,000,000
Upper Gumain River Irrigation Project, Pampanga	50,000,000	50,000,000
Panay River Basin Integrated Development Project, Capiz	10,000,000	10,000,000
Bantayan Irrigation Project, Northern Samar	35,000,000	35,000,000
Upper Saug River Irrigation Project, Davao del Norte	72,000,000	72,000,000
Ditsaan-Ramain River Irrigation Project Lanao del Sur	50,000,000	50,000,000
Kabulnan 2 Multipurpose Irrigation and Power Project, Sultan Kudarat	10,000,000	10,000,000
Dibuluan River Irrigation Project, Isabela	70,000,000	70,000,000

724	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Ilocos Sur Transbasin Irrigation Project, Ilocos Sur	10,000,000	10,000,000
Tanjay-Bais River Irrigation Project, Negros Oriental	50,000,000	50,000,000
Manat Irrigation Project, Compostela Valley	128,000,000	128,000,000
Libang River Irrigation Project, Agusan del Sur	150,000,000	150,000,000
Upi Integrated River Irrigation Project, Maguindanao	30,000,000	30,000,000
Lebak Integrated River Irrigation Project, Sultan Kudarat	30,000,000	30,000,000
Foreign-Assisted Project(s)	50,000,000	50,000,000

Jalaur River Multipurpose Project Stage II, Iloilo	50,000,000	50,000,000
GOP Counterpart	50,000,000	50,000,000

Region VI - Western Visayas	50,000,000	50,000,000
ESTABLISHMENT OF PUMP IRRIGATION SUB-PROGRAM	2,388,154,000	2,388,154,000

Project(s)
Locally-Funded Project(s)	1,714,553,000	1,714,553,000

Alfonso Lista Pump Irrigation Project, Ifugao	190,000,000	190,000,000
Establishment of Pump Irrigation Propject (EPIP)	1,374,553,000	1,374,553,000
Nassiping Pump Irrigation Project, Cagayan	150,000,000	150,000,000
Foreign-Assisted Project(s)	673,601,000	673,601,000

Chico River Pump Irrigation Project, Cagayan	673,601,000	673,601,000

Loan Proceeds	673,601,000	673,601,000

Region II - Cagayan Valley	673,601,000	673,601,000
SMALL RESERVOIR IRRIGATION SUB-PROGRAM	2,438,474,000	2,438,474,000

Project(s)
Locally-Funded Project(s)	2,438,474,000	2,438,474,000

Bayaoas Small Reservoir Irrigation Project, Pangasinan	100,000,000	100,000,000
Dumoloc Small Reservoir Irrigation Project, Pangasinan	445,000,000	445,000,000
Bayabas Small Reservoir Irrigation Project, Bulacan	350,000,000	350,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	725
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Sulvec Small Reservoir Irrigation Project, Ilocos Norte	151,360,000	151,360,000
Marimay Small Reservoir Irrigation Project, Apayao	150,000,000	150,000,000
Bulo Small Reservoir Irrigation Project, Bulacan	5,000,000	5,000,000
Balbalungao Small Reservoir Irrigation Project , Nueva Ecija	200,000,000	200,000,000
Macalelon Small Reservoir Irrigation Project , Quezon	100,000,000	100,000,000
Bagtingon Small Reservoir Irrigation Project, Marinduque	100,000,000	100,000,000
Ibingan Small Reservoir Irrigation Project, Sorsogon	50,000,000	50,000,000
Bayuyan Small Reservoir Irrigation Project, Capiz	200,000,000	200,000,000
Cabano Small Reservoir Irrigation Project, Guimaras	200,000,000	200,000,000
Calunasan Small Reservoir Irrigation Project, Bohol	50,000,000	50,000,000
Hibale Small Reservoir Irrigation Project, Bohol	100,000,000	100,000,000
Mabini-Cayacay Small Reservoir Irrigation Project, Bohol	52,000,000	52,000,000
Tulunan Small Reservoir Irrigation Project, North Cotabato	150,000,000	150,000,000
Ibato-Iraan Small Reservoir Irrigation Project, Palawan	35,114,000	35,114,000
SPECIAL IRRIGATION SUB-PROGRAM	3,671,498,000	3,671,498,000

Project(s)
Locally-Funded Project(s)	3,671,498,000	3,671,498,000

Didungol Small Irrigation Project Brgy. Ysmael, Maddela Quirino	10,000,000	10,000,000
Small Irrigation Project (SIP), Nationwide	3,661,498,000	3,661,498,000
OTHER IRRIGATION SYSTEMS SUB-PROGRAM	803,013,000	803,013,000

Comprehensive Agrarian Reform Program - Irrigation Component	803,013,000	803,013,000

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Sub-total, Operations		22,646,538,000		22,646,538,000

TOTAL NEW APPROPRIATIONS	₱	31,468,839,000	₱	31,468,839,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy				31,468,839

TOTAL MAINTENANCE AND OTHER OPERATING EXPENSES				31,468,839

Total Current Operating Expenditures				31,468,839

TOTAL NEW APPROPRIATIONS				31,468,839

M.8. PHILIPPINE CENTER FOR ECONOMIC DEVELOPMENT

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	241,378,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support		₱	194,062,000		₱	194,062,000
Operations			47,316,000			47,316,000

TEACHING AND RESEARCH PROGRAM			47,316,000			47,316,000

TOTAL NEW APPROPRIATIONS		₱	241,378,000		₱	241,378,000

Special Provision(s)

1.    Subsidy to the Philippine Center for Economic Development. The amount of Forty Seven Million Three Hundred Sixteen Thousand Pesos (₱47,316,000) appropriated herein under the subsidy to the Philippine Center for Economic Development (PCED) shall be used for the implementation of the Teaching and Research Program of the PCED.

2.    Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PCED.

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	727
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

PROGRAMS
General Administration and Support
General Management and Supervision	₱	194,062,000	₱	194,062,000

Sub-total, General Administration and Support		194,062,000		194,062,000

Operations
Support for researches and scholarships of UPSE sustained		47,316,000		47,316,000

TEACHING AND RESEARCH PROGRAM		47,316,000		47,316,000

Provision of financial grant to MDE/MA Graduate Students and UPSE Faculty/Graduates		47,316,000		47,316,000

Sub-total, Operations		47,316,000		47,316,000

TOTAL NEW APPROPRIATIONS	₱	241,378,000	₱	241,378,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy				241,378

Total Maintenance and Other Operating Expenses				241,378

Total Current Operating Expenditures				241,378

TOTAL NEW APPROPRIATIONS				241,378

M.9. PHILIPPINE POSTAL CORPORATION

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	515,256,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	515,256,000		₱	515,256,000

POSTAL SERVICE PROGRAM			515,256,000			515,256,000

TOTAL NEW APPROPRIATIONS		₱	515,256,000		₱	515,256,000

728	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Special Provision(s)

1. Subsidy to the Philippine Postal Corporation. The amount of Five Hundred Fifteen Million Two Hundred Fifty Six Thousand Pesos (₱515,256,000) appropriated herein as subsidy to the Philippine Postal Corporation (PHLPost) shall be used for its operating requirements.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. of 1987.

2. Special Provisions Applicable to all Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PHLPost.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Efficient and on-time delivery of communications, goods and payment services enhanced		₱	515,256,000		₱	515,256,000

POSTAL SERVICE PROGRAM			515,256,000			515,256,000

Reimbursement of franking privilege services			515,256,000			515,256,000

Sub-total, Operations			515,256,000			515,256,000

TOTAL NEW APPROPRIATIONS		₱	515,256,000		₱	515,256,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy						515,256

Total Maintenance and Other Operating Expenses						515,256

Total Current Operating Expenditures						515,256

TOTAL NEW APPROPRIATIONS						515,256

M.10. SOUTHERN PHILIPPINES DEVELOPMENT AUTHORITY

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱76,000,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	729
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

PROGRAMS
General Administration and Support	₱	76,000,000	₱	76,000,000

TOTAL NEW APPROPRIATIONS	₱	76,000,000	₱	76,000,000

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Southern Philippines Development Authority.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision		₱	76,000,000		₱	76,000,000

Sub-total, General Administration and Support			76,000,000			76,000,000

TOTAL NEW APPROPRIATIONS		₱	76,000,000		₱	76,000,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy						76,000

Total Maintenance and Other Operating Expenses						76,000

Total Current Operating Expenditures						76,000

TOTAL NEW APPROPRIATIONS						76,000

M.11. SUBIC BAY METROPOLITAN AUTHORITY

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	601,668,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

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PROGRAMS
Operations	₱	601,668,000	₱	601,668,000

ECOZONE DEVELOPMENT PROGRAM		601,668,000		601,668,000

TOTAL NEW APPROPRIATIONS	₱	601,668,000	₱	601,668,000

Special Provision(s)

1. Subsidy for the Subic Bay Metropolitan Authority. The amount of Six Hundred One Million Six Hundred Sixty Eight Thousand Pesos (₱601,668,000) appropriated herein as subsidy to the Subic Bay Metropolitan Authority (SBMA) shall be used for its ecozone infrastructure development.

Release of funds shall be subject to the submission of program of works.

2. Prior Years’ Subsidy Releases from the National Government. The SBMA is hereby authorized to use subsidy released for programs and projects in 2016-2021 to cover the additional funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the SBMA shall prepare a work and financial plan covering the projects or activities to be funded from prior years’ subsidies subject to the endorsement of the SBMA’s Board of Directors, to be submitted to the DBM for approval.

3. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the SBMA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Business located and operating within the economic zone increased		₱	601,668,000		₱	601,668,000

ECOZONE DEVELOPMENT PROGRAM			601,668,000			601,668,000

Ecozone infrastructure development			601,668,000			601,668,000

Sub-total, Operations			601,668,000			601,668,000

TOTAL NEW APPROPRIATIONS		₱	601,668,000		₱	601,668,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy						601,668

Total Maintenance and Other Operating Expenses						601,668

Total Current Operating Expenditures						601,668

TOTAL NEW APPROPRIATIONS						601,668

JANUARY 3, 2022	OFFICIAL GAZETTE	731
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

M.12. ZAMBOANGA CITY SPECIAL ECONOMIC ZONE AUTHORITY

For subsidy and equity requirements in accordance with the program(s), as indicated hereunder	₱	298,450,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support		₱	45,061,000	₱		₱	45,061,000
Operations					253,389,000		253,389,000

ECOZONE DEVELOPMENT PROGRAM					253,389,000		253,389,000

TOTAL NEW APPROPRIATIONS		₱	45,061,000	₱	253,389,000	₱	298,450,000

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Zamboanga City Special Economic Zone Authority.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision		₱	45,061,000	₱		₱	45,061,000

Sub-total, General Administration and Support			45,061,000				45,061,000

Operations
Business located and operating within the economic zone increased					253,389,000		253,389,000

ECOZONE DEVELOPMENT PROGRAM					253,389,000		253,389,000

Ecozone infrastructure development					253,389,000		253,389,000

Sub-total, Operations					253,389,000		253,389,000

TOTAL NEW APPROPRIATIONS		₱	45,061,000	₱	253,389,000	₱	298,450,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

732	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	45,061

Total Maintenance and Other Operating Expenses	45,061

Total Current Operating Expenditures	45,061

Capital Outlays
Investment Outlay	253,389

Total Capital Outlays	253,389

TOTAL NEW APPROPRIATIONS	298,450

N. BSGC - OTHERS

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
TOTAL NEW APPROPRIATIONS		₱	28,606,000		₱	28,606,000

Special Provision(s)

1. Budgetary Support to Government Corporations. Income and revenues collected by GOCCs from all sources shall be used to cover all its operating requirements. Any deficiency may be augmented by the budgetary support from the National Government, which may either be:

(a)

Subsidy, which shall be used in accordance with the purposes identified in this Act: Provided , That unless otherwise stated in the special provisions, subsidy releases may be used by GOCCs which are financially unable to pay for the payment of separation or retirement benefits and incentives resulting from an approved reorganization, merger, streamlining, abolition or privatization plan under R.A. No. 10149, other laws and issuances.

(b)

Equity, which shall be used as capital investment of the National Government in accordance with the capitalization requirement under pertinent laws. In no case shall equity investments be used for the payment of salaries, allowances, incentives, and retirement and separation benefits, except in cases authorized by the DBM.

2. Offsets Against Budgetary Support to Government Corporations. The appropriations authorized herein may be offset by the BTr against the: (i) corporate payments of cash dividends under R.A. No. 7656; (ii) guarantee fees; (iii) advances for loans relent to corporations; (iv) obligations which are guaranteed by the National Government; and (v) other receivables of the government from the GOCCs.

If the total level of actual revenues at the end of the immediately preceding year, including income from liquid assets such as, but not limited to, interest in cash deposits, short-term and bond investments, and other fund sources of the GOCC, exceed the corresponding projections considered in the formulation of the current year’s budgetary support program, the excess may be deducted from said program and the budgetary support may be reduced to the extent of such favorable result.

3. Payment of Compensation and Benefits. Payment of basic salaries, allowances, benefits and incentives by GOCCs shall be made in accordance with applicable laws, rules and regulations such as, but not limited to, P.D. No. 985, as amended, R.A. No. 6758, as amended, R.A. No. 10149, as amended, E.O. No. 36, s. 2017, Memorandum Order No. 20, s. 2001 and Corporate Compensation Circular No. 10 dated February 15, 1999. In addition, payment of separation or retirement benefits shall be computed in accordance with the rates, conditions, and procedure prescribed under existing separation or retirement laws, and such pertinent guidelines issued thereon.

4. Submission of Corporate Operating Budgets and Other Related Financial Statements. All GOCCs, including GFIs, whether or not receiving budgetary support from National Government, shall prepare their FY 2022 Corporate Operating Budgets (COBs) in accordance with E.O. No. 518, s. 1979 and the procedures and guidelines prescribed by the DBM. Said COBs, together with their supporting financial statements, shall be approved by their governing boards, and submitted to the Secretary of Budget and Management for review and evaluation as part of the budget process pursuant to Section 10, Chapter 4, Title XVII, Book IV of E.O. No. 292, s. 1987. The NEA, NPC and PNOC shall be governed further by the provisions of R.A. No. 7638.

JANUARY 3, 2022	OFFICIAL GAZETTE	733
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

5. Implementation of Infrastructure Projects. The respective heads of GOCCs shall comply with the restrictions on critical geo-hazard areas or no-build zones identified by the Mines and Geo Sciences Bureau and such other conditions provided under Section 28 of the General Provisions in this Act.

In the case of housing projects, the shelter agencies shall likewise adopt and promote the use of new and innovative housing technologies and materials to bring down the cost of housing and reduce any adverse impact of construction on the environment.

6. Remittance of Cash Dividends. Cash Dividends equivalent to at least fifty percent (50%) of the annual net earnings of GOCCs shall be remitted to the National Treasury as income of the General Fund pursuant to R.A. No. 7656.

7. Transparency Seal. To enhance transparency and enforce accountability, all GOCCs shall maintain a Transparency Seal to be posted on their websites. The Transparency Seal shall contain the following: (i) corporation’s mandates and functions, names of its officials with their position and designation, and its contact information; (ii) approved COB and corresponding targets including any amount of budgetary support from the National Government; (iii) budgetary adjustment; (iv) annual procurement plan/s and contracts awarded with the winning supplier, contractor or consultant; (v) major programs and projects categorized in accordance with the 0+10 point socioecomic agenda and their target beneficiaries; (vi) status of implementation, evaluation and/or assessment reports of said programs or projects; (vii) Budget and Financial Accountability Reports; (viii) People’s Freedom of Information (FOI) Manual signed by the head of agency, Agency Information Inventory, 2020 and 2021 FOI Summary Report, and 2020 and 2021 FOI Registry; and (ix) year-end financial reports and trial balances for the last three (3) fiscal years.

The respective heads of GOCCs and their web administrators or equivalent shall be responsible for ensuring compliance with this requirement.

The DBM shall post on its website the status of compliance of GOCCs.

8. Availability of Budgetary Support to GOCCs. The amounts appropriated herein as budgetary support to GOCCs shall be available for release and disbursement until December 31, 2022, subject to Section 68 of the General Provisions in this Act.

Any unexpended balance therefrom shall revert to the unappropriated surplus of the General Fund in accordance with Section 28, Chapter 4, Book VI of E.O. No. 292, s. 1987. Said reversion shall be subject to guidelines issued by the DBM.

9. Fund Releases. Funds appropriated herein shall be under the administration of the DBM and released directly to the recipient GOCCs through the BTr, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987. All requests for fund release either as subsidy or equity investment to GOCCs shall be included in the GOCCs’ COB duly approved by their respective governing boards.

10. Proceeds from the Exploration, Development and Exploitation of Energy Resources. The amount of Eight Billion Pesos (₱8,000,000,000) shall be used for the payment of stranded contract costs and stranded debts transferred to and assumed by the Power Sector Assets and Liabilities Management Corporation (PSALM), including anticipated shortfalls in accordance with Section 4 of R.A. No. 11371, sourced from the proceeds of the net national government share from the Malampaya Fund under Section 8 of P.D. No. 910.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O No. 292, s. 1987.

11. Tourism Promotions Fund. The amount of One Billion Seven Hundred Twenty Five Million Five Hundred Seventeen Thousand Pesos (1,725,517,000) shall be used for tourism promotions and marketing activities of the Tourism Promotions Board (TPB) sourced from the following and constituted into the Tourism Promotions Fund in accordance with Section 55 of R.A. No. 9593:

(a)	At least twenty five percent (25%) of the National Government Share from PAGCOR; and

(b)	At least twenty five percent (25%) of the National Government Share from international airports and seaports.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

12. Bangko Sentral ng Pilipinas Equity Infusion. The amount of Ten Billion Pesos (₱10,000,000,000) shall be used for the payment of increase in capitalization of the BSP pursuant to Section 2 of R.A. No. 7653, as amended by R.A. No. 11211.

13. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
BSGC - Others
1. Rest of Budgetary Support to Government-Owned and/or Controlled Corporations, subject to Section 35, Chapter 5, Book VI of E.O. No. 292 and Letter of Implementation No. 29		₱	28,606,000		₱	28,606,000

Sub-Total, BSGC-Others			28,606,000			28,606,000

TOTAL NEW APPROPRIATIONS		₱	28,606,000		₱	28,606,000

734	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	28,606

Total Maintenance and Other Operating Expenses	28,606

Total Current Operating Expenditures	28,606

TOTAL NEW APPROPRIATIONS	28,606

JANUARY 3, 2022	OFFICIAL GAZETTE	735
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

GENERAL SUMMARY

BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. DEPARTMENT OF AGRICULTURE
A.1. National Dairy Authority		₱	510,908,000		₱	510,908,000
A.2. National Food Authority			7,000,000,000			7,000,000,000
A.3. National Tobacco Authority			50,000,000			50,000,000
A.4. Philippine Coconut Authority			1,090,492,000			1,090,492,000
A.5. Philippine Fisheries Development Authority			4,308,058,000			4,308,058,000
A.6. Philippine Rice Research Institute			621,796,000			621,796,000
A.7. Sugar Regulatory Administration			712,260,000			712,260,000

Sub Total, DEPARTMENT OF AGRICULTURE			14,293,514,000			14,293,514,000

B. DEPARTMENT OF ENERGY
B.1. National Electrification Administration			2,100,850,000			2,100,850,000
B.2. National Power Corporation			846,309,000			846,309,000

Sub Total, DEPARTMENT OF ENERGY			2,947,159,000			2,947,159,000

C. DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES
C.1. LAGUNA LAKE DEVELOPMENT AUTHORITY			44,000,000			44,000,000

Sub Total, DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES			44,000,000			44,000,000

D. DEPARTMENT OF FINANCE
D.1. Philippine Crop Insurance Corporation			4,500,000,000			4,500,000,000
D.2. Philippine Tax Academy			95,140,000			95,140,000

Sub Total, DEPARTMENT OF FINANCE			4,595,140,000			4,595,140,000

E. DEPARTMENT OF HEALTH
E.1. Lung Center of the Philippines			683,997,000			683,997,000
E.2. National Kidney and Transplant Institute			1,633,442,000			1,633,442,000
E.3. Philippine Children’s Medical Center			1,502,391,000			1,502,391,000
E Philippine Health Insurance Corporation			79,990,955,000			79,990,955,000
E.5. Philippine Heart Center			1,887,827,000			1,887,827,000
E.6. Philippine Institute of Traditional and Alternative Health Care			165,930,000			165,930,000

Sub Total, DEPARTMENT OF HEALTH			85,864,542,000			85,864,542,000

F. DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT
F.1. National Home Mortgage Finance Corporation			1,000,000,000			1,000,000,000
F.2. National Housing Authority			5,175,603,000			5,175,603,000
F.3. Social Housing Finance Corporation			513,922,000			513,922,000

Sub Total, DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT			6,689,525,000			6,689,525,000

G. DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS
G.1. Local Water Utilities Administration			828,550,000			828,550,000

Sub Total, DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS			828,550,000			828,550,000

736	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

H. DEPARTMENT OF TOURISM
H.1. Tourism Infrastructure and Enterprise Zone Authority		186,296,000				186,296,000

Sub Total, DEPARTMENT OF TOURISM		186,296,000				186,296,000

I. DEPARTMENT OF TRADE AND INDUSTRY
I.1. Aurora Pacific Economic Zone and Freeport Authority		45,000,000				45,000,000
I.2. Center for International Trade Exposition and Missions		152,612,000				152,612,000
I.3. Small Business Corporation		2,000,000,000				2,000,000,000

Sub Total, DEPARTMENT OF TRADE AND INDUSTRY		2,197,612,000				2,197,612,000

J. DEPARTMENT OF TRANSPORTATION
J.1. Civil Aviation Authority of the Philippines		2,439,279,000				2,439,279,000
J.2. Light Rail Transit Authority		1,018,152,000				1,018,152,000
J.3. Philippine National Railways		1,433,000,000				1,433,000,000

Sub Total, DEPARTMENT OF TRANSPORTATION		4,890,431,000				4,890,431,000

K. NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY
K.1. Philippine Institute for Development Studies		259,455,000				259,455,000

Sub Total, NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY		259,455,000				259,455,000

L. PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE
L.1. Intercontinental Broadcasting Corporation		73,689,000				73,689,000
L.2. People’s Television Network Incorporated		104,944,000				104,944,000

Sub Total, PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE		178,633,000				178,633,000

M. OTHER EXECUTIVE OFFICES
M.1. Authority of the Freeport Area of Bataan				191,260,000		191,260,000
M.2. Bases Conversion and Development Authority		2,487,346,000				2,487,346,000
M.3. Cagayan Economic Zone Authority				228,844,000		228,844,000
M.4. Credit Information Corporation		121,990,000				121,990,000
M.5. Cultural Center of the Philippines		450,913,000				450,913,000
M.6. Development Academy of the Philippines		614,417,000				614,417,000
M.7. National Irrigation Administration		31,468,839,000				31,468,839,000
M.8. Philippine Center for Economic Development		241,378,000				241,378,000
M.9. Philippine Postal Corporation		515,256,000				515,256,000
M.10. Southern Philippines Development Authority		76,000,000				76,000,000
M.11. Subic Bay Metropolitan Authority		601,668,000				601,668,000
M.12. Zamboanga City Special Economic Zone Authority		45,061,000		253,389,000		298,450,000

Sub Total, OTHER EXECUTIVE OFFICES		36,622,868,000		673,493,000		37,296,361,000

N. BSGC - OTHERS		28,606,000				28,606,000

TOTAL NEW APPROPRIATIONS, BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS	₱	159,626,331,000	₱	673,493,000	₱	160,299,824,000

JANUARY 3, 2022	OFFICIAL GAZETTE	737
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

XXXVII. ALLOCATIONS TO LOCAL GOVERNMENT UNITS

A. METROPOLITAN MANILA DEVELOPMENT AUTHORITY

For subsidy requirements and operations, including locally-funded and foreign-assisted projects, in accordance with the programs indicated hereunder	₱	5,672,038,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
Operations	₱	58,941,000	₱	2,929,299,000	₱	2,683,798,000	₱	5,672,038,000

METROPOLITAN MANILA SOLID WASTE MANAGEMENT PROGRAM				2,289,973,000		714,521,000		3,004,494,000
METROPOLITAN MANILA TRAFFIC MANAGEMENT PROGRAM				360,437,000		897,000,000		1,257,437,000
METROPOLITAN MANILA FLOOD CONTROL PROGRAM		58,941,000		278,889,000		1,072,277,000		1,410,107,000

TOTAL NEW APPROPRIATIONS	₱	58,941,000	₱	2,929,299,000	₱	2,683,798,000	₱	5,672,038,000

Special Provision(s)

1. Operating Requirements of the Metropolitan Manila Development Authority. All income and revenues collected by the MMDA from all sources, including the national tax allotment and the mandatory remittances of component LGUs shall be used to cover all of its operating requirements. The subsidy appropriated in this Act for MMDA shall be used only to augment any deficiency from its income and revenues to cover valid and authorized expenditures.

The MMDA shall submit to the DBM, the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document, an annual report on financial and physical accomplishments. The Chairperson of MMDA and the Authority’s web administrator or his/her equivalent shall be responsible for ensuring that said report shall likewise be posted on the MMDA website.

2. Cost Allocation of Flood Control Projects. In the implementation of flood control projects, the MMDA shall conform with the master plan approved by the Metro Manila Council and shall adopt the cost allocation being used by DPWH for its flood control projects.

3. Promotion of People Mobility. The MMDA shall promote people mobility through road sharing projects and activities as well as the use of non-motorized modes of transportation. The amount appropriated herein for Traffic Management Program shall be used to cover the funding requirements for the promotion of people mobility.

4. Release of Fund. The amounts appropriated herein shall be released to the MMDA upon submission to the DBM, not later than November 15 of the preceding year, its detailed and consolidated operating budget for the current fiscal year. The detailed and consolidated operating budget shall reflect the MMDA’s income and revenues from all sources, including its national tax allotment and the mandatory remittances of component LGUs, as well as its projected expenditures, targeted program, activities and projects.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

738	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PROGRAMS
Operations	₱	58,941,000	₱	2,929,299,000	₱	2,683,798,000	₱	5,672,038,000

Ecological, safe and efficient solid waste disposal and management ensured				2,289,973,000		714,521,000		3,004,494,000

METROPOLITAN MANILA SOLID WASTE MANAGEMENT PROGRAM				2,289,973,000		714,521,000		3,004,494,000

Solid waste disposal and management of designated Sanitary Landfill facilities for the payment of disposal fees				1,989,973,000				1,989,973,000
Project(s)
Locally-Funded Project(s)				300,000,000				300,000,000

Installation of Garbage Traps in Metro Manila Waterways				300,000,000				300,000,000
Foreign-Assisted Project(s)						714,521,000		714,521,000

Metro Manila Flood Management Project Phase 1 Component 2 Minimizing Solid Waste in Waterways and Component 4 Project Management and Coordination						714,521,000		714,521,000

Loan Proceeds						643,069,000		643,069,000
GOP Counterpart						71,452,000		71,452,000
Safe and smooth flow of traffic in Metro Manila thoroughfares assured				360,437,000		897,000,000		1,257,437,000

METROPOLITAN MANILA TRAFFIC MANAGEMENT PROGRAM				360,437,000		897,000,000		1,257,437,000

Operations and maintenance of various transport facilities and infrastructures				59,775,000				59,775,000
Project(s)
Locally-Funded Project(s)				300,662,000		897,000,000		1,197,662,000

NCR Communication and Command Center (NCR-CCC)						300,000,000		300,000,000
Supply and Installation of Fiber Optic Communication Network						72,000,000		72,000,000
LED Solar Powered Streetlights along C-5						350,000,000		350,000,000
LED Solar Powered Streetlights along Roxas Blvd.						175,000,000		175,000,000
MMDA Roadside Maintenance Program - Out-of-School Youth Towards Economic Recovery Program (OYSTERS)				180,574,000				180,574,000
Operation and Maintenance of the Traffic Discipline Office - Traffic Personnel				45,140,000				45,140,000

JANUARY 3, 2022	OFFICIAL GAZETTE	739
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

Operation of Pasig River Ferry Service		74,948,000		74,948,000
Flood mitigation assured	58,941,000	278,889,000	1,072,277,000	1,410,107,000

METROPOLITAN MANILA FLOOD CONTROL PROGRAM	58,941,000	278,889,000	1,072,277,000	1,410,107,000

Flood control and management personnel	58,941,000			58,941,000
Operation and maintenance of various flood control structures, facilities, equipment and waterways		278,889,000		278,889,000
Project(s)
Locally-Funded Project(s)			1,072,277,000	1,072,277,000

Dredging of Libertad Channel (Phase II), Pasay City			15,000,000	15,000,000
Dredging of Maricaban Creek, Pasay City			8,508,000	8,508,000
Deepening of Tripa-Maricaban Retarding Pond, Pasay City			10,000,000	10,000,000
Desilting of Calatagan Creek, District I, Makati City			5,000,000	5,000,000
Dredging/Desilting of Maricaban Creek, District I, Makati City			13,508,000	13,508,000
Improvement/Rehabilitation of Fence along Estero Tripa de Gallina (Phase III) District I, Makati City			15,000,000	15,000,000
Dredging of Makati-Pateros River, District II, Makati City			28,508,000	28,508,000
Desilting of San Jose Creek, District II, Makati City			5,000,000	5,000,000
Drainage Improvement/Construction of Reinforced Concrete Box Culvert (RCBC) along Masinop St., Quezon St., and Vicinity, Tondo, District I, Manila (Phase II)			23,000,000	23,000,000
Drainage Improvement/Declogging along Patria St. and Rodriguez St. within Vicinity of Brgy. 144, Zone 12, Balut, Tondo, District I, Manila			5,500,000	5,500,000
Drainage/Declogging along Road-10, MICT Road and Vicinity, Tondo, District I, Manila			5,000,000	5,000,000

740	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Rehabilitation/Bank Improvement of Estero de Magdalena, Tondo, District II, Manila	23,500,000	23,500,000
Drainage Improvement & Maintenance along Laguna St., Batangas St., Tomas Mapua St. and Vicinity, Tondo, District II, Manila	5,000,000	5,000,000
Rehabilitation/Declogging along Tayuman St., F. Yuseco St., Estero de San Lazaro and Vicinity, Tondo, District II, Manila	5,000,000	5,000,000
Improvement of Marala River, Navotas City	15,507,000	15,507,000
Improvement of Navotas River, Navotas City (Phase I)	18,000,000	18,000,000
Improvement of Catmon Creek & Vicinity, Malabon City	13,510,000	13,510,000
Improvement of Catmon Retarding Pond, Malabon City	20,000,000	20,000,000
Improvement/Maintenance of Drainage System along Arlegui Street and Vicinities, Quiapo, District III, Manila	15,000,000	15,000,000
Improvement/Maintenance of Drainage System along Dasmariñas Street and Vicinities, Binondo, District III, Manila	4,260,000	4,260,000
Improvement/Maintenance of Drainage System along Lacson Avenue and Vicinities, Sta. Cruz, District III, Manila	10,000,000	10,000,000
Improvement/Maintenance of Drainage System along Reina Regente Street and Vicinities, Binondo, District III, Manila	4,260,000	4,260,000
Improvement/Maintenance of Drainage System along Dapitan, Laon Laan & Dimasalang Streets, Sampaloc, District IV, Manila	8,510,000	8,510,000
Improvement/Maintenance of Drainage System along Ramon Magsaysay Blvd. and Vicinities, Sampaloc, District IV, Manila	5,000,000	5,000,000
Improvement/Maintenance of Drainage System along Quintos Street and Vicinities, Sampaloc, District IV, Manila	5,000,000	5,000,000
Improvement/Maintenance of Drainage System along Manrique Street and Vicinities, Sampaloc, District IV, Manila	5,000,000	5,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	741
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

Improvement/Maintenance of Estero De Valencia and Vicinities, Sampaloc, District IV, Manila	10,000,000	10,000,000
Construction of Retarding Pond along EDSA (near Gate 2-Camp Aguinaldo), District III, Quezon City	7,000,000	7,000,000
Construction of Retarding Pond along EDSA (near Gate 3-Camp Aguinaldo), District III, Quezon City	7,000,000	7,000,000
Drainage Improvement along Katipunan Ave. and its Vicinities, District III, Quezon City	13,510,000	13,510,000
Improvement of Duyan-Duyan Creek and its Vicinities, District III, Quezon City	6,000,000	6,000,000
Improvement of Makiling Creek and its Vicinities, District IV, Quezon City	5,000,000	5,000,000
Improvement of Valencia Creek and its Vicinities, District IV, Quezon City	5,000,000	5,000,000
Drainage Improvement along Aurora Blvd. and its Vicinities, District IV, Quezon City	5,510,000	5,510,000
Improvement of San Juan River and its Vicinities, District IV, Quezon City	10,000,000	10,000,000
Drainage Improvement along Sct. Fuentebella and its Vicinities, District IV, Quezon City	8,000,000	8,000,000
Drainage Improvement at Brgy. Project 6, District I, Quezon City	13,510,000	13,510,000
Drainage Improvement at Brgy. Damayan, District I, Quezon City	10,000,000	10,000,000
Drainage Improvement at Brgy. Bahay Toro, District I, Quezon City	10,000,000	10,000,000
Improvement of Tributary of Marikina River, District II, Quezon City	10,000,000	10,000,000
Drainage Improvement at Brgy. Payatas, District II, Quezon City	13,510,000	13,510,000
Drainage Improvement at Brgy. Batasan Hills, District II, Quezon City	10,000,000	10,000,000
Drainage Improvement at Brgy. Capri, District V, Quezon City	13,510,000	13,510,000
Drainage Improvement at Nagkaisang Nayon, District V, Quezon City	20,000,000	20,000,000

742	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Improvement of Mendez Creek, District VI, Quezon City	18,510,000	18,510,000
Drainage Improvement of Brgy. Talipapa, District VI, Quezon City	15,000,000	15,000,000
Rehabilitation of Maytunas Creek, Mandaluyong City	10,000,000	10,000,000
Drainage Improvement, Brgy. Mabini - J. Rizal, Mandaluyong City	5,000,000	5,000,000
Drainage Improvement, Brgy. Poblacion, Mandaluyong City	8,510,000	8,510,000
Drainage Improvement, Brgy. Addition Hills, Mandaluyong City	10,000,000	10,000,000
Rehabilitation of Ermitaño Creek, San Juan City	13,510,000	13,510,000
Rehabilitation of Maytunas Creek, San Juan City	10,000,000	10,000,000
Drainage Improvement, Brgy. Pasadeña, San Juan City	5,000,000	5,000,000
Drainage Improvement, Brgy. Pedro Cruz, San Juan City	5,000,000	5,000,000
Rehabilitation of Pateros River, District I, Taguig-Pateros	10,000,000	10,000,000
Drainage Improvement, Brgy. Ususan, District I, Taguig-Pateros	5,000,000	5,000,000
Drainage Improvement, Brgy. San Roque, District I, Taguig-Pateros	5,000,000	5,000,000
Drainage Improvement, Brgy. Napindan, District I, Taguig-Pateros	13,510,000	13,510,000
Rehabilitation of Maricaban Creek, Taguig City	13,510,000	13,510,000
Rehabilitation of Sapang Malaki Creek, Taguig City	10,000,000	10,000,000
Drainage Improvement, Brgy. Western Bicutan, Taguig City	10,000,000	10,000,000
Deepening along Roxas East Open Canal, ASEANA Macapagal, Brgy. Baclaran, District I, Parañaque City	10,000,000	10,000,000
Improvement along Coastal Open Canal, Brgy. Tambo-Don Galo, District I, Parañaque City	8,000,000	8,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	743
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

Improvement along Ibayo Creek, Brgy. Sto. Niño, District I, Parañaque City	7,000,000	7,000,000
Improvement along Libjo Creek, Brgy. Sto. Niño, District I, Parañaque City	8,507,000	8,507,000
Deepening along Villanueva Creek, Brgy. BF Homes, District II, Parañaque City	10,000,000	10,000,000
Improvement along Villanueva Creek and Tributaries, UPS V, Brgy. San Isidro, District II, Parañaque City	8,507,000	8,507,000
Improvement along Sapang Buwaya Creek, (Upstream Portion), Better Living Subdivision, Brgy. Marcelo Green, District II, Parañaque City	8,000,000	8,000,000
Desilting/Riprapping along Merville Creek, Brgy. Merville, District II, Parañaque City	7,000,000	7,000,000
Drainage Improvement along J. Tionquiao Road and Vicinity, Brgy. Manuyo Dos, Las Piñas City	15,000,000	15,000,000
Drainage Improvement along Exodus Road Corner Canaynay Road and Vicinities, Brgy. Manuyo Dos, Las Piñas City	10,000,000	10,000,000
Desilting/Riprapping along Almanza Creek and Tributaries, Brgy. Almanza Dos, Las Piñas City	8,507,000	8,507,000
Drainage Improvement at Dabees Compound and Vicinities, Brgy. Alabang, Muntinlupa City	10,000,000	10,000,000
Improvement along Poblacion River (Upstream Portion), Brgy. Poblacion, Muntinlupa City	5,000,000	5,000,000
Drainage Improvement along NIA Road and Vicinities, San Guillermo, Brgy. Putatan, Muntinlupa City	18,507,000	18,507,000
Rehabilitation/Improvement and Maintenance of Drainage System along Taft Avenue and Vicinities, District V, Manila	15,000,000	15,000,000
Rehabilitation/Improvement and Maintenance of Drainage System along Pedro Gil St. and Vicinities, Paco, District V, Manila	18,507,000	18,507,000

744	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Rehabilitation/Improvement and Maintenance of Drainage System along Pedro Gil Street and Vicinities, Sta. Ana, District VI, Manila	10,000,000	10,000,000
Rehabilitation/Improvement and Maintenance of Drainage System along Anonas St. and Vicinities, Sta. Mesa, District VI, Manila	8,510,000	8,510,000
Rehabilitation/Improvement and Maintenance of Drainage System along Magsaysay Blvd. and Vicinities, Sta. Mesa, District VI, Manila	15,000,000	15,000,000
Drainage Improvement along Kaagapay Road and Vicinities, District I, Caloocan City	20,000,000	20,000,000
Improvement along Bagumbong Creek, District I, Caloocan City	13,510,000	13,510,000
Drainage Improvement along 8th Avenue and Vicinities, District II, Caloocan City	10,510,000	10,510,000
Drainage Improvement along B. Santos St. and Vicinities, District II, Caloocan City	8,000,000	8,000,000
Drainage Improvement along Dagat-Dagatan St. and Vicinities, District II, Caloocan City	15,000,000	15,000,000
Improvement along Punturin Creek, District I, Valenzuela City	10,000,000	10,000,000
Improvement along Sapang Bakaw Creek, District I, Valenzuela City	10,000,000	10,000,000
Improvement along Santolan River, District I, Valenzuela City	13,510,000	13,510,000
Improvement along Arkong Bato Creek, District II, Valenzuela City	12,000,000	12,000,000
Improvement along Serrano Creek, District II, Valenzuela City	9,510,000	9,510,000
Improvement along Hapay Na Manga Creek, District II, Valenzuela City	12,000,000	12,000,000
Improvement/Rehabilitation of San Agustin Pumping Station and Floodgates, Pasig City	20,000,000	20,000,000
Rehabilitation/Restoration of Lanuza Creek, Brgy. San Antonio, Pasig City	13,507,000	13,507,000
Drainage Improvement in Midtown Subdivision Vicinity, Marikina City	15,000,000	15,000,000
Drainage Improvement in Twinville Subdivision Vicinity, Marikina City	18,507,000	18,507,000
Improvement of Concepcion Creek, Marikina City	18,507,000	18,507,000

JANUARY 3, 2022	OFFICIAL GAZETTE	745
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

Improvement of Tumana Creek, Marikina City			15,000,000	15,000,000

Sub-total, Operations	58,941,000	2,929,299,000	2,683,798,000	5,672,038,000

TOTAL NEW APPROPRIATIONS	P 58,941,000	P 2,929,299,000	P 2,683,798,000	P 5,672,038,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	45,401

Total Permanent Positions	45,401

Other Compensation Common to All
Personnel Economic Relief Allowance	2,736
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	684
Mid-Year Bonus - Civilian	3,783
Year End Bonus	3,783
Cash Gift	570
Productivity Enhancement Incentive	570
Step Increment	114

Total Other Compensation Common to All	12,480

Other Benefits
PAG-IBIG Contributions	137
PhilHealth Contributions	786
Employees Compensation Insurance Premiums	137

Total Other Benefits	1,060

Total Personnel Services	58,941

Maintenance and Other Operating Expenses
Travelling Expenses	18
Supplies and Materials Expenses	362,811
Utility Expenses	80,824
Communication Expenses	360
Demolition/Relocation and Desilting/
Dredging Expenses	1,000
Professional Services	318,472
General Services	2,050,410

746	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Repairs and Maintenance	107,079
Taxes, Insurance Premiums and Other Fees	2,800
Other Maintenance and Operating Expenses
Advertising Expenses	125
Representation Expenses	100
Rent/Lease Expenses	5,000
Litigation/Acquired Assets Expenses	200
Other Maintenance and Operating Expenses	100

Total Maintenance and Other Operating Expenses	2,929,299

Total Current Operating Expenditures	2,988,240

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	1,786,798
Machinery and Equipment Outlay	897,000

Total Capital Outlays	2,683,798

TOTAL NEW APPROPRIATIONS	5,672,038

B. SPECIAL SHARES OF LOCAL GOVERNMENT UNITS IN THE PROCEEDS OF NATIONAL TAXES

For apportionment of the shares of local government units in the proceeds of other national taxes in accordance with the purposes as indicated hereunder	₱	26,256,956,000

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
TOTAL NEW APPROPRIATIONS		₱	26,256,956,000		₱	26,256,956,000

Special Provision(s)

1. National Tax Allotment of Local Government Units. The National Tax Allotment is automatically appropriated for the LGU share in the national taxes in accordance with Section 4 of R.A. No. 9358 and shall be allocated pursuant to Section 285 of R.A. No. 7160, and the General Provisions of this Act.

2. Shares in National Wealth. The amount of Five Billion Six Hundred Thirty Nine Million Six Hundred Seven Thousand Pesos (₱5,639,607,000) appropriated herein for the LGU share in mining taxes, royalties from mineral reservations, forestry charges, and fees and revenues collected from energy resources in the utilization and development of national wealth, including prior years, shall be subject to the following:

(a) Use - in accordance with Section 294 of R.A. No. 7160;

(b) Allocation - pursuant to Section 292 of R.A. No. 7160; and

(c) Release - upon certification of actual collections by the revenue collecting agencies concerned and remittance to the BTr.

3. Shares in Excise Taxes from Locally Manufactured Virginia-type Cigarettes. The amount of Fifteen Billion Ten Million Five Hundred Eighty Two Thousand Pesos (₱15,010,582,000) is appropriated herein for the LGU share in excise taxes from locally manufactured Virginia-type cigarettes.

The allocation, release, and utilization of the herein LGU share in excise taxes from locally manufactured Virginia-type cigarettes shall be subject to the provisions of R.A. No. 11346, as implemented by DA-DBM-National Tobacco Administration (NTA) J.M.C. No. 2020-1 dated June 25, 2020, and other guidelines to be issued for the purpose.

4. Shares in Excise Taxes from Burley and Native Tobacco Products. The amount of Four Billion Pesos (₱4,000,000,000) is appropriated herein for the LGU share in excise taxes from burley and native tobacco products.

JANUARY 3, 2022	OFFICIAL GAZETTE	747
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

The allocation, release, and utilization of the herein LGU share in excise taxes from burley and native tobacco products shall be subject to the provisions of R.A. No. 11346, as implemented by DA-DBM-NTA J.M.C. No. 2020-1 dated June 25, 2020, and other guidelines to be issued for the purpose.

5. Shares in Incremental Collections from Value-Added Tax. The amount of One Billion Six Hundred Two Million Sixteen Thousand Pesos (₱1,602,016,000) appropriated herein for the LGU share in incremental collections from value-added tax authorized under R.A. Nos. 7643 and 8424 shall be subject to the following:

(a) Allocation - in accordance with Section 150 of R.A. No. 7160, as implemented by DBM-DOF-DILG J.C. No. 1-02 dated February 6, 2002; and

(b) Release - upon certification of actual collections by the BIR and remittance to the BTr.

6. Shares in Gross Income Tax Paid by all Businesses and Enterprises within the Economic Zones. The amount of Four Million Seven Hundred Fifty One Thousand Pesos (₱4,751,000) appropriated herein for the LGU share in the gross income tax paid by all businesses and enterprises located within the economic zones shall be subject to the following:

(a) Allocation - in accordance with the provisions of R.A. No. 7922; and

(b) Release - upon certification of actual collections by the BIR and actual remittance to the BTr.

7. Direct Release of all Local Government Unit Shares. The national tax allotment, and all LGU shares appropriated herein, shall be released directly by the BTr to the beneficiary LGUs through authorized government servicing banks.

The LGU shall submit quarterly reports on the utilization of the LGU shares through other electronic means and LGU’s website.

The LGU shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Allocation to Local Government Units
Special Shares of LGUs in the Proceeds of National Taxes		₱	26,256,956,000		₱	26,256,956,000

Share in Tobacco Excise Tax Pursuant to R.A. No. 7171 (Virginia Tobacco)			15,010,582,000			15,010,582,000
Share in Tobacco Excise Tax Pursuant to R.A. No. 8240, as amended by R.A. No. 10351 (Burley and Native Tobacco)			4,000,000,000			4,000,000,000
Share in the Utilization and Development of National Wealth under R.A. No. 7160 and R.A. No. 9513			5,639,607,000			5,639,607,000
Share in the Gross Income Taxes paid by all Businesses and Enterprises within the ECOZONES pursuant to R.A. No. 7922			4,751,000			4,751,000
Share in Incremental Collections from Value Added Tax pursuant to R.A. Nos. 7643 and 8424			1,602,016,000			1,602,016,000

TOTAL NEW APPROPRIATIONS		₱	26,256,956,000		₱	26,256,956,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

748	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	26,256,956

Total Maintenance and Other Operating Expenses	26,256,956

TOTAL NEW APPROPRIATIONS	26,256,956

C. LOCAL GOVERNMENT SUPPORT FUND

For financial subsidy to local government units, as indicated hereunder	₱	17,964,996,000

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
TOTAL NEW APPROPRIATIONS		₱	17,964,996,000		₱	17,964,996,000

Special Provision(s)

1. Conditional Matching Grant to Provinces for Road and Bridge Rehabilitation, Upgrading and Improvement. The amount of Five Hundred Million Pesos (₱500,000,000) appropriated herein for the Conditional Matching Grant to Provinces (CMGP) shall be used for road and bridge rehabilitation, upgrading and improvement of the provinces identified hereunder:

REGION	PROVINCE	AMOUNT
		(In thousand pesos)
CAR	IFUGAO	30,000
II	QUIRINO	30,000
	AURORA	30,000
III	BULACAN	20,000
	ZAMBALES	30,000
IV-A	CAVITE	30,000
	RIZAL	30,000
VIII	SOUTHERN LEYTE	30,000
	CAMIGUIN	30,000
X	LANAO DEL NORTE	30,000
	MISAMIS OCCIDENTAL	30,000
XI	DAVAO DEL NORTE	30,000
	DAVAO DEL SUR	30,000
CARAGA	AGUSAN DEL NORTE	30,000
	SURIGAO DEL SUR	30,000
BARMM	SULU	30,000
	TAWI-TAWI	30,000

	TOTAL	500,000

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, page 813, R.A. No. 11639)

2. Financial Assistance to Local Government Units and Support for Capital Outlays and Social Programs. The amount appropriated herein includes Five Billion Five Hundred Eighty Three Million Three Hundred Ninety Six Thousand Pesos (₱5,583,396,000) for financial assistance to LGUs and Five Billion Seven Million Six Hundred Thousand Pesos (₱5,007,600,000) for support for Capital Outlays and social programs to LGUs, except for LGUs under the BARMM, for the following projects: (i) construction, concreting, rehabilitation, repair or improvement of any of the following: (a) local roads and/or bridges; (b) public markets; (c) slaughterhouses;

JANUARY 3, 2022	OFFICIAL GAZETTE	749
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

(d) multi-purpose buildings/halls/facility including daycare center; (e) auditorium stage; (f) perimeter fence; (g) multi-purpose pavements; (h) drainage canals; (i) sea wall or river wall; (j) water system projects including level 1 or stand-alone water points; (k) evacuation centers; (l) public parks/eco-tourism parks; (m) fish ports; (n) pos-tharvest. facilities composed of ice plant and cold storage facilities; and (o) protected bike lanes and better pedestrian infrastructure; (ii) purchase of ambulance, trucks, mini dump trucks, or multicabs; (iii) purchase of medical/rescue/disaster-related equipment; (iv) street lighting or barangay electrification; (v) purchase and installation of Closed-Circuit Television (CCTV) Surveillance System ; and (vi) assistance to indigent individuals or families in any of the following forms: (a) medical; (b) burial; (c)transportation; (d) food assistance; (e) cash for work; and (f) educational assistance.

Disbursement and utilization by the LGUs shall be subject to the pertinent provisions of R.A. No. 9184, applicable accounting, budgeting, and auditing rules and regulations, and such other guidelines to be issued for the purpose.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, page 813, R.A. No. 11639)

3. Support to the Barangay Development Program of the National Task Force to End Local Communist Armed Conflict. The amount of Five Billion Six Hundred Twenty Four Million Pesos (₱5,624,000,000) appropriated herein shall be used for the implementation of various support programs of the National Task Force to End Local Communist Armed Conflict (NTF-ELCAC) for the One Thousand Four Hundred Six (1,406) cleared barangays as listed in the herein attached summary and certified by the NTF-ELCAC: Provided, That each cleared barangay shall be allocated with an amount not exceeding Twenty Million Pesos (₱20,000,000) to be used for the following projects: (i) farm-to-market road; (ii) school building; (iii) water and sanitation system; (iv) health stations; and (v) electrification.

Release of funds shall be subject to the guidelines to be issued by the DBM, in coordination with the NTF-ELCAC.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, pages 813-814, R.A. No. 11639)

4. Growth Equity Fund. The amount of One Billion Two Hundred Fifty Million Pesos (₱1,250,000,000) appropriated herein shall be used as financial assistance to the identified poor, disadvantaged, and lagging LGUs for the implementation of priority projects to gradually enable the full and efficient implementation of the functions and services of concerned local government units as provided under Section 17 of the Local Government Code.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, page 814, R.A. No. 11639)

5. Availability of Financial Assistance to Local Government Units. The amounts appropriated as financial assistance to LGUs shall be released during the fiscal year to be deposited in a trust fund and shall be made available for disbursement for the purpose specified until December 31, 2023.

After the end of validity period, any unreleased appropriations shall lapse, while undisbursed funds shall revert to the unappropriated surplus of the General Fund in accordance with Section 28, Chapter 4, Book VI of E.O. No. 292, s. 1987.

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Allocation to Local Government Units
Local Government Support Fund		₱	17,964,996,000		₱	17,964,996,000

Conditional Matching Grant to Provinces for Road and Bridge Rehabilitation, Upgrading and Improvement			500,000,000			500,000,000
Financial Assistance to Local Government Units and Support for Capital Outlays and Social Programs			10,590,996,000			10,590,996,000
Support to the Barangay Development Program of the National Task Force to End Local Communist Armed Conflict (NTF-ELCAC)			5,624,000,000			5,624,000,000
Growth Equity Fund			1,250,000,000			1,250,000,000

TOTAL NEW APPROPRIATIONS		₱	17,964,996,000		₱	17,964,996,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

750	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	17,964,996

Total Maintenance and Other Operating Expenses	17,964,996

TOTAL NEW APPROPRIATIONS	17,964,996

D. SPECIAL SHARES OF LOCAL GOVERNMENT UNITS IN THE PROCEEDS OF FIRE CODE FEES

For the operation and maintenance of local fire stations, as indicated hereunder	₱	629,492,000

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
TOTAL NEW APPROPRIATIONS		₱	629,492,000		₱	629,492,000

Special Provision(s)

1. Use and Release of Local Government Unit Shares in the Fire Code Fees. The amount of Six Hundred Twenty Nine Million Four Hundred Ninety Two Thousand Pesos (P629,492,000) appropriated herein for the LGU shares in the taxes, fees and fines collected by the Bureau of Fire Protection pursuant to Section 13 of R.A. No. 9514 shall be used by the LGUs for the operation and maintenance of local fire stations. The amounts shall be released in accordance with DOF-DBM-DILG J.C. No. 2015-1 dated February 12, 2015.

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Allocation to Local Government Units
Special Shares of LGUs in the Proceeds of Fire Code Fees		₱	629,492,000		₱	629,492,000

Share in Fire Code Fees pursuant to R.A. No. 9514 (Revised Fire Code)			629,492,000			629,492,000

TOTAL NEW APPROPRIATIONS		₱	629,492,000		₱	629,492,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy						629,492

JANUARY 3, 2022	OFFICIAL GAZETTE	751
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

TOTAL MAINTENANCE AND OTHER OPERATING EXPENSES	629,492

TOTAL NEW APPROPRIATIONS	629,492

E. BARANGAY OFFICIALS DEATH BENEFITS

For payment of death benefits of barangay officials who died during their term of office as indicated hereunder	₱	50,000,000

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
TOTAL NEW APPROPRIATIONS		₱	50,000,000		₱	50,000,000

Special Provision(s)

1. Payment of Barangay Officials Death Benefits. The amount of Fifty Million Pesos (₱50,000,000) appropriated herein shall be used for the payment of death benefits to barangay officials, namely: the punong barangay, regular and ex-officio members of the sangguniang barangay, including Indigenous People representatives, barangay secretary and treasurer, who died during their term of office.

Release of funds shall be made through the DILG.

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Allocation to Local Government Units
Barangay Officials Death Benefits		₱	50,000,000		₱	50,000,000

For payment of Death Benefits of Barangay Officials Namely: the Punong Barangay, Regular and Ex-officio Members of the Sangguniang Barangay, including Indigenous People Representatives, Barangay Secretary and Treasurer, who died during their term of office			50,000,000			50,000,000

TOTAL NEW APPROPRIATIONS		₱	50,000,000		₱	50,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	50,000

752	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Total Maintenance and Other Operating Expenses	50,000

TOTAL NEW APPROPRIATIONS	50,000

F. BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO

For financial subsidy to local government units, as indicated hereunder	₱	7,788,032,000

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
TOTAL NEW APPROPRIATIONS		₱	7,788,032,000		₱	7,788,032,000

Special Provision(s)

1. Annual Block Grant. The amount of Sixty Six Billion Nine Hundred Sixty Three Million Six Hundred Thirty Five Thousand Pesos (₱66,963,635,000) is automatically appropriated for the share of the BARMM in the national internal revenue tax collections of the BIR and the collections of the BOC in accordance with Sections 15 to 18, Article XII of R.A. No. 11054.

2. Special Development Fund. The amount of Five Billion Pesos (₱5,000,000,000) is appropriated for the rebuilding, rehabilitation, and development of the conflict-affected communities in the BARMM in accordance with Section 2, Article XIV of R.A. No. 11054.

Release of funds shall be subject to submission of the Bangsamoro Development Plan (BDP) adopted by the Bangsamoro Government, and the utilization thereof shall be in accordance with the BDP, as provided in Section 6, Article XIII of R.A. No. 11054.

3. Share in Taxes, Fees and Charges Collected in the Bangsamoro Autonomous Region. The amount of Two Billion Seven Hundred Eighty Eight Million Thirty Two Thousand Pesos (₱2,788,032,000) appropriated herein for the shares of the BARMM in taxes, fees and charges under Section 10, Article XII of R.A. No. 11054 shall be subject to the following:

(a) Allocation - in accordance with Section 10(a) and (b), Article XII of R.A. No. 11054, which states that twenty-five percent (25%) shall pertain to the National Government share and seventy-five percent (75%) shall be the share of the Bangsamoro Government, inclusive of the shares of the constituent LGUs: Provided That for the first ten (10) years from the effectivity of the said law, the twenty-five percent (25%) share of the National Government shall accrue to the Bangsamoro Government; and

(b) Release - upon certification of actual collections by the revenue collecting agencies concerned and remittance to the BTr.

4. Direct Release of Bangsamoro Autonomous Region in Muslim Mindanao Shares. The amount of shares appropriated herein shall be released directly by the BTr to the BARMM Government through an authorized government servicing bank, subject to cash programming by the National Government.

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Allocation to Local Government Units
Bangsamoro Autonomous Region in Muslim Mindanao		₱	7,788,032,000		₱	7,788,032,000

Special Development Fund			5,000,000,000			5,000,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	753
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

Share in National Taxes		2,788,032,000		2,788,032,000

TOTAL NEW APPROPRIATIONS	₱	7,788,032,000	₱	7,788,032,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	7,788,032

TOTAL MAINTENANCE AND OTHER OPERATING EXPENSES	7,788,032

TOTAL NEW APPROPRIATIONS	7,788,032

754	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

GENERAL SUMMARY

ALLOCATIONS TO LOCAL GOVERNMENT UNITS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. METROPOLITAN MANILA DEVELOPMENT AUTHORITY	₱	58,941,000	₱	2,929,299,000	₱	2,683,798,000	₱	5,672,038,000
B. SPECIAL SHARES OF LGUS IN THE PROCEEDS OF NATIONAL TAXES				26,256,956,000				26,256,956,000
C. LOCAL GOVERNMENT SUPPORT FUND				17,964,996,000				17,964,996,000
D. SPECIAL SHARES OF LGUS IN THE PROCEEDS OF FIRE CODE FEES				629,492,000				629,492,000
E. BARANGAY OFFICIALS DEATH BENEFITS				50,000,000				50,000,000
F. BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)				7,788,032,000				7,788,032,000

TOTAL NEW APPROPRIATIONS, ALLOCATIONS TO LOCAL GOVERNMENT UNITS	₱	58,941,000	₱	55,618,775,000	₱	2,683,798,000	₱	58,361,514,000

JANUARY 3, 2022	OFFICIAL GAZETTE	755
CONTINGENT FUND

XXXVIII. CONTINGENT FUND

Fund subsidies for contingencies	₱	7,000,000,000

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
TOTAL NEW APPROPRIATIONS		₱	4,500,000,000	₱	2,500,000,000	₱	7,000,000,000

Special Provision(s)

1. Contingent Fund. The amount of Seven Billion Pesos (₱7,000,000,000) appropriated herein shall cover the funding requirements of new or urgent activities or projects of national government agencies, GOCCs, and LGUs that need to be implemented or paid during the year, such as, but not limited to the following: (i) legal obligation of the government arising from final and executory decisions of competent authorities, such as compromise agreements, arbitral awards, mediation settlement agreement, and professional services in connection thereto; (ii) requirements of newly created offices; or (iii) deficiencies in the appropriations for local and external travels of the President of the Philippines.

In no case shall this Fund be used for the purchase of motor vehicles, including any improvements thereon.

Release of funds shall be made directly to the agencies concerned, except for GOCCs and LGUs which shall be made through the BTr, subject to the approval by the President of the Philippines, other than payment resulting from final and executory decisions of competent authorities, which shall be subject to the approval of the DBM.

The DBM shall include information on the releases from the Contingent Fund in its quarterly and annual reports submitted to Congress.

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Purpose(s)
Contingent Fund
Fund Subsidies for Contingencies		₱	4,500,000,000	₱2,500,000,000	₱	7,000,000,000

Sub-total, Purpose(s)			4,500,000,000	2,500,000,000		7,000,000,000

TOTAL NEW APPROPRIATIONS		₱	4,500,000,000	₱2,500,000,000	₱	7,000,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	4,500,000

Total Maintenance and Other Operating Expenses	4,500,000

Total Current Operating Expenditures	4,500,000

756	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Capital Outlays
Property, Plant and Equipment Outlay Infrastructure Outlay	2,500,000

Total Capital Outlays	2,500,000

TOTAL NEW APPROPRIATIONS	7,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	757
CONTINGENT FUND

GENERAL SUMMARY

CONTINGENT FUND

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
A. CONTINGENT FUND		₱	4,500,000,000	₱	2,500,000,000	₱	7,000,000,000

TOTAL NEW APPROPRIATIONS, CONTINGENT FUND		₱	4,500,000,000	₱	2,500,000,000	₱	7,000,000,000

758	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

XXXIX. MISCELLANEOUS PERSONNEL BENEFITS FUND

For payment of miscellaneous personnel benefits to or on behalf of national government officials and employees	₱	27,718,939,000

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
TOTAL NEW APPROPRIATIONS	₱	27,518,939,000	₱	200,000,000		₱	27,718,939,000

Special Provision(s)

1. Payment of Personnel Benefits. The amount of Twenty Seven Billion Five Hundred Eighteen Million Nine Hundred Thirty Nine Thousand Pesos (₱27,518,939,000) appropriated herein for the payment of personnel benefits shall be used for deficiencies in authorized salaries, bonuses, allowances, associated premiums and other similar personnel benefits of National Government personnel, including salary adjustment of nurses and Personnel Services requirements for the filling and creation of positions as may be authorized by law, the President of the Philippines, or the DBM. Of this amount, Seven Hundred Twenty Three Million Eight Hundred Thirty Four Thousand Pesos (₱723,834,000) shall cover the increase in government counterpart contributions to PhilHealth pursuant to R.A. No. 11223.

Release of funds shall be subject to the determination by the DBM that the Personnel Services requirements cannot be accommodated within the agency’s Personnel Services appropriations as authorized under Section 53 of the General Provisions of this Act.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, page 814, R.A. No. 11639)

2. Implementation of National Budget Circular (NBC) No. 461. The amount of One Hundred Million Pesos (₱100,000,000) appropriated herein shall be used for the implementation of Cycle 8 and Cycle 9 periods of NBC No. 461: Provided , That the existing NBC No. 461 implementing guidelines shall be used for the Cycle 8 promotion. Any new guidelines shall be prospectively applied.

The amounts appropriated under the Miscellaneous Personnel Benefits Fund may be used to augment any deficiency in the amount authorized for the implementation of NBC No. 461.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, page 814, R.A. No. 11639)

3. Legal Defense Fund. The amount of Two Hundred Million Pesos (₱200,000,000) appropriated herein for the Legal Defense Fund shall be used for the actual expenses, including payment of premiums for posting of bail bonds and cash advance for expense of officials and employees of departments, bureaus and offices, in relation to the defense of administrative, civil or criminal cases filed against them in courts for acts committed in the performance of their actual functions.

The claims that may be charged against this Fund shall include the claims duly filed starting FY 2016, which have not been released without the fault of the claimant, and limited to the amounts provided in the guidelines issued for this purpose. The maximum allowable amounts shall be applied per case and consolidated cases shall be considered as one case.

The amount of legal expenses charged against this Fund shall be refunded to the government when the claimant is found guilty by final judgment by the Court in relation to the offense charged.

Implementation of this special provision shall be subject to the provisions of N.B.C. No. 566 dated December 15, 2016, as amended by N.B.C. No. 582 dated December 29, 2020, and such other guidelines issued thereon.

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
Purpose(s)
Miscellaneous Personnel Benefits Fund
1. Performance-Based Bonus	₱	10,000,000,000	₱		₱	10,000,000,000
2. Funding Requirements for the Filling up of Unfilled Positions		9,207,802,000				9,207,802,000

JANUARY 3, 2022	OFFICIAL GAZETTE	759
MISCELLANEOUS PERSONNEL BENEFITS FUND

3. Legal Defense Fund			200,000,000		200,000,000
4. For Payment of Other Personnel Benefits	183,301,000				183,301,000
5. Funding Requirements for Staffing Modifications and Upgrading of Salaries	4,009,404,000				4,009,404,000
6. Funding Requirements for Human Resources for Health Deployment	3,269,598,000				3,269,598,000
7. Funding Requirements for Staffing Modifications and Upgrading of Salaries, UP Manila	25,000,000				25,000,000
8. Funding Requirements for the implementation of National Budget Circular No. 461	100,000,000				100,000,000
9. For Payment of Contributions to Philippine Health Insurance Corporation	723,834,000				723,834,000

Sub-total, Purpose(s)	27,518,939,000		200,000,000		27,718,939,000

TOTAL NEW APPROPRIATIONS	₱27,518,939,000	₱	200,000,000	₱	27,718,939,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Other Compensation Common to All
Overtime Pay	141,343
Performance Based Bonus	10,000,000
Step Increment	41,958

Total Other Compensation Common to All	10,183,301

Other Compensation for Specific Groups
Lump-sum for filling of Positions – Civilian	9,207,802
Lump-sum for Personnel Services	4,134,404

Total Other Compensation for Specific Groups	13,342,206

Other Benefits
PhilHealth Contributions	723,834

Total Other Benefits	723,834

Non-Permanent Positions	3,269,598

Total Personnel Services	27,518,939

Maintenance and Other Operating Expenses
Professional Services	200,000

760	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Total Maintenance and Other Operating Expenses	200,000

Total Current Operating Expenditures	27,718,939

TOTAL NEW APPROPRIATIONS	27,718,939

JANUARY 3, 2022	OFFICIAL GAZETTE	761
MISCELLANEOUS PERSONNEL BENEFITS FUND

GENERAL SUMMARY

MISCELLANEOUS PERSONNEL BENEFITS FUND

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. MISCELLANEOUS PERSONNEL BENEFITS FUND	₱	27,518,939,000	₱	200,000,000		₱	27,718,939,000

TOTAL NEW APPROPRIATIONS, MISCELLANEOUS PERSONNEL BENEFITS FUND	₱	27,518,939,000	₱	200,000,000		₱	27,718,939,000

762	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

XL. NATIONAL DISASTER RISK REDUCTION AND MANAGEMENT FUND

For aid, relief and rehabilitation services to communities/areas affected by human-induced and natural calamities, and repair and reconstruction of permanent structures, including other capital expenditures for disaster operation, and rehabilitation activities, as indicated hereunder	₱	20,000,000,000

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
TOTAL NEW APPROPRIATIONS		₱	6,898,846,000	₱	13,101,154,000	₱	20,000,000,000

Special Provision(s)

1. National Disaster Risk Reduction and Management Program. The amount of Nineteen Billion Pesos (₱19,000,000,000) appropriated herein for Purposes 1 and 2 may be used for, and released in accordance with the following:

(a) Reconstruction, rehabilitation, repair, aid, relief and other works or services, including pre-disaster activities, in connection with the occurrence of natural or human-induced calamities, epidemics as declared by the DOH, crises resulting from armed conflicts, insurgency, terrorism, and other catastrophes occurring in the current or two (2) preceding years, subject to the approval of the President of the Philippines who may take into consideration the recommendation of the National Disaster Risk Reduction and Management Council (NDRRMC) for local disasters or the appropriate agency for the international crises. The NDRRMC shall consider the donations or grants received by agencies in support of calamities in making the foregoing recommendation.

Reconstruction or rehabilitation projects shall be implemented by the appropriate department, agency, or LGUs with the capability to implement the projects concerned and subject to the guidelines provided under Section 94 of the General Provisions of this Act; and

(b) Additional funding source to the Quick Response Fund (QRF) of the implementing agency concerned when the balance thereof has reached fifty percent (50%), subject to the approval of the DBM, copy furnished the NDRRMC.

2. Quick Response Fund. The QRF allocations authorized in this Act shall be exclusively limited to those under the budgets of the following agencies:

DA – OSEC	₱	1,000,000,000
DepEd – OSEC		2,000,000,000
DOH – OSEC		500,000,000
DILG – BFP		50,000,000
DILG – PNP		50,000,000
DND – OCD		500,000,000
DPWH – OSEC		1,000,000,000
DSWD – OSEC		1,250,000,000

TOTAL	₱	6,350,000,000

3. Marawi Recovery, Rehabilitation and Reconstruction Program. The amount of One Billion Pesos (₱1,000,000,000) appropriated herein under Purpose 3 shall be used for recovery, rehabilitation, reconstruction, aid and relief projects as identified by the Task Force Bangon Marawi, in Marawi City and other affected areas in connection with the occurrence of armed conflicts, particularly the Marawi siege.

Infrastructure projects under this Program shall be implemented by the appropriate agency.

Release of funds shall be made directly to the implementing agencies in accordance with the approval of the President of the Philippines who may take into consideration the recommendation of the NDRRMC.

4. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

5. Appropriations under the National Disaster Risk Reduction and Management Fund. Modification of allotment within the purposes authorized herein shall be subject to the approval of the DBM.

JANUARY 3, 2022	OFFICIAL GAZETTE	763
NATIONAL DISASTER RISK REDUCTION AND MANAGEMENT FUND

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
Purpose(s)
National Disaster Risk Reduction and Management Fund
1. Aid, Relief and Rehabilitation Services to Communities/Areas Affected by Calamities, including Training of Personnel, and Other Pre-disaster Activities		₱	6,298,846,000	₱		₱	6,298,846,000
2. Repair and Reconstruction of Permanent Structures, including Capital Expenditures for Pre-disaster Operations, Rehabilitation and Other Related Activities					12,701,154,000		12,701,154,000
3. Marawi Recovery, Rehabilitation and Reconstruction Program			600,000,000		400,000,000		1,000,000,000

Sub-total, Purpose(s)			6,898,846,000		13,101,154,000		20,000,000,000

TOTAL NEW APPROPRIATIONS		₱	6,898,846,000	₱	13,101,154,000	₱	20,000,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	6,898,846

Total Maintenance and Other Operating Expenses	6,898,846

Total Current Operating Expenditures	6,898,846

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	13,101,154

Total Capital Outlays	13,101,154

TOTAL NEW APPROPRIATIONS	20,000,000

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GENERAL SUMMARY

NATIONAL DISASTER RISK REDUCTION AND MANAGEMENT FUND

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
A. NATIONAL DISASTER RISK REDUCTION AND MANAGEMENT FUND		₱	6,898,846,000	₱	13,101,154,000	₱	20,000,000,000

TOTAL NEW APPROPRIATIONS, NATIONAL DISASTER RISK REDUCTION AND MANAGEMENT FUND		₱	6,898,846,000	₱	13,101,154,000	₱	20,000,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	765
PENSION AND GRATUITY FUND

XLI. PENSION AND GRATUITY FUND

For payment of pension and retirement gratuity and terminal leave benefits, including separation benefits and/or incentives, as indicated hereunder	₱	183,944,069,000

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
TOTAL NEW APPROPRIATIONS	₱	183,907,958,000	₱	36,111,000		₱	183,944,069,000

Special Provision(s)

1. Pension and Gratuity Fund. The amount of One Hundred Eighty Three Billion Nine Hundred Forty Four Million Sixty Nine Thousand Pesos (₱183,944,069,000) appropriated herein shall cover the payment of the following:

(a) Pension of: (i) AFP retirees; (ii) war or military veterans of the DND; (iii) retired uniformed personnel of the DILG, Police Constabulary-Integrated National Police (PC-INP), NAMRIA and Philippine Coast Guard; (iv) Total Administrative Disability (TAD) pension arrears to surviving heirs of deceased veterans; and (v) other retirees of the National Government;

(b) Retirement benefits of: (i) optional retirees of the National Government; (ii) retired personnel of GOCCs, which are financially unable to pay said benefits, subject to the submission of the streamlining program and measures that will enhance efficiency and effectiveness; and (iii) personnel devolved to LGUs in accordance with N.B.C. Nos. 429 and 429-A dated September 30, 1993 and December 29, 1993, respectively;

(c) Separation benefits or incentives of affected personnel pursuant to the implementation of: (i) reorganization, streamlining, rightsizing, merger/consolidation, abolition, privatization, and other forms of organizational restructuring authorized under applicable laws, rules and regulations; (ii) full devolution of certain functions of the Executive Branch to LGUs pursuant to E.O. No. 138, s. 2021; and (iii) abolition of the Autonomous Regional Government in Muslim Mindanao pursuant to R.A. No. 11054;

(d) Monetization of leave credits of National Government personnel and transferred leave credits of National Government personnel devolved to the LGUs in accordance with R.A. No. 7160, as implemented by E.O. No. 503, s. 1992 and N.B.C. Nos. 429 and 429-A; and

(e) Other deficiencies in the authorized appropriations for retirement and terminal leave benefits.

In no case shall this Fund be used to pay any additional compensation component of pension or retirement and terminal leave benefits, such as year-end bonus, cash gifts, bonuses, per diems, allowances, overtime pay or such other benefits, unless otherwise specifically authorized under existing laws.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, page 814, R.A. No. 11639)

2. Retirement Benefits and Pension Differentials of Philippine Constabulary – Integrated National Police Retirees. The payment of retirement benefits and pension differential of the PC-INP retirees pursuant to the Supreme Court Decision in DBM vs. Manila’s Finest Retirees Association Inc. G.R. No. 169466 promulgated on May 9, 2007 shall be based on the list of eligible PC-INP retirees with the corresponding computation of their respective retirement benefits and pensions. Said list shall be duly authenticated by the PNP and submitted to the DBM for validation of computed benefits. The computation shall exclude retirement benefits and pension previously paid to, or currently being received by, said retirees.

3. Release of Funds. Release of funds shall be made directly to the agencies concerned except for GOCCs and LGUs which shall be made through the BTr.

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Purpose(s)
Pension and Gratuity Fund
1. For payment of pension	₱	165,593,412,000	₱			₱	165,593,412,000
2. For payment of retirement and terminal leave benefits		17,364,546,000		24,330,000			17,388,876,000

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GENERAL APPROPRIATIONS ACT, FY 2022

3. For Payment of separation benefits and/or incentives		950,000,000				950,000,000
4. For payment of monetization of leave credits				11,781,000		11,781,000

Sub-total, Purpose(s)		183,907,958,000		36,111,000		183,944,069,000

TOTAL NEW APPROPRIATIONS	₱	183,907,958,000	₱	36,111,000	₱	183,944,069,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Other Compensation for Specific Groups
Other Personnel Benefits	950,000

Total Other Compensation for Specific Groups	950,000

Other Benefits
Retirement Gratuity	895,023
Terminal Leave	6,407,032

Total Other Benefits	7,302,055

Other Personnel Benefits
Pension, Civilian Personnel	1,601,614

Total Other Personnel Benefits	1,601,614

Military/Uniformed Personnel
Other Benefits
Retirement Gratuity	4,304,889
Terminal Leave	5,757,602

Total Other Benefits	10,062,491

Other Personnel Benefits
Pension, Military/Uniformed Personnel	153,133,905
Pension, Veterans	10,857,893

Total Other Personnel Benefits	163,991,798

Total Personnel Services	183,907,958

Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	36,111

Total Maintenance and Other Operating Expenses	36,111

Total Current Operating Expenditures	183,944,069

TOTAL NEW APPROPRIATIONS	183,944,069

JANUARY 3, 2022	OFFICIAL GAZETTE	767
PENSION AND GRATUITY FUND

GENERAL SUMMARY

PENSION AND GRATUITY FUND

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. PENSION AND GRATUITY FUND	₱	183,907,958,000	₱	36,111,000		₱	183,944,069,000

TOTAL NEW APPROPRIATIONS, PENSION AND GRATUITY FUND	₱	183,907,958,000	₱	36,111,000		₱	183,944,069,000

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GENERAL APPROPRIATIONS ACT, FY 2022

XLII. UNPROGRAMMED APPROPRIATIONS

For fund requirements in accordance with the purposes indicated hereunder	₱	251,639,197,000

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
TOTAL NEW APPROPRIATIONS	₱	58,521,326,000	₱	135,758,043,000	₱	57,359,828,000	₱	251,639,197,000

Special Provision(s)

1. Availment of the Unprogrammed Appropriations. The amounts authorized herein for Purpose Nos. 1 - 2, 4 - 7 and 9 - 50 may be used when any of the following exists:

(a) Excess revenue collections in any one of the identified non-tax revenue sources from its corresponding revenue collection target, as reflected in the BESF;

(b) New revenue collections or those arising from new tax or non-tax sources which are not part of, nor included in, the original revenue sources reflected in the BESF; or

(c) Approved loans for foreign-assisted projects.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987 and the following: (i) for excess revenue collections, issuance of a certification that remitted collections to the BTr from a particular revenue source has exceeded the corresponding revenue collections target; or (ii) for new revenue collections, issuance of a certification that remitted collections identified were not part of, nor included in, the original revenue collection targets reflected.

In the case of approved loans, issuance of SARO covering the loan proceeds shall be subject to submission by the agency concerned of request together with work and financial plan, project profile, and a copy of the perfected loan agreement.

2. Support for Infrastructure Projects and Social Programs. The amount of Thirteen Billion One Hundred Ninety Million Six Hundred Seventy One Thousand Pesos (₱13,190,671,000) appropriated herein chargeable against Purpose No. 1, shall be used in support for infrastructure projects and social programs.

Release of funds shall be subject to Special Provision No. 1 hereof and the guidelines issued by the agencies concerned.

3. Armed Forces of the Philippines Modernization Program. The amount of Ten Billion Pesos (₱10,000,000,000) chargeable against Purpose No. 2 shall be used exclusively to support the funding requirements for the modernization projects under the AFP Modernization Program in accordance with R.A. No. 10349.

Releases for the AFP Modernization Program shall be subject to Special Provision No. 1 hereof and submission by the DND to DBM of the recommendation by the appropriate bids and awards committee for the award of contracts for the modernization projects.

4. Conversion of National Government Advances into Subsidy for Government-Owned or-Controlled Corporations. The amount of Two Billion Five Hundred Million Pesos (₱2,500,000,000) used to cover the National Government (NG) advances for debt servicing of loan obligations of GOCCs and interest on the NG advances, shall be converted into subsidy. Such conversion shall require the issuance of SARO for book entry purposes chargeable against Purpose No. 3.

5. Support to Foreign-Assisted Projects. The amount of Seventeen Billion Seven Hundred Twenty Three Million Six Hundred Forty Seven Thousand Pesos (₱17,723,647,000) appropriated herein chargeable against Purpose No. 4 shall be used exclusively for the following programs and projects:

(i) Solar-Powered Fertigation System Project;

(ii) LRT 1 Cavite Extension Project;

(iii) Subic Clark Railway;

(iv) PNR North-South Commuter Railway System;

(v) Metro Manila Subway Project Phase I;

(vi) Philippine Carabao Center’s Intensified Community-Based Dairy Enterprise Development; and

(vii) Various Foreign-Assisted Project(s) of the Department of Public Works and Highways.

Release of funds for the purpose shall be subject to Special Provision No. 1 hereof.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, pages 818-819, R.A. No. 11639)

6. Risk Management Program. The amount of One Billion Pesos (₱1,000,000,000) chargeable against Purpose No. 5 shall be used for the government’s Risk Management Program to cover commitments made by, and obligations of, the NG in the agreements covering Public-Private Partnership (PPP) projects, subject to the following:

(a) Compliance with the conditions for the release of the Unprogrammed Appropriations under Special Provision No. 1 hereof;

(b) Approval of the PPP projects by the NEDA Board or the Investment Coordination Committee, in accordance with R.A. No. 6957, as amended by R.A. No. 7718. In case of obligations assumed by GOCCs, issuance or execution of a performance undertaking or other similar instrument by the agency concerned confirming that the NG will assume said obligations in case of default by the GOCC; and

(c) Approval of the use of the Unprogrammed Appropriations by the DBCC upon recommendation by the head of the agency concerned and the DBCC-Technical Working Group on Contingent Liabilities.

Implementation of this provision shall be subject to guidelines that may be issued for the purpose.

JANUARY 3, 2022	OFFICIAL GAZETTE	769
UNPROGRAMMED APPROPRIATIONS

7. Payment of Arrears of the Land Transportation Office for Information Technology Services. The amount of Two Billion Pesos (₱2,000,000,000) appropriated herein chargeable against Purpose No. 6 shall be used to cover the payment of Land Transportation Office for information technology services.

Release of funds for the purpose shall be subject to Special Provision No. 1 hereof.

8. Refund of the Service Development Fee for the Right to Develop the Nampeidai Property in Tokyo, Japan. The amount of Two Hundred Ten Million Five Hundred Seventy Nine Thousand Pesos (₱210,579,000) chargeable against Purpose No. 7 shall be used exclusively for the Refund of the Service Development Fee on the right to develop the Nampeidai Property in Tokyo, Japan to Nagayama-Taisei Consortium (NTC), pursuant to the Notice of Termination dated June 11, 2009 issued by the Secretary of Finance cancelling the award to NTC on the right to develop the Nampeidai Property.

Release for the refund shall be subject to Special Provision No. 1 hereof, prior endorsement by the Secretary of Finance that the conditions, if any, for the refund have been complied with, and submission by the DOF of certification from the BTr that the amount corresponding to the Service Development Fee has actually been deposited with the National Treasury as income of the General Fund.

9. Prior Years’ Local Government Unit Shares. The amount of Fourteen Million Six Hundred Twenty Three Thousand Pesos (₱14,623,000) chargeable against Purpose No. 8 for prior years’ LGU shares from Special Privilege Tax shall be released by the BTr to the beneficiary LGUs only through authorized government servicing banks upon certification of actual collections by the revenue collecting agency and actual remittance to the BTr.

The LGU shall submit quarterly reports on the utilization of the prior years’ LGU shares, through other electronic means and the LGU’s website.

The LGU shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

10. Miscellaneous Personnel Benefits. The amount of Three Billion Seven Hundred Seven Million Nine Hundred Thirty Seven Thousand Pesos (₱3,707,937,000) appropriated herein chargeable against Purpose No. 10 shall be used to augment the funding requirements for the payment of personnel benefits, such as compensation adjustments, staffing modifications, and grant of performance-based bonus, under the Miscellaneous Personnel Benefits Fund.

Release of funds for the purpose shall be subject to Special Provision No. 1 hereof.

11. Shares of Local Government Units from the FY 2019 Collections of Excise Taxes on Locally Manufactured Virginia-Type Cigarettes. In addition to the amount provided under the Allocations to LGUs in this Act, the amount of Two Billion Five Hundred Forty Four Million Seventy One Thousand Pesos (₱2,544,071,000) chargeable against Purpose No. 11 shall be used for the LGU share in excise taxes from locally manufactured Virginia-type cigarettes, subject to the following:

(a) Use - Fifty percent (50%) for barangay economic development projects and the remaining amounts in accordance with Section 2 of R.A. No. 7171;

(b) Allocation - based on certification on Crop Year 2019 volume of production and trade acceptances of tobacco-producing LGUs issued by the National Tobacco Administration and endorsed by the DA, and consistent with Section 289 of R.A. No. 8424 and the guidelines to be issued by the DBM; and

(c) Release - upon certification of actual collections by the BIR and remittance to the BTr, and to Special Provision No.1 hereof.

12. Procurement of COVID-19 Vaccine Booster Shots. The amount of Forty Five Billion Three Hundred Sixty Seven Million Eight Hundred Fifty Three Thousand Pesos (₱45,367,853,000) shall be used for the purchase, logistical requirements of acquisition, delivery and storage of COVID-19 vaccine booster shots, including its nationwide vaccination, chargeable against Purpose No. 12.

Release of funds for the purpose shall be subject to Special Provision No. 1 hereof. The purchase of COVID-19 vaccine booster shots shall be given highest priority in the use of any excess collection on non-tax revenue sources.

13. Right-of-Way Acquisition. The amount of Ten Billion Pesos (₱10,000,000,000) chargeable against Purpose No. 37 shall be used for the payment of Right-of-Way expenses authorized under R.A. No. 10752, relative to the implementation of infrastructure projects of the DOTr and DPWH.

Release of funds for the purpose shall be subject to Special Provision No. 1 hereof.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, page 815, R.A. No. 11639)

14. Social Amelioration Program. The amount of Five Billion Pesos (₱5,000,000,000) chargeable against Purpose No. 38 shall be used to provide cash subsidy of Two Thousand Five Hundred Pesos (₱,500) a month for two (2) months for the no income or low income families, homeless/street families, returning overseas Filipino workers, indigenous people, persons with disabilities, families in conflict-affected communities, and other indigent or individuals/families in especially difficult circumstances who are vulnerable, at risks, or affected by the COVID-19 pandemic. The qualification and validation of the beneficiaries shall be simplified to expedite the distribution of the subsidy.

Release of funds for the purpose shall be subject to Special Provision No. 1 hereof.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, page 815, R.A. No. 11639)

15. Retirement Gratuity and Terminal Leave. The amount of Eight Billion Five Hundred Million Pesos (₱8,500,000,000) appropriated herein chargeable against Purpose No. 41 shall be used to augment the funding requirements for the payment of pension, retirement benefits, and other benefits authorized under the Pension and Gratuity Fund.

Release of funds for the purpose shall be subject to Special Provision No. 1 hereof.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, page 815, R.A. No. 11639)

16. Support to the Barangay Development Program of the National Task Force to End Local Communist Armed Conflict. The amount of Ten Billion Five Hundred Forty Five Million Pesos (₱10,515,000,000) chargeable against Purpose No. 43 shall be used for the implementation of various support programs of the National Task Force to End Local Communist Armed Conflict (NTF-ELCAC) for the cleared barangays as certified by the NTF-ELCAC: Provided , That each cleared barangay shall be allocated with an amount not exceeding Twenty Million Pesos (₱20,000,000) to be used for the following projects: (i) farm-to-market road; (ii) school building; (iii) water and sanitation system; (iv) health stations; and (v) electrification.

Release of funds for the purpose shall be subject to Special Provision No. 1 hereof.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, page 815, R.A. No. 11639)

17. Various National Housing Authority (NHA) Projects. The amount of Five Hundred Million Pesos (₱500,000,000) chargeable against Purpose No. 48 shall be used exclusively for the following programs and projects of the NHA: (i) government employees housing program; (ii) resettlement program for ISFs affected by the Supreme Court’s Mandamus to clean-up the Manila Bay Area; (iii) resettlement program for ISFs affected by DoTr infrastructure projects; (iv) Cagayan de Oro City ISF

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Housing Project in Brgy. San Simon, Cagayan de Oro City; (v) community facilities component of the resettlement project in Brgy. Mauraro, Guinobatan, Albay for families affected by the Mayon volcano eruption; and (vi) community facilities component of the resettlement project in Talisay, Batangas for families affected by the Taal volcano eruption.

Release of funds for the purpose shall be subject to Special Provision No. 1 hereof.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, page 815, R.A. No. 11639)

18. Use of Excess Revenue from the Total Annual Tariff Revenue from Rice Importation. The amount under Purpose No. 1, in addition to those provided in Special Provision No. 2, shall be used as cash assistance for rice farmers farming two (2) hectares and below as registered in the Registry System for Basic Sectors in Agriculture (RSBSA) as compensation for the projected reduction or loss of farm income arising from the tariffication of quantitative import restrictions on rice.

Release of funds shall be subject to collection of annual tariff revenue from rice importation of the preceding year in excess of Ten Billion Pesos (₱10,000,000,000) pursuant to Section 13 of R.A. No. 11203, based on the certification of the BOC on the tariff revenue collection on rice importation. The Permanent Steering Committee shall submit to the Congressional Oversight Committee on Agricultural and Fisheries Modernization a yearly report on the usage of excess tariff collection, including their impact. (CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, page 819, R.A. No. 11639)

19. Amounts under the Unprogrammed Appropriations. The DBM is hereby authorized to approve the following:

(a) Modification of amounts within the authorized purposes; and

(b) Use of amounts under the Purposes of the Unprogrammed Appropriations, except the Budgetary Support to GOCCs and the Support to Foreign-Assisted Projects, as additional appropriations to cover deficiencies in the amounts authorized in any of the purposes under the Unprogrammed Appropriations.

The DBM shall submit to the Office of the President, either in printed form or by way of electronic document, monthly reports on income and expenditure.

20. Reportorial Requirement. The DBM shall submit to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document, quarterly reports on releases from the Unprogrammed Appropriations.

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PURPOSE(S)
1. Support for Infrastructure Projects and Social Programs	₱		₱	4,678,622,000	₱	8,512,049,000	₱	13,190,671,000
2. AFP Modernization Program						10,000,000,000		10,000,000,000
3. Budgetary Support to Government-Owned and/or-Controlled Corporations				2,500,000,000				2,500,000,000
4. Support to Foreign-Assisted Projects				2,781,649,000		14,941,998,000		17,723,647,000
5. Risk Management Program				1,000,000,000				1,000,000,000
6. Payment of Arrears of LTO-IT Service				2,000,000,000				2,000,000,000
7. Refund of the Service Development Fee for the Right to Develop the Nampeidai Property in Tokyo, Japan				210,579,000				210,579,000
8. Prior Years’ LGU Shares				14,623,000				14,623,000
9. Purchase of Passport Booklets and Personalization				200,000,000				200,000,000
10. For payment of Personnel Benefits		3,707,937,000						3,707,937,000
11. Shares of LGUs in Excise Taxes from Locally Manufactured Virginia-Type Cigarettes				2,544,071,000				2,544,071,000
12. Procurement of COVID-19 Vaccine Booster Shots				45,367,853,000				45,367,853,000

JANUARY 3, 2022	OFFICIAL GAZETTE	771
UNPROGRAMMED APPROPRIATIONS

13. Last Mile Schools Program			1,000,000,000	1,000,000,000
14. Government Assistance and Subsidies - Educational Service Contacting (ESC) Program for Private Junior High School		1,000,000,000		1,000,000,000
15. Government Assistance and Subsidies - Senior High School Voucher Program		5,000,000,000		5,000,000,000
16. Basic Education Facilities			1,000,000,000	1,000,000,000
17. Universal Access to Quality Tertiary Education (UAQTE)		5,000,000,000		5,000,000,000
18. School-Based Feeding Program		1,000,000,000		1,000,000,000
19. Conservation and Restoration of Gabaldon and other Heritage School Buildings			750,000,000	750,000,000
20. DepEd Computerization Program		400,000,000		400,000,000
21. Operation of Schools - Elementary (Kinder to Grade 6)		750,000,000		750,000,000
22. Operation of Schools - Junior High School (Grade 7 to Grade 10)		750,000,000		750,000,000
23. Operation of Schools - Senior High School (Grade 11 to Grade 12)		50,000,000		50,000,000
24. Increase in the capacity of Nursing and Allied Health Programs of State Universities and Colleges (SUCs)	313,389,000	168,031,000	641,635,000	1,123,055,000
25. Compensation and Other Benefits for COVID-19 Workers in Health Facilities	42,000,000,000			42,000,000,000
26. COVID-19 Laboratory Network Commodities		9,801,972,000		9,801,972,000
27. COVID-19 Human Resources for Health Emergency Hiring		1,950,000,000		1,950,000,000
28. Cancer Assistance Fund		400,000,000		400,000,000
29. For the Procurement and Supply Chain Management Service			625,000,000	625,000,000
30. Operations of DOH Hospitals in Metro Manila (MM)		3,250,000,000		3,250,000,000
31. Operations of DOH Regional Hospitals and Other Health Facilities		9,250,000,000		9,250,000,000
32. Epidemiology and Surveillance Program		1,250,000,000		1,250,000,000
33. Operations of National Reference Laboratories		200,000,000		200,000,000
34. Hiring of Contact Tracers		1,000,000,000		1,000,000,000

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35. Health Facilities Enhancement Program						4,040,918,000		4,040,918,000
36. Fuel Subsidy Program				5,000,000,000				5,000,000,000
37. Payment of Right of Way						10,000,000,000		10,000,000,000
38. Social Amelioration Program				5,000,000,000				5,000,000,000
39. Kapit Bisig Laban sa Kahirapan-Comprehensive and Integrated Delivery of Social Services				3,704,000,000				3,704,000,000
40. Pondo para sa Pagbabago at Pag-Asenso Program - Micro-Finance for Lending				1,000,000,000				1,000,000,000
41. Retirement Gratuity and Terminal Leave		8,500,000,000						8,500,000,000
42. For the Implementation of the National Budget Circular No. 461		4,000,000,000						4,000,000,000
43. Support to the Barangay Development Program of the NTF-ELCAC				10,545,000,000				10,545,000,000
44. Support to Parcelization of Lands for Individual Titling (SPLIT) Project				4,000,000,000				4,000,000,000
45. Second Additional Financing for Philippine Rural Development Project				1,040,000,000		2,960,000,000		4,000,000,000
46. OPAPP - Government of the Philippines - Moro National Liberation Front Peace Process Program				435,980,000				435,980,000
47. Training for Work Scholarship Program (TWSP)/Special Training for Employment Program (STEP)				2,000,000,000				2,000,000,000
48. Various National Housing Authority (NHA) Projects				500,000,000				500,000,000
49. Philippine Customs Modernization Project				15,663,000		1,388,228,000		1,403,891,000
50. Camp Development Fund for the Philippine National Police						1,500,000,000		1,500,000,000

Sub-total, Purpose(s)		58,521,326,000		135,758,043,000		57,359,828,000		251,639,197,000

TOTAL NEW APPROPRIATIONS	₱	58,521,326,000	₱	135,758,043,000	₱	57,359,828,000	₱	251,639,197,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel

JANUARY 3, 2022	OFFICIAL GAZETTE	773
UNPROGRAMMED APPROPRIATIONS

Other Compensation for Specific Groups
Lump-sum for Personnel Services	50,021,326

Total Other Compensation for Specific Groups	50,021,326

Other Benefits
Retirement Gratuity	4,000,000
Terminal Leave	4,500,000

Total Other Benefits	8,500,000

Total Personnel Services	58,521,326

Maintenance and Other Operating Expenses
Travelling Expenses	357,213
Training and Scholarship Expenses	2,503,997
Supplies and Materials Expenses	68,833,144
Utility Expenses	1,511
Communication Expenses	494,326
Survey, Research, Exploration and Development Expenses	1,932,606
Professional Services	3,488,303
General Services	919,384
Repairs and Maintenance	6,207
Financial Assistance/Subsidy	41,193,674
Taxes, Insurance Premiums and Other Fees	5,354
Other Maintenance and Operating Expenses
Advertising Expenses	2,423
Printing and Publication Expenses	14,907
Representation Expenses	71,898
Transportation and Delivery Expenses	220
Rent/Lease Expenses	2,996
Subscription Expenses	108,700
Donations	5,442,772
Other Maintenance and Operating Expenses	10,378,408

Total Maintenance and Other Operating Expenses	135,758,043

Total Current Operating Expenditures	194,279,369

Capital Outlays
Investment Outlay	8,512,049
Property, Plant and Equipment Outlay
Infrastructure Outlay	24,570,969
Buildings and Other Structures	8,480,574
Machinery and Equipment Outlay	15,046,236
Heritage Assets	750,000

Total Capital Outlays	57,359,828

TOTAL NEW APPROPRIATIONS	251,639,197

774	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

GENERAL SUMMARY

UNPROGRAMMED APPROPRIATIONS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. UNPROGRAMMED APPROPRIATIONS	₱	58,521,326,000	₱	135,758,043,000	₱	57,359,828,000	₱	251,639,197,000

TOTAL NEW APPROPRIATIONS, UNPROGRAMMED APPROPRIATIONS	₱	58,521,326,000	₱	135,758,043,000	₱	57,359,828,000	₱	251,639,197,000

JANUARY 3, 2022	OFFICIAL GAZETTE
BUDGETS OF DEPARTMENT OF ENERGY ATTACHED CORPORATIONS

BUDGETS OF DEPARTMENT OF ENERGY

ATTACHED CORPORATIONS

FISCAL YEAR 2022

JANUARY 3, 2022	OFFICIAL GAZETTE	775
BUDGETS OF DEPARTMENT OF ENERGY ATTACHED CORPORATIONS

I. NATIONAL ELECTRIFICATION ADMINISTRATION

SOURCES AND USES OF FUNDS BY EXPENSE CLASS, FY 2022

(In Thousand Pesos)

SUMMARY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. PROGRAM/ACTIVITY/PROJECT
1. General Administration and Support	₱	394,975	₱	385,076	₱		₱	780,051
2. Support to Operations						89,416		89,416
3. Operations				2,100,850				2,100,850

Locally-Funded Project				2,100,850				2,100,850

a. Rural Electrification				2,100,850				2,100,850
4. Loans to Electric Cooperatives						1,200,000		1,200,000

TOTAL	₱	394,975	₱	2,485,926	₱	1,289,416	₱	4,170,317

I. NATIONAL ELECTRIFICATION ADMINISTRATION

SOURCES AND USES OF FUNDS BY EXPENSE CLASS, FY 2022	Schedule I
(In Thousand Pesos)
NATIONAL GOVERNMENT EQUITY AND/OR SUBSIDY

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. PROGRAM/ACTIVITY/PROJECT
1. Locally-Funded Project		₱	2,100,850		₱	2,100,850

a. Rural Electrification			2,100,850			2,100,850

TOTAL		₱	2,100,850		₱	2,100,850

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GENERAL APPROPRIATIONS ACT, FY 2022

I. NATIONAL ELECTRIFICATION ADMINISTRATION

SOURCES AND USES OF FUNDS BY EXPENSE CLASS, FY 2022	Schedule II
(In Thousand Pesos)
CORPORATE FUNDS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses			Capital Outlays		Total
A. PROGRAM/ACTIVITY/PROJECT
1. General Administration and Support	₱	394,975	₱	385,076		₱		₱	780,051
2. Support to Operations							89,416		89,416
3. Loans to Electric Cooperatives							1,200,000		1,200,000

TOTAL	₱	394,975	₱	385,076	a/	₱	1,289,416	₱	2,069,467

a/ net of depreciation expense of P27.648 Million

Special Provision(s)

1. Approval of the FY 2022 Corporate Operating Budget of the National Electrification Administration under R.A. No. 7638. The FY 2022 Corporate Operating Budget (COB) of the NEA is hereby approved by the Congress of the Philippines pursuant to Section 13, Chapter III of R.A. No. 7638.

2. Acquisition of Equipment. The acquisition of equipment included in the approved COB shall be subject to the provisions of Corporate Budget Circular No. 17 dated February 9, 1996, Budget Circular (B.C.) No. 2016-5 dated August 22, 2016, as amended by B.C. No. 2017-1 dated April 26, 2017, Administrative Order No. 14 dated December 10, 2018 and other guidelines issued thereon.

3. Payment of Compensation and Benefits. Payment of salaries, allowances and other benefits shall be in accordance with applicable laws, rules and regulations such as, but not limited to P.D. No. 985, as amended, R.A. No. 6758, as amended, R.A. No. 10149, Corporate Compensation Circular No. 10 dated February 15, 1999, Memorandum Order No. 20, s. 2001 and Executive Order No. 36 dated July 28, 2017.

4. Payment of Terminal Leave Benefits. Payment of terminal leave benefits shall be computed in accordance with the rates, conditions and procedure prescribed under applicable laws and guidelines issued thereon.

The amount of Twenty Eight Million Four Hundred Sixty-Nine Thousand Pesos (₱28,469,000) shall be used exclusively for the payment of terminal leave benefits to the affected NEA personnel based on the list submitted by NEA to the DBM.

5. Budget Flexibility and Report. The NEA Board of Administrators is authorized to modify programs and projects, reallocate the corresponding budgetary requirements approved herein, as well as augment the deficiencies which may arise from factors beyond the NEA’s control such as, but not be limited to: (i) currency depreciation; (ii) inflation; (iii) change in interest rates; (iv) change in programs or projects; and (v) change in schedule of project implementation.

In the exercise of said authority, the NEA shall observe the following limitations:

(a)	No acquisition of motor vehicles and payment of travelling, representation, discretionary, or extraordinary and miscellaneous expenses; and

(b)	Personnel Services allocation in the approved COB shall not be augmented by new funding sources.

6. Augmentation Beyond the Approved Corporate Operating Budget. The NEA Board of Administrators is authorized to augment and disburse funds beyond the total amount approved in this Act for the continuous implementation of the Sitio Electrification and Barangay Line Enhancement Projects, and the rehabilitation, repair or reconstruction of distribution facilities damaged by natural and human-induced calamities. The funds shall be sourced from new funding sources as certified by the Chief Accountant and Administrator of NEA.

In no case shall Personnel Services allocation be augmented beyond the total amount approved in this Act.

7. Remittance of Cash Dividends. Cash dividends equivalent to at least fifty percent (50%) of the annual net earnings of the NEA shall be deposited with the National Treasury as income of the General Fund pursuant to R.A. No. 7656.

8. Audit of Government Funds. Government funds authorized herein to be invested as equity by the corporation to its subsidiaries, as well as the grant of subsidy, loan contribution or any kind of financial assistance to end-user entities both in the private or public sector, shall be subject to audit by the COA pursuant to the provisions of P.D. No. 1445, as amended.

9. Transparency Seal. To enhance transparency and enforce accountability, the NEA shall maintain a Transparency Seal to be posted on its website. The Transparency Seal shall contain the following: (i) corporation’s mandates and functions, names of its officials with their position and designation, and its contact information; (ii) approved COB and corresponding targets including any amount of budgetary support from the National Government; (iii) budgetary adjustments made in its COB; (iv) annual procurement plan/s and contracts awarded with the winning suppliers, contractor or consultant; (v) major programs and projects categorized in accordance with the 0+10 point socioeconomic agenda; (vi) status of implementation, evaluation or assessment reports of said programs or projects; (vii) Budget and

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BUDGETS OF DEPARTMENT OF ENERGY ATTACHED CORPORATIONS

Financial Accountability Reports; (viii) Final People’s Freedom of Information (FOI) Manual signed by the head of agency, Agency Information Inventory, 2020 and 2021 FOI Summary Report, and 2020 and 2021 FOI Registry; and (ix) year-end financial reports and trial balances for the last three (3) fiscal years.

The Administrator of the NEA and the Administration’s web administrator or his/her equivalent shall be responsible for ensuring compliance with this requirement.

The DBM shall post on its website the status of compliance of the NEA.

10. Reporting and Posting Requirements. The NEA shall submit, within thirty (30) days after budgetary adjustments are made, to the DBM, the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document, a comprehensive financial and narrative report on the budgetary adjustments. The Administrator of NEA and the Administration’s web administrator or his/her equivalent shall be responsible for ensuring that said report is likewise posted on the NEA website.

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GENERAL APPROPRIATIONS ACT, FY 2022

II. NATIONAL POWER CORPORATION

SOURCES AND USES OF FUNDS BY EXPENSE CLASS, FY 2022

(In Thousand Pesos)

SUMMARY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. PROGRAM/ACTIVITY/PROJECT
1. General Administration and Support	₱	807,740	₱	580,329	₱	2,135,078	₱	3,523,147

a. Head Office Support Group		589,689		547,167		142,020		1,278,876
b. Engineering Administrative/Survey/Development Studies Planning		218,051		33,162		1,993,058		2,244,271
2. Support to Operations				410,502				410,502

a. Other Expenses				410,502				410,502
3. Operations		1,211,160		8,505,969		2,117,324		11,834,453

a. Small Power Utilities Group		1,111,612		2,088,022		1,391,343		4,590,977
b. Spares						720,506		720,506
c. Production of Goods				6,308,537				6,308,537
d. Watershed Management		99,548		109,410		5,475		214,433
4. Debt Service				43,182				43,182
5. Other Expenditures		33,908		11,877,855		5,965		11,917,728

a. Input VAT				2,731,152				2,731,152
b. Bataan Nuclear Power Plant Preservation		33,908		28,246		5,965		68,119
c. New Power Provider Subsidy				9,118,457				9,118,457
6. Personnel Services and Maintenance and Other Operating Expenses		802,013		705,764				1,507,777

a. As Operator of PSALM’s Assets		802,013		705,764				1,507,777

TOTAL BEFORE PRIOR YEARS’ NG SUBSIDY		2,854,821		22,123,601		4,258,367		29,236,789
PRIOR YEARS’ NG SUBSIDY (FY 2016-2020)						2,998,220		2,998,220

TOTAL	₱	2,854,821	₱	22,123,601	₱	7,256,587	₱	32,235,009

JANUARY 3, 2022	OFFICIAL GAZETTE	779
BUDGETS OF DEPARTMENT OF ENERGY ATTACHED CORPORATIONS

II. NATIONAL POWER CORPORATION

SOURCES AND USES OF FUNDS BY EXPENSE CLASS, FY 2022	Schedule I
(In Thousand Pesos)
NATIONAL GOVERNMENT SUBSIDY

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays		Total
A. PROGRAM/ACTIVITY/PROJECT
1. Operations			₱	846,309	₱	846,309

a. Small Power Utilities Group				846,309		846,309

TOTAL BEFORE PRIOR YEARS’ NG SUBSIDY				846,309		846,309
PRIOR YEARS’ NG SUBSIDY (FY 2016-2020)				2,998,220		2,998,220

TOTAL			₱	3,844,529	₱	3,844,529

II. NATIONAL POWER CORPORATION

SOURCES AND USES OF FUNDS BY EXPENSE CLASS, FY 2022	Schedule II
(In Thousand Pesos)
CORPORATE FUNDS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. PROGRAM/ACTIVITY/PROJECT
1. General Administration and Support	₱	807,740	₱	580,329	₱	2,135,078	₱	3,523,147

a. Head Office Support Group		589,689		547,167		142,020		1,278,876
b. Engineering Administrative/Survey/Development Studies Planning		218,051		33,162		1,993,058		2,244,271
2. Support to Operations				410,502				410,502

a. Other Expenses				410,502				410,502
3. Operations		1,211,160		8,505,969		1,271,015		10,988,144

a. Small Power Utilities Group		1,111,612		2,088,022		545,034		3,744,668
b. Spares						720,506		720,506
c. Production of Goods				6,308,537				6,308,537
d. Watershed Management		99,548		109,410		5,475		214,433
4. Debt Service				43,182				43,182

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GENERAL APPROPRIATIONS ACT, FY 2022

5. Other Expenditures		33,908		11,877,855			5,965		11,917,728

a. Input VAT				2,731,152					2,731,152
b. Bataan Nuclear Power Plant Preservation		33,908		28,246			5,965		68,119
c. New Power Provider Subsidy				9,118,457					9,118,457
6. Personnel Services and Maintenance and Other Operating Expenses		802,013		705,764					1,507,777

a. As Operator of PSALM’s Assets		802,013		705,764					1,507,777

TOTAL	₱	2,854,821	₱	22,123,601	a/	₱	3,412,058	₱	28,390,480

a/ MOOE, net of allowance for depreciation at P556.819 Million

Special Provision(s)

1. Approval of the FY 2022 Corporate Operating Budget of the National Power Corporation under R.A. No. 7638. The FY 2022 Corporate Operating Budget (COB) of the NPC is hereby approved by the Congress of the Philippines pursuant to Section 13, Chapter III of R.A. No. 7638.

2. Acquisition of Equipment. The acquisition of equipment included in the approved COB shall be subject to the provisions of Corporate Budget Circular No. 17 dated February 9, 1996, Budget Circular (B.C.) No. 2016-5 dated August 22, 2016, as amended by B.C. No. 2017-1 dated April 26, 2017, Administrative Order No. 14 dated December 10, 2018 and other guidelines issued thereon.

3. Payment of Compensation and Benefits. Payment of salaries, allowances and other benefits shall be in accordance with applicable laws, rules and regulations such as, but not limited to P.D. No. 985, as amended, R.A. No. 6758, as amended, R.A. No. 10149, Corporate Compensation Circular No. 10 dated February 15, 1999, Memorandum Order No. 20, s. 2001 and Executive Order No. 36 dated July 28, 2017.

4. Payment of Terminal Leave, Separation or Retirement Benefits. Payment of terminal leave, separation or retirement benefits shall be computed in accordance with the rates, conditions and procedure prescribed under applicable laws and guidelines issued thereon.

The amounts of Three Hundred Twenty Million Eight Hundred Sixty-Five Thousand Pesos (₱320,865,000) and Three Hundred Seventy Nine Million Nine Hundred Fifty-Five Thousand Pesos (₱379,955,000) shall be used exclusively for the payment of terminal leave and separation benefits, respectively, to the affected NPC personnel based on the list submitted by NPC to the DBM. In no case shall said amount be used to pay affected personnel who are eligible to receive separation or retirement benefits under applicable laws.

5. Budget Flexibility and Report. The NPC Board of Directors is authorized to modify programs and projects, reallocate the corresponding budgetary requirements approved herein, as well as augment the deficiencies which may arise from factors beyond the NPC’s control such as, but not limited to: (i) occurrence of natural calamities; (ii) currency depreciation; (iii) inflation; (iv) change in interest rates; (v) increase in oil, steam, coal or natural gas prices; (vi) change in generation mix and demand including purchased power; (vii) change in generation or transmission system plan or program; (viii) change in programs or projects; (ix) change in schedule of project implementation; (x) transfer or elimination of projects or installations that are hazardous to the health or safety of inhabitants; and (xi) reorganization, subsidiarization or privatization should conditions warrant.

In the exercise of said authority, the NPC shall observe the following limitations:

(a)	No acquisition of motor vehicles and payment of travelling, representation, discretionary, or extraordinary and miscellaneous expenses; and

(b)	Personnel Services allocation in the approved COB shall not be augmented by new funding sources.

6. Augmentation Beyond the Approved Corporate Operating Budget. The NPC Board of Directors is authorized to augment and disburse funds beyond the total amount approved in this Act exclusively for the MOOE and Capital Outlay requirements related to missionary electrification, and rehabilitation and management of watershed areas due to the effects of peso devaluation, fuel price increase in the market, improvement or changes in power generation activities or demand of customers, electrification of new areas, increase in taxes and production costs, or imposition of new taxes.

The fund shall be sourced from new funding sources, such as income arising from increase in universal and generation charges approved by the Energy Regulatory Commission or grant of financial assistance by LGUs as certified by the Chief Accountant and President of NPC.

In no case shall Personnel Services allocation be augmented beyond the total amount approved in this Act.

7. Collection of Delinquent Receivables from Electric Cooperatives under the Small Power Utilities Group. In order to augment the fund sources necessary to support the budgetary requirements of the NPC and ensure the viability of its operations, the NPC Board of Directors is hereby authorized to act with finality, without further need of confirmation, appraisal, or assessment from other government agencies, the settlement and compromise of accrued penalties, interest and other charges due from electric cooperatives. In all cases, the NPC Board of Directors shall ensure that the approved settlement and compromise shall not be against provisions of law or public policy, and shall be consistent with public interest and redound to the benefit of the National Government.

8. Procurement of Critical Supplies. The NPC shall ensure the timely and sufficient provision of fuel and spare parts for its Small Power Utilities Group to ensure adequate power supply in areas covered. For this purpose, the NPC shall resort to available modalities in the procurement thereof, subject to the pertinent provisions of R.A. No. 9184, its IRR, and other guidelines issued thereon.

9. Remittance of Cash Dividends. Cash dividends equivalent to at least fifty percent (50%) of the annual net earnings of the NPC shall be deposited with the National Treasury as income of the General Fund pursuant to R. A. No. 7656.

10. Audit of Government Funds. Government funds authorized herein to be invested as equity by the corporation to its subsidiaries, as well as the grant of subsidy, loan contribution or any kind of financial assistance to end-user entities both in the private or public sector, shall be subject to audit by the COA pursuant to the provisions of P.D. No. 1445, as amended.

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BUDGETS OF DEPARTMENT OF ENERGY ATTACHED CORPORATIONS

11. Transparency Seal. To enhance transparency and enforce accountability, the NPC shall maintain a Transparency Seal to be posted on its website. The Transparency Seal shall contain the following: (i) corporation’s mandates and functions, names of its officials with their position and designation, and its contact information; (ii) approved COB and corresponding targets including any amount of budgetary support from the National Government; (iii) budgetary adjustments made in its COB; (iv) annual procurement plan/s and contracts awarded with the winning suppliers, contractor or consultant; (v) major programs and projects categorized in accordance with the 0+10 point socioeconomic agenda; (vi) status of implementation, evaluation or assessment reports of said programs or projects; (vii) Budget and Financial Accountability Reports; (viii) Final People’s Freedom to Information (FOI) Manual signed by the head of agency, Agency Information Inventory, 2020 and 2021 FOI Summary Report, and 2020 and 2021 FOI Registry; and (ix) year-end financial reports and trial balances for the last three (3) fiscal years.

The President of the NPC and the Corporation’s web administrator or his/her equivalent shall be responsible for ensuring compliance with this requirement.

The DBM shall post on its website the status of compliance of the NPC.

12. Reporting and Posting Requirements. The NPC shall submit, within thirty (30) days after budgetary adjustments are made, to the DBM, the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document, a comprehensive financial and narrative report on the budgetary adjustments. The President of NPC and the Corporation’s web administrator or his/her equivalent shall be responsible for ensuring that said report is likewise posted on the NPC website.

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GENERAL APPROPRIATIONS ACT, FY 2022

III. PHILIPPINE NATIONAL OIL COMPANY

SOURCES AND USES OF FUNDS BY EXPENSE CLASS, FY 2022

(In Thousand Pesos)

SUMMARY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. PROGRAM/ACTIVITY/PROJECT
1. General Administration and Support	₱	132,336	₱	182,380	₱	38,870	₱	353,586
2. Suppport to Operations		26,767		3,368				30,135
3. Operations		40,013		224,126		668,738		932,877

TOTAL	₱	199,116	₱	409,874	₱	707,608	₱	1,316,598

III. PHILIPPINE NATIONAL OIL COMPANY

SOURCES AND USES OF FUNDS BY EXPENSE CLASS, FY 2022	Schedule I
(In Thousand Pesos)
CORPORATE FUNDS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses			Capital Outlays		Total
A. PROGRAM/ACTIVITY/PROJECT
1. General Administration and Support	₱	132,336	₱	182,380		₱	38,870	₱	353,586
2. Suppport to Operations		26,767		3,368					30,135
3. Operations		40,013		224,126			668,738		932,877

TOTAL	₱	199,116	₱	409,874	a/	₱	707,608	₱	1,316,598

a/ MOOE, net of allowance for depreciation at P54.153 Million

Special Provision(s)

1. Approval of the FY 2022 Corporate Operating Budget of the Philippine National Oil Company under R.A. No. 7638. The FY 2022 Corporate Operating Budget (COB) of the PNOC is hereby approved by the Congress of the Philippines pursuant to Section 13, Chapter III of R.A. No. 7638.

2. Acquisition of Equipment. The acquisition of equipment included in the approved COB shall be subject to the provisions of Corporate Budget Circular No. 17 dated February 9, 1996, Budget Circular (B.C.) No. 2016-5 dated August 22, 2016, as amended by B.C. No. 2017-1 dated April 26, 2017, Administrative Order No. 14 dated December 10, 2018 and other guidelines issued thereon.

3. Payment of Compensation and Benefits. Payment of salaries, allowances and other benefits shall be in accordance with applicable laws, rules and regulations such as, but not limited to P.D. No. 985, as amended, R.A. No. 6758, as amended, R.A. No. 10149, Corporate Compensation Circular No. 10 dated February 15, 1999, Memorandum Order No. 20, s. 2001, and Executive Order No. 36 dated July 28, 2017.

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BUDGETS OF DEPARTMENT OF ENERGY ATTACHED CORPORATIONS

4. Payment of Terminal Leave, Separation or Retirement Benefits. Payment of terminal leave, separation or retirement benefits shall be computed in accordance with the rates, conditions and procedure prescribed under applicable laws and guidelines issued thereon.

The amounts of Six Million Nine Hundred Sixty Thousand Pesos (₱6,960,000) and One Million Two Hundred Thirty-Three Thousand Pesos (P1,233,000) shall be used exlusively for the payment of terminal leave and separation benefits, respectively, to the affected PNOC personnel based on the list submitted by PNOC to the DBM. In no case shall said amount be used to pay affected personnel who are eligible to receive separation or retirement benefits under applicable laws.

5. Budget Flexibility and Report. The PNOC Board of Directors is authorized to modify programs and projects, reallocate the corresponding budgetary requirements approved herein, as well as augment the deficiencies which may arise from factors beyond the PNOC’s control such as, but not limited to: (i) currency depreciation; (ii) inflation; (iii) change in interest rates; (iv) change in programs or projects; (v) increase in taxes; (vi) increase in costs associated with the privatization of subsidiaries; and (vii) payment of obligations as a result of final judgment of the court.

In the exercise of said authority, PNOC shall observe the following limitations:

(a)	No acquisition of motor vehicles and payment of travelling, representation, discretionary, or extraordinary and miscellaneous expenses; and

(b)	Personnel Services allocation in the approved COB shall not be augmented by new funding sources.

6. Funds for Capital Outlays. Notwithstanding the provisions of Special Provision No. 5, the PNOC and its subsidiaries shall utilize Capital Outlays provided herein for the primary purposes of exploration, exploitation and development of energy resources as well as the production, refining, tankerage and/or shipping, storage, and transport of oil or petroleum operations.

An amount not exceeding One Billion Pesos (₱1,000,000,000) in the aggregate and with equity investment not to exceed thirty-six percent (36%) of the outstanding capital stock may be invested in entities not engaged in the above primary purposes.

In no case shall Capital Outlays be used as loans or advances to entities not engaged in the above primary purposes.

7. PNOC Renewables Corporation. The PNOC shall not provide funds for additional investment, capitalization, loans or advances to the PNOC Renewables Corporation unless it is for the purpose of winding down of the latter.

8. Augmentation Beyond Approved Corporate Operating Budget. The PNOC is hereby authorized to augment and disburse funds beyond the total amount approved in this Act, using corporate funds, for the payment of monetary claims, tax deficiency assessments, damages, and all other judgment obligations pursuant to any final and executory decision that may be rendered during the year.

In no case shall Personnel Services allocation be augmented beyond the total amount approved in this Act.

9. Remittance of Cash Dividends. Cash dividends equivalent to at least fifty percent (50%) of the annual net earnings of the PNOC shall be deposited with the National Treasury as income of the General Fund pursuant to R.A. No. 7656.

10. Audit of Government Funds. Government funds authorized herein to be invested as equity by the corporation to its subsidiaries, as well as the grant of subsidy, loan contribution or any kind of financial assistance to end-user entities both in the private or public sector, shall be subject to audit by the COA pursuant to the provisions of P.D. No. 1445, as amended.

11. Transparency Seal. To enhance transparency and enforce accountability, the PNOC shall maintain a Transparency Seal to be posted on its website. The Transparency Seal shall contain the following: (i) corporation’s mandates and functions, names of its officials with their position and designation, and its contact information; (ii) approved COB and corresponding targets including any amount of budgetary support from the National Government; (iii) budgetary adjustments made in its COB; (iv) annual procurement plan/s and contracts awarded with the winning suppliers, contractor or consultant; (v) major programs and projects categorized in accordance with the 0+10 point socioeconomic agenda; (vi) status of implementation, evaluation or assessment reports of said programs or projects; (vii) Budget and Financial Accountability Reports; (viii) Final People’s Freedom to Information (FOI) Manual signed by the head of agency, Agency Information Inventory, 2020 and 2021 FOI Summary Report, and 2020 and 2021 FOI Registry; and (ix) year-end financial reports and trial balances for the last three (3) fiscal years.

The President of the PNOC and the Corporation’s web administrator or his/her equivalent shall be responsible for ensuring compliance with this requirement.

The DBM shall post on its website the status of compliance of the PNOC.

12. Reporting and Posting Requirements. The PNOC shall submit, within thirty (30) days after budgetary adjustments are made, to the DBM, the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document, a comprehensive financial and narrative report on the budgetary adjustments. The President of PNOC and the Corporation’s web administrator or his/her equivalent shall be responsible for ensuring that said report is likewise posted on the PNOC website.

JANUARY 3, 2022	OFFICIAL GAZETTE
GENERAL PROVISIONS

GENERAL PROVISIONS

FISCAL YEAR 2022

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GENERAL APPROPRIATIONS ACT, FY 2022

GENERAL PROVISIONS

Sec. 2. FY 2022 Budget with Unified Accounts Code Structure. All items of appropriations in this Act shall be given account codes by the DBM pursuant to the Unified Accounts Code Structure. These account codes shall be used in the release of the appropriations in this Act for a unified accounting, auditing, and reporting of all the financial transactions of the government.

Sec. 3. The General Appropriations Act as the Allotment Order. The General Appropriations Act (GAA), upon its effectivity, shall be considered the allotment authorizing agencies to obligate in accordance with its provisions, except for the following:

(a)	Appropriations that by virtue of law, general or special provisions, and rules and regulations have conditions or requirements before release;

(b)	Lump-sum appropriations in the agency budget and special purpose funds that have no details necessary for release; and

(c)	Those requiring a Special Budget under the general and special provisions in this Act.

In the case of automatic appropriations, the allotment shall be issued by the DBM upon compliance with the conditions provided by law.

The DBM shall ensure that only items that strictly fall under the above-mentioned enumeration shall not be covered by the GAA as the allotment order.

In no case shall the appropriations herein authorized, especially, but not limited to, appropriations in response to the COVID-19 pandemic, be withheld or not be released within the fiscal year.

The DBM shall identify, in consultation with the concerned agencies, the items of appropriations in the GAA which are not covered by the GAA as the allotment order and submit a copy thereof to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance.

This provision shall be interpreted in favor of Congress’ power to authorize the release of funds from the public treasury in pursuance of an appropriations made by law. (CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, pages 820-821, R.A. No. 11639)

RECEIPTS AND INCOME

Sec. 4. Receipts or Revenues Collected by Agencies. As a general rule, all fees, charges, assessments, and other receipts or revenues collected by departments, bureaus and offices of the National Government, including Constitutional Offices enjoying fiscal autonomy in the exercise of their mandated functions, at such rates as are now or may be approved by the appropriate approving authority shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292, s. 1987 and Section 65 of P.D. No. 1445.

Exceptions to the foregoing are:

(a)

Receipts authorized by law to be recorded as a Special Account in the General Fund, Trust Fund, or a fund other than the General Fund which shall be established in accordance with rules and regulations as may be issued by the Permanent Committee (the “Permanent Committee”) created under Section 45, Chapter 5, Book VI of E.O. No. 292. The said special funds may be made available for expenditure, subject to any special provision of the agencies concerned; and

(b)	Other instances authorized by law.

Disbursements or expenditures by agencies from use or retention of income absent the above legal authority or from income deposited outside of the National Treasury without legal basis shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292 and to appropriate criminal action under existing laws.

All agencies shall ensure that fees, charges and assessments collected cover the costs of services delivered to the public. They may be allowed to raise their fees and charges in accordance with A.O. No. 31, s. 2012, DOF-DBM-NEDA J.C. No. 1-2013 dated January 30, 2013 and such other guidelines issued by the agencies concerned. The schedule of fees, charges and assessments collectible by any government agency, as well as any updates thereon, shall be posted on their respective websites and in big bold characters in a conspicuous place within the agency, including its regional, provincial, field or extension offices.

Sec. 5. Donations. Departments, bureaus, and offices of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs may accept donations, contributions, grants, bequests or gifts, in cash or in kind, from various sources, domestic or foreign, for purposes relevant to their functions. National government agencies may accept donations in cash or in kind, from domestic or foreign sources, for purposes relevant to their functions. In the case of grants, in cash or in kind, from governments of foreign countries, their agencies and instrumentalities or multilateral institutions or organizations, acceptance thereof shall be subject to the

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prior clearance and approval by the President or his authorized representative based on the recommendation of the Secretary of Finance. On the other hand, other donations, in cash or in kind, from foreign governments shall require prior clearance and approval by the President or his authorized representative based on the recommendation of the Secretary of Foreign Affairs.

Receipts from donations, whether in cash or in kind, shall be accounted for in the books of the donee- government agency in accordance with accounting and auditing rules and regulations. The receipts from cash donations and proceeds from sale of donated commodities shall be deposited with the National Treasury and recorded as a Special Account in the General Fund and shall be available to the implementing agency concerned through a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

The cash value of the donations shall be deemed automatically appropriated for the purpose specified by the donor. Donations with a term not exceeding one (1) year shall be treated as trust receipts in accordance with Section 6 hereof.

Disbursements or expenditures by agencies in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292 and to appropriate criminal action under existing penal laws.

The donee-agency concerned shall submit its quarterly reports of all donations received, whether in cash or in kind, and expenditures or disbursements thereon, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS, until such time that all agencies have fully migrated to the BTMS; and

(b)	Agency’s website.

The donee-agency concerned shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, COA, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 6. Trust Receipts. The following shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996, as implemented by COA-DBM-DOF J.C. No. 1-97 dated January 2, 1997, and such other guidelines issued thereon:

(a)

Receipts collected or received by departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs: (i) from non-tax sources, such as insurance proceeds, acting as trustee, agent or administrator; (ii) as a guaranty for the fulfillment of an obligation; or (iii) from donations authorized by law or contract with a term not exceeding one (1) year; and

(b)	Those classified by law or regulations as trust receipts.

Trust receipts shall be disbursed in accordance with the purpose for which it is created, subject to the applicable special provisions and accounting and auditing rules and regulations.

Disbursements or expenditures by agencies in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292 and to appropriate criminal action under existing penal laws.

The agency concerned shall submit its quarterly reports of all trust receipts collected or received, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS, until such time that all agencies have fully migrated to the BTMS; and

(b)	Agency’s website.

The agency concerned shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, COA, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 7. Performance Bonds and Deposits. Performance bonds and deposits filed or posted by private persons or entities with departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, as implemented by COA-DBM-DOF J.C. No. 1-97, and such other guidelines issued thereon.

Upon faithful performance of the undertaking or termination of the obligation for which the bond or deposit was required, any amount due shall be returned by the agency concerned to the filing party, withdrawable in accordance with accounting and auditing rules and regulations.

Disbursements or expenditures by agencies in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292 and to appropriate criminal action under existing penal laws.

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The agency concerned shall submit its quarterly reports of all trust receipts collected or received, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS, until such time that all agencies have fully migrated to the BTMS; and

(b)	Agency’s website.

The agency concerned shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, COA, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 8. Receipts from Public-Private Partnership Projects. Receipts collected or received by departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy, SUCs and GOCCs, such as toll fees, charges and other revenues arising from public sector projects implemented through build-operate-and-transfer arrangement and other variants pursuant to R.A. No. 6957, as amended by R.A. No. 7718, intended for the private proponent, shall be deposited in an authorized government depository bank. Said receipts shall be booked as trust liability account of the agency concerned, notwithstanding the provisions of Section 4 hereof, subject to the guidelines to be issued by the Permanent Committee.

The National Government share from receipts arising from Public-Private Partnership (PPP) projects, if any, including interests earned thereon, shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292.

Disbursements or expenditures by agencies in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292 and to appropriate criminal action under existing penal laws.

The agency concerned shall submit its quarterly reports of all trust receipts collected or received, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS, until such time that all agencies have fully migrated to the BTMS; and

(b)	Agency’s website.

The agency concerned shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, COA, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 9. Revolving Funds. Revolving funds shall be established and maintained only if expressly created and authorized by law or this Section.

Receipts derived from the following may be constituted into a revolving fund and made available for the purposes stated:

(a)

Rentals for the use of buildings and facilities or from fees imposed for board and lodging, by agencies to be used for the MOOE or Capital Outlay requirements of said buildings and facilities, subject to any guidelines issued by the agency concerned and to budgeting, accounting and auditing rules and regulations; and

(b)

Other business-type activities of agencies, including sale of products, which are authorized by law or by the Permanent Committee to be utilized for the operational expenses of said business-type activity, subject to any conditions prescribed under the special provision of the agency concerned and the rules and regulations as may be prescribed by the Permanent Committee.

Revolving funds shall be separately recorded and deposited in an authorized government depository bank, and considered self-perpetuating and self-liquidating. All eligible obligations or expenditures incurred for the operations of the foregoing activities shall be charged against the revolving fund. In no case shall said fund be used for the payment of discretionary and representation expenses.

Disbursements or expenditures by agencies in violation of the above requirement shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292 and to appropriate criminal action under existing penal laws.

The agency concerned shall submit its quarterly reports on income and expenditures, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS, until such time that all agencies have fully migrated to the BTMS; and

(b)	Agency’s website.

The agency concerned shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, COA, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

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Sec. 10. Reversion, Closure, and Transfer of Balances of Special Accounts, Fiduciary or Trust Funds, Revolving Funds, and Unauthorized Accounts. Departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs are mandated to close and revert all balances of Special Accounts, Fiduciary or Trust Funds, and Revolving Funds to the General Fund in any of the following instances: (i) when there is no legal basis for its creation; (ii) when their terms have expired; or (iii) when they are no longer necessary for the attainment of the purposes for which said funds were established.

In case an agency fails or refuses to implement such closure, reversion or transfer, the Permanent Committee may recommend for approval of the President the closure, reversion or transfer of Special Accounts, Fiduciary or Trust Funds, Revolving Funds and Unauthorized Accounts, as the case may be, on any applicable grounds, to wit: (i) in the cases above-mentioned; (ii) when used in violation of the rules and regulations issued by the Permanent Committee; (iii) when they have remained dormant for an unreasonable length of time; or (iv) when needed by the General Fund in times of emergency.

Said agencies shall likewise transfer to the National Treasury all balances of unauthorized accounts with any banking institution. Unauthorized Accounts shall refer to cash account balances maintained by agencies without legal basis or those while legally authorized are maintained outside of the National Treasury in violation of law.

Implementation of this Section shall be subject to Permanent Committee J.C. No. 4-2012 dated September 11, 2012 and such other guidelines issued by the agencies concerned.

Sec. 11. Transparency on Public Funds. Consistent with the State policy on full public disclosure of government transactions, the BTr shall post on its official website information relating to all Special Accounts and Funds deposited with the National Treasury, which shall include, but not limited to the following: (i) agency under whose name the account or fund was constituted or created; (ii) funding source/s of the account or fund; (iii) legal basis for the creation of the account or fund; (iv) allowable uses/purposes of the account or fund; (v) monthly balances of each account or fund; and (vi) such other pertinent information as may be reasonably required to be posted on the BTr website.

In like manner, departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy, SUCs, and GOCCs shall post on their respective official websites information relating to public funds deposited, maintained, and invested by them with any banking or financial institution which shall include, but not limited to the following: (i) name of the banking or financial institution/s where public funds are deposited, maintained or invested; (ii) specific income or fund sources; (iii) legal basis for depositing, maintaining or investing said income/fund source/s with the bank/s or financial institution/s; (iv) allowable uses/purposes of the income or fund; (v) monthly balances of each account or fund; and (vi) such other pertinent information as may be reasonably required to be posted by the agency concerned on its website.

Agencies shall ensure that such information posted on their websites are searchable by keywords for easy access of the public.

The head of the agency concerned and the agency’s web administrator or his/her equivalent shall be responsible for ensuring compliance with the foregoing requirements.

Sec. 12. Conduct of Seminar, Conference, Training, and Oath Taking Programs. Departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy which conduct seminar, conference, training, and oath taking programs in relation to their mandated functions are authorized to collect fees from government and private agency participants for said activities. The proceeds derived from each seminar, conference, training, and oath taking activities shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292.

However, the agencies which do not have appropriations in their budgets for the purpose may use the proceeds for the conduct of the said seminar, conference, training, and oath taking activities subject to budgeting, accounting and auditing rules and regulations. Any excess proceeds shall be deposited with the National Treasury as income of the General Fund.

The agency concerned shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS, until such time that all agencies have fully migrated to the BTMS; and

(b)	Agency’s website.

The agency concerned shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 13. Sale of Official Publications. Departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy are authorized to sell their official publications whether electronically or through other means.

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The proceeds derived from such sale shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292. However, the agencies which do not have appropriations in their budgets for the purpose may use said proceeds to defray the cost of preparing, printing and disseminating such official publications, subject to budgeting, accounting and auditing rules and regulations. Any excess proceeds shall be deposited with the National Treasury as income of the General Fund.

The agency concerned shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS, until such time that all agencies have fully migrated to the BTMS; and

(b)	Agency’s website.

The agency concerned shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 14. Sale of Non-Serviceable, Obsolete or Unnecessary Equipment. Departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy are hereby authorized to sell non-serviceable, obsolete, or unnecessary equipment, including motor vehicles in accordance with Section 79 of P.D. No. 1445, E.O. No. 309, s. 1996 and such other guidelines issued thereon. The proceeds from the sale of such equipment shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292.

The agency concerned shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS, until such time that all agencies have fully migrated to the BTMS; and

(b)	Agency’s website.

The agency concerned shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 15. National Internal Revenue Taxes and Import Duties. The amounts pertaining to the following taxes and duties shall be considered as both revenue and expenditure of the government, and are deemed automatically appropriated:

(a)

National internal revenue taxes and import duties payable or assumed by departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs to the Government arising from foreign donations, grants and loans;

(b)

Non-cash tax transactions of the following government agencies: (i) the BTr for documentary stamp taxes on the issuance of foreign and domestic securities, and foreign currency acquisition for payment of debt service; (ii) DND and PNP on importations of military hardware, software, munitions, arms and equipment; (iii) Bureau of Fire Protection on importations of fire-fighting equipment, rescue equipment, and personal protective gears; (iv) the DOTr for the Metro Rail Transit Line 3 System incurred starting FY 1997 in accordance with the provisions of the Build-Lease-Transfer Agreement executed thereon; (v) Philippine Coast Guard and National Coast Watch Center of the Office of the President of the Philippines on importation, grants, and donations of hardware, software, munitions, arms, and equipment for maritime security and law enforcement, marine environmental protection; maritime safety; maritime communications; maritime domain awareness and search and rescue; (vi) special hospitals, specialty hospitals, DOH-retained hospitals and SUC hospitals on importation of health equipment; and (vii) other tax obligations assumed by the National Government pursuant to a valid PPP agreement; and

(c)

Tax expenditure subsidies approved by the Fiscal Incentives Review Board, including the AFP Commissary and Exchange Service, the PNP Service Store System, and the Procurement Service Exchange Marts or PX Marts, in accordance with P.D. No. 776, as amended by E.O. No. 93, s. 1986, R.A. No. 11534, and such other guidelines issued thereon.

Implementation of this Section shall be subject to the guidelines issued by the DOF and DBM, and such other guidelines issued by the agencies concerned.

Sec. 16. Loan Agreements. Departments, bureaus, offices and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy, SUCs and GOCCs, except those engaged in banking, shall in no case enter into foreign or domestic loan agreements, whether in cash or in kind, unless the following conditions, as may be applicable are complied with:

(a)	Prior approval of the President of the Philippines;

(b)	Concurrence of the Monetary Board;

(c)	Conditions provided by pertinent laws; and

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(d)

Issuance of Forward Obligational Authority (FOA) by the DBM for project loans or issuance of a DBCC resolution covering the full amount in the case of program loans, and an equivalent document for those undertaken by GOCCs. In the issuance of a FOA, the DBM shall consider the budgetary implications of foreign-assisted projects.

The Monetary Board shall, within thirty (30) days from the end of every quarter, submit to the Congress a report of its decisions on applications for loans to be contracted or guaranteed by the government or GOCCs which have the effect of increasing the foreign debt.

EXPENDITURE

Sec. 17. Use of Government Funds. Government funds shall be utilized in accordance with the appropriations authorized for the purpose and comply with applicable laws, rules and regulations, such as, but not limited to the following:

(a)	Purchase of goods, infrastructure projects, and consulting services, including common-use supplies, shall be made in accordance with the provisions of R.A. No. 9184, its IRR and GPPB guidelines;

(b)

Purchase of motor vehicles shall be made pursuant to A.O. No. 14, s. 2018, GPPB Resolution No. 20- 2019 dated September 5, 2019, Budget Circular (BC) No. 2019-3 dated May 16, 2019, B.C. No. 2019-2 dated March 4, 2019, B.C. No. 2017-1 dated April 26, 2017, Office of the President M.C. No. 9 dated December 14, 2010, and B.C. No. 2010-2 dated March 1, 2010, and such other pertinent guidelines issued by agencies concerned;

(c)

Payment of foreign travel expenses of any government official and employee for training, seminar or conference abroad when the foreign mission cannot effectively represent our country or travels necessitated by authorized international commitments, in accordance with E.O. No. 77, s. 2019, and such other issuances as may be issued thereon: Provided, That, no official or employee may be sent to foreign training when they are due to retire within one (1) year after the said foreign travel; and

(d)

Provisions for fuel, parts, repair and maintenance of government vehicles. In case of transport crisis, such as that occasioned by street demonstrations, welgang bayan, floods, typhoons and other emergencies, government vehicles of any type may be made available to meet the emergency and may be utilized to transport, for free, commuters on a round-the-clock basis.

Sec. 18. Prohibition on the Attachment of the Name, Image, and Likeness of Public Officials on Government Projects. Subject to guidelines to be issued by the Department of Budget and Management (DBM), it shall be prohibited to affix, or cause to be affixed, the name, visage, appearance, logo, signature, or other analogous image of any public official, whether elected or appointed, on all Programs, Activities, Projects (PAPs) or its corresponding signage which are funded under this Act.

Sec. 19. Strict Adherence to Procurement Laws, Rules and Regulations. All agencies of the government, including all government instrumentalities, shall strictly adhere to the provisions of R.A. No. 9184, its IRR, GPPB guidelines, and DTI Guidelines on Certification of Domestic Bidder Preference in the procurement of goods, infrastructure projects and consulting services. In aid of economic recovery and pursuant to Section 12, Article XII of the 1987 Constitution, the government or any of its instrumentalities shall give preference to materials and supplies made and manufactured in the Philippines in the procurement of goods and infrastructure projects.

To this end, the DTI, DA, DOH, DBM, DOE, DPWH, DOTR, DOT, DOLE and other relevant government agencies shall promulgate the rules and regulations in order to implement the measure: Provided, That this preference shall be guaranteed in all levels of the procurement process subject to the guidelines issued by the GPPB: Provided, further, That the preference shall apply to all articles, materials, or supplies of the growth, production, or manufacture, as the case may be, including raw materials, ingredients, and fixtures to be actually, directly, and specifically utilized on the government project, as well as services to be performed: Provided, furthermore, That strict monitoring and enforcement shall be undertaken in order to ensure compliance: Provided, finally, That the preference shall be compliant with existing procurement laws and rules.

To promote transparency and achieve efficiency in the procurement process, the Philippine Government Electronic Procurement System shall be the primary source and repository of information on government procurement.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, pages 816-817, R.A. No. 11639)

Sec. 20. Early Procurement Activities. Notwithstanding the mandatory procurement timelines under R.A. No. 9184 and its IRR, agencies are authorized to undertake early procurement activities as soon as the proposed national budget is submitted to Congress. However, agencies may only proceed with the issuance of notice of award of contract upon approval or enactment of their respective appropriations and issuance of budget authorization document and based on the amount authorized therein.

For foreign-assisted projects, agencies may undertake early procurement activities, subject to the guidelines prescribed under GPPB Circular No. 06-2019, dated July 17, 2019, and such other guidelines issued thereon.

Sec. 21. Procurement of Critical Supplies. All agencies of the government shall ensure the timely and sufficient provision of critical supplies, particularly those which by its nature, use or characteristic, the quantity or exact time of need cannot be accurately pre-determined. Critical supplies shall refer to those vital to the support of operations, which owing to various causes are in short supply or are expected to be in short supply. This includes fuel, equipment spare parts, Personal Protective Equipment (PPE) items, COVID-19 response items, and other analogous items.

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For this purpose, said agencies shall resort to available modalities in the procurement of critical supplies, subject to the provisions of R.A. No. 9184, its IRR, and GPPB guidelines. The inventory thereof shall be subject to the provisions of Section 27 of this Act.

Sec. 22. Procurement of Agri-Fishery Products. In order to ensure the availability of food for all sectors and to increase the income of our farmers and fisherfolk, the government, as procuring entity, shall directly purchase available agricultural and fisheries products from local farmers, fisherfolk, or their associations or cooperatives, pursuant to R.A. No. 11321 (Sagip Saka Act): Provided, That the direct purchases of agri-fishery products shall be compliant with Section 11 of the Sagip Saka Act and Resolution No. 18-2021 issued by the GPPB.

To this end, the DA, DSWD, DEPED, DOH, DILG, LGUs, and other relevant government agencies shall implement this as a policy in their feeding programs, relief operations, rice subsidy, and other programs. The task group on food security chaired by the DA shall oversee the implementation of this provision.

The DA shall submit to Congress, on a quarterly basis, a report on the status of implementation of this provision, including the list of participating NGAs and LGUs, the items and amounts of direct purchases, and the farmers and fisherfolk beneficiaries, among others.

Sec. 23. Semi-Expendable Property. Tangible items below Fifty Thousand Pesos (₱50,000) shall be accounted as semi-expendable property.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, page 819, R.A. No. 11639)

Sec. 24. Printing Expenditures. All agencies of the government shall engage the services of the National Printing Office, BSP, and APO Production Unit as Recognized Government Printers (RGPs) for the printing of accountable forms and sensitive, high quality or high volume requirements, subject to the following:

(a)	The RGPs shall undertake the printing requirements themselves and shall not sub-contract any portion thereof to other printers; and

(b)

An agency may be allowed to engage private printers for the printing of accountable forms and sensitive, high quality or high volume requirements upon certification by the RGPs that they are unable to service the said requirements. Said engagement of private printers shall be in accordance with R.A. No. 9184, its IRR, and GPPB guidelines.

Sec. 25. Use and Procurement of Information Technology Equipment. The amounts authorized in this Act for Information and Communications Technology (ICT) equipment shall be used for the provision of personal computers inclusive of operating systems, basic software and other essential electronic devices to their respective officials and employees. Said ICT equipment shall be procured exclusively from the PS as common-use supplies, pursuant to L.O.I. No. 755, E.O. No. 359 and A.O. No. 17.

Sec. 26. Compliance with the Information Systems Strategic Plan. The amounts authorized in this Act for ICT requirements shall be used in accordance with the agency’s Information Systems Strategic Plan, subject to the compliance with the rules and regulations issued by the DICT.

Sec. 27. Inventory of Supplies, Materials and Equipment Spare Parts. The inventory of supplies, materials and equipment spare parts to be procured shall not exceed the agency’s two-month requirement.

The head of agencies may increase their inventory of critical supplies, materials and equipment spare parts to be procured in any of the following instances: (i) in anticipation of cost increases; (ii) necessitated by a national emergency; (iii) when there is an impending shortage; and (iv) when otherwise authorized in this Act or in the charter of the agency concerned. The purchase of stocks exceeding an agency’s one-year requirement shall be subject to approval by the President of the Philippines, upon the joint recommendation of the Chairperson of the COA and the agency head concerned.

Agencies may undertake emergency procurement of supplies, materials and equipment spare parts when there is an unforeseen contingency requiring immediate purchase subject to the conditions prescribed under R.A. No. 9184, its IRR and GPPB guidelines.

Sec. 28. Implementation of Infrastructure Projects. The following requirements shall be observed in the implementation of infrastructure projects:

(a)	The location, areas or sites of all infrastructure projects are not included in the critical geo-hazard areas or no build zones identified or certified by the Mines and Geo-Sciences Bureau;

(b)

The standards of construction, rehabilitation, improvement or repair of all infrastructure projects in all areas and zones are consistent with the rules determined by the DPWH, which shall consider, among others, the structural strength and climate and disaster resilience required for infrastructure projects in all areas and zones;

(c)

The planning and construction of all infrastructure projects to be implemented within the National Integrated Protected Area System are done in a way that eliminates or minimizes the risk of biodiversity loss while the specifications thereon are in accordance with those determined by the DPWH, in coordination with the DENR. Major infrastructure projects may only be undertaken in said areas if intended to enhance biodiversity. The DPWH shall consider climate data and risk assessment and green building standards in the planning, designing, construction, engineering, and renovation of government buildings and facilities;

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(d)

Ecosystem functions and services such as, but not limited to, drainage, aquifer recharge, heat island effect, analysis of population dynamics which would engender the requirements of solid waste and wastewater management, and the need for softscape and vegetative cover shall be taken into consideration in all public infrastructure projects. These considerations shall be incorporated into the project Environmental Impact Assessments (EIAs) and commitments to protect these services shall be included in the project contracts;

(e)

A certificate of non-coverage or an Environmental Compliance Certificate (ECC) is required prior to the commencement of government infrastructure projects covered by the Philippine Environmental Impact Statement System; and

(f)

In the analysis of projects, the National Economic Development Authority (NEDA) must take into account natural accounting and ecosystem services values over time and provide this information to the NEDA Board in its decision-making process.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, page 818, R.A. No. 11639)

Sec. 29. Installation of Rainwater Collection System. Rainwater collection system (RWCS) shall be installed in public markets, school sites and government buildings and sites as an adaptation measure to combat climate change and to ensure sufficient water supply, which shall be in accordance with the prescribed design of DPWH. In no case shall the RWCS be constructed in private lots or privately-owned or operated market places.

Sec. 30. Certification of Availability of Funds. No obligations chargeable against any authorized allotment shall be incurred by departments, bureaus, and offices of the National Government, including Constitutional Offices enjoying fiscal autonomy, SUCs, GOCCs and LGUs, without first securing a certification of availability of funds (CAF) for the purpose from the agency Chief Accountant, subject to Section 40, Chapter 5 and Section 58, Chapter 7, Book VI of E.O. No. 292. The CAF sufficient to cover the cost of the contracted activities shall be contained in, and made part of, the contract duly signed by the Chief Accountant of the contracting agency.

For multi-year projects, the CAF shall be issued annually based on the budget for the year. In case of multi-year projects with no funding requirement on any given year, instead of the CAF, the Chief Accountant shall issue a certification that no fund is needed for the year, as indicated in the approved multi-year contractual authority (MYCA).

Sec. 31. Multi-Year Contracts. The issuance of a MYCA or any similar document shall be required before agencies may enter into multi-year contracts, subject to the requirements and guidelines prescribed by the DBM. Provided, That, for foreign-assisted projects funded by foreign loans, the issuance of a MYCA shall no longer be necessary.

In the procurement of multi-year projects, the MYCA or any similar document shall be required prior to commencement of any procurement activity.

In the case of GOCCs, they shall secure prior authority from their respective governing boards before entering into multi-year contracts.

For LGUs, they shall secure any equivalent document issued by their respective sanggunian authorizing them to enter into multi-year contracts.

For the multi-year PPP projects with government undertakings authorized under R.A. No. 6957, as amended by R.A. No. 7718, the same shall be covered by a letter of commitment issued in accordance with the guidelines issued by the DBM.

In the case of recurring procurement projects such as, but not limited to, janitorial and security services, supply of drinking water, telecommunications requirements, rental of office and equipment, and lease-purchase agreements, government agencies may either secure a MYCA or an equivalent authority, or renew the ongoing contract to not more than one (1) year subject to assessment or evaluation of the contractor’s performance. In no case shall the total contract renewals exceed two (2) years. Implementation of this provision shall be subject to the relevant GPPB guidelines issued thereon.

The implementing agency shall ensure that the annual funding requirements for the multi-year projects shall be included in its budget proposals for the covered years, consistent with the funding schedule in the MYCA and equivalent authorities, and letter of commitment. In the case of NGAs and qualified GOCCs, the DBM shall ensure that the funding requirement for the multi-year projects are included in the National Expenditure Program to be submitted to Congress who shall give due consideration of the said proposal. In the case of GOCCs and LGUs, due consideration shall be given by the governing board of GOCCs and the sanggunian of the LGUs, respectively.

In all instances, the disbursements to be incurred for multi-year contracts shall in no case exceed the cash appropriations for the purpose during the year. Procurement of multi-year projects shall be subject to the provisions of R.A. No. 9184 and its IRR and GPPB guidelines.

Sec. 32. Harmonized National Research and Development Agenda. All government agencies shall align their research and development agenda programs under the Harmonized National Research and Development Agenda for funding amounting to Ten Million Pesos (₱10,000,000) and above.

The DOST, in coordination with government research institutions and other agencies, shall facilitate dissemination of all output programs and projects under the Harmonized National Research and Development Agenda to appropriate government agencies, LGUs, academe, industry and communities, whenever applicable.

A copy of the progress report shall also be submitted to the DBM, the Office of the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document.

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Sec. 33. Agricultural Research and Development of the Department of Agriculture (DA). All agricultural research and development projects of the DA funded by the government shall have a farm-level application to make production and management systems more efficient, competitive and profitable for farmers in crops, livestock, poultry and/or fisheries.

Sec. 34. Programs and Projects Related to Gender and Development. All agencies of the government shall formulate a Gender and Development (GAD) Plan designed to address gender issues within their concerned sectors or mandate and implement the applicable provisions under R.A. No. 971O or the Magna Carta of Women, Convention on the Elimination of All Forms of Discrimination Against Women, the Beijing Platform for Action, the Philippine Plan for Gender-Responsive Development (1995-2025) and the Philippine Development Plan (2017-2022).

The GAD Plan shall be integrated in the regular activities of the agencies, which shall be at least five percent (5%) of their budgets. For this purpose, activities currently being undertaken by agencies which relate to GAD or those that contribute to poverty alleviation, economic empowerment especially of marginalized women, protection, promotion, and fulfilment of women’s human rights, and practice of gender-responsive governance are considered sufficient compliance with said requirement. Utilization of GAD budget shall be evaluated based on the GAD performance indicators identified by said agencies.

The preparations and submission of the annual GAD Plan and annual GAD Accomplishment Report shall be subject to the guidelines issued by the agencies concerned.

Sec. 35. Programs and Projects Related to Senior Citizens and Persons with Disability. All agencies of the government shall formulate plans, programs and projects intended to address the concerns of senior citizens and persons with disability, insofar as it relates to their mandated functions, and integrate the same in their regular activities.

Moreover, all government infrastructures and facilities shall provide architectural or structural features, designs or facilities that will reasonably enhance the mobility, safety and welfare of persons with disability pursuant to Batas Pambansa Blg. 344 and R.A. No. 7277, as amended.

Sec. 36. Barrier-Free Environment. Pursuant to R.A. No. 7277 (Magna Carta for Persons with Disability) and B.P. Blg. 344 (Accessibility Law), all government agencies and instrumentalities shall ensure the attainment of a barrier-free environment that will enable disabled persons to have access in public and private buildings for public use, educational institutions, airports, sports and recreation centers and complexes, shopping centers or establishments, public parking places, workplaces, and public utilities. No license or permit for the construction, repair or renovation of such building, establishment, institution, or public utility shall be granted or issued unless the owner or operator thereof shall install and incorporate therein such architectural facilities or structural features which shall reasonably enhance the mobility of disabled persons such as sidewalks, ramps, railings and the like.

Sec. 37. Projects Related to the Youth. All agencies of the government are encouraged to provide allocations for youth development projects and activities within the framework of the Philippine Youth Development Plan (2017-2022).

Sec. 38. Institutional Linkage with the National Cultural Agencies. In the implementation of their activities or projects authorized in this Act, agencies identified under Section 32 of R.A. No. 10066 shall consult, coordinate and work closely with the National Commission for Culture and the Arts (NCCA) to ensure that their respective responsibilities embodied under the said law are implemented.

Sec. 39. Protection of Built Heritage, Cultural Properties and Cultural Landscapes. Alteration, renovation or demolition of government buildings and open spaces declared or presumed to be important cultural properties by government cultural agencies concerned shall be undertaken only upon prior approval of the said government cultural agencies and proper consultation with stakeholders and cultural groups to be administered by the NCCA. This includes the protection of the sight line with regard to built heritage, cultural properties and cultural landscapes.

In addition, the DPWH shall be responsible in the planning, design, construction, and maintenance of national roads and bridges as they impact on heritage structures or aspects or heritage conservation pursuant to R.A. No. 10066.

Sec. 40. Disaster Risk Reduction and Climate Change Adaptation and Mitigation Measures Incorporated in All Agencies Projects. All agencies of the government should implement projects incorporating risk reduction, climate change adaptation, and where feasible, climate change mitigation.

To ensure that the disaster risk reduction and climate change adaptation measures are appropriate in the light of intensifying hazards, all national government projects should be subjected to multi-scenario, probabilistic analysis. For this purpose, the CCC shall extend the necessary technical and capacity building assistance to all agencies of the government in the conduct of risk assessment, as well as adaptation and mitigation planning.

Agencies shall likewise integrate energy-saving solutions and consider climate resilience in the planning and implementation of all infrastructure projects, office programs, and activities, as well as assess their organizational carbon footprint and pursue appropriate emission reduction measure, to mitigate and adapt to the effects of climate change pursuant to the provisions of R.A. No. 9729.

Sec. 41. Climate Budget Tagging. All national government agencies, SUCs and GOCCs shall tag their budgets for the climate change adaptation and mitigation in accordance with the DBM-CCC J.M.C. No. 2015-01 dated March 24, 2015, and LGUs shall tag their climate budget in their Annual Investment Plans pursuant to DBM-CCC-DILG J.M.C. No. 2015-01 dated July 23, 2015. The results of the budget tagging shall guide the formulation of subsequent budgets to mainstream climate change adaptation and mitigation strategies in the national and local development process.

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Sec. 42. Energy Efficiency. All national government agencies, LGUs and GOCCs shall embark on energy efficiency measures, including the adoption of a standard thermostat level based on the DOE’s energy conservation program, and the use of energy efficient lighting, such as light-emitting diode (LED) lamps, in their office buildings, school buildings, hospitals, markets, parks, street lights and other public places.

Sec. 43. Maintenance and Operation of Dams. As part of the disaster risk reduction program of the government, agencies and GOCCs that have control or supervision over the major dams shall ensure that said dams are properly maintained, managed and operated with updated and promulgated protocols. The agencies and GOCCs concerned shall take into account climate change and extreme weather events and ensure coordination with the Philippine Atmospheric, Geophysical and Astronomical Services Administration on precipitation forecast. They shall also establish and maintain an efficient and effective early flood warning system and functional water level monitoring system that is periodically tested together with the LGUs and communities at risk of flooding from dam water releases.

Sec. 44. Multi-Hazard Impact-Based Forecasting and Early Warning Systems for Climate and Disaster Resilience. The National Government shall promote the establishment of multi-hazard impact-based forecasting and early warning systems and services, including the development and enhancement of protocols for climate, weather, and risk communication, early warning dissemination, and implementation of early action procedures, to prevent and minimize loss and damage from impacts of extreme weather and slow onset events in communities. Such instrumentation, communication, and implementation protocols should be actionable and verifiable, to the last mile, reaching the most vulnerable.

Sec. 45. Protection of Biodiversity. All agencies of the government shall ensure that protection of biological diversity is integrated and mainstreamed into their development programs and projects. Agencies shall likewise prioritize the conservation and restoration of natural ecosystems.

Sec. 46. Repair and Retrofitting of Government Structures. The government agencies concerned shall prioritize the repair and retrofitting of government structures in areas considered highly vulnerable to seismic activity and shall ensure that the retrofitting shall result in structural strength required for the area concerned in accordance with R.A. No. 10121 or in accordance with the National Structural Code of the Philippines.

Sec. 47. Materials Recovery Facility. All agencies of the government shall establish a Materials Recovery Facility (MRF) in a suitable open space within the office premises to promote environmental awareness and action. The design of the MRF shall be pursuant to the guidelines under R.A. No. 9003 (Ecological Solid Waste Management Act of 2000).

Sec. 48. Sustainable Development Goals and Futures Thinking. All national government agencies, LGUs and GOCCs shall work with the National Economic Development Authority to ensure that public spending and investment on programs, activities and projects are geared towards the attainment of the United Nations Sustainable Development Goals and its targets and shall incorporate futures thinking and strategic long-term planning in their development plans.

PERSONNEL BENEFITS

Sec. 49. Employment of Contractual Personnel. Contractual personnel may be hired by agencies as part of their organization in order to perform agency functions or specific vital activities or services which cannot be provided by the regular or permanent staff of the hiring agency, subject to compliance with the organizational, staffing and compensation standards set by the DBM. The total annual Personnel Services requirement for contractual personnel, to cover salaries, and other personnel benefits and fixed expenditures, shall in no case exceed the lump sum appropriations for the purpose, except when there is an urgent need to hire contractual personnel in the implementation of the priority activities or projects, subject to approval of the DBM. In which case, the payment for contractual personnel shall be sourced from the Miscellaneous Personnel Benefits Fund.

Contractual personnel shall be considered as an employee of the hiring agency but only during the period when their services are reasonably required. Existing contractual employees who are qualified for any vacant position within the agency to which they wish to apply shall be considered in the hiring of permanent employees by the agency.

Sec. 50. Extraordinary and Miscellaneous Expenses. Appropriations authorized in this Act may be used for the annual extraordinary expenses of the following officials with the following ranks and their equivalent, as may be determined by the DBM or by the GCG for GOCCs/GFls covered by R.A. No. 10149, not exceeding the amounts indicated:

(a)	₱264,000 for each Department Secretary;

(b)	₱108,000 for each Department Undersecretary;

(c)	₱60,000 for each Department Assistant Secretary;

(d)	₱45,600 for each head of bureau or organization of equivalent rank, and for each head of a Department Regional Office including General Manager of Local Water District in Categories A and B;

(e)	₱26,400 for each head of a Bureau Regional Office or organization of equivalent rank including General Manager of Local Water District in Categories C and D; and

(f)	₱19,200 for each Municipal Trial Court Judge, Municipal Circuit Trial Court Judge, and Shari’a Circuit Court Judge.

In addition, annual miscellaneous expenses not exceeding Ninety Thousand Pesos (₱90,000) for each of the offices under the above named officials and their equivalent are authorized herein.

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For the purpose of this Section, extraordinary and miscellaneous expenses include, but not be limited to, expenses incurred for:

(a)	Meetings, seminars and conferences;

(b)	Official entertainment;

(c)	Public relations;

(d)	Educational, athletic and cultural activities;

(e)	Contributions to civic or charitable institutions;

(f)	Membership in government associations;

(g)	Membership in national professional organizations duly accredited by the Professional Regulation Commission;

(h)	Membership in the Integrated Bar of the Philippines;

(i)	Subscription to professional technical journals and informative magazines, library books and materials;

(j)	Office equipment and supplies; and

(k)	Other similar expenses not supported by the regular budget allocation.

In case of deficiency, the requirements for the foregoing purposes shall be charged against available allotments of the agency concerned. No portion of the amounts authorized herein shall be used for the payment of salaries, allowances and other benefits, and confidential and intelligence expenses.

Sec. 51. Cultural and Athletic Activities. An amount not exceeding One Thousand Five Hundred Pesos (₱1,500) in a year, may be used for the purchase of uniform or costume and other related expenses in the conduct of cultural and athletic activities per employee-participant.

Sec. 52. Funding of Personnel Benefits. Notwithstanding any provision of law to the contrary, all personnel benefits costs of government personnel shall be chargeable against the funds from which their salaries are paid. If the personnel benefits costs, in whatever form, are partly sourced from the General Fund and partly from other sources, only the portion attributed to the personnel benefits cost chargeable against the General Fund shall be sourced therefrom in the payment of retirement and terminal leave benefits and pension.

In no case shall personnel benefits costs drawn from Special Accounts, Trust Funds or other sources of funds be chargeable against the General Fund of the National Government.

The personnel benefits costs of officials and employees on detail to other offices, including the representatives and support personnel of auditing units assigned to serve other offices or agencies, shall be chargeable against the appropriations of their parent agencies, except as otherwise authorized by the DBM.

Personnel benefits costs shall include salary increases, step increments, all kinds of authorized allowances, benefits and incentives, monetized vacation and sick leave credits, government share in retirement and life insurance premiums, employees compensation insurance premiums, health insurance premiums and HDMF contributions, and other authorized benefits.

Sec. 53. Appropriations for Personnel Services. The appropriations for Personnel Services under this Act shall be used for the payment of personnel benefits authorized by law to be given to National Government personnel. Any available allotment for Personnel Services within a department or agency may be utilized by said department or agency for the payment of deficiencies in authorized personnel benefits.

Implementation of this Section shall be subject to guidelines issued by the DBM.

Sec. 54. Remittance of Compulsory Contributions. The government and employee shares in the compulsory contributions to the Employees’ Compensation Commission, PhilHealth, GSIS and HDMF pursuant to P.D. No. 626, as amended, R.A. No. 6111, R.A. No. 7875, as amended, R.A. No. 8291, and R.A. No. 9679, respectively, shall be remitted directly by departments, bureaus and offices of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs to the respective recipient agencies unless a different arrangement is agreed upon in writing between the DBM and the recipient agency.

Any proposed increase in government and employee compulsory contributions may only be implemented after consultation by the agency concerned with the DBM in order that the budgetary implications of such proposal be duly considered. The implementation of any increase in government and employee compulsory contributions, after said consultation, shall be made effective only upon inclusion thereof in an appropriations law.

Sec. 55. Authorized Deductions. Deductions from salaries and other benefits accruing to any government employee, chargeable against the appropriations for Personnel Services, may be allowed for the payment of an individual employee’s contributions or obligations due the following:

(a)	The BIR, PhilHealth, GSIS and HDMF;

(b)	Non-stock savings and loans associations and mutual benefit associations duly operating under existing laws and cooperatives which are managed by and/or for the benefit of government employees;

(c)	Associations or Provident Funds organized and managed by government employees for their benefit and welfare;

(d)	GFls authorized by law and accredited by appropriate government regulating bodies to engage in lending;

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(e)	Licensed insurance companies; and

(f)	Thrift banks or rural banks accredited by the BSP.

Obligations due to the BIR, contributions or obligations due to the PhilHealth, GSIS and HDMF shall be satisfied ahead of all other obligations. The remaining obligations due to other entities listed above shall be satisfied in the order in which they were incurred.

In no case shall the foregoing deductions reduce the employee’s monthly net take home pay to an amount lower than Five Thousand Pesos (P5,000).

Sec. 56. Personnel Economic Relief Allowance. In order to supplement the salaries of government personnel covered by R.A. No. 6758, as amended, Personnel Economic Relief Allowance (PERA), in the amount of Two Thousand Pesos (₱2,000) per month, is granted to the following:

(a)	Civilian government personnel stationed in the Philippines, whether occupying regular, contractual or casual positions, appointive or elective; and

(b)	Military and uniformed personnel.

Government personnel stationed abroad shall be granted overseas allowances to defray the cost of their living expenses and shall no longer be entitled to receive PERA for the duration of their station abroad.

The grant of PERA shall be subject to the rules and regulations prescribed under B.C. No. 2009-3 dated August 18, 2009, as amended, and such other guidelines issued by the DBM or by the GCG for GOCCs/GFIs covered by R.A. No. 10149.

Sec. 57. Uniform or Clothing Allowance. An amount not exceeding Six Thousand Pesos (P6,000) per year is hereby authorized for the payment of uniform or clothing allowance to each qualified government employee, subject to B.C. No. 2018-1 dated March 8, 2018 and such other guidelines issued by the DBM.

Sec. 58. Magna Carta Benefits. The payment of magna carta benefits of public health workers, school teachers, social workers, scientists, engineers and researchers, and other science and technology personnel in the government shall be subject to the guidelines of the DBM.

Sec. 59. Special Counsel Allowance. Government lawyers assigned in the legal staff of the agencies are hereby authorized an allowance of Five Thousand Pesos (₱5,000) for each appearance or attendance to court hearings, subject to the following:

(a)

The government lawyer has been deputized by the Office of the Solicitor General (OSG) or authorized by the head of agency to assist the OSG, prosecutors, or provide legal representation for the agency or its personnel as its counsel, as the case may be;

(b)	The court appearance is not pursuant to motions for extension or postponement of hearing; and

(c)	The aggregate allowance shall not exceed fifty percent (50%) of the government lawyer’s monthly basic salary.

Court as used in this Section shall pertain to those under the Judiciary. In no case shall special counsel allowance be granted to government lawyers appearing before quasi-judicial and administrative agencies.

Sec. 60. Hazard Duty Pay. Hazard duty pay shall be granted only to government personnel who are actually assigned to, and performing their duties in, strife-torn or embattled areas as may be determined and certified by the Secretary of National Defense and for the duration of such assignment.

The grant of hazard duty pay shall be subject to the rules and regulations prescribed under B.C. No. 2005-4 dated July 13, 2005 and such other guidelines issued by the DBM.

Sec. 61. Honoraria. Honoraria may be paid only to the following:

(a)

Teaching personnel of the DepEd, TESDA, SUCs and other educational institutions, engaged in actual classroom teaching, whose teaching load is outside of the regular office hours or in excess of the regular load;

(b)	Those who act as lecturers, resource persons, coordinators and facilitators in seminars, training programs, and other similar activities in training institutions;

(c)

Chairpersons and members of commissions, boards, councils, and other similar entities, including personnel thereof who are not paid salaries nor per diems but compensated in the form of honoraria as provided by laws, rules and regulations;

(d)	Those who are involved in science and technological activities and render services beyond their regular workload;

(e)	Officials and employees assigned to special projects, subject to the following conditions:

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(i)

Said special projects are reform-oriented or developmental, contribute to the improvement of service delivery and enhancement of the performance of the core functions of the agency, and have specific timeframes and deliverables in accomplishing objectives and milestones set by the agency for the year; and

(ii)	Such assignment entails rendition of work in addition to, or over and above, their regular workload.

In these instances, the rates of honoraria shall depend on the level of responsibilities, nature of work rendered, and extent of individual contribution to produce the desired outputs. The total honoraria received from all special projects shall not exceed twenty five percent (25%) of the annual basic salaries; and

(f)	Officials and employees authorized to received honoraria under R.A. No. 9184 and its IRR.

The grant of honoraria to the foregoing shall be subject to the guidelines prescribed under B.C. No. 2003-5 dated September 26, 2003, as amended by B.C. No. 2007-1 dated April 23, 2007 and N.B.C. No. 2007-510 dated May 8, 2007, B.C. No. 2007-2 dated October 1, 2007, B.C. No. 2004-5A dated October 7, 2005, as amended by B.C. No. 2007-3 dated November 29, 2007, DBM and DOST J.C. No.1 dated June 25, 2013 and such other guidelines issued by the DBM.

Sec. 62. Representation and Transportation Allowances. Government officials with the following ranks and their equivalent, as determined by the DBM or by the GCG for GOCC/GFIs covered by R.A. No. 10149, while in the actual performance of their respective functions, are hereby authorized monthly commutable representation and transportation allowances at the rates indicated below, for each type of allowance:

(a)	₱14,000 for Department Secretaries;

(b)	₱11,000 for Department Undersecretaries;

(c)	₱10,000 for Department Assistant Secretaries;

(d)	₱9,000 for Bureau Directors and Department Regional Directors;

(e)	₱8,500 for Assistant Bureau Directors, Department Assistant Regional Directors, Bureau Regional Directors, and Department Service Chiefs;

(f)	₱7,500 for Assistant Bureau Regional Directors; and

(g)	₱P5,000 for Chief of Divisions, identified as such in the Personnel Services Itemization and Plantilla of Personnel.

The grant of representation and transportation allowances, shall be subject to the following:

(a)

Transportation allowance, whether in full or partial amounts, shall not be granted to officials who are assigned or actually using government motor transportation. Officials who are assigned government motor transportation, but are not able to use said vehicle for justifiable reason, as determined by the DBM, may be granted transportation allowance during the said period;

(b)

Representation and transportation allowances of local government officials who are of equivalent rank to the foregoing officials, as determined by the DBM, shall be at the same percentages of the salary rates authorized for their corresponding income classification in accordance with Section 10 of R.A. No. 6758 and subject to the Personnel Services limitations under Section 325(a) of R.A. No. 7160;

(c)

No amount of representation or transportation allowances, whether commutable or reimbursable, which exceed the rates authorized under this Section may be granted to the foregoing officials. Previous administrative authorizations inconsistent with the rates and conditions specified herein shall no longer be valid and payment shall not be allowed; and

(d)	The pertinent provisions of N.B.C. No. 548 and Local Budget Circular No. 103, both dated May 15, 2013, and such other guidelines issued by the DBM.

Sec. 63. Official Vehicles and Transport. Government motor transportation may be used by the following officials with costs chargeable to the appropriations authorized for their respective offices:

(a)	The President of the Philippines;

(b)	The Vice-President;

(c)	The President of the Senate;

(d)	The Speaker of the House of Representatives;

(e)	The Chief Justice and Associate Justices of the Supreme Court;

(f)	The Presiding Justices of the Court of Appeals, Court of Tax Appeals, and the Sandiganbayan;

(g)	The Department Secretaries, Undersecretaries, Assistant Secretaries and officials of equivalent rank;

(h)	Ambassadors, Ministers Plenipotentiary and Consuls in charge of consulates, in their respective stations abroad;

(i)	The Chief of Staff, the Vice-Chief of Staff, and the Commanding Generals of the Major Services of the AFP;

(j)	Heads of Constitutional Commissions and the Ombudsman;

(k)	Bureau Directors, Department Regional Directors and Bureau Regional Directors; and

(l)

Those who may be specifically authorized by the President of the Philippines, with respect to the Executive, the Senate President, with respect to the Senate, the Speaker, with respect to the House of Representatives, and the Chief Justice, in the case of the Judiciary.

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Sec. 64. Quarters Privileges. Officials who are transferred from one station to another by virtue of agency policies on reshuffling or rotation of personnel and do not own houses or rooms therein, shall be provided free quarters within their office premises.

Where there are no available quarters, the agency may rent rooms which shall serve as quarters for said officials, subject to the rules and regulations prescribed under N.B.C. No. 571 dated December 4, 2017. For those who opt for more expensive quarters other than those rented by their agencies, such preferred quarters may be secured provided that the difference in amount between the one preferred by the officials and that rented by their respective agencies shall be paid by the officials concerned.

Government personnel who are not entitled to quarters privileges but are allowed to use government quarters shall be charged the corresponding cost of rentals subject to guidelines as may be issued by the DBM.

Sec. 65. Mid-year Bonus. The Mid-year Bonus equivalent to one (1) month basic salary, shall be granted to all National Government personnel, whether under regular, temporary, casual or contractual status, on full-time or part-time basis, subject to the following:

(a)

Personnel have rendered at least a total or an aggregate of four (4) months of service from July 1 of the immediately preceding year to May 15 of the current year and who are still in the government service as of May 15 of the current year;

(b)	Personnel have obtained at least a satisfactory performance rating in the immediately preceding rating period; and

(c)	The provisions of R.A. No. 11466 dated January 8, 2020, B.C. No. 2017-2 dated May 8, 2017, B.C. No. 2019-4 dated July 5, 2019, and such other guidelines issued by the DBM.

Personnel of GOCCs covered by the Compensation and Position Classification System (CPCS) under R.A. No. 6758, as amended, and LGUs are likewise entitled to Mid-year Bonus chargeable against their respective corporate and local funds.

Sec. 66. Year-end Bonus and Cash Gift. The Year-end Bonus equivalent to one (1) month basic salary and additional cash gift of Five Thousand Pesos (P5,000) provided under R.A. No. 6686, as amended by R.A. No. 8441, shall be granted to all National Government personnel, whether under regular, temporary, casual or contractual status, on full-time or part-time basis, subject to the following:

(a)

At least a total of four (4) months of service including leaves of absence with pay from January 1 to October 31 have been rendered during the current year, and who are still in the service by October 31 of the same year;

(b)

Those who have rendered at least a total or an aggregate of four (4) months of service from January 1 of the current year but who have retired or separated from government service before October 31 of the same year shall be granted within the month of retirement or separation, a prorated share of the Year-end Bonus based on the monthly basic pay immediately preceding the date of retirement or separation and a Cash Gift of ₱5,000; and

(c)	The provisions of B.C. No. 2016-4 dated April 28, 2016 and such other guidelines issued by the DBM.

Personnel of GOCCs covered by the CPCS under R.A. No. 6758, as amended, and LGUs are likewise entitled to Year-end Bonus and Cash Gift chargeable against their respective corporate and local funds.

Such Year-end Bonus and Cash Gift shall be given in November of each year pursuant to R.A. No. 11466.

Sec. 67. Use of Appropriations for Retirement Gratuity and Terminal Leave. Appropriations authorized in this Act to cover the payment of retirement benefits shall be released directly to the agencies concerned computed based on the provisions of, and subject to the conditions prescribed in, applicable retirement laws, rules and regulations.

Unless authorized by law and duly covered by guidelines issued by the DBM, public funds shall not be used for the payment of salary increases or adjustments resulting from automatic promotions with the intent of increasing the retirement and terminal leave benefits of government personnel as provided in CSC-DBM J.C. No. 3 dated November 8, 1991.

The payment of any unauthorized retirement benefits shall be null and void and shall accordingly be refunded by the beneficiary-employee. The officials and employees who authorized, allowed, or connived with others in the payment of any unauthorized retirement benefits shall be subject to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292 and to appropriate criminal action under existing penal laws.

RELEASE AND USE OF FUNDS

Sec. 68. Cash Budgeting System. Appropriations authorized in this Act, including budgetary support to GOCCs and financial assistance to LGUs, shall be available for release and obligation for the purpose specified, and under the same general and special provisions applicable thereto, until December 31, 2023, except for personnel services which shall be available for release, obligation and disbursement until December 31, 2022. On the other hand, appropriations for the statutory shares of

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LGUs shall be available for release, obligation and disbursement until appropriations are fully utilized and funds are fully disbursed.

Likewise, construction of infrastructure projects, delivery of goods and services, inspection and payment shall be made not later than December 31, 2023.

After the end of the validity period, all unreleased appropriations and unobligated allotments shall lapse, while unexpended or undisbursed funds shall revert to the unappropriated surplus of the General Fund in accordance with Section 28, Chapter 4, Book VI of E.O. No. 292 and shall not thereafter be available for expenditure except by subsequent legislative enactment. Departments, bureaus, and offices of the National Government, including Constitutional Offices enjoying fiscal autonomy, SUCs, and GOCCs, shall strictly observe the validity of appropriations and the reversion of funds.

Except for transfers between LGUs, all balances of fund transfers between or among agencies, instrumentalities, GOCCs and LGUs, which, while obligated but not actually used, utilized, expended or disbursed to pay for completed construction, goods delivered, and services rendered, inspected and accepted as of December 31, 2023, shall revert to the unappropriated surplus of the General Fund.

The DBM is authorized to issue the necessary guidelines for the effective implementation of the cash budgeting system.

A report on these releases, obligations and disbursements shall be submitted to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations, and the Senate Committee on Finance, either in printed form or by way of electronic document.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, page 820, R.A. No. 11639)

Sec. 69. Prohibition Against lmpoundment of Appropriations. No appropriations authorized under this Act shall be impounded, unless in accordance with the rules and regulations issued by the DBM and when there is unmanageable National Government budget deficit.

Unmanageable National Government budget deficit as used in this section shall be construed to mean that: (i) the actual National Government budget deficit has exceeded the quarterly budget deficit targets consistent with the full-year target deficit as indicated in the BESF submitted by the President and approved by Congress pursuant to Section 22, Article VII of the Constitution; or (ii) there are clear economic indications of an impending occurrence of such condition, as determined by the DBCC and approved by the President.

Sec. 70. Prohibition Against Retention or Deduction of Funds. Fund releases from appropriations provided in this Act shall be transmitted to the agency concerned, subject to Section 3 hereof, applicable special and general provisions, and budgeting rules and regulations. No retention or deduction as reserves or overhead shall be made, except as authorized by law, the general or special provisions in this Act.

Sec. 71. Direct Release of Funds to Regional Offices and Operating Units. Funds appropriated in this Act shall be released directly to the Regional Offices (ROs) and Operating Units (OUs) of agencies where funds are specifically appropriated to the ROs and OUs of agencies, except as otherwise requested by the agencies to the DBM.

The DBM shall furnish copies of fund releases to ROs and OUs to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document.

Sec. 72. Lump-Sum Appropriations. Release of lump-sum appropriations shall be made upon compliance with the requirements under the applicable general and/or special provisions and submission by the agency concerned of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, copy furnished the House Committee on Appropriations and the Senate Committee on Finance. The Special Budget shall include the complete details of the activities or projects covering the lump-sum appropriations with the corresponding cost up to the lowest level i.e., provincial, city or municipal level, as the case may be.

Sec. 73. Fund Transfers to Civil Society Organizations. A government agency may transfer public funds to a Civil Society Organization (CSO) only if all of the following conditions are present:

(a)	The CSO is either:

(i)	implementing a government program or project jointly with the government agency; or

(ii)	a beneficiary of a government program or project.

(b)	There is a specific appropriation in the GAA or some other appropriation law for such government program or project.

(c)	The government agency has accredited the CSO in accordance with its guidelines. The guidelines shall include, as a minimum, the following requirements:

(i)	The presence of the CSO in its stated address and area of operation has been validated;

(ii)	The CSO has an identified membership and leadership and defined organizational structure;

(iii)	The CSO is in good standing with all government agencies from which the CSO has received public funds;

(iv)	The CSO is not in default or in delay in liquidating any public funds received from any government agency;

(v)

For implementing CSOs, the CSO must have a proven track record and good standing in undertaking civil society works; the CSO must not have any Director, Trustee, Officer or key personnel related within the fourth civil degree of consanguinity or affinity to any official involved in the processing of its accreditation, or any official of the government agency funding or implementing the program or project to be implemented by the CSO; and the CSO must

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have proven legal existence; and

(vi)	For beneficiary CSOs, the CSO must have the appropriate social preparation from the government agency providing the grant of financial assistance.

In case of a cooperative who wishes to become a CSO partner, the submission of certificate of registration and certificate of compliance as issued by the Cooperative Development Authority specifically for that purpose including meeting the minimum requirements as stated herein shall be sufficient for it to qualify as a CSO partner.

Government agencies shall post the lists of their accredited CSOs in their respective websites, and shall update such lists quarterly.

(d)

The CSO has liquidated in accordance with existing COA regulations all fund transfers due for liquidation. Only CSOs with proven absorptive capacity and good track records to implement several projects at the same time shall be considered as implementing CSO of multiple projects.

(e)	The CSO was selected by the government agency in accordance with R.A. No. 9184 and such other applicable rules and regulations.

To ensure the CSOs comply with all pertinent rules and regulations covering the transfer, use, liquidation and audit of public funds, government agencies shall put into place the needed monitoring, evaluation and reporting mechanisms. Government agencies shall remain accountable for funds transferred to CSOs in accordance with government accounting and auditing rules and regulations.

Government agencies shall submit to the DBM, the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document, quarterly reports on funds transferred and the government programs or projects involved. The head of the respective government agencies and their web administrator or his/her equivalent shall be responsible for ensuring that said quarterly reports are likewise posted on their websites.

Sec. 74. Authority to Use Savings. The President of the Philippines, the President of the Senate of the Philippines, the Speaker of the House of Representatives, the Chief Justice of the Supreme Court, the Heads of the Civil Service Commission, the Commission on Elections, and the COA are hereby authorized to declare and use savings in their respective appropriations to augment actual deficiencies incurred for the current year in any item of their respective appropriations.

The foregoing constitutional officers authorized to use savings shall ensure that a semestral and annual report on their respective use of savings shall be submitted to the President of the Senate of the Philippines and the Speaker of the House of Representatives, copy furnished the DBM. The report shall indicate among others, the amount of savings generated, the sources and grounds used therefor, and the existing P/A/P in their respective appropriations augmented. They shall likewise ensure that said reports are posted on their respective websites.

The DBM shall post on its website the savings of the national government agencies generated from the reports required under this Section in order to account for the overall savings of the National Government.

(GENERAL OBSERVATION - President’s Veto Message, December 30, 2021, Volume I-B, page 822, R.A. No. 11639)

Sec. 75. Meaning of Savings. Savings refer to portions or balances of any released appropriations in this Act which have not been obligated as a result of any of the following:

(a)	completion, final discontinuance, or abandonment of a program, activity or project for which the appropriation is authorized; or

(b)

implementation of measures resulting in improved systems and efficiencies and thus enabled an agency to meet and deliver the required or planned targets, programs and services approved in this Act at a lesser cost.

In case final discontinuance or abandonment is used as basis in the declaration of savings, such discontinued or abandoned program, activity or project shall no longer be proposed for funding in the next two (2) fiscal years.

Allotments that were not obligated due to the fault of the agency concerned shall not be considered savings.

Sec. 76. Rules on Augmentation. Augmentation is the act of the constitutional officers authorized to use current year savings in their respective appropriations to cover actual current year deficiencies in any existing item of appropriation within their respective offices. A deficiency in an item of appropriation may result from:

(a)	Unforeseen modifications of adjustments in the program, activity or project; or

(b)	Re-assessment in the use, prioritization and/or distribution of resources.

An item of appropriation shall pertain to the amount appropriated for an activity or project authorized in this Act.

The particulars of the expenditures to be funded from savings should be within the scope of, or covered by an existing activity or project. The existence of an activity or project regardless of the availability of allotment class/es is sufficient for the purpose of augmentation.

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In no case shall a non-existent activity or project be funded by augmentation from savings or by the use of an appropriations authorized in this Act.

Sec. 77. Priority in the Use of Savings. In the use of savings, priority shall be given to the payment of compensation, year-end bonus and cash gift, retirement gratuity, terminal leave benefits, old-age pension of veterans and other personnel benefits authorized by law and in this Act, as well as the implementation of priority project or activity covered in this Act, including the payment of CNA incentives and other negotiated benefits, subject to the provisions of Section 79 of this Act.

Sec. 78. Rules on Modification in the Allotment. As a general rule, departments, bureaus and offices of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs shall spend what is programmed in their respective appropriations in this Act. In exceptional circumstances, agencies may modify the allotment issued within an activity or project subject to approval of the following ensued by the timely submission of reports by all offices concerned:

(a)

The heads of agencies, for the following: (i) change in the details of an activity or project without changing its nature and within the same operating unit; and (ii) change in the object of expenditure (Travelling Expenses, or Investment Outlays) within an allotment class (MOOE, or Capital Outlays);

(b)	The DBM, in the following modifications: (i) from one allotment class to another; (ii) from one operating unit to another; and (iii) within a special purpose fund; and

(c)	The President of the Philippines, for the payment of intelligence funds within the Executive branch.

All modification in the allotment shall not entail any increase in the total amount appropriated for an activity or project.

Sec. 79. Rules in the Grant of Collective Negotiation Agreement Incentive. Departments, bureaus, and offices of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs may grant Collective Negotiation Agreement (CNA) Incentive sourced from the allowable MOOE allotments identified by the DBM, subject to the following:

(a)

There is a valid CNA executed between the agency and the recognized employee organization which includes a provision on cost-cutting measures to be undertaken collectively by the agency and its personnel;

(b)	The one-time annual payment of CNA Incentive shall be made through a written resolution signed by agency representatives from both labor and management, and approved by the agency head;

(c)	The CNA Incentive that may be granted shall be limited to the amount determined by the DBM; and

(d)

The use of MOOE for the payment of CNA Incentive shall be subject to approval by the agency head and made only during the validity of appropriations. Any excess amounts therefrom after payment of the CNA Incentive shall revert to the General Fund.

GOCCs and LGUs may likewise grant CNA Incentive to their respective personnel, subject to the policies, rules and regulations issued by the DBM.

Sec. 80. Mandatory Expenditures. The amounts programmed for petroleum, oil and lubricants, water, illumination and power services, telephone and other communication services, and rental expenses shall be disbursed exclusively for such items of expenditures. Any available allotment from these items after taking into consideration the agency’s full year requirements may be modified only in the last quarter and subject to the provisions of Section 77 hereof.

Disbursements or expenditures of agencies in violation of this Section shall be void, and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292 and to appropriate criminal action under existing penal laws.

Sec. 81. Expenditures for Business-type Activities. Funds for the procurement of supplies and materials intended to be utilized in the conduct of business-type activities shall be disbursed exclusively for such business-type activity. In no case shall said appropriations be used for any other purpose.

Disbursements or expenditures by agencies in violation of this Section shall be void, and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292 and to appropriate criminal action under existing penal laws.

Sec. 82. Intelligence Funds. No appropriations authorized in this Act as intelligence fund shall be released or disbursed for intelligence activities, including amounts sourced from savings, unless approved by the President of the Philippines.

The use of savings to augment intelligence funds is subject to prior approval of the President of the Philippines, upon joint recommendation by the Secretary of National Defense and the Secretary of Budget and Management.

Intelligence expenses refer to those related to intelligence information gathering activities of uniformed and military personnel, and intelligence practitioners that have direct impact to national security.

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Agencies utilizing intelligence funds shall submit to the President of the Philippines a quarterly report on the accomplishments in the use of said funds.

Implementation of this Section shall be subject to COA-DBM-DILG-GCG-DND J.C. No. 2015-01 dated January 8, 2015 and such other guidelines issued thereon.

Sec. 83. Confidential Funds. Confidential funds authorized in this Act shall be released or disbursed only upon approval of the Department Secretary concerned.

Confidential expenses refer to those related to surveillance activities in civilian government agencies that are intended to support the mandate or operations of the agency.

Agencies utilizing confidential funds shall submit to the President of the Philippines and both Houses of Congress a quarterly report on the accomplishments in the use of said funds.

Implementation of this Section shall be subject to COA-DBM-DILG-GCG-DND J.C. No. 2015-01 dated January 8, 2015 and such other guidelines issued thereon.

Sec. 84. Limitations on Cash Advance and Reportorial Requirements. Notwithstanding any provision of law to the contrary, cash advances shall not be granted until such time that the earlier cash advances availed of by the officials or employees concerned shall have been liquidated in accordance with accounting and auditing rules and regulations.

For this purpose, the head of the agency and the COA auditor shall be jointly responsible for the preparation and submission to the House Committee on Appropriations and Senate Committee on Finance, either in printed form or by way of electronic document, the Annual Report on Cash Advances indicating the names of the recipients, the items of expenditures for which said cash advances were disbursed, and the dates of liquidation as reflected in the Agency Books of Accounts.

Sec. 85. Use of Funds for Foreign-Assisted Projects. The amounts appropriated in this Act for the implementation of foreign-assisted projects, composed of loan proceeds and peso counterpart components shall be utilized in accordance with the rules and regulations prescribed under DBM-COA-DOF J.C. No. 2-97 dated March 31, 1997, N.B.C. No. 581 dated December 27, 2020, and such other guidelines that may be issued thereon.

Sec. 86. Disbursement of Funds. Public funds for obligations incurred with proper authorization shall be disbursed through the BTr or authorized government servicing banks under the Modified Disbursement System, subject to any guidelines which may be issued thereon.

Sec. 87. lncurrence or Payment of Unauthorized or Unlawful Obligation or Expenditure. Disbursements or expenditures incurred in violation of existing laws, rules and regulations shall be rendered void. Any and all public officials or employees who will authorize, allow or permit, as well as those who are negligent in the performance of their duties and functions which resulted in the incurrence or payment of unauthorized and unlawful obligation or expenditure shall be, personally liable to the government for the full amount committed or expended and, subject to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292.

ADMINISTRATIVE PROCEDURES

Sec. 88. Institutional Strengthening and Productivity Improvement in Agency Organization and Operations. Heads of departments, bureaus, offices, and instrumentalities under the Executive branch shall adopt institutional strengthening measures to enhance productivity and improve service delivery. For this purpose, they shall: (i) conduct a comprehensive review of their respective mandates, missions, objectives and functions, systems and procedures, and programs, activities and projects; and (ii) identify areas where improvements are necessary and more resources need to be rechanneled.

In pursuit of said institutional strengthening efforts, the DBM, in consultation with the agencies, shall determine the functions, programs, activities and projects that could be strengthened, scaled-down, phased-out or abolished and recommend the corresponding structural, functional and operational adjustments to streamline the organization and operations of the agency and improve its performance and productivity.

Accordingly, the DBM may recommend the: (i) creation, abolition, renaming, consolidation or merger of bureaus, offices and units; or (ii) creation, abolition, reclassification, conversion or transfer of existing positions, from one unit to another.

The President of the Philippines or the DBM, as the case may be, is authorized to approve the organizational and staffing modifications needed in streamlining and improving productivity in agency organization and operations, in accordance with Section 90 hereof.

Sec. 89. Data Privacy Protection. All agencies of the government shall ensure personal data protection and privacy in its data processing activities in accordance with R.A. No. 10173 (Data Privacy Act of 2012) and other relevant laws and regulations.

Agencies shall designate a Data Protection Officer (DPO) with rank of at least assistant secretary or executive director to: (i) conduct data privacy risk and impact assessment; (ii) formulate a Privacy Management Program (PMP); (iii) implement organizational technical and physical measures and projects to protect personal data; and (iv) conduct drills within their agencies.

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Sec. 90. Organizational Structure and Staffing Pattern Changes. Notwithstanding any provision of law to the contrary and within the limits of the appropriations authorized in this Act, the President of the Philippines is authorized to create new offices and modify the existing organizational structure of the agencies in the Executive branch, as well as create new positions or modify existing ones whenever public interest so requires.

The DBM may approve minor changes in the organizational structure and staffing pattern of agencies, and create positions up to a division chief and equivalent level under the Executive branch. It may likewise determine the organizational structure and provide positions in the organizational units of agencies or offices created or reorganized pursuant to law.

Sec. 91. Foreign Travel of Government Officials. In order to ensure that the delivery of services and the operations of the agency is not hampered, all personal and official foreign travels of Department Secretaries or those of equivalent in rank in the Executive Department, Chairpersons and Members of Governing Boards and Chief Executive Officers of GOCCs and GFls under or attached to the Office of the President (OP), as well as the heads of National Government Agencies under or attached thereto, shall require clearance from the OP prior to foreign travel, pursuant to Section 10 of E.O. No. 77, s. 2019.

Sec. 92. Allocation for Reorganized Departments, Bureaus and Offices of the National Government, including Constitutional Offices enjoying Fiscal Autonomy and State Universities and Colleges. The amount appropriated in this Act for departments, bureaus and offices of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs, which were reorganized during the immediately preceding fiscal year and the current year, shall be released to the successor agency subject to any transitory provision in the issuance authorizing its reorganization.

Sec. 93. National Tax Allotment of Local Government Units. The national tax allotment which is automatically appropriated in accordance with Section 4 of R.A. No. 9358 shall be apportioned among LGUs, including those created, approved, and ratified in FY 2021 in accordance with the allocation formula prescribed under Section 285 of R.A. No. 7160, taking into consideration the following:

(a)

The land area shall be based on the FY 2001 Land Management Bureau (LMB) certified Masterlist of Land Area unless the latest LMB certified Masterlist of Land Area has been validated by the DILG, NAMRIA and representatives of the Leagues of Provinces, Cities and Municipalities, and endorsed by the Secretary of DENR and the Chief Minister of the BARMM to DBM on or before December 31, 2021; and

(b)	The population shall be based on the FY 2020 Census of Population by Province, City, Municipality and Barangay, as approved under Presidential Proclamation No. 1179 dated July 6, 2021.

All valid adjustments, changes, modifications, or alterations in any of the factors affecting the computation of National Tax Allotment that occurred or happened, including final and executory court decisions made effective, during the current fiscal year, shall only be considered and implemented by the DBM in the subsequent fiscal year from receipt by the DBM of the notice of said change.

LGUs shall include in their budgets income from both local and external sources, including the amount of their National Tax Allotment, based on the allocation by the DBM, and receipts from borrowings, which shall be approved by their respective sanggunian.

Enforcement of the Personnel Services limitations under Sections 325(a) and 331(b) of R.A. No. 7160 shall be waived to enable LGUs to: (i) absorb the cost of hospital services transferred from provinces to newly created cities; (ii) pay the CNA incentives of their employees upon compliance with the rules and regulations issued by the DBM; (iii) pay the retirement and terminal leave benefits, including the monetization of leave credits of their employees; (iv) pay the minimum year-end bonus of One Thousand Pesos (P1,000) for the punong barangay and Six Hundred Pesos (P600) for other mandatory barangay officials, and their cash gifts; (v) pay the salaries and benefits of health/medical personnel that may be hired to perform functions related to emergency situations; (vi) pay the special benefits that may be authorized to be granted to LGU personnel during emergency situations; (vii) pay the salary differentials of LGU hired public health workers to fully implement the provisions of R.A. No. 7305; and (viii) pay the salaries and other benefits of additional personnel that may be hired by the LGUs to implement the devolved basic services and functions, subject to the guidelines to be issued by the DBM.

The National Tax Allotment, and all LGU shares appropriated herein, shall be directly released by the BTr to the LGU beneficiaries through authorized government servicing banks.

Sec. 94. Implementation of Nationally Funded Projects. Pursuant to Section 17(c) of R.A. No. 7160, the National Government Agencies, such as DPWH, DA, NIA, DOH, DSWD, DepEd, DENR, DILG, DOTr, and DTI, may designate LGUs as implementing agencies for public works and infrastructure projects and other programs, services and facilities, including the construction of local roads and facilities appropriated in this Act, subject to the following:

(a)

The LGU has the capability to implement the foregoing by administration or contract and in accordance with the design, plan, specifications, and such other standards and policies of the National Government;

(b)	The LGU-recipient of nationally funded public works and infrastructure projects and other programs, services and facilities shall commit to fund the cost of maintenance and repairs thereof; and

(c)

The amounts appropriated to LGUs shall be released during the fiscal year to be deposited in a trust fund and shall be made available for disbursement for the purpose specified until December 31, 2023.

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After the end of validity period, any unreleased appropriations shall lapse, while undisbursed funds shall revert to the unappropriated surplus of the General Fund in accordance with Section 28, Chapter 4, Book VI of E.O. No. 292.

The LGU shall submit quarterly reports on fund utilization and accomplishments through other electronic means and LGU’s website.

The LGU shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 95. Digital Payments for Government Financial Transactions. All national government agencies, GOCCs, and LGUs are authorized to utilize a safe and efficient digital payment system in the collection of taxes, fees, tolls, imposts, and other revenues and in the payment of goods, services, and other disbursements subject to the guidelines to be issued by the DBM, DOF, BSP, GPPB, and COA. The agencies may engage the services of established digital payment system providers duly authorized and accredited by the BSP: Provided, That the said digital payment system provider shall be capable in terms of financial resources, technical expertise, and good reputation or proven track record, in addition to the requirements provided under the procurement law, rules and regulations.

Sec. 96. Submission of Annual Reports and Audited Financial Statements on Accounts Deposited Outside of the National Treasury. All departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs authorized by law to retain or use income and deposit the same outside of the National Treasury shall submit their respective audited financial statements, annual reports and narrative report stating therein a detailed description of the utilization of funds through the following:

(a)	URS or other electronic means for reports not covered by the URS, until such time that all agencies have fully migrated to the BTMS; and

(b)	Agency’s website.

The statement and report shall include the beginning balance, income collected and its sources, expenditures, and ending balance for the preceding fiscal year.

The agency shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 97. Report on Commission on Audit Findings and Recommendation. Within sixty (60) days from receipt of the COA Annual Audit Report, agencies concerned shall submit to the COA, either in printed form or by way of electronic document, a status report on the actions taken on said audit findings and recommendations using the prescribed form under COA Memorandum No. 2014-002 dated March 18, 2014. They shall likewise furnish the DBM, the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document, a copy of said reports.

The head of agency concerned and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that said status reports are posted on the agency’s website.

Sec. 98. Financial Reports. Departments, bureaus, offices and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs, shall submit the monthly report on appropriations, allotments, obligations and disbursements of current appropriations, as well as the monthly report of disbursement, on or before the tenth (10th) day of the month immediately following the covered period, through the following:

(a)	URS or other electronic means for reports not covered by the URS, until such time that all agencies have fully migrated to the BTMS; and

(b)	Agency’s website.

The agency shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 99. Quarterly Financial and Physical Reports. Departments, bureaus, offices and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs, shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of each quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS, until such time that all agencies have fully migrated to the BTMS; and

(b)	Agency’s website which shall be kept posted for a period of at least six (6) years.

The agency shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, COA, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

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The agency shall keep a printed copy of the consolidated quarterly report for a period of at least three (3) years.

The DBM shall likewise submit to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document, quarterly reports on releases from, obligations incurred, liquidated and unliquidated obligations, total disbursements and balances of, Special Purpose Funds, Supplemental Appropriations, Continuing Appropriations and Automatic Appropriations as well as modification of funds approved by it pursuant to the General Provisions in this Act.

Failure to comply with any of the foregoing shall result in the automatic suspension of the salaries of the responsible official or employee until they have complied with the above requirements pursuant to Section 57, Chapter 6, Book VI of E.O. No. 292.

Repeated failure or refusal of said official or employee to submit the above reports without any justifiable cause may be a ground for administrative disciplinary action, subject to pertinent civil service rules and regulations. The head of agency shall be responsible for ensuring compliance with this penalty provision.

(GENERAL OBSERVATION - President’s Veto Message, December 30, 2021, Volume I-B, page 822, R.A. No. 11639)

Sec. 100. Submission of Post FY 2022 Budget Status. The DBM shall submit to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance a post 2022 budget status report not later than May 31, 2023. The report shall indicate a brief accomplishment on all programs, activities, and projects of agencies of the government as reflected in this Act and including specific activities or projects funded from lump-sum appropriations and special purpose funds.

The DBM shall post the said report on its website. The heads of the agencies and the agencies’ web administrators or their equivalent shall be responsible for ensuring that the portion of the status report pertinent to them are likewise posted on their respective websites.

Sec. 101. Transparency in Infrastructure Projects. All agencies of the government shall post the following on their respective websites, within the period indicated:

(a)

The project title, location, and detailed description; detailed estimates in arriving at the Approved Budget for the Contract; and winning contractor and the detailed estimates of the bid as awarded; source of fund; implementing office, responsible official and their contact details; and start of construction date and target date of completion, within thirty (30) calendar days from entering into contract;

(b)	The detailed actual cost of the project; and variation orders issued, if any, within thirty (30) calendar days from the issuance of a certificate of completion; and

(c)	Quarterly status update, including geotagged photos, of the project, and in case of delay, state the reason/s.

The heads of the agencies and web administrators or their equivalent shall be responsible for ensuring compliance with this Section.

Sec. 102. Transparency Seal. To enhance transparency and enforce accountability, all agencies of the government shall maintain a Transparency Seal to be posted on their websites. The Transparency Seal shall contain the following: (i) the agency’s mandates and functions, names of its officials with their position and designation, and contact information; (ii) approved budgets and corresponding targets, immediately upon approval of this Act; (iii) modifications made pursuant to the general and special provisions in this Act; (iv) annual procurement plan/s and contracts awarded with the winning supplier, contractor or consultant; (v) major activities or projects categorized in accordance with the 0+10 point socioeconomic agenda and their target beneficiaries; (vi) status of implementation, evaluation or assessment reports of said programs or projects; (vii) Budget and Financial Accountability Reports; (viii) People’s Freedom to Information (FOI) Manual signed by head of agency, Agency Information Inventory, 2020 and 2021 FOI Summary Report, and 2020 and 2021 FOI Registry; and (ix) annual reports on the status of income authorized by law to be retained or used and be deposited outside of the National Treasury, which shall include the legal basis for its retention or use, the beginning balance, income collected and its sources, expenditures, and ending balance for the preceding fiscal year.

The heads of the agencies and their web administrators or their equivalent shall be responsible for ensuring compliance with this Section.

The DBM shall post on its website the status of compliance by all agencies of the government.

Sec. 103. People’s Feedback Mechanism. Subject to guidelines to be issued by the Department of Information and Communications Technology, all government agencies shall provide, through their respective websites, means for Filipinos to provide feedback on the programs, activities, and projects funded under this Act and how they may be revised and/or improved, which shall be responded to within fifteen (15) working days from receipt thereof, as provided in Section 5 (c) of R.A. No. 6713 and other pertinent issuances.

Sec. 104. Joint Congressional Oversight Committee on Public Expenditures. The Senate and the House of Representatives shall constitute a Joint Congressional Oversight Committee on Public Expenditures which shall primarily monitor compliance by agencies with the requirements or conditions in the utilization of public funds under this Act and pertinent laws.

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GENERAL PROVISIONS

The Joint Congressional Oversight Committee shall be co-chaired by the Chairperson of the Committee on Finance of the Senate and the Chairperson of the Committee on Appropriations of the House of Representatives. The President of the Senate and the Speaker of the House of Representatives shall each designate seven (7) Senators and seven (7) members of the House of Representatives, respectively, as members of the Joint Congressional Oversight Committee. The minority group in the Senate and the House of Representatives shall each have at least one (1) seat in the Joint Congressional Oversight Committee.

The Joint Congressional Oversight Committee on Public Expenditures shall not intervene, participate, or undertake any role or function in any of the various post-enactment stages of the budget execution, such as, but not limited to, project identification or modification, fund releases, and other activities beyond its congressional oversight functions as defined under applicable laws or jurisprudence.

Sec. 105. Exemption from Garnishment, Levy and Execution. Any court, agency or office is hereby cautioned from garnishing or subjecting to levy and execution all public funds, especially the amounts appropriated under this Act.

Sec. 106. Separability Clause. If for any reason, any section or provision of this Act is declared unconstitutional or invalid, other sections or provisions which are not affected thereby shall continue to be in full force and effect.

Sec. 107. Effectivity. The provisions of this Act, detailed in Volume Nos. I-A, I-B, I-C and II shall take effect on January One, Two Thousand and Twenty One, unless otherwise provided herein.

This Act which originated from the House of Representatives was passed by the House of Representatives and the Senate of the Philippines on December 15, 2021

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FISCAL YEAR 2022

PRESIDENT’S VETO MESSAGE

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MALACAÑAN PALACE

MANILA

DEC 30 2021

THE HONORABLE SPEAKER

LADIES AND GENTLEMEN OF

THE HOUSE OF REPRESENTATIVES

By the power vested in me by the Constitution, I sign into law Republic Act (RA) No. 11639, the General Appropriations Act (GAA) for Fiscal Year (FY) 2022, entitled “APPROPRIATING FUNDS FOR THE OPERATION OF THE GOVERNMENT OF THE REPUBLIC OF THE PHILIPPINES FROM JANUARY ONE TO DECEMBER THIRTY ONE, TWO THOUSAND AND TWENTY TWO.”

Whether in a season of growth or in a season of crisis, two things are asked of government – to do its job well and to do its job with urgency. More than ever, over these past two years, we have seen how vital it is for leaders to keep this in mind. As indeed they should in the forthcoming year and beyond.

In the midst of the urgency for government to continue its performance in order to sustain the advances already made and finally overcome the Coronavirus Disease 2019 (COVID-19) pandemic, let me express my deepest gratitude to the distinguished members of the Legislature for the timely approval of the national budget for FY 2022.

The year that is just about to end has proven yet again what the world knows of the Filipino people. We are a people of hope. The narrative of our life as a nation is a testament of how we draw upon this hope in order to endure, rise, and win. Bangon reverberates in our blood.

This budget – the last fully-crafted and enacted budget of my Administration – will serveas the beacon to guide the hope of the Filipino people that will carry us through 2022.

Hope and hard work have sustained us over the past year, for which there are so many reasons to be grateful.

•	The nation is ahead in the battle to control the pandemic, despite the emergence of the Delta variant, because of our timely and effective response;

•

The nationwide success of our COVID-19 vaccination program is manifested in the 102,404,651 total doses administered as of December 20, 2021, of which 44,890,290, or 43.8 percent, represent complete doses, as reported in the National COVID-19 Vaccination Dashboard of the Department of Health;

•	The path to national economic recovery has been clearly defined, with the proper priorities set in place. In fact, from January to September of 2021,

THE PRESIDENT OF THE PHILIPPINES

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average gross Domestic Product growth stood at 4.9 percent which is within the upper edge of our government’s target range, as reported jointly by the Secretaries of the National Economic and Development Authority (NEDA), the Department of Finance, and the Department of Budget and Management (DBM); and

•

A sound financial program for the forthcoming year, crafted on the right focus and priorities, will provide adequate support, not only to finally overcome the health crisis but recover from its impact on people’s lives, health, and livelihood, and the setbacks to the national economy.

In the months since our submission of the proposed budget, however, events have taken place that yet again severely tested the Filipino people’s resilience and hope.

We have been told, along with the rest of the world, to brace ourselves for the impact of a new COVID-19 variant called Omicron. While we have been intensifying our efforts in response to the foregoing warning, hundreds of thousands of Filipino families in the Visayas and Mindanao suffered the wrath of Super Typhoon Odette – some lost their lives, their loved ones, their homes and properties, and their livelihoods. We are with them at this time of grief, and we will do everything we can to help them get through this tragedy.

Despite these unfortunate events, and as before, through every crisis or calamity that has befallen the Filipino people, it is without doubt that we will survive and prevail.

The future goes beyond this Administration – we have always kept that in mind. And so our focus is not so much on tallying up the legacy of this Administration, but looking beyond the here and now, to ensure that our people can and will continue the legacy of change for the future generations.

I.	GENERAL COMMENTS

The passage of this PhP5.024 Trillion FY 2022 national budget days before the start of 2022 will be the New Year’s gift offering of my government to the Filipino people. It is one they rightfully deserve for the trust that they have given us.

The FY 2022 national budget is an effective impetus to get our nation and people back on the road to a strong and genuine recovery. In crafting it, we have been guided by three (3) main goals. These are: Building Resilience amidst the Pandemic; Sustaining the Momentum towards Recovery; and Continuing the Legacy of Infrastructure Development.

This budget will fund key programs and measures that will fortify the four main pillars of our recovery strategy: health and nutrition, social protection, governance, and development.

It also begins a new chapter in the development and growth of local governments, with the start of implementation of the Supreme Court ruling in the consolidated cases of Mandanas et al. v. Ochoa et al. and Garcia v. Ochoa et al., G.R. Nos. 199802 and 208488 dated July 3, 2018.

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We will continue to do our work – to do it well and with urgency – with this financial program for the National Government that you have thoroughly perused, critically reviewed, and approved.

II.	DIRECT VETO

Pursuant to my constitutional duty to ensure that laws are faithfully executed and in view of the mandate under Section 25 (2), Article VI of the Constitution that “[n]o provision or enactment shall be embraced in the general appropriations bill unless it relates specifically to some particular appropriation therein. Any such provision or enactment shall be limited in its operation to the appropriation to which it relates,” I hereby veto certain provisions and proviso introduced in this budget which do not relate to particular appropriations or those that would effectively amend existing laws. Such provisions or proviso are considered “inappropriate provisions” which are derogations to the power to legislate substantive laws, thus, have no place in this GAA. Matters of general legislation are more appropriately dealt with in separate enactments (Philippine Constitution Association et al. v. Enriquez et al., G.R. No. 113105, August 19, 1994).

I am constrained to veto State Universities and Colleges (SUCs)-Special Provision(s) Applicable to the SUCs, Special Provision No. 17, “Exclusion of Lands Owned and Occupied by State Universities and Colleges from the Comprehensive Agrarian Reform Program,” Volume l-A, page 789, since it does not relate to any appropriation in the budget for the SUCs. It is further noted that the subject matter of such provision is already covered by a separate substantive law. Section 10 of RA No. 6657 (Comprehensive Agrarian Reform Law of 1988) expressly prescribes that, “[I] ands actually, directly and exclusively used and found to be necessary for parks, wildlife, forest reserves, reforestation, fish sanctuaries and breeding grounds, watersheds, and mangroves, national defense, school sites and campuses including experimental farm stations operated by public or private schools for educational purposes, seeds and seedlings research and pilot production centers, church sites and convents appurtenant thereto, mosque sites and Islamic centers appurtenant thereto, communal burial grounds and cemeteries, penal colonies and penal farms actually worked by the inmates, government and private research and quarantine centers and all lands with eighteen percent (18%) slope and over, except those already developed shall be exempt from the coverage of the Act.”

Similarly, I am obliged to veto the proviso “thrift banks and universal/commercial banks, and Non-Bank Financial Institutions (NBFIS) such as cooperatives, farmers or fisherfolk organizations or associations, agrifishery-based corporations,” in Department of Agriculture (DA)-Agricultural Credit Policy Council, Special Provision No. 1, “Agricultural Credit Facility,” Volume l-A, page 130, which expands the authorized credit facilities that will manage the Agro-industry Modernization Credit Financing Program as provided under RA No. 8435 (Agriculture and Fisheries Modernization Act of 1997), thereby effectively amending Section 21 of the same law where only “cooperative banks, rural banks, government financial institutions and viable non-governmental organizations” were expressly specified. The provisions of RA No. 8435, being a substantive law, shall prevail.

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Moreover, the special provisions for the Department of Transportation (DOTr) under DOTr-Office of the Secretary (OSEC), Special Provision No. 12, “Motor Vehicle Inspection System,” Volume l-B, page 403, and DOTr-OSEC, Special Provision No. 13 Gender Responsive Restroom Program,” Volume l-B, page 403, should not have found their way in this GAA considering that both do not relate to any appropriation in the DOTr’s budget, and are thus hereby vetoed.

Likewise, I veto Commision on Human Rights (CHR), Special Provision No. 1, “Establishment of a Human Rights Institute,” Volume l-B, page 660, since no specific appropriation is provided for the purpose. The creation of an Institute, just like other offices, should be subject to a comprehensive review of the mandate, mission, objectives and functions, systems and procedures, and programs, activities and projects, as well as the corresponding structural, functional, and operational adjustments in an organization, including the necessary staffing and funding requirements.

III.	CONDITIONAL IMPLEMENTATION

In line with this Administration’s commitment to uphold the judicious implementation of the provisions of this Act, especially the prudent utilization of the funds authorized thereby, I subject the implementation of the following special and general provisions to specified conditions in conformity with existing laws, policies, and rules and regulations:

A.	EFFICIENT USE AND RELEASE OF PUBLIC FUNDS

(1)	Provision of Subsidy to Farmers and Fisherfolk

Fuel prices have drastically increased in the world market over the past few months, principally due to decreased production and higher demand. The surge in fuel prices affects not only the transport sector, but also farmers and fisherfolk who are using motorized farm machinery and bancas to earn their livelihood. I appreciate Congress in providing assistance to our marginalized agricultural workers through the DA-OSEC, Special Provision No. 20, “Fuel Discount to Farmers and Fisherfolks,” Volume l-A, page 78. Nevertheless, I place this special provision under conditional implementation, specifically that guidelines shall be issued by the DA, in coordination with the DBM, for the orderly implementation thereof and to ensure that the funds are properly released and utilized for the intended purpose.

(2)	Grant of Allowances and Benefits

I applaud the relentless efforts of the Department of Education (DepEd) in pursuing its mandate in the face of the persisting public health emergency due to COVID-19 by continuing to provide quality education to our learners through the Alternative Learning System Programs. I commend our teachers, coordinators, and facilitators for their unwavering commitment and sacrifices in adapting to the new learning environment. Accordingly, the grant of transportation and teaching aid allowances under DepEd-OSEC, Special Provision No. 25, “Alternative Learning

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System,” Volume l-A, page 191, shall be subject to guidelines issued by the DepEd. in coordination with the DBM, in accordance with existing compensation laws, rules, and regulations.

(3)	Allocation of Maintenance and Other Operating Expenses (MOOE)

Despite the challenges brought about by the COVID-19 pandemic, the gradual reopening of schools and campuses is currently being undertaken with utmost regard for the safety of students, faculty, and staff, which includes initiating adjustments on the classroom set-up, such as appropriate lay-out and proper ventilation, among others. Accordingly, the MOOE of the DepEd and the SUCs shall be used to implement the necessary adjustments. It is understood, however, that in the implementation of DepEd-OSEC, Special Provision No. 26, “Maintenance and Other Operating Expenses Allocation for Schools,” Volume l-A, page 191 and SUCs-Special Provision(s) Applicable to the SUCs, Special Provision No. 7, “Implementation of Face-to-Face Classes,” Volume l-A, pages 788-789, the DepEd and the SUCs may modify the allotment issued, provided that it is within the same activity or project, shall not entail any increase in the total amount appropriated for such activity or project, and that the same shall be subject to the approval of the head of agency concerned or the DBM, as may be applicable, in accordance with the General Provision on the Rules on Modification in the Allotment in this Act.

In the implementation of Judiciary-Supreme Court of the Philippines and the Lower Courts, Special Provision No. 7, “Maintenance and Other Operating Expenses of Lower Courts,” Volume l-B, page 601, the principle of fiscal independence of the Judiciary will be made more pronounced through the direct provision of MOOE to all lower courts. Therefore, I remain confident that the Supreme Court will ensure the equitable allocation and immediate release of MOOE to its lower courts.

(4)	Financial Assistance to Local Government Units (LGUs)

Allocation to Local Government Units-Local Government Support Fund (ALGU-LGSF), Special Provision No. 1, “Conditional Matching Grant to Provinces for Road and Bridge Rehabilitation, Upgrading and Improvement,” Volume l-B, page 748, shall be implemented in conformity with the guidelines to be issued by the Department of the Interior and Local Government for the purpose.

In the implementation of ALGU-LGSF, Special Provision No. 2, “Financial Assistance to Local Government Units and Support for Capital Outlays and Social Programs,” Volume l-B, pages 748-749, utmost priority must be accorded to the infrastructure projects under the Build Program of the National Government.

Moreover, the implementation of ALGU-LGSF, Special Provision No. 3, “Support to the Barangay Development Program of the National

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Task Force to End Local Communist Armed Conflict,” Volume l-B, page 749, shall be subject to the guidelines to be issued by the DBM, in coordination with the National Task Force to End Local Communist Armed Conflict (NTF-ELCAC), which shall specify the allocations, conditions, and requirements. prior to the release of funds.

In a similar vein, ALGU-LGSF, Special Provision No. 4, “Growth Equity Fund,” Volume l-B, page 749, shall be executed in accordance with the guidelines to be issued by the Development Budget Coordination Committee, pursuant to Executive Order (EO) No. 138, s. 2021 (Full Devolution of Certain Functions of the Executive Branch to Local Governments, Creation of a Committee on Devolution, and for Other Purposes), and its implementing rules and regulations.

The Growth Equity Fund shall cover the funding requirements of programs, projects, and activities of poor, disadvantaged, and lagging LGUs to gradually enable the full and efficient implementation of the devolved functions and services under RA No. 7160 (Local Government Code of 1991) and other pertinent laws, consistent with the provisions of EO No. 138.

(5)	Utilization of Special Purpose Funds

Special Purpose Funds are to be utilized by recipient government agencies to cover expenditures for authorized purposes, in addition to their built-in appropriations, subject to existing laws, rules, and regulations.

In this regard, the additional funding for the salary adjustments of nurses under Miscellaneous Personnel Benefits Fund (MPBF), Special Provision No. 1, “Payment of Personnel Benefits,” Volume l-B, page 758, shall only be released when the funds appropriated for the purpose under the corresponding budgets of the agencies concerned have already been fully exhausted. Moreover, the salary adjustments of nurses shall be limited to those resulting from the implementation of DBM Budget Circular No. 2021-2 dated August 25, 2021 (Modification of Nurse Positions).

Further, MPBF, Special Provision No. 2, “Implementation of National Budget Circular (NBC) No. 461,” Volume l-B, page 758, shall be subject to the guidelines to be issued jointly by the Commission on Higher Education and the DBM which shall govern the implementation of the 8th and 9th cycles under the subject NBC.

As to item (a) (iv) of Pension and Gratuity Fund, Special Provision No. 1, “Pension and Gratuity Fund,” Volume l-B, page 765, the amount provided for the purpose shall cover the arrears for the period during which the military veterans were entitled to the total administrative disability pension, pursuant to Section 2 of RA No. 7696 (An Act Amending Certain Sections of RA No. 6948 Otherwise Known as “An Act Standardizing and Upgrading the Benefits for Military Veterans and Their Dependents”), amending, among others, Section 5 (h) of RA No. 6948.

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(6)	Optimal Use of Unprogrammed Appropriations

To ensure the efficient utilization of programmed appropriations in consideration of our scarce resources, the funds allocated under Unprogrammed Appropriations (UA), Special Provision No. 13, “Right-of-Way Acquisition,” Volume l-B, page 769, UA, Special Provision No. 15, “Retirement Gratuity and Terminal Leave,” Volume I-B, page 769, and the special provisions indicated hereunder, shall only be used upon the full exhaustion of the funds for similar purposes appropriated under the corresponding budgets of the agencies concerned. In addition, the release of funds under the following special provisions shall be subject to certain conditions:

a)

UA, Special Provision No. 14, “Social Amelioration Program,” Volume l-B, page 769, shall be subject to the guidelines to be issued for the purpose, to sustain conformity with existing laws, rules, and regulations, and to avoid duplication of benefits.

b)

UA, Special Provision No. 16, “Support to the Barangay Development Program of the National Task Force to End Local Communist Armed Conflict,” Volume l-B, page 769, shall be subject to the guidelines to be issued by the DBM, in coordination with the NTF-ELCAC, covering the allocations, conditions, and requirements prior to the release of funds.

c)

UA, Special Provision No. 17, “Various National Housing Authority (NHA) Projects,” Volume l-B, pages 769-770, shall be subject to the approval of the projects provided therein by the NHA’s Board of Directors (Board) to ensure that the implementation thereof is in accordance with existing laws and relevant guidelines.

Overall, it is to be noted that UA are standby appropriations which authorize additional agency expenditures for priority programs and projects in excess of the original budget but only when: (i) revenue collections exceed the resource targets assumed in the budget; (ii) there are new revenue collections which are not part of the original revenue sources; or (iii) additional foreign project loan proceeds are realized. Hence, in the use of the UA, the magnitude of the funding requirements vis-à-vis the financial position of the National Government shall be duly considered.

(7)	Release of Trust Receipts

In the implementation of CHR-Human Rights Violations Victims’ Memorial Commission, Special Provision No. 1, “Release of Trust Receipts,” Volume l-B, page 664, previous fund releases to the Human Rights Violations Victims’ Memorial Commission shall be duly accounted for, and reconciled with the latest certification issued by the Bureau of the Treasury and the balance of the accrued interest of the trust fund.

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(8)	Priors Years’ Subsidy Releases from the National Government

Similarly, I place under conditional implementation the Budgetary Support to Government Corporations (BSGC)-Department of Human Settlements and Urban Development (DHSUD)-NHA, Special Provision No. 2, “Prior Years’ Subsidy Releases from the National Government,” Volume l-B, page 696, to emphasize that prior years’ subsidy releases from the National Government shall be exclusively used by the NHA to cover the funding requirements of NHA Board-approved programs/sub-programs for FY 2022.

(9)	Implementation of Public Utility Vehicle (PUV) Modernization Program and its Social Support Component, and PUV Service Contracting

This Administration recognizes that the public land transportation industry is among the most affected sectors during the COVID-19 pandemic. Certainly, the appropriate implementation of the PUV Modernization Program and its Social Support Component, and the PUV Service Contracting Program of the DOTr will help the industry to recover and revitalize after the debilitating effects of the pandemic.

Nevertheless, in order to ensure effective implementation, including the observance of fiscal prudence, DOTr-OSEC, Special Provision No. 9, “Public Utility Vehicle Modernization Program and its Social Support Component,” Volume l-B, page 402, shall be subject to the guidelines issued by the DOTr on PUV Modernization Program and its Social Support Component, Tsuper Iskolar Program, and enTSUPERneur Program.

Likewise, the implementation of DOTr-OSEC, Special Provision No. 10, “PUV Service Contracting,” Volume l-B, page 402, shall be in accordance with the guidelines, rules and regulations to be issued by the DOTr and the Land Transportation Franchising and Regulatory Board.

(10)	Implementation of Rice Subsidy

It cannot be overemphasized that the delivery of social welfare services is among the priorities of the government. Generally, under the Pantawid Pamilyang Pilipino Program, the beneficiaries are provided with rice subsidy in the form of cash. Hence, the implementation of the rice subsidy in kind, in the form of distribution of rice when there is a sudden decrease in the price of palay, as authorized under Department of Social Welfare and Development (DSWD)-OSEC, Special Provision No. 2, “Rice Subsidy,” Volume l-B, page 284, shall be subject to the guidelines to be issued by the DSWD.

B.	STRICT COMPLIANCE WITH EXISTING LAWS, POLICIES, RULES, AND REGULATIONS

(1)	Procurement-related Provision

Inasmuch as the government has advocated support to local products

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and services, in conjunction with open and competitive public bidding, the preference for materials and supplies made and manufactured in the Philippines in the procurement of goods, services, and infrastructure by the goverment under Section 19, General Provisions, “Strict Adherence to Procurement Laws, Rules and Regulations,” Volume l-B, page 789, shall be accordance with the existing procurement laws, rules, and regulations, including the guidelines issued or to be issued by the Government Procurement Policy Board.

(2)	Creation of New Office

I recognize that there is a growing demand for energy in our country, and the establishment of the Philippine Energy Researgch and Policy Institute by virtue of RA No. 11572 (Philippine Energy Research and Policy Institute Act) was intended to enhance our capability for energy research and policy development. However, since the organization of the Institute under SUCs-University of the Philippines System, Special Provision No. 3, “Philippine Energy Research and Policy Institute,” Volume l-A, page 386, entails the creation of a new office and new positions, the same shall be subject to the evaluation of agency proposal by the DBM, in accordance with the General Provision on Organizational Structure and Staffing Pattern Changes in this Act.

(3)	Requirements of Foreign Service Posts

I hereby place under conditional implementation Department of Foreign Affairs (DFA)-OSEC, Special Provision No. 3, “Education Allowance for Dependents of Officers and Employees in Foreign Service Posts,” Volume l-A, page 936, which shall be undertaken in strict compliance with the pertinent provisions of RA No. 7157 (Philippine Foreign Service Act of 1991), as well as the guidelines to be issued jointly by the DFA and the DBM for the purpose. Further, pursuant to Section 72 of the same law, the rate of education allowance shall be fixed by the Secretaries of the DFA and the DBM, subject to the approval of the President.

Likewise, in the implementation of DFA-OSEC, Special Provision No. 12, “Provision for Agency Attachés or Representatives and Cost Sharing Arrangement,” Volume l-A, page 937, the DFA shall ensure that the use of contributions from the agencies concerned shall be limited to payment of authorized operating expenses, and only in case of deficiency of appropriated funds for the purpose, subject to existing laws, rules, and regulations. Otherwise, the DFA shall comply with Section 44, Chapter 5, Book VI of EO No. 292, s. 1987 (Administrative Code of 1987), which expressly states that “[u]nless otherwise specifically provided by law, all income accruing to the departments, offices and agencies by virtue of the provisions of existing laws, orders, and regulations shall be deposited in the National Treasury or in the duly authorized depository of the Government and shall accrue to the unappropriated surplus of the General Fund of the Government.”

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(4)	Implementation of Supplementary Feeding Program

One of the thrusts of my Administration is to address the problem of undernourishment among Filipino children. In this regard, DSWD-OSEC, Special Provision No. 8, “Supplementary Feeding Program,” Volume I-B, page 284, shall be covered by the guidelines to be issued by the DSWD, consistent with the provisions of RA No. 11037 (Masustansyang Pagkain para sa Batang Pilipino Act) on the target beneficiaries of the program, as well as incorporation of fresh milk and fresh milk-based products in the fortified meals and cycle menu consistent with said law.

(5)	Resettlement of Project-Affected Persons

In the interest of ensuring the protection of and support to Filipinos affected by involuntary resettlement and expropriation brought about by various government infrastructure projects, I find it necessary to provide funding, in the form of cash grants or loans to be provided to Pagtutulungan sa Kinabukasan: Ikaw, Bangko, Industriya at Gobyerno (Pag-IBIG) Fund members affected by Right-of-Way activities of the DOTr.

Hence, for proper implementation, DOTr-OSEC, Special Provision No. 11, “Resettlement of Project-Affected Persons who are Pag-IBIG Fund Members,” Volume l-B, page 403, shall be subject to RA No. 10752 (The Right-of-Way Act), other pertinent laws, and guidelines to be issued by the DHSUD, the Home Development Mutual Fund, and the DOTr, in coordination with the DBM.

(6)	Implementation of Infrastructure Projects

To continue the legacy of my Administration’s Build, Build, Build Program, it is essential that the NEDA, as the lead agency in the formulation of socio-economic policies, plans, and programs, shall determine and adopt the most feasible and operational procedure in the analysis of projects covered under Section 28, General Provisions, “Implementation of Infrastructure Projects,” Volume l-B, pages 790-791.

(7)	Funding for Foreign-Assisted Projects

As in previous years, Congress has identified specific foreign-assisted projects (FAPs) under UA, Special Provision No. 5, “Support to Foreign-Assisted Projects,” Volume No. l-B, page 768, chargeable against Purpose No. 4. Hence, I reiterate that pursuant to the authority vested in me under Section 20, Article VII of the Constitution and in view of the character of the UA as a standby authority to incur additional obligations for priority programs, projects, or activities, such identification of the specific FAPs shall not limit the President in negotiating other foreign loan agreements.

Accordingly, the release of funds chargeable against Purpose No. 4 of the UA shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of EO No. 292, and the approved loan

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agreements. Moreover, any change in the project title, scope, or amount of the FAPs shall further be subject to the appropriate approval in accordance with existing guidelines.

(8)	Adherence to Accounting Rules and Regulations

I recognize the responsibility of government agencies to utilize govemment funds more efficiently, especially in the procurement of goods, considering the prevailing circumstances. Accordingly, there is a need to update and rationalize accounting and auditing rules and regulations. Hence, Section 23, General Provisions, “Semi-Expendable Property,” Volume l-B, page 790, shall be subject to the issuance by the Commission on Audit (COA) of appropriate accounting and auditing rules and regulations.

I also welcome the intention to directly transfer to the Technical Education and Skills Development Authority (TESDA) the portion of appropriation from the National Rice Program for the Farmers’ Field School Program as support to the Training Component of the Rice Competitiveness Enhancement Fund (RCEF), as it aims to fast track the attainment of the primary objective of RCEF, i.e., to ensure food security and to make the country’s agricultural sector viable, efficient, and globally competitive.

However, DA-OSEC Special Provision No. 9, “Support to the Rice Competitiveness Fund (RCEF) Training Component,” Volume l-A, page 76, shall be subject to the guidelines to be issued by the DA and the TESDA providing for the requirements for project implementation and reporting, in conformity with existing accounting and auditing laws, rules, and regulations.

(9)	Use of Excess Tariff Collections from Rice Importation

In order to achieve a globally competitive agricultural sector, the implementation of UA, Special Provision No. 18, “Use of Excess Revenue from the Total Annual Tariff Revenue from Rice Importation,” Volume l-B, page 770, shall be undertaken in accordance with RA No. 11203 (An Act Liberalizing the Importation, Exportation and Trading of Rice, Lifting for the Purpose the Quantitative Import Restriction on Rice) or the Rice Tariffication Law, and other relevant laws and/or guidelines to be issued thereon.

(10)	Use of Administrative Cost in the Implementation of National Health Insurance Program

I support the expeditious improvement in the payment mechanism and digitization to improve the efficiency of the Philippine Health Insurance Corporation in the delivery of services pursuant to its mandate under RA No. 11223 (Universal Health Care Act). However, I place under conditional implementation BSGC-Department of Health-Philippine Health Insurance Corporation, Special Provision No. 1, “Subsidy for the National Health Insurance Program,” Volume l-B, page 690, to

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underscore that the administrative cost authorized under Section 12 of RA No. 11223 shall be exclusively used for the implementation of the National Health Insurance Program.

C.	ADOPTION OF CASH BUDGETING SYSTEM

As part of this Administration’s budget reforms to ultimately improve the ability of the government to deliver direct, immediate, and substantial services to the people, as well as to strengthen the government’s accountability for the use of public funds, the cash budgeting system policy has been adopted beginning 2019 through the issuance of EO No. 91, s. 2019 (Adopting the Cash Budgeting System Beginning Fiscal Year 2019, and for Other Purposes). Through this policy reform, clear deadlines have been amplified for executing the national budget which led to better planning by government agencies, resulting in implementation efficiency, higher fund utilization rates, and timely and improved public service delivery. Moreover, the provisions on fund transfers and reversion of unexpended balances of appropriations have been strengthened through the continued implementation of the cash budgeting system.

Relative thereto, I am placing Section 68, General Provisions, “Cash Budgeting System,” Volume l-B, pages 797-798, under conditional implementation to emphasize that the transfer of funds to LGUs and government-owned or-controlled corporations (GOCCs), particularly the financial assistance and budgetary support from the National Government, respectively, shall be made in compliance with Section 1 of EO No. 91, which states that “[a]ll funds transferred between or among government agencies and LGUs shall not be considered disbursed under this Section, until the transferred amounts have been actually utilized to pay for goods delivered and services rendered, inspected and accepted.” Accordingly, only until the transferred amounts to the LGUs and GOCCs have been actually utilized to pay for completed construction, goods delivered, and services rendered, inspected, and accepted, will the subject transferred funds be considered disbursed. In this regard, any unexpended or undisbursed funds at the end of the validity period shall be subject to reversion to the National Treasury and shall not thereafter be available for expenditure, except by subsequent legislative enactment, in accordance with Section 2 of EO No. 91.

D.	SHARED FISCAL RESPONSIBILITY

I have been consistently urging Congress to observe the proper and transparent management and expenditure of public funds based on sound fiscal policies. Hence, I am placing Congress of the Philippines, Special Provision No. 6, “Availability of Appropriations and Cash Allocations,” Volume l-A, page 15, under conditional implementation to emphasize that the use and disbursements of the funds shall be for the specified purposes and within the period of availability of appropriations as prescribed under the General Provision on Cash Budgeting System in this Act.

E.	IMPLEMENTATION OF GAA AS ALLOTMENT ORDER

The Constitution and EO No. 292 mandate the President to identify and propose to Congress the budget of the National Government, taking into

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consideration the National Government’s priority programs, projects, and activities, and the respective sources of financing for the same. In this regard, the President’s budget proposal, which is submitted to Congress through the National Expenditure Program, is formulated in accordance with the existing budgeting laws, rules, and regulations, such as national budget memoranda on budget call and budget priorities framework, medium-term development plan and medium-term public investment plan, and the 10-point socioeconomic agenda of this Administration. The proposed budget levels primarily considered the measures to address the COVID-19 pandemic, the country’s continuing efforts in infrastructure development, and our other strategies and programs to rebound, recover, and transition to a post-pandemic environment.

Further, the implementation of the budget is lodged with the President consistent with Section 17, Article VII of the Constitution, which provides that the President shall ensure that laws shall be faithfully executed. Particularly, the DBM is mandated to assist the President in the execution and control of the national budget pursuant to EO No. 292.

In view of the foregoing, the implementation of Section 3, General Provisions, “The General Appropriations Act as the Allotment Order,” Volume l-B, page 784, shall be subject to pertinent budgeting laws, rules, and regulations, and to item V hereof on New Budgetary Items.

IV.	GENERAL OBSERVATION

This national budget pursues the earnest efforts of this Administration to continue to rebound and recover from the COVID-19 pandemic, then transition to a revitalized post-pandemic environment, among other equally important objectives. Therefore, now more than ever, we are duty bound to ensure the efficient and effective allocation and utilization of limited government resources. In this regard, I take my stand on how certain provisions will be construed and implemented.

A.	ORGANIZATIONAL STRUCTURE

The need for consistent compliance to salary standardization and compensation laws, rules, and regulations, including the policies on the use of appropriations or available savings for the creation of new positions and the grant of retirement benefits and separation pay, should not be overlooked. It is likewise noteworthy that the scrap and build policy in the adjustment and modification of organizational structure, and other organization, staffing, compensation, and position classification standards of the DBM, are prescribed in order to promote a stable and efficient organizational structure for all government agencies while observing fiscal prudence. More importantly, the policy under Section 8, Article IX-B of the Constitution, proscribing the payment of additional or double compensation, should be upheld. The responsibility to comply with these policies rests upon all branches and offices of the government.

Therefore, as it has been in previous years, I place my full faith and trust in Congress and the Commission on Elections (COMELEC) for the proper execution of Congress of the Philippines, Special Provision No. 2, “Organizational Structure of the Senate, the House of Representatives, and

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the House of Representatives Electoral Tribunals and the Commission on Appointments,” Volume l-A, page 15, and COMELEC, Special Provision No. 1, “Organization Structure,” Volume l-B, page 648.

B.	HIRING OF CONTRACT OF SERVICE

It is to be noted that Presidential Communications Operations Office (Proper), Special Provision No. 2, “Hiring of Contract of Service,” Volume l-B, page 494, shall be implemented in accordance with the provisions of COA-DBM Joint Circular No. 2 dated October 20, 2020 (Updated Rules and Regulations Governing Contract of Service [COS] and Job Order [JO] Workers in the Government) which covers the updated rules and regulations governing COS and JO workers in the National Government.

C.	QUARTERLY FINANCIAL AND PHYSICAL REPORTS

It is understood that Section 99, General Provisions, “Quarterly Financial and Physical Reports,” Volume l-B, pages 803-804, insofar as it prescribes a three-year period of keeping printed copies of the consolidated quarterly reports, shall conform to RA No. 9470 (National Archives of the Philippines Act of 2007), the guidelines issued by the National Archives of the Philippines, and other pertinent laws, rules, and regulations.

D.	POSTING OF AGENCY SAVINGS

It must be clarified that the posting of savings as required under Section 74, General Provisions, “Authority to Use Savings,” Volume l-B, page 799, shall be the responsibility of the concerned departments, bureaus, offices, and instrumentalities of the National Government. On the other hand, the DBM periodically posts in its website the information on appropriations vis-à-vis releases. Further, it is understood that the posting of the information on savings by the DBM is limited to that provided by the departments, bureaus, offices, and instrumentalities of the National Government.

V.	NEW BUDGETARY ITEMS

As part and parcel of the function of budget execution vested upon the executive branch, the new budgetary items introduced by Congress in this budget shall be subject to the National Government’s cash programming, observance of prudent fiscal management, applicable rules and procedures during budget execution, and approval by the President based on the programmed priorities of the government.

Accordingly, since these new items have corresponding effects in the respective outputs and outcomes of the agencies concerned, the DBM shall inform said agencies of the changes in their respective appropriations and require the submission of their revised performance targets.

VI.	CLOSING STATEMENTS

At the beginning of my Administration, and as a recurring theme for government

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action, we have underscored the value of change. Positive change for lasting good.

Among the positive learnings from an experience of crisis is to be open to new ideas new ways of doing things. In short, to be willing and ready to adapt and innovate. It is another aspect of change.

FY 2022 will be another year of change for the Filipino people. It is a year of new beginnings. Hopefully, not to start all over again, but to begin the next chapter – to improve based on lessons learned, and to continue and build on what has been proven to work.

With this, let me take this opportunity to reiterate my appreciation and gratitude to our health care workers, to the honorable men and women of the House of Representatives and of the Senate, to the men and women in government service, and to all the Filipino people.

The recent times had been unprecedentedly tough, but we made it. We survived by working together and helping each other. Everybody stepped up – the public and private sectors, our workers from both government and private organizations, and each and every Filipino - and every one contributed to our collective efforts to eventually rise above the challenges. I am very thankful and proud of you all.

Maraming salamat at mabuhay tayong lahat!

Very truly yours,

Copy furnished:

SEN. VICENTE C. SOTTO III

Senate President

Senate of the Philippines

GSIS Bldg., Pasay City

ACTING SECRETARY LUZVERFEDA PASCUAL Presidential Legislative Liaison Office 2/F New Executive Bldg. Malacañang, Manila

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SUMMARY OF FISCAL YEAR 2022

NEW APPROPRIATIONS

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SUMMARY OF FY 2022 NEW APPROPRIATIONS

Amount, In Thousand Pesos

DEPARTMENTS		2,893,396,423

I.	CONGRESS OF THE PHILIPPINES	30,631,246

A.	Senate	7,481,167
B.	Senate Electoral Tribunal	306,552
C.	Commission on Appointments	1,045,127
D.	House of Representatives	21,571,330
E.	House of Representatives Electoral Tribunal	227,070

II.	OFFICE OF THE PRESIDENT	8,182,033

A.	The President’s Offices	8,182,033

III.	OFFICE OF THE VICE-PRESIDENT	702,035

A.	Office of the Vice-President Offices	702,035

IV.	DEPARTMENT OF AGRARIAN REFORM	10,023,349

A.	Office of the Secretary	10,023,349

V.	DEPARTMENT OF AGRICULTURE	68,574,822

A.	Office of the Secretary	58,799,462
B.	Agricultural Credit Policy Council	2,600,143
C.	Bureau of Fisheries and Aquatic Resources	4,567,278
D.	Fertilizer and Pesticide Authority	148,366
E.	National Fisheries Research and Development Institute	345,213
F.	National Meat Inspection Service	435,549
G.	Philippine Carabao Center	736,433
H.	Philippine Center for Post-Harvest Development and Mechanization	385,888
I.	Philippine Council for Agriculture and Fisheries	203,110
J.	Philippine Fiber Industry Development Authority	353,380

VI.	DEPARTMENT OF BUDGET AND MANAGEMENT	2,047,954

A.	Office of the Secretary	1,933,324
B.	Government Procurement Policy Board - Technical Support Office	114,630

JANUARY 3, 2022	OFFICIAL GAZETTE	827
SUMMARY OF FY 2022 NEW APPROPRIATIONS

VII.	DEPARTMENT OF EDUCATION	592,695,781

A.	Office of the Secretary	591,183,975
B.	Early Childhood Care and Development Council	242,783
C.	National Academy of Sports	337,965
D.	National Book Development Board	105,318
E.	National Council for Children’s Television	40,223
F.	National Museum of the Philippines	681,583
G.	Philippine High School for the Arts	103,934

VIII.	STATE UNIVERSITIES AND COLLEGES	104,177,432

A.	University of the Philippines System (The National University)	24,392,029

B.	National Capital Region	7,678,801

B.1	Eulogio “Amang” Rodriguez Institute of Science and Technology	418,683
B.2	Marikina Polytechnic College	1,150,702
B.3	Philippine Normal University	880,462
B.4	Philippine State College of Aeronautics	508,825
B.5	Polytechnic University of the Philippines	2,603,623
B.6	Rizal Technological University	971,229
B.7	Technological University of the Philippines	1,145,277

C.	Region I – ILOCOS	5,054,200

C.1	Don Mariano Marcos Memorial State University	1,568,673
C.2	Ilocos Sur Polytechnic State College	326,543
C.3	Mariano Marcos State University	1,064,696
C.4	North Luzon Philippines State College	140,809
C.5	Pangasinan State University	1,210,309
C.6	University of Northern Philippines	743,170

D.	CORDILLERA ADMINISTRATIVE REGION	2,486,182

D.1	Abra State Institute of Science and Technology	261,862
D.2	Apayao State College	230,281
D.3	Benguet State University	792,658
D.4	Ifugao State University	453,960
D.5	Kalinga State University	368,309
D.6	Mountain Province State University	379,112

E.	Region II – CAGAYAN VALLEY	3,538,564

E.1	Batanes State College	86,698
E.2	Cagayan State University	1,199,191
E.3	Isabela State University	1,358,543
E.4	Nueva Vizcaya State University	609,998
E.5	Quirino State University	284,134

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F.	Region III – CENTRAL LUZON	8,131,093

F.1	Aurora State College of Technology	189,117
F.2	Bataan Peninsula State University	690,502
F.3	Bulacan Agricultural State College	304,029
F.4	Bulacan State University	1,408,572
F.5	Central Luzon State University	1,014,263
F.6	Don Honorio Ventura State University	996,463
F.7	Nueva Ecija University of Science and Technology	1,075,698
F.8	Pampanga State Agricultural University	391,904
F.9	Philippine Merchant Marine Academy	265,206
F.10	President Ramon Magsaysay State University	518,495
F.11	Tarlac Agricultural University	399,648
F.12	Tarlac State University	877,196

	Region IV – SOUTHERN TAGALOG AND PALAWAN	10,336,913

G.	Region IV-A (CALABARZON)	5,631,692

G.1	Batangas State University	1,990,001
G.2	Cavite State University	1,597,268
G.3	Laguna State Polytechnic University	740,597
G.4	Southern Luzon State University	501,414
G.5	University of Rizal System	802,412

H.	Region IV-B (MIMAROPA)	4,705,221

H.1	Marinduque State College	1,398,362
H.2	Mindoro State University	336,009
H.3	Occidental Mindoro State College	468,639
H.4	Palawan State University	827,851
H.5	Romblon State University	1,169,707
H.6	Western Philippines University	504,653

I.	Region V – BICOL	6,059,495

I.1	Bicol State College of Applied Sciences and Technology	203,333
I.2	Bicol University	1,453,161
I.3	Camarines Norte State College	439,721
I.4	Camarines Sur Polytechnic Colleges	429,515
I.5	Catanduanes State University	531,368
I.6	Central Bicol State University of Agriculture	1,915,502
I.7	Dr. Emilio B Espinosa, Sr. Memorial State College of Agriculture and Technology	212,591
I.8	Partido State University	434,383
I.9	Sorsogon State College	439,921

JANUARY 3, 2022	OFFICIAL GAZETTE	829
SUMMARY OF FY 2022 NEW APPROPRIATIONS

J.	Region VI – WESTERN VISAYAS	7,515,751

J.1	Aklan State University	588,131
J.2	Capiz State University	960,051
J.3	Carlos C. Hilado Memorial State College	539,929
J.4	Central Philippines State University	528,257
J.5	Guimaras State College	266,194
J.6	Iloilo Science and Technology University	843,440
J.7	Iloilo State University of Science and Technology	446,329
J.8	Northern Iloilo State University	607,828
J.9	Northern Negros State College of Science and Technology	283,885
J.10	University of Antique	579,251
J.11	West Visayas State University	1,872,456

K.	Region VII – CENTRAL VISAYAS	4,287,188

K.1	Bohol Island State University	687,997
K.2	Cebu Normal University	611,322
K.3	Cebu Technological University	1,875,287
K.4	Negros Oriental State University	988,670
K.5	Siquijor State College	123,912

L.	Region VIII – EASTERN VISAYAS	5,270,405

L.1	Biliran Province State University	418,394
L.2	Eastern Samar State University	658,067
L.3	Eastern Visayas State University	643,405
L.4	Leyte Normal University	311,363
L.5	Northwest Samar State University	242,045
L.6	Palompon Polytechnic State University	263,073
L.7	Samar State University	421,501
L.8	Southern Leyte State University	512,327
L.9	University of Eastern Philippines	751,658
L.10	Visayas State University	1,048,572

M.	Region IX – ZAMBOANGA PENINSULA	2,795,960

M.1	Basilan State College College	233,886
M.2	J.H. Cerilles State College	347,193
M.3	Jose Rizal Memorial State University	725,799
M.4	Western Mindanao State University	967,182
M.5	Zamboanga City State Polytechnic College	316,427
M.6	Zamboanga State College of Marine Sciences and Technology	205,473

N.	Region X – NORTHERN MINDANAO	4,806,367

N.1	Bukidnon State University	926,309
N.2	Camiguin Polytechnic State College	134,059
N.3	Central Mindanao University	929,259
N.4	MSU - Iligan Institute of Technology	1,337,886

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N.5	Northern Bukidnon State College	198,422
N.6	Northwestern Mindanao State College of Science and Technology	225,806
N.7	University of Science and Technology of Southern Philippines – Cagayan De Oro Campus	864,254
N.8	University of Science and Technology of Southern Philippines – Claveria Campus	190,372

O.	Region XI – DAVAO REGION	1,798,970

O.1	Compostela Valley State College	169,468
O.2	Davao del Norte State College	216,127
O.3	Davao del Sur State College	203,190
O.4	Davao Oriental State University	293,812
O.5	Southern Philippines Agri-Business and Marine and Aquatic School of Technology	167,889
O.6	University of Southeastern Philippines	748,484

P.	Region XII – SOCCSKSARGEN	1,889,206

P.1	Cotabato Foundation College of Science and Technology	287,391
P.2	South Cotabato State College	67,496
P.3	Sultan Kudarat State University	552,872
P.4	University of Southern Mindanao	981,447

Q.	REGION XIII – CARAGA	1,973,075

Q.1	Agusan del Sur State College of Agriculture and Technology	256,535
Q.2	Caraga State University	504,956
Q.3	Surigao del Sur State University	753,717
Q.4	Surigao State College of Technology	457,867

R.	BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)	6,163,233

R.1	Adiong Memorial Polytechnic State College	74,887
R.2	Cotabato State University	255,666
R.3	Mindanao State University	4,790,599
R.4	MSU-Tawi-Tawi College of Technology and Oceanography	676,117
R.5	Sulu State College	218,721
R.6	Tawi-Tawi Regional Agricultural College	147,243

IX.	DEPARTMENT OF ENERGY	1,317,779

A.	Office of the Secretary	1,317,779

X.	DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES	25,453,589

A.	Office of the Secretary	18,969,016
B.	Environmental Management Bureau	3,638,427
C.	Mines and Geosciences Bureau	1,341,525
D.	National Mapping and Resource Information Authority	1,268,834
E.	National Water Resources Board	129,179
F.	Palawan Council for Sustainable Development Staff	106,608

JANUARY 3, 2022	OFFICIAL GAZETTE	831
SUMMARY OF FY 2022 NEW APPROPRIATIONS

XI.	DEPARTMENT OF FINANCE	20,296,334

A.	Office of the Secretary	1,084,602
B.	Bureau of Customs	3,137,017
C.	Bureau of Internal Revenue	11,122,014
D.	Bureau of Local Government Finance	532,485
E.	Bureau of the Treasury	4,229,535
F.	Central Board of Assessment Appeals	16,243
G.	Insurance Commission	6
H.	National Tax Research Center	74,337
I.	Privatization and Management Office	100,095

XII.	DEPARTMENT OF FOREIGN AFFAIRS	21,701,670

A.	Office of the Secretary	21,545,393
B.	Foreign Service Institute	80,935
C.	Technical Cooperation Council of the Philippines	4,496
D.	UNESCO National Commission of the Philippines	23,829
E.	Presidential Commission on Visiting Forces	47,017

XIII.	DEPARTMENT OF HEALTH	183,887,230

A.	Office of the Secretary	183,374,159
B.	National Nutrition Council	478,079
C.	Philippine National AIDS Council	34,992

XIV.	DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT	942,351

A.	Office of the Secretary	663,115
B.	Human Settlements Adjudication Commission	279,236

XV.	DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY	7,581,927

A.	Office of the Secretary	6,479,950
B.	Cybercrime Investigation and Coordination Center	365,443
C.	National Privacy Commission	220,237
D.	National Telecommunications Commission	516,297

XVI.	DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT	249,448,881

A.	Office of the Secretary	7,267,071
B.	Bureau of Fire Protection	26,188,202
C.	Bureau of Jail Management and Penology	21,347,504
D.	Local Government Academy	365,704
E.	National Commission on Muslim Filipinos	768,599
F.	National Police Commission	1,912,687
G.	National Youth Commission	134,617
H.	Philippine Commission on Women	124,027
I.	Philippine National Police	190,694,897
J.	Philippine Public Safety College	645,573

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XVII.	DEPARTMENT OF JUSTICE	25,247,189

A.	Office of the Secretary	7,517,558
B.	Bureau of Corrections	5,264,109
C.	Bureau of Immigration	1,593,299
D.	Land Registration Authority	1,160,277
E.	National Bureau of Investigation	2,325,314
F.	Office for Alternative Dispute Resolution	68,574
G.	Office of the Government Corporate Counsel	210,559
H.	Office of the Solicitor General	1,194,322
I.	Parole and Probation Administration	1,005,474
J.	Presidential Commission on Good Government	160,007
K.	Public Attorney’s Office	4,747,696

XVIII.	DEPARTMENT OF LABOR AND EMPLOYMENT	50,761,181

A.	Office of the Secretary	33,227,047
B.	Institute for Labor Studies	62,166
C.	National Conciliation and Mediation Board	276,514
D.	National Labor Relations Commission	1,305,324
E.	National Maritime Polytechnic	134,956
F.	National Wages and Productivity Commission	246,610
G.	Overseas Workers Welfare Admnistration	13,014,373
H.	Philippine Overseas Employment Administration	671,540
I.	Professional Regulation Commission	1,822,651

XIX.	DEPARTMENT OF NATIONAL DEFENSE	220,487,738

A.	Office of the Secretary - Proper	680,922
B.	Government Arsenal	1,456,454
C.	National Defense College of the Philippines	131,718
D.	Office of Civil Defense	1,467,410
E.	Philippine Veterans Affairs Office (PVAO) - Proper	623,130
F.	Veterans Memorial Medical Center	2,347,127

G.	Armed Forces of the Philippines	213,780,977

G.1	Philippine Army (Land Forces)	103,096,390
G.2	Philippine Air Force (Air Forces)	35,838,789
G.3	Philippine Navy (Naval Forces)	32,977,396
G.4	General Headquarters, AFP and AFP Wide Service Support Units (AFPWSSUS)	41,868,402

XX.	DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS	785,725,522

A.	Office of the Secretary	785,725,522

JANUARY 3, 2022	OFFICIAL GAZETTE	833
SUMMARY OF FY 2022 NEW APPROPRIATIONS

XXI.	DEPARTMENT OF SCIENCE AND TECHNOLOGY	23,985,182

A.	Office of the Secretary	6,673,183
B.	Advanced Science and Technology Institute	514,243
C.	Food and Nutrition Research Institute	543,991
D.	Forest Products Research and Development Institute	207,629
E.	Industrial Technology Development Institute	397,255
F.	Metals Industry Research and Development Center	246,946
G.	National Academy of Science and Technology	108,598
H.	National Research Council of the Philippines	197,419
I.	Philippine Atmospheric, Geophysical and Astronomical Services Administration	1,348,410
J.	Philippine Council for Agriculture, Aquatic and Natural Resource Research and Development	1,397,118
K.	Philippine Council for Health Research and Development	774,644
L.	Philippine Council for Industry, Energy and Emerging Technology Research and Development	815,221
M.	Philippine Institute of Volcanology and Seismology	544,501
N.	Philippine Nuclear Research Institute	409,017
O.	Philippine Science High School	2,411,671
P.	Philippine Textile Research Institute	134,454
Q.	Science Education Institute	6,959,721
R.	Science and Technology Information Institute	107,600
S.	Technology Application and Promotion Institute	193,561

XXII.	DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT	204,758,666

A.	Office of the Secretary	202,449,416
B.	Council for the Welfare of Children	81,494
C.	Inter-Country Adoption Board	56,097
D.	Juvenile Justice and Welfare Council	186,826
E.	National Anti-Poverty Commission	288,837
F.	National Commission on Indigenous Peoples	1,432,402
G.	National Council on Disability Affairs	72,433
H.	Presidential Commission for the Urban Poor	191,161

XXIII.	DEPARTMENT OF TOURISM	2,741,910

A.	Office of the Secretary	2,483,602
B.	Intramuros Administration	60,250
C.	National Parks Development Committee	198,058

XXIV.	DEPARTMENT OF TRADE AND INDUSTRY	21,943,888

A.	Office of the Secretary	6,683,680
B.	Board of Investments	399,715
C.	Construction Industry Authority of the Philippines	126,612
D.	Cooperative Development Authority	733,262
E.	Design Center of the Philippines	116,170
F.	Philippine Trade Training Center	71,656
G.	Technical Education and Skills Development Authority	13,812,793

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XXV.	DEPARTMENT OF TRANSPORTATION	75,247,732

A.	Office of the Secretary	54,441,716
B.	Civil Aeronautics Board	216,273
C.	Maritime Industry Authority	909,201
D.	Office of Transportation Cooperatives	33,085
E.	Office for Transportation Security	312,788
F.	Philippine Coast Guard	19,300,594
G.	Toll Regulatory Board	34,075

XXVI.	NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY	13,615,982

A.	Office of the Secretary	1,719,892
B.	Commission on Population and Development	520,991
C.	Philippine National Volunteer Service Coordinating Agency	34,918
D.	Public-Private Partnership Center of the Philippines	206,848
E.	Philippine Statistical Research and Training Institute	59,503
F.	Philippine Statistics Authority	10,980,211
G.	Tariff Commission	93,619

XXVII.	PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE	1,946,714

A.	Presidential Communications Operations Office (Proper)	827,121
B.	Bureau of Broadcast Services	432,296
C.	Bureau of Communications Services	75,138
D.	National Printing Office	9,129
E.	News and Information Bureau	121,750
F.	Philippine Information Agency	315,466
G.	Presidential Broadcast Staff (RTVM)	165,814

XXVIII.	OTHER EXECUTIVE OFFICES	45,303,798

A.	Anti-Money Laundering Council	147,342
B.	Anti-Red Tape Authority	271,124
C.	Climate Change Commission	140,006
D.	Commission on Filipinos Overseas	133,736
E.	Commission on Higher Education	31,684,508
F.	Commission on the Filipino Language	78,462
G.	Dangerous Drugs Board	307,865
H.	Energy Regulatory Commission	857,493
I.	Film Development Council of the Philippines	280,881
J.	Games and Amusements Board	142,061
K.	Governance Commission for Government-Owned or Controlled Corporations	195,296
L.	Mindanao Development Authority	197,270
M.	Movie and Television Review and Classification Board	40,093

JANUARY 3, 2022	OFFICIAL GAZETTE	835
SUMMARY OF FY 2022 NEW APPROPRIATIONS

N.	National Commission for Culture and the Arts	878,213

N.1	National Commission for Culture and the Arts (Proper)	156,283
N.2	National Historical Commission of the Philippines	292,516
N.3	National Library of the Philippines	208,275
N.4	National Archives of the Philippines	221,139

O.	National Commission of Senior Citizens	171,363
P.	National Intelligence Coordinating Agency	1,455,449
Q.	National Security Council	418,659
R.	Office of the Presidential Adviser on the Peace Process	1,991,030
S.	Optical Media Board	72,773
T.	Philippine Competition Commission	869,183
U.	Philippine Drug Enforcement Agency	2,975,295
V.	Philippine Racing Commission	239,384
W.	Philippine Space Agency	179,404
X.	Philippine Sports Commission	725,238
Y.	Presidential Legislative Liason Office	119,832
Z.	Presidential Management Staff	731,838

XXIX.	JOINT LEGISLATIVE-EXECUTIVE COUNCILS	3,983

A.	Legislative-Executive Development Advisory Council	3,983

XXX.	THE JUDICIARY	45,735,018

A.	Supreme Court of the Philippines and the Lower Courts	39,720,211
B.	Presidential Electoral Tribunal	157,320
C.	Sandiganbayan	1,592,660
D.	Court of Appeals	3,503,927
E.	Court of Tax Appeals	760,900

XXXI.	CIVIL SERVICE COMMISSION	1,866,678

A.	Civil Service Commission	1,796,110
B.	Career Executive Service Board	70,568

XXXII.	COMMISSION ON AUDIT	13,991,437

XXXIII.	COMMISSION ON ELECTIONS	26,697,689

XXXIV.	OFFICE OF THE OMBUDSMAN	4,714,213

836	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

XXXV.	COMMISSION ON HUMAN RIGHTS	957,490

A.	Commission on Human Rights	921,156
B.	Human Rights Violations Victims’ Memorial Commission	36,334

SPECIAL PURPOSE FUNDS		708,963,543

XXXVI.	BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS	160,299,824

A.	DEPARTMENT OF AGRICULTURE	14,293,514

A.1	National Dairy Authority	510,908
A.2	National Food Authority	7,000,000
A.3	National Tobacco Administration	50,000
A.4	Philippine Coconut Authority	1,090,492
A.5	Philippine Fisheries Development Authority	4,308,058
A.6	Philippine Rice Research Institute	621,796
A.7	Sugar Regulatory Administration	712,260

B.	DEPARTMENT OF ENERGY	2,947,159

B.1	National Electrification Administration	2,100,850
B.2	National Power Corporation	846,309

C.	DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES	44,000

C.1	Laguna Lake Development Authority	44,000

D.	DEPARTMENT OF FINANCE	4,595,140

D.1	Philippine Crop Insurance Corporation	4,500,000
D.2	Philippine Tax Academy	95,140

E.	DEPARTMENT OF HEALTH	85,864,542

E.1	Lung Center of the Philippines	683,997
E.2	National Kidney and Transplant Institute	1,633,442
E.3	Philippine Children’s Medical Center	1,502,391
E.4	Philippine Health Insurance Corporation	79,990,955
E.5	Philippine Heart Center	1,887,827
E.6	Philippine Institute of Traditional and Alternative Health Care	165,930

JANUARY 3, 2022	OFFICIAL GAZETTE	837
SUMMARY OF FY 2022 NEW APPROPRIATIONS

F.	DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT	6,689,525

F.1	National Home Mortgage Finance Corporation	1,000,000
F.2	National Housing Authority	5,175,603
F.3	Social Housing Finance Corporation	513,922

G.	DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS	828,550

G.1	Local Water Utilities Administration	828,550

H.	DEPARTMENT OF TOURISM	186,296

H.1	Tourism Infrastructure and Enterprise Zone Authority Authority	186,296

I.	DEPARTMENT OF TRADE AND INDUSTRY	2,197,612

I.1	Aurora Pacific Economic Zone and Freeport Authority	45,000
I.2	Center for International Trade Expositions and Missions	152,612
I.3	Small Business Corporation	2,000,000

J.	DEPARTMENT OF TRANSPORTATION	4,890,431

J.1	Civil Aviation Authority of the Philippines	2,439,279
J.2	Light Rail Transit Authority	1,018,152
J.3	Philippine National Railways	1,433,000

K.	NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY	259,455

K.1	Philippine Institute for Development Studies	259,455

L.	PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE	178,633

L.1	Intercontinental Broadcasting Corporation	73,689
L.2	People’s Television Network, Incorporated	104,944

M.	OTHER EXECUTIVE OFFICES	37,296,361

M.1	Authority of the Freeport Area of Bataan	191,260
M.2	Bases Conversion Development Authority	2,487,346
M.3	Cagayan Economic Zone Authority	228,844
M.4	Credit Information Corporation	121,990
M.5	Cultural Center of the Philippines	450,913
M.6	Development Academy of the Philippines	614,417
M.7	National Irrigation Administration	31,468,839
M.8	Philippine Center for Economic Development	241,378
M.9	Philippine Postal Corporation	515,256
M.10	Southern Philippines Development Authority	76,000
M.11	Subic Bay Metropolitan Authority	601,668
M.12	Zamboanga City Special Economic Zone Authority	298,450

838	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

N.	BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS – OTHERS	28,606

XXXVII.	ALLOCATIONS TO LOCAL GOVERNMENT UNITS	58,361,514

A.	Metropolitan Manila Development Authority	5,672,038
B.	Special Shares of LGUs in the Proceeds of National Taxes	26,256,956
C.	Local Government Support Fund	17,964,996
D.	Special Shares of LGUs in the Proceeds of Fire Code Fees	629,492
E.	Barangay Officials Death Benefits	50,000
F.	Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	7,788,032

XXXVIII.	CONTINGENT FUND	7,000,000

XXXIX.	MISCELLANEOUS PERSONNEL BENEFITS FUND	27,718,939

XL.	NATIONAL DISASTER RISK REDUCTION AND MANAGEMENT FUND	20,000,000

XLI.	PENSION AND GRATUITY FUND	183,944,069

XLII.	UNPROGRAMMED APPROPRIATIONS	251,639,197

	TOTAL NEW APPROPRIATIONS	3,602,359,966

Budgets of Department of Energy Attached Corporations
I.	National Electrification Administration	4,170,317
II.	National Power Corporation	32,235,009
III.	Philippine National Oil Company	1,316,598

	Total	37,721,924

ANNEXES
A.	Automatic Appropriations	1,672,879,231

B.	Debt Service-Principal Amortization	785,206,000

JANUARY 3, 2022	OFFICIAL GAZETTE	839
ANNEXES

ANNEXES

840	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

JANUARY 3, 2022	OFFICIAL GAZETTE	841
ANNEXES

ANNEX A

AUTOMATIC APPROPRIATIONS

		Current Operating Expenditures
		Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
A. PURPOSE(S)
1.	Debt Service – Interest Payment				₱	512,585,000,000
2.	National Tax Allotment					959,041,250,000
3.	Pension under R.A. No. 2087, as amended by P.D. 1625 and R.A. No. 5059, as amended by Section 1 of EO No. 145, s. 1987					480,000
4.	Customs Duties and Taxes, including Tax Expenditures					14,500,000,000
5.	Net Lending					28,700,000,000
6.	Retirement and Life Insurance Premiums					60,022,176,000
7.	Special Account					31,066,690,000
8.	Bangsamoro Autonomous Region in Muslim Mindanao Block Grant					66,963,635,000

TOTAL					₱	1,672,879,231,000

842	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

ANNEX B

DEBT SERVICE - PRINCIPAL AMORTIZATION

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays		Total
A. PURPOSE(S)
For the Payment of Principal Amortization of Foreign and Domestic Indebtedness			₱	785,206,000,000	₱	785,206,000,000

			₱	785,206,000,000	₱	785,206,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	843
DEPARTMENT OF AGRICULTURE - FARM TO MARKET ROADS

DEPARTMENT OF AGRICULTURE

FARM-TO-MARKET ROADS

844	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

JANUARY 3, 2022	OFFICIAL GAZETTE	845
DEPARTMENT OF AGRICULTURE - FARM TO MARKET ROADS

LOCALLY-FUNDED PROJECTS
FARM-TO-MARKET ROADS

NAME OF PROJECTS	AMOUNT IN PESOS
REPAIR/ REHABILITATION AND CONSTRUCTION OF FARM-TO-MARKET ROADS IN DESIGNATED PRODUCTIONS AREAS	7,485,000,000

REGION I - ILOCOS	568,000,000

Concreting of Brgy. Tarrag FMR, Brgy. Tarrag, Pagudpud, Ilocos Norte	12,000,000
Concreting of Bulaspog, Brgy. Nagbacalan - Brgy. Sungadan FMR, Brgy. Nagbacalan and Brgy. Sungadan, Paoay, Ilocos Norte	12,000,000
Concreting of Buga to Currimao, Brgy. Sideg FMR, Brgy. Sideg, Paoay, Ilocos Norte	20,000,000
Concreting of Suyo to Caticran Road, Brgy. San Agustin FMR, Brgy. San Agustin, Paoay, Ilocos Norte	20,000,000
Concreting of Brgy. Cabaguan FMR, Brgy. Cabaguan, Paoay, Ilocos Norte	20,000,000
Concreting of Sitio Ligsay, Brgy. Monte FMR, Brgy. Monte, Paoay, Ilocos Norte	12,000,000
Concreting of Brgy. Banitog-Brgy. Darat FMR, Brgy. Banitog and Brgy. Darat, Paoay, Ilocos Norte	12,000,000
Concreting of Brgy. Labut FMR, Brgy. Labut, Magsingal, Ilocos Sur	12,000,000
Concreting of Brgy. Masadag FMR, Brgy. Masadag, Sinait, Ilocos Sur	12,000,000
Concreting of Brgy. Barbar FMR, Brgy. Barbar, San Juan, Ilocos Sur	12,000,000
Concreting of Sitio Baudan-Sitio Dekkan- Sitio Tabio, Brgy. Man-atong FMR, Brgy. Man-atong, Suyo, Ilocos Sur	12,000,000
Concreting of Brgy. Cabaroan to Brgy. Cabuloan FMR, Brgy. Cabaroan and Brgy. Cabuloan, Santa Catalina, Ilocos Sur	12,000,000
Concreting of Brgy. Danuman West to Brgy. Lingsat FMR, Brgy. Danuman West and Brgy. Lingsat, Sta. Maria, Ilocos Sur	15,000,000
Concreting of ISPSC, Brgy. Silag FMR, Brgy. Silag, Sta. Maria, Ilocos Sur	15,000,000
Concreting of Brgy. Camanggaan-Brgy. Malamin FMR, Brgy. Camanggaan and Brgy. Malamin, San Juan, Ilocos Sur	15,000,000
Concreting of Brgy. Batbato FMR, Brgy. Batbato, Alilem, Ilocos Sur	12,000,000
Concreting of Brgy. Ambugat FMR, Brgy. Ambugat, Burgos, Ilocos Sur	12,000,000
Concreting of Brgy. Tiagan FMR, Brgy. Tiagan, San Emilio, Ilocos Sur	12,000,000
Concreting of Sitio Seksek, Brgy. Cacapian FMR, Brgy. Cacapian, San Juan, La Union	12,000,000
Concreting of Brgy. San Juan FMR, Brgy. San Juan, Sto. Tomas, La Union	12,000,000
Concreting of Brgy. Balayang FMR, Brgy. Balayang, Alaminos City, Pangasinan	12,000,000
Concreting of Brgy. Baracbac FMR, Brgy. Baracbac, Mangatarem, Pangasinan	12,000,000
Concreting of Brgy. Pangpang FMR, Brgy. Pangpang, San Carlos City, Pangasinan	12,000,000
Concreting of Brgy. Labney FMR, Brgy. Labney, San Jacinto, Pangasinan	12,000,000
Concreting of Sitio Bangol, Brgy. Inmalog FMR, Brgy. Inmalog, Sison, Pangasinan	12,000,000
Concreting of Brgy. Carriedo to Brgy. Trenchera FMR, Brgy. Carriedo and Brgy. Trenchera, Tayug, Pangasinan	15,000,000
Concreting of Sitio 1 & 2, Sitio 5 & 6 and Sitio Dalao FMR, Brgy. San Agustin, San Nicolas, Ilocos Norte	10,000,000
Construction/ Rehabilitation of Baligayan-Sta. Cruz FMR, Brgy. Baligayan, San Quintin and Brgy. Sta. Cruz, Sta. Maria, Pangasinan	10,000,000
Construction/ Rehabilitation of Salud-Batchelor East FMR, Brgys. Salud and Batchelor East, Natividad, Pangasinan	10,000,000
Construction of Farm-to-Market Road at Sitio 1-7, Brgy. Balacad, Laoag City, Ilocos Norte	20,000,000
Construction of Farm-to-Market Road at Brgy. Ambuetel, Calasiao, Pangasinan	15,000,000
Construction of Farm-to-Market Road at Brgy. Batangcaoa, Bayambang, Pangasinan	15,000,000
Construction of San Nicolas FMR, Brgy. San Nicolas, Candon City, Ilocos Sur	18,000,000
Construction of Nagpanaoan FMR, Brgy. Nagpanaoan, Santa, Ilocos Sur	12,000,000
Concreting of Cabalaoangan Sur-Cabalaoangan Norte FMR, Brgys. Cabalaoangan Sur & Cabalaoangan Norte, Rosales, Pangasinan	30,000,000
Concreting of Lekep Butao FMR, Brgy. Lekep Butao, San Fabian, Pangasinan	10,000,000
Concreting of Bolaoen FMR, Brgy. Bolaoen, San Fabian, Pangasinan	10,000,000
Construction of Farm-to-Market Road at Brgy. Paing, Bantay, Ilocos Sur	30,000,000
Construction of Brgy. Binday FMR, Brgy. Binday, San Fabian, Pangasinan	15,000,000
Construction of Brgy. Palapad FMR, Brgy. Palapad, San Fabian, Pangasinan	15,000,000

846	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

LOCALLY-FUNDED PROJECTS
FARM-TO-MARKET ROADS

NAME OF PROJECTS	AMOUNT IN PESOS
CORDILLERA ADMINISTRATIVE REGION (CAR)	650,000,000

Concreting of Brgy. Cardona FMR, Brgy. Cardona, Dolores, Abra	30,000,000
Concreting of Brgy. Patagui-Brgy. Bagatoy FMR, Brgy. Patagui and Brgy. Bagatoy, La Paz, Abra	30,000,000
Concreting of Brgy. Malapaao FMR, Brgy. Malapaao, Langiden, Abra	50,000,000
Concreting of Brgy. Bagalay-Brgy. Budac-Brgy. Basbasa FMR, Brgy. Bagalay, Brgy. Budac and Brgy. Basbasa, Tayum, Abra	40,000,000
Concreting of Sitio Tano to Sitio Alayo, Brgy. Gangal FMR, Brgy. Gangal, Sallapadan, Abra	12,000,000
Concreting of Brgy. Nueva to Brgy. Panay FMR, Sta. Marcela, Apayao	12,000,000
Concreting of Brgy. Caliking (along damsite) FMR, Brgy. Caliking, Atok, Benguet	12,500,000
Concreting of Washington-Loakan, Brgy. Cattubo FMR, Brgy. Cattubo, Atok, Benguet	12,500,000
Concreting of Gakian-Cagam-is, Brgy. Gambang FMR, Brgy. Gambang, Bakun, Benguet	12,500,000
Improvement of Dada-Lubo, Brgy. Poblacion FMR, Brgy. Poblacion, Bakun, Benguet	12,500,000
Concreting of Brgy. Karao to Brgy. Ekip FMR, Brgy. Karao and Brgy. Ekip, Bokod, Benguet	12,500,000
Concreting of Brgy. Nawal FMR, Brgy. Nawal, Bokod, Benguet	12,500,000
Concreting/Improvement of J204 Bangao - Tinapan - Amdodon FMR, Buguias, Benguet	12,500,000
Concreting/Improvement of Baney-Pasbol FMR, Buguias, Benguet	12,500,000
Improvement of Balangabang FMR, Kabayan, Benguet	12,500,000
Improvement of Natubleng-Upper Patkiaw-Apanberang FMR, Brgy. Natubleng, Buguias, Benguet	12,500,000
Concreting of FMR at Upper Naybaliw to Lower Naybaliw Labilab, Brgy. Loacan FMR, Brgy. Loacan, Itogon, Benguet	12,500,000
Improvement of Goldfield-Liang, Brgy. Poblacion FMR, Brgy. Poblacion, Itogon, Benguet	12,500,000
Concreting of Dinamili-Tinaleb-Taaw, Brgy. Ballay FMR, Brgy. Ballay, Kabayan, Benguet	12,500,000
Concreting of Baguengey-Central FMR, Brgy. Poblacion Central, Kapangan, Benguet	12,500,000
Concreting of Sitio Ubod - Sitio Abiang FMR, Brgy. Taba-ao and Brgy. Labeug, Kapangan, Benguet	12,500,000
Concreting of Masala-Tagpaya FMR, Brgy. Madaymen, Kibungan, Benguet	12,500,000
Concreting of Tonguey-Pokles FMR, Brgy. Madaymen, Kibungan, Benguet	12,500,000
Concreting of Alapang-Peril Boundary FMR, Brgy. Alapang, La Trinidad, Benguet	12,500,000
Concreting of Shelpi, Aduyon-Matikid, Tongotong, Brgy. Talingguroy FMR, Brgy. Talingguroy, La Trinidad, Benguet	12,500,000
Concreting of Obulan-Pagal-Beckel FMR, Brgy. Beckel, La Trinidad, Benguet	12,500,000
Concreting of Denmoyog-Salin FMR, Brgy. Balili, Mankayan, Benguet	12,500,000
Concreting of Brgy. Paco to Brgy. Cabiten FMR, Brgy. Paco and Brgy. Cabiten, Mankayan, Benguet	12,500,000
Concreting of Sapid-Pacda, Suyoc FMR, Brgy. Sapid, Mankayan, Benguet	12,500,000
Concreting of Brgy. Sapid-Guiweng to Brgy. Cabiten FMR, Brgy. Sapid and Brgy. Cabiten, Mankayan, Benguet	12,500,000
Concreting of Depnak, Brgy. Bagong FMR, Brgy. Bagong, Sablan, Benguet	12,500,000
Concreting of Central Bayabas-Amocao Junction FMR, Brgy. Bayabas, Sablan, Benguet	12,500,000
Concreting of Lipit-Lubas FMR, Brgy. Ansangan, Tuba, Benguet	12,500,000
Concreting of Shekdan-Benmetao FMR, Brgy. Camp One, Tuba, Benguet	12,500,000
Concreting of Taba-ao-(Inarado-Killet)-Mainit FMR, Brgy. San Pascual, Tuba, Benguet	12,500,000
Concreting of Sitio Bengaongao-Bagto, Brgy. Ambongdolan FMR, Brgy. Ambongdolan, Tublay, Benguet	12,500,000
Concreting of Suyoc-Sayatan-Tacarang FMR, Brgy. Daclan and Brgy. Ba-ayan, Tublay, Benguet	12,500,000
Concreting of Brgy. Tuel Proper to Asin FMR, Brgy. Tuel, Tublay, Benguet	12,500,000
Concreting of CIARC, Baguio Dairy Farm, Brgy. Sto. Tomas Valley FMR, Brgy. Sto. Tomas Valley, Baguio City, Benguet	16,000,000
Concreting of Sitio Palaad, Brgy. Kiling FMR, Brgy. Kiling, Alfonso Lista, Ifugao	12,000,000
Concreting of Brgy. Magnao FMR, Brgy. Magnao, Tabuk City, Kalinga	12,000,000
Concreting of Brgy. Suyang FMR Phase II, Brgy. Suyang Tabuk City, Kalinga	12,000,000
Concreting of Sitio Asibanglan, Brgy. Bagumbayan FMR, Brgy. Bagumbayan, Tabuk City, Kalinga	12,000,000
Concreting of Sitio Bansa to Sitio Mosgo, Brgy. Monamon Norte FMR, Brgy. Monamon Norte, Bauko, Mt. Province	12,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	847
DEPARTMENT OF AGRICULTURE - FARM TO MARKET ROADS

LOCALLY-FUNDED PROJECTS
FARM-TO-MARKET ROADS

NAME OF PROJECTS	AMOUNT IN PESOS
REGION II - CAGAYAN VALLEY	639,000,000

Concreting of Brgy. Viga FMR, Brgy. Viga, Lasam, Cagayan	25,000,000
Concreting of Brgy. Nicolas Agatep to Brgy. Malinta FMR, Brgy. Nicolas Agatep and Brgy. Malinta, Lasam, Cagayan	25,000,000
Concreting of Brgy. San Juan to Sitio Calapawan FMR, Brgy. San Juan, Ballesteros, Cagayan	25,000,000
Concreting of Brgy. Fugu to Sitio Cabaggaoan FMR, Brgy. Fugu, Ballesteros, Cagayan	25,000,000
Concreting of Sitio Nanabuan FMR, Brgy. Zitanga, Ballesteros, Cagayan	25,000,000
Concreting of Brgy. San Julian FMR, Brgy. San Julian, Abulug, Cagayan	30,000,000
Concreting of Brgy. Guiddam to Brgy. San Agustin FMR, Brgy. Guiddam and Brgy. San Agustin, Abulug, Cagayan	15,000,000
Concreting of Brgy. Calog Sur to Brgy. Libertad FMR, Brgy. Calog Sur and Brgy. Libertad, Abulug, Cagayan	30,000,000
Concreting of Sitio Singayen FMR, Brgy. Assasi, Baggao, Cagayan	12,000,000
Concreting of Brgy. Centro Calamagui FMR, Centro Calamagui, Amulung, Cagayan	12,000,000
Concreting of Brgy. Buenavista to Brgy. Magdalena FMR, Brgy. Buenavista and Brgy. Magdalena, Claveria, Cagayan	12,000,000
Concreting of Brgy. Sta. Victoria to Brgy. Pasa FMR, Brgy. Sta. Victoria and Brgy. Pasa, Ilagan City, Isabela	12,000,000
Concreting of Brgy. Minallo FMR, Brgy. Minallo, Naguilian, Isabela	12,000,000
Concreting of Brgy. Nueva Era FMR, Brgy. Nueva Era, Cabatuan, Isabela	12,000,000
Concreting of Sitio Camangaan to Sitio Buneg, Brgy. Anonang FMR, Brgy. Anonang, Cordon, Isabela	12,000,000
Concreting of Brgy. San Pedro FMR, Brgy. San Pedro, Mallig, Isabela	12,000,000
Concreting of Brgy. Rogus FMR, Brgy. Rogus, Cauayan City, Isabela	12,000,000
Concreting of CVIARC, Brgy. San Felipe FMR, Brgy. San Felipe, Ilagan City, Isabela	16,000,000
Concreting of Brgy. Nagcampegan to Brgy. San Luis FMR, Brgy. Nagcampegan and Brgy. San Luis, Cauayan City, Isabela	12,000,000
Concreting of Brgy. Babaran FMR Phase II, Brgy. Babaran, Echague, Isabela	12,000,000
Concreting of Sitio Payin to Sitio Kugkug to Sitio Tukon FMR, Brgy. Chanarian, Basco, Batanes	12,000,000
Concreting of Brgy. San Fernando to Brgy. Abinganan FMR, Brgy. San Fernando and Brgy. Abinganan, Bambang, Nueva Vizcaya	12,000,000
Concreting of Brgy. Dinili to Brgy. Calaocan FMR, Brgy. Dinili and Brgy. Calaocan, Bambang, Nueva Vizcaya	12,000,000
Concreting of Brgy. Communal FMR, Brgy. Communal, Solano, Nueva Vizcaya	12,000,000
Concreting of Brgy. Mangandingay FMR Phase 2, Brgy. Mangandingay, Cabarroguis, Quirino	12,000,000
Concreting of Brgy. San Pascual FMR, Brgy. San Pascual, Diffun, Quirino	12,000,000
Rehabilitation/Improvement of Brgy. Zamora FMR, Brgy. Cabarroguis, Quirino	12,000,000
Rehabilitation/Improvement of Sition Amilingan, Brgy. San Isidro FMR, Brgy. San Isidro, Diffun, Quirino	12,000,000
Concreting of Naggasican South Low Canal Road FMR, Santiago City, Isabela	10,000,000
Construction of Brgy. Iraga to Brgy. Malacabibi FMR, Brgy. Iraga and Brgy. Malacabibi, Solana, Cagayan	10,000,000
Construction of Liwan Norte FMR, Brgy. Liwan Norte, Enrile, Cagayan	10,000,000
Concreting of Brgy. Dicamay FMR, Brgy. Dicamay, San Mariano, Isabela	10,000,000
Concreting of Sitio Dingading to Cuarauitan, Brgy. Binatug FMR, Brgy. Binatug, San Mariano, Isabela	10,000,000
Concreting of Brgy. Cadsalan to Brgy. Tappa FMR, Brgy. Cadsalan and Brgy. Tappa, San Mariano, Isabela	10,000,000
Construction/Improvement of Brgy. San Salvador FMR, Brgy. San Salvador, Maddela, Quirino	10,000,000
Construction/Improvement of Brgy. Upper Dibibi FMR, Brgy. Upper Dibibi, Cabarroguis, Quirino	10,000,000
Construction/Improvement of Brgy. Mangandingay-Brgy. Sto. Domingo FMR, Brgy. Mangandingay and Brgy. Sto. Domingo, Cabarroguis, Quirino	10,000,000
Concreting of Farm-to-Market-Road, Brgy. Sto. Domingo West, Bambang, Nueva Vizcaya	10,000,000
Concreting of Farm-to-Market-Road, Brgy. Magapuy, Bayombong, Nueva Vizcaya	10,000,000
Concreting of Farm-to-Market-Road, Brgy. Kasibu, Watwat, Nueva Vizcaya	10,000,000
Concreting of Farm-to-Market Road, Brgy. Namnama to Antagan 2nd Phase 2 FMR, Tumauini, Isabela	12,000,000
Concreting of Farm-to-Market Road at Brgy. Pilitan, Tumauini, Isabela	12,500,000
Concreting of Farm-to-Market Road at Brgy. Bantug, Tumauini, Isabela	14,000,000
Concreting of Farm-to-Market Road at Brgy. San Pedro, Tumauini, Isabela	12,500,000

848	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

LOCALLY-FUNDED PROJECTS
FARM-TO-MARKET ROADS

NAME OF PROJECTS	AMOUNT IN PESOS
Concreting of Farm-to-Market Road at Brgy. Lanna, Tumauini, Isabela	12,000,000
Concreting of Farm-to-Market-Road at Brgy. Ugad, Tumauini, Isabela	12,000,000

REGION III - CENTRAL LUZON	686,000,000

Concreting of Purok 2, Brgy. Sta. Lucia - San Leonardo FMR, Brgy. Sta. Lucia and San Leonardo, Ma. Aurora, Aurora	12,000,000
Concreting of Salaksak, Brgy. Ditumabo FMR, Brgy. Ditumabo, San Luis, Aurora	12,000,000
Concreting of Barangay San Juan - Aplo FMR, Brgy. San Juan, Samal, Bataan	13,000,000
Concreting of Purok 2, Brgy. Sapang Balas FMR, Brgy. Sapang Balas, Dinalupihan, Bataan	13,000,000
Concreting of Palunatin FMR, Barangay Sabatan, Orion, Bataan	12,000,000
Concreting of Barangay Paradise III Area C FMR, Barangay Paradise III, San Jose Del Monte, Bulacan	12,000,000
Concreting of NIA Rd. Sitio Tambak FMR, Barangay Pitpitan, Bulakan, Bulacan	12,000,000
Concreting of Brgy. Bonga Menor FMR, Brgy. Bonga Menor, Bustos, Bulacan	12,000,000
Concreting of Purok 5, Brgy. Upig to Brgy. Pasong Bangkal FMR, Brgy. Upig and Brgy. Pasong Bangkal, San Ildefonso, Bulacan	12,000,000
Concreting of Barangay Tumana FMR, Barangay Tumana, Sta. Maria, Bulacan	12,000,000
Concreting of NSWRRDC-BSWM FMR, San Ildefonso, Bulacan	16,000,000
Concreting of Pasong Callos FMR, Brgy. Pasong Callos, San Rafael, Bulacan	12,000,000
Concreting of Purok 3, Brgy. Basuit FMR, Brgy. Basuit, San Ildefonso, Bulacan	12,000,000
Concreting of Casalat to Brgy. Pasong Bangkal FMR, Brgy. Casalat, San Ildefonso, Bulacan	12,000,000
Concreting of Buencamino St., Brgy. San Juan FMR, San Miguel, Bulacan	12,000,000
Concreting of Barangay Lennec FMR, Barangay Lennec, Guimba, Nueva Ecija	20,000,000
Concreting of Barangay San Antonio - Barangay Naglabrahan FMR, Barangay San Antonio, Muñoz, Nueva Ecija	12,000,000
Concreting of Barangay Calaanan FMR, Barangay Calaanan, Bongabon, Nueva Ecija	12,000,000
Concreting of Brgy. San Roque FMR, Brgy. San Roque, Gapan City, Nueva Ecija	12,000,000
Concreting of Barangay Sta. Maria - Mawaque FMR, Barangay Sta. Maria and Mawaque, Mabalacat, Pampanga	12,000,000
Concreting of Barangay Prado Siongco FMR, Barangay Prado Siongco, Lubao, Pampanga	12,000,000
Concreting of Gatiawin - Lacmit FMR, Barangay Gatiawin/ Lacmit, Arayat, Pampanga	12,000,000
Concreting of Barangay Moras Dela Paz - San Matias - Barangay Sto. Rosario Pau, Sto. Tomas FMR, Barangay Moras Dela Paz - Sto. Rosario Pau - San Matias, Santo Tomas, Pampanga	12,000,000
Concreting of CLIARC, Brgy. Sto. Niño FMR, Brgy. Sto. Niño, Magalang, Pampanga	16,000,000
Concreting of Purok 4, Brgy. Cabanabaan to Brgy. Taguiporo FMR, Brgy. Cabanabaan and Brgy. Taguiporo, Camiling, Sta. Ignacia, Tarlac	12,000,000
Concreting of Brgy. New Salem FMR, Gerona, Tarlac	12,000,000
Concreting of Brgy. Almendras - Talimundoc Marimla (Sitio Mapaco) FMR, Concepcion, Tarlac	12,000,000
Concreting of Brgy. Batiawan FMR, Brgy. Batiawan, Subic, Zambales	12,000,000
Concreting of Purok 5 to Sitio Piloto FMR, Barangay Mambog, Botolan, Zambales	12,000,000
Construction of Farm-to-Market Road, Barangay Dulong Bayan, San Jose Del Monte City, Bulacan	10,000,000
Concreting of Gutad FMR, Brgy. Gutad, Floridablanca, Pampanga	20,000,000
Concreting of Mapaniqui-Pangclara FMR, Brgys. Mapaniqui & Pangclara, Candaba, Pampanga	10,000,000
Concreting of San Juan-San Pedro-San Isidro FMR, Brgys. San Juan, San Pedro, & San Isidro, San Simon, Pampanga	10,000,000
Concreting of Farm-to-Market Road at Brgy. Sagrada, Masantol, Pampanga	10,000,000
Concreting of Farm-to-Market Road at Sitio Malambot, Brgy. San Juan, San Luis, Pampanga	10,000,000
Concreting of San Rafael-San Isidro Anac FMR, Brgy. San Rafael, Macabebe & Brgy. San Isidro Anac, Masantol, Pampanga	10,000,000
Construction of Brgy. Cabog-Cabog FMR, Brgy. Cabog-Cabog, Balanga City, Bataan	15,000,000
Construction of Brgy. Bilolo FMR, Brgy. Bilolo, Orion, Bataan	15,000,000
Concreting/Rehabilitation of Brgy. Malibong Matanda-to-Brgy. Batia FMR, Brgy. Malibong Matanda, Pandi and Brgy. Batia, Bocaue, Bulacan	15,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	849
DEPARTMENT OF AGRICULTURE - FARM TO MARKET ROADS

LOCALLY-FUNDED PROJECTS
FARM-TO-MARKET ROADS

NAME OF PROJECTS	AMOUNT IN PESOS
Concreting/Rehabilitation of Brgy. Poblacion FMR, Brgy. Poblacion, Guiguinto, Bulacan	15,000,000
Concreting of Brgy. Suaverdez FMR Phase III, Brgy. Suaverdez, Anao, Tarlac	13,000,000
Concreting of Brgy. Pance FMR Phase II, Brgy. Pance, Ramos, Tarlac	17,000,000
Construction of Farm-to-Market Road at Brgy. Biaan, Mariveles, Bataan	10,000,000
Construction of Farm-to-Market Road at Brgy. Pantingan, Pilar, Bataan	10,000,000
Construction of Farm-to-Market Road at Brgy. Alas-Asin, Mariveles, Bataan	10,000,000
Construction of Farm-to-Market Road at Brgy. Longos, Calumpit, Bulacan	30,000,000
Construction of Farm-to-Market Road, Sitio Nagcancionan, Brgy. R. A. Padilla, Carranglan, Nueva Ecija	10,000,000
Construction of Farm-to-Market Road at Brgy. Bosque, Llanera, Nueva Ecija	10,000,000
Construction of Farm-to-Market Road, Brgy. Mapangpang, Lupao, Nueva Ecija	10,000,000
Concreting/Rehabilitation of Brgy. Bulihan FMR, Brgy. Bulihan, Plaridel, Bulacan	30,000,000
Construction of Farm-to-Market Road at Sitio Bonboneg 1st, Brgy. Sinigpit, Paniqui, Tarlac	10,000,000
Construction of Farm-to-Market Road at Brgy. Sta Ines, Paniqui, Tarlac	10,000,000
Construction of Farm-to-Market Road between the boundary of Brgy. Salumague and Brgy. Apulid, Paniqui, Tarlac	10,000,000

REGION IVA – CALABARZON	783,500,000

Concreting of Brgy. Bulihan to Looc FMR, Brgy. Bulihan to Looc, Nasugbu, Batangas	12,000,000
Concreting of Brgy. Apar FMR, Brgy. Apar, Lobo, Batangas	12,000,000
Concreting of Bagbag FMR, Brgy. Bagbag, Tanauan, Batangas	12,000,000
Concreting of Brgy. Bataan FMR, Brgy. Bataan, San Juan, Batangas	12,000,000
Concreting of Purok 3, Brgy. Bilogo FMR, Brgy. Bilogo, Batangas City, Batangas	12,000,000
Concreting of Brgy. Arumahan FMR, Brgy. Arumahan, Lemery, Batangas	12,000,000
Concreting of Brgy. Tactac FMR, Brgy. Tactac, Balayan, Batangas	12,000,000
Concreting of Brgy. Tanagan FMR, Brgy. Tanagan, Calatagan, Batangas	12,000,000
Concreting of Brgy. Antipolo FMR, Brgy. Antipolo, Rosario, Batangas	12,000,000
Concreting of STIARC, Brgy. Marawoy FMR, Brgy. Marawoy, Lipa City, Batangas	16,000,000
Concreting of Brgy. Bignay FMR, Brgy. Bignay, Lobo, Batangas	12,000,000
Concreting of Brgy. San Roque FMR, Brgy. San Roque, Rosario, Batangas	12,000,000
Concreting of Brgy. Malabrigo FMR, Brgy. Malabrigo, Lobo, Batangas	15,000,000
Concreting of Brgy. Bungahan FMR, Brgy. Bungahan, Lian, Batangas	26,000,000
Concreting of Brgy. Humayingan FMR, Brgy. Humayingan, Lian, Batangas	12,000,000
Concreting of Brgy. Malaruhatan FMR, Brgy. Malaruhatan, Lian, Batangas	12,000,000
Concreting of Brgy. Maguyam FMR, Brgy. Maguyam, Silang, Cavite	12,000,000
Concreting of Purok 2, Brgy. Banaba Cerca FMR, Brgy. Banaba Cerca, Indang, Cavite	12,000,000
Concreting of Sitio Munting Koral, Brgy. Urdaneta FMR, Brgy. Urdaneta, Magallanes, Cavite	12,000,000
Concreting of Brgy. Biluso to Brgy. Langkaan FMR, Brgy. Biluso and Brgy. Langkaan, Silang and Dasmarinas City, Cavite	12,500,000
Concreting of Brgy. Tala FMR, Brgy. Tala, Rizal, Laguna	12,000,000
Concreting of Brgy. Dela Paz FMR, Brgy. Dela Paz, Luisiana, Laguna	12,000,000
Concreting of Brgy. Dapdap FMR, Brgy. Dapdap, Tayabas City, Quezon	12,500,000
Concreting of Brgy. Mahabang Parang FMR, Brgy. Mahabang Parang, Lucban, Quezon	12,500,000
Concreting of Brgy. Tagumpay FMR, Brgy. Tagumpay, Real, Quezon	12,500,000
Concreting of Brgy. Catambungan FMR, Brgy. Catambungan, Infanta, Quezon	12,500,000
Concreting of Brgy. San Mateo FMR, Brgy. San Mateo, Dolores, Quezon	12,000,000
Concreting of Brgy. Hinguiwin FMR, Brgy. Hinguiwin, Padre Burgos, Quezon	12,000,000
Concreting of Brgy. Jongo to Brgy. San Pedro to Brgy. San Rafael to Brgy. Santa Elena FMR, Brgy. Jongo, Brgy. San Pedro, Brgy. San Rafael and Brgy. Sta. Elena, Lopez, Quezon	12,000,000

850	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

LOCALLY-FUNDED PROJECTS
FARM-TO-MARKET ROADS

NAME OF PROJECTS	AMOUNT IN PESOS
Concreting of Brgy. San Andres to Brgy. Sta. Catalina to Brgy. Cawayanin FMR Phase 3, Brgy. San Andres, Brgy. Sta. Catalina and Brgy. Cawayanin, Lopez, Quezon	12,000,000
Concreting of Brgy. Kalinawan to Brgy. Pipindan FMR, Brgy. Kalinawan and Brgy. Pipindan, Binangonan, Rizal	12,000,000
Concreting of Brgy. San Isidro FMR, Brgy. San Isidro, Rodriguez, Rizal	12,000,000
Concreting of Brgy. San Jose FMR, Brgy. San Jose, Antipolo, Rizal	12,000,000
Concreting of NSWRRDC-BSWM, Brgy. Cuyambay FMR, Brgy. Cuyambay, Tanay, Rizal	16,500,000
Concreting of Mabunga FMR, Brgy. Mabunga, Rosario, Batangas	10,000,000
Concreting of Macalamcam A FMR, Brgy. Macalamcam A, Rosario, Batangas	10,000,000
Construction of Farm-to-Market Road at Sitio Macaingalan, Brgy. Puray, Rodriguez, Rizal	10,000,000
Construction of Farm-to-Market Road at Brgy. Banyaga, Agoncillo, Batangas	10,000,000
Construction of Farm-to-Market Road at Brgy. Gulod, Laurel, Batangas	5,000,000
Construction of Farm-to-Market Road at Brgy. Bancoro, San Nicolas, Batangas	5,000,000
Construction of Farm-to-Market Road at Brgy. Perez Talaongan, Calauan City, Laguna	10,000,000
Construction of Farm-to-Market Road at Brgy. Santisimo, San Pablo City, Laguna	5,000,000
Construction of Farm-to-Market Road at Brgy. Estrella, San Pedro City, Laguna	15,000,000
Construction of Farm-to-Market Road at Brgy. Vicente, Bauan, Batangas	10,000,000
Construction of Farm-to-Market Road at Brgy. Manalupang, Bauan, Batangas	10,000,000
Construction of Farm-to-Market Road at Brgy. San Antonio, San Luis, Batangas	10,000,000
Rehabilitation of Brgy. Niog FMR, Brgy. Niog, Bacoor City, Cavite	30,000,000
Construction/Rehabilitation of Farm-to-Market Road at Brgy. Malitlit, Lipa City, Batangas	15,000,000
Construction/Rehabilitation of Farm-to-Market Road at Brgy. San Benito, Lipa City, Batangas	15,000,000
Concreting of Sitio Bulbok, Brgy. Castaños Lejos FMR, Brgy. Castaños Lejos, Gen. Emilio Aguinaldo, Cavite	15,000,000
Concreting of Sitio Tacutan, Brgy. A. Dalusag FMR, Brgy. A. Dalusag, Gen. Emilio Aguinaldo, Cavite	15,000,000
Concreting of Brgy. Kayquit I to Brgy. Kayquit III FMR, Brgy. Kayquit I & Brgy. Kayquit III, Indang, Cavite	25,000,000
Concreting of Farm-to-Market Road at Brgy. Capipisa, Tanza, Cavite	10,000,000
Construction of Farm to Market Road at Brgy. Butucan, Nasugbu, Batangas	12,000,000
Construction of Farm to Market Road at Brgy. Sabang, Tuy, Batangas	12,000,000
Construction of Farm to Market Road at Brgy. Bolbok, Taal, Batangas	11,000,000
Concreting of Brgy. Mahabang Parang FMR, Brgy. Mahabang Parang, Angono, Rizal	10,000,000
Concreting of Sitio Hacienda Maloles FMR, Brgy. Sta Catalina Sur, Candelaria, Quezon	12,000,000
Concreting of Sitio Alib FMR, Brgy. Guis Guis Talon, Sariaya, Quezon	12,000,000
Concreting of Farm-to-Market Road, Brgy. Bulakin, Tiaong, Quezon	6,000,000
Concreting of Brgy. Banadero-Pinaglubayan-Pillon FMR, Polillo, Quezon	10,500,000
Concreting of Brgy. Aluyon-Mabini FMR, Burdeos, Quezon	10,500,000
Concreting of Brgy. Agos-Agos to Batican FMR, Infanta, Quezon	8,000,000
Concreting of Brgy. Valencia FMR, Brgy. Valencia, Tayabas, Quezon	5,000,000
Concreting of Brgy. Ingas FMR, Brgy. Ingas, Infanta, Quezon	3,500,000

REGION IVB - MIMAROPA	670,500,000

Concreting of Sitio Libas I - Libas II , Brgy. Calubasanhon FMR, Oriental Mindoro	20,000,000
Concreting of Brgy. Salcedo FMR, Brgy. Salcedo, Bansud, Oriental Mindoro	12,000,000
Concreting of Brgy. San Carlos to Brgy. Bagong Buhay FMR, Brgy. San Carlos and Brgy. Bagong Buhay, Naujan, Oriental Mindoro	12,000,000
Concreting of Brgy. Sampaguita to Brgy. Gamao FMR, Brgy. Sampaguita and Brgy. Gamao, Naujan, Oriental Mindoro	12,000,000
Concreting of Brgy. San Nicolas FMR, Sablayan, Occidental Mindoro	12,000,000
Concreting of Brgy. Tuban FMR, Brgy. Tuban, Sablayan, Occidental Mindoro	20,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	851
DEPARTMENT OF AGRICULTURE - FARM TO MARKET ROADS

LOCALLY-FUNDED PROJECTS
FARM-TO-MARKET ROADS

NAME OF PROJECTS	AMOUNT IN PESOS
Concreting of Brgy. San Jose FMR, Brgy. San Jose, Roxas, Palawan	12,000,000
Concreting of Brgy. Samariñana FMR, Brgy. Samariñana, Brooke’s Point, Palawan	12,000,000
Concreting of Brgy. Isaub to Brgy. Sagpangan FMR, Aborlan, Palawan	12,000,000
Concreting of Brgy. Tugis FMR, Brgy. Tugis, Looc, Romblon	12,000,000
Concreting of Brgy. Poctoy FMR, Brgy. Poctoy, Odiongan, Romblon	12,000,000
Concreting of Brgy. Camantaya FMR, Brgy. Camantaya, San Agustin, Romblon	15,000,000
Concreting of Brgy. Bognuyan FMR, Brgy. Bognuyan, Gasan, Marinduque	12,500,000
Concreting of Purok I Brgy. Banuyo FMR, Brgy. Banuyo, Gasan, Marinduque	12,500,000
Concreting of Purok Isok I, Brgy. Bacongbacong FMR, Brgy. Bacongbacong, Gasan, Marinduque	12,500,000
Concreting of Brgy. Mangiliol FMR, Brgy. Mangiliol, Gasan, Marinduque	12,500,000
Concreting of Brgy. Bahi FMR, Brgy. Bahi, Gasan, Marinduque	12,000,000
Concreting of Brgy. Mendez FMR, Brgy. Mendez, Mogpog, Marinduque	12,500,000
Concreting of Brgy. Bocboc FMR, Brgy. Bocboc, Mogpog, Marinduque	12,500,000
Concreting of Purok 1-2 Brgy. Malayak FMR, Brgy. Malayak, Mogpog, Marinduque	12,500,000
Concreting of Sitio Guintuan, Brgy. Bintakay FMR, Brgy. Bintakay, Mogpog, Marinduque	12,500,000
Concreting of Brgy. Magapua, Brgy. Magapua, Mogpog, Marinduque	12,500,000
Concreting of Brgy. Tarug FMR, Brgy. Tarug, Mogpog, Marinduque	13,500,000
Concreting of Brgy. Kaganhao FMR, Brgy. Kaganhao, Santa Cruz, Marinduque	12,500,000
Concreting of Brgy. Taytay FMR, Brgy. Taytay, Santa Cruz, Marinduque	12,500,000
Concreting of Brgy. Haguimit FMR, Brgy. Haguimit, Santa Cruz, Marinduque	12,500,000
Concreting of Brgy. Napo FMR, Brgy. Napo, Santa Cruz, Marinduque	12,500,000
Concreting of Brgy. Tambangan FMR, Brgy. Tambangan, Santa Cruz, Marinduque	12,000,000
Concreting of Brgy. San Antonio FMR, Brgy. San Antonio, Santa Cruz, Marinduque	12,500,000
Concreting of Brgy. Alobo FMR, Brgy. Alobo, Santa Cruz, Marinduque	12,500,000
Concreting of Brgy. Lapu-lapu FMR, Brgy. Lapu-lapu, Santa Cruz, Marinduque	12,500,000
Concreting of Brgy. Manlibunan FMR, Brgy. Manlibunan, Santa Cruz, Marinduque	12,500,000
Concreting of Brgy. Masalukot FMR, Brgy. Masalukot, Santa Cruz, Marinduque	12,500,000
Concreting of Brgy. Aturan FMR, Brgy. Aturan, Santa Cruz, Marinduque	12,500,000
Concreting of Brgy. Kalangkang FMR, Brgy. Kalangkang, Santa Cruz, Marinduque	12,500,000
Concreting of Brgy. Pantayin FMR, Brgy. Pantayin, Santa Cruz, Marinduque	12,500,000
Concreting of Brgy. Tamayo FMR, Brgy. Tamayo, Santa Cruz, Marinduque	12,500,000
Concreting of Brgy. Maranlig to Nangka FMR, Brgy. Maranlig to Nangka, Torrijos, Marinduque	12,500,000
Concreting of Brgy. Cabuyo to Payanas FMR, Brgy. Cabuyo to Payanas, Torrijos, Marinduque	16,000,000
Concreting of Brgy. Bayakbakin to Maranlig FMR, Brgy. Bayakbakin to Maranlig, Torrijos, Marinduque	16,000,000
Concreting of Purok Divisoria to Pasay, Brgy. Matuyatuya FMR, Brgy. Matuyatuya, Torrijos, Marinduque	12,500,000
Concreting of Brgy. Mainit to Binunga FMR, Brgy. Mainit to Binunga, Boac, Marinduque	14,000,000
Concreting of Brgy. Yook FMR, Brgy. Yook, Buenavista, Marinduque	14,000,000
Construction of Sitio Labak II FMR, Brgy. Inarawan, Naujan, Oriental Mindoro	20,000,000
Concreting of Farm-to-Market Road at Brgy. Tagumpay, Naujan, Oriental Mindoro	10,000,000
Concreting of Farm-to-Market Road at Brgy. Burbili, Baco, Oriental Mindoro	10,000,000
Concreting of Farm-to-Market Road at Sitio Dalisay, Brgy. Leuteboro II, Socorro, Oriental Mindoro	10,000,000
Construction of Farm-to-Market Road, Purok Natutungan to Sitio Bunsok, Brgy. Quinlogan, Quezon, Palawan	15,000,000
Construction of District 1 Upper Lapu-Lapu FMR, Brgy. Poblacion, Narra, Palawan	15,000,000
Concreting of Brgy. Magsaysay FMR, Brgy. Magsaysay, Aborlan, Palawan	10,000,000
Concreting of MASAGANA Road II FMR, Brgy. Salvacion, Puerto Princesa City, Palawan	10,000,000
Concreting of Brgy. Sto. Niño FMR, Brgy. Sto. Niño, Sta. Maria, Romblon	10,000,000

852	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

LOCALLY-FUNDED PROJECTS
FARM-TO-MARKET ROADS

NAME OF PROJECTS	AMOUNT IN PESOS
REGION V - BICOL	374,500,000

Construction of Brgy. San Antonio to Brgy. Lugui FMR, Brgy. San Antonio, Labo, Camarines Norte	12,000,000
Construction of Brgy. Langga FMR, Brgy. Langga, San Lorenzo Ruiz, Camarines Norte	12,500,000
Concreting of BIARC, Brgy. San Agustin FMR, Brgy. San Agustin, Pili, Camarines Sur	16,000,000
Construction of Brgy. Capucnasan FMR Phase 2, Brgy. Capucnasan, Milaor, Camarines Sur	12,000,000
Construction and Concreting of Brgy. Domagondong FMR, Brgy. Domagondong, Del Gallego, Camarines Sur	12,000,000
Concreting of Zone 6, Brgy. Lupi FMR, Brgy. Lupi, San Fernando, Camarines Sur	12,000,000
Concreting of Brgy. San Roque to Brgy. Linaga FMR, Brgy. San Roque and Brgy. Linaga, Canaman, Camarines Sur	12,000,000
Construction of Brgy. Gaao to Brgy. Consocep FMR, Brgy. Gaao, Tigaon, Camarines Sur	12,000,000
Construction of Brgy. Sagrada FMR, Brgy. Sagrada, Iriga City, Camarines Sur	12,000,000
Concreting of Bayandong FMR Phase 2, Brgy. Bayandong, Bacacay, Albay	12,000,000
Concreting of Centro, Brgy. Alimsog FMR, Brgy. Alimsog, Santo Domingo, Albay	12,000,000
Construction of Iluluan-Caguiba FMR (Phase 2), Brgy. Iluluan, Camalig, Albay	12,000,000
Construction of Maninila-Taplacon FMR (Phase 2), Brgy. Maninila, Camalig, Albay	12,000,000
Concreting of Manumbalay FMR (Phase 2), Brgy. Manumbalay, Manito, Albay	12,000,000
Concreting of Rawis to Estrella FMR, Brgy. Rawis, Pioduran, Albay	12,000,000
Concreting of Brgy. Calayucay to Brgy. San Roque FMR, Brgy. Calayucay and Brgy. San Roque, Santo Domingo, Albay	12,000,000
Concreting of Brgy. Bote to Brgy. Carorian FMR, Brgy. Bote, Bato, Catanduanes	12,000,000
Concreting of Brgy. Sablayan to Buri FMR, Brgy. Sablayan, Juban, Sorsogon	12,000,000
Concreting of Brgy. Sta. Cruz FMR, Brgy. Sta. Cruz, San Pascual, Masbate	12,000,000
Concreting of Junction National Road to Villa Alvarez Farm to Market Road, Balud, Masbate	12,000,000
Construction of Brgy. Sta. Cruz to Brgy. Buntod FMR, Brgy. Sta. Cruz, Palanas, Masbate	12,000,000
Concreting of Brgy. Biton FMR, Brgy. Biton, Magallanes, Sorsogon	12,000,000
Concreting of Brgy. IV Poblacion to Brgy. San Antonio FMR, Brgy. IV Poblacion and Brgy. San Antonio, Santa Magdalena, Sorsogon	12,000,000
Concreting of Brgy. Sacnangan to Brgy. Inang FMR, Brgy. Sacnangan and Brgy. Inang, Pilar, Sorsogon	12,000,000
Concreting of Zone 2, Brgy. La Anunciacion FMR, Brgy. La Anunciacion, Iriga City, Camarines Sur	10,000,000
Concreting of Brgy. Amomonting to Purok Sampaguita, Brgy. Oras FMR, Brgy. Amomonting and Brgy. Oras, Castilla, Sorsogon	27,000,000
Concreting of Ginangra FMR, Brgy. Ginangra, Magallanes, Sorsogon	15,000,000
Concreting of Manumbalay Farm-to-Market Road, Brgy. Manumbalay, Municipality of Manito, Albay	10,000,000
Concreting of Brgy. Tagbong FMR, Brgy. Tagbong, Pili, Camarines Sur	5,000,000
Concreting of Brgy. Pawili FMR, Brgy. Pawili, Pili, Camarines Sur	5,000,000
Construction of Farm-to-Market Road with Concrete Bridge in Brgy. Salvacion, Irosin, Sorsogon	10,000,000

REGION VI - WESTERN VISAYAS	544,000,000

Concreting of Brgy. Osman FMR, Brgy. Osman, Malinao, Aklan	12,000,000
Concreting of Sitio Atasun, Brgy. Naisud FMR, Brgy. Naisud, Ibajay, Aklan	12,000,000
Concreting of Brgy. Regador-Cabugao-San Jose and Monalque FMR, Ibajay, Aklan	17,000,000
Concreting of Brgy. Kinalangay Nuevo to Brgy. Kinalangay Viejo to Brgy. Tambuan FMR, Brgy. Kinalangay Nuevo and Brgy. Kinalangay Viejo, and Brgy. Tambuan, Malinao, Aklan	12,000,000
Concreting of Brgy. Dongon West FMR, Brgy. Dongon West, Numancia, Aklan	14,000,000
Concreting of Brgy. Cabangila FMR, Brgy. Cabangila, Altavas, Aklan	12,000,000
Construction of Sitio Proper to Sitio Pudpud, Brgy. Walker FMR, Brgy. Walker, San Remigio, Antique	12,000,000
Construction of Crossing Insubuan to Sitio Proper, Brgy. Insubuan FMR, Brgy. Insubuan, San Remigio, Antique	14,000,000
Concreting of Brgy. Nazareth FMR, Brgy. Nazareth, Sibalom, Antique	12,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	853
DEPARTMENT OF AGRICULTURE - FARM TO MARKET ROADS

LOCALLY-FUNDED PROJECTS
FARM-TO-MARKET ROADS

NAME OF PROJECTS	AMOUNT IN PESOS
Concreting of Brgy. Capagao FMR, Brgy. Capagao, Panitan, Capiz	12,000,000
Concreting of Sitio Ibungon to Proper Pinay, Brgy. Pinay FMR, Brgy. Pinay, Mambusao, Capiz	12,000,000
Concreting of Sitio Marugo to Sitio Bongbongan, Brgy. San Antonio FMR, Brgy. San Antonio, Tapaz, Capiz	12,000,000
Concreting of Brgy. Alaguisoc to Brgy. Bugnay FMR, Brgy. Alaguisoc and Brgy. Bugnay, Jordan, Guimaras	12,000,000
Concreting of Sitio Dolucutan, Brgy. Bitas FMR, Brgy. Bitas, Tigbauan, Iloilo	12,000,000
Construction of Brgy. Bugang FMR, Brgy. Bugang, Alimodian, Iloilo	14,000,000
Concreting of Brgy. Camalongo to Brgy. Tibiao FMR, Brgy. Camalongo and Brgy. Tibiao, Calinog, Iloilo	12,000,000
Concreting of Brgy. Merced FMR, Brgy. Merced, Banate, Iloilo	12,000,000
Concreting of Brgy. Pangi FMR, Brgy. Pangi, San Dionisio, Iloilo	14,000,000
Concreting of WESVIARC, Hamungaya FMR, Jaro, Iloilo City	16,000,000
Concreting of Brgy. Alangilan FMR, Brgy. Alangilan, Bacolod City, Negros Occidental	12,000,000
Concreting of Brgy. Prosperidad FMR, Brgy. Prosperidad, San Carlos City, Negros Occidental	12,000,000
Concreting of Brgy. Luna FMR, Brgy. Luna, Cadiz City, Negros Occidental	12,000,000
Construction of Sicaba - Mimi, Brgy. 10 FMR, Brgy. 10, Victorias City, Negros Occidental	12,000,000
Concreting of Purok Had. New Kasal-agan-Purok Dam, Brgy. Antipolo FMR, Brgy. Antipolo, Pontevedra, Negros Occidental	12,000,000
Concreting of Brgy. Quintin Remo FMR, Brgy. Quintin Remo, Moises Padilla, Negros Occidental	12,000,000
Concreting of Sitio Tagaytay, Brgy. Camalanda-an FMR, Brgy. Camalanda-an, Cauayan, Negros Occidental	12,000,000
Concreting of Brgy. Sura to Brgy. Tomina FMR, Brgy. Sura and Brgy. Tomina, Cauayan, Negros Occidental	25,000,000
Construction of Brgy. Lanit FMR, Brgy. Lanit, Iloilo City	10,000,000
Concreting of Brgy. Naga FMR, Brgy. Naga, Pototan, Iloilo	20,000,000
Construction of Farm-to-Market Road at Sitio Obong, Brgy. Bacuyangan, Hinobaan, Negros Occidental	15,000,000
Construction of Farm-to-Market Road at Purok Balabag, Brgy. Granada, Bacolod City, Negros Occidental	10,000,000
Construction of Farm-to-Market Road at Sitio Gayas, Brgy. Minoyan, Murcia, Negros Occidental	10,000,000
Concreting of Brgy. Igsoligue - Brgy. Awang FMR, Brgy. Igsoligue and Brgy. Awang, Miag-ao, Iloilo	12,500,000
Concreting of Brgy. Napnapan Sur FMR, Brgy. Napnapan Sur, Tigbauan, Iloilo	12,500,000
Concreting of Brgy. Vista Alegre FMR, Brgy. Vista Alegre, Bacolod City, Negros Occidental	15,000,000
Concreting of Brgy. Granada FMR, Brgy. Granada, Bacolod City, Negros Occidental	15,000,000
Concreting of Brgy. Tayhawan FMR, Brgy. Tayhawan, Lezo, Aklan	15,000,000
Concreting of Brgy. Matabana-Brgy. Buena Fortuna FMR, Brgys. Matabana and Buena Fortuna, Nabas, Aklan	15,000,000
Construction of Brgy. Igbical-Bongbongan I-Brgy. Masanag FMR, Hamtic, Antique	30,000,000
Construction of Brgy. Alangilan FMR, Brgy. Alangilan, Bacolod City	10,000,000

REGION VII - CENTRAL VISAYAS	519,000,000

Concreting of Brgy. Tan-awan to Brgy. Libertad FMR (Phase II), Brgy. Tan-awan and Brgy. Libertad, Tubigon, Bohol	12,000,000
Concreting of Brgy. Sal-ing FMR, Brgy. Sal-ing, Balilihan, Bohol	12,500,000
Concreting of Brgy. Tubod FMR, Brgy. Tubod, San Fernando, Cebu	12,000,000
Concreting of Sto. Niño to Sitio Lomboy, Brgy. Salog FMR, Brgy. Salog, Getafe, Bohol	12,000,000
Concreting of Brgy. Cabagakian to Brgy. Alemania FMR, Brgy. Cabagakian and Brgy. Alemania, Dimiao, Bohol	12,000,000
Concreting of Sitio Upper Suba, Brgy. Katipunan FMR, Brgy. Katipunan, Carmen, Bohol	12,500,000
Concreting of Brgy. Antipolo to Brgy. Abijilan FMR, Brgy. Antipolo and Brgy. Abijilan, Garcia Hernandez, Bohol	12,000,000
Concreting of Purok 1 to Purok 4, Brgy. Mahayag Norte FMR, Brgy. Mahayag Norte, Catigbian, Bohol	12,000,000
Concreting of Brgy. Cantalid FMR, Brgy. Cantalid, Balilihan, Bohol	12,000,000
Concreting of Brgy. Ilihan to Brgy. Sab-a FMR Phase II, Brgy. Ilihan, Tabogon and Brgy. Sab-a, San Remigio, Cebu	12,000,000
Concreting of Brgy. Sagay FMR, Brgy. Sagay, Borbon, Cebu	12,000,000
Concreting of Brgy. Danglag to Brgy. Polog FMR, Brgy. Danglag and Brgy. Polog, Consolacion, Cebu	12,000,000
Concreting of Brgy. Cagsing to Brgy. Salamanca FMR, Brgy. Cagsing and Brgy. Salamanca, Ginatilan, Cebu	12,000,000
Concreting of Brgy. Saksak FMR, Brgy. Saksak, Aloguinsan, Cebu	12,000,000

854	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

LOCALLY-FUNDED PROJECTS
FARM-TO-MARKET ROADS

NAME OF PROJECTS	AMOUNT IN PESOS
Concreting of Brgy. Canbantug to Brgy. Bulak FMR, Brgy. Canbantug and Brgy. Bulak, Dalaguete, Cebu	12,000,000
Concreting of Brgy. Kalunasan FMR, Brgy. Kalunasan, Cebu City, Cebu	12,000,000
Concreting of Brgy. Adlaon FMR, Brgy. Adlaon, Cebu City, Cebu	12,000,000
Concreting of Brgy. Gabi FMR (leading to Bohol Experiment Station), Brgy. Gabi, Ubay, Bohol	16,000,000
Concreting of Brgy. Linothangan (leading to Lower Pula) FMR, Brgy. Linothangan, Canlaon City, Negros Oriental	6,000,000
Concreting of Brgy. Pula (leading to Upper Linothangan) FMR, Brgy. Pula, Canlaon City, Negros Oriental	6,000,000
Concreting of Brgy. Sta. Cruz Nuevo to Brgy. Pal-ew FMR (Phase II), Brgy. Sta. Cruz Nuevo and Brgy. Pal-ew, Tanjay City, Negros Oriental	18,000,000
Concreting of Brgy. Banaybanay FMR (Phase II), Bayawan City, Negros Oriental	12,000,000
Concreting of Brgy. Talayong - Bato FMR, Brgy. Talayong, La Libertad, Negros Oriental	12,000,000
Concreting of Sitio Igdulumog, Brgy. Maglahos FMR, Brgy. Maglahos, Vallehermoso, Negros Orietal	12,000,000
Concreting of Sitio Tag-ibo to Buak Bato, Brgy. San Antonio FMR, Brgy. San Antonio, Siquijor, Siquijor	12,000,000
Concreting of Farm to Market Road, Sitio Campinsa, Brgy. Tapul, Talisay City, Cebu	10,000,000
Concreting of Brgy. Tanibag FMR, Brgy. Tanibag, Pinamungajan, Cebu	12,000,000
Concreting of Brgy. Mantayupan - Brgy. Luhod FMR, Brgy. Mantayupan & Brgy. Luhod, Barili, Cebu	18,000,000
Construction of Poblacion-Mangaco-Cambagte FMR, Brgys. Poblacion, Mangaco and Cambagte, Ginatilan, Cebu	15,000,000
Construction of Langin-Cansalonoy FMR, Brgy. Langin and Brgy. Cansalonoy, Ronda, Cebu	15,000,000
Concreting of Brgy. Nagbalaye FMR, Brgy. Nagbalaye, Sta. Catalina, Negros Oriental	10,000,000
Concreting of Brgy. Liptong FMR, Brgy. Liptong, Bacong, Negros Oriental	10,000,000
Concreting of Brgy. Balayagmanok FMR, Brgy. Balayagmanok, Bacong, Negros Oriental	10,000,000
Concreting of Brgy. Najandig FMR, Brgy. Najandig, Zamboanguita, Negros Oriental	10,000,000
Concreting of Sitio Banaba, Kalumboyan to Tabuan FMR, Brgy. Kalumboyan, Bayawan City, Negros Oriental	10,000,000
Concreting of Proper San Isidro to Sitio Malubog FMR, Brgy. San Isidro, Bayawan City, Negros Oriental	10,000,000
Construction of Farm-to-Market Road, Brgy. Bakid, Guihulngan City, Negros Oriental	12,000,000
Construction of Farm-to-Market Road at Brgy. Lamogong, Manjuyod, Negros Oriental	18,000,000
Concreting of Brgy. Mabunao to Brgy. Mansangaban FMR, Bais City, Negros Oriental	15,000,000
Concreting of Brgy. Lambdas to Brgy. Canggohob to Brgy. Cansal-ing FMR, Mabinay, Negros Oriental	15,000,000
Concreting of Farm-to-Market Road at Brgy. Lataban, Liloan, Cebu	15,000,000
Concreting of Farm-to-Market Road at Brgy. San Roque, Liloan, Cebu	5,000,000
Concreting of Farm-to-Market Road at Brgy. Tabla, Liloan, Cebu	10,000,000

REGION VIII - EASTERN VISAYAS	513,000,000

Concreting of Brgy. Inasuyan FMR (Phase II), Brgy. Inasuyan, Kawayan, Biliran	12,000,000
Concreting of Brgy. Bonghon - Brgy. Sto. Niño FMR Phase II, Brgy. Bonghon and Brgy. Sto. Niño, Dolores, Eastern Samar	12,000,000
Concreting of Tubabao Island FMR, Tubabao Island, Guiuan, Eastern Samar	30,000,000
Concreting of Brgy. Villahermosa to Sitio Binisitahan, Brgy. Villa FMR, Brgy. Villahermosa and Brgy. Villa, Lavezares, Northern Samar	12,000,000
Concreting of Brgy. Imelda to Brgy. Can Omanio to Brgy. Pio del Pilar FMR, Brgy. Imelda, Brgy. Can Omanio and Brgy. Pio del Pilar, Lapinig, Northern Samar	12,000,000
Construction of Brgy. Bulao to Sta. Fe FMR, Brgy. Bulao, Las Navas, Northern Samar	12,000,000
Concreting of Brgy. Panlayahan to Brgy. Caybago FMR Phase II, Brgy. Panlayahan and Brgy. Caybago, Calbayog City, Samar	12,000,000
Concreting of Brgy. Canano to Brgy. Yabon FMR, Brgy. Canano and Brgy. Yabon, Hinabangan, Samar	12,000,000
Concreting of San Jorge Experiment Station FMR, Brgy. Anquiana San Jorge, Samar	16,000,000
Concreting of Brgy. Tomogbong to Brgy. Calundan FMR, Brgy. Tomogbong and Brgy. Calundan, San Jorge, Samar	12,500,000
Concreting of Brgy. San Agustin FMR, Brgy. San Agustin, Dulag, Leyte	12,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	855
DEPARTMENT OF AGRICULTURE - FARM TO MARKET ROADS

LOCALLY-FUNDED PROJECTS
FARM-TO-MARKET ROADS

NAME OF PROJECTS	AMOUNT IN PESOS
Concreting of Brgy. Malobago to Brgy. Dulao to Brgy. Kawayan FMR, Brgy. Malobago, Brgy. Dulao and Brgy. Kawayan, Calubian, Leyte	12,000,000
Concreting of Brgy. Matica-a to Sitio Hubas FMR, Brgy. Matica-a, Ormoc City, Leyte	12,000,000
Concreting of Brgy. Mabagon to Brgy. Baldoza FMR, Brgy. Mabagon and Brgy. Baldoza, Hindang, Leyte	12,000,000
Concreting of Brgy. Paglaum FMR, Brgy. Paglaum, Tacloban City, Leyte	12,000,000
Concreting of Brgy. Bagacay FMR, Brgy. Bagacay, Tacloban City, Leyte	12,000,000
Conceting of Brgy. Palanog FMR, Brgy. Palanog, Tacloban City, Leyte	12,000,000
Concreting of Brgy. San Roque FMR, Brgy. San Roque, Tacloban City, Leyte	12,000,000
Concreting of Brgy. Hibulangan to Brgy. Capinyahan FMR, Brgy. Hibulangan and Brgy. Capinyahan, Villaba, Leyte	12,500,000
Concreting of Brgy. Bahay FMR, Brgy. Bahay, Liloan, Southern Leyte	12,000,000
Concreting of Brgy. Cabadiangan-Brgy. Basak FMR, Maasin City, Southern Leyte	10,000,000
Concreting of Brgy. Libhu-Brgy. Tomoy-tomoy FMR, Maasin City, Southern Leyte	10,000,000
Construction of San Rafael-Tula FMR, Brgy. San Rafael, Hinabangan and Brgy. Tula, Paranas, Samar	20,000,000
Construction of Farm-to-Market Road, Brgy. Libjo, Catarman, Northern Samar	20,000,000
Construction of Farm-to-Market Road at Brgy. Sangputan, Catarman, Northern Samar	10,000,000
Construction of Farm-to-Market Road, Brgy. Polangi to Brgy. Paticua, Catarman, Northern Samar	10,000,000
Construction of Farm-to-Market Road, Brgy. Ligaya to Brgy. Buenavista, Rosario, Northern Samar	10,000,000
Concreting of Farm-to-Market Road, Brgy. Malibago to Brgy. Sangputan, Babatngon, Leyte	12,000,000
Construction of Farm-to-Market Road, Brgy. Villa Magsaysay to Sitio Canbantad, Babatngon, Leyte	12,500,000
Construction of Farm-to-Market Road, Brgy. Malpag, San Miguel, Leyte	12,500,000
Construction of Farm-to-Market Road, Brgy. Mawodpawod, San Miguel, Leyte	12,500,000
Construction of Farm-to-Market, Sitio Capinyahan, Brgy. Capiz to Sitio Taytay, Brgy. Buenavista, Alangalang, Leyte	12,000,000
Concreting of Farm-to-Market Road, Brgy. San Francisco East to Sitio Buntay, Alangalang, Leyte	12,500,000
Concreting of Farm-to-Market Road, Brgy. Victoria to Sitio Alawihaw going to Brgy. Milagrosa, Sta. Fe, Leyte	12,500,000
Concreting of Farm-to-Market Road, Brgy. Catoogan to Brgy. San Juan, Sta. Fe, Leyte	12,000,000
Concreting of Farm-to-Market Road, Brgy. Gacao to Sitio Camaysihay, Palo, Leyte	12,500,000
Concreting of Farm-to-Market Road, Brgy. Gacao to Brgy. Canhidoc, Palo, Leyte	12,000,000
Concreting of Farm-to-Market Road, Brgy. Camire, Tanauan, Leyte	12,500,000
Construction of Farm-to-Market Road, Brgy. San Roque to Brgy. Opong, Tolosa, Leyte	12,500,000
Concreting of Farm-to-Market Road, Brgy. Cantariwis, Tolosa, Leyte	12,000,000

REGION IX - ZAMBOANGA PENINSULA	274,000,000

Concreting of Brgy. Lapaz FMR, Brgy. Lapaz, Zamboanga City	12,000,000
Concreting of Sitio Licopon, Brgy. Bolong FMR, Brgy. Bolong, Zamboanga City	12,000,000
Concreting of Brgy. Balok FMR, Brgy. Balok, Katipunan, Zamboanga Del Norte	12,000,000
Concreting of Brgy. Teresita - Brgy. Bagong Silang (Phase 2) FMR, Brgy. Teresita, Piñan, Zamboanga del Norte	12,000,000
Concreting of Brgy. Buenavista FMR, Brgy. Buenavista, Gutalac, Zamboanga Del Norte	12,000,000
Concreting of Brgy. Sebukang FMR, Brgy. Sebukang, Josefina, Zamboanga del Sur	12,000,000
Concreting of Brgy. Dipili to Depore FMR, Brgy. Dipili, Bayog, Zamboanga del Sur	12,000,000
Concreting of Brgy. Lintum to Brgy. Litan FMR, Brgy. Lintum and Brgy. Litan, Guipos, Zamboanga del Sur	12,000,000
Concreting of Brgy. Kawayan-Sitio Tangalan FMR, Brgy. Kawayan, Alicia, Zamboanga Sibugay	12,000,000
Concreting of Sitio Upper Tipan FMR Phase 2, Brgy. Tipan, Naga, Zamboanga Sibugay	12,000,000
Concreting of ZAMPIARC, Brgy. Sanito FMR, Brgy. Sanito, Ipil, Zamboanga Sibugay	16,000,000
Concreting of Brgy. Maligue - Brgy. Kapatagan FMR, Brgy. Maligue and Brgy. Kapatagan, Isabela City	18,000,000
Construction of National Highway to Brgy. Kapayawan FMR, Brgy. Kapayawan, Isabela, Basilan	15,000,000
Construction of National Highway (Brgy. Busay) to Brgy. Panunsulan FMR, Brgy. Panunsulan, Isabela, Basilan	15,000,000

856	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

LOCALLY-FUNDED PROJECTS
FARM-TO-MARKET ROADS

NAME OF PROJECTS	AMOUNT IN PESOS
Construction of Brgy. Switch to Brgy. Esperanza FMR, Brgy. Switch & Brgy. Esperanza, Ramon Magsaysay, Zamboanga del Sur	30,000,000
Construction of Farm-to-Market Road, Brgy. Mabuhay, Rizal, Zamboanga del Norte	10,000,000
Construction of Farm-to-Market Road at Brgy. La Esperanza, Rizal, Zamboanga del Norte	10,000,000
Construction of Farm-to-Market Road at Brgy. Poblacion, La Libertad, Zamboanga del Norte	10,000,000
Concreting of Brgy. Sibulao FMR, Brgy. Sibulao, Zamboanga City	15,000,000
Concreting of Brgy. Limaong FMR Phase II, Brgy. Limaong, Zamboanga City	15,000,000

REGION X - NORTHERN MINDANAO	382,000,000

Concreting of Brgy. San Jose FMR Phase II, Brgy. San Jose, Libona, Bukidnon	12,000,000
Concreting of Sitio Nalumusan, Brgy. Silae FMR, Brgy. Silae, Malaybalay City, Bukidnon	12,000,000
Concreting of Sitio Poblacion to Sitio San Isidro, Brgy. Barongcot FMR, Brgy. Barongcot, Dangcagan, Bukidnon	12,000,000
Concreting of Sitio Kilang to Sitio Old Lurugan, Brgy. Lurugan FMR, Brgy. Lurugan, Valencia City, Bukidnon	12,000,000
Concreting of NSWRRDC-BSWM, Brgy. Dalwangan FMR, Brgy. Dalwangan, Malaybalay City, Bukidnon	16,000,000
Concreting of NMACLRC, Brgy. Dalwangan FMR, Brgy. Dalwangan, Malaybalay City, Bukidnon	16,000,000
Concreting of Brgy. Bacnit Proper to Canaum to Pagatpatan Farm-to-Market Road, Brgy. Bacnit, Sagay, Camiguin	12,000,000
Concreting of Brgy. Upper Tominobo FMR, Brgy. Upper Tominobo, Iligan City	12,000,000
Concreting of Purok Hadji Malik, Brgy. Pasayanon FMR, Brgy. Pasayanon, Matungao, Lanao Del Norte	12,000,000
Concreting of Brgy. Malinas FMR, Brgy. Malinas, Kapatagan, Lanao del Norte	12,000,000
Concreting of Brgy. Kablangan FMR, Brgy. Kablangan, Poona Piagapo, Lanao del Norte	12,000,000
Concreting of Brgy. Lusot FMR Phase-II, Brgy. Lusot, Baliangao, Misamis Occidental	12,000,000
Concreting of Brgy. Bernad to Brgy. Penacio FMR, Brgy. Bernad and Brgy. Penacio, Clarin, Misamis Occidental	18,000,000
Concreting of Guinalaban FMR, Brgy. Guinalaban, Tangub City, Misamis Occidental	12,000,000
Concreting of Linocan, Sitio Liki FMR, Bonifacio, Misamis Occidental	12,000,000
Concreting of Caniangan FMR, Brgy. Caniangan, Tangub City, Misamis Occidental	12,000,000
Concreting of Brgy. Mantangale FMR, Brgy. Mantangale, Balingoan, Misamis Oriental	12,000,000
Concreting of Brgy. Solana FMR, Brgy. Solana, Jasaan, Misamis Oriental	12,000,000
Concreting of Brgy. Indahag FMR, Brgy. Indahag, Cagayan de Oro City	18,000,000
Concreting of Sitio Bato, Brgy. Dansolihon FMR (Phase II), Brgy. Dansolihon, Cagayan de Oro City	12,000,000
Concreting of Sitio Cabadiangan to Sitio Tacangon, Brgy. Owakan FMR, Brgy. Owakan, Mahinog, Camiguin	13,000,000
Concreting of Sitio Labayao, Brgy. Alangilan FMR, Brgy. Alangilan, Sagay, Camiguin	7,000,000
Concreting of Brgy. Cugman FMR, Brgy. Cugman, Cagayan de Oro City, Misamis Oriental	15,000,000
Construction of Farm-to-Market Road at Brgy. Balubal, Cagayan De Oro City, Misamis Oriental	27,000,000
Concreting of Sitio Kirahon, Brgy. San Martin FMR (Phase 2), Brgy. San Martin, Villanueva, Misamis Oriental	10,000,000
Concreting of Sitio Mambuaya to Sitio Macusi, Brgy. Kimaya FMR, Brgy. Kimaya, Villanueva, Misamis Oriental	10,000,000
Concreting of Brgy. Plaridel FMR, Brgy. Plaridel, Claveria, Misamis Oriental	10,000,000
Concreting of Brgy. Sta. Cruz to Brgy. Delapa FMR, Brgy. Sta. Cruz and Brgy. Delapa, Quezon, Bukidnon	10,000,000
Concreting of Brgy. Tangkulan to Taunting FMR, Brgy. Tangkulan, Damulog, Bukidnon	10,000,000
Concreting of Brgy. Mahayahay FMR, Brgy. Mahayahay, Don Carlos, Bukidnon	10,000,000

REGION XI - DAVAO	296,000,000

Concreting of Brgy. Mapula Proper to Sitio Damilag FMR Phase IV, Brgy. Mapula Proper, Paquibato District, Davao City	12,000,000
Concreting of Purok Spring, Brgy. Wines to Sitio Maligatong, Brgy. Tawantawan FMR, Brgy Wines and Brgy. Tawantawan, Baguio District, Davao City	12,000,000
Concreting of SMIARC, Brgy. Manambulan FMR, Brgy. Manambulan, Tubok District, Davao City	16,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	857
DEPARTMENT OF AGRICULTURE - FARM TO MARKET ROADS

LOCALLY-FUNDED PROJECTS
FARM-TO-MARKET ROADS

NAME OF PROJECTS	AMOUNT IN PESOS
Concreting of Purok 6 to Purok 3, Brgy. New Cebulan connecting to Junction Provincial Road going to Brgy. Mayaon FMR Phase III, Brgy. Poblacion, Montevista, Davao de Oro	12,000,000
Concreting of Sta. Teresa, Brgy. Magnaga to Tugop, Brgy. Kingking FMR Phase II, Brgy. Kingking, Pantukan, Davao de Oro	12,000,000
Concreting of Brgy. Mambing FMR, Brgy. Mambing, New Corella, Davao del Norte	12,000,000
Concreting of Brgy. Balagunan FMR Phase II, Brgy. Balagunan, Sto. Tomas, Davao del Norte	12,000,000
Concreting of Brgy. Kapatagan FMR Phase II, Brgy. Kapatagan, Digos City, Davao del Sur	12,000,000
Concreting of Brgy. Tical FMR, Brgy. Tical, Malita, Davao Occidental	12,000,000
Concreting of Brgy. San Antonio FMR, Brgy. San Antonio, Cateel, Davao Oriental	12,000,000
Concreting of NHJ to Purok 3, Brgy. Tiblawan FMR, Brgy. Tiblawan, Governor Generoso, Davao Oriental	12,000,000
Concreting of Demoloc-Pinalpalan FMR, Brgy. Pinalpalan, Malita, Davao Occidental	10,000,000
Concreting of Brgy. Catigan FMR, Brgy. Catigan, Toril District, Davao City	20,000,000
Concreting of Sitio Luwang Riverside, Brgy. Salaysay FMR, Brgy. Salaysay, Marilog District, Davao City	10,000,000
Concreting of Brgy. Lacaron FMR, Brgy. Lacaron, Malita, Davao Occidental	15,000,000
Concreting of Sitio Bagtok, Brgy. Demoloc FMR, Brgy. Demoloc, Malita, Davao Occidental	15,000,000
Concreting of Purok 3 Poblacion – Macopa FMR Phase III, Brgy. Poblacion and Brgy. Macopa, Laak, Davao de Oro	15,000,000
Concreting of Tan-awan, Brgy. Malinawon FMR, Brgy. Malinawon, Mawab, Davao de Oro	15,000,000
Concreting of Sitio La Fortuna, Brgy. Malibago-Brgy. Panansalan FMR, Brgy. Malibago, Cateel, Davao Oriental	30,000,000
Concreting of Purok 4A - Purok 13, Brgy. Poblacion FMR, Brgy. Poblacion, Monkayo, Davao de Oro	15,000,000
Concreting of Brgy. San Jose FMR, Brgy. San Jose, Monkayo, Davao de Oro	15,000,000

REGION XII - SOCCSKSARGEN	294,500,000

Concreting of Brgy. Sta. Cruz FMR, Brgy. Sta. Cruz, Midsayap, Cotabato	12,000,000
Concreting of Brgy. Indangan FMR, Brgy. Indangan, Makilala, Cotabato	12,000,000
Concreting of Brgy. Pinamaton to Brgy. Bato FMR, Brgy. Pinamaton and Brgy. Bato, Matalam, Cotabato	15,000,000
Concreting of Brgy. Thailand FMR, Brgy. Thailand, Banisilan, North Cotabato	15,000,000
Concreting of CEMIARC, Brgy. Amas FMR, Brgy. Amas, Kidapawan City, North Cotabato	16,000,000
Concreting of Purok 4 to Purok 8 Brgy. Sumbakil FMR, Brgy. Sumbakil, Polomolok, South Cotabato	12,000,000
Concreting of Brgy. Mangilala FMR, Brgy. Mangilala, Tantangan, South Cotabato	12,500,000
Concreting of Brgy. Puti – Sitio Tuburan, Brgy. San Miguel FMR, Brgy. Puti and Brgy. San Miguel, Norala, South Cotabato	12,000,000
Concreting of Purok 7 to Purok 20, Brgy. Mabuhay FMR, Brg. Mabuhay, General Santos City	12,000,000
Concreting of Highway Junction to Sitio Kimundo, Brgy. Lagandang FMR, Brgy. Lagandang, Isulan, Sultan Kudarat	12,000,000
Concreting of NHW JCT Sitio Nakan, Brgy. Kapaya FMR, Brgy. Kapaya, Bagumbayan, Sultan Kudarat	12,000,000
Concreting of Purok 6A, Tokawal FMR, Brgy. Tokawal, Alabel, Sarangani	12,000,000
Concreting of Brgy. San Nicolas to PAMBEDCO FMR (Phase 2), Brgy. San Nicolas, Makilala, North Cotabato	10,000,000
Construction of Farm-to-Market Road at Brgy. Bulacanon, Dagupan Road, Makilala, North Cotobato	10,000,000
Concreting of Mabini FMR, Brgy. Mabini, Koronadal City, South Cotabato	10,000,000
Concreting of Sitio Tapok, Brgy. Moloy FMR, Brgy. Moloy, Surallah, South Cotabato	10,000,000
Concreting of Brgy. Tudok FMR, Brgy. Tudok, Tboli, South Cotabato	10,000,000
Concreting of Kinayao to Bai Saripinang FMR, Brgys. Kinayao and Bai Saripinang, Bagumbayan, Sultan Kudarat	15,000,000
Concreting of Sitio Masurot FMR, Brgy. Aurelio F. Freires Sr., Lebak, Sultan Kudarat	15,000,000
Construction of Dugong FMR, Brgy. Dugong, M’lang, Cotabato	15,000,000
Construction of New Consolacion FMR, Brgy. New Consolacion, M’lang, Cotabato	15,000,000
Concreting of Brgy. Kinam FMR, Brgy. Kinam, Malapatan, Sarangani Province	10,000,000
Concreting of Sitio Malyang to Kalon Bu-al FMR, Brgy. Poblacion, Malapatan, Sarangani Province	10,000,000

858	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

LOCALLY-FUNDED PROJECTS
FARM-TO-MARKET ROADS

NAME OF PROJECTS	AMOUNT IN PESOS
Concreting of NHW Jct. Purok Rose, Lower Spring to Sitio Euphorbia, Upper Spring, Brgy. Taluya to Sitio Batulangon, Brgy. Cabanlit FMR, Glan, Sarangani Province	10,000,000

REGION XIII - CARAGA	291,000,000

Concreting of National Road Junction Purok 3 to Purok 4, Brgy. Lemon FMR, Brgy. Lemon, Butuan City, Agusan del Norte	12,000,000
Concreting of Brgy. Aclan National Road Junction to Sitio Hinandayan, Brgy. Aclan FMR, Brgy. Aclan, Nasipit, Agusan del Norte	15,000,000
Concreting of Brgy. Lower Olave FMR, Brgy. Lower Olave, Buenavista, Agusan del Norte	12,000,000
Concreting of Sitio Afga, Brgy. Lower Olave FMR, Brgy. Lower Olave, Buenavista, Agusan del Norte	50,000,000
Concreting of Brgy. Sayak FMR, Brgy. Sayak, Del Carmen, Surigao del Norte	12,000,000
Concreting of Purok 4b, Hamogaway to Bahada Boundary Magkiangkang, Brgy. Hamogaway FMR, Brgy. Hamogaway, Bayugan City, Agusan del Sur	12,000,000
Concreting of PRJ-Cabantao-Villa Alma-Maligaya FMR, Brgy. Cabanto, Rosario, Agusan del Sur	12,000,000
Concreting of NRJ at Sitio Undagayan to Hamtik to Buwan-buwan Road FMR, Brgy. La Paz, Bayabas, Surigao del Sur	12,000,000
Concreting of Sitio Pamian to Sitio Km 51, Brgy. Mahayahay FMR, Brgy. Mahayahay, Lingig, Surigao del Sur	12,000,000
Concreting of CARIARC, Brgy. Poblacion FMR, Brgy. Poblacion, Trento, Agusan del Sur	16,000,000
Concreting of Brgy. Sta. Felomina to Consolacion FMR, Brgy. Sta. Felomina, Dapa, Surigao del Norte	12,000,000
Concreting of Brgy. Villafranca - Puyo-puyo FMR, Brgy. Villafranca, Gigaquit, Surigao del Norte	12,000,000
Concreting of Ritaglenda to Benglen FMR, Brgy. Ritaglenda, Basilisa, Dinagat Islands	12,000,000
Construction of Sitio Tinago, Brgy. San Roque to Brgy. Sudlon Junction FMR, Brgy. San Roque & Brgy. Sudlon, Socorro, Surigao del Norte	30,000,000
Concreting of Purok 7, La Mesa Farm to Market Road, Brgy. Carromata, San Miguel, Surigao del Sur	30,000,000
Concreting of Brgy. Pag-antayan FMR, Brgy. Pag-antayan, Cantilan, Surigao del Sur	30,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	859
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

DEPARTMENT OF EDUCATION

LIST OF NON-IMPLEMENTING UNIT

SECONDARY SCHOOLS

860	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

JANUARY 3, 2022	OFFICIAL GAZETTE	861
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

DEPARTMENT OF EDUCATION - OFFICE OF THE SECRETARY

NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
National Capital Region (NCR)	2,380,426,000	190,615,000	2,571,041,000	77,069,000

Division of Caloocan	501,048,000	37,518,000	538,566,000	13,459,000

Division Office - Proper	6,450,000		6,450,000
Amparo High School	67,495,000	4,513,000	72,008,000	2,122,000
Antonio Luna High School		833,000	833,000
Antonio Uy Tan Senior High School				780,000
Bagong Barrio Senior High School				769,000
Benigno Aquino, Jr. High School	29,784,000	2,993,000	32,777,000
Brixton Senior High School				694,000
Caloocan City Business High School (Urduja Business High School)	30,949,000	3,371,000	34,320,000	1,962,000
Caloocan City Science High School	10,299,000	915,000	11,214,000	628,000
Caloocan National Science and Technology High School	10,737,000	916,000	11,653,000	534,000
Camarin High School-Cielito Zamora Annex 1	69,743,000		69,743,000	1,168,000
Camarin High School-Cielito Zamora Annex 2		5,334,000	5,334,000
Horacio Dela Costa High School (Horacio Dela Costa-Amparo High School Annex)	13,443,000	1,235,000	14,678,000	731,000
Kasarinlan High School	35,250,000	2,219,000	37,469,000
Llano High School (Deparo High School - Llano Annex)	42,712,000	2,913,000	45,625,000
Maria Clara National High School	46,650,000	3,204,000	49,854,000
Maypajo High School	33,545,000	2,417,000	35,962,000	461,000
Mountain Heights High School	16,686,000	995,000	17,681,000
N.H.C. High School (Main)	17,451,000	1,378,000	18,829,000	862,000
Samaria Senior High School				643,000
Sampaguita High School	53,377,000	2,641,000	56,018,000
Tandang Sora Integrated School	16,477,000	1,641,000	18,118,000	745,000
Vicente Malapitan (North Caloocan) Senior High School				1,360,000

Division of Las Piñas	188,420,000	16,249,000	204,669,000	6,915,000

Division Office - Proper	2,413,000		2,413,000
CAA National High School Annex	942,000	2,342,000	3,284,000
Las Piñas City National Science High School	25,699,000	1,041,000	26,740,000	440,000
Las Piñas City National Senior High School - CAA Campus				2,381,000
Las Piñas City National Senior High School - Dona Josefa Campus				2,500,000

Las Piñas City National Senior High School - Manuyo Campus				989,000
Las Piñas City National Senior High School- Talon Dos Campus				455,000
Las Piñas East High School - Equitable Annex		1,310,000	1,310,000
Las Piñas East National High School-Talon Village Annex	53,646,000	2,260,000	55,906,000
Las Pinas National High School - Almanza	45,254,000	3,864,000	49,118,000
Las Piñas National High School - Gatchalian Annex		1,046,000	1,046,000
Las Piñas National High School - Talon Tres		1,084,000	1,084,000	150,000
TS Cruz High School	60,466,000	3,302,000	63,768,000

Division of Makati	470,000	1,566,000	2,036,000	2,423,000

Fort Bonifacio High School - Tibagan High School Annex	470,000	1,566,000	2,036,000
SHS within Maximo Estrella ES				1,060,000
SHS within Nemesio Yabut ES				1,363,000

Division of Malabon City	117,833,000	9,291,000	127,124,000	2,161,000

Division Office - Proper	1,189,000		1,189,000
Acacia National High School	15,494,000	1,084,000	16,578,000	284,000
Catmon Integrated School	31,624,000	2,392,000	34,016,000
Col. Ramon Camus Integrated School (Col. R. Camus Integrated School)	11,825,000	898,000	12,723,000
Concepcion Technical-Vocational School	16,311,000	702,000	17,013,000	342,000
Dampalit IS	4,521,000	602,000	5,123,000
Imelda Integrated Secondary School	8,308,000	722,000	9,030,000	177,000
Malabon City National Science and Mathematics High School	403,000	437,000	840,000
Malabon City Techvoc and Entrepreneurship Senior High School (CMPI Campus)				428,000
Santiago Syjuco Memorial Integrated Secondary School	8,162,000	575,000	8,737,000	190,000

862	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Tañong Integrated School	19,996,000	1,879,000	21,875,000
SHS within Ninoy Aquino Elementary School				740,000

Division of Mandaluyong	139,717,000	16,819,000	156,536,000	6,744,000

Division Office - Proper	2,421,000	-	2,421,000	3,000,000
Addition Hills Integrated School	24,423,000	3,000,000	27,423,000	642,000
City of Mandaluyong Science High School	20,524,000	2,317,000	22,841,000	663,000
Hulo Integrated School	9,986,000	2,357,000	12,343,000
Ilaya Barangka Integrated School	14,645,000	2,342,000	16,987,000	381,000
Mataas na Paaralang Neptali A. Gonzales	67,718,000	5,613,000	73,331,000	2,058,000
Senate President Neptali A. Gonzales Integrated School		1,190,000	1,190,000

Division of Manila	55,080,000	2,803,000	57,883,000	1,808,000

Division Office - Proper	910,000		910,000
E. Quirino Senior High School within Bacood				469,000
Pres. Corazon Aquino High School-Manila High School Annex	54,170,000	2,803,000	56,973,000	358,000
SHS within A.Maceda Intg. Sch.-Elem.				806,000
SHS within Gen E. Aguinaldo Intg. (Elem)				175,000

Division of Marikina	268,167,000	16,606,000	284,773,000	2,769,000

Division Office - Proper	3,767,000		3,767,000
Concepcion Integrated School (Concepcion Integrated High School)	96,475,000	3,534,000	100,009,000	562,000
Jesus dela Peña National High School	11,736,000	1,013,000	12,749,000	255,000
Kalumpang National High School	15,054,000	1,245,000	16,299,000	150,000
Marikina Heights National High School (Marikina High School
Annex)	26,927,000	1,848,000	28,775,000
Marikina Science High School	21,084,000	1,292,000	22,376,000	516,000
Nangka High School	35,983,000	2,734,000	38,717,000	248,000
San Roque National High School	18,119,000	1,574,000	19,693,000	378,000
SSS National High School	2,831,000	954,000	3,785,000
Sto. Niño National High School	36,191,000	2,412,000	38,603,000	660,000

Division of Muntinlupa	99,591,000	12,364,000	111,955,000	4,953,000

Division Office - Proper	1,717,000		1,717,000
Cupang Senior High School				1,439,000
Lakeview Integrated School	33,101,000	2,151,000	35,252,000
Muntinlupa Business High School - Sucat Annex		1,989,000	1,989,000
Muntinlupa National High School - NBP Annex	43,465,000	2,942,000	46,407,000
Muntinlupa National High School - Tunasan Annex		3,646,000	3,646,000	2,581,000
Muntinlupa Science High School	21,308,000	1,636,000	22,944,000	933,000

Division of Navotas City	4,663,000	889,000	5,552,000	2,222,000

Division Office - Proper	167,000		167,000
Bangkulasi National High School	816,000	412,000	1,228,000
Filemon T. Lizan Senior High School				1,572,000
Navotas National Science High School	3,680,000	477,000	4,157,000
SHS in Bangkulasi, Navotas City				650,000

Division of Parañaque	261,053,000	19,145,000	280,198,000	5,188,000

Division Office - Proper	3,331,000		3,331,000
Don Bosco High School Parañaque		2,289,000	2,289,000	582,000
Don Galo National High School	3,642,000	1,362,000	5,004,000
La Huerta National High School	21,824,000	1,202,000	23,026,000
Masville National High School (Dr. Arcadio Santos National High School-Masville Annex)	28,888,000	1,647,000	30,535,000
Moonwalk National High School	57,913,000	3,582,000	61,495,000	1,087,000
Parañaque National High School-Baclaran Annex	45,832,000	3,127,000	48,959,000	479,000
Parañaque Science High School-PNHS Annex	9,816,000	815,000	10,631,000	419,000
Parañaque Senior High School				685,000
San Antonio High School Parañaque	46,931,000	2,039,000	48,970,000
Sto. Niño Senior High School				595,000
Sun Valley National High School	42,876,000	2,892,000	45,768,000	1,341,000
Tambo National High School		190,000	190,000

JANUARY 3, 2022	OFFICIAL GAZETTE	863
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE

Division of Pasay City	22,714,000	4,208,000	26,922,000	1,531,000

Division Office - Proper	405,000		405,000
Pasay City North High School - Tramo Campus (Pasay City North High School - Cuneta Annex)		2,254,000	2,254,000	1,153,000
President Corazon “Cory” C. Aquino National High School	22,309,000	1,954,000	24,263,000	378,000

Division of Pasig City	174,636,000	11,638,000	186,274,000	7,156,000

Division Office - Proper	3,327,000		3,327,000
Nagpayong High School	150,078,000	9,251,000	159,329,000	800,000
Pasig City Science High School	21,231,000	1,662,000	22,893,000	742,000
San Lorenzo Ruiz Senior High School				2,004,000
Ugong Pasig National High School		725,000	725,000	365,000
SHS in Buting, Pasig City				3,245,000

Division of Quezon City	27,039,000	2,791,000	29,830,000	8,265,000

Emilio Jacinto National High School		525,000	525,000	220,000
Fernando C. Amorsolo Senior High School				480,000
Jose Maria Panganiban Senior High School				691,000
Justice Cecilia Muñoz Palma Senior High School				1,063,000
Leandro Locsin Integrated School		296,000	296,000	561,000
NOH-Sta. Lucia Senior High School		190,000	190,000	536,000
Talipapa Senior High School				217,000
Tandang Sora Senior High School				175,000
Vito L. Belarmino Senior High School				254,000
West Fairview High School	27,039,000	1,780,000	28,819,000
SHS in Apolonio Samson				377,000
SHS within Bagong Pag-asa ES				625,000
SHS within E. Abada ES				776,000
SHS within Kamuning ES - A&D				833,000
SHS within P. Tuazon ES				457,000
SHS within Pinyahan ES				316,000
SHS within Toro Hills ES				684,000

Division of San Juan City	2,831,000	405,000	3,236,000	1,712,000

San Juan City Academic Senior High School				835,000
San Juan City Science High School	2,831,000	405,000	3,236,000
San Juan City Technical-Vocational and Livelihood - Senior High School				877,000

Division of Taguig and Pateros	205,318,000	18,402,000	223,720,000	5,167,000

Division Office - Proper	3,320,000		3,320,000
Agripino Manalo National High School	11,318,000	706,000	12,024,000	150,000
Barangay Fort Bonifacio Senior High School				363,000
Gat. Andres Bonifacio High School	14,029,000	914,000	14,943,000
Gen. Ricardo G. Papa, Sr. Memorial High School Annex		1,291,000	1,291,000	628,000
Kapitan Eddie T. Reyes Memorial Integrated School	36,810,000	2,794,000	39,604,000	750,000
Kapt. Jose Cardones Integrated School		417,000	417,000
Maharlika Integrated School		259,000	259,000
Maria Asuncion Rodriguez Tinga National High School	40,744,000	2,294,000	43,038,000	150,000
Maria Concepcion Cruz High School	18,710,000	817,000	19,527,000
Napindan Integrated School	13,872,000	1,438,000	15,310,000
Palar Integrated School		1,203,000	1,203,000
Pres. Diosdado Macapagal High School - Signal Village National High School Annex		1,680,000	1,680,000	1,128,000
Taguig Integrated School	46,997,000	3,221,000	50,218,000
Taguig Science High School	19,518,000	1,368,000	20,886,000	855,000
Stand Alone SHS within Taguig Integrated School				1,143,000

Division of Valenzuela	311,846,000	19,921,000	331,767,000	4,596,000

Division Office - Proper	3,910,000		3,910,000
Arkong Bato National High School	14,442,000	1,072,000	15,514,000	150,000
Canumay East National High School (Valenzuela National High School - Canumay East Annex)	10,696,000	1,162,000	11,858,000
Canumay West National High School	40,317,000	2,062,000	42,379,000
Dalandanan National High School-Bagbaguin Annex	27,657,000	1,568,000	29,225,000
Disiplina Village - Bignay National High School	4,451,000	609,000	5,060,000

864	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Justice Eliezer R. Delos Santos High School	23,906,000	1,730,000	25,636,000
Lingunan National High School	25,800,000	1,329,000	27,129,000
Lingunan Senior High School				719,000
Malanday National High School	6,070,000	831,000	6,901,000
Paso de Blas National High School	21,664,000	1,236,000	22,900,000
Paso de Blas Senior High School				725,000
Punturin Senior High School				735,000
Sitero Francisco Memorial National High School	48,709,000	3,011,000	51,720,000	504,000
Ugong Senior High School				524,000
Valenzuela City Science High School	24,507,000	1,340,000	25,847,000	410,000
Veinte Reales National High School	6,070,000	1,057,000	7,127,000
Vicente P. Trinidad National High School	36,560,000	1,890,000	38,450,000	511,000
Wawang Pulo National High School (Valenzuela NHS - Wawang Pulo Annex)	17,087,000	1,024,000	18,111,000	318,000

Region I - Ilocos	3,044,214,000	255,391,000	3,299,605,000	84,781,000

Division of Alaminos City	33,563,000	2,822,000	36,385,000	805,000

Division Office - Proper	542,000		542,000
Cayucay National High School	7,126,000	557,000	7,683,000	163,000
Ildefonso Quimson Community High School	5,576,000	533,000	6,109,000	165,000
Inerangan National High School	9,431,000	660,000	10,091,000	177,000
Pangapisan Integrated School	4,116,000	542,000	4,658,000	150,000
Polo National High School	6,772,000	530,000	7,302,000	150,000

Division of Batac City	13,188,000	1,376,000	14,564,000	1,883,000

Division Office - Proper	207,000		207,000
City of Batac National High School - Rayuray	403,000	254,000	657,000
City of Batac National High School Payao	6,046,000	570,000	6,616,000	199,000
Crispina Marcos Valdez National High School	6,532,000	552,000	7,084,000	150,000
Ferdinand E. Marcos Senior High School				785,000
Gen. Artemio Ricarte Senior High School				749,000

Division of Candon City	39,342,000	2,957,000	42,299,000	973,000

Division Office - Proper	588,000		588,000
Candon City High School	6,309,000	600,000	6,909,000	193,000
Candon City Information Technology National High School	8,050,000	674,000	8,724,000	184,000
Dr. Ricardo Gacula Memorial National High School	11,303,000	775,000	12,078,000	255,000
Sto. Tomas National High School	13,092,000	908,000	14,000,000	341,000

Division of Dagupan City	69,702,000	5,349,000	75,051,000	1,964,000

Division Office - Proper	1,205,000		1,205,000
Carael National High School	18,706,000	1,334,000	20,040,000	401,000
East Central Integrated School	18,078,000	1,513,000	19,591,000	617,000
Federico Narag Ceralde Integrated School	13,513,000	1,113,000	14,626,000	438,000
Pugaro Integrated School	8,614,000	690,000	9,304,000	229,000
Salapingao National High School	9,586,000	699,000	10,285,000	279,000

Division of Ilocos Norte	171,255,000	17,630,000	188,885,000	6,207,000

Division Office - Proper	2,995,000		2,995,000
Adams National High School	4,118,000	456,000	4,574,000	150,000
Adriano P. Arzadon National High School	5,842,000	527,000	6,369,000	150,000
Bagbag Solsona National High School	12,880,000	978,000	13,858,000	486,000
Banban National High School	9,489,000	751,000	10,240,000	261,000
Bangui National High School (Lanao Campus)	5,077,000	538,000	5,615,000	224,000
Banna High School	8,249,000	721,000	8,970,000	298,000
Bingao National High School	11,369,000	1,099,000	12,468,000	532,000
Caraitan Integrated School	5,608,000	622,000	6,230,000	200,000
Carasi National High School	5,193,000	451,000	5,644,000	150,000
Currimao National High School	11,842,000	873,000	12,715,000	348,000
Dingras National High School & Lt. Edgar Foz Memorial National High School (Barong Campus)		603,000	603,000	172,000
Dingras National High School & Lt. Edgar Foz Memorial National High School (San Marcos Campus)		418,000	418,000	150,000
Dingras National High School & Lt. Edgar Foz Memorial National High School (Sulquian Campus)		417,000	417,000	150,000
F. Camaquin Integrated School	10,143,000	912,000	11,055,000	433,000

JANUARY 3, 2022	OFFICIAL GAZETTE	865
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Isic-Isic National High School	5,651,000	503,000	6,154,000	150,000
Malaguip Integrated School	4,611,000	496,000	5,107,000	181,000
Marcos National High School (Agunit Campus)	4,287,000	516,000	4,803,000	153,000
Marcos National High School (Santiago Campus)	6,165,000	611,000	6,776,000	163,000
Pallas Integrated School	5,144,000	658,000	5,802,000	177,000
Pandan Integrated School	2,023,000	370,000	2,393,000	150,000
Paoay Lake National High School	8,566,000	972,000	9,538,000	229,000
Sacritan Integrated School	3,300,000	423,000	3,723,000	150,000
Salpad Integrated School	2,939,000	430,000	3,369,000	150,000
San Marcelino National High School	9,610,000	880,000	10,490,000	348,000
Suyo National High School	7,971,000	597,000	8,568,000	150,000
Talugtog Solsona National High School	7,139,000	562,000	7,701,000	202,000
Uguis Integrated School	2,831,000	571,000	3,402,000	150,000
Vintar National High School	8,213,000	675,000	8,888,000	150,000

Division of Ilocos Sur	341,655,000	30,067,000	371,722,000	9,940,000

Division Office - Proper	5,614,000		5,614,000
Ag-agrao National High School	5,874,000	511,000	6,385,000	150,000
Alilem Daya National High School	12,365,000	883,000	13,248,000	309,000
Amarao National High School	6,018,000	559,000	6,577,000	234,000
Ambalayat Integrated School	5,316,000	500,000	5,816,000	150,000
Banayoyo National High School	11,806,000	873,000	12,679,000	330,000
Bantay National High School	9,216,000	850,000	10,066,000	291,000
Bantugo-Mission Integrated School	403,000	240,000	643,000
Baringcucurong National High School	4,257,000	427,000	4,684,000	150,000
Basug National High School	5,227,000	384,000	5,611,000	150,000
Belen National High School	5,302,000	497,000	5,799,000	150,000
Binacud Integrated School	2,275,000	380,000	2,655,000	150,000
Butac Integrated School		204,000	204,000
Cabittaogan National High School	6,768,000	586,000	7,354,000	153,000
Caoayan National High School	6,218,000	530,000	6,748,000	150,000
Comillas North Integrated School	810,000	309,000	1,119,000
Dadalaquiten Integrated School	403,000	218,000	621,000
Del Pilar National High School	5,806,000	476,000	6,282,000	150,000
Dili National High School	14,142,000	918,000	15,060,000	415,000
Dinaratan National High School	4,381,000	409,000	4,790,000	150,000
Galimuyod Integrated School		214,000	214,000
Garitan Integrated School	3,709,000	414,000	4,123,000	150,000
Imelda National High School	4,009,000	396,000	4,405,000	150,000
Kalumsing Integrated School	2,898,000	381,000	3,279,000	150,000
Libtong Integrated School	4,928,000	494,000	5,422,000	150,000
Lidlidda National High School	6,948,000	640,000	7,588,000	229,000
Lipit National High School	8,152,000	676,000	8,828,000	216,000
Lungug Integrated School	6,260,000	577,000	6,837,000	150,000
Mabilbila Integrated School	8,038,000	635,000	8,673,000	248,000
Manzante National High School	4,217,000	471,000	4,688,000	150,000
Nagbukel National High School	11,275,000	733,000	12,008,000	271,000
Nagsuputan National High School	4,670,000	438,000	5,108,000	150,000
Nagtablaan National High School	7,445,000	530,000	7,975,000	150,000
Namitpit Integrated School	403,000	231,000	634,000
Pagangpang National High School	8,432,000	542,000	8,974,000	150,000
Palali National High School	3,719,000	426,000	4,145,000	150,000
Pantay Tamurong National High School	6,761,000	549,000	7,310,000	150,000
Patungcaleo Integrated School		223,000	223,000
Pudoc West Integrated School	8,380,000	691,000	9,071,000	220,000
Pug-os National High School, Cabugao	5,756,000	485,000	6,241,000	150,000
Puro National High School (Magsingal)	8,162,000	684,000	8,846,000	229,000
Puro National High School, Caoayan	3,949,000	407,000	4,356,000	150,000
Quirino National High School	8,620,000	708,000	9,328,000	277,000
Rancho National High School	3,734,000	410,000	4,144,000	150,000
Salcedo National High School	12,833,000	930,000	13,763,000	401,000
San Emilio National High School	4,302,000	530,000	4,832,000	208,000
San Esteban National High School	14,127,000	884,000	15,011,000	335,000
San Pedro National High School	4,938,000	458,000	5,396,000	150,000
San Sebastian National High School	4,947,000	456,000	5,403,000	150,000
San Vicente Integrated School	9,065,000	725,000	9,790,000	250,000
Santa National High School		226,000	226,000
Santiago National High School	14,547,000	1,081,000	15,628,000	559,000

866	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Sigay National High School	3,231,000	364,000	3,595,000	150,000
Sisim National High School	6,166,000	583,000	6,749,000	206,000
Solot-Solot National High School	7,342,000	560,000	7,902,000	209,000
Sugpon National High School	7,259,000	560,000	7,819,000	150,000
Sulvec Integrated School	3,690,000	423,000	4,113,000	150,000
Tay-ac National High School	6,542,000	578,000	7,120,000	150,000

Division of La Union	449,476,000	39,635,000	489,111,000	14,331,000

Division Office - Proper	7,513,000		7,513,000
Agoo National Vocational High School	3,496,000	380,000	3,876,000
Amlang-Nagtagaan National High School	6,339,000	579,000	6,918,000	150,000
Anduyan National High School	10,036,000	422,000	10,458,000	200,000
Aringay Senior High School				371,000
Baay Integrated School	4,535,000	379,000	4,914,000	150,000
Baccuit National High School	11,600,000	803,000	12,403,000	247,000
Bail National High School	7,294,000	597,000	7,891,000	174,000
Balbalayang National High School	7,751,000	532,000	8,283,000	156,000
Ballay National High School	4,341,000	385,000	4,726,000
Basca National High School		310,000	310,000	150,000
Bawanta National High School	6,935,000	582,000	7,517,000	188,000
Bay-o Integrated School	810,000	338,000	1,148,000
Bitalag Integrated School	2,689,000	635,000	3,324,000	150,000
Bungol National High School	6,841,000	515,000	7,356,000	150,000
Bungro-Sucoc Integrated School	2,514,000	399,000	2,913,000	150,000
Burgos National High School	14,129,000	776,000	14,905,000	263,000
Butubut National High School	6,802,000	571,000	7,373,000	150,000
Caba National High School (Poblacion Norte National High School)	15,036,000	1,068,000	16,104,000	522,000
Cabaritan Sur Integrated School	403,000	239,000	642,000
Cabaruan Integrated School	3,027,000	391,000	3,418,000	150,000
Cambaly National High School	5,478,000	464,000	5,942,000	150,000
Canbarbusuy National High School	3,986,000	425,000	4,411,000	150,000
Capas Integrated School	4,818,000	440,000	5,258,000	150,000
Casacristo National High School	4,766,000	563,000	5,329,000	236,000
Casilagan Integrated School	6,503,000	422,000	6,925,000	150,000
Casilagan-Naguilian Integrated School	403,000	311,000	714,000
Corrooy National High School	7,280,000	592,000	7,872,000	150,000
Cuenca National High School	4,000,000	361,000	4,361,000	150,000
Cupang Integrated School		233,000	233,000
Dagup Integrated School	7,816,000	569,000	8,385,000	150,000
Daramuangan Integrated School	5,352,000	474,000	5,826,000	150,000
DMMMSU National High School (Alipang)	3,555,000	468,000	4,023,000	150,000
Don Rufino Olarte Memorial National High School (Lloren National High School)	6,977,000	568,000	7,545,000	165,000
Dr. Manuel T. Cases, Sr. National High School	11,754,000	876,000	12,630,000	330,000
Dulao Integrated School		362,000	362,000
Duplas National High School	4,054,000	385,000	4,439,000	150,000
Eastern Naguilian National High School	6,932,000	650,000	7,582,000	150,000
Eulogio Clarence de Guzman Junior Memorial National Vocational High School	6,308,000	496,000	6,804,000	199,000
Halog West National High School	3,305,000	315,000	3,620,000
La Union Special School For Culture And Arts	2,451,000	286,000	2,737,000
Leones National High School	7,423,000	593,000	8,016,000	206,000
Libtong Integrated School	3,987,000	369,000	4,356,000	150,000
Lipay Integrated School	6,181,000	549,000	6,730,000	150,000
Liquicia Integrated School	4,122,000	364,000	4,486,000	150,000
Luna National Vocational High School	6,302,000	554,000	6,856,000	195,000
Luzong Sur Integrated School	403,000	311,000	714,000
Manga Community High School	4,819,000	453,000	5,272,000	150,000
Maoasoas National High School	6,853,000	533,000	7,386,000	174,000
Mindoro Integrated School	3,325,000	501,000	3,826,000	150,000
Naguilian Senior High School				1,023,000
Northern Naguilian National High School (Gusing National High School)	12,896,000	843,000	13,739,000	192,000
Oanari National High School	13,590,000	890,000	14,480,000	150,000
Old Sudipen National High School	6,770,000	496,000	7,266,000	150,000
Paraoir National High School	9,851,000	602,000	10,453,000	215,000
Parasapas National High School	7,213,000	579,000	7,792,000	151,000

JANUARY 3, 2022	OFFICIAL GAZETTE	867
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Parian Este Integrated School		282,000	282,000
Paringao National High School	9,680,000	754,000	10,434,000	238,000
Pugo Central National High School	15,386,000	1,031,000	16,417,000	472,000
Rimos National High School		565,000	565,000	150,000
San Francisco National High School	6,233,000	588,000	6,821,000	150,000
San Gabriel Senior High School				483,000
San Gregorio National High School	6,474,000	514,000	6,988,000	150,000
San Jose National High School	7,900,000	649,000	8,549,000	158,000
San Juan Senior High School				1,053,000
San Julian Integrated School	1,619,000	440,000	2,059,000
San Luis National High School	5,750,000	530,000	6,280,000	150,000
San Simon Integrated School	2,023,000	338,000	2,361,000
Santiago Sur Integrated School	3,377,000	392,000	3,769,000	150,000
Santol Vocational High School (Santol National High School ) Lignay Annex		407,000	407,000	150,000
Santol Vocational High School (Santol National High School)	12,192,000	633,000	12,825,000	255,000
Saytan National High School	5,359,000	464,000	5,823,000	150,000
Sinapangan National High School	7,238,000	576,000	7,814,000	174,000
Southern Naguilian National High School (Magungunay National High School)	7,568,000	582,000	8,150,000	150,000
Sta. Teresa National High School	8,884,000	674,000	9,558,000	150,000
Sudipen Vocational High School	7,640,000	572,000	8,212,000	224,000
Suguidan Integrated School	2,245,000	350,000	2,595,000
Suyo National High School	7,035,000	542,000	7,577,000	192,000
Tagudtod National High School	6,805,000	523,000	7,328,000	156,000
Tanglag National High School	7,197,000	574,000	7,771,000	169,000
Upper Tumapoc National High School	942,000	383,000	1,325,000	150,000
Wenceslao National High School	6,365,000	474,000	6,839,000	150,000

Division of Laoag City	9,360,000	1,760,000	11,120,000	363,000

Division Office - Proper	308,000		308,000
Balatong Integrated School	5,723,000	834,000	6,557,000	213,000
Caaoacan High School	3,329,000	410,000	3,739,000	150,000
Rodolfo CG. Fariñas, Jr. National Science High School		190,000	190,000
San Mateo Integrated School		326,000	326,000

Division of Pangasinan I	920,498,000	72,740,000	993,238,000	24,285,000

Division Office - Proper	14,687,000		14,687,000
A.P. Guevarra Integrated School	6,175,000	622,000	6,797,000	150,000
Abagatanen Integrated School	3,819,000	389,000	4,208,000	150,000
Aguilar Integrated School	19,649,000	1,591,000	21,240,000	1,103,000
Aliaga High School	6,608,000	597,000	7,205,000	224,000
Ambayat Integrated School	2,960,000	415,000	3,375,000	150,000
Anda Integrated School	3,954,000	528,000	4,482,000	150,000
Arnedo National High School	9,410,000	587,000	9,997,000	282,000
Awag Integrated School	2,027,000	381,000	2,408,000
Bacnit Integrated School	5,166,000	503,000	5,669,000	150,000
Balangay National High School	8,830,000	658,000	9,488,000	176,000
Baloling National High School	5,333,000	414,000	5,747,000	150,000
Banaoang National High School	15,138,000	949,000	16,087,000	192,000
Bani East Integrated School	11,882,000	1,114,000	12,996,000	334,000
Banog Sur National High School	4,065,000	405,000	4,470,000	150,000
Barlo Integrated School	3,535,000	407,000	3,942,000	150,000
Bayambang National High School (Infanta)	6,550,000	685,000	7,235,000	238,000
Bayaoas National High School	13,347,000	1,014,000	14,361,000	179,000
Bayoyong National High School	3,812,000	380,000	4,192,000	150,000
Beleng National High School	6,548,000	598,000	7,146,000	227,000
Bocboc East National High School	13,323,000	807,000	14,130,000	316,000
Bogtong National High School	8,240,000	676,000	8,916,000	213,000
Bolinao Integrated School	16,694,000	1,803,000	18,497,000	1,118,000
Botao National High School	12,768,000	910,000	13,678,000	257,000
Buenlag National High School	14,316,000	938,000	15,254,000	170,000
Bugallon Integrated School	34,388,000	2,346,000	36,734,000	1,153,000
Cabanaetan National High School	3,141,000	412,000	3,553,000	150,000
Cabayaoasan National High School	11,553,000	866,000	12,419,000	422,000
Cabungan National High School	6,365,000	541,000	6,906,000	192,000
Calbeg National High School	8,956,000	673,000	9,629,000	222,000
Canan National High School	9,402,000	694,000	10,096,000	263,000

868	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Carot National High School	7,598,000	644,000	8,242,000	179,000
Catalino D. Cerezo National High School	5,548,000	589,000	6,137,000	245,000
Cato National High School	14,112,000	806,000	14,918,000	186,000
Catubig Integrated School	5,405,000	549,000	5,954,000	151,000
Catuday National High School	3,987,000	489,000	4,476,000	150,000
Clemente Cristobal National High School	4,981,000	435,000	5,416,000	150,000
Dalanguiring Integrated School	8,683,000	695,000	9,378,000	150,000
Dasol Integrated School	4,934,000	844,000	5,778,000
Dewey National High School	7,104,000	559,000	7,663,000	150,000
Domalandan Center Integrated School	12,954,000	999,000	13,953,000	436,000
Domingo P. Boquiren National High School	7,919,000	604,000	8,523,000	153,000
Don Gaudencio B. Dumlao National High School	6,116,000	488,000	6,604,000	150,000
Don Pedro National High School	8,778,000	746,000	9,524,000	163,000
Doyong Malabago National High School	20,732,000	1,262,000	21,994,000	364,000
Galarin National High School	12,629,000	883,000	13,512,000	176,000
Garrita National High School	6,558,000	543,000	7,101,000	150,000
Gayusan Integrated School	5,391,000	503,000	5,894,000	150,000
Hermosa National High School	8,411,000	721,000	9,132,000	222,000
Ilog Malino National High School	6,396,000	604,000	7,000,000	209,000
Infanta Integrated School	13,186,000	998,000	14,184,000	529,000
Lareg-Lareg National High School	5,489,000	464,000	5,953,000	150,000
Liwa-liwa Integrated School	4,714,000	469,000	5,183,000	150,000
Lokeb Norte National High School	7,659,000	603,000	8,262,000	195,000
Lokeb Sur National High School	16,755,000	800,000	17,555,000	392,000
Luciente II National High School	8,642,000	571,000	9,213,000	239,000
Luna National High School	12,308,000	946,000	13,254,000	365,000
Lunec National High School	7,190,000	622,000	7,812,000	229,000
Mabulitec Integrated School	7,432,000	575,000	8,007,000	150,000
Macaleeng National High School	5,736,000	628,000	6,364,000	183,000
Magalong National High School	8,593,000	618,000	9,211,000	208,000
Malawa Integrated School	7,553,000	548,000	8,101,000	184,000
Malimpin National High School	6,157,000	485,000	6,642,000	150,000
Mapita Integrated School	2,094,000	320,000	2,414,000
Matic-Matic National High School	9,914,000	903,000	10,817,000	264,000
Minien National High School	11,289,000	851,000	12,140,000	250,000
Moises Rebamontan National High School	12,113,000	949,000	13,062,000	222,000
Naguilayan National High School	3,646,000	420,000	4,066,000	150,000
Nalsian Tomling National High School	14,404,000	864,000	15,268,000	309,000
Nancapian National High School	3,827,000	411,000	4,238,000	150,000
Olo National High School	6,606,000	569,000	7,175,000	186,000
Paitan Integrated School	9,117,000	854,000	9,971,000	197,000
Palapar National High School	6,359,000	572,000	6,931,000	192,000
Pangascasan Integrated School	10,352,000	839,000	11,191,000	197,000
Pita Integrated School		350,000	350,000
Pogoruac National High School	12,349,000	853,000	13,202,000	380,000
Portic Integrated School	5,071,000	433,000	5,504,000	150,000
Primicias National High School	8,198,000	616,000	8,814,000	150,000
Quetegan National High School	9,202,000	790,000	9,992,000	215,000
Quinaoayanan National High School	7,287,000	560,000	7,847,000	150,000
Ramon Magsaysay Integrated School	4,365,000	484,000	4,849,000	150,000
Ranao National High School	10,568,000	505,000	11,073,000	183,000
Ranom Iloco National High School	7,625,000	651,000	8,276,000	163,000
Real National High School	14,473,000	929,000	15,402,000	275,000
Sampaloc National High School	10,464,000	835,000	11,299,000	248,000
San Jose National High School, Anda	11,855,000	846,000	12,701,000	321,000
San Julian National High School	8,985,000	722,000	9,707,000	303,000
San Miguel National High School, Bani	6,232,000	576,000	6,808,000	176,000
Sanlibo National High School	10,840,000	819,000	11,659,000	161,000
Sapa Grande Integrated School	3,717,000	363,000	4,080,000	150,000
Siapar Integrated School	2,090,000	354,000	2,444,000
Tagudin National High School	16,532,000	1,204,000	17,736,000	566,000
Talospatang National High School	14,827,000	937,000	15,764,000	373,000
Tambobong National High School	9,771,000	782,000	10,553,000	247,000
Tampac Integrated School	2,563,000	393,000	2,956,000	150,000
Tanolong National High School	8,598,000	729,000	9,327,000	282,000
Tiep National High School	6,803,000	653,000	7,456,000	170,000
Tobor National High School	6,886,000	576,000	7,462,000	186,000
Tondol National High School	8,332,000	658,000	8,990,000	243,000

JANUARY 3, 2022	OFFICIAL GAZETTE	869
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Torres National High School	10,499,000	714,000	11,213,000	150,000
Tuliao National High School	13,288,000	839,000	14,127,000	248,000
Tupa Integrated School	6,063,000	496,000	6,559,000	150,000
Urbiztondo Integrated School	31,003,000	2,328,000	33,331,000	789,000

Division of Pangasinan II	642,309,000	51,723,000	694,032,000	15,868,000

Division Office - Proper	10,067,000		10,067,000
Alejandro F. Oligan National High School	12,351,000	868,000	13,219,000	302,000
Alibeng National High School	5,356,000	465,000	5,821,000	150,000
Amagbagan National High School	8,299,000	511,000	8,810,000	150,000
Ambalangan-Dalin National High School	5,992,000	511,000	6,503,000	150,000
Anonang National High School	12,652,000	903,000	13,555,000	463,000
Ariston Bantog National High School	12,465,000	773,000	13,238,000	250,000
Atainan-Caranglaan Integrated School		216,000	216,000
Baguinay National High School	7,396,000	468,000	7,864,000	150,000
Baluyot National High School	6,279,000	523,000	6,802,000	150,000
Bantay Insik Integrated School	3,721,000	422,000	4,143,000	150,000
Baracbac National High School	7,513,000	558,000	8,071,000	150,000
Barangobong National High School	7,562,000	494,000	8,056,000	150,000
Batasan National High School	6,773,000	586,000	7,359,000	150,000
Bersamin Agro-Industrial High School	10,932,000	812,000	11,744,000	220,000
Binday National High School	9,515,000	661,000	10,176,000	151,000
Bugayong Integrated School	7,400,000	571,000	7,971,000	150,000
Bulaoen East National High School	7,429,000	514,000	7,943,000	193,000
Cabalitian National High School	4,537,000	380,000	4,917,000	150,000
Cabanbanan National High School	14,173,000	912,000	15,085,000	520,000
Cacabugaoan National High School	3,243,000	354,000	3,597,000	150,000
Calepaan Integrated School	1,214,000	376,000	1,590,000
Calmay Integrated School	4,214,000	361,000	4,575,000
Caloscaoayan National High School	15,938,000	1,002,000	16,940,000	365,000
Canarvacanan National High School	4,138,000	407,000	4,545,000	150,000
Capulaan National High School	7,396,000	602,000	7,998,000	150,000
Carusucan Norte National High School	7,230,000	528,000	7,758,000	150,000
Carusucan Sur National High School	6,584,000	491,000	7,075,000	150,000
Castusu Integrated School	2,969,000	413,000	3,382,000
Dalumpinas National High School	6,512,000	418,000	6,930,000	150,000
Dilan Integrated School	6,334,000	587,000	6,921,000	150,000
Don Amadeo Perez, Sr. National High School	7,012,000	517,000	7,529,000	150,000
Don Benito Agro-Industrial High School	6,660,000	573,000	7,233,000	202,000
Don Robert Estrella, Sr. National High School	2,960,000	380,000	3,340,000	150,000
Don Valentin Torres Integrated School	3,557,000	410,000	3,967,000	150,000
Dungon Integrated School	3,543,000	383,000	3,926,000	150,000
Esperanza National High School	3,485,000	431,000	3,916,000	150,000
Eugenio Perez National High School	6,571,000	573,000	7,144,000	150,000
Flores Integrated School	13,618,000	1,028,000	14,646,000	396,000
Flores National High School	6,922,000	526,000	7,448,000	150,000
Gombio-Panaga Integrated School	3,101,000	365,000	3,466,000
Gueguesangen Integrated School	7,204,000	732,000	7,936,000	287,000
La Paz National High School	16,806,000	1,039,000	17,845,000	360,000
Labayug National High School	8,565,000	666,000	9,231,000	172,000
Lagasit National High School	6,515,000	731,000	7,246,000	150,000
Lipit National High School	7,640,000	543,000	8,183,000	169,000
Lumayao Integrated School	4,422,000	552,000	4,974,000	165,000
Macayo Integrated School	4,502,000	428,000	4,930,000	150,000
Malico National High School	3,692,000	374,000	4,066,000	150,000
Mangaldan Integrated School	13,488,000	1,079,000	14,567,000	287,000
Maseil-seil National High School	7,495,000	600,000	8,095,000	188,000
Nama National High School	6,875,000	600,000	7,475,000	208,000
Nantangalan National High School	10,207,000	853,000	11,060,000	218,000
Palguyod National High School	7,563,000	750,000	8,313,000	150,000
Panganiban National High School	8,168,000	598,000	8,766,000	150,000
Piaz National High School	8,997,000	692,000	9,689,000	197,000
Pindangan National High School, Sison	8,954,000	489,000	9,443,000	150,000
Pinmilapil National High School	5,621,000	544,000	6,165,000	150,000
Prado National High School	7,646,000	642,000	8,288,000	200,000
Rajal Angayan National High School	9,536,000	697,000	10,233,000	208,000
Robert Estrella National High School	13,135,000	865,000	14,000,000	275,000
Rosario National High School	6,514,000	474,000	6,988,000	150,000

870	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Saguitlang Integrated School		189,000	189,000
Salud-San Eugenio National High School	5,429,000	470,000	5,899,000	150,000
San Antonio National High School	6,730,000	697,000	7,427,000	181,000
San Aurelio National High School	7,657,000	606,000	8,263,000	170,000
San Fabian Integrated School	10,701,000	748,000	11,449,000	303,000
San Felipe Integrated School	5,959,000	600,000	6,559,000	150,000
San Felipe National High School	10,087,000	851,000	10,938,000	268,000
San Isidro National High School	7,247,000	481,000	7,728,000	150,000
San Juan National High School	6,216,000	483,000	6,699,000	150,000
San Leon National High School	6,764,000	596,000	7,360,000	150,000
San Luis National High School	12,454,000	781,000	13,235,000	209,000
San Macario National High School	3,969,000	460,000	4,429,000	150,000
San Miguel National High School	4,392,000	451,000	4,843,000	150,000
San Pedro Apartado National High School	9,366,000	703,000	10,069,000	280,000
San Rafael National High School	5,180,000	519,000	5,699,000	150,000
San Vicente Integrated School		214,000	214,000
San Vicente West Integrated School	2,342,000	361,000	2,703,000	150,000
Sison Central Integrated School	8,835,000	752,000	9,587,000	263,000
Sta. Cruz Integrated School	3,423,000	498,000	3,921,000	150,000
Sta. Maria East Integrated School	12,960,000	1,314,000	14,274,000	594,000
Sta. Maria National High School, Binalonan	11,529,000	717,000	12,246,000	208,000
Sta. Maria National High School, San Nicolas	8,643,000	633,000	9,276,000	176,000
Sto. Domingo National High School	7,810,000	596,000	8,406,000	170,000
Sto. Tomas National High School	7,532,000	541,000	8,073,000	150,000
Sumabnit National High School	7,110,000	527,000	7,637,000	150,000
Tombod Integrated School	4,850,000	474,000	5,324,000	150,000
Unzad National High School	7,966,000	640,000	8,606,000	150,000

Division of San Carlos City	144,298,000	11,200,000	155,498,000	3,118,000

Division Office - Proper	2,324,000		2,324,000
Agdao Integrated School	10,782,000	972,000	11,754,000	209,000
Bacnar National High School	11,854,000	817,000	12,671,000	211,000
Bolingit National High School	9,558,000	681,000	10,239,000	200,000
Candido Marcellano Integrated School	2,892,000	451,000	3,343,000
Cobol National High School	7,598,000	645,000	8,243,000	150,000
Coliling National High School	11,444,000	863,000	12,307,000	211,000
Doyong National High School	13,435,000	960,000	14,395,000	321,000
Guelew Integrated School	7,230,000	715,000	7,945,000	150,000
Libas National High School	9,193,000	707,000	9,900,000	209,000
Lilimasan National High School	6,552,000	486,000	7,038,000	150,000
Mabalbalino National High School	11,941,000	884,000	12,825,000	371,000
Malacañang National High School	10,745,000	723,000	11,468,000	224,000
Salinap National High School	11,486,000	770,000	12,256,000	229,000
Tamayo National High School	8,786,000	733,000	9,519,000	277,000
Tarece Integrated School	8,478,000	793,000	9,271,000	206,000

Division of San Fernando City	46,884,000	6,029,000	52,913,000	1,311,000

Division Office - Proper	1,132,000		1,132,000
Bangbangolan National High School	4,573,000	446,000	5,019,000	150,000
Dr. Quintin Balcita, Sr. National High School	7,879,000	620,000	8,499,000	211,000
La Union National High School - Sacyud Annex	2,222,000	341,000	2,563,000	150,000
Lingsat Integrated School	403,000	955,000	1,358,000	150,000
Nagyubuyuban Integrated School		300,000	300,000	150,000
Pagudpud Integrated School	403,000	398,000	801,000
Pao National High School	3,119,000	341,000	3,460,000	150,000

JANUARY 3, 2022	OFFICIAL GAZETTE	871
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
San Fernando City National Vocational High School	5,721,000	643,000	6,364,000
San Fernando City SPED Integrated High School	2,569,000	330,000	2,899,000	150,000
San Fernando South Central Integrated School	18,460,000	1,394,000	19,854,000	200,000
Sibuan-Otong Integrated School	403,000	261,000	664,000

Division of Urdaneta City	142,046,000	10,573,000	152,619,000	3,251,000

Division Office - Proper	2,045,000		2,045,000
Anonas National High School	10,815,000	767,000	11,582,000	177,000
Bactad East High School	5,870,000	426,000	6,296,000	150,000
Cabaruan National High School	12,818,000	744,000	13,562,000	279,000
Cabuloan National High School	8,222,000	598,000	8,820,000	150,000
Calegu Integrated School	871,000	361,000	1,232,000	150,000
Camabu National High School	7,580,000	568,000	8,148,000	150,000
Camantiles National High School	10,418,000	804,000	11,222,000	300,000
Casabula National High School	5,419,000	396,000	5,815,000	150,000
Catablan National High School	8,982,000	617,000	9,599,000	197,000
Cayambanan National High School	9,626,000	651,000	10,277,000	153,000
Don Alipio Fernandez, Sr. Integrated School	4,302,000	498,000	4,800,000	150,000
Don Antonio Bongolan National High School	10,986,000	549,000	11,535,000	161,000
Labit National High School	6,798,000	715,000	7,513,000	150,000
Mariano Q. Umipig National High School	9,990,000	637,000	10,627,000	220,000
Nancalobasaan National High School	8,310,000	591,000	8,901,000	165,000
Palina West National High School	6,462,000	574,000	7,036,000	161,000
Pedro T. Orata National High School	8,494,000	602,000	9,096,000	238,000
San Jose Leet Integrated School	4,038,000	475,000	4,513,000	150,000

Division of Vigan City	20,638,000	1,530,000	22,168,000	482,000

Division Office - Proper	339,000		339,000
Vigan East National High School	14,463,000	999,000	15,462,000	332,000
Vigan West National High School	5,836,000	531,000	6,367,000	150,000

Cordillera Administrative Region (CAR)	1,449,710,000	136,807,000	1,586,517,000	34,974,000

Division of Abra	226,154,000	20,453,000	246,607,000	6,868,000

Division Office - Proper	4,040,000		4,040,000
Abas National High School	4,174,000	389,000	4,563,000	150,000
Abra High School - Calot Extension		344,000	344,000
An-Anaao Integrated School	403,000	355,000	758,000
Baay National High School	7,254,000	418,000	7,672,000	150,000
Baay National High School - Extension		369,000	369,000	150,000
Ba-i Integrated School		219,000	219,000
Bolbolo National High School	4,075,000	364,000	4,439,000	150,000
Boliney National High School	4,140,000	456,000	4,596,000	165,000
Caganayan National High School	3,677,000	357,000	4,034,000	150,000
Capitan National High School	5,908,000	473,000	6,381,000	151,000
Cayapa National High School	6,374,000	494,000	6,868,000	150,000
Dalit National High School	9,044,000	636,000	9,680,000	255,000
Dilong National High School	4,508,000	389,000	4,897,000	150,000
Dugong National High School	7,064,000	527,000	7,591,000	193,000
Gaddani National High School	16,580,000	1,070,000	17,650,000	548,000
La Paz Integrated School	1,619,000	607,000	2,226,000
Langiden National High School	5,851,000	468,000	6,319,000	150,000
Layugan Integrated School		249,000	249,000
Licuan Integrated School	403,000	224,000	627,000
Lul-luno National High School	4,117,000	353,000	4,470,000	150,000
Lumaba Integrated School		236,000	236,000
Luzong National High School	4,889,000	409,000	5,298,000	150,000
Maguyepyep Integrated School		226,000	226,000
Marc Israel B. Bernos Memorial National High School	14,032,000	987,000	15,019,000	626,000
Naglibacan Integrated School	403,000	224,000	627,000
Pangtod National High School	8,063,000	594,000	8,657,000	186,000
Penarrubia Integrated School	4,545,000	632,000	5,177,000	225,000
Pulot National High School	8,087,000	578,000	8,665,000	179,000
Quidaoen National High School	4,612,000	395,000	5,007,000	150,000
Rosalio Eduarte National High School	10,770,000	802,000	11,572,000	282,000
San Isidro National High School	8,116,000	622,000	8,738,000	248,000
San Jose Catacdegan National High School	16,121,000	1,127,000	17,248,000	525,000

872	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
San Quintin National High School	7,321,000	597,000	7,918,000	229,000
Supo National High School	4,317,000	362,000	4,679,000	150,000
Suyo National High School	13,835,000	995,000	14,830,000	444,000
Tabangao Integrated School		199,000	199,000
Tagodtod National High School	9,488,000	792,000	10,280,000	232,000
Tiempo National High School	4,941,000	427,000	5,368,000	150,000
Tineg National High School	6,193,000	471,000	6,664,000	150,000
Tuquib Integrated School	403,000	236,000	639,000
Western Abra National High School	10,787,000	781,000	11,568,000	280,000

Division of Apayao	167,498,000	17,175,000	184,673,000	4,420,000

Division Office - Proper	2,796,000		2,796,000
Allig National Agricultural and Trade School	5,032,000	440,000	5,472,000	150,000
Apayao Science High School	5,823,000	531,000	6,354,000	208,000
Bacda National High School	8,722,000	709,000	9,431,000	275,000
Butao Integrated School		221,000	221,000
Cadaclan Integrated School		214,000	214,000
Calanasan National High School	6,332,000	398,000	6,730,000	150,000
Conner National High School	9,983,000	765,000	10,748,000	241,000
Consuelo National High School	2,115,000	330,000	2,445,000
Cupis National High School	3,986,000	410,000	4,396,000	150,000
Dagara Integrated School		189,000	189,000
Gov. Benjamin Leguiab, Sr. Memorial National High School	5,438,000	555,000	5,993,000	150,000
Guina-ang National High School	2,528,000	356,000	2,884,000
Ili National High School	5,012,000	655,000	5,667,000
Kabugao Agro-Industrial High School	10,579,000	524,000	11,103,000	188,000
Kabugao National High School		549,000	549,000	150,000
Kalliat Integrated School		236,000	236,000
Luna National High School	11,527,000	842,000	12,369,000	344,000
Marag Valley Agricultural and Trade High School	4,477,000	427,000	4,904,000	150,000
Mataguisi Comprehensive High School	4,822,000	557,000	5,379,000	215,000
Mayor Bartolome Serut National Agricultural and Trade High School	3,803,000	384,000	4,187,000
Mayor Guillermo Barsatan School of Arts and Trades	5,754,000	620,000	6,374,000	200,000
Mayor Ricardo de San Jose, Sr. Comprehensive High School	8,197,000	659,000	8,856,000	169,000
Musimut National High School	1,755,000	312,000	2,067,000
Pio Dalim Memorial School of Arts and Trades	9,572,000	407,000	9,979,000	150,000
Pudtol Vocational High School	11,475,000	1,031,000	12,506,000	417,000
Sacpil National High School	1,693,000	339,000	2,032,000
San Francisco National Agricultural and Trade High School	2,999,000	361,000	3,360,000
Sipa-Imelda National High School	6,977,000	528,000	7,505,000	150,000
Sta. Filomena School of Arts and Trades		393,000	393,000	150,000
Sta. Marcela National High School	10,048,000	821,000	10,869,000	298,000
Swan National Agricultural and Trade High School	3,357,000	420,000	3,777,000
Talifugo National High School	5,231,000	557,000	5,788,000	150,000
Tanglagan National High School		470,000	470,000	156,000
Tawit National High School	2,510,000	405,000	2,915,000
Tumog National Agricultural and Trade High School	4,955,000	560,000	5,515,000	209,000

Division of Baguio City	108,450,000	11,641,000	120,091,000	2,151,000

Division Office - Proper	1,104,000		1,104,000
Baguio City National High School - Fort del Pilar Annex		1,122,000	1,122,000
Baguio City National High School - Hillside Extension		473,000	473,000
Baguio City National Science High School	4,451,000	748,000	5,199,000	1,228,000
Bakakeng National High School (Baguio City NHS - Bakakeng Annex)	5,818,000	399,000	6,217,000
Dominican-Mirador National High School (Pines City National High School - Dominican Mirador Annex)	4,487,000	493,000	4,980,000
Doña Aurora National High School (Baguio City National High School - Doña Aurora Annex)	11,797,000	1,008,000	12,805,000
Happy Hollow National High School (Baguio City National High School - Happy Hollow Annex)	3,564,000	402,000	3,966,000
Joaquin Smith National High School	15,611,000	1,057,000	16,668,000	255,000
Lindawan National High School (Baguio City National High School - Lindawan Annex)	3,617,000	431,000	4,048,000
Pinget National High School (Pines City National High School - Pinsao Extension)	5,897,000	738,000	6,635,000
Pinsao National High School	13,520,000	862,000	14,382,000	150,000

JANUARY 3, 2022	OFFICIAL GAZETTE	873
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Quezon Hill National High School (Pines City National High School - Quezon Hill Annex)	10,407,000	973,000	11,380,000
Rizal National High School (Baguio City National High School - Rizal Annex)	12,284,000	1,299,000	13,583,000	150,000
San Vicente National High School (Baguio City National High School - San Vicente Annex)	9,076,000	991,000	10,067,000	176,000
Sto. Tomas National High School (Baguio City National High School - Sto. Tomas Annex)	6,817,000	645,000	7,462,000	192,000

Division of Benguet	240,072,000	26,946,000	267,018,000	7,249,000

Division Office - Proper	3,932,000		3,932,000
Adaoay National High School	7,711,000	544,000	8,255,000	165,000
Adaoay National High School - Abucot Extension		308,000	308,000	150,000
Ambiong National High School		309,000	309,000
Amlimay Integrated School		214,000	214,000
Ampucao National High School	7,228,000	723,000	7,951,000	305,000
Ampusongan National High School	11,289,000	607,000	11,896,000	150,000
Ampusongan National High School - Kayapa Extension		339,000	339,000	150,000
Bad-ayan Integrated School		232,000	232,000
Bakun National High School	6,882,000	502,000	7,384,000	150,000
Bakun National High School - Sinacbat Extension		441,000	441,000	150,000
Balili National High School	10,305,000	688,000	10,993,000	176,000
Balili National High School - Cabacab Annex		312,000	312,000	150,000
Bangao National High School	9,259,000	758,000	10,017,000	360,000
Bedbed National High School	3,234,000	376,000	3,610,000	150,000
Benguet National High School - Alno Extension		443,000	443,000	150,000
Benguet National High School - Bineng Annex		357,000	357,000	150,000
Benguet National High School - Puguis Annex		376,000	376,000
Binga National High School	4,601,000	425,000	5,026,000	150,000
Bulalacao National High School	6,406,000	540,000	6,946,000	150,000
Cabiten National High School	4,951,000	413,000	5,364,000	150,000
Camp 30 National High School	4,530,000	555,000	5,085,000	150,000
Catlubong National High School	6,603,000	598,000	7,201,000	150,000
Cayapas Integrated School		235,000	235,000
Cordillera Regional Science High School	10,800,000	1,750,000	12,550,000	277,000
Daklan National High School	3,867,000	454,000	4,321,000	174,000
Datakan Integrated School		309,000	309,000
Eastern La Trinidad National High School	8,893,000	722,000	9,615,000	232,000
Evelio Javier Memorial National High School	15,190,000	884,000	16,074,000	224,000
Evelio Javier Memorial National High School - Annex, Ansagan		336,000	336,000	150,000
Fianza Memorial National High School - Bantic Annex		321,000	321,000
Fianza Memorial National High School - Tinongdan	5,366,000	474,000	5,840,000	150,000
Gov. Bado Dangwa Agro-Industrial School - Taba-ao Annex		409,000	409,000	150,000
Guinaoang National High School	8,904,000	716,000	9,620,000	197,000
Kapangan Central National High School	9,389,000	693,000	10,082,000	277,000
Kapangan National High School	7,270,000	562,000	7,832,000	150,000
Kiwas Integrated School		201,000	201,000
Lam-ayan Integrated School		225,000	225,000
Laurencio Fianza National High School	5,905,000	464,000	6,369,000	150,000
Loacan National High School (Alejo M. Pacalso Memorial National High School)	4,852,000	616,000	5,468,000	170,000
Madaymen National High School	6,308,000	569,000	6,877,000	150,000
Nawal Integrated School		205,000	205,000
Palidan Integrated School		211,000	211,000
Sablan National High School	9,774,000	706,000	10,480,000	225,000
Sablan National High School - Balluay Extension	467,000	270,000	737,000
Sagpat Integrated School		246,000	246,000
Saguitlang Integrated School		218,000	218,000
Sinipsip National High School	11,102,000	700,000	11,802,000	216,000
Sinipsip National High School - Natubleng Extension		372,000	372,000	150,000
Tabio National High School	5,051,000	435,000	5,486,000	150,000
Tacadang National High School	3,517,000	240,000	3,757,000	150,000
Taloy Sur National High School	6,925,000	562,000	7,487,000	151,000
Tawangan-Lusod National High School	4,698,000	396,000	5,094,000	150,000
Tuba Central National High School	11,062,000	864,000	11,926,000	200,000
Tublay National Trade High School	5,161,000	473,000	5,634,000	150,000
Tublay School of Home Industries - Ambuklao Annex		346,000	346,000	150,000

874	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Twin Peaks National High School (Tuba National High School, Twin Peaks)	8,640,000	702,000	9,342,000

Division of Ifugao	194,296,000	16,866,000	211,162,000	4,607,000

Division Office - Proper	3,077,000		3,077,000
Aguinaldo National High School	7,929,000	796,000	8,725,000	150,000
Alupapan Integrated School		367,000	367,000	150,000
Asipulo National High School	9,149,000	823,000	9,972,000	179,000
Ayangan National Agricultural & Vocational High School	5,064,000	428,000	5,492,000	150,000
Banaue National High School Extension		468,000	468,000	150,000
Bangbang National High School	4,587,000	458,000	5,045,000	150,000
Caba National High School	4,433,000	369,000	4,802,000
Camandag National High School	3,619,000	383,000	4,002,000	150,000
Caragasan National High School	7,074,000	653,000	7,727,000
Danggo National High School	4,616,000	427,000	5,043,000
Eastern Potia National High School	10,217,000	565,000	10,782,000	229,000
Gohang National High School	9,417,000	696,000	10,113,000	150,000
Haliap National High School	10,265,000	643,000	10,908,000	150,000
Hapid National High School	17,461,000	570,000	18,031,000	150,000
Hapid National High School - Bimpal Annex		592,000	592,000	367,000
Hungduan National High School	7,772,000	629,000	8,401,000	150,000
Ifugao Provincial Science High School	7,222,000	578,000	7,800,000	514,000
Kalanguya National High School	3,070,000	458,000	3,528,000	150,000
Kiangan National High School	8,338,000	578,000	8,916,000	150,000
Lagawe National High School	5,859,000	418,000	6,277,000
Lawig National High School Extension		330,000	330,000
Mongilit Ligmayo National High School	5,846,000	488,000	6,334,000
Mungayang National High School		290,000	290,000
Natcak National High School (Haliap National High School - Ammoweg Annex)	3,159,000	338,000	3,497,000	150,000
Pinto National High School	8,550,000	679,000	9,229,000	150,000
Rufino E. Chungalao Science High School	4,749,000	406,000	5,155,000	150,000
Southern Hingyon National High School	11,362,000	766,000	12,128,000
Tinoc National High School	11,383,000	811,000	12,194,000	241,000
Tulaed National High School	5,944,000	532,000	6,476,000
Ubao National High School	14,134,000	918,000	15,052,000	307,000
Ubao National High School Extension		409,000	409,000	150,000
SHS within Namulditan ES				370,000

Division of Kalinga	154,630,000	13,233,000	167,863,000	4,328,000

Division Office - Proper	2,656,000		2,656,000
Allaquia National High School	3,543,000	408,000	3,951,000	150,000
Asibanglan National High School (Kalinga National High School - Asibanglan Annex)	4,075,000	377,000	4,452,000
Balbalan National High School		392,000	392,000	150,000
Bangad National High School	5,626,000	538,000	6,164,000	150,000
Batong Buhay National High School (Pasil National High School - Batong Buhay Annex)	5,397,000	400,000	5,797,000	150,000
Biga National High School	2,723,000	329,000	3,052,000	150,000
Cal-owan Agricultural and Vocational National High School	6,871,000	678,000	7,549,000	206,000
Camalog National High School	8,311,000	562,000	8,873,000	150,000
Cawagayan National High School	8,056,000	568,000	8,624,000	150,000
Central Pasil National High School (Pasil National High School - Amdalao National High School Annex)	8,938,000	587,000	9,525,000	150,000
Kinama National High School	6,494,000	603,000	7,097,000	170,000
Limos National High School	7,270,000	413,000	7,683,000	150,000
Lubuagan National High School	5,793,000	531,000	6,324,000	151,000
Macutay-Palao National High School	10,492,000	880,000	11,372,000	341,000
Magtoma National High School	10,579,000	641,000	11,220,000	150,000
Malagnat National High School	403,000	480,000	883,000	188,000
Mananig National High School (Kalinga National High School - Mananig Annex)	3,560,000	367,000	3,927,000
Pasil National High School	6,911,000	469,000	7,380,000	150,000
Santor National High School	2,023,000	378,000	2,401,000	150,000
Socbot National High School (Cawagayan National High School - Socbot Annex)	5,273,000	476,000	5,749,000	150,000
Southern Tinglayan National High School	6,962,000	505,000	7,467,000	163,000
Sumadel National High School	7,949,000	427,000	8,376,000	150,000

JANUARY 3, 2022	OFFICIAL GAZETTE	875
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Taloctoc General Comprehensive National High School (Tanudan
Vocational School - Taloctoc Annex)	4,018,000	386,000	4,404,000	150,000
Tanudan National High School	6,973,000	392,000	7,365,000	150,000
Tappo Vocational High School	6,366,000	562,000	6,928,000
Tinglayan National High School	3,958,000	292,000	4,250,000	150,000
Tulgao West Integrated School		218,000	218,000
Western Kalinga National High School	3,410,000	374,000	3,784,000	150,000
SHS in Lubuagan, Kalinga				409,000

Division of Mt. Province	270,854,000	22,611,000	293,465,000	3,973,000

Division Office - Proper	4,754,000		4,754,000
Abatan National High School	3,410,000	368,000	3,778,000
Agawa National High School	3,412,000	321,000	3,733,000
Albago National High School	6,629,000	464,000	7,093,000
Am-Am National High School	4,486,000	410,000	4,896,000
Ankileng National High School	8,184,000	510,000	8,694,000	169,000
Anonat National Agricultural and Vocational High School	4,061,000	476,000	4,537,000	150,000
Bacarri National Trade Agricultural High School - Bunot Extension		255,000	255,000
Bagnen National High School	3,731,000	407,000	4,138,000
Balaoa National High School (Tadian School of Arts and Trades - Balaoa Extension)	3,435,000	329,000	3,764,000
Balugan National High School	3,555,000	351,000	3,906,000
Banao National High School	5,490,000	504,000	5,994,000
Banawel National High School	3,002,000	372,000	3,374,000
Bangaan National High School	7,616,000	579,000	8,195,000
Banguitan National High School	3,448,000	341,000	3,789,000
Bansa National High School	4,321,000	421,000	4,742,000
Barlig National High School	6,792,000	449,000	7,241,000
Belwang National High School	3,939,000	308,000	4,247,000
Besao National High School	4,211,000	413,000	4,624,000	193,000
Betwagan National High School	6,563,000	554,000	7,117,000
Bunga National High School	2,848,000	380,000	3,228,000
Buringal National High School	5,096,000	449,000	5,545,000
Butigue National High School	7,273,000	481,000	7,754,000	332,000
Cagubatan National High School	6,188,000	462,000	6,650,000	151,000
Dacudac National High School	3,870,000	403,000	4,273,000	150,000
Dalican National High School	3,601,000	361,000	3,962,000
Data National High School	3,575,000	337,000	3,912,000
Guinaang National High school	5,778,000	458,000	6,236,000
Guinzadan National High School - Mayag Extension	1,223,000	289,000	1,512,000
Kadaclan National High School	5,214,000	427,000	5,641,000
Leseb National High School	3,760,000	348,000	4,108,000
Lias National High School	3,539,000	330,000	3,869,000
Lubon National High School	8,749,000	518,000	9,267,000	150,000
Lubon National High School - Mabalite Extension	409,000	258,000	667,000
Mabaay National High School	9,468,000	466,000	9,934,000	229,000
Masla National High School	7,040,000	455,000	7,495,000	150,000
Mt. Data National High School	9,560,000	726,000	10,286,000	454,000
Namatec National High School	4,473,000	346,000	4,819,000
Natonin Senior High School				522,000
Otucan-Bila National High School	7,012,000	520,000	7,532,000	293,000
Palitod National High School	6,066,000	549,000	6,615,000
Pingad National High School	7,927,000	602,000	8,529,000	323,000
Sabangan National High School	6,945,000	484,000	7,429,000	150,000
Saclit National High School	3,476,000	340,000	3,816,000
Sadanga National Technical-Vocational and Skills Training High School	7,397,000	553,000	7,950,000	183,000
Sagada National High School	6,643,000	512,000	7,155,000	374,000
Saliok National Technical-Vocational and Skills Training High School	3,754,000	358,000	4,112,000
San Rafael National High School	6,299,000	502,000	6,801,000
Sta. Isabel National High School	5,068,000	423,000	5,491,000
Subaba National High School	3,448,000	389,000	3,837,000
Talubin National High School	4,850,000	386,000	5,236,000
Tamboan National High School	3,472,000	350,000	3,822,000
Tapapan National High School	5,640,000	500,000	6,140,000
Tipunan National High School	6,366,000	480,000	6,846,000

876	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Tucucan National High School	3,788,000	337,000	4,125,000

Division of Tabuk City	87,756,000	7,882,000	95,638,000	1,378,000

Division Office - Proper	1,362,000		1,362,000
Agbannawag National High School	21,059,000	1,393,000	22,452,000	477,000
Bado Dangwa National High School (Tuga National High School - Bado Dangwa Annex)	6,663,000	516,000	7,179,000	151,000
Balawag National High School	5,095,000	422,000	5,517,000	150,000
Balong National High School (Tabuk National High School - Balong Annex)	6,270,000	515,000	6,785,000
Bulo National High School (Sumadel National High School - Bulo Annex)	5,439,000	427,000	5,866,000
Calaccad National High School	5,572,000	462,000	6,034,000
Cudal National High School	5,819,000	515,000	6,334,000	150,000
Dilag Integrated School	2,936,000	325,000	3,261,000	150,000
Eastern Kalinga National High School	3,731,000	389,000	4,120,000
Lacnog Integrated School		189,000	189,000
Maledda Integrated School		206,000	206,000
Nambaran Agro- Industrial National High School (Nambaran National High School)	6,267,000	598,000	6,865,000	150,000
Nambucayan National High School	4,085,000	398,000	4,483,000
Naneng National High School	7,145,000	438,000	7,583,000
Naneng National High School - Mosimos Extension		371,000	371,000
New Tanglag National High School	6,313,000	521,000	6,834,000	150,000
Toppan Integrated School		197,000	197,000

Region II - Cagayan Valley	2,439,457,000	218,755,000	2,658,212,000	71,161,000

Division of Batanes	31,561,000	2,196,000	33,757,000	750,000

Division Office - Proper	480,000		480,000
Batanes General Comprehensive High School (BPC-Uyugan High School)	5,440,000	377,000	5,817,000	150,000
Itbud Integrated School	4,942,000	374,000	5,316,000	150,000
Ivana National High School	8,710,000	464,000	9,174,000	150,000
Mahatao National High School	8,722,000	457,000	9,179,000	150,000
Raele Integrated School	3,267,000	329,000	3,596,000	150,000
Valugan Integrated School		195,000	195,000

Division of Cagayan	1,020,239,000	78,596,000	1,098,835,000	31,999,000

Division Office - Proper	15,369,000		15,369,000
Afusing National High School	14,674,000	961,000	15,635,000	373,000
Alcala Rural School - Baybayog	20,625,000	1,458,000	22,083,000	809,000
Alig Valley National High School	6,457,000	460,000	6,917,000	150,000
Amulung National High School - Baculud Extension	883,000	423,000	1,306,000	150,000
Andarayan National High School	29,522,000	1,989,000	31,511,000	1,080,000
Aparri East National High School	27,613,000	1,979,000	29,592,000	1,073,000
Babuyan Claro Integrated School	4,324,000	423,000	4,747,000	150,000
Baggao National Agricultural School - Sta. Margarita Annex	8,298,000	1,019,000	9,317,000	404,000
Baggao National High School	32,631,000	2,046,000	34,677,000	1,100,000
Baggao National High School - Agaman Annex	7,930,000	743,000	8,673,000	252,000
Baggao National High School - Imurung Annex	9,225,000	785,000	10,010,000	264,000
Baggao National School of Arts and Trades	19,125,000	1,385,000	20,510,000	522,000
Ballesteros National High School	37,626,000	2,841,000	40,467,000	1,582,000
Baua High School - Cabiraoan Annex	5,339,000	556,000	5,895,000	163,000
Baua National High School	15,980,000	1,059,000	17,039,000	396,000
Bayabat National High School	11,742,000	663,000	12,405,000	193,000
Bayabat National High School - La Suerte Extension	1,818,000	410,000	2,228,000	150,000
Bidduang National High School	9,135,000	636,000	9,771,000	234,000
Bural Integrated School	1,214,000	224,000	1,438,000
Cabatacan High School	12,691,000	779,000	13,470,000	273,000
Cabatacan High School - Nabannagan Annex	7,897,000	676,000	8,573,000	170,000
Cabbo National High School	13,582,000	1,011,000	14,593,000	328,000
Calaoagan Dackel National High School	32,309,000	1,435,000	33,744,000	685,000
Calaoagan Dackel National High School- Capissayan Annex		758,000	758,000	334,000
Calayan High School	19,784,000	849,000	20,633,000	605,000
Calayan High School - Dibay Extension	2,174,000	409,000	2,583,000
Calayan High School Annex (Camiguin)	3,716,000	546,000	4,262,000

JANUARY 3, 2022	OFFICIAL GAZETTE	877
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Calayan High School- Dilam Extension		332,000	332,000
Callao Norte High School	7,819,000	541,000	8,360,000	150,000
Casambalangan National High School (Sta. Ana High School)	10,814,000	798,000	11,612,000	271,000
Cataratan Integrated School	3,602,000	402,000	4,004,000	150,000
Catotoran Integrated School	1,277,000	393,000	1,670,000
Claveria National High School	3,772,000	382,000	4,154,000	150,000
Cordova National High School	17,696,000	1,097,000	18,793,000	493,000
Cordova National High School - Pacac Grande - Tana Extension	9,226,000	917,000	10,143,000	373,000
Dadda National High School	6,417,000	540,000	6,957,000	224,000
Dassun National High School	9,423,000	783,000	10,206,000	248,000
David M. Puzon Memorial National High School	15,351,000	1,025,000	16,376,000	419,000
Don Mariano Marcos High School	18,546,000	1,221,000	19,767,000	545,000
Don Severino Paglilauan High School (Nannarian National High School)	16,144,000	1,122,000	17,266,000	436,000
Dungao Integrated School	810,000	277,000	1,087,000
Felipe Tuzon Agricultural High School	4,351,000	379,000	4,730,000	150,000
Gadu National High School	35,836,000	1,772,000	37,608,000	761,000
Gadu National High School-Nangalisan Extension		846,000	846,000	433,000
Gammad National High School	11,441,000	870,000	12,311,000	321,000
Gonzaga National High School - Sta. Clara Annex		382,000	382,000	183,000
Hacienda Intal National High School (Baggao National High School)	13,553,000	1,011,000	14,564,000	376,000
Illuru High School	11,893,000	755,000	12,648,000	296,000
Ipil High School	6,921,000	594,000	7,515,000	215,000
Itawes National Agriculture and Technological School - Bagumbayan Annex	8,534,000	869,000	9,403,000	279,000
Itawes National High School	24,226,000	1,890,000	26,116,000	1,017,000
Lal-lo National High School	42,270,000	2,612,000	44,882,000	1,574,000
Lal-lo National High School - Bulala Norte Annex	6,645,000	593,000	7,238,000	174,000
Lal-lo National High School - Cabayabasan Annex	2,280,000	456,000	2,736,000	160,000
Lemu National High School	15,100,000	886,000	15,986,000	403,000
Libertad High School	22,181,000	1,530,000	23,711,000	873,000
Licerio Antiporda, Sr. High School	20,755,000	1,215,000	21,970,000	546,000
Licerio Antiporda, Sr. High School - Dalaya Extension	1,352,000	446,000	1,798,000	176,000
Licerio Antiporda, Sr. High School - Sta. Isabel Extension	1,352,000	452,000	1,804,000	150,000
Lipatan Integrated School	403,000	229,000	632,000
Logac National High School (Lallo National High School - Logac Annex)	17,179,000	1,120,000	18,299,000	488,000
Magalalag National High School	16,074,000	978,000	17,052,000	481,000
Magapit National High School	11,286,000	847,000	12,133,000	344,000
Mapurao Integrated Learning School	3,602,000	381,000	3,983,000
Matucay High School	11,203,000	862,000	12,065,000	383,000
Mauanan High School	8,199,000	593,000	8,792,000	204,000
Minabel Integrated School	810,000	332,000	1,142,000
Namuccayan Integrated School	3,021,000	438,000	3,459,000	150,000
Pattao National High School	16,394,000	1,088,000	17,482,000	463,000
Pattao National High School - Maddalero Extension	467,000	358,000	825,000	150,000
Peñablanca East National High School	10,147,000	792,000	10,939,000	266,000
Piat National High School	21,684,000	1,455,000	23,139,000	715,000
Rebecca Comprehensive High School	15,710,000	1,334,000	17,044,000	692,000
Rebecca High School	18,217,000	932,000	19,149,000	250,000
Sampaguita National High School	18,311,000	1,337,000	19,648,000	559,000
San Isidro Integrated School	810,000	432,000	1,242,000
San Juan Integrated School	403,000	233,000	636,000
Sanchez Mira High School	10,058,000	832,000	10,890,000	392,000
Sicalao Integrated School	4,884,000	431,000	5,315,000	150,000
Sta. Praxedes High School	7,947,000	645,000	8,592,000	250,000
Sta. Teresita National High School	21,036,000	1,432,000	22,468,000	635,000
Sta. Teresita National High School - Luga Extension	4,116,000	454,000	4,570,000	150,000
Sto. Niño National High School	19,738,000	1,362,000	21,100,000	726,000
Sto. Niño National High School - Abariongan Annex	8,523,000	710,000	9,233,000	247,000
Sto. Niño National High School - Lubo Extension	5,962,000	563,000	6,525,000	150,000
Taguing Integrated School	403,000	271,000	674,000
Tuao Vocational and Technical School - Culung Annex	10,002,000	1,026,000	11,028,000	268,000
Tuao Vocational and Technical School - Malummin Annex	4,678,000	643,000	5,321,000	270,000
Tuao Vocational and Technical School - Pata Extension	4,029,000	421,000	4,450,000	150,000
Utan Integrated School	4,315,000	451,000	4,766,000	150,000
Valley Cove Integrated School	3,365,000	381,000	3,746,000

878	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Vicente D. Trinidad National High School - TA. Sta Rosa Annex	6,002,000	607,000	6,609,000	156,000
Western Enrile Vocational School	9,991,000	715,000	10,706,000	174,000

Division of Cauayan City	90,936,000	8,931,000	99,867,000	2,768,000

Division Office - Proper	1,380,000		1,380,000
Buyon Integrated School		208,000	208,000
Cauayan City National High School - Cabaruan Annex	947,000	372,000	1,319,000	150,000
Cauayan City National High School - Research Annex	5,302,000	665,000	5,967,000	186,000
Cauayan National High School - Marabulig Extension		552,000	552,000	209,000
Gappal National High School	10,604,000	733,000	11,337,000	243,000
Linglingay National High School - (Isabela National High School Linglingay Extension)	5,354,000	416,000	5,770,000	150,000
Pinoma National High School (Isabela National High School - Pinoma Extension)	10,718,000	975,000	11,693,000	328,000
San Antonio National High School	8,652,000	666,000	9,318,000	209,000
San Luis Integrated School	403,000	247,000	650,000
Sillawit National High School	7,922,000	674,000	8,596,000	211,000
Villa Concepcion High School - Baculod Annex	474,000	467,000	941,000	150,000
Villa Concepcion High School - Rogus Extension	942,000	570,000	1,512,000	153,000
Villa Concepcion National High School	28,177,000	1,484,000	29,661,000	538,000
West Tabacal High School (Isabela National High School - West Tabacal Region High School Annex)	10,061,000	902,000	10,963,000	241,000

Division of Ilagan City	91,062,000	8,959,000	100,021,000	2,326,000

Division Office - Proper	1,539,000		1,539,000
Abuan National High School	810,000	294,000	1,104,000
Alinguigan 2nd Integrated School	-	215,000	215,000
Dappat Integrated School (Isabela National High School- Dappat Extension)	7,859,000	592,000	8,451,000	195,000
Gayong-gayong Integrated School	3,721,000	432,000	4,153,000	150,000
Ilagan East Integrated SPED Center	810,000	252,000	1,062,000
Ilagan Sports High School	9,143,000	602,000	9,745,000
Isabela School of Arts and Trades - Cabannungan Annex	2,365,000	902,000	3,267,000	192,000
Lupigue Integrated School	7,356,000	541,000	7,897,000	151,000
Manaring Integrated School	10,355,000	899,000	11,254,000	227,000
Rang-Ayan National High School (Isabela National High School- Rang-ayan Annex)	12,595,000	937,000	13,532,000	362,000
San Antonio Agricultural High School - San Rafael Annex	7,837,000	873,000	8,710,000	303,000
San Lorenzo Integrated School	8,789,000	741,000	9,530,000	234,000
San Pedro Integrated School	3,720,000	389,000	4,109,000
Sindun Bayabo Integrated School	1,277,000	323,000	1,600,000	150,000
Sta. Isabel National High School	12,886,000	967,000	13,853,000	362,000

Division of Isabela	738,189,000	72,847,000	811,036,000	21,709,000

Division Office - Proper	12,413,000		12,413,000
Addalam Region High School - Divinan Annex	1,249,000	321,000	1,570,000
Alfreda Albano National High School - Masipi Annex		508,000	508,000
Alibadabad National High School	9,873,000	859,000	10,732,000	316,000
Alicia Vocational School	13,048,000	1,018,000	14,066,000	339,000
Andabuen National High School	10,476,000	882,000	11,358,000	344,000
Antagan National High School (Isabela National High School -
Antagan I Annex)	10,664,000	797,000	11,461,000	279,000
Aurora Senior High School				2,266,000
Ayod Integrated School		236,000	236,000
Bacnor National High School (Calaguian National High School - Bacnor Annex)	10,112,000	783,000	10,895,000	232,000
Bagnos Integrated School		227,000	227,000
Balagan Integrated School	403,000	242,000	645,000
Balliao Integrated School	403,000	270,000	673,000
Banquero Integrated School	4,147,000	502,000	4,649,000
Barucboc National High School	10,020,000	859,000	10,879,000	252,000
Bayabo East Integrated School		261,000	261,000
Bayabo Integrated School	6,366,000	498,000	6,864,000
Biga Integrated School		212,000	212,000
Bimonton Integrated School	4,225,000	446,000	4,671,000	150,000
Bitabian National High School	470,000	364,000	834,000
Buenaventura G. Masigan National High School	12,887,000	893,000	13,780,000	358,000

JANUARY 3, 2022	OFFICIAL GAZETTE	879
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Cabaruan Integrated School	9,325,000	664,000	9,989,000	227,000
Cadaloria High School	9,405,000	705,000	10,110,000	206,000
Cadsalan Integrated School	4,286,000	432,000	4,718,000
Cebu Integrated School	4,194,000	388,000	4,582,000	150,000
Colorado Integrated School	5,162,000	497,000	5,659,000
Cordon National High School		808,000	808,000	309,000
Cubag Integrated School	403,000	279,000	682,000
Cumabao Integrated School	9,365,000	855,000	10,220,000	310,000
Cumu Integrated School	4,041,000	397,000	4,438,000
Dabubu High School	15,066,000	800,000	15,866,000	247,000
Dalena High School	3,675,000	526,000	4,201,000
Daragutan West Integrated School	810,000	278,000	1,088,000
Del Pilar Integrated School	7,131,000	586,000	7,717,000	150,000
Delfin Albano (Magsaysay) Stand Alone Senior High School				973,000
Delfin Albano High School - San Juan Annex	7,390,000	907,000	8,297,000	438,000
Diadi Region High School	11,052,000	937,000	11,989,000	323,000
Dibewan Integrated School	403,000	242,000	645,000
Dibulo Integrated School		300,000	300,000
Dicamay National High School	1,626,000	387,000	2,013,000
Dicamay Integrated School	2,992,000	369,000	3,361,000	150,000
Dietban Integrated School	5,654,000	498,000	6,152,000
Dinapigue National High School	9,692,000	753,000	10,445,000	273,000
Dingading Integrated School	7,148,000	534,000	7,682,000	150,000
Divilacan National High School (Isabela National High School - Divilacan Annex)	6,845,000	563,000	7,408,000	192,000
Dolores Integrated School	2,727,000	352,000	3,079,000
Doña Josefa E. Marcos National High School	9,608,000	739,000	10,347,000	181,000
Doña Magdalena Gaffud National High School	9,391,000	800,000	10,191,000	310,000
Dorganda High School	4,185,000	409,000	4,594,000	150,000
Duroc Integrated School	3,682,000	250,000	3,932,000
Echague National High School	25,570,000	1,735,000	27,305,000	944,000
Eden Integrated School	2,164,000	388,000	2,552,000	150,000
Fermeldy National High School	11,644,000	988,000	12,632,000	364,000
Fugaru Integrated School	3,710,000	384,000	4,094,000
Gamu Rural School - Junction Upi Annex	3,276,000	649,000	3,925,000
General Emilio Aguinaldo National High School	12,465,000	926,000	13,391,000	319,000
Highway Region High School	6,817,000	611,000	7,428,000	190,000
Ibujan Integrated School		204,000	204,000
Imbiao Integrated School		207,000	207,000
Imelda Marcos High School - Mabbayad Annex	403,000	336,000	739,000
Imelda Marcos National High School	9,893,000	829,000	10,722,000	300,000
Ingud - Ramona Integrated School	3,271,000	357,000	3,628,000
Isabela SPED Center Extension ( School for the Deaf)		244,000	244,000
Isabela Sports Senior High School				366,000
Jones Rural School - Malannit Annex	409,000	318,000	727,000
Josefina Albano National High Schhol (San Antonio High School - Paragu Extension)	5,637,000	450,000	6,087,000	150,000
La Paz National High School	7,613,000	634,000	8,247,000	204,000
La Suerte High School (Isabela National High School - La Suerte Extension)	6,020,000	516,000	6,536,000
Lanna National High School (Isabela National High School - Camp Samal Annex)	12,224,000	916,000	13,140,000	349,000
Lanting Region National High School (Roxas National High School - Lanting Region Annex)	11,418,000	823,000	12,241,000	263,000
Lapogan Integrated School		284,000	284,000
Lomboy Integrated School	7,211,000	544,000	7,755,000
Luis Fe - Gomez Diamantina National High School (Cabatuan National High School - Diamantina Annex)	8,743,000	717,000	9,460,000	216,000
Luna General Comprehensive High School	8,343,000	663,000	9,006,000	192,000
Macaniao Integrated School	7,091,000	554,000	7,645,000
Maconacon National High School	7,195,000	615,000	7,810,000	170,000
Malalinta National High School	3,855,000	508,000	4,363,000	150,000
Mallig National High School - Centro I Annex	810,000	686,000	1,496,000	163,000
Mallig National High School - Main	21,477,000	1,158,000	22,635,000	349,000
Maluno Integrated School	4,443,000	457,000	4,900,000
Manuel L. Quezon National High School	6,662,000	495,000	7,157,000	150,000
Marannao Integrated School	4,090,000	350,000	4,440,000
Minagbag High School	7,661,000	657,000	8,318,000

880	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Monico Rarama National High School (Muñoz High School Extension)	6,775,000	623,000	7,398,000	167,000
Naganacan - Villabuena National High School	6,614,000	574,000	7,188,000	150,000
New Magsaysay Integrated School	1,226,000	298,000	1,524,000
Nueva Era National High School		432,000	432,000
Palanan School of Agriculture and Trades	3,246,000	820,000	4,066,000
Palawan Integrated School	4,028,000	377,000	4,405,000
Palayan Region High School (Palayan National High School)	14,608,000	1,050,000	15,658,000	376,000
Pangal Sur National High School	7,248,000	623,000	7,871,000	213,000
Panninan Integrated School	403,000	247,000	650,000
Ragan Sur National High School (San Antonio High School - Ragan Sur Annex)	9,640,000	900,000	10,540,000	374,000
Rang-Ayan Integrated School	3,939,000	383,000	4,322,000
Reina Mercedes Integrated School		229,000	229,000
Reina Mercedes National High School	5,779,000	663,000	6,442,000	199,000
Rizal Comprehensive National High School	8,741,000	600,000	9,341,000
Rizal Integrated School	3,961,000	400,000	4,361,000	150,000
Roxas National High School - Matusalem Annex	2,872,000	396,000	3,268,000	150,000
Roxas Stand Alone Senior High School				1,505,000
San Antonino National High School	13,370,000	1,072,000	14,442,000	319,000
San Antonio High School - Aneg Extension	3,284,000	371,000	3,655,000
San Guillermo Agro-Industrial School (San Guillermo VIS)	13,076,000	1,023,000	14,099,000	546,000
San Isidro Integrated School	2,831,000	306,000	3,137,000
San Jose Integrated School	5,198,000	538,000	5,736,000	150,000
San Juan Integrated School	5,262,000	402,000	5,664,000
San Mariano II Central Integrated School	2,892,000	590,000	3,482,000
San Mariano National High School - Cataguing Extension	474,000	318,000	792,000
San Mariano National High School - Old San Mariano Extension	1,281,000	333,000	1,614,000
San Mariano National High School - Daragutan East Extension	6,647,000	564,000	7,211,000	243,000
San Mateo National High School	13,547,000	973,000	14,520,000	367,000
San Mateo Vocational High School - Annex Old Centro Proper	4,620,000	549,000	5,169,000	154,000
San Miguel Integrated School	12,232,000	972,000	13,204,000	387,000
San Sebastian Integrated School, Jones		236,000	236,000
San Sebastian Integrated School, Ramon	9,180,000	783,000	9,963,000	261,000
San Vicente Integrated School		245,000	245,000
Sgt. Prospero Bello High School - Dumaweng Annex	934,000	309,000	1,243,000
Sgt. Prospero Bello High School - Main	9,724,000	759,000	10,483,000	238,000
Simanu National High School	7,206,000	633,000	7,839,000	158,000
Simiimbaan Integrated School	5,918,000	564,000	6,482,000	177,000
Southeastern Region High School	3,262,000	469,000	3,731,000
Sta. Cruz Integrated School	403,000	248,000	651,000
Sta. Filomena Integrated School	3,230,000	395,000	3,625,000
Sto. Domingo Integrated School	3,567,000	396,000	3,963,000	150,000
Sto. Domingo-San Isidro Integrated School	1,214,000	392,000	1,606,000
Sto. Niño Integrated School	6,450,000	844,000	7,294,000	156,000
Sto. Tomas Integrated School	1,742,000	340,000	2,082,000
Surcoc Integrated School	810,000	247,000	1,057,000
Taliktik Integrated School	403,000	239,000	642,000
Turod Integrated School	6,521,000	509,000	7,030,000	150,000
Ueg National High School	8,272,000	665,000	8,937,000	215,000
Victoria Integrated School		216,000	216,000
Villa Cacho Integrated School	3,519,000	413,000	3,932,000	150,000
Villa Domingo National High School (Angadanan High School - Villa Domingo Annex)	6,590,000	531,000	7,121,000	150,000
Villa Fugu Integrated School		217,000	217,000

JANUARY 3, 2022	OFFICIAL GAZETTE	881
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Villa Miranda Integrated School	2,831,000	295,000	3,126,000
Villaluz Integrated School	7,237,000	580,000	7,817,000
Wigan Integrated School	7,729,000	599,000	8,328,000	190,000
Yeban Integrated School (Isabela National High School - Yeban Annex)	5,524,000	461,000	5,985,000

Division of Nueva Vizcaya	227,694,000	19,474,000	247,168,000	6,208,000

Division Office - Proper	3,342,000		3,342,000
Abuyo National High School	938,000	356,000	1,294,000	150,000
Alimit Integrated School		209,000	209,000
Ambaguio National High School	10,061,000	809,000	10,870,000	326,000
Bascaran National High School	9,254,000	709,000	9,963,000	161,000
Belance High School (NVSIT Campus)	15,257,000	1,033,000	16,290,000	463,000
Binalian Integrated School	5,738,000	472,000	6,210,000	150,000
Bugkalot National High School	3,639,000	353,000	3,992,000	150,000
Cabayo Integrated School		203,000	203,000
Canabuan National High School	4,096,000	489,000	4,585,000	225,000
Carolotan National High School - NVSPC Campus	3,673,000	391,000	4,064,000	150,000
Casat National High School - NVSIT Campus	6,412,000	573,000	6,985,000	222,000
Casecnan National High School	7,114,000	561,000	7,675,000	150,000
Dippog National High School	3,761,000		3,761,000
Dulli Integrated School		197,000	197,000
Dupax Del Norte National High School	6,811,000	763,000	7,574,000	275,000
Eastern Nueva Vizcaya National High School	6,327,000	679,000	7,006,000	206,000
Ganao High School	5,679,000	556,000	6,235,000	181,000
Kakiduguen National High School	5,006,000	496,000	5,502,000	150,000
Kayapa National High School	10,321,000	648,000	10,969,000	167,000
Kongkong Valley National High School	11,994,000	1,044,000	13,038,000	428,000
Malabing Valley High School (Malabing High School - NVSPC Campus)	7,298,000	649,000	7,947,000	211,000
Martinez Cuyangan National High School	1,840,000	432,000	2,272,000	150,000
Mungia National High School (NVSPC Campus)	8,547,000	761,000	9,308,000	209,000
Murong National High School (NVSPC Campus)	7,610,000	661,000	8,271,000	190,000
Napo Tuyak National High School	4,161,000	403,000	4,564,000	150,000
Paima National High School	4,307,000	461,000	4,768,000	150,000
Paniki High School (NVSPC Campus)	7,400,000	576,000	7,976,000	150,000
Pinayag National High School	4,879,000	462,000	5,341,000
Runruno National High School	10,048,000	803,000	10,851,000	268,000
Sta. Clara High School (NVSPC Campus)	6,661,000	580,000	7,241,000	150,000
Sta. Cruz Pingkian High School (NVSIT Campus)	15,640,000	829,000	16,469,000	401,000
Sta. Fe National High School (NVSIT Campus)	21,160,000	1,123,000	22,283,000	475,000
Sto. Domingo Integrated School		230,000	230,000
Tiblac National High School	1,214,000	337,000	1,551,000
Tuao High School (NVSIT Campus)	7,506,000	626,000	8,132,000	150,000

Division of Quirino	175,695,000	18,361,000	194,056,000	3,283,000

Division Office - Proper	2,978,000		2,978,000
Aglipay National High School	10,533,000	692,000	11,225,000	238,000
Alicia Integrated School	3,747,000	391,000	4,138,000	150,000
Anak Integrated School	403,000	294,000	697,000
Balligui High School	6,613,000	632,000	7,245,000	186,000
Bannawag Integrated School	7,854,000	614,000	8,468,000	188,000
Burgos National High School	8,412,000	612,000	9,024,000	176,000
Cabarroguis Central School - Integrated SPED Center		202,000	202,000
Cabaruan Integrated School	4,550,000	336,000	4,886,000
Calaocan Integrated School	4,024,000	368,000	4,392,000
Cofcaville Integrated School	403,000	264,000	667,000
Dagupan Integrated School	403,000	223,000	626,000
Debibi Integrated School	6,338,000	546,000	6,884,000
Der-an Integrated School	403,000	265,000	668,000
Diffun CS - Integrated SPED Center	403,000	199,000	602,000
Dingasan Integrated School	3,628,000	343,000	3,971,000
Dioryong Integrated School	3,623,000	399,000	4,022,000	150,000
Dipintin High School	7,686,000	616,000	8,302,000	161,000
Disimungal Integrated School	3,676,000	458,000	4,134,000
Divisoria Sur Integrated School	3,948,000	393,000	4,341,000	150,000
Dumabato Integrated School	6,859,000	666,000	7,525,000	150,000
Dumabel Integrated School	3,682,000	341,000	4,023,000

882	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Dumanisi Integrated School	403,000	297,000	700,000
Eden Integrated School	403,000	226,000	629,000
Giayan Integrated School	4,794,000	502,000	5,296,000	150,000
Gulac Integrated School	412,000	245,000	657,000
Ifugao Village Integrated School	5,768,000	500,000	6,268,000	150,000
Kimmabayo Integrated School		201,000	201,000
Landingan Integrated School	3,553,000	380,000	3,933,000
Maddela North CS Integrated SPED Center		189,000	189,000
Magsaysay National High School	6,578,000	565,000	7,143,000	202,000
Matmad Integrated School	4,257,000	321,000	4,578,000
Nagabgaban Integrated School	5,681,000	369,000	6,050,000
Nagtipunan CS Integrated SPED Center		189,000	189,000
Nagtipunan National High School	9,933,000	749,000	10,682,000	344,000
Salvacion Integrated School	403,000	233,000	636,000
San Antonio Integrated School	5,565,000	512,000	6,077,000	150,000
San Isidro Integrated School	4,157,000	456,000	4,613,000
San Manuel Integrated School		196,000	196,000
San Martin Integrated School	3,999,000	369,000	4,368,000	150,000
Sangbay Integrated School	6,167,000	518,000	6,685,000	163,000
Scala Integrated School	8,140,000	666,000	8,806,000	275,000
Tucod High School	4,141,000	435,000	4,576,000	150,000
Upper Gabriela Integrated School	403,000	235,000	638,000
Villa Gracia Integrated School	3,676,000	353,000	4,029,000
Villarose Integrated School	3,485,000	371,000	3,856,000
Wasid Integrated School	3,611,000	430,000	4,041,000

Division of Santiago City	24,757,000	5,154,000	29,911,000	1,047,000

Division Office - Proper	697,000		697,000
Balintocatoc Integrated School	1,619,000	475,000	2,094,000
Divisoria High School - Naggasican Extension	-	603,000	603,000
Patul High School	15,560,000	1,118,000	16,678,000	263,000
Rosario National High School	5,261,000	799,000	6,060,000	346,000
Sagana National High School		609,000	609,000	241,000
Salvador Integrated School		383,000	383,000
San Jose Integrated School	810,000	354,000	1,164,000
Santiago City National High School-Sinsayon		505,000	505,000	197,000
Sinili Integrated School	810,000	308,000	1,118,000
Division of Tuguegarao City	39,324,000	4,237,000	43,561,000	1,071,000

Division Office - Proper	629,000		629,000
Annafunan Integrated School		218,000	218,000
Cagayan National High School Senior High				173,000
Capatan Integrated School		260,000	260,000
Carig IS	403,000	344,000	747,000
Cataggaman National High School (Cagayan National High School - Cataggaman Annex)	17,531,000	1,285,000	18,816,000	454,000
Libag Integrated School		231,000	231,000
Namabbalan Integrated School		208,000	208,000
Tuguegarao City Science High School	11,167,000	912,000	12,079,000	444,000
Tuguegarao City West High School	9,594,000	779,000	10,373,000

Region III - Central Luzon	3,185,223,000	319,073,000	3,504,296,000	87,604,000

Division of Angeles City	127,059,000	12,467,000	139,526,000	4,822,000

Division Office - Proper	2,195,000		2,195,000
Amsic Integrated School	13,300,000	1,129,000	14,429,000	410,000
Angeles City Senior High School				1,111,000
CM Recto ICT High School	12,635,000	1,101,000	13,736,000
Don Ambrocio Mendiola Integrated School	810,000	302,000	1,112,000
Dr. Clemente N. Dayrit Sr. Memorial High School	4,046,000	1,341,000	5,387,000
Gov. Rafael L. Lazatin Integrated School	19,533,000	1,505,000	21,038,000	557,000
Malabanias Integrated School	15,270,000	1,381,000	16,651,000	614,000

JANUARY 3, 2022	OFFICIAL GAZETTE	883
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Northville 15 Integrated School	23,005,000	1,952,000	24,957,000	713,000
Sapang Bato National High School	19,538,000	1,790,000	21,328,000	768,000
Sitio Target Integrated School	403,000	276,000	679,000
Sto. Domingo Integrated School	16,324,000	1,690,000	18,014,000	649,000

Division of Aurora	210,594,000	15,815,000	226,409,000	2,507,000

Division Office - Proper	2,999,000		2,999,000
Aurora National Science High School	11,562,000	709,000	12,271,000	415,000
Baler Stand Alone Senior High School				577,000
Bayanihan National High School	9,253,000	569,000	9,822,000
Borlongan National High School	6,108,000	542,000	6,650,000
Cabog Integrated School	763,000	502,000	1,265,000
Calabuanan National High School	9,165,000	534,000	9,699,000
Canili Area National High School	7,152,000	612,000	7,764,000	165,000
Carmen T. Valenzuela Integrated School	5,941,000	396,000	6,337,000
Diabarasin National High School	8,601,000	424,000	9,025,000
Diagyan National High School	9,747,000	518,000	10,265,000	213,000
Dianawan National High School	6,503,000	315,000	6,818,000
Dibacong National High School	11,171,000	427,000	11,598,000
Dikapinisan National High School	7,894,000	609,000	8,503,000	150,000
Dimanayat Integrated School	2,463,000	330,000	2,793,000
Dimanpudso National High School	5,596,000	357,000	5,953,000
Dimaseset National High School	638,000	289,000	927,000
Dinadiawan National High School	9,750,000	634,000	10,384,000	209,000
Diniog High School	5,334,000	436,000	5,770,000	150,000
Manggitahan National High School	16,549,000	805,000	17,354,000	263,000
Mariano D. Marquez Memorial National High School	7,708,000	653,000	8,361,000	150,000
Mariano Sindac Integrated School	3,243,000	384,000	3,627,000
Mijares National High School	750,000	432,000	1,182,000
Obligacion Integrated School	3,314,000	381,000	3,695,000
Puangi National High School	6,832,000	553,000	7,385,000
Ramada National High School	8,012,000	503,000	8,515,000
San Isidro National High School	2,016,000	555,000	2,571,000	215,000
San Luis National High School	20,656,000	1,040,000	21,696,000
Suguit National High School	651,000	248,000	899,000
Tinib-Calangcuasan Integrated School	488,000	541,000	1,029,000
Umiray National High School	7,772,000	730,000	8,502,000
Villa Aurora National High School	5,411,000	372,000	5,783,000
Wenceslao National High School	6,552,000	415,000	6,967,000

Division of Balanga City	403,000	280,000	683,000

Balanga City National Science High School	403,000	280,000	683,000

Division of Bataan	186,538,000	20,462,000	207,000,000	9,122,000

Division Office - Proper	2,432,000		2,432,000
Bagac National High School, Parang	12,455,000	876,000	13,331,000	298,000
Bangkal High School	810,000	278,000	1,088,000
Baseco National High School	1,622,000	471,000	2,093,000
Bataan High School for the Arts		190,000	190,000
Bigaan Integrated School	3,490,000	359,000	3,849,000	150,000
Dr. Victoria B. Roman Memorial High School	11,198,000	854,000	12,052,000	150,000
Hermosa National High School - Annex	5,617,000	597,000	6,214,000	150,000
Ipag National High School		521,000	521,000
Kanawan Integrated School	1,650,000	340,000	1,990,000	150,000
Legua Integrated School	403,000	293,000	696,000
Luakan National High School - Annex	16,899,000	1,235,000	18,134,000	150,000
Mabatang National High School	6,374,000	491,000	6,865,000	150,000
Mariveles National High School - Camaya Campus				3,148,000
Mariveles National High School Annex - Sisiman		743,000	743,000
Mariveles National High School, Cabcaben Annex	6,124,000	656,000	6,780,000	150,000
Mariveles National High School, Cabcaben Annex (Alasasin)	9,736,000	978,000	10,714,000
Mariveles National High School, Cabcaben Annex (Batangas II)	5,048,000	739,000	5,787,000	193,000
Mariveles National High School, Malaya	12,224,000	917,000	13,141,000	209,000
Mariveles Senior High School - Sitio Mabuhay				1,981,000
Morong National High School - Mabayo Annex	6,108,000	716,000	6,824,000	161,000
Nagbalayong High School	10,616,000	799,000	11,415,000	271,000
Orani National High School Annex, Pagasa	3,686,000	533,000	4,219,000	150,000

884	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Orani North National High School Annex- (Orani National High School- Parang-Parang )	23,014,000	1,887,000	24,901,000	765,000
Pagalanggang High School - Annex	11,382,000	957,000	12,339,000	192,000
Pulo Integrated School		206,000	206,000
Roosevelt National High School	3,243,000	769,000	4,012,000	150,000
Samal National High School - Annex	7,200,000	856,000	8,056,000
Sampaloc Integrated School	403,000	305,000	708,000
Saysain High School	7,572,000	709,000	8,281,000	167,000
St. Francis National High School	16,426,000	1,357,000	17,783,000	387,000
Sumalo Integrated School	403,000	531,000	934,000
Tucop IS	403,000	299,000	702,000

Division of Bulacan	166,482,000	20,877,000	187,359,000	3,643,000

Division Office - Proper	2,791,000		2,791,000
Baliuag Senior High School				306,000
Banga High School	23,893,000	1,744,000	25,637,000	154,000
Batia High School	14,634,000	1,299,000	15,933,000
Binagbag High School (Angel M. Del Rosario High School)	12,844,000	955,000	13,799,000	169,000
Binagbag National High School Annex (DRT) - Sapang Bulac High School	4,369,000	502,000	4,871,000	150,000
Binagbag National High School Annex (DRT) - Talbak High School	3,490,000	381,000	3,871,000	150,000
Bulihan High School	1,619,000	369,000	1,988,000
Dr. Pablito V. Mendoza, Sr. High School	14,860,000	1,006,000	15,866,000	440,000
Dulong Malabon Integrated School		268,000	268,000
Esteban Paulino High School	3,418,000	410,000	3,828,000	150,000
F.F. Halili National Agricutural School - Annex		423,000	423,000
Fortunato F. Halili National Agricultural School, Cay Pambo-Annex	5,666,000	1,121,000	6,787,000
Gabihan High School		227,000	227,000
GAT Francisco Balagtas High School	3,642,000	798,000	4,440,000
Gen. Gregorio H. del Pilar Integrated School	403,000	725,000	1,128,000
Guiguinto National Vocational High School - Annex		1,011,000	1,011,000
Heritage Homes Integrated School	1,619,000	594,000	2,213,000	150,000
Inaon Integrated School	403,000	274,000	677,000
Kalayakan High School		309,000	309,000
Kapitangan National High School	7,243,000	660,000	7,903,000	167,000
Lydia D. Villangca Trade School	11,438,000	1,011,000	12,449,000	193,000
Maligaya High School	4,470,000	430,000	4,900,000	150,000
National Power Corporation National High School	4,315,000	455,000	4,770,000
Obando Senior High School				476,000
Pinalagdan High School	3,475,000	426,000	3,901,000
Romeo Acuña Santos Memorial High School	8,636,000	883,000	9,519,000
San Gabriel National High School	1,619,000	624,000	2,243,000
San Miguel - Meysulao High School	3,924,000	544,000	4,468,000	150,000
Sta. Catalina Bata National High School	4,896,000	624,000	5,520,000	234,000
Sta. Cruz High School	5,023,000	938,000	5,961,000	150,000
Sta. Cruz National High School	6,289,000	590,000	6,879,000	150,000
Teodoro Evangelista Memorial High School	6,678,000	791,000	7,469,000
Upig High School	4,825,000	485,000	5,310,000
SHS within Luis Gravador Elementary School				304,000

Division of Cabanatuan City	28,591,000	8,303,000	36,894,000	852,000

Division Office - Proper	1,123,000	-	1,123,000
Bakod Bayan Integrated School	810,000	392,000	1,202,000
Balite Integrated School	403,000	383,000	786,000
Caalibangbangan Integrated School	810,000	770,000	1,580,000
Cabanatuan City Senior High School				852,000
Daan Sarile Integrated School	3,330,000	826,000	4,156,000
Imelda Integrated School	7,705,000	1,157,000	8,862,000
Lazaro Francisco Integrated School	1,214,000	1,313,000	2,527,000
Luis O. Renon Integrated School	810,000	344,000	1,154,000
Mabini Homesite Integrated School	409,000	721,000	1,130,000
P.G. Crisostomo Integrated School	403,000	711,000	1,114,000
Palagay Integrated School	3,339,000	455,000	3,794,000
San Isidro Integrated School	8,235,000	1,231,000	9,466,000

JANUARY 3, 2022	OFFICIAL GAZETTE	885
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE

Division of Gapan City	20,075,000	2,977,000	23,052,000	602,000

Division Office - Proper	479,000		479,000
Gapan East Integrated School		457,000	457,000
Herminio G. Nicolas High School	6,371,000	634,000	7,005,000	236,000
Kapalangan National High School	6,292,000	600,000	6,892,000	150,000
Marelo Integrated School		293,000	293,000
Maruhat National High School	6,933,000	634,000	7,567,000	216,000
Sto. Cristo Proper Integrated School		359,000	359,000

Division of Mabalacat City	101,476,000	7,731,000	109,207,000	2,161,000

Division Office - Proper	1,798,000		1,798,000
Air Force City High School	5,542,000	480,000	6,022,000
Atlu Bola National High School	21,786,000	1,189,000	22,975,000
Bical High School	9,335,000	837,000	10,172,000
Dr. Adelaido C. Bernardo National High School	8,398,000	800,000	9,198,000
Duquit High School	26,195,000	1,947,000	28,142,000
Hearing Impaired Special Education (HI - SPED)		197,000	197,000
Mabalacat Technical Vocational High School	20,591,000	1,437,000	22,028,000	326,000
Santos Ventura National High School	7,831,000	844,000	8,675,000	585,000
SHS within Sapang Biabas Resettlement ES				1,250,000

Division of Malolos City	139,659,000	11,074,000	150,733,000	1,681,000

Division Office - Proper	2,324,000		2,324,000
Barasoain Memorial Integrated School	3,239,000	862,000	4,101,000
City of Malolos High School - Canalate	6,598,000	556,000	7,154,000
City of Malolos Integrated School - Atlag	14,620,000	1,125,000	15,745,000	550,000
City of Malolos Integrated School - Babatnin	3,450,000	412,000	3,862,000
City of Malolos Integrated School - Catmon	6,845,000	790,000	7,635,000
City of Malolos Integrated School - Sto. Rosario	38,090,000	2,649,000	40,739,000	562,000
Cong. Teodulo Natividad High School	21,286,000	1,352,000	22,638,000
Malolos City High School - Bungahan	13,205,000	910,000	14,115,000
Malolos City High School - Santisima Trinidad	13,285,000	1,263,000	14,548,000
Pamarawan High School (M. H. del Pilar Annex)	6,345,000	568,000	6,913,000	150,000
President Corazon Cojuangco-Aquino Memorial National High School	10,372,000	587,000	10,959,000	150,000
SHS in Malolos City				269,000

Division of Meycauayan City	61,567,000	6,208,000	67,775,000	1,222,000

Division Office - Proper	844,000		844,000
Academic Senior High School of the City of Meycauayan				599,000
Bancal Integrated School	32,495,000	1,711,000	34,206,000
City of Meycauayan Vocational Senior High School				473,000
Langka Integrated School	810,000	400,000	1,210,000
Malhacan Integrated School	3,477,000	725,000	4,202,000
Meycauayan National High School - Annex	11,620,000	938,000	12,558,000
Meycauayan West Central Integrated School	5,499,000	1,260,000	6,759,000
Saluysoy Integrated School	3,239,000	734,000	3,973,000
Ubihan High School	3,583,000	440,000	4,023,000	150,000

Division of Muñoz Science City	29,673,000	2,560,000	32,233,000	384,000

Division Office - Proper	519,000		519,000
Gabaldon Integrated School	5,840,000	483,000	6,323,000
Magtanggol Integrated School	2,627,000	410,000	3,037,000
Maragol Integrated School	5,931,000	491,000	6,422,000
Palusapis Integrated School	3,728,000	533,000	4,261,000	150,000
San Antonio Integrated School	11,028,000	643,000	11,671,000	234,000

Division of Nueva Ecija	392,408,000	42,789,000	435,197,000	17,165,000

Division Office - Proper	6,496,000		6,496,000
Aliaga National High School - Annex	5,120,000	593,000	5,713,000	150,000
Andres Bonifacio National High School	6,640,000	627,000	7,267,000	206,000
Azarcon Integrated School	810,000	322,000	1,132,000
Bagong Sikat Integrated School		220,000	220,000
Bagting National High School		318,000	318,000
Bakal II Integrated School		244,000	244,000
Baloy National High School (Paitan Sur High School - Baloy Annex)	3,898,000	417,000	4,315,000	150,000

886	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Barangay Militar National High School	9,290,000	727,000	10,017,000	282,000
Bartolome R. Sangalang National High School Annex - Macatcatuit	3,870,000	455,000	4,325,000	150,000
Batitang National High School	10,160,000	773,000	10,933,000	172,000
Binbin Integrated School	810,000	268,000	1,078,000
Bongabon Senior High School				3,066,000
Bued-Luna High School		211,000	211,000
Bulac High School	6,970,000	605,000	7,575,000	150,000
Bunga Integrated School	3,585,000	510,000	4,095,000	150,000
Bunol Integrated School		254,000	254,000
Burgos National High School	6,748,000	622,000	7,370,000	151,000
Cabiao National High School Annex - Sta Isabel	2,097,000	425,000	2,522,000	150,000
Cabiao Senior High School				398,000
Callos Integrated School	403,000	318,000	721,000
Cambitala National High School	3,899,000	389,000	4,288,000	150,000
Carranglan National High School - Capintalan Annex	9,140,000	809,000	9,949,000	307,000
Cinense Integrated School		359,000	359,000
Concepcion Integrated School		248,000	248,000
Conversion Integrated School	2,831,000	392,000	3,223,000	150,000
Cuyapo National High School - Annex	1,636,000	413,000	2,049,000	150,000
Doña Juana Chioco National High School Annex - Agupalo Weste	7,195,000	555,000	7,750,000	151,000
Emilia Belmonte Acosta National High School	4,747,000	792,000	5,539,000	326,000
Eusebio G. Asuncion Integrated School		244,000	244,000
F. Buencamino, Sr. Integrated School	6,361,000	827,000	7,188,000	199,000
Gabaldon Vocational Agricultural High School - Annex	14,210,000	1,058,000	15,268,000	426,000
Ganduz High School	9,074,000	680,000	9,754,000	170,000
Gen. Luna Integrated School	4,071,000	378,000	4,449,000	150,000
General Tinio National High School (Pias Campus Annex)	8,228,000	722,000	8,950,000	271,000
Gregorio T. Crespo Memorial High School	4,824,000	525,000	5,349,000	150,000
Irenea Integrated School		199,000	199,000
Jaen National High School - Marawa Annex	6,742,000	714,000	7,456,000	150,000
Jaen National High School Annex - San Pablo	5,893,000	774,000	6,667,000	309,000
Lambakin High School (Putlod - San Jose National High School Annex)	14,158,000	1,063,000	15,221,000	410,000
Las Piñas Integrated School	403,000	314,000	717,000
Luis Gonzales Integrated School		245,000	245,000
Malacañang National High School	7,935,000	656,000	8,591,000	153,000
Maligaya National High School Annex - Doña Josefa	3,828,000	376,000	4,204,000	150,000
Mambangnan National High School	12,542,000	1,113,000	13,655,000	287,000
Marikit Integrated School		220,000	220,000
Mataas Na Kahoy National High School	8,905,000	733,000	9,638,000	218,000
Maybubon Integrated School		252,000	252,000
Nagpandayan High School Annex	4,706,000	608,000	5,314,000	165,000
Nagpandayan National High School	8,811,000	582,000	9,393,000	150,000
Nampicuan National High School (Recuerdo National High School Annex)	9,116,000	721,000	9,837,000	314,000
NEHS Senior High School				173,000
Pagtalunan High School		338,000	338,000
Paitan Sur National High School	9,218,000	822,000	10,040,000	245,000
Palale High School	810,000	350,000	1,160,000
Pantabangan National High School - Cadaclan Integrated School	6,585,000	584,000	7,169,000	160,000
Pulo National High School	9,948,000	738,000	10,686,000	150,000
Quezon Integrated School		263,000	263,000
Recuerdo National High School	6,931,000	606,000	7,537,000	150,000
Restituto B. Peria High School Annex - San Carlos	7,009,000	532,000	7,541,000	199,000
Salagusog National High School	6,484,000	572,000	7,056,000	150,000
San Alejandro Integrated School		246,000	246,000
San Andres High School	6,247,000	670,000	6,917,000	150,000
San Andres High School - Annex	7,911,000	763,000	8,674,000	181,000
San Andres I Integrated School		280,000	280,000
San Bernardino Integrated School		263,000	263,000
San Isidro National High School	9,906,000	852,000	10,758,000	309,000
San Juan Integrated School		299,000	299,000
San Leonardo National High School	5,681,000	665,000	6,346,000	239,000
San Pascual Integrated School		241,000	241,000
Santa Rosa Integrated School		367,000	367,000
Santor National High School		236,000	236,000

JANUARY 3, 2022	OFFICIAL GAZETTE	887
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
St. Joseph National High School		239,000	239,000
Sta. Barbara Integrated School	4,032,000	417,000	4,449,000	150,000
Sta. Barbara National High School	11,868,000	952,000	12,820,000	268,000
Sta. Barbara National High School Annex - Panabingan	6,588,000	580,000	7,168,000	150,000
Sta. Maria National High School	12,200,000	796,000	12,996,000	293,000
Sto. Rosario National High School, Sto. Domingo	10,659,000	800,000	11,459,000	355,000
Tabacao High School	10,812,000	872,000	11,684,000	300,000
Tagumpay Integrated School	403,000	242,000	645,000
Tagumpay Nagaño High School	10,336,000	718,000	11,054,000	158,000
Talabutab National High School - E. L. Joson Annex	9,208,000	719,000	9,927,000	158,000
Talavera Senior High School				2,648,000
Talugtug National High School Annex - Saverona		443,000	443,000	151,000
Vaca Valley National High School Annex - San Felipe Integrated School	4,111,000	410,000	4,521,000	150,000
Vega National High School	8,906,000	732,000	9,638,000	197,000
Virginia D. Dulay Integrated School	403,000	312,000	715,000
Division of Olongapo City	63,577,000	5,755,000	69,332,000	4,216,000

Division Office - Proper	975,000		975,000
City of Olongapo National High School - James L. Gordon Integrated School	10,566,000	964,000	11,530,000
Gordon Heights National High School - St. Rita High School	8,228,000	984,000	9,212,000
Iram High School (resettlement school)	8,849,000	735,000	9,584,000
Mabayuan Senior High School Stand Alone 2				950,000
New Cabalan Senior High School				1,253,000
Old Cabalan High School	20,859,000	1,604,000	22,463,000
Sergia Soriano Esteban High School	11,480,000	1,059,000	12,539,000
Sergia Soriano Esteban High School II	2,620,000	409,000	3,029,000
SHS within Barretto 1 ES				671,000
SHS within Tapinac ES				1,342,000
Division of Pampanga	451,639,000	40,521,000	492,160,000	10,966,000

Division Office - Proper	6,553,000		6,553,000
Ambrosio S. Simpao Educational and Trade Center of Learning (ASSET)	8,535,000	834,000	9,369,000	181,000
Ayala High School	12,011,000	1,195,000	13,206,000	543,000
Bacolor Municipal High School	8,626,000	495,000	9,121,000	150,000
Bancal Pugad Integrated School	4,236,000	294,000	4,530,000
Baruya National High School	14,606,000	796,000	15,402,000
Becuran National High School Annex (San Basilio High School)	10,518,000	841,000	11,359,000	337,000
Bulac National High School, Minalin	4,381,000	573,000	4,954,000	150,000
Calantipe High School		412,000	412,000
Camba National High School - Candating High School	7,888,000	691,000	8,579,000
Camias High School	2,557,000	339,000	2,896,000	150,000
Concepcion Integrated School (San Pedro National High School - Concepcion Integrated School)	17,904,000	788,000	18,692,000	174,000
Conrado C. Macapinlac, Sr. National High School	4,576,000	545,000	5,121,000
Dalayap National High School, Macabebe	5,606,000	436,000	6,042,000	150,000
Del Carmen National High School	11,797,000	913,000	12,710,000	305,000
Don Antonio Lee Chi Uan Integrated School	13,201,000	874,000	14,075,000	222,000
Gatiawin National High School	6,515,000	1,002,000	7,517,000
Gerry Rodriguez High School	11,324,000	868,000	12,192,000	209,000
Lanang High School	2,867,000	456,000	3,323,000
Macabebe High School	14,452,000	996,000	15,448,000	247,000
Malauli High School	5,534,000	575,000	6,109,000	150,000
Malusac National High School	5,240,000	504,000	5,744,000	150,000
Mangga High School	4,452,000	615,000	5,067,000	150,000
Mapaniqui National High School	9,708,000	851,000	10,559,000	264,000
Nabuclod Integrated School		289,000	289,000
Paralaya High School	15,123,000	1,159,000	16,282,000
Pasay City North High School - Basa Air Base Annex	8,007,000	190,000	8,197,000
Planas High School	9,928,000	763,000	10,691,000	179,000
Porac Model Community High School - Villa Maria High School	4,535,000	420,000	4,955,000	150,000
Prado Siongco High School		539,000	539,000
Pulong Gubat High School	1,690,000	414,000	2,104,000
Rodolfo V. Feliciano Memorial High School	10,929,000	995,000	11,924,000
Sagrada Familia Integrated School	11,992,000	955,000	12,947,000	298,000
Salapungan National High School - Annex Mandili	6,666,000	834,000	7,500,000	325,000

888	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Sampaga High School	11,354,000	837,000	12,191,000	150,000
San Esteban National High School	8,890,000	598,000	9,488,000	150,000
San Esteban National High School-Consuelo		456,000	456,000	150,000
San Isidro National High School (San Jose Integrated)	5,226,000	513,000	5,739,000	150,000
San Isidro National High School, Bacolor	10,437,000	791,000	11,228,000	154,000
San Jose Gumi Integrated School	2,039,000	309,000	2,348,000
San Jose National High School	9,144,000	774,000	9,918,000	241,000
San Juan Baño High School		424,000	424,000
San Juan-San Luis National High School	10,589,000	778,000	11,367,000	206,000
San Luis National High School	22,234,000	1,729,000	23,963,000	1,121,000
San Nicolas Integrated School	4,382,000	399,000	4,781,000
San Roque Arbol High School	4,587,000	586,000	5,173,000	186,000
San Simon High School	21,045,000	1,502,000	22,547,000	481,000
Santiago National High School		458,000	458,000
Sapang Kawayan High School	4,429,000	464,000	4,893,000	150,000
Sapang Uwak High School		250,000	250,000
Sebitanan National High School	3,246,000	386,000	3,632,000	150,000
Sitio Mindanao Integrated School		240,000	240,000
Sta. Catalina High School	6,755,000	589,000	7,344,000
Sta. Monica High School	4,962,000	607,000	5,569,000	150,000
Sta. Teresa II Integrated School	3,437,000	472,000	3,909,000
Sto. Rosario National High School		441,000	441,000
Sto. Tomas National High School, Sto. Tomas	10,479,000	692,000	11,171,000	156,000
Sucad National High School, Apalit	11,039,000	907,000	11,946,000	335,000
Tagulod National High School	5,250,000	545,000	5,795,000	150,000
Telacsan National High School	12,380,000	736,000	13,116,000	302,000
Telesforo Natividad National High School	11,412,000	1,073,000	12,485,000	360,000
Wenceslao Village High School	6,366,000	514,000	6,880,000
SHS in Apalit, Pampanga				583,000
SHS in Magalang, Pampanga				1,157,000

Division of San Fernando City	211,526,000	18,286,000	229,812,000	4,222,000

Division Office - Proper	3,451,000		3,451,000
Archbishop Emilio Cinense Integrated School	1,619,000	400,000	2,019,000
Baliti Integrated School	8,595,000	767,000	9,362,000	150,000
Calulut Integrated School	7,845,000	897,000	8,742,000	302,000
City of San Fernando Tech-Voc Senior High School				285,000
City of San Fernando West Integrated School	8,212,000	537,000	8,749,000	150,000
Del Carmen Integrated School	3,684,000	530,000	4,214,000	150,000
Dolores Stand Alone Senior High School				395,000
Information and Communication Technology (ICT) High School	10,825,000	864,000	11,689,000	394,000
Lara Integrated School	6,163,000	587,000	6,750,000
Magliman Integrated School	5,039,000	453,000	5,492,000	150,000
Maimpis Integrated School	9,394,000	767,000	10,161,000	199,000
Malino Integrated School	1,619,000	412,000	2,031,000
Malpitic Integrated School	2,023,000	473,000	2,496,000
Northville Integrated School	31,267,000	2,220,000	33,487,000	626,000
Nuestra Señora del Pilar Integrated School	21,048,000	1,117,000	22,165,000	344,000
Pandaras Integrated School	810,000	308,000	1,118,000	150,000
Panipuan Integrated School	15,865,000	1,027,000	16,892,000	312,000
Pulungbulu Integrated School	1,214,000	353,000	1,567,000
Saguin Integrated School	6,907,000	609,000	7,516,000
San Agustin Integrated School	3,360,000	480,000	3,840,000
San Isidro Integrated School	17,691,000	1,375,000	19,066,000
San Jose Panlumacan Integrated School	2,429,000	503,000	2,932,000
San Nicolas Integrated School	10,605,000	797,000	11,402,000
San Pablo Integrated School	1,619,000	385,000	2,004,000
St. Vincent of Quebiawan Integrated School	11,318,000	769,000	12,087,000	150,000
Sta. Lucia Integrated School	7,958,000	938,000	8,896,000	229,000
Telabastagan Integrated School	10,966,000	718,000	11,684,000	236,000

JANUARY 3, 2022	OFFICIAL GAZETTE	889
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE

Division of San Jose City	73,460,000	6,916,000	80,376,000	1,798,000

Division Office - Proper	1,084,000		1,084,000
Bagong Sikat Integrated School		374,000	374,000
Caanawan National High School (Constancio Padilla National High School - Caanawan Annex)	18,819,000	1,607,000	20,426,000	672,000
Constanciano Padilla National High School - Kita Kita Extension	8,002,000	731,000	8,733,000
Porais National High School	14,995,000	1,058,000	16,053,000	463,000
San Agustin Integrated School	810,000	499,000	1,309,000
Sto. Niño 3rd National High School	14,429,000	1,269,000	15,698,000	381,000
Tayabo High School - CPNHS Annex	5,343,000	559,000	5,902,000
Tondod National High School	9,978,000	819,000	10,797,000	282,000

Division of San Jose del Monte City	220,190,000	19,127,000	239,317,000	3,320,000

Division Office - Proper	3,858,000		3,858,000
Citrus National High School (Citrus High School)	33,981,000	2,412,000	36,393,000	396,000
City of San Jose del Monte National Science High School	5,409,000	672,000	6,081,000	467,000
Kakawate High School	21,020,000	1,770,000	22,790,000	385,000
Kaypian National High School	28,940,000	2,631,000	31,571,000	697,000
Marangal National High School	34,823,000	2,931,000	37,754,000	507,000
Mulawin National High School	1,684,000	614,000	2,298,000
Muzon Harmony Hills High School	38,442,000	2,886,000	41,328,000	153,000
San Jose del Monte Heights High School	13,770,000	1,971,000	15,741,000
San Manuel High School	810,000	574,000	1,384,000
San Rafael National High School	5,070,000	445,000	5,515,000
Sto. Cristo National High School (Sto. Cristo High School)	32,383,000	2,221,000	34,604,000	715,000

Division of Tarlac	387,357,000	37,580,000	424,937,000	11,281,000

Division Office - Proper	5,851,000		5,851,000
Anastacio G. Yumul High School	19,392,000	1,488,000	20,880,000	481,000
Aranguren Integrated School	13,010,000	1,050,000	14,060,000	277,000
Aringin National High School	11,881,000	959,000	12,840,000	215,000
Balaoang High School - Annex	9,281,000	1,113,000	10,394,000	305,000
Balayang High School		727,000	727,000	150,000
Bamban National High School	8,723,000	780,000	9,503,000	294,000
Baquero Norte Integrated School		249,000	249,000
Birbira High School	14,796,000	1,091,000	15,887,000	481,000
Buenavista National High School	10,080,000	748,000	10,828,000	247,000
Buenlag National High School	7,760,000	657,000	8,417,000	165,000
Bueno Integrated School		245,000	245,000
Caanamongan National High School	6,621,000	555,000	7,176,000	165,000
Calawitan High School (resettlement school) - Calangitan High School (resettlement school)	5,032,000	570,000	5,602,000	150,000
Calayaan Integrated School		205,000	205,000
Calipayan National High School		549,000	549,000	170,000
Caluluan High School - Annex		533,000	533,000	195,000
Cardona National High School	6,224,000	631,000	6,855,000	179,000
Comillas National High School	13,709,000	902,000	14,611,000	335,000
Demetrio F. Nagtalon Integrated School		224,000	224,000
Don Casimiro G. Tanedo Integrated School		487,000	487,000
Dueg High School (resettlement school)	3,482,000	362,000	3,844,000	150,000
Estipona National High School - Annex	2,208,000	839,000	3,047,000	286,000
Gerona Western National High School	9,390,000	749,000	10,139,000	284,000
Labney Integrated School		217,000	217,000
Lawy National High School	13,203,000	955,000	14,158,000	225,000
Malacampa National High School	22,272,000	1,892,000	24,164,000	1,265,000
Maungib National High School	7,078,000	578,000	7,656,000	150,000
Mayantoc Technical-Vocational High School	7,507,000	804,000	8,311,000	282,000
Nambalan Integrated School		245,000	245,000
O’Donnel High School - Annex	5,077,000	541,000	5,618,000	150,000
Pacpaco Integrated School	810,000	387,000	1,197,000
Pilpila National High School	4,426,000	466,000	4,892,000	150,000
Pitombayog National High School	12,480,000	886,000	13,366,000	273,000
Quezon National High School	6,413,000	560,000	6,973,000	150,000
Sacata National High School	8,448,000	708,000	9,156,000	150,000
San de Valdez Integrated School	7,486,000	700,000	8,186,000	154,000
San Agustin Integrated School, San Manuel	2,023,000	423,000	2,446,000

890	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
San Agustin Integrated School, Gerona		205,000	205,000
San Bartolome National High School	7,874,000	481,000	8,355,000	150,000
San Bartolome National High School (Annex)	871,000	402,000	1,273,000	150,000
San Clemente Integrated School		365,000	365,000
San Jose National High School	7,127,000	574,000	7,701,000	156,000
San Manuel National High School		447,000	447,000	150,000
Santiago Integrated School		215,000	215,000
Sapang National High School	13,335,000	943,000	14,278,000	318,000
Sta. Ines National High School	6,929,000	637,000	7,566,000	150,000
Sta. Lucia National High School	13,404,000	1,047,000	14,451,000	238,000
Sta. Monica Integrated School		207,000	207,000
Sta. Rosa Integrated School	7,945,000	674,000	8,619,000	150,000
Surgui Integrated School		216,000	216,000
Tagumbao National High School	28,152,000	916,000	29,068,000	286,000
Tarlac National High School Annex	36,013,000	2,393,000	38,406,000	1,221,000
Vargas National High School	6,489,000	631,000	7,120,000	204,000
Victoria National High School - Annex		727,000	727,000	150,000
Villa Aglipay National High School - Iba High School	8,078,000	783,000	8,861,000	330,000
Villa Aglipay National High School - Moriones High School	6,477,000	642,000	7,119,000	150,000

Division of Tarlac City	133,163,000	11,848,000	145,011,000	3,148,000

Division Office - Proper	2,075,000		2,075,000
Armenia Integrated School	6,557,000	686,000	7,243,000	238,000
Balanti High School	403,000	332,000	735,000
Balibago Primero Integrated School	11,587,000	978,000	12,565,000	264,000
Baras Baras High School	14,504,000	1,131,000	15,635,000	373,000
Batangbatang Integrated School	3,258,000	438,000	3,696,000
Burot Integrated School	8,121,000	753,000	8,874,000	150,000
Central Azucarera De Tarlac National High School Annex		455,000	455,000
Matatalaib High School	15,101,000	1,309,000	16,410,000	360,000
Sapang Maragul Integrated School		300,000	300,000
Sinait Integrated School		216,000	216,000
Sto. Cristo Integrated School	34,863,000	2,959,000	37,822,000	658,000
Tibag High School	36,694,000	2,291,000	38,985,000	1,105,000

Division of Zambales	179,786,000	27,497,000	207,283,000	4,492,000

Division Office - Proper	3,805,000		3,805,000
Acoje National High School	6,375,000	376,000	6,751,000	150,000
Babuyan Integrated School		233,000	233,000
Bamban National High School	2,831,000	668,000	3,499,000
Bancal Integrated School		655,000	655,000	151,000
Bangan - Capayawan Integrated School		289,000	289,000
Bani High School - San Salvador Integrated School	6,603,000	538,000	7,141,000	150,000
Bani National High School Coto Annex	2,570,000	400,000	2,970,000	150,000
Baquilan High School (resettlement school)	8,961,000	724,000	9,685,000	169,000
Beneg National High School	5,388,000	429,000	5,817,000	150,000
Botolan North Integrated School		296,000	296,000
Bucao Integrated School	403,000	236,000	639,000
Cabatuan Integrated School		290,000	290,000
Cabitaugan Integrated School	3,087,000	343,000	3,430,000
Calapandayan Integrated School		790,000	790,000
Carael Integrated School	403,000	263,000	666,000
Cawag High School (resettlement school)	6,904,000	509,000	7,413,000	150,000
Cawag High School (resettlement school) Annex	4,144,000	446,000	4,590,000	150,000
Cawag High School Annex II - Nagyantok High School	7,131,000	708,000	7,839,000	192,000
Cawag Resettlement Annex III - Kinabuksan High School		274,000	274,000	150,000
Dojoc Balite Integrated School	1,214,000	285,000	1,499,000	150,000
Gov. Manuel Barreto National High School Annex II - Don Getulio F. Arendaeng High School	3,520,000	468,000	3,988,000
Hanjin Integrated School	3,767,000	502,000	4,269,000
Ilwas Integrated School (Josephine Khonghun Special Education Center)	6,075,000	483,000	6,558,000
Lakas High School	3,118,000	370,000	3,488,000	150,000
Laoag Integrated School		395,000	395,000
Longos Integrated School		293,000	293,000
Loob Bunga High School (resettlement school)	10,700,000	846,000	11,546,000	197,000
Looc Integrated School		259,000	259,000
Maguisguis Integrated School		283,000	283,000	150,000

JANUARY 3, 2022	OFFICIAL GAZETTE	891
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Maloma National High School - Sagpat High School	3,497,000	377,000	3,874,000	150,000
Mambog Integrated School		304,000	304,000
Mena Memorial High School - San Fernando Integrated School		389,000	389,000
Nacolcol Integrated School		238,000	238,000
Namatacan National High School	3,583,000	385,000	3,968,000
Naugsol Integrated School	4,979,000	487,000	5,466,000	150,000
Paite-Balincaguing National High School	4,023,000	456,000	4,479,000	150,000
Pamatawan Integrated School	3,548,000	416,000	3,964,000
Poonbato Ingtegrated School		278,000	278,000
Porac Integrated School		259,000	259,000
San Agustin Integrated School	5,675,000	608,000	6,283,000
San Guillermo National High School - San Rafael High School	4,455,000	514,000	4,969,000	150,000
San Juan Integrated School		401,000	401,000	150,000
San Marcelino High School	3,969,000	436,000	4,405,000	150,000
San Marcelino National High School Annex	5,202,000	487,000	5,689,000	150,000
San Miguel National High School - Pundakit Integrated School	403,000	357,000	760,000	150,000
San Miguel National High School Annex II - Angel C. Malicmot High School	8,678,000	600,000	9,278,000
Santiago Integrated School		209,000	209,000
Sta. Barbara Integrated School		282,000	282,000
Sta. Cruz High School - Don Marcelo C. Marty High School		1,010,000	1,010,000	150,000
Sta. Cruz National High School - Jesus F. Magsaysay High School Annex	3,243,000	724,000	3,967,000	310,000
Sta. Fe National High School	4,824,000	400,000	5,224,000	150,000
Sto. Rosario Integrated School	17,335,000	1,145,000	18,480,000
Subic National High School Annex I - Sto. Tomas Integrated School	8,127,000	738,000	8,865,000
Subic National High School Annex II - Batiawan Integrated School		346,000	346,000	150,000
Subic National High School Annex III - Batiawan Annex Integrated School	4,144,000	357,000	4,501,000
Subic National High School Annex IV - San Isidro High School		709,000	709,000	323,000
Subic National High School Annex V - Iiwas High School		814,000	814,000
Subic National High School Annex VI - Sacatihan High School		289,000	289,000
Uacon Integrated School	6,699,000	593,000	7,292,000
Villar Integrated School	403,000	238,000	641,000

Region IVA - CALABARZON	2,949,443,000	351,534,000	3,300,977,000	192,160,000

Division of Antipolo City	174,291,000	14,154,000	188,445,000	6,712,000

Division Office - Proper	3,326,000		3,326,000
Antipolo City National Science and Technology High School	5,830,000	694,000	6,524,000	263,000
Antipolo City Senior High School				3,817,000
Apia Integrated School		384,000	384,000
Binayoyo Integrated School	403,000	313,000	716,000
Calawis National High School	10,769,000	789,000	11,558,000	279,000
Canumay National High School	3,239,000	377,000	3,616,000	150,000
Dalig National High School	31,926,000	2,529,000	34,455,000	663,000
Dela Paz National High School	51,267,000	3,587,000	54,854,000	172,000
Kaysakat National High School	8,305,000	818,000	9,123,000	243,000
Muntidilaw National High School	17,415,000	1,366,000	18,781,000	346,000
Old Boso-Boso National High School	14,131,000	1,134,000	15,265,000	316,000
Rizza National High School	12,743,000	1,133,000	13,876,000	160,000
San Juan National High School	14,937,000	1,030,000	15,967,000	303,000

Division of Bacoor City	40,560,000	15,214,000	55,774,000	8,984,000

Bacoor National High School - Gawaran Annex	12,239,000	1,693,000	13,932,000
Bacoor National High School - Tabing Dagat Annex		4,246,000	4,246,000
Bacoor National High School - Villa Maria Annex		1,548,000	1,548,000
City of Bacoor National High School - Georgetown	4,854,000	1,987,000	6,841,000
City of Bacoor National High School – San Nicolas	7,689,000	2,079,000	9,768,000
City of Bacoor National High School - Springville	8,093,000	1,629,000	9,722,000
City of Bacoor National High School- Salinas	4,854,000	1,460,000	6,314,000
Responsible Village Leaders Learning Academy (REVILLA) High School	2,831,000	572,000	3,403,000
Senior High School-Dulong Bayan				1,010,000
SHS in Progressive, Bacoor City				1,095,000
SHS in San Nicholas III, Bacoor City				4,785,000

892	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
SHS within Bacoor Elementary School				1,047,000
SHS within Sineguelasan Elementary School				1,047,000

Division of Batangas	569,195,000	52,948,000	622,143,000	56,505,000

Division Office - Proper	9,887,000		9,887,000
Agoncillo Senior High School				1,219,000
Alitagtag Senior High School				980,000
Alupay National High School	12,190,000	1,015,000	13,205,000	807,000
Ananias C. Hernandez Memorial National High School	9,576,000	763,000	10,339,000
Angeles Luistro Integrated Senior High School	2,936,000	402,000	3,338,000	150,000
Aplaya National High School	5,015,000	583,000	5,598,000
Apolinario Mabini National High School	3,065,000	394,000	3,459,000
As-Is Integrated School	403,000	266,000	669,000
Balakilong Integrated School	810,000	328,000	1,138,000
Balayan Senior High School				4,650,000
Balibago-Biga National High School	8,870,000	705,000	9,575,000
Banyaga Munti National High School	12,684,000	876,000	13,560,000
Basilio S. Marasigan Memorial National High School		286,000	286,000
Batangas High School for Culture and Arts	3,589,000	395,000	3,984,000	150,000
Batangas Province Science High School	3,595,000	401,000	3,996,000
Bayanan National High School	7,957,000	738,000	8,695,000
Bigain National High School	6,635,000	624,000	7,259,000	150,000
Bilogo National High School	10,602,000	767,000	11,369,000	150,000
Bolbok National High School	8,155,000	714,000	8,869,000
Bugaan Integrated School	1,214,000	423,000	1,637,000
Bukal National High School	13,097,000	936,000	14,033,000	150,000
Bulihan Integrated Senior High School	9,292,000	747,000	10,039,000	176,000
Bunducan National High School	5,816,000	561,000	6,377,000
Cahil National High School	9,151,000	760,000	9,911,000
Calaca Senior High School				3,627,000
Calantas National High School	2,851,000	431,000	3,282,000
Calantas Senior High School				418,000
Calatagan Senior High School				2,444,000
Calubcub I Senior High School				746,000
Catandaan Yabut National High School	6,810,000	665,000	7,475,000
Cubamba-Gahol Integrated School		260,000	260,000
Cuenca National High School	15,363,000	1,281,000	16,644,000
Cuenca Senior High School				1,580,000
Dionisio P. Vito National High School	5,722,000	598,000	6,320,000
Don Julio Leviste Memorial Vocational High School	5,806,000	607,000	6,413,000
Dr. Bonifacio A. Masilungan National High School	8,564,000	866,000	9,430,000	280,000
Emilia L. Malabanan Integrated School	403,000	251,000	654,000
Francisco G. Perez National High School	8,794,000	686,000	9,480,000
Ilat National High School	8,157,000	714,000	8,871,000
Inicluban National High School	7,042,000	584,000	7,626,000
Itlugan National High School	10,234,000	810,000	11,044,000	328,000
Jaybanga National High School	6,487,000	647,000	7,134,000	150,000
Kaylaway National High School	14,414,000	1,133,000	15,547,000
Lemery Senior High School				4,970,000
Lian Senior High School				1,553,000
Libato National High School		259,000	259,000
Lipahan National High School	9,320,000	894,000	10,214,000
Lobo Senior High School				1,753,000
Lucban National High School	11,598,000	934,000	12,532,000
Lucsuhin Integrated School	403,000	226,000	629,000
Lumangbayan National High School		496,000	496,000	150,000
Lumbang Na Matanda National High School	6,121,000	616,000	6,737,000
Luya Integrated School	403,000	239,000	642,000
Mabalor - Catandala Integrated School	403,000	261,000	664,000
Mabini National High School	6,356,000	573,000	6,929,000
Macalamcam-B National High School	6,661,000	563,000	7,224,000
Mahanadiong National High School	1,619,000	433,000	2,052,000
Malabrigo National High School	9,018,000	685,000	9,703,000
Malaking Pook National High School	7,955,000	636,000	8,591,000
Malapad na Bato National High School	7,211,000	588,000	7,799,000
Malapad na Parang National High School	6,995,000	653,000	7,648,000
Malvar Senior High School				2,876,000
Marcos Espejo Integrated School	403,000	262,000	665,000

JANUARY 3, 2022	OFFICIAL GAZETTE	893
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Maria Paz Fronda National High School	5,946,000	513,000	6,459,000
Mataasnakahoy Senior High School				1,129,000
Matabungkay National High School	14,969,000	1,142,000	16,111,000
Maximo T. Hernandez National High School	9,539,000	821,000	10,360,000	296,000
Mayuro National High School	12,267,000	896,000	13,163,000
Mayuro Senior High School				412,000
Nagsaulay National High School	9,207,000	784,000	9,991,000	156,000
Nasugbu East Senior High School				2,193,000
Pacita Ramos Mendoza Memorial National High School	3,515,000	396,000	3,911,000
Palakpak National High School	6,079,000	467,000	6,546,000	150,000
Pantalan Senior High School				3,959,000
Papaya National High School	6,825,000	558,000	7,383,000
Pinagbayanan National High School	9,692,000	1,017,000	10,709,000	376,000
Placido T. Amo Senior High School				2,326,000
Primitivo Kalaw Senior High School				696,000
Procopio Mailig Memorial Integrated School	1,214,000	402,000	1,616,000
Pulangbato National High School		256,000	256,000
Puting Kahoy National High School	403,000	355,000	758,000
Rosario Technical High School	11,584,000	1,011,000	12,595,000
Sampa-Pacifico Integrated School	810,000	292,000	1,102,000
Sampiro Integrated Senior High School	6,478,000	633,000	7,111,000	160,000
San Vicente Manalupang National High School	6,884,000	473,000	7,357,000
San Agustin Integrated School	1,226,000	431,000	1,657,000
San Gregorio Integrated School		308,000	308,000
San Isidro National High School	5,769,000	922,000	6,691,000
San Isidro National High School, Malvar	11,105,000	523,000	11,628,000
San Juan Senior High School				1,294,000
San Luis Senior High School				590,000
San Nicolas National High School (Maabud NHS Annex)	10,504,000	839,000	11,343,000	449,000
San Pascual Senior High School 1				2,392,000
San Pascual Senior High School 2				538,000
San Piro National High School	14,235,000	1,001,000	15,236,000
Santiago National High School	12,637,000	1,032,000	13,669,000
Sen. Gil Puyat National High School	10,413,000	863,000	11,276,000
Sto. Tomas Senior High School				1,709,000
Subic National High School	11,772,000	885,000	12,657,000
Taal Senior High School				1,769,000
Tala Senior High School				544,000
Talisay School of Agriculture	14,960,000	1,439,000	16,399,000
Talisay Senior High School				1,083,000
Taysan Senior High School				1,432,000
The Saint Isidore National High School	7,853,000	624,000	8,477,000
Tilambo National High School	8,969,000	699,000	9,668,000
Timbugan National High School	7,497,000	616,000	8,113,000
Tingloy Senior High School				874,000
Tulos National High School	6,847,000	531,000	7,378,000
Tumalim National High School	11,586,000	873,000	12,459,000
Tuy National High School	8,758,000	811,000	9,569,000
Tuy Senior High School				2,348,000
SHS within Canda ES				173,000

Division of Batangas City	143,965,000	12,079,000	156,044,000	5,707,000

Division Office - Proper	2,468,000		2,468,000
Alangilan Senior High School				1,847,000
Batangas City High School for the Arts	810,000	273,000	1,083,000
Batangas City South Senior High School				267,000
Conde Labac National High School	11,222,000	930,000	12,152,000	403,000
Gulod Senior High School				1,200,000
Haligue Silangan National High School		217,000	217,000
Libjo National High School	26,410,000	2,115,000	28,525,000
Mahabang Dahilig Senior High School - Stand Alone				613,000
Malitam National High School	403,000	481,000	884,000
Natalia V. Ramos Memorial National High School	20,098,000	1,500,000	21,598,000	150,000
Pedro S. Tolentino National High School	16,400,000	1,157,000	17,557,000	481,000
San Agapito National High School	4,773,000	402,000	5,175,000	150,000
San Agustin National High School	6,378,000	563,000	6,941,000	238,000
San Antonio National High School	3,448,000	386,000	3,834,000
Sta. Rita National High School	19,924,000	1,526,000	21,450,000

894	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Talahib National High School	7,079,000	587,000	7,666,000
Talumpok National High School	8,502,000	686,000	9,188,000	202,000
Tinga Sorosoro National High School (Tisisi)	16,050,000	1,256,000	17,306,000	156,000

Division of Biñan City		4,401,000	4,401,000	4,535,000

Biñan City Senior High School - San Antonio Campus				2,864,000
Biñan National High School - Dela Paz Annex		1,442,000	1,442,000
Mamplasan National High School - Jacobo Annex		908,000	908,000
Southville 5 National High School (Biñan Secondary School of Applied Academics - Southville 5 Annex)		2,051,000	2,051,000	635,000
Stand Alone 2 (AFP-PNP)				489,000
Stand Alone 3 (BSC)				547,000

Division of Cabuyao City	8,436,000	1,509,000	9,945,000	1,443,000

Division Office - Proper	113,000		113,000
Cabuyao National High School - Casile Extension	2,195,000	319,000	2,514,000	150,000
Mamatid Senior High School				638,000
Marinig National High School	6,128,000	1,000,000	7,128,000
Pittland Integrated School		190,000	190,000
Pulo Senior High School				655,000

Division of Calamba City	75,905,000	7,883,000	83,788,000	2,773,000

Division Office - Proper	1,243,000		1,243,000
Bubuyan Integrated School	5,974,000	635,000	6,609,000	174,000
Bunggo National High School	8,372,000	707,000	9,079,000	188,000
Buntog National High School	4,171,000	398,000	4,569,000
Calamba City School for the Arts	1,619,000	420,000	2,039,000	150,000
Calamba City Science High School	5,959,000	661,000	6,620,000	193,000
Calamba City Senior High School				1,228,000
Calamba National High School - San Cristobal Annex	4,339,000	1,502,000	5,841,000
Canlubang Integrated School	6,122,000	455,000	6,577,000	150,000
Lawa National High School	13,608,000	1,178,000	14,786,000	296,000
Mabato National High School	8,862,000	568,000	9,430,000
Majada-in National High School	15,636,000	1,359,000	16,995,000	394,000

Division of Cavite	112,938,000	19,616,000	132,554,000	10,007,000

Division Office - Proper	1,361,000		1,361,000
Angelo L. Loyola Senior High School				3,595,000
Anuling National High School	5,388,000	598,000	5,986,000	202,000
Banaba Cerca Integrated School	1,214,000	383,000	1,597,000
Bucal National High School - Sta. Mercedes Annex		314,000	314,000
Buck Estate High School	6,164,000	574,000	6,738,000
Caluangan National High School	8,300,000	649,000	8,949,000
Centro De Naic National High School	2,439,000	1,401,000	3,840,000
Ciudad Nuevo De Naic National High School	9,195,000	1,136,000	10,331,000
Emilia Ambalada Poblete National High School	26,534,000	1,872,000	28,406,000
Escuela Secondaria Señor de Salinas				675,000
Eugenio Cabezas National High School	5,744,000	1,232,000	6,976,000
Fiscal Mundo National High School		705,000	705,000
General Mariano Alvarez National High School		340,000	340,000
Halang Banay-Banay National High School	6,716,000	617,000	7,333,000	150,000
Kaysuyo National High School	3,965,000	416,000	4,381,000
Lumampong National High School - Indang National High School Annex	810,000	2,855,000	3,665,000	1,350,000
Mendez-Nuñez National High School	403,000	461,000	864,000
Naic Coastal National High School (Pueblo Martin Extension)	896,000	558,000	1,454,000
Noveleta Senior High School				503,000
Palocpoc National High School	6,130,000	513,000	6,643,000
Pangil National High School	5,295,000	535,000	5,830,000
Pedro Alegre Aure Senior High School				595,000
Pulo ni Sara National High School	7,103,000	588,000	7,691,000	186,000
Tagaytay City Integrated School		552,000	552,000
Talon National High School	6,222,000	621,000	6,843,000	150,000
Tanza National Trade School Annex		984,000	984,000
Taywanak National High School	3,689,000	423,000	4,112,000
Trece Martires City Senior High School				2,601,000
Trece Martirez City National High School (Cochu Annex)		930,000	930,000

JANUARY 3, 2022	OFFICIAL GAZETTE	895
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Ulat Integrated School	5,370,000	359,000	5,729,000

Division of Dasmariñas City	158,546,000	11,515,000	170,061,000	6,666,000

Division Office - Proper	2,576,000		2,576,000
Dr. Jose P. Rizal Senior High School				1,535,000
Edilberto S. Legaspi Integrated High School		406,000	406,000
Francisco E. Barzaga Integrated High School	54,551,000	3,376,000	57,927,000	1,041,000
Langkaan II National High School - Congressional National High School Annex	34,972,000	2,334,000	37,306,000
New Era Senior High School				481,000
Paliparan II National High School - Congressional National High School Annex	64,821,000	2,740,000	67,561,000	775,000
Paliparan III Senior High School				2,834,000
Salawag National High School	1,626,000	2,659,000	4,285,000

Division of General Trias City	119,620,000	10,465,000	130,085,000	4,606,000

Division Office - Proper	620,000		620,000
Governor Ferrer National High School - Biclatan Annex	6,490,000	2,140,000	8,630,000
Governor Ferrer National High School - Buenavista Annex	20,491,000	1,281,000	21,772,000
Governor Luis A. Ferrer Jr. East National High School	36,833,000	3,054,000	39,887,000
Luis Y. Ferrer Jr. North National High School	30,398,000	2,243,000	32,641,000
Luis Y. Ferrer Jr. Senior High School				4,606,000
Luis Y. Ferrer Jr. West National High School	24,788,000	1,747,000	26,535,000

Division of Imus City	38,591,000	7,952,000	46,543,000	5,883,000

Division Office - Proper	785,000		785,000
Gen. Flaviano Yengko Senior High School (SHS in Pasong Buaya)				1,315,000
Gen. Juan Castañeda Senior High School (SHS in Anabu)				1,166,000
Gen. Pantaleon Garcia Senior High School (SHS in Pedro Reyes)				1,918,000
General Licerio Topacio National High School	17,573,000	2,187,000	19,760,000
Gov. D. M. Camerino Integrated School		665,000	665,000
Gov. Juanito Reyes Remulla Senior High School (SHS in Toclong)				1,484,000
Imus National High School - Alapan Annex	5,666,000	1,246,000	6,912,000
Imus National High School - Greengate Annex	14,567,000	3,854,000	18,421,000

Division of Laguna	230,266,000	33,286,000	263,552,000	21,489,000

Division Office - Proper	4,851,000		4,851,000
Adelina I National High School - Sampaguita Annex		916,000	916,000
B.N. Calara Integrated National High School		599,000	599,000	252,000
Balian National High School - Dambo Annex	3,490,000	388,000	3,878,000
Balian National High School (Galalan Extension)		280,000	280,000	150,000
Banca-Banca National High School	9,623,000	724,000	10,347,000	150,000
Barangay Longos Senior High School				492,000
Bitin National High School	14,713,000	1,157,000	15,870,000	150,000
Buenaventura E. Fandialan Memorial National High School -
Alaminos Annex	4,144,000	594,000	4,738,000	227,000
Buenavista National High School	28,430,000	1,333,000	29,763,000	332,000
Bukal National High School, Cavinti	5,123,000	547,000	5,670,000
Calumpang National High School - Lowland National High School Annex		457,000	457,000	151,000
Cavinti National High School	15,165,000	1,244,000	16,409,000	591,000
Cavinti National High School - Calminue Extension		382,000	382,000	150,000
Dayap National High School - Calauan Annex		1,264,000	1,264,000	1,020,000
Dayap National High School (Mabacan Annex)		380,000	380,000
Gaudencio Octavio National High School (Santa Maria National High School - Bagumbayan Extension)	816,000	384,000	1,200,000	150,000
Gov. Felicisimo T. San Luis Memorial National High School	31,263,000	1,915,000	33,178,000	348,000
Gov. Felicisimo T. San Luis National Agro-Industrial High School	9,838,000	945,000	10,783,000	325,000
Ibayiw National High School	14,737,000	1,119,000	15,856,000	387,000
Laguna Science National High School - Masaya National High School - Annex		433,000	433,000	220,000
Laguna Senior High School				3,598,000
Liliw Senior High School				1,118,000
Los Baños Integrated School (LBCHS Annex)		1,229,000	1,229,000

896	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Los Baños Senior High School Stand Alone				1,143,000
Luis C. Obial Senior High School				643,000
Lumban Senior High School				263,000
Magdalena National High School (Buenavista Annex)		1,383,000	1,383,000	575,000
Masapang National High School	14,446,000	789,000	15,235,000	150,000
Masico National (Bgy.) High School	11,851,000	702,000	12,553,000
Nagcarlan Senior High School				304,000
Paagahan National High School	15,551,000	738,000	16,289,000	199,000
Paagahan National High School - Maytalatal Extension		648,000	648,000	150,000
Pakil Senior High School (Stand Alone SHS No. 2 Pakil)				347,000
Poten & Eliseo M. Quesada Memorial National High School - Papatahan Annex		333,000	333,000
San Benito National High School		277,000	277,000
San Buenaventura National High School	7,899,000	512,000	8,411,000	150,000
San Buenaventura National High School - Extension	1,553,000	560,000	2,113,000	353,000
San Francisco National High School - Manhaya Annex		447,000	447,000
San Juan National High School - San Antonio Annex		711,000	711,000	282,000
San Pedro Relocation Center High School - Cuyab Annex		862,000	862,000	150,000
San Pedro Relocation Center High School - Landayan Annex	3,867,000	1,503,000	5,370,000	573,000
San Roque National High School	8,381,000	703,000	9,084,000
Santa Cruz Integrated National High School	2,429,000	789,000	3,218,000	378,000
Santa Maria National High School - J. Santiago Extension		435,000	435,000	225,000
Southville 3A National High School (Sampaguita Extension)		1,437,000	1,437,000
Sta. Catalina National High School Extension (Bakia-Botocan)		312,000	312,000
Sta. Maria National High School - Calangay Annex		299,000	299,000
Sto. Tomas Integrated High School		1,221,000	1,221,000	520,000
Suba National High School	10,037,000	600,000	10,637,000
Suba National High School (Gagalot Annex)		318,000	318,000
Tuntungin Putho National High School	4,764,000	680,000	5,444,000	150,000
Upland National High School	7,295,000	737,000	8,032,000	254,000
Victoria Senior High School				473,000
Stand Alone SHS No. 10 Bayog				439,000
Stand Alone SHS No. 14 Santa Maria				254,000
Stand Alone SHS No. 16 Pila				850,000
Stand Alone SHS No. 19 San Pedro				1,104,000
Stand Alone SHS No. 21 Papatahan				251,000
Stand Alone SHS No. 3 Pagsanjan				356,000
Stand Alone SHS No. 8 Bambang				426,000
Stand Alone SHS No. 9 Lalakay				716,000

Division of Lipa City	36,006,000	26,521,000	62,527,000	1,676,000

Division Office - Proper	871,000		871,000
Anilao National High School	12,737,000	1,026,000	13,763,000
Cumba-Quezon Integrated School	403,000	281,000	684,000
Gaudencio B. Lontok Memorial Integrated School	1,214,000	1,505,000	2,719,000
Lipa City National Science High School	8,020,000	618,000	8,638,000	247,000
Lipa City Senior High School				1,175,000
Lipa City Sports Academy				254,000
Pangao Integrated School	403,000	468,000	871,000
Plaridel National High School	1,619,000	445,000	2,064,000
Rizal Integrated National High School	7,906,000	653,000	8,559,000
San Jose Integrated School	2,023,000	575,000	2,598,000
Sen. Claro M. Recto Memorial Integrated School	810,000	20,950,000	21,760,000

Division of Lucena City	5,436,000	2,828,000	8,264,000	566,000

Division Office - Proper	157,000		157,000
Gulang-Gulang National High School - Iba Talim Extension	2,831,000	590,000	3,421,000	167,000
Lucena City National High School - Ilayang Dupay Extension		299,000	299,000
Lucena City National High School - Mayao Crossing Extension		452,000	452,000
Lucena City National High School - Mayao Parada Extension		514,000	514,000	399,000
Lucena Dalahican National High School - Barra Annex		602,000	602,000
Ransohan Integrated School	2,448,000	371,000	2,819,000

Division of Quezon	807,548,000	83,931,000	891,479,000	22,731,000

Division Office - Proper	15,027,000		15,027,000
Abuyon National High School (Doña Salud Annex)	3,020,000	420,000	3,440,000
Adela S. Torres National High School	6,164,000	697,000	6,861,000

JANUARY 3, 2022	OFFICIAL GAZETTE	897
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Ajos National High School	6,720,000	555,000	7,275,000
Aloneros National High School	6,378,000	636,000	7,014,000	150,000
Angeles Caglate Integrated School	403,000	262,000	665,000
Apad Jomalig National High School		429,000	429,000
Apad National High School	5,080,000	462,000	5,542,000	150,000
Bagong Silang National High School	5,721,000	585,000	6,306,000	150,000
Bagupaye National High School	13,188,000	747,000	13,935,000	374,000
Balesin Integrated High School	3,361,000	385,000	3,746,000	150,000
Balubad Integrated School		253,000	253,000
Bamban National High School	7,828,000	666,000	8,494,000	179,000
Bantad National High School	4,184,000	432,000	4,616,000	150,000
Bantulinao Integrated School	7,670,000	670,000	8,340,000	181,000
Barangay Burgos National High School		274,000	274,000
Batangan National High Shool	8,230,000	705,000	8,935,000	236,000
Bignay National High School	6,787,000	648,000	7,435,000	150,000
Binagbag National High School	5,275,000	515,000	5,790,000
Binahaan Integrated School	3,258,000	620,000	3,878,000	150,000
Bonbon National High School	1,662,000	608,000	2,270,000	176,000
Bonifacio National High School	4,548,000	580,000	5,128,000	176,000
Buenavista National High School - San Pedro National High School Annex	810,000	305,000	1,115,000
Busdak National High School, Patnanungan	6,650,000	542,000	7,192,000	150,000
Butanguiad National High School	4,985,000	525,000	5,510,000	150,000
Cabibihan National High School	3,809,000	400,000	4,209,000	150,000
Cabong Integrated High School	3,901,000	330,000	4,231,000	150,000
Cabulihan National High School	4,708,000	465,000	5,173,000	150,000
Cagbalete Island National High School	7,083,000	650,000	7,733,000	150,000
Cagsiay National High School	14,035,000	996,000	15,031,000	341,000
Cagsiay National High School - Cagsiay III National High School Extension	403,000	308,000	711,000	150,000
Caigdal National High School	7,031,000	679,000	7,710,000
Calantas National High School	7,432,000	591,000	8,023,000	150,000
Calasumanga National High School	6,191,000	557,000	6,748,000	151,000
Callejon National High School	12,197,000	993,000	13,190,000	330,000
Calutcot Integrated School		251,000	251,000
Camflora National High School - Annex	840,000	628,000	1,468,000	268,000
Camohaguin National High School	11,459,000	1,015,000	12,474,000	250,000
Carlagan Integrated School	403,000	300,000	703,000
Casay National High School	11,911,000	854,000	12,765,000	261,000
Castañas National High School	15,362,000	1,249,000	16,611,000	394,000
Catanauan National High School	10,716,000	876,000	11,592,000	183,000
CB Encarnado Integrated School		320,000	320,000
Cesar C. Tan Memorial National High School		611,000	611,000	239,000
Cogorin Ibaba National High School - Jongo Extension	1,214,000	378,000	1,592,000	150,000
Cogorin Ibaba National High School (Lopez National Comprehensive High School)	10,493,000	630,000	11,123,000	150,000
Danlagan National High School	7,005,000	657,000	7,662,000	344,000
Dao National High School	3,816,000	385,000	4,201,000	150,000
Doongan Ilaya National High School (Catanauan National High School - Doongan Ilaya Extension)	8,537,000	735,000	9,272,000	192,000
Dr. Arsenio C. Nicolas National High School	5,564,000	543,000	6,107,000	150,000
Dr. Arsenio C. Nicolas National High School-Dominlog Extension	1,626,000	381,000	2,007,000	150,000
Dr. Panfilo Castro National High School - Masalukot I Annex	403,000	690,000	1,093,000	236,000
Dr. Vivencio V. Marquez National High School	5,342,000	533,000	5,875,000	188,000
Dungawan National High School	6,584,000	608,000	7,192,000	150,000
Evaristo R. Macalintal Memorial National High School (Cometa National High School)	12,323,000	682,000	13,005,000	150,000
General Luna National High School		294,000	294,000
Gloria Umali National High School	9,867,000	865,000	10,732,000	150,000
Gov. Anacleto C. Alcala National High School	8,902,000	832,000	9,734,000	284,000
Gregorio Reyes National High School	7,147,000	660,000	7,807,000	169,000
Guinayangan Senior High School				1,370,000
Guites National High School (Hondagua National High School - Guites Extension)	3,403,000	355,000	3,758,000	150,000
Hagonghong Integrated Secondary School	7,929,000	782,000	8,711,000	234,000
Hinguiwin National High School	11,933,000	873,000	12,806,000	268,000
Huyon-Uyon National High School	5,425,000	450,000	5,875,000	150,000
Ilayang Yuni Junior and Senior Integrated National High School	14,742,000	1,094,000	15,836,000	385,000

898	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Inaclagan National High School	7,211,000	609,000	7,820,000	204,000
Joel B. Arquiza National High School	2,457,000	386,000	2,843,000	150,000
Jomalig National High School (Talisay National High School)	12,342,000	796,000	13,138,000	318,000
Katimo National High School	6,871,000	655,000	7,526,000	234,000
Kinatakutan National High School	5,517,000	583,000	6,100,000	150,000
Lagay National High School	5,433,000	623,000	6,056,000	176,000
Lamon Bay School of Fisheries Annex - Capalohan, Calauag		320,000	320,000	150,000
Langgas National High School	7,130,000	694,000	7,824,000	154,000
Leonarda D. Vera Cruz National High School	11,492,000	913,000	12,405,000	309,000
Lina Gayeta - Lasquety National High School	6,031,000	567,000	6,598,000	150,000
Liwayway National High School	9,053,000	827,000	9,880,000	176,000
Lualhati D. Edaño National High School	5,434,000	477,000	5,911,000
Luod Integrated School		268,000	268,000
Mabunga National High School	3,258,000	490,000	3,748,000
Madagoldol Integrated School		212,000	212,000
Magallanes National High School - Sta. Catalina Extension		389,000	389,000	150,000
Magsaysay National High School (Ajos National High School - Magsaysay Extension)	4,231,000	456,000	4,687,000	150,000
Malaya National High School	5,786,000	488,000	6,274,000	150,000
Maligaya National High School	10,385,000	702,000	11,087,000
Maligaya National High School - Buenavista	5,624,000	545,000	6,169,000	150,000
Malusak National High School	6,901,000	589,000	7,490,000	169,000
Mamala Integrated School		372,000	372,000
Mansilay National High School	3,864,000	423,000	4,287,000	150,000
Mapulot National High School	4,699,000	569,000	5,268,000	150,000
Mararaot Integrated School		208,000	208,000
Matandang Sabang National High School	8,822,000	885,000	9,707,000	220,000
Nabangka National High School	8,598,000	811,000	9,409,000	206,000
Nagsinamo National High School	3,610,000	417,000	4,027,000	150,000
Paaralang Sekundarya ng Heneral Nakar - Maligaya Extension		400,000	400,000	150,000
Paaralang Sekundarya ng Heneral Nakar - Umiray Extension		510,000	510,000	218,000
Paaralang Sekundarya Ng Patnanungan Norte		398,000	398,000
Pablo D. Maningas National High School (Cometa National High School Extension - Argosino)	3,462,000	366,000	3,828,000	150,000
Pakiing National High School	7,102,000	667,000	7,769,000	150,000
Pamampangin National High School	5,511,000	559,000	6,070,000	150,000
Panikihan National High School	9,434,000	817,000	10,251,000	200,000
Patabog National High School	11,414,000	862,000	12,276,000	378,000
Pili National High School	15,505,000	1,224,000	16,729,000	150,000
Pisipis National High School	3,375,000	381,000	3,756,000	150,000
Pitogo Community High School	12,309,000	1,061,000	13,370,000	408,000
Polillo National High School Extension		436,000	436,000
Polo Integrated School		232,000	232,000
Pugon National High School	6,284,000	600,000	6,884,000	183,000
Quezon Science High School	6,604,000	591,000	7,195,000	150,000
Recto Memorial National High School - Annex (Barangay Lalig)	3,661,000	906,000	4,567,000
Renato Edaño Vicencio National High School	5,919,000	646,000	6,565,000	208,000
RT Camacho Integrated School	403,000	265,000	668,000
Rufina P. Trinidad Memorial National High School	4,926,000	563,000	5,489,000	167,000
Sabang National High School	6,739,000	640,000	7,379,000	186,000
Sampaloc National High School, Pitogo	4,820,000	443,000	5,263,000
Sampaloc National High School, Sampaloc	10,584,000	706,000	11,290,000	247,000
San Antonio National High School - Annex		443,000	443,000
San Francisco (Barangay) National High School	8,433,000	761,000	9,194,000	259,000
San Francisco B. National High School - Ilayang Ilog Extension	3,360,000	327,000	3,687,000	150,000
San Isidro National High School, Padre Burgos	6,623,000	575,000	7,198,000	176,000
San Isidro National High School, Tagkawayan	8,023,000	729,000	8,752,000	216,000
San Juan National High School	7,285,000	647,000	7,932,000	239,000
San Rafael National High School	6,355,000	540,000	6,895,000
San Roque Ilaya National High School	6,256,000	584,000	6,840,000	150,000
San Roque National High School - Catanauan	12,151,000	953,000	13,104,000	279,000
San Vicente Kanluran National High School I	5,863,000	539,000	6,402,000	150,000
Sanmandelcar High School	5,908,000	605,000	6,513,000	160,000
Sariaya National High School	2,203,000	554,000	2,757,000
Sergio Balane Integrated School		227,000	227,000
Severo Tejada Integrated School	403,000	279,000	682,000
Sta. Cruz National High School, Guinayangan	4,252,000	450,000	4,702,000	150,000

JANUARY 3, 2022	OFFICIAL GAZETTE	899
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Sta. Lucia National High School (Dagatan National High School Annex - Sta. Lucia)	8,057,000	796,000	8,853,000	263,000
Sto. Angel National High School, Calauag	4,595,000	495,000	5,090,000	150,000
Sto. Niño Ilaya National High School	5,048,000	502,000	5,550,000	151,000
Sto. Niño National High School	7,767,000	724,000	8,491,000	150,000
Tabason National High School	6,417,000	640,000	7,057,000	150,000
Tagabas Ibaba National High School	3,847,000	451,000	4,298,000	150,000
Tagbacan Ilaya Integrated Secondary Extension Classes in San Jose Anyao		350,000	350,000	150,000
Tagbacan National High School	10,512,000	717,000	11,229,000	150,000
Talisay National High School	9,121,000	898,000	10,019,000
Taluong National High School	6,003,000	582,000	6,585,000	150,000
Tayuman National High School	7,024,000	608,000	7,632,000	150,000
Tumbaga National High School	3,810,000	367,000	4,177,000
Ungos National High School (Extension Classes in Libuyat)		593,000	593,000	247,000
Ungos National High School Extension		505,000	505,000	271,000
Veronica National High School, Lopez	3,883,000	485,000	4,368,000	150,000
Villa Perez National High School (Gumaca)	4,071,000	503,000	4,574,000	150,000
Villa San Isidro National High School	5,412,000	468,000	5,880,000	150,000
White Cliff National High School	5,380,000	466,000	5,846,000

Division of Rizal	292,287,000	30,876,000	323,163,000	21,228,000

Division Office - Proper	5,700,000	-	5,700,000
Aldea National High School	3,255,000	864,000	4,119,000
Baras - Pinugay National High School	41,573,000	2,333,000	43,906,000	545,000
Baras Senior High School				792,000
Baras-Pinugay Phase 2 National High School		1,379,000	1,379,000
Bugarin National High School	5,260,000	556,000	5,816,000	150,000
Cainta Senior High School				2,520,000
Cardona Senior High School				1,567,000
Cayabu National High School		332,000	332,000
Daraetan National High School	8,826,000	744,000	9,570,000	236,000
Dr. Vivencio B. Villamayor National High School (Angono National High School)	13,391,000	1,231,000	14,622,000	150,000
Dr. Vivencio B. Villamor National High School	810,000		810,000
Francisco P. Felix Memorial National High School - Jica Annex		1,923,000	1,923,000
Francisco P. Felix Memorial National High School - Karangalan Annex		843,000	843,000
Hulo National High School	5,681,000	593,000	6,274,000	150,000
Jala-jala National High School	18,066,000	1,308,000	19,374,000	252,000
Kasiglahan Village Senior High School				2,000,000
Laiban National High School	4,198,000	407,000	4,605,000	150,000
Macabud National High School	8,641,000	849,000	9,490,000
Macaingalan High School	2,572,000	361,000	2,933,000
Mascap National High School	8,598,000	556,000	9,154,000
Mascap National High School - Puray Annex		451,000	451,000
Pag-Asa National High School	19,380,000	1,532,000	20,912,000
Pintong Bukawe National High School	6,898,000	590,000	7,488,000	243,000
Regional Pilot School for the Arts	6,435,000	588,000	7,023,000	151,000
Rizal Sports Academy				279,000
Sampaloc National High School - Cuyambay Annex		528,000	528,000
San Isidro Senior High School				787,000
San Mateo National High School - Guinayang Annex		2,048,000	2,048,000
San Mateo Senior High School				2,504,000
Southville 8B National High School	33,125,000	2,732,000	35,857,000
Southville 8B Senior High School				684,000
Southville 8C National High School	29,936,000	2,371,000	32,307,000
Sta. Ines National High School	5,974,000	572,000	6,546,000
Sto. Niño National High School	11,067,000	446,000	11,513,000	247,000
Talim Point National High School	8,266,000	762,000	9,028,000	150,000
Tanay East National High School (Jesus S. Yujuico Memorial National High School)	9,059,000	849,000	9,908,000	150,000
Tanay North National High School	6,290,000	618,000	6,908,000
Tanay Senior High School				1,292,000
Tanay West National High School	9,924,000	897,000	10,821,000	401,000
Taytay National High School - Simone Annex	11,051,000	905,000	11,956,000
Taytay Senior High School				2,431,000
Tuna Balibago National High School	8,311,000	708,000	9,019,000	150,000

900	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Stand alone SHS 5				3,247,000

Division of San Pablo City	39,478,000	3,372,000	42,850,000	5,274,000

Division Office - Proper	694,000		694,000
Atisan Integrated School		290,000	290,000
Crecencia Drucila Lopez Senior High School				2,044,000
Dolores National High School	10,247,000	666,000	10,913,000
Felix Amante Senior High School				2,506,000
Paaralang Pag-Ibig at Pag-Asa	4,598,000	394,000	4,992,000
San Isidro National High School	9,193,000	659,000	9,852,000
San Pablo City Science High School	8,627,000	769,000	9,396,000	724,000
Sta. Filomena Integrated School	6,119,000	594,000	6,713,000

Division of Sta. Rosa City	25,058,000	5,797,000	30,855,000	3,355,000

Division Office - Proper	363,000		363,000
Aplaya National High School-Annex 1 Apex School		2,999,000	2,999,000
Don Jose National High School	20,649,000	1,694,000	22,343,000	530,000
Labas Senior High School Stand Alone				2,211,000
Sinalhan Senior High School	4,046,000	1,104,000	5,150,000	614,000

Division of Tanauan City	53,570,000	5,223,000	58,793,000	188,000

Division Office - Proper	978,000	-	978,000
Balele National High School	8,154,000	900,000	9,054,000	188,000
Banjo Laurel National High School	6,407,000	568,000	6,975,000
Dr. Alcantara National High School	4,948,000	541,000	5,489,000
Janopol Oriental National High School	8,621,000	931,000	9,552,000
Malaking Pulo National High School	7,271,000	631,000	7,902,000
Pres. Jose P. Laurel National High School (Sulpok)	8,711,000	758,000	9,469,000
Ulango Integrated School	3,704,000	409,000	4,113,000
Wawa National High School	4,776,000	485,000	5,261,000

Division of Tayabas City	17,747,000	1,964,000	19,711,000	1,832,000

Division Office - Proper	289,000		289,000
Buenaventura Alandy National High School				1,498,000
Dapdap Integrated School	403,000	480,000	883,000
Rosario Quesada National High School	5,384,000	506,000	5,890,000
West Palale National High School	11,671,000	978,000	12,649,000	334,000

Region IVB - MIMAROPA	1,896,281,000	196,062,000	2,092,343,000	46,790,000

Division of Calapan City	44,232,000	3,274,000	47,506,000	819,000

Division Office - Proper	703,000		703,000
Bucayao National High School	10,507,000	789,000	11,296,000	150,000
Ceriaco A. Abes Memorial National High School (Jose J. Leido Jr. Memorial NHS - Mahal na Pangalan Annex)	8,336,000	690,000	9,026,000	150,000
Nag-iba National High School (Jose J. Leido, Jr. Memorial National High School - Nag-iba II Annex)	9,746,000	819,000	10,565,000	342,000
Parang National High School (Jose J. Leido, Jr. Memorial National High School - Parang Annex)	14,940,000	976,000	15,916,000	177,000

Division of Marinduque	226,551,000	21,202,000	247,753,000	6,177,000

Division Office - Proper	3,890,000		3,890,000
Alobo National High School	5,034,000	461,000	5,495,000
Argao National High School	6,336,000	541,000	6,877,000	150,000
Bagtingon National High School	4,099,000	487,000	4,586,000	150,000
Balanacan National High School	8,969,000	694,000	9,663,000	150,000
Bonliw National High School	5,452,000	460,000	5,912,000	150,000
Botilao National High School	3,482,000	362,000	3,844,000	150,000
Buenavista National High School - Bagacay Annex	2,036,000	420,000	2,456,000	150,000
Buenavista National High School - Daykitin Annex	2,562,000	428,000	2,990,000
Buenavista National High School - Lipata-Tungib Annex	1,639,000	355,000	1,994,000	150,000
Buenavista National High School - Sihi Annex	1,673,000	376,000	2,049,000
Butansapa National High School	7,291,000	572,000	7,863,000
Cawit National Comprehensive High School	10,840,000	824,000	11,664,000	150,000
Dolores National High School	5,638,000	530,000	6,168,000	150,000
Hupi National High School	5,977,000	512,000	6,489,000	188,000
Ilaya National High School	7,928,000	775,000	8,703,000	167,000

JANUARY 3, 2022	OFFICIAL GAZETTE	901
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Ipil National High School	6,603,000	548,000	7,151,000	150,000
Kasily National High School	3,646,000	389,000	4,035,000
Kilo-Kilo National High School	6,398,000	563,000	6,961,000	150,000
Makapuyat National High School - Masaguisi Annex	1,656,000	350,000	2,006,000	150,000
Malibago National High School	8,206,000	715,000	8,921,000	280,000
Maniwaya National High School	3,159,000	384,000	3,543,000	150,000
Maranlig National High School	5,909,000	501,000	6,410,000	248,000
Matalaba National High School	7,460,000	630,000	8,090,000	342,000
Matuyatuya National High School	11,296,000	852,000	12,148,000	312,000
Mogpog National Comprehensive High School	11,028,000	870,000	11,898,000	378,000
Mongpong National High School	4,130,000	405,000	4,535,000	150,000
Paciano A. Sena Memorial High School (Tabionan National High School)	3,776,000	427,000	4,203,000	150,000
Poctoy National High School	4,286,000	544,000	4,830,000	177,000
Pulo National High School	3,482,000	358,000	3,840,000
Punong National High School	3,702,000	400,000	4,102,000	150,000
Puting Buhangin National High School	3,843,000	389,000	4,232,000
Sayao National High School	5,206,000	498,000	5,704,000	150,000
Sibuyao National High School	5,547,000	579,000	6,126,000	150,000
Tagum National High School	5,765,000	487,000	6,252,000	150,000
Tambangan National High School	3,399,000	394,000	3,793,000
Tapuyan National High School	6,671,000	617,000	7,288,000	150,000
Tiguion National High School	8,198,000	650,000	8,848,000	150,000
Tigwi National High School	13,679,000	1,087,000	14,766,000	150,000
Torrijos Senior High School				542,000
Yook National High School	6,660,000	768,000	7,428,000	243,000

Division of Occidental Mindoro	186,239,000	22,747,000	208,986,000	3,554,000

Division Office - Proper	2,882,000		2,882,000
Abra de Ilog National High School - Camurong Annex	1,787,000	439,000	2,226,000
Abra de Ilog National High School Extension (Biga Extension)	2,090,000	427,000	2,517,000
Aguas National High School	10,488,000	704,000	11,192,000
Ambulong Island Integrated School	6,754,000	497,000	7,251,000
Barahan National High School	10,281,000	747,000	11,028,000	277,000
Barahan National High School - Sinagtala Annex	2,930,000	429,000	3,359,000
Bubog National High School		534,000	534,000
Burgos National High School		386,000	386,000
Cabacao National High School (Abra de Ilog - Cabacao National High School)	12,083,000	862,000	12,945,000
Caminawit National High School	20,276,000	1,406,000	21,682,000
Concepcion National High School	8,811,000	658,000	9,469,000	296,000
Iling National High School - Pawikan Annex		467,000	467,000
Iriron National High School	9,124,000	653,000	9,777,000	154,000
La Curva National High School		227,000	227,000
Looc National High School	6,669,000	613,000	7,282,000	150,000
Lubang Vocational High School - Cabra Annex		302,000	302,000
Magsaysay National High School - Alibog Annex	1,724,000	428,000	2,152,000
Magsaysay National High School - Pumaga Annex	2,118,000	505,000	2,623,000
Magsikap National High School	11,924,000	858,000	12,782,000
Malisbong National High School		283,000	283,000
Malpalon National High School	5,181,000	449,000	5,630,000
Mangarin National High School	1,737,000	499,000	2,236,000	202,000
Manoot National High School	5,679,000	746,000	6,425,000	381,000
Mapaya National High School	3,027,000	752,000	3,779,000	355,000
Paclolo National High School		424,000	424,000
Pambuhan Indigenous People Village High School		280,000	280,000
Paulino Legaspi, Sr. Memorial National High School	5,520,000	644,000	6,164,000	204,000
Pinagturilan National High School	5,295,000	923,000	6,218,000	474,000
Poypoy National High School	1,282,000	392,000	1,674,000
Prudencio L. Gadiano National High School	4,742,000	488,000	5,230,000	150,000
Rizal Integrated School		371,000	371,000
Sablayan National High School - Claudio Salgado Annex	2,693,000	480,000	3,173,000	150,000
Sablayan National High School - Sta. Lucia Annex	4,428,000	586,000	5,014,000
San Francisco National High School		391,000	391,000
San Vicente National High School - Yapang Annex	3,867,000	518,000	4,385,000	170,000
Sta. Teresa National High School	8,867,000	666,000	9,533,000	248,000
Tagumpay National High School		386,000	386,000
Tanyag National High School	8,543,000	709,000	9,252,000	193,000

902	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Tilik National High School	5,745,000	576,000	6,321,000
Victoria National High School	8,429,000	587,000	9,016,000
Victoria National High School - Ilvita Annex	1,263,000	455,000	1,718,000	150,000

Division of Oriental Mindoro	267,073,000	32,243,000	299,316,000	7,668,000

Division Office - Proper	4,537,000		4,537,000
Anastacio Dela Chica High School	4,216,000	799,000	5,015,000	150,000
Anoling High School	2,223,000	322,000	2,545,000
Apitong National High School	8,678,000	704,000	9,382,000	273,000
Apnagan High School		305,000	305,000	150,000
Araceli B. Pantilanan - Bacawan High School	1,742,000	475,000	2,217,000	172,000
Aurelio Arago Memorial National High School - Alcate Annex	3,146,000	558,000	3,704,000
Bacungan High School		289,000	289,000
Balatasan National High School		280,000	280,000
Baras National High School		264,000	264,000
Bayuin National High School	8,730,000	718,000	9,448,000	202,000
Benli National High School	4,704,000	423,000	5,127,000	150,000
Bethel High School	1,619,000	422,000	2,041,000
Bonbon High School		310,000	310,000
Bongabong Technical and Vocational High School	2,831,000	393,000	3,224,000	150,000
Buli High School		343,000	343,000	150,000
Cabugao National High School	403,000	307,000	710,000	150,000
Cacawan High School	5,790,000	457,000	6,247,000
Carmundo National High School (Vicente B. Ylagan NHS - Carmundo Annex)	11,922,000	758,000	12,680,000	312,000
Cawayan National High School	12,617,000	836,000	13,453,000	289,000
Conrazon High School	4,170,000	455,000	4,625,000	150,000
Don Pedro High School		707,000	707,000
Dr. Aristeo Baldos Sr. Papandayan High School	2,148,000	483,000	2,631,000
Ecological Public Secondary School	4,860,000	518,000	5,378,000
Elim Lisap Mangyan High School		361,000	361,000
Evangelista National High School	8,328,000	664,000	8,992,000	150,000
Facundo C. Lopez - Palangan Integrated School		429,000	429,000
Felimon M. Salcedo, Sr. Memorial National High School	7,573,000	649,000	8,222,000	150,000
Formon National High School	7,803,000	575,000	8,378,000	199,000
Fortuna National High School	6,082,000	538,000	6,620,000	150,000
Fortunato Perez High School		564,000	564,000
Francisco “Kiko” Manlises - Calingag High School	3,085,000	391,000	3,476,000
Gatol Mangyan High School		289,000	289,000
Gerardo Fanoga, Sr. - Pambisan Munti High School	1,805,000	328,000	2,133,000
Guillermo Raymundo - Calima High School		335,000	335,000	150,000
Jose D. Udasco Mangangan I National High School	5,344,000	471,000	5,815,000	150,000
Laguna National High School	2,423,000	540,000	2,963,000
Leandro Panganiban, Sr. - Tagumpay High School		380,000	380,000	195,000
Lumambayan National High School		350,000	350,000
Maasin High School		286,000	286,000
Macatoc National High School (Aurelio Arago Memorial National High School -Macatoc)	12,804,000	926,000	13,730,000	529,000
Malamig National High School	8,583,000	711,000	9,294,000	307,000
Malo High School		276,000	276,000
Manaul National High School	10,256,000	844,000	11,100,000	252,000
Manuel Adriano Memorial National High School	6,673,000	528,000	7,201,000	150,000
Masaguing High School	871,000	340,000	1,211,000
Matulatula High School	7,777,000	739,000	8,516,000	273,000
Maujao National High School	13,058,000	791,000	13,849,000	252,000
Milagrosa National High School		294,000	294,000
Morente National High School	17,052,000	877,000	17,929,000	291,000
Morente National High School - Batangan Annex		327,000	327,000
Panluan Hagan Mangyan High School		324,000	324,000
Puerto Galera National High School - Dulangan Extension		521,000	521,000
Puerto Galera National High School - San Isidro Extension		627,000	627,000	289,000
Ranzo National High School	6,365,000	411,000	6,776,000
Rufino Asi National High School	3,710,000	364,000	4,074,000	150,000
Sabang High School	2,157,000	455,000	2,612,000	150,000
San Mariano National High School - San Vicente Annex	8,310,000	670,000	8,980,000	150,000
San Roque National High School	19,421,000	1,160,000	20,581,000	743,000
San Roque National High School - Bangkal Extension	313,000	391,000	704,000
San Teodoro National High School	22,944,000	1,316,000	24,260,000	690,000

JANUARY 3, 2022	OFFICIAL GAZETTE	903
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Tacligan High School		317,000	317,000
Victoria National High School		420,000	420,000
Villa Cerveza High School		338,000	338,000

Division of Palawan	880,302,000	87,315,000	967,617,000	20,258,000

Division Office - Proper	17,488,000		17,488,000
Abaroan National High School	9,600,000	696,000	10,296,000
Abo-Abo National High School	13,033,000	1,055,000	14,088,000	378,000
Agutayan National High School	403,000	259,000	662,000
Alimaguan National High School	11,894,000	1,013,000	12,907,000	376,000
Amando Carlos Lahoz National High School	1,214,000	451,000	1,665,000
Apurawan National High School	7,829,000	609,000	8,438,000	206,000
Araceli Plainview National High School	1,223,000	321,000	1,544,000
Araceli Western Barangay High School	4,644,000	449,000	5,093,000
Bacao National High School	7,152,000	546,000	7,698,000	169,000
Bagong Bayan Barangay High School	8,491,000	758,000	9,249,000
Bagong Sikat National High School	5,864,000	443,000	6,307,000
Bancalaan National High School	822,000	1,153,000	1,975,000	436,000
Baratuan National High School	14,524,000	891,000	15,415,000	1,150,000
Bato National High School	14,347,000	1,319,000	15,666,000	837,000
Berong Barangay High School	5,881,000	641,000	6,522,000	150,000
Bintuan High School	810,000	364,000	1,174,000
Bohol National High School	4,298,000	394,000	4,692,000
Borac National High School (Coron SOF - Borac Annex)	30,902,000	1,781,000	32,683,000	263,000
Bubusawin National High School	810,000	297,000	1,107,000
Bucana National High School	8,908,000	736,000	9,644,000
Buenavista National High School	1,619,000	413,000	2,032,000
Bugsuk National High School	12,439,000	547,000	12,986,000
Bulalacao Integrated School	1,214,000	394,000	1,608,000
Bulawit National High School	3,283,000	400,000	3,683,000	150,000
Buliluyan National High School	2,036,000	422,000	2,458,000
Bunog National High School	6,116,000	562,000	6,678,000
Burirao National High School	3,680,000	388,000	4,068,000
Busy Bees National High School	5,773,000	413,000	6,186,000
Cabigaan National High School	3,258,000	357,000	3,615,000
Cagayancillo National High School	11,888,000	855,000	12,743,000	355,000
Calandagan National High School	6,861,000	556,000	7,417,000	174,000
Calasaguen National High School	5,285,000	494,000	5,779,000
Calategas National High School	8,193,000	681,000	8,874,000
Calawag National High School	8,173,000	819,000	8,992,000
Calumpang National High Schoool		293,000	293,000
Candawaga National High School	16,791,000	1,127,000	17,918,000	477,000
Canimango National High School	2,831,000	371,000	3,202,000
Canipaan National High School	2,860,000	458,000	3,318,000	150,000
Canique National High School	5,282,000	556,000	5,838,000
Caponayan National High School	2,045,000	403,000	2,448,000	150,000
Caruray National High School	9,007,000	681,000	9,688,000	215,000
Casian National High School	6,525,000	688,000	7,213,000	257,000
Catagupan High School	1,214,000	326,000	1,540,000
Catama Barangay High School	3,448,000	344,000	3,792,000
Central Taytay Senior High School				1,910,000
Cheey National High School	4,046,000	472,000	4,518,000	150,000
Concepcion National High School, Agutaya	18,430,000	1,252,000	19,682,000	550,000
Concepcion National High School, Busuanga		605,000	605,000	344,000
Culadanun National High School	3,837,000	453,000	4,290,000
Cuyo Barangay High School	11,027,000	930,000	11,957,000	1,222,000
Danawan National High School	10,068,000	844,000	10,912,000	273,000
Decalachao National High School	1,214,000	531,000	1,745,000	222,000
Diapila National High School		305,000	305,000
Dumagueña National High School	7,310,000	724,000	8,034,000	236,000
Dumaran National High School	6,983,000	649,000	7,632,000	282,000
Dumaran National High School (Mainland)	7,997,000	856,000	8,853,000	360,000
Dumarao Barangay High School	6,402,000	474,000	6,876,000
Eliseo A. Lagrada Oblian National High School	3,766,000	426,000	4,192,000
Estrella Village National High School	1,229,000	383,000	1,612,000
F. Lagan, Sr. Memorial National High School (Caramay National High School)	6,426,000	568,000	6,994,000

904	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Gaudencio Abordo Memorial National High School - Balaguen National High School		454,000	454,000
Gaudencio Abordo Memorial National High School - Bisucay National High School		412,000	412,000
Gaudencio Abordo Memorial National High School - Rizal National High School		428,000	428,000
Green Island National High School		359,000	359,000
Halsey National High School	1,619,000	517,000	2,136,000
Ilian National High School	813,000	368,000	1,181,000
Inil U. Taha National High School	3,955,000	567,000	4,522,000	211,000
Ipilan National High School	10,532,000	866,000	11,398,000	420,000
Iraan-Sagpangan National High School	5,178,000	485,000	5,663,000
Isaub National High School	6,789,000	812,000	7,601,000	385,000
Isla Sombrero National High School	2,620,000	308,000	2,928,000
Isugod National High School	11,173,000	778,000	11,951,000
Jose Rizal Apoc-Apoc National High School	5,532,000	444,000	5,976,000
Labog National High School		420,000	420,000
Lapu-Lapu National High School	3,341,000	388,000	3,729,000
Liminangcong National High School	14,622,000	943,000	15,565,000	509,000
Little Baguio - Maasin National High School	2,023,000	529,000	2,552,000
Lumber Camp National High School	403,000	413,000	816,000
Maasin National High School (Bernas National High School)	12,374,000	872,000	13,246,000	341,000
Mabini National High School	-	326,000	326,000
Magbabadil National High School	8,951,000	568,000	9,519,000
Magsaysay National High School	5,294,000	612,000	5,906,000
Malaking Ilog National High School	403,000	332,000	735,000
Malampaya - San Jose National High School		364,000	364,000
Malatgao National High School, Narra		329,000	329,000
Malatgao National High School, Quezon	7,349,000	542,000	7,891,000
Malihud National High School	2,432,000	496,000	2,928,000
Malis National High School	4,463,000	474,000	4,937,000
Manamoc National High School	7,514,000	722,000	8,236,000	273,000
Mangsee National High School	5,266,000	751,000	6,017,000	390,000
Manlag National High School	1,619,000	399,000	2,018,000
Marcelo A. Bantug Memorial National High School	5,039,000	504,000	5,543,000
Mendoza National High School	5,066,000	473,000	5,539,000
Nangalao National High School	3,239,000	436,000	3,675,000	150,000
New Busuanga National High School	11,088,000	603,000	11,691,000	206,000
New Canipo National High School	6,000,000	606,000	6,606,000	206,000
New Guinlo National High School	8,398,000	737,000	9,135,000
New Ibajay National High School	12,506,000	856,000	13,362,000	296,000
Nicanor Zabala National High School	6,734,000	607,000	7,341,000
Ocam Ocam Integrated School		205,000	205,000
Paly National High School	1,619,000	429,000	2,048,000
Pamantolon National High School	3,262,000	456,000	3,718,000
Panalingaan National High School	813,000	624,000	1,437,000	150,000
Pancol Barangay High School	8,828,000	679,000	9,507,000	150,000
Panitian National High School	15,764,000	1,011,000	16,775,000	392,000
Panlaitan Barangay High School	5,040,000	557,000	5,597,000	172,000
Pasadeña National High School	1,619,000	408,000	2,027,000
Pawa National High School	11,968,000	498,000	12,466,000
Peace And Development Community National High School	3,255,000	409,000	3,664,000
Pical National High School		297,000	297,000
Pinaglabanan National High School	5,748,000	584,000	6,332,000
Port Barton National High School	10,162,000	929,000	11,091,000	268,000
Punang National High School	2,856,000	454,000	3,310,000
Quezon Panitian National High School	10,900,000	826,000	11,726,000	275,000
Quezon-Aramaywan National High School	9,904,000	841,000	10,745,000	298,000
Quinlogan National High School	10,352,000	739,000	11,091,000	291,000
Ramos National High School		385,000	385,000
Ransang National High School	7,536,000	556,000	8,092,000
Salang National High School	810,000	356,000	1,166,000
Samariñana National High School	3,246,000	462,000	3,708,000
San Carlos National High School	3,532,000	399,000	3,931,000
San Fernando National High School	7,125,000	643,000	7,768,000
San Jose (Roxas) National High School (Roxas National Comprehensive High School - San Jose Annex)	11,085,000	862,000	11,947,000	514,000
San Miguel National High School	16,552,000	991,000	17,543,000	463,000

JANUARY 3, 2022	OFFICIAL GAZETTE	905
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
San Nicolas National High School	810,000	432,000	1,242,000
Sandoval National High School, Narra	10,099,000	769,000	10,868,000	387,000
Sandoval National High School, Taytay	8,476,000	605,000	9,081,000	298,000
Sarong National High School	3,246,000	471,000	3,717,000
Sibaltan National High School	3,895,000	401,000	4,296,000
Sibaring National High School	2,856,000	306,000	3,162,000	150,000
Silanga National High School	1,632,000	453,000	2,085,000
Southern Bataraza National High School	10,396,000	688,000	11,084,000	220,000
Sowangan National High School	2,039,000	433,000	2,472,000
Speaker Ramon V. Mitra, Jr. National High School	10,428,000	769,000	11,197,000
Sta. Maria National High School	3,307,000	432,000	3,739,000
Sta. Monica High School	1,619,000	401,000	2,020,000
Suba National High School	7,750,000	694,000	8,444,000
Sumbiling National High School	8,691,000	906,000	9,597,000	277,000
Tabon National High School	5,666,000	322,000	5,988,000
Taburi National High School	3,642,000	476,000	4,118,000	150,000
Tagumpay Barangay High School	4,409,000	484,000	4,893,000
Tagusao National High School	10,074,000	749,000	10,823,000	305,000
Tara High School	403,000	388,000	791,000
Tarusan National High School	18,482,000	1,236,000	19,718,000	389,000
Teneguiban National High School (El Nido National High School - Teneguiban Extension)	4,993,000	593,000	5,586,000
Tinitian National High School	5,181,000	471,000	5,652,000
Tumarbong National High School	8,155,000	930,000	9,085,000	280,000
Turda National High School		488,000	488,000
Villa Paz National High School	810,000	317,000	1,127,000
Vito Pechangco Memorial National High School	16,577,000	782,000	17,359,000
Wenceslao Villapa High School (Mainit NHS)	3,662,000	423,000	4,085,000

Division of Puerto Princesa City	127,183,000	13,514,000	140,697,000	6,399,000

Division Office - Proper	2,707,000		2,707,000
Babuyan National High School (Palawan National School - Babuyan Annex)	7,704,000	655,000	8,359,000	150,000
Bacungan National High School	7,812,000	799,000	8,611,000	218,000
Bahile National High School	7,526,000	710,000	8,236,000	309,000
Buenavista High School	810,000	348,000	1,158,000
Cabayugan National High School	12,496,000	752,000	13,248,000	282,000
Inagawan National High School	10,916,000	871,000	11,787,000	190,000
Langogan National High School	9,432,000	834,000	10,266,000	428,000
Luzviminda National High School	6,788,000	618,000	7,406,000	150,000
Macarascas National High School	6,728,000	470,000	7,198,000	236,000
Matahimik-Bucana High School	1,219,000	389,000	1,608,000
Napsan National High School	7,915,000	657,000	8,572,000	254,000
Puerto Princesa City National Science High School	9,221,000	709,000	9,930,000	422,000
Puerto Princesa City Rural National High School	14,620,000	796,000	15,416,000	419,000
San Rafael National High School	7,553,000	696,000	8,249,000	326,000
Simpucan National High School (Napsan National High School - Simpucan Annex)	3,848,000	431,000	4,279,000	150,000
Sta. Lourdes National High School	9,041,000	775,000	9,816,000	250,000
Sta. Monica National High School	847,000	2,217,000	3,064,000	1,440,000
Tagabinet High School		344,000	344,000
Ubaldo L. Conde High School		443,000	443,000
SHS in Puerto Princesa City				1,175,000

906	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE

Division of Romblon	164,701,000	15,767,000	180,468,000	1,915,000

Division Office - Proper	2,671,000		2,671,000
Agripino Armedilla National High School	403,000	300,000	703,000
Agutay National High School	417,000	446,000	863,000
Alad National High School	4,602,000	455,000	5,057,000
Armin Rios - Marin National High School	403,000	284,000	687,000
Azagra National High School	7,935,000	633,000	8,568,000
Buenavista National High School		385,000	385,000
Cabolutan National High School - Carmen Extension	6,542,000	538,000	7,080,000	449,000
Cabolutan National High School (RCFF - San Agustin)	7,517,000	521,000	8,038,000
Cajidiocan National High School - Lumbang Este Extension	6,674,000	670,000	7,344,000	255,000
Cambalo National High School (RCFF - Sibuyan)	7,134,000	606,000	7,740,000	435,000
Concepcion National High School Annex (Bakhawan)		261,000	261,000
Danao National High School	11,542,000	947,000	12,489,000
Eduardo M. Moreno National High School (Bachawan National High School - Binongaan Annex)	8,766,000	631,000	9,397,000
Ferrol National High School (RCFF - Ferrol)	10,845,000	789,000	11,634,000	266,000
Gabawan National High School	810,000	232,000	1,042,000
Guinbirayan National High School	13,024,000	856,000	13,880,000
Limon Norte National High School	1,619,000	446,000	2,065,000
Mauricio F. Fabito National High School	4,075,000	446,000	4,521,000
Melodias Imperial, Sr. National High School		302,000	302,000
Pascual Catajay Linao National High School	3,885,000	323,000	4,208,000
Pinamihagan National High School	403,000	461,000	864,000
Romblon National High School - Mayha Extension	9,519,000	668,000	10,187,000
San Agustin National Trade School	8,387,000	682,000	9,069,000
San Andres Cultural High School		269,000	269,000
Sta. Maria National High School (RCFF - Sta. Maria)	10,586,000	874,000	11,460,000	360,000
Sto. Niño National High School	2,912,000	386,000	3,298,000
Tanagan National High School (RCFF - Tanagan)	10,110,000	776,000	10,886,000
Tranquilino Cawaling Sr. National High School	5,875,000	486,000	6,361,000
Tugdan National High School	11,539,000	662,000	12,201,000	150,000
Tungonan National High School	6,506,000	432,000	6,938,000

Region V - Bicol	3,502,763,000	321,198,000	3,823,961,000	101,146,000

Division of Albay	394,135,000	33,226,000	427,361,000	9,733,000

Division Office - Proper	7,004,000		7,004,000
Alabangpuro High School	6,474,000	601,000	7,075,000	179,000
Alimsog Integrated School	2,993,000	371,000	3,364,000	150,000
Anislag National High School - San Vicente Grande		527,000	527,000	206,000
Bañadero High School	6,049,000	535,000	6,584,000	150,000
Bascaran High School	3,075,000	681,000	3,756,000	179,000
Batan National High School	6,833,000	580,000	7,413,000	284,000
Batbat High School	4,727,000	445,000	5,172,000	150,000
Bical National High School	6,622,000	564,000	7,186,000	161,000
Bilbao High School	5,065,000	594,000	5,659,000	150,000
Bogtong National High School	3,768,000	460,000	4,228,000	150,000
Bonbon High School	14,445,000	864,000	15,309,000
Caguiba National High School	7,123,000	614,000	7,737,000	150,000
Cawayan High School, Manito	7,442,000	609,000	8,051,000	150,000
Cawayan National High School, Bacacay	13,067,000	998,000	14,065,000	349,000
Estancia National High School	6,888,000	604,000	7,492,000
Itaran National High School - Maysua Extension	4,367,000	539,000	4,906,000	296,000
Joroan High School	12,337,000	998,000	13,335,000	362,000
La Medalla High School		322,000	322,000
La Medalla National High School	4,456,000	391,000	4,847,000	150,000
Labnig National High School	9,697,000	810,000	10,507,000	170,000
Lacag National High School	10,341,000	709,000	11,050,000	150,000
Lanigay High School	10,812,000	821,000	11,633,000	243,000
Macabugos High School	7,903,000	658,000	8,561,000	227,000
Magpanambo National High School	5,632,000	518,000	6,150,000	150,000
Malabiga High School	2,992,000	362,000	3,354,000	150,000
Malapay High School	8,138,000	617,000	8,755,000	231,000
Malidong High School	14,600,000	1,001,000	15,601,000	307,000
Mamlad High School	3,822,000	418,000	4,240,000	150,000

JANUARY 3, 2022	OFFICIAL GAZETTE	907
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Mancao High School	8,452,000	723,000	9,175,000	206,000
Maramba National High School - Cagmanaba Ha	2,470,000	460,000	2,930,000	181,000
Marigondon High School	9,661,000	712,000	10,373,000	197,000
Matacon National High School	13,295,000	803,000	14,098,000
Matara High School	4,506,000	459,000	4,965,000	150,000
Nagotgot High School	8,520,000	714,000	9,234,000	224,000
Panoypoy High School	7,146,000	596,000	7,742,000	161,000
Paraian National High School	8,238,000	644,000	8,882,000	202,000
Rawis High School	9,909,000	730,000	10,639,000	222,000
Sabino Rebagay Memorial High School	5,744,000	563,000	6,307,000	224,000
San Agustin Integrated High School	15,622,000	967,000	16,589,000	150,000
San Fernando National High School	8,819,000	780,000	9,599,000	177,000
San Francisco National High School	9,159,000	576,000	9,735,000	150,000
San Isidro National High School, Jovellar	6,395,000	468,000	6,863,000	150,000
San Isidro National High School, Malilipot	10,015,000	802,000	10,817,000	252,000
San Jose National High School, Libon	7,532,000	750,000	8,282,000	257,000
San Juan High School	13,258,000	1,029,000	14,287,000	275,000
San Miguel High School	7,126,000	644,000	7,770,000	239,000
San Pablo High School	7,658,000	615,000	8,273,000	231,000
San Pascual High School	4,990,000	474,000	5,464,000	200,000
San Ramon High School	3,794,000	384,000	4,178,000	150,000
San Vicente National High School	9,773,000	752,000	10,525,000	291,000
Sogod National High School	6,438,000	425,000	6,863,000	150,000
Tinopan High School	5,006,000	495,000	5,501,000	150,000
Tobog High School	3,937,000	450,000	4,387,000	150,000

Division of Camarines Norte	198,423,000	21,660,000	220,083,000	6,106,000

Division Office - Proper	3,790,000		3,790,000
Aniceta De Lara Pimentel High School		406,000	406,000
Bagong Silang II High School	6,374,000	559,000	6,933,000	211,000
Bulala High School	6,688,000	637,000	7,325,000	150,000
Calabaca Integrated School		236,000	236,000
Calabasa Integrated School		401,000	401,000
Camarines Norte National High School - Annex				781,000
Caringo High School (San Roque NHS Annex)		400,000	400,000	150,000
Colasi Integrated School		315,000	315,000
Dominador Narido High School	7,540,000	750,000	8,290,000	150,000
Dumagmang Integrated School	7,134,000	583,000	7,717,000	150,000
E. P. Borja High School	8,196,000	745,000	8,941,000	150,000
Eugenia Morana - Quintela Memorial High School	8,783,000	806,000	9,589,000	195,000
Fabrica High School	5,365,000	542,000	5,907,000	150,000
Gawad Kalinga High School	5,814,000	541,000	6,355,000	150,000
Gonzales-Azcutia High School	7,670,000	691,000	8,361,000	150,000
Gumaus High School	7,605,000	696,000	8,301,000	150,000
Kabatuhan Integrated School		315,000	315,000
Lalawigan National High School	7,394,000	649,000	8,043,000	216,000
Lazaro Cabezudo High School	3,624,000	384,000	4,008,000	150,000
Magsaysay National High School	6,132,000	560,000	6,692,000	150,000
Malaya Integrated School		248,000	248,000
Matango National High School	6,541,000	594,000	7,135,000	174,000
Maulawin National High School	7,827,000	648,000	8,475,000	192,000
Maximo Manarang High School		408,000	408,000	150,000
Pag-asa High School, Labo	3,470,000	352,000	3,822,000	150,000
Pagsangahan Integrated School		282,000	282,000
Palali Integrated School		295,000	295,000
Pambuhan National High School	13,661,000	937,000	14,598,000	289,000
Porfirio R. Ponayo High School	7,283,000	668,000	7,951,000	150,000
Sabang National High School, Vinzons	9,910,000	895,000	10,805,000	284,000
San Antonio High School		303,000	303,000
San Francisco National High School	10,082,000	851,000	10,933,000	252,000
San Isidro High School	5,176,000	542,000	5,718,000	150,000
San Pedro - Domingo Llarena High School	7,915,000	594,000	8,509,000	195,000
Sarah Jane Ferrer High School	9,525,000	849,000	10,374,000	323,000
Sta. Cruz National High School	7,779,000	699,000	8,478,000	232,000
Sta. Elena Integrated School		769,000	769,000	150,000
Tuaca High School	10,190,000	793,000	10,983,000	179,000
Victoria Tuacar High School	6,955,000	717,000	7,672,000	183,000

908	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE

Division of Camarines Sur	1,108,295,000	98,901,000	1,207,196,000	28,656,000

Division Office - Proper	19,676,000		19,676,000
Adiangao High School	238,000	300,000	538,000
Agay-ayan National High School	5,313,000	459,000	5,772,000	150,000
Anib National High School	9,937,000	673,000	10,610,000	302,000
Antipolo Heights Integrated School		483,000	483,000	150,000
Antipolo National High School, Tinambac	8,835,000	734,000	9,569,000	195,000
Apad Provincial High School	10,220,000	881,000	11,101,000	475,000
Bagacay High School	9,082,000	882,000	9,964,000	287,000
Bagadion High School		189,000	189,000
Bagolatao National High School	1,639,000	342,000	1,981,000	150,000
Bahao National High School	10,296,000	842,000	11,138,000	270,000
Bahi National High School	8,903,000	701,000	9,604,000	206,000
Balaogan National High School	11,181,000	616,000	11,797,000	332,000
Balaton National High School	7,813,000	607,000	8,420,000	150,000
Banga National High School	3,515,000	309,000	3,824,000
Bantugan National High School	4,026,000	371,000	4,397,000	150,000
Bikol High School for Arts and Culture		216,000	216,000
Binagasbasan National High School	8,007,000	461,000	8,468,000	150,000
Binagasbasan National High School - Denrica NHS		444,000	444,000	150,000
Binobong High School	7,466,000	653,000	8,119,000	245,000
Bitaogan National High School	5,468,000	395,000	5,863,000	150,000
Bolo Norte High School	14,432,000	927,000	15,359,000	364,000
Buenavista National High School	7,450,000	645,000	8,095,000	206,000
Buhi High School	4,470,000	719,000	5,189,000
Buhi SPED Integrated School	3,202,000	353,000	3,555,000	150,000
Bula National High School - Caorasan NHS Annex (Bula)		421,000	421,000	150,000
Burabod National High School	8,659,000	775,000	9,434,000	150,000
Cabotonan High School	4,630,000	549,000	5,179,000	154,000
Cagbibi National High School	3,515,000	426,000	3,941,000	150,000
Calabnigan Green Meadows High School		344,000	344,000	150,000
Camarines Sur National Agro-Industrial High School		190,000	190,000
Camarines Sur Sports Academy	2,892,000	326,000	3,218,000	150,000
Canayonan National High School	4,115,000	585,000	4,700,000	200,000
Caranday National High School	6,912,000	602,000	7,514,000	156,000
Carmel National High School	9,201,000	822,000	10,023,000	215,000
Casay Provincial High School	11,953,000	1,025,000	12,978,000	355,000
Casugad National High School	7,806,000	636,000	8,442,000	224,000
Catalotoan National High School	5,724,000	521,000	6,245,000	150,000
Coguit Provincial High School	12,647,000	855,000	13,502,000	302,000
Computer Science High School of Bicolandia	5,535,000	601,000	6,136,000
Cristobal D. Aquino Memorial High School	1,941,000	516,000	2,457,000	220,000
Curry National High School	9,940,000	694,000	10,634,000	184,000
Dahat National Vocational High School	14,697,000	853,000	15,550,000	429,000
Dalipay High School	238,000	376,000	614,000	150,000
Dalupaon National High School	15,230,000	697,000	15,927,000	150,000
Del Rosario National High School	6,400,000	528,000	6,928,000	150,000
Divine Shepherd High School		323,000	323,000
Dña. Basilia S. Quilon Memorial High School	9,030,000	773,000	9,803,000	300,000
Don Mariano C. San Juan High School	3,910,000	431,000	4,341,000	150,000
Don Teofilo H. Dilanco Memorial High School	12,521,000	822,000	13,343,000	279,000
Doroteo Federis, Sr. National High School	6,615,000	515,000	7,130,000	150,000
Dr. Lorenzo P. Ziga Memorial High School	8,540,000	676,000	9,216,000	270,000
Dr. Nelson Mejia National High School	5,560,000	572,000	6,132,000	150,000
Eduardo T. Agomaa National High School	6,861,000	614,000	7,475,000	179,000
Eusebia Paz Arroyo Memorial National High School	13,344,000	793,000	14,137,000	150,000
Fabrica High School	11,779,000	724,000	12,503,000	177,000
Federico P. Condat National High School, Presentacion	11,154,000	705,000	11,859,000	348,000
Felipe P. Panton High School	10,146,000	774,000	10,920,000	284,000
Gibgos National High School	7,127,000	518,000	7,645,000
Goa Science High School	1,626,000	400,000	2,026,000	216,000
Gov. Mariano E. Villafuerte High School, Pili	6,201,000	299,000	6,500,000	150,000
Gregorio O. Bercasio Memorial High School	9,250,000	682,000	9,932,000	271,000
Guijalo National High School	9,133,000	764,000	9,897,000	279,000
Haluban National High School	6,908,000	530,000	7,438,000	150,000
Harrison Integrated School		449,000	449,000	150,000
Himanag National High School	11,088,000	690,000	11,778,000	252,000
Huyonhuyon High School	8,547,000	852,000	9,399,000	321,000

JANUARY 3, 2022	OFFICIAL GAZETTE	909
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Iraya High School	403,000	484,000	887,000
Jaime Macatangay Sr. National High School	12,632,000	878,000	13,510,000	367,000
Jose de Villa National High School	19,229,000	1,101,000	20,330,000	179,000
Juan L. Filipino Memorial High School	14,667,000	1,005,000	15,672,000	353,000
La Salvacion National High School	16,440,000	980,000	17,420,000	387,000
La Victoria High School (Fabrica NHS Annex)	1,619,000	541,000	2,160,000	161,000
Laganac High School	6,820,000	457,000	7,277,000	150,000
Lidong High School	3,364,000	414,000	3,778,000	150,000
Lip-ac ES (Sitio Catagbacan)		249,000	249,000
Lourdes Provincial High School	5,548,000	490,000	6,038,000	150,000
Lubigan Sr. High School		467,000	467,000
Lupi National High School	13,263,000	911,000	14,174,000	385,000
Lupi-Iligan National High School	8,813,000	671,000	9,484,000	206,000
Maangas High School - Buenavista Annex	3,573,000	432,000	4,005,000	177,000
Magsaysay National High School	6,217,000	604,000	6,821,000	150,000
Malansad National High School	6,060,000	573,000	6,633,000	161,000
Malate-Olos High School		437,000	437,000
Mambayawas High School	4,085,000	500,000	4,585,000	150,000
Mambulo Nuevo High School	16,346,000	855,000	17,201,000	284,000
Manangle High School	7,336,000	627,000	7,963,000	150,000
Mangayawan National High School	6,292,000	453,000	6,745,000
Mansalaya National High School	8,216,000	686,000	8,902,000	225,000
Mantalisay National High School	7,243,000	591,000	7,834,000	158,000
Marangi High School		395,000	395,000	150,000
Masoli National High School	8,196,000	624,000	8,820,000	150,000
Medroso Mendoza High School	11,411,000	813,000	12,224,000	264,000
New Partido High School		473,000	473,000	156,000
Nonito Paz Arroyo Memorial National High School	8,479,000	499,000	8,978,000
Northern Canaman High School	4,815,000	354,000	5,169,000	150,000
Northern Plain High School	6,234,000	546,000	6,780,000	150,000
Ombao National High School	6,314,000	495,000	6,809,000	186,000
Oring National High School	8,358,000	760,000	9,118,000	200,000
Pablo Lim Olivan National High School	16,034,000	856,000	16,890,000
Pag-Oring Nuevo National High School	3,795,000	452,000	4,247,000	150,000
Palangon High School	4,531,000	445,000	4,976,000	150,000
Palo Integrated School	238,000	315,000	553,000
Pambuhan National High School	12,322,000	714,000	13,036,000	150,000
Panagan High School	10,683,000	721,000	11,404,000	303,000
Pararao National High School	11,753,000	998,000	12,751,000	378,000
Payak High School	4,582,000	593,000	5,175,000	150,000
Payatan National High School	8,088,000	502,000	8,590,000	154,000
Pinamasagan National High School	8,191,000	709,000	8,900,000	309,000
Ponong Integrated School	2,474,000	435,000	2,909,000	150,000
Presentacion National High School	13,552,000	1,023,000	14,575,000	307,000
Pulang Daga National High School	5,231,000	470,000	5,701,000	150,000
R.T. Subastil Memorial High School	5,241,000	486,000	5,727,000	150,000
Rabano High School	810,000	330,000	1,140,000
Ragay Science and Mathematics Oriented High School	3,871,000	467,000	4,338,000	254,000
Rangas Ramos National High School (San Jose Fishery)	8,792,000	655,000	9,447,000	213,000
Rolando R. Andaya, Sr. Memorial High School	10,148,000	921,000	11,069,000	406,000
Sabang High School, Calabanga	13,592,000	1,122,000	14,714,000	261,000
Sacred Heart High School	9,300,000	871,000	10,171,000	360,000
Sagrada National High School - Tinambac	7,939,000	546,000	8,485,000
Sagrada Provincial High School	11,398,000	934,000	12,332,000	293,000
Sagurong High School, Sagurong	1,643,000	437,000	2,080,000	150,000
Salogon High School	7,966,000	634,000	8,600,000	216,000
Salvacion High School		446,000	446,000
Salvacion High School (Sagnay Southeastern)	4,665,000	592,000	5,257,000	150,000
San Antonio National High School	12,451,000	917,000	13,368,000	328,000
San Jose Alanao High School	5,298,000	535,000	5,833,000	181,000
San Jose Integrated School	403,000	304,000	707,000
San Pablo Integrated School	2,036,000	383,000	2,419,000	150,000
San Rafael National High School - Cabalinadan Annex High School	825,000	460,000	1,285,000	206,000
San Ramon National High School - Bula	7,024,000	764,000	7,788,000	259,000
San Ramon Provincial High School	5,630,000	512,000	6,142,000	150,000
San Roque High School, Bato	9,381,000	624,000	10,005,000	150,000
San Sebastian Fisheries High School		205,000	205,000

910	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
San Vicente High School, Sipocot	4,821,000	424,000	5,245,000	150,000
San Vicente National High School - Pamplona	9,953,000	804,000	10,757,000	184,000
Severo High School	238,000	738,000	976,000
Sibaguan Agro-Industrial High School	12,226,000	555,000	12,781,000
Siembre High School	4,397,000	509,000	4,906,000	150,000
Sinuknipan National High School	12,855,000	1,031,000	13,886,000	383,000
Siruma High School (Fundado High School Annex)	238,000	318,000	556,000
Sisa Feliciano Memorial High School	9,851,000	866,000	10,717,000	255,000
Sto. Nino Integrated School	1,452,000	377,000	1,829,000
Sumaoy Integrated School	238,000	425,000	663,000	167,000
Tabgon High School	9,932,000	800,000	10,732,000	275,000
Tabgon National High School	11,047,000	836,000	11,883,000	231,000
Tambo National High School	16,094,000	931,000	17,025,000
Tandoc National High School	10,461,000	680,000	11,141,000	279,000
Tapayas National High School	10,003,000	853,000	10,856,000	287,000
Tawog National High School - Eastern Coast NHS (Tawog)		572,000	572,000	150,000
Tawog National High School - Northern Peninsula	238,000	533,000	771,000	151,000
Tierra Nevada National High School	7,085,000	600,000	7,685,000	150,000
Tinalmud National High School, Pasacao	2,261,000	537,000	2,798,000	150,000
Tinawagan National High School	10,527,000	918,000	11,445,000	303,000
Tinorongan National High School	2,836,000	487,000	3,323,000	282,000
Toytoy Integrated School	238,000	347,000	585,000	150,000
V. Bagasina Memorial High School	21,344,000	1,574,000	22,918,000
Victor Bernal Provincial High School	9,432,000	768,000	10,200,000	192,000
Villafuerte - Peña High School	4,928,000	545,000	5,473,000	150,000
Villamayor National High School	11,487,000	856,000	12,343,000	307,000
Visita De Salog High School	6,018,000	555,000	6,573,000	150,000
Vito National High School	7,971,000	702,000	8,673,000	186,000
West Coast National High School (West Coast High School)	5,720,000	567,000	6,287,000	150,000

Division of Catanduanes	223,143,000	18,568,000	241,711,000	6,564,000

Division Office - Proper	3,750,000	-	3,750,000
Agban National High School	5,692,000	496,000	6,188,000	229,000
Antipolo National High School	7,747,000	587,000	8,334,000	259,000
Bote Integrated School	6,030,000	504,000	6,534,000	150,000
Bugao National High School	6,330,000	541,000	6,871,000	150,000
Buyo Integrated School	11,986,000	880,000	12,866,000	420,000
Cabcab National High School	9,850,000	762,000	10,612,000	310,000
Cabugao Integrated School	11,521,000	844,000	12,365,000	289,000
Cobo Integrated School	5,446,000	541,000	5,987,000	150,000
Codon National High School	6,335,000	526,000	6,861,000	150,000
Dariao National High School	5,569,000	512,000	6,081,000	150,000
Dororian National High School	3,684,000	321,000	4,005,000	150,000
Hawan National High School	7,182,000	582,000	7,764,000	150,000
Lictin Integrated School	4,640,000	530,000	5,170,000	150,000
Magnesia National High School	6,800,000	511,000	7,311,000	150,000
Manambrag National High School	9,845,000	799,000	10,644,000	284,000
Mayngaway National High School	10,874,000	803,000	11,677,000	351,000
Milaviga Integrated School	4,654,000	442,000	5,096,000	150,000
Palta National High School	9,451,000	723,000	10,174,000	234,000
Palumbanes Integrated School		373,000	373,000	150,000
Panganiban National High School	16,185,000	571,000	16,756,000	158,000
Panganiban National High School, Caic Compound (Panganiban)		855,000	855,000	300,000
San Jose National High School	12,588,000	956,000	13,544,000	374,000
San Miguel Rural Development High School (Mabato High School Annex)	909,000	565,000	1,474,000	150,000
San Vicente National High School	6,133,000	500,000	6,633,000	150,000
Sicmil Integrated School	3,997,000	407,000	4,404,000	150,000
Tabugoc National High School	13,271,000	960,000	14,231,000	294,000
Tambongon National High School	9,457,000	768,000	10,225,000	318,000
Tinago National High School	6,814,000	513,000	7,327,000	160,000
Tubli National High School	16,403,000	1,196,000	17,599,000	484,000

Division of Iriga City	45,394,000	4,426,000	49,820,000	2,425,000

Division Office - Proper	841,000		841,000
Cristo Rey Integrated School	6,986,000	614,000	7,600,000	163,000
Iriga City Division Integrated Special School (SPED)		355,000	355,000

JANUARY 3, 2022	OFFICIAL GAZETTE	911
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Rinconada National Technical Vocational School - San Francisco High School Annex		386,000	386,000
San Agustin (Stand Alone) Senior High School				1,395,000
San Juan Integrated School		205,000	205,000
San Pedro National High School	6,293,000	556,000	6,849,000	150,000
Santiago Integrated School	8,066,000	663,000	8,729,000	181,000
Sta. Maria High School	9,232,000	718,000	9,950,000	234,000
Sto. Niño National High School	13,976,000	929,000	14,905,000	302,000

Division of Legazpi City	67,045,000	6,123,000	73,168,000	1,263,000

Division Office - Proper	1,197,000		1,197,000
Arimbay High School	12,051,000	1,085,000	13,136,000	225,000
Cagbagong High School	4,694,000	552,000	5,246,000	150,000
Gogon High School	16,101,000	1,356,000	17,457,000	213,000
Maslog High School	6,418,000	668,000	7,086,000	151,000
Pawa High School	10,411,000	789,000	11,200,000	150,000
Special Education Center		268,000	268,000
Taysan Resettlement Integrated School	16,173,000	1,405,000	17,578,000	374,000

Division of Ligao City	69,749,000	6,861,000	76,610,000	2,336,000

Division Office - Proper	1,299,000		1,299,000
Amtic National High School	11,572,000	822,000	12,394,000	174,000
Bacong High School	14,299,000	1,138,000	15,437,000	580,000
Barayong High School	12,373,000	841,000	13,214,000
Cabarian National High School	11,952,000	878,000	12,830,000	373,000
Ligao City National Technical-Vocational High School		1,122,000	1,122,000	532,000
Maonon High School		489,000	489,000	150,000
Oma-Oma National High School	7,804,000	704,000	8,508,000	245,000
Palapas National High School	10,450,000	867,000	11,317,000	282,000

Division of Masbate	787,109,000	76,113,000	863,222,000	26,283,000

Division Office - Proper	14,430,000		14,430,000
Alimango National High School	8,522,000	673,000	9,195,000	202,000
Allanaraiz-Marfil High School	11,642,000	1,019,000	12,661,000	504,000
Amado E. Lazaro High School		527,000	527,000	245,000
Amador-Bello High School		663,000	663,000	243,000
Amotag National High School		469,000	469,000	199,000
Aroroy Stand Alone Senior High School				207,000
Arriesgado-Sevillano High School	8,635,000	709,000	9,344,000	247,000
Balete High School		281,000	281,000
Bangalisan Barangay High School	7,585,000	634,000	8,219,000	211,000
Bara National High School	12,297,000	824,000	13,121,000	294,000
Bartolabac Integrated School		222,000	222,000
Bricio Aninang, Sr. Memorial High School (Panguiranan National High School)	13,515,000	1,034,000	14,549,000	266,000
Buenasuerte Integrated School		947,000	947,000	383,000
Buenavista Integrated School		511,000	511,000	150,000
Bugtong Barangay High School	5,662,000	548,000	6,210,000	156,000
Buracan National High School	11,990,000	869,000	12,859,000	227,000
Burgos National High School	7,114,000	642,000	7,756,000	215,000
Buri National High School	6,849,000	604,000	7,453,000	181,000
Busing Integrated School		329,000	329,000
Buyo National High School	6,327,000	554,000	6,881,000	150,000
Cabangcalan High School		357,000	357,000	150,000
Cabitan High School	17,653,000	1,354,000	19,007,000	616,000
Cadulawan National High School	9,044,000	652,000	9,696,000	213,000
Casamongan Integrated School		279,000	279,000	150,000
Casinillo-Monteroyo High School		289,000	289,000
Cawayan National High School	8,161,000	533,000	8,694,000	172,000
Centro Integrated School		293,000	293,000
Cogon High School	12,120,000	848,000	12,968,000	364,000
Conrada Tero Kho Memorial High School	8,928,000	529,000	9,457,000	200,000
Costa Rica Integrated School	6,759,000	526,000	7,285,000	153,000
Cristeta Bagano Memorial High School	238,000	959,000	1,197,000	344,000
Dalipe High School	7,729,000	640,000	8,369,000	150,000
Damaso R. Rubia Memorial High School	8,213,000	675,000	8,888,000	245,000
Delavin-Rubia High School	7,089,000	614,000	7,703,000	170,000

912	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Eastern Capsay Integrated School		303,000	303,000	150,000
Emilio Lee Llacer, Sr. High School	3,374,000	402,000	3,776,000	150,000
F. Alindogan National High School	13,469,000	911,000	14,380,000	394,000
Feliciano S. Samonte Memorial High School	7,829,000	758,000	8,587,000	273,000
Felixberto del Rosario, Jr. Memorial High School	9,187,000	708,000	9,895,000	241,000
Floro L. Medina Memorial High School	5,550,000	537,000	6,087,000	150,000
Francisca Conag Lavisto Memorial High School	4,195,000	461,000	4,656,000	150,000
Gerardo C. Cardiño, Sr. High School	4,975,000	530,000	5,505,000	150,000
Gibraltar Integrated School	6,356,000	485,000	6,841,000	150,000
Halabangbaybay National High School	5,174,000	491,000	5,665,000	172,000
Iniwaran Integrated School		515,000	515,000	158,000
Ipil National High School	7,578,000	598,000	8,176,000	150,000
Jamorawon Barangay High School	14,413,000	1,012,000	15,425,000	351,000
Labangco High School		489,000	489,000	150,000
Lagta National High School	9,343,000	714,000	10,057,000	200,000
Lahong National High School	8,826,000	647,000	9,473,000	220,000
Lantangan High School	5,392,000	585,000	5,977,000	224,000
Libertad High School	7,030,000	475,000	7,505,000	150,000
Liong National High School	12,745,000	1,337,000	14,082,000	341,000
Mababangbaybay National High School	6,943,000	699,000	7,642,000	247,000
Mabuhay Integrated School		250,000	250,000
Madamba Integrated School		358,000	358,000	150,000
Magdalena National High School	10,378,000	679,000	11,057,000	150,000
Malaking Ilog National High School	6,234,000	609,000	6,843,000	190,000
Malbug High School	16,134,000	1,120,000	17,254,000	424,000
Maravilla High School		751,000	751,000	337,000
Marintoc National High School	11,670,000	890,000	12,560,000	150,000
Mary Perpetua E. Briones High School	10,357,000	780,000	11,137,000	314,000
Mataba Integrated School	7,067,000	555,000	7,622,000	177,000
Matagangtang National High School	7,729,000	724,000	8,453,000	264,000
Miabas High School	5,973,000	579,000	6,552,000	211,000
Milagros National High School	10,912,000	951,000	11,863,000	373,000
Nabangig National High School	21,494,000	1,174,000	22,668,000	509,000
Nabongsoran High School	5,352,000	530,000	5,882,000	183,000
Naro High School	19,106,000	1,556,000	20,662,000	616,000
Osmeña High School	8,695,000	662,000	9,357,000	254,000
Palanas National Agricultural High School	9,962,000	755,000	10,717,000	296,000
Palanas National High School	5,384,000	540,000	5,924,000	150,000
Palani Integrated School		279,000	279,000
Pedro C. Sese, Sr. Memorial High School	8,765,000	604,000	9,369,000	208,000
Pinamandayan High School	5,554,000	496,000	6,050,000	150,000
Pulanduta National High School - Jintolo High School, Pulanduta	7,832,000	685,000	8,517,000	206,000
Puro High School	17,089,000	1,197,000	18,286,000	491,000
Quezon National High School	5,404,000	661,000	6,065,000	150,000
Quinayangan National High School	7,176,000	634,000	7,810,000	248,000
Revil-Bajar National High School		443,000	443,000	150,000
Rizal Integrated School		383,000	383,000	150,000
Rodolfo Z. Titong National High School	9,947,000	650,000	10,597,000	199,000
Roxas Integrated High School		281,000	281,000
Salvacion High School		482,000	482,000	150,000
San Carlos National High School		400,000	400,000	150,000
San Isidro National High School	9,227,000	805,000	10,032,000	222,000
San Pablo High School	12,485,000	943,000	13,428,000	335,000
San Pedro National High School	9,478,000	908,000	10,386,000	357,000
San Ramon National High School	14,440,000	872,000	15,312,000	300,000
Santos E. Conag National High School	13,199,000	883,000	14,082,000	440,000
Serafin C. Rosero Memorial High School	10,709,000	815,000	11,524,000	321,000
Simawa National High School		497,000	497,000	160,000
Sulpicio T. Condor, Sr. National High School		643,000	643,000	188,000
Tagpu High School		575,000	575,000
Taisan High School		574,000	574,000	225,000
Tanque National High School	16,379,000	1,335,000	17,714,000	752,000
Temestocles A. Merioles Memorial High School (Armenia National High School)	17,436,000	1,214,000	18,650,000	433,000
Teresita C. Young High School	7,023,000	753,000	7,776,000	282,000
Tiburcio Berdida High School (Pasig NHS)	12,579,000	1,087,000	13,666,000	394,000
Tigbao Integrated School	7,174,000	628,000	7,802,000	275,000
Tinigban National High School	9,838,000	756,000	10,594,000	357,000

JANUARY 3, 2022	OFFICIAL GAZETTE	913
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Tito R. Espinosa Memorial National Agricultural High School (Burias National Agricultural High School)	11,560,000	863,000	12,423,000	335,000
Togoron National High School	6,966,000	653,000	7,619,000	158,000
Tomas V. Rivera Memorial High School	27,895,000	1,834,000	29,729,000	954,000
Tugbo Integrated School		273,000	273,000
Tumalaytay High School		606,000	606,000	158,000
Ubo Integrated School		253,000	253,000
Uson National High School	15,824,000	1,140,000	16,964,000	376,000
Verdida Sabrido High School	12,545,000	952,000	13,497,000	293,000
Vicente D. Alburo High School		425,000	425,000	150,000
Villa Integrated School		357,000	357,000
Vivencio P. Casas, Sr. Memorial High School, Placer	21,257,000	1,298,000	22,555,000	640,000
Zapatos Integrated School		249,000	249,000

Division of Masbate City	55,809,000	4,957,000	60,766,000	1,065,000

Division Office - Proper	966,000		966,000
A. Delos Reyes Integrated School	6,730,000	638,000	7,368,000	150,000
Bantigue High School	7,331,000	709,000	8,040,000	192,000
Bayombon High School	6,636,000	676,000	7,312,000	153,000
Bolo High School	13,154,000	1,115,000	14,269,000	150,000
Nursery High School	9,062,000	806,000	9,868,000	154,000
Usab High School	11,930,000	1,013,000	12,943,000	266,000

Division of Naga City	34,447,000	3,019,000	37,466,000	649,000

Division Office - Proper	521,000		521,000
Del Rosario High School	403,000	380,000	783,000
Leon Q. Mercado High School	12,917,000	1,070,000	13,987,000	369,000
Tinago National High School	20,606,000	1,569,000	22,175,000	280,000

Division of Sorsogon	389,945,000	36,135,000	426,080,000	10,523,000

Division Office - Proper	7,015,000		7,015,000
Bacolod National High School	8,465,000	637,000	9,102,000	150,000
Bagacay National High School	12,395,000	880,000	13,275,000	231,000
Bagatao National High School	5,410,000	575,000	5,985,000	176,000
Bagong Sirang High School	1,684,000	409,000	2,093,000	150,000
Bantayan National High School	6,215,000	591,000	6,806,000
Bartolome G. Lee Sr. Integrated School		205,000	205,000
Bayasong National High School	11,911,000	864,000	12,775,000	271,000
Beguin High School, Bulan	6,605,000	564,000	7,169,000	200,000
Bentuco National High School	8,379,000	632,000	9,011,000	150,000
Biton High School	5,480,000	580,000	6,060,000	202,000
Buenavista National High School, Castilla	4,675,000	502,000	5,177,000	339,000
Bulacao National High School	10,883,000	665,000	11,548,000	154,000
Butag School of Fisheries	6,376,000	562,000	6,938,000	150,000
Cabugao National High School	6,713,000	603,000	7,316,000	197,000
Cadandanan National High School	5,618,000	501,000	6,119,000	150,000
Caditaan National High School	9,224,000	704,000	9,928,000	150,000
Cagbolo National Vocational High School	5,842,000	531,000	6,373,000	163,000
Calao National High School	10,186,000	743,000	10,929,000	222,000
Celso S. Falcotelo National High School, Barcelona	6,584,000	512,000	7,096,000	150,000
Culasi National High School	8,745,000	774,000	9,519,000	319,000
Danao National High School	6,788,000	572,000	7,360,000	176,000
Del Carmen Memorial High School	8,202,000	661,000	8,863,000	150,000
Donsol National Comprehensive High School - Banuang Gurang Extension	3,642,000	643,000	4,285,000	326,000
Donsol National Comprehensive High School - Sta. Cruz Extension High School		687,000	687,000	447,000
Donsol Vocational High School - Gimagaan		653,000	653,000	181,000
Donsol Vocational High School - Gogon Annex		488,000	488,000
Faustino G. Glua High School	7,116,000	645,000	7,761,000	150,000
Gate National High School	10,013,000	746,000	10,759,000	169,000
Guruyan High School	7,183,000	679,000	7,862,000	181,000
Irosin North National High School	9,503,000	872,000	10,375,000	161,000
J.P. Laurel High School	10,820,000	982,000	11,802,000	293,000
Jupi National High School	8,130,000	632,000	8,762,000	150,000
Lajong National High School	3,508,000	392,000	3,900,000	150,000
Lungib National High School	6,319,000	576,000	6,895,000	151,000

914	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Manlabong National High School	5,949,000	550,000	6,499,000	150,000
Manuel T. Sia Memorial High School	8,222,000	677,000	8,899,000	245,000
Mayon National High School	11,911,000	896,000	12,807,000	289,000
Milagrosa National High School	9,695,000	671,000	10,366,000	156,000
Oras National High School	9,081,000	722,000	9,803,000	247,000
Palanas National High School	7,484,000	697,000	8,181,000	224,000
Pandan High School	4,482,000	599,000	5,081,000	227,000
Patag Integrated School		384,000	384,000
Pili National High School	6,249,000	571,000	6,820,000	150,000
Quezon National High School	9,268,000	556,000	9,824,000	184,000
Rizal National High School - Gubat	10,154,000	686,000	10,840,000	318,000
Sablayan High School		328,000	328,000
San Antonio National High School	5,376,000	510,000	5,886,000	150,000
San Juan Bag-o High School	8,107,000	672,000	8,779,000	150,000
San Juan National High School	12,338,000	975,000	13,313,000	211,000
San Rafael High School, Castilla	9,468,000	818,000	10,286,000	387,000
San Rafael High School, Pilar	6,104,000	607,000	6,711,000	184,000
San Rafael Integrated School		253,000	253,000
San Roque National High School	7,960,000	665,000	8,625,000	211,000
Sisigon Integrated School		271,000	271,000
Siuton National High School	9,977,000	777,000	10,754,000	236,000
Sua High School, Matnog	9,760,000	732,000	10,492,000	224,000
Tingco National High School	7,042,000	649,000	7,691,000	179,000
Tiong Hen So Memorial High School	1,689,000	607,000	2,296,000	192,000

Division of Sorsogon City	92,267,000	8,160,000	100,427,000	4,896,000

Division Office - Proper	1,600,000		1,600,000
Bogña Integrated School	1,636,000	694,000	2,330,000	224,000
Buenavista National High School	4,903,000	416,000	5,319,000	150,000
Buhatan Integrated National School	11,581,000	592,000	12,173,000	193,000
Buhatan National High School	8,229,000	605,000	8,834,000	150,000
Capuy Integrated National School		211,000	211,000
Gatbo National High School	6,166,000	543,000	6,709,000	181,000
Lydia D. Martinez Memorial High School (Sugod NHS)	9,657,000	739,000	10,396,000
Mercedes B. Peralta Senior High School				769,000
Osiao Paglingap National High School	6,058,000	525,000	6,583,000	197,000
Pamurayan Integrated School	6,445,000	574,000	7,019,000	202,000
Panlayaan National High School	14,157,000	1,133,000	15,290,000	546,000
Rawis Senior High School				1,125,000
San Isidro National High School, Bacon	10,576,000	721,000	11,297,000	250,000
San Lorenzo Integrated National School		242,000	242,000
Sawanga National High School	6,222,000	559,000	6,781,000	252,000
Sto. Niño Integrated School	5,037,000	606,000	5,643,000	170,000
Sugod Senior High School				487,000

Division of Tabaco City	37,002,000	3,049,000	40,051,000	647,000

Division Office - Proper	621,000		621,000
Bongabong High School	7,440,000	661,000	8,101,000	170,000
Comon High School	6,544,000	531,000	7,075,000	150,000
Hacienda High School	10,547,000	666,000	11,213,000	177,000
Malictay High School		368,000	368,000
Mariroc High School	11,850,000	823,000	12,673,000	150,000

Region VI - Western Visayas	1,554,873,000	209,193,000	1,764,066,000	58,235,000

Division of Aklan	239,264,000	23,668,000	262,932,000	8,218,000

Division Office - Proper	4,676,000		4,676,000
Agtughangin Integrated School	4,166,000	476,000	4,642,000	150,000
Alfonso XII National High School	4,437,000	488,000	4,925,000	150,000
Altavas National High School (Cabangila Annex)	6,256,000	528,000	6,784,000	150,000
Angas Integrated School	3,556,000	397,000	3,953,000	150,000
Anselmo B. Legazpi National High School (Formerly Cayangwan National High School)	6,209,000	530,000	6,739,000	188,000
Bacan National High School - Mangan Extension	6,379,000	538,000	6,917,000	195,000
Bagong Barrio Integrated School	4,463,000	372,000	4,835,000
Bakhaw Norte Integrated School	3,655,000	428,000	4,083,000	150,000
Balete Integrated School	10,544,000	808,000	11,352,000	337,000

JANUARY 3, 2022	OFFICIAL GAZETTE	915
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Batan Academy (A National High School) - Lablab Extension	1,309,000	358,000	1,667,000
Baybay-Alibagon Integrated School	2,439,000	389,000	2,828,000	150,000
Buruanga National High School	5,679,000	497,000	6,176,000	156,000
Catalino M. Prado National High School	7,122,000	577,000	7,699,000	150,000
Catmon Integrated School	3,534,000	361,000	3,895,000	150,000
Dalagsaan Integrated School	2,439,000	381,000	2,820,000	150,000
Don Edecio S. Venturanza Integrated School		196,000	196,000
Guadalupe National High School	10,810,000	712,000	11,522,000	312,000
Habana Integrated School	3,662,000	431,000	4,093,000	150,000
Ibajay National High School	18,528,000	1,367,000	19,895,000	766,000
Ipil Integrated School	2,844,000	343,000	3,187,000	150,000
Jawili Integrated School	5,404,000	494,000	5,898,000	150,000
Jose F. Meñez Memorial National High School	7,417,000	547,000	7,964,000	211,000
Kalibo Integrated Special Education Center	4,684,000	651,000	5,335,000	153,000
Kinaangay Integrated School	4,790,000	519,000	5,309,000	150,000
Lamberto H. Tirol National High School	7,677,000	703,000	8,380,000	236,000
Laserna Integrated School	810,000	329,000	1,139,000
Lezo Integrated School	8,710,000	719,000	9,429,000	310,000
Loctuga National High School	7,493,000	727,000	8,220,000	216,000
Loreto N. Nedric National High School	7,098,000	599,000	7,697,000	150,000
Lupo National High School	3,966,000	423,000	4,389,000	150,000
Ma. Cristina Integrated School	2,898,000	348,000	3,246,000	150,000
Madalag National High School - Mamba Extension	1,229,000	365,000	1,594,000	150,000
Mambuquiao Integrated School	3,249,000	308,000	3,557,000	150,000
Mandong Integrated School	2,928,000	476,000	3,404,000	150,000
Manocmanoc National High School	17,789,000	1,543,000	19,332,000	708,000
Medina Integrated School	3,088,000	332,000	3,420,000	150,000
Napti Integrated School	3,883,000	391,000	4,274,000	150,000
Ortega Integrated School	2,989,000	386,000	3,375,000	150,000
Palay Integrated School	2,901,000	378,000	3,279,000	150,000
Patrocinio A. Lachica Integrated School	3,667,000	408,000	4,075,000	150,000
Pinamuk-an Integrated School	2,860,000	418,000	3,278,000	150,000
San Roque Integrated School	3,320,000	378,000	3,698,000	150,000
Tabon Integrated School	2,969,000	321,000	3,290,000	150,000
Tagororoc Integrated School	3,655,000	357,000	4,012,000
Talon Integrated School	403,000	284,000	687,000
Tamalagon Integrated School	10,277,000	837,000	11,114,000	380,000
Vivo Integrated School	403,000	250,000	653,000

Division of Antique	75,155,000	8,500,000	83,655,000	2,349,000

Division Office - Proper	1,425,000		1,425,000
Antique Integrated School	810,000	216,000	1,026,000
Caluya National High School - Sibay Annex	6,636,000	760,000	7,396,000	224,000
Dr. Luis E. Baraquia National High School		660,000	660,000	190,000
Eastern Laua-an National High School	5,306,000	580,000	5,886,000	150,000
Governor Evelio B. Javier Memorial National High School	11,740,000	915,000	12,655,000	399,000
Guintas National High School (Annex of Moscoso Rios National High School)	8,320,000	717,000	9,037,000	174,000
Kawit Integrated School	2,429,000	431,000	2,860,000
La Paz Integrated School		299,000	299,000
Lacaron Integrated School	3,642,000	358,000	4,000,000
Lipata-Lamputong Integrated School	4,046,000	554,000	4,600,000	150,000
Pangalcagan National High School	1,626,000	634,000	2,260,000	150,000
Sebaste High School	12,910,000	1,085,000	13,995,000	431,000
Semirara National High School	16,265,000	1,291,000	17,556,000	481,000

Division of Bacolod City	48,361,000	6,998,000	55,359,000	1,830,000

Division Office - Proper	804,000		804,000
Andres Bonifacio Senior High School				409,000
Angela Gonzaga National High School - Emiliano Lizares National High School Extension	2,026,000	590,000	2,616,000
Fr. Gratian Murray Integrated School	12,781,000	1,142,000	13,923,000	319,000
Jovito Sayson National High School (MRRP NHS - Felisa Extension) Handuman National High School Extension	1,306,000	583,000	1,889,000	195,000
Luis Hervias National High School - Mandalagan Extension	1,461,000	783,000	2,244,000	263,000
M.G. Medalla Integrated School	16,119,000	1,376,000	17,495,000	470,000
Progreso Village National High School	3,239,000	745,000	3,984,000
Romanito P. Maravilla, Sr. National High School	10,625,000	1,115,000	11,740,000	174,000

916	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Sum-ag National High School - Cabug National High School - Sum-ag Extension		664,000	664,000

Division of Bago City	182,000	1,317,000	1,499,000	636,000

Division Office - Proper	182,000		182,000
Bago City Senior High School				636,000
Ramon Torres Atipuluan National High School		349,000	349,000
Ramon Torres Bacong National High School		968,000	968,000

Division of Cadiz City	50,087,000	6,045,000	56,132,000	1,458,000

Division Office - Proper	740,000		740,000
Banquerohan National High School	10,208,000	779,000	10,987,000	239,000
Burgos National High School (Cadiz Viejo National High School - Burgos Extension High School)	6,079,000	570,000	6,649,000	150,000
Caduha-an National High School - Luna Extension High School	4,342,000	749,000	5,091,000	150,000
Caduha-an National High School - Andres Bonifacio Extension High School	5,549,000	733,000	6,282,000	161,000
Caduha-an National High School - Tagbanon Extension High School	4,172,000	527,000	4,699,000	150,000
Dr. Vicente F. Gustilo Memorial National High School - Daga Extension High School	5,018,000	655,000	5,673,000
Mabini National High School - Alimatoc Extension High School	1,632,000	435,000	2,067,000	150,000
Tiglawigan National High School - Magsaysay Campus Extension High School	4,268,000	546,000	4,814,000	150,000
Villacin National High School - Jerusalem Extension High School	6,352,000	681,000	7,033,000	158,000
Villacin National High School - Sewahon Extension	1,727,000	370,000	2,097,000	150,000

Division of Capiz	87,326,000	14,516,000	101,842,000	2,833,000

Division Office - Proper	1,808,000		1,808,000
Agkawayan Integrated School	1,619,000	357,000	1,976,000
Aglalana Integrated School	3,239,000	545,000	3,784,000	284,000
Aglanot Integrated School		326,000	326,000
Antonio Belo Memorial Integrated School		346,000	346,000
Bago Chiquito Integrated School		265,000	265,000
Bag-ong Barrio National High School	5,935,000	578,000	6,513,000	150,000
Bailan Integrated School		306,000	306,000
Basiao National High School	8,422,000	695,000	9,117,000	224,000
Bilao Integrated School		319,000	319,000
Bula Integrated School		307,000	307,000
Calixto Loyola Sr. Integrated School		273,000	273,000
Canapian Integrated School		260,000	260,000
Candelaria National High School - Roxas Extension		402,000	402,000	169,000
Celestino D. Diaz Integrated School		246,000	246,000
Dayhagan Integrated School		253,000	253,000
Don Leopoldo Gialogo Integrated School		244,000	244,000
Dr. Laureano R. Frial Integrated School		267,000	267,000
Duluan Integrated School		268,000	268,000
East Villaflores National High School (Maayon Extension)	5,454,000	550,000	6,004,000	163,000
Eleodoro J. Ponsaran Integrated School	810,000	233,000	1,043,000
Felixberto Dicon Dorado Sr. Integrated School		256,000	256,000
Guinbialan Integrated School	1,214,000	273,000	1,487,000
Guise Integrated School		229,000	229,000
Malonoy National High School - Duyoc Extension	7,126,000	585,000	7,711,000	158,000
Manuel Ganzon Advincula Integrated School		307,000	307,000
Marciano M. Patricio National High School - Yating Extension	7,761,000	752,000	8,513,000	302,000
Pawa National High School	9,788,000	807,000	10,595,000	279,000
Presentacion Diez Gregorio National High School	6,671,000	598,000	7,269,000	176,000
Quiajo Integrated School		294,000	294,000
Reverend Tomas Conejar National High School	5,474,000	578,000	6,052,000	150,000
San Antonio National High School - Putian National High School Extension	6,110,000	476,000	6,586,000	150,000
Sapian National High School (Lonoy Extension)	8,794,000	766,000	9,560,000	202,000
Sinamongan Integrated School		230,000	230,000
Tapulang Integrated School		254,000	254,000
Tinigban Integrated School		222,000	222,000
Vicente Andaya, Jr. National High School - Mianay Extension	7,101,000	849,000	7,950,000	426,000

JANUARY 3, 2022	OFFICIAL GAZETTE	917
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE

Division of Escalante City	880,000	4,082,000	4,962,000	1,200,000

Cervantes National High School		393,000	393,000	150,000
Floro T. Bongco National High School		511,000	511,000	150,000
Japitan National High School		436,000	436,000	150,000
Langub National High School		432,000	432,000	150,000
Libertad National High School		351,000	351,000	150,000
Magsaysay National High School		356,000	356,000	150,000
Malasibog Integrated School		307,000	307,000
Paitan Integrated School	880,000	369,000	1,249,000
Pinapugasan National High School		444,000	444,000	150,000
Washington National High School		483,000	483,000	150,000

Division of Guimaras	44,608,000	3,261,000	47,869,000	1,181,000

Division Office - Proper	719,000		719,000
Ayangan National High School	5,476,000	511,000	5,987,000	150,000
Buenavista National High School - Agsanayan Annex	12,703,000	913,000	13,616,000	385,000
Calaya National High School	9,188,000	758,000	9,946,000	291,000
Supang National High School	16,522,000	1,079,000	17,601,000	355,000

Division of Himamaylan City	33,625,000	5,156,000	38,781,000	1,195,000

Division Office - Proper	628,000	-	628,000
Cantupa Integrated School		259,000	259,000
Cunalum Integrated School		310,000	310,000
Libacao National High School	5,632,000	549,000	6,181,000	150,000
Mahalang National High School	7,063,000	753,000	7,816,000	211,000
Mambagaton National High School	6,272,000	590,000	6,862,000	176,000
Paloypoy Integrated School	7,326,000	631,000	7,957,000	150,000
Raymundo Tongson National High School - Suay Extension		715,000	715,000	325,000
San Antonio National High School	6,704,000	638,000	7,342,000	183,000
Sibucao Integrated School		218,000	218,000
Tiqui Integrated School		256,000	256,000
Tugas Integrated School		237,000	237,000

Division of Iloilo	431,400,000	57,364,000	488,764,000	13,970,000

Division Office - Proper	8,178,000		8,178,000
Adcadarao Integrated School		261,000	261,000
Adgao-Tagpuan-Ingay Integrated School		277,000	277,000
Adriano Cabardo National High School	7,809,000	671,000	8,480,000	291,000
Agbatuan Integrated School		242,000	242,000
Agcarope Integrated School		295,000	295,000
Agusipan Integrated School		226,000	226,000
Alameda National High School		339,000	339,000	150,000
Alberto Sorongon, Sr. Memorial National High School	9,259,000	695,000	9,954,000	169,000
Alejandro Firmeza Memorial High School - San Jose Extension	5,907,000	455,000	6,362,000	150,000
Alimodian National Comprehensive High School - Dalid Extension	5,903,000	619,000	6,522,000	241,000
Alimodian National Comprehensive High School - Sinamay Extension	6,061,000	619,000	6,680,000	176,000
Anabo National High School	6,863,000	631,000	7,494,000	192,000
Andres S. Ravena Integrated School		348,000	348,000
Bad-as National High School	5,408,000	475,000	5,883,000	150,000
Badlan National High School - Datagan Extension	6,262,000	679,000	6,941,000	169,000
Bagacay National High School	6,313,000	534,000	6,847,000	158,000
Bagongbong Integrated School		268,000	268,000
Bagumbayan Integrated School		214,000	214,000
Bancal Integrated School		333,000	333,000
Bancal National High School	9,034,000	780,000	9,814,000	273,000
Barangcalan Integrated School		236,000	236,000
Barasalon Integrated School		334,000	334,000
Barotac Nuevo National Comprehensive High School - Tiwi Annex		442,000	442,000	209,000
Batuan Integrated School, Carles		211,000	211,000
Batuan Integrated School, Dueñas		241,000	241,000
Batuanan Integrated School		215,000	215,000
Bayag National High School	4,933,000	508,000	5,441,000	163,000
Bayas National High School	5,933,000	624,000	6,557,000	179,000
Bingawan National High School - Tapacon Campus	7,282,000	738,000	8,020,000	232,000
Binuluangan Integrated School		245,000	245,000

918	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Bontoc Integrated School		250,000	250,000
Buenavista Integrated School		222,000	222,000
Buga National High School - Gines Extension		326,000	326,000
Bulabog Integrated School		234,000	234,000
Bulak Integrated School		231,000	231,000
Bulwang Camandag Integrated School		201,000	201,000
Cabalic National High School	8,248,000	805,000	9,053,000	190,000
Cabasi-Sta. Rosa Integrated School		240,000	240,000
Cabudian High School	5,989,000	739,000	6,728,000	177,000
Cadoldolan Integrated School		216,000	216,000
Cale-Indaluyon Integrated School		230,000	230,000
Calicuang National High School	6,286,000	640,000	6,926,000	211,000
Calinog National Comprehensive High School - Binolusan Pequeño Extension	1,636,000	534,000	2,170,000	158,000
Cambitu National High School	6,764,000	660,000	7,424,000	158,000
Cananaman Integrated School		203,000	203,000
Canas Integrated School		258,000	258,000
Caninguan National High School	20,104,000	1,405,000	21,509,000	617,000
Carlos S. Lopez National High School - Had. Conchita Extension	4,550,000	752,000	5,302,000	314,000
Crisanto M. Ciriaco Integrated School		232,000	232,000
Daanbanwa Integrated School		278,000	278,000
Dela Paz National High School	13,181,000	984,000	14,165,000	357,000
Dominador Abang Memorial National High School	7,608,000	578,000	8,186,000	169,000
Dorong-an Integrated School		224,000	224,000
Embarcadero Integrated School		238,000	238,000
Gama Integrated School		270,000	270,000
Gen. Luna Vocational High School	5,065,000	534,000	5,599,000	150,000
Granada National High School - Ballesteros Campus	4,208,000	1,155,000	5,363,000	504,000
Guibongan-Igtuba Integrated School		252,000	252,000
Guipis Integrated School		209,000	209,000
Igcabugao Integrated School		220,000	220,000
Igcores Integrated School		209,000	209,000
Igdagmay Integrated School		217,000	217,000
Igpigus Integrated School		223,000	223,000
Igtalongon National High School	10,919,000	779,000	11,698,000	243,000
Igtuble Integrated School		247,000	247,000
Ilongbukid National High School	7,261,000	642,000	7,903,000	192,000
Jamog Integrated School		229,000	229,000
Jayobo National High School	13,245,000	1,084,000	14,329,000	568,000
Jose Facultad Memorial National High School	7,397,000	653,000	8,050,000	225,000
Juanico Integrated School		231,000	231,000
La Consolacion Integrated School		270,000	270,000
Lanag Norte National High School	9,891,000	752,000	10,643,000	268,000
Langca Integrated School		207,000	207,000
Lanot Grande Integrated School		237,000	237,000
Leon National High School - Tacurong Sur Extension	7,032,000	676,000	7,708,000	222,000
Libertad Integrated School		259,000	259,000
Lipata Integrated School		275,000	275,000
Loong National High School	16,306,000	1,316,000	17,622,000	575,000
Lumbia Integrated School		244,000	244,000
Maasin National Comprehensive High School - Dagami Extension	7,481,000	568,000	8,049,000	169,000
Manlot Integrated School		223,000	223,000
Maribuyong National High School	6,096,000	501,000	6,597,000	150,000
Miagao National High School - Miranda Extension	4,439,000	506,000	4,945,000	150,000
Milan National High School	10,643,000	981,000	11,624,000	417,000
Mostro National High School (Anilao National High School Extension)	5,838,000	562,000	6,400,000	160,000
Muyco Integrated School		276,000	276,000
Nanga Integrated School		256,000	256,000
Nazuni Summit Comprehensive National High School	5,598,000	479,000	6,077,000	150,000
Olango Integrated School		224,000	224,000
Pagdugue National High School	6,251,000	564,000	6,815,000	150,000
Palaca-Damilisan National High School - Bacolod Extension	7,430,000	593,000	8,023,000	243,000
Pandan Integrated School		370,000	370,000
Panuran National High School (Lambunao National High School Extension)	6,761,000	636,000	7,397,000	238,000

JANUARY 3, 2022	OFFICIAL GAZETTE	919
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Pili National High School - Bucana Bunglas Extension	5,166,000	561,000	5,727,000	150,000
Pitogo National High School	8,547,000	693,000	9,240,000	197,000
Polopina National High School	9,628,000	770,000	10,398,000	181,000
Puente Bunglas Integrated School		248,000	248,000
Puga Integrated School		275,000	275,000
Pughanan Integrated School		288,000	288,000
Punta Buri National High School	6,277,000	537,000	6,814,000	150,000
Quipot National High School	11,470,000	917,000	12,387,000	305,000
Salihid National High School	3,460,000	392,000	3,852,000	150,000
San Antonio National High School	6,504,000	670,000	7,174,000	225,000
San Carlos Integrated School		237,000	237,000
San Dionisio Integrated School		225,000	225,000
San Enrique Manuel Paluay, Sr. Memorial Extension High School	7,700,000	660,000	8,360,000	245,000
San Enrique National Comprehensive High School - Abaca Extension	8,314,000	715,000	9,029,000	186,000
Santiago National High Schoool	6,263,000	695,000	6,958,000	248,000
Sta. Ana National High School		333,000	333,000	172,000
Sto. Niño Integrated School	3,450,000	403,000	3,853,000	150,000
Tabugon Integrated School		249,000	249,000
Tabugon National High School (Dingle National High School Extension)	4,991,000	503,000	5,494,000	150,000
Talagutac Integrated School		233,000	233,000
Talingting National High School	11,004,000	968,000	11,972,000	445,000
Tambaliza National High School	11,650,000	1,010,000	12,660,000	433,000
Taminla Integrated School		232,000	232,000
Tinigban Integrated School		232,000	232,000
Toong Integrated School		387,000	387,000
Trangka Integrated School		264,000	264,000
Tuble Integrated School		249,000	249,000
Tuyongan Integrated School		290,000	290,000
Ubian Integrated School		203,000	203,000
Valerio P. Palmares National High School	11,620,000	1,054,000	12,674,000	406,000
Valverde National High School	3,984,000	402,000	4,386,000	150,000
Velasco Integrated School		378,000	378,000
Victoria Integrated School		273,000	273,000
Western Visayas Sanitarium Integrated School		254,000	254,000

Division of Iloilo City	53,468,000	5,631,000	59,099,000	644,000

Division Office - Proper	962,000		962,000
A. Bonifacio Integrated School	8,915,000	1,141,000	10,056,000
Bakhaw Integrated School	3,249,000	466,000	3,715,000
Buntatala National High School (Jaro High School - Buntatala Extension)	11,849,000	1,098,000	12,947,000
Iloilo River Plains Integrated School	1,214,000	411,000	1,625,000
R.G. Hechanova Memorial National High School (Jaro High School - R.G. Hechanova Extension)	9,186,000	1,058,000	10,244,000	247,000
SPED - Integrated School for Exceptional Children	7,220,000	495,000	7,715,000	150,000
TCT-AR Foundation Integrated School	10,873,000	962,000	11,835,000	247,000

920	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE

Division of Kabankalan City	103,585,000	9,818,000	113,403,000	2,229,000

Division Office - Proper	1,943,000		1,943,000
Bantayan National High School - Baras Diutay Extension		350,000	350,000	150,000
Carol-an National High School	12,441,000	1,130,000	13,571,000	323,000
Daan Banwa National High School	5,994,000	634,000	6,628,000
Hinapunan Integrated School	4,491,000	513,000	5,004,000	150,000
Kabankalan National High School	29,756,000	2,180,000	31,936,000	703,000
Magballo National High School	2,048,000	701,000	2,749,000	150,000
Pinaguinpinan National High School	6,901,000	667,000	7,568,000	154,000
Tagoc National High School	1,242,000	466,000	1,708,000
Tagukon National High School	13,791,000	1,072,000	14,863,000	150,000
Talubangi National High School	12,909,000	1,086,000	13,995,000	165,000
Tan-awan National High School	12,069,000	1,019,000	13,088,000	284,000

Division of La Carlota City	6,541,000	896,000	7,437,000	150,000

Division Office - Proper	85,000		85,000
La Carlota City SPED Integrated School	2,658,000	321,000	2,979,000
La Granja National High School - Yubo Extension	3,798,000	575,000	4,373,000	150,000

Division of Negros Occidental	118,894,000	26,557,000	145,451,000	9,778,000

Division Office - Proper	1,760,000		1,760,000
Alfonso Sta. Ana Memorial High School (Victorias National High School - Cuaycong Extension)		758,000	758,000
Baclao Integrated School		230,000	230,000
Barangay Estado National High School	14,242,000	1,285,000	15,527,000	287,000
Bilbao Uybico National High School	21,315,000	1,662,000	22,977,000	752,000
Binalbagan National High School - Nosof Extension (Paglaum National High School - Nosof Extension)	8,080,000	565,000	8,645,000	218,000
Binalbagan National High School - Santol Extension (Paglaum National High School - Santol Extension)		747,000	747,000	206,000
Bocana National High School - Galicia Extension		615,000	615,000	344,000
Bulwangan National High School - Talacagay Extension		939,000	939,000	500,000
Cabacungan National High School - Masulog Extension		771,000	771,000	250,000
Caningay National High School - Banga Extension		457,000	457,000	248,000
Dolis National High School		342,000	342,000
Dr. Antonio Lizares National High School Extension		501,000	501,000
Ecogan Integrated School		260,000	260,000
Efegenio Lizares National High School	3,913,000	411,000	4,324,000
Enrique B. Magalona National High School - Consing Extension		541,000	541,000	150,000
Enrique B. Magalona National High School - San Isidro Extension		403,000	403,000	150,000
Enriqueta Montilla Esteban National High School - Ubay Extension		484,000	484,000
Florentina F. Caña Recto National High School (Linaon National High School)		668,000	668,000	216,000
Guiljungan National High School - Abaca Extension		386,000	386,000	150,000
Guiljungan National High School - Camindangan Extension	1,235,000	340,000	1,575,000	150,000
Guiljungan National High School - Talacdan Extension	412,000	473,000	885,000	208,000
Guinpana-an National High School - Magballo Extension		500,000	500,000	243,000
Guinpana-an National High School - Odiong Extension		444,000	444,000	150,000
Guinpana-an National High School - Poblacion Extension		1,144,000	1,144,000	479,000
Ilog National High School		537,000	537,000	199,000
Isabela National High School - Libas Extension	7,440,000	800,000	8,240,000	167,000
Isabela National High School - Sikatuna Extension		727,000	727,000	232,000
Jose N. Villanueva National High School		342,000	342,000
Jose Valmayor National High School		373,000	373,000
La Castellana National High School - Manghanoy Extension	6,791,000	701,000	7,492,000	150,000
Lagaan National High School	14,713,000	1,005,000	15,718,000	310,000
Lumbia National High School		313,000	313,000
Magsaysay Integrated School		227,000	227,000
Manapla National High School - Brgy. Purisima Extension		593,000	593,000	150,000
Mateo Libo-on National High School		425,000	425,000
Minoyan National High School	14,926,000	1,195,000	16,121,000	291,000
Molobolo National High School	3,364,000	393,000	3,757,000	150,000
Negros Occidental National Science High School	6,663,000	667,000	7,330,000	389,000
Paghumayan National High School		423,000	423,000
Pahilanga National High School - Baga-as Extension	14,040,000	1,119,000	15,159,000	452,000

JANUARY 3, 2022	OFFICIAL GAZETTE	921
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Payao National High School - Namulo Extension		376,000	376,000
Salvador C. Resol National High School		292,000	292,000
Tabao National High School - Lacaron Extension		334,000	334,000
Tabu National High School - Caniamay Extension		339,000	339,000	150,000
Victorias National High School - Gaston Extension		450,000	450,000	150,000
SHS in Calatrava				2,287,000

Division of Passi City	39,365,000	4,008,000	43,373,000	472,000

Division Office - Proper	798,000		798,000
Agdahon National High School	5,984,000	535,000	6,519,000
Agdayao Integrated School	2,881,000	379,000	3,260,000
Aglalana Integrated School		356,000	356,000
Efraim M. Santibañez National High School	12,307,000	980,000	13,287,000	309,000
Gemumua-Agahon National High School	8,722,000	903,000	9,625,000	163,000
Man-It Integrated School	8,673,000	855,000	9,528,000

Division of Roxas City	44,643,000	7,107,000	51,750,000	1,502,000

Division Office - Proper	820,000		820,000
Adlawan Integrated School	403,000	263,000	666,000
Cogon Integrated School	403,000	221,000	624,000
Don Amando Bayot, Sr. Memorial Integrated School	403,000	290,000	693,000
Don Canuto Fuentes Integrated School	403,000	277,000	680,000
Don Jose Acevedo Integrated School	403,000	270,000	673,000
Don Juan B. Celino Integrated School		216,000	216,000
Don Ynocencio A. del Rosario National High School	18,816,000	1,427,000	20,243,000	672,000
Inzo Arnaldo Village Integrated School	6,662,000	1,102,000	7,764,000	298,000
Lawa-an Integrated School	2,023,000	607,000	2,630,000
Loctugan Integrated School	403,000	297,000	700,000
Marcos Fuentes Integrated School	7,018,000	714,000	7,732,000	232,000
Olotayan Integrated School	2,834,000	376,000	3,210,000	150,000
President Manuel A. Roxas Memorial Integrated School - SPED	403,000	229,000	632,000
President Manuel Roxas Memorial Integrated School South	403,000	344,000	747,000
Sofronio Cordovero Integrated School	3,246,000	474,000	3,720,000	150,000

Division of Sagay City	71,808,000	8,736,000	80,544,000	3,195,000

Division Office - Proper	1,475,000		1,475,000
Bato National High School - Campo Bago Extension	7,475,000	670,000	8,145,000
Bato National High School-Baviera Extension	810,000	380,000	1,190,000
Colonia Divina Integrated School (Bato National High School - Colonia Divina Extension)	6,546,000	620,000	7,166,000	181,000
Himoga-an Baybay Integrated School	11,566,000	832,000	12,398,000	298,000
Molocaboc Integrated School (Vito National High School - Molocaboc National High School Extension)	7,225,000	762,000	7,987,000
Sagay City Eco-Zone National High School		482,000	482,000
Sagay City Senior High School (Stand Alone)				1,984,000
Sagay National High School - Bulanon Extension	16,674,000	1,534,000	18,208,000	358,000
Sagay National High School - Old Sagay Extension	14,077,000	1,219,000	15,296,000
Sagay National High School- Lopez Jaena Extension	813,000	662,000	1,475,000	224,000
Sagay National High School-General Luna Extension	1,619,000	372,000	1,991,000
Sagay National High School-Rizal Extension		546,000	546,000	150,000
Serafin V. Aguilar Integrated School - Sewahon Extension	3,528,000	384,000	3,912,000
Sherman Hill Integrated School		273,000	273,000

Division of San Carlos City	9,601,000	805,000	10,406,000	248,000

Division Office - Proper	165,000		165,000
Sipaway National High School (Quezon National High School Extension)	9,436,000	805,000	10,241,000	248,000

Division of Silay City	71,187,000	7,519,000	78,706,000	2,391,000

Division Office - Proper	1,318,000		1,318,000
Barangay Eustaquio Lopez National High School	18,963,000	1,832,000	20,795,000	553,000
Don Albino & Doña Dolores Integrated School	4,696,000	510,000	5,206,000	150,000
Don Felix T. Lacson Memorial National High School	8,654,000	936,000	9,590,000	188,000
Don Serafin L. Golez Memorial Integrated School	2,992,000	355,000	3,347,000	150,000
Doña Angeles Montinola Memorial High School	5,935,000	533,000	6,468,000	150,000
Doña Montserrat Lopez Memorial High School - HPCO Extension		442,000	442,000	150,000
Doña Montserrat Lopez Memorial High School - Patag Extension		327,000	327,000	150,000

922	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Guinhalaran Integrated School	9,681,000	802,000	10,483,000	150,000
Lantawan Integrated School - Annex of Guinbalaon National High School	3,827,000	372,000	4,199,000	150,000
Napilas Integrated School	3,645,000	336,000	3,981,000	150,000
Sibato Integrated School	3,373,000	312,000	3,685,000	150,000
SPED Center - Silay South	4,285,000	335,000	4,620,000	150,000
Violeta Integrated School	3,818,000	427,000	4,245,000	150,000

Division of Sipalay City	24,893,000	7,209,000	32,102,000	2,756,000

Division Office - Proper	421,000		421,000
Gil Montilla National High School - Barangay 5 Extension	15,661,000	1,168,000	16,829,000	541,000
Gil Montilla National High School - Binulig Extension		653,000	653,000	195,000
Gil Montilla National High School - Cabadiangan Extension		662,000	662,000	218,000
Gil Montilla National High School - Camindangan Extension		834,000	834,000	282,000
Gil Montilla National High School - Cartegena Extension		763,000	763,000	404,000
Gil Montilla National High School - Crossing Tanduay Extension		318,000	318,000	150,000
Gil Montilla National High School - Manlucahoc Extension		582,000	582,000	296,000
Jacinto Montilla Memorial National High School	8,811,000	849,000	9,660,000	252,000
Nabulao National High School - Cayhangan Extension		451,000	451,000	186,000
Nabulao National High School - Miracalum Extension		691,000	691,000	232,000
Tugas Integrated School		238,000	238,000

Region VII - Central Visayas	3,234,263,000	442,786,000	3,677,049,000	149,997,000

Division of Bais City	70,011,000	8,822,000	78,833,000	2,809,000

Division Office - Proper	1,696,000		1,696,000
Bais City National High School - Cabugan Annex	6,094,000	533,000	6,627,000	150,000
Bais City National High School - Cambagahan	7,190,000	505,000	7,695,000	150,000
Bais City National High School - Okiot Annex	7,283,000	423,000	7,706,000	150,000
Bais City National High School - Cabanlutan Annex	1,813,000	726,000	2,539,000	220,000
Bais City National High School - Calasgaan Annex	1,707,000	538,000	2,245,000	150,000
Bais City National High School - Caluy-ahan	843,000	412,000	1,255,000	150,000
Bais City National High School - Dawis Annex	1,235,000	438,000	1,673,000	150,000
Bais City National High School - Lonoy NHS	6,123,000	636,000	6,759,000	195,000
Bais City National High School - Manlipac Annex	1,655,000	612,000	2,267,000	150,000
Bais City National High School - Mansagaban Annex	7,158,000	548,000	7,706,000	160,000
Bais City National High School - Panalaan NHS	5,810,000	571,000	6,381,000	150,000
Bais City National High School - Tagpo Annex	6,348,000	466,000	6,814,000	150,000
Bais City National High School - Tamisu		552,000	552,000	150,000
Bais City Olympia National High School	2,093,000	313,000	2,406,000	150,000
Bais City Science High School	4,143,000	513,000	4,656,000	255,000
Dodong Escaño Memorial High School (Bais City HS)	7,073,000	629,000	7,702,000	179,000
Tangculogan High School	1,747,000	407,000	2,154,000	150,000

Division of Bayawan City	33,477,000	12,667,000	46,144,000	4,700,000

Division Office - Proper	609,000		609,000
Abundio Agarpao, Sr. Memorial High School		553,000	553,000	150,000
Actin High School	9,705,000	760,000	10,465,000	383,000
Ali-is Integrated School		394,000	394,000	150,000
Antonio M. Lacson, Sr. Memorial High School		476,000	476,000	150,000
Atilano B. Cabangal Memorial High School		455,000	455,000	150,000
Bal-os National High School	1,177,000	658,000	1,835,000	373,000
Banaybanay High School		399,000	399,000	150,000
Bayawan City Science High School		399,000	399,000	284,000
Bugay National High School		587,000	587,000	150,000
Cansumalig High School		313,000	313,000	150,000
Dawis National High School		650,000	650,000	250,000
Enzo Nicolai T. Teves High School		517,000	517,000	204,000
Kalamtukan National High School		344,000	344,000	150,000
Lapay National High School		508,000	508,000	165,000
Maglinao National High School	7,751,000	717,000	8,468,000	183,000
Manduaw National High School		415,000	415,000	150,000
Minaba High School		714,000	714,000	241,000
Narra High School	6,298,000	616,000	6,914,000	176,000
Omod High School	7,937,000	746,000	8,683,000	197,000
Pagatban High School		395,000	395,000	150,000
San Jose High School		388,000	388,000	150,000

JANUARY 3, 2022	OFFICIAL GAZETTE	923
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Tabuan Provincial Community High School		621,000	621,000	150,000
Tayawan High School		662,000	662,000	294,000
Villasol National High School		380,000	380,000	150,000

Division of Bogo City	47,248,000	7,139,000	54,387,000	3,552,000

Division Office - Proper	1,146,000		1,146,000
Anonang Norte National High School		265,000	265,000
Anonang Sur National High School	3,672,000	540,000	4,212,000	150,000
Banban National High School - Bartolome Pianar Memorial National High School Extension		317,000	317,000	150,000
Banban National High School, Binagbag High School		530,000	530,000	176,000
Banban National High School, Cayang High School Extension	2,007,000	582,000	2,589,000	150,000
Banban National High School, Don Potenciano Catarata Memorial National High School Extension	1,361,000	403,000	1,764,000	156,000
Banban National High School, Lapaz High School Extension	1,606,000	647,000	2,253,000	150,000
Banban National High School, Libertad High School Extension	2,929,000	769,000	3,698,000	293,000
Banban National High School, Odlot High School Extension	470,000	395,000	865,000	181,000
City of Bogo Science and Arts Academy	16,834,000	702,000	17,536,000	1,359,000
Don Celestino Martinez, Sr. Taytayan Integrated School	1,214,000	416,000	1,630,000	150,000
Don Jose (Pepe) Lepiten National High School		220,000	220,000
Jovencio N. Masong National High School	15,606,000	824,000	16,430,000	637,000
Malingin National High School		247,000	247,000
Marcelo B. Fernan National High School	403,000	282,000	685,000

Division of Bohol	828,821,000	74,959,000	903,780,000	24,932,000

Division Office - Proper	14,552,000		14,552,000
Abaca Integrated School	403,000	259,000	662,000
Ambassador Pablo R. Suarez, Jr. National High School	7,490,000	570,000	8,060,000	172,000
Anda High School	3,809,000	484,000	4,293,000	160,000
Anoling National High School	8,667,000	694,000	9,361,000	206,000
Badiang National High School	6,552,000	587,000	7,139,000	211,000
Bagongbanwa High School	1,643,000	382,000	2,025,000	150,000
Bangwalog High School		497,000	497,000	188,000
Bantolinao National High School	12,566,000	864,000	13,430,000	369,000
Basiao High School	2,048,000	467,000	2,515,000	150,000
Bayawahan National High School	5,038,000	470,000	5,508,000	154,000
Bonbonon High School	3,332,000	688,000	4,020,000	220,000
Bugang High School	8,353,000	660,000	9,013,000	204,000
Bugsoc High School	4,615,000	488,000	5,103,000	151,000
Bulilis High School	4,521,000	731,000	5,252,000	239,000
Busao National High School	7,697,000	589,000	8,286,000	172,000
Cabanugan Integrated School	4,451,000	515,000	4,966,000	179,000
Cabatan Integrated School	6,135,000	621,000	6,756,000	150,000
Cabul-an National High School	8,853,000	576,000	9,429,000	247,000
Cagting High School	8,982,000	670,000	9,652,000	312,000
Calabacita National High School	7,158,000	425,000	7,583,000	150,000
Calituban High School	9,257,000	787,000	10,044,000	151,000
Camaya-an National High School	14,486,000	980,000	15,466,000	468,000
Cambagui-Calinginan Norte High School	6,234,000	545,000	6,779,000	225,000
Cambansag High School	403,000	252,000	655,000
Cambuyo High School	876,000	389,000	1,265,000	211,000
Campagao High School		361,000	361,000
Campamanog High School		423,000	423,000	150,000
Canangcaan Integrated School	3,402,000	418,000	3,820,000
Candabong National High School	15,146,000	956,000	16,102,000	495,000
Candijay High School	16,352,000	843,000	17,195,000	539,000
Candijay Municipal High School	403,000	261,000	664,000
Candungao High School	3,576,000	366,000	3,942,000	150,000
Canhayupon National High School	8,064,000	709,000	8,773,000	238,000
Canlaas High School	4,143,000	517,000	4,660,000	150,000
Canmaya Diot High School		357,000	357,000
Cantubod National High School	10,159,000	714,000	10,873,000	216,000
Catungawan National High School	11,659,000	819,000	12,478,000	284,000
Cawayanan National High School	7,827,000	661,000	8,488,000	241,000
Cayacay High School	2,457,000	577,000	3,034,000	177,000
Cogtong National High School	9,874,000	730,000	10,604,000	431,000
Concepcion National High School	7,463,000	614,000	8,077,000	286,000
Cong. Pablo Malasarte National High School	16,338,000	799,000	17,137,000	307,000

924	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Cuaming High School	5,779,000	591,000	6,370,000	150,000
Dagnawan Integrated School	6,689,000	541,000	7,230,000	150,000
Danahaw Integrated School	3,390,000	392,000	3,782,000	150,000
Dauis High School	9,630,000	720,000	10,350,000	150,000
De La Paz High School		256,000	256,000
Dimiao National High School	12,243,000	833,000	13,076,000	339,000
Don Aguedo Reyes Maboloc Memorial National High School	1,226,000	376,000	1,602,000	150,000
Duero National High School	6,522,000	725,000	7,247,000	193,000
Dusita High School	16,891,000	983,000	17,874,000	364,000
Erico B. Aumentado High School	2,848,000	848,000	3,696,000
Estaca Integrated School	810,000	323,000	1,133,000
Eugenio V. Amores Memorial High School (Canmano HS)	9,090,000	663,000	9,753,000	291,000
Faraon National High School	11,857,000	613,000	12,470,000	245,000
Fatima National High School	9,260,000	575,000	9,835,000	211,000
Felix E. Bompat High School	829,000	358,000	1,187,000
Fermin Tayabas National High School	4,688,000	485,000	5,173,000	150,000
Francisco Dagohoy National High School	6,784,000	482,000	7,266,000	150,000
Garcia-Hernandez High School	12,049,000	1,011,000	13,060,000	392,000
Gaus High School	1,693,000	342,000	2,035,000	150,000
Gov. Jacinto Borja National High School	6,389,000	670,000	7,059,000	254,000
Guindacpan High School		221,000	221,000
Guinobatan High School		204,000	204,000
Guinsularan National High School	14,439,000	1,017,000	15,456,000	380,000
Hagbuaya High School	4,266,000	502,000	4,768,000	150,000
Haguilanan High School	6,171,000	509,000	6,680,000	150,000
Hambabauran High School		400,000	400,000	150,000
Handumon National High School	10,432,000	730,000	11,162,000	151,000
Hinawanan National High School	9,621,000	759,000	10,380,000	365,000
Hingotangan National High School	11,162,000	791,000	11,953,000	300,000
Inabanga North Integrated School	6,615,000	589,000	7,204,000	150,000
Isabel Gujol Memorial High School	4,611,000	437,000	5,048,000	150,000
Jagna High School	9,293,000	788,000	10,081,000	286,000
Katipunan High School		520,000	520,000	150,000
Kauswagan National High School (Hinlayagan Annex)	6,293,000	541,000	6,834,000	150,000
Kinan-oan High School	10,383,000	703,000	11,086,000	335,000
Lonoy National High School	13,953,000	882,000	14,835,000	357,000
Loon South National High School	8,509,000	623,000	9,132,000	279,000
Lourdes High School	1,619,000	366,000	1,985,000	158,000
Lubang National High School	8,236,000	716,000	8,952,000	254,000
Lungsodaan High School	810,000	311,000	1,121,000	150,000
Mahanay High School	3,642,000	476,000	4,118,000
Mantacida National High School	11,927,000	548,000	12,475,000	190,000
Maomawan Integrated School	403,000	247,000	650,000
Mayor Catalino Casoyla Memorial High School (Suba High School)	14,631,000	1,003,000	15,634,000	399,000
Mayuga National High School	14,372,000	1,035,000	15,407,000	408,000
Modesto G. Autida High School	403,000	262,000	665,000
Nan-od High School	2,860,000	450,000	3,310,000	150,000
Nueva Esperanza Integrated School		218,000	218,000
Oy National High School	4,685,000	365,000	5,050,000	150,000
Pablo O. Lim Memorial High School - Valencia High School Annex	2,848,000	684,000	3,532,000	373,000
Pagnito-an National High School	10,690,000	811,000	11,501,000	286,000
Pamilacan High School	3,267,000	344,000	3,611,000	150,000
Pandanon High School	4,099,000	481,000	4,580,000
Panghagban High School	5,916,000	519,000	6,435,000	150,000
Pedro S. Budiongan High School	6,257,000	673,000	6,930,000	150,000
Policronio S. Dano, Sr. High School	13,794,000	800,000	14,594,000	273,000
Ponciana E. Leoligao High School	6,600,000	523,000	7,123,000	150,000
Ponciano F. Ramasola, Sr. High School	8,020,000	570,000	8,590,000	154,000
Ponciano L. Padin National High School	1,226,000	565,000	1,791,000	200,000
Pres. Carlos P. Garcia Memorial High School, Talibon	26,879,000	825,000	27,704,000	150,000
Quezon High School - Batuan National High School Annex	4,208,000	417,000	4,625,000	150,000
Rizal High School	3,795,000	479,000	4,274,000	150,000
San Agustin National High School - Sta. Catalina National High School Annex	1,219,000	526,000	1,745,000	222,000
San Isidro Integrated School, Sagbayan	3,050,000	367,000	3,417,000	150,000
San Isidro Integrated School, Talibon	12,654,000	649,000	13,303,000	150,000

JANUARY 3, 2022	OFFICIAL GAZETTE	925
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
San Jose High School, Mabini	3,345,000	402,000	3,747,000	150,000
San Jose Integrated School	810,000	323,000	1,133,000
San Miguel-Puertos High School	4,154,000	601,000	4,755,000	179,000
San Roque Integrated School	3,981,000	389,000	4,370,000	150,000
Sandingan National High School	17,874,000	1,163,000	19,037,000	600,000
Sebastian A. Jala Memorial High School	2,993,000	366,000	3,359,000	150,000
Soom Integrated School	4,115,000	481,000	4,596,000	150,000
Sto. Niño High School	3,335,000	573,000	3,908,000	216,000
Sto. Rosario Integrated School		238,000	238,000
Talibon National Agricultural School		528,000	528,000	192,000
Tambongan National High School	11,084,000	798,000	11,882,000	362,000
Taming National High School	8,566,000	604,000	9,170,000	225,000
Tangkigan Integrated School	1,632,000	337,000	1,969,000
Tapal Integrated School	3,267,000	425,000	3,692,000	150,000
Tubigon West Central High School	25,465,000	1,356,000	26,821,000	488,000
Tubod Monte Integrated School	1,648,000	356,000	2,004,000	150,000
Tubog Integrated School	4,557,000	430,000	4,987,000
Tupas High School		315,000	315,000
Ubay National Science High School	13,465,000	953,000	14,418,000	628,000
Ubojan Integrated School	403,000	307,000	710,000
Valeriano Ganas High School	403,000	310,000	713,000
Vallehermoso High School		405,000	405,000	165,000
Villa Milagrosa High School	5,696,000	820,000	6,516,000	307,000
Zosimo Gulle Memorial National High School	14,519,000	931,000	15,450,000	458,000

Division of Carcar City	84,897,000	7,251,000	92,148,000	2,812,000

Division Office - Proper	1,246,000		1,246,000
Can-asujan National High School	11,752,000	800,000	12,552,000	270,000
Liburon National High School	6,541,000	793,000	7,334,000	150,000
Maximiano Noel National High School (Guadalupe National High School)	21,803,000	1,380,000	23,183,000	381,000
Ocaña National High School (Kalangyawon Extension)		405,000	405,000	150,000
Perrelos National High School	9,135,000	765,000	9,900,000	150,000
Pit-os National High School		295,000	295,000	150,000
Puesto Integrated School		271,000	271,000	150,000
Roberto Sato National High School	19,234,000	840,000	20,074,000	270,000
Tal-ut National High School	4,170,000	589,000	4,759,000	150,000
Tuyom National High School	5,451,000	571,000	6,022,000
Tuyom Senior High School				819,000
Valencia National High School	5,565,000	542,000	6,107,000	172,000

Division of Cebu City	281,889,000	32,838,000	314,727,000	8,863,000

Division Office - Proper	4,947,000		4,947,000
Agsungot National High School	4,810,000	518,000	5,328,000	156,000
Alaska High School		748,000	748,000	300,000
Babag National High School	6,324,000	640,000	6,964,000	200,000
Banilad National High School	2,471,000	928,000	3,399,000	332,000
Barrio Luz National High School (Night)	18,592,000	1,373,000	19,965,000	150,000
Basak Community High School	12,312,000	1,484,000	13,796,000	431,000
Binaliw National High School	5,878,000	504,000	6,382,000	150,000
Bitlang Integrated School	467,000	365,000	832,000	150,000
Budlaan Integrated School	470,000	487,000	957,000
Bulacao National High School (Night)	17,784,000	1,562,000	19,346,000	374,000
Cantipla Integrated School	470,000	379,000	849,000	150,000
City Central National High School (Night)	20,324,000	1,566,000	21,890,000	174,000
Dr. Emilio Osmeña National High School	435,000	487,000	922,000	150,000
First High School for the Hearing Impaired		400,000	400,000	150,000
Inayawan National High School (Night)	18,869,000	1,429,000	20,298,000	458,000
Lahug National High School (Night)	30,970,000	2,455,000	33,425,000	788,000
Lusaran National High School	9,593,000	758,000	10,351,000	224,000
Mabini Integrated School	5,027,000	454,000	5,481,000	150,000
Malubog High School (Busay National High School Extension)	5,164,000	519,000	5,683,000
Oprra National High School (Night)	18,896,000	1,453,000	20,349,000	344,000
Pamutan Integrated School		349,000	349,000	150,000
Paril National High School	2,845,000	427,000	3,272,000	150,000
Pasil National High School (Night)		560,000	560,000	161,000
Punta Princesa National High School (Night)	12,652,000	1,070,000	13,722,000	294,000
Quiot High School		1,002,000	1,002,000

926	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Regino Mercado National High School (Night)		550,000	550,000	177,000
Sibugay High School	3,983,000	544,000	4,527,000	150,000
Sinsin National High School	5,068,000	440,000	5,508,000	150,000
Sirao National High School	5,921,000	459,000	6,380,000	150,000
Sudlon National High School	9,344,000	870,000	10,214,000	305,000
Tabunan National High School		322,000	322,000	150,000
Tagba-o National High School		302,000	302,000
Taptap Integrated School		333,000	333,000	163,000
Tejero National High School (Night)	25,794,000	2,108,000	27,902,000	225,000
Tisa Night High School	5,240,000	2,281,000	7,521,000	1,135,000
Toong National High School (Night)	1,370,000	623,000	1,993,000	222,000
Vicente B. Cosido Memorial National High School (Cambinocot National High School)	5,920,000	588,000	6,508,000	202,000
Zapatera National High School (Night)	19,949,000	1,501,000	21,450,000	248,000

Division of Cebu Province	801,345,000	148,653,000	949,998,000	54,399,000

Division Office - Proper	20,242,000		20,242,000
Alcantara National High School (Badian NHS - Alcantara NHS Extension)	403,000	877,000	1,280,000	484,000
Alcoy High School - Nug-as National High School		800,000	800,000	211,000
Alcoy National High School	25,926,000	1,764,000	27,690,000	633,000
Aloguisan National High School - Angilan National High School Extension		626,000	626,000	321,000
Anapog Integrated School		445,000	445,000	150,000
Antipolo Integrated School		315,000	315,000
Arcelo Memorial National High School (San Vicente MNHS) - Arcelo Memorial National High School - Night HS		332,000	332,000	150,000
Arcelo Memorial National High School (San Vicente MNHS)-Poblacion Extension		1,013,000	1,013,000	1,973,000
Argao National High School	32,868,000	2,884,000	35,752,000	1,632,000
Argawanon Integrated School	2,023,000	666,000	2,689,000	273,000
B. Minolos Integrated School		442,000	442,000
Badian National High School - Manduyong Extension		385,000	385,000
Badian National High School - Sanlagan Extension		372,000	372,000
Badian National High School - Tubod National High School Extension		485,000	485,000	150,000
Bagalnga Integrated School	2,429,000	663,000	3,092,000	150,000
Bakhawan National High School	8,225,000	711,000	8,936,000	287,000
Bala National High School - Busay National High School Extension		500,000	500,000	150,000
Balao National High School	13,828,000	999,000	14,827,000	456,000
Balungag National High School		355,000	355,000	150,000
Bantayan National High School - Putian Annex		1,656,000	1,656,000	745,000
Bantayan Science High School	4,918,000	480,000	5,398,000	321,000
Batad Integrated School		352,000	352,000
Biasong National High School		402,000	402,000	150,000
Boljoon National High School - El Pardo Extension		615,000	615,000	150,000
Boljoon National High School - Lunop Extension		502,000	502,000	150,000
Bonbon Integrated School		372,000	372,000
Botigues Integrated School		563,000	563,000
Buanoy National High School - Cabagdalan NHS Extension		436,000	436,000	150,000
Buanoy National High School - Gaas NHS Extension		519,000	519,000	232,000
Buanoy National High School - Ginatilan NHS Extension	876,000	436,000	1,312,000	150,000
Buanoy National High School - Lamesa NHS Extension		589,000	589,000	271,000
Buanoy National High School - Nangka NHS Extension		1,150,000	1,150,000	1,343,000
Buanoy National High School - Night Extension	9,464,000	459,000	9,923,000	150,000
Bugho Integrated School, Moalboal		295,000	295,000
Bugho Integrated School, San Fernando		240,000	240,000
Bulak National High School - Tubod Dugoan Extension	773,000	472,000	1,245,000	225,000
Bulangsuran Integrated School	1,214,000	425,000	1,639,000
Bulasa National High School	8,884,000	837,000	9,721,000	282,000
Bunakan Integrated School	4,046,000	707,000	4,753,000
Busogon Integrated School		297,000	297,000	150,000
Cabadiangan Integrated School, Alcantara	3,239,000	540,000	3,779,000
Cabadiangan Integrated School, Compostela		435,000	435,000
Cabatbatan Integrated School		303,000	303,000
Calambua Integrated School	4,046,000	527,000	4,573,000	150,000
Calape National High School - Baterina Extension		560,000	560,000	399,000

JANUARY 3, 2022	OFFICIAL GAZETTE	927
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Calape National High School - Carnaza NHS Extension		508,000	508,000	170,000
Calape National High School - Malingin NHS Extension		483,000	483,000	220,000
Calape National High School - Tominjao Extension	751,000	878,000	1,629,000	358,000
Calbasaan Integrated School		226,000	226,000
Calero Integrated School		564,000	564,000	309,000
Calumboyan National High School (Teodoro B. Dosados Memorial National High School)	14,239,000	770,000	15,009,000	213,000
Camotes National High School - Cabongan NHS Extension		774,000	774,000	740,000
Camp 7 National High School	9,394,000	771,000	10,165,000	211,000
Cañang National High School - Oslob National High School Extension		372,000	372,000	150,000
Canhabagat Integrated School		281,000	281,000
Cansaloay Integrated School	3,239,000	409,000	3,648,000	150,000
Caputatan Norte Integrated School		346,000	346,000
Carmen National High School - Cawasan National High School		366,000	366,000	150,000
Carmen National High School - Cabalawan NHS		593,000	593,000	257,000
Carmen National High School - Cantumog NHS		1,052,000	1,052,000	229,000
Carmen National High School - Night Extension		300,000	300,000	154,000
Casay National High School	13,999,000	1,085,000	15,084,000	369,000
Catarman Integrated School		189,000	189,000
Catmon Integrated School	3,239,000	946,000	4,185,000	323,000
Catmon National High School - Ceferino Sususco NHS		592,000	592,000	177,000
Catmon National High School - Tinabyonan NHS Extension		520,000	520,000	150,000
Cawayan National High School	8,141,000	716,000	8,857,000	273,000
Ciriaco V. Paradela Integrated School		212,000	212,000
Cogon National High School - Hipolito Boquecosa MNHS (Bullogan National High School Extension)		393,000	393,000	150,000
Colawin National High School - Mandilikit Extension	773,000	359,000	1,132,000	156,000
Colonia National High School	12,546,000	1,077,000	13,623,000	465,000
Compostela National High School - Evening Class	2,831,000	312,000	3,143,000	202,000
Consolacion National High School - Consolacion Night HS		1,202,000	1,202,000	530,000
Consolacion National High School - Jugan NHS Extension	403,000	1,050,000	1,453,000	222,000
Consolacion National High School - Pulpogan NHS Extension		895,000	895,000	420,000
Consolacion National High School - Tolotolo National High School Extension		455,000	455,000	150,000
Consolacion National High School - Tugbungan NHS		1,076,000	1,076,000	224,000
Consuelo National High School	11,616,000	870,000	12,486,000	417,000
Cordova National High School	3,060,000	1,939,000	4,999,000	1,565,000
Cuanos Integrated School		344,000	344,000
Daanbantayan National High School - SK Luis P. Cañete, Sr. Extension		373,000	373,000	150,000
Daantabogon National High School (Doña Liling Neis Negapatan Memorial NHS-Daantabogon NHS Extension)		395,000	395,000	158,000
Dalaguete National High School - Caleriohan NHS		578,000	578,000	227,000
Dalaguete National High School - Caliongan NHS		741,000	741,000	150,000
Dalaguete National High School - Manlapay NHS		711,000	711,000	353,000
Dalaguete National High School - Mantalongan NHS		2,211,000	2,211,000	1,029,000
Dapdap Integrated School		259,000	259,000
Dapdap National High School	16,446,000	873,000	17,319,000	151,000
Don Esteban Nolasco Memorial National High School	8,164,000	454,000	8,618,000	150,000
Don Esteban Nolasco Memorial National High School - Horacio Franco MNHS Extension		439,000	439,000	165,000
Don Felomino M. Torres Memorial National High School	1,690,000	466,000	2,156,000	218,000
Doña Liling Neis Negapatan Memorial National High School - Loreto Remedios National High School Extension		394,000	394,000	150,000
Dumalan National High School		564,000	564,000
Dumanjug National High School, Bitoon National Vocational High School, Poblacion Extension	467,000	1,519,000	1,986,000	912,000
Esperanza Integrated School		225,000	225,000
Garing National High School	10,202,000	784,000	10,986,000	174,000
Garing National High School - Lanipga NHS Extension	470,000	344,000	814,000	150,000
Gibitngil Integrated School	1,619,000	426,000	2,045,000	150,000
Giloctog National High School	12,918,000	573,000	13,491,000
Giloctog National High School, Bolocboloc NHS Extension		452,000	452,000	150,000
Gilutongan Integrated School	3,239,000	422,000	3,661,000
Ginatilan Integrated School		510,000	510,000
Greenhills National High School	8,764,000	543,000	9,307,000	150,000
Guindaruhan National High School	9,148,000	1,009,000	10,157,000	349,000

928	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Guiwanon National High School	12,005,000	827,000	12,832,000	257,000
Hagnaya IS		284,000	284,000
Hilantagaan National High School Extension		762,000	762,000	296,000
Hilotongan Integrated School	4,451,000	578,000	5,029,000	158,000
Ilaya Integrated School		291,000	291,000
Ilihan Integrated School	2,429,000	763,000	3,192,000	254,000
Inghoy National High School	810,000	382,000	1,192,000	150,000
Ireneo V. Diamante National High School	810,000	599,000	1,409,000	190,000
Jose Chona Jo Integrated School	26,196,000	1,510,000	27,706,000	612,000
Jose R. Martinez Memorial National High School	2,905,000	398,000	3,303,000	150,000
Julian Enad National High School	5,749,000	674,000	6,423,000	279,000
Jumangpas National High School - Samboan Extension		544,000	544,000	206,000
Kabalawan Integrated School		352,000	352,000
Kal-anan National High School	10,376,000	784,000	11,160,000	167,000
Kalangahan National High School		488,000	488,000	150,000
Kanluma Integrated School		231,000	231,000
Kansi National High School	4,046,000	506,000	4,552,000	150,000
Kantubaon Integrated School		247,000	247,000
Kawit National High School - Almacin Torrevillas National High School (Lamintak) Extension	12,286,000	1,006,000	13,292,000	364,000
Kawit National High School - Curva NHS Extension		937,000	937,000	486,000
Kawit National High School - Medellin Science NHS Extension		452,000	452,000	209,000
Kinartacan National High School		1,045,000	1,045,000	568,000
Kinawahan Integrated School	810,000	475,000	1,285,000	150,000
Kodia Integrated School	1,214,000	476,000	1,690,000
Lamak National High School	1,619,000	475,000	2,094,000	167,000
Lanao Integrated School		242,000	242,000
Lanao National High School	10,218,000	705,000	10,923,000	150,000
Lanao National High School - Pilar Dapdap NHS Extension		296,000	296,000	150,000
Langin National High School - Ronda National High School Poblacion Extension		865,000	865,000	429,000
Lantawan Integrated School	403,000	413,000	816,000	150,000
Lataban National High School		482,000	482,000	150,000
Libaong National High School	7,208,000	543,000	7,751,000	167,000
Liki Integrated School	1,214,000	428,000	1,642,000	150,000
Liloan National High School Extension Don Bosco		822,000	822,000	150,000
Lipayran Integrated School		535,000	535,000
Logon National High School		672,000	672,000	268,000
Lorenzo S. Tanza Memorial National High School (Union National High School)	14,555,000	1,206,000	15,761,000	548,000
Lubo Integrated School		252,000	252,000
Luciano B. Rama, Sr. Memorial National High School - Zosimo E. Fabroa MNHS Extension	3,276,000	504,000	3,780,000	296,000
Luciano B. Rama, Sr. Memorial National High School (Esperanza National High School)	19,413,000	1,281,000	20,694,000	467,000
Lucio O. Arquillano Integrated School		303,000	303,000
Luhod National High School	7,684,000	690,000	8,374,000	266,000
Lusong National High School		256,000	256,000
Luyang National High School		620,000	620,000	323,000
Mabunao National High School - Juan Pamplona Extension		338,000	338,000	150,000
Madridejos National High School - San Agustin High School Extension		943,000	943,000	451,000
Magsico National High School	13,475,000	951,000	14,426,000	452,000
Mahanlud National High School	403,000	296,000	699,000	150,000
Malolos National High School	7,743,000	721,000	8,464,000	264,000
Manatad National High School	4,454,000	593,000	5,047,000	172,000
Manduang Integrated School		334,000	334,000
Mangaco Integrated School	1,619,000	349,000	1,968,000
Manguiao National High School		550,000	550,000	225,000
Mangyan National High School	4,819,000	472,000	5,291,000	150,000
Maño IS		309,000	309,000
Mantalongon National High School	32,924,000	2,166,000	35,090,000	830,000
Mar & Dorie Darunday National High School (Mangase National High School)	3,239,000	553,000	3,792,000	190,000
Marikaban Integrated School	2,023,000	605,000	2,628,000	153,000
Medellin High School (Kawit National High School Extension)	25,097,000	1,661,000	26,758,000	768,000
Milan-Cantuod National High School		298,000	298,000	150,000
Minglanilla Science High School	15,662,000	839,000	16,501,000	255,000

JANUARY 3, 2022	OFFICIAL GAZETTE	929
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Mohon Integrated School	4,451,000	526,000	4,977,000
Montaneza National High School - Cerdeña National High School Extension	4,691,000	465,000	5,156,000	150,000
Montaneza National High School - Sorsogon Extension		386,000	386,000	150,000
Montealegre National High School - Putat NHS Extension		523,000	523,000	239,000
Montealegre National High School - Tuburan NHS Extension		2,086,000	2,086,000	1,909,000
Montpeller National High School		450,000	450,000	165,000
Mulao National High School - Compostela Science and Technology	4,451,000	731,000	5,182,000	280,000
Nangka National High School		543,000	543,000
Oboob Integrated School	810,000	382,000	1,192,000	150,000
Oslob National High School (Santander NHS) - Don Apolonio Abines Sr. Memorial High School Extension		1,054,000	1,054,000	836,000
Palanas Integrated School	810,000	386,000	1,196,000	150,000
Panadtaran Integrated School		242,000	242,000
Pansoy Integrated School		295,000	295,000
Pasol-Pugalo Integrated School	4,451,000	472,000	4,923,000	150,000
Patupat National High School - Cagay NHS Extension		484,000	484,000	197,000
Patupat National High School (Guibungan NHS Extension)		506,000	506,000	150,000
Paulo Gallarde Sr. Integrated School		216,000	216,000
Paypay National High School (Calape National High School - Paypay NHS Extension)		601,000	601,000	300,000
Pilar National High School	14,534,000	865,000	15,399,000	291,000
Pinamungajan National High School - Anapog NHS Extension	764,000	586,000	1,350,000	243,000
Pinamungajan National High School - Anislag NHS Extension		466,000	466,000	169,000
Pinamungajan National High School - Lut-od NHS Extension	764,000	624,000	1,388,000	195,000
Pinamungajan National High School - Night Extension		293,000	293,000	150,000
Puertobello National High School	13,387,000	907,000	14,294,000	319,000
Puertobello National High School - Poblacion Extension		450,000	450,000	204,000
Pungtod National High School		468,000	468,000	184,000
Rosario National High School	15,453,000	1,067,000	16,520,000	337,000
Salag National High School	3,642,000	420,000	4,062,000	150,000
Salamanca National High School	8,012,000	535,000	8,547,000	150,000
Samboan High School (San Sebastian National High School Extension)	24,201,000	1,701,000	25,902,000	797,000
San Antonio Integrated School		223,000	223,000
San Fernando National High School	16,199,000	1,134,000	17,333,000	348,000
San Fernando Open & Night High School		238,000	238,000
San Jose National High School	10,792,000	834,000	11,626,000	204,000
San Miguel National High School	14,575,000	952,000	15,527,000	300,000
Sangat National High School - Balud NHS Extension	3,760,000	762,000	4,522,000	365,000
Santa Fe National High School - Doong NHS Extension		540,000	540,000	477,000
Santa Filomena High School - Madridejos NHS Extension		691,000	691,000	364,000
Santa Filomena National High School	30,348,000	782,000	31,130,000	300,000
Santa Lucia National High School - Sta. Rita Extension		563,000	563,000	248,000
Santiago National High School	8,028,000	723,000	8,751,000	236,000
Sillon Integrated School	1,509,000	695,000	2,204,000	337,000
Sogod National High School		505,000	505,000
South Poblacion National High School - Math & Science School		252,000	252,000
Sta. Rita Integrated School		217,000	217,000
Sulungan Integrated School	3,642,000	733,000	4,375,000	294,000
Sumon Integrated School		226,000	226,000
Tabionan Integrated School		255,000	255,000
Tabunan National High School - Bongdo NHS Extension		371,000	371,000	150,000
Tabunan National High School - Borbon NHS Extension		703,000	703,000	163,000
Tabunan National High School - Campusong NHS Extension		351,000	351,000	150,000
Tabunan National High School - Doña Milagros NHS Extension		513,000	513,000	263,000
Tabunan National High School - Liki NHS Extension		503,000	503,000	305,000
Tabunan National High School - Mohon NHS Extension		523,000	523,000	341,000
Tag-ubi Integrated School		248,000	248,000
Talaga National High School	11,053,000	880,000	11,933,000	291,000
Talisay Integrated School		292,000	292,000
Taloot Integrated School		420,000	420,000
Tambongon Integrated School		456,000	456,000	167,000
Tamiao Integrated School		414,000	414,000
Tampaan Integrated School		250,000	250,000
Tan-awan National High School	4,451,000	514,000	4,965,000	150,000

930	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Tapilon National High School (Calape National High School - Tapilon Extension)		902,000	902,000	365,000
Teodoro de la Vega (Kalidngan) National High School	8,908,000	810,000	9,718,000	291,000
Tindog Integrated School		284,000	284,000
Tinubdan Integrated School		371,000	371,000
Tonggo Integrated School		326,000	326,000
Tubod (San Fernando) National High School	4,285,000	366,000	4,651,000	150,000
Tulang Integrated School	2,023,000	495,000	2,518,000
Tumalog Integrated School		240,000	240,000
Tungkil National High School	810,000	580,000	1,390,000	150,000
Tuyokon Integrated School		235,000	235,000
Usmad National High School - Calagasan NHS Extension		433,000	433,000	156,000
Usmad National High School - Cansuje NHS Extension		613,000	613,000	158,000
Vito National High School	10,957,000	1,197,000	12,154,000	169,000
Willy B. Wenceslao National High School	6,473,000	779,000	7,252,000	277,000
Zaragosa Integrated School	1,214,000	357,000	1,571,000

Division of Danao City	149,389,000	17,178,000	166,567,000	4,187,000

Division Office - Proper	3,446,000		3,446,000
B. Durano Integrated School	816,000	427,000	1,243,000
B. Enriquez Integrated School	816,000	323,000	1,139,000
Baliang National High School	2,985,000	367,000	3,352,000	150,000
Bayabas Integrated School	810,000	370,000	1,180,000
Beatriz D. Durano Memorial National High School	28,488,000	1,480,000	29,968,000
Bibiana Mercado Integrated School	15,353,000	1,090,000	16,443,000
Binaliw Integrated School	816,000	444,000	1,260,000
Cahumayan Senior High School				512,000
Cambubho Integrated School		330,000	330,000
Cogon Cruz Integrated School	6,962,000	517,000	7,479,000
D. T. Durano Memorial Integrated School	4,904,000	1,223,000	6,127,000
Dungga Integrated School	403,000	226,000	629,000
Eduardo Gorre Memorial National High School	6,492,000	469,000	6,961,000	150,000
Elpidio H. Perez Memorial Technical-Vocational High School	10,399,000	828,000	11,227,000	305,000
Gerardo Ypil Integrated School	412,000	246,000	658,000
Guinacot Integrated School	5,959,000	704,000	6,663,000
Langosig Integrated School		323,000	323,000
Lawaan National High School - Sabang NHS Extension	15,237,000	1,127,000	16,364,000
Malapoc Integrated School	409,000	436,000	845,000
Maslog National High School	10,883,000	1,091,000	11,974,000	672,000
Nicolas U. Tiongko Memorial National High School	2,231,000	423,000	2,654,000	192,000
Pili Integrated School	403,000	288,000	691,000
Quisol Integrated School		308,000	308,000
Ramon M. Durano, Sr. Foundation - Science and Technology Education Center	5,938,000	498,000	6,436,000	1,636,000
Ramon M. Durano, Sr. Memorial National High School	9,448,000	791,000	10,239,000
Raymunda B. Hermosilla Integrated School	1,697,000	453,000	2,150,000	150,000
S.A. Tecala Integrated School	409,000	283,000	692,000
Sacsac Integrated School	403,000	225,000	628,000
Sandayong Sur National High School	9,050,000	577,000	9,627,000	270,000
Santican National High School	2,576,000	398,000	2,974,000
Sta. Rosa Integrated School	1,235,000	378,000	1,613,000	150,000
Taytay Integrated School	409,000	535,000	944,000

Division of Dumaguete City	13,444,000	2,267,000	15,711,000	772,000

Division Office - Proper	273,000		273,000
Dumaguete City National High School, Camanjac	12,519,000	978,000	13,497,000	252,000
Hermenegilda F. Gloria Memorial School	230,000	540,000	770,000
Piapi High School	422,000	749,000	1,171,000	520,000

Division of Guihulngan City	73,105,000	8,208,000	81,313,000	3,404,000

Division Office - Proper	1,364,000		1,364,000
Balogo National High School	403,000	242,000	645,000
Buenavista High School	2,429,000	378,000	2,807,000	163,000
Guihulngan National Agricultural School	7,317,000	521,000	7,838,000	153,000
Guihulngan National High School - Lip-o Extension		380,000	380,000	150,000
Guihulngan National High School - Maculos Extension		406,000	406,000	150,000
Guihulngan National High School - P. Binobohan Annex		433,000	433,000	150,000

JANUARY 3, 2022	OFFICIAL GAZETTE	931
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Guihulngan National High School, Hilaitan	44,349,000	1,808,000	46,157,000	601,000
Guihulngan National High School-Hilaitan (Hibaiyo Annex)	1,619,000	350,000	1,969,000	150,000
Linantuyan High School		572,000	572,000	150,000
Magsaysay High School	2,023,000	423,000	2,446,000	209,000
Maximina Lim Tabilon High School		202,000	202,000
P. Zamora High School	2,023,000	472,000	2,495,000	150,000
Pinucauan High School	3,030,000	347,000	3,377,000	150,000
Planas National High School	403,000	256,000	659,000
Sandayao High School	2,785,000	384,000	3,169,000	156,000
Tagbino Provincial High School - Guba High School Annex		445,000	445,000	197,000
Tagbino Senior High School				554,000
Trinidad High School	5,360,000	589,000	5,949,000	321,000

Division of Lapu-lapu City	29,118,000	10,252,000	39,370,000	1,446,000

Division Office - Proper	264,000		264,000
Babag National High School - Babag Night HS Extension	585,000	370,000	955,000
Babag National High School, Poblacion Night High School Extension	784,000	348,000	1,132,000
Bankal National High School - Abuno HS Extension		846,000	846,000
Bankal National High School - Maribago HS Extension	751,000	839,000	1,590,000
Bankal Night High School		366,000	366,000
Buyong High School		300,000	300,000
Gun-ob High School		1,116,000	1,116,000
Mactan National High School - Punta Engano HS Extension	751,000	686,000	1,437,000
Marigondon National High School - Basak Night High School Extension	585,000	553,000	1,138,000
Marigondon National High School - Gun-ob Night High School	1,252,000	370,000	1,622,000
Marigondon National High School - Science and Technology
Education Center Extension	751,000	355,000	1,106,000	573,000
Marigondon National High School - Sudtonggan Night High School		568,000	568,000
Nemesio-Epifania Taneo Memorial High School	14,676,000	1,405,000	16,081,000	873,000
Pajo National High School - Pajo Night High School	751,000	302,000	1,053,000
Pajo National High School - Pasay North MAB Annex	5,985,000	483,000	6,468,000
Pusok National High School - Pusod Night High School		317,000	317,000
Sta. Rosa National High School - Caubian HS Extension	990,000	352,000	1,342,000
Sta. Rosa National High School - Pangan-an HS Extension	993,000	424,000	1,417,000
Tungasan High School		252,000	252,000

Division of Mandaue City	64,682,000	8,339,000	73,021,000	2,044,000

Banilad National High School (Cabancalan NHS Extension)		540,000	540,000
Canduman National High School - Tabok High School	13,867,000	1,310,000	15,177,000
Canduman National High School - Pagsabungan High School	9,782,000	1,233,000	11,015,000
Casili Night High School	4,624,000	554,000	5,178,000
Maguikay High School	6,244,000	935,000	7,179,000
Mandaue City Comprehensive National High School - Labogon National High School Extension	20,367,000	1,842,000	22,209,000	933,000
Mandaue City Comprehensive National High School - Mandaue City Night High School Extension	795,000		795,000
Mandaue City Comprehensive National High School - Mandaue City Science High School Extension	5,174,000	586,000	5,760,000	282,000
Mandaue City School for the Arts	3,829,000	384,000	4,213,000	150,000
Mandaue SPED Center High School		332,000	332,000	150,000
Tingub High School		623,000	623,000	529,000

Division of Naga City	115,138,000	11,437,000	126,575,000	1,988,000

Division Office - Proper	1,987,000		1,987,000
Alpaco National High School	5,873,000	624,000	6,497,000	216,000
Antonio R. Lapiz Memorial National High School	2,557,000	520,000	3,077,000
Balirong National High School	13,528,000	702,000	14,230,000
Cabuan National High School	2,093,000	321,000	2,414,000
Cantao-an National High School	5,285,000	450,000	5,735,000
Cogon National High School	3,977,000	361,000	4,338,000
Don Emilio Canonigo Memorial National High School	12,052,000	777,000	12,829,000	353,000
Inayagan National High School	5,363,000	908,000	6,271,000
Lanas National High School	2,956,000	460,000	3,416,000
Lutac National High School	5,736,000	523,000	6,259,000

932	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Mainit National High School	2,685,000	462,000	3,147,000
Mayana National High School	2,506,000	349,000	2,855,000
Naalad National High School	2,841,000	480,000	3,321,000
Naga Enhanced National Science High School	1,229,000	565,000	1,794,000
Naga SPED High School	2,439,000	274,000	2,713,000	150,000
Placido L. Señor National High School	23,079,000	1,711,000	24,790,000
Tagjaguimit National High School	4,132,000	532,000	4,664,000
Tina-an National High School	4,454,000	512,000	4,966,000	575,000
Uling National High School	10,366,000	906,000	11,272,000	694,000

Division of Negros Oriental	213,665,000	49,251,000	262,916,000	21,011,000

Division Office - Proper	3,844,000		3,844,000
Amio Comprehensive High School	12,439,000	677,000	13,116,000	200,000
Amlan National High School - Jugno Campus		349,000	349,000	150,000
Antonio B. Alejado Memorial National High School (Magaso High School)		416,000	416,000	150,000
Apo High School		279,000	279,000	150,000
Apolinar Macias National High School (Casile Provincial
Community High School)	4,830,000	409,000	5,239,000	150,000
Avocado High School	2,023,000	307,000	2,330,000	150,000
Ayungon National High School - Carol-an Extension		422,000	422,000	150,000
Ayungon Science High School	403,000	315,000	718,000	150,000
Bacong High School	6,422,000	927,000	7,349,000	259,000
Bagtic National High School	7,775,000	630,000	8,405,000	204,000
Bangcal High School	810,000	305,000	1,115,000	150,000
Barras Annex National High School	795,000	441,000	1,236,000	150,000
Budlasan National High School Annex	7,254,000	637,000	7,891,000	150,000
Buntod High School		323,000	323,000	150,000
Cabangahan High School		568,000	568,000	150,000
Cambaloctot High School		292,000	292,000	150,000
Cambonbon High School		366,000	366,000	150,000
Campanun-an High School	4,064,000	445,000	4,509,000	150,000
Candugay High School (Siaton National High School Annex)	795,000	537,000	1,332,000	277,000
Canggohob High School	3,728,000	416,000	4,144,000	150,000
Cansal-ing Provincial Community High School		350,000	350,000	150,000
Caticugan High School		373,000	373,000	150,000
Cawitan High School		962,000	962,000	381,000
Dahile Provincial Community High School Extension	1,177,000	693,000	1,870,000	440,000
Dauin Science High School		362,000	362,000	176,000
Demetrio L. Alviola National High School - Cabcaban Annex	934,000	484,000	1,418,000	150,000
Demetrio L. Alviola National High School - Nalundan Extension		435,000	435,000	184,000
Dr. Ernesto A. Uy Sr. National High School	810,000	288,000	1,098,000
Froilan A. Alanano Memorial High School		347,000	347,000	150,000
Giligaon High School		624,000	624,000	239,000
Gregorio Elmaga Memorial High School	4,596,000	476,000	5,072,000	150,000
Inapoy Provincial Comprehensive High School	4,705,000	564,000	5,269,000	150,000
Jantianon National High School	751,000	471,000	1,222,000	153,000
Jimalalud National High School - Tamao Extension		370,000	370,000	150,000
Jose B. Cardenas Memorial High School - Bayog Extension		344,000	344,000	150,000
Jose B. Cardenas Memorial High School - Pula Extension		356,000	356,000	150,000
Jose B. Cardenas Memorial High School - Tabalogo Extension		310,000	310,000	150,000
Jose B. Cardenas Memorial High School - Uptown Annex	1,777,000	788,000	2,565,000	750,000
Kakha High School		368,000	368,000	150,000
Kaladias High School	810,000	245,000	1,055,000
Kauswagan High School		415,000	415,000	150,000
Lorenza P. Palarpalar Memorial High School (Bonbonon Provincial Community High School)	751,000	322,000	1,073,000	150,000
Mabato Provincial Community High School		586,000	586,000	284,000
Mabinay National High School - Manlingay Annex		362,000	362,000	150,000
Mabinay National High School - Tarra Annex	1,983,000	617,000	2,600,000	341,000
Mabinay Science High School		310,000	310,000	150,000
Mainit High School		296,000	296,000	150,000
Malaiba High School		391,000	391,000	202,000
Maloh Provincial Community High School		690,000	690,000	454,000
Malongcay High School		365,000	365,000	150,000
Manjuyod National High School - Panciao Extension		276,000	276,000	150,000
Manjuyod Science High School		328,000	328,000	150,000
Mantiquil Masaligan High School		389,000	389,000	150,000

JANUARY 3, 2022	OFFICIAL GAZETTE	933
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Masulog High School		744,000	744,000	355,000
Matauta Community High School	810,000	249,000	1,059,000
Mayaposi Comprehensive High School		471,000	471,000	156,000
Milagrosa High School	1,300,000	469,000	1,769,000	150,000
Nagbalaye High School	4,452,000	671,000	5,123,000	202,000
Nagbinlod High School		447,000	447,000	150,000
Napacao High School		320,000	320,000	150,000
Obat High School	1,597,000	758,000	2,355,000	183,000
Owacan Provincial Community High School	1,855,000	642,000	2,497,000	309,000
Pacuan Provincial Community High School	21,902,000	1,484,000	23,386,000	708,000
Palayuhan High School		347,000	347,000	150,000
Paniabonan High School (Mabinay NHS Annex)	17,687,000	1,475,000	19,162,000	649,000
Pantao National High School	8,402,000	769,000	9,171,000	172,000
Pedro Abul Memorial High School		291,000	291,000	150,000
Pinalubngan Community High School	7,538,000	670,000	8,208,000	197,000
Pulangbato National High School	11,667,000	734,000	12,401,000
Pulangbato National Senior High School				341,000
Sampinitan Provincial Community High School	880,000	560,000	1,440,000	202,000
San Antonio High School	773,000	405,000	1,178,000	150,000
San Miguel High School	7,982,000	470,000	8,452,000	150,000
San Miguel Provincial Community High School	6,000,000	1,126,000	7,126,000	248,000
Siapo High School		382,000	382,000	150,000
Siaton Science High School	1,571,000	303,000	1,874,000	190,000
Sibulan National High School - Ajong Unit	1,238,000	520,000	1,758,000	150,000
Sibulan National High School - Balugo Extension		374,000	374,000	150,000
Sibulan National High School - Enrique Villanueva Extension		382,000	382,000	150,000
Sibulan National High School - Maningcao Extension	751,000	394,000	1,145,000	150,000
Sibulan National High School - Maslong Extension		370,000	370,000	150,000
Sibulan Night High School	2,634,000	352,000	2,986,000	150,000
Sibulan Science High School		312,000	312,000	150,000
Silab Community High School Annex		471,000	471,000	234,000
Sta. Catalina High School	795,000	1,393,000	2,188,000	1,166,000
Sta. Catalina Science High School		347,000	347,000	150,000
Sumaliring High School (Inalad High School)		894,000	894,000	727,000
Tambulan Community High School		336,000	336,000
Tamlang High School		317,000	317,000	150,000
Tampi National High School	28,881,000	1,273,000	30,154,000	429,000
Tampi National High School - San Jose High School Annex	684,000	829,000	1,513,000	488,000
Tayasan National High School (Bago Extension)	4,807,000	678,000	5,485,000	341,000
Tayasan Science High School		343,000	343,000	150,000
Tubigon High School - Sibulan National High School Annex		284,000	284,000	150,000
Tubtubon High School		535,000	535,000	176,000
Valencia National High School - Balugo High School Extension	838,000	638,000	1,476,000	444,000
Valencia National High School- Dobdob Extension		284,000	284,000	150,000
Zamboanguita Science High School	5,145,000	520,000	5,665,000	150,000

Division of Siquijor	73,779,000	7,639,000	81,418,000	2,563,000

Division Office - Proper	1,261,000		1,261,000
Banban National High School	8,984,000	779,000	9,763,000	271,000
Basac National High School (Enrique Villanueva NHS - Siquijor)	7,099,000	722,000	7,821,000	211,000
Cabulihan Integrated School	4,315,000	400,000	4,715,000	150,000
Campalanas National High School - Candaping High School Extension	12,839,000	1,082,000	13,921,000	461,000
Campalanas National High School - KICKCC High School Kinanadagan HS Extension	5,296,000	535,000	5,831,000	150,000
Campalanas National High School Po-o High School Extension	5,091,000	523,000	5,614,000	161,000
Catulayan National High School	10,791,000	631,000	11,422,000	442,000
Larena Integrated School	403,000	283,000	686,000
Maria Integrated School	403,000	305,000	708,000
San Antonio National High School	6,176,000	473,000	6,649,000	150,000
San Antonio National High School - Ponong HS Extension	5,235,000	485,000	5,720,000	150,000
San Juan Integrated School	403,000	261,000	664,000
Siquijor Integrated School	403,000	314,000	717,000
Tambisan National High School - San Juan	5,080,000	846,000	5,926,000	417,000

Division of Tagbilaran City	9,318,000	875,000	10,193,000	150,000

Division Office - Proper	165,000		165,000

934	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
San Isidro National High School	9,153,000	629,000	9,782,000	150,000
Tagbilaran High School for the Hearing Impaired		246,000	246,000

Division of Talisay City	212,724,000	19,942,000	232,666,000	5,191,000

Division Office - Proper	4,225,000		4,225,000
Bulacao National High School		734,000	734,000	150,000
Candulawan National High School (Mohon Divino Amore - Candulawan)	7,626,000	715,000	8,341,000
Jaclupan National High School	36,437,000	2,083,000	38,520,000	697,000
Lagtang National High School (Night)	10,802,000	1,115,000	11,917,000	294,000
Lawaan III Night National High School	9,156,000	846,000	10,002,000
Lawaan National High School - Talisay	23,930,000	1,897,000	25,827,000	541,000
Maghaway National High School	7,458,000	869,000	8,327,000	150,000
Manipis National High School	3,274,000	417,000	3,691,000
Pooc National High School (Jaclupan NHS - Pooc Extension)		920,000	920,000	259,000
San Isidro National High School (Night)	5,882,000	568,000	6,450,000
San Roque National High School (Jaclupan)	11,544,000	1,043,000	12,587,000	334,000
Tabunok National High School	24,108,000	1,437,000	25,545,000	452,000
Talisay City Science High School	2,835,000	443,000	3,278,000
Talisay National High School	54,707,000	5,283,000	59,990,000	2,163,000
Tangke National High School (San Roque National High School - Tangke National High School Extension)	10,740,000	1,142,000	11,882,000
Tapul National High School		430,000	430,000	151,000

Division of Tanjay City	62,463,000	9,371,000	71,834,000	3,129,000

Division Office - Proper	584,000		584,000
Adela Pera Memorial High School		270,000	270,000
Apolinario Gerarda Arnaiz High School		328,000	328,000	150,000
Azagra High School	6,945,000	513,000	7,458,000	150,000
Bahian High School	5,063,000	397,000	5,460,000	150,000
Exequil P. Toroy High School		227,000	227,000
Graciano Banogon High School		353,000	353,000	150,000
Hunop High School	1,290,000	433,000	1,723,000	150,000
Inawasan Provincial Community High School		348,000	348,000	150,000
Isidro Salma High School (Balayong)	751,000	473,000	1,224,000	150,000
Luca High School		403,000	403,000	150,000
Nagsala High School		458,000	458,000	169,000
Namonbon High School		306,000	306,000	150,000
Novallas High School	4,727,000	445,000	5,172,000	150,000
Pal-ew High School	7,625,000	481,000	8,106,000	266,000
Patricio Palomar Memorial High School (Isabelo Palomar)		322,000	322,000	150,000
Polo High School	4,784,000	542,000	5,326,000	150,000
Samoyao High School		230,000	230,000
San Isidro High School		208,000	208,000
San Miguel High School	6,122,000	381,000	6,503,000	150,000
Santa Agueda National High School - Calicanan High School Extension		497,000	497,000	150,000
Tanjay City Science High School	5,812,000	380,000	6,192,000	252,000
Tanjay Legislated High School	12,303,000	865,000	13,168,000	192,000
Tanjay National High School (Sto. Niño)	6,457,000	511,000	6,968,000	150,000

Division of Toledo City	69,750,000	5,698,000	75,448,000	2,045,000

Division Office - Proper	1,250,000		1,250,000
Awihao National High School	17,626,000	1,439,000	19,065,000	553,000
Bunga National High School	6,318,000	605,000	6,923,000	150,000
Cantabaco National High School	10,103,000	940,000	11,043,000	332,000
General Climaco National High School	21,320,000	1,405,000	22,725,000	642,000
Media Once National High School	10,156,000	866,000	11,022,000	169,000
Toledo Science High School	2,977,000	443,000	3,420,000	199,000

Region VIII - Eastern Visayas	5,609,893,000	431,484,000	6,041,377,000	167,233,000

Division of Baybay City	120,396,000	9,692,000	130,088,000	6,534,000

Division Office - Proper	2,185,000		2,185,000
Banahao National High School		593,000	593,000	170,000
Baybay City National Night High School	7,157,000	520,000	7,677,000	190,000
Baybay City Senior High School				3,781,000

JANUARY 3, 2022	OFFICIAL GAZETTE	935
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Bitanhuan National High School	8,837,000	708,000	9,545,000	150,000
Bunga National High School	14,521,000	949,000	15,470,000	150,000
Caridad National High School	12,043,000	940,000	12,983,000	346,000
Gabas Integrated School	403,000	641,000	1,044,000	150,000
Kabunga-an Integrated School		376,000	376,000
Maganhan National High School		241,000	241,000
Mailhi National High School	7,739,000	606,000	8,345,000	167,000
Makinhas National High School	23,607,000	1,025,000	24,632,000	181,000
Makinhas National High School, Ciabu Annex (Makinhas NHS)	1,925,000	877,000	2,802,000	330,000
Mapgap Integrated School		349,000	349,000	150,000
Plaridel National High School	14,230,000	955,000	15,185,000	428,000
Pomponan National High School	27,749,000	912,000	28,661,000	341,000

Division of Biliran	189,975,000	14,472,000	204,447,000	5,694,000

Division Office - Proper	3,422,000		3,422,000
Almeria National High School	25,577,000	1,596,000	27,173,000	797,000
Biliran National Agricultural High School	18,750,000	1,765,000	20,515,000	805,000
Biliran Science High School	6,051,000	598,000	6,649,000	231,000
Bool National High School	12,823,000	704,000	13,527,000	341,000
Cabucgayan National High School	20,832,000	1,055,000	21,887,000	472,000
Cabucgayan National School of Arts and Trades	24,146,000	1,935,000	26,081,000	784,000
Fidel M. Limpiado, Sr. National High School		495,000	495,000	150,000
Inasuyan Integrated School	403,000	370,000	773,000
Information & Communications Technology (ICT) High School of Eastern Biliran	3,966,000	608,000	4,574,000	403,000
Lucsoon National High School	29,075,000	1,434,000	30,509,000	302,000
Naval Night High School	3,560,000	323,000	3,883,000	293,000
Pinamihagan Integrated School	403,000	303,000	706,000
Tabunan National High School	6,990,000	590,000	7,580,000	181,000
Tucdao National High School	20,136,000	1,177,000	21,313,000	635,000
Union Integrated School	810,000	368,000	1,178,000
Viga National High School	5,932,000	490,000	6,422,000	150,000
Western Biliran High School for the Arts & Culture	7,099,000	661,000	7,760,000	150,000

Division of Borongan City	55,190,000	4,075,000	59,265,000	1,593,000

Division Office - Proper	693,000		693,000
Benowangan National High School (Lalawigan NHS-Benowangan Annex)	3,239,000	470,000	3,709,000	150,000
Calingatngan National High School	9,516,000	722,000	10,238,000	179,000
Eastern Samar National Comprehensive High School (Supt. Fidel E. Anacta, Sr. MHS)	6,435,000	556,000	6,991,000	150,000
Sta. Fe National High School	17,050,000	1,125,000	18,175,000	513,000
Sta. Fe National High School - Maypangdan Annex	18,257,000	1,202,000	19,459,000	601,000

Division of Calbayog City	315,518,000	24,060,000	339,578,000	10,471,000

Division Office - Proper	5,619,000		5,619,000
Acedillo Integrated School		242,000	242,000
Basud Integrated School		203,000	203,000
Caglanipao Sur Integrated School		246,000	246,000
Calbayog Arts and Design School of Eastern Visayas				318,000
Calbayog City High School	65,974,000	3,955,000	69,929,000	2,837,000
Calbayog City National High School - Bagacay Campus	14,710,000	1,019,000	15,729,000	413,000
Calbayog City National High School - Carayman Campus	1,751,000	515,000	2,266,000
Calbayog City Night High School	11,901,000	707,000	12,608,000
Dawo Integrated School	3,555,000	383,000	3,938,000
Gadgaran Integrated School	6,431,000	490,000	6,921,000
Happy Valley National High School	3,019,000	376,000	3,395,000
Lonoy Integrated School		202,000	202,000
Macatingog Integrated School	5,708,000	455,000	6,163,000
Mag-ubay National High School	10,380,000	811,000	11,191,000	323,000
Malaga National High School	25,254,000	1,350,000	26,604,000	483,000
Malaga National High School (Caglanipao Sur Annex School)		190,000	190,000
Malaga National High School (Pena 1 Annex School)		562,000	562,000	287,000
Migara National High School	9,250,000	752,000	10,002,000	252,000
Oquendo National High School	23,966,000	1,602,000	25,568,000	1,034,000
Oquendo National High School - Cabatuan Annex	5,778,000	563,000	6,341,000
Pilar Agricultural High School	11,261,000	856,000	12,117,000	420,000

936	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
San Joaquin National High School	28,859,000	1,900,000	30,759,000	809,000
San Joaquin National High School (Manguinoo Annex School)		254,000	254,000
San Joaquin National High School-Malahog Annex School		364,000	364,000
San Policarpio National High School	30,994,000	1,917,000	32,911,000	1,840,000
Seven Hills National High School	3,002,000	366,000	3,368,000
Tabawan Integrated School	12,570,000	993,000	13,563,000	463,000
Tarabucan National High School	14,298,000	1,151,000	15,449,000	442,000
Trinidad National High School	21,238,000	1,258,000	22,496,000	550,000
Trinidad National High School-Tomaligues Annex		378,000	378,000

Division of Catbalogan City	75,400,000	7,195,000	82,595,000	2,848,000

Division Office - Proper	1,174,000		1,174,000
Antonio G. Tuazon High School (Sierra Island NHS)	12,639,000	912,000	13,551,000	406,000
Catbalogan City Agro-Industrial School		297,000	297,000	150,000
Eastern Visayas Regional Science High School	7,574,000	1,944,000	9,518,000	318,000
Guinsorongan Integrated School (Samar National High School - Guinsorongan Annex)	15,085,000	1,351,000	16,436,000	640,000
Pangdan National High School	8,469,000	756,000	9,225,000	234,000
Samar National High School - Silanga Annex	30,459,000	1,935,000	32,394,000	1,100,000

Division of Eastern Samar	456,409,000	36,330,000	492,739,000	10,128,000

Division Office - Proper	7,311,000		7,311,000
Agsam Integrated School		376,000	376,000
Arteche National High School	33,788,000	1,472,000	35,260,000	983,000
Arteche National High School - Concepcion Annex		475,000	475,000
Arteche National High School (Carapdapan Annex)		817,000	817,000
Balangkayan National High School	16,893,000	1,097,000	17,990,000	509,000
Bobon National High School	4,218,000	401,000	4,619,000
Bolusao National High School	4,835,000	565,000	5,400,000
Buntay Integrated School		248,000	248,000
Cagpile Integrated School		281,000	281,000
Camantang National High School	7,015,000	591,000	7,606,000
Can-Avid National High School	28,473,000	2,291,000	30,764,000	1,359,000
Catumsan Integrated School		231,000	231,000
Dolores National High School (Dapdap Annex)	8,439,000	804,000	9,243,000
Guiuan National High School - Manicani Annex	5,740,000	469,000	6,209,000
Hilabaan National High School	8,356,000	589,000	8,945,000
Hinolaso National High School	13,705,000	737,000	14,442,000
Hinolaso National High School (Caglao-an Annex)	1,654,000	357,000	2,011,000
Homonhon National High School	8,170,000	686,000	8,856,000	150,000
Homonhon National High School - Sulangan Annex	10,676,000	731,000	11,407,000	348,000
Jipapad National High School	13,237,000	1,317,000	14,554,000	518,000
Llorente National High School - Barobo Annex	7,417,000	612,000	8,029,000
Malabag High School	7,911,000	653,000	8,564,000
Malinao Integrated School	4,250,000	460,000	4,710,000
Maslog High School	9,305,000	844,000	10,149,000	286,000
Maydolong National High School	27,275,000	1,622,000	28,897,000	901,000
Maydolong National High School - Lapgap Annex		556,000	556,000
Mercedes High School	14,810,000	966,000	15,776,000	548,000
Nena National High School (Nena SAT)	13,326,000	892,000	14,218,000	150,000
Nicasio Alvarez II Memorial High School (Sta. Monica Annex)	4,156,000	441,000	4,597,000
Nicasio M. Alvarez Memorial High School	11,780,000	761,000	12,541,000
Oras National Agricultural Industrial School (Arteche NAS)	8,897,000	792,000	9,689,000
Oras National High School	30,567,000	1,897,000	32,464,000	1,471,000
Oras National High School (Dao Annex)	13,692,000	1,004,000	14,696,000
Pedro E. Candio Memorial National High School	20,232,000	1,336,000	21,568,000	616,000
Quinapundan High School	22,403,000	1,641,000	24,044,000	983,000
Quinapundan National High School (Anislag Annex)	4,146,000	349,000	4,495,000
Salcedo High School	13,038,000	767,000	13,805,000
Salcedo Vocational High School	14,314,000	1,112,000	15,426,000	878,000
San Julian National High School	14,212,000	986,000	15,198,000	428,000
San Roque Integrated School		219,000	219,000
San Vicente Integrated School	3,567,000	378,000	3,945,000
Sulat National High School - Sto. Niño Annex	6,314,000	680,000	6,994,000
Sulu-an Integrated School	3,414,000	399,000	3,813,000
Tagbacan National High School (Tagbacan RHS)	9,890,000	715,000	10,605,000
Taytay Integrated School	13,942,000	923,000	14,865,000
Tubabao National High School	5,041,000	449,000	5,490,000

JANUARY 3, 2022	OFFICIAL GAZETTE	937
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Vigan National High School		341,000	341,000

Division of Leyte	2,036,683,000	152,165,000	2,188,848,000	61,199,000

Division Office - Proper	33,488,000		33,488,000
Abuyog National High School	36,975,000	2,152,000	39,127,000	1,040,000
Agapito Amado Memorial National High School	6,689,000	687,000	7,376,000	224,000
Alangalang Agro-Industrial School (LSU-Alangalang Campus)	12,790,000	855,000	13,645,000	302,000
Alangalang National High School	61,163,000	4,056,000	65,219,000	2,228,000
Alangalang Night High School	3,431,000	368,000	3,799,000
Alegria Integrated School		396,000	396,000
Alfredo Parilla National High School	11,424,000	788,000	12,212,000	264,000
Anahawan National High School	14,796,000	1,046,000	15,842,000	445,000
Anahaway National High School	13,473,000	940,000	14,413,000	286,000
Astorga National High School	6,599,000	575,000	7,174,000	150,000
Asuncion S. Melgar National High School	29,003,000	1,935,000	30,938,000	690,000
Atty. Roque Marcos National High School (La Paz NHS)	27,906,000	2,090,000	29,996,000	1,054,000
Balocawehay National High School	19,174,000	1,424,000	20,598,000	704,000
Balugo National High School	9,321,000	717,000	10,038,000	202,000
Barugo National High School	15,204,000	1,191,000	16,395,000	601,000
Bato National High School	33,356,000	1,906,000	35,262,000	862,000
Bilwang National High School		310,000	310,000
Bontoc National High School	10,643,000	865,000	11,508,000	514,000
Borseth National High School	3,421,000	394,000	3,815,000	150,000
Buli National High School (Anahawan National High School - Buli Annex)	5,138,000	452,000	5,590,000	150,000
Bung-aw National High School	6,595,000	555,000	7,150,000	150,000
Buraburon National High School	403,000	418,000	821,000
Buracan National High School	5,099,000	446,000	5,545,000	150,000
Burauen National High School	27,228,000	1,787,000	29,015,000	726,000
Cabacungan National High School	13,759,000	942,000	14,701,000	514,000
Cabatoan National High School	4,692,000	453,000	5,145,000	150,000
Cagbolo Senior High School				173,000
Cahagnaan National High School	11,750,000	815,000	12,565,000	282,000
Cahigan National High School	4,854,000	452,000	5,306,000
Calingcaguing National High School	17,672,000	1,053,000	18,725,000	481,000
Calubian Integrated School	6,599,000	604,000	7,203,000	177,000
Calubian National High School (Calubian NVS)	35,673,000	2,648,000	38,321,000	1,293,000
Calunangan National High School	4,565,000	502,000	5,067,000	150,000
Canmarating National High School	403,000	327,000	730,000
Cantuha-on National High School	11,164,000	799,000	11,963,000	243,000
Capudlosan National High School	4,079,000	381,000	4,460,000	150,000
Carigara School of Fisheries	26,761,000	1,591,000	28,352,000	784,000
Celestino de Guzman Memorial National High School	11,936,000	771,000	12,707,000
Celestino de Guzman Memorial National High School - Stand Alone Senior High School				354,000
Conalum National High School	6,714,000	570,000	7,284,000	161,000
Concepcion National High School	13,989,000	935,000	14,924,000	252,000
Damulaan National High School	18,760,000	1,280,000	20,040,000	484,000
Daniel Z. Romualdez State Comprehensive School of Fisheries	8,255,000	673,000	8,928,000	193,000
Dawahon Integrated School		546,000	546,000
Don Mariano Salvacion Memorial National High School	7,580,000	874,000	8,454,000	153,000
Esperanza National High School	6,792,000	571,000	7,363,000	150,000
Euperfia Puda National High School	3,246,000	483,000	3,729,000	150,000
Felix Caneja Lafuente National High School	10,297,000	820,000	11,117,000	268,000
Gibacungan National High School	6,859,000	623,000	7,482,000	176,000
Granja-Kalinawan National High School	59,456,000	3,606,000	63,062,000	2,008,000
Granja-Kalinawan National High School - Uguiao Annex		540,000	540,000	179,000
Granja-Kalinawan National High School (Hiagsam Annex)		495,000	495,000
Gregorio C. Catenza National High School	27,181,000	1,944,000	29,125,000	1,027,000
Guinarona National High School	6,601,000	588,000	7,189,000	181,000
Hampangan National High School	1,619,000	318,000	1,937,000
Hampipila National Hgih School - Libertad National High School Annex	3,856,000	449,000	4,305,000	150,000
Hampipila National High School	14,090,000	998,000	15,088,000	522,000
Hibunauan National High School		588,000	588,000	215,000
Hilusig National High School		230,000	230,000
Hindang National High School	20,781,000	1,244,000	22,025,000	325,000
Hitudpan National High School	3,836,000	422,000	4,258,000	150,000

938	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Inopacan National High School	8,807,000	722,000	9,529,000	294,000
Isabel National Comprehensive High School (Isabel NAVS)	27,690,000	1,943,000	29,633,000	1,040,000
Isabel National High School	17,642,000	1,166,000	18,808,000	733,000
Javier National High School	30,021,000	2,003,000	32,024,000	667,000
Juan S. Tismo National High School	24,501,000	1,630,000	26,131,000	828,000
Juan Villablanca Memorial High School	25,903,000	1,676,000	27,579,000	789,000
Jugaban National High School	17,764,000	1,812,000	19,576,000	1,196,000
Julita National High School	25,262,000	1,533,000	26,795,000	493,000
Justimbaste- Remandaban National High School	21,969,000	1,456,000	23,425,000	516,000
Kananga National High School	69,420,000	3,639,000	73,059,000	1,235,000
Kananga National High School - Kawayan Annex	6,759,000	623,000	7,382,000
Kananga National High School - Libertad Annex	4,245,000	472,000	4,717,000
Kananga National High School (Montebello Annex)		572,000	572,000
Kananga National High School (Rizal Annex)		620,000	620,000	215,000
Kauswagan National High School	4,073,000	537,000	4,610,000
Kikilo National High School	4,898,000	444,000	5,342,000	150,000
Kiling National High School	11,916,000	815,000	12,731,000	291,000
Leyte National High School	21,775,000	1,744,000	23,519,000	731,000
Leyte National High School - Consuegra Annex	13,345,000	924,000	14,269,000	396,000
Libas National High School	5,401,000	505,000	5,906,000
Libertad National High School	7,965,000	691,000	8,656,000	293,000
Lim-Ao National High School	10,657,000	761,000	11,418,000	305,000
Lomonon National High School	7,846,000	649,000	8,495,000	247,000
Macalpi-ay National High School	4,607,000	523,000	5,130,000	176,000
MacArthur National High School	29,046,000	2,161,000	31,207,000	789,000
Mahaplag High School (Upper)	17,148,000	1,069,000	18,217,000	252,000
Mahaplag National High School	31,545,000	2,019,000	33,564,000	1,190,000
Malibago National High School	8,370,000	703,000	9,073,000	195,000
Manaybanay National High School	8,827,000	748,000	9,575,000	236,000
Manlilisid National High School	7,690,000	802,000	8,492,000	357,000
Marao National High School	6,648,000	574,000	7,222,000	216,000
Marcelino R. Veloso National High School (Marcelino R. Veloso National Comprehensive High School)	20,949,000	1,452,000	22,401,000	289,000
Mariano Salazar National High School	3,304,000	435,000	3,739,000	150,000
Matag-ob National High School	30,791,000	2,016,000	32,807,000
Matag-ob Stand Alone Senior High School				1,106,000
Matalom National High School	26,626,000	1,689,000	28,315,000	797,000
Matlang National High School	20,829,000	1,511,000	22,340,000	726,000
Mayorga National High School	25,246,000	1,716,000	26,962,000	807,000
Minesite National High School	1,632,000	278,000	1,910,000
Muertegui National High School	13,481,000	990,000	14,471,000	399,000
Naval National High School	7,931,000	663,000	8,594,000	150,000
Pagsulhugon National High School	11,474,000	879,000	12,353,000	335,000
Palale National High School	7,881,000	732,000	8,613,000	150,000
Palo National High School	70,219,000	4,528,000	74,747,000	1,456,000
Palo National High School - Pawing Annex		633,000	633,000	342,000
Palompon National High School	19,826,000	1,879,000	21,705,000	1,385,000
Pastor Salazar National High School	10,734,000	715,000	11,449,000	270,000
Patoc National High School	15,387,000	1,143,000	16,530,000
Patoc Stand Alone Senior High School				586,000
PCCC St. Filomena National High School	2,039,000	355,000	2,394,000	150,000
Pinamopoan National High School	467,000	944,000	1,411,000	213,000
Polahongon National High School	8,651,000	785,000	9,436,000	160,000
Puerto Bello National High School	6,708,000	808,000	7,516,000	248,000
Rafaelito Cabañas Martinez National High School	7,244,000	619,000	7,863,000	215,000
Rizal National High School	4,122,000	427,000	4,549,000	150,000
San Agustin National High School	10,450,000	886,000	11,336,000	348,000
San Francisco National High School	8,291,000	636,000	8,927,000	215,000
San Guillermo National High School	3,953,000	498,000	4,451,000	181,000
San Isidro National High School	24,918,000	1,920,000	26,838,000	786,000
San Joaquin National High School	15,036,000	1,014,000	16,050,000	511,000
San Jose National High School	10,274,000	826,000	11,100,000	351,000
San Miguel National High School	28,378,000	1,738,000	30,116,000	899,000
Seguinon National High School	21,579,000	1,511,000	23,090,000
Seguinon Stand Alone Senior High School				1,026,000
Sogod National High School (Carigara School of Fisheries - Sogod Annex)	5,381,000	496,000	5,877,000
Sta. Ana National High School	6,721,000	653,000	7,374,000	192,000

JANUARY 3, 2022	OFFICIAL GAZETTE	939
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Sta. Cruz National High School	15,653,000	1,113,000	16,766,000	330,000
Sta. Fe National High School	30,907,000	2,110,000	33,017,000
Sta. Fe Stand Alone Senior High School				1,198,000
Sta. Margarita National High School	8,697,000	637,000	9,334,000	170,000
Sta. Mesa National High School	32,769,000	2,292,000	35,061,000	972,000
Sta. Paz Integrated School		332,000	332,000	150,000
Sta. Rosa National High School, Barugo I	12,483,000	847,000	13,330,000	231,000
Sta. Rosa National High School, Matag-ob	4,482,000	407,000	4,889,000	150,000
Sulpa National High School	4,170,000	467,000	4,637,000	150,000
Tabango National High School	22,837,000	1,665,000	24,502,000	903,000
Taberna National High School	16,062,000	1,056,000	17,118,000	270,000
Tahud National High School	5,071,000	462,000	5,533,000	150,000
Talisay National High School		343,000	343,000
Tanauan National High School (Cabuynan Annex)	6,952,000	601,000	7,553,000	204,000
Tanauan National High School (San Roque NHS)	32,647,000	2,127,000	34,774,000	1,586,000
Tanauan School of Craftsmanship & Home Industries (LIT Tanauan)	36,504,000	2,211,000	38,715,000	1,128,000
Teofilo R. Macaso Memorial National High School	10,787,000	800,000	11,587,000	286,000
Tinabilan National High School	8,115,000	562,000	8,677,000	150,000
Tinago National High School	12,723,000	913,000	13,636,000	247,000
Tolosa National High School	31,492,000	2,175,000	33,667,000	1,008,000
Trinidad B. Caidic National High School	4,046,000	496,000	4,542,000
Villaba National Comprehensive High School	25,517,000	1,905,000	27,422,000	718,000
Villaba National High School (LNCAST)	8,851,000	712,000	9,563,000	238,000
Waterloo National High School	6,518,000	533,000	7,051,000	150,000

Division of Maasin City	145,753,000	11,227,000	156,980,000	2,641,000

Division Office - Proper	2,299,000		2,299,000
Asuncion Integrated School	5,185,000	732,000	5,917,000
Batuan Integrated School	810,000	333,000	1,143,000
Baugo National High School	5,737,000	407,000	6,144,000
Canyuom Integrated School	403,000	240,000	643,000
Dongon National High School	13,530,000	791,000	14,321,000	305,000
Guadalupe National High School	9,536,000	613,000	10,149,000
Hinapu Daku National High School	3,550,000	379,000	3,929,000
Ibarra National High School	13,074,000	803,000	13,877,000	286,000
Libhu National High School	10,734,000	701,000	11,435,000	195,000
Lunas National High School	4,050,000	491,000	4,541,000
Maasin City National High School	21,755,000	1,516,000	23,271,000	818,000
Maasin City National High School Night	3,610,000	190,000	3,800,000
Malapoc Sur National High School	11,041,000	531,000	11,572,000
Manhilo National High School	11,544,000	828,000	12,372,000	268,000
Maria Clara Integrated School	403,000	291,000	694,000
Matin-aw National High School	2,901,000	367,000	3,268,000
Nonok Norte National High School	9,816,000	642,000	10,458,000	238,000
Panan-awan Integrated School	403,000	283,000	686,000
San Rafael National High School	9,264,000	618,000	9,882,000
Tigbawan Integrated School	6,108,000	471,000	6,579,000
Stand Alone SHS within San Rafael ES				531,000

940	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE

Division of Northern Samar	699,192,000	51,280,000	750,472,000	17,370,000

Division Office - Proper	10,562,000		10,562,000
Acereda Integrated School	1,214,000	499,000	1,713,000
Alegria National High School	21,394,000	1,419,000	22,813,000	550,000
Balnasan National High School		344,000	344,000	150,000
Batag National High School	6,547,000	592,000	7,139,000	264,000
Biri National High School	16,944,000	1,283,000	18,227,000	607,000
Buenavista National High School	6,154,000	528,000	6,682,000	211,000
Bukid National High School		268,000	268,000
Bulao National High School		424,000	424,000
Cabacungan National High School	7,533,000	615,000	8,148,000	150,000
Cagamutan National High School	6,486,000	593,000	7,079,000
Cahayagan National High School	4,156,000	532,000	4,688,000	177,000
Capacujan National High School	9,358,000	664,000	10,022,000	284,000
Capacujan National High School - Jangtud Integrated School Annex	5,654,000	496,000	6,150,000	150,000
Catarman IV Central Integrated School	22,698,000	1,254,000	23,952,000
Catarman National High School - Galutan ANHS Annex	14,293,000	1,126,000	15,419,000	633,000
Catigbi-An National High School (Rawis National High School Annex)	9,566,000	689,000	10,255,000
Cervantes National High School (Rosario Lim Uy National High School)	12,280,000	763,000	13,043,000
Dapdap National High School		580,000	580,000	167,000
Don Juan F. Avalon National High School - Bantayan National High School Annex	11,420,000	840,000	12,260,000	346,000
E.J. Dulay National High School		347,000	347,000
F. Dominice National High School	15,243,000	1,016,000	16,259,000	467,000
Froctuoso B. Regulacion National High School		386,000	386,000
Gamay National High School	21,492,000	1,312,000	22,804,000	743,000
Gamay National High School - Anito NHS Annex	6,374,000	523,000	6,897,000	153,000
Gamay National High School - Bangon Annex	10,124,000	715,000	10,839,000	218,000
Guindaulan National High School	4,170,000	381,000	4,551,000
Hibubullao National High School	19,811,000	1,133,000	20,944,000	346,000
Landusan National High School	7,480,000	559,000	8,039,000
Laoang National High School	13,774,000	796,000	14,570,000	1,036,000
Laoang National High School - Rawis NHS Annex	21,996,000	1,530,000	23,526,000	915,000
Laoang National High School - Suba National High School Annex	3,806,000	349,000	4,155,000
Laoang National Technical High School	32,919,000	1,729,000	34,648,000	663,000
Laperla National High School (Rawis National High School Annex)	7,639,000	524,000	8,163,000
Las Navas National High School	69,661,000	1,621,000	71,282,000	1,167,000
Lipata National High School	6,091,000	452,000	6,543,000
Lope de Vega National High School	19,037,000	1,442,000	20,479,000
Lope de Vega Stand Alone Senior High School				893,000
Magsaysay National High School		406,000	406,000
Magtaon National High School		465,000	465,000
Makiwalo National High School	11,112,000	810,000	11,922,000	300,000
Malobago - Pagsang-An National High School	7,572,000	609,000	8,181,000
Mapanas AIS - Magno Siljagon National High School Annex	5,584,000	495,000	6,079,000
Maravilla National High School		482,000	482,000	215,000
Marubay National High School	5,484,000	583,000	6,067,000	216,000
Maxvilla National High School	1,619,000	307,000	1,926,000
Mongolbongol National High School	9,722,000	670,000	10,392,000	208,000
Nenita National High School	8,301,000	789,000	9,090,000	268,000
Oleras National High School		552,000	552,000	332,000
Pambujan National High School	50,778,000	2,868,000	53,646,000	1,568,000
Polangi National High School	17,230,000	1,357,000	18,587,000	718,000
Poponton National High School		393,000	393,000
Potong National High School	11,086,000	829,000	11,915,000
Rosario National High School	15,801,000	1,231,000	17,032,000	507,000
Ruperto S. Sampayan National High School		222,000	222,000
Salvacion National High School	5,790,000	517,000	6,307,000
San Antonio National High School	6,442,000	622,000	7,064,000	193,000
San Isidro National High School (LN)	14,688,000	593,000	15,281,000	150,000
San Isidro National High School (SI)	22,169,000	1,293,000	23,462,000	665,000
San Miguel National High School	8,378,000	717,000	9,095,000	150,000

JANUARY 3, 2022	OFFICIAL GAZETTE	941
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
San Vicente National High School	871,000	461,000	1,332,000	206,000
Sumuroy Agro-Industrial School - Cabatuan NHS Annex	6,140,000	679,000	6,819,000	183,000
Sumuroy Agro-Industrial School - Pangpang Integrated School Annex	5,610,000	496,000	6,106,000
Taylor National High School - Las Navas National High School Annex		284,000	284,000
Veriato National High School	9,705,000	711,000	10,416,000
Victoria National High School (Mawo NHS)	24,288,000	1,513,000	25,801,000
Victoria Senior High School (Stand Alone)				668,000
Vigo National High School	12,268,000	776,000	13,044,000	383,000
Washington National High School	12,678,000	858,000	13,536,000
Zoilo T. Lobos Memorial High School		368,000	368,000	150,000

Division of Ormoc City	167,930,000	14,325,000	182,255,000	8,816,000

Division Office - Proper	2,957,000		2,957,000
Dolores National High School	26,642,000	1,533,000	28,175,000	440,000
Dolores National High School (Tongonan Annex)	6,850,000	799,000	7,649,000	390,000
Donghol Integrated School		286,000	286,000
Gaas Integrated School	810,000	357,000	1,167,000
Genero B. Lureñana National High School (Matica-a National High School Annex)	6,658,000	632,000	7,290,000	238,000
Julian Gantuangco National High School	403,000	510,000	913,000	150,000
Lilo-an National High School	18,710,000	1,532,000	20,242,000	591,000
Linao National High School	25,797,000	1,730,000	27,527,000	852,000
Margen National High School	18,444,000	1,525,000	19,969,000	513,000
Mas-in Integrated School	810,000	428,000	1,238,000
New Ormoc City National High School (Ormoc City Night High School Annex)	502,000	422,000	924,000	153,000
Ormoc City Regional Sports Academy				583,000
Ormoc City Senior High School				2,910,000
Rustico Capahi, Sr. Memorial National High School (Sabang Bao NHS)	9,637,000	632,000	10,269,000	169,000
San Antonio Integrated School		266,000	266,000
San Jose National High School	15,748,000	1,234,000	16,982,000	424,000
Valencia National High School	26,800,000	1,930,000	28,730,000	1,252,000
Valencia National High School (Cabintan Integrated High School)	7,162,000	509,000	7,671,000	151,000

Division of Samar	723,666,000	59,325,000	782,991,000	21,139,000

Division Office - Proper	12,025,000		12,025,000
Almagro National High School	8,451,000	628,000	9,079,000	165,000
Anibongon Integrated School	4,076,000	452,000	4,528,000
Apolonia Integrated School	467,000	311,000	778,000
Astorga Integrated School		224,000	224,000
Babaclayon Integrated School		226,000	226,000
Baclayan National High School	7,126,000	590,000	7,716,000
Bagacay National High School	14,346,000	759,000	15,105,000	254,000
Bagacay National High School-Daram National High School Annex	5,603,000	565,000	6,168,000	236,000
Bakhaw National High School	4,698,000	455,000	5,153,000	183,000
Balocawe Integrated School	1,214,000	481,000	1,695,000	192,000
Baquiw National High School	6,007,000	474,000	6,481,000	150,000
Baras National High School	5,048,000	444,000	5,492,000	150,000
Basey Memorial High School - Old San Agustin Annex	7,879,000	779,000	8,658,000	247,000
Bioso Integrated School	8,404,000	629,000	9,033,000	241,000
Birawan National High School	12,326,000	885,000	13,211,000	321,000
Blanca Aurora Integrated School		289,000	289,000
Bonga National High School	3,548,000	406,000	3,954,000
Buao Integrated School		208,000	208,000
Buenos Aires Integrated School	1,711,000	313,000	2,024,000
Burgos Integrated School (Burgos National High School)	11,778,000	878,000	12,656,000	316,000
Cabiton-an National High School	4,948,000	509,000	5,457,000	150,000
Cabunga-an Integrated School	4,133,000	433,000	4,566,000	150,000
Calapi National High School	17,106,000	1,072,000	18,178,000	467,000
Camayse Integrated School		205,000	205,000
Caranas Integrated School		206,000	206,000
Casandig National High School	9,504,000	785,000	10,289,000	263,000

942	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Casapa National High School-Jiabong National High School Annex	3,392,000	361,000	3,753,000	150,000
Concord Integrated School	403,000	232,000	635,000
Costa Rica National High School	9,153,000	665,000	9,818,000	263,000
Dampigan National High School	6,473,000	928,000	7,401,000
Daram National High School	30,283,000	1,724,000	32,007,000	793,000
Daram National High School - Sua Annex	6,346,000	950,000	7,296,000	445,000
Guintarcan National High School	7,253,000	633,000	7,886,000	222,000
Hampton Integrated School		432,000	432,000
Hinangutdan National High School-Sta. Rita National High School Annex	5,695,000	470,000	6,165,000	170,000
Igot National High School	11,741,000	755,000	12,496,000	261,000
Independencia National High School	15,990,000	1,019,000	17,009,000	568,000
Inobongan Integrated School		253,000	253,000
Jiabong National High School	25,316,000	1,387,000	26,703,000	603,000
Kerikite Integrated School		214,000	214,000
Lamingao National High School	4,451,000	474,000	4,925,000	160,000
Lawaan National High School	7,661,000	537,000	8,198,000	161,000
Lokilokon Integrated School	403,000	251,000	654,000
Mabini National High School	5,918,000	618,000	6,536,000	169,000
Majacob Integrated School	7,658,000	709,000	8,367,000	252,000
Malino National High School-Jiabong National High School Annex	4,326,000	798,000	5,124,000	174,000
Marabut National High School	14,307,000	900,000	15,207,000	371,000
Matalud Integrated School		217,000	217,000
Matuguinao National High School	9,244,000	895,000	10,139,000	328,000
Minarog Integrated School		210,000	210,000
Motiong National High School	23,371,000	1,329,000	24,700,000	848,000
Mualbual Integrated School	8,132,000	641,000	8,773,000	273,000
Napuro National High School (Sta. Margarita National High School - Napuro Annex)	7,921,000	632,000	8,553,000	183,000
Osmeña National High School	21,232,000	1,470,000	22,702,000	825,000
Pagsanghan National High School	19,099,000	1,123,000	20,222,000	720,000
Parasan National High School	15,754,000	873,000	16,627,000	208,000
Parasanon National High School-Pinabacdao National High School Annex	8,683,000	765,000	9,448,000	193,000
Patong National High School	810,000	356,000	1,166,000
Pequit Integrated School		323,000	323,000
Pinabacdao National High School	5,802,000	452,000	6,254,000	150,000
Pinaplata Integrated School	4,729,000	506,000	5,235,000	150,000
Plaridel National High School	5,541,000	532,000	6,073,000	150,000
Primitivo T. Torrechiva National High School		357,000	357,000	150,000
Ramon T. Diaz Memorial High School (Buenavista Annex)	17,648,000	900,000	18,548,000	309,000
Ramon T. Diaz Memorial High School - Erenas Annex	22,786,000	1,278,000	24,064,000	805,000
Ramon T. Diaz Memorial High School (Gandara NHS)	41,767,000	2,503,000	44,270,000	1,932,000
Rizal Integrated School	5,270,000	528,000	5,798,000	190,000
Rosalim Integrated School	403,000	237,000	640,000
Sabang Integrated School		205,000	205,000
San Andres National High School	9,679,000	769,000	10,448,000	289,000
San Fernando National High School-Valeriano C. Yancha Memorial Agricultural School Annex	2,148,000	586,000	2,734,000	186,000
San Isidro National High School-Zumarraga National High School Annex	2,087,000	599,000	2,686,000	224,000
San Jose de Buan National High School	9,081,000	920,000	10,001,000	243,000
San Rafael Integrated School		209,000	209,000
San Sebastian National High School	10,677,000	756,000	11,433,000	264,000
Sevilla Integrated School		231,000	231,000
Simeon Ocdol National High School	10,171,000	927,000	11,098,000	362,000
Sta. Elena Integrated School		217,000	217,000
Sta. Rita National High School	16,843,000	925,000	17,768,000	444,000
Sto. Niño Integrated School		400,000	400,000
Sto. Niño National High School	14,570,000	922,000	15,492,000	385,000
Tagapul-an National High School	12,393,000	718,000	13,111,000	183,000
Tarangnan National High School - Oeste Annex	9,716,000	737,000	10,453,000	307,000
Tatabunan Integrated School	810,000	315,000	1,125,000
Tenani Integrated National High School	6,415,000	584,000	6,999,000
Tizon National High School	4,054,000	413,000	4,467,000
Tominamos Integrated School	28,047,000	1,791,000	29,838,000	1,132,000

JANUARY 3, 2022	OFFICIAL GAZETTE	943
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Villahermosa National High School	11,340,000	527,000	11,867,000	176,000
Villahermosa National High School-Pagsanhan National High School Annex		406,000	406,000
Villareal National High School	25,330,000	1,640,000	26,970,000	818,000
Zumarraga Integrated School	14,946,000	885,000	15,831,000	465,000

Division of Southern Leyte	560,506,000	39,990,000	600,496,000	16,363,000

Division Office - Proper	8,452,000		8,452,000
Anahawan Vocational High School	6,857,000	657,000	7,514,000	247,000
Beniton Integrated School	810,000	382,000	1,192,000
Bontoc National High School	25,701,000	1,791,000	27,492,000	511,000
Buenavista Integrated School		204,000	204,000
Canipaan National High School	18,063,000	1,150,000	19,213,000	504,000
Canipaan National High School - Hinunangan Annex	18,893,000	1,181,000	20,074,000	733,000
Catmon Integrated School	1,214,000	370,000	1,584,000
Concepcion National High School	10,175,000	612,000	10,787,000	254,000
Consolacion National High School	15,258,000	912,000	16,170,000	358,000
Divisoria National High School	9,952,000	642,000	10,594,000	216,000
Don Agustin F. Escano National High School	11,775,000	929,000	12,704,000	440,000
Esperanza National High School	4,851,000	432,000	5,283,000	150,000
Estela National High School	10,197,000	643,000	10,840,000	218,000
Higatungan National High School	14,619,000	704,000	15,323,000	259,000
Hilaan National High School	13,360,000	815,000	14,175,000	271,000
Himay-angan National High School	14,675,000	892,000	15,567,000	342,000
Himbangan National High School	20,474,000	1,082,000	21,556,000	403,000
Hitawos Integrated School	403,000	292,000	695,000
Ichon National High School	21,278,000	1,516,000	22,794,000	681,000
Kahupian Integrated School	1,619,000	430,000	2,049,000
Katipunan National High School	5,564,000	445,000	6,009,000	150,000
Libagon National High School	8,094,000	743,000	8,837,000	335,000
Libas National High School	8,532,000	579,000	9,111,000	150,000
Liloan National Technical Vocational High School	20,677,000	1,663,000	22,340,000	958,000
Limasawa National High School	11,898,000	768,000	12,666,000	371,000
Lungsodaan National High School	17,148,000	1,299,000	18,447,000	628,000
Malitbog National High School	2,429,000	501,000	2,930,000
Marayag National High School		641,000	641,000	150,000
Mercedes National High School	17,362,000	574,000	17,936,000	150,000
Nahaong National High School	13,760,000	1,090,000	14,850,000	536,000
Nava National High School	8,236,000	607,000	8,843,000	170,000
New Guinsaugon National High School	14,369,000	914,000	15,283,000	316,000
Padre Burgos National Technical Vocational High School		512,000	512,000	190,000
Paku National High School	14,783,000	1,025,000	15,808,000	484,000
Pintuyan National High School	8,821,000	706,000	9,527,000	199,000
Pinut-an National High School	7,792,000	509,000	8,301,000	150,000
Rizal National High School	5,488,000	471,000	5,959,000	150,000
San Isidro National High School, Sogod		458,000	458,000
San Isidro National High School, Tomas Oppus	13,194,000	723,000	13,917,000	169,000
San Juan National High School	27,386,000	1,749,000	29,135,000	1,126,000
San Ricardo National High School	9,422,000	641,000	10,063,000	208,000
San Roque National High School	10,337,000	807,000	11,144,000	232,000
Saub Integrated School	403,000	296,000	699,000
Sogod National High School	60,140,000	3,409,000	63,549,000	2,414,000
Sta. Cruz National High School	20,721,000	1,162,000	21,883,000	784,000
Sta. Paz National High School	8,672,000	690,000	9,362,000	408,000
Sto. Niño National High School	1,214,000	299,000	1,513,000
Tambis National High School	15,438,000	1,073,000	16,511,000	348,000

Division of Tacloban City	63,275,000	7,348,000	70,623,000	2,437,000

Division Office - Proper	1,309,000		1,309,000
Anibong Night High School	5,690,000	523,000	6,213,000
Cirilo Roy Montejo National High School - Night High School	4,700,000	388,000	5,088,000
Greendale Residences Integrated School	810,000	283,000	1,093,000
Guadalupe Heights Integrated School		501,000	501,000
Kapuso Village Integrated School	810,000	634,000	1,444,000
Lorenzo Daa Integrated Memorial School	5,904,000	519,000	6,423,000	169,000
North Hill Arbours Integrated School	1,277,000	542,000	1,819,000
Northern Tacloban City National High School	21,104,000	1,497,000	22,601,000	843,000
Ridge View Park Integrated School	2,551,000	529,000	3,080,000

944	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
San Jose National High School - Night High School	5,421,000	447,000	5,868,000
Scandinavian National High School	8,737,000	758,000	9,495,000	241,000
Sto. Nino Senior High School				964,000
V & G National High School	4,962,000	727,000	5,689,000	220,000

Region IX - Zamboanga Peninsula	2,786,735,000	244,674,000	3,031,409,000	76,338,000

Division of Dapitan City	86,647,000	7,333,000	93,980,000	2,084,000

Division Office - Proper	1,138,000		1,138,000
Aliguay Integrated School		238,000	238,000
Aseniero National High School	9,909,000	790,000	10,699,000	150,000
Barcelona National High School	9,207,000	567,000	9,774,000	197,000
Baylimango National High School	13,125,000	703,000	13,828,000	202,000
Dakak National High School (Baylimango NHS Annex)	9,304,000	660,000	9,964,000	389,000
Guimputlan Integrated School		253,000	253,000
Kauswagan Integrated School	2,860,000	412,000	3,272,000	150,000
Oro National High School	5,072,000	437,000	5,509,000	150,000
Potungan National High School	14,355,000	1,010,000	15,365,000	438,000
San Pedro Integrated School		262,000	262,000
Selinog Integrated School		221,000	221,000
Sulangon National High School	19,654,000	1,218,000	20,872,000	408,000
Talisay Integrated School	2,023,000	562,000	2,585,000

Division of Dipolog City	30,345,000	4,342,000	34,687,000	736,000

Division Office - Proper	478,000		478,000
Cogon National High School	11,369,000	898,000	12,267,000	286,000
Gulayon Integrated School	8,572,000	512,000	9,084,000	150,000
Miputak National High School		891,000	891,000
Pamansalan Eco-Tech High School	4,946,000	511,000	5,457,000	150,000
Sinaman Integrated School		300,000	300,000
Sta. Filomena Integrated School		454,000	454,000
Tubod Integrated School		344,000	344,000
Upper Dicayas Integrated School	4,980,000	432,000	5,412,000	150,000

Division of Isabela City	76,213,000	7,080,000	83,293,000	1,678,000

Division Office - Proper	1,327,000		1,327,000
Baluno National High School	6,803,000	629,000	7,432,000	190,000
Basilan National High School - Night		357,000	357,000
Calvario Peak National High School	5,466,000	596,000	6,062,000	150,000
Caro National High School	2,841,000	309,000	3,150,000	150,000
Geras Integrated School	10,271,000	950,000	11,221,000	183,000
Isabela City National High School	12,128,000	864,000	12,992,000	245,000
Ismael Integrated School		231,000	231,000
Kumalarang National High School	7,490,000	452,000	7,942,000	150,000
Lampinigan National High School		343,000	343,000	150,000
Malamawi National High School	20,726,000	1,667,000	22,393,000	310,000
Tandung Ahas National High School	9,161,000	682,000	9,843,000	150,000

Division of Pagadian City	110,574,000	8,273,000	118,847,000	2,540,000

Division Office - Proper	1,509,000		1,509,000
Bulatok Integrated School	2,087,000	341,000	2,428,000	150,000
Co Tek Chun National Trade School	12,151,000	1,014,000	13,165,000	266,000
Ditoray National High School	4,953,000	425,000	5,378,000	150,000
Lison Valley National High School	6,621,000	276,000	6,897,000	150,000
Lourdes National High School	5,060,000	494,000	5,554,000	150,000
Macasing National High School	8,870,000	769,000	9,639,000	197,000
Manga National High School	8,342,000	568,000	8,910,000	150,000
Norberta Guillar Memorial National High School (Napolan National High School Norbeta Guillar Memorial School Extension)	8,480,000	779,000	9,259,000	150,000
Otto Lingue National High School	6,293,000	406,000	6,699,000	150,000
Pagadian City Science High School	8,397,000	781,000	9,178,000	577,000
Sta. Lucia National High School	23,982,000	1,173,000	25,155,000	150,000
Tomas Sagun Integrated School		193,000	193,000
Tulawas Integrated School	4,139,000	335,000	4,474,000	150,000
Zamboanga del Sur National High School - San Pedro NHS Annex	9,690,000	719,000	10,409,000	150,000

JANUARY 3, 2022	OFFICIAL GAZETTE	945
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE

Division of Zamboanga City	326,697,000	29,001,000	355,698,000	15,778,000

Division Office - Proper	5,524,000		5,524,000
Arena Blanco National High School - Landang Gua Annex	3,014,000	776,000	3,790,000	289,000
Baliwasan Senior High School - Stand Alone				4,498,000
Bolong National High School	11,074,000	906,000	11,980,000	270,000
Buenavista Integrated School		575,000	575,000
Bunguiao National High School	13,918,000	1,181,000	15,099,000	328,000
Cabaluay National High School	10,966,000	1,043,000	12,009,000	326,000
Capisan National High School	3,742,000	501,000	4,243,000	150,000
Don Pablo A. Lorenzo Memorial Senior High School				2,873,000
Enerdino C. Coronel - Baluno National High School	4,670,000	674,000	5,344,000	150,000
Limaong National High School	7,841,000	807,000	8,648,000	190,000
Limpapa National High School	10,092,000	954,000	11,046,000	234,000
Lubigan National High School - Curuan Annex	1,626,000	649,000	2,275,000	243,000
Manalipa Integrated School	1,619,000	498,000	2,117,000	150,000
Mangusu Integrated School	6,193,000	753,000	6,946,000	161,000
Pasonanca National High School	26,542,000	1,863,000	28,405,000	504,000
Ramon Enriquez High School (Don Ramon Enriquez Memorial NHS - Labuan NHS)	31,337,000	2,378,000	33,715,000	933,000
Recodo National High School	21,445,000	1,719,000	23,164,000	692,000
San Roque National High School	13,484,000	1,122,000	14,606,000	284,000
Sangali National High School	26,769,000	2,310,000	29,079,000	912,000
Sibulao National High School	6,086,000	620,000	6,706,000	181,000
Sinoropan National High School	810,000	362,000	1,172,000
Sinubong National High School	7,763,000	692,000	8,455,000	183,000
Sinunuc National High School	25,984,000	1,860,000	27,844,000	389,000
Tagasilay National High School	11,408,000	916,000	12,324,000	186,000
Talisayan National High School	21,006,000	1,625,000	22,631,000	580,000
Tictapul National High School	13,902,000	1,100,000	15,002,000	321,000
Tolosa National High School	8,714,000	775,000	9,489,000	208,000
Tuan Datu Hj. Abdulla Nuno Memorial High School (Taluksangay NHS)	20,793,000	1,195,000	21,988,000	279,000
Tulungatung National High School	10,375,000	1,147,000	11,522,000	264,000

Division of Zamboanga del Norte	602,515,000	59,585,000	662,100,000	18,067,000

Division Office - Proper	9,217,000		9,217,000
Alam Mudja Sai National High School	3,680,000	484,000	4,164,000	150,000
Bacong National High School	11,071,000	791,000	11,862,000	381,000
Balakan National High School	8,237,000	694,000	8,931,000	200,000
Balas National High School	9,402,000	874,000	10,276,000	231,000
Baliguian National High School	13,819,000	1,214,000	15,033,000	385,000
Bartolome C. Lira, Sr. National High School (Maras National High School)	10,202,000	995,000	11,197,000	231,000
Bartolome C. Lira, Sr. National High School (Maras National High School) - Siasin Extension	1,284,000	317,000	1,601,000
Basagan National High School (Katipunan National High School - Basagan Annex)	2,595,000	482,000	3,077,000	150,000
Batayan National High School (Kalawit National High School - Batayan Annex)	4,199,000	432,000	4,631,000	150,000
Binoni National High School (Salug National High School - Binoni Extension)	6,245,000	617,000	6,862,000	195,000
Bulawan Integrated School	8,357,000	656,000	9,013,000	174,000
Canatuan National High School (Siocon National High School - Canatuan Annex)	4,138,000	510,000	4,648,000	150,000
Canuto Enerio National High School	877,000	439,000	1,316,000	150,000
Cawit-Cawit National High School		400,000	400,000	150,000
Compra National High School (Liloy National High School - Compra Annex)	17,629,000	1,054,000	18,683,000	397,000
Dacon National High School	1,296,000	530,000	1,826,000	165,000
Dilawa National High School	6,016,000	524,000	6,540,000	150,000
Dinasan National High School	10,159,000	859,000	11,018,000	153,000
Diongan National High School	5,524,000	771,000	6,295,000
Disakan National High School (Bartolome Aripal Memorial National High School - Upper Disakan)	11,955,000	872,000	12,827,000	170,000
Domalogdog National High School	10,796,000	966,000	11,762,000	245,000
Don Jose Aguirre National High School (Villaramos National High School - Don J. Aguirre Extension)	7,784,000	678,000	8,462,000	183,000

946	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Don Teotimo Z. Ochotorena National High School	6,213,000	537,000	6,750,000	163,000
Doña Natividad L. Macias Integrated School	1,214,000	410,000	1,624,000	150,000
Galingon National High School	1,414,000	456,000	1,870,000
Gatas National High School (Kalawit National High School - Gatas Extension)	4,806,000	523,000	5,329,000	150,000
Godod National High School	17,494,000	1,033,000	18,527,000	257,000
Godod National High School - Raba Annex	1,710,000	679,000	2,389,000	215,000
Gunyan National High School (Siayan National High School - Gunyan Annex)	5,650,000	823,000	6,473,000	186,000
Gutalac National High School - Mamawan Annex	838,000	421,000	1,259,000	150,000
Gutalac National High School Extension - Panganuran		443,000	443,000	150,000
Gutalac National High School Extension - San Juan		373,000	373,000	150,000
Gutalac National High School Extension - Tipan		359,000	359,000	150,000
Kalawit National High School	22,891,000	928,000	23,819,000	328,000
Kalawit National High School Extension - Paraiso	508,000	300,000	808,000	150,000
Kanim National High School	11,948,000	624,000	12,572,000	150,000
La Libertad National High School	12,329,000	822,000	13,151,000	378,000
Lapero National High School (Dinasan National High School - Lapero Extension)	1,214,000	349,000	1,563,000	150,000
Lintangan Integrated School		221,000	221,000
Lipakan National High School (Langatian National High School Extension - Lipakan)	2,509,000	312,000	2,821,000	150,000
Malayal National High School	17,575,000	1,261,000	18,836,000	662,000
Malintuboan National High School	3,415,000	532,000	3,947,000	200,000
Manawan National High School	12,851,000	918,000	13,769,000	316,000
Mangilay National High School	5,371,000	531,000	5,902,000
Manukan National High School (Serongan Annex)	1,230,000	547,000	1,777,000	150,000
Marupay National High School	11,097,000	630,000	11,727,000	150,000
Matam National High School	6,321,000	490,000	6,811,000	150,000
Matias C. Ranillo National High School		343,000	343,000	150,000
Moliton National High School (Marupay National High School - Moliton Extension)	1,808,000	622,000	2,430,000	158,000
Mutia National High School	18,852,000	1,027,000	19,879,000	486,000
Mutia National High School - Tubak Annex	2,106,000	449,000	2,555,000
Mutia National High School Extension - Alvenda	403,000	429,000	832,000	150,000
New Dapitan National High School	1,751,000	373,000	2,124,000
Palandok National High School	422,000	542,000	964,000	150,000
Patawag National High School		323,000	323,000
Pianon National High School	4,281,000	530,000	4,811,000	186,000
Pitawe Integrated School	810,000	305,000	1,115,000
Polanco National High School - Isis Extension	1,859,000	485,000	2,344,000	151,000
Polanco National High School Extension - Lingasad	1,812,000	504,000	2,316,000	150,000
Ponot National High School	18,677,000	1,695,000	20,372,000	745,000
Rizal National High School (Rizal A. I. National High School)	13,354,000	1,053,000	14,407,000	401,000
Salug National High School - R. Magsaysay Annex	2,292,000	510,000	2,802,000
Saluyong National High School	5,033,000	543,000	5,576,000	150,000
San Isidro National High School	5,711,000	555,000	6,266,000	160,000
San Jose National High School	4,412,000	486,000	4,898,000	150,000
San Pedro National High School	8,641,000	726,000	9,367,000	302,000
Sawang National High School (Kanim National High School - Sawang Annex)	3,773,000	416,000	4,189,000	150,000
Sebaca National High School	8,339,000	609,000	8,948,000	150,000
Seres National High School	6,389,000	557,000	6,946,000	213,000
Sergio Osmeña National High School - Bagong Baguio Extension	1,230,000	397,000	1,627,000
Sergio Osmeña National High School Extension - Marapong		519,000	519,000	153,000
Sianan National High School	3,812,000	431,000	4,243,000	150,000
Sianib National High School	4,968,000	425,000	5,393,000
Siari John Roemer Memorial National High School (Siari National High School)	28,377,000	1,772,000	30,149,000	789,000
Siay Integrated School	8,734,000	812,000	9,546,000	204,000
Siayan National High School	21,880,000	1,523,000	23,403,000	522,000
Sibuco National High School	26,179,000	1,904,000	28,083,000	665,000
Sibuco National High School - Lunday Annex	923,000	391,000	1,314,000
Sibuco National High School - Pangian Annex	1,664,000	376,000	2,040,000
Silawe National High School (Polanco National High School - Silawe NHS Annex)	5,534,000	574,000	6,108,000	190,000
Sinuyak National High School	1,765,000	447,000	2,212,000	150,000
Sirawai National High School	34,217,000	1,899,000	36,116,000	784,000

JANUARY 3, 2022	OFFICIAL GAZETTE	947
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Sirawai National High School - Piacan Annex	2,121,000	673,000	2,794,000	241,000
Sitog National High School (Katipunan National High School - Sitog Annex)	2,655,000	682,000	3,337,000	150,000
Situbo National High School	3,033,000	411,000	3,444,000	150,000
Sta. Maria National High School (Siocon National High School - Sta. Maria Annex)	7,109,000	667,000	7,776,000	161,000
Talinga National High School	7,473,000	607,000	8,080,000	248,000
Tininggaan National High School	1,728,000	321,000	2,049,000
Tinuyop National High School	1,293,000	455,000	1,748,000	150,000
Tugop National High School	1,249,000	457,000	1,706,000	150,000
Ubay National High School - Patawag Extension		310,000	310,000	150,000
Villaramos National High School	12,766,000	769,000	13,535,000	243,000

Division of Zamboanga del Sur	981,675,000	81,974,000	1,063,649,000	22,986,000

Division Office - Proper	16,435,000	-	16,435,000
Antonio National High School	15,441,000	1,102,000	16,543,000	360,000
Aurora National High School	33,279,000	2,090,000	35,369,000	1,228,000
Baganian National High School	12,025,000	961,000	12,986,000	294,000
Bag-ong Kahayag National High School	3,918,000	413,000	4,331,000	150,000
Bag-ong Kauswagan National High School (Tambulig NHS - Bag-ong Kauswagan Extension)	871,000	324,000	1,195,000	150,000
Balintawak National High School	8,705,000	574,000	9,279,000	150,000
Balukbahan National High School	4,924,000	470,000	5,394,000
Baluno National High School		378,000	378,000
Betinan National High School	15,264,000	1,336,000	16,600,000	667,000
Bibilik National High School (Rebokon Agricultural Vocational High School - Bibilik Extension)	7,275,000	510,000	7,785,000	150,000
Binuay National High School	6,324,000	629,000	6,953,000	150,000
Bobuan National High School	8,300,000	653,000	8,953,000	150,000
Bogayo National High School	5,264,000	477,000	5,741,000
Bogo Calabat Integrated School	3,406,000	379,000	3,785,000	150,000
Bokong National High School	12,440,000	572,000	13,012,000	150,000
Bokong National High School - Tabak NHS Annex	417,000	634,000	1,051,000
Boniao National High School (Mahayag National High School - Boniao Annex)	825,000	726,000	1,551,000	268,000
Buburay National High School	11,252,000	638,000	11,890,000
Bulawan National High School (Lapuyan National High School - Bulawan Extension Class)	9,890,000	600,000	10,490,000	150,000
Buloron National High School		611,000	611,000	150,000
Bululawan National High School	5,878,000	455,000	6,333,000
Camalig National High School (Dumalinao National High School - Camalig Extension)		282,000	282,000
Cogon National High School	9,531,000	712,000	10,243,000	176,000
Cogonan Integrated School	1,622,000	383,000	2,005,000
Concepcion National High School	14,066,000	646,000	14,712,000	158,000
Concepcion National High School - Tultolan Extension	841,000	418,000	1,259,000
Culabay National High School	10,710,000	1,105,000	11,815,000	413,000
Damit National High School	822,000	427,000	1,249,000	150,000
Daniel C. Mantos National High School	1,352,000	535,000	1,887,000	150,000
Dao-an National High School	3,982,000	403,000	4,385,000	150,000
Dawa National High School (Leonardo National High School - Dawa Annex)	440,000	297,000	737,000
Depase National High School		384,000	384,000
Digon National High School	2,448,000	318,000	2,766,000
Diosdado Macapagal Memorial National High School	4,391,000	437,000	4,828,000
Dulop National High School	39,905,000	1,464,000	41,369,000	154,000
Dulop National High School - Bag-ong Valencia Extension	3,181,000	615,000	3,796,000	195,000
Dulop National High School - Labangon Extension	1,226,000	400,000	1,626,000
Dumalinao National High School	24,913,000	1,233,000	26,146,000	582,000
Dumingag National High School (Dulop National High School - Dulop (Dumingag NHS Annex))	59,389,000	3,630,000	63,019,000	463,000
Esperanza Switch National High School (Esperanza NHS)	12,127,000	905,000	13,032,000	330,000
Eugenio Andrin National High School	10,633,000	818,000	11,451,000	296,000
Fatima National High School (Legarda Dos National High School - Fatima Extension)	417,000	510,000	927,000	153,000
Francisco A. Relacion Senior High School				402,000
Golictop National High School (Midsalip National HS - Golictop Extension)	3,519,000	397,000	3,916,000

948	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Gubaan National High School (Commonwealth National High School - Gubaan Annex)	1,867,000	552,000	2,419,000
Guinicolalay National High School	3,758,000	504,000	4,262,000	156,000
Guinicolalay National High School - Tarakan Extension	4,750,000	420,000	5,170,000
Guipos National High School (J. Cerilles)	19,206,000	1,478,000	20,684,000	718,000
Guling National High School	7,211,000	591,000	7,802,000	150,000
Ignacio Garrata National High School (Dinas National High School - Ignacio Garrata Annex)	1,703,000	379,000	2,082,000
Juan Lumosad Memorial National High School	10,277,000	497,000	10,774,000
Judge Edmundo S. Pinga National High School	8,297,000	666,000	8,963,000	200,000
Kalian National High School	15,399,000	1,289,000	16,688,000	534,000
Kauswagan National High School (Commonwealth National High School - Kauswagan NHS)	1,401,000	446,000	1,847,000
Kumalarang National High School	26,081,000	1,594,000	27,675,000	724,000
Langapod Integrated School	2,027,000	447,000	2,474,000
Lantungan National High School	8,295,000	613,000	8,908,000	163,000
Laperian National High School	9,850,000	771,000	10,621,000	184,000
Lapuyan National High School - Maralag Extension		289,000	289,000
Laureano Salusod National High School	14,412,000	1,134,000	15,546,000	520,000
Legarda Dos National High School (Legarda NHS)	13,171,000	839,000	14,010,000	177,000
Leonardo National High School	17,371,000	1,143,000	18,514,000	472,000
Libayoy National High School	5,466,000	513,000	5,979,000	150,000
Libertad National High School	9,646,000	563,000	10,209,000	150,000
Lintugop National High School	3,055,000	487,000	3,542,000	150,000
Locuban National High School	6,474,000	497,000	6,971,000	150,000
Ma. Clara Lobregat National High School	2,109,000	479,000	2,588,000	150,000
Maestro Cornelio Minor National High School	8,755,000	841,000	9,596,000	245,000
Malim National High School	5,181,000	480,000	5,661,000	150,000
Maruing National High School	9,665,000	714,000	10,379,000	231,000
Matalang National High School	8,006,000	620,000	8,626,000
Mecolong National High School	4,823,000	466,000	5,289,000	150,000
Midsalip National High School	34,279,000	2,170,000	36,449,000	1,008,000
Monte Alegre National High School	4,296,000	477,000	4,773,000	150,000
Navalan National High School	12,919,000	1,062,000	13,981,000
New Labangan National High School	17,850,000	1,074,000	18,924,000	360,000
Nilo National High School	10,673,000	855,000	11,528,000	321,000
Old Mirapao National High School (Guinicolalay National High School - Old Mirapao Extension)	3,696,000	406,000	4,102,000	150,000
Panubigan National High School	10,475,000	671,000	11,146,000	197,000
Paquito S. Yu Memorial National High School (Dulop National High School - Lower Timonan Extension)	409,000	443,000	852,000
Paraiso National High School (Panagaan National High School - Lactayan NHS)		330,000	330,000
Parasan National High School (Simata National High School - Parasan Annex)	6,521,000	584,000	7,105,000	150,000
Paulino Dari National High School	18,377,000	1,031,000	19,408,000	417,000
Paulino Dari National High School - Punta Flecha Extension	3,801,000	409,000	4,210,000
Payag National High School	7,510,000	498,000	8,008,000	150,000
Picanan National High School	10,418,000	672,000	11,090,000	150,000
Poblacion Comprehensive National High School	13,620,000	1,064,000	14,684,000	569,000
Pongapong National High School (San Pablo National High School - Pongapong Extension)	2,444,000	400,000	2,844,000
Potenciano Solon Bandolon Memorial National High School (San Carlos National HS - Taguio Extension)	412,000	515,000	927,000	195,000
Proper Dimaya National High School	8,141,000	644,000	8,785,000	150,000
Rebokon Agricultural Vocational High School (Rebokon NHS)	13,179,000	1,162,000	14,341,000	298,000
Sagacad National High School	5,633,000	519,000	6,152,000	150,000
Sagucan National High School	6,033,000	502,000	6,535,000	150,000
Salagmanok National High School (Kumalarang NHS - Salagmanok Extension)		340,000	340,000
Saloagan National High School (Salauwagan NHS)	5,604,000	528,000	6,132,000	150,000
San Jose National High School	14,056,000	852,000	14,908,000	234,000
San Pablo National High School	15,489,000	1,070,000	16,559,000	614,000
San Pablo National High School - Sacbulan Extension		357,000	357,000
Sapa Anding Agricultural Vocational Technical School (Sapa Anding National High School)	15,004,000	739,000	15,743,000	332,000
Sapa Anding National High School - R. Magsaysay Extension	6,642,000	768,000	7,410,000	294,000
Sikatuna National High School	4,112,000	452,000	4,564,000

JANUARY 3, 2022	OFFICIAL GAZETTE	949
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Simata National High School	8,926,000	803,000	9,729,000	177,000
Sominot (DMMNHS) National High School	18,417,000	1,435,000	19,852,000	422,000
Subanen Agricultural National High School	4,892,000	473,000	5,365,000	150,000
Sumalig National High School (Tambulig (Echanca) National High School - Sumalig Annex)	2,673,000	416,000	3,089,000	150,000
Tabina National High School (Culabay National High School - Tabina Annex)	21,460,000	1,238,000	22,698,000	376,000
Tabuan National High School	8,411,000	529,000	8,940,000
Tambulig National High School - Lower Tiparak	1,305,000	476,000	1,781,000	150,000
Tandubuay National High School	4,781,000	483,000	5,264,000
Tawagan Norte National High School (Tawagan NHS)	4,844,000	514,000	5,358,000
Teniapan National High School	5,451,000	453,000	5,904,000	150,000
Tigbao National High School	9,079,000	727,000	9,806,000	208,000
Tiguha National High School	412,000	415,000	827,000	206,000
Tina National High School		352,000	352,000	150,000
Tinggabulong National High School (Buburay National High School - Tinggabulong Extension)		389,000	389,000
Toribio Minor National High School	16,408,000	1,342,000	17,750,000	777,000
Tukuran Technical Vocational High School - Baclay Extension		485,000	485,000
Vicenta C. Enerio National High School	7,119,000	687,000	7,806,000	268,000

Division of Zamboanga Sibugay	572,069,000	47,086,000	619,155,000	12,469,000

Division Office - Proper	9,634,000		9,634,000
Bacalan National High School (Pangi National High School - Bacalan Annex)	7,824,000	615,000	8,439,000	150,000
Baga National High School	6,430,000	585,000	7,015,000
Balangao National High School (Diplahan National High School - Balangao High School)	5,511,000	491,000	6,002,000
Balungisan National High School	9,067,000	854,000	9,921,000
Basalem National High School	6,591,000	587,000	7,178,000	150,000
Bulawan National High School	15,161,000	1,195,000	16,356,000	500,000
Buug National High School	20,703,000	1,596,000	22,299,000	775,000
Camanga National High School	7,995,000	695,000	8,690,000	177,000
Catituan National High School (Malangas National High School - Catituan Annex)	8,461,000	763,000	9,224,000	286,000
Dalama National High School (Payao National High School - Dalama Annex)	5,626,000	533,000	6,159,000	188,000
Dawa-Dawa National High School (Alicia NHS - Dawa-Dawa NHS Annex)	12,397,000	1,001,000	13,398,000	318,000
Del Monte National High School (Diplahan National High School - Del Monte Annex)	15,336,000	1,133,000	16,469,000	177,000
Dionisio Lopez, Sr. National High School	5,937,000	534,000	6,471,000	150,000
Ditay National High School	4,791,000	568,000	5,359,000	484,000
Gango National High School	8,327,000	681,000	9,008,000	150,000
Gaulan National High School (Diplahan National High School - Gaulan Annex)	4,341,000	467,000	4,808,000
Guinoman National High School	7,713,000	765,000	8,478,000
Guintolan National High School	11,356,000	880,000	12,236,000	488,000
Guintoloan National High School (Santa Clara National High School - Guintoloan Annex)	5,247,000	545,000	5,792,000
Kabasalan Science and Technology High School	14,356,000	954,000	15,310,000	607,000
Kasigpitan National High School (Talusan National High School - Kasigpitan Annex)	2,853,000	355,000	3,208,000
Kawayan National High School	13,092,000	892,000	13,984,000	289,000
Kipit National High School	5,838,000	547,000	6,385,000
Kitabog National High School	7,798,000	632,000	8,430,000	150,000
La Dicha National High School	8,970,000	771,000	9,741,000
Laih Batu National High School	12,082,000	749,000	12,831,000	195,000
Lali Alam Integrated School	403,000	314,000	717,000
Langon National High School	6,533,000	578,000	7,111,000	204,000
Laparay National High School	7,746,000	693,000	8,439,000	150,000
Lindang National High School (Diplahan National High School - Lindang Annex)	3,402,000	420,000	3,822,000
Lutiman National High School (Alicia NHS - Lutiman NHS Annex)	7,517,000	634,000	8,151,000
Mabuhay Agro-Industrial High School (Mabuhay Agri-Fisheries School)	13,968,000	1,256,000	15,224,000	415,000
Mabuhay National High School	16,447,000	1,240,000	17,687,000	621,000

950	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Magdaup National High School	9,736,000	823,000	10,559,000	150,000
Makilas National High School	20,538,000	1,277,000	21,815,000	215,000
Malagandis National High School	7,096,000	674,000	7,770,000	197,000
Malubal National High School (Surabay National High School - Malubal Annex)	9,728,000	898,000	10,626,000	287,000
Milagrosa National High School	6,405,000	574,000	6,979,000	150,000
Minsulao National High School	8,406,000	685,000	9,091,000	150,000
Monching National High School (Siay National High School - Monching Annex)	8,735,000	808,000	9,543,000	150,000
Nanan National High School	6,902,000	562,000	7,464,000	150,000
Natan National High School	12,183,000	821,000	13,004,000	229,000
Palinta National High School	6,462,000	632,000	7,094,000	158,000
Palomoc National High School (Titay National High School - Palomoc Annex)	11,400,000	796,000	12,196,000	150,000
Pantaleon Cudiera Memorial National High School	6,095,000	545,000	6,640,000
Payao National High School	17,770,000	1,177,000	18,947,000	413,000
Pioneer National High School	19,496,000	1,342,000	20,838,000	539,000
Salip T. Hasim National High School	3,843,000	408,000	4,251,000
San Antonio (Titay) National High School	17,666,000	1,150,000	18,816,000	332,000
San Fernandino National High School (Surabay NHS - San Fernandino Annex)	13,759,000	1,078,000	14,837,000	449,000
San Isidro National High School	10,239,000	866,000	11,105,000	277,000
San Pedro National High School (Pioneer National High School - San Pedro Annex)	7,829,000	679,000	8,508,000	150,000
Sandayong National High School	4,083,000	518,000	4,601,000	150,000
Santo Rosario National High School	5,479,000	556,000	6,035,000	150,000
Silingan Integrated School	810,000	294,000	1,104,000
Simbol National High School	7,160,000	678,000	7,838,000	150,000
Sisay National High School	9,919,000	908,000	10,827,000	199,000
Sta. Fe National High School	5,177,000	487,000	5,664,000	150,000
Sulo National High School (Santa Clara National High School - Sulo Annex)	6,899,000	605,000	7,504,000	150,000
Talairan Integrated School (Diplahan National High School - Talairan Annex)	4,368,000	467,000	4,835,000	150,000
Tambanan National High School	7,900,000	637,000	8,537,000	150,000
Taway National High School	6,146,000	558,000	6,704,000	150,000
Timalang National High School	6,920,000	629,000	7,549,000	150,000
Villacastor National High School (Diplahan National High School - Villacastor Annex)	3,467,000	431,000	3,898,000	150,000

Region X - Northern Mindanao	3,984,597,000	376,465,000	4,361,062,000	114,011,000

Division of Bukidnon	982,930,000	89,941,000	1,072,871,000	29,084,000

Division Office - Proper	17,820,000		17,820,000
Alae National High School	28,364,000	1,813,000	30,177,000	720,000
Anggaan Integrated School	810,000	348,000	1,158,000
Bacusanon National High School	12,084,000	1,136,000	13,220,000	353,000
Bangahan Integrated School	810,000	323,000	1,133,000
Basac Integrated School		291,000	291,000
Baungon National High School	27,033,000	1,981,000	29,014,000	841,000
Baungon National High School - Danatag Annex		722,000	722,000	238,000
Bocboc National High School	30,339,000	1,662,000	32,001,000	802,000
Bugcaon National High School	8,696,000	715,000	9,411,000	150,000
Bukidnon National School of Home Industries - San Miguel Annex		841,000	841,000	282,000
Bulonay Integrated School	403,000	227,000	630,000
Buyot Integrated School	403,000	231,000	634,000
Cabulohan-Paradise National High School	33,518,000	1,291,000	34,809,000	465,000
Cabulohan-Paradise National High School - Townsite Annex		1,375,000	1,375,000	708,000
Capinonan National High School	403,000	266,000	669,000
Capitan Juan Integrated School	810,000	322,000	1,132,000
Cosina Integrated School	403,000	290,000	693,000
Dagumbaan Integrated School	7,705,000	857,000	8,562,000
Dahilayan Integrated School	403,000	423,000	826,000
Dalirig National High School	9,404,000	756,000	10,160,000	190,000
Damilag Integrated School	2,831,000	553,000	3,384,000
Dangcagan National High School	30,454,000	1,837,000	32,291,000	970,000
Dangcagan National High School - Miaray Annex	403,000	726,000	1,129,000	264,000

JANUARY 3, 2022	OFFICIAL GAZETTE	951
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Dilapa Integrated School	2,432,000	453,000	2,885,000
Dologon National High School	32,845,000	1,679,000	34,524,000	417,000
Dologon National High School - Kiharong Annex		609,000	609,000	188,000
Dologon National High School - San Roque Annex		506,000	506,000	150,000
Don Carlos National High School	15,478,000	1,403,000	16,881,000	264,000
Dumalaguing Integrated School	403,000	253,000	656,000
Gamot Integrated School		203,000	203,000
Guihean Integrated School		204,000	204,000
Guilang-Guilang Integrated School	403,000	255,000	658,000
Halapitan National High School	47,708,000	2,716,000	50,424,000	1,315,000
Iba Integrated School	3,651,000	624,000	4,275,000
Impalutao Integrated School	4,875,000	583,000	5,458,000
Impasug-ong National High School	32,163,000	2,333,000	34,496,000	1,194,000
Impasug-ong National High School - Kapitan Bayong Annex	230,000	538,000	768,000	150,000
Indulang Integrated School		321,000	321,000
Intavas Integrated School		189,000	189,000
Kalabugao National High School	16,815,000	1,414,000	18,229,000	305,000
Kalilangan National High School	39,434,000	2,899,000	42,333,000	1,579,000
Kiara National High School	2,429,000	710,000	3,139,000	206,000
Kibatang National High School	8,895,000	766,000	9,661,000	150,000
Kibawe National High School	16,720,000	1,370,000	18,090,000	516,000
Kibenton Integrated School	7,705,000	601,000	8,306,000	150,000
Kiburiao National High School	23,482,000	1,659,000	25,141,000	828,000
Kikipot Integrated School		202,000	202,000
Kimanaet National High School	8,394,000	775,000	9,169,000	179,000
Kinawe National High School (Libona NHS - Kinawe Annex)	10,804,000	976,000	11,780,000	161,000
Kipolot Integrated School	403,000	276,000	679,000
Kitaotao National High School	25,847,000	1,763,000	27,610,000	852,000
Kitaotao National High School - Digongan Annex		477,000	477,000	150,000
Kitubo National High School	11,807,000	966,000	12,773,000	289,000
Kuya National High School	17,657,000	991,000	18,648,000	330,000
Kuya National High School - La Roxas Annex		573,000	573,000	177,000
Lampanusan National High School	9,747,000	776,000	10,523,000	252,000
Langcataon National High School	9,835,000	1,203,000	11,038,000	167,000
Lantapan National High School	38,543,000	2,936,000	41,479,000	1,174,000
Libona National High School	40,808,000	2,959,000	43,767,000	1,311,000
Licoan Integrated School		229,000	229,000
Lingating Integrated School		330,000	330,000
Little Baguio National High School		763,000	763,000	218,000
Macapari National High School	7,005,000	758,000	7,763,000	222,000
Malinao National High School	7,647,000	708,000	8,355,000	181,000
Malitbog Agricultural High School	13,491,000	1,164,000	14,655,000	502,000
Maluko National High School	403,000	277,000	680,000
Marapange Integrated School	810,000	297,000	1,107,000
Namnam Integrated School	2,023,000	569,000	2,592,000
New Kidapawan Integrated School	403,000	290,000	693,000
New Nongnongan National High School	27,189,000	1,148,000	28,337,000	238,000
New Nongnongan National High School - San Nicolas Annex	1,214,000	1,106,000	2,320,000	183,000
Old Damulog National High School	23,622,000	1,835,000	25,457,000	820,000
Old Nongnongan National High School	9,943,000	844,000	10,787,000	259,000
Paitan Integrated School	403,000	246,000	649,000
Pangantucan National High School	30,499,000	2,363,000	32,862,000	1,095,000
Pinamula Integrated School	810,000	313,000	1,123,000
Quezon National High School	51,412,000	3,319,000	54,731,000	2,223,000
Quezon National High School - Apyao Annex	3,239,000	969,000	4,208,000	305,000
Sagundanon Integrated School		245,000	245,000
Salawagan National High School	25,977,000	1,890,000	27,867,000	843,000
Salaysay Integrated School	403,000	247,000	650,000
Salimbalan Integrated School		226,000	226,000
San Andres National High School	29,323,000	1,781,000	31,104,000	674,000
San Andres National High School - Cabadiangan Annex		678,000	678,000	204,000
San Jose Integrated School	2,831,000	438,000	3,269,000
San Luis National High School	8,598,000	877,000	9,475,000	236,000
San Luis National High School - Sabangaan Annex		405,000	405,000
San Vicente National High School	267,000	785,000	1,052,000	282,000
Sankanan National High School	9,453,000	871,000	10,324,000	163,000
Santiago Integrated School		220,000	220,000
Sil-Ipon Integrated School	403,000	286,000	689,000

952	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Sinuda National High School	11,184,000	1,163,000	12,347,000	323,000
South Dalurong Integrated School	3,651,000	474,000	4,125,000
Sta. Cruz Integrated School	403,000	237,000	640,000
Sumilao National High School	23,519,000	780,000	24,299,000	252,000
Sumilao National High School - Vista Villa Annex		676,000	676,000	229,000
Talakag National High School	26,911,000	1,896,000	28,807,000	828,000
Ticala Integrated School		206,000	206,000
Tikalaan National High School	12,424,000	1,209,000	13,633,000	367,000
Tumaras Integrated School	403,000	240,000	643,000
White Kulaman Integrated School	4,458,000	436,000	4,894,000

Division of Cagayan de Oro City	719,057,000	55,954,000	775,011,000	17,816,000

Division Office - Proper	12,272,000		12,272,000
Agusan National High School	66,050,000	2,656,000	68,706,000	749,000
Angeles Sisters National High School (Consolacion NHS)	14,628,000	1,026,000	15,654,000	150,000
Balubal National High School	7,556,000	853,000	8,409,000	218,000
Bayabas National High School	19,167,000	1,162,000	20,329,000	254,000
Bonbon National High School	7,299,000	813,000	8,112,000	254,000
Bugo National High School	30,165,000	2,618,000	32,783,000	470,000
Bulua National High School	48,893,000	3,929,000	52,822,000	1,472,000
Cagayan de Oro City National High School	83,558,000	5,554,000	89,112,000	2,257,000
Cagayan de Oro City National High School - Balulang Annex		906,000	906,000	399,000
Camaman-an National High School	12,547,000	1,032,000	13,579,000	435,000
Canitoan National High School	23,878,000	1,861,000	25,739,000	742,000
Carmen National High School (Macanhan NHS)	29,223,000	2,336,000	31,559,000	800,000
Gusa National High School	32,624,000	388,000	33,012,000	150,000
Gusa National High School - Cugman Annex		1,113,000	1,113,000	236,000
Gusa Regional Science High School	9,628,000	2,855,000	12,483,000	639,000
Indahag National High School	18,174,000	1,493,000	19,667,000	491,000
Iponan National High School	23,019,000	1,810,000	24,829,000	671,000
Iponan National High School - San Simon Annex		400,000	400,000	150,000
Kauswagan National High School	22,371,000	1,956,000	24,327,000	789,000
Lapasan National High School	55,390,000	2,446,000	57,836,000	754,000
Lapasan National High School - Gusa Annex		1,535,000	1,535,000	447,000
Lumbia National High School	40,685,000	2,826,000	43,511,000	1,178,000
Macabalan National High School	22,797,000	1,627,000	24,424,000	498,000
Macasandig National High School	17,005,000	1,250,000	18,255,000	495,000
Mambuaya National High School	18,825,000	1,170,000	19,995,000	252,000
Mambuaya National High School - Bayanga Annex		540,000	540,000	150,000
Mambuaya National High School - Dansolihon Annex		550,000	550,000	197,000
Pedro ‘Oloy’ N. Roa, Sr. National High School	24,645,000	2,104,000	26,749,000	836,000
Puerto National High School	20,405,000	1,441,000	21,846,000	325,000
Puntod National High School	12,570,000	1,033,000	13,603,000	150,000
Tablon National High School	16,225,000	1,197,000	17,422,000	200,000
Taglimao National High School	11,996,000	585,000	12,581,000	150,000
Taglimao National High School - Besigan Annex		341,000	341,000	150,000
Taglimao National High School - Tumpagon Annex		441,000	441,000	150,000
Tagpangi National High School	10,672,000	644,000	11,316,000	150,000
Tagpangi National High School - Tuburan Annex		622,000	622,000	156,000
Tignapoloan National High School	6,790,000	841,000	7,631,000	252,000

Division of Camiguin	147,383,000	11,856,000	159,239,000	4,779,000

Division Office - Proper	2,665,000	-	2,665,000
Alangilan Integrated School	4,870,000	442,000	5,312,000	150,000
Bacnit Integrated School	1,619,000	348,000	1,967,000	150,000
Bonbon National High School	5,947,000	562,000	6,509,000	158,000
Bugang Integrated School	2,039,000	342,000	2,381,000	150,000
Eulalio U. Pabillore National High School	14,991,000	1,119,000	16,110,000	495,000
Guinsiliban National High School	8,950,000	707,000	9,657,000	184,000
Koguita Integrated School	813,000	336,000	1,149,000	150,000
Lawigan Bura National High School	6,361,000	535,000	6,896,000	150,000
Maac National High School	5,553,000	582,000	6,135,000	163,000
Mahinog National High School II	5,864,000	574,000	6,438,000	270,000
Mambajao National High School	34,195,000	2,360,000	36,555,000	1,180,000
Sixto A. Abao National High School	15,552,000	1,194,000	16,746,000	367,000
Sto. Niño Integrated School	1,219,000	307,000	1,526,000	150,000
Tupsan National High School	12,511,000	848,000	13,359,000	289,000
Yumbing National High School	24,234,000	1,600,000	25,834,000	773,000

JANUARY 3, 2022	OFFICIAL GAZETTE	953
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE

Division of El Salvador City	63,061,000	5,564,000	68,625,000	1,750,000

Division Office - Proper	1,072,000		1,072,000
Cogon National High School	18,357,000	859,000	19,216,000	623,000
El Salvador City National High School	2,432,000	694,000	3,126,000
Himaya National High School	1,214,000	296,000	1,510,000
Hinigdaan National High School	2,707,000	531,000	3,238,000	150,000
Kalabaylabay Integrated School		215,000	215,000
Molugan National High School	33,225,000	1,938,000	35,163,000	827,000
Sambulawan National High School	1,214,000	256,000	1,470,000
San Francisco de Asis National High School	1,626,000	401,000	2,027,000	150,000
Sinaloc National High School	1,214,000	374,000	1,588,000

Division of Gingoog City	216,649,000	18,269,000	234,918,000	6,191,000

Division Office - Proper	3,830,000		3,830,000
Alfonso Ang Militante Integrated School - Elem		274,000	274,000
BACKKISMI Comprehensive National High School (Gingoog City Comprehensive NHS - BACKKISMI NHS Annex)		398,000	398,000	161,000
Bal-ason National High School	13,522,000	907,000	14,429,000	339,000
Bantaawan Integrated School	403,000	240,000	643,000
Civoleg Integrated School	403,000	227,000	630,000
Dukdokaan Integrated School	1,214,000	325,000	1,539,000
Eureka Integrated School	9,116,000	433,000	9,549,000	150,000
Fructuso Rife Integrated School - Elem		215,000	215,000
Gingoog City Comprehensive National High School	91,880,000	4,734,000	96,614,000	2,453,000
Gingoog City Comprehensive National High School -Anakan
National High School		578,000	578,000	348,000
Gingoog City Comprehensive National High School-Pundasan		879,000	879,000	383,000
Kalagonoy Integrated School - Elem		240,000	240,000
Kalipay National High School	11,796,000	851,000	12,647,000	275,000
Kamanikan Integrated School - Elem		221,000	221,000
Kisande Barangay High School	6,236,000	397,000	6,633,000	150,000
Lunao National High School	7,844,000	695,000	8,539,000	312,000
Lurisa National High School		392,000	392,000	202,000
Malibud National High School	12,848,000	666,000	13,514,000	150,000
Malinao National High School	10,031,000	482,000	10,513,000	150,000
Mimbunga National High School	9,635,000	637,000	10,272,000	161,000
Murallon Integrated School	403,000	259,000	662,000
Odiongan National High School	23,938,000	1,208,000	25,146,000	394,000
Odiongan National High School - Talisay NHS Annex		506,000	506,000	224,000
Pedro Maligmat Integrated School	1,214,000	338,000	1,552,000
Pigsalohan Integrated School	1,619,000	323,000	1,942,000
San Luis National High School	8,694,000	797,000	9,491,000	339,000
Sangalan Integrated School	810,000	259,000	1,069,000
Sioan Integrated School	810,000	314,000	1,124,000
Sulpicio Lugod Integrated School	403,000	226,000	629,000
Talon Integrated School - Elem		248,000	248,000

Division of Iligan City	18,471,000	11,269,000	29,740,000	3,379,000

Division Office - Proper	550,000		550,000
Acelo C. Badelles, Sr. Memorial HS - Abuno HS Annex		598,000	598,000	165,000
Dalamas Integrated School		318,000	318,000
Dalipuga National High School - Hindang NHS Annex		459,000	459,000	150,000
Dalipuga National High School - Kalubihon Annex		411,000	411,000	150,000
Del Carmen Integrated School (Iligan City National High School, Del Carmen Annex)		443,000	443,000	150,000
Digkilaan National High School (Tubaran National High School - Digkilaan HS Annex)		641,000	641,000	264,000
Ditucalan National High School (Maria Cristina National High School - Ditucalan HS Annex)		425,000	425,000	150,000
Esperidion F. Encabo Memorial High School	13,336,000	900,000	14,236,000	321,000
Francisco Laya Integrated School		548,000	548,000	150,000
Hinaplanon National High School (Iligan City East National High School - Hinaplanon Annex)		1,292,000	1,292,000	493,000
Iligan City East National High School - Santiago HS Annex		666,000	666,000	264,000
Iligan City National High School - Pala-o High School Annex		432,000	432,000

954	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Iligan City National High School - Tambakan National High School		1,260,000	1,260,000	206,000
Kabacsanan National High School (Dalipuga National High School - Kabacsanan NHS Annex)		431,000	431,000	150,000
Kiwalan National High School (Iligan City East National High School - Kiwalan Annex)		618,000	618,000	316,000
Mainit High School	4,585,000	518,000	5,103,000	150,000
Tomas Cabili National High School - Annex (Scions)		597,000	597,000	150,000
Tubaran National High School - Lanipao Annex		339,000	339,000	150,000
Tubaran National High School (Bonbonon Annex)		373,000	373,000

Division of Lanao del Norte	421,624,000	42,408,000	464,032,000	11,916,000

Division Office - Proper	7,818,000		7,818,000
Abaga Integrated School		201,000	201,000
Andres Bersales, Sr. Memorial High School (Pandanan NHS)	11,680,000	912,000	12,592,000	160,000
Arsenio A. Quibranza National High School (LNNAIHS)	4,064,000	662,000	4,726,000	264,000
Atanacia Logronio Integrated School	403,000	244,000	647,000
Bacolod Central Integrated School	1,214,000	393,000	1,607,000
Bansarvil National High School	18,806,000	1,194,000	20,000,000	651,000
Baraason Integrated School		205,000	205,000
Big Banisilon Integrated School	403,000	237,000	640,000
Binuni-Demologan National High School	10,512,000	800,000	11,312,000	403,000
Cadayonan Integrated School	810,000	299,000	1,109,000
Calube Integrated School	403,000	300,000	703,000
Carusa Integrated School	2,023,000	338,000	2,361,000	150,000
Dalama Integrated School	5,748,000	517,000	6,265,000	150,000
Datu Timbul Ali Integrated School	403,000	305,000	708,000
Delabayan National High School - Marcela Mabanta National High School Annex	403,000	577,000	980,000	161,000
Diosdado Yap Memorial National High School	9,857,000	762,000	10,619,000	161,000
Don Juan Diaz Memorial Integrated School	403,000	254,000	657,000
Kahayag Integrated School	403,000	240,000	643,000
Kalinaw Kalilintad Integrated Peace School	810,000	315,000	1,125,000
Kawit Oriental Integrated School of Fisheries	2,435,000	461,000	2,896,000
Kiasar Integrated School	403,000	240,000	643,000
Lala Proper Integrated School	16,424,000	851,000	17,275,000	394,000
Lanao del Norte Provincial Science and Technology High School	764,000	894,000	1,658,000	401,000
Lapinig National High School	17,462,000	1,113,000	18,575,000	342,000
Liangan National High School	13,503,000	944,000	14,447,000	465,000
Linamon National High School	11,513,000	952,000	12,465,000	287,000
Lininding Integrated School		201,000	201,000
Mabuhay Integrated School	403,000	258,000	661,000
Madaya Integrated School		250,000	250,000
Magsaysay National High School	13,446,000	903,000	14,349,000	282,000
Maguindanao Integrated School	403,000	293,000	696,000
Mahayahay Integrated School	403,000	246,000	649,000
Mamagum Integrated School	403,000	252,000	655,000
Manga Integrated School	810,000	333,000	1,143,000
Marcela T. Mabanta Memorial National High School	25,284,000	1,514,000	26,798,000	665,000
Masibay Integrated School	810,000	352,000	1,162,000
Matampay Integrated School	1,214,000	295,000	1,509,000
Matungao National High School	15,503,000	1,104,000	16,607,000	286,000
Miguel E. Esmade Memorial Integrated School	403,000	277,000	680,000
Mukas National High School	11,862,000	843,000	12,705,000	218,000
Munai Central Integrated School	810,000	315,000	1,125,000
Munai National High School	7,047,000	540,000	7,587,000	227,000
Nunungan National High School	5,040,000	317,000	5,357,000	215,000
Olango Integrated School	403,000	229,000	632,000
Pacalundo Integrated School		197,000	197,000
Pagayawan Integrated School	2,432,000	408,000	2,840,000	150,000
Panoloon National High School	11,750,000	874,000	12,624,000	224,000
Pantao Ragat Agro-Industrial High School	20,475,000	1,658,000	22,133,000	759,000
Pantar National High School	18,969,000	1,635,000	20,604,000	671,000
Pelingkingan Integrated School	403,000	222,000	625,000
Pendolonan Integrated School	810,000	296,000	1,106,000
Pigcarangan Integrated School	2,023,000	405,000	2,428,000	150,000
Pikalawag Integrated School	810,000	363,000	1,173,000
Poonapiagapo Central Integrated School	810,000	399,000	1,209,000

JANUARY 3, 2022	OFFICIAL GAZETTE	955
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Poonapiagapo National High School	409,000	471,000	880,000	150,000
Ramain Integrated School	403,000	259,000	662,000
Riverside National High School	19,412,000	1,515,000	20,927,000	697,000
Rufo del Cruz Integrated School	2,834,000	721,000	3,555,000	150,000
Salvador National High School (Salvador Trade High School)	11,753,000	1,505,000	13,258,000	704,000
Samburon Integrated School	2,023,000	534,000	2,557,000	150,000
Sapad Integrated School	810,000	339,000	1,149,000
Sergio P. Cerujales, Jr. National High School	2,955,000	412,000	3,367,000	150,000
Shiek Omar Integrated School	403,000	234,000	637,000
Sigayan Integrated School	403,000	234,000	637,000
Sultan Ali Dimaporo Memorial Integrated School (Bauyan National High School)	23,732,000	1,737,000	25,469,000	727,000
Sultan Naga Dimaporo Memorial Integrated School	20,757,000	1,190,000	21,947,000	555,000
Suso Integrated School	403,000	294,000	697,000
Tagoloan Integrated School	810,000	276,000	1,086,000
Tagoloan National High School	5,279,000	490,000	5,769,000	150,000
Taguitic Integrated School	8,522,000	562,000	9,084,000	150,000
Tambacon Integrated School	813,000	296,000	1,109,000
Tangcal High School		477,000	477,000	151,000
Teofila C. Quibranza National High School	38,107,000	1,420,000	39,527,000	346,000
Tumple Integrated School	403,000	253,000	656,000

Division of Malaybalay City	124,177,000	15,372,000	139,549,000	5,779,000

Division Office - Proper	2,534,000		2,534,000
Apo Macote National High School	6,597,000	586,000	7,183,000	151,000
Bangcud National High School	36,339,000	2,584,000	38,923,000	1,087,000
Bukidnon National High School - Imbayao Annex		349,000	349,000	150,000
Bukidnon National High School -Dalwangan Annex		868,000	868,000	263,000
Busdi Integrated School	5,388,000	529,000	5,917,000	158,000
Can-ayan Integrated School	9,229,000	682,000	9,911,000	208,000
Candiisan Integrated School	403,000	291,000	694,000
Capitan Angel Integrated School	810,000	292,000	1,102,000	150,000
Casisang Central Integrated School	409,000	283,000	692,000
Casisang National High School (Bukidnon National High School - Casisang Annex)	8,627,000	833,000	9,460,000	234,000
Casisang Senior High School				962,000
Kalasungay National High School (Bukidnon National High School - Kalasungay Extension)		355,000	355,000	150,000
Kibalabag Integrated School	1,214,000	260,000	1,474,000	150,000
Kilap-agan Integrated School	403,000	240,000	643,000
Luyungan High School	2,860,000	373,000	3,233,000	150,000
Mabuhay Integrated School		227,000	227,000
Magsaysay Integrated School	810,000	333,000	1,143,000
Malaybalay City National High School (Bukidnon National High School - San Jose Annex)	5,313,000	847,000	6,160,000	150,000
Malaybalay City National Science High School (Bukidnon National High School - Aglayan Annex)	16,080,000	1,665,000	17,745,000	791,000
Managok National High School - Lalawan Annex		382,000	382,000	150,000
Managok National High School - Miglamin Annex		446,000	446,000	163,000
Manalog Integrated School		239,000	239,000
Mapayag Integrated School		210,000	210,000
San Martin National High School	11,208,000	879,000	12,087,000	412,000
Silae National High School	11,092,000	663,000	11,755,000	150,000
Simaya Integrated School	403,000	224,000	627,000
St. Peter National High School	4,055,000	455,000	4,510,000	150,000
Tuburan Integrated School	403,000	277,000	680,000

Division of Misamis Occidental	243,018,000	24,502,000	267,520,000	5,980,000

Division Office - Proper	3,362,000		3,362,000
Adorable Integrated School		197,000	197,000
Alegria Integrated School		202,000	202,000
Aquino Integrated School	7,978,000	428,000	8,406,000	150,000
Bernad Integrated School		194,000	194,000
Bitibut Integrated School	3,382,000	285,000	3,667,000
Bolinsong Integrated School		200,000	200,000
Bonifacio Integrated School		203,000	203,000
Bonifacio National High School	23,598,000	813,000	24,411,000	474,000
Buenavista Integrated School		200,000	200,000

956	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Bunawan Integrated School		203,000	203,000
Burgos Integrated School		197,000	197,000
Calamba National Comprehensive High School	22,085,000	1,516,000	23,601,000	553,000
Caridad Integrated School (Jimenez Integrated School)	474,000	190,000	664,000
Carmen Integrated School		337,000	337,000	150,000
Conat Integrated School		196,000	196,000
Concepcion National High School	4,724,000	606,000	5,330,000	150,000
Cong. Hilarion J. Ramiro, Jr. Memorial National High School	6,045,000	517,000	6,562,000	150,000
Dampalan Integrated School		203,000	203,000
Diwat National High School	15,174,000	717,000	15,891,000	303,000
Don Victoriano National High School	5,756,000	601,000	6,357,000	184,000
Felina Sevilla Oaminal National High School	2,023,000	482,000	2,505,000
Guinabot National High School	3,470,000	412,000	3,882,000
Ignacio Tan Integrated School		409,000	409,000	150,000
Jimenez National Comprehensive High School	17,622,000	1,335,000	18,957,000	557,000
Kanao-Kanao National High School	1,619,000	444,000	2,063,000	150,000
Katipunan National High School	8,777,000	680,000	9,457,000	206,000
Kinangay Sur Integrated School	403,000	249,000	652,000
Kolambutan Bajo National High School	3,960,000	426,000	4,386,000	150,000
Lampasan Integrated School	3,782,000	555,000	4,337,000
Libertad Bajo Integrated School		202,000	202,000
Locus Integrated School		203,000	203,000
Mabini National High School	6,413,000	428,000	6,841,000	150,000
Macalibre Alto National High School	6,503,000	558,000	7,061,000	150,000
Maikay Integrated School		201,000	201,000
Manla Integrated School		199,000	199,000
Mansabay Alto Integrated School	403,000	330,000	733,000
Matugas Bajo Integrated School		200,000	200,000
Mitazan Integrated School	3,377,000	511,000	3,888,000
Napangan Integrated School		197,000	197,000
New Casul Integrated School		191,000	191,000
Nueva Vista National High School	6,455,000	472,000	6,927,000	150,000
Ozamiz Integrated School		235,000	235,000
Panalsalan Integrated School		215,000	215,000
Panaon National High School	4,283,000	461,000	4,744,000	150,000
Petianan Integrated School	810,000	240,000	1,050,000
Pisaan National High School	810,000	450,000	1,260,000	150,000
Sapang Ama National High School (Sapang Dalaga Annex)		342,000	342,000
Sapang Dalaga National High School	14,902,000	1,161,000	16,063,000	190,000
Sibugon Integrated School	13,755,000	496,000	14,251,000	498,000
Sinonoc National High School	18,853,000	1,222,000	20,075,000	522,000
Sta. Cruz Integrated School		205,000	205,000
Tabo-o Integrated School	3,490,000	305,000	3,795,000
Tagwanao Integrated School	3,520,000	215,000	3,735,000
Tipolo Integrated School		203,000	203,000
Tonggo Integrated School		224,000	224,000
Tudela National Comprehensive High School	22,239,000	1,454,000	23,693,000	543,000
Upper Usugan National Comprehensive High School	2,971,000	385,000	3,356,000	150,000

JANUARY 3, 2022	OFFICIAL GAZETTE	957
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE

Division of Misamis Oriental	749,391,000	69,780,000	819,171,000	19,114,000

Division Office - Proper	14,192,000		14,192,000
Abunda Integrated School	810,000	266,000	1,076,000
Alipuaton Integrated School	2,851,000	349,000	3,200,000
Andales Integrated School	810,000	328,000	1,138,000
Aplaya National High School	7,145,000	702,000	7,847,000
Aposkahoy National High School	4,230,000	533,000	4,763,000	150,000
Artadi Integrated School	2,023,000	307,000	2,330,000
Bagocboc National High School	4,950,000	515,000	5,465,000	150,000
Balagnan Integrated School	403,000	263,000	666,000
Balingasag Senior High School				396,000
Baliwagan National High School	32,341,000	2,151,000	34,492,000	1,105,000
Bayugbayogan Integrated School		271,000	271,000
Binuangan National High School	8,385,000	706,000	9,091,000	241,000
Bobontugan National High School	12,812,000	976,000	13,788,000	208,000
Bulahan Integrated School	810,000	317,000	1,127,000
Cabalantian National High School	14,331,000	1,044,000	15,375,000	536,000
Cabalawan Integrated School	1,619,000	371,000	1,990,000
Calawag Integrated School	403,000	236,000	639,000
Calubo Integrated School	2,904,000	405,000	3,309,000
Casinglot National High School	10,487,000	952,000	11,439,000
Cauyonan Integrated School	1,619,000	306,000	1,925,000
Consuelo National High School	16,965,000	1,063,000	18,028,000	569,000
Corrales Integrated School	403,000	239,000	642,000
Damayuhan National High School	3,642,000	485,000	4,127,000
Dampias National High School	3,957,000	440,000	4,397,000
Dampil National High School	12,643,000	927,000	13,570,000
Danao National High School	6,834,000	672,000	7,506,000	165,000
Don Gregorio Pelaez Memorial National High School	2,429,000	420,000	2,849,000
Dr. Gerardo Sabal Memorial National High School	22,738,000	1,767,000	24,505,000	658,000
Esperanza National High School	11,369,000	899,000	12,268,000
Esperanza Senior High School				506,000
G. Pelaez Integrated School	810,000	235,000	1,045,000
Gimangpang Integrated School	403,000	300,000	703,000
Gumabon National High School	3,642,000	364,000	4,006,000
Gumaod Integrated School	403,000	233,000	636,000
Hinaplanan National High School	10,433,000	937,000	11,370,000	199,000
Inobulan (Hunga Gue) National High School	5,895,000	540,000	6,435,000
Jasaan National High School	47,302,000	2,992,000	50,294,000	1,875,000
Kabulakan Integrated School	1,619,000	344,000	1,963,000
Kalacapan National High School	4,570,000	644,000	5,214,000	150,000
Kalingagan National High School	7,274,000	810,000	8,084,000	490,000
Kandiis Integrated School	403,000	303,000	706,000
Kibaghot National High School	4,764,000	479,000	5,243,000
Kibanban Integrated School	1,214,000	298,000	1,512,000
Kibungsod National High School	23,295,000	1,435,000	24,730,000	648,000
Kidampas Integrated School	3,243,000	381,000	3,624,000
Kimaya Integrated School	403,000	271,000	674,000
Kinoguitan National Agricultural High School	7,026,000	640,000	7,666,000	163,000
Kinoguitan Senior High School				311,000
Lagonglong Senior High School				748,000
Lantad Integrated School	3,239,000	333,000	3,572,000	150,000
Limunda Integrated School	1,619,000	278,000	1,897,000
Linabu Integrated School	1,214,000	322,000	1,536,000
Looc National High School	7,284,000	543,000	7,827,000	165,000
Lourdes Alubijid National High School	8,345,000	531,000	8,876,000	153,000
Lubilan Integrated School	403,000	223,000	626,000
Lubluban Integrated School	403,000	216,000	619,000
Lugait National High School	28,687,000	1,891,000	30,578,000
Lugait Senior High School				1,200,000
Lukong Integrated School	810,000	280,000	1,090,000
Lumbo National High School	12,702,000	1,117,000	13,819,000	268,000
Luna Integrated School	810,000	291,000	1,101,000
Luz Banzon Integrated School	810,000	364,000	1,174,000
Macopa Integrated School	403,000	240,000	643,000
Mahayahay Integrated School	1,214,000	279,000	1,493,000
Malagana National High School	7,582,000	740,000	8,322,000	204,000

958	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Malanang Integrated School		234,000	234,000
Malibato Integrated School	403,000	250,000	653,000
Malunsagay Integrated School	403,000	244,000	647,000
Mambayaan Integrated School		238,000	238,000
Mandahilag National High School	4,752,000	441,000	5,193,000
Mantangale National High School	12,356,000	1,012,000	13,368,000
Mantangale Senior High School				544,000
Manticao National High School	12,959,000	1,107,000	14,066,000	394,000
Maputi Senior High School				1,001,000
Maribojoc Integrated School	810,000	290,000	1,100,000
Matangad National High School	10,445,000	906,000	11,351,000	236,000
Mat-i National High School (Claveria)	9,022,000	861,000	9,883,000	245,000
Mat-i National High School (Naawan)	14,640,000	866,000	15,506,000	199,000
Mauswagon Integrated School	403,000	254,000	657,000
Minalwang Integrated School	1,214,000	344,000	1,558,000
Misamis Oriental National High School	26,250,000	1,661,000	27,911,000
Naawan National High School	22,096,000	1,653,000	23,749,000
Nangcaon Integrated School	403,000	260,000	663,000
Natubo Integrated School	403,000	389,000	792,000
Patrocinio National High School	5,767,000	711,000	6,478,000
Portulin National High School	8,984,000	773,000	9,757,000	255,000
Punta Silum Integrated School	1,214,000	368,000	1,582,000
Quezon Integrated School	810,000	260,000	1,070,000
Rizal National High School	4,968,000	476,000	5,444,000
Rosario National High School	9,461,000	804,000	10,265,000	231,000
Rosario National High School of Tagoloan	3,239,000	436,000	3,675,000
Salawaga Integrated School	403,000	248,000	651,000
Samay Integrated School	403,000	279,000	682,000
Sampatulog Integrated School	2,848,000	398,000	3,246,000
San Isidro National High School	13,389,000	1,059,000	14,448,000	236,000
San Juan National High School	10,478,000	729,000	11,207,000	293,000
San Martin Integrated School	1,619,000	421,000	2,040,000
Sibantang Integrated School	810,000	294,000	1,104,000
Sta. Ana National High School	18,638,000	1,606,000	20,244,000	351,000
Sta. Ines National High School	10,627,000	849,000	11,476,000
Sta. Ines Senior High School				483,000
Sungay Integrated School	2,023,000	346,000	2,369,000
Tagoloan Night National High School	68,130,000	4,888,000	73,018,000
Tagoloan Senior High School				1,193,000
Talacogon Integrated School	403,000	323,000	726,000
Talisayan National High School (Misamis Oriental National Trade School)	22,410,000	1,499,000	23,909,000	1,031,000
Tama Integrated School	1,214,000	266,000	1,480,000
Tambobong-Balacanas National High School	4,692,000	570,000	5,262,000	150,000
Taparak Integrated School	403,000	284,000	687,000
Tawantawan Integrated School	810,000	351,000	1,161,000
Tinagaan Integrated School	810,000	270,000	1,080,000
Tingalan Integrated School	2,023,000	340,000	2,363,000	150,000
Tubajon Integrated School	403,000	253,000	656,000
Tuod Integrated School	1,619,000	415,000	2,034,000
Villanueva National High School	31,905,000	2,490,000	34,395,000
Villanueva Senior High School				714,000

Division of Oroquieta City	64,235,000	5,212,000	69,447,000	1,262,000

Division Office - Proper	1,110,000		1,110,000
Bunga National High School	4,769,000	431,000	5,200,000	150,000
Dullan Integrated School	2,444,000	348,000	2,792,000
Misamis Occidental Science & Technology High School (Pines National High School)	16,312,000	1,069,000	17,381,000	394,000
Mobod Integrated School	9,224,000	691,000	9,915,000	150,000
Oroquieta Agro-Industrial School (Oroquieta City National High School)	8,254,000	505,000	8,759,000	150,000

JANUARY 3, 2022	OFFICIAL GAZETTE	959
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Oroquieta National High School - Clarin Settlement Campus		309,000	309,000
Rizal National High School	3,897,000	386,000	4,283,000
Sebucal Integrated School	2,036,000	323,000	2,359,000
Senote National High School	3,931,000	387,000	4,318,000	150,000
Talairon National High School	12,258,000	763,000	13,021,000	268,000

Division of Ozamiz City	94,993,000	8,235,000	103,228,000	1,880,000

Division Office - Proper	1,682,000		1,682,000
Calabayan National High School	11,254,000	913,000	12,167,000	332,000
Cogon Integrated School	3,278,000	394,000	3,672,000
Cruz Lanzado Saligan Integrated School	810,000	308,000	1,118,000	150,000
Gala National High School	3,881,000	366,000	4,247,000
Jacinto Nemeno Integrated School	810,000	320,000	1,130,000
Kinuman Norte National High School	5,818,000	483,000	6,301,000	163,000
Labinay National High School	10,799,000	750,000	11,549,000	150,000
Malaubang Integrated School	6,717,000	600,000	7,317,000
Misamis Annex Integrated School	5,814,000	613,000	6,427,000
Pulot National High School	14,801,000	1,091,000	15,892,000	321,000
San Antonio National High School	7,321,000	631,000	7,952,000	161,000
Stimson Abordo National High School (Montol National High School)	11,332,000	945,000	12,277,000	300,000
Tabid National High School	10,676,000	821,000	11,497,000	303,000

Division of Tangub City	84,486,000	8,193,000	92,679,000	2,399,000

Division Office - Proper	1,463,000		1,463,000
Banglay National High School	6,607,000	567,000	7,174,000	169,000
Bintana Integrated School	403,000	254,000	657,000
Bongabong National High School	6,759,000	455,000	7,214,000	150,000
Caniangan National High School	6,913,000	571,000	7,484,000	179,000
Lorenzo Tan National High School	19,087,000	1,142,000	20,229,000	502,000
Maloro Integrated School	810,000	432,000	1,242,000
Maquilao Integrated School	5,383,000	557,000	5,940,000	184,000
Mayor Alfonso Tan High School	3,353,000	408,000	3,761,000	150,000
Paiton Integrated School		201,000	201,000
Pangabuan Integrated School	1,214,000	559,000	1,773,000
Polao Integrated School		245,000	245,000
Silangit National High School	6,024,000	588,000	6,612,000	184,000
Simasay National High School	2,844,000	508,000	3,352,000	150,000
Sta. Maria National High School	8,979,000	652,000	9,631,000	296,000
Sumirap National High School	14,647,000	1,054,000	15,701,000	435,000

Division of Valencia City	55,122,000	9,910,000	65,032,000	2,682,000

Division Office - Proper	1,550,000		1,550,000
Banlag Integrated School	6,694,000	562,000	7,256,000	150,000
Batangan Integrated School		608,000	608,000
Cambangon Integrated School		285,000	285,000
Catumbalon National High School (Valencia National High School - Catumbalon Annex)		588,000	588,000	300,000
Concepcion National High School (Valencia National High School - Concepcion Annex)		735,000	735,000	234,000
Dagatkidavao Integrated School	10,260,000	790,000	11,050,000	206,000
Guinoyoran National High School (Valencia National High School - Guinoyoran Annex)	764,000	939,000	1,703,000	236,000
Lilingayon National High School	6,587,000	762,000	7,349,000	209,000
Lourdes Integrated School	2,956,000	475,000	3,431,000	150,000
Lumbo Integrated School		338,000	338,000
Lurugan National High School	20,445,000	1,246,000	21,691,000	442,000
Mt. Nebo Integrated School	4,467,000	459,000	4,926,000	150,000
San Isidro Integrated School		433,000	433,000
Sugod Integrated School		431,000	431,000
Tongantongan National High School (Valencia National High School - Tongantongan Annex)	1,399,000	936,000	2,335,000	605,000
Vintar Integrated School		323,000	323,000

960	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE

Region XI - Davao	2,153,718,000	250,153,000	2,403,871,000	62,608,000

Division of Davao de Oro	507,100,000	53,279,000	560,379,000	11,710,000

Division Office - Proper	9,573,000		9,573,000
Alimadmad Integrated School	810,000	428,000	1,238,000
Anagasi Integrated School	810,000		810,000
Andap National High School	7,212,000	646,000	7,858,000	153,000
Anitapan National High School	9,533,000	666,000	10,199,000	150,000
Araibo National High School	2,559,000	488,000	3,047,000	150,000
Awao National High School	8,493,000	705,000	9,198,000	190,000
Babag National High School	11,480,000	888,000	12,368,000	238,000
Bagong Silang National High School	6,073,000	583,000	6,656,000	150,000
Bahi National High School		263,000	263,000
Bango National High School	6,699,000	657,000	7,356,000	215,000
Bantacan National High School	11,896,000	981,000	12,877,000	337,000
Basak Integrated School	810,000	328,000	1,138,000
Bayabas National High School	5,754,000	552,000	6,306,000	150,000
Belmonte Integrated School	403,000	240,000	643,000
Bongabong National High School	14,401,000	1,190,000	15,591,000	330,000
Bongkilaton Integrated School	403,000	205,000	608,000
Boringot National High School	4,451,000	564,000	5,015,000
Cabangkalan Integrated School		202,000	202,000
Cabidianan National High School	2,429,000	412,000	2,841,000
Cagan National High School	2,429,000	371,000	2,800,000
Camanlangan National High School	18,173,000	1,120,000	19,293,000	401,000
Camansi National High School	4,451,000	557,000	5,008,000	160,000
Canidkid Integrated School	810,000	323,000	1,133,000
Casoon National High School	3,373,000	523,000	3,896,000	163,000
Cogonon Integrated School	810,000	315,000	1,125,000
Consuelo M. Valderrama National High School	7,231,000	709,000	7,940,000	176,000
Corazon C. Aquino National High School		470,000	470,000	150,000
Coronobe Integrated School		224,000	224,000
Danggayon Integrated School	810,000	248,000	1,058,000
Datu Davao National High School		292,000	292,000
Depot Ancestral Domain National High School	2,429,000	320,000	2,749,000	150,000
Diosdado Macapagal National High School	4,451,000	453,000	4,904,000	150,000
Don Vicente Romualdez National High School	9,907,000	854,000	10,761,000	293,000
Elizalde National High School	16,363,000	1,347,000	17,710,000	649,000
Golden Valley National High School	6,077,000	585,000	6,662,000	150,000
Gumayan Integrated School	403,000	249,000	652,000
Kaligutan Integrated School		216,000	216,000
Kao National High School	6,451,000	679,000	7,130,000	179,000
Kapatagan National High School	17,779,000	1,370,000	19,149,000	498,000
Katipunan Integrated School		231,000	231,000
Kidawa National High School	6,288,000	619,000	6,907,000	177,000
Kilagding National High School		305,000	305,000
Langgawisan National High School	5,409,000	495,000	5,904,000	150,000
Lawaan National High School	4,046,000	483,000	4,529,000
Libaylibay National High School	6,070,000	606,000	6,676,000	150,000
Longanapan Integrated School		205,000	205,000
Mabuhay National High School	6,070,000	559,000	6,629,000	156,000
Magangit Integrated School	810,000	306,000	1,116,000
Magcagong National High School		232,000	232,000
Magnaga National High School	21,612,000	1,697,000	23,309,000	600,000
Major Angel V. Fajardo National High School		271,000	271,000
Mangayon National High School	10,484,000	906,000	11,390,000	199,000
Manurigao Integrated School	810,000	302,000	1,112,000
Maparat National High School	15,755,000	1,259,000	17,014,000	339,000
Mapawa National High School	14,733,000	989,000	15,722,000	248,000
Masara Integrated School		329,000	329,000
Mayaon National High School	6,655,000	526,000	7,181,000
Melale National High School	13,879,000	1,015,000	14,894,000	170,000
Montevista National High School - Annex (DNAS Campus)		530,000	530,000	150,000
Nabunturan National Comprehensive High School - Magsaysay HS Annex		432,000	432,000
Napnapan National High School	7,029,000	711,000	7,740,000	255,000

JANUARY 3, 2022	OFFICIAL GAZETTE	961
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
New Albay National High School	10,596,000	893,000	11,489,000	160,000
New Kapatagan National High School	2,448,000	414,000	2,862,000	150,000
New Leyte National High School	9,533,000	732,000	10,265,000	255,000
New Panay Integrated School		203,000	203,000
New Sibonga National High School	8,498,000	736,000	9,234,000	156,000
New Visayas National High School		210,000	210,000
Nuevo Iloco National High School	10,247,000	941,000	11,188,000	150,000
Olaycon Integrated School	5,275,000	550,000	5,825,000
Paloc National High School	6,898,000	640,000	7,538,000	150,000
Pamintaran Integrated School		219,000	219,000
Panansalan Integrated School	2,435,000	368,000	2,803,000
Pangi National High School	4,918,000	523,000	5,441,000	150,000
Panibasan National High School	6,070,000	622,000	6,692,000	150,000
Parasanon Integrated School		222,000	222,000
Pasian National High School	10,975,000	798,000	11,773,000	220,000
Pongpong Integrated School	403,000	284,000	687,000
San Antonio National High School	7,909,000	635,000	8,544,000	150,000
San Isidro Integrated School, Monkayo		214,000	214,000
San Isidro Integrated School, Nabunturan		221,000	221,000
San Miguel National High School	9,873,000	906,000	10,779,000	236,000
San Vicente Integrated School	810,000	355,000	1,165,000
Siocon National High School	7,431,000	722,000	8,153,000	181,000
Tagugpo National High School	7,853,000	771,000	8,624,000	238,000
Tambongon National High School	20,488,000	1,570,000	22,058,000	506,000
Tan-Awan Integrated School		203,000	203,000
Tandawan Integrated School		309,000	309,000
Teresa National High School	810,000	315,000	1,125,000
Tigbao Integrated School		218,000	218,000
Tuboran National High School	7,328,000	653,000	7,981,000	156,000
Tubo-tubo National High School	8,514,000	861,000	9,375,000	186,000
Tupaz National High School	8,557,000	725,000	9,282,000	229,000
Ulip National High School	6,781,000	666,000	7,447,000	211,000
Union National High School	17,064,000	925,000	17,989,000	150,000
Union National High School - Mt. Diwata High School Annex		424,000	424,000	150,000

Division of Davao City	289,889,000	49,635,000	339,524,000	10,953,000

Division Office - Proper	7,295,000		7,295,000
Acacia National High School		495,000	495,000
Alambre National Agricultural High School		323,000	323,000
Ampon National High School	403,000	405,000	808,000
Balah Licosan National High School	403,000	273,000	676,000
Balderas Integrated School		249,000	249,000
Bantol National High School	1,214,000	313,000	1,527,000
Baracayo Integrated School		391,000	391,000
Bartolome Integrated School	1,214,000	317,000	1,531,000
Bayabas Integrated School	810,000	362,000	1,172,000
Bayanihan Integrated School		369,000	369,000
Bernardino B. Bosque, Sr. National High School	23,726,000	1,575,000	25,301,000	339,000
Betan Integrated School		200,000	200,000
Biao National High School - Talandang High School Annex		477,000	477,000	150,000
Binugao National High School - Baracatan National High School	422,000	563,000	985,000	150,000
Buatan National High School	810,000	277,000	1,087,000
Buda National High School	7,599,000	720,000	8,319,000	241,000
Buhisan National High School		752,000	752,000
Butay National High School		219,000	219,000
Cabonbon National High School	403,000	282,000	685,000
Camansi National High School	5,248,000	545,000	5,793,000	150,000
Carmen Integrated School	403,000	246,000	649,000
Catigan National High School	2,429,000	381,000	2,810,000	150,000
Communal National High School	409,000	777,000	1,186,000	158,000
Dalagdag National High School	403,000	314,000	717,000	150,000
Datu Duyan National High School	403,000	353,000	756,000
Datu Lompipi National High School		259,000	259,000
Davao City Special School	12,747,000	1,001,000	13,748,000	150,000
Dominga National High School	403,000	255,000	658,000
Dumoy National High School		481,000	481,000	150,000
E. Ramos National High School	7,908,000	934,000	8,842,000	153,000

962	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Elias B. Lopez Memorial National High School	6,622,000	553,000	7,175,000	204,000
Elias P. Dacudao Gumalang School of Home Industries	5,592,000	601,000	6,193,000	150,000
Erico T. Nograles National High School-B	6,517,000	748,000	7,265,000
Gasco & Centina Integrated School	403,000	363,000	766,000
GSIS Heights National High School		429,000	429,000
Gumitan National High School		229,000	229,000
Inayangan High School	6,604,000	636,000	7,240,000	150,000
Jose T. Quiboloy, Sr. National High School		470,000	470,000	239,000
Kanacan National High School		239,000	239,000
Labo National High School		299,000	299,000
Lacson Integrated School		413,000	413,000
Laho Integrated School	403,000	226,000	629,000
Lamanan National High School	7,080,000	695,000	7,775,000	216,000
Lamanan National High School - Saloy National High School	4,573,000	411,000	4,984,000	150,000
Langub National High School		346,000	346,000	150,000
Lorenzo Latawan National High School		526,000	526,000
Lower Tamugan National High School - Suawan High School Annex		709,000	709,000	188,000
Lumatag National High School	810,000	309,000	1,119,000
Lumiad National High School	403,000	237,000	640,000
M. Guloman Integrated School		251,000	251,000
Ma. Cristina P. Belcar Agricultural High School	11,674,000	778,000	12,452,000	174,000
Mabuhay National High School		244,000	244,000
Magsaysay National High School	1,214,000	340,000	1,554,000
Magtuod National High School	6,473,000	574,000	7,047,000	158,000
Mahayag National High School	16,361,000	1,335,000	17,696,000	475,000
Malabog National High School - Sumimao National High School	1,219,000	372,000	1,591,000	150,000
Malamboon Integrated School	403,000	256,000	659,000
Malikongkong National High School		295,000	295,000
Mangani National High School		189,000	189,000
Mangmang and Canoy Integrated School	403,000	246,000	649,000
Mapula National High School		315,000	315,000
Marilog High School of Agriculture	5,980,000	552,000	6,532,000	150,000
Marilog National High School - Malamba High School Annex	4,185,000	525,000	4,710,000	150,000
Marilog National High School - Marahan National High School	7,480,000	618,000	8,098,000	158,000
Matina Biao National High School	810,000	329,000	1,139,000	150,000
Matina Pangi National High School	403,000	435,000	838,000
Mt. Apo National High School		321,000	321,000
Namnam National High School		290,000	290,000
New Valencia Integrated School		308,000	308,000
Optaciano Hilay National High School	8,040,000	622,000	8,662,000	150,000
Optaciano Hilay National High School - Mulig National High School Annex	5,640,000	583,000	6,223,000	181,000
Pablo M. Piatos Sr. Integrated School	403,000	328,000	731,000
Pamantawan Integrated School		268,000	268,000
Pangyan National High School	403,000	269,000	672,000
Panulawan Integrated School	403,000	279,000	682,000
Paquibato National High School	12,717,000	822,000	13,539,000	232,000
Paquibato National High School - Panaga National High School	6,265,000	623,000	6,888,000	150,000
Paradise Embac National High School	7,820,000	663,000	8,483,000	150,000
Patag National High School		267,000	267,000
Pilar P. Rodriguez Integrated School		454,000	454,000
Ruferto F. Capulong National High School	403,000	277,000	680,000
Salaysay National High School		431,000	431,000	150,000
San Isidro Integrated School		314,000	314,000
San Miguel Integrated School	1,214,000	622,000	1,836,000
San Pablo Integrated School		200,000	200,000
Soledad R. Duterte National High School		449,000	449,000
Sta. Maria Integrated School	403,000	231,000	634,000
Sto. Niño National High School	14,186,000	1,399,000	15,585,000	389,000
Sumilop National High School		247,000	247,000
Tacunan National High School	9,661,000	925,000	10,586,000	349,000
Taga-ibo National High School		229,000	229,000
Tagakpan National High School - Guianga National High School	9,075,000	686,000	9,761,000	236,000
Tambobong National High School	1,226,000	583,000	1,809,000	150,000
Tapak National High School	403,000	300,000	703,000
Telesforo S. Singson National High School	6,736,000	647,000	7,383,000	241,000
Tibuloy National High School		302,000	302,000

JANUARY 3, 2022	OFFICIAL GAZETTE	963
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Tugbok National High School	9,350,000	1,226,000	10,576,000	342,000
Tungkalan National High School	4,056,000	505,000	4,561,000	150,000
Ula National High School	1,214,000	415,000	1,629,000
Upian National High School		252,000	252,000
V. Bontilao Sr. Integrated School	403,000	270,000	673,000
Vicenta C. Nograles National High School	6,070,000	1,145,000	7,215,000	335,000
Victor Bernal Integrated School		318,000	318,000
Waan National High School	5,322,000	473,000	5,795,000	150,000
Wangan National High School	8,212,000	891,000	9,103,000	150,000
SHS within CP Garcia ES (formerly in Sta. Ana ES)				2,495,000

Division of Davao del Norte	288,786,000	32,033,000	320,819,000	8,406,000

Division Office - Proper	5,907,000		5,907,000
Alejal National High School	16,452,000	1,083,000	17,535,000	234,000
Alia National High School		336,000	336,000
Anibongan National High School	9,381,000	884,000	10,265,000	349,000
Balagunan National High School	10,973,000	861,000	11,834,000	289,000
Benigno Q. Martir National High School	2,860,000	468,000	3,328,000	150,000
Butay Integrated School	1,226,000	384,000	1,610,000
Cabadiangan Integrated School		317,000	317,000
Central Baugan Integrated School		215,000	215,000
Dagohoy National High School	4,498,000	392,000	4,890,000	150,000
Datu Balong National High School	11,017,000	827,000	11,844,000	255,000
Datu Jose A. Libayao Memorial National High School	8,476,000	670,000	9,146,000	238,000
Davao del Norte Regional Sports Academy		246,000	246,000	150,000
Doña Carmen Soriano National High School	11,593,000	935,000	12,528,000	316,000
Dugayan National High School	4,494,000	423,000	4,917,000	150,000
Dulyan Integrated School		203,000	203,000
Gupitan Integrated School	3,267,000	392,000	3,659,000	150,000
Igangon Integrated School	2,856,000	401,000	3,257,000	150,000
Kamansi Integrated School		256,000	256,000
Kapalong National High School - Capungagan National High School Annex		771,000	771,000	268,000
Kapatagan Integrated School	2,531,000	396,000	2,927,000	150,000
Kinamayan Integrated School	6,511,000	822,000	7,333,000	211,000
La Libertad National High School	10,584,000	893,000	11,477,000	294,000
La Paz National High School	7,997,000	751,000	8,748,000	184,000
Langan Integrated School		249,000	249,000
Limbaan National High School	14,717,000	1,113,000	15,830,000	371,000
Linao National High School	8,744,000	765,000	9,509,000	259,000
Lumabag Integrated School	1,626,000	297,000	1,923,000
Luna National High School	11,668,000	838,000	12,506,000	154,000
Mabantao National High School	7,913,000	659,000	8,572,000	179,000
Mabuhay National High School	6,043,000	561,000	6,604,000	177,000
Macgum Integrated School	1,223,000	388,000	1,611,000	150,000
Magatos Integrated School		476,000	476,000
Maguintalunan Integrated School		207,000	207,000
Magwawa Integrated School	816,000	433,000	1,249,000	150,000
Mambago Integrated School		225,000	225,000
Mangguangan Integrated School	403,000	269,000	672,000
Mangkay Integrated School		227,000	227,000
Marsman National High School	6,325,000	537,000	6,862,000	150,000
Mesaoy National High School	9,832,000	840,000	10,672,000	236,000
Mesolong Integrated School	4,103,000	493,000	4,596,000
Naseco Integrated School	1,626,000	292,000	1,918,000
Nasilaban Integrated School	2,039,000	293,000	2,332,000
Natulinan National High School		276,000	276,000
New Casay Integrated School		242,000	242,000
Paiton Integrated School	2,444,000	288,000	2,732,000
Palma Gil Integrated School		244,000	244,000
Pinamuno National High School	2,848,000	411,000	3,259,000	150,000
Ramon S. Segundo Sr. National High School		355,000	355,000	150,000
Rizal Integrated School	816,000	304,000	1,120,000
Salvacion National High School	14,753,000	1,082,000	15,835,000	403,000
Sampao Integrated School	4,491,000	549,000	5,040,000	150,000
Semong National High School	6,829,000	604,000	7,433,000	150,000
Sonlon National High School	12,563,000	984,000	13,547,000	376,000
Sta. Fe National High School	4,550,000	461,000	5,011,000	150,000

964	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Sua-on National High School	8,107,000	605,000	8,712,000	150,000
Tanglaw National High School	8,653,000	857,000	9,510,000	546,000
Tibucag Integrated School	1,226,000	312,000	1,538,000
Tubod National High School	15,793,000	1,276,000	17,069,000	380,000
Tulalian National High School	8,012,000	847,000	8,859,000	287,000
Upper Tagasan Integrated School		248,000	248,000

Division of Davao del Sur	195,370,000	18,348,000	213,718,000	3,205,000

Division Office - Proper	3,551,000		3,551,000
Bangkal National High School	12,767,000	957,000	13,724,000	284,000
Bato National High School	9,988,000	974,000	10,962,000	195,000
Bolton National High School		356,000	356,000
Felipe - Inocencia Deluao National High School	4,735,000	510,000	5,245,000	150,000
Hagonoy National High School - Sacub High School Annex	7,837,000	813,000	8,650,000	284,000
Kasuga National High School	2,902,000	460,000	3,362,000
Kimlawis National High School	2,844,000	401,000	3,245,000
Lapulabao National High School	2,853,000	529,000	3,382,000
Libertad National High School	4,129,000	472,000	4,601,000
Lower Bala National High School	10,796,000	1,025,000	11,821,000	385,000
Mabuhay National High School	6,965,000	584,000	7,549,000	150,000
Malinao National High School of Arts and Trade	4,687,000	531,000	5,218,000
Manuel Francisco C. Ramos, Sr. National High School	11,292,000	818,000	12,110,000
Maria Cleta R. Delos Cientos National High School	6,123,000	603,000	6,726,000
Molopolo National High School	20,391,000	1,437,000	21,828,000	438,000
New Clarin National High School	6,672,000	729,000	7,401,000
New Katipunan National High School	4,933,000	501,000	5,434,000
Pedro A. Arches National High School (Managa National High School)	16,332,000	1,254,000	17,586,000	280,000
Perfecto O. Sagarino, Sr. National High School	3,267,000	405,000	3,672,000
Salud Cagas Technical & Vocational High School	5,489,000	730,000	6,219,000	229,000
San Isidro National High School	5,285,000	501,000	5,786,000
Sibulan National High School	6,659,000	572,000	7,231,000	186,000
Sinawilan National High School	15,093,000	1,181,000	16,274,000	160,000
Tacul Agricultural High School (Tacul National High School)	14,187,000	1,104,000	15,291,000	314,000
Tudaya National High School	3,961,000	481,000	4,442,000	150,000
Zosimo S. Magdadaro National High School	1,632,000	420,000	2,052,000

Division of Davao Occidental	201,032,000	23,990,000	225,022,000	4,765,000

Division Office - Proper	3,711,000		3,711,000
Aldo Pagagao Integrated School	1,214,000	519,000	1,733,000
Antonio T. Doromal National High School	1,619,000	354,000	1,973,000
Balangonan National High School	7,984,000	684,000	8,668,000	200,000
Benjamin Velasco Bautista Sr. National High School	7,268,000	836,000	8,104,000	319,000
B’laan National High School	10,999,000	934,000	11,933,000	241,000
Bolila National High School	2,027,000	357,000	2,384,000	153,000
Bolo Bolo Integrated School	810,000	427,000	1,237,000
Buca Integrated School		191,000	191,000
Buhangin National High School	810,000	274,000	1,084,000
Bukid Integrated School	403,000	283,000	686,000
Calian National High School	2,435,000	485,000	2,920,000
Clotildo Reyes Barrios Sr. National High School	2,027,000	484,000	2,511,000
Corona A. Cabanilla National High School	1,214,000	310,000	1,524,000
Cristina Calnantoc Rosario National High School		332,000	332,000
David Lachica Sr. National High School		274,000	274,000
Demolok Valley National High School	14,231,000	1,160,000	15,391,000	358,000
Don Marcelino National High School	18,261,000	1,247,000	19,508,000	529,000
Emeliano S. Fontanares Sr. National High School	2,831,000	452,000	3,283,000	150,000
Ernesto Balindan Sumbo National High School	2,027,000	400,000	2,427,000
Ernesto Lopez National High School	816,000	374,000	1,190,000
Fishing Village Comprehensive National High School	21,050,000	1,087,000	22,137,000	293,000
Gaspar Danwata National High School	1,214,000	416,000	1,630,000
Harden Joyce Integrated School	1,619,000	431,000	2,050,000
John Martin Johnson National High School	13,779,000	924,000	14,703,000	224,000
Jose de Arce Memorial High School (Sangkokdatal National High School)	5,089,000	476,000	5,565,000	150,000
Kidaman Integrated School	810,000	279,000	1,089,000
Kinangan Integrated School	810,000	318,000	1,128,000
L. Payan Integrated School		211,000	211,000

JANUARY 3, 2022	OFFICIAL GAZETTE	965
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Lacaron National High School	1,223,000	359,000	1,582,000	150,000
Lawa National High School	15,520,000	1,280,000	16,800,000	656,000
Luisa Joyce Mallari National High School	6,902,000	627,000	7,529,000	150,000
Mahayahay National High School		281,000	281,000
Mangile National High School	2,429,000	519,000	2,948,000
Mariano Anoy Sangay Integrated School		351,000	351,000
Martino Masiwel National High School		292,000	292,000
Patuko Integrated School	810,000	327,000	1,137,000
Pedro Mariscal National High School	4,122,000	641,000	4,763,000	150,000
Sta. Maria National High School	9,676,000	887,000	10,563,000	208,000
Sumaya Senon Integrated School		202,000	202,000
Tabayon National High School	2,023,000	481,000	2,504,000
Tamaing Tribal National High School	1,214,000	343,000	1,557,000
TFS of Tambelang Integrated School	810,000	262,000	1,072,000
Ticulon National High School	12,413,000	802,000	13,215,000	321,000
Tingolo Integrated School	403,000	239,000	642,000
Tomas Lim Alcordo, Sr. National High School	4,953,000	574,000	5,527,000	165,000
Tubalan Comprehensive National High School	13,476,000	1,004,000	14,480,000	348,000

Division of Davao Oriental	350,662,000	35,488,000	386,150,000	9,230,000

Division Office - Proper	6,539,000		6,539,000
Alegria Integrated School	403,000	285,000	688,000
Aliwagwag Integrated School	403,000	231,000	634,000
Bagumbayan Agro-Industrial High School	6,902,000	666,000	7,568,000	188,000
Bantay Integrated School	403,000	235,000	638,000
Baugo Integrated School		189,000	189,000
Binaton Integrated School	403,000	262,000	665,000
Binondo Integrated School	2,023,000	362,000	2,385,000
Bitaogan National High School	8,348,000	738,000	9,086,000	150,000
Boston National High School	22,406,000	1,390,000	23,796,000	577,000
Butay Integrated School	810,000	307,000	1,117,000	150,000
Caatijan National High School	3,239,000	455,000	3,694,000
Calapagan National High School	6,625,000	606,000	7,231,000	156,000
Coog Integrated School	1,214,000	365,000	1,579,000
Corporacion National High School	403,000	265,000	668,000
Crispin E. Rojas National High School	17,545,000	1,409,000	18,954,000	530,000
Del Pilar National High School	4,906,000	516,000	5,422,000	158,000
Don Mariano Marcos National High School	5,845,000	483,000	6,328,000	150,000
Evaristo Moralizon National Vocational High School	23,269,000	1,526,000	24,795,000	807,000
Jose Antop Sr. San Isidro Integrated School	2,023,000	406,000	2,429,000	150,000
Jose Bitac Integrated School		208,000	208,000
Kinablangan National High School	13,356,000	1,173,000	14,529,000	436,000
Lamiawan Integrated School		189,000	189,000
Lavigan National High School	6,591,000	623,000	7,214,000	160,000
Leandro G. Japos National High School	6,229,000	691,000	6,920,000	150,000
Limot Integrated School		189,000	189,000
Lucatan Integrated School	403,000	244,000	647,000
Mabasa Integrated School		191,000	191,000
Macangao Agricultural Vocational High School	9,317,000	611,000	9,928,000	150,000
Magdug National High School	403,000	273,000	676,000
Magsayap Integrated School		189,000	189,000
Manay National High School	20,607,000	1,539,000	22,146,000	568,000
Manuel L. Nasser, Sr. National High School (La Union National High School)	9,091,000	743,000	9,834,000	150,000
Maragatas Integrated School		208,000	208,000
Marayag National High School	7,129,000	642,000	7,771,000	150,000
Maylaya Integrated School	1,619,000	328,000	1,947,000	150,000
Mc Arthur S. Madani Integrated School	403,000	217,000	620,000
Modesto T. Veroy, Sr. Integrated School	403,000	219,000	622,000
Nangan National High School	15,892,000	1,319,000	17,211,000	374,000
Old Macopa National High School	4,556,000	474,000	5,030,000	150,000
Oregon Integrated School	810,000	251,000	1,061,000
Our Lady of Guadalupe National High School	8,442,000	758,000	9,200,000	215,000
Paglusngan Integrated School	403,000	214,000	617,000
Paniquian National High School	6,874,000	600,000	7,474,000	150,000
Pantuyan National High School	7,901,000	672,000	8,573,000	243,000
Paulina Gambong Abayon National High School	4,046,000	658,000	4,704,000	150,000
Potenciano A. Mabanding Integrated School		193,000	193,000

966	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Pundaguitan National High School	7,002,000	634,000	7,636,000	184,000
Puntalinao National High School	7,516,000	649,000	8,165,000	188,000
San Antonio National High School	7,408,000	679,000	8,087,000	150,000
San Isidro Integrated School	810,000	281,000	1,091,000
San Lorenzo Integrated School	403,000	225,000	628,000
San Luis National High School	14,736,000	978,000	15,714,000	440,000
San Miguel Integrated School		196,000	196,000
San Pedro Integrated School		190,000	190,000
San Rafael Integrated School		216,000	216,000
Sangab National High School	8,280,000	745,000	9,025,000	181,000
Santiago National High School	6,230,000	550,000	6,780,000	172,000
Sigaboy Agricultural Vocational High School	15,736,000	1,324,000	17,060,000	655,000
Spur 2 Integrated School	403,000	219,000	622,000
Tagboa Agri-Vocational High School	2,032,000	410,000	2,442,000	150,000
Tagugpo National High School	7,032,000	615,000	7,647,000	150,000
Talisay National High School	810,000	265,000	1,075,000
Taocanga Integrated School	1,619,000	377,000	1,996,000
Tarragona National High School	26,796,000	1,388,000	28,184,000	598,000
Taytayan Integrated School	2,023,000	531,000	2,554,000
Tiombocan National High School	2,023,000	297,000	2,320,000	150,000
Tubaon National High School	1,619,000	407,000	2,026,000

Division of Digos City	31,049,000	5,120,000	36,169,000	2,708,000

Division Office - Proper	599,000		599,000
Dawis National High School	2,892,000	548,000	3,440,000
Digos City National High School - Balabag High School Annex		407,000	407,000
Digos City National High School - Igpit High School Annex		676,000	676,000
Digos City National High School - Soong High School Annex	1,619,000	444,000	2,063,000
Goma National High School	2,023,000	398,000	2,421,000	150,000
Kapatagan National High School	16,190,000	1,324,000	17,514,000	497,000
Matti National High School		762,000	762,000	541,000
Ruparan National High School	7,726,000	561,000	8,287,000	150,000
SHS in Digos City				1,370,000

Division of Island Garden City of Samal	116,116,000	10,929,000	127,045,000	4,027,000

Division Office - Proper	2,180,000		2,180,000
Anonang National High School	11,068,000	846,000	11,914,000	431,000
Balet National High School	6,168,000	517,000	6,685,000	150,000
Bandera National High School	4,068,000	534,000	4,602,000	150,000
Cogon National High School	10,602,000	909,000	11,511,000	259,000
Del Monte National High School	7,557,000	631,000	8,188,000	150,000
Diosdado Alorro Sr. National High School	4,116,000	498,000	4,614,000	150,000
Don Esteban Dasalla National High School	6,095,000	514,000	6,609,000	150,000
Gamban Dadatan National High School	2,831,000	380,000	3,211,000	150,000
Kaputian National High School	10,044,000	831,000	10,875,000	181,000
Leonardo B. Canillo National High School		215,000	215,000
Libertad National High School	4,866,000	519,000	5,385,000	151,000
Limao National High School	3,262,000	454,000	3,716,000	150,000
Matanos National High School	11,334,000	714,000	12,048,000	150,000
Remedios C. Ortiz National High School		225,000	225,000
San Antonio National High School	5,127,000	454,000	5,581,000	150,000
San Isidro Integrated School	2,897,000	467,000	3,364,000	150,000
San Jose National High School	2,860,000	453,000	3,313,000	150,000
Sta. Cruz National High School	12,136,000	840,000	12,976,000	346,000
Tagbitan-ag National High School	6,022,000	547,000	6,569,000	150,000
Tagpopongan National High School	2,883,000	381,000	3,264,000	150,000
SHS within Penaplata Central ES				709,000

JANUARY 3, 2022	OFFICIAL GAZETTE	967
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE

Division of Mati City	106,548,000	12,331,000	118,879,000	2,527,000

Division Office - Proper	1,808,000		1,808,000
Badas National High School	11,723,000	902,000	12,625,000	310,000
Bobon National High School	11,012,000	930,000	11,942,000	275,000
Buso National High School	9,676,000	778,000	10,454,000	150,000
Cabuaya Integrated School	810,000	364,000	1,174,000
City of Mati National High School	1,643,000	710,000	2,353,000	150,000
Culian Integrated School		236,000	236,000
Davao Oriental Regional Science High School	11,239,000	2,210,000	13,449,000	305,000
Don Enrique Lopez National High School	4,934,000	584,000	5,518,000	153,000
Don Salvador Lopez National High School	10,004,000	808,000	10,812,000	150,000
Doña Rosa Garcia Rabat Memorial National High School	7,880,000	682,000	8,562,000
Lanca Integrated School	403,000	268,000	671,000
Lawigan National High School	5,748,000	650,000	6,398,000	150,000
Libudon National High School	10,389,000	781,000	11,170,000	239,000
Licop Integrated School	2,039,000	329,000	2,368,000	150,000
Luban Integrated School	810,000	303,000	1,113,000
Macambol National High School	4,196,000	526,000	4,722,000	150,000
Mayo National High School	7,170,000	702,000	7,872,000	195,000
Taguibo Agricultural Vocational High School	5,064,000	568,000	5,632,000	150,000

Division of Panabo City	44,094,000	5,870,000	49,964,000	4,108,000

Division Office - Proper	665,000		665,000
Cagangohan National High School	4,454,000	777,000	5,231,000
Desiderio F. Dalisay Sr. National High School		306,000	306,000
Kasilak National High School	1,214,000	323,000	1,537,000
Kauswagan National High School	8,853,000	717,000	9,570,000	218,000
Little Panay National High School	4,735,000	598,000	5,333,000	150,000
Mabunao National High School	2,960,000	374,000	3,334,000	150,000
Malativas National High School	3,369,000	529,000	3,898,000	150,000
Manay National High School	9,621,000	787,000	10,408,000	270,000
Panabo City Senior High School				2,834,000
Panabo National High School - Quezon High School	1,643,000	649,000	2,292,000	150,000
Sindaton National High School	6,580,000	605,000	7,185,000	186,000
Tagpore Integrated School		205,000	205,000

Division of Tagum City	23,072,000	3,130,000	26,202,000	969,000

Division Office - Proper	390,000		390,000
Busaon Integrated School	5,425,000	577,000	6,002,000	150,000
Canocotan National High School	4,907,000	748,000	5,655,000	353,000
Liboganon Integrated School	3,675,000	521,000	4,196,000	151,000
Magdum National High School	4,125,000	711,000	4,836,000	150,000
Pandapan Integrated School	4,550,000	573,000	5,123,000	165,000

Region XII - SOCCSKSARGEN	2,835,810,000	292,055,000	3,127,865,000	78,415,000

Division of Cotabato	954,014,000	90,535,000	1,044,549,000	20,642,000

Division Office - Proper	17,577,000		17,577,000
Agriculture National High School	12,037,000	896,000	12,933,000
Agriculture National High School - Baliki Annex		312,000	312,000
Agustin M. Valdevieso, Sr. National High School (Matalam National High School - Brgy. Linao, Marva Annex)	8,949,000	838,000	9,787,000	154,000
Aleosan National High School	13,751,000	888,000	14,639,000	396,000
Aleosan National High School - Pagangan Annex	10,099,000	843,000	10,942,000	150,000
Antipas National High School - Malire Annex	417,000	334,000	751,000
Aringay National High School	7,542,000	958,000	8,500,000	227,000
Arizona National High School	7,013,000	557,000	7,570,000	190,000
B.A. Calamba National High School	9,192,000	633,000	9,825,000	321,000
Badiangon National High School (Greenfield National High School - Badiangon Annex)	5,281,000	382,000	5,663,000
Bagumbayan High School	3,441,000	383,000	3,824,000
Banayal National High School	7,985,000	644,000	8,629,000	303,000
Banayal National High School - Bacong Annex		374,000	374,000
Bangkal High School		255,000	255,000
Bannawag National High School	7,729,000	761,000	8,490,000	213,000
Barongis High School	4,212,000	424,000	4,636,000	150,000

968	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Basak National High School	8,298,000	653,000	8,951,000	211,000
Bentangan High School	4,602,000	539,000	5,141,000	150,000
Bialong High School	810,000	342,000	1,152,000
Binoongan High School	2,856,000	411,000	3,267,000
Bongolanon High School	2,027,000	352,000	2,379,000	150,000
Buenavida National High School (New Israel National High School - Buenavida Annex)	3,861,000	393,000	4,254,000
Buhay High School	1,643,000	347,000	1,990,000
Bulakanon National High School	12,555,000	1,055,000	13,610,000	433,000
Cabilao High School	2,032,000	325,000	2,357,000
Calunasan National High School	6,037,000	471,000	6,508,000
Camutan National High School	3,843,000	417,000	4,260,000
Carmen National High School - Liliongan Annex	5,342,000	762,000	6,104,000	193,000
Carmen National High School - Ranzo Annex	4,516,000	620,000	5,136,000	192,000
Carmen National High School - Tonganon Annex	2,060,000	426,000	2,486,000
Carugmanan National High School		304,000	304,000
Cawilihan High School		270,000	270,000
Cesar C. Cabaya, Sr. High School	2,429,000	346,000	2,775,000
Dado National High School	15,567,000	1,388,000	16,955,000	624,000
Dalapitan National High School	12,991,000	918,000	13,909,000	342,000
Dallag National High School (Greenfield National High School - Dallag Annex)	5,470,000	545,000	6,015,000	150,000
Datu Bitol Mangansakan Memorial High School	7,857,000	745,000	8,602,000
Datu Dalandag National High School (Pikit National High School - Datu Dalandag Memorial Annex)	7,130,000	594,000	7,724,000	150,000
Datu Guiabo High School	810,000	340,000	1,150,000
Datu Ladayon High School	2,915,000	351,000	3,266,000
Datu Mantangkil High School	810,000	237,000	1,047,000
Dimakanit National High School	3,576,000	424,000	4,000,000
Don Antonio Jayme Memorial National High School	8,783,000	648,000	9,431,000	250,000
Don Panaca High School		216,000	216,000
Dualing National High School	13,844,000	905,000	14,749,000	585,000
Dualing National High School - Katalicanan Annex	825,000	464,000	1,289,000	215,000
Dungoan High School		273,000	273,000
Elpidio Singco High School	3,445,000	396,000	3,841,000
F. A. Andolana Memorial High School (Greenfield National High School - Sto. Niño Annex)	5,850,000	445,000	6,295,000	150,000
Garsika National High School	403,000	321,000	724,000
Generoso A. Reovoca Sr. High School	810,000	288,000	1,098,000
Greenhill High School	2,614,000	423,000	3,037,000
Guiling High School		294,000	294,000
Ilustre National High School (President Roxas National High School - Ilustre Annex)	4,614,000	638,000	5,252,000	150,000
Imamaling High School		276,000	276,000
Inac High School	2,429,000	355,000	2,784,000
Indangan National High School	5,917,000	514,000	6,431,000
James Q. Llaban, Sr. High School	1,619,000	338,000	1,957,000
Jose Rizal National High School	8,067,000	641,000	8,708,000	241,000
Juan Dillo Memorial High School	2,869,000	370,000	3,239,000
Kabacan National High School - Doña Josefa Malamote Annex	4,218,000	428,000	4,646,000	150,000
Kabacan National High School - Osias Annex	3,852,000	494,000	4,346,000
Kabacan National High School - Upper Paatan Annex	3,145,000	384,000	3,529,000
Kabalantian National High School (Greenfield National High School - Kabalantian Annex)	7,742,000	651,000	8,393,000	222,000
Kabulacan National High School	6,118,000	567,000	6,685,000
Kamarahan National High School	5,370,000	537,000	5,907,000
Kamasi National High School	3,784,000	356,000	4,140,000
Katipunan National High School (Greenfield National High School - Katipunan Annex)	7,501,000	703,000	8,204,000	412,000
Kiaring High School	5,412,000	582,000	5,994,000
Kibia National High School	8,780,000	750,000	9,530,000	197,000
Kibudtungan National High School	15,420,000	1,067,000	16,487,000	376,000
Kisante National High School - Batasan Annex	409,000	399,000	808,000	150,000
Kisante National High School Annex - Bienvenido T. Ortega High School	1,235,000	351,000	1,586,000
Kisante National High School Annex - Sto. Niño High School		291,000	291,000
Kitub-bao National High School	19,021,000	1,454,000	20,475,000	663,000
Kitubod High School	5,837,000	542,000	6,379,000	150,000

JANUARY 3, 2022	OFFICIAL GAZETTE	969
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Ladtingan National High School	3,667,000	565,000	4,232,000
Lampayan National High School	6,960,000	651,000	7,611,000	150,000
Lanao-Kuran National Vocational and Technical High School	3,416,000	388,000	3,804,000	150,000
Langayen-ZT Hamid High School		189,000	189,000
Leonardo Romero Sr. High School	848,000	378,000	1,226,000
Lika National High School - Katipunan Annex	1,296,000	325,000	1,621,000
Luayon National High School (New Israel National High School - Luayon Annex)	4,182,000	436,000	4,618,000
Lumayong High School (Kabacan National High School - Lumayong Annex)	10,709,000	782,000	11,491,000	165,000
Luz Village High School	813,000	361,000	1,174,000
Magpet National High School - Albayon Annex	2,191,000	356,000	2,547,000
Magpet National High School - Balite Annex	4,231,000	406,000	4,637,000	150,000
Magpet National High School - Mahongkog Annex	3,830,000	401,000	4,231,000	150,000
Makalangot Integrated School	3,382,000	381,000	3,763,000
Malabuan National High School (Bulakanon National High School - Malabuan Annex)	8,265,000	739,000	9,004,000	232,000
Malamote National High School (Kimagango National High School - Malamote Annex)	5,369,000	520,000	5,889,000
Malapag National High School	18,717,000	1,276,000	19,993,000	449,000
Malapang High School		240,000	240,000
Malasila National Vocational and Technical High School	10,612,000	908,000	11,520,000	424,000
Malatab National High School	6,291,000	574,000	6,865,000	150,000
Malibatuan National High School	8,940,000	636,000	9,576,000	176,000
Malibatuan National High School - Ganatan Annex	409,000	378,000	787,000
Malinao National High School	27,355,000	1,824,000	29,179,000	809,000
Malinao National High School Annex - Pinamulan High School		322,000	322,000
Malungon High School	3,364,000	349,000	3,713,000
Manglicmot High School	5,919,000	528,000	6,447,000
Manobisa High School	2,023,000	459,000	2,482,000	150,000
Manobo National High School	7,173,000	781,000	7,954,000	176,000
Manuangan National High School	7,986,000	540,000	8,526,000	150,000
Manumba National High School (Magpet National High School - Tagbak Annex)	6,011,000	524,000	6,535,000	150,000
Marbel National High School	6,533,000	576,000	7,109,000
Marciano Dahan High School	7,427,000	751,000	8,178,000	341,000
Mariano Untal National High School (Bagontapay National High School)	17,362,000	1,428,000	18,790,000	915,000
Matalam National High School - Brgy. Poblacion Datu Ambil Annex	1,673,000	401,000	2,074,000
Matalam National High School Brgy. Linao - Alimodian Annex	9,272,000	668,000	9,940,000	150,000
Mayor Gil Manalo High School (Kabacan National High School - Katidtuan Annex)	6,675,000	635,000	7,310,000
Meocan High School	7,473,000	618,000	8,091,000	193,000
M’lang National High School - Lepaga Annex	4,071,000	542,000	4,613,000
Napalico National Vocational High School	3,436,000	422,000	3,858,000
New Caridad National Vocational and Technical High School	3,386,000	365,000	3,751,000
New Cebu National High School	8,919,000	634,000	9,553,000	172,000
New Israel National High School	7,472,000	479,000	7,951,000	150,000
New Leon High School		279,000	279,000
New Rizal National High School (Tawantawan National High School)	8,758,000	753,000	9,511,000	176,000
Nicaan National High School	20,436,000	1,222,000	21,658,000	490,000
Nueva Vida National High School	15,850,000	956,000	16,806,000	433,000
Padura-Espabo High School	7,244,000	673,000	7,917,000	150,000
Palacat High School		249,000	249,000
Patindeguen National High School	7,867,000	718,000	8,585,000	150,000
Pigcawaran National High School	7,343,000	553,000	7,896,000	150,000
Pigcawayan National High School - New Culasi Annex		290,000	290,000
Presbitero National High School	22,456,000	1,564,000	24,020,000	708,000
President Roxas National High School - Datu Inda Annex	1,226,000	405,000	1,631,000
President Roxas National High School - Idaoman Annex	409,000	324,000	733,000
Rangayen High School	5,074,000	465,000	5,539,000
Ricardo L. Ipong National High School (Kisante National High School - Old Bulatukan Annex)	10,368,000	769,000	11,137,000	335,000
Saguing National High School	5,065,000	530,000	5,595,000
Salama National High School	6,049,000	621,000	6,670,000	150,000
Sallab High School	2,834,000	408,000	3,242,000

970	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Salunayan National High School	17,463,000	1,307,000	18,770,000	399,000
Salvacion High School		227,000	227,000
Sarayan National High School	10,668,000	716,000	11,384,000	150,000
Sibsib National High School	14,394,000	1,072,000	15,466,000	364,000
Silik National High School	20,094,000	1,337,000	21,431,000	653,000
Simeon Panganiban National High School		349,000	349,000
Sinawingan National High School	11,777,000	954,000	12,731,000	307,000
Sta. Maria High School	5,824,000	523,000	6,347,000
Taguranao High School	4,614,000	508,000	5,122,000
Takepan National High School	23,421,000	1,398,000	24,819,000	444,000
Takepan National High School - Sultan Memorial Annex	10,217,000	818,000	11,035,000	236,000
Tambad High School	3,239,000	435,000	3,674,000
Temporan National High School (Magpet National High School - Temporan Annex)	3,449,000	362,000	3,811,000	150,000
Timuey Anguang B. Campong Integrated School		261,000	261,000
Tuael National High School	6,243,000	412,000	6,655,000
Tubak National High School	16,385,000	796,000	17,181,000	334,000
Tubak National High School - Pentil Annex	3,285,000	411,000	3,696,000
Tubak National High School - Tomado Annex	4,482,000	479,000	4,961,000
Tukuran T. Kendenga High School	1,626,000	267,000	1,893,000
Tulunan National High School - Minapan Integrated School Annex	6,984,000	673,000	7,657,000	275,000
Upper Mingading High School		233,000	233,000
Victor S. Manlinoc High School	2,023,000	370,000	2,393,000
Villarica National High School	19,496,000	1,279,000	20,775,000	426,000
Yanson High School	4,498,000	415,000	4,913,000

Division of General Santos City	226,724,000	22,700,000	249,424,000	7,454,000

Division Office - Proper	3,772,000		3,772,000
Antonino G. Busano, Sr. High School (Conel National High School)	24,648,000	1,620,000	26,268,000	582,000
Bawing High School	19,748,000	1,608,000	21,356,000	543,000
Buayan National High School	25,603,000	1,357,000	26,960,000	270,000
Buayan National High School - Baluan Annex	3,772,000	770,000	4,542,000	296,000
Buscano High School (A.G. Buscano, Sr. High School Annex)	417,000	385,000	802,000	150,000
Dadiangas North High School	764,000	2,231,000	2,995,000	692,000
Datu Andiam Manza National High School	14,325,000	1,244,000	15,569,000	451,000
Engracia L. Valdomar National High School	19,048,000	1,471,000	20,519,000	396,000
General Santos City High School - Banisil Annex	30,449,000	2,392,000	32,841,000	901,000
General Santos City High School - Lanton Annex	4,467,000	1,348,000	5,815,000	433,000
General Santos City SPED Integrated School	46,886,000	3,495,000	50,381,000	1,343,000
Ireneo Santiago National High School - Datu B. Balunto Annex	1,263,000	614,000	1,877,000	150,000
Johnny Ang National High School	20,245,000	1,685,000	21,930,000	449,000
Labangal National High School - Ligaya Annex	2,052,000	490,000	2,542,000	150,000
Labangal National High School - Pao-Pao High School Annex	1,252,000	424,000	1,676,000	150,000
Labangal National High School - Upper Labay Annex	1,282,000	449,000	1,731,000	151,000
Lagao National High School Annex	1,249,000	550,000	1,799,000	197,000
Samboang - Ngilay High School	5,482,000	567,000	6,049,000	150,000

Division of Kidapawan City	116,273,000	11,653,000	127,926,000	3,296,000

Division Office - Proper	2,218,000		2,218,000
Amas National High School - Patadon Annex	4,701,000	523,000	5,224,000	150,000
Binoligan Integrated School	3,429,000	398,000	3,827,000	150,000
Datu Igwas IP Integrated School	1,632,000	300,000	1,932,000
Gayola National High School (Amas National High School - Gayola National High School Annex)	4,624,000	459,000	5,083,000	150,000
Juan L. Gantuangco School of Arts & Trades	7,943,000	815,000	8,758,000	314,000
Juan P. Jalipa Memorial High School	8,144,000	749,000	8,893,000	163,000
Kalaisan National High School	8,423,000	752,000	9,175,000	257,000
Lake Agco Integrated School	3,938,000	402,000	4,340,000
Lanao National High School		444,000	444,000
Linagkob National High School	5,535,000	568,000	6,103,000	150,000
Macebolig Integrated School	3,843,000	411,000	4,254,000	150,000
Manongol National High School	9,436,000	729,000	10,165,000	296,000
Marciano Mancera Integrated School	6,715,000	626,000	7,341,000	150,000
Mt. Apo National High School	5,974,000	517,000	6,491,000	150,000
Mua-an Integrated School	3,834,000	426,000	4,260,000
Nuangan Integrated School	4,124,000	365,000	4,489,000

JANUARY 3, 2022	OFFICIAL GAZETTE	971
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Onica National High School	3,526,000	381,000	3,907,000	150,000
Perez Integrated, Kidapawan	5,226,000	480,000	5,706,000	150,000
Puasinda Integrated School	3,852,000	431,000	4,283,000
Saniel Cruz National High School	8,694,000	867,000	9,561,000	766,000
Singao Integrated School	3,853,000	447,000	4,300,000
Spottswood National High School	6,609,000	563,000	7,172,000	150,000

Division of Koronadal City	21,879,000	2,671,000	24,550,000	880,000

Division Office - Proper	289,000		289,000
Concepcion National High School	16,491,000	1,194,000	17,685,000	536,000
Esperanza National High School - Annex, San Jose Campus		791,000	791,000
Rotonda National High School	5,099,000	686,000	5,785,000	344,000

Division of Sarangani	531,879,000	53,990,000	585,869,000	13,275,000

Division Office - Proper	11,276,000		11,276,000
Alabel Integrated School	10,125,000	1,035,000	11,160,000	433,000
Alegria National High School	13,916,000	844,000	14,760,000	365,000
Amado M. Quirit, Sr. National High School	1,643,000	485,000	2,128,000	150,000
Anecito Bartulaba Integrated School	2,860,000	350,000	3,210,000	150,000
Baliton National High School	10,662,000	815,000	11,477,000	163,000
Banata National High School - Malungon Gamay National High School Annex	7,453,000	602,000	8,055,000	150,000
Bangkal Integrated School	813,000	249,000	1,062,000
Banlas Integrated School	1,214,000	271,000	1,485,000
Banlibato Integrated School	3,270,000	333,000	3,603,000	150,000
Batotoling Integrated School	1,214,000	240,000	1,454,000
Batulaki High School	4,190,000	409,000	4,599,000	150,000
Biangan Integrated School	2,444,000	413,000	2,857,000	150,000
B’laan Integrated School	3,836,000	388,000	4,224,000
Blat Integrated School	3,239,000	310,000	3,549,000	150,000
Bongo Integrated School	2,834,000	314,000	3,148,000	150,000
Cabales Enarbia, Sr. Integrated School	10,584,000	876,000	11,460,000	150,000
Cablalan Integrated School	4,178,000	481,000	4,659,000	150,000
Colon National High School - Aniceto Lopez Annex	14,152,000	1,103,000	15,255,000	404,000
Columbio Integrated School		221,000	221,000
Consolacion Integrated School	3,411,000	383,000	3,794,000	150,000
Daan Suyan High School	7,440,000	640,000	8,080,000	154,000
Dakok Tamulon Integrated School	1,622,000	363,000	1,985,000
Dalamuan Integrated School	3,662,000	348,000	4,010,000
Danao Integrated School	2,851,000	356,000	3,207,000
Datal Anggas Integrated School	4,195,000	622,000	4,817,000	150,000
Datal Basak Indigenous People School	1,214,000	234,000	1,448,000
Datal Bila Integrated School	3,357,000	341,000	3,698,000
Datalbatong Integrated School	5,442,000	432,000	5,874,000	150,000
Datu Abdulbali Integrated School	2,439,000	422,000	2,861,000
Datu Molod Integrated School	7,501,000	578,000	8,079,000	150,000
Datu Pangolima Integrated School	8,327,000	761,000	9,088,000	215,000
Domnar-Lopez-Copada IP Integrated School	810,000	263,000	1,073,000
Domolok Integrated School	3,658,000	397,000	4,055,000	150,000
E. Alegado Integrated School	4,975,000	479,000	5,454,000	150,000
Edro Malayo Integrated School		199,000	199,000
Edsa Integrated School		203,000	203,000
Elena M. Mapaña National High School	810,000	274,000	1,084,000
Falel Kesbung Integrated School	2,429,000	293,000	2,722,000
Francisco A. Cagang Integrated School	2,844,000	355,000	3,199,000
Glan Central Integrated SPED Center	1,214,000	387,000	1,601,000
Glan Padidu National High School - San Vicente Annex	6,757,000	598,000	7,355,000	150,000
Green Valley Integrated School	810,000	286,000	1,096,000
Gulo Integrated School		284,000	284,000
Hadji Musa Integrated School	5,855,000	532,000	6,387,000	177,000
Happy Valley Integrated School	2,429,000	371,000	2,800,000
James Alfred Strong Integrated School	1,619,000	353,000	1,972,000	150,000
JBT Caing, Sr. Integrated School	12,802,000	1,089,000	13,891,000	273,000
Jose Ah Young Integrated School	1,622,000	303,000	1,925,000
JP Laurel Integrated School	1,622,000	352,000	1,974,000
Kablacan Integrated School	8,143,000	503,000	8,646,000	150,000
Kaltuad Integrated School		245,000	245,000
Kawas National High School	8,456,000	721,000	9,177,000	225,000

972	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Kawayan Integrated School	813,000	296,000	1,109,000
Kiahe Integrated School	5,282,000	531,000	5,813,000	150,000
Kiamba National High School	28,697,000	2,331,000	31,028,000	804,000
Kibac Integrated School	1,619,000	292,000	1,911,000	150,000
Kinabalan Integrated School	3,658,000	387,000	4,045,000	150,000
Kyumad Integrated School	4,667,000	495,000	5,162,000	150,000
Laginan Integrated School	4,046,000	394,000	4,440,000	150,000
Lamlabong Integrated School	2,844,000	313,000	3,157,000	150,000
Lamlifew Integrated School	4,129,000	384,000	4,513,000
Langkuas Integrated School	810,000	255,000	1,065,000
Lebe Integrated School	1,214,000	336,000	1,550,000	150,000
Leopoldo P. Dacera Integrated School	4,595,000	406,000	5,001,000	150,000
Libi Integrated School	3,742,000	451,000	4,193,000
Luis Casiple, Sr. Integrated School	2,457,000	347,000	2,804,000
Lumigo High School	5,380,000	470,000	5,850,000	150,000
Lutay Integrated School	4,185,000	416,000	4,601,000	150,000
Maguling National High School	14,629,000	1,065,000	15,694,000	358,000
Malabod Integrated School	2,060,000	382,000	2,442,000	150,000
Malalag National High School - Upo Annex	3,725,000	473,000	4,198,000	150,000
Malalag-Cogon National High School	13,179,000	843,000	14,022,000	341,000
Malandang National High School - Kiblat National High School Annex	5,482,000	651,000	6,133,000	150,000
Malandang National High School - Tamban Annex	10,585,000	753,000	11,338,000	279,000
Malapatan National High School - Kinam Annex	2,051,000	495,000	2,546,000	206,000
Malungon National High School	18,601,000	806,000	19,407,000	507,000
Malungon National High School - San Roque Annex	5,420,000	589,000	6,009,000	161,000
Malungon National High School - Upper Mainit Annex	9,554,000	686,000	10,240,000	239,000
Mangelen Integrated School	8,404,000	633,000	9,037,000	401,000
Matingao Integrated School	403,000	249,000	652,000
Miasong Integrated School	4,867,000	461,000	5,328,000	150,000
Millona Upper Suyan Integrated School	4,046,000	421,000	4,467,000	150,000
New Canaan Integrated School	6,195,000	417,000	6,612,000	150,000
Nian Integrated School	2,841,000	381,000	3,222,000
Nomoh Integrated School	5,423,000	440,000	5,863,000	150,000
Pag-asa Integrated School	4,614,000	500,000	5,114,000	150,000
Pait Integrated School	2,039,000	355,000	2,394,000
Panambalan Integrated School	810,000	297,000	1,107,000
Panamin Integrated School	2,023,000	350,000	2,373,000
Paraiso Integrated School	2,023,000	346,000	2,369,000
Perrett Central Integrated School		245,000	245,000
PH Millona Integrated School	6,675,000	512,000	7,187,000	154,000
Pongoleel Integrated School	2,851,000	351,000	3,202,000
Prudencio Mariano Sr. Integrated School	1,619,000	268,000	1,887,000
Pula-Tana Integrated School	1,214,000	277,000	1,491,000
Rogaya Bajunaid Integrated School	6,048,000	508,000	6,556,000	150,000
Roque Adarna Integrated School	5,858,000	554,000	6,412,000	158,000
Salakit National High School	6,903,000	600,000	7,503,000	150,000
Salimama Integrated School	1,214,000	312,000	1,526,000
San Juan Integrated School	3,239,000	405,000	3,644,000
San Miguel Integrated School	810,000	266,000	1,076,000
Sarangani National Sports Academy		225,000	225,000
Segafu Esgapo Integrated School		241,000	241,000
Sofan Integrated School	1,622,000	313,000	1,935,000
Spring Integrated School	3,687,000	471,000	4,158,000	150,000
Tagaytay Integrated School	3,757,000	327,000	4,084,000	150,000
Talus National High School	7,828,000	588,000	8,416,000	150,000
Tampos Integrated School	3,670,000	382,000	4,052,000	150,000
Tandawanan Integrated School	810,000	289,000	1,099,000
Tangali Integrated School	3,773,000	324,000	4,097,000
Tangan Integrated School	4,239,000	417,000	4,656,000	150,000
Tokawal National High School	8,340,000	673,000	9,013,000	208,000
Tonga Lim Siao, Sr. Integrated School	7,300,000	574,000	7,874,000	150,000
Tuyan Integrated School	3,646,000	471,000	4,117,000
Upper Lumabat Integrated School	5,454,000	489,000	5,943,000	150,000
Wali Integrated School	5,991,000	505,000	6,496,000	150,000

Division of South Cotabato	568,185,000	63,392,000	631,577,000	20,022,000

Division Office - Proper	11,216,000		11,216,000

JANUARY 3, 2022	OFFICIAL GAZETTE	973
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Acmonan Integrated School	403,000	226,000	629,000
Aflek National High School - Edward’s National High School Annex	813,000	462,000	1,275,000	188,000
Banga National High School - Lamba Campus	2,530,000	723,000	3,253,000	339,000
Banga National High School - Punong Grande Campus	3,401,000	576,000	3,977,000	181,000
Basag National High School	822,000	663,000	1,485,000	176,000
Bengue Integrated School		211,000	211,000
Benigno S. Aquino Integrated School	403,000	227,000	630,000
Bentung Sulit National High School - Glamang Annex	838,000	869,000	1,707,000	312,000
Bianan IS	403,000	333,000	736,000
Bonifacio R. Tagaban, Sr. Integrated School	1,226,000	373,000	1,599,000	150,000
Bucay Pait National High School	8,694,000	833,000	9,527,000	286,000
Cebuano National High School	16,729,000	1,204,000	17,933,000	532,000
Centrala National High School	10,203,000	785,000	10,988,000	169,000
Colongulo National High School	6,178,000	736,000	6,914,000	220,000
Datal Biao Integrated School	403,000	334,000	737,000
Datal Tablo Integrated School		232,000	232,000
Demamis Integrated School	403,000	254,000	657,000
Denlag Integrated School		292,000	292,000
Dumadalig Integrated School	3,798,000	557,000	4,355,000
E. Asion Integrated School		209,000	209,000
Edwards National High School	16,883,000	1,111,000	17,994,000	234,000
El Nonok Integrated School	7,080,000	535,000	7,615,000	150,000
Emeliano P. Bacquial National High School - Tupi NHS Annex	910,000	534,000	1,444,000	170,000
Faviola Villa-Gasis National High School-San Miguel National High School Annex		387,000	387,000	150,000
Godwino Integrated School	2,479,000	411,000	2,890,000	150,000
Guinsangan National High School	7,186,000	535,000	7,721,000	150,000
Kalyong Integrated School	810,000	350,000	1,160,000
Katipunan National High School	7,115,000	515,000	7,630,000	150,000
Kesegmung Integrated School	816,000	306,000	1,122,000
Klinan Integrated School	1,214,000	384,000	1,598,000
Kusan National High School	816,000	444,000	1,260,000	174,000
Laconon Integrated School	14,726,000	1,336,000	16,062,000	279,000
Lake Sebu National High School	29,692,000	1,909,000	31,601,000	1,281,000
Lake Sebu National High School - Kibang Campus	4,628,000	620,000	5,248,000	222,000
Lake Sebu National High School - Proper Ned Campus	1,235,000	535,000	1,770,000	150,000
Lake Soluton Integrated School	11,131,000	941,000	12,072,000
Lambangan Integrated School		398,000	398,000
Lambontong National High School	3,520,000	587,000	4,107,000	150,000
Lambukay Integrated School	810,000	298,000	1,108,000
Lamcade Integrated School		258,000	258,000
Lamhako Integrated School	2,876,000	391,000	3,267,000	150,000
Lampari National High School	822,000	468,000	1,290,000	150,000
Lamsalome Integrated School	3,684,000	413,000	4,097,000
Lamsugod National High School	6,302,000	715,000	7,017,000	184,000
Laureano Escovidal Integrated School	1,652,000	391,000	2,043,000
Liberty National High School (Tampakan National High School - Liberty Annex)	8,333,000	798,000	9,131,000	270,000
LR Morandante Integrated School		233,000	233,000
Lubol Integrated School	2,514,000	363,000	2,877,000	150,000
Lumakil Integrated School	810,000	393,000	1,203,000
Lunen Integrated School	403,000	274,000	677,000
Lusok Integrated School	3,328,000	387,000	3,715,000	150,000
Maan National High School	816,000	469,000	1,285,000	150,000
Malaya National High School - Banga National High School Annex	4,594,000	685,000	5,279,000	236,000
Mangilala Integrated School	2,915,000	340,000	3,255,000
Naci Integrated School	4,251,000	588,000	4,839,000	161,000
Ned National High School	5,777,000	542,000	6,319,000	169,000
New Dumangas National High School	11,378,000	913,000	12,291,000	232,000
New Lambunao Integrated School	4,251,000	577,000	4,828,000	200,000
New Tupi Integrated School	810,000	280,000	1,090,000
Odos Angkoy Integrated School		288,000	288,000
Palakasam Integrated School	810,000	351,000	1,161,000
Palo 19 National High School	417,000	280,000	697,000
Panay National High School	12,242,000	938,000	13,180,000	254,000
Poblacion Polomolok National High School	53,687,000	3,339,000	57,026,000	1,806,000

974	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Poblacion Polomolok National High School - Pablo Valencia Annex	6,678,000	918,000	7,596,000	378,000
Polo Integrated School	810,000	279,000	1,089,000
Polomolok Creek Integrated School	1,619,000	425,000	2,044,000	150,000
Polonuling National High School	26,973,000	1,363,000	28,336,000	447,000
Polonuling National High School - Kablon Campus	1,678,000	727,000	2,405,000	250,000
Polonuling National High School - Miasong Campus	1,239,000	605,000	1,844,000	215,000
Polonuling National High School - Simbo Campus	1,300,000	529,000	1,829,000	263,000
Pulo Subong Integrated School	2,851,000	440,000	3,291,000	150,000
Rang-Ay Integrated School	5,018,000	560,000	5,578,000	357,000
Rizal (Bo. 3) National High School	409,000	504,000	913,000	150,000
Salacafe Integrated School	1,619,000	428,000	2,047,000
San Jose National High School	12,333,000	949,000	13,282,000	284,000
San Jose National High School - Lapuz National High School Annex	3,115,000	538,000	3,653,000	150,000
San Miguel National High School	15,465,000	1,006,000	16,471,000	399,000
San Vicente National High School	876,000	775,000	1,651,000	298,000
Sergio L. Legayda National High School	1,263,000	588,000	1,851,000	248,000
Silway 8 National High School	28,448,000	2,210,000	30,658,000	1,189,000
Simsiman IS	403,000	303,000	706,000
Surallah National High School	15,591,000	1,084,000	16,675,000	467,000
Tablu National High School - Tampakan National High School Annex	1,684,000	423,000	2,107,000	150,000
Tacub Integrated School	2,457,000	309,000	2,766,000
Talahik IS	403,000	248,000	651,000
Talisay Integrated School	8,736,000	678,000	9,414,000	268,000
Talufo Integrated School	3,341,000	545,000	3,886,000	150,000
Tampakan National High School	37,435,000	2,266,000	39,701,000	1,151,000
Tampakan National High School - Danlag Campus	2,097,000	409,000	2,506,000	150,000
Tampakan National High School - Lampitak Campus	3,843,000	606,000	4,449,000	163,000
Tantangan National High School	16,065,000	1,210,000	17,275,000	663,000
Tantangan National Trade High School	15,620,000	1,195,000	16,815,000	213,000
Tapok Integrated School	403,000	319,000	722,000
Tboli Sbu Senior High School				481,000
Upper Klinan National High School	23,707,000	1,162,000	24,869,000	255,000
Upper Klinan National High School - Landan Campus	7,089,000	979,000	8,068,000	429,000
Upper Klinan National High School - Palkan Annex	3,801,000	504,000	4,305,000	150,000
Upper Maculan National High School	417,000	585,000	1,002,000	179,000
Upper Sepaka Integrated School	810,000	330,000	1,140,000
Upper Tantangan IS	403,000	251,000	654,000
Viray-Lising Integrated School		233,000	233,000

Division of Sultan Kudarat	379,248,000	43,627,000	422,875,000	11,726,000

Division Office - Proper	8,161,000		8,161,000
Antong Integrated School	3,646,000	518,000	4,164,000
Artemio L. Martin Integrated School	1,214,000	373,000	1,587,000	150,000
Bagumbayan National High School - Biwang Annex	15,704,000	1,204,000	16,908,000	442,000
Bagumbayan National High School - Kapaya Annex	8,694,000	710,000	9,404,000	231,000
Bagumbayan National High School - Masiag Annex	847,000	455,000	1,302,000	150,000
Bagumbayan National High School - Sumilil Annex		285,000	285,000	150,000
Baluan National High School	403,000	524,000	927,000	177,000
Bolebok Integrated School	1,214,000	347,000	1,561,000	150,000
Bongo-Bongo Integrated School	403,000	245,000	648,000
Busok National High School	12,837,000	952,000	13,789,000	389,000
Capilan Integrated School	810,000	326,000	1,136,000
Chua Integrated School	2,429,000	356,000	2,785,000
Dante Integrated School	4,055,000	467,000	4,522,000	150,000
Datu Bak-Bak Apang Integrated School		194,000	194,000
Datu Etang Integrated School	2,023,000	324,000	2,347,000	150,000
Datu Ina Capitan Integrated School		193,000	193,000
Datu Ito Andong Integrated School	403,000	244,000	647,000
Datu Malayat Integrated School	403,000	278,000	681,000
Dona Catalina Integrated School	1,214,000	332,000	1,546,000
Dumolol Integrated School		303,000	303,000
E. Arcaño Memorial National High School (Basak National High School)	10,790,000	939,000	11,729,000	319,000
Esperanza National High School - Salumping National High School Annex	810,000	474,000	1,284,000	150,000

JANUARY 3, 2022	OFFICIAL GAZETTE	975
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Estrella Integrated School	810,000	309,000	1,119,000
Hinalaan Integrated School		240,000	240,000
Imam Adil Memorial Integrated School	810,000	332,000	1,142,000
Isuko Integrated School	810,000	318,000	1,128,000	150,000
Kabulanan Integrated School	1,214,000	328,000	1,542,000
Kalamansig National High School	46,322,000	2,721,000	49,043,000	1,442,000
Kalamansig National High School - Annex B		347,000	347,000	150,000
Kalamansig National High School - Sabanal HS Annex		337,000	337,000	150,000
Kalanawe II National High School	10,616,000	941,000	11,557,000	348,000
Keytodac National High School	6,697,000	743,000	7,440,000	158,000
Kilbog Integrated School		224,000	224,000
Kolong-Kolong Integrated School	810,000	310,000	1,120,000
Laguilayan National High School - Sultan Ali Akbar Sinegayan High School Annex	907,000	377,000	1,284,000	150,000
Lambayong National High School (Mariano Marcos) - Pimbalayan High School Annex	5,914,000	882,000	6,796,000	202,000
Langali Integrated School	4,451,000	520,000	4,971,000
Langgal National High School	18,911,000	826,000	19,737,000	150,000
Langgal National High School - Bugso National High School Annex		310,000	310,000
Langgal National High School - Datu Ampak U. Kawan Annex	467,000	495,000	962,000	150,000
Langgal National High School - Gapok Annex	7,295,000	761,000	8,056,000	234,000
Langgal National High School - Sewod Annex		368,000	368,000	150,000
Lebak National High School	15,746,000	902,000	16,648,000	259,000
Lebak National High School - Mangudadatu Annex	816,000	487,000	1,303,000	150,000
Legodon Integrated School	403,000	233,000	636,000
Limulan Integrated School	1,214,000	324,000	1,538,000
Madanding National High School	6,843,000	577,000	7,420,000	150,000
Maligaya Integrated School	2,027,000	424,000	2,451,000
Maligaya National High School	9,588,000	712,000	10,300,000	220,000
Mamali National High School	9,437,000	719,000	10,156,000	271,000
Mamansual Abdul National High School (Palimbang National High School - Kraan Annex)	403,000	531,000	934,000	156,000
Manirub Integrated School	1,619,000	340,000	1,959,000
Marawir Integrated School	1,619,000	330,000	1,949,000	150,000
Mayo Integrated School	1,214,000	488,000	1,702,000
Midtungok Integrated School	1,214,000	324,000	1,538,000
Milbuk National High School	21,669,000	1,592,000	23,261,000	663,000
New Natividad Integrated School	403,000	285,000	688,000
New Panay National High School	10,280,000	738,000	11,018,000	255,000
New Pangasinan National High School	8,638,000	665,000	9,303,000	181,000
Nuling Integrated School	403,000	271,000	674,000
Palavilla Integrated School	1,619,000	408,000	2,027,000	150,000
Palimbang National High School	30,259,000	1,864,000	32,123,000	768,000
Palimbang National High School - Kalibuhan Annex		333,000	333,000	150,000
Palumbe Integrated School		372,000	372,000
Pigel integrated School	810,000	231,000	1,041,000
Plamango Integrated School	2,841,000	424,000	3,265,000	150,000
President Quirino National High School - C. Mangilala High School		473,000	473,000	227,000
Purikay National High School	12,276,000	965,000	13,241,000	245,000
Salabaca National High School	9,949,000	705,000	10,654,000	213,000
Sangay National High School	5,861,000	585,000	6,446,000	163,000
Sen. Ninoy Aquino High School	14,185,000	1,231,000	15,416,000	458,000
Sigayan Integrated School		323,000	323,000
Sta. Clara National High School	8,856,000	637,000	9,493,000	254,000
Sultan Sinanggayan Integrated School	2,036,000	329,000	2,365,000	150,000
Sultan Tibong Bote Integrated School		197,000	197,000
Tagadtal Integrated School	810,000	365,000	1,175,000
Tapudi Integrated School	5,275,000	642,000	5,917,000	150,000
Telafas National High School - Datalblao National High School Annex	813,000	387,000	1,200,000
Tibong-Tibong Integrated School	403,000	253,000	656,000
Tran National High School	6,005,000	542,000	6,547,000	151,000
Upper Bunawan Integrated School	810,000	311,000	1,121,000
Zeneben Integrated School	810,000	376,000	1,186,000

Division of Tacurong City	37,608,000	3,487,000	41,095,000	1,120,000

976	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Division Office - Proper	644,000		644,000
Apolinario S. Bernardo Memorial National High School	11,124,000	789,000	11,913,000	323,000
Rajah Muda National High School	6,996,000	597,000	7,593,000	150,000
San Emmanuel National High School	18,028,000	1,077,000	19,105,000	497,000
San Pablo National High School		531,000	531,000	150,000
Upper Katungal National High School	816,000	493,000	1,309,000

Region XIII - CARAGA	1,279,476,000	165,797,000	1,445,273,000	55,014,000

Division of Agusan del Norte	248,490,000	24,715,000	273,205,000	9,561,000

Division Office - Proper	4,162,000		4,162,000
Abilan Integrated School		439,000	439,000	150,000
Agong-ong Integrated School		442,000	442,000	150,000
Balangbalang Integrated School		568,000	568,000	179,000
Bangonay National High School		440,000	440,000	150,000
Buenavista National High School	62,748,000	2,659,000	65,407,000	788,000
Buenavista West SPED Integrated School		857,000	857,000	158,000
Cahayagan Integrated School		447,000	447,000	167,000
Culit Integrated School		424,000	424,000	150,000
Cuyago National High School	14,042,000	874,000	14,916,000	254,000
Doña Rosario National High School (Tubay National High School)		499,000	499,000	150,000
Durian National High School	14,574,000	766,000	15,340,000	150,000
Durian National High School - Casiklan National High School Annex		443,000	443,000	150,000
Durian National High School - Lawan-Lawan National High School Annex		291,000	291,000	150,000
E.G. Montilla Integrated School		586,000	586,000	163,000
F.S. Omayana Integrated School		315,000	315,000	150,000
Guinabsan National High School - Sangay National High School Annex		460,000	460,000	247,000
Guinabsan National High School - Simbalan National High School Annex		572,000	572,000	200,000
Hinandayan Integrated School		356,000	356,000	150,000
Jabonga National High School	15,929,000	1,090,000	17,019,000	516,000
Jaliobong National High School	8,890,000	687,000	9,577,000	211,000
Kitcharao National High School	17,560,000	1,401,000	18,961,000	745,000
Lekda Integrated School		291,000	291,000	150,000
Lingayao National High School	6,306,000	600,000	6,906,000	170,000
Magdagooc National High School	7,733,000	575,000	8,308,000	150,000
Manapa II Integrated School		392,000	392,000	150,000
Maningalao National High School	4,047,000	431,000	4,478,000	150,000
Manoligao Integrated School		329,000	329,000	150,000
Marcos Calo National High School	7,918,000	684,000	8,602,000	167,000
Mat-i National High School	14,371,000	906,000	15,277,000	337,000
Nasipit National High School	11,022,000	714,000	11,736,000	238,000
Pupotsan National High School		308,000	308,000	150,000
Rizal Integrated School		436,000	436,000	243,000
San Vicente Integrated School	2,904,000	442,000	3,346,000	150,000
Santiago National High School	18,399,000	1,469,000	19,868,000	651,000
Tinigbasan National High School	5,189,000	454,000	5,643,000	150,000
Tubay National High School	22,719,000	1,276,000	23,995,000	420,000
Vinapor National High School	9,977,000	792,000	10,769,000	261,000
SHS in Carmen, Agusan Del Norte				746,000

JANUARY 3, 2022	OFFICIAL GAZETTE	977
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Division of Agusan del Sur	305,074,000	41,110,000	346,184,000	10,543,000

Division Office - Proper	7,325,000		7,325,000
Agusan del Sur National Science High School	5,896,000	600,000	6,496,000	365,000
Alegria National High School		245,000	245,000
Angas Integrated School		433,000	433,000
Anislagan National High School	5,198,000	453,000	5,651,000	150,000
Anolingan Integrated School		252,000	252,000
Aurora National High School	8,522,000	525,000	9,047,000	150,000
Balobo Integrated School		259,000	259,000
Bayugan 3 National High School	12,626,000	1,122,000	13,748,000	404,000
Bayugan II National High School	8,568,000	564,000	9,132,000	176,000
Bentahon Integrated School		273,000	273,000
Binucayan National High School	11,497,000	872,000	12,369,000	284,000
Binucayan National High School - Johnson Integrated School		416,000	416,000	150,000
Caimpugan Integrated School		327,000	327,000
Cebolin High School Annex		309,000	309,000
Cecilia National High School	6,607,000	526,000	7,133,000	150,000
Coalicion Integrated School		271,000	271,000
Das-Agan National High School		294,000	294,000
Del Monte National High School - Causwagan Integrated School	5,667,000	554,000	6,221,000	150,000
Del Monte National High School - Corpuz Extension Integrated School		402,000	402,000	150,000
Esperanza National High School - Catmonon Integrated School	4,850,000	499,000	5,349,000	150,000
Esperanza National High School - Hawilian National High School Annex	7,175,000	774,000	7,949,000	150,000
Esperanza National High School - Nato Extension Integrated School	4,294,000	518,000	4,812,000	150,000
Esperanza National High School - Salug High School Annex	6,223,000	555,000	6,778,000	150,000
Esperanza National High School - Sta. Fe Integrated School	4,294,000	530,000	4,824,000	150,000
Guadalupe National High School	10,372,000	868,000	11,240,000	150,000
Guadalupe National High School - Duangan Extension Integrated School	4,059,000	528,000	4,587,000	150,000
Guadalupe National High School - Oro Extension Integrated School	1,689,000	458,000	2,147,000	150,000
Jose T. Cuyos Sr. II Integrated School		235,000	235,000
Kapatungan National High School	6,399,000	565,000	6,964,000	150,000
Kasapa National High School	12,545,000	424,000	12,969,000	150,000
Kasapa National High School - Waloe NHS Annex		406,000	406,000	150,000
Katipunan National High School		342,000	342,000
Kolambugan National High School		261,000	261,000
La Fortuna National High School	16,026,000	1,109,000	17,135,000	399,000
Laminga National High School	10,399,000	644,000	11,043,000	150,000
Lapinigan National High School - Buena Suerte Integrated School	5,426,000	420,000	5,846,000	150,000
Lapinigan National High School - New Visayas Extension		417,000	417,000	150,000
Lucena National High School - West Prosperidad Extension Integrated School	871,000	362,000	1,233,000	150,000
Maasin Integrated School		286,000	286,000
Mabuhay National High School	6,636,000	530,000	7,166,000	156,000
Mahayahay Integrated School		245,000	245,000
Maligaya Integrated School		298,000	298,000
Manat National High School	4,642,000	604,000	5,246,000	150,000
Marfil National High School	3,974,000	416,000	4,390,000	150,000
New Tubigon High School of Home Industries	3,534,000	341,000	3,875,000	150,000
Novele National High School	4,937,000	539,000	5,476,000	190,000
Nueva Gracia Integrated School		709,000	709,000	150,000
Panagangan National High School	10,580,000	969,000	11,549,000	289,000
Patrocinio Integrated School		330,000	330,000
Prosperidad National High School - Aurora Integrated School		529,000	529,000	150,000
Prosperidad National High School - Azpetia Extension (ANSS BA HS)	10,839,000	851,000	11,690,000	289,000
Pulang Lupa National High School	7,526,000	670,000	8,196,000	184,000
San Isidro National High School - Kauswagan HS Annex		470,000	470,000	150,000
San Isidro National High School - San Vicente HS Annex		539,000	539,000	150,000
San Luis National High School - Balit High School Extension		458,000	458,000	150,000
San Martin National High School		324,000	324,000
San Pascual Integrated School		349,000	349,000

978	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
San Pedro Integrated School		261,000	261,000
San Toribio National High School		719,000	719,000	150,000
San Vicente National High School	8,383,000	692,000	9,075,000	169,000
Sibagat National High School - Afga Integrated School	7,826,000	735,000	8,561,000	216,000
Sibagat National High School - Magsaysay Extension		442,000	442,000	150,000
Sibagat National High School - Padiay Extension		374,000	374,000	165,000
Singapore Integrated School		283,000	283,000
Sinobong National High School	20,762,000	1,045,000	21,807,000	381,000
Sta Maria National High School	10,784,000	784,000	11,568,000	150,000
Sta. Irene National High School - San Jose Integrated School	6,118,000	567,000	6,685,000	190,000
Sta. Josefa National High School - Sayon Barangay High School		547,000	547,000	190,000
Sta. Rosa Integrated School		225,000	225,000
Sto. Tomas National High School - Magaud Integrated School	6,317,000	650,000	6,967,000	167,000
Talacogon National High School - Buena Gracia Integrated School	4,988,000	449,000	5,437,000	150,000
Talacogon National High School - Desamparados Extension		425,000	425,000	150,000
Talacogon National High School - Labnig Integrated School	3,915,000	571,000	4,486,000	179,000
Talacogon National High School - Maharlika Integrated School		366,000	366,000	150,000
Talacogon National High School - Marbon Integrated School	3,596,000	409,000	4,005,000	150,000
Talacogon National High School - Sabang Integrated School		380,000	380,000	150,000
Tapaz Integrated School		371,000	371,000
Trento National High School - Salvacion Integrated School	3,455,000	594,000	4,049,000	150,000
Trento National High School - San Isidro Integrated School	6,748,000	482,000	7,230,000	150,000
Trento National High School - San Roque Integrated School	2,986,000	385,000	3,371,000	150,000
Tumalog National High School		260,000	260,000
Ulanguan National High School		309,000	309,000
Veruela National High School Annex - Nueva Era High School		460,000	460,000	150,000
Wasian Integrated School		256,000	256,000

Division of Bayugan City	14,249,000	2,969,000	17,218,000	2,879,000

Division Office - Proper	289,000		289,000
Bayugan City Senior High School (Stand Alone)				2,358,000
Bayugan National Comprehensive High School - Magkiangkang Integrated School	3,346,000	547,000	3,893,000
Berseba National High School Annex (San Juan National High School - Berseba NHS Annex)	1,226,000	407,000	1,633,000
Marcelina National High School - Mount Olive National High School Annex	1,537,000	380,000	1,917,000	192,000
Mount Carmel National High School	6,113,000	439,000	6,552,000	150,000
Noli National High School -Calaitain National High School Annex	1,738,000	692,000	2,430,000	179,000
San Agustin National High School		241,000	241,000
Victoriana Peling Tagbe National High School		263,000	263,000

Division of Bislig City	61,555,000	6,703,000	68,258,000	1,668,000

Division Office - Proper	1,120,000		1,120,000
Bucto National High School	3,770,000	389,000	4,159,000	204,000
Coleto Integrated School	467,000	336,000	803,000
Danipas National High School	5,373,000	437,000	5,810,000
Labisma Integrated School	403,000	306,000	709,000
Mabog National High School	7,112,000	693,000	7,805,000	243,000
Maharlika National High School	9,301,000	735,000	10,036,000	284,000
Mone National High School	4,231,000	435,000	4,666,000
Pamaypayan Integrated School		286,000	286,000
San Fernando Integrated School	403,000	332,000	735,000
San Isidro National High School	6,188,000	532,000	6,720,000
San Jose National High School	6,117,000	539,000	6,656,000	150,000
San Vicente National High School	5,070,000	511,000	5,581,000	150,000
Sikahoy National High School	3,842,000	393,000	4,235,000	150,000
Sta. Cruz National High School	4,303,000	380,000	4,683,000
Tumanan National High School	3,855,000	399,000	4,254,000
Stand Alone Senior High School				487,000

JANUARY 3, 2022	OFFICIAL GAZETTE	979
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HS
	PS	MOOE	TOTAL	MOOE
Division of Butuan City	168,031,000	16,717,000	184,748,000	4,857,000

Division Office - Proper	2,449,000		2,449,000
Alviola Integrated School		768,000	768,000	169,000
Ambago Integrated School		299,000	299,000
Ampayon National High School	21,908,000	1,223,000	23,131,000	255,000
Anticala National High School	13,890,000	968,000	14,858,000	286,000
Aupagan National High School	6,974,000	413,000	7,387,000	150,000
Bagong Silang Integrated School	6,173,000	573,000	6,746,000	150,000
Bancasi Integrated School		260,000	260,000
Baobaoan Integrated School		217,000	217,000
Basag Integrated School	4,825,000	333,000	5,158,000	150,000
Bilay National High School	4,264,000	435,000	4,699,000	150,000
Bugsukan Integrated School		339,000	339,000	150,000
Butuan City Senior High School Stand Alone				620,000
Cabcabon Integrated School	4,540,000	303,000	4,843,000	150,000
Consuelo National High School	3,645,000	491,000	4,136,000	150,000
Doongan Integrated School		385,000	385,000
Florida National High School	6,967,000	556,000	7,523,000	181,000
Kinamlutan National High School	20,197,000	936,000	21,133,000	150,000
La Soledad National High School	5,869,000	321,000	6,190,000	150,000
La Trinidad Integrated School		433,000	433,000	167,000
Maguinda National High School	9,373,000	691,000	10,064,000	225,000
Mahay Integrated School		433,000	433,000	150,000
Maibu Integrated School	5,245,000	485,000	5,730,000	150,000
Manila de Bugabos Integrated School	4,735,000	275,000	5,010,000	150,000
Maon Integrated School		350,000	350,000
Pareja Integrated School		407,000	407,000	150,000
Pedro B. Duncano Integrated School	9,894,000	688,000	10,582,000	200,000
Pigdaulan National High School	26,497,000	1,163,000	27,660,000	353,000
Pinamanculan National High School	5,216,000	567,000	5,783,000	150,000
Riverside Integrated School		541,000	541,000
Salvacion Integrated School		222,000	222,000
Sumile National High School	5,370,000	541,000	5,911,000	151,000
Tagabaca Integrated School		233,000	233,000
Tagkiling Tribal Integrated School		310,000	310,000	150,000
Villa Kanangga Integrated School		277,000	277,000
West Central Integrated School		281,000	281,000

Division of Cabadbaran City	33,368,000	4,094,000	37,462,000	1,094,000

Division Office - Proper	713,000		713,000
Calamba National High School	32,655,000	1,237,000	33,892,000	309,000
Chief Justice Ramon Avancena Integrated School		240,000	240,000
Del Pilar Integrated School		554,000	554,000	150,000
Francisco C. Jongko National High School		244,000	244,000
La Union Integrated School		606,000	606,000
La Union Senior High School (Stand Alone)				485,000
Lusong National High School		246,000	246,000
Mahaba Integrated School		242,000	242,000
Norcaces Integrated School (Evening Opportunity High School)		275,000	275,000
Puting Bato National High School		450,000	450,000	150,000

Division of Dinagat Island	68,986,000	10,177,000	79,163,000	3,711,000

Division Office - Proper	1,514,000		1,514,000
Albor National High School - Osmeña National High School Annex	1,284,000	383,000	1,667,000	150,000
Cab-Ilan National High School	2,126,000	388,000	2,514,000
Cuarenta National High School	2,978,000	409,000	3,387,000	150,000
Del Pilar National High School	6,209,000	411,000	6,620,000	150,000
Doña Helene National High School		328,000	328,000
Edera National High School	906,000	337,000	1,243,000	150,000
General Aguinaldo National High School		382,000	382,000
Jade B. Ecleo-Aurelio Memorial National High School	1,764,000	646,000	2,410,000	190,000
Llamera National High School	883,000	395,000	1,278,000	150,000
Loreto National High School				664,000
Malinao National High School	4,242,000	423,000	4,665,000	150,000
Melgar National High School	4,728,000	416,000	5,144,000	150,000

980	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

	JUNIOR HIGH SCHOOL			SENIOR HS
REGION / SDO / SECONDARY SCHOOLS	PS	MOOE	TOTAL	MOOE
New Nazareth National High School	1,223,000	427,000	1,650,000	150,000
Panamaon National High School Annex	1,717,000	395,000	2,112,000
Plaridel National High School	7,316,000	529,000	7,845,000	150,000
Primitivo J. Ebol Memorial National High School (Lapus Magsaysay National High School)	938,000	387,000	1,325,000	150,000
Rizal National High School	6,076,000	369,000	6,445,000	150,000
Rizal National High School - Puerto Princesa - Moleta NHS Annex	1,873,000	393,000	2,266,000	150,000
Roma National High School		222,000	222,000
Rosita National High School	3,675,000	402,000	4,077,000	150,000
San Jose National High School	7,295,000	611,000	7,906,000	199,000
Sering National High School	7,054,000	534,000	7,588,000	192,000
Tag-Abaca National High School - Rita Glenda NHS Annex	1,747,000	374,000	2,121,000	150,000
Tubajon National High School - Mabini National High School Annex	1,749,000	365,000	2,114,000	150,000
Valencia National High School	1,689,000	651,000	2,340,000	216,000

Division of Siargao	72,507,000	8,159,000	80,666,000	2,632,000

Division Office - Proper	1,182,000		1,182,000
Alegria National High School - Annex	1,320,000	352,000	1,672,000	150,000
Burgos National High School	8,565,000	613,000	9,178,000	218,000
Caridad National High School	3,511,000	403,000	3,914,000	150,000
Consolacion National High School	5,868,000	539,000	6,407,000	161,000
Dagohoy National High School - Annex		334,000	334,000
Gen. Luna National High School - Consuelo National High School Annex		361,000	361,000
Gen. Luna National High School - Suyangan National High School	810,000	325,000	1,135,000	150,000
Libertad National High School	3,919,000	389,000	4,308,000	150,000
Mariano Matugas Memorial National High School	5,877,000	521,000	6,398,000	179,000
Nueva Estrella National High School	5,463,000	511,000	5,974,000	154,000
Oguing Navarro Memorial National High School - Annex	1,226,000	341,000	1,567,000	170,000
Pamosaingan National High School	3,920,000	413,000	4,333,000	150,000
Roxas National High School	6,040,000	573,000	6,613,000	150,000
San Benito National High School	6,616,000	578,000	7,194,000	179,000
Siargao National Science High School	5,018,000	458,000	5,476,000	172,000
Socorro National High School - Atoyay National High School Annex	938,000	355,000	1,293,000	150,000
Sta. Fe National High School	6,428,000	556,000	6,984,000	199,000
Union National High School	5,806,000	537,000	6,343,000	150,000

Division of Surigao City	67,708,000	7,532,000	75,240,000	2,420,000

Division Office - Proper	1,054,000		1,054,000
Alegria National High School	2,895,000	421,000	3,316,000	150,000
Cabrera-Altres National High School		587,000	587,000	150,000
Cantiasay National High School (Zaragoza National High School - Cantiasay National High School Annex)	2,449,000	426,000	2,875,000	150,000
Capalayan National High School	9,934,000	759,000	10,693,000	250,000
Day-asan National High School	10,962,000	825,000	11,787,000	220,000
Juan P. Cedo, Sr. Memorial High School (Buenavista National High School)	4,465,000	405,000	4,870,000	150,000
Libuac National High School	2,595,000	351,000	2,946,000	150,000
Lipata National High School - Annex	3,990,000	471,000	4,461,000	150,000
Mabini National High School - Annex	2,236,000	354,000	2,590,000	150,000
Manyagao National High School - Annex	2,102,000	391,000	2,493,000	150,000
Rizal National High School	7,645,000	596,000	8,241,000
San Jose National High School (Zaragoza National High School - San Jose National High School Annex)	2,222,000	357,000	2,579,000	150,000
Surigao City - Nonoc National High School Annex		300,000	300,000	150,000
Surigao City - Talisay National High School Annex		304,000	304,000	150,000
Wilfredo D. Rafols Memorial National High School	3,444,000	402,000	3,846,000	150,000
Zaragoza National High School	11,715,000	583,000	12,298,000	150,000

Division of Surigao del Norte	89,036,000	9,880,000	98,916,000	4,716,000

Division Office - Proper	1,728,000		1,728,000
Alegria Stand Alone Senior High School				1,219,000
Cantapoy National High School	8,208,000	582,000	8,790,000	215,000

JANUARY 3, 2022	OFFICIAL GAZETTE	981
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

	JUNIOR HIGH SCHOOL			SENIOR HS
REGION / SDO / SECONDARY SCHOOLS	PS	MOOE	TOTAL	MOOE
Cawilan National High School - Annex		461,000	461,000	150,000
Dakung Patag National High School - Annex (TS Pantilo, Sr. Memorial High School)	3,067,000	458,000	3,525,000	150,000
Gigaquit National School of Home Industries - Lasicam Peral National High School Annex	2,155,000	415,000	2,570,000	150,000
Hinatuan Integrated School		223,000	223,000
Lakandula National High School	4,032,000	438,000	4,470,000	150,000
Magpayang National High School	8,965,000	712,000	9,677,000	248,000
Mainit National High School - Paco National High School Annex	3,776,000	391,000	4,167,000	150,000
Masgad National High School - Bunyasan National High School Annex	7,242,000	627,000	7,869,000	232,000
Masgad National High School - Malimono National High School Annex	8,984,000	726,000	9,710,000	270,000
Matin-ao National High School - Hacienda National High School Annex	3,738,000	616,000	4,354,000	195,000
Pananay-an National High School Annex (Placer National High School)		374,000	374,000	150,000
Payapag National High School - Annex (Campo National High School)	829,000	502,000	1,331,000	154,000
Pili National High School	6,247,000	573,000	6,820,000	184,000
T.S. Pantilo, Sr. Memorial National High School - Mayag National High School Annex	3,499,000	400,000	3,899,000	150,000
Taganito National High School	18,066,000	1,524,000	19,590,000	747,000
Talavera National High School	3,316,000	579,000	3,895,000	202,000
Villa Riza National High School	5,184,000	279,000	5,463,000

Division of Surigao del Sur	142,981,000	32,429,000	175,410,000	10,783,000

Division Office - Proper	4,616,000		4,616,000
Agsam Integrated School		371,000	371,000	153,000
Alba Integrated School		229,000	229,000
Angga A. Maca Tribal National High School		328,000	328,000
Anibongan Integrated School		358,000	358,000	150,000
Antipolo National High School	4,372,000	444,000	4,816,000	150,000
Baculin Integrated School		439,000	439,000	150,000
Badong Integrated School (Gamut National High School - (Tago) Badong National High School)	2,230,000	407,000	2,637,000	150,000
Bangsud Integrated School		421,000	421,000	151,000
Biga-an National High School	1,303,000	412,000	1,715,000	150,000
Bingcongan Integrated School (Tagasaka National High School - Bingcongan National High School Annex)		395,000	395,000	150,000
Bitaugan Integrated School		382,000	382,000	150,000
Bolhoon National High School	2,629,000	521,000	3,150,000	150,000
Bunga Integrated School		209,000	209,000
Burgos National High School	7,952,000	632,000	8,584,000	263,000
Cabacungan National High School	3,813,000	461,000	4,274,000	150,000
Cabangahan Integrated School		290,000	290,000	150,000
Carpenito Integrated School		374,000	374,000	150,000
Clarence TY Pimentel National High School	13,821,000	825,000	14,646,000	468,000
Consuelo National High School - Annex		308,000	308,000	150,000
Cresencio S. Lago National High School	5,103,000	620,000	5,723,000	220,000
D. L. Osano National High School	5,725,000	489,000	6,214,000	150,000
Davisol National High School	3,026,000	352,000	3,378,000	150,000
Domingo M. Alimboyong Memorial Integrated School		393,000	393,000
Dugmanon National High School	7,013,000	565,000	7,578,000	150,000
Esperanza Integrated School (Carmen NAHS - Esperanza NHS)		399,000	399,000	150,000
F.H. Irizari Memorial National High School - Pakwan National High School Annex		389,000	389,000	150,000
Gacub Atad S. Iligan Tribal National High School		260,000	260,000
Gata Integrated School		326,000	326,000	150,000
Hinatuan National Comprehensive High School - Cambatong NHS Annex		564,000	564,000	209,000
Hinatuan National Comprehensive High School - Roxas NHS Annex		302,000	302,000	150,000
Ibuan Tribal National High School		250,000	250,000
Isla General Integrated School		312,000	312,000	150,000
Javier National High School	6,734,000	733,000	7,467,000	211,000

982	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

	JUNIOR HIGH SCHOOL			SENIOR HS
REGION / SDO / SECONDARY SCHOOLS	PS	MOOE	TOTAL	MOOE
Jose San Victories National High School Annex (Unidad National High School - Cagwait NHS Annex)		576,000	576,000	216,000
Kahayagan National High School	3,802,000	397,000	4,199,000	150,000
Libas Sud Integrated School		526,000	526,000	156,000
Loyola National High School (Tagasaka National High School - Loyola National High School Annex)	1,723,000	421,000	2,144,000	169,000
Madrid National High School - Union National High School Annex	2,115,000	367,000	2,482,000	150,000
Maglambing Integrated School		493,000	493,000	150,000
Maglatab National High School	3,869,000	454,000	4,323,000	150,000
Mahogany Integrated School		240,000	240,000
Malixi Integrated School		329,000	329,000	150,000
Manambia Integrated School		443,000	443,000	150,000
Marihatag National Agricultural High School - Mararag National High School Annex	3,064,000	519,000	3,583,000	150,000
Matho Integrated School		535,000	535,000	174,000
Maurillo Avila Integrated School		206,000	206,000
Napanpanan Integrated School		211,000	211,000
Nurcia Integrated School		376,000	376,000	150,000
Osmeña Integrated School		366,000	366,000	150,000
Palasao Integrated School (Cantilan National High School - Palasao National High School Annex)		385,000	385,000	150,000
Pamian Integrated School		230,000	230,000
Panaosawon Integrated School		261,000	261,000
Panikian National High School	6,881,000	541,000	7,422,000	150,000
Parang National High School	8,236,000	733,000	8,969,000	296,000
Pinanapatan Integrated School		253,000	253,000
Quary 1 Integrated School		498,000	498,000	150,000
Quezon Integrated School		451,000	451,000	150,000
R. Moreno Integrated School		246,000	246,000
Rajah Cabungsuan Integrated Secondary School		338,000	338,000	150,000
Rizal National High School-Annex	816,000	447,000	1,263,000	150,000
San Isidro Integrated School		217,000	217,000
San Miguel National Comprehensive High School - Mahayag National High School Annex	3,330,000	443,000	3,773,000	150,000
San Miguel National Comprehensive High School - Sagbayan National High School Annex		641,000	641,000	261,000
San Miguel National Comprehensive High School - San Miguel National High School Annex		939,000	939,000	520,000
San Miguel National Comprehensive High School - San Roque National High School Annex		537,000	537,000	160,000
San Pedro Integrated School		208,000	208,000
San Vicente National High School	4,664,000	455,000	5,119,000	150,000
Santa Juana National High School	10,050,000	571,000	10,621,000	150,000
Siagao Integrated School		223,000	223,000
Sta. Juana National High School - Jobar NHS Annex		397,000	397,000	150,000
Sta. Maria Integrated School		456,000	456,000	150,000
Tambis National High School	13,845,000	1,088,000	14,933,000	387,000
Tarusan Integrated School		273,000	273,000	150,000
Tigao National High School	9,204,000	574,000	9,778,000	383,000
Victoria Integrated School		215,000	215,000
Wakat National High School	3,045,000	590,000	3,635,000	236,000
Division of Tandag City	7,491,000	1,312,000	8,803,000	150,000

Division Office - Proper	292,000		292,000
Carmen Integrated Secondary School		401,000	401,000	150,000
Meliton M. Ajos Memorial Integrated School		318,000	318,000
Vicente L. Pimentel, Sr. National High School	7,199,000	593,000	7,792,000	—

Grand Total	44,286,882,000	4,402,042,000	48,688,924,000	1,457,536,000

JANUARY 3, 2022	OFFICIAL GAZETTE	983
HEALTH FACILITIES ENHANCEMENT PROGRAM (HFEP)

HEALTH FACILITIES ENHANCEMENT

PROGRAMS UNDER DOH

FISCAL YEAR 2022

984	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

JANUARY 3, 2022	OFFICIAL GAZETTE	985
HEALTH FACILITIES ENHANCEMENT PROGRAM (HFEP)

DEPARTMENT OF HEALTH
2022 HEALTH FACILITIES ENHANCEMENT PROGRAM

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
1. Barangay Health Stations	470,260,000	98,735,000	25,000,000	593,995,000

1.a Completion/Upgrading/Repair and Equipping of Barangay Health Station (BHS)	470,260,000	98,735,000	25,000,000	593,995,000

REGION I	7,000,000	28,000,000		35,000,000

Ilocos Norte	7,000,000			7,000,000

Tabtabagan Brgy. Health Station, Banna	2,000,000			2,000,000
Barbarangay Brgy, Health Station with Birthing Facility, Banna	3,000,000			3,000,000
Binacag Brgy. Health Station, Banna	2,000,000			2,000,000
Pangasinan		28,000,000		28,000,000

Casanicolasan Brgy. Health Station, Rosales		200,000		200,000
Municipality of Asingan, Coldit Brgy. Health Station		200,000		200,000
Municipality of Asingan, Domanpot Brgy. Health Station		200,000		200,000
Municipality of Asingan, Dupac Brgy. Health Station		200,000		200,000
Municipality of Asingan, Macalong Brgy. Health Station		200,000		200,000
Municipality of Asingan, Palaris Brgy. Health Station		200,000		200,000
Municipality of Asingan, Poblacion East Brgy. Health Station		200,000		200,000
Municipality of Asingan, Poblacion West Brgy. Health Station		200,000		200,000
Municipality of Asingan, San Vicente East Brgy. Health Station		200,000		200,000
Municipality of Asingan, San Vicente West Brgy. Health Station		200,000		200,000
Municipality of Asingan, Sobol Brgy. Health Station		200,000		200,000
Municipality of Balungao, Poblacion Brgy. Health Station		200,000		200,000
Municipality of Balungao, San Andres Brgy. Health Station		200,000		200,000
Municipality of Balungao, San Aurelio 1st Brgy. Health Station		200,000		200,000
Municipality of Balungao, San Aurelio 2nd Brgy. Health Station		200,000		200,000
Municipality of Balungao, San Aurelio 3rd Brgy. Health Station		200,000		200,000
Municipality of Balungao, San Julian Brgy. Health Station		200,000		200,000
Municipality of Balungao, San Leon Brgy. Health Station		200,000		200,000
Municipality of Balungao, San Marcelino Brgy. Health Station		200,000		200,000
Municipality of Balungao, San Miguel Brgy. Health Station		200,000		200,000
Municipality of Rosales, Guiling Brgy. Health Station		200,000		200,000
Municipality of Natividad, Luna Brgy. Health Station		200,000		200,000
Municipality of Natividad, Poblacion East Brgy. Health Station		200,000		200,000
Municipality of Natividad, Salud Brgy. Health Station		200,000		200,000
Municipality of Natividad, San Macario Norte Brgy. Health Station		200,000		200,000
Municipality of Natividad, San Maximo Brgy. Health Station		200,000		200,000
Municipality of Natividad, San Miguel Brgy. Health Station		200,000		200,000
Municipality of Natividad, Silag Brgy. Health Station		200,000		200,000
Municipality of Rosales, Carmen East Brgy. Health Station		200,000		200,000
Municipality of Rosales, Carmen West Brgy. Health Station		200,000		200,000
Municipality of Rosales, Coliling Brgy. Health Station		200,000		200,000
Municipality of Rosales, Don Antonio Village Brgy. Health Station		200,000		200,000
Municipality of Rosales, Rabago Brgy. Health Station		200,000		200,000
Municipality of Rosales, Rizal Brgy. Health Station		200,000		200,000
Municipality of Rosales, Salvacion Brgy. Health Station		200,000		200,000
Municipality of Rosales, San Angel Brgy. Health Station		200,000		200,000
Municipality of Rosales, San Bartolome Brgy. Health Station		200,000		200,000
Municipality of Rosales, San Isidro Brgy. Health Station		200,000		200,000
Municipality of Rosales, San Luis Brgy. Health Station		200,000		200,000
Municipality of Rosales, San Pedro East Brgy. Health Station		200,000		200,000
Municipality of Rosales, San Pedro West Brgy. Health Station		200,000		200,000
Municipality of Rosales, San Vicente Brgy. Health Station		200,000		200,000
Municipality of Rosales, Station District Brgy. Health Station		200,000		200,000
Municipality of Rosales, Tomana East Brgy. Health Station		200,000		200,000
Municipality of Rosales, Tomana West Brgy. Health Station		200,000		200,000
Municipality of Rosales, Zone I Brgy. Health Station		200,000		200,000
Municipality of Rosales, Zone II Brgy. Health Station		200,000		200,000
Municipality of Rosales, Zone III Brgy. Health Station		200,000		200,000
Municipality of Rosales, Zone IV Brgy. Health Station		200,000		200,000
Municipality of Rosales, Zone V Brgy. Health Station		200,000		200,000
Municipality of San Manuel, Narra Brgy. Health Station		200,000		200,000
Municipality of San Manuel, San Juan Brgy. Health Station		200,000		200,000
Municipality of San Manuel, San Roque Brgy. Health Station		200,000		200,000
Municipality of San Manuel, San Vicente Brgy. Health Station		200,000		200,000
Municipality of San Nicolas, Dalumpinas Brgy. Health Station		200,000		200,000

986	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Municipality of San Nicolas, Lungao Brgy. Health Station		200,000		200,000
Municipality of San Nicolas, Nagkaysa Brgy. Health Station		200,000		200,000
Municipality of San Nicolas, Nining Brgy. Health Station		200,000		200,000
Municipality of San Nicolas, Poblacion East Brgy. Health Station		200,000		200,000
Municipality of San Nicolas, Poblacion West Brgy. Health Station		200,000		200,000
Municipality of San Nicolas, Salingcob Brgy. Health Station		200,000		200,000
Municipality of San Nicolas, Salpad Brgy. Health Station		200,000		200,000
Municipality of San Nicolas, San Felipe West Brgy. Health Station		200,000		200,000
Municipality of San Nicolas, San Isidro Brgy. Health Station		200,000		200,000
Municipality of San Nicolas, San Jose Brgy. Health Station		200,000		200,000
Municipality of San Nicolas, San Rafael Centro Brgy. Health Station		200,000		200,000
Municipality of San Nicolas, San Rafael East Brgy. Health Station		200,000		200,000
Municipality of San Nicolas, San Roque Brgy. Health Station		200,000		200,000
Municipality of San Nicolas, Siblot Brgy. Health Station		200,000		200,000
Municipality of San Nicolas, Sobol Brgy. Health Station		200,000		200,000
Municipality of San Nicolas, Sta Maria East Brgy. Health Station		200,000		200,000
Municipality of San Nicolas, Sta Maria West Brgy. Health Station		200,000		200,000
Municipality of San Nicolas, Sto Tomas Brgy. Health Station		200,000		200,000
Municipality of San Quintin, Lagasit Brgy. Health Station		200,000		200,000
Municipality of San Quintin, Mabini Brgy. Health Station		200,000		200,000
Municipality of San Quintin, Mantacdang Brgy. Health Station		200,000		200,000
Municipality of San Quintin, Poblacion Zone 1 Brgy. Health Station		200,000		200,000
Municipality of San Quintin, Poblacion Zone 2 Brgy. Health Station		200,000		200,000
Municipality of San Quintin, Poblacion Zone 3 Brgy. Health Station		200,000		200,000
Municipality of San Quintin, San Pedro Brgy. Health Station		200,000		200,000
Municipality of San Quintin, Ungib Brgy. Health Station		200,000		200,000
Municipality of Sta. Maria, Namagbaan Brgy. Health Station		200,000		200,000
Municipality of Sta. Maria, Pataquid Brgy. Health Station		200,000		200,000
Municipality of Sta. Maria, Poblacion East Brgy. Health Station		200,000		200,000
Municipality of Sta. Maria, Poblacion West Brgy. Health Station		200,000		200,000
Municipality of Sta. Maria, Pugot Brgy. Health Station		200,000		200,000
Municipality of Sta. Maria, San Mariano Brgy. Health Station		200,000		200,000
Municipality of Sta. Maria, San Patricio Brgy. Health Station		200,000		200,000
Municipality of Sta. Maria, Sta Cruz Brgy. Health Station		200,000		200,000
Municipality of Tayug, Magallanes Brgy. Health Station		200,000		200,000
Municipality of Tayug, Panganiban Brgy. Health Station		200,000		200,000
Municipality of Tayug, Poblacion A Brgy. Health Station		200,000		200,000
Municipality of Tayug, Poblacion B Brgy. Health Station		200,000		200,000
Municipality of Tayug, Poblacion D Brgy. Health Station		200,000		200,000
Municipality of Tayug, Saleng Brgy. Health Station		200,000		200,000
Municipality of Tayug, Sto. Domingo Brgy. Health Station		200,000		200,000
Municipality of Tayug, Trenchera Brgy. Health Station		200,000		200,000
Municipality of Tayug, Zamora Brgy. Health Station		200,000		200,000
Municipality of Umingan, Baracbac Brgy. Health Station		200,000		200,000
Municipality of Umingan, Cabaruan Brgy. Health Station		200,000		200,000
Municipality of Umingan, Cadiz Brgy. Health Station		200,000		200,000
Municipality of Umingan, Calitlitan Brgy. Health Station		200,000		200,000
Municipality of Umingan, Capaz Brgy. Health Station		200,000		200,000
Municipality of Umingan, Carosalesan Brgy. Health Station		200,000		200,000
Municipality of Umingan, Casilan Brgy. Health Station		200,000		200,000
Municipality of Umingan, Caurdanetaan Brgy. Health Station		200,000		200,000
Municipality of Umingan, Concepcion Brgy. Health Station		200,000		200,000
Municipality of Umingan, Decreto Brgy. Health Station		200,000		200,000
Municipality of Umingan, Del Rosario Brgy. Health Station		200,000		200,000
Municipality of Umingan, Diaz Brgy. Health Station		200,000		200,000
Municipality of Umingan, Diket Brgy. Health Station		200,000		200,000
Municipality of Umingan, Don Justo Abalos Brgy. Health Station		200,000		200,000
Municipality of Umingan, Don Montano Brgy. Health Station		200,000		200,000
Municipality of Umingan, Esperanza Brgy. Health Station		200,000		200,000
Municipality of Umingan, Fulgosino Brgy. Health Station		200,000		200,000
Municipality of Umingan, Gonzales Brgy. Health Station		200,000		200,000
Municipality of Umingan, Labuan Brgy. Health Station		200,000		200,000
Municipality of Umingan, Lauren Brgy. Health Station		200,000		200,000
Municipality of Umingan, Lubong Brgy. Health Station		200,000		200,000
Municipality of Umingan, Mantacdang Brgy. Health Station		200,000		200,000
Municipality of Umingan, Maseil-seil Brgy. Health Station		200,000		200,000
Municipality of Umingan, Nampalcan Brgy. Health Station		200,000		200,000
Municipality of Umingan, Nancalabasaan Brgy. Health Station		200,000		200,000
Municipality of Umingan, Pangangaan Brgy. Health Station		200,000		200,000
Municipality of Umingan, Papallasen Brgy. Health Station		200,000		200,000
Municipality of Umingan, Pemienta Brgy. Health Station		200,000		200,000
Municipality of Umingan, Poblacion East Brgy. Health Station		200,000		200,000

JANUARY 3, 2022	OFFICIAL GAZETTE	987
HEALTH FACILITIES ENHANCEMENT PROGRAM (HFEP)

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Municipality of Umingan, Poblacion West Brgy. Health Station		200,000		200,000
Municipality of Umingan, Prado Brgy. Health Station		200,000		200,000
Municipality of Umingan, Ricos Brgy. Health Station		200,000		200,000
Municipality of Umingan, San Andres Brgy. Health Station		200,000		200,000
Municipality of Umingan, San Juan Brgy. Health Station		200,000		200,000
Municipality of Umingan, San Leon Brgy. Health Station		200,000		200,000
Municipality of Umingan, San Pablo Brgy. Health Station		200,000		200,000
Municipality of Umingan, San Vicente Brgy. Health Station		200,000		200,000
Municipality of Umingan, Sinabaan Brgy. Health Station		200,000		200,000
Municipality of Umingan, Sta Maria Brgy. Health Station		200,000		200,000
Municipality of Umingan, Sta Rosa Brgy. Health Station		200,000		200,000
Municipality of Umingan, Tanggal Sawang Brgy. Health Station		200,000		200,000
Municipality of Umingan, Cabatuan Brgy. Health Station		200,000		200,000

CAR	7,250,000	2,250,000		9,500,000

Benguet	7,250,000	2,250,000		9,500,000

Municipality of Baguias, Amgaleyguey Brgy. Health Station	1,000,000			1,000,000
Municipality of Bakun, Bagtangan Brgy. Health Station	850,000			850,000
Municipality of Bokod, Banao Brgy. Health Station		150,000		150,000
Municipality of Bokod, Bila - Salishet Brgy. Health Station		150,000		150,000
Municipality of Kapangan, Sagubo Brgy. Health Station		150,000		150,000
Municipality of Kapangan, Taba-ao Brgy. Health Station	850,000			850,000
Municipality of Kibungan, Les-eng Tacadang Brgy. Health Station		150,000		150,000
Municipality of Kibungan, Mocgao Brgy. Health Station	850,000			850,000
Municipality of Kibungan, Sagpat Brgy. Health Station	1,000,000	150,000		1,150,000
Municipality of La Trinidad, Alno (Conig) Brgy. Health Station		150,000		150,000
Municipality of La Trinidad, Lubas (Guitley) Brgy. Health Station		150,000		150,000
Municipality of Mankayan, Balili Brgy. Health Station		150,000		150,000
Municipality of Mankayan, Colalo Brgy. Health Station		150,000		150,000
Municipality of Mankayan, Sapid Brgy. Health Station		150,000		150,000
Municipality of Mankayan, Guinaoang Brgy. Health Station		150,000		150,000
Municipality of Mankayan, Tabio Brgy. Health Station		150,000		150,000
Municipality of Sablan, Bagong Brgy. Health Station	850,000			850,000
Municipality of Sablan, Bayabas Brgy. Health Station		150,000		150,000
Municipality of Sablan, Monglo (Bayabas) Brgy. Health Station	850,000			850,000
Municipality of Sablan, Pappa Brgy. Health Station		150,000		150,000
Municipality of Tublay, Baayan Brgy. Health Station	1,000,000	150,000		1,150,000

Region II	17,600,000	1,300,000	10,000,000	28,900,000

Batanes	4,500,000	800,000		5,300,000

Municipality of Itbayat, Yawran Brgy. Health Station	1,000,000			1,000,000
Municipality of Ivana, San Vicente Brgy. Health Station	1,000,000	300,000		1,300,000
Municipality of Mahatao, Panatayan Brgy. Health Station	1,000,000	500,000		1,500,000
Municipality of Sabtang, Sumnanga Brgy. Health Station	500,000			500,000
Municipality of Uyugan, Itbud Brgy. Health Station	1,000,000			1,000,000

Isabela	7,500,000			7,500,000

Municipality of Luna, Cabaruan Brgy. Health Station	1,000,000			1,000,000
Municipality of Luna, Harana Brgy. Health Station	500,000			500,000
Municipality of Luna, Puroc Brgy. Health Station	500,000			500,000
Municipality of Luna, Union Kalinga Brgy. Health Station	500,000			500,000
Municipality of San Isidro, Dona Victorina Brgy. Health Station	1,000,000			1,000,000
Municipality of San Isidro, Gud Brgy. Health Station	1,000,000			1,000,000
Municipality of San Isidro, Nagbukel Brgy. Health Station	1,000,000			1,000,000
Municipality of San Isidro, Paulina Brgy. Health Station	1,000,000			1,000,000
Municipality of San Isidro, Quezon Brgy. Health Station	1,000,000			1,000,000

Nueva Vizcaya	5,600,000	500,000	10,000,000	16,100,000

Municipality of Ambaguio, Dulli Brgy. Health Station	1,000,000	100,000		1,100,000
Municipality of Bayombong, Brgy. District IV Brgy. Health Station			2,500,000	2,500,000
Municipality of Dupax del Sur, Kinabuan Brgy. Health Station			2,500,000	2,500,000
Municipality of Quezon, Dagupan Brgy. Health Station			2,500,000	2,500,000
Municipality of Sta. Fe, Buyasyas Brgy. Health Station			2,500,000	2,500,000
Municipality of Villaverde, Bintawan Norte Brgy. Health Station	1,000,000			1,000,000
Municipality of Villaverde, Brgy. Bintawan Brgy. Health Station	600,000			600,000
Municipality of Villaverde, Brgy. Cabuluan Brgy. Health Station	1,000,000	100,000		1,100,000
Municipality of Villaverde, Brgy. Nagbitin Brgy. Health Station	1,000,000	100,000		1,100,000
Municiplaity of Ambaguio, Poblacion Brgy. Health Station	1,000,000	200,000		1,200,000

988	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Region III	41,000,000	26,450,000	12,500,000	79,950,000

Aurora	3,000,000	150,000		3,150,000

Municipality of Casiguran, Culat Brgy. Health Station		150,000		150,000
Municipality of Dingalan, Dikapanikian Brgy. Health Station	1,000,000			1,000,000
Municipality of Dingalan, Umiray Brgy. Health Station	1,000,000			1,000,000
Municipality of San Luis, Dikapinisan Brgy. Health Station	1,000,000			1,000,000

Bataan	1,000,000			1,000,000

Municipality of Samal, Gugo Brgy. Health Station	1,000,000			1,000,000

Bulacan	18,000,000	300,000	7,500,000	25,800,000

Bangkal Brgy. Health Station			2,500,000	2,500,000
City of San Jose del Monte, Sta. Cruz IV Brgy. Health Station	1,000,000			1,000,000
City of San Jose del Monte, Citrus Brgy. Health Station	1,000,000			1,000,000
Municipality of Angat, Marungko Brgy. Health Station		150,000		150,000
Municipality of Angat Binagbag Brgy. Health Station	1,000,000			1,000,000
Municipality of Angat, Baybay Brgy. Health Station	1,000,000			1,000,000
Municipality of Angat, Banaban Brgy. Health Station		150,000		150,000
Municipality of Angat, Donacion Brgy. Health Station	1,000,000			1,000,000
Municipality of Angat, Pulong Yantok Brgy. Health Station	1,000,000			1,000,000
Municipality of Angat, Sto Cristo Brgy. Health Station	1,000,000			1,000,000
Municipality of Angat, Sulucan Brgy. Health Station	1,000,000			1,000,000
Municipality of Baliwag, Sabang Brgy. Health Station			2,500,000	2,500,000
Municipality of Bocaue, Duhat Health Center	1,000,000			1,000,000
Municipality of Bustos, Camachilihan Brgy. Health Station	1,000,000			1,000,000
Municipality of Bustos, Bonga Menor Brgy. Health Station	1,000,000			1,000,000
Municipality of Bustos, San Pedro Brgy. Health Station	1,000,000			1,000,000
Municipality of Bustos, Talampas Brgy. Health Station	1,000,000			1,000,000
Municipality of Bustos, Buisan Brgy. Health Station	1,000,000			1,000,000
Municipality of Guiguinto, Tabang Brgy. Health Station	1,000,000			1,000,000
Municipality of Paombong, Pinalagdan Brgy. Health Station	1,000,000			1,000,000
Municipality of San Ildefonso, Casalat Brgy. Health Station	1,000,000			1,000,000
Municipality of Sta. Maria, San Gabriel Brgy. Health Station	1,000,000			1,000,000
Tiaong Brgy. Health Station			2,500,000	2,500,000

Nueva Ecija	4,500,000	3,600,000	2,500,000	10,600,000

City of Muñoz San Antonio Brgy. Health Station	1,000,000	150,000		1,150,000
Municipality of Aliaga, Bibiclat Brgy. Health Station		150,000		150,000
Municipality of Aliaga, San Emiliano Brgy. Health Station		150,000		150,000
Municipality of Aliaga, Sto. Tomas Brgy. Health Station		150,000		150,000
Municipality of Aliaga, Sunson Brgy. Health Station		150,000		150,000
Municipality of Aliaga, Poblacion East 2 Brgy. Health Station		150,000		150,000
Municipality of Bongabon, Ariendo Brgy. Health Station		150,000		150,000
Municipality of Bongabon, San Roque Brgy. Health Station		150,000		150,000
Municipality of Bongabon, Sinipit Brgy. Health Station		150,000		150,000
Municipality of Bongabon, Antipolo Brgy. Health Station		150,000		150,000
Municipality of Bongabon, Pesa Brgy. Health Station		150,000		150,000
Municipality of Carranglan, Minuli Brgy. Health Station	500,000	150,000		650,000
Municipality of Cuyapo, Colosboa Brgy. Health Station		150,000		150,000
Municipality of Guimba, Macatcatuit Brgy. Health Station		150,000		150,000
Municipality of Guimba, Manggang Marikit Brgy. Health Station		150,000		150,000
Municipality of Guimba, Partida 1 Brgy. Health Station		150,000		150,000
Municipality of Guimba, Sta. Lucia Brgy. Health Station		150,000		150,000
Municipality of Lupao, Parista Brgy. Health Station	500,000			500,000
Municipality of Pantabangan, Conversion Brgy. Health Station	500,000			500,000
Municipality of Sto. Domingo, Comitang Brgy. Health Station		150,000		150,000
Municipality of Sto. Domingo, Malaya Brgy. Health Station		150,000		150,000
Municipality of Sto. Domingo, San Pascual Brgy. Health Station		150,000		150,000
Municipality of Sto. Domingo, Sta. Rita Brgy. Health Station		150,000		150,000
Municipality of Talavera, Bugtong na buli Brgy. Health Station		150,000		150,000
Municipality of Talavera, Homestead Brgy. Health Station		150,000		150,000
Municipality of Talugtug, Patola Brgy. Health Station	1,000,000			1,000,000
Municipality of Talugtug, Saverona Brgy. Health Station	1,000,000	150,000		1,150,000
Villa Aglipay Brgy. Health Station			2,500,000	2,500,000

Pampanga	9,500,000	4,400,000	2,500,000	16,400,000

City of Angeles, Cuayan Brgy. Health Station		150,000		150,000
City of Angeles, Pulong Maragul Brgy. Health Station		150,000		150,000
City of Angeles, San Jose Brgy. Health Station		150,000		150,000

JANUARY 3, 2022	OFFICIAL GAZETTE	989
HEALTH FACILITIES ENHANCEMENT PROGRAM (HFEP)

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
City of Angeles, Anunas Brgy. Health Station		150,000		150,000
City of San Fernando, Maimpis Brgy. Health Station	500,000			500,000
Lubao, Bancal Pugad Brgy. Health Station	1,000,000	200,000		1,200,000
Lubao, San Nicolas II Brgy. Health Station	1,500,000			1,500,000
Municipality of Arayat, San Juan Baño Brgy. Health Station		150,000		150,000
Municipality of Floridablanca, Apalit Brgy. Health Station		150,000		150,000
Municipality of Floridablanca, Fortuna Brgy. Health Station		150,000		150,000
Municipality of Floridablanca, Paguiruan Brgy. Health Station		150,000		150,000
Municipality of Floridablanca, Palmayo Brgy. Health Station		150,000		150,000
Municipality of Floridablanca, San Jose Brgy. Health Station		150,000		150,000
Municipality of Floridablanca, San Nicolas Brgy. Health Station		150,000		150,000
Municipality of Floridablanca, Sta. Monica Brgy. Health Station		150,000		150,000
Municipality of Floridablanca, Valdez Brgy. Health Station		150,000		150,000
Municipality of Macabebe, Candelaria Brgy. Health Station	1,000,000			1,000,000
Municipality of Macabebe, Castuli Brgy. Health Station		150,000		150,000
Municipality of Macabebe, Dalayap Brgy. Health Station		150,000		150,000
Municipality of Macabebe, San Juan Brgy. Health Station	1,000,000			1,000,000
Municipality of Macabebe, Sto Rosario Brgy. Health Station		150,000		150,000
Municipality of Masantol, Bulacus Brgy. Health Station	750,000			750,000
Municipality of Masantol, Nigui Brgy. Health Station	750,000			750,000
Municipality of Masantol, Sagrada Brgy. Health Station	750,000			750,000
Municipality of Masantol, San Pedro Brgy. Health Station	750,000	150,000		900,000
Municipality of Masantol, Sapang Kawayan Brgy. Health Station		150,000		150,000
Municipality of Masantol, Sta. Lucia Brgy. Health Station	750,000			750,000
Municipality of Masantol, Sta. Cruz Brgy. Health Station	750,000			750,000
Municipality of Minalin, San Francisco De Assisi Brgy. Health Station		150,000		150,000
Municipality of Minalin, Sta. Maria Brgy. Health Station		150,000		150,000
Municipality of Minalin, Sto Domingo Brgy. Health Station		150,000		150,000
Municipality of Minalin, Sto. Rosario Brgy. Health Station		150,000		150,000
Municipality of San Simon, Concepcion Brgy. Health Station		150,000		150,000
Municipality of San Simon, San Juan Brgy. Health Station		150,000		150,000
Municipality of San Simon, San Miguel Brgy. Health Station		150,000		150,000
Municipality of Sta. Ana, San Bartolome Brgy. Health Station		150,000		150,000
Municipality of Sta. Ana, Santiago Brgy. Health Station		150,000		150,000
Municipality of Sta. Ana, Sta. Lucia Brgy. Health Station		150,000		150,000
Sta. Rita Birthing Station			2,500,000	2,500,000

Tarlac	2,000,000	17,700,000		19,700,000

City of Tarlac, Cut-Cut II Brgy. Health Station		150,000		150,000
City of Tarlac, Aguso Brgy. Health Station		150,000		150,000
City of Tarlac, Alvindia Segundo Brgy. Health Station		150,000		150,000
City of Tarlac, Amucao Brgy. Health Station		150,000		150,000
City of Tarlac, Armenia Brgy. Health Station		150,000		150,000
City of Tarlac, Asturias Brgy. Health Station		150,000		150,000
City of Tarlac, Atioc Brgy. Health Station		150,000		150,000
City of Tarlac, Balanti Brgy. Health Station		150,000		150,000
City of Tarlac, Balibago I Brgy. Health Station		150,000		150,000
City of Tarlac, Balibago II Brgy. Health Station		150,000		150,000
City of Tarlac, Balingcanaway Brgy. Health Station		150,000		150,000
City of Tarlac, Banaba Brgy. Health Station		150,000		150,000
City of Tarlac, Bantog Brgy. Health Station		150,000		150,000
City of Tarlac, Binauganan Brgy. Health Station		150,000		150,000
City of Tarlac, Bora Brgy. Health Station		150,000		150,000
City of Tarlac, Buenavista Brgy. Health Station		150,000		150,000
City of Tarlac, Care Brgy. Health Station		150,000		150,000
City of Tarlac, Central Brgy. Health Station		150,000		150,000
City of Tarlac, Cut-Cut I Brgy. Health Station		150,000		150,000
City of Tarlac, Dalayap Brgy. Health Station		150,000		150,000
City of Tarlac, Dela Paz Brgy. Health Station		150,000		150,000
City of Tarlac, Dolores Brgy. Health Station		150,000		150,000
City of Tarlac, Laoang Brgy. Health Station		150,000		150,000
City of Tarlac, Ligtasan Brgy. Health Station		150,000		150,000
City of Tarlac, Lourdes Brgy. Health Station		150,000		150,000
City of Tarlac, Mabini Brgy. Health Station		150,000		150,000
City of Tarlac, Mapalad Brgy. Health Station		150,000		150,000
City of Tarlac, Matadero Brgy. Health Station		150,000		150,000
City of Tarlac, Paraiso Brgy. Health Station		150,000		150,000
City of Tarlac, San Carlos Brgy. Health Station		150,000		150,000
City of Tarlac, San Francisco Brgy. Health Station		150,000		150,000
City of Tarlac, San Jose Brgy. Health Station		150,000		150,000
City of Tarlac, San Luis Brgy. Health Station		150,000		150,000
City of Tarlac, San Nicolas Brgy. Health Station		150,000		150,000

990	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
City of Tarlac, San Pascual Brgy. Health Station		150,000		150,000
City of Tarlac, San Roque Brgy. Health Station		150,000		150,000
City of Tarlac, San Sebastian Brgy. Health Station		150,000		150,000
City of Tarlac, San Vicente Brgy. Health Station		150,000		150,000
City of Tarlac, Santa Cruz (Alvindia Primero) Brgy. Health Station		150,000		150,000
City of Tarlac, Santo Cristo Brgy. Health Station		150,000		150,000
City of Tarlac, Santo Domingo Brgy. Health Station		150,000		150,000
City of Tarlac, Santo Niño Brgy. Health Station		150,000		150,000
City of Tarlac, Sapang Maragul Brgy. Health Station		150,000		150,000
City of Tarlac, Sapang Tagaslog Brgy. Health Station		150,000		150,000
City of Tarlac, Sepung Calzada Brgy. Health Station		150,000		150,000
City of Tarlac, Suizo Brgy. Health Station		150,000		150,000
City of Tarlac, Tariji Brgy. Health Station		150,000		150,000
City of Tarlac, Tibagan Brgy. Health Station		150,000		150,000
City of Tarlac, Trinidad (Trinidad Primero) Brgy. Health Station		150,000		150,000
City of Tarlac, Ungot Brgy. Health Station		150,000		150,000
City of Tarlac, Villa Bacolor Brgy. Health Station		150,000		150,000
City of Tarlac, Burot Brgy. Health Station		150,000		150,000
City of Tarlac, Calingcuan Brgy. Health Station		150,000		150,000
City of Tarlac, Capehan Brgy. Health Station		150,000		150,000
City of Tarlac, Carangian Brgy. Health Station		150,000		150,000
City of Tarlac, Maligay Brgy. Health Station		150,000		150,000
City of Tarlac, Santa Maria Brgy. Health Station		150,000		150,000
City of Tarlac, Sinait Brgy. Health Station		150,000		150,000
Municipality of Bamban, Anupul Brgy. Health Station		150,000		150,000
Municipality of Bamban, San Roque Brgy. Health Station		150,000		150,000
Municipality of Bamban, Sto Niño Brgy. Health Station		150,000		150,000
Municipality of Concepcion, Caluluan Brgy. Health Station		150,000		150,000
Municipality of Concepcion, Castillo Brgy. Health Station		150,000		150,000
Municipality of Concepcion, Corazon De Jesus Brgy. Health Station		150,000		150,000
Municipality of Concepcion, Dungan Brgy. Health Station		150,000		150,000
Municipality of Concepcion, Dutung A Matas Brgy. Health Station		150,000		150,000
Municipality of Concepcion, Jefmin Brgy. Health Station		150,000		150,000
Municipality of Concepcion, Magao Brgy. Health Station		150,000		150,000
Municipality of Concepcion, Malupa Brgy. Health Station		150,000		150,000
Municipality of Concepcion, Minane Brgy. Health Station		300,000		300,000
Municipality of Concepcion, Pando Brgy. Health Station		150,000		150,000
Municipality of Concepcion, Parang Brgy. Health Station		150,000		150,000
Municipality of Concepcion, San Agustin Brgy. Health Station		150,000		150,000
Municipality of Concepcion, San Antonio Brgy. Health Station		150,000		150,000
Municipality of Concepcion, San Isidro Brgy. Health Station		150,000		150,000
Municipality of Concepcion, San Jose Brgy. Health Station		150,000		150,000
Municipality of Concepcion, San Nicolas Balas Brgy. Health Station		150,000		150,000
Municipality of Concepcion, Sta. Maria Brgy. Health Station		150,000		150,000
Municipality of Concepcion, Sta. Rosa Brgy. Health Station		150,000		150,000
Municipality of Concepcion, Sto. Niño Brgy. Health Station		150,000		150,000
Municipality of Concepcion, Sto. Rosario Brgy. Health Station		150,000		150,000
Municipality of Concepcion, Talimundoc Marimla Brgy. Health Station		150,000		150,000
Municipality of Gerona, Abagon Brgy. Health Station		150,000		150,000
Municipality of Gerona, Bularit Brgy. Health Station		150,000		150,000
Municipality of Gerona, Danzo Brgy. Health Station		150,000		150,000
Municipality of Gerona, Magaspac Brgy. Health Station		150,000		150,000
Municipality of Gerona, Malayep Brgy. Health Station		150,000		150,000
Municipality of Gerona, Parsolingan Brgy. Health Station		150,000		150,000
Municipality of Gerona, Quezon Brgy. Health Station		150,000		150,000
Municipality of Gerona, Salapungan Brgy. Health Station		150,000		150,000
Municipality of Gerona, San Antonio Brgy. Health Station		150,000		150,000
Municipality of Gerona, Santiago Brgy. Health Station		150,000		150,000
Municipality of Gerona, Tagumbao Brgy. Health Station		150,000		150,000
Municipality of La Paz, Dumarias Brgy. Health Station		150,000		150,000
Municipality of La Paz, Guevarra Brgy. Health Station		150,000		150,000
Municipality of La Paz, Kapanikian Brgy. Health Station		150,000		150,000
Municipality of La Paz, Matayumtayum Brgy. Health Station		150,000		150,000
Municipality of Ramos, Guiteb Health Center	1,000,000			1,000,000
Municipality of Ramos, Toledo Health Center	1,000,000			1,000,000
Municipality of San Jose, David Brgy. Health Station		150,000		150,000
Municipality of San Jose, Iba Brgy. Health Station		150,000		150,000
Municipality of San Jose, Libigan Brgy. Health Station		150,000		150,000
Municipality of San Jose, Maamot Brgy. Health Station		150,000		150,000
Municipality of San Jose, Mababanaba Brgy. Health Station		150,000		150,000
Municipality of San Jose, Pao Brgy. Health Station		150,000		150,000
Municipality of San Jose, San Juan de Valdez Brgy. Health Station		150,000		150,000

JANUARY 3, 2022	OFFICIAL GAZETTE	991
HEALTH FACILITIES ENHANCEMENT PROGRAM (HFEP)

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Municipality of San Jose, Sula Brgy. Health Station		150,000		150,000
Municipality of Sta. Ignacia, Caanomongan Brgy. Health Station		150,000		150,000
Municipality of Sta. Ignacia, Poblacion East Brgy. Health Station		150,000		150,000
Municipality of Sta. Ignacia, Poblacion West Brgy. Health Station		150,000		150,000
Municipality of Sta. Ignacia, San Francisco Brgy. Health Station		150,000		150,000
Municipality of Victoria, Balbaloto Brgy. Health Station		150,000		150,000
Municipality of Victoria, Bangar Brgy. Health Station		150,000		150,000
Municipality of Victoria, Cabuluan Brgy. Health Station		150,000		150,000
Municipality of Victoria, Cruz Brgy. Health Station		150,000		150,000
Municipality of Victoria, Palacpalac Brgy. Health Station		150,000		150,000
Municipality of Victoria, San Andres Brgy. Health Station		300,000		300,000
Municipality of Victoria, San Francisco Brgy. Health Station		150,000		150,000
Zambales	3,000,000	300,000		3,300,000

City of Olongapo, Kalaklan Brgy. Health Station	1,000,000			1,000,000
City of Subic, Matain Brgy. Health Station	1,000,000			1,000,000
City of Subic, Naugsol Brgy. Health Station	1,000,000			1,000,000
Municipality of Candelaria Catol Brgy. Health Station		150,000		150,000
Municipality of Sta. Cruz, Lucapon North Brgy. Health Station		150,000		150,000
Region IV-A	19,500,000			19,500,000

Batangas	6,000,000			6,000,000

Mabacong Brgy. Health Station, Batangas City	1,500,000			1,500,000
Poblacion 1 Brgy. Health Station, Mataas na kahoy	1,500,000			1,500,000
San Agapito Brgy. Health Station (Isla Verde), Batangas City	1,500,000			1,500,000
Tinga Labac Brgy. Health Station, Batangas City	1,500,000			1,500,000
Laguna	500,000			500,000

Pandeno Brgy. Health Station, Siniloan	500,000			500,000
Quezon	11,000,000			11,000,000

Magallanes Brgy. Health Station, Guinayangan	1,000,000			1,000,000
San Diego Brgy. Health Station, Tagkawayan	1,000,000			1,000,000
Bamban Brgy. Health Station with Birthing Facility, Tagkawayan	3,000,000			3,000,000
Katimo Brgy. Health Station with Birthing Facility, Tagkawayan	3,000,000			3,000,000
Mapulot Brgy, Health Station with Birthing Facility, Tagkawayan	3,000,000			3,000,000
Rizal	2,000,000			2,000,000

Municipality of Morong, Bombongan Brgy. Health Station	1,000,000			1,000,000
Pinugay Brgy. Health Station, Baras, Rizal	1,000,000			1,000,000
Region IV-B	35,810,000	5,930,000		41,740,000

Marinduque		2,000,000		2,000,000
Duyay Brgy. Health Station, Boac		400,000		400,000
Poctoy Brgy. Health Station, Boac		400,000		400,000
Pulong Parang Brgy. Health Station		400,000		400,000
Tamayo Brgy. Health Station, Sta. Cruz		400,000		400,000
Tambunan Brgy. Health Station, Boac		400,000		400,000
Occidental Mindoro	1,500,000	2,130,000		3,630,000

Barangay Talabaan Health Station (Proper), Mamburao		400,000		400,000
Magsikap Brgy. Health Station and Lying-in, Rizal		300,000		300,000
Malawaan Brgy. Health Station, Rizal		65,000		65,000
Maligaya Brgy. Health Station, Lubang		200,000		200,000
Maliig Brgy. Health Station, Lubang		200,000		200,000
Manoot Brgy. Health Station, Rizal		65,000		65,000
Pinagturilan - Sitio Mendiola, Sta. Cruz Brgy. Health Station	1,500,000			1,500,000
Pitogo Brgy. Health Station and Lying-in, Rizal		300,000		300,000
Tangal Brgy. Health Station, Lubang		200,000		200,000
Tumibo Brgy. Health Station, Lubang		200,000		200,000
Vigo Brgy. Health Station, Lubang		200,000		200,000
Oriental Mindoro	2,810,000	1,800,000		4,610,000

B. Del Mundo Brgy. Health Station, Mansalay	850,000	300,000		1,150,000
Brgy. Health Station - Nasukob, Bulalacao	250,000	400,000		650,000
Brgy. Health Station - San Isidro, Bulalacao	360,000	400,000		760,000
Brgy. Health Station San Roque, Bulalacao	500,000	400,000		900,000
Budburan Brgy. Health Station, Mansalay	850,000	300,000		1,150,000

992	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Palawan	30,500,000			30,500,000

Apo-Aporawan Brgy. Health Station	5,000,000			5,000,000
Aramaywan Brgy. Health Station, Narra	1,500,000			1,500,000
Bagumbayan Brgy. Health Station	5,000,000			5,000,000
Burirao Brgy. Health Station, Narra	1,000,000			1,000,000
Cabigaan Brgy. Health Station	5,000,000			5,000,000
Malinao Brgy. Health Station, Narra	2,500,000			2,500,000
Mangingisda Brgy. Health Station	3,000,000			3,000,000
Princess Urduja Brgy. Health Station, Narra	2,500,000			2,500,000
San Miguel Brgy. Health Station	5,000,000			5,000,000

Romblon	1,000,000			1,000,000

Guinbirayan Brgy. Health Station, Sta. Fe	1,000,000			1,000,000

Region VI	52,800,000	1,200,000		54,000,000

Aklan	4,500,000			4,500,000

Carugdog Brgy. Health Station, Lezo	1,000,000			1,000,000
Lapnag Brgy. Health Station, Banga	1,000,000			1,000,000
Laserna Brgy. Health Station, Nabas	1,000,000			1,000,000
Muguing Brgy. Health Station, Banga	1,000,000			1,000,000
Naasug Brgy. Health Station, Malay	500,000			500,000

Antique	9,000,000	1,000,000		10,000,000

Barasanan A Brgy. Health Station, Tobias Fornier	1,000,000			1,000,000
Barusbus Brgy. Health Station, Libertad		200,000		200,000
Bongbongan 1-2 Brgy. Health Station, Hamtic	1,000,000			1,000,000
Dawis Brgy. Health Station, Caluya	1,000,000			1,000,000
Hininga-an Brgy. Health Station, Caluya	1,000,000			1,000,000
Lindero Brgy. Health Station, Libertad		200,000		200,000
Magdalena Brgy. Health Station, Anini-y		200,000		200,000
Mapatag Brgy. Health Station, Hamtic	1,000,000			1,000,000
Pajo Brgy. Health Station, Libertad		200,000		200,000
Pandanan Brgy. Health Station, Laua-an	1,000,000			1,000,000
Puao Brgy. Health Station, Hamtic	1,000,000			1,000,000
San Francisco Brgy. Health Station, Anini-y	1,000,000			1,000,000
Trinidad Brgy. Health Station, San Remigio	1,000,000			1,000,000
Union Brgy. Health Station, Libertad		200,000		200,000

Capiz	1,000,000			1,000,000

Ameligan Brgy. Health Station, Pontevedra	1,000,000			1,000,000
Guimaras	1,000,000	200,000		1,200,000

Alegria Brgy. Health Station, Sibunag		200,000		200,000
Lapaz Brgy. Health Station, Nueva Valencia	500,000			500,000
Panobolon Brgy. Health Station, Nueva Valencia	500,000			500,000

Iloilo	16,300,000			16,300,000

Bagay Brgy. Health Station, Igbaras	1,000,000			1,000,000
Bo. Obrero Birthing Center	1,000,000			1,000,000
Calumpang Brgy. Health Station & Birthing Center	1,000,000			1,000,000
Caninguan Brgy. Health Station, Lambunao	900,000			900,000
Dagami Brgy. Health Station, Maasin	1,000,000			1,000,000
Dapdap Brgy. Health Station, Tigbauan	800,000			800,000
Dawis Brgy. Health Station, Zarraga	700,000			700,000
Dorog Brgy. Health Station, Leon	1,000,000			1,000,000
Escalantera Brgy. Health Station, San Joaquin	1,000,000			1,000,000
Gines Nuevo-Quinolpan Brgy. Health Station, San Enrique	1,000,000			1,000,000
Igpaho Brgy. Health Station, Tubungan	1,000,000			1,000,000
Lakay Doldol Brgy. Health Station, Igbaras	1,000,000			1,000,000
Matambog Brgy. Health Station, San Joaquin	1,000,000			1,000,000
San Mateo Norte Brgy. Health Station, San Joaquin	1,000,000			1,000,000
Tigbanaba Brgy. Health Station, Igbaras	1,000,000			1,000,000
Trangka Brgy. Health Station, Maasin	1,000,000			1,000,000
Tubungan Brgy. Health Station, Lambunao	900,000			900,000

Negros Occidental	21,000,000			21,000,000

Agboy Brgy. Health Station, Candoni	1,000,000			1,000,000
Alacaygan Brgy. Health Station, E.B. Magalona	1,000,000			1,000,000
Amontay Brgy. Health Station, Binalbagan	1,000,000			1,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	993
HEALTH FACILITIES ENHANCEMENT PROGRAM (HFEP)

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Bug-ang Brgy. Health Station, Toboso	1,000,000			1,000,000
Cambayobo Brgy. Health Station, Calatrava	1,000,000			1,000,000
Campo Santiago Brgy. Health Station, Sagay City	1,000,000			1,000,000
Gen. Malvar Brgy. Health Station, Pontevedra	1,000,000			1,000,000
Ilaya Brgy. Health Station, Calatrava	1,000,000			1,000,000
Ilijan Brgy. Health Station, Bago City	1,000,000			1,000,000
Kumaliskis Brgy. Health Station, Salvador Benedicto	1,000,000			1,000,000
Locotan Brgy. Health Station, Kabankalan City	1,000,000			1,000,000
Magticol Brgy. Health Station, Toboso	1,000,000			1,000,000
Pinapugasan Brgy. Health Station, Escalante City	1,000,000			1,000,000
Riverside Brgy. Health Station, Isabela	1,000,000			1,000,000
San Fernando Brgy. Health Station, Talisay City	1,000,000			1,000,000
San Isidro Brgy. Health Station, Toboso	1,000,000			1,000,000
San Jose Brgy. Health Station, Toboso	1,000,000			1,000,000
Santol Brgy. Health Station, Binalbagan	1,000,000			1,000,000
Sikatuna Brgy. Health Station, Isabela	1,000,000			1,000,000
Sura Brgy. Health Station, Cauayan	1,000,000			1,000,000
Tan-Awan Brgy. Health Station, Kabankalan City	1,000,000			1,000,000

Region IX	9,200,000	1,700,000		10,900,000

Zamboanga del Sur	5,000,000			5,000,000

Bagong Baroy Brgy. Health Station	1,000,000			1,000,000
Lantawan Brgy. Health Station	1,000,000			1,000,000
New Oroquieta Brgy. Health Station	1,000,000			1,000,000
Picturan Brgy. Health Station	1,000,000			1,000,000
Rizal Brgy. Health Station	1,000,000			1,000,000

Zamboanga del Norte	4,200,000	500,000		4,700,000

El Paraiso Brgy. Health Station	100,000			100,000
La Victoria Brgy. Health Station	1,100,000			1,100,000
Moliton Brgy. Health Station		500,000		500,000
San Roque Brgy. Health Station	1,000,000			1,000,000
Sta. Catalina Brgy. Health Station	1,000,000			1,000,000
Tinuyop Brgy. Health Station	1,000,000			1,000,000

Zamboanga Sibugay		1,200,000		1,200,000

Bag-ong Borbon Brgy. Health Station		200,000		200,000
Bulaan Brgy. Health Station		200,000		200,000
Compostela Brgy. Health Station		200,000		200,000
Manlin Brgy. Health Station		200,000		200,000
San Jose Brgy. Health Station		200,000		200,000
Talamimi Brgy. Health Station		200,000		200,000

Region X	175,000,000	3,555,000		178,555,000

Bukidnon	52,500,000	300,000		52,800,000

Malaybalay City, Barangay 1 Brgy. Health Station	1,000,000			1,000,000
Malaybalay City, San Jose Brgy. Health Station	1,000,000			1,000,000
Municipality of Baungon, Buenavista Brgy. Health Station	1,000,000			1,000,000
Municipality of Baungon, Imbatug Brgy. Health Station	1,000,000			1,000,000
Municipality of Cabanglasan, Cananga-an Brgy. Health Station	1,000,000			1,000,000
Municipality of Damulog, Kinapat Brgy. Health Station	1,000,000			1,000,000
Municipality of Damulog, San Isidro Brgy. Health Station	1,000,000			1,000,000
Municipality of Dangcagan, Dolorosa Brgy. Health Station	1,000,000			1,000,000
Municipality of Dangcagan, Kapalaran Brgy. Health Station	1,000,000			1,000,000
Municipality of Dangcagan, Kianggat Brgy. Health Station	1,000,000			1,000,000
Municipality of Dangcagan, Mac Arthur Brgy. Health Station	1,000,000			1,000,000
Municipality of Dangcagan, Miaray Brgy. Health Station	1,000,000			1,000,000
Municipality of Don Carlos, Bocboc Brgy. Health Station	1,000,000			1,000,000
Municipality of Don Carlos, Kiara Brgy. Health Station	1,000,000			1,000,000
Municipality of Don Carlos, Old Nongnongan Brgy. Health Station	1,000,000			1,000,000
Municipality of Don Carlos, Sur Brgy. Health Station	2,000,000			2,000,000
Municipality of Impasug-ong, Kibenton Brgy. Health Station	1,000,000			1,000,000
Municipality of Kadingilan, Cabadiangan Brgy. Health Station	1,000,000			1,000,000
Municipality of Kadingilan, Malinao Brgy. Health Station	1,000,000			1,000,000
Municipality of Kibawe, East Kibawe Brgy. Health Station	1,000,000			1,000,000
Municipality of Kibawe, New Kidapawan Brgy. Health Station	1,000,000			1,000,000
Municipality of Lantapan, Alanib Brgy. Health Station	500,000			500,000
Municipality of Lantapan, Baclayon Brgy. Health Station	1,000,000			1,000,000
Municipality of Lantapan, Balila Brgy. Health Station	1,000,000			1,000,000

994	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Municipality of Lantapan, Basak Brgy. Health Station	1,000,000			1,000,000
Municipality of Lantapan, Cawayan Brgy. Health Station	1,000,000			1,000,000
Municipality of Lantapan, Victory Brgy. Health Station	1,000,000			1,000,000
Municipality of Malaybalay City, Linabo Brgy. Health Station	1,000,000			1,000,000
Municipality of Maramag, Kuya Brgy. Health Station	1,000,000			1,000,000
Municipality of Maramag, San Miguel Brgy. Health Station	1,000,000			1,000,000
Municipality of Pangantucan, Bangaan Brgy. Health Station	1,000,000			1,000,000
Municipality of Pangantucan, Concepcion Brgy. Health Station	1,000,000			1,000,000
Municipality of Pangantucan, Gandingan Brgy. Health Station	1,000,000			1,000,000
Municipality of Pangantucan, Kimanait Brgy. Health Station	1,000,000			1,000,000
Municipality of Pangantucan, Mendis Brgy. Health Station	1,000,000			1,000,000
Municipality of Pangantucan, Payad Brgy. Health Station	1,000,000			1,000,000
Municipality of Quezon, Cebole, Brgy. Health Station	1,000,000			1,000,000
Municipality of Quezon, Mibantang Brgy. Health Station	1,000,000			1,000,000
Municipality of Quezon, Paitan Brgy. Health Station	1,000,000			1,000,000
Municipality of Quezon, Poblacion Brgy. Health Station	1,000,000			1,000,000
Municipality of Quezon, San Isidro Brgy. Health Station	1,000,000			1,000,000
Municipality of Quezon, San Jose Brgy. Health Station	1,000,000			1,000,000
Municipality of San Fernando, Halapitan Brgy. Health Station	1,000,000			1,000,000
Municipality of San Fernando, Nacabuklad Brgy. Health Station	1,000,000			1,000,000
Municipality of San Fernando, Tugop Brgy. Health Station	1,000,000			1,000,000
Municipality of Sugbongcogon, Sta. Cruz Brgy. Health Station		300,000		300,000
Municipality of Sumilao, San Roque Brgy. Health Station	1,000,000			1,000,000
Municipality of Talakag, Sto. Niño, Brgy. Health Station	1,000,000			1,000,000
Municipality of Tubod, Bualan Brgy. Health Station	1,000,000			1,000,000
Municipality of Valencia City, Tugaya Brgy. Health Station	1,000,000			1,000,000
Municipality of Valencia City, Sitio Migtulod, Mt. Nebo Brgy. Health Station	1,000,000			1,000,000
Municipality Kitaotao, Bershiba Brgy. Health Station	1,000,000			1,000,000
Valencia City, Mt. Nebo Brgy. Health Station	1,000,000			1,000,000

Cagayan de Oro	11,000,000			11,000,000

City of Cagayan de Oro, Agusan UHC	1,000,000			1,000,000
City of Cagayan de Oro, Bugo UHC	1,000,000			1,000,000
City of Cagayan de Oro, Camaman-an UHC	1,000,000			1,000,000
City of Cagayan de Oro, Consolacion UHC	1,000,000			1,000,000
City of Cagayan de Oro, Cugman UHC	1,000,000			1,000,000
City of Cagayan de Oro, FS Catanico UHC	1,000,000			1,000,000
City of Cagayan de Oro, Gusa UHC	1,000,000			1,000,000
City of Cagayan de Oro, Macabalan UHC	1,000,000			1,000,000
City of Cagayan de Oro, Macasandig UHC	1,000,000			1,000,000
City of Cagayan de Oro, Nazareth UHC	1,000,000			1,000,000
City of Cagayan de Oro, Puntod UHC	1,000,000			1,000,000

Camiguin	8,000,000			8,000,000

Municipality of Catarman, Liloan Brgy. Health Station	1,000,000			1,000,000
Municipality of Mahinog, San Jose Brgy. Health Station	1,000,000			1,000,000
Municipality of Mahinog, San Miguel Brgy. Health Station	1,000,000			1,000,000
Municipality of Mahinog, San Roque Brgy. Health Station	1,000,000			1,000,000
Municipality of Mahinog, Tubod Brgy. Health Station	1,000,000			1,000,000
Municipality of Mambajao, Balbagon Brgy. Health Station	1,000,000			1,000,000
Municipality of Mambajao, Bug-Ong Brgy. Health Station	1,000,000			1,000,000
Municipality of Sagay, Mayana Brgy. Health Station	1,000,000			1,000,000

Lanao del Norte	7,000,000			7,000,000

City of Iligan, Digkilaan Brgy. Health Station	1,000,000			1,000,000
Iligan City, Tipanoy Brgy. Health Station	1,000,000			1,000,000
Iligan City, Tubod Brgy. Health Station	1,000,000			1,000,000
Iligan City, Ubaldo Laya Brgy. Health Station	1,000,000			1,000,000
City of Iligan, Del Carmen Brgy. Health Station	1,000,000			1,000,000
City of Iligan, Villaverde Brgy. Health Station	1,000,000			1,000,000
Municipality of Magsaysay, Baguiguicon Brgy. Health Station	500,000			500,000
Municipality of Magsaysay, Tambacon Brgy. Health Station	500,000			500,000

Misamis Occidental	39,500,000			39,500,000

City of Tangub, Caniangan Brgy. Health Station	1,000,000			1,000,000
City of Tangub, Capalaran Brgy. Health Station	1,000,000			1,000,000
City of Tangub, Owayan Brgy. Health Station	1,000,000			1,000,000
City of Tangub, Sicot Brgy. Health Station	1,000,000			1,000,000
Municipality of Aloran, Banilson Brgy. Health Station	1,000,000			1,000,000
Municipality of Aloran, Calube Brgy. Health Station	500,000			500,000
Municipality of Aloran, Maular Brgy. Health Station	1,000,000			1,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	995
HEALTH FACILITIES ENHANCEMENT PROGRAM (HFEP)

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Municipality of Aloran, Tawi Tawi Brgy. Health Station	1,000,000			1,000,000
Municipality of Aloran, Zamora Brgy. Health Station	1,000,000			1,000,000
Municipality of Calamba, Bunawan Brgy. Health Station	1,000,000			1,000,000
Municipality of Calamba, Don Bernando Neri Brgy. Health Station	1,000,000			1,000,000
Municipality of Calamba, Libertad Brgy. Health Station	1,000,000			1,000,000
Municipality of Calamba, Mamalad Brgy. Health Station	1,000,000			1,000,000
Municipality of Calamba, Solinog Brgy. Health Station	1,000,000			1,000,000
Municipality of Calamba, Southwest Poblacion Brgy. Health Station	1,000,000			1,000,000
Municipality of Don Victoriano, Lake Duminagat Brgy. Health Station	1,000,000			1,000,000
Municipality of Don Victoriano, Tuno Brgy. Health Station	1,000,000			1,000,000
Municipality of Jimenez, Butuay Brgy. Health Station	1,000,000			1,000,000
Municipality of Jimenez, Macabayao Brgy. Health Station	1,000,000			1,000,000
Municipality of Jimenez, Mialem Brgy. Health Station	1,000,000			1,000,000
Municipality of Jimenez, San Isidro Brgy. Health Station	1,000,000			1,000,000
Municipality of Ozamiz City, Gotocan Daku Brgy. Health Station	1,000,000			1,000,000
Municipality of Plaridel, Agunod Brgy. Health Station	1,000,000			1,000,000
Municipality of Plaridel, Bato Brgy. Health Station	1,000,000			1,000,000
Municipality of Plaridel, Calacaan Brgy. Health Station	1,000,000			1,000,000
Municipality of Plaridel, Catarman Brgy. Health Station	1,000,000			1,000,000
Municipality of Plaridel, Cebulin Brgy. Health Station	1,000,000			1,000,000
Municipality of Plaridel, Clarin Brgy. Health Station	1,000,000			1,000,000
Municipality of Plaridel, Danao Brgy. Health Station	1,000,000			1,000,000
Municipality of Plaridel, Deboloc Brgy. Health Station	1,000,000			1,000,000
Municipality of Plaridel, Divisoria Brgy. Health Station	1,000,000			1,000,000
Municipality of Plaridel, Eastern Looc Brgy. Health Station	1,000,000			1,000,000
Municipality of Plaridel, Katipunan Brgy. Health Station	1,000,000			1,000,000
Municipality of Plaridel, Kauswagan Brgy. Health Station	1,000,000			1,000,000
Municipality of Plaridel, La-o Proper Brgy. Health Station	1,000,000			1,000,000
Municipality of Plaridel, Lao Santa Cruz Brgy. Health Station	1,000,000			1,000,000
Municipality of Plaridel, Mangidkid Brgy. Health Station	1,000,000			1,000,000
Municipality of Plaridel, New Look Brgy. Health Station	1,000,000			1,000,000
Municipality of Plaridel, Puntod Brgy. Health Station	1,000,000			1,000,000
Municipality of Plaridel, Southern Poblacion Brgy. Health Station	1,000,000			1,000,000

Misamis Oriental	57,000,000	3,255,000		60,255,000

City of El Salvador, Quibonbon Brgy. Health Station	1,000,000			1,000,000
City of El Salvador, Taytay Brgy. Health Station	1,000,000			1,000,000
City of Gingoog, Kalipay Brgy. Health Station		385,000		385,000
City of Gingoog, Lunotan Brgy. Health Station		385,000		385,000
City of Gingoog, Mimbuntong Brgy. Health Station	1,000,000			1,000,000
City of Gingoog, San Miguel Brgy. Health Station		385,000		385,000
City of Gingoog, Talisay Brgy. Health Station	1,000,000			1,000,000
Municipality of Alubijid, Baybay Brgy. Health Station	1,000,000			1,000,000
Municipality of Alubijid, Calatcat Brgy. Health Station	1,000,000			1,000,000
Municipality of Alubijid, Poblacion Brgy. Health Station	1,000,000			1,000,000
Municipality of Alubijid, Sungay Brgy. Health Station	1,000,000			1,000,000
Municipality of Alubijid, Tula Brgy. Health Station	1,000,000			1,000,000
Municipality of Balingasag, Blanco Brgy. Health Station		300,000		300,000
Municipality of Balingasag, Calawag Brgy. Health Station	1,000,000			1,000,000
Municipality of Balingasag, Dumarait Brgy. Health Station	1,000,000			1,000,000
Municipality of Balingasag, Kibanban Brgy. Health Station	1,000,000			1,000,000
Municipality of Balingasag, Samay Brgy. Health Station	1,000,000			1,000,000
Municipality of Balingasag, San Isidro Brgy. Health Station	1,000,000			1,000,000
Municipality of Balingasag, Sitio Lantad Brgy. Health Station	1,000,000			1,000,000
Municipality of Balingasag, Talusan Brgy. Health Station		300,000		300,000
Municipality of Binuangan, Dampias Brgy. Health Station	1,000,000			1,000,000
Municipality of Binuangan, Mabini Brgy. Health Station	1,000,000			1,000,000
Municipality of Binuangan, Mosangot Brgy. Health Station		300,000		300,000
Municipality of El Salvador, Molugan Brgy. Health Station	1,000,000			1,000,000
Municipality of El Salvador, Ulaliman Brgy. Health Station	1,000,000			1,000,000
Municipality of Gitagum, Burnay Brgy. Health Station	1,000,000			1,000,000
Municipality of Initao, Gimanpang Brgy. Health Station	1,000,000			1,000,000
Municipality of Initao, Pontacon Brgy. Health Station	1,000,000			1,000,000
Municipality of Jasaan, Aplaya Brgy. Health Station	1,000,000			1,000,000
Municipality of Jasaan, Danao Brgy. Health Station	1,000,000			1,000,000
Municipality of Jasaan, Kimaya Brgy. Health Station	1,000,000			1,000,000
Municipality of Jasaan, San Antonio Brgy. Health Station	1,000,000			1,000,000
Municipality of Jasaan, San Isidro Brgy. Health Station	1,000,000			1,000,000
Municipality of Kinoguitan, Buko Brgy. Health Station		300,000		300,000
Municipality of Kinoguitan, Kagumahan Brgy. Health Station	1,000,000			1,000,000
Municipality of Kinoguitan, Kalitian Brgy. Health Station	1,000,000			1,000,000
Municipality of Kinoguitan, Kitotok Brgy. Health Station	1,000,000			1,000,000

996	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Municipality of Kinoguitan, Panabol Brgy. Health Station	1,000,000			1,000,000
Municipality of Lagonglong, Banglay Brgy. Health Station		300,000		300,000
Municipality of Lagonglong, Kauswagan Brgy. Health Station		300,000		300,000
Municipality of Lagonglong, Lumbo Brgy. Health Station		300,000		300,000
Municipality of Laguindingan, Aromahon Brgy. Health Station	1,000,000			1,000,000
Municipality of Libertad, Gimaylan Brgy. Health Station	1,000,000			1,000,000
Municipality of Libertad Brgy. Health Station	1,000,000			1,000,000
Municipality of Libertad, Tangkub Brgy. Health Station	2,000,000			2,000,000
Municipality of Libertad, Upper Poblacion Brgy. Health Station	1,000,000			1,000,000
Municipality of Lugait, Poblacion Brgy. Health Station	1,000,000			1,000,000
Municipality of Manticao, Pagawan Brgy. Health Station	1,000,000			1,000,000
Municipality of Manticao, Upper Malubog Brgy. Health Station	1,000,000			1,000,000
Municipality of Medina, Gasa Brgy. Health Station	1,000,000			1,000,000
Municipality of Naawan, Lubilan Brgy. Health Station	1,000,000			1,000,000
Municipality of Naawan, Mapulog Brgy. Health Station	1,000,000			1,000,000
Municipality of Naawan, Patag Brgy. Health Station	1,000,000			1,000,000
Municipality of Naawan, Poblacion Brgy. Health Station	1,000,000			1,000,000
Municipality of Tagoloan, Baluarte Brgy. Health Station	1,000,000			1,000,000
Municipality of Tagoloan, Casinglot Brgy. Health Station	1,000,000			1,000,000
Municipality of Tagoloan, Mohon Brgy. Health Station	1,000,000			1,000,000
Municipality of Tagoloan, Sta. Cruz Brgy. Health Station	1,000,000			1,000,000
Municipality of Talisayan, Calamcam Brgy. Health Station	1,000,000			1,000,000
Municipality of Talisayan, Mandahilag Brgy. Health Station	1,000,000			1,000,000
Municipality of Talisayan, Poblacion Brgy. Health Station	1,000,000			1,000,000
Municipality of Talisayan, Pook Brgy. Health Station	1,000,000			1,000,000
Municipality of Talisayan, Tagbocboc Brgy. Health Station	1,000,000			1,000,000
Municipality of Villanueva, Dayawan Brgy. Health Station	1,000,000			1,000,000
Municipality of Villanueva, Kimaya Brgy. Health Station	1,000,000			1,000,000
Municipality of Villanueva, Poblacion 2 Brgy. Health Station	1,000,000			1,000,000

Region XI	21,400,000	11,450,000	2,500,000	35,350,000

Davao de Oro	4,000,000	1,500,000		5,500,000

Municipality of Monkayo, Babag Brgy. Health Station	1,000,000			1,000,000
Municipality of Monkayo, Banlag Brgy. Health Station	1,000,000			1,000,000
Municipality of Monkayo, Inambatan Brgy. Health Station with Birthing
Facility	1,000,000			1,000,000
Nuevo Iloco Brgy. Health Station, Mawab		500,000		500,000
Prosperidad Brgy. Health Station, Montevista		500,000		500,000
Sawangan Brgy. Health Station, Mawab		500,000		500,000
Tubo-tubo Brgy. Health Station, Monkayo	1,000,000			1,000,000

Davao del Norte	11,600,000	4,100,000		15,700,000

Dapco Brgy. Health Station, Panabo City	1,000,000	200,000		1,200,000
Mamaco Brgy. Health Station with Birthing Facility, Kapalong	1,000,000	500,000		1,500,000
Municipality of Carmen, Tubod Brgy. Health Station with Birthing Facility		800,000		800,000
Municipality of San Isidro, Sabangan Brgy. Health Station	800,000	150,000		950,000
Municipality of San Isidro, Datu Balong Brgy. Health Station	800,000	150,000		950,000
Municipality of San Isidro, Kipalili Brgy. Health Station	800,000	150,000		950,000
Municipality of San Isidro, Mamangan Brgy. Health Station	800,000	150,000		950,000
Municipality of Sto. Tomas, Bobongon Brgy. Health Station	500,000	100,000		600,000
Municipality of Sto. Tomas, Esperanza Brgy. Health Station	900,000	100,000		1,000,000
Municipality of Sto. Tomas, Libertad Brgy. Health Station	500,000	100,000		600,000
Municipality of Sto. Tomas, Lungaog Brgy. Health Station	500,000	100,000		600,000
Municipality of Sto. Tomas, Talomo Brgy. Health Station	1,000,000	200,000		1,200,000
Municipality of Talaingod, Palma Gil Brgy. Health Station		800,000		800,000
Nanyo Brgy. Health Station, Panabo City	1,000,000	200,000		1,200,000
Sindaton Brgy. Health Station, Panabo City	1,000,000	200,000		1,200,000
Tagpore Brgy. Health Station, Panabo City	1,000,000	200,000		1,200,000

Davao Occidental	2,000,000	2,150,000		4,150,000

Batuganding Brgy. Health Station, Sarangani	1,000,000			1,000,000
Dalupan Brgy. Health Station, Don Marcelino	1,000,000			1,000,000
Mabuhay Brgy. Health Station, Don Marcelino		250,000		250,000
Nueva Villa Brgy. Health Station, Don Marcelino		250,000		250,000
Patuco Brgy. Health Station with Birthing Facility, Sarangani		250,000		250,000
Pongpong Brgy. Health Station, Sta. Maria		250,000		250,000
San Antonio Brgy. Health Station with Birthing Facility, Sta Maria		900,000		900,000
San Isidro Brgy. Health Station, Sta. Maria		250,000		250,000

Davao Oriental	3,800,000	3,700,000	2,500,000	10,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	997
HEALTH FACILITIES ENHANCEMENT PROGRAM (HFEP)

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Aragon Proper Brgy. Health Station, Cateel	1,000,000			1,000,000
Balay Paanakan Sa Roseller T. Lim			2,500,000	2,500,000
Campawan Brgy. Health Station, Baganga	500,000			500,000
Limbahan Brgy. Health Station, Lupon	800,000	200,000		1,000,000
Magsaysay Brgy. Health Station, Lupon		500,000		500,000
Mahanub Brgy. Health Station, Baganga	500,000			500,000
Manorigao Brgy. Health Station - Alvar, Caraga		500,000		500,000
San Jose Brgy. Health Station, Caraga		500,000		500,000
San Luis Brgy. Health Station - Palma Gil, Caraga		500,000		500,000
San Pedro Brgy. Health Station, Caraga		500,000		500,000
Santiago Brgy. Health Station, Caraga		500,000		500,000
Sta Filomena Brgy. Health Station, Cateel	1,000,000			1,000,000
Tomoaong Brgy. Health Station, Tubaon, Tarragona		500,000		500,000

Region XII	25,100,000	15,900,000		41,000,000

Cotabato	2,700,000	11,400,000		14,100,000

Amabel Birthing Center		200,000		200,000
Balabag Brgy. Health Station		200,000		200,000
Basak Brgy. Health Station		200,000		200,000
Batasan Brgy. Health Station		200,000		200,000
Bato Brgy. Health Station		200,000		200,000
Binay Brgy. Health Station		200,000		200,000
Buayan Brgy. Health Station		200,000		200,000
Buenavida Brgy. Health Station		200,000		200,000
Cabilao Brgy. Health Station		200,000		200,000
Dagupan Brgy. Health Station		200,000		200,000
Datu Celo Brgy. Health Station		200,000		200,000
Doles Brgy. Health Station		200,000		200,000
Don Panaca Brgy. Health Station		200,000		200,000
Dugong Brgy. Health Station		200,000		200,000
Garsika Brgy. Health Station		200,000		200,000
General Luna Brgy. Health Station		200,000		200,000
Ilian Brgy. Health Station		200,000		200,000
Indangan Brgy. Health Station		200,000		200,000
Jose Rizal Brgy. Health Station		200,000		200,000
Katanayanan Brgy. Health Station		200,000		200,000
Katipunan II Brgy. Health Station		200,000		200,000
Kawayanon Brgy. Health Station		200,000		200,000
Kibenes Brgy. Health Station		200,000		200,000
Kilala Brgy. Health Station		200,000		200,000
Kinarum Birthing Center		200,000		200,000
Kisante Brgy. Health Station		200,000		200,000
La Fortuna Birthing Home	500,000			500,000
La Suerte Birthing Home	500,000			500,000
Langogan Brgy. Health Station		200,000		200,000
Libertad Brgy. Health Station		200,000		200,000
Liboo Birthing Home	500,000			500,000
Luayon Brgy. Health Station		200,000		200,000
Malasila Brgy. Health Station		200,000		200,000
Malungon Brgy. Health Station		200,000		200,000
Manobisa Brgy. Health Station		200,000		200,000
Manobo Brgy. Health Station		200,000		200,000
New Barbaza Brgy. Health Station		200,000		200,000
New Bunawan Brgy. Health Station		200,000		200,000
New Israel Brgy. Health Station		200,000		200,000
New Rizal Birthing Home	500,000			500,000
Noa Birthing Center		200,000		200,000
Old Bulatukan Brgy. Health Station		200,000		200,000
Owas Brgy. Health Station		200,000		200,000
Poblacion 8 Brgy. Health Station		200,000		200,000
Poblacion Brgy. Health Station	700,000	200,000		900,000
Rosary Heights Mo. Brgy. B Brgy. Health Station		200,000		200,000
Rosary Heights 10 Brgy. Health Station		200,000		200,000
Rosary Heights 3 Brgy. Health Station		200,000		200,000
Rosary Heights 4 Brgy. Health Station		200,000		200,000
Saguing Brgy. Health Station		200,000		200,000
San Vicente Brgy. Health Station		200,000		200,000
Santa Felomina Brgy. Health Station		200,000		200,000
Sto. Niño Brgy. Health Station		200,000		200,000
Tacupan Brgy. Health Station		200,000		200,000
Taluntalunan Brgy. Health Station		200,000		200,000

998	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Tamontaka 1 Brgy. Health Station		200,000		200,000
Tamontaka 2 Brgy. Health Station		200,000		200,000
Tibao Brgy. Health Station		200,000		200,000
Tonganon Brgy. Health Station		200,000		200,000
Ugpay Brgy. Health Station		200,000		200,000
Villaflores Brgy. Health Station		200,000		200,000

South Cotabato	14,400,000	4,100,000		18,500,000

Benitez Brgy. Health Station		200,000		200,000
Bo. 2 Brgy. Health Station	1,000,000			1,000,000
Cabuling Brgy. Health Station	500,000			500,000
Cinco Brgy. Health Station	500,000			500,000
Cuyapo Brgy. Health Station	700,000			700,000
Danlag Brgy. Health Station		200,000		200,000
Derilon Brgy. Health Station	500,000			500,000
Esperanza Brgy. Health Station		200,000		200,000
Improgo Brgy. Health Station	500,000	200,000		700,000
Klinan 6 Brgy. Health Station	1,000,000			1,000,000
Klubi Birthing Facility		400,000		400,000
Kusan Brgy. Health Station	1,000,000			1,000,000
Lamba Brgy. Health Station	500,000			500,000
Lamcade Birthing Facility		400,000		400,000
Lamfugon Brgy. Health Station	700,000			700,000
Lapuz Brgy. Health Station		200,000		200,000
Libas Brgy. Health Station	500,000			500,000
Liberty Brgy. Health Station		200,000		200,000
Liwanay Brgy. Health Station	700,000			700,000
Lopez Jaena Brgy. Health Station		200,000		200,000
Luhib Barangay Birthing Facility		200,000		200,000
Malaya Brgy. Health Station	700,000			700,000
Mangilala Brgy. Health Station	500,000			500,000
Matapol Brgy. Health Station		200,000		200,000
New Iloilo Brgy. Health Station	500,000			500,000
Poblacion A Brgy. Health Station		200,000		200,000
Prk. Lower Lambukay Brgy. Health Station	500,000			500,000
Puti Brgy. Health Station		200,000		200,000
Rizal Brgy. Health Station	700,000			700,000
San Felipe Brgy. Health Station	500,000			500,000
San Jose Brgy. Health Station		200,000		200,000
Simsiman Brgy. Health Station		200,000		200,000
Sta. Cruz Brgy. Health Station	1,000,000	500,000		1,500,000
Takunel Brgy. Health Station	700,000			700,000
Talisay Birthing Facility		200,000		200,000
Tasiman Brgy. Health Station	700,000			700,000
Tinongcop Brgy. Health Station	500,000			500,000

Sultan Kudarat	8,000,000	400,000		8,400,000

Ala Brgy. Health Station	600,000			600,000
Badiangon Brgy. Health Station	600,000			600,000
Baluan Brgy. Health Station	700,000			700,000
Kalawag 1B Brgy. Health Station		200,000		200,000
Kalawag 2 PC Barracks Brgy. Health Station		200,000		200,000
Kalibuhan Brgy. Health Station	700,000			700,000
Ligao Brgy. Health Station	600,000			600,000
Lupoken Brgy. Health Station	600,000			600,000
Malatunol Brgy. Health Station	600,000			600,000
Medol Brgy. Health Station	600,000			600,000
Pansud Brgy. Health Station	600,000			600,000
Sison Brgy. Health Station	600,000			600,000
Tacupis Brgy. Health Station	600,000			600,000
Tibpuan Brgy. Health Station	600,000			600,000
Wasag Brgy. Health Station	600,000			600,000

Region XIII	58,600,000	1,000,000		59,600,000

Agusan del Norte	24,000,000			24,000,000

Butuan City, Don Francisco Brgy. Health Station	1,000,000			1,000,000
Butuan City, Kinamlutan Brgy. Health Station	1,000,000			1,000,000
Butuan City, Tungao Brgy. Health Station	1,000,000			1,000,000
Cabadbaran City, Comagascas Brgy. Health Station	1,000,000			1,000,000
Cabadbaran City, Soriano Brgy. Health Station	1,000,000			1,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	999
HEALTH FACILITIES ENHANCEMENT PROGRAM (HFEP)

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Las Nieves, Consorcia Brgy. Health Station	500,000			500,000
Municipality of Jabonga, Magdagooc Brgy. Health Station	1,000,000			1,000,000
Municipality of Jabonga, Maraiging Brgy. Health Station	1,000,000			1,000,000
Municipality of Jabonga, San Pablo Brgy. Health Station	1,000,000			1,000,000
Municipality of Jabonga, San Vicente Brgy. Health Station	1,000,000			1,000,000
Municipality of Jabonga, Sitio Apa-Apa Brgy. Bangonay Brgy. Health Station	1,000,000			1,000,000
Municipality of Jabonga, Sitio Pitogo Brgy. Sto. Niño Brgy. Health Station	1,000,000			1,000,000
Municipality of Jabonga, Sitio Tagbuaya Brgy. Bangonay Brgy. Health Station	1,000,000			1,000,000
Municipality of Kitcharao, Hinimbangan Brgy. Health Station	1,000,000			1,000,000
Municipality of Las Nieves, Bonifacio Brgy. Health Station	500,000			500,000
Municipality of Las Nieves, Durian Brgy. Health Station	1,000,000			1,000,000
Municipality of Magallanes, Lower Panaytayon Brgy. Health Station	1,000,000			1,000,000
Municipality of Nasipit, Brgy. Amontay Brgy. Health Station	1,000,000			1,000,000
Municipality of Nasipit, Camagong Brgy. Health Station	1,000,000			1,000,000
Municipality of Nasipit, Culit Brgy. Health Station	1,000,000			1,000,000
Municipality of Nasipit, Sitio Hinandayan Brgy. Health Station	1,000,000			1,000,000
Municipality of Nasipit, Sitio Tabon Brgy. Health Station Brgy. Aclan	1,000,000			1,000,000
Municipality of Santiago, Casagayan Brgy. Health Station	1,000,000			1,000,000
Municipality of Santiago, Matingue Brgy. Health Station	1,000,000			1,000,000
Municipality of Santiago, Poblacion II Brgy. Health Station	1,000,000			1,000,000

Agusan del Sur	8,400,000			8,400,000

Bayugan City, Noli Brgy. Health Station	1,000,000			1,000,000
Municipality of Bayugan, Kalaitan Brgy. Health Station	1,000,000			1,000,000
Municipality of La Paz, Sagunto Brgy. Health Station	1,000,000			1,000,000
Municipality of Loreto, Nueva Gracia Brgy. Health Station with Birthing Facility	1,000,000			1,000,000
Municipality of Loreto, San Vicente Brgy. Health Station with Birthing Facility	1,000,000			1,000,000
Municipality of Loreto, Waloe Brgy. Health Station	1,000,000			1,000,000
Municipality of San Francisco, Bitan-agan Brgy. Health Station	800,000			800,000
Municipality of San Francisco, San Isidro Brgy. Health Station	800,000			800,000
Municipality of Sibagat, Afga Brgy. Health Station	800,000			800,000

Dinagat Islands	1,600,000			1,600,000

Municipality of Loreto, Helene Brgy. Health Station (GIDA)	800,000			800,000
Municipality of San Jose, Jacquez Brgy. Health Station	800,000			800,000

Surigao del Norte	9,000,000			9,000,000

City of Surigao, Sidlakan Brgy. Health Station	1,000,000			1,000,000
Municipality of Alegria, San Juan Brgy. Health Station	1,000,000			1,000,000
Municipality of Del Carmen, Cancohoy Brgy. Health Station	1,000,000			1,000,000
Municipality of San Benito, Bongdo Brgy. Health Station	1,000,000			1,000,000
Municipality of San Isidro, Roxas Brgy. Health Station	1,000,000			1,000,000
Municipality of Sison, Tagbayani Brgy. Health Station	1,000,000			1,000,000
Municipality of Sta. Monica, Garcia Brgy. Health Station	1,000,000			1,000,000
Municipality of Sta. Monica, Tangbo Brgy. Health Station	1,000,000			1,000,000
Surigao City, Alang-alang Brgy. Health Station (GIDA)	1,000,000			1,000,000

Surigao del Sur	15,600,000	1,000,000		16,600,000

Bislig City, San Jose Brgy. Health Station	1,000,000			1,000,000
Bislig City, Sitio San Sanyata Brgy. Health Station	1,000,000			1,000,000
Municipality of Barobo, Cabacungan Brgy. Health Station		500,000		500,000
Municipality of Barobo, Gamut Brgy. Health Station	1,000,000			1,000,000
Municipality of Barobo, Rizal Brgy. Health Station	1,000,000			1,000,000
Municipality of Barobo, Sua Brgy. Health Station		500,000		500,000
Municipality of Barobo, Tambis Brgy. Health Station	1,000,000			1,000,000
Municipality of Carmen, Esperanza Brgy. Health Station	1,000,000			1,000,000
Municipality of Carmen, San Vicente Brgy. Health Station	1,000,000			1,000,000
Municipality of Carmen, Sta. Cruz Brgy. Health Station	1,000,000			1,000,000
Municipality of Cortes, Kapandan Brgy. Health Station (GIDA)	800,000			800,000
Municipality of Lianga, San Isidro Brgy. Health Station	800,000			800,000
Municipality of Lingig , Mandus Brgy. Health Station	1,000,000			1,000,000
Municipality of Madrid, Magsaysay Brgy. Health Station	1,000,000			1,000,000
Municipality of Madrid, Quirino Brgy. Health Station	1,000,000			1,000,000
Municipality of Madrid, San Vicente Brgy. Health Station	1,000,000			1,000,000
Municipality of Marihatag, Mahaba Brgy. Health Station	500,000			500,000
Municipality of Tago, Anahaw Brgy. Health Station	1,000,000			1,000,000
Municipality of Tandag, Maticdum Brgy. Health Station	500,000			500,000

1000	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
2. Rural Health Units	925,600,000	359,560,000	630,000,000	1,915,160,000

2.a Completion/Upgrading/Repair and Equipping of Rural Health Units (Rural Health Units)	925,600,000	359,560,000	630,000,000	1,915,160,000

National Capital Region (NCR)	142,900,000	53,220,000	2,500,000	198,620,000

Caloocan	18,000,000	6,000,000		24,000,000

A. A. Zapa Health Center	5,000,000	400,000		5,400,000
Amparo Health Center		400,000		400,000
Bagbaguin Health Center		400,000		400,000
Bagong Silang Phase 1 Health Center		400,000		400,000
Bagong Silang Phase 7 Health Center	5,000,000			5,000,000
Bagong Silang Phase 8 Health Center	5,000,000			5,000,000
Bagong Silang Phase 9 Health Center		400,000		400,000
Bagumbong Dulo Health Center	3,000,000	400,000		3,400,000
Barangay 14 Health Center		400,000		400,000
Barangay 18 Health Center		400,000		400,000
Barrio San Jose Health Center		400,000		400,000
Cielito Health Center		400,000		400,000
Deparo Health Center		400,000		400,000
Francisco Health Center		400,000		400,000
Grace Park Health Center		400,000		400,000
Marulas Health Center		400,000		400,000
Sampalukan Health Center		400,000		400,000

Las Piñas	33,500,000			33,500,000

CAA-D Health Center	4,000,000			4,000,000
E. Aldana Health Center	5,000,000			5,000,000
Pamplona Health Center	1,500,000			1,500,000
Pugad Lawin Health Center	4,000,000			4,000,000
Talon I Health Center	5,000,000			5,000,000
Talon V Health Center	4,000,000			4,000,000
Urbanville Health Center	10,000,000			10,000,000

Marikina	29,000,000	3,170,000		32,170,000

Balubad Health Center and Lying-in Clinic	3,000,000	400,000		3,400,000
Barangka Health Center	3,000,000	400,000		3,400,000
Fortune Health Center	5,000,000			5,000,000
Marikina Heights Health Center	3,000,000	400,000		3,400,000
Parang Health Center	3,000,000	400,000		3,400,000
San Roque Health Center	3,000,000	400,000		3,400,000
Sto. Niño Health Center	3,000,000	370,000		3,370,000
Tañong Health Center	3,000,000	400,000		3,400,000
Tumana Health Center	3,000,000	400,000		3,400,000

Muntinlupa	2,500,000	17,450,000		19,950,000

Ayala Health Center		1,500,000		1,500,000
Bagong Silang Health Center		1,500,000		1,500,000
Bayanihan Health Center Main		2,450,000		2,450,000
Buli Health Center		1,500,000		1,500,000
Mandaluyong City Health Laboratory		3,000,000		3,000,000
People’s Lying-in Health Clinic		1,500,000		1,500,000
Putatan Health Center Annex		1,500,000		1,500,000
Putatan Lying-in Clinic	2,500,000			2,500,000
Sucat Health Center		1,500,000		1,500,000
Tunasan Health Center		1,500,000		1,500,000
Victoria Health Center		1,500,000		1,500,000

Parañaque	37,900,000	25,500,000		63,400,000

Baclaran Health Center	5,000,000			5,000,000
Don Bosco Health Center		2,000,000		2,000,000
Don Galo Health Center		2,000,000		2,000,000
La Huerta Health Center		1,500,000		1,500,000
Libjo Health Center	2,500,000			2,500,000
Libjo Satellite Health Center		1,000,000		1,000,000
Marcelo Green Health Center	4,200,000	1,000,000		5,200,000
Masville Satellite Health Center		1,000,000		1,000,000
Merville Health Center		1,000,000		1,000,000
Moonwalk Health Center	5,000,000	1,500,000		6,500,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1001
HEALTH FACILITIES ENHANCEMENT PROGRAM (HFEP)

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
San Antonio Health Center Main	4,200,000	1,500,000		5,700,000
San Dionisio Health Center	6,000,000	1,500,000		7,500,000
San Isidro Health Center Main	5,000,000			5,000,000
San Martin De Poress Health Center		1,000,000		1,000,000
Sitio Fatima Health Center		2,000,000		2,000,000
SMDP Health Center		1,000,000		1,000,000
Sto. Nino Health Center Main		1,500,000		1,500,000
Sun Valley Health Center		2,000,000		2,000,000
Tambo Health Center		2,000,000		2,000,000
Vitalez Health Center	6,000,000	2,000,000		8,000,000

Pasay	15,000,000			15,000,000

Doña Nena Health Center	5,000,000			5,000,000
Renovation of Leveriza Health Center	5,000,000			5,000,000
San Roque Health Center	5,000,000			5,000,000

Pateros	2,000,000	1,000,000	2,500,000	5,500,000

Mayor Juan R. Sanchez Health Center	2,000,000			2,000,000
Pateros Rural Health Unit		1,000,000	2,500,000	3,500,000

Quezon City	5,000,000			5,000,000

Talipapa Health Center	5,000,000			5,000,000

Valenzuela		100,000		100,000

Valenzuela City Health Office		100,000		100,000

Region I	10,000,000	10,000,000	22,500,000	42,500,000

Ilocos Norte	10,000,000	10,000,000	2,500,000	22,500,000

Burgos Municipal Health Center	5,000,000			5,000,000
Sarrat Municipal Health Center		5,000,000		5,000,000
Sarrat Health and Diagnostic Center		5,000,000	2,500,000	7,500,000
Sarrat RHU Annex and Expansion	5,000,000			5,000,000

Pangasinan			20,000,000	20,000,000

Balungao Rural Health Unit			2,500,000	2,500,000
Brgy. Trenchera Health Center, Tayug			2,500,000	2,500,000
Rosales Rural Health Unit			2,500,000	2,500,000
San Manuel Rural Health Unit			2,500,000	2,500,000
Santa Maria MHO			2,500,000	2,500,000
Sison Rural Health Unit			2,500,000	2,500,000
Urdaneta City Health Office			2,500,000	2,500,000
Villasis Rural Health Unit			2,500,000	2,500,000

CAR	16,000,000	3,800,000	7,500,000	27,300,000

Abra	5,000,000	600,000	2,500,000	8,100,000

Boliney Rural Health Unit		200,000		200,000
Bucay Rural Health Unit	1,000,000			1,000,000
Daguioman Rural Health Unit			2,500,000	2,500,000
Dolores Rural Health Unit	1,000,000			1,000,000
La Paz Rural Health Unit		200,000		200,000
Lagangilang Rural Health Unit	1,000,000			1,000,000
Lagayan Rural Health Unit	1,000,000			1,000,000
Langiden Rural Health Unit	1,000,000			1,000,000
Pidigan Rural Health Unit		200,000		200,000

Apayao	2,000,000	400,000		2,400,000

Calanasan Rural Health Unit	1,000,000	200,000		1,200,000
Conner Rural Health Unit		200,000		200,000
Sta Marcela Rural Health Unit	1,000,000			1,000,000

Baguio City	3,000,000	800,000		3,800,000

Baguio City Health Services Office (Main Health Center)	2,000,000			2,000,000
Campo Filipino DHC		200,000		200,000
Engineer’s Hill DHC		200,000		200,000
Irisan DHC		200,000		200,000
Pacdal DHC	1,000,000			1,000,000
Scout Barrio DHC		200,000		200,000

1002	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Ifugao		400,000		400,000

Kiangan Rural Health Unit		200,000		200,000
Mayoyao Rural Health Unit		200,000		200,000

Kalinga	5,000,000	800,000		5,800,000

Balbalan Rural Health Unit		200,000		200,000
Lubuagan Rural Health Unit	1,000,000			1,000,000
Rizal Rural Health Unit	1,000,000			1,000,000
Tabuk II Rural Health Unit		200,000		200,000
Taga-Pinukpuk Rural Health Unit 1	1,000,000			1,000,000
Tanudan Rural Health Unit	1,000,000	200,000		1,200,000
Tinglayan Rural Health Unit	1,000,000	200,000		1,200,000

Mt. Province	1,000,000	800,000	5,000,000	6,800,000

Barlig Rural Health Unit			2,500,000	2,500,000
Bontoc Rural Health Unit			2,500,000	2,500,000
Natonin Rural Health Unit	1,000,000	200,000		1,200,000
Sabangan Rural Health Unit		200,000		200,000
Sagada Rural Health Unit		200,000		200,000
Tadian Rural Health Unit		200,000		200,000

Region II	36,000,000	2,350,000	37,500,000	75,850,000

Batanes	4,000,000	1,000,000	2,500,000	7,500,000

Itbayat Rural Health Unit	500,000	500,000		1,000,000
Ivana Rural Health Unit	2,000,000			2,000,000
Sabtang Rural Health Unit		500,000		500,000
Uyugan Rural Health Unit	1,500,000			1,500,000
Municipality of Mahatao, Mahatao Rural Health Unit			2,500,000	2,500,000

Cagayan	13,000,000	1,250,000	17,500,000	31,750,000

Abulug Rural Health Unit			2,500,000	2,500,000
Aparri Rural Health Unit I			2,500,000	2,500,000
Aparri Rural Health Unit II			2,500,000	2,500,000
Centro Baggao Rural Health Unit, Baggao, Cagayan	500,000	350,000		850,000
Gattaran Rural Health Unit	2,000,000	350,000		2,350,000
Municipality of Rizal, Bural Rural Health Unit	2,500,000			2,500,000
Municipality of Rizal, Masi Rural Health Unit	2,500,000			2,500,000
Municipality of Rizal, Rizal Rural Health Unit	1,000,000		2,500,000	3,500,000
Sanchez Mira Rural Health Unit			2,500,000	2,500,000
Sta. Paraxedes Rural Health Unit	3,000,000	300,000	2,500,000	5,800,000
Sto Niño Rural Health Unit			2,500,000	2,500,000
Tuao 1 Rural Health Unit	1,500,000	250,000		1,750,000

Isabela	1,000,000			1,000,000

Municipality of San Isidro, San Isidro Rural Health Unit	1,000,000			1,000,000

Nueva Vizcaya	12,000,000	100,000	15,000,000	27,100,000

Alfonso Castaneda Rural Health Unit			2,500,000	2,500,000
Ambaguio Rural Health Unit	4,000,000		2,500,000	6,500,000
Bayombong Rural Health Unit	2,000,000			2,000,000
Kayapa Rural Health Unit			2,500,000	2,500,000
Kayapa Rural Health Unit with Birthing	6,000,000	100,000		6,100,000
Municipality of Diadi, Diadi Rural Health Unit			2,500,000	2,500,000
Sta. Fe Rural Health Unit			2,500,000	2,500,000
Villaverde Rural Health Unit at Brgy. Ibung			2,500,000	2,500,000

Quirino	6,000,000		2,500,000	8,500,000

Aglipay Rural Health Unit	3,000,000			3,000,000
Diffun Rural Health Unit			2,500,000	2,500,000
Maddela Rural Health Unit	3,000,000			3,000,000

Region III	44,000,000	9,700,000	57,500,000	111,200,000

Aurora	11,000,000		2,500,000	13,500,000

Casiguran Quarantine Station	5,000,000		2,500,000	7,500,000
Ibona Rural Health Unit	1,000,000			1,000,000
Maria Aurora Rural Health Unit	5,000,000			5,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1003
HEALTH FACILITIES ENHANCEMENT PROGRAM (HFEP)

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Bataan		1,000,000	7,500,000	8,500,000

Abucay Rural Health Unit			2,500,000	2,500,000
Bagac Rural Health Unit			2,500,000	2,500,000
Mariveles Rural Health Unit I			2,500,000	2,500,000
Orion Rural Health Unit		1,000,000		1,000,000

Bulacan	12,000,000	1,000,000	15,000,000	28,000,000

Balagtas Rural Health Unit I			2,500,000	2,500,000
Baliuag Rural Health Unit	5,000,000		2,500,000	7,500,000
Bocaue Rural Health Unit I			2,500,000	2,500,000
CHU 4, CSJDM	3,000,000			3,000,000
Malolos City Health Office		1,000,000		1,000,000
Norzagaray Rural Health Unit			2,500,000	2,500,000
Pandi Rural Health Unit IV	4,000,000		2,500,000	6,500,000
San Jose Del Monte City Health Center I			2,500,000	2,500,000

Nueva Ecija	9,500,000	3,300,000	15,000,000	27,800,000

Aliaga Rural Health Unit		300,000		300,000
Barangay III Rural Health Unit	1,500,000			1,500,000
Barangay IV Rural Health Unit	1,500,000			1,500,000
Bongabon Rural Health Unit			2,500,000	2,500,000
Cabanatuan CHC 3	1,000,000			1,000,000
Cabanatuan CHC 6	1,000,000			1,000,000
Cabanatuan City Health Office		3,000,000		3,000,000
Cuyapo Rural Health Unit I	1,500,000		2,500,000	4,000,000
Laur Rural Health Unit	1,500,000		2,500,000	4,000,000
San Antonio MHO			2,500,000	2,500,000
San Jose City Health Office	1,500,000			1,500,000
Sta. Rosa MHO			2,500,000	2,500,000
Talugtug Rural Health Unit			2,500,000	2,500,000

Pampanga	5,000,000	2,000,000		7,000,000

Reproductive Health and Wellness Center and HIV Satellite	5,000,000	1,000,000		6,000,000
Gutad Rural Health Unit		500,000		500,000
San Rafael Rural Health Unit II		500,000		500,000

Tarlac	2,000,000	2,100,000	15,000,000	19,100,000

Anao Rural Health Unit			2,500,000	2,500,000
City of Tarlac, Health Center 2, Matatalaib	2,000,000			2,000,000
Gerona Rural Health Unit III		300,000		300,000
La Paz Rural Health Unit I			2,500,000	2,500,000
La Paz Rural Health Unit III, La Purisima		800,000		800,000
Municipality of Concepcion, Balutu Rural Health Unit		500,000		500,000
Pura Rural Health Unit			2,500,000	2,500,000
Ramos Rural Health Unit			2,500,000	2,500,000
San Clemente Rural Health Unit & Birthing Station			2,500,000	2,500,000
San Manuel Rural Health Unit			2,500,000	2,500,000
Municipality of Concepcion, Sta. Cruz Rural Health Unit		500,000		500,000

Zambales	4,500,000	300,000	2,500,000	7,300,000

Barretto Rural Health Unit 5	1,500,000			1,500,000
Castillejos Rural Health Unit	1,500,000			1,500,000
Olongapo City Health Office			2,500,000	2,500,000
Pag-asa Rural Health Unit I	1,500,000			1,500,000
Sta. Cruz Rural Health Unit II		300,000		300,000

Region IV-A	84,000,000	2,000,000		86,000,000

Batangas	32,000,000			32,000,000

San Juan Rural Health Unit II	2,000,000			2,000,000
Taysan Dialysis and Medical Laboratory	10,000,000			10,000,000
Sta. Teresita Municipal Health Center	20,000,000			20,000,000

Cavite	18,000,000			18,000,000

City of Dasmariñas, Dasmariñas City Health Office II	8,000,000			8,000,000
General Mariano Alvarez Rural Health Unit II	5,000,000			5,000,000
Municipality of Magallanes, Magallanes Rural Health Unit	5,000,000			5,000,000

Laguna	5,000,000			5,000,000

1004	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Biñan Rural Health Unit 1	5,000,000			5,000,000

Quezon	21,000,000	2,000,000		23,000,000

Calauag Rural Health Unit (Pinagbayanan)	10,000,000			10,000,000
Quezon Rural Health Unit	3,000,000	2,000,000		5,000,000
Sariaya Rural Health Unit	8,000,000			8,000,000

Rizal	8,000,000			8,000,000

One Cainta Super Health Center (A. Celso Ave., Valley Golf, Brgy. San Juan)	5,000,000			5,000,000
San Isidro Rural Health Unit	3,000,000			3,000,000

Region IV-B	144,700,000	17,200,000	20,000,000	181,900,000

Marinduque	5,000,000	2,000,000		7,000,000

Sta. Cruz Rural Health Unit I		1,000,000		1,000,000
Sta. Cruz Rural Health Unit II	5,000,000	1,000,000		6,000,000

Occidental Mindoro	3,000,000		5,000,000	8,000,000

Lubang Rural Health Unit			5,000,000	5,000,000
Sta. Cruz Rural Health Unit	3,000,000			3,000,000

Oriental Mindoro	49,200,000	8,400,000	15,000,000	72,600,000

Baco Rural Health Unit	5,000,000			5,000,000
Bongabong Rural Health Unit	5,000,000	400,000	2,500,000	7,900,000
Bucayao Rural Health Unit	4,000,000			4,000,000
Guinobatan Rural Health Unit	5,000,000			5,000,000
Mansalay Rural Health Unit			2,500,000	2,500,000
Parang Rural Health Unit	5,000,000			5,000,000
Pinamalayan Rural Health Unit		1,000,000		1,000,000
Pola Rural Health Unit	5,000,000	3,000,000	2,500,000	10,500,000
Puerto Galera Rural Health Unit	5,000,000			5,000,000
Roxas Rural Health Unit	4,000,000	2,000,000	2,500,000	8,500,000
Subaan Rural Health Unit	5,000,000			5,000,000
Victoria Rural Health Unit	6,200,000	2,000,000	2,500,000	10,700,000
Sablayan, Oriental Mindoro, Rural Health Unit			2,500,000	2,500,000

Palawan	51,000,000			51,000,000

Bataraza Rural Health Unit	3,000,000			3,000,000
Brooke’s Point Rural Health Unit	3,000,000			3,000,000
Coron Rural Health Unit	5,000,000			5,000,000
El Nido Rural Health Unit	2,000,000			2,000,000
Magsaysay Rural Health Unit	4,000,000			4,000,000
Malaking Patag Rural Health Unit	5,000,000			5,000,000
Quezon Rural Health Unit	5,000,000			5,000,000
Rizal Rural Health Unit	4,000,000			4,000,000
Roxas Rural Health Unit	5,000,000			5,000,000
Municipality of Busuanga Rural Health Unit	10,000,000			10,000,000
Municipality of Aborlan Rural Health Unit	5,000,000			5,000,000

Romblon	36,500,000	6,800,000		43,300,000

Banton Rural Health Unit	5,000,000			5,000,000
Calatrava Rural Health Unit	5,000,000			5,000,000
Concepcion Rural Health Unit	1,000,000	600,000		1,600,000
Ferrol Rural Health Unit	7,000,000	1,000,000		8,000,000
Looc Rural Health Unit	5,000,000			5,000,000
Magdiwang Rural Health Unit	3,000,000			3,000,000
Romblon Rural Health Unit		600,000		600,000
San Andres Rural Health Unit	5,000,000	500,000		5,500,000
San Fernando Rural Health Unit		500,000		500,000
San Jose Rural Health Unit	5,500,000			5,500,000
Santa Maria Rural Health Unit		600,000		600,000
Odiongan RHU with Birthing Home and TB DOTS		3,000,000		3,000,000

Region V	8,200,000	40,696,000	30,000,000	78,896,000

Albay	4,700,000	1,640,000	2,500,000	8,840,000

Camalig Rural Health Unit I	2,000,000	800,000		2,800,000
Daraga Rural Health Unit II	2,700,000			2,700,000
Guinobatan Rural Health Unit I			2,500,000	2,500,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1005
HEALTH FACILITIES ENHANCEMENT PROGRAM (HFEP)

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Rapu-Rapu Rural Health Unit		800,000		800,000
Tiwi Rural Health Unit		40,000		40,000
Camarines Norte		3,476,000	5,000,000	8,476,000

Capalonga Rural Health Unit I		500,000	2,500,000	3,000,000
Daet Rural Health Unit I		700,000		700,000
Mercedes Rural Health Unit I		800,000		800,000
Municipality of Basud, Maternity and Lying-in Clinic		276,000		276,000
San Vicente Rural Health Unit I		500,000		500,000
Vinzons Rural Health Unit I		700,000	2,500,000	3,200,000
Camarines Sur		17,280,000	5,000,000	22,280,000

Calabanga Rural Health Unit I			2,500,000	2,500,000
Camaligan Rural Health Unit		500,000		500,000
Canaman Rural Health Unit		800,000		800,000
Caramoan Rural Health Unit I		500,000		500,000
Caramoan Rural Health Unit II		800,000		800,000
Del Gallego Rural Health Unit		1,000,000		1,000,000
Gainza Rural Health Unit		1,000,000		1,000,000
Goa Rural Health Unit I		1,800,000		1,800,000
Iriga City Health Office		30,000		30,000
Lagonoy Rural Health Unit II		500,000		500,000
Lupi Rural Health Unit		1,500,000		1,500,000
Magarao Rural Health Unit		400,000		400,000
Milaor Rural Health Unit		500,000		500,000
Minalabac Rural Health Unit		500,000		500,000
Nabua Rural Health Unit I		400,000		400,000
Nabua Rural Health Unit II		300,000		300,000
Naga City Health Office I		800,000		800,000
Naga City Health Office II		1,800,000		1,800,000
Pamplona Rural Health Unit		300,000		300,000
Pasacao Rural Health Unit		700,000		700,000
Pili Rural Health Unit I		800,000		800,000
Pili Rural Health Unit II		800,000		800,000
Presentacion Rural Health Unit		600,000		600,000
Ragay Rural Health Unit		150,000		150,000
Sagnay Rural Health Unit		500,000	2,500,000	3,000,000
Sipocot Rural Health Unit		300,000		300,000
Catanduanes	1,000,000	4,600,000	2,500,000	8,100,000

Bagamanoc Rural Health Unit	1,000,000	500,000		1,500,000
Baras Rural Health Unit		500,000		500,000
Caramoran Rural Health Unit		1,000,000		1,000,000
Gigmoto Rural Health Unit		200,000		200,000
Pandan Rural Health Unit		700,000	2,500,000	3,200,000
San Miguel Rural Health Unit, Municipality of San Miguel		1,000,000		1,000,000
Viga Rural Health Unit		700,000		700,000
Masbate		4,100,000	2,500,000	6,600,000

Cawayan Rural Health Unit		800,000		800,000
Dimasalang Rural Health Unit		400,000		400,000
Esperanza Rural Health Unit		500,000		500,000
Mobo Rural Health Unit, Municipality of Mobo		800,000		800,000
Pio V. Corpus Rural Health Unit		800,000		800,000
Placer Rural Health Unit		800,000	2,500,000	3,300,000
Sorsogon	2,500,000	9,600,000	12,500,000	24,600,000

Barcelona Rural Health Unit		800,000	2,500,000	3,300,000
Bulan Rural Health Unit I		500,000		500,000
Bulan Rural Health Unit II		1,800,000		1,800,000
Bulusan Rural Health Unit	1,000,000	800,000		1,800,000
Casiguran Rural Health Unit		500,000		500,000
Castilla Rural Health Unit		500,000	2,500,000	3,000,000
Gubat Rural Health Unit		500,000		500,000
Irosin Rural Health Unit		600,000		600,000
Juban Rural Health Unit		500,000	2,500,000	3,000,000
Magallanes Rural Health Unit	1,500,000	500,000	2,500,000	4,500,000
Matnog Rural Health Unit		400,000		400,000
Pilar Rural Health Unit		400,000		400,000
Prieto Diaz Rural Health Unit		1,000,000		1,000,000
Sta. Magdalena Rural Health Unit		800,000	2,500,000	3,300,000

1006	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Region VI	86,700,000	26,344,000	15,000,000	128,044,000

Aklan	14,200,000	4,000,000		18,200,000

Balete Rural Health Unit	7,000,000	2,200,000		9,200,000
Madalag Rural Health Unit	3,200,000			3,200,000
New Washington Rural Health Unit II	2,000,000			2,000,000
Tangalan Rural Health Unit	2,000,000	1,800,000		3,800,000
Antique	5,500,000			5,500,000

Culasi Rural Health Unit	2,000,000			2,000,000
Hamtic Rural Health Unit	3,500,000			3,500,000
Capiz			2,500,000	2,500,000

Sapi-an Rural Health Unit			2,500,000	2,500,000
Iloilo	46,500,000	21,000,000	12,500,000	80,000,000

Alimodian Rural Health Unit	2,500,000			2,500,000
Balasan Rural Health Unit			2,500,000	2,500,000
Barotac Nuevo Rural Health Unit I		2,000,000		2,000,000
Barotac Viejo Rural Health Unit			2,500,000	2,500,000
Carles Rural Health Unit			2,500,000	2,500,000
Dingle Rural Health Unit		7,000,000		7,000,000
Dueñas Rural Health Unit			2,500,000	2,500,000
Dumangas Rural Health Unit I		2,000,000		2,000,000
Estancia MHO & Birthing Clinic		2,000,000		2,000,000
Janiuay Rural Health Unit	3,000,000	2,000,000		5,000,000
Lambunao Rural Health Unit II	6,000,000			6,000,000
Maasin Rural Health Unit	3,000,000			3,000,000
Miag-ao Rural Health Unit II	4,000,000			4,000,000
Mina Rural Health Unit		5,000,000		5,000,000
New Lucena Rural Health Unit	6,000,000			6,000,000
Oton Rural Health Unit II	6,000,000			6,000,000
San Dionisio Rural Health Unit		1,000,000		1,000,000
San Joaquin Rural Health Unit	10,000,000			10,000,000
San Joaquin Rural Health Unit II	6,000,000			6,000,000
San Rafael Rural Health Unit			2,500,000	2,500,000
Negros Occidental	20,500,000	1,344,000		21,844,000

Bacolod City Health Office	6,000,000			6,000,000
Hinobaan Rural Health Unit	6,000,000			6,000,000
Isabela Rural Health Unit	5,000,000			5,000,000
La Carlota City Main Health Center	3,500,000			3,500,000
Pontevedra Rural Health Unit		1,344,000		1,344,000

Region VII	48,200,000	112,950,000	117,500,000	278,650,000

Bohol		43,250,000	57,500,000	100,750,000

Alburquerque Rural Health Unit		2,000,000		2,000,000
Alicia Rural Health Unit		2,000,000	2,500,000	4,500,000
Anda Rural Health Unit and Birthing Center		2,000,000		2,000,000
Baclayon Rural Health Unit		2,000,000	2,500,000	4,500,000
Balilihan Rural Health Unit		2,000,000	2,500,000	4,500,000
Bien Unido Rural Health Unit		2,000,000	2,500,000	4,500,000
Bilar MHO and Birthing Center		2,000,000	2,500,000	4,500,000
Buenavista Rural Health Unit		300,000	2,500,000	2,800,000
Calape Rural Health Unit		400,000	2,500,000	2,900,000
Candijay Rural Health Unit		2,000,000	2,500,000	4,500,000
Catigbian Health Center with Lying-in		2,000,000	2,500,000	4,500,000
Corella Rural Health Unit		2,000,000	2,500,000	4,500,000
Dagohoy Rural Health Unit and Birthing Center		1,000,000	2,500,000	3,500,000
Danao Rural Health Unit		300,000		300,000
Dauis Rural Health Unit I			2,500,000	2,500,000
Dimaio Rural Health Unit		2,000,000		2,000,000
Getafe Rural Health Unit		1,000,000	2,500,000	3,500,000
Inabanga Rural Health Unit I and Birthing Center			2,500,000	2,500,000
Jagna Municipal Health Office I		2,000,000		2,000,000
Jagna Rural Health Unit II		2,000,000	2,500,000	4,500,000
Lila Rural Health Unit		2,000,000	2,500,000	4,500,000
Loay Rural Health Unit		1,500,000		1,500,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1007
HEALTH FACILITIES ENHANCEMENT PROGRAM (HFEP)

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Loon Rural Health Unit 1 (Moto Sur)		250,000	2,500,000	2,750,000
Loon Rural Health Unit 2			2,500,000	2,500,000
Municipality of Alburquerque, Alburquerque Rural Health Unit			2,500,000	2,500,000
Panglao Rural Health Unit			2,500,000	2,500,000
PCPG MHO - Birthing Center		400,000		400,000
Rural Health Unit San Isidro Birthing Center		2,000,000		2,000,000
Sagbayan Rural Health Unit		2,000,000	2,500,000	4,500,000
San Miguel Rural Health Unit		2,000,000		2,000,000
Sikatuna Rural Health Unit		100,000		100,000
Talibon Rural Health Unit			2,500,000	2,500,000
Toribia Badilla Evasco Memorial Health Center		2,000,000		2,000,000
Tubigon Rural Health Unit I			2,500,000	2,500,000
Valencia Municipal Health Office		2,000,000		2,000,000

Cebu	16,700,000	43,250,000	45,000,000	104,950,000

Alcantara Rural Health Unit		2,000,000	2,500,000	4,500,000
Argao Rural Health Unit I		2,000,000		2,000,000
Argao Rural Health Unit III (Colawin)		1,000,000		1,000,000
Badian Rural Health Unit II		1,500,000		1,500,000
Balamban Rural Health Unit II		700,000		700,000
Banilad UHC, Mandaue City	3,000,000			3,000,000
Bogo City Health Office		2,000,000	2,500,000	4,500,000
Boljoon Rural Health Unit		150,000		150,000
Catmon Rural Health Unit			2,500,000	2,500,000
Cebu City Health and Wellness Center	5,000,000			5,000,000
Cebu City Health Office		5,000,000		5,000,000
Compostela Rural Health Unit		2,000,000	2,500,000	4,500,000
Consolacion Rural Health Unit			2,500,000	2,500,000
Cordova Rural Health Unit & Birthing Center		800,000	2,500,000	3,300,000
Daanbantayan Rural Health Unit & Birthing Center		1,000,000	2,500,000	3,500,000
Daanbantayan Rural Health Unit III		2,000,000		2,000,000
Danao City Health Office Birthing Center		2,000,000		2,000,000
Danao City TB DOTS		2,000,000		2,000,000
Dumanjug Rural Health Unit	5,000,000	2,000,000	2,500,000	9,500,000
Ginatilan Rural Health Unit			2,500,000	2,500,000
Lapu-Lapu City Health Office	2,000,000	5,000,000		7,000,000
Liloan Birthing Center		300,000		300,000
Liloan Rural Health Center		300,000		300,000
Madridejos Birthing Home		500,000		500,000
Madridejos Rural Health Unit		2,000,000	2,500,000	4,500,000
Medellin Barangay Poblacion MHC		500,000		500,000
Medellin Rural Health Unit II		2,000,000		2,000,000
Minglanilla Rural Health Unit		1,500,000	2,500,000	4,000,000
Oslob Rural Health Unit			2,500,000	2,500,000
Pilar Rural Health Unit		2,000,000	2,500,000	4,500,000
Pinamungajan Rural Health Unit	1,700,000			1,700,000
Samboan Rural Health Unit			2,500,000	2,500,000
San Fernando Rural Health Unit			2,500,000	2,500,000
San Francisco Rural Health Unit			2,500,000	2,500,000
Santa Fe Rural Health Unit			2,500,000	2,500,000
Santander Municipal Health Office & Birthing Center		2,000,000	2,500,000	4,500,000
Sibonga Rural Health Unit		1,000,000		1,000,000

Negros Oriental	26,500,000	11,100,000	2,500,000	40,100,000

Ayungon Rural Health Unit	5,000,000	1,500,000		6,500,000
Bais City Health Office		500,000		500,000
Basay Rural Health Unit		1,500,000		1,500,000
Bayawan City Health Office II Phase II	5,000,000			5,000,000
Dumaguete City Health Office II	5,000,000			5,000,000
Mabinay Rural Health Unit II	1,500,000			1,500,000
Pamplona Rural Health Unit		2,000,000		2,000,000
Pamplona Rural Health Unit II		2,000,000		2,000,000
Siaton Rural Health Unit			2,500,000	2,500,000
Sibulan Rural Health Unit		1,000,000		1,000,000
Tanjay City Health Office III	5,000,000			5,000,000
Valencia Birthing and Rural Health Unit		2,000,000		2,000,000
Vallehermoso Rural Health Unit		600,000		600,000
Zamboanguita Rural Health Unit II	5,000,000			5,000,000

Siquijor	5,000,000	15,350,000	12,500,000	32,850,000

Enrique Villanueva Rural Health Unit And Birthing Center		1,000,000	2,500,000	3,500,000
Larena Rural Health Unit And Birthing Center		850,000	2,500,000	3,350,000

1008	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Lazi Health Center And Lying - In Clinic		7,000,000	2,500,000	9,500,000
Maria Rural Health Unit And Birthing Center		2,000,000	2,500,000	4,500,000
San Juan MHO & Maternity Clinic		2,500,000	2,500,000	5,000,000
Siquijor Rural Health Unit And Birthing Center	5,000,000	2,000,000		7,000,000

Region VIII	98,300,000	32,900,000	115,000,000	246,200,000

Biliran		3,000,000	15,000,000	18,000,000

Almeria Rural Health Unit		500,000	2,500,000	3,000,000
Biliran Rural Health Unit			2,500,000	2,500,000
Caibiran Rural Health Unit		500,000	2,500,000	3,000,000
Culaba Rural Health Unit			2,500,000	2,500,000
Maripipi Rural Health Unit		1,000,000	5,000,000	6,000,000
Rural Health Unit Kawayan		500,000		500,000
Rural Health Unit Naval		500,000		500,000
Eastern Samar	25,500,000	1,300,000	7,500,000	34,300,000

Arteche Rural Health Unit	2,000,000			2,000,000
City Health Office-01, Borongan City	2,000,000			2,000,000
Giporlos Rural Health Unit			2,500,000	2,500,000
Guiuan Rural Health Unit II	3,000,000	500,000	2,500,000	6,000,000
Jipapad Rural Health Unit	4,000,000			4,000,000
Lawaan Rural Health Unit	5,000,000	800,000		5,800,000
Maslog Rural Health Unit	2,000,000			2,000,000
Oras Rural Health Unit	2,000,000			2,000,000
Quinapondan Rural Health Unit	4,000,000		2,500,000	6,500,000
Taft Rural Health Unit	1,500,000			1,500,000
Leyte	12,800,000	4,300,000	15,000,000	32,100,000

Bato Rural Health Unit I	5,000,000		2,500,000	7,500,000
Baybay City Health Office			2,500,000	2,500,000
City Health Office - MSC	500,000			500,000
Diit DHC	500,000		2,500,000	3,000,000
New Kawayan DHC			2,500,000	2,500,000
Rural Health Unit Dulag		800,000		800,000
Rural Health Unit Merida		500,000		500,000
Rural Health Unit Sta. Fe	1,800,000			1,800,000
Rural Health Unit Tabon-Tabon		1,500,000		1,500,000
Tunga Rural Health Unit		1,500,000	2,500,000	4,000,000
San Isidro Rural Health Unit			2,500,000	2,500,000
Tolosa Rural Health Unit	5,000,000			5,000,000
Northern Samar	42,500,000	8,300,000	57,500,000	108,300,000

Biri Covid-19 Facility		500,000		500,000
Biri Rural Health Unit			5,000,000	5,000,000
Bobon Rural Health Unit			2,500,000	2,500,000
Capul Rural Health Unit			5,000,000	5,000,000
Catarman Rural Health Unit 1		400,000	2,500,000	2,900,000
Catarman Rural Health Unit 2		400,000	2,500,000	2,900,000
Gamay Covid-19 Facility		500,000		500,000
Gamay Rural Health Unit	5,000,000		2,500,000	7,500,000
Laoang Community Isolation Facility		500,000		500,000
Laoang Rural Health Unit	3,500,000		2,500,000	6,000,000
Lapinig Rural Health Unit	5,000,000		2,500,000	7,500,000
Lavezares Rural Health Unit			2,500,000	2,500,000
Lope de Vega Covid-19 Facility		600,000		600,000
Mapanas Community Isolation Facilty	3,000,000	500,000		3,500,000
Mapanas Rural Health Unit			2,500,000	2,500,000
Mondragon Rural Health Unit			2,500,000	2,500,000
Palapag Rural Health Unit			2,500,000	2,500,000
Pambujan Covid-19 Facility	2,000,000			2,000,000
Pambujan Rural Health Unit	5,000,000		2,500,000	7,500,000
Rural Health Unit 3 Catarman		1,500,000		1,500,000
Rural Health Unit Allen	2,000,000			2,000,000
Rural Health Unit Lope de Vega		500,000		500,000
Rural Health Unit Rosario	500,000			500,000
Rural Health Unit San Isidro		200,000		200,000
Rural Health Unit San Roque	1,500,000			1,500,000
Rural Health Unit San Vicente	2,000,000			2,000,000
Rural Health Unit Silvino Lobos	3,000,000			3,000,000
Rosario Community Isolation Facility		500,000		500,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1009
HEALTH FACILITIES ENHANCEMENT PROGRAM (HFEP)

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Rosario Rural Health Unit			2,500,000	2,500,000
San Antonio Rural Health Unit	5,000,000	700,000	5,000,000	10,700,000
San Isidro Covid-19 Facility		500,000		500,000
San Jose Community Isolation Unit		500,000		500,000
San Jose Rural Health Unit	5,000,000			5,000,000
San Vicente Rural Health Unit			7,500,000	7,500,000
Silvino Lobos Rural Health Unit			2,500,000	2,500,000
Victoria Community Isolation Unit		500,000		500,000
Victoria Rural Health Unit			2,500,000	2,500,000

Samar (Western Samar)	17,500,000	10,400,000	12,500,000	40,400,000

Calbiga Covid Isolation Facility			2,500,000	2,500,000
City Health Office Catbalogan, Catbalogan City		800,000		800,000
Rural Health Unit Almagro, Almagro		500,000		500,000
Rural Health Unit Calbiga, Calbiga		800,000		800,000
Rural Health Unit Daram	500,000	800,000	2,500,000	3,800,000
Rural Health Unit Gandara, Gandara		500,000		500,000
Rural Health Unit Jiabong, Jiabong		800,000	2,500,000	3,300,000
Rural Health Unit Marabut, Marabut		800,000		800,000
Rural Health Unit Pagsanghan, Pagsanghan		500,000		500,000
Rural Health Unit Paranas, Paranas	6,000,000			6,000,000
Rural Health Unit Pinabacdao, Pinabacdao		800,000		800,000
Rural Health Unit San Jorge, San Jorge	2,000,000			2,000,000
Rural Health Unit San Jose de Buan, San Jose de Buan		800,000		800,000
Rural Health Unit Sta. Margarita, Sta. Margarita		500,000		500,000
Rural Health Unit Sto. Niño, Sto. Niño		300,000		300,000
Rural Health Unit Tagapul-an, Tagapul-an		400,000		400,000
Rural Health Unit Talalora, Talalora		800,000		800,000
Rural Health Unit Tarangnan, Tarangnan	3,000,000			3,000,000
Rural Health Unit Villareal, Villareal	6,000,000	500,000		6,500,000
Rural Health Unit Zumarraga, Zumarraga		800,000		800,000
Tarangnan Rural Health Unit			5,000,000	5,000,000

Southern Leyte		5,600,000	7,500,000	13,100,000

Limasawa Rural Health Unit			5,000,000	5,000,000
Maasin City - CHU II		750,000		750,000
Padre Burgos Rural Health Unit		500,000		500,000
Pintuyan Rural Health Unit			2,500,000	2,500,000
Rural Health Unit Anahawan		500,000		500,000
Rural Health Unit Hinundayan		800,000		800,000
Rural Health Unit Limasawa		1,500,000		1,500,000
Rural Health Unit Malitbog		800,000		800,000
Rural Health Unit San Juan		750,000		750,000

Region IX	5,000,000	6,000,000	25,000,000	36,000,000

Zamboanga de Sur		2,000,000	2,500,000	4,500,000

Josefina Rural Health Unit			2,500,000	2,500,000
Sominot Rural Health Unit		2,000,000		2,000,000

Zamboanga del Norte	5,000,000	3,000,000	15,000,000	23,000,000

Baliguian Rural Health Unit			2,500,000	2,500,000
Kalawit Rural Health Unit			2,500,000	2,500,000
La Libertad Birthing Home	2,000,000			2,000,000
La Libertad Rural Health Unit	1,000,000		2,500,000	3,500,000
Liloy Rural Health Unit			2,500,000	2,500,000
Manukan Rural Health Unit		1,000,000		1,000,000
Mutia Rural Health Unit	2,000,000		2,500,000	4,500,000
Sibutad Rural Health Unit		2,000,000		2,000,000
Sirawai Rural Health Unit			2,500,000	2,500,000

Zamboanga Sibugay		1,000,000	7,500,000	8,500,000

Diplahan Rural Health Unit		1,000,000		1,000,000
Mabuhay Rural Health Unit			2,500,000	2,500,000
Olutanga Rural Health Unit			2,500,000	2,500,000
Talusan Rural Health Unit			2,500,000	2,500,000

Region X	15,500,000	4,000,000	60,000,000	79,500,000

Bukidnon	5,500,000	200,000		5,700,000

1010	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Malitbog Rural Health Unit	5,500,000			5,500,000
Sumilao Rural Health Unit		200,000		200,000
Cagayan de Oro	2,000,000			2,000,000

Opol Rural Health Unit	2,000,000			2,000,000
Camiguin	3,500,000		2,500,000	6,000,000

Guinsiliban Rural Health Unit			2,500,000	2,500,000
Sagay Rural Health Unit	3,500,000			3,500,000
Lanao del Norte	4,500,000	3,600,000	27,500,000	35,600,000

Bacolod Rural Health Unit			2,500,000	2,500,000
Baroy Rural Health Unit		100,000	2,500,000	2,600,000
Kapatagan Rural Health Unit	4,500,000	100,000		4,600,000
Lala Rural Health Unit		500,000	2,500,000	3,000,000
Linamon Rural Health Unit			2,500,000	2,500,000
Munai Rural Health Unit		500,000	2,500,000	3,000,000
Nunungan Rural Health Unit			2,500,000	2,500,000
Pantao Ragat Rural Health Unit		500,000		500,000
Pantar Rural Health Unit		500,000	2,500,000	3,000,000
Salvador Rural Health Unit		100,000	2,500,000	2,600,000
Sapad Rural Health Unit		500,000	2,500,000	3,000,000
Tangcal Rural Health Unit		300,000	2,500,000	2,800,000
Tubod Rural Health Unit		500,000	2,500,000	3,000,000
Misamis Occidental			12,500,000	12,500,000

Bonifacio Rural Health Unit			2,500,000	2,500,000
Clarin Rural Health Unit			2,500,000	2,500,000
Don Victoriano Chiongbian Rural Health Unit			2,500,000	2,500,000
Sinacaban Rural Health Unit			2,500,000	2,500,000
Tudela Rural Health Unit			2,500,000	2,500,000
Misamis Oriental		200,000	17,500,000	17,700,000

Kinoguitan Rural Health Unit			2,500,000	2,500,000
Lagonglong Rural Health Unit			2,500,000	2,500,000
Libertad Rural Health Unit			2,500,000	2,500,000
Magsaysay Rural Health Unit			2,500,000	2,500,000
Medina Rural Health Unit		200,000		200,000
Naawan Rural Health Unit			2,500,000	2,500,000
Sugbongcogon Rural Health Unit			2,500,000	2,500,000
Talisayan Rural Health Unit			2,500,000	2,500,000

Region XI	7,000,000	19,400,000	22,500,000	48,900,000

Davao City		600,000		600,000

Miniforest Health Center, Davao City		300,000		300,000
Talomo South Health Center, Davao City		300,000		300,000
Davao de Oro		5,000,000	5,000,000	10,000,000

Maragusan Rural Health Unit			2,500,000	2,500,000
Monkayo Rural Health Unit		5,000,000	2,500,000	7,500,000
Davao del Norte	2,000,000	8,000,000	17,500,000	27,500,000

Carmen Rural Health Unit		2,000,000	2,500,000	4,500,000
IGACOS DHO- Kaputian			2,500,000	2,500,000
IGACOS DHO- Peñaplata		2,000,000		2,000,000
Kapalong Rural Health Unit		2,000,000	2,500,000	4,500,000
New Corella Rural Health Unit	2,000,000	2,000,000	2,500,000	6,500,000
Sto. Tomas Rural Health Unit			2,500,000	2,500,000
Tagum City Health Office			2,500,000	2,500,000
Talaingod Rural Health Unit			2,500,000	2,500,000
Davao Occidental		2,300,000		2,300,000

Jose Abad Santos Rural Health Unit		1,700,000		1,700,000
Sta. Maria Rural Health Unit		600,000		600,000
Davao Oriental	5,000,000	3,500,000		8,500,000

Banaybanay Rural Health Unit	5,000,000	250,000		5,250,000
Cateel Rural Health Unit		1,500,000		1,500,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1011
HEALTH FACILITIES ENHANCEMENT PROGRAM (HFEP)

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Gov. Gen Rural Health Unit		300,000		300,000
San Isidro Rural Health Unit		1,000,000		1,000,000
Tarragona Rural Health Unit		450,000		450,000

Region XII	93,900,000	17,300,000	37,500,000	148,700,000

Cotabato	24,000,000	2,000,000	15,000,000	41,000,000

Arakan Rural Health Unit	6,000,000			6,000,000
Banisilan Rural Health Unit			2,500,000	2,500,000
Kidapawan City Health Office	3,000,000	500,000	2,500,000	6,000,000
Libungan Rural Health Unit	5,000,000		2,500,000	7,500,000
Makilala Rural Health Unit	5,000,000	1,500,000	2,500,000	9,000,000
Muan Rural Health Unit Annex			2,500,000	2,500,000
Pigkawayan Rural Health Unit			2,500,000	2,500,000
Pres. Roxas Rural Health Unit	5,000,000			5,000,000
General Santos City		2,000,000		2,000,000

Calumpang Rural Health Unit		1,000,000		1,000,000
Tambler Rural Health Unit		1,000,000		1,000,000
Sarangani	7,500,000			7,500,000

Kiamba Rural Health Unit	1,500,000			1,500,000
Maitum Rural Health Unit	5,000,000			5,000,000
Malapatan Rural Health Unit	1,000,000			1,000,000
South Cotabato	32,400,000	10,800,000	12,500,000	55,700,000

Banga Rural Health Unit		2,000,000	2,500,000	4,500,000
Koronadal City Health Office	13,000,000	1,500,000		14,500,000
Norala Rural Health Unit	4,400,000	1,500,000		5,900,000
Sto. Niño Rural Health Unit	1,500,000	3,800,000	2,500,000	7,800,000
Surallah Rural Health Unit	1,700,000		2,500,000	4,200,000
Tampakan Rural Health Unit		1,500,000	2,500,000	4,000,000
Tantangan Rural Health Unit	5,000,000	500,000	2,500,000	8,000,000
Tboli Rural Health Unit	6,800,000			6,800,000
Sultan Kudarat	10,000,000	2,500,000	10,000,000	22,500,000

Columbio Rural Health Unit			2,500,000	2,500,000
Kalamansig Rural Health Unit	2,000,000		2,500,000	4,500,000
Masiag Rural Health Unit Annex	6,000,000	1,500,000	2,500,000	10,000,000
Sen. Ninoy Aquino Rural Health Unit	2,000,000	500,000	2,500,000	5,000,000
Tacurong City Health Office		500,000		500,000
Surigao del Norte	20,000,000			20,000,000

Del Carmen Rural Health Unit	20,000,000			20,000,000

Region XIII	85,200,000	1,700,000	60,000,000	146,900,000

Agusan del Norte	16,000,000	700,000	2,500,000	19,200,000

Cabadbaran City Health Office	2,000,000			2,000,000
Carmen Rural Health Unit	3,000,000	700,000		3,700,000
Kitcharao Rural Health Unit	3,000,000			3,000,000
Nasipit Rural Health Unit & Family Planning	3,000,000		2,500,000	5,500,000
Remedios T. Romualdez Rural Health Unit and Family Planning	5,000,000			5,000,000
Agusan del Sur	14,800,000		12,500,000	27,300,000

Bayugan City Health Office	3,800,000		2,500,000	6,300,000
La Paz Rural Health Unit			2,500,000	2,500,000
Rosario Rural Health Unit			2,500,000	2,500,000
San Luis Rural Health Unit	1,500,000			1,500,000
Sta Josefa Rural Health Unit	2,500,000			2,500,000
Talacogon Rural Health Unit	5,000,000		2,500,000	7,500,000
Trento Rural Health Unit	2,000,000			2,000,000
Veruela Rural Health Unit			2,500,000	2,500,000
Dinagat Islands	6,000,000		10,000,000	16,000,000

Albur Libjo Rural Health Unit			2,500,000	2,500,000
Cagdianao Rural Health Unit	2,000,000		2,500,000	4,500,000
Loreto Rural Health Unit			2,500,000	2,500,000
San Jose Rural Health Unit	2,000,000			2,000,000

1012	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Tubajon Rural Health Unit	2,000,000		2,500,000	4,500,000
Surigao del Norte	25,500,000	1,000,000	12,500,000	39,000,000

Alegria Rural Health Unit	1,000,000		2,500,000	3,500,000
Dapa Rural Health Unit	5,000,000		2,500,000	7,500,000
General Luna Rural Health Unit	5,000,000			5,000,000
Mainit Rural Health Unit	3,000,000			3,000,000
Malimono Rural Health Unit		1,000,000		1,000,000
San Benito Rural Health Unit	5,000,000			5,000,000
San Isidro Rural Health Unit	1,000,000			1,000,000
Socorro Rural Health Unit	2,500,000		2,500,000	5,000,000
Surigao City Health Office	3,000,000		5,000,000	8,000,000
Surigao del Sur	22,900,000		22,500,000	45,400,000

Cagwait Rural Health Unit	2,000,000		2,500,000	4,500,000
Cantilan Rural Health Unit	3,400,000		2,500,000	5,900,000
Carmen Rural Health Unit	2,000,000		2,500,000	4,500,000
Carrascal Rural Health Unit	2,000,000			2,000,000
Cortes Rural Health Unit	1,000,000		2,500,000	3,500,000
Hinatuan Rural Health Unit			2,500,000	2,500,000
Lanuza Rural Health Unit	2,000,000		2,500,000	4,500,000
Lingig Rural Health Unit	3,000,000		2,500,000	5,500,000
Madrid Rural Health Unit	2,000,000			2,000,000
Marihatag Rural Health Unit			2,500,000	2,500,000
San Agustin Rural Health Unit	2,000,000			2,000,000
Tagbina Rural Health Unit	2,000,000			2,000,000
Tago Rural Health Unit	1,500,000		2,500,000	4,000,000

3. Polyclinics	44,500,000	11,000,000		55,500,000

3.a Completion/Upgrading/Repair and Equipping of Polyclinic	44,500,000	11,000,000		55,500,000

Region VI	39,500,000			39,500,000

Antique	39,500,000			39,500,000

Caluya Polyclinics	18,000,000			18,000,000
Libertad Polyclinic	10,000,000			10,000,000
San Remigio Polyclinic	11,500,000			11,500,000

Region VII		5,000,000		5,000,000

Cebu		5,000,000		5,000,000

Tabuelan Polyclinic		5,000,000		5,000,000

Region XIII	5,000,000	6,000,000		11,000,000

Agusan del Norte		6,000,000		6,000,000

Butuan City, Bilay Polyclinic		6,000,000		6,000,000
Surigao del Norte	5,000,000			5,000,000

Surigao City Polyclinic, Brgy. Luna	5,000,000			5,000,000

4. LGU Hospitals	3,643,595,000	1,325,985,000	312,000,000	5,281,580,000

4.a LGU Hospitals	3,643,595,000	1,325,985,000	312,000,000	5,281,580,000

National Capital Region (NCR)	18,000,000	130,000,000	7,500,000	155,500,000

Manila	8,000,000		5,000,000	13,000,000

Gat Andres Bonifacio Memorial Medical Center	8,000,000		2,500,000	10,500,000
Justice Jose Abad Santos General Hospital			2,500,000	2,500,000
Parañaque		15,000,000		15,000,000

Ospital Ng Parañaque		15,000,000		15,000,000
San Juan City	10,000,000	10,000,000		20,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1013
HEALTH FACILITIES ENHANCEMENT PROGRAM (HFEP)

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
San Juan Medical Center	10,000,000	10,000,000		20,000,000

Taguig City		105,000,000		105,000,000

Taguig City General Hospital		105,000,000		105,000,000

Valenzuela			2,500,000	2,500,000

Valenzuela City Emergency Hospital			2,500,000	2,500,000

Region I	525,000,000		15,000,000	540,000,000

Ilocos Sur	275,000,000		15,000,000	290,000,000

Sinait District Hospital	50,000,000			50,000,000
Ilocos Sur Provincial Hospital, Gabriela Silang	150,000,000			150,000,000
Bangui District Hospital			2,500,000	2,500,000
Doña Josefa Edralin Marcos Memorial Hospital			2,500,000	2,500,000
Piddig District Hospital			2,500,000	2,500,000
Dingras District Hospital			2,500,000	2,500,000
Vintar District Hospital			2,500,000	2,500,000
Gov. Roque B. Ablan Sr. Memorial Hospital	75,000,000		2,500,000	77,500,000

Pangasinan	150,000,000			150,000,000

Dagupan City Maternity and Children’s Hospital	150,000,000			150,000,000

La Union	100,000,000			100,000,000

Naguilan District Hospital	50,000,000			50,000,000
Rosario District Hospital	50,000,000			50,000,000

CAR	122,928,000	48,000,000	32,500,000	203,428,000

Apayao			5,000,000	5,000,000

Amma Jadsac District Hospital			2,500,000	2,500,000
Sta. Marcela District Hospital			2,500,000	2,500,000

Benguet		20,000,000	2,500,000	22,500,000

Atok District Hospital		10,000,000		10,000,000
Benguet General Hospital		10,000,000	2,500,000	12,500,000

Ifugao	50,000,000	10,000,000	7,500,000	67,500,000

Ifugao General Hospital	50,000,000	10,000,000	2,500,000	62,500,000
Potia District Hospital			2,500,000	2,500,000
Tinoc District Hospital			2,500,000	2,500,000

Kalinga	22,928,000	8,000,000	7,500,000	38,428,000

Gabriela Mija Kim Medical Center			2,500,000	2,500,000
Juan M. Duyan Memorial District Hospital			2,500,000	2,500,000
Kalinga District Hospital	13,428,000			13,428,000
Kalinga Provincial Hospital		8,000,000	2,500,000	10,500,000
Tanudan District Hospital	5,500,000			5,500,000
Western Kalinga District Hospital	4,000,000			4,000,000

Mt. Province	50,000,000	10,000,000	10,000,000	70,000,000

Anastacia-Rafael Sagel Memorial Hospital			2,500,000	2,500,000
Barlig District Hospital			2,500,000	2,500,000
Besao District Hospital		10,000,000	2,500,000	12,500,000
Bontoc General Hospital	50,000,000			50,000,000
Paracelis District Hospital			2,500,000	2,500,000

Region II	68,000,000	58,000,000	10,000,000	136,000,000

Batanes		10,000,000	2,500,000	12,500,000

Itbayat District Hospital			2,500,000	2,500,000
Sabtang Community Hospital		10,000,000		10,000,000

Cagayan	18,000,000		5,000,000	23,000,000

Alcala Municipal Hospital			2,500,000	2,500,000
Alfonso Ponce Memorial District Hospital	11,000,000			11,000,000
Municipality of Tuao, Tuao Infirmary Hospital	7,000,000			7,000,000
Northern Cagayan District Hospital			2,500,000	2,500,000

1014	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Isabela		23,000,000		23,000,000

Cauayan District Hospital		5,000,000		5,000,000
Echague District Hospital		8,000,000		8,000,000
Gov. Faustino N. Dy Sr. Memorial Hospital		5,000,000		5,000,000
Manuel A. Roxas District Hospital		5,000,000		5,000,000

Nueva Vizcaya	50,000,000	10,000,000	2,500,000	62,500,000

Nueva Vizcaya Provincial Hospital	50,000,000	10,000,000	2,500,000	62,500,000

Quirino		15,000,000		15,000,000

Quirino Provincial Medical Center		15,000,000		15,000,000

Region III	627,148,000	90,540,000	25,000,000	742,688,000

Aurora	7,500,000	2,540,000		10,040,000

Casiguran District Hospital, Aurora	7,500,000	2,540,000		10,040,000

Bataan	190,000,000	10,000,000		200,000,000

Orani District Hospital	190,000,000	10,000,000		200,000,000

Bulacan	162,000,000	23,000,000	5,000,000	190,000,000

Baliuag District Hospital		10,000,000		10,000,000
Bustos Community Hospital	100,000,000		2,500,000	102,500,000
Calumpit District Hospital		8,000,000	2,500,000	10,500,000
Norzagaray Municipal Hospital		5,000,000		5,000,000
Ospital ng Lungsod San Jose Del Monte	12,000,000			12,000,000
Ospital ng Meycauayan	50,000,000			50,000,000

Nueva Ecija	72,648,000	3,000,000	12,500,000	88,148,000

Carranglan Medicare and Community Hospital			2,500,000	2,500,000
Gabaldon Medicare Community Hospital			2,500,000	2,500,000
Gapan District Hospital			2,500,000	2,500,000
General Tinio Medicare and Community Hospital			2,500,000	2,500,000
Guimba District Hospital			2,500,000	2,500,000
Ospital ng Lungsod Agham ng Munoz		3,000,000		3,000,000
Batang Gapan Medical Center	72,648,000			72,648,000

Pampanga	180,000,000	30,000,000	7,500,000	217,500,000

Air Force City Hospital, Clark Air Base			2,500,000	2,500,000
Clark Extension-Pampanga Provincial Hospital	20,000,000			20,000,000
Diosdado P. Macapagal Memorial Hospital	30,000,000	15,000,000		45,000,000
Dr. Andres J. Luciano District Hospital			2,500,000	2,500,000
Escolastica Romero District Hospital	10,000,000	5,000,000		15,000,000
Mabalacat District Hospital		10,000,000	2,500,000	12,500,000
Ospital Ning Angeles	10,000,000			10,000,000
Pampanga Provincial Hospital	110,000,000			110,000,000

Tarlac	15,000,000	22,000,000		37,000,000

Concepcion District Hospital	15,000,000			15,000,000
Ospital Ning Capas		5,000,000		5,000,000
Paniqui General Hospital		7,000,000		7,000,000
Tarlac Provincial Hospital		10,000,000		10,000,000

Region IV-A	426,880,000	108,792,000	30,000,000	565,672,000

Batangas	200,000,000	30,000,000		230,000,000

Batangas Provincial Hospital		10,000,000		10,000,000
Ospital Ng Lipa		10,000,000		10,000,000
San Jose District Hospital		5,000,000		5,000,000
Santo Tomas Municipal Hospital		5,000,000		5,000,000
Northern Tagalog Regional Hospital
(Batangas Medical Center Annex)	200,000,000			200,000,000

Cavite			2,500,000	2,500,000

Gen. Emilio Aguinaldo Memorial Hospital			2,500,000	2,500,000

Laguna	50,000,000	48,237,000	15,000,000	113,237,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1015
HEALTH FACILITIES ENHANCEMENT PROGRAM (HFEP)

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Laguna Medical Center			2,500,000	2,500,000
Laguna Provincial Hospital - Bay District Hospital		5,000,000	2,500,000	7,500,000
Laguna Provincial Hospital - Gen. J. Cailles Memorial
District Hospital		8,000,000	2,500,000	10,500,000
Laguna Provincial Hospital - Luisiana District Hospital		10,000,000	2,500,000	12,500,000
Laguna Provincial Hospital - San Pablo City District Hospital		15,237,000	2,500,000	17,737,000
Laguna Provincial Hospital - San Pedro District Hospital		10,000,000		10,000,000
Laguna Provincial Hospital - Nagcarlan District Hospital	50,000,000		2,500,000	52,500,000

Quezon	176,880,000	30,555,000	12,500,000	219,935,000

Claro M. Recto Memorial District Hospital		5,000,000	2,500,000	7,500,000
Doña Marta Memorial District Hospital		7,000,000	2,500,000	9,500,000
Guinayangan Medicare Community Hospital		5,000,000	2,500,000	7,500,000
Magsaysay Memorial District Hospital			2,500,000	2,500,000
San Francisco Municipal Hospital			2,500,000	2,500,000
Gumaca District Hospital, Gumaca Quezon	6,880,000	13,555,000		20,435,000
Lucena City General Hospital	150,000,000			150,000,000
Tiaong District Hospital	20,000,000			20,000,000

Region IV-B	429,424,000	209,198,000	20,000,000	658,622,000

Marinduque	421,424,000	154,198,000	5,000,000	580,622,000

Marinduque Provincial Hospital	421,424,000	154,198,000	5,000,000	580,622,000

Occidental Mindoro			2,500,000	2,500,000

Abra de Ilog Municipal Hospital			2,500,000	2,500,000

Oriental Mindoro		20,000,000	7,500,000	27,500,000

Bongabong Community Hospital		10,000,000		10,000,000
Naujan Community Hospital			2,500,000	2,500,000
Oriental Mindoro Central District Hospital -Pinamalayan			2,500,000	2,500,000
Oriental Mindoro Provincial Hospital		10,000,000	2,500,000	12,500,000

Palawan	8,000,000	20,000,000		28,000,000

Jose P. Rizal Lying-In Clinic	8,000,000			8,000,000
Northern Palawan Provincial Hospital		10,000,000		10,000,000
Southern Palawan Provincial Hospital		10,000,000		10,000,000

Romblon		15,000,000	5,000,000	20,000,000

Don Modesto Formilleza Sr. Memorial Hospital, Looc			2,500,000	2,500,000
Romblon Provincial Hospital		15,000,000		15,000,000
Sibuyan District Hospital -Cajidiocan			2,500,000	2,500,000

Region V	150,000,000	38,000,000	12,500,000	200,500,000

Camarines Norte			2,500,000	2,500,000

Municipality of Capalonga, Capalonga Community and Medicare Hospital			2,500,000	2,500,000

Catanduanes		10,000,000		10,000,000

Juan M. Alberto Memorial District Hospital		5,000,000		5,000,000
Pandan District Hospital		5,000,000		5,000,000

Masbate		8,000,000	5,000,000	13,000,000

Cataingan District Hospital		3,000,000		3,000,000
Masbate Provincial Hospital		5,000,000		5,000,000
Moises Espinosa Sr. Memoral Municipal Hospital			2,500,000	2,500,000
Ticao District Hospital, Municipality of San Jacinto			2,500,000	2,500,000

Sorsogon	150,000,000	20,000,000	5,000,000	175,000,000

Bulan Medicare Hospital			2,500,000	2,500,000
Donsol District Hospital		5,000,000		5,000,000
Dr. Fernando B. Duran, Sr,. Memorial Hospital		10,000,000		10,000,000
Irosin District Hospital			2,500,000	2,500,000
Vicente L. Peralta Memorial District Hospital		5,000,000		5,000,000
Sorsogon Provincial Hospital	150,000,000			150,000,000

Region VI	423,445,000	269,930,000	37,500,000	730,875,000

1016	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total

Aklan	17,500,000	33,000,000	12,500,000	63,000,000

Buruanga Municipal Hospital			2,500,000	2,500,000
Don Leovigildo N. Diapo Hospital			2,500,000	2,500,000
Dr. Rafael S. Tumbokon Memorial Hospital		8,000,000	2,500,000	10,500,000
Dr. Ramon B. Legaspi Sr. Memorial Hospital		5,000,000		5,000,000
Godofredo P. Ramos Hospital (formerly Altavas District Hospital)			2,500,000	2,500,000
Ibajay District Hospital	17,500,000	20,000,000	2,500,000	40,000,000

Antique		15,000,000	2,500,000	17,500,000

Angel Salazar Memorial General Hospital		10,000,000		10,000,000
Culasi District Hospital			2,500,000	2,500,000
Ramon Masa Sr. Memorial District Hospital		5,000,000		5,000,000

Bacolod	250,000,000			250,000,000

Bacolod City General Hospital	250,000,000			250,000,000

Capiz		13,000,000		13,000,000

Mambusao District Hospital		8,000,000		8,000,000
Roxas Memorial Provincial Hospital		5,000,000		5,000,000

Guimaras	20,000,000	10,000,000		30,000,000

Dr. Catalino Gallego Nava Provincial Hospital	20,000,000	10,000,000		30,000,000

Iloilo	135,945,000	175,930,000	17,500,000	329,375,000

Dr. Ricardo S. Provido Sr. Memorial District Hospital			2,500,000	2,500,000
Dr. Ricardo Y. Ladrido Memorial Hospital			2,500,000	2,500,000
Federico Roman Tirador Sr. Memorial District Hospital			2,500,000	2,500,000
Iloilo Provincial Hospital	135,945,000	170,930,000	2,500,000	309,375,000
Ramon Tabiana Memorial District Hospital			2,500,000	2,500,000
San Joaquin Mother and Child Hospital			2,500,000	2,500,000
Sara District Hospital		5,000,000	2,500,000	7,500,000

Negros Occidental		23,000,000	5,000,000	28,000,000

Bago City Hospital		5,000,000	2,500,000	7,500,000
Cadiz District Hospital		8,000,000		8,000,000
Ignacio L. Arroyo Sr. Memorial District Hospital			2,500,000	2,500,000
Teresita L. Jalandoni Provincial Hospital		10,000,000		10,000,000

Region VII	68,770,000	28,000,000	30,000,000	126,770,000

Bohol		15,000,000	7,500,000	22,500,000

Calape Mother And Child Hospital			2,500,000	2,500,000
Catigbian District Hospital		5,000,000		5,000,000
San Miguel Hospital			2,500,000	2,500,000
Teodoro B. Galagar District Hospital		5,000,000		5,000,000
Tubigon Community Hospital			2,500,000	2,500,000
Balilihan Municipal Infirmary		5,000,000		5,000,000

Cebu	68,770,000	13,000,000	17,500,000	99,270,000

Barili District Hospital			2,500,000	2,500,000
Cebu Provincial Hospital - Carcar City			2,500,000	2,500,000
Cebu Provincial Hospital (Balamban)		5,000,000	2,500,000	7,500,000
Cebu Provincial Hospital (Bogo City)		8,000,000		8,000,000
Daanbantayan District Hospital			2,500,000	2,500,000
Oslob District Hospital			2,500,000	2,500,000
Ricardo L. Maningo Mem. Hospital, San Francisco			2,500,000	2,500,000
Sta. Rosa Community Hospital			2,500,000	2,500,000
Lapu-Lapu City Hospital Center	68,770,000			68,770,000

Siquijor			5,000,000	5,000,000

Lazi Medicare Community Hospital			2,500,000	2,500,000
Siquijor Provincial Hospital			2,500,000	2,500,000

Region VIII	136,000,000	122,000,000	12,500,000	270,500,000

Biliran		15,000,000		15,000,000

Biliran Provincial Hospital		15,000,000		15,000,000

Eastern Samar	100,000,000	10,000,000	2,500,000	112,500,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1017
HEALTH FACILITIES ENHANCEMENT PROGRAM (HFEP)

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Eastern Samar Provincial Hospital		10,000,000	2,500,000	12,500,000
Felipe Abrigo Memorial Hospital	100,000,000			100,000,000

Leyte	12,000,000	45,000,000		57,000,000

Leyte Provincial Hospital	12,000,000	10,000,000		22,000,000
Ormoc District Hospital		10,000,000		10,000,000
Tacloban City Hospital		15,000,000		15,000,000
Western Leyte Provincial Hospital		10,000,000		10,000,000

Northern Samar	12,000,000	20,000,000		32,000,000

Allen District Hospital		10,000,000		10,000,000
Northern Samar Provincial Hospital	12,000,000	10,000,000		22,000,000

Samar (Western Samar)		20,000,000		20,000,000

Basey District Hospital		10,000,000		10,000,000
Samar Provincial Hospital		10,000,000		10,000,000

Southern Leyte	12,000,000	12,000,000	10,000,000	34,000,000

Anahawan District Hospital			2,500,000	2,500,000
Padre Burgos Community Hospital			2,500,000	2,500,000
Pintuyan District Hospital			2,500,000	2,500,000
Salvacion Oppus Yniguez Memorial Provincial Hospital	12,000,000	7,000,000		19,000,000
Sogod District Hospital		5,000,000	2,500,000	7,500,000

Region IX	170,000,000	33,000,000		203,000,000

Zamboanga del Norte	170,000,000	13,000,000		183,000,000

Corazon C. Aquino Hospital		5,000,000		5,000,000
Zamboanga Del Norte Medical Center	150,000,000	8,000,000		158,000,000
Sindangan District Hospital	20,000,000			20,000,000

Zamboanga del Sur		10,000,000		10,000,000

Zamboanga Del Sur Medical Center		10,000,000		10,000,000

Zamboanga Sibugay		10,000,000		10,000,000

Zamboanga Sibugay Provincial Hospital		10,000,000		10,000,000

Region X	140,000,000	50,000,000	22,500,000	212,500,000

Cagayan de Oro			2,500,000	2,500,000

JR Borja General Hospital			2,500,000	2,500,000

Camiguin	40,000,000			40,000,000

Camiguin General Hospital	40,000,000			40,000,000

Lanao del Norte		23,000,000	2,500,000	25,500,000

Gregorio T. Lluch Memorial Hospital		5,000,000	2,500,000	7,500,000
Kapatagan Provincial Hospital		8,000,000		8,000,000
Lanao Del Norte Provincial Hospital		10,000,000		10,000,000

Misamis Oriental		27,000,000	17,500,000	44,500,000

J.R. Borja General Hospital		10,000,000		10,000,000
Medina Hospital			2,500,000	2,500,000
Misamis Oriental Provincial Hospital - Balingasag		7,000,000	2,500,000	9,500,000
Misamis Oriental Provincial Hospital - Gingoog		5,000,000	2,500,000	7,500,000
Misamis Oriental Provincial Hospital - Magsaysay			2,500,000	2,500,000
Misamis Oriental Provincial Hospital - Manticao		5,000,000	2,500,000	7,500,000
Misamis Oriental Provincial Hospital- Claveria			2,500,000	2,500,000
OWWA Misamis Oriental Provincial Hospital - Alubijid			2,500,000	2,500,000

Misamis Occidental	100,000,000			100,000,000

Doña Maria D. Tan Provincial Hospital	100,000,000			100,000,000

Region XI		40,000,000	5,000,000	45,000,000

Davao de Oro		12,000,000		12,000,000

Compostela Valley Provincial Hospital - Laak		5,000,000		5,000,000
Compostela Valley Provincial Hospital - Pantukan		7,000,000		7,000,000

1018	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total

Davao del Norte		13,000,000		13,000,000

Davao Del Norte Hospital - Carmen Zone		5,000,000		5,000,000
Davao Del Norte Hospital - Igacos Zone		8,000,000		8,000,000

Davao Occidental			5,000,000	5,000,000

Sarangani District Hospital			5,000,000	5,000,000

Davao Oriental		15,000,000		15,000,000

Davao Oriental Provincial Hospital-Lupon		5,000,000		5,000,000
Davao Oriental Provincial Medical Center		10,000,000		10,000,000

Region XII	57,000,000	21,000,000	19,500,000	97,500,000

Sarangani	37,000,000	8,000,000	4,000,000	49,000,000

Dr. Cornelio T. Martinez Sr. Memorial Hospital		8,000,000		8,000,000
Maitum Municipal Hospital	12,000,000			12,000,000
Malungon Municipal Hospital			4,000,000	4,000,000
Sarangani Provincial Hospital	25,000,000			25,000,000

South Cotabato		13,000,000	9,000,000	22,000,000

Dr. Jorge P. Royeca Hospital		8,000,000		8,000,000
Lake Sebu Community Healthcare Complex			2,500,000	2,500,000
Norala District Hospital			4,000,000	4,000,000
Polomolok Municipal Hospital			2,500,000	2,500,000
South Cotabato Provincial Hospital		5,000,000		5,000,000

Cotabato	20,000,000			20,000,000

Banisilan District Hospital	20,000,000			20,000,000

Sultan Kudarat			6,500,000	6,500,000

Sultan Kudarat District Hospital			2,500,000	2,500,000
Sultan Kudarat Provincial Hospital			4,000,000	4,000,000

Region XIII		79,525,000	32,500,000	112,025,000

Agusan del Norte		23,000,000	7,500,000	30,500,000

Agusan del Norte Provincial Hospital		10,000,000	2,500,000	12,500,000
Butuan Medical Center		13,000,000		13,000,000
Kitcharao District Hospital			2,500,000	2,500,000
Nasipit District Hospital			2,500,000	2,500,000

Agusan del Sur		33,000,000	12,500,000	45,500,000

Bayugan Community Hospital		15,000,000		15,000,000
Bunawan District Hospital		5,000,000	2,500,000	7,500,000
D.O. Plaza Memorial Hospital		8,000,000		8,000,000
Esperanza Medical Community Hospital			2,500,000	2,500,000
La Paz Municipal Hospital			2,500,000	2,500,000
Loreto Municipal Hospital			2,500,000	2,500,000
Talacogon District Hospital		5,000,000	2,500,000	7,500,000

Dinagat Islands			5,000,000	5,000,000

Albor District Hospital			2,500,000	2,500,000
Loreto District Hospital			2,500,000	2,500,000

Surigao del Norte		23,525,000	2,500,000	26,025,000

Del Carmen District Hospital		5,000,000		5,000,000
Mainit Medicare Community Hospital			2,500,000	2,500,000
Pilar District Hospital		5,000,000		5,000,000
Surigao Del Norte Provincial Hospital		13,525,000		13,525,000

Surigao del Sur			5,000,000	5,000,000

Hinatuan District Hospital			2,500,000	2,500,000
Lingig Community Hospital			2,500,000	2,500,000

BARMM	281,000,000			281,000,000

Tawi-Tawi	150,000,000			150,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1019
HEALTH FACILITIES ENHANCEMENT PROGRAM (HFEP)

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Tawi-Tawi Provincial Hospital	150,000,000			150,000,000

Lanao del Sur	50,000,000			50,000,000

Lanao del Sur Provincial Hospital - Marantao	50,000,000			50,000,000

Sulu	81,000,000			81,000,000

Sulu Provincial Hospital	81,000,000			81,000,000

5. DOH Hospitals	5,675,500,000	4,417,332,000	37,500,000	10,130,332,000

5.a DOH Hospitals	4,414,500,000	4,417,332,000	37,500,000	8,869,332,000

National Capital Region (NCR)	2,032,000,000	983,500,000		3,015,500,000

Amang Rodriguez Memorial Medical Center		21,000,000		21,000,000
Dr. Jose Fabella Memorial Hospital	100,000,000	275,000,000		375,000,000
Dr. Jose N. Rodriguez Memorial Hospital	100,000,000	21,000,000		121,000,000
East Avenue Medical Center	50,000,000	40,000,000		90,000,000
Jose R. Reyes Memorial Medical Center	80,000,000	50,000,000		130,000,000
Las Piñas General Hospital and Satellite Trauma Center	50,000,000	15,000,000		65,000,000
Lung Center of the Philippines		51,000,000		51,000,000
National Center for Mental Health	85,000,000	21,000,000		106,000,000
National Children Hospital	45,000,000	21,000,000		66,000,000
National Kidney and Transplant Institute	40,000,000	21,000,000		61,000,000
Philippine Cancer Center	70,000,000	15,000,000		85,000,000
Philippine Children’s Medical Center		71,000,000		71,000,000
Philippine Heart Center		50,000,000		50,000,000
Philippine Orthopedic Center	742,000,000	71,000,000		813,000,000
Quirino Memorial Medical Center	50,000,000	40,000,000		90,000,000
Research Institute for Tropical Medicine		21,000,000		21,000,000
Rizal Medical Center	50,000,000	72,500,000		122,500,000
San Lazaro Hospital	90,000,000	21,000,000		111,000,000
San Lorenzo Ruiz Women’s Hospital		15,000,000		15,000,000
Senate President Neptali Gonzales General Hospital	300,000,000			300,000,000
Tondo Medical Center		21,000,000		21,000,000
Valenzuela Medical Center	180,000,000	50,000,000		230,000,000

Region I	290,000,000	230,000,000		520,000,000

Conrado Estrella Regional Medical and Trauma Center	200,000,000			200,000,000
Ilocos Training and Regional Medical Center	90,000,000	30,000,000		120,000,000
Mariano Marcos Memorial Hospital and Medical Center		150,000,000		150,000,000
Region I Medical Center		50,000,000		50,000,000

CAR	203,000,000	487,000,000	2,500,000	692,500,000

Baguio General Hospital and Medical Center	163,000,000	417,000,000		580,000,000
Conner District Hospital	40,000,000	15,000,000	2,500,000	57,500,000
Far North Luzon General Hospital and Training Center		15,000,000		15,000,000
Luis Hora Memorial Regional Hospital		40,000,000		40,000,000

Region II	20,000,000	125,000,000		145,000,000

Batanes General Hospital	20,000,000	15,000,000		35,000,000
Cagayan Valley Medical Center		30,000,000		30,000,000
Region II Trauma and Medical Center		50,000,000		50,000,000
Southern Isabela Medical Center		30,000,000		30,000,000

Region III	105,000,000	670,000,000		775,000,000

Bataan General Hospital and Medical Center	30,000,000	130,000,000		160,000,000
Dr. Paulino J. Garcia Memorial Research and Medical Center		200,000,000		200,000,000
Jose B. Lingad Memorial Regional Hospital		220,000,000		220,000,000
Mariveles Mental Wellness and General Hospital	50,000,000	90,000,000		140,000,000
Talavera General Hospital	25,000,000	30,000,000		55,000,000

Region IV-A	185,000,000	61,000,000	5,000,000	251,000,000

Batangas Medical Center	60,000,000	21,000,000		81,000,000
Maria Eleazar General Hospital	110,000,000	10,000,000	2,500,000	122,500,000
Southern Tagalog Regional Hospital	15,000,000	30,000,000	2,500,000	47,500,000

Region IV-B	95,000,000	40,000,000	8,500,000	143,500,000

Culion Sanitarium and General Hospital	65,000,000	20,000,000	8,500,000	93,500,000
Ospital ng Palawan	30,000,000	20,000,000		50,000,000

1020	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total

Region V	200,000,000	130,000,000		330,000,000

Bicol Medical Center	95,000,000	50,000,000		145,000,000
Bicol Region General Hospital and Geriatric Medical Center	15,000,000	30,000,000		45,000,000
Bicol Regional Training and Teaching Hospital	90,000,000	50,000,000		140,000,000

Region VI	200,000,000	165,000,000		365,000,000

Corazon Locsin Montelibano Memorial Regional Hospital	60,000,000	50,000,000		110,000,000
Don Jose S. Monfort Medical Center Extension Hospital	30,000,000	15,000,000		45,000,000
Western Visayas Medical Center	80,000,000	80,000,000		160,000,000
Western Visayas Sanitarium	30,000,000	20,000,000		50,000,000

Region VII	85,000,000	555,000,000		640,000,000

Don Emilio Del Valle Memorial Hospital	20,000,000	15,000,000		35,000,000
Eversley Childs Sanitarium and General Hospital		65,000,000		65,000,000
Gov. Celestino Gallares Memorial Hospital	25,000,000	245,000,000		270,000,000
St. Anthony Mother and Child Hospital	20,000,000	15,000,000		35,000,000
Talisay District Hospital	20,000,000	15,000,000		35,000,000
Vicente Sotto Memorial Medical Center		200,000,000		200,000,000

Region VIII	50,000,000	65,000,000		115,000,000

Eastern Visayas Regional Medical Center	40,000,000	50,000,000		90,000,000
Schistosomiasis Control and Research Hospital	10,000,000	15,000,000		25,000,000

Region IX	125,000,000	180,886,000	7,500,000	313,386,000

Basilan General Hospital	10,000,000	30,000,000	2,500,000	42,500,000
Dr. Jose Rizal Memorial Hospital	10,000,000	25,000,000		35,000,000
Labuan General Hospital	30,000,000	10,886,000	2,500,000	43,386,000
Margosatubig Regional Hospital	15,000,000	25,000,000	2,500,000	42,500,000
Mindanao Central Sanitarium	20,000,000	25,000,000		45,000,000
Sulu Sanitarium	10,000,000	15,000,000		25,000,000
Zamboanga City Medical Center	30,000,000	50,000,000		80,000,000

Region X	87,500,000	315,700,000	5,000,000	408,200,000

Amai Pakpak Medical Center		120,000,000		120,000,000
First Misamis Oriental General Hospital		20,700,000		20,700,000
Mayor Hilarion A. Ramiro, Sr., Medical Center	30,000,000	20,000,000		50,000,000
Northern Mindanao Medical Center	50,000,000	155,000,000	5,000,000	210,000,000
Camiguin General Hospital	7,500,000			7,500,000

Region XI	412,000,000	171,000,000		583,000,000

Davao Occidental General Hospital	292,000,000	10,000,000		302,000,000
Davao Regional Medical Center	50,000,000	50,000,000		100,000,000
Southern Philippines Medical Center	70,000,000	111,000,000		181,000,000

Region XII	70,000,000	83,246,000	9,000,000	162,246,000

Cotabato Regional and Medical Center	50,000,000	68,246,000	6,500,000	124,746,000
Cotabato Sanitarium	20,000,000	15,000,000	2,500,000	37,500,000

Region XIII	255,000,000	155,000,000		410,000,000

Adela Serra Ty Memorial Medical Center	30,000,000	20,000,000		50,000,000
Caraga Regional Hospital		35,000,000		35,000,000
Siargao Island Medical Center	225,000,000	100,000,000		325,000,000

5.b Multi-Year Obligational Authority (MYOA)-DOH	1,261,000,000			1,261,000,000

National Capital Region (NCR)	95,000,000			95,000,000
Philippine Heart Center	95,000,000			95,000,000

Region I	220,000,000			220,000,000

Mariano Marcos Memorial Hospital and Medical Center	95,000,000			95,000,000
Region I Medical Center	125,000,000			125,000,000

CAR	236,000,000			236,000,000

Baguio General Hospital and Medical Center	95,000,000			95,000,000
Far North Luzon General Hospital and Training Center	75,000,000			75,000,000
Luis Hora Memorial Regional Hospital	66,000,000			66,000,000

Region II	270,000,000			270,000,000

Cagayan Valley Medical Center	95,000,000			95,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1021
HEALTH FACILITIES ENHANCEMENT PROGRAM (HFEP)

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Region II Trauma and Medical Center	80,000,000			80,000,000
Southern Isabela Medical Center	95,000,000			95,000,000

Region III	95,000,000			95,000,000

Dr. Paulino J. Garcia Memorial Research and Medical Center	95,000,000			95,000,000

Region VII	190,000,000			190,000,000

Eversley Childs Sanitarium and General Hospital	95,000,000			95,000,000
Vicente Sotto Memorial Medical Center	95,000,000			95,000,000

Region XIII	155,000,000			155,000,000

Caraga Regional Hospital	95,000,000			95,000,000
Siargao Island Medical Center	60,000,000			60,000,000

6. Other Health Care Facilities	861,600,000	223,600,000	6,500,000	1,091,700,000

6.a. Blood Service Facilities and Dialysis Center	39,500,000	30,000,000		69,500,000

Region II	4,500,000	5,000,000		9,500,000

Cagayan	4,500,000	5,000,000		9,500,000

Cagayan Valley Regional Blood Center (RBC)	4,500,000	5,000,000		9,500,000

Region VII	15,000,000	15,000,000		30,000,000

Bohol	5,000,000			5,000,000

Tagbilaran Dialysis Center	5,000,000			5,000,000

Cebu	10,000,000	15,000,000		25,000,000

Sub-National Blood Center	10,000,000	15,000,000		25,000,000

Region VIII		10,000,000		10,000,000

Leyte		10,000,000		10,000,000

Regional Blood Center		10,000,000		10,000,000

Region X	20,000,000			20,000,000

Cagayan de Oro	20,000,000			20,000,000

DOH CHD Northern Mindanao	20,000,000			20,000,000
6.b. Bureau of Quarantine (BOQ)	20,600,000	25,600,000		46,200,000

National Capital Region (NCR)	13,600,000			13,600,000

Manila	13,600,000			13,600,000

Manila BOQ	13,600,000			13,600,000

Region III	5,000,000	3,000,000		8,000,000

Pampanga	5,000,000	3,000,000		8,000,000

Clark Station BOQ	5,000,000	3,000,000		8,000,000

Region IV-A	2,000,000	5,000,000		7,000,000

Batangas	2,000,000	5,000,000		7,000,000

Batangas Station BOQ	2,000,000	5,000,000		7,000,000

Region VI		4,000,000		4,000,000

Aklan		4,000,000		4,000,000

Kalibo Station BOQ		4,000,000		4,000,000

Region VII		5,000,000		5,000,000

1022	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total

Cebu		5,000,000		5,000,000

Cebu Station BOQ		5,000,000		5,000,000

Region IX		1,500,000		1,500,000

Zamboanga City		1,500,000		1,500,000

Zamboanga Station BOQ		1,500,000		1,500,000

Region X		3,000,000		3,000,000

Misamis Oriental		3,000,000		3,000,000

Cagayan De Oro BOQ		3,000,000		3,000,000

Region XI		4,000,000		4,000,000

Davao City		4,000,000		4,000,000

Davao Station BOQ		4,000,000		4,000,000

Region XII		100,000		100,000

General Santos City		100,000		100,000

Gensan Station BOQ		100,000		100,000

6.c. Central Office	196,000,000			196,000,000

National Capital Region (NCR)	196,000,000			196,000,000

Manila	196,000,000			196,000,000

DOH Central Office - Building 1	20,000,000			20,000,000
DOH Central Office - Building 14-C (HEMB & HPB)	17,000,000			17,000,000
DOH Central Office - Electrical System	19,000,000			19,000,000
DOH Central Office - HFSRB Building	70,000,000			70,000,000
DOH Central Office - Legal Service	10,000,000			10,000,000
DOH Central Office - Malasakit Center	60,000,000			60,000,000

6.d. Military Hospitals	25,000,000	85,000,000		110,000,000

National Capital Region (NCR)		50,000,000		50,000,000

Quezon City		50,000,000		50,000,000

Armed Forces of the Philippines Medical Center (V. Luna)		50,000,000		50,000,000

Region III	5,000,000	5,000,000		10,000,000

Pampanga	5,000,000	5,000,000		10,000,000

Basa Air Base Hospital	5,000,000	5,000,000		10,000,000

Region VII	10,000,000	30,000,000		40,000,000

Cebu	10,000,000	30,000,000		40,000,000

Central Command Hospital (Camp Lapu-Lapu Hospital)		10,000,000		10,000,000
Philippine Air Force Brigadier General Benito N Ebuen Air Base		10,000,000		10,000,000
PNP R7 Station Hospital	10,000,000	10,000,000		20,000,000

Region XI	10,000,000			10,000,000

Davao del Norte	10,000,000			10,000,000

Davao Penal Colony, B.E. Dujali, Davao del Norte	10,000,000			10,000,000
6.e. Molecular Laboratory	10,000,000	13,000,000		23,000,000

CAR		5,000,000		5,000,000

Kalinga-Apayao		5,000,000		5,000,000

Tabuk City RT-PCR Molecular Laboratory		5,000,000		5,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1023
HEALTH FACILITIES ENHANCEMENT PROGRAM (HFEP)

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total

Region III	10,000,000	8,000,000		18,000,000

Nueva Ecija	10,000,000	8,000,000		18,000,000

COVID-19 Molecular Laboratory, Provincial Government of Nueva Ecija	10,000,000	8,000,000		18,000,000
6.f. Multi-Year Obligational Authority (MYOA) - Regional/Central Office	60,000,000			60,000,000

Region VII	60,000,000			60,000,000

Cebu	60,000,000			60,000,000

DOH RO7 Building	60,000,000			60,000,000
6.g. PNP Clinic		5,000,000		5,000,000

Region III		5,000,000		5,000,000

Pampanga		5,000,000		5,000,000

PNP Clinic, Camp Olivas		5,000,000		5,000,000
6.h. Regional Offices	111,000,000		2,500,000	113,500,000

Region III	1,000,000			1,000,000

Pampanga	1,000,000			1,000,000

CHD Central Luzon Building	1,000,000			1,000,000

Region V	20,000,000			20,000,000

Albay	20,000,000			20,000,000

DOH Bicol CHD	20,000,000			20,000,000

Region VI	30,000,000		2,500,000	32,500,000

Iloilo	30,000,000		2,500,000	32,500,000

DOH 6 Regional Office Building	30,000,000		2,500,000	32,500,000

Region X	10,000,000			10,000,000

Cagayan de Oro	10,000,000			10,000,000

DOH CHD Northern Mindanao	10,000,000			10,000,000

Region XII	50,000,000			50,000,000

South Cotabato	50,000,000			50,000,000

CHD SOCCSKSARGEN Regional Office	50,000,000			50,000,000
6.i. State University and Colleges		65,000,000		65,000,000

National Capital Region (NCR)		50,000,000		50,000,000

Manila		50,000,000		50,000,000

UP-Philippine General Hospital		50,000,000		50,000,000

Region VI		15,000,000		15,000,000

Iloilo		15,000,000		15,000,000

West Visayas State University Medical Center		15,000,000		15,000,000
6.j. Treatment and Rehabilitation Centers	388,500,000		4,000,000	392,500,000

National Capital Region (NCR)	44,600,000			44,600,000

1024	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total

Las Piñas	4,600,000			4,600,000

TRC Las Pinas	4,600,000			4,600,000

Taguig	40,000,000			40,000,000

TRC Bicutan	40,000,000			40,000,000

Region I	21,000,000			21,000,000

Dagupan	5,000,000			5,000,000

TRC Dagupan City	5,000,000			5,000,000

La Union	16,000,000			16,000,000

TRC San Fernando, La Union	16,000,000			16,000,000

CAR	35,000,000			35,000,000

Mt. Province	35,000,000			35,000,000

TRC Bauko, Mountain Province (Luis Hora)	35,000,000			35,000,000

Region II	25,000,000			25,000,000

Isabela	25,000,000			25,000,000

TRC Ilagan, Isabela	25,000,000			25,000,000

Region III	15,000,000			15,000,000

Bataan	15,000,000			15,000,000

TRC Pilar, Bataan	15,000,000			15,000,000

Region IV-A	120,400,000			120,400,000

Cavite	120,400,000			120,400,000

TRC Tagaytay	120,400,000			120,400,000

Region V	26,500,000			26,500,000

Albay	15,000,000			15,000,000

TRC Malinao, Albay	15,000,000			15,000,000

Camarines Sur	11,500,000			11,500,000

TRC San Fernando, Camarines Sur	11,500,000			11,500,000

Region VI	20,000,000			20,000,000

Iloilo	20,000,000			20,000,000

TRC Pototan, Iloilo	20,000,000			20,000,000

Region VII	27,000,000			27,000,000

Cebu	27,000,000			27,000,000

TRC Argao, Cebu	17,000,000			17,000,000
TRC Cebu City	10,000,000			10,000,000

Region VIII	4,000,000			4,000,000

Leyte	4,000,000			4,000,000

TRC Dulag, Leyte	4,000,000			4,000,000

Region X	20,000,000			20,000,000

Bukidnon	10,000,000			10,000,000

TRC Malaybalay, Bukidnon	10,000,000			10,000,000

Cagayan de Oro	10,000,000			10,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1025
HEALTH FACILITIES ENHANCEMENT PROGRAM (HFEP)

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
TRC Cagayan de Oro	10,000,000			10,000,000

Region XII			4,000,000	4,000,000

Sarangani			4,000,000	4,000,000

SOCCSKSARGEN Drug Abuse Treatment Rehabilitation Center			4,000,000	4,000,000

Region XIII	30,000,000			30,000,000

Surigao del Norte	30,000,000			30,000,000

TRC Caraga	30,000,000			30,000,000

6.k. Warehouse	11,000,000			11,000,000

Region III	1,000,000			1,000,000

Nueva Ecija	1,000,000			1,000,000

Cold Room Provincial DOH Office, Cabanatuan City, Nueva Ecija	1,000,000			1,000,000

Region XI	10,000,000			10,000,000

Davao de Oro	10,000,000			10,000,000

PHO DDO	10,000,000			10,000,000
7. Mega Health Centers	2,031,000,000	1,556,500,000		3,587,500,000

National Capital Region (NCR)	120,500,000	171,500,000		292,000,000

DOH Central Office		86,500,000		86,500,000

Caloocan	6,500,000	5,000,000		11,500,000

Deparo Super Health Center	6,500,000	5,000,000		11,500,000

Malabon	13,000,000	10,000,000		23,000,000

Longos Super Health Center	6,500,000	5,000,000		11,500,000
Tonsua Super Health Center	6,500,000	5,000,000		11,500,000

Manila	13,000,000	10,000,000		23,000,000

Aurora Super Health Center	6,500,000	5,000,000		11,500,000
Quiapo Super Health Center	6,500,000	5,000,000		11,500,000

Marikina	29,500,000	15,000,000		44,500,000

Concepcion Dos Super Health Center	6,500,000	5,000,000		11,500,000
Fortune Super Health Center Marikina	6,500,000	5,000,000		11,500,000
Marikina 2nd Dsirtict Super Health Center	6,500,000	5,000,000		11,500,000
Concepcion Uno Super Health Center	10,000,000			10,000,000

Parañaque	13,000,000	10,000,000		23,000,000

La Huerta Super Health Center	6,500,000	5,000,000		11,500,000
Moonwalk Super Health Center	6,500,000	5,000,000		11,500,000

Quezon City	39,000,000	30,000,000		69,000,000

Arsenia J. Maximo Super Health Center	6,500,000	5,000,000		11,500,000
Batasan Hills Super Health Center	6,500,000	5,000,000		11,500,000
Kamuning Super Health Center	6,500,000	5,000,000		11,500,000
Murphy Super Health Center	6,500,000	5,000,000		11,500,000
San Francisco Super Health Center	6,500,000	5,000,000		11,500,000
V. Luna Super Health Center	6,500,000	5,000,000		11,500,000

Taguig	6,500,000	5,000,000		11,500,000

Maharlika Super Health Center	6,500,000	5,000,000		11,500,000

Region I	97,500,000	75,000,000		172,500,000

1026	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total

Ilocos Norte	13,000,000	10,000,000		23,000,000

Dingras Super Health Center	6,500,000	5,000,000		11,500,000
Vintar Super Health Center	6,500,000	5,000,000		11,500,000

Ilocos Sur	13,000,000	10,000,000		23,000,000

Candon Super Health Center	6,500,000	5,000,000		11,500,000
Magsingal Super Health Center	6,500,000	5,000,000		11,500,000

La Union	13,000,000	10,000,000		23,000,000

Pugo Super Health Center	6,500,000	5,000,000		11,500,000
San Fernando City Super Health Center	6,500,000	5,000,000		11,500,000

Pangasinan	58,500,000	45,000,000		103,500,000

Alaminos Super Health Center	6,500,000	5,000,000		11,500,000
Esmeralda Balungao Super Health Center	6,500,000	5,000,000		11,500,000
Basista Super Health Center	6,500,000	5,000,000		11,500,000
Manaoag Super Health Center	6,500,000	5,000,000		11,500,000
Mapandan Super Health Center	6,500,000	5,000,000		11,500,000
Lawak Tayug Super Health Center	6,500,000	5,000,000		11,500,000
Porrozubio Super Health Center	6,500,000	5,000,000		11,500,000
Calepaan Asingan Super Health Center	6,500,000	5,000,000		11,500,000
San Vicente Umingan Super Health Center	6,500,000	5,000,000		11,500,000

CAR	58,500,000	45,000,000		103,500,000

Abra	6,500,000	5,000,000		11,500,000

Tayum Super Health Center	6,500,000	5,000,000		11,500,000

Apayao	13,000,000	10,000,000		23,000,000

Flora Super Health Center	6,500,000	5,000,000		11,500,000
Kabugao Super Health Center	6,500,000	5,000,000		11,500,000

Baguio City	6,500,000	5,000,000		11,500,000

Atab District Super Health Center	6,500,000	5,000,000		11,500,000

Benguet	13,000,000	10,000,000		23,000,000

Atok Super Health Center	6,500,000	5,000,000		11,500,000
Baguio City Super Health Center	6,500,000	5,000,000		11,500,000

Ifugao	6,500,000	5,000,000		11,500,000

Lagawe Super Health Center	6,500,000	5,000,000		11,500,000

Kalinga	6,500,000	5,000,000		11,500,000

Tabuk City Super Health Center	6,500,000	5,000,000		11,500,000

Mt. Province	6,500,000	5,000,000		11,500,000

Barlig Super Health Center	6,500,000	5,000,000		11,500,000

Region II	111,000,000	70,000,000		181,000,000

Batanes	16,500,000	5,000,000		21,500,000

Mahatao Super Health Center	6,500,000	5,000,000		11,500,000
Basco Super Health Center	10,000,000			10,000,000

Cagayan	29,500,000	15,000,000		44,500,000

Penablanca Super Health Center	6,500,000	5,000,000		11,500,000
Sta. Praxedes Super Health Center	6,500,000	5,000,000		11,500,000
Sta. Teresita Super Health Center	6,500,000	5,000,000		11,500,000
Buguey Super Health Center	10,000,000			10,000,000

Isabela	45,500,000	35,000,000		80,500,000

Cabatuan Super Health Center	6,500,000	5,000,000		11,500,000
Mallig Super Health Center	6,500,000	5,000,000		11,500,000
Naguilian Super Health Center	6,500,000	5,000,000		11,500,000
San Agustin Super Health Center	6,500,000	5,000,000		11,500,000
San Isidro Super Health Center	6,500,000	5,000,000		11,500,000
San Mateo Super Health Center	6,500,000	5,000,000		11,500,000
Sto. Tomas Super Health Center	6,500,000	5,000,000		11,500,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1027
HEALTH FACILITIES ENHANCEMENT PROGRAM (HFEP)

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total

Nueva Vizcaya	13,000,000	10,000,000		23,000,000

Kayapa Super Health Center	6,500,000	5,000,000		11,500,000
Villaverde Super Health Center	6,500,000	5,000,000		11,500,000

Quirino	6,500,000	5,000,000		11,500,000

Saguday Super Health Center	6,500,000	5,000,000		11,500,000

Region III	192,000,000	140,000,000		332,000,000

Aurora	6,500,000	5,000,000		11,500,000

Dipaculao Super Health Center	6,500,000	5,000,000		11,500,000

Bataan	13,000,000	10,000,000		23,000,000

Dinalupihan Super Health Center	6,500,000	5,000,000		11,500,000
Mariveles Super Health Center	6,500,000	5,000,000		11,500,000

Bulacan	49,000,000	30,000,000		79,000,000

Balagtas Super Health Center	6,500,000	5,000,000		11,500,000
Bulacan Super Health Center	6,500,000	5,000,000		11,500,000
CSJDM Super Health Center	6,500,000	5,000,000		11,500,000
Meycauayan Super Health Center	6,500,000	5,000,000		11,500,000
Pandi Super Health Center	6,500,000	5,000,000		11,500,000
San Miguel Super Health Center	6,500,000	5,000,000		11,500,000
Guiguinto Super Health Center	10,000,000			10,000,000

Nueva Ecija	26,000,000	20,000,000		46,000,000

Camp Tinio Super Health Center	6,500,000	5,000,000		11,500,000
Rizal Super Health Center	6,500,000	5,000,000		11,500,000
San Leonardo Super Health Center	6,500,000	5,000,000		11,500,000
Sto. Domingo Super Health Center	6,500,000	5,000,000		11,500,000

Pampanga	39,000,000	30,000,000		69,000,000

City of San Fernando Super Health Center	6,500,000	5,000,000		11,500,000
Lubao Super Health Center	6,500,000	5,000,000		11,500,000
Macabebe Super Health Center	6,500,000	5,000,000		11,500,000
Magalang Super Health Center	6,500,000	5,000,000		11,500,000
Porac Super Health Center	6,500,000	5,000,000		11,500,000
San Agustin, Masantol Super Health Center	6,500,000	5,000,000		11,500,000

Tarlac	32,500,000	25,000,000		57,500,000

Gerona Super Health Center	6,500,000	5,000,000		11,500,000
La Paz Super Health Center	6,500,000	5,000,000		11,500,000
Paniqui Super Health Center	6,500,000	5,000,000		11,500,000
San Jose Super Health Center	6,500,000	5,000,000		11,500,000
Victoria Super Health Center	6,500,000	5,000,000		11,500,000

Zambales	26,000,000	20,000,000		46,000,000

Botolan Super Health Center	6,500,000	5,000,000		11,500,000
Castillejos Super Health Center	6,500,000	5,000,000		11,500,000
Iba Super Health Center	6,500,000	5,000,000		11,500,000
Mayantoc Super Health Center	6,500,000	5,000,000		11,500,000

Region IV-A	280,500,000	185,000,000		465,500,000

Batangas	49,000,000	30,000,000		79,000,000

Agoncillo Super Health Center	6,500,000	5,000,000		11,500,000
Calatagan Super Health Center	6,500,000	5,000,000		11,500,000
Lipa Super Health Center	6,500,000	5,000,000		11,500,000
San Pablo City Super Health Center	6,500,000	5,000,000		11,500,000
San Pascual Super Health Center	6,500,000	5,000,000		11,500,000
Taysan Super Health Center	6,500,000	5,000,000		11,500,000
Ibaan Super Health Center	10,000,000			10,000,000

Cavite	55,500,000	35,000,000		90,500,000

Bacoor Super Health Center	6,500,000	5,000,000		11,500,000
Carmona Super Health Center	6,500,000	5,000,000		11,500,000
Dasmarinas Super Health Center	6,500,000	5,000,000		11,500,000
General Trias Super Health Center	6,500,000	5,000,000		11,500,000

1028	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Kawit Super Health Center	6,500,000	5,000,000		11,500,000
Magallanes Super Health Center	6,500,000	5,000,000		11,500,000
Tanza Super Health Center	6,500,000	5,000,000		11,500,000
Imus Super Health Center	10,000,000			10,000,000

Laguna	45,500,000	35,000,000		80,500,000

Alaminos Super Health Center	6,500,000	5,000,000		11,500,000
Biñan Super Health Center	6,500,000	5,000,000		11,500,000
Cabuyao II Super Health Center	6,500,000	5,000,000		11,500,000
Calamba Super Health Center	6,500,000	5,000,000		11,500,000
Mabitac Super Health Center	6,500,000	5,000,000		11,500,000
San Fernando Super Health Center	6,500,000	5,000,000		11,500,000
Sta. Rosa Super Health Center	6,500,000	5,000,000		11,500,000

Quezon	78,500,000	45,000,000		123,500,000

Agdangan Super Health Center	6,500,000	5,000,000		11,500,000
Alabat Super Health Center	6,500,000	5,000,000		11,500,000
Atimonan Super Health Center	6,500,000	5,000,000		11,500,000
Dolores Super Health Center	6,500,000	5,000,000		11,500,000
Gumaca Super Health Center	6,500,000	5,000,000		11,500,000
Infanta Super Health Center	6,500,000	5,000,000		11,500,000
Lopez Super Health Center	6,500,000	5,000,000		11,500,000
Mauban Super Health Center	6,500,000	5,000,000		11,500,000
Tagkawayan Super Health Center	6,500,000	5,000,000		11,500,000
Catanauan Super Health Center	10,000,000			10,000,000
Perez Super Health Center	10,000,000			10,000,000

Rizal	52,000,000	40,000,000		92,000,000

Antipolo City 1 Super Health Center	6,500,000	5,000,000		11,500,000
Antipolo City 2 Super Health Center	6,500,000	5,000,000		11,500,000
Binangonan Super Health Center	6,500,000	5,000,000		11,500,000
Jala- Jala Super Health Center	6,500,000	5,000,000		11,500,000
Rodriguez Super Health Center	13,000,000	10,000,000		23,000,000
San Mateo Super Health Center	6,500,000	5,000,000		11,500,000
Taytay Super Health Center	6,500,000	5,000,000		11,500,000

Region IV-B	114,000,000	80,000,000		194,000,000

Marinduque	6,500,000	5,000,000		11,500,000

Argao Magpog, Super Health Center	6,500,000	5,000,000		11,500,000

Occidental Mindoro	13,000,000	10,000,000		23,000,000

Mamburao Super Health Center	6,500,000	5,000,000		11,500,000
Sablayan Super Health Center	6,500,000	5,000,000		11,500,000

Oriental Mindoro	29,500,000	15,000,000		44,500,000

Bansud Super Health Center	6,500,000	5,000,000		11,500,000
Bucayao Super Health Center	6,500,000	5,000,000		11,500,000
Bulalacao Super Health Center	6,500,000	5,000,000		11,500,000
Mansalay Super Health Center	10,000,000			10,000,000

Palawan	32,500,000	25,000,000		57,500,000

Balabac Super Health Center	6,500,000	5,000,000		11,500,000
Puerto Princesa Super Health Center	6,500,000	5,000,000		11,500,000
Quezon Super Health Center	6,500,000	5,000,000		11,500,000
Sofronio Super Health Center	6,500,000	5,000,000		11,500,000
Taytay Super Health Center	6,500,000	5,000,000		11,500,000

Romblon	32,500,000	25,000,000		57,500,000

Calatrava Super Health Center	6,500,000	5,000,000		11,500,000
Magdiwang Super Health Center	6,500,000	5,000,000		11,500,000
Romblon Super Health Center	6,500,000	5,000,000		11,500,000
San Andres Super Health Center	6,500,000	5,000,000		11,500,000
San Jose Super Health Center	6,500,000	5,000,000		11,500,000

Region V	130,000,000	100,000,000		230,000,000

Albay	26,000,000	20,000,000		46,000,000

Legazpi City Super Health Center	6,500,000	5,000,000		11,500,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1029
HEALTH FACILITIES ENHANCEMENT PROGRAM (HFEP)

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Ligao City Super Health Center	6,500,000	5,000,000		11,500,000
Pio Duran Super Health Center	6,500,000	5,000,000		11,500,000
Tabaco City Super Health Center	6,500,000	5,000,000		11,500,000

Camarines Norte	13,000,000	10,000,000		23,000,000

Daet Super Health Center	6,500,000	5,000,000		11,500,000
Labo Super Health Center	6,500,000	5,000,000		11,500,000

Camarines Sur	32,500,000	25,000,000		57,500,000

Iriga City Super Health Center	6,500,000	5,000,000		11,500,000
Libmanan Super Health Center	6,500,000	5,000,000		11,500,000
Naga City Super Health Center	6,500,000	5,000,000		11,500,000
Sipocot Super Health Center	6,500,000	5,000,000		11,500,000
Tigaon Super Health Center	6,500,000	5,000,000		11,500,000

Catanduanes	6,500,000	5,000,000		11,500,000

Panganiban Super Health Center	6,500,000	5,000,000		11,500,000

Masbate	26,000,000	20,000,000		46,000,000

Cataingan Super Health Center	6,500,000	5,000,000		11,500,000
Cawayan Super Health Center	6,500,000	5,000,000		11,500,000
Masbate City Super Health Center	6,500,000	5,000,000		11,500,000
San Pascual Super Health Center	6,500,000	5,000,000		11,500,000

Sorsogon	26,000,000	20,000,000		46,000,000

Bulan Super Health Center	6,500,000	5,000,000		11,500,000
Irosin Super Health Center	6,500,000	5,000,000		11,500,000
Matnog Super Health Center	6,500,000	5,000,000		11,500,000
Sorsogon City Super Health Center	6,500,000	5,000,000		11,500,000

Region VI	156,000,000	120,000,000		276,000,000

Aklan	19,500,000	15,000,000		34,500,000

Boracay Super Health Center	6,500,000	5,000,000		11,500,000
Ibajay Super Health Center	6,500,000	5,000,000		11,500,000
Kalibo Super Health Center	6,500,000	5,000,000		11,500,000

Antique	13,000,000	10,000,000		23,000,000

San Jose de Buenavista Super Health Center	6,500,000	5,000,000		11,500,000
Sibalom Super Health Center	6,500,000	5,000,000		11,500,000

Capiz	19,500,000	15,000,000		34,500,000

Dumalag Super Health Center	6,500,000	5,000,000		11,500,000
Maayon Super Health Center	6,500,000	5,000,000		11,500,000
Tapaz Super Health Center	6,500,000	5,000,000		11,500,000

Guimaras	13,000,000	10,000,000		23,000,000

Buenavista Super Health Center	6,500,000	5,000,000		11,500,000
Jordan Super Health Center	6,500,000	5,000,000		11,500,000

Iloilo	45,500,000	35,000,000		80,500,000

Anilao Super Health Center	6,500,000	5,000,000		11,500,000
Carlez Super Health Center	6,500,000	5,000,000		11,500,000
Igbaras Super Health Center	6,500,000	5,000,000		11,500,000
Maasin Super Health Center	6,500,000	5,000,000		11,500,000
Pavia Super Health Center	6,500,000	5,000,000		11,500,000
San Joaquin Super Health Center	6,500,000	5,000,000		11,500,000
Sara Super Health Center	6,500,000	5,000,000		11,500,000

Iloilo City	6,500,000	5,000,000		11,500,000

Iloilo City Super Health Center	6,500,000	5,000,000		11,500,000

Negros Occidental	39,000,000	30,000,000		69,000,000

Bago Super Health Center	6,500,000	5,000,000		11,500,000
Cadiz City Super Health Center	6,500,000	5,000,000		11,500,000
Cauayan Super Health Center	6,500,000	5,000,000		11,500,000
Himalayan City Super Health Center	6,500,000	5,000,000		11,500,000
San Carlos City Super Health Center	6,500,000	5,000,000		11,500,000
Talisay Super Health Center	6,500,000	5,000,000		11,500,000

1030	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total

Region VII	120,500,000	85,000,000		205,500,000

Bohol	36,000,000	20,000,000		56,000,000

Buenavista Super Health Center	6,500,000	5,000,000		11,500,000
Candijay Super Health Center	6,500,000	5,000,000		11,500,000
Dauis Super Health Center	6,500,000	5,000,000		11,500,000
Sagbayan Super Health Center	6,500,000	5,000,000		11,500,000
Talibon Super Health Center	10,000,000			10,000,000

Cebu	58,500,000	45,000,000		103,500,000

Bogo City Super Health Center	6,500,000	5,000,000		11,500,000
Borbon Super Health Center	6,500,000	5,000,000		11,500,000
Cordova Super Health Center	6,500,000	5,000,000		11,500,000
Danao Super Health Center	6,500,000	5,000,000		11,500,000
Lapu Lapu Super Health Center	6,500,000	5,000,000		11,500,000
Mandaue Super Health Center	6,500,000	5,000,000		11,500,000
Moalboal Super Health Center	6,500,000	5,000,000		11,500,000
Samboan Super Health Center	6,500,000	5,000,000		11,500,000
San Francisco Super Health Center	6,500,000	5,000,000		11,500,000

Negros Oriental	6,500,000	5,000,000		11,500,000

Guihulngan Super Health Center	6,500,000	5,000,000		11,500,000

Siquijor	19,500,000	15,000,000		34,500,000

Lazi Super Health Center	6,500,000	5,000,000		11,500,000
San Juan Super Health Center	6,500,000	5,000,000		11,500,000
Siquijor Super Health Center	6,500,000	5,000,000		11,500,000

Region VIII	97,500,000	75,000,000		172,500,000

Biliran	6,500,000	5,000,000		11,500,000

Caibiran Super Health Center	6,500,000	5,000,000		11,500,000

Eastern Samar	6,500,000	5,000,000		11,500,000

Dolores Super Health Center	6,500,000	5,000,000		11,500,000

Leyte	45,500,000	35,000,000		80,500,000

Alang Alang Super Health Center	6,500,000	5,000,000		11,500,000
Bato Super Health Center	6,500,000	5,000,000		11,500,000
Dulag Super Health Center	6,500,000	5,000,000		11,500,000
Kananga Super Health Center	6,500,000	5,000,000		11,500,000
San Isidro Super Health Center	6,500,000	5,000,000		11,500,000
Tolosa Super Health Center	6,500,000	5,000,000		11,500,000
Allen Super Health Center	6,500,000	5,000,000		11,500,000

Northern Samar	13,000,000	10,000,000		23,000,000

Lavesarez Super Health Center	6,500,000	5,000,000		11,500,000
San Roque Super Health Center	6,500,000	5,000,000		11,500,000

Samar	13,000,000	10,000,000		23,000,000

Calbiga Super Health Center	6,500,000	5,000,000		11,500,000
Sta. Margarita Super Health Center	6,500,000	5,000,000		11,500,000

Southern Leyte	6,500,000	5,000,000		11,500,000

San Ricardo Super Health Center	6,500,000	5,000,000		11,500,000

Western Leyte	6,500,000	5,000,000		11,500,000

Baybay Super Health Center	6,500,000	5,000,000		11,500,000

Region IX	81,500,000	55,000,000		136,500,000

Basilan	6,500,000	5,000,000		11,500,000

Isabela City Super Health Center	6,500,000	5,000,000		11,500,000

Zamboanga City	13,000,000	10,000,000		23,000,000

Calarian Super Health Center	6,500,000	5,000,000		11,500,000
Talon Talon Super Health Center	6,500,000	5,000,000		11,500,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1031
HEALTH FACILITIES ENHANCEMENT PROGRAM (HFEP)

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total

Zamboanga del Norte	19,500,000	15,000,000		34,500,000

Dapitan City Super Health Center	6,500,000	5,000,000		11,500,000
Dipolog City Super Health Center	6,500,000	5,000,000		11,500,000
Labason Super Health Center	6,500,000	5,000,000		11,500,000

Zamboanga del Sur	19,500,000	15,000,000		34,500,000

Mahayag Super Health Center	6,500,000	5,000,000		11,500,000
Margosatubig Super Health Center	6,500,000	5,000,000		11,500,000
Pagadian City Super Health Center	6,500,000	5,000,000		11,500,000

Zamboanga Sibugay	23,000,000	10,000,000		33,000,000

Kabasalan Super Health Center	6,500,000	5,000,000		11,500,000
Olutanga Super Health Center	6,500,000	5,000,000		11,500,000
Buug Super Health Center	10,000,000			10,000,000

Region X	123,500,000	95,000,000		218,500,000

Bukidnon	32,500,000	25,000,000		57,500,000

Kadingilan Super Health Center	6,500,000	5,000,000		11,500,000
Kitaotao Super Health Center	6,500,000	5,000,000		11,500,000
Malaybalay Super Health Center	6,500,000	5,000,000		11,500,000
Pangantucan Super Health Center	6,500,000	5,000,000		11,500,000
Sumilao Super Health Center	6,500,000	5,000,000		11,500,000

Cagayan de Oro	13,000,000	10,000,000		23,000,000

Balubal Super Health Center	6,500,000	5,000,000		11,500,000
San Simon Super Health Center	6,500,000	5,000,000		11,500,000

Camiguin	13,000,000	10,000,000		23,000,000

Guinsiliban Super Health Center	6,500,000	5,000,000		11,500,000
Mambajao Super Health Center	6,500,000	5,000,000		11,500,000

Lanao del Norte	32,500,000	25,000,000		57,500,000

Del Carmen Super Health Center	6,500,000	5,000,000		11,500,000
Digkilaan Super Health Center	6,500,000	5,000,000		11,500,000
Munai Super Health Center	6,500,000	5,000,000		11,500,000
Sapad Super Health Center	6,500,000	5,000,000		11,500,000
Tagoloan Super Health Center	6,500,000	5,000,000		11,500,000

Misamis Occidental	19,500,000	15,000,000		34,500,000

Aloran Super Health Center	6,500,000	5,000,000		11,500,000
Bonifacio Super Health Center	6,500,000	5,000,000		11,500,000
Clarin Super Health Center	6,500,000	5,000,000		11,500,000

Misamis Oriental	13,000,000	10,000,000		23,000,000

Binuangan Super Health Center	6,500,000	5,000,000		11,500,000
Libertad Super Health Center	6,500,000	5,000,000		11,500,000

Region XI	117,000,000	90,000,000		207,000,000

Davao City	26,000,000	20,000,000		46,000,000

Davao City Super Health Center 1	6,500,000	5,000,000		11,500,000
Davao City Super Health Center 2	6,500,000	5,000,000		11,500,000
Davao City Super Health Center 3	6,500,000	5,000,000		11,500,000
District 3 Super Health Center	6,500,000	5,000,000		11,500,000

Davao de Oro	26,000,000	20,000,000		46,000,000

Davao de Oro Super Health Center 1	6,500,000	5,000,000		11,500,000
Davao de Oro Super Health Center 2	6,500,000	5,000,000		11,500,000
Montevista Super Health Center	6,500,000	5,000,000		11,500,000
Nabuturan Super Health Center	6,500,000	5,000,000		11,500,000

Davao Del Norte	13,000,000	10,000,000		23,000,000

IGACOS Super Health Center	6,500,000	5,000,000		11,500,000
Panabo Super Health Center	6,500,000	5,000,000		11,500,000

1032	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total

Davao del Sur	13,000,000	10,000,000		23,000,000

Davao del Sur Super Health Center	6,500,000	5,000,000		11,500,000
Digos City Super Health Center	6,500,000	5,000,000		11,500,000

Davao Occidental	13,000,000	10,000,000		23,000,000

Davao Occidental 2 Super Health Center	6,500,000	5,000,000		11,500,000
Davao Occidental Super Health Center	6,500,000	5,000,000		11,500,000

Davao Oriental	26,000,000	20,000,000		46,000,000

Davao Oriental Super Health Center 1	6,500,000	5,000,000		11,500,000
Davao Oriental Super Health Center 2	6,500,000	5,000,000		11,500,000
Manay Super Health Center	6,500,000	5,000,000		11,500,000
Mati City Super Health Center	6,500,000	5,000,000		11,500,000

Region XII	78,000,000	60,000,000		138,000,000

Cotabato	26,000,000	20,000,000		46,000,000

Arakan Super Health Center	6,500,000	5,000,000		11,500,000
Banisilan Super Health Center	6,500,000	5,000,000		11,500,000
Kalaisan Super Health Center	6,500,000	5,000,000		11,500,000
Libungan Super Health Center	6,500,000	5,000,000		11,500,000

Sarangani	13,000,000	10,000,000		23,000,000

Glan Super Health Center	6,500,000	5,000,000		11,500,000
Lomuyon Super Health Center	6,500,000	5,000,000		11,500,000

South Cotabato	13,000,000	10,000,000		23,000,000

Lake Sebu Super Health Center	6,500,000	5,000,000		11,500,000
Tampakan Super Health Center	6,500,000	5,000,000		11,500,000

Sultan Kudarat	26,000,000	20,000,000		46,000,000

Bagumbayan Super Health Center	6,500,000	5,000,000		11,500,000
Columbio Super Health Center	6,500,000	5,000,000		11,500,000
Isulan Super Health Center	6,500,000	5,000,000		11,500,000
Tacurong City Super Health Center	6,500,000	5,000,000		11,500,000

Region XIII	143,000,000	110,000,000		253,000,000

Agusan del Norte	13,000,000	10,000,000		23,000,000

Ampayon Butuan City Super Health Center	6,500,000	5,000,000		11,500,000
Santiago Super Health Center	6,500,000	5,000,000		11,500,000

Agusan del Sur	32,500,000	25,000,000		57,500,000

Esperanza Super Health Center	6,500,000	5,000,000		11,500,000
San Marcelino Bayugan Super Health Center	6,500,000	5,000,000		11,500,000
Sibagat Health Center	6,500,000	5,000,000		11,500,000
Sta. Josefa Health Center	6,500,000	5,000,000		11,500,000
Trento Super Health Center	6,500,000	5,000,000		11,500,000

Dinagat Islands	13,000,000	10,000,000		23,000,000

Cagdianao Super Health Center	6,500,000	5,000,000		11,500,000
Loreto Super Health Center	6,500,000	5,000,000		11,500,000

Surigao del Norte	58,500,000	45,000,000		103,500,000

Alegria Super Health Center	6,500,000	5,000,000		11,500,000
Canlanipa Surigao City Super Health Center	6,500,000	5,000,000		11,500,000
Claver Super Health Center	6,500,000	5,000,000		11,500,000
Dapa Super Health Center	6,500,000	5,000,000		11,500,000
Del Carmen Super Health Center	6,500,000	5,000,000		11,500,000
General Luna Siargao Island Super Health Center	6,500,000	5,000,000		11,500,000
San Benito Super Health Center	6,500,000	5,000,000		11,500,000
Soccoro Super Health Center	6,500,000	5,000,000		11,500,000
Taft Surigao City Super Health Center	6,500,000	5,000,000		11,500,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1033
HEALTH FACILITIES ENHANCEMENT PROGRAM (HFEP)

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total

Surigao del Sur	26,000,000	20,000,000		46,000,000

Cantilan Super Health Center	6,500,000	5,000,000		11,500,000
Hinatuan Super Health Center	6,500,000	5,000,000		11,500,000
Lianga Super Health Center	6,500,000	5,000,000		11,500,000
Lingig Super Health Center	6,500,000	5,000,000		11,500,000

BARMM	10,000,000			10,000,000

Basilan	10,000,000			10,000,000

Isabela City Super Health Center	10,000,000			10,000,000

8. Temporary Treatment and Monitoring Facilities (TTMF)	51,500,000	14,300,000		65,800,000

Region III	10,000,000			10,000,000

Nueva Ecija	10,000,000			10,000,000
San Jose City Temporary Treatment and Monitoring Facilities	10,000,000			10,000,000

Region X	40,000,000	14,000,000		54,000,000

Bukidnon	20,000,000	6,000,000		26,000,000

Manolo Fortich Temporary Treatment and Monitoring Facilities	10,000,000	3,000,000		13,000,000
Maramag Temporary Treatment and Monitoring Facilities	10,000,000	3,000,000		13,000,000

Misamis Oriental	20,000,000	8,000,000		28,000,000

Alubijid Isolation with Dormitory	5,000,000	2,000,000		7,000,000
Claveria Isolation with Dormitory	5,000,000	2,000,000		7,000,000
Jasaan Isolation with Dormitory	5,000,000	2,000,000		7,000,000
Villanueva Isolation with Dormitory	5,000,000	2,000,000		7,000,000

Region XII	1,500,000	300,000		1,800,000

Cotabato	1,500,000	300,000		1,800,000

Kidapawan City Temporary Treatment and Monitoring Facilities	1,500,000	300,000		1,800,000

9. Provision of Motor Vehicle			273,000,000	273,000,000

NCR			218,000,000	218,000,000

Central Office			210,000,000	210,000,000

City of Manila			5,500,000	5,500,000

Barangay 532 Zone 53			3,000,000	3,000,000
City of Manila			2,500,000	2,500,000

Parañaque City			2,500,000	2,500,000

Brgy. La Huerta, Parañaque			2,500,000	2,500,000

Region I			2,500,000	2,500,000

Pangasinan			2,500,000	2,500,000

Municipality of Agno			2,500,000	2,500,000

Region III			5,000,000	5,000,000

Tarlac			2,500,000	2,500,000

Municipality of Ramos			2,500,000	2,500,000

Bulacan			2,500,000	2,500,000

Municipality of Marilao			2,500,000	2,500,000

Region IV-A			2,500,000	2,500,000

1034	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total

Laguna			2,500,000	2,500,000

Municipality of San Pablo			2,500,000	2,500,000

Region IV-B			7,500,000	7,500,000

Palawan			2,500,000	2,500,000

Municipality of Narra			2,500,000	2,500,000

Romblon			2,500,000	2,500,000

Province of Romblon			2,500,000	2,500,000

Marinduque			2,500,000	2,500,000

Municipality of Torrijos			2,500,000	2,500,000

Region V			2,500,000	2,500,000

Masbate			2,500,000	2,500,000

Municipality of Pio V. Cruz			2,500,000	2,500,000

Region VI			7,500,000	7,500,000

Aklan			2,500,000	2,500,000

Municipality of Balete			2,500,000	2,500,000

Antique			2,500,000	2,500,000

Municipality of Sibalom			2,500,000	2,500,000

Iloilo			2,500,000	2,500,000

Municipality of Janiuay			2,500,000	2,500,000

Region VII			5,000,000	5,000,000

Northern Samar			2,500,000	2,500,000

Municipality of Victoria			2,500,000	2,500,000

Bohol			2,500,000	2,500,000

Municipality of Dimiao			2,500,000	2,500,000

Region VIII			2,500,000	2,500,000

Southern Leyte			2,500,000	2,500,000

Municipality of San Francisco			2,500,000	2,500,000

Region IX			2,500,000	2,500,000

Zamboanga del Norte			2,500,000	2,500,000

Municipality of Polanceo			2,500,000	2,500,000

Region X			5,000,000	5,000,000

Bukidnon			2,500,000	2,500,000

Municipality of Kadingilan			2,500,000	2,500,000
Lanao del Norte			2,500,000	2,500,000

Municipality of Baroy			2,500,000	2,500,000

Region XI			2,500,000	2,500,000

Davao Oriental			2,500,000	2,500,000

Municipality of Lupon			2,500,000	2,500,000

Region XIII			10,000,000	10,000,000

Agusan del Sur			5,000,000	5,000,000

Municipality of Trento			2,500,000	2,500,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1035
HEALTH FACILITIES ENHANCEMENT PROGRAM (HFEP)

Facilities and Name of Projects	Infrastructure	Medical Equipment	Motor Vehicle	Total
Municipality of Marihatag			2,500,000	2,500,000

Surigao del Norte			2,500,000	2,500,000

Municipality of Claver			2,500,000	2,500,000

Surigao del Sur			2,500,000	2,500,000

Municipality of Carmen			2,500,000	2,500,000
GRAND TOTAL	13,703,555,000	8,007,012,000	1,284,000,000	22,994,567,000

1036	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

JANUARY 3, 2022	OFFICIAL GAZETTE	1037
SUPPORT TO THE BARANGAY DEVELOPMENT PROGRAM OF THE NTF-ELCAC

LIST OF BENEFICIARIES OF THE SUPPORT

TO THE BARANGAY DEVELOPMENT PROGRAM

OF THE NATIONAL TASK FORCE TO END

LOCAL COMMUNIST ARMED CONFLICT

(NTF-ELCAC)

1038	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

LIST OF BENEFICIARIES OF THE SUPPORT TO THE BARANGAY DEVELOPMENT PROGRAM OF THE NATIONAL TASK FORCE TO END LOCAL COMMUNIST ARMED CONFLICT (NTF-ELCAC)

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
1	CAR	Abra	Lacub	Buneg
2	CAR	Abra	Lacub	Guinguinabang
3	CAR	Abra	Lacub	Pacoc
4	CAR	Abra	Malibcong	Gacab
5	CAR	Abra	Malibcong	Lat-ey
6	CAR	Abra	Malibcong	Mataragan
7	CAR	Abra	Malibcong	Umnap
8	CAR	Abra	Pilar	Gapang
9	CAR	Abra	Pilar	Nagcanasan
10	CAR	Abra	Pilar	Ocup
11	CAR	Abra	Tubo	Kili
12	CAR	Ifugao	Asipulo	Camandag
13	CAR	Ifugao	Asipulo	Namal
14	CAR	Ifugao	Asipulo	Pula
15	CAR	Ifugao	Asipulo	Cawayan
16	CAR	Ifugao	Tinoc	Binablayan
17	CAR	Ifugao	Tinoc	Danggo
18	CAR	Ifugao	Tinoc	Luhong
19	CAR	Ifugao	Tinoc	Tokucan
20	CAR	Ifugao	Tinoc	Wangwang
21	CAR	Ifugao	Tinoc	Gumhang
22	CAR	Kalinga	Pinukpuk	Apatan
23	CAR	Kalinga	Pinukpuk	Ba-ay
24	CAR	Kalinga	Pinukpuk	Limos
25	CAR	Mountain Province	Bauko	Bagnen Oriente
26	CAR	Mountain Province	Bauko	Bagnen Proper
27	CAR	Mountain Province	Bauko	Balintaugan
28	CAR	Mountain Province	Bontoc	Dalican
29	CAR	Mountain Province	Bontoc	Guinaang
30	CAR	Mountain Province	Bontoc	Mainit
31	CAR	Mountain Province	Sadanga	Belwang
32	CAR	Mountain Province	Sadanga	Annabel
33	CAR	Mountain Province	Sadanga	Bekigan
34	CAR	Mountain Province	Sadanga	Demang
35	CAR	Mountain Province	Sadanga	Sacasacan
36	CAR	Mountain Province	Sadanga	Saclit
37	CAR	Mountain Province	Sagada	Aguid
38	CAR	Mountain Province	Sagada	Fidelisan
39	CAR	Mountain Province	Sagada	Angkileng
40	CAR	Mountain Province	Sagada	Bangaan
41	CAR	Mountain Province	Sagada	Madongo
42	CAR	Mountain Province	Sagada	Pide

JANUARY 3, 2022	OFFICIAL GAZETTE	1039
SUPPORT TO THE BARANGAY DEVELOPMENT PROGRAM OF THE NTF-ELCAC

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
43	I	Ilocos Norte	Bangui	Payac
44	I	Ilocos Norte	Marcos	Cacafean
45	I	Ilocos Sur	Burgos	Lubing
46	I	Ilocos Sur	Burgos	Luna
47	I	Ilocos Sur	Candon City	Bugnay
48	I	Ilocos Sur	Candon City	Tablac
49	I	Ilocos Sur	Galimuyod	Legaspi
50	I	Ilocos Sur	Nagbukel	Bandril
51	I	Ilocos Sur	Nagbukel	Lapting
52	I	Ilocos Sur	Nagbukel	Taleb
53	I	Ilocos Sur	Narvacan	Lanipao
54	I	Ilocos Sur	Narvacan	Cadacad (Sitio Barangobong)
55	I	Ilocos Sur	Narvacan	Marozo (Sitio Mata)
56	I	Ilocos Sur	Narvacan	Sucoc
57	I	Ilocos Sur	Salcedo	San Tiburcio
58	I	Ilocos Sur	Salcedo	Lucbuban
59	I	Ilocos Sur	Salcedo	Sorioan
60	I	Ilocos Sur	Salcedo	Ubbog
61	I	Ilocos Sur	Santiago	Al-aludig
62	I	Ilocos Sur	Santiago	Salincub
63	I	Ilocos Sur	Sta Cruz	Camanggaan
64	I	Ilocos Sur	Sta Cruz	San Antonio
65	I	Ilocos Sur	Sta Cruz	San Jose
66	I	Ilocos Sur	Sta Cruz	Pidpid (Sitio Linggawa)
67	I	Ilocos Sur	Sta Lucia	Buliclic
68	I	Ilocos Sur	Sta Lucia	Conconig East
69	I	Ilocos Sur	Sta Lucia	Suagayan
70	I	Ilocos Sur	Sta Maria	Baballasioan
71	I	Ilocos Sur	Suyo	Poblacion (Sitio Kimpatubog)
72	I	La Union	San Gabriel	Balbalayang
73	I	La Union	Sudipen	Duplas
74	I	Pangasinan	Mangatarem	Muelang
75	I	Pangasinan	San Nicolas	Malico
76	II	Cagayan	Allacapan	Binubongan
77	II	Cagayan	Allacapan	Dalayap
78	II	Cagayan	Allacapan	San Juan
79	II	Cagayan	Allacapan	Tubel
80	II	Cagayan	Baggao	Asing-via
81	II	Cagayan	Lallo	Bangag
82	II	Cagayan	Lasam	Cabatacan West
83	II	Cagayan	Lasam	Magsaysay
84	II	Cagayan	Lasam	Cabatacan East
85	II	Cagayan	Lasam	Peru
86	II	Cagayan	Rizal	Bural
87	II	Cagayan	Rizal	Masi
88	II	Cagayan	Rizal	San Juan

1040	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
89	II	Cagayan	Sto Niño (Faire)	Abariongan Uneg
90	II	Cagayan	Sto Niño (Faire)	Calassitan
91	II	Cagayan	Sto Niño (Faire)	Mapitac
92	II	Cagayan	Sto Niño (Faire)	Niug Norte
93	II	Cagayan	Sto Niño (Faire)	Tammuco
94	II	Isabela	Benito Soliven	Andabuen
95	II	Isabela	Benito Soliven	Balliao
96	II	Isabela	Benito Soliven	Capuseran
97	II	Isabela	Benito Soliven	Guilingan
98	II	Isabela	Benito Soliven	Nacalma
99	II	Isabela	Echague	Benguet
100	II	Isabela	Echague	Diasan
101	II	Isabela	Echague	Dicaraoyan
102	II	Isabela	Echague	Mabbayad
103	II	Isabela	Echague	San Carlos
104	II	Isabela	Echague	San Miguel
105	II	Isabela	Ilagan City	Sindon Bayabo
106	II	Isabela	Jones	Napaliong
107	II	Isabela	Jones	Dicamay Uno
108	II	Isabela	Jones	Dicamay Dos
109	II	Isabela	Jones	Minuri
110	II	Isabela	Jones	Namnama
111	II	Isabela	Jones	Sta Isabel
112	II	Isabela	Jones	Sto Domingo
113	II	Isabela	Jones	Villa Bello
114	II	Isabela	San Agustin	Palacian
115	II	Isabela	San Guillermo	Aringay
116	II	Isabela	San Guillermo	Dingading
117	II	Isabela	San Guillermo	San Francisco Sur
118	II	Isabela	San Guillermo	Sinalugan
119	II	Isabela	San Mariano	Disulap
120	II	Isabela	San Mariano	Gangalan
121	II	Isabela	San Mariano	Macayucayu
122	II	Isabela	San Mariano	Balagan
123	II	Isabela	San Mariano	Buyasan
124	II	Isabela	San Mariano	Cadsalan
125	II	Isabela	San Mariano	Daragutan East
126	II	Isabela	San Mariano	Daragutan West
127	II	Isabela	San Mariano	Del Pilar
128	II	Isabela	San Mariano	Dibuluan
129	II	Isabela	San Mariano	Dicamay
130	II	Isabela	San Mariano	Ibujan
131	II	Isabela	San Mariano	Libertad
132	II	Isabela	San Mariano	Minanga (Sitio Bigao)
133	II	Isabela	San Mariano	Panninan
134	II	Isabela	San Mariano	Tappa

JANUARY 3, 2022	OFFICIAL GAZETTE	1041
SUPPORT TO THE BARANGAY DEVELOPMENT PROGRAM OF THE NTF-ELCAC

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
135	II	Isabela	San Mariano	Ueg
136	II	Nueva Vizcaya	Alfonso Castaneda	Lublub
137	II	Nueva Vizcaya	Ambaguio	Ammoweg
138	II	Nueva Vizcaya	Ambaguio	Camandag
139	II	Nueva Vizcaya	Ambaguio	Dulli
140	II	Nueva Vizcaya	Ambaguio	Napo
141	II	Quirino	Aglipay	Alicia
142	II	Quirino	Aglipay	Nagabgaban
143	II	Quirino	Cabarroguis	Tucod
144	II	Quirino	Cabarroguis	Dibibi
145	II	Quirino	Cabarroguis	Dingasan
146	II	Quirino	Cabarroguis	Eden
147	II	Quirino	Maddela	Cabua-an
148	II	Quirino	Maddela	San Martin
149	II	Quirino	Maddela	Sto Niño
150	II	Quirino	Maddela	Villa Gracia
151	II	Quirino	Maddela	Ysmael
152	II	Quirino	Nagtipunan	Dissimungal
153	II	Quirino	Nagtipunan	Sangbay
154	II	Quirino	Nagtipunan	Anak
155	II	Quirino	Nagtipunan	Landingan
156	II	Quirino	Nagtipunan	San Ramos
157	II	Quirino	Nagtipunan	Wasid
158	III	Aurora	Maria Aurora	Bayanihan
159	III	Aurora	Maria Aurora	Bazal
160	III	Aurora	Maria Aurora	Cadayacan
161	III	Aurora	Maria Aurora	Diaat
162	III	Aurora	Maria Aurora	Dianawan (Sitio Hiltop)
163	III	Aurora	San Luis	Dikapinisan
164	III	Aurora	San Luis	Dimanayat
165	III	Aurora	San Luis	Diteki
166	III	Aurora	San Luis	Ditumabo
167	III	Aurora	San Luis	L. Pimentel
168	III	Nueva Ecija	Aliaga	Bibiclat
169	III	Nueva Ecija	Aliaga	Bukot
170	III	Nueva Ecija	Aliaga	San Eustacio
171	III	Nueva Ecija	Bongabon	Antipolo (Sitio Batangas)
172	III	Nueva Ecija	Bongabon	Labi
173	III	Nueva Ecija	Bongabon	Pesa
174	III	Nueva Ecija	Carranglan	Bunga (Sitio Tapil)
175	III	Nueva Ecija	Carranglan	Burgos (Sitio Botolan)
176	III	Nueva Ecija	Carranglan	Gen Luna (Sitio Abebeg)
177	III	Nueva Ecija	Carranglan	Joson
178	III	Nueva Ecija	Carranglan	Puncan (Sitio Lahud)
179	III	Nueva Ecija	Carranglan	TL Padilla
180	III	Nueva Ecija	Gabaldon	Calabasa

1042	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
181	III	Nueva Ecija	Gabaldon	Ligaya
182	III	Nueva Ecija	Gabaldon	Malinao
183	III	Nueva Ecija	Gabaldon	Sawmill
184	III	Nueva Ecija	Laur	San Fernando (Sorgue)
185	III	Nueva Ecija	Laur	Siclong
186	III	Nueva Ecija	Licab	San Jose
187	III	Nueva Ecija	Licab	Sta Maria
188	III	Nueva Ecija	Pantabangan	Cadaclan (Sitio Kaitahan)
189	III	Nueva Ecija	Pantabangan	Fatima (Sitio Neneng)
190	III	Nueva Ecija	Pantabangan	Malbang
191	III	Nueva Ecija	Pantabangan	Poblacion (Sitio Lower Tuli)
192	III	Nueva Ecija	Pantabangan	Sampaloc (So Bayabas)
193	III	Nueva Ecija	Pantabangan	Villarica
194	III	Nueva Ecija	Quezon	San Andres 1
195	III	Nueva Ecija	Quezon	Santo Cristo
196	III	Nueva Ecija	Quezon	Uno (Barangay I)
197	III	Nueva Ecija	Rizal	Cabucbucan
198	III	Nueva Ecija	Rizal	Estrella
199	III	Zambales	Botolan	Cabatuan
200	III	Zambales	Botolan	Maguisguis
201	III	Zambales	Botolan	Nacolcol
202	III	Zambales	Botolan	Poonbato
203	III	Zambales	Botolan	Villar
204	III	Zambales	Santa Cruz	Guisguis
205	IV-A	Batangas	Lobo	Calumpit
206	IV-A	Batangas	Nasugbu	Butucan
207	IV-A	Batangas	San Juan	Laiya-Aplaya
208	IV-A	Quezon	Atimonan	Rizal
209	IV-A	Quezon	Atimonan	Sta Catalina
210	IV-A	Quezon	Infanta	Magsaysay (Sitio Kamagong)
211	IV-A	Quezon	Lopez	Cogorin-lbaba
212	IV-A	Quezon	Lopez	Cogorin-llaya
213	IV-A	Quezon	Lopez	Jongo
214	IV-A	Quezon	Lopez	Pansol
215	IV-A	Quezon	Lopez	San Francisco-B
216	IV-A	Quezon	Lopez	Sto Niño Ilaya
217	IV-A	Quezon	Macalelon	Vista Hermosa
218	IV-A	Quezon	Macalelon	Malabahay
219	IV-A	Quezon	Macalelon	Olongtao-Ilaya
220	IV-A	Quezon	Macalelon	San Vicente
221	IV-A	Quezon	Mauban	Cagsiay II
222	IV-A	Quezon	Mauban	Cagsiay III
223	IV-A	Quezon	San Francisco	Casay
224	IV-A	Quezon	San Francisco	Sto Niño
225	IV-A	Quezon	San Narciso	White Clift
226	IV-A	Quezon	Tagkawayan	Bosigon

JANUARY 3, 2022	OFFICIAL GAZETTE	1043
SUPPORT TO THE BARANGAY DEVELOPMENT PROGRAM OF THE NTF-ELCAC

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
227	IV-A	Quezon	Tagkawayan	Landing
228	IV-A	Quezon	Tagkawayan	Maguibuay
229	IV-A	Quezon	Tagkawayan	Mapulot
230	IV-A	Quezon	Tagkawayan	Casispalan
231	IV-A	Quezon	Tagkawayan	Tunton
232	IV-A	Rizal	Rodriguez	San Isidro
233	IV-A	Rizal	San Mateo	Pintong Bocawe
234	IV-A	Rizal	Tanay	Daraitan
235	IV-A	Rizal	Tanay	Sto Niño
236	MIMAROPA	Occidental Mindoro	Abra de Ilog	Poblacion
237	MIMAROPA	Occidental Mindoro	Abra de Ilog	Sta.Maria
238	MIMAROPA	Occidental Mindoro	Calintaan	Tanyag
239	MIMAROPA	Occidental Mindoro	Magsaysay	Gapasan
240	MIMAROPA	Occidental Mindoro	Magsaysay	Paclolo
241	MIMAROPA	Occidental Mindoro	Rizal	Manoot
242	MIMAROPA	Occidental Mindoro	Rizal	Limlim (Rizal)
243	MIMAROPA	Occidental Mindoro	Sablayan	Batong Buhay
244	MIMAROPA	Occidental Mindoro	Sablayan	Pag-asa
245	MIMAROPA	Occidental Mindoro	Sablayan	San Agustin
246	MIMAROPA	Occidental Mindoro	San Jose	Monte Claro
247	MIMAROPA	Occidental Mindoro	San Jose	Naibuan
248	MIMAROPA	Oriental Mindoro	Bongabong	Lisap
249	MIMAROPA	Oriental Mindoro	Bongabong	Batangan
250	MIMAROPA	Oriental Mindoro	Bongabong	Hagan
251	MIMAROPA	Oriental Mindoro	Mansalay	Balugo
252	MIMAROPA	Oriental Mindoro	Roxas	San Vicente
253	MIMAROPA	Oriental Mindoro	Socorro	La Fortuna
254	MIMAROPA	Oriental Mindoro	Socorro	Ma Concepcion
255	MIMAROPA	Palawan	Bataraza	Bono Bono
256	MIMAROPA	Palawan	Bataraza	lnogbong
257	MIMAROPA	Palawan	Bataraza	Malihud
258	MIMAROPA	Palawan	Bataraza	Bulalacao
259	MIMAROPA	Palawan	Bataraza	Culandanum
260	MIMAROPA	Palawan	Bataraza	Marangas
261	MIMAROPA	Palawan	Bataraza	Tarusan
262	MIMAROPA	Palawan	Brooke’s Point	Ipilan
263	MIMAROPA	Palawan	Brooke’s Point	Aribungos
264	MIMAROPA	Palawan	Brooke’s Point	Calasaguen
265	MIMAROPA	Palawan	Brooke’s Point	Maasin
266	MIMAROPA	Palawan	Brooke’s Point	Mainit
267	MIMAROPA	Palawan	Brooke’s Point	Malis
268	MIMAROPA	Palawan	Dumaran	Tanatanaon
269	MIMAROPA	Palawan	Quezon	Calumpang
270	MIMAROPA	Palawan	Quezon	Malatgao
271	MIMAROPA	Palawan	Quezon	Panitian
272	MIMAROPA	Palawan	Quezon	Quinlogan

1044	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
273	MIMAROPA	Palawan	Quezon	Tagusao
274	MIMAROPA	Palawan	Rizal	Bunog
275	MIMAROPA	Palawan	Rizal	Candawaga
276	MIMAROPA	Palawan	Rizal	Culasian
277	MIMAROPA	Palawan	Rizal	Iraan
278	MIMAROPA	Palawan	Rizal	Panalingaan
279	MIMAROPA	Palawan	Rizal	Ransang
280	MIMAROPA	Palawan	Roxas	Tagumpay
281	MIMAROPA	Palawan	San Vicente	Alimanguan
282	MIMAROPA	Palawan	San Vicente	Sto Niño
283	MIMAROPA	Palawan	Sofronio Española	Labog
284	MIMAROPA	Palawan	Sofronio Española	Panitian
285	MIMAROPA	Palawan	Sofronio Española	Pulot Interior
286	MIMAROPA	Palawan	Sofronio Española	Punang
287	MIMAROPA	Palawan	Taytay	Paly Island
288	MIMAROPA	Palawan	Taytay	Abongan
289	MIMAROPA	Palawan	Taytay	Talog
290	V	Albay	Camalig	Magogon
291	V	Albay	Camalig	Quinartilan
292	V	Albay	Daraga	Dinoronan
293	V	Albay	Guinobatan	Balite
294	V	Albay	Guinobatan	Pood
295	V	Albay	Guinobatan	Batbat
296	V	Albay	Guinobatan	Bololo
297	V	Albay	Guinobatan	Marcial O. Rañola (Cabaloaon)
298	V	Albay	Guinobatan	Ongo
299	V	Albay	Jovellar	Florista
300	V	Albay	Jovellar	Cabraran
301	V	Albay	Malinao	Bagatangki
302	V	Albay	Malinao	Quinarabasahan
303	V	Albay	Pio Duran	Buenavista
304	V	Albay	Pio Duran	Buyo
305	V	Albay	Pio Duran	La Medalla (Sawmill)
306	V	Albay	Tabaco City	Sua-lgot
307	V	Albay	Tabaco City	Tabiguian
308	V	Albay	Tiwi	Maynonong
309	V	Albay	Tiwi	Misibis
310	V	Camarines Norte	Capalonga	Tanawan
311	V	Camarines Norte	Capalonga	Villa Aurora
312	V	Camarines Norte	Labo	Cabatuhan
313	V	Camarines Norte	Labo	Dumagmang
314	V	Camarines Norte	Labo	Malaya
315	V	Camarines Norte	Labo	Maot
316	V	Camarines Norte	Labo	Pag-asa
317	V	Camarines Norte	Labo	Anameam
318	V	Camarines Norte	Labo	Bagong Silang 2

JANUARY 3, 2022	OFFICIAL GAZETTE	1045
SUPPORT TO THE BARANGAY DEVELOPMENT PROGRAM OF THE NTF-ELCAC

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
319	V	Camarines Norte	Labo	Bagong Silang 3
320	V	Camarines Norte	Labo	Calabasa
321	V	Camarines Norte	Labo	Canapawan
322	V	Camarines Norte	Labo	Daguit
323	V	Camarines Norte	Labo	Exciban
324	V	Camarines Norte	Labo	Macogon
325	V	Camarines Norte	Labo	Malatap
326	V	Camarines Norte	Labo	Malibago
327	V	Camarines Norte	Labo	Submakin
328	V	Camarines Norte	Labo	Tigbinan
329	V	Camarines Norte	Labo	Baay
330	V	Camarines Sur	Balatan	Cabungan
331	V	Camarines Sur	Balatan	Cayogcog
332	V	Camarines Sur	Balatan	Coguit
333	V	Camarines Sur	Balatan	Laganac
334	V	Camarines Sur	Balatan	Santiago Nacacale
335	V	Camarines Sur	Balatan	Siramag
336	V	Camarines Sur	Bato	Del Rosario
337	V	Camarines Sur	Bato	Lubigan
338	V	Camarines Sur	Bato	Mainit
339	V	Camarines Sur	Bato	Mangga
340	V	Camarines Sur	Bato	Pagatpatan
341	V	Camarines Sur	Bato	Palo
342	V	Camarines Sur	Bato	San Isidro
343	V	Camarines Sur	Bato	Sooc
344	V	Camarines Sur	Bato	Buluang
345	V	Camarines Sur	Bato	Cawacagan
346	V	Camarines Sur	Bato	Cotmon
347	V	Camarines Sur	Bato	Cristo Rey
348	V	Camarines Sur	Bato	Goyudan
349	V	Camarines Sur	Bato	Lobong
350	V	Camarines Sur	Bato	Payak
351	V	Camarines Sur	Bato	Sagrada
352	V	Camarines Sur	Bato	Salvacion
353	V	Camarines Sur	Bato	San Juan
354	V	Camarines Sur	Bato	San Roque
355	V	Camarines Sur	Bato	Neighborhood
356	V	Camarines Sur	Bato	Tagpolo
357	V	Camarines Sur	Bula	Itangon
358	V	Camarines Sur	Bula	Lubgan
359	V	Camarines Sur	Bula	lnoyonan
360	V	Camarines Sur	Bula	San Roque Heights
361	V	Camarines Sur	Del Gallego	Pamplona
362	V	Camarines Sur	Del Gallego	Bagong Silang
363	V	Camarines Sur	Del Gallego	Mansalaya
364	V	Camarines Sur	Del Gallego	Palaspas

1046	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
365	V	Camarines Sur	Libmanan	Calabnigan
366	V	Camarines Sur	Libmanan	Tanag
367	V	Camarines Sur	Libmanan	Udok
368	V	Camarines Sur	Libmanan	Villasocorro
369	V	Camarines Sur	Libmanan	Bagamelon
370	V	Camarines Sur	Libmanan	Malinao
371	V	Camarines Sur	Libmanan	Mambulo Nuevo
372	V	Camarines Sur	Lupi	Bagong Sikat
373	V	Camarines Sur	Lupi	Bangon
374	V	Camarines Sur	Lupi	Belwang
375	V	Camarines Sur	Lupi	Hagumit
376	V	Camarines Sur	Lupi	San Rafael Norte
377	V	Camarines Sur	Lupi	Tible
378	V	Camarines Sur	Ocampo	May-ogob
379	V	Camarines Sur	Ocampo	San Roque
380	V	Camarines Sur	Pamplona	San Ramon
381	V	Camarines Sur	Pamplona	Tampadong
382	V	Camarines Sur	Pasacao	Bagong Silang
383	V	Camarines Sur	Pasacao	Salvacion
384	V	Camarines Sur	Pasacao	Balogo
385	V	Camarines Sur	Pasacao	Hubo
386	V	Camarines Sur	Pasacao	Odicon
387	V	Camarines Sur	Pasacao	Quitang
388	V	Camarines Sur	Pasacao	San Antonio
389	V	Camarines Sur	Pasacao	Tilnac
390	V	Camarines Sur	Pasacao	Tinalmud
391	V	Camarines Sur	Ragay	Agao-ao
392	V	Camarines Sur	Ragay	Baya
393	V	Camarines Sur	Ragay	Cabadisan
394	V	Camarines Sur	Ragay	Laguio
395	V	Camarines Sur	Ragay	Panaytayan Nuevo
396	V	Camarines Sur	Ragay	Patalunan
397	V	Camarines Sur	Ragay	Salvacion
398	V	Camarines Sur	Sagñay	Kilomaon
399	V	Catanduanes	Caramoran	Mabini
400	V	Catanduanes	Pandan	Balagñonan
401	V	Catanduanes	Panganiban	Cabuyoan
402	V	Catanduanes	San Andres	Bislig
403	V	Catanduanes	San Andres	Carangag
404	V	Catanduanes	San Andres	Datag
405	V	Catanduanes	San Andres	Puting Baybay
406	V	Catanduanes	San Andres	San Isidro
407	V	Catanduanes	San Andres	San Vicente
408	V	Catanduanes	San Andres	Timbaan
409	V	Catanduanes	Virac	Sogod Tigbao
410	V	Masbate	Claveria	Cawayan

JANUARY 3, 2022	OFFICIAL GAZETTE	1047
SUPPORT TO THE BARANGAY DEVELOPMENT PROGRAM OF THE NTF-ELCAC

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
411	V	Masbate	Claveria	Boca Engaño
412	V	Masbate	San Fernando	Altavista
413	V	Masbate	San Fernando	Buenavista
414	V	Masbate	San Fernando	Del Rosario
415	V	Masbate	San Fernando	Progreso
416	V	Masbate	San Fernando	Talisay
417	V	Masbate	San Fernando	Caeñelas
418	V	Sorsogon	Bulan	Calpi
419	V	Sorsogon	Bulan	Dolos
420	V	Sorsogon	Bulan	Taromata
421	V	Sorsogon	Bulan	Aguinaldo (Lipata -D)
422	V	Sorsogon	Bulan	Antipolo
423	V	Sorsogon	Bulan	Beguin
424	V	Sorsogon	Bulan	Bical
425	V	Sorsogon	Bulan	Butag
426	V	Sorsogon	Bulan	Cadandanan
427	V	Sorsogon	Bulan	Calamagon
428	V	Sorsogon	Bulan	Cocok-Cabitan
429	V	Sorsogon	Bulan	Daganas
430	V	Sorsogon	Bulan	Danao
431	V	Sorsogon	Bulan	E. Quirino
432	V	Sorsogon	Bulan	Gate
433	V	Sorsogon	Bulan	J Gerona (Biton)
434	V	Sorsogon	Bulan	Jamorawon
435	V	Sorsogon	Bulan	Lajong
436	V	Sorsogon	Bulan	M. Roxas
437	V	Sorsogon	Bulan	Marinab
438	V	Sorsogon	Bulan	Montecalvario
439	V	Sorsogon	Bulan	Namo
440	V	Sorsogon	Bulan	Nasuje
441	V	Sorsogon	Bulan	Osmeña (Lipata-S)
442	V	Sorsogon	Bulan	Otavi
443	V	Sorsogon	Bulan	Padre Diaz
444	V	Sorsogon	Bulan	Palale
445	V	Sorsogon	Bulan	Quezon (Kabarawan)
446	V	Sorsogon	Bulan	Recto
447	V	Sorsogon	Bulan	Sagrada
448	V	Sorsogon	Bulan	San Francisco
449	V	Sorsogon	Bulan	San Juan Bag-o
450	V	Sorsogon	Bulan	San Juan Daan
451	V	Sorsogon	Bulan	Sigad
452	V	Sorsogon	Bulan	Sta Teresita
453	V	Sorsogon	Bulusan	Bagacay
454	V	Sorsogon	Bulusan	Dancalan
455	V	Sorsogon	Bulusan	Lalud
456	V	Sorsogon	Bulusan	Porog

1048	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
457	V	Sorsogon	Bulusan	San Antonio
458	V	Sorsogon	Bulusan	San Rafael
459	V	Sorsogon	Bulusan	Buhang
460	V	Sorsogon	Bulusan	Tinampo
461	V	Sorsogon	Casiguran	Adovis
462	V	Sorsogon	Casiguran	Cawit
463	V	Sorsogon	Casiguran	Cogon
464	V	Sorsogon	Casiguran	Colambis
465	V	Sorsogon	Casiguran	Lungib
466	V	Sorsogon	Casiguran	Mabini
467	V	Sorsogon	Casiguran	Somal-ot
468	V	Sorsogon	Casiguran	Tigbao
469	V	Sorsogon	Casiguran	Timbayog
470	V	Sorsogon	Casiguran	Tulay
471	V	Sorsogon	Donsol	De Vera
472	V	Sorsogon	Gubat	Tigkiw
473	V	Sorsogon	Gubat	Bentuco
474	V	Sorsogon	Gubat	Bulacao
475	V	Sorsogon	Gubat	Cabigaan
476	V	Sorsogon	Gubat	Sangat
477	V	Sorsogon	Gubat	Villareal
478	V	Sorsogon	Irosin	Bulawan
479	V	Sorsogon	Irosin	Gabao
480	V	Sorsogon	Irosin	Buenavista
481	V	Sorsogon	Irosin	Cogon
482	V	Sorsogon	Irosin	Gulang-Gulang
483	V	Sorsogon	Irosin	Liang
484	V	Sorsogon	Irosin	Macawayan
485	V	Sorsogon	Irosin	San Isidro
486	V	Sorsogon	Irosin	Tabon-Tabon
487	V	Sorsogon	Irosin	Bacolod
488	V	Sorsogon	Irosin	Bagsangan
489	V	Sorsogon	Irosin	Batang
490	V	Sorsogon	Irosin	Bolos
491	V	Sorsogon	Irosin	Carriedo
492	V	Sorsogon	Irosin	Casini
493	V	Sorsogon	Irosin	Gumapia
494	V	Sorsogon	Irosin	Mapaso
495	V	Sorsogon	Irosin	Monbon
496	V	Sorsogon	Irosin	Patag
497	V	Sorsogon	Irosin	Salvacion
498	V	Sorsogon	Irosin	San Agustin
499	V	Sorsogon	Irosin	San Juan
500	V	Sorsogon	Irosin	San Julian
501	V	Sorsogon	Irosin	Sto Domingo
502	V	Sorsogon	Irosin	Tinampo

JANUARY 3, 2022	OFFICIAL GAZETTE	1049
SUPPORT TO THE BARANGAY DEVELOPMENT PROGRAM OF THE NTF-ELCAC

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
503	V	Sorsogon	Juban	Catanusan
504	V	Sorsogon	Juban	Calmayon
505	V	Sorsogon	Juban	Lajong
506	V	Sorsogon	Juban	Maalo
507	V	Sorsogon	Juban	Aroroy
508	V	Sorsogon	Juban	Bacolod
509	V	Sorsogon	Juban	Binanuahan
510	V	Sorsogon	Juban	Biriran
511	V	Sorsogon	Juban	Buraburan
512	V	Sorsogon	Juban	Calateo
513	V	Sorsogon	Juban	Caruhayon
514	V	Sorsogon	Juban	Catanagan
515	V	Sorsogon	Juban	Cogon
516	V	Sorsogon	Juban	Embarcadero
517	V	Sorsogon	Juban	Puting Sapa
518	V	Sorsogon	Juban	Rangas
519	V	Sorsogon	Juban	Sablayan
520	V	Sorsogon	Juban	Sipaya
521	V	Sorsogon	Juban	Tinago
522	V	Sorsogon	Juban	Tughan
523	V	Sorsogon	Magallanes	Bulala
524	V	Sorsogon	Magallanes	Magsaysay
525	V	Sorsogon	Magallanes	Tula-tula Norte
526	V	Sorsogon	Magallanes	Tula-tula Sur
527	V	Sorsogon	Magallanes	Anibong
528	V	Sorsogon	Magallanes	Lapinig
529	V	Sorsogon	Magallanes	Salvacion
530	V	Sorsogon	Magallanes	Aguada Norte
531	V	Sorsogon	Magallanes	Aguada Sur
532	V	Sorsogon	Magallanes	Bacalon
533	V	Sorsogon	Magallanes	Bacolod
534	V	Sorsogon	Magallanes	Behia
535	V	Sorsogon	Magallanes	Biga
536	V	Sorsogon	Magallanes	Biton
537	V	Sorsogon	Magallanes	Caditaan
538	V	Sorsogon	Magallanes	Cagbolo
539	V	Sorsogon	Magallanes	Cagtalaba
540	V	Sorsogon	Magallanes	Ginangra
541	V	Sorsogon	Magallanes	Hubo
542	V	Sorsogon	Magallanes	Inacarizan
543	V	Sorsogon	Magallanes	Malbog
544	V	Sorsogon	Magallanes	Pawik
545	V	Sorsogon	Magallanes	Pili
546	V	Sorsogon	Magallanes	Suiton
547	V	Sorsogon	Magallanes	Sta Elena
548	V	Sorsogon	Magallanes	Tagas

1050	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
549	V	Sorsogon	Matnog	Tugas
550	V	Sorsogon	Matnog	Banogao
551	V	Sorsogon	Matnog	Calpi
552	V	Sorsogon	Matnog	Genablan Occidental
553	V	Sorsogon	Matnog	Genablan Oriental
554	V	Sorsogon	Matnog	Hidhid
555	V	Sorsogon	Matnog	Lajong
556	V	Sorsogon	Matnog	Mambajog
557	V	Sorsogon	Matnog	Manurabi
558	V	Sorsogon	Matnog	Naburacan
559	V	Sorsogon	Matnog	Pawa
560	V	Sorsogon	Matnog	Sinang-atan
561	V	Sorsogon	Matnog	Sisigon
562	V	Sorsogon	Matnog	Sua
563	V	Sorsogon	Matnog	Sulangan
564	V	Sorsogon	Matnog	Tablac
565	V	Sorsogon	Sta Magdalena	Peñafrancia
566	V	Sorsogon	Sta Magdalena	Salvacion
567	V	Sorsogon	Sta Magdalena	San Antonio
568	V	Sorsogon	Sta Magdalena	San Bartolome
569	V	Sorsogon	Sta Magdalena	San Sebastian
570	VI	Capiz	Roxas City	Baybay
571	VI	Capiz	Roxas City	Culasi
572	VI	Capiz	Tapaz	Lahug
573	VI	Capiz	Tapaz	Tacayan
574	VI	Capiz	Tapaz	Acuña
575	VI	Capiz	Tapaz	Aglinab
576	VI	Capiz	Tapaz	Katipunan
577	VI	Capiz	Tapaz	Roosevelt
578	VI	Iloilo	Calinog	Supanga
579	VI	Iloilo	Calinog	Guinbonyugan
580	VI	Iloilo	Calinog	Binulosan Grande
581	VI	Iloilo	Calinog	Binulosan Pequeño
582	VI	Iloilo	Calinog	Masaroy
583	VI	Iloilo	Calinog	Aglonok
584	VI	Iloilo	Calinog	Caratagan
585	VI	Iloilo	Calinog	Garangan
586	VI	Iloilo	Calinog	Marandig
587	VI	Iloilo	Iloilo City (Jaro District)	Bitoon
588	VI	Iloilo	Lambunao	Cabatangan
589	VI	Iloilo	Lambunao	Jayubo
590	VI	Iloilo	Miag-ao	Pudpud
591	VI	Negros Occidental	Binalbangan	Bi-Ao
592	VI	Negros Occidental	Calatrava	Ani-e
593	VI	Negros Occidental	Calatrava	Cruz
594	VI	Negros Occidental	Calatrava	Dolis

JANUARY 3, 2022	OFFICIAL GAZETTE	1051
SUPPORT TO THE BARANGAY DEVELOPMENT PROGRAM OF THE NTF-ELCAC

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
595	VI	Negros Occidental	Calatrava	Ilaya
596	VI	Negros Occidental	Calatrava	Lagaan
597	VI	Negros Occidental	Calatrava	Lemery
598	VI	Negros Occidental	Calatrava	Lipat-on
599	VI	Negros Occidental	Calatrava	Maaslob
600	VI	Negros Occidental	Calatrava	Mahilum
601	VI	Negros Occidental	Calatrava	Malanog
602	VI	Negros Occidental	Calatrava	Telim
603	VI	Negros Occidental	Calatrava	Tigbao
604	VI	Negros Occidental	Calatrava	Tigbon
605	VI	Negros Occidental	Candoni	Agboy
606	VI	Negros Occidental	Candoni	Banga
607	VI	Negros Occidental	Candoni	Gatuslao
608	VI	Negros Occidental	Candoni	Haba (Canto Maniog)
609	VI	Negros Occidental	Cauayan	Baclao
610	VI	Negros Occidental	Escalante City	Jonob-jonob
611	VI	Negros Occidental	Escalante City	Tamlang
612	VI	Negros Occidental	Himamaylan City	Buenavista
613	VI	Negros Occidental	Himamaylan City	Mahalang (Sitio Florido)
614	VI	Negros Occidental	Hinigaran	Pilar
615	VI	Negros Occidental	Hinoba-an	Asia
616	VI	Negros Occidental	Hinoba-an	Damutan
617	VI	Negros Occidental	Hinoba-an	Bulwangan
618	VI	Negros Occidental	Hinoba-an	Culipapa
619	VI	Negros Occidental	Hinoba-an	San Rafael
620	VI	Negros Occidental	Hinoba-an	Sangke
621	VI	Negros Occidental	Ilog	Balicotoc
622	VI	Negros Occidental	Ilog	Pinggot
623	VI	Negros Occidental	Isabela	Sebucawan
624	VI	Negros Occidental	Isabela	Cabcab
625	VI	Negros Occidental	Isabela	Libas
626	VI	Negros Occidental	Isabela	Makilignit
627	VI	Negros Occidental	Isabela	Mansablay
628	VI	Negros Occidental	Isabela	Riverside
629	VI	Negros Occidental	Isabela	San Agustin
630	VI	Negros Occidental	Isabela	Sikatuna
631	VI	Negros Occidental	Kabankalan City	Hilamonan
632	VI	Negros Occidental	Kabankalan City	Carol-an
633	VI	Negros Occidental	Kabankalan City	Locotan
634	VI	Negros Occidental	Kabankalan City	Tan-awan
635	VI	Negros Occidental	La Carlota City	Nagasi
636	VI	Negros Occidental	La Castellana	Puso
637	VI	Negros Occidental	La Castellana	Cabacungan
638	VI	Negros Occidental	La Castellana	Manghanoy
639	VI	Negros Occidental	La Castellana	Biak na Bato
640	VI	Negros Occidental	Moises Padilla	Quintin Remo

1052	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
641	VI	Negros Occidental	Moises Padilla	Macagahay
642	VI	Negros Occidental	Moises Padilla	Montilla
643	VI	Negros Occidental	Moises Padilla	Guinpana-an
644	VI	Negros Occidental	Murcia	Canlandog
645	VI	Negros Occidental	Murcia	Pandanon Silos
646	VI	Negros Occidental	Salvador Benedicto	Bago
647	VI	Negros Occidental	Salvador Benedicto	Bagong Silang
648	VI	Negros Occidental	Salvador Benedicto	Bunga
649	VI	Negros Occidental	Salvador Benedicto	Igmaya-an
650	VI	Negros Occidental	Salvador Benedicto	Kumaliskis
651	VI	Negros Occidental	Sipalay City	Cabadiangan
652	VI	Negros Occidental	Sipalay City	San Jose
653	VI	Negros Occidental	Sipalay City	Nabulao
654	VI	Negros Occidental	Toboso	Bandila
655	VI	Negros Occidental	Toboso	Bug-ang
656	VI	Negros Occidental	Toboso	Gen Luna
657	VI	Negros Occidental	Toboso	Magticol
658	VI	Negros Occidental	Toboso	Tabun-ac
659	VI	Negros Occidental	Toboso	San Isidro
660	VI	Negros Occidental	Toboso	San Jose
661	VII	Bohol	Antequera	Canlaas
662	VII	Bohol	Antequera	Quinapon-an
663	VII	Bohol	Balilihan	Hanopol Norte
664	VII	Bohol	Batuan	Aloja
665	VII	Bohol	Bilar	Bonifacio
666	VII	Bohol	Batuan	Cabacnitan
667	VII	Bohol	Batuan	Janlud
668	VII	Bohol	Batuan	Rizal
669	VII	Bohol	Bilar	Bugang Norte
670	VII	Bohol	Bilar	Bugang Sur
671	VII	Bohol	Bilar	Cambigsi
672	VII	Bohol	Bilar	Cansumbol
673	VII	Bohol	Calape	Camias
674	VII	Bohol	Carmen	Montehermoso
675	VII	Bohol	Catigbian	Kang-iras
676	VII	Bohol	Catigbian	Liboron
677	VII	Bohol	Catigbian	Maitum
678	VII	Bohol	Clarin	Caboy
679	VII	Bohol	Clarin	Caluwasan
680	VII	Bohol	Clarin	Villaflor
681	VII	Bohol	Inabanga	Bahan
682	VII	Bohol	Inabanga	Banahao
683	VII	Bohol	Inabanga	Cambitoon
684	VII	Bohol	Inabanga	Dagnawan
685	VII	Bohol	Inabanga	Lomboy
686	VII	Bohol	Inabanga	Maria Rosario

JANUARY 3, 2022	OFFICIAL GAZETTE	1053
SUPPORT TO THE BARANGAY DEVELOPMENT PROGRAM OF THE NTF-ELCAC

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
687	VII	Bohol	Inabanga	Riverside
688	VII	Bohol	Inabanga	San Jose
689	VII	Bohol	Inabanga	Sua
690	VII	Bohol	Maribojoc	Candavid
691	VII	Bohol	Sagbayan	Ubujan
692	VII	Bohol	Sagbayan	Katipunan
693	VII	Bohol	Sagbayan	Langtad
694	VII	Bohol	Sagbayan	Mantalongon
695	VII	Bohol	Sagbayan	San Roque
696	VII	Bohol	Trinidad	San Vicente
697	VII	Bohol	Ubay	Lumangog
698	VII	Bohol	Valencia	Maubo
699	VII	Bohol	Valencia	Omjon
700	VII	Cebu	Dumanjug	Bulak
701	VII	Cebu	Dumanjug	Paculob
702	VII	Cebu	Dumanjug	Panlaan
703	VII	Cebu	Dumanjug	Tangil
704	VII	Cebu	Dumanjug	Tubod Bitoon
705	VII	Cebu	Dumanjug	Tubog Duguan
706	VII	Cebu	Pinamungajan	Lamac
707	VII	Cebu	Sta Fe	Bitoon (Kinatarkan Island)
708	VII	Negros Oriental	Ayungon	Carol-an
709	VII	Negros Oriental	Ayungon	Mabato
710	VII	Negros Oriental	Ayungon	Nabhang
711	VII	Negros Oriental	Bindoy	Atotes
712	VII	Negros Oriental	Bindoy	Cabcaban
713	VII	Negros Oriental	Bindoy	Danao
714	VII	Negros Oriental	Bindoy	Nalundan
715	VII	Negros Oriental	Canlaon City	Lumapao
716	VII	Negros Oriental	Canlaon City	Budlasan (West Budlasan)
717	VII	Negros Oriental	Canlaon City	Bayog
718	VII	Negros Oriental	Guihulngan City	Binobohan
719	VII	Negros Oriental	Guihulngan City	Hinakpan
720	VII	Negros Oriental	Guihulngan City	Imelda
721	VII	Negros Oriental	Guihulngan City	Sandayao
722	VII	Negros Oriental	Guihulngan City	Tacpao
723	VII	Negros Oriental	Guihulngan City	Trinidad
724	VII	Negros Oriental	Guihulngan City	Humayhumay
725	VII	Negros Oriental	Guihulngan City	Planas
726	VII	Negros Oriental	Guihulngan City	Balogo
727	VII	Negros Oriental	Guihulngan City	Nagsaha
728	VII	Negros Oriental	Guihulngan City	Plagatasanon
729	VII	Negros Oriental	Guihulngan City	Poblacion
730	VII	Negros Oriental	Guihulngan City	Villegas
731	VII	Negros Oriental	Guihulngan City	Banwague
732	VII	Negros Oriental	Guihulngan City	Linantuyan

1054	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
733	VII	Negros Oriental	Guihulngan City	Luz
734	VII	Negros Oriental	Mabinay	Bagtic
735	VII	Negros Oriental	Mabinay	Luyang
736	VII	Negros Oriental	Mabinay	Samac
737	VII	Negros Oriental	Manjuyod	Candabong
738	VII	Negros Oriental	Manjuyod	Salvacion
739	VII	Negros Oriental	Manjuyod	Bantolinao (Sitio Bolo)
740	VII	Negros Oriental	Manjuyod	Panciao
741	VII	Negros Oriental	Siaton	Tayak
742	VII	Negros Oriental	Santa Catalina	San Pedro
743	VII	Negros Oriental	Tayasan	Bago
744	VII	Negros Oriental	Valencia	Dobdob
745	VII	Negros Oriental	Zamboanguita	Calango
746	VII	Negros Oriental	Zamboanguita	Mayabon
747	VIII	Eastern Samar	Balangiga	Guinmaayohan
748	VIII	Eastern Samar	Balangiga	Maybunga
749	VIII	Eastern Samar	Balangkayan	Caiwasan
750	VIII	Eastern Samar	Balangkayan	Cantubi
751	VIII	Eastern Samar	Balangkayan	General Malvar
752	VIII	Eastern Samar	Balangkayan	Magsaysay
753	VIII	Eastern Samar	Borongan City	Pinanag-an (Sitio Bagong Bario)
754	VIII	Eastern Samar	Borongan City	San Mateo
755	VIII	Eastern Samar	Borongan City	Banuyo
756	VIII	Eastern Samar	Borongan City	Baras
757	VIII	Eastern Samar	Borongan City	Benowangan
758	VIII	Eastern Samar	Borongan City	Canyopay
759	VIII	Eastern Samar	Borongan City	Hebacong
760	VIII	Eastern Samar	Borongan City	San Andres
761	VIII	Eastern Samar	Borongan City	San Gabriel
762	VIII	Eastern Samar	Can-avid	Balagon
763	VIII	Eastern Samar	Can-avid	Boco
764	VIII	Eastern Samar	Can-avid	Pandol
765	VIII	Eastern Samar	Dolores	Aroganga
766	VIII	Eastern Samar	Dolores	Buenavista
767	VIII	Eastern Samar	Dolores	Caglao-an
768	VIII	Eastern Samar	Dolores	Dinigpian
769	VIII	Eastern Samar	Dolores	Rizal
770	VIII	Eastern Samar	Dolores	San Isidro
771	VIII	Eastern Samar	Dolores	San Roque
772	VIII	Eastern Samar	Dolores	Sta Cruz
773	VIII	Eastern Samar	Gen MacArthur	Magsaysay
774	VIII	Eastern Samar	Gen MacArthur	Quezon
775	VIII	Eastern Samar	Gen MacArthur	Roxas
776	VIII	Eastern Samar	Gen MacArthur	Tandang Sora
777	VIII	Eastern Samar	Gen MacArthur	Tugop
778	VIII	Eastern Samar	Giporlos	Huknan

JANUARY 3, 2022	OFFICIAL GAZETTE	1055
SUPPORT TO THE BARANGAY DEVELOPMENT PROGRAM OF THE NTF-ELCAC

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
779	VIII	Eastern Samar	Giporlos	President Roxas
780	VIII	Eastern Samar	Giporlos	San Miguel
781	VIII	Eastern Samar	Llorente	Burak
782	VIII	Eastern Samar	Llorente	Candoros
783	VIII	Eastern Samar	Llorente	Magtino
784	VIII	Eastern Samar	Maydolong	Patag
785	VIII	Eastern Samar	Maydolong	Del Pilar
786	VIII	Eastern Samar	Maydolong	San Gabriel
787	VIII	Eastern Samar	Maydolong	Canloterio
788	VIII	Eastern Samar	Maydolong	Tagaslian
789	VIII	Eastern Samar	Quinapondan	Anislag
790	VIII	Eastern Samar	Quinapondan	Cantenio
791	VIII	Eastern Samar	Quinapondan	San Isidro
792	VIII	Leyte	Albuera	Cambalading
793	VIII	Leyte	Albuera	Poblacion
794	VIII	Leyte	Albuera	Sherwood
795	VIII	Leyte	Albuera	Talisayan
796	VIII	Leyte	Baybay City	Kabungaan
797	VIII	Leyte	Burauen	Candag-on
798	VIII	Leyte	Burauen	Calao
799	VIII	Leyte	Calubian	Anislagan
800	VIII	Leyte	Calubian	Casiongan
801	VIII	Leyte	Calubian	Enage
802	VIII	Leyte	Calubian	Jubay
803	VIII	Leyte	Carigara	Binibihan
804	VIII	Leyte	Carigara	Macalpi
805	VIII	Leyte	Carigara	Piloro
806	VIII	Leyte	Carigara	Barayong
807	VIII	Leyte	Carigara	Camansi
808	VIII	Leyte	Carigara	Candigahub
809	VIII	Leyte	Carigara	Canfabi
810	VIII	Leyte	Carigara	Canlampay
811	VIII	Leyte	Carigara	Cutay
812	VIII	Leyte	Carigara	Hiluctogan
813	VIII	Leyte	Carigara	Libo
814	VIII	Leyte	Carigara	Lower Hiraan
815	VIII	Leyte	Carigara	Paglaum
816	VIII	Leyte	Carigara	Parag-um
817	VIII	Leyte	Carigara	San Isidro
818	VIII	Leyte	Carigara	Sta Fe
819	VIII	Leyte	Hilongos	Cacao
820	VIII	Leyte	Hilongos	Hampangan
821	VIII	Leyte	Hilongos	Marangog
822	VIII	Leyte	Hilongos	Sta Margarita
823	VIII	Leyte	Inopacan	Caminto
824	VIII	Leyte	Inopacan	Delos Santos

1056	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
825	VIII	Leyte	Mahaplag	Maligaya
826	VIII	Leyte	Mahaplag	Pinamono-an
827	VIII	Leyte	Mahaplag	Sto Niño
828	VIII	Leyte	San Isidro	Banat-i
829	VIII	Leyte	San Isidro	Biasong
830	VIII	Leyte	San Isidro	Cabungaan
831	VIII	Leyte	San Isidro	Daja Daku
832	VIII	Leyte	San Isidro	Tagliwigan
833	VIII	Northern Samar	Catarman	Cervantes
834	VIII	Northern Samar	Catarman	Hinatad
835	VIII	Northern Samar	Catarman	Polangi
836	VIII	Northern Samar	Catarman	Tinowaran
837	VIII	Northern Samar	Las Navas	Magsaysay
838	VIII	Northern Samar	Las Navas	Perez
839	VIII	Northern Samar	Las Navas	Quirino
840	VIII	Northern Samar	Las Navas	San Antonio
841	VIII	Northern Samar	Las Navas	San Francisco
842	VIII	Northern Samar	Las Navas	Caputoan
843	VIII	Northern Samar	Las Navas	Cuenco
844	VIII	Northern Samar	Lope De Vega	Gebunawan
845	VIII	Northern Samar	Lope De Vega	Paguite
846	VIII	Northern Samar	Lope De Vega	Roxas
847	VIII	Northern Samar	Lope De Vega	San Miguel
848	VIII	Northern Samar	Lope De Vega	Somoroy
849	VIII	Northern Samar	Lope De Vega	Curry
850	VIII	Northern Samar	Mondragon	Cagmanaba
851	VIII	Northern Samar	Silvino Lobos	Caghilot
852	VIII	Northern Samar	Silvino Lobos	Gebonawan
853	VIII	Northern Samar	Silvino Lobos	Gecbo-an
854	VIII	Northern Samar	Silvino Lobos	Imelda
855	VIII	Northern Samar	Silvino Lobos	Tobgon
856	VIII	Samar	Basey	Bulao
857	VIII	Samar	Basey	Cancaiyas
858	VIII	Samar	Basey	Loog
859	VIII	Samar	Basey	Mabini
860	VIII	Samar	Basey	Manlilinab
861	VIII	Samar	Basey	Cogon
862	VIII	Samar	Basey	Guirang
863	VIII	Samar	Basey	Inuntan
864	VIII	Samar	Basey	Old San Agustin
865	VIII	Samar	Basey	Balante
866	VIII	Samar	Basey	Burgos
867	VIII	Samar	Basey	Guintiguian
868	VIII	Samar	Basey	May-It
869	VIII	Samar	Basey	Pelit
870	VIII	Samar	Basey	San Fernando

JANUARY 3, 2022	OFFICIAL GAZETTE	1057
SUPPORT TO THE BARANGAY DEVELOPMENT PROGRAM OF THE NTF-ELCAC

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
871	VIII	Samar	Basey	Sawa
872	VIII	Samar	Basey	Villa Aurora
873	VIII	Samar	Calbayog City	Macatingog (Oquendo Dist)
874	VIII	Samar	Calbiga	Binangaran
875	VIII	Samar	Calbiga	Canbagtic
876	VIII	Samar	Calbiga	Daligan
877	VIII	Samar	Calbiga	San Mauricio
878	VIII	Samar	Calbiga	Antol
879	VIII	Samar	Calbiga	Beri
880	VIII	Samar	Calbiga	Buluan
881	VIII	Samar	Calbiga	Caamlongan
882	VIII	Samar	Calbiga	Guimbanga
883	VIII	Samar	Calbiga	Hindang
884	VIII	Samar	Calbiga	Sinalangtan
885	VIII	Samar	Gandara	Carmona
886	VIII	Samar	Gandara	Caugbusan
887	VIII	Samar	Gandara	Elcano
888	VIII	Samar	Gandara	Hampton
889	VIII	Samar	Gandara	San Ramon
890	VIII	Samar	Gandara	Rawis
891	VIII	Samar	Gandara	Rizal
892	VIII	Samar	Gandara	San Francisco
893	VIII	Samar	Gandara	Tawiran
894	VIII	Samar	Gandara	Tigbawon
895	VIII	Samar	Gandara	Palambrag
896	VIII	Samar	Marabut	Tagalag
897	VIII	Samar	Marabut	Tinabanan
898	VIII	Samar	Matuginao	Carolina
899	VIII	Samar	Matuginao	Del Rosario
900	VIII	Samar	Matuginao	Inubod
901	VIII	Samar	Matuginao	Mahayag
902	VIII	Samar	Matuginao	San Roque
903	VIII	Samar	Matuginao	Ligaya
904	VIII	Samar	Matuginao	Rizal
905	VIII	Samar	Matuginao	Deit
906	VIII	Samar	Matuginao	Libertad
907	VIII	Samar	Matuginao	Nagpapacao
908	VIII	Samar	Matuginao	San Isidro
909	VIII	Samar	Matuginao	Sta Cruz
910	VIII	Samar	Motiong	San Andres
911	VIII	Samar	Motiong	Barayong
912	VIII	Samar	Motiong	Beri
913	VIII	Samar	Motiong	Canvais
914	VIII	Samar	Motiong	Malobago
915	VIII	Samar	Motiong	Sarao
916	VIII	Samar	Motiong	Sto Niño

1058	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
917	VIII	Samar	Paranas	Anagasi
918	VIII	Samar	Paranas	Maylobe
919	VIII	Samar	Paranas	Nawi
920	VIII	Samar	Paranas	Pagsanjan
921	VIII	Samar	Paranas	Tapul
922	VIII	Samar	Pinabacdao	Layo
923	VIII	Samar	Pinabacdao	Manaing
924	VIII	Samar	Pinabacdao	Pelaon
925	VIII	Samar	Pinabacdao	Canlobo
926	VIII	Samar	Pinabacdao	Magdawat
927	VIII	Samar	San Jorge	Bay-ang
928	VIII	Samar	San Jorge	Calundan
929	VIII	Samar	San Jorge	Gayondatu
930	VIII	Samar	San Jorge	Libertad
931	VIII	Samar	San Jose de Buan	Aguingayan
932	VIII	Samar	San Jose de Buan	Cataydongan
933	VIII	Samar	San Jose de Buan	Gusa
934	VIII	Samar	San Jose de Buan	Hagbay
935	VIII	Samar	San Jose de Buan	Hibacaan
936	VIII	Samar	San Jose de Buan	San Nicolas
937	VIII	Samar	San Jose de Buan	Can-aponte
938	VIII	Samar	Santa Rita	Binanalan
939	VIII	Samar	Santa Rita	Hinangutdan
940	VIII	Samar	Santa Rita	San Isidro
941	VIII	Samar	Santa Rita	Tagacay
942	VIII	Samar	Santa Rita	Old Manunca
943	VIII	Southern Leyte	Bontoc	Hila-an
944	VIII	Southern Leyte	Bontoc	Hitawos
945	VIII	Southern Leyte	Bontoc	Olisihan
946	VIII	Southern Leyte	Bontoc	Pamigsi-an
947	IX	Zamboanga del Norte	Baliguian	Linay
948	IX	Zamboanga del Norte	Godod	Bunawan
949	IX	Zamboanga del Norte	Gutalac	Immaculada Concepcion
950	IX	Zamboanga del Norte	Gutalac	Santo Niño
951	IX	Zamboanga del Norte	Gutalac	Sas
952	IX	Zamboanga del Norte	Kalawit	Poblacion Kalawit
953	IX	Zamboanga del Norte	Katipunan	Carupay
954	IX	Zamboanga del Norte	Leon B Postigo	Mawal
955	IX	Zamboanga del Norte	Leon B Postigo	Nasibac
956	IX	Zamboanga del Norte	Leon B Postigo	Sipacong
957	IX	Zamboanga del Norte	Leon B Postigo	Sta Maria
958	IX	Zamboanga del Norte	Leon B Postigo	Tiniguiban
959	IX	Zamboanga del Norte	Leon B Postigo	Titik
960	IX	Zamboanga del Norte	Mutia	Bergado
961	IX	Zamboanga del Norte	Mutia	Unidos
962	IX	Zamboanga del Norte	Sergio Osmeña	Don Eleno

JANUARY 3, 2022	OFFICIAL GAZETTE	1059
SUPPORT TO THE BARANGAY DEVELOPMENT PROGRAM OF THE NTF-ELCAC

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
963	IX	Zamboanga del Norte	Sergio Osmeña	Sinaad
964	IX	Zamboanga del Norte	Sergio Osmeña	New Rizal
965	IX	Zamboanga del Norte	Sergio Osmeña	Nuevavista
966	IX	Zamboanga del Norte	Sergio Osmeña	Tinago
967	IX	Zamboanga del Norte	Siayan	Guibo
968	IX	Zamboanga del Norte	Siayan	Pange
969	IX	Zamboanga del Norte	Siayan	Macasing
970	IX	Zamboanga del Norte	Sindangan	Tinaplan
971	IX	Zamboanga del Norte	Sindangan	Titik
972	IX	Zamboanga del Sur	Bayog	Bantal
973	IX	Zamboanga del Sur	Bayog	Canoayan
974	IX	Zamboanga del Sur	Bayog	Dimalinao
975	IX	Zamboanga del Sur	Bayog	Sigacad
976	IX	Zamboanga del Sur	Dumingag	Labangon (Sitio Bigaan)
977	IX	Zamboanga del Sur	Dumingag	Saad
978	IX	Zamboanga del Sur	Lapuyan	Mandeg
979	IX	Zamboanga del Sur	Midsalip	Balonai
980	IX	Zamboanga del Sur	Midsalip	Piwan
981	IX	Zamboanga del Sur	Tigbao	Guinlin
982	IX	Zamboanga del Sur	Tigbao	Timolan
983	IX	Zamboanga Sibugay	Kabasalan	Sayao
984	IX	Zamboanga Sibugay	Titay	Kipit
985	IX	Zamboanga Sibugay	Titay	Pulidan
986	X	Bukidnon	Baungon	Kalilangan
987	X	Bukidnon	Baungon	Langaon
988	X	Bukidnon	Baungon	San Vicente
989	X	Bukidnon	Cabanglasan	Lambangan
990	X	Bukidnon	Cabanglasan	Mauswagon
991	X	Bukidnon	Cabanglasan	Paradise (Sitio Lonokan)
992	X	Bukidnon	Cabanglasan	Poblacion
993	X	Bukidnon	Cabanglasan	Capinonan
994	X	Bukidnon	Cabanglasan	Cabulohan
995	X	Bukidnon	Cabanglasan	Iba
996	X	Bukidnon	Cabanglasan	Mandaing
997	X	Bukidnon	Damulog	Kiraon
998	X	Bukidnon	Damulog	Migcawayan
999	X	Bukidnon	Impasugong	Capitan Bayong
1000	X	Bukidnon	Impasugong	Guihean
1001	X	Bukidnon	Impasugong	Impalutao
1002	X	Bukidnon	Kibawe	Bukang Liwayway
1003	X	Bukidnon	Kibawe	Pinamula
1004	X	Bukidnon	Kibawe	Sampaguita
1005	X	Bukidnon	Kibawe	Cagawasan
1006	X	Bukidnon	Kibawe	Mascariñas
1007	X	Bukidnon	Kibawe	Sanipon
1008	X	Bukidnon	Kibawe	Tumaras

1060	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
1009	X	Bukidnon	Kibawe	Magsaysay
1010	X	Bukidnon	Kitaotao	Kahusayan
1011	X	Bukidnon	Kitaotao	Sinuda
1012	X	Bukidnon	Kitaotao	Kipilas
1013	X	Bukidnon	Kitaotao	Lorega
1014	X	Bukidnon	Kitaotao	Tawas
1015	X	Bukidnon	Lantapan	Ka-atoan
1016	X	Bukidnon	Lantapan	Balila
1017	X	Bukidnon	Libona	Capihan
1018	X	Bukidnon	Libona	Sil-ipon
1019	X	Bukidnon	Malaybalay City	Apo Macote
1020	X	Bukidnon	Malaybalay City	Patpat
1021	X	Bukidnon	Malaybalay City	Kalasungay
1022	X	Bukidnon	Malaybalay City	Mapulo
1023	X	Bukidnon	Malaybalay City	Linabo
1024	X	Bukidnon	Malaybalay City	San Jose
1025	X	Bukidnon	Malaybalay City	St Peter
1026	X	Bukidnon	Manolo Fortich	Sto. Niño
1027	X	Bukidnon	Pangantucan	Bacusanon
1028	X	Bukidnon	Pangantucan	Concepcion
1029	X	Bukidnon	Pangantucan	Gandingan
1030	X	Bukidnon	Pangantucan	Mendis
1031	X	Bukidnon	Quezon	Dumalama
1032	X	Bukidnon	Quezon	Merangerang
1033	X	Bukidnon	Quezon	Butong
1034	X	Bukidnon	Quezon	Lumintao
1035	X	Bukidnon	Quezon	Magsaysay
1036	X	Bukidnon	Quezon	Mahayag
1037	X	Bukidnon	Quezon	Salawagan
1038	X	Bukidnon	Quezon	Sta Cruz
1039	X	Bukidnon	San Fernando	Kalagangan
1040	X	Bukidnon	San Fernando	Matupe
1041	X	Bukidnon	San Fernando	Cabuling
1042	X	Bukidnon	San Fernando	Cayaga
1043	X	Bukidnon	San Fernando	Durian
1044	X	Bukidnon	San Fernando	Iglusad
1045	X	Bukidnon	San Fernando	Kawayan
1046	X	Bukidnon	San Fernando	Little Baguio
1047	X	Bukidnon	San Fernando	Nacabuklad
1048	X	Bukidnon	San Fernando	San Jose
1049	X	Bukidnon	San Fernando	Sto. Domingo
1050	X	Bukidnon	San Fernando	Tugop
1051	X	Bukidnon	Sumilao	Culasi
1052	X	Bukidnon	Sumilao	Occasion
1053	X	Bukidnon	Talakag	Basak
1054	X	Bukidnon	Talakag	Cosina

JANUARY 3, 2022	OFFICIAL GAZETTE	1061
SUPPORT TO THE BARANGAY DEVELOPMENT PROGRAM OF THE NTF-ELCAC

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
1055	X	Bukidnon	Talakag	Dominorog
1056	X	Bukidnon	Talakag	Indulang
1057	X	Bukidnon	Talakag	Lantud
1058	X	Bukidnon	Talakag	San Rafael
1059	X	Bukidnon	Talakag	Tagbak
1060	X	Bukidnon	Talakag	Tikalaan
1061	X	Bukidnon	Valencia City	Mabuhay
1062	X	Bukidnon	Valencia City	Sinabuagan
1063	X	Bukidnon	Valencia City	Sinayawan
1064	X	Bukidnon	Valencia City	Tongantongan
1065	X	Bukidnon	Valencia City	Dagat-Kidavao
1066	X	Bukidnon	Valencia City	Lourdes
1067	X	Bukidnon	Valencia City	Lumbayao
1068	X	Lanao del Norte	lligan City	Dalipuga
1069	X	Misamis Occidental	Aloran	Macubon
1070	X	Misamis Occidental	Aloran	Roxas
1071	X	Misamis Occidental	Clarin	Dalingap
1072	X	Misamis Occidental	Clarin	Penacio
1073	X	Misamis Occidental	Concepcion	Bagong Nayon
1074	X	Misamis Occidental	Concepcion	Small Potongan
1075	X	Misamis Occidental	Don Victoriano Chiongbian	Lake Duminagat
1076	X	Misamis Occidental	Don Victoriano Chiongbian	Lampasan
1077	X	Misamis Occidental	Don Victoriano Chiongbian	Liboron
1078	X	Misamis Occidental	Don Victoriano Chiongbian	Tuno
1079	X	Misamis Occidental	Don Victoriano Chiongbian	Mara-Mara
1080	X	Misamis Occidental	Jimenez	Carmen
1081	X	Misamis Occidental	Jimenez	Matugas Alto (Purok 3)
1082	X	Misamis Occidental	Sinacaban	San Lorenzo Ruiz
1083	X	Misamis Occidental	Tangub City	Huyohoy
1084	X	Misamis Occidental	Tangub City	Santo Niño
1085	X	Misamis Occidental	Tudela	Gala
1086	X	Misamis Oriental	Alubijid	Tula
1087	X	Misamis Oriental	Balingasag	Linabu
1088	X	Misamis Oriental	Balingasag	Quezon
1089	X	Misamis Oriental	Balingasag	Samay
1090	X	Misamis Oriental	Balingasag	San Juan
1091	X	Misamis Oriental	Cagayan de Oro City	Besigan
1092	X	Misamis Oriental	Cagayan de Oro City	Dansolihon
1093	X	Misamis Oriental	Cagayan de Oro City	Taglimao
1094	X	Misamis Oriental	Cagayan de Oro City	Tagpangi
1095	X	Misamis Oriental	Cagayan de Oro City	Tuburan
1096	X	Misamis Oriental	Claveria	Mat-I
1097	X	Misamis Oriental	Claveria	Lanise
1098	X	Misamis Oriental	El Salvador	San Francisco de Asis
1099	X	Misamis Oriental	Gingoog City	Lawaan
1100	X	Misamis Oriental	Gingoog City	Bantaawan

1062	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
1101	X	Misamis Oriental	Gingoog City	Binakalan
1102	X	Misamis Oriental	Gingoog City	Eureka
1103	X	Misamis Oriental	Gingoog City	Malinao
1104	X	Misamis Oriental	Gingoog City	Kalipay
1105	X	Misamis Oriental	Gingoog City	Kamanikan
1106	X	Misamis Oriental	Gingoog City	Lunao
1107	X	Misamis Oriental	Gingoog City	San Juan
1108	X	Misamis Oriental	Jasaan	Danao
1109	X	Misamis Oriental	Jasaan	Ignacio S Cruz
1110	X	Misamis Oriental	Jasaan	San Nicolas
1111	X	Misamis Oriental	Kinoguitan	Kalitian
1112	X	Misamis Oriental	Lugait	Calangahan
1113	X	Misamis Oriental	Magsaysay	Abunda
1114	X	Misamis Oriental	Magsaysay	Cabalawan
1115	X	Misamis Oriental	Magsaysay	Gumabon
1116	X	Misamis Oriental	Magsaysay	Mindulao
1117	X	Misamis Oriental	Magsaysay	Tinaan
1118	X	Misamis Oriental	Manticao	Balintad
1119	X	Misamis Oriental	Manticao	Digkilaan
1120	X	Misamis Oriental	Medina	Mananum Bag-o
1121	X	Misamis Oriental	Medina	Mananum Daan
1122	X	Misamis Oriental	Medina	Bangbang
1123	X	Misamis Oriental	Medina	San Isidro
1124	X	Misamis Oriental	Naawan	Lubilan
1125	X	Misamis Oriental	Opol	Bagocboc
1126	X	Misamis Oriental	Opol	Cauyonan
1127	X	Misamis Oriental	Opol	Limonda
1128	X	Misamis Oriental	Opol	Nangcaon
1129	X	Misamis Oriental	Opol	Tingalan
1130	X	Misamis Oriental	Salay	Alipuaton
1131	X	Misamis Oriental	Salay	Matampa
1132	X	Misamis Oriental	Talisayan	Sta Ines
1133	XI	Davao City	Buhangin Dist	Mandug
1134	XI	Davao City	Toril Dist	Daliao
1135	XI	Davao City	Toril Dist	Sibulan
1136	XI	Davao de Oro	Laak	Bagong Silang
1137	XI	Davao de Oro	Laak	Cebulida
1138	XI	Davao de Oro	Laak	Ampawid
1139	XI	Davao de Oro	Laak	Andap
1140	XI	Davao de Oro	Laak	Anitap
1141	XI	Davao de Oro	Laak	Concepcion
1142	XI	Davao de Oro	Laak	Datu Ampunan
1143	XI	Davao de Oro	Laak	Doña Josefa
1144	XI	Davao de Oro	Laak	El Katipunan
1145	XI	Davao de Oro	Laak	Imelda
1146	XI	Davao de Oro	Laak	Inacayan

JANUARY 3, 2022	OFFICIAL GAZETTE	1063
SUPPORT TO THE BARANGAY DEVELOPMENT PROGRAM OF THE NTF-ELCAC

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
1147	XI	Davao de Oro	Laak	Langtud (Sitio Kibaguio)
1148	XI	Davao de Oro	Laak	Mabuhay
1149	XI	Davao de Oro	Laak	Mangloy
1150	XI	Davao de Oro	Laak	Melale
1151	XI	Davao de Oro	Laak	Panamoren
1152	XI	Davao de Oro	Laak	San Antonio
1153	XI	Davao de Oro	Laak	Sisimon
1154	XI	Davao de Oro	Mabini	Cadunan
1155	XI	Davao de Oro	Mabini	Poblacion (Cuambog)
1156	XI	Davao de Oro	Maco	Anibongan
1157	XI	Davao de Oro	Maco	Lapu-Lapu
1158	XI	Davao de Oro	Maco	Mainit
1159	XI	Davao de Oro	Maco	Malamodao
1160	XI	Davao de Oro	Maco	Manipongol
1161	XI	Davao de Oro	Maco	New Barili
1162	XI	Davao de Oro	Maragusan	Lahi
1163	XI	Davao de Oro	Maragusan	New Katipunan
1164	XI	Davao de Oro	Mawab	Concepcion
1165	XI	Davao de Oro	Mawab	Nuevo Iloco
1166	XI	Davao de Oro	Mawab	Salvacion
1167	XI	Davao de Oro	Mawab	Sawangan
1168	XI	Davao de Oro	Montevista	Banglasan
1169	XI	Davao de Oro	Montevista	Bankerohan Norte
1170	XI	Davao de Oro	Montevista	New Calape
1171	XI	Davao de Oro	Montevista	New Cebulan
1172	XI	Davao de Oro	Montevista	New Dalaguete
1173	XI	Davao de Oro	Montevista	Poblacion
1174	XI	Davao de Oro	Montevista	Tapia
1175	XI	Davao de Oro	Nabunturan	Mipangi
1176	XI	Davao de Oro	New Bataan	Tandawan
1177	XI	Davao del Norte	Asuncion	Napungas
1178	XI	Davao del Norte	Asuncion	Binancian
1179	XI	Davao del Norte	Asuncion	Buan
1180	XI	Davao del Norte	Kapalong	Gupitan (Sitio Bagtok & Tiabong)
1181	XI	Davao del Norte	New Corella	Cabidianan
1182	XI	Davao del Norte	New Corella	Carcor
1183	XI	Davao del Norte	New Corella	El Salvador
1184	XI	Davao del Norte	New Corella	Mambing
1185	XI	Davao del Norte	New Corella	New Cortez
1186	XI	Davao del Norte	New Corella	San Jose
1187	XI	Davao del Norte	New Corella	Santa Fe
1188	XI	Davao del Norte	New Corella	Patrocenio
1189	XI	Davao del Norte	New Corella	Suawon
1190	XI	Davao del Norte	Panabo City	Little Panay
1191	XI	Davao del Norte	Panabo City	Maduao
1192	XI	Davao del Norte	San Isidro	Igangon (Purok 9A)

1064	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
1193	XI	Davao del Norte	Sto Tomas	Magwawa
1194	XI	Davao del Norte	Sto Tomas	San Jose
1195	XI	Davao del Norte	Talaingod	Sto Niño (Sitio Himatis)
1196	XI	Davao del Sur	Kiblawan	Abnate
1197	XI	Davao del Sur	Kiblawan	Kimlawis
1198	XI	Davao del Sur	Magsaysay	Malawanit
1199	XI	Davao del Sur	Magsaysay	Maibo
1200	XI	Davao del Sur	Magsaysay	Upper Bala
1201	XI	Davao del Sur	Matanao	Dongan-pekong
1202	XI	Davao del Sur	Matanao	Saboy
1203	XI	Davao del Sur	Matanao	Asinan
1204	XI	Davao del Sur	Matanao	Bangkal
1205	XI	Davao del Sur	Matanao	Kabasagan
1206	XI	Davao del Sur	Matanao	Kapok
1207	XI	Davao del Sur	Matanao	Saub
1208	XI	Davao del Sur	Sta Cruz	Astorga
1209	XI	Davao del Sur	Sta Cruz	Coronon
1210	XI	Davao del Sur	Sta Cruz	Jose Rizal
1211	XI	Davao del Sur	Sta Cruz	Zone 1
1212	XI	Davao del Sur	Sta Cruz	Sibulan
1213	XI	Davao Occidental	Jose Abad Santos	Tanuman
1214	XI	Davao Oriental	Baganga	Binondo
1215	XI	Davao Oriental	Cateel	Malibago
1216	XI	Davao Oriental	Cateel	Aliwagwag
1217	XI	Davao Oriental	Cateel	Mainit
1218	XI	Davao Oriental	Cateel	Taytayan
1219	XI	Davao Oriental	Lupon	Marayag
1220	XI	Davao Oriental	Lupon	Maragatas
1221	XI	Davao Oriental	Manay	Capasnan
1222	XI	Davao Oriental	Manay	San Fermin
1223	XI	Davao Oriental	Manay	Taocanga
1224	XI	Davao Oriental	Mati City	Matiao
1225	XI	Davao Oriental	Mati City	Sainz
1226	XI	Davao Oriental	Mati City	Sanghay
1227	XI	Davao Oriental	Mati City	Tagbinonga
1228	XI	Davao Oriental	Mati City	Taguibo
1229	XI	Davao Oriental	Mati City	Don Salvador Lopez
1230	XI	Davao Oriental	Mati City	Central
1231	XI	Davao Oriental	Mati City	Culian
1232	XI	Davao Oriental	Tarragona	Ompao
1233	XI	Davao Oriental	Tarragona	Tomoaong
1234	XI	Davao Oriental	Tarragona	Tubaon
1235	XII	North Cotabato	Antipas	Kiyaab
1236	XII	North Cotabato	Antipas	Magsaysay
1237	XII	North Cotabato	Antipas	Malatad
1238	XII	North Cotabato	Antipas	Malire

JANUARY 3, 2022	OFFICIAL GAZETTE	1065
SUPPORT TO THE BARANGAY DEVELOPMENT PROGRAM OF THE NTF-ELCAC

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
1239	XII	North Cotabato	Arakan	Kinawayan
1240	XII	North Cotabato	Arakan	Binoongan
1241	XII	North Cotabato	Arakan	Datu Matangkil
1242	XII	North Cotabato	Arakan	Kulaman Valley
1243	XII	North Cotabato	Arakan	San Miguel
1244	XII	North Cotabato	Arakan	Sto Niño
1245	XII	North Cotabato	Arakan	Badiangon
1246	XII	North Cotabato	Arakan	Gambodes
1247	XII	North Cotabato	Arakan	Salasang
1248	XII	North Cotabato	Arakan	Sumalili
1249	XII	North Cotabato	Kidapawan City	Gayola
1250	XII	North Cotabato	Kidapawan City	Katipunan
1251	XII	North Cotabato	Kidapawan City	Sto Niño
1252	XII	North Cotabato	Kidapawan City	Malinan
1253	XII	North Cotabato	Kidapawan City	San Isidro
1254	XII	North Cotabato	Kidapawan City	San Roque
1255	XII	North Cotabato	Magpet	Alibayon
1256	XII	North Cotabato	Magpet	Bagumbayan
1257	XII	North Cotabato	Magpet	Balete
1258	XII	North Cotabato	Magpet	Basak
1259	XII	North Cotabato	Magpet	Inac
1260	XII	North Cotabato	Magpet	Temporan
1261	XII	North Cotabato	Makilala	Cabilao
1262	XII	North Cotabato	Makilala	Malasila
1263	XII	North Cotabato	Makilala	New Baguio
1264	XII	North Cotabato	Makilala	Sta Felomina
1265	XII	North Cotabato	Makilala	Malungon
1266	XII	North Cotabato	Makilala	Sto Niño
1267	XII	North Cotabato	President Roxas	Alegria
1268	XII	North Cotabato	President Roxas	Datu Indang
1269	XII	North Cotabato	President Roxas	Datu Sandungan
1270	XII	North Cotabato	President Roxas	Greenhill
1271	XII	North Cotabato	President Roxas	Idaoman
1272	XII	North Cotabato	President Roxas	Kamarahan
1273	XII	North Cotabato	President Roxas	Lama-lama
1274	XII	North Cotabato	President Roxas	Sagcungan
1275	XII	North Cotabato	President Roxas	Sarayan
1276	XII	North Cotabato	President Roxas	Bato-bato
1277	XII	North Cotabato	President Roxas	Cabangbangan
1278	XII	North Cotabato	President Roxas	Camasi
1279	XII	North Cotabato	President Roxas	F. Cajelo
1280	XII	North Cotabato	President Roxas	Ilustre
1281	XII	North Cotabato	President Roxas	Kimaruhing
1282	XII	North Cotabato	President Roxas	Kisupaan
1283	XII	North Cotabato	President Roxas	Labu-o
1284	XII	North Cotabato	President Roxas	Mabuhay

1066	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
1285	XII	North Cotabato	President Roxas	Poblacion
1286	XII	North Cotabato	President Roxas	Salat
1287	XII	North Cotabato	Tulunan	Bacong
1288	XII	North Cotabato	Tulunan	Daig
1289	XII	North Cotabato	Tulunan	Magbok
1290	XII	North Cotabato	Tulunan	Tuburan
1291	XII	North Cotabato	Tulunan	Nabundasan
1292	XII	Sarangani Province	Glan	Datal Bukay
1293	XII	Sarangani Province	Maasim	Nomoh
1294	XII	Sarangani Province	Maasim	Pananag
1295	XII	Sarangani Province	Malapatan	Sapu Masla
1296	XII	South Cotabato	Koronadal City	San Jose (Koronadal)
1297	XII	South Cotabato	Lake Sebu	Klubi (So Klubi)
1298	XII	South Cotabato	Lake Sebu	Lamfugon (Sitio Kolonbong)
1299	XII	South Cotabato	T’Boli	Laconon (Sitio Ellaw)
1300	XII	South Cotabato	Tupi	Cebuano
1301	XII	Sultan Kudarat	Bagumbayan	Sumilil
1302	XII	Sultan Kudarat	Columbio	Eday
1303	XII	Sultan Kudarat	Columbio	Elbebe
1304	XII	Sultan Kudarat	Columbio	Lomoyon
1305	XII	Sultan Kudarat	Columbio	Makat
1306	XII	Sultan Kudarat	Esperanza	Margues
1307	XII	Sultan Kudarat	Esperanza	Pamantingan
1308	XII	Sultan Kudarat	Kalamansig	Nalilidan
1309	XII	Sultan Kudarat	Kalamansig	Sangay
1310	XII	Sultan Kudarat	Lebak	Bululawan
1311	XII	Sultan Kudarat	Palimbang	Domolol
1312	XII	Sultan Kudarat	Sen Ninoy Aquino	Midtungok
1313	XIII	Agusan del Norte	Butuan City	Amparo
1314	XIII	Agusan del Norte	Butuan City	Los Angeles
1315	XIII	Agusan del Norte	Butuan City	Sto Niño
1316	XIII	Agusan del Norte	Jabonga	Bangonay
1317	XIII	Agusan del Norte	Kitcharao	Mahayahay
1318	XIII	Agusan del Norte	Kitcharao	San Roque
1319	XIII	Agusan del Norte	Kitcharao	Sangay
1320	XIII	Agusan del Norte	Remedios T Romualdez	Balang-balang
1321	XIII	Agusan del Norte	Santiago	Curva
1322	XIII	Agusan del Norte	Santiago	Jagupit
1323	XIII	Agusan del Norte	Santiago	Poblacion 2
1324	XIII	Agusan del Sur	Esperanza	Agsabu
1325	XIII	Agusan del Sur	Esperanza	Bakingking
1326	XIII	Agusan del Sur	Esperanza	Guibonon
1327	XIII	Agusan del Sur	Esperanza	Kalabuan
1328	XIII	Agusan del Sur	Esperanza	Kinamaybay
1329	XIII	Agusan del Sur	Esperanza	Maliwanag
1330	XIII	Agusan del Sur	Esperanza	Segunda

JANUARY 3, 2022	OFFICIAL GAZETTE	1067
SUPPORT TO THE BARANGAY DEVELOPMENT PROGRAM OF THE NTF-ELCAC

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
1331	XIII	Agusan del Sur	Esperanza	Tagbalili
1332	XIII	Agusan del Sur	Esperanza	Tandang Sora
1333	XIII	Agusan del Sur	Esperanza	Bunaguit
1334	XIII	Agusan del Sur	Esperanza	Nato
1335	XIII	Agusan del Sur	Esperanza	Remedios
1336	XIII	Agusan del Sur	Esperanza	Salug
1337	XIII	Agusan del Sur	Esperanza	Balubo
1338	XIII	Agusan del Sur	Esperanza	Hawilian
1339	XIII	Agusan del Sur	Esperanza	Milagros
1340	XIII	Agusan del Sur	Esperanza	Oro
1341	XIII	Agusan del Sur	Esperanza	Sinakungan
1342	XIII	Agusan del Sur	La Paz	Kasapa II
1343	XIII	Agusan del Sur	La Paz	Comota
1344	XIII	Agusan del Sur	La Paz	Langasian
1345	XIII	Agusan del Sur	Loreto	Johnson
1346	XIII	Agusan del Sur	Loreto	Binucayan
1347	XIII	Agusan del Sur	Loreto	Kasapa
1348	XIII	Agusan del Sur	Loreto	Kauswagan
1349	XIII	Agusan del Sur	Loreto	Magaud
1350	XIII	Agusan del Sur	Loreto	Poblacion
1351	XIII	Agusan del Sur	Loreto	San Mariano
1352	XIII	Agusan del Sur	Loreto	Violanta
1353	XIII	Agusan del Sur	Loreto	Sabud
1354	XIII	Agusan del Sur	San Luis	Balit
1355	XIII	Agusan del Sur	San Luis	Coalicion
1356	XIII	Agusan del Sur	San Luis	Mahagsay
1357	XIII	Agusan del Sur	San Luis	Mahayahay
1358	XIII	Agusan del Sur	San Luis	San Pedro
1359	XIII	Agusan del Sur	Sibagat	New Tubigon
1360	XIII	Agusan del Sur	Sibagat	Banagbanag
1361	XIII	Agusan del Sur	Sibagat	Kioya
1362	XIII	Agusan del Sur	Sibagat	Kolambugan
1363	XIII	Agusan del Sur	Sibagat	Magsaysay
1364	XIII	Agusan del Sur	Sibagat	Padiay
1365	XIII	Agusan del Sur	Sibagat	San Isidro
1366	XIII	Agusan del Sur	Sibagat	Tabon-tabon
1367	XIII	Agusan del Sur	Sibagat	Sta Cruz
1368	XIII	Agusan del Sur	Trento	Sta Maria
1369	XIII	Surigao del Norte	Alegria	Camp Eduard (Geotina)
1370	XIII	Surigao del Norte	Alegria	Ombong
1371	XIII	Surigao del Norte	Alegria	San Pedro
1372	XIII	Surigao del Norte	Bacuag	Pautao
1373	XIII	Surigao del Norte	Bacuag	Pungtod
1374	XIII	Surigao del Norte	Bacuag	Campo
1375	XIII	Surigao del Norte	Claver	Cabugo
1376	XIII	Surigao del Norte	Claver	Panatao

1068	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAYS
1377	XIII	Surigao del Norte	Claver	Wangke
1378	XIII	Surigao del Norte	Gigaquit	Camboayan
1379	XIII	Surigao del Norte	Gigaquit	San Antonio
1380	XIII	Surigao del Norte	Mainit	San Francisco
1381	XIII	Surigao del Norte	Mainit	Tolingon
1382	XIII	Surigao del Norte	Malimono	Cagtinae
1383	XIII	Surigao del Norte	Malimono	Cayawan
1384	XIII	Surigao del Norte	Placer	Amoslog
1385	XIII	Surigao del Norte	Placer	Mabini
1386	XIII	Surigao del Norte	Placer	Pananay-an
1387	XIII	Surigao del Norte	Surigao City	San Roque
1388	XIII	Surigao del Norte	Tubod	Timamana
1389	XIII	Surigao del Sur	Bislig City	Pamaypayan
1390	XIII	Surigao del Sur	Cantilan	Buntalid
1391	XIII	Surigao del Sur	Cantilan	Cabas-an
1392	XIII	Surigao del Sur	Cantilan	Tigabong
1393	XIII	Surigao del Sur	Carmen	Puyat
1394	XIII	Surigao del Sur	Cortes	Tag-Anongan
1395	XIII	Surigao del Sur	Lanuza	Sibahay
1396	XIII	Surigao del Sur	Lanuza	Zone III
1397	XIII	Surigao del Sur	Lanuza	Nurcia
1398	XIII	Surigao del Sur	San Miguel	Castillo
1399	XIII	Surigao del Sur	San Miguel	San Roque
1400	XIII	Surigao del Sur	San Miguel	Liba-sud
1401	XIII	Surigao del Sur	San Miguel	Magroyong
1402	XIII	Surigao del Sur	San Miguel	Siagao
1403	XIII	Surigao del Sur	Tandag City	Mabuhay
1404	XIII	Surigao del Sur	Tandag City	Maitum
1405	XIII	Surigao del Sur	Tandag City	Awasian
1406	XIII	Surigao del Sur	Tandag City	San Antonio